UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report, covering the period from November 1, 2016 through October 31, 2017.

Market Review

During the 12 months ended October 31, 2017, U.S. stocks, as measured by the

S&P 500 Index,1 kept an upward trajectory. During this period, the S&P 500 Index generated a 23.6% total return, hitting another record high in late October.

The primary drivers of market progress during the period were slow, yet steady growth, positive corporate earnings, and positive job reports. These market conditions have served as the basis of the U.S. Federal Reserve’s (Fed) interest-rate hike cycle that began in December 2015 and continued through June 2017, when short-term rates rose by 0.25% to a range of 1% to 1.25%. At the time of this writing, consensus expectations were for a continued gradual increase in interest rates throughout 2018, which should help markets better digest and account for such changes.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. Congress has approved a budget resolution for the new fiscal year and pushed back the deadline to lift the debt ceiling in an effort to tie federal funding for disaster relief to the bills following three major hurricanes. Uncertainty surrounding healthcare and tax reform remain. Additionally, concerns about possible nuclear action from North Korea may be contributing to market uncertainty.

In Europe, while Macron’s victory in France was viewed as market-friendly, uncertainty remains, for example, with respect to Britain’s “Brexit” undertaking to leave the European Union, which could influence markets or cause an uptick in volatility.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Domestic Equity Funds

*	Effective November 1, 2017, the fund’s name changed to the Hartford Quality Value Fund.

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund (Unaudited) inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Capital Appreciation A2	21.86%	14.90%	4.83%
Capital Appreciation A3	15.16%	13.61%	4.24%
Capital Appreciation C2	20.97%	14.08%	4.08%
Capital Appreciation C3	19.97%	14.08%	4.08%
Capital Appreciation I2	22.20%	15.26%	5.15%
Capital Appreciation R3[2]	21.47%	14.56%	4.53%
Capital Appreciation R4[2]	21.82%	14.91%	4.85%
Capital Appreciation R5[2]	22.20%	15.24%	5.17%
Capital Appreciation R6[2]	22.33%	15.35%	5.27%
Capital Appreciation Y2	22.27%	15.35%	5.27%
Capital Appreciation F2	22.29%	15.28%	5.16%
Russell 3000 Index	23.98%	15.12%	7.61%
S&P 500 Index	23.63%	15.18%	7.51%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Capital Appreciation Class A	1.10%	1.10%
Capital Appreciation Class C	1.82%	1.82%
Capital Appreciation Class I	0.79%	0.79%
Capital Appreciation Class R3	1.40%	1.41%
Capital Appreciation Class R4	1.10%	1.10%
Capital Appreciation Class R5	0.80%	0.80%
Capital Appreciation Class R6	0.70%	0.70%
Capital Appreciation Class Y	0.75%	0.75%
Capital Appreciation Class F	0.70%	0.70%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

Saul J. Pannell, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

* Mr. Pannell has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, as of December 31, 2017. Accordingly, he will no longer serve as a portfolio manager to the Fund as of December 31, 2017.

How did the Fund perform during the period?

The Class A shares of The Hartford Capital Appreciation Fund returned 21.86%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 23.98% and 23.63%, respectively, for the same period. The Fund underperformed the 21.99% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization

3

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

All eleven sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Information Technology (+38%), Financials (+36%), and Materials (+30%) sectors, while the Telecommunication Services (0%), Energy (+2%) and Consumer Staples (+3%) sectors lagged on a relative basis.

The Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Healthcare, Consumer Discretionary, and Industrials sectors. Stock selection within the Information Technology and Materials sectors contributed positively to benchmark-relative returns during the period. Sector allocation, a result of bottom-up stock selection, contributed positively to benchmark-relative results, primarily driven by the Fund’s underweight to Utilities and overweight to Information Technology. This was slightly offset by the Fund’s overweight to Consumer Discretionary, which detracted from performance.

Top detractors from performance relative to the Russell 3000 Index included Apple (Information Technology), Uber (Information Technology), and Viacom (Consumer Discretionary). Shares of Apple, a U.S.-based mobile device and personal computer manufacturer, rose over the period as the company raised its dividends and saw strong demand for its iPhone 7 throughout the year. Not holding the stock detracted from relative performance. Uber, a U.S.-based transportation Technology company, also detracted from performance for the period. The fair valuation of private placement Uber fell during the period as a result of several well publicized negative events and the ultimate departure of its CEO. The stock price of Viacom, a U.S.-based media conglomerate, fell over the period due to concerns over a drop in advertisement budgets from the automobile and Technology sectors. DexCom (Healthcare) and Advance Auto Parts (Consumer Discretionary) detracted from performance on an absolute basis over the period.

General Electric (Industrials), Alibaba (Information Technology), and Mobileye (Information Technology) contributed positively to relative returns over the period. The share price of General Electric, a U.S.-based digital industrial company, fell over the period as it announced quarterly results that fell short of market expectations due to continued weak demand in the company’s oil and gas, transportation, and lighting businesses. Not owning the stock contributed positively to performance relative to the Russell 3000 Index. Shares of Alibaba, a Chinese-based company focused on online and mobile commerce, rose over the period as the company reported financial results that exceeded expectations, particularly in the third quarter of 2017. Mobileye, an Israeli company that makes advanced driver assistance systems for automobiles, saw its stock price rise after it agreed to be acquired by Intel at a price premium. Bristol-Myers Squibb (Healthcare) and JP Morgan Chase (Financials) were top contributors to absolute returns over the period.

During the period, the Fund, at times, used currency forwards to hedge currency risk. During the period, the use of currency forwards did not have a significant impact on performance.

What is the outlook?

As the U.S. continues to trend toward later stages of the economic cycle, we believe stable growth is driving market gains. Corporate fundamentals, including earnings momentum, remain strong. A number of drivers are creating positive sentiment including continued low inflation, market stability, higher profit margins and the potential for tax reform and increased rates. Conversely, ongoing geopolitical concerns (North Korea), Fed leadership uncertainty and a sustained low volatility environment are helping to offset positive sentiment. From a factor perspective, we favor value in the U.S. on a relative basis. We are also cautious on traditional growth strategies following the sustained and narrow market leadership of technology “FANG” (Facebook, Amazon, Netflix, and Alphabet (Google)) equities in the U.S. Low volatility equities appear expensive, having begun a resurgence late in the second quarter of 2017, but without a clear and immediate catalyst for reversion, these equities remain a good way to reduce risk when overweight value and growth strategies in our view. As the importance of the individual factors that have historically driven returns diminishes, we believe factor breadth (the number of factors needed to explain at least 60% of variance) has continued to increase. At the stock level, the number of equities outperforming the market by more than 25% on a rolling twelve-month basis (a measure of broader market breadth) has come off of its lows, but remains narrow. Together, this suggests an improving environment for fundamental stock pickers.

At the end of the period, the Fund’s largest overweights were to Information Technology and Financials, while the Fund’s largest underweights were to Energy and Consumer Staples, relative to the Russell 3000 Index.

4

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.5%
Consumer Staples	4.4
Energy	1.6
Financials	17.1
Health Care	12.0
Industrials	9.4
Information Technology	28.5
Materials	4.4
Real Estate	2.4
Telecommunication Services	1.0
Utilities	3.1

Total	97.4%

Short-Term Investments	2.2
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

5

Hartford Core Equity Fund (Unaudited) inception 04/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Core Equity A2	21.06%	15.73%	7.65%
Core Equity A3	14.40%	14.42%	7.04%
Core Equity C2	20.20%	14.91%	6.86%
Core Equity C3	19.20%	14.91%	6.86%
Core Equity I2	21.37%	15.88%	7.72%
Core Equity R3[2]	20.71%	15.43%	7.41%
Core Equity R4[2]	21.05%	15.79%	7.71%
Core Equity R5[2]	21.41%	16.13%	8.05%
Core Equity R6[2]	21.52%	16.19%	8.11%
Core Equity Y2	21.47%	16.18%	8.11%
Core Equity F2	21.50%	15.91%	7.73%
S&P 500 Index	23.63%	15.18%	7.51%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 3/31/15 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Core Equity Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Core Equity Class A	0.80%	0.80%
Core Equity Class C	1.55%	1.55%
Core Equity Class I	0.55%	0.55%
Core Equity Class R3	1.10%	1.14%
Core Equity Class R4	0.80%	0.83%
Core Equity Class R5	0.50%	0.53%
Core Equity Class R6	0.43%	0.43%
Core Equity Class Y	0.48%	0.48%
Core Equity Class F	0.43%	0.43%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Core Equity Fund returned 21.06%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 23.63% for the same period. The Fund also underperformed the 22.39% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S.

economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S.

7

Hartford Core Equity Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, twelve-month period ended October 31, 2017.

Ten out of eleven sectors in the S&P 500 Index rose during the period, with Information Technology (+39%), Financials (+37%), and Materials (+29%) performing the best. Telecommunication Services (-1%) lagged on a relative basis during the period.

Overall, underperformance relative to the S&P 500 Index was driven by weak security selection, primarily within the Healthcare, Information Technology, and Consumer Discretionary sectors. This was partially offset by positive stock selection within the Utilities and Consumer Staples sectors. Sector allocation, a result of the bottom up stock selection process, contributed positively to benchmark-relative performance during the period, in part due to the Fund’s underweights to the Energy, Real Estate, and Telecommunication Services sectors. This was partially offset by the Fund’s overweight to Consumer Staples.

The top detractors from performance relative to the S&P 500 Index included Equifax (Industrials), Molson Coors Brewing (Consumer Staples), and Allergan (Healthcare). Shares of Equifax, a U.S.-based consumer credit reporting company, declined following the announcement of a major breach of consumer information and increasing concerns regarding management’s response. Shares of Molson Coors Brewing, a U.S.-based beer company, declined as synergies from the MillerCoors deal have been lower than anticipated. We exited the position during the period. Shares of Allergan, a global pharmaceutical company, declined during the period due to increased investor concerns over competitive pressures for some key products. Top absolute detractors for the period included QUALCOMM (Information Technology) and Kroger (Consumer Staples).

The top contributors to performance relative to the S&P 500 Index were General Electric (Industrials), Bank of America (Financials), and PNC Financial (Financials). Not owning General Electric, a U.S.-based multinational conglomerate operating in the Technology infrastructure, capital finance, and consumer and industrial products industries, was beneficial to relative performance during the period as 4th quarter 2016 revenues fell short of consensus expectations. Shares of Bank of America and PNC Financial, both U.S.-based diversified Financial Services companies, rose due to expectations of rising interest rates, lower taxes, and relief from regulatory pressures that may prove to be a secular tailwind for the U.S. banking industry. Top absolute contributors included Apple (Information Technology) and JPMorgan Chase & Co (Financials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

While the global reflation theme (rising nominal growth, wages and inflation) has likely been delayed, we believe the U.S. economy appears healthy and is growing. Consumer spending is steady and investment spending appears to have picked up. Solid job growth and consumer confidence readings at multi-year highs suggest that consumer spending should be in good shape in the near term. The market is likely to remain focused on changes to the Fed’s bond buying program and its impact on interest rates. We would not be surprised by a pick-up in volatility from very low levels with the increased supply of bonds. With tight labor markets, we continue to expect the Fed to remain on the slow path to interest rate normalization. On legislative policy, both the White House and Congress are now focused on taxes. The initial tax blueprint, if enacted, would likely provide stimulus to both consumers and corporations. The magnitude of the stimulus from these initiatives will depend on the appetite for lawmakers to absorb the increases to the deficit.

Overall, we continue to find what we consider to be attractively valued equities with the characteristics we seek. We believe the U.S. economy remains in a period of moderate economic growth, and we continue to monitor policy decisions and economic trends that may impact the Fund’s holdings. We remain consistent in adhering to the Fund’s disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a Fund that focuses largely on stock selection in seeking to outperform the S&P 500 Index.

At the end of the period, the Fund’s largest overweight sectors relative to the S&P 500 Index were to Utilities and Healthcare, while the Fund’s largest underweights were to Energy and Real Estate sectors.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”).

8

Hartford Core Equity Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.4%
Consumer Staples	8.6
Energy	1.5
Financials	16.2
Health Care	15.7
Industrials	10.3
Information Technology	23.6
Materials	3.6
Telecommunication Services	1.5
Utilities	5.2

Total	98.6%

Short-Term Investments	1.4
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

9

The Hartford Dividend and Growth Fund (Unaudited) inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Dividend and Growth A2	22.40%	13.65%	6.98%
Dividend and Growth A3	15.67%	12.37%	6.37%
Dividend and Growth C2	21.54%	12.80%	6.18%
Dividend and Growth C3	20.54%	12.80%	6.18%
Dividend and Growth I2	22.67%	13.89%	7.24%
Dividend and Growth R3[2]	21.97%	13.27%	6.64%
Dividend and Growth R4[2]	22.34%	13.63%	6.99%
Dividend and Growth R5[2]	22.72%	13.97%	7.30%
Dividend and Growth R6[2]	22.83%	14.05%	7.40%
Dividend and Growth Y2	22.81%	14.06%	7.40%
Dividend and Growth F2	22.81%	13.91%	7.26%
S&P 500 Index	23.63%	15.18%	7.51%
Russell 1000 Value Index	17.78%	13.48%	5.99%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

10

The Hartford Dividend and Growth Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Dividend and Growth Class A	1.03%	1.03%
Dividend and Growth Class C	1.77%	1.77%
Dividend and Growth Class I	0.83%	0.83%
Dividend and Growth Class R3	1.36%	1.36%
Dividend and Growth Class R4	1.06%	1.06%
Dividend and Growth Class R5	0.76%	0.76%
Dividend and Growth Class R6	0.66%	0.66%
Dividend and Growth Class Y	0.71%	0.71%
Dividend and Growth Class F	0.66%	0.66%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark E. Vincent

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Dividend and Growth Fund returned 22.40%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming one of the Fund’s benchmarks, the S&P 500 Index, which returned 23.63% for the same period. The Fund outperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 17.78% for the same period. The Fund outperformed the 17.60% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ending October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to

11

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

Ten out of eleven sectors in the S&P 500 Index rose during the period, with Information Technology (+39%), Financials (+37%), and Materials (+29%) performing the best. Telecommunication services (-1%) lagged on a relative basis during the period.

Stock selection, particularly within the Healthcare, Information Technology, and Financials sectors, detracted from performance relative to the S&P 500 Index. This was partially offset by stronger selection within the Industrials, Energy, and Materials sectors. Sector allocation, a result of the bottom up stock selection process, contributed positively to performance relative to the S&P 500 Index, due to an overweight to Financials and an underweight to Consumer Staples. This was offset by an underweight to Information Technology and overweight to Energy which detracted from performance relative to the S&P 500 Index.

The Fund’s top detractors from performance relative to the S&P 500 Index included Merck (Healthcare), NVIDIA (Information Technology), and Hess (Energy). Shares of Merck, a U.S.-based global pharmaceutical company, fell during the period as investors seemed concerned about competitive pressure on its marketed treatments including Januvia and Zepatier. Not owning benchmark constituent NVIDIA, a U.S.-based graphics chip producer, detracted from benchmark-relative performance as the company reported strong revenue and earnings results for the second quarter and provided guidance well above consensus expectations, driven by gaming chip and cryptocurrency-related demand. Cryptocurrency is a digital currency that uses cryptography for security. The stock price of Hess, a U.S.-based integrated oil company, fell due to concerns about the long-term outlook for oil and gas prices due to oversupply and rising inventories. L Brands (Consumer Discretionary) and Walgreens (Consumer Staples) were among the top absolute detractors during the period.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were General Electric (Industrials), CSX Corporation (Industrials), and Bank of America (Financials). Not holding benchmark constituent General Electric, a U.S.-based multinational conglomerate operating in the technology, infrastructure, capital finance, and consumer and industrial products industries, for the majority of the period contributed positively after its stock price fell on disappointing fourth-quarter earnings and several executive leadership changes. Shares of CSX, a U.S.-based leading transportation supplier, received a huge boost from the market upon rumors of and ultimately hiring a new CEO with a strong track record of successful turnarounds. The Fund’s position was eliminated after CSX’s stock price rose early in the summer. Bank of America, a U.S.-based global banking and financial services company, saw its share price rise as expectations of rising interest rates, lower taxes, and relief from regulatory pressures proved to be a secular tailwind for the U.S. banking industry. Top absolute performers during the period included JP Morgan Chase (Financials) and Microsoft (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we believe the moderate pace of economic growth will continue. We expect Congress to enact some measure of fiscal stimulus before year end but recognize the timeline is getting tight.

Growth oriented equities, particularly in the Technology sector, have led the market in 2017. We believe many of these equities have reached valuation levels that provide little downside protection and as a result are not viewed as attractive for this Fund. We are finding attractive ideas in our view in parts of Healthcare, Technology, Energy and Financials sectors where it seems the market is assuming cyclical issues are more long term in nature.

As stock prices rise, we believe our value tilt and focus on dividends, which has been challenging to performance on a year to date basis, should be helpful when market volatility increases. We continue to believe that the Financials and Energy sectors in particular offer the most compelling combination of fundamental strength and attractive valuation.

At the end of the period, the Fund’s largest overweights relative to the S&P 500 Index were to the Financials, Energy, and Utilities sectors, while the Fund’s largest underweights were to Consumer Discretionary and Information Technology sectors.

We continue to rely on our process and philosophy as we construct the Fund. We remain focused on the significance of dividends, positive capital stewardship, and franchise value.

12

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”).

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	5.5%
Consumer Staples	5.2
Energy	9.1
Financials	23.5
Health Care	14.1
Industrials	9.2
Information Technology	18.8
Materials	3.5
Real Estate	1.2
Telecommunication Services	2.4
Utilities	5.1

Total	97.6%

Short-Term Investments	2.3
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

13

The Hartford Equity Income Fund (Unaudited) inception 08/28/2003

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Equity Income A2	20.51%	12.97%	7.50%
Equity Income A3	13.88%	11.70%	6.89%
Equity Income C2	19.56%	12.15%	6.72%
Equity Income C3	18.56%	12.15%	6.72%
Equity Income I2	20.76%	13.27%	7.79%
Equity Income R3[2]	20.06%	12.59%	7.15%
Equity Income R4[2]	20.39%	12.93%	7.47%
Equity Income R5[2]	20.77%	13.27%	7.82%
Equity Income R6[2]	20.91%	13.40%	7.92%
Equity Income Y2	20.88%	13.39%	7.92%
Equity Income F2	20.88%	13.29%	7.80%
Russell 1000 Value Index	17.78%	13.48%	5.99%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

The Hartford Equity Income Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Equity Income Class A	1.02%	1.02%
Equity Income Class C	1.75%	1.75%
Equity Income Class I	0.77%	0.77%
Equity Income Class R3	1.36%	1.36%
Equity Income Class R4	1.06%	1.06%
Equity Income Class R5	0.76%	0.76%
Equity Income Class R6	0.66%	0.66%
Equity Income Class Y	0.71%	0.71%
Equity Income Class F	0.66%	0.66%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Equity Income Fund returned 20.51%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 17.78% for the same period. The Fund outperformed the 17.60% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

15

The Hartford Equity Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

During the period ten out of eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with Financials (+37%), Materials (+31%), and Information Technology (+27%) performing the best. Telecommunication services (-3%) lagged during the period.

Outperformance relative to the Russell 1000 Value Index was driven by security selection, primarily within the Consumer Staples and Consumer Discretionary sectors. This more than offset weaker stock selection within Financials and Healthcare. Sector allocation, a result of our bottom-up stock selection process, also contributed positively during the period primarily due to underweights to the Real Estate and Energy sectors. This was partially offset by an underweight to Utilities, which detracted from performance.

Top contributors to returns relative to the Russell 1000 Value Index included PNC Financial Services (Financials), Unilever (Consumer Staples), and Microsoft (Information Technology). The stock price of PNC Financial Services, a U.S.-based Financial Services company, rose as management focused on deepening customer relationships to try to drive fee growth. The shares of Unilever, a Netherlands-based global consumer products company, rose following management’s announcement of a comprehensive review of its business to accelerate shareholder value in the wake of the rejected bid from Kraft Heinz. Shares of Microsoft, a U.S.-based global leader of the development, licensing, and support of a range of software products and services, rose over the period after continued stable performance in Office and Windows, accelerating growth in Azure, and improving commercial cloud profit margins. Top absolute contributors for the period included JP Morgan Chase (Financials) and Wells Fargo (Financials).

Top detractors from performance relative to the Russell 1000 Value Index during the period included Bank of America (Financials), Citigroup (Financials), and Berkshire Hathaway (Financials). Bank of America, a U.S.-based global banking and financial services company, saw its share price rise as expectations of rising interest rates, lower taxes, and relief from regulatory pressures proved to be a secular tailwind for the U.S. banking industry. Not holding this stock detracted from relative performance. Not owning benchmark constituent Citigroup, a U.S.-based financial services company, detracted from benchmark-relative performance as the stock price rose as Citi has streamlined its business and built up excess capital. The stock price of Berkshire Hathaway, a U.S.-based multinational conglomerate holding company, rose as its business is diversified across sectors leading to a strong balance sheet giving it a significant competitive advantage. Not holding this stock detracted from relative performance. A top detractor from absolute performance was General Electric (Industrials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the global recovery appears on track with synchronized growth in the U.S., Europe, and Asia and broad-based cyclical momentum in emerging market economies. Recent U.S. dollar weakness has benefited global economic activity, but may redistribute growth across the regions. In particular, industries in the U.S. and emerging markets are being helped, while foreign exchange (FX) moves are weighing on European industrial activity at the same time. We believe that tightening by the Fed and China is unlikely to derail the global recovery, but some loss in global growth momentum is to be expected in coming months.

In the U.S., proposed tax cuts would likely help investment spending and add to growth in the domestic economy. The pace of economic expansion has been fairly modest thus far, for growth as well as inflation. Consumer spending has been solid throughout the recovery, and if President Trump’s tax plans are achieved in fiscal 2018, we should see increased economic activity in our view. Optimism over the announced tax outline contributed to the U.S. market’s positive move late in the third quarter of 2017.

Recent hurricane activity caused meaningful damage in parts of Texas, Florida, Puerto Rico, and the Caribbean. There are short- and long-term investment implications we need to continue to evaluate across many industries, including oil refining, insurance, construction, and materials. These storms have created near-term noise in domestic economic data, but we expect a normalization in the coming weeks and months.

Information Technology, Energy, and Industrials represented the Fund’s largest sector overweights relative to the Russell 1000 Value Index, while the Real Estate, Consumer Discretionary, and Telecommunication Services sectors were the Fund’s largest underweights at the end of the reporting period.

16

The Hartford Equity Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	3.2%
Consumer Staples	8.9
Energy	12.4
Financials	26.3
Health Care	14.2
Industrials	9.7
Information Technology	11.0
Materials	3.3
Telecommunication Services	2.3
Utilities	6.1

Total	97.4%

Short-Term Investments	2.3
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

17

The Hartford Growth Opportunities Fund (Unaudited) inception 03/31/1963

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Growth Opportunities A1	27.40%	17.40%	6.99%
Growth Opportunities A2	20.39%	16.08%	6.38%
Growth Opportunities C1	26.46%	16.56%	6.23%
Growth Opportunities C2	25.46%	16.56%	6.23%
Growth Opportunities I1	27.67%	17.68%	7.30%
Growth Opportunities R3[1]	26.95%	17.04%	6.70%
Growth Opportunities R4[1]	27.33%	17.40%	7.03%
Growth Opportunities R5[1]	27.74%	17.74%	7.35%
Growth Opportunities R6[1]	27.86%	17.85%	7.45%
Growth Opportunities Y1	27.83%	17.86%	7.45%
Growth Opportunities F1	27.77%	17.70%	7.31%
Russell 3000 Growth Index	29.80%	16.71%	9.06%
Russell 1000 Growth Index	29.71%	16.83%	9.13%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

18

The Hartford Growth Opportunities Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Opportunities Class A	1.13%	1.13%
Growth Opportunities Class C	1.88%	1.88%
Growth Opportunities Class I	0.92%	0.92%
Growth Opportunities Class R3	1.45%	1.46%
Growth Opportunities Class R4	1.15%	1.15%
Growth Opportunities Class R5	0.85%	0.85%
Growth Opportunities Class R6	0.75%	0.76%
Growth Opportunities Class Y	0.80%	0.80%
Growth Opportunities Class F	0.75%	0.76%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Opportunities Fund returned 27.40%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 29.80% and 29.71%, respectively, for the same period. The Fund outperformed the 26.88% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S.

economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

19

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

Ten of the eleven sectors in the Russell 3000 Growth Index rose during the period. The Information Technology (+41%), Financials (+37%), and Industrials (+32%) sectors posted the strongest gains during the period, while Energy (-7%) fell.

Security selection detracted from performance relative to the Russell 3000 Growth Index during the period, with weak selection in Financials, Industrials, and Healthcare sectors, partially offset by stronger selection within Information Technology, Consumer Discretionary, and Consumer Staples sectors. Sector allocation, a result of the Fund’s bottom-up stock selection process, contributed positively to benchmark-relative performance during the period, due to an underweight to Consumer Staples and an overweight to Information Technology. This was partially offset by the negative impact of an overweight to Energy.

Top detractors from relative performance during the period included Apple (Information Technology), Uber (Information Technology), and Dexcom (Healthcare). Shares of Apple, a U.S.-based manufacturer of mobile devices and distributor of digital content, rose during the period as the stock outperformed the Russell 3000 Growth Index based on rising expectations for the iPhone 8 release and a more favorable political backdrop for U.S. based global technology companies. Apple’s fundamentals remained strong during the period, but we are finding more compelling growth opportunities elsewhere in the market. Not owning a position in the benchmark constituent for most of the period detracted from benchmark-relative performance. Uber, a U.S.-based transportation technology company, also detracted from benchmark-relative performance for the period. The fair valuation of private placement Uber fell during the period as a result of several well publicized negative events and the ultimate departure of its CEO. Shares of Dexcom, a U.S.-based medical device company, suffered due to competition concerns, after the FDA approved Abbott Laboratories’ glucose monitoring device, the first of its kind to not require a finger-stick blood sample, where Dexcom’s device requires two finger-sticks per day. Ulta Beauty (Consumer Discretionary) was a top absolute detractor during the period.

Top contributors to performance relative to the Russell 3000 Growth Index during the period included Arista Networks (Information Technology), Align Technology (Healthcare), and Trade Desk (Information Technology). The stock price of Arista Networks, a U.S.-based supplier of cloud-networking switches and other services, delivered a strong, above-consensus year-end 2016 earnings report that cited strong customer demand and consistent execution. Shares of Align, a U.S.-based medical device company, rose during the period, as the company reported strong earnings beating consensus on both revenue and earnings driven by increased growth in its Invisalign product. Shares of Trade Desk, a U.S.-based real-time bidding platform for advertising spending, rose as the company consistently outperformed market expectations as ad buyers flocked to its data-driven platform to purchase advertising across various outlets. Facebook (Information Technology) was a top absolute contributor during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to be optimistic on the prospects for U.S. growth and are finding, in our view, opportunities that display accelerating earnings across various sectors of the market. Increased consumer confidence, strengthening global economies, and optimism surrounding a tax bill in the U.S. all are positive signs for us that growth will continue.

We are still finding a breadth of opportunities across sectors in our view. Fundamentals have been strong and company management teams we have met with have expressed optimism around the market outlook for the foreseeable future.

Toward the end of the period, we added the most to the Fund’s Information Technology exposure, and decreased the Fund’s exposure to Financials and Industrials. As of the end of the period, Information Technology continued to be the Fund’s largest absolute sector weight.

At the end of the period, the Fund’s largest overweight positions relative to the Russell 3000 Growth Index were to Information Technology, Financials, and Healthcare sectors, while the Fund’s largest underweights were to Industrials, Consumer Discretionary, and Consumer Staples sectors.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

20

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.8%
Consumer Staples	1.9
Energy	0.6
Financials	7.8
Health Care	14.1
Industrials	6.3
Information Technology	54.9
Materials	2.0

Total	99.4%

Short-Term Investments	0.8
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

21

The Hartford Healthcare Fund (Unaudited) inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Health Care A2	24.28%	18.66%	11.02%
Health Care A3	17.45%	17.33%	10.39%
Health Care C2	23.37%	17.81%	10.22%
Health Care C3	22.37%	17.81%	10.22%
Health Care I2	24.59%	19.00%	11.34%
Health Care R3[2]	23.87%	18.30%	10.73%
Health Care R4[2]	24.22%	18.67%	11.09%
Health Care R5[2]	24.62%	19.02%	11.43%
Health Care Y2	24.72%	19.14%	11.51%
Health Care F2	24.66%	19.01%	11.35%
S&P Composite 1500 Health Care Index	23.33%	17.61%	10.90%
S&P 500 Index	23.63%	15.18%	7.51%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is an unmanaged capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

22

The Hartford Healthcare Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Healthcare Class A	1.32%	1.32%
Healthcare Class C	2.05%	2.05%
Healthcare Class I	1.05%	1.05%
Healthcare Class R3	1.61%	1.61%
Healthcare Class R4	1.31%	1.31%
Healthcare Class R5	1.01%	1.01%
Healthcare Class Y	0.96%	0.96%
Healthcare Class F	0.91%	0.91%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Healthcare Fund returned 24.28%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmarks, the S&P Composite 1500 Health Care Index and the S&P 500 Index, which returned 23.33% and 23.63%, respectively, during the period. The Fund outperformed the 18.24% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care equities (+22.6%) underperformed both the broader U.S. equity market (+23.6%) and the global equity market (+23.9%) during the period, as measured by the S&P 500 Healthcare, S&P 500, and the MSCI World Indices, respectively.

Within the S&P Composite 1500 Health Care Index, all of the 5 sub-sectors posted positive absolute returns during the period. Healthcare services (+32%), medical technology (+31%), small cap biopharma (+22%), large cap biopharma (+16%), and mid cap biopharma (+12%) rose during the period.

Security selection was the primary contributor to performance relative to the S&P Composite 1500 Health Care Index during the period, while sub-sector allocation also contributed positively to relative returns. Security selection was strongest in mid-cap and small-cap biopharma names during the period, while selection in medical technology and large-cap biopharma detracted from performance. An underweight allocation to large-cap biopharma contributed positively to relative performance during the period, and was only partially offset by the negative impact of an overweight to mid-cap biopharma.

Loxo Oncology (biopharma), Merck (biopharma), and ARIAD Pharmaceuticals (biopharma) contributed positively to returns relative to the S&P Composite 1500 Health Care Index. Loxo Oncology, a U.S. based oncology-focused biopharmaceutical company, rose after the company announced positive data for clinical trials involving their lead cancer drug, Larotrectinib. Shares of Merck, a U.S.-based pharmaceutical company, declined during the period. Not owning this

23

The Hartford Healthcare Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

benchmark constituent contributed positively to benchmark-relative performance over the period. Shares of ARIAD Pharmaceuticals, a U.S.-based pharmaceutical company, rose during the period after Takeda Pharmaceuticals, a leading Japanese pharmaceutical company, announced that they would be acquiring the company. Following the acquisition, ARIAD’s drug, Iclusig, received approval for the treatment of two rare forms of leukemia. Top absolute contributors included UnitedHealth Group and Portola Pharmaceuticals.

AbbVie (biopharma), Allergan PLC (biopharma), and Alkermes PLC (biopharma) were the top detractors from benchmark-relative performance over the period. Not owning AbbVie, a research-based pharmaceutical company, detracted from returns relative to the S&P Composite 1500 Health Care Index during the period the stock outperformed. Allergan PLC, a global pharmaceutical company, saw its stock price fall as the market focused on a court ruling against the company in a patent lawsuit in October 2017. Shares of Alkermes PLC, a U.S.-based biopharmaceutical company, fell during the period on uncertainty surrounding a trial for their depression drug. Top absolute detractors included Envision Healthcare and Coherus Biosciences.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Over the long term, we expect that innovation, an aging population, and the globalization of demand for cutting-edge Western-style health care should continue to drive growth of the sector.

The Healthcare sector has benefited broadly since the U.S. elections last November, but uncertainties remain. Regarding drug pricing, we continue to believe that meaningful structural reform is unlikely in the foreseeable future. We are mindful of the risks, however. Regarding efforts to repeal the Affordable Care Act (ACA), we continue to believe that most of the millions of Americans who obtained insurance coverage in the past few years will retain coverage, regardless of any adjustments that might be made. We are impressed so far with the efforts of new Food and Drug Administration (FDA) Commissioner Scott Gottlieb, and believe that the tone he has set will favor innovative companies and programs.

We remain optimistic about the Healthcare sector. We believe biomedical innovation is as robust as it has ever been and may fuel a decade or more of strong earnings growth for the most successful biopharmaceutical companies. Evolving structures of health care markets globally should create clear performance separation between the best and the worst health care services companies in our view. As is our practice, we will aim to trim equities on strength and to add on weakness in order to seek to generate favorable returns and minimize risk.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Risks of focusing investments on the healthcare-related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities.

Composition by Subsector

as of October 31, 2017

Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	25.7%
Food & Staples Retailing	1.4
Health Care Equipment & Supplies	22.3
Health Care Providers & Services	18.5
Health Care Technology	1.8
Life Sciences Tools & Services	3.4
Pharmaceuticals	23.6

Total	96.7%

Short-Term Investments	2.3
Other Assets & Liabilities	1.0

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.

24

The Hartford MidCap Fund (Unaudited) inception 12/31/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
MidCap A1	29.02%	16.32%	8.26%
MidCap A2	21.92%	15.01%	7.65%
MidCap C1	28.07%	15.48%	7.50%
MidCap C2	27.07%	15.48%	7.50%
MidCap I1	29.28%	16.58%	8.51%
MidCap R3[1]	28.59%	15.96%	8.09%
MidCap R4[1]	28.95%	16.31%	8.37%
MidCap R5[1]	29.32%	16.66%	8.64%
MidCap R6[1]	29.45%	16.79%	8.74%
MidCap Y1	29.43%	16.77%	8.73%
MidCap F1	29.41%	16.61%	8.52%
S&P Midcap 400 Index	23.48%	15.13%	8.96%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/27/09 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/27/09.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

25

The Hartford MidCap Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Class A	1.16%	1.16%
MidCap Class C	1.88%	1.88%
MidCap Class I	0.87%	1.01%
MidCap Class R3	1.47%	1.47%
MidCap Class R4	1.17%	1.17%
MidCap Class R5	0.86%	0.86%
MidCap Class R6	0.76%	0.76%
MidCap Class Y	0.81%	0.81%
MidCap Class F	0.76%	0.76%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for Class I on operating expenses and contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Fund returned 29.02%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 23.48% for the same period. The Fund also outperformed the 26.20% average return of the Lipper MidCap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter.

The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

26

The Hartford MidCap Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Within the S&P MidCap 400 Index, eight of the eleven sectors posted positive returns during the period. The Information Technology (+36%), Industrials (+34%), and Healthcare (+31%) sectors performed best while the Telecommunication Services (-27%), Energy (-11%), and Consumer Staples (-1%) sectors lagged.

The Fund outperformed the S&P MidCap 400 Index during the period primarily as a result of strong sector allocation, a result of the Fund’s bottom up stock selection process. This was primarily due to not holding any Real Estate equities and an overweight to the Information Technology sector. This was partially offset by an underweight to the Materials sector, which detracted from performance. Stock selection also contributed positively to benchmark-relative returns with strong selection within the Healthcare and Information Technology sectors. This was partially offset by negative stock selection in Industrials and Energy.

Top absolute and relative contributors to performance included ARIAD Pharmaceuticals (Healthcare), NVR (Consumer Discretionary), and TransUnion (Industrials). Shares of ARIAD Pharmaceuticals, a U.S.-based a biotechnology company focused on oncology, soared largely following the announcement that Takeda Pharmaceuticals would be acquiring ARIAD in a $5.2 billion all-cash deal. We exited our position following this announcement. Shares of NVR, a U.S.-based home builder, rose during the period after reporting solid earnings, driven by increased orders and benefiting from an improving housing market. Shares of TransUnion, a U.S.-based credit reporting company, outperformed during the period due to experiencing broad strength across verticals and geographies driven by new product and end markets for their data and analytic assets.

Top detractors from performance relative to the S&P MidCap 400 Index included Akamai Technologies (Information Technology), Advance Auto Parts (Consumer Discretionary), and Harley Davidson (Consumer Discretionary). Shares of Akamai Technologies, a U.S.-based internet content delivery company, declined during the period due to relatively poor performance from their media delivery business. Advance Auto Parts, a U.S.-based automotive parts supplier, underperformed during the period driven in part by disappointing operating results and same-store sales being negatively impacted by a mild winter. Shares of Harley Davidson, a U.S.-based motor cycle maker, underperformed as sales and shipments during the period deteriorated rapidly. A top absolute detractor for the period was TripAdvisor (Consumer Discretionary).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains on a solid footing. A number of issues, including geopolitical tensions involving North Korea,

international trade, ongoing investigations, and gridlock in Washington may cause an increase in market volatility. At the end of the period, the Fund was most overweight Information Technology, Healthcare, and Industrials sectors, and most underweight Real Estate, Consumer Discretionary, and Materials sectors relative to the S&P MidCap 400 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.4%
Consumer Staples	0.7
Energy	1.3
Financials	16.6
Health Care	16.8
Industrials	20.7
Information Technology	31.8
Materials	3.2
Utilities	2.0

Total	99.5%

Short-Term Investments	0.5
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

27

The Hartford MidCap Value Fund (Unaudited) inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
MidCap Value A1	19.67%	12.70%	6.63%
MidCap Value A2	13.09%	11.43%	6.02%
MidCap Value C1	18.66%	11.88%	5.84%
MidCap Value C2	17.66%	11.88%	5.84%
MidCap Value I1	19.81%	13.03%	6.88%
MidCap Value R3[1]	19.26%	12.39%	6.53%
MidCap Value R4[1]	19.58%	12.74%	6.78%
MidCap Value R5[1]	20.06%	13.09%	7.02%
MidCap Value Y1	20.10%	13.18%	7.08%
MidCap Value F1	20.12%	13.08%	6.90%
Russell 2500 Value Index	19.97%	13.46%	7.57%
Russell MidCap Value Index	17.12%	14.49%	7.90%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 5/28/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 5/28/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

28

The Hartford MidCap Value Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Value Class A	1.28%	1.28%
MidCap Value Class C	2.00%	2.00%
MidCap Value Class I	1.04%	1.04%
MidCap Value Class R3	1.54%	1.54%
MidCap Value Class R4	1.24%	1.24%
MidCap Value Class R5	0.94%	0.94%
MidCap Value Class Y	0.88%	0.88%
MidCap Value Class F	0.83%	0.83%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Gregory J. Garabedian

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Value Fund returned 19.67% for the twelve-month period ended October 31, 2017, underperforming one of the Fund’s benchmarks, the Russell 2500 Value Index, which returned 19.97%, and outperforming the Fund’s other benchmark, the Russell MidCap Value Index, which returned 17.12%, for the same period. The Fund also underperformed the 21.30% average return of the Lipper MidCap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter.

The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017. Eight of the eleven sectors in the Russell 2500 Value Index gained during the period, with Industrials (+32%), Information Technology (+31%), and Materials (+29%) sectors

29

The Hartford MidCap Value Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

performing the best, while Telecommunication Services (-25%), Energy (-8%), and Consumer Staples (-1%) sectors lagged during the period.

The Fund’s underperformance relative to the Russell 2500 Value Index over the twelve-month period was driven primarily by weaker security selection within the Healthcare, Industrials, and Utilities sectors, which was partially offset by stronger stock selection within the Financials, Telecommunication Services, and Materials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed positively to returns relative to the Russell 2500 Value Index, in part due to an underweight to the Real Estate sector and overweights to the Information Technology and Materials sectors. An underweight to the Financials sector and overweight to the Telecommunication Services sector detracted from returns relative to the Russell 2500 Value Index during the period.

Top absolute detractors and detractors relative to the Russell 2500 Value Index included Newfield Exploration (Energy), QEP Resources (Energy), and Envision Healthcare (Healthcare). Shares of Newfield Exploration, a U.S.-based oil and gas exploration and production (E&P) company, fell during the period despite improvements in operations as oil price uncertainty has weighed heavily on not only Newfield, but other E&P companies as well. Shares of QEP Resources, a U.S.-based natural gas supplier, fell as production was flat during the second quarter of 2017 and higher-margin oil output declined. We exited our position toward the end of the period. The stock price of Envision Healthcare, a U.S.-based medical holding company, slipped following a negative media report focused on out-of-network billing practices for emergency room care.

Top contributors to returns relative to the Russell 2500 Value Index included Comerica (Financials), Harris Corporation (Information Technology), and Westlake Chemicals (Materials). Comerica, a U.S.-based financial services company, rose over the period as a rebound in oil and gas prices also triggered a rebound in its stock; Comerica is a lender with a large concentration of oil and gas loans. Harris Corporation, a U.S.-based technology company, defense contractor, and information technology services provider, outperformed earnings estimates multiple times over the period. In addition, the company won a new defense contract with the U.S. Army and booked meaningful orders with Saudi Arabia for the company’s tactical radios. The stock rallied during the period as a result. Shares of U.S.-based international manufacturer and supplier of petrochemicals, polymers and fabricated building products, Westlake Chemicals, rose as operating rates in Westlake’s chlorine business hit a four year high earlier in 2017, demand in vinyl products increased, pricing improved as a result of improved industry dynamics and supply tightened over the period. The effects of Hurricane Harvey also proved to increase demand for Westlake’s products. Zions Bancorporation (Financials) and Reinsurance Group of America (Financials) were top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Recent global economic momentum has been a bit stronger than we anticipated. The composite Institute of Supply Management (ISM) index in the U.S. has reached its highest level since 2004. Globally, the manufacturing Purchasing Managers Index (PMI) is at its highest level since 2011. Geopolitical events have thus far not damaged investor psychology, and there have been signals in Washington that have raised the odds for tax reform. While recent hurricanes could lead to volatility in near term economic data the economic backdrop may be reasonably supportive over the balance of the year and into 2018. At the end of the period, the Fund’s largest sector overweight allocations relative to the Russell 2500 Value Index were to Information Technology, Materials, and Industrials, while the Fund’s largest underweights were to Real Estate and Consumer Discretionary.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

30

The Hartford MidCap Value Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.0%
Consumer Staples	2.3
Energy	6.7
Financials	23.2
Health Care	4.5
Industrials	15.4
Information Technology	17.5
Materials	7.8
Real Estate	8.5
Telecommunication Services	1.2
Utilities	5.2

Total	98.3%

Short-Term Investments	1.6
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

31

Hartford Small Cap Core Fund (Unaudited) inception 01/01/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Small Cap Core A2	23.19%	12.07%	6.04%
Small Cap Core A3	16.41%	10.81%	5.44%
Small Cap Core C2	22.24%	11.22%	5.28%
Small Cap Core C3	21.24%	11.22%	5.28%
Small Cap Core I2	23.53%	12.25%	6.12%
Small Cap Core R3[2]	22.79%	11.82%	6.06%
Small Cap Core R4[2]	23.11%	12.15%	6.25%
Small Cap Core R5[2]	23.63%	12.49%	6.45%
Small Cap Core Y2	23.58%	12.53%	6.47%
Small Cap Core F2	23.62%	12.26%	6.13%
Russell 2000 Index	27.85%	14.49%	7.63%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies and prior to 7/10/15, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 6/4/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2000 Index (reflects no deduction for fees, expenses or taxes) measures the performance of the small-cap segment of the U.S. equity universe.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/ reimbursements, please see the prospectus.

32

Hartford Small Cap Core Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Core Class A	1.40%	1.44%
Small Cap Core Class C	2.15%	2.17%
Small Cap Core Class I	1.10%	1.10%
Small Cap Core Class R3	1.60%	1.70%
Small Cap Core Class R4	1.30%	1.39%
Small Cap Core Class R5	1.00%	1.09%
Small Cap Core Class Y	0.95%	1.02%
Small Cap Core Class F	0.95%	0.97%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Small Cap Core Fund returned 23.19%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Russell 2000 Index, which returned 27.85% for the same period. The Fund underperformed the 24.68% average return of the Lipper Small-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

Ten of the eleven sectors in the Russell 2000 Index rose during the period, with Healthcare (+38%), Industrials (+35%), and Materials (+34%) sectors performing the best. Energy (-6%) sector lagged on a relative basis during the period.

Security selection detracted from performance relative to the Russell 2000 Index during the period, due to weaker stock selection in Financials, Industrials, and Real Estate sectors, which was partially offset by stronger stock selection in the Materials, Energy, and Consumer Staples sectors. From a sector allocation perspective, a result of the Fund’s bottom-up quantitative stock selection process,

33

Hartford Small Cap Core Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

an overweight allocation to Consumer Staples and an underweight allocation to Information Technology detracted most from benchmark-relative performance. This was only partially offset by an underweight to Utilities.

The largest detractors from performance relative to the Russell 2000 Index over the period were Hawaiian Holdings (Industrials), Francesca’s Holdings (Consumer Discretionary), and Mack-Cali Realty (Real Estate). Shares of Hawaiian Holdings, a U.S.-based airline, declined over the period as a number of competitors, including United Continental, announced increased capacity for flights to Hawaii. Shares of Francesca’s Holdings, a U.S.-based women’s clothing retailer, fell over the period after announcing poor second quarter results and the departure of their chief merchandising officer. Shares of Mack-Cali Realty, a U.S.-based real estate investment trust, fell during the period due to lowered guidance, an increase in leverage and light leasing. Westmoreland Coal (Energy) detracted from absolute returns over the period.

The largest contributors to benchmark-relative performance during the period were Scientific Games (Consumer Discretionary), Chemours (Materials), and Exelixis (Healthcare). Shares of Scientific Games, a U.S.-based provider of gambling products and services, rose during the period as it unveiled its proprietary SciQ lottery retail environment and a large portfolio of new game content, as well as announcing its proposed acquisition of NYX Gaming Group. Shares of Chemours, a U.S.-based producer of titanium dioxide, a white pigment used in paint, did well on cost savings, litigation relief, and benefits from financial leverage it had over this period. Shares of Elexis, a U.S.-based pharmaceutical drug company, rose during the period after reporting better than expected third quarter earnings results. Corcept Therapeutics (Healthcare) contributed positively to absolute returns over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by using proprietary quantitative research and investment tools in a highly disciplined framework.

The Fund focuses on stock selection as the key driver of returns and uses portfolio optimization techniques to seek to minimize unintended and uncompensated risks. The Fund’s characteristics, such as beta, capitalization distribution, and sector weights, are managed to be close to the index characteristics.

Based on our long-term time horizon, we seek to capitalize on opportunities created by the trading and pricing inefficiencies frequently found among small-cap equities. At the end of the period, the Fund was overweight the Financials, Consumer Discretionary, and Consumer Staples sectors and underweight the Information

Technology, Utilities, and Energy sectors relative to the Russell 2000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.2%
Consumer Staples	4.0
Energy	2.5
Financials	20.5
Health Care	14.8
Industrials	14.3
Information Technology	14.9
Materials	4.3
Real Estate	8.0
Telecommunication Services	1.4
Utilities	1.4

Total	99.3%

Short-Term Investments	0.8
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

34

The Hartford Small Cap Growth Fund (Unaudited) inception 01/04/1988

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Small Cap Growth A1	29.28%	15.24%	8.95%
Small Cap Growth A2	22.17%	13.94%	8.33%
Small Cap Growth C1	28.36%	14.45%	8.14%
Small Cap Growth C2	27.36%	14.45%	8.14%
Small Cap Growth I1	29.56%	15.58%	9.20%
Small Cap Growth R3[1]	28.87%	14.95%	8.66%
Small Cap Growth R4[1]	29.27%	15.31%	8.97%
Small Cap Growth R5[1]	29.67%	15.66%	9.29%
Small Cap Growth R6[1]	29.80%	15.75%	9.37%
Small Cap Growth Y1	29.76%	15.77%	9.38%
Small Cap Growth F1	29.76%	15.61%	9.22%
Russell 2000 Growth Index	31.00%	15.36%	8.16%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s pervious additional sub-adviser, Hartford Investment Management Company. As of 7/21/10, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective 3/6/15, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

35

The Hartford Small Cap Growth Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Growth Class A	1.24%	1.24%
Small Cap Growth Class C	1.93%	1.93%
Small Cap Growth Class I	0.98%	0.98%
Small Cap Growth Class R3	1.50%	1.50%
Small Cap Growth Class R4	1.18%	1.18%
Small Cap Growth Class R5	0.88%	0.88%
Small Cap Growth Class R6	0.78%	0.78%
Small Cap Growth Class Y	0.83%	0.83%
Small Cap Growth Class F	0.78%	0.78%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Cap Growth Fund returned 29.28%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 31.00%. For the same period, the Fund underperformed the 29.36% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the

36

The Hartford Small Cap Growth Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

Ten out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Telecommunication Services (+65%), Financials (+40%), and Materials (+38%) sectors increased the most while Energy (-19%) lagged the broader index.

Sector allocation, driven by the Fund’s bottom-up stock selection, was the primary driver of underperformance relative to the Russell 2000 Growth Index during the period. An overweight to the Energy sector and an underweight to the Industrials sector detracted from benchmark-relative performance during the period. An underweight to Real Estate sector contributed positively to benchmark-relative results. Security selection contributed positively to relative returns during the period. Selection was strongest within Consumer Discretionary, Materials, and Real Estate sectors, which was slightly offset by weaker selection in Healthcare, Financials, Telecommunication Services, and Consumer Staples sectors.

The top relative detractors relative to the Russell 2000 Growth Index included Cardtronics PLC (Information Technology), Kite Pharmaceuticals (Healthcare), and Exact Sciences (Healthcare). Shares of Cardtronics, a provider of automated financial services kiosks, underperformed as the firm reported a messy first quarter as a software transition and exit from the 7-Eleven relationship negatively affected same-store-sales and earnings more sharply than anticipated. Not owning Kite Pharmaceuticals, a biopharmaceutical company focused on cancer immunotherapy treatments, detracted from performance as shares rose after the announcement that the company will be acquired by Gilead Sciences. Exact Sciences, a molecular diagnostics company, also detracted from performance as we owned the high performing stock for only part of the period. Top absolute detractors for the period included Coherus Biosciences (Healthcare) and Alder Biopharmaceuticals (Healthcare).

The top relative and absolute contributors to performance were Rogers Corp (Information Technology), TopBuild Corp (Consumer Discretionary), and MKS Instruments (Information Technology). Shares of Rogers Corp, a maker of specialty advanced materials, including printed circuit materials, high-end specialty foams used in smartphones, tablets, and electric vehicles, rose as the company announced a very strong first quarter and provided guidance for the second quarter above consensus expectations. The stock price of TopBuild Corp, a U.S.-based insulation installer, rose as the stock is expected to benefit from positive U.S. housing industry trends. Shares of MKS Instruments, a provider of instruments, subsystems, and process control solutions for advanced manufacturing, rose as investors were bullish on the company being well-positioned for secular growth trends in semiconductor capital equipment as well as its recent acquisition of Newport, which provides an opportunity to grow into new end markets.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

While the global reflation theme (rising nominal growth, wages and inflation) has likely been delayed, we believe the U.S. economy appears healthy and is growing at a healthy pace. Consumer spending is steady and investment spending appears to have picked up. Solid job growth and consumer confidence readings suggest that consumer spending should be in good shape in the near term.

The market is likely to remain focused on changes to the Fed’s bond buying program and its impact on interest rates in our view. We would not be surprised by a pick-up in volatility. With tight labor markets, we continue to expect the Fed to remain on the slow path to interest rate normalization. On legislative policy, both the White House and Congress are now focused on taxes. The initial tax blueprint, if enacted, would likely provide stimulus to both consumers and corporations. The magnitude of the stimulus from these initiatives is likely going to depend on the appetite for lawmakers to absorb increases to the deficit.

Overall, we continue to find what we consider to be attractively valued equities with the characteristics we seek. We believe the U.S. economy remains in a period of moderate economic growth, and we continue to monitor policy decisions and economic trends that may impact the Fund’s holdings.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary and Consumer Staples sectors, while the Fund’s largest underweights were to the Industrials, Utilities, and Materials sectors, relative to the Russell 2000 Growth Index.

37

The Hartford Small Cap Growth Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.1%
Consumer Staples	3.2
Energy	1.2
Financials	8.7
Health Care	22.2
Industrials	17.0
Information Technology	24.9
Materials	4.0
Real Estate	3.1
Telecommunication Services	0.6

Total	99.0%

Short-Term Investments	0.6
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

38

The Hartford Small Company Fund (Unaudited) inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Small Company A1	29.16%	11.91%	5.29%
Small Company A2	22.06%	10.65%	4.69%
Small Company C1	28.19%	11.10%	4.53%
Small Company C2	27.19%	11.10%	4.53%
Small Company I1	29.40%	12.18%	5.55%
Small Company R3[1]	28.91%	11.69%	5.08%
Small Company R4[1]	29.29%	12.03%	5.41%
Small Company R5[1]	29.67%	12.37%	5.71%
Small Company R6[1]	29.75%	12.47%	5.82%
Small Company Y1	29.70%	12.46%	5.82%
Small Company F1	29.58%	12.21%	5.56%
Russell 2000 Growth Index	31.00%	15.36%	8.16%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s pervious additional sub-adviser, Hartford Investment Management Company. As of 7/21/10, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

39

The Hartford Small Company Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Small Company Class A	1.41%	1.43%
Small Company Class C	2.13%	2.13%
Small Company Class I	1.16%	1.23%
Small Company Class R3	1.56%	1.60%
Small Company Class R4	1.26%	1.29%
Small Company Class R5	0.96%	0.99%
Small Company Class R6	0.89%	0.89%
Small Company Class Y	0.91%	0.94%
Small Company Class F	0.89%	0.89%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Company Fund returned 29.16%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 31.00% for the same period. The Fund also underperformed the 29.36% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The

Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strongly, posting a positive return in October.

Returns varied by market-cap, as mid-and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

40

The Hartford Small Company Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Likewise, small cap growth equities outperformed small cap value equities during the period, as measured by the Russell 2000 Growth Index and Russell 2000 Value Index, respectively.

Ten out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Telecommunication Services (+65%), Financials (+40%), and Materials (+38%) sectors performed the best while Energy (-19%) and Consumer Staples (+7%) sectors lagged the broader index.

During the period, sector allocation, which is a result of bottom-up stock selection, was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index. In particular, an overweight to the Energy sector and an underweight to the Industrials sector detracted most, which was slightly offset by an underweight to the Consumer Staples sector, which contributed positively. Security selection contributed positively to relative performance during the period. Selection was strongest in the Consumer Discretionary and Materials sectors, which more than offset weaker selection in the Industrials and Financials sectors, which detracted from benchmark-relative performance during the period.

Top detractors from performance relative to the Russell 2000 Growth Index during the period included Academy CoInvest (Consumer Discretionary), Dexcom (Healthcare), and Kite Pharma (Healthcare). The fair valuation of private placement Academy CoInvest, which owns Academy Sports Store, a retailer of sports and recreational products, fell due to declines in its earnings and difficult conditions faced by sports retailers in general. Dexcom, a U.S.-based producer of continuous glucose monitoring devices used by diabetics, saw its share price fall sharply after its competitor Abbott announced the launch of a competitive product. The share price of Kite Pharma, a U.S.-based clinical-stage biopharmaceutical company, rose during the period after it was announced that the company had accepted a buyout offer from Gilead Sciences, another biotechnology company. Not owning the stock detracted from relative results. Another top absolute detractor during the period was Gigamon (Information Technology).

Top contributors to performance relative to the Russell 2000 Growth Index during the period included Align Technology (Healthcare), Tower Semiconductor (Information Technology), and Arista Networks (Information Technology). The stock price of Align Technology, a U.S.-based medical device company most known for its “Invisalign” braces, rose during the period after it announced revenues and earnings that beat market expectations driven by increased growth of the Invisalign product. Tower Semiconductor, an Israeli-based manufacturer of analog chips, saw its share price rise during the period after posting strong financial revenues and earnings and announcing solid order results in May. Arista Networks, a U.S.-based manufacturer of cloud networking software, saw its stock price rise due to a better than expected customer adoption rate and an advantageous finding in favor of Arista in a lawsuit that Cisco had filed against it. Another top absolute contributor during the period was Insulet (Healthcare).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

As of the end of the period, we continued to construct the Fund on a bottom-up basis drawing on deep fundamental research.

Despite geopolitical turbulence, we remained constructive on equity markets as global growth prospects remain strong as of the end of the period. If U.S. tax reform is enacted, we believe that we should see small cap stocks regain performance against large cap stocks. The main risks we see to our base case are political in nature and include tensions with North Korea and an ineffective Trump administration. However, most sustained market corrections are correlated with economic recessions, and we do not see any major signs of an imminent economic downturn in the U.S.

The Fund’s sector weights are a product of bottom-up stock selection based on company specific research. The Fund’s largest overweights at the end of the period were to the Information Technology and Consumer Staples sectors while Industrials and Healthcare represented the Fund’s largest underweight sector exposures relative to the benchmark.

We continue to compare new opportunities to current holdings using our structured process and upside / downside framework. We remain true to our investment process, specifically our focus on emerging and re-emerging growth businesses that we believe have sustainable growth, superior management, and positive operating momentum.

41

The Hartford Small Company Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.1%
Consumer Staples	4.5
Energy	1.6
Financials	6.9
Health Care	18.8
Industrials	13.8
Information Technology	32.9
Materials	3.2
Real Estate	3.7

Total	99.5%

Short-Term Investments	0.2
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

42

The Hartford Value Opportunities Fund* (Unaudited) inception 01/02/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Value Opportunities A1	15.89%	12.25%	5.29%
Value Opportunities A2	9.52%	10.99%	4.70%
Value Opportunities C1	15.05%	11.44%	4.51%
Value Opportunities C2	14.05%	11.44%	4.51%
Value Opportunities I1	16.19%	12.62%	5.59%
Value Opportunities R3[1]	15.48%	11.94%	5.01%
Value Opportunities R4[1]	15.87%	12.30%	5.34%
Value Opportunities R5[1]	16.25%	12.63%	5.65%
Value Opportunities Y1	16.32%	12.71%	5.70%
Value Opportunities F1	16.24%	12.63%	5.60%
Russell 3000 Value Index	18.30%	13.48%	6.07%
Russell 1000 Value Index	17.78%	13.48%	5.99%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

*	Effective November 1, 2017, the Fund changed its name to Hartford Quality Value Fund. On the same date, the Fund changed its principal investment strategy, portfolio managers and primary benchmark (the Russell 3000 Value Index is no longer a benchmark of the Fund and the Russell 1000 Value Index became the Fund’s only benchmark). The information in this report is as of October 31, 2017 and therefore, does not reflect any of these changes. For more information, please see the Fund’s most recent prospectus.

43

The Hartford Value Opportunities Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Value Opportunities Class A	1.23%	1.23%
Value Opportunities Class C	1.95%	1.95%
Value Opportunities Class I	0.90%	0.90%
Value Opportunities Class R3	1.53%	1.53%
Value Opportunities Class R4	1.20%	1.20%
Value Opportunities Class R5	0.90%	0.90%
Value Opportunities Class Y	0.85%	0.85%
Value Opportunities Class F	0.80%	0.80%

*	Expenses as shown in the Fund’s March 1, 2017 prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. The Fund filed an updated prospectus dated November 1, 2017 with the U.S. Securities and Exchange Commission that reflected modifications to the Fund’s contractual management fee rate and contractual expense reimbursement arrangements effective November 1, 2017. However, the information in this annual report is as of October 31, 2017 and does not reflect any of these changes. The net expense ratios shown in the November 1, 2017 prospectus are as follows: 1.05% (Class A), 1.78% (Class C), 0.78% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.69% (Class Y) and 0.64% (Class F). The gross expense ratios shown in the November 1, 2017 prospectus are as follows: 1.05% (Class A), 1.78% (Class C), 0.78% (Class I), 1.38% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.69% (Class Y) and 0.64% (Class F). Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2019 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remains in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017

Portfolio Managers

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Value Opportunities Fund1, before sales charge, returned 15.89% for the twelve-month period ended October 31, 2017, underperforming one of the Fund’s benchmarks, the Russell 3000 Value Index, which returned 18.30% for the same period. The Fund also underperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 17.78% for the same period. The Fund underperformed the 19.58% average return of the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common

[1]	Effective November 1, 2017, the Fund changed its name to Hartford Quality Value Fund. On the same date, the Fund changed its principal investment strategy, portfolio managers and primary benchmark (the Russell 3000 Value Index is no longer a benchmark of the Fund and the Russell 1000 Value Index became the Fund’s only benchmark). The information in this report is as of October 31, 2017 and therefore, does not reflect any of these changes. For more information, please see the Fund’s most recent prospectus.

44

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

Ten of eleven sectors within the Russell 3000 Value Index posted positive returns during the period. Financials (+36%), Materials (+30%), and Information Technology (+28%) were top performers while Telecommunication Services (-3%) lagged on a relative basis.

Security selection detracted from performance relative to the Russell 3000 Value Index, primarily driven by stock selection within Healthcare, Information Technology, and Consumer Staples. This was somewhat offset by stronger selection in Telecommunication Services, Real Estate, and Industrials. Sector allocation, a result of the bottom-up stock selection process, contributed positively to the Fund’s relative returns over the period, primarily due to an underweight to Consumer Staples and Energy. This was partially offset by an underweight to Financials, which detracted from performance.

The top detractors from performance relative to the Russell 3000 Value Index were Teva Pharmaceuticals (Healthcare), Bank of America (Financials), and Envision Healthcare (Healthcare). Shares of Teva Pharmaceuticals, an Israeli-based pharmaceutical company specializing in generic formulations, fell after the company announced a dividend cut, and lowered its 2017 fiscal year revenue and earnings guidance. Bank of America, a U.S.-based global banking and financial services company, saw its share price rise as expectations of rising interest rates, lower taxes, and relief from regulatory pressures proved to be a secular tailwind for the U.S. banking industry. Not holding this stock detracted from relative performance. The stock price of Envision Healthcare, a U.S.-based medical holding company, slipped following a negative media report focused on out-of-network billing practices for Emergency Room care. Coty (Consumer Staples) was a top absolute detractor.

The largest contributors to performance relative to the Russell 3000 Value Index were General Electric (Industrials), Citigroup (Financials), and PNC Financial Services (Financials). The stock price of General Electric, a U.S.-based multinational conglomerate operating in the technology infrastructure, capital finance, and consumer and industrial products industries, fell after the stock underperformed following fourth-quarter sales coming in lower than what analysts had anticipated in addition to several executive leadership changes. Not holding this stock contributed positively to relative performance. Shares of Citigroup, a U.S.-based financial services company, rose during the period that it was held in the Fund; the stock price rose as Citi has streamlined its business and built up excess capital, which investors were positive about. The stock price of PNC Financial Services, a U.S.-based financial services company, rose as investors became bullish on management’s focus on deepening customer relationships to try to drive fee growth. MetLife (Financials) was a top absolute contributor to performance during the period.

Currency forwards were used from time to time to hedge a portion of the currency risk in this Fund during the period. Over the period, the currency hedges slightly detracted from performance.

What is the outlook?

Following some signs of a slowing in leading indicators during the spring, and a more neutral balance of economic surprises after several quarters of upside bias, the U.S. economy has continued to experience respectable growth in our view. Consumer spending has remained relatively firm, while investment spending has accelerated.

Overall, we see an economy underpinned by real personal income growth above 2%, rising capital investment trends, a boost to exports from a weaker dollar, and the potential to replenish inventories from currently-tight levels. Against this favorable backdrop, we have kept the Fund’s exposure to economically-sensitive companies relatively static at the end of the period.

At the end of the period, the Fund was most overweight Information Technology, Materials, and Real Estate sectors and most underweight Financials, Healthcare, and Industrials sectors, relative to the Russell 3000 Value Index.

45

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.0%
Consumer Staples	7.4
Energy	10.1
Financials	23.5
Health Care	10.4
Industrials	7.1
Information Technology	11.4
Materials	5.7
Real Estate	7.0
Telecommunication Services	2.9
Utilities	6.7

Total	98.2%

Short-Term Investments	1.2
Other Assets & Liabilities	0.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

46

Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2017 through October 31, 2017. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Hartford Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,076.10	$5.65	$1,000.00	$1,019.76	$5.50	1.08%	184	365
Class C	$1,000.00	$1,072.40	$9.45	$1,000.00	$1,016.08	$9.20	1.81%	184	365
Class I	$1,000.00	$1,077.70	$4.24	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class R3	$1,000.00	$1,074.30	$7.32	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class R4	$1,000.00	$1,076.10	$5.76	$1,000.00	$1,019.66	$5.60	1.10%	184	365
Class R5	$1,000.00	$1,077.50	$4.19	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class R6	$1,000.00	$1,078.30	$3.72	$1,000.00	$1,021.63	$3.62	0.71%	184	365
Class Y	$1,000.00	$1,077.80	$3.98	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class F	$1,000.00	$1,078.20	$3.72	$1,000.00	$1,021.63	$3.62	0.71%	184	365

47

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Core Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,081.90	$3.88	$1,000.00	$1,021.48	$3.77	0.74%	184	365
Class C	$1,000.00	$1,078.00	$7.86	$1,000.00	$1,017.64	$7.63	1.50%	184	365
Class I	$1,000.00	$1,082.90	$2.73	$1,000.00	$1,022.58	$2.65	0.52%	184	365
Class R3	$1,000.00	$1,080.10	$5.71	$1,000.00	$1,019.71	$5.55	1.09%	184	365
Class R4	$1,000.00	$1,081.90	$4.15	$1,000.00	$1,021.22	$4.02	0.79%	184	365
Class R5	$1,000.00	$1,083.50	$2.57	$1,000.00	$1,022.74	$2.50	0.49%	184	365
Class R6	$1,000.00	$1,083.90	$2.15	$1,000.00	$1,023.14	$2.09	0.41%	184	365
Class Y	$1,000.00	$1,083.50	$2.42	$1,000.00	$1,022.89	$2.35	0.46%	184	365
Class F	$1,000.00	$1,084.10	$2.15	$1,000.00	$1,023.14	$2.09	0.41%	184	365

The Hartford Dividend and Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,084.40	$5.20	$1,000.00	$1,020.22	$5.04	0.99%	184	365
Class C	$1,000.00	$1,080.20	$9.07	$1,000.00	$1,016.48	$8.79	1.73%	184	365
Class I	$1,000.00	$1,085.50	$4.15	$1,000.00	$1,021.22	$4.02	0.79%	184	365
Class R3	$1,000.00	$1,082.20	$7.09	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$1,083.70	$5.46	$1,000.00	$1,019.96	$5.30	1.04%	184	365
Class R5	$1,000.00	$1,085.40	$3.89	$1,000.00	$1,021.48	$3.77	0.74%	184	365
Class R6	$1,000.00	$1,086.00	$3.37	$1,000.00	$1,021.98	$3.26	0.64%	184	365
Class Y	$1,000.00	$1,085.40	$3.63	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class F	$1,000.00	$1,085.90	$3.36	$1,000.00	$1,021.98	$3.26	0.64%	184	365

48

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,078.50	$5.24	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class C	$1,000.00	$1,074.40	$9.10	$1,000.00	$1,016.43	$8.84	1.74%	184	365
Class I	$1,000.00	$1,080.00	$4.14	$1,000.00	$1,021.22	$4.02	0.79%	184	365
Class R3	$1,000.00	$1,076.50	$7.17	$1,000.00	$1,018.30	$6.97	1.37%	184	365
Class R4	$1,000.00	$1,078.50	$5.55	$1,000.00	$1,019.86	$5.40	1.06%	184	365
Class R5	$1,000.00	$1,079.80	$3.98	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class R6	$1,000.00	$1,080.70	$3.46	$1,000.00	$1,021.88	$3.36	0.66%	184	365
Class Y	$1,000.00	$1,079.90	$3.72	$1,000.00	$1,021.63	$3.62	0.71%	184	365
Class F	$1,000.00	$1,080.80	$3.46	$1,000.00	$1,021.88	$3.36	0.66%	184	365

The Hartford Growth Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A(1)	$1,000.00	$1,145.50	$5.89	$1,000.00	$1,019.71	$5.55	1.09%	184	365
Class C	$1,000.00	$1,141.40	$9.99	$1,000.00	$1,015.88	$9.40	1.85%	184	365
Class I	$1,000.00	$1,146.90	$4.65	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class R3	$1,000.00	$1,143.60	$7.83	$1,000.00	$1,017.90	$7.38	1.45%	184	365
Class R4	$1,000.00	$1,145.40	$6.22	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R5	$1,000.00	$1,147.10	$4.60	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R6	$1,000.00	$1,147.70	$4.06	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class Y	$1,000.00	$1,147.40	$4.33	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class F	$1,000.00	$1,147.60	$4.06	$1,000.00	$1,021.43	$3.82	0.75%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.12%, and the expenses paid in the actual and hypothetical examples above would have been $6.06 and $5.70, respectively.

The Hartford Healthcare Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,050.00	$6.56	$1,000.00	$1,018.80	$6.46	1.27%	184	365
Class C	$1,000.00	$1,046.30	$10.42	$1,000.00	$1,015.02	$10.26	2.02%	184	365
Class I	$1,000.00	$1,051.40	$5.33	$1,000.00	$1,020.01	$5.24	1.03%	184	365
Class R3	$1,000.00	$1,048.20	$8.26	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class R4	$1,000.00	$1,049.80	$6.72	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class R5	$1,000.00	$1,051.50	$5.22	$1,000.00	$1,020.11	$5.14	1.01%	184	365
Class Y	$1,000.00	$1,051.70	$4.91	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class F	$1,000.00	$1,051.60	$4.65	$1,000.00	$1,020.67	$4.58	0.90%	184	365

49

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford MidCap Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,116.60	$5.98	$1,000.00	$1,019.56	$5.70	1.12%	184	365
Class C	$1,000.00	$1,112.40	$9.96	$1,000.00	$1,015.78	$9.50	1.87%	184	365
Class I	$1,000.00	$1,117.80	$4.64	$1,000.00	$1,020.82	$4.43	0.87%	184	365
Class R3	$1,000.00	$1,115.00	$7.84	$1,000.00	$1,017.80	$7.48	1.47%	184	365
Class R4	$1,000.00	$1,116.50	$6.19	$1,000.00	$1,019.36	$5.90	1.16%	184	365
Class R5	$1,000.00	$1,118.10	$4.59	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class R6	$1,000.00	$1,118.70	$4.06	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class Y	$1,000.00	$1,118.50	$4.33	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class F	$1,000.00	$1,118.90	$4.06	$1,000.00	$1,021.37	$3.87	0.76%	184	365

The Hartford MidCap Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,067.70	$6.41	$1,000.00	$1,019.01	$6.26	1.23%	184	365
Class C	$1,000.00	$1,062.90	$10.24	$1,000.00	$1,015.28	$10.01	1.97%	184	365
Class I	$1,000.00	$1,067.90	$5.73	$1,000.00	$1,019.66	$5.60	1.10%	184	365
Class R3	$1,000.00	$1,065.70	$7.97	$1,000.00	$1,017.49	$7.78	1.53%	184	365
Class R4	$1,000.00	$1,067.20	$6.36	$1,000.00	$1,019.06	$6.21	1.22%	184	365
Class R5	$1,000.00	$1,069.00	$4.75	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class Y	$1,000.00	$1,068.90	$4.48	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class F	$1,000.00	$1,069.90	$4.23	$1,000.00	$1,021.12	$4.13	0.81%	184	365

Hartford Small Cap Core Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,052.10	$6.62	$1,000.00	$1,018.75	$6.51	1.28%	184	365
Class C(1)	$1,000.00	$1,047.90	$10.32	$1,000.00	$1,015.12	$10.16	2.00%	184	365
Class I	$1,000.00	$1,053.60	$5.28	$1,000.00	$1,020.06	$5.19	1.02%	184	365
Class R3	$1,000.00	$1,050.70	$7.75	$1,000.00	$1,017.64	$7.63	1.50%	184	365
Class R4	$1,000.00	$1,051.80	$6.21	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class R5	$1,000.00	$1,054.00	$4.61	$1,000.00	$1,020.72	$4.53	0.89%	184	365
Class Y	$1,000.00	$1,053.90	$4.40	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class F	$1,000.00	$1,054.40	$4.40	$1,000.00	$1,020.92	$4.33	0.85%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 2.05%, and the expenses paid in the actual and hypothetical examples above would have been $10.58 and $10.41, respectively.

50

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Small Cap Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A(1)	$1,000.00	$1,089.20	$6.00	$1,000.00	$1,019.46	$5.80	1.14%	184	365
Class C(2)	$1,000.00	$1,085.30	$9.78	$1,000.00	$1,015.83	$9.45	1.86%	184	365
Class I	$1,000.00	$1,090.40	$5.01	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R3	$1,000.00	$1,087.30	$7.73	$1,000.00	$1,017.80	$7.48	1.47%	184	365
Class R4	$1,000.00	$1,089.20	$6.06	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R5	$1,000.00	$1,090.80	$4.48	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R6	$1,000.00	$1,091.60	$3.95	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class Y	$1,000.00	$1,091.10	$4.22	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class F	$1,000.00	$1,091.50	$3.95	$1,000.00	$1,021.43	$3.82	0.75%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.22%, and the expenses paid in the actual and hypothetical examples above would have been $6.43 and $6.22, respectively.

(2)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.89%, and the expenses paid in the actual and hypothetical examples above would have been $9.91 and $9.58, respectively.

The Hartford Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,102.50	$7.05	$1,000.00	$1,018.50	$6.77	1.33%	184	365
Class C(1)	$1,000.00	$1,098.20	$11.00	$1,000.00	$1,014.72	$10.56	2.08%	184	365
Class I	$1,000.00	$1,103.30	$6.10	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R3	$1,000.00	$1,101.20	$8.21	$1,000.00	$1,017.39	$7.88	1.55%	184	365
Class R4	$1,000.00	$1,103.00	$6.63	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R5	$1,000.00	$1,104.50	$5.04	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R6	$1,000.00	$1,104.90	$4.83	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class Y	$1,000.00	$1,105.00	$4.78	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class F	$1,000.00	$1,104.80	$4.77	$1,000.00	$1,020.67	$4.58	0.90%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 2.12%, and the expenses paid in the actual and hypothetical examples above would have been $11.21 and $10.77, respectively.

51

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Value Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,043.80	$6.18	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class C	$1,000.00	$1,040.00	$9.92	$1,000.00	$1,015.48	$9.80	1.93%	184	365
Class I	$1,000.00	$1,045.40	$4.95	$1,000.00	$1,020.37	$4.89	0.96%	184	365
Class R3	$1,000.00	$1,041.80	$7.93	$1,000.00	$1,017.44	$7.83	1.54%	184	365
Class R4	$1,000.00	$1,043.80	$6.23	$1,000.00	$1,019.11	$6.16	1.21%	184	365
Class R5	$1,000.00	$1,045.50	$4.85	$1,000.00	$1,020.47	$4.79	0.94%	184	365
Class Y	$1,000.00	$1,045.40	$4.38	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class F	$1,000.00	$1,045.40	$4.12	$1,000.00	$1,021.17	$4.08	0.80%	184	365

52

The Hartford Capital Appreciation Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.3%
	Automobiles & Components - 1.9%
898,014	General Motors Co.	$38,596,642
1,704,887	Goodyear Tire & Rubber Co.	52,152,494
249,613	Magna International, Inc.	13,617,365
1,134,000	Tata Motors Ltd. ADR*	37,149,840
202,007	Valeo S.A.	13,676,712

		155,193,053

	Banks - 7.2%
8,100,029	Banco Santander S.A.	54,912,607
2,713,797	Bank of America Corp.	74,330,900
3,478,000	China Merchants Bank Co., Ltd. Class H	13,281,291
3,009,930	Citigroup, Inc.	221,229,855
5,442,165	ICICI Bank Ltd.	25,511,925
1,758,390	ICICI Bank Ltd. ADR	16,089,268
3,725,070	Itau Unibanco Holding S.A. ADR	47,718,147
460,373	JP Morgan Chase & Co.	46,318,127
583,321	PNC Financial Services Group, Inc.	79,792,480
839,569	UniCredit S.p.A.*	16,044,693

		595,229,293

	Capital Goods - 2.9%
1,107,618	AerCap Holdings N.V.*	58,305,012
276,739	Airbus SE	28,397,573
286,769	AMETEK, Inc.	19,354,040
385,814	Cie de Saint-Gobain	22,621,394
88,725	General Dynamics Corp.	18,009,400
806,800	Harry’s, Inc.*(1)(2)(3)(4)	10,891,800
521,700	Komatsu Ltd.	17,046,939
372,334	Lithium Technology Corp., Escrow*(1)(2)(3)(4)	122,870
128,891	Lockheed Martin Corp.	39,719,051
234,141	United Technologies Corp.	28,040,726

		242,508,805

	Commercial & Professional Services - 0.7%
398,729	IHS Markit Ltd.*	16,989,843
4,595	Klarna Holding AB*(1)(2)(3)(4)	528,502
511,883	TransUnion*	26,868,739
207,320	Waste Connections, Inc.	14,651,304

		59,038,388

	Consumer Durables & Apparel - 2.7%
2,655,800	Glenveagh Properties plc*(2)	3,480,308
2,768,058	NIKE, Inc. Class B	152,215,510
83,332	One Kings Lane, Inc., Escrow*(1)(2)(3)(4)	20,833
1,333,000	Sony Corp.	55,765,630
1,193,702	Under Armour, Inc. Class C*	13,763,384

		225,245,665

	Consumer Services - 4.3%
62,394	Chipotle Mexican Grill, Inc.*	16,964,929
106,068	Churchill Downs, Inc.	22,120,481
5,654,566	DraftKings, Inc.*(1)(2)(3)(4)	8,764,577
1,482,704	Hilton Worldwide Holdings, Inc.	107,169,845
575,659	Las Vegas Sands Corp.	36,485,268
248,524	McDonald’s Corp.	41,481,141
172,591	New Oriental Education & Technology Group, Inc. ADR	14,366,475
739,213	Wynn Resorts Ltd.	109,026,525

		356,379,241

	Diversified Financials - 5.5%
1,305,050	American Express Co.	124,658,376
118,987	BlackRock, Inc.	56,022,649
1,057,352	Blackstone Group L.P.	35,199,248

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.3% - (continued)
	Diversified Financials - 5.5% - (continued)
151,785	Capital One Financial Corp.	$13,991,541
1,107,209	Deutsche Bank AG	18,146,254
98,353	Goldman Sachs Group, Inc.	23,848,636
629,780	Hong Kong Exchanges & Clearing Ltd.	17,548,339
317,354	Intercontinental Exchange, Inc.	20,977,100
1,365,300	J2 Acquisition Ltd.*(2)	13,653,000
421,678	Ocelot Partners Ltd.*(2)	4,132,444
1,253,957	Saban Capital Acquisition Corp. UNIT*	13,354,642
545,057	Synchrony Financial	17,779,759
1,351,183	TD Ameritrade Holding Corp.	67,545,638
1,482,742	UBS Group AG*	25,226,044

		452,083,670

	Energy - 1.6%
104,198	Cimarex Energy Co.	12,183,872
600,277	Diamondback Energy, Inc.*	64,325,683
1,241,793	Kinder Morgan, Inc.	22,488,871
1,015,103	Newfield Exploration Co.*	31,255,022

		130,253,448

	Food & Staples Retailing - 1.2%
289,318	Costco Wholesale Corp.	46,603,343
421,830	Seven & i Holdings Co., Ltd.	17,001,626
370,262	Wal-Mart Stores, Inc.	32,327,575

		95,932,544

	Food, Beverage & Tobacco - 2.4%
376,407	Altria Group, Inc.	24,172,858
1,015,141	Coca-Cola Co.	46,676,183
1,849,037	Diageo plc	63,142,418
335,650	General Mills, Inc.	17,426,948
98,790	JM Smucker Co.	10,476,679
201,162	Kellogg Co.	12,578,660
456,014	Monster Beverage Corp.*	26,416,891

		200,890,637

	Health Care Equipment & Services - 5.3%
120,965	Aetna, Inc.	20,567,679
371,965	Baxter International, Inc.	23,980,584
113,392	Becton Dickinson and Co.	23,661,509
808,559	Cardinal Health, Inc.	50,049,802
17,400	Danaher Corp.	1,605,498
521,622	DexCom, Inc.*	23,457,341
343,965	Edwards Lifesciences Corp.*	35,163,542
1,616,954	Hologic, Inc.*	61,201,709
88,426	Laboratory Corp. of America Holdings*	13,591,960
451,947	McKesson Corp.	62,314,452
762,851	Medtronic plc	61,424,762
116,165	Quest Diagnostics, Inc.	10,893,954
45,615	Teleflex, Inc.	10,809,843
197,054	UnitedHealth Group, Inc.	41,424,692

		440,147,327

	Household & Personal Products - 0.8%
758,934	Colgate-Palmolive Co.	53,466,900
852,432	Coty, Inc. Class A	13,127,453

		66,594,353

	Insurance - 4.1%
217,661	Allstate Corp.	20,429,662
461,115	American International Group, Inc.	29,792,640
1,033,581	AXA S.A.	31,202,144
786,259	Chubb Ltd.	118,583,582

The accompanying notes are an integral part of these financial statements.

53

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.3% - (continued)
	Insurance - 4.1% - (continued)
576,147	Marsh & McLennan Cos., Inc.	$46,627,577
551,000	Tokio Marine Holdings, Inc.	23,752,076
124,139	Torchmark Corp.	10,443,814
158,833	Travelers Cos., Inc.	21,037,431
233,161	Willis Towers Watson plc	37,557,574

		339,426,500

	Materials - 4.4%
429,097	ArcelorMittal*	12,272,174
503,444	Ball Corp.	21,612,851
2,411,100	Cemex S.A.B. de C.V. ADR*	19,554,021
15,530	Ecolab, Inc.	2,029,150
1,346,277	Freeport-McMoRan, Inc.*	18,820,953
13,564,090	Glencore plc*	65,422,310
1,385,892	International Paper Co.	79,370,035
713,540	KapStone Paper & Packaging Corp.	16,026,108
202,290	Packaging Corp. of America	23,520,258
2,857,064	Platform Specialty Products Corp.*	30,570,585
233,670	Praxair, Inc.	34,143,860
974,452	Steel Dynamics, Inc.	36,259,359

		359,601,664

	Media - 0.7%
406,555	DISH Network Corp. Class A*	19,734,180
176,082	Omnicom Group, Inc.	11,830,950
253,614	Walt Disney Co.	24,805,985
25,200	Weinstein Co. LLC*(1)(2)(3)(4)	—

		56,371,115

	Pharmaceuticals, Biotechnology & Life Sciences - 6.6%
364,673	Agilent Technologies, Inc.	24,808,704
428,819	Alkermes plc*	20,909,214
1,146,114	AstraZeneca plc ADR	39,540,933
44,130	BeiGene Ltd. ADR*	4,073,199
2,753,811	Bristol-Myers Squibb Co.	169,799,986
528,094	Exact Sciences Corp.*	29,039,889
143,084	Incyte Corp.*	16,204,263
784,377	Ionis Pharmaceuticals, Inc.*	44,795,771
228,489	Johnson & Johnson	31,853,652
474,400	Merck & Co., Inc.	26,134,696
37,344	Mettler-Toledo International, Inc.*	25,492,135
843,509	Pfizer, Inc.	29,573,426
49,760	Regeneron Pharmaceuticals, Inc.*	20,034,371
318,597	TESARO, Inc.*	36,883,975
124,609	Thermo Fisher Scientific, Inc.	24,152,962

		543,297,176

	Real Estate - 2.5%
140,345	American Tower Corp. REIT	20,163,366
373,189	CBRE Group, Inc. Class A, REIT*	14,673,791
551,838	Public Storage REIT	114,368,426
1,485,555	Realogy Holdings Corp.	48,027,993
153,417	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)(4)	7,948,535

		205,182,111

	Retailing - 3.6%
345,748	CarMax, Inc.*	25,965,675
229,610	Ctrip.com International Ltd. ADR*	10,996,023
173,300	Expedia, Inc.	21,603,578
12,011	Honest Co.*(1)(2)(3)(4)	212,354
10,615	JAND, Inc. Class A*(1)(2)(3)(4)	84,814
1,060,200	Macy’s, Inc.	19,889,352

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.3% - (continued)
	Retailing - 3.6% - (continued)
208,721	Netflix, Inc.*	$40,999,066
401,400	Nordstrom, Inc.	15,915,510
34,485	Priceline Group, Inc.*	65,933,940
639,247	TJX Cos., Inc.	44,619,441
316,327	Tory Burch LLC*(1)(2)(3)(4)	14,003,782
48,267	Ulta Salon Cosmetics & Fragrance, Inc.*	9,739,798
435,100	Wayfair, Inc. Class A*	30,413,490

		300,376,823

	Semiconductors & Semiconductor Equipment - 5.7%
4,226,718	Advanced Micro Devices, Inc.*	46,430,497
106,208	Broadcom Ltd.	28,029,353
310,112	KLA-Tencor Corp.	33,768,096
460,075	Microchip Technology, Inc.	43,615,110
2,338,154	Micron Technology, Inc.*	103,603,604
260,447	NVIDIA Corp.	53,863,044
1,474,164	QUALCOMM, Inc.	75,197,106
4,311,490	Taiwan Semiconductor Manufacturing Co., Ltd.	34,855,375
609,700	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	25,808,601
478,361	Teradyne, Inc.	20,516,903

		465,687,689

	Software & Services - 17.2%
405,737	Accenture plc Class A	57,760,719
74,221	Activision Blizzard, Inc.	4,860,733
259,283	Adobe Systems, Inc.*	45,416,010
456,461	Alibaba Group Holding Ltd. ADR*	84,395,074
149,089	Alliance Data Systems Corp.	33,355,682
134,377	Alphabet, Inc. Class C*	136,613,033
246,770	Autodesk, Inc.*	30,836,379
143,626	Birst, Inc. Escrow*(1)(2)(3)(4)	27,289
143,626	Birst, Inc. Earn Out Escrow*(1)(2)(3)(4)	—
7,967	Cloudera, Inc.*	120,541
294,000	CoStar Group, Inc.*	86,950,500
996,051	Facebook, Inc. Class A*	179,348,943
161,291	FleetCor Technologies, Inc.*	26,656,564
12,500	ForeScout Technologies, Inc.*	323,125
30,723	ForeScout Technologies, Inc.*(1)(2)(3)(4)	716,535
833,497	Genpact Ltd.	25,379,984
770,187	Global Payments, Inc.	80,060,939
2,566,752	Just Eat plc*	26,591,644
1,038,293	Microsoft Corp.	86,365,212
42,516	NetEase, Inc. ADR	11,986,111
620,069	Oracle Corp.	31,561,512
686,330	PayPal Holdings, Inc.*	49,800,105
411,211	Salesforce.com, Inc.*	42,083,334
732,163	ServiceNow, Inc.*	92,523,438
39,365	Trade Desk, Inc. Class A*	2,594,941
58,205	Veracode, Inc. Escrow*(1)(2)(3)(4)	233,984
361,926	Verint Systems, Inc.*	15,273,277
243,059	VeriSign, Inc.*	26,133,704
445,021	Visa, Inc. Class A	48,943,410
843,949	Workday, Inc. Class A*	93,669,899
787,296	Yandex N.V. Class A*	26,634,224
714,824	Zillow Group, Inc. Class A*	29,529,379
917,968	Zillow Group, Inc. Class C*	37,893,719

		1,414,639,943

	Technology Hardware & Equipment - 3.5%
593,557	Apple, Inc.	100,334,875
154,813	Arista Networks, Inc.*	30,945,571

The accompanying notes are an integral part of these financial statements.

54

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.3% - (continued)
	Technology Hardware & Equipment - 3.5% - (continued)
379,900	CDW Corp.	$26,593,000
4,190,397	Flex Ltd.*	74,589,067
14,445	Samsung Electronics Co., Ltd.	35,608,437
565,387	Trimble, Inc.*	23,113,020

		291,183,970

	Telecommunication Services - 1.0%
740,627	AT&T, Inc.	24,922,098
346,500	SoftBank Group Corp.	30,707,566
2,047,500	Sprint Corp.*	13,390,650
269,087	Verizon Communications, Inc.	12,881,195

		81,901,509

	Transportation - 4.4%
270,208	Alaska Air Group, Inc.	17,841,834
916,976	Canadian National Railway Co.	73,785,969
1,377,570	CSX Corp.	69,470,855
362,347	Delta Air Lines, Inc.	18,128,220
1,427,977	Knight-Swift Transportation Holdings, Inc.*	59,189,647
454,531	Union Pacific Corp.	52,630,145
632,442	United Parcel Service, Inc. Class B	74,330,908

		365,377,578

	Utilities - 3.1%
219,998	Ameren Corp.	13,637,676
283,110	American Electric Power Co., Inc.	21,066,215
136,410	DTE Energy Co.	15,067,849
303,041	Duke Energy Corp.	26,761,551
215,293	Edison International	17,212,675
162,779	Entergy Corp.	14,041,316
240,509	Eversource Energy	15,065,484
2,366,640	Iberdrola S.A.	19,124,832
568,427	NRG Energy, Inc.	14,210,675
288,042	PG&E Corp.	16,640,186
445,666	PPL Corp.	16,739,215
350,034	Public Service Enterprise Group, Inc.	17,221,673
148,366	SCANA Corp.	6,400,509
469,322	Southern Co.	24,498,608
354,884	Xcel Energy, Inc.	17,573,856

		255,262,320

	Total Common Stocks (cost $6,960,860,012)	$7,697,804,822

EXCHANGE-TRADED FUNDS - 0.4%
	Other Investment Pools & Funds - 0.4%
140,531	SPDR S&P 500 ETF Trust	$36,137,547

	Total Exchange-Traded Funds (cost $33,845,177)	$36,137,547

PREFERRED STOCKS - 3.3%
	Commercial & Professional Services - 0.0%
33,739	Rubicon Global Holdings LLC Series C*(1)(2)(3)(4)	988,553

	Consumer Services - 0.0%
10,074	Airbnb, Inc. Series E*(1)(2)(3)(4)	1,057,770

	Diversified Financials - 0.1%
348,919	Social Finance, Inc.*(1)(2)(3)(4)	5,840,904

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 3.3% - (continued)
	Health Care Equipment & Services - 0.1%
956,830	Moderna Therapeutics, Inc. Series E*(1)(2)(3)(4)	$8,400,967

	Real Estate - 0.9%
81,954	Redfin Corp. Series G*(1)(2)(3)(4)	1,838,096
762,484	WeWork Companies, Inc. Class D-1*(1)(2)(3)(4)	39,504,296
599,094	WeWork Companies, Inc. Class D-2*(1)(2)(3)(4)	31,039,060

		72,381,452

	Retailing - 0.2%
448,670	Coupang LLC*(1)(2)(3)(4)	2,346,544
278,194	Honest Co.*(1)(2)(3)(4)	9,839,722
23,702	JAND, Inc. Series D*(1)(2)(3)(4)	224,221

		12,410,487

	Software & Services - 1.4%
18,389	Dropbox, Inc. Series C*(1)(2)(3)(4)	297,902
566,622	Essence Group Holdings Corp.*(1)(2)(3)(4)	1,150,243
12,426	General Assembly Space, Inc.*(1)(2)(3)(4)	609,134
77,707	Lookout, Inc. Series F*(1)(2)(3)(4)	637,974
95,031	MarkLogic Corp. Series F*(1)(2)(3)(4)	940,807
2,286,050	Pinterest, Inc. Series G*(1)(2)(3)(4)	16,411,763
47,064	Sharecare*(1)(2)(3)(4)	14,119,200
2,000,820	Uber Technologies, Inc.*(1)(2)(3)(4)	82,953,997
306,876	Zuora, Inc. Series F*(1)(2)(3)(4)	1,577,343

		118,698,363

	Technology Hardware & Equipment - 0.2%
5,362,869	Rethink Robotics, Inc.*(1)(2)(3)(4)	18,524,422

	Transportation - 0.4%
3,553,600	Azul S.A.*	29,764,510

	Total Preferred Stocks (cost $152,485,426)	$268,067,428

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
28,025	Honest Co. Series C*(1)(2)(3)(4)	$855,323

	Total Convertible Preferred Stocks (cost $758,281)	$855,323

WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,365,300	J2 Acquisition Ltd. Expires 10/10/20*	$573,426
408,983	Ocelot Partners Ltd. Expires 4/1/20*	204,491

		777,917

	Total Warrants (cost $17,743)	$777,917

RIGHTS - 0.0%
	Banks - 0.0%
10,835,257	Banco Santander S.A., Expires 11/01/17*	$517,479

	Total Rights (cost $510,406)	$517,479

The accompanying notes are an integral part of these financial statements.

55

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
CLOSED END FUNDS - 0.4%
	Other Investment Pools & Funds - 0.4%
461,900	Altaba, Inc.*	$32,388,428

	Total Closed Funds (cost $28,537,886)	$32,388,428

	Total Long-Term Investments (cost $7,177,014,931)	$8,036,548,944

SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 2.2%
180,563,703	Fidelity Institutional Government Fund, Institutional Class, 0.92%(5)	$180,563,703

	Total Short-Term Investments (cost $180,563,703)	$180,563,703

Total Investments (cost $7,357,578,634)	99.6%	$8,217,112,647
Other Assets and Liabilities	0.4%	32,931,544

Total Net Assets	100.0%	$8,250,044,191

The accompanying notes are an integral part of these financial statements.

56

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $303,979,868, which represented 3.7% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $282,714,116, which represented 3.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $282,693,283, which represents 3.4% of total net assets.

The following illiquid securities are considered restricted due to a contractual lock-up period associated with the securities:

Period Acquired	Security Name	Shares/Par Value	Base Total Cost	Base Market Value
11/2015	ForeScout Technologies, Inc.	30,723	621,083	716,535
12/2014	Redfin Corp. Series G	81,954	810,779	1,838,096

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

57

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$155,193,053	$141,516,341	$13,676,712	$—
Banks	595,229,293	485,478,777	109,750,516	—
Capital Goods	242,508,805	163,428,229	68,065,906	11,014,670
Commercial & Professional Services	59,038,388	58,509,886	—	528,502
Consumer Durables & Apparel	225,245,665	169,459,202	55,765,630	20,833
Consumer Services	356,379,241	347,614,664	—	8,764,577
Diversified Financials	452,083,670	391,163,033	60,920,637	—
Energy	130,253,448	130,253,448	—	—
Food & Staples Retailing	95,932,544	78,930,918	17,001,626	—
Food, Beverage & Tobacco	200,890,637	137,748,219	63,142,418	—
Health Care Equipment & Services	440,147,327	440,147,327	—	—
Household & Personal Products	66,594,353	66,594,353	—	—
Insurance	339,426,500	284,472,280	54,954,220	—
Materials	359,601,664	294,179,354	65,422,310	—
Media	56,371,115	56,371,115	—	—
Pharmaceuticals, Biotechnology & Life Sciences	543,297,176	543,297,176	—	—
Real Estate	205,182,111	197,233,576	—	7,948,535
Retailing	300,376,823	286,075,873	—	14,300,950
Semiconductors & Semiconductor Equipment	465,687,689	430,832,314	34,855,375	—
Software & Services	1,414,639,943	1,387,070,491	26,591,644	977,808
Technology Hardware & Equipment	291,183,970	255,575,533	35,608,437	—
Telecommunication Services	81,901,509	51,193,943	30,707,566	—
Transportation	365,377,578	365,377,578	—	—
Utilities	255,262,320	236,137,488	19,124,832	—
Exchange-Traded Funds	36,137,547	36,137,547	—	—
Preferred Stocks	268,067,428	29,764,510	—	238,302,918
Convertible Preferred Stocks	855,323	—	—	855,323
Warrants	777,917	777,917	—	—
Rights	517,479	517,479	—	—
Closed End Funds	32,388,428	32,388,428	—	—
Short-Term Investments	180,563,703	180,563,703	—	—

Total	$8,217,112,647	$7,278,810,702	$655,587,829	$282,714,116

(1)	For the year ended October 31, 2017, investments valued at $3,875,503 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions and there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2017:

	Common Stocks	Corporate Bonds	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$58,122,250	$157,087	$290,651,430	$1,051,218	$349,981,985
Conversions*	15,169,967	(157,087)	(15,012,880)	—	—
Purchases	—	—	—	—	—
Sales	(20,106,035)	—	(18,737,199)	—	(38,843,234)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	(15,501,110)	—	460,190	—	(15,040,920)
Net change in unrealized appreciation/(depreciation)	5,870,803	—	(15,183,120)	(195,895)	(9,508,212)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	(3,875,503)	—	(3,875,503)

Ending balance	$43,555,875	$—	$238,302,918	$855,323	$282,714,116

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2017 was $(10,092,694).

*	Private Equity security that was a convertible note is now trading as a common stock.

The accompanying notes are an integral part of these financial statements.

58

Hartford Core Equity Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Banks - 9.5%
3,371,666	Bank of America Corp.	$92,349,932
924,571	Fifth Third Bancorp	26,720,102
885,057	JP Morgan Chase & Co.	89,045,585
116,089	M&T Bank Corp.	19,360,162
559,241	PNC Financial Services Group, Inc.	76,498,576

		303,974,357

	Capital Goods - 6.7%
689,259	AMETEK, Inc.	46,518,090
191,176	Boeing Co.	49,319,584
306,340	Fortune Brands Home & Security, Inc.	20,236,820
126,072	General Dynamics Corp.	25,590,095
252,919	Illinois Tool Works, Inc.	39,586,882
207,255	Snap-on, Inc.	32,700,694

		213,952,165

	Commercial & Professional Services - 2.2%
145,498	Equifax, Inc.	15,790,898
487,683	IHS Markit Ltd.*	20,780,173
500,066	Republic Services, Inc.	32,539,294

		69,110,365

	Consumer Durables & Apparel - 2.7%
805,812	NIKE, Inc. Class B	44,311,602
617,904	VF Corp.	43,037,014

		87,348,616

	Consumer Services - 2.6%
929,634	Aramark	40,615,709
747,890	Starbucks Corp.	41,014,288

		81,629,997

	Diversified Financials - 2.3%
438,517	Capital One Financial Corp.	40,422,497
989,228	Synchrony Financial	32,268,617

		72,691,114

	Energy - 1.5%
479,833	EOG Resources, Inc.	47,920,922

	Food & Staples Retailing - 1.8%
361,850	Costco Wholesale Corp.	58,286,798

	Food, Beverage & Tobacco - 3.9%
827,728	Altria Group, Inc.	53,156,692
163,861	Constellation Brands, Inc. Class A	35,900,307
640,313	Monster Beverage Corp.*	37,093,332

		126,150,331

	Health Care Equipment & Services - 9.5%
617,310	Abbott Laboratories	33,476,721
232,684	Aetna, Inc.	39,563,260
661,948	Baxter International, Inc.	42,675,788
273,185	Danaher Corp.	25,206,780
502,578	Hologic, Inc.*	19,022,577
210,326	Laboratory Corp. of America Holdings*	32,329,209
579,382	Medtronic plc	46,651,839
304,512	UnitedHealth Group, Inc.	64,014,513

		302,940,687

	Household & Personal Products - 2.9%
694,962	Colgate-Palmolive Co.	48,960,073
386,025	Estee Lauder Cos., Inc. Class A	43,161,455

		92,121,528

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Insurance - 4.4%
390,022	Allstate Corp.	$36,607,465
447,484	Chubb Ltd.	67,489,537
901,209	XL Group Ltd.	36,471,928

		140,568,930

	Materials - 3.6%
670,418	Crown Holdings, Inc.*	40,339,051
495,279	DowDuPont, Inc.	35,813,624
299,868	Ecolab, Inc.	39,180,753

		115,333,428

	Media - 2.1%
1,870,422	Comcast Corp. Class A	67,391,305

	Pharmaceuticals, Biotechnology & Life Sciences - 6.2%
185,583	Allergan plc	32,890,875
638,631	Bristol-Myers Squibb Co.	39,377,988
554,311	Eli Lilly & Co.	45,420,243
734,136	Merck & Co., Inc.	40,443,552
212,080	Thermo Fisher Scientific, Inc.	41,107,467

		199,240,125

	Retailing - 5.0%
462,411	Dollar Tree, Inc.*	42,195,003
126,740	O’Reilly Automotive, Inc.*	26,735,803
23,780	Priceline Group, Inc.*	45,466,409
627,571	TJX Cos., Inc.	43,804,456

		158,201,671

	Semiconductors & Semiconductor Equipment - 2.6%
9,804	Broadcom Ltd.	2,587,374
160,746	Lam Research Corp.	33,526,793
432,748	QUALCOMM, Inc.	22,074,476
550,635	Teradyne, Inc.	23,616,735

		81,805,378

	Software & Services - 15.0%
84,847	Alphabet, Inc. Class A*	87,650,345
20,222	Alphabet, Inc. Class C*	20,558,494
782,319	eBay, Inc.*	29,446,487
237,209	Electronic Arts, Inc.*	28,370,196
508,676	Facebook, Inc. Class A*	91,592,201
859,131	GoDaddy, Inc. Class A*	40,121,418
524,011	Mastercard, Inc. Class A	77,957,117
640,584	Microsoft Corp.	53,283,777
377,401	Total System Services, Inc.	27,191,742
193,089	Workday, Inc. Class A*	21,430,948

		477,602,725

	Technology Hardware & Equipment - 6.0%
633,555	Apple, Inc.	107,096,137
172,317	CDW Corp.	12,062,190
347,267	Motorola Solutions, Inc.	31,441,554
902,337	NetApp, Inc.	40,081,810

		190,681,691

	Telecommunication Services - 1.5%
1,025,800	Verizon Communications, Inc.	49,105,046

	Transportation - 1.4%
198,919	FedEx Corp.	44,917,899

	Utilities - 5.2%
747,895	American Electric Power Co., Inc.	55,650,867

The accompanying notes are an integral part of these financial statements.

59

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Utilities - 5.2% - (continued)
429,120	NextEra Energy, Inc.	$66,543,638
483,555	Pinnacle West Capital Corp.	42,412,609

		164,607,114

	Total Common Stocks (cost $2,660,026,732)	$3,145,582,192

	Total Long-Term Investments (cost $2,660,026,732)	$3,145,582,192

SHORT-TERM INVESTMENTS - 1.4%
	Other Investment Pools & Funds - 1.4%
46,002,312	Fidelity Institutional Government Fund, Institutional Class, 0.92%(1)	$46,002,312

	Total Short-Term Investments (cost $46,002,312)	$46,002,312

Total Investments (cost $2,706,029,044)	100.0%	$3,191,584,504
Other Assets and Liabilities	0.0%	(121,796)

Total Net Assets	100.0%	$3,191,462,708

The accompanying notes are an integral part of these financial statements.

60

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

61

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$303,974,357	$303,974,357	$—	$—
Capital Goods	213,952,165	213,952,165	—	—
Commercial & Professional Services	69,110,365	69,110,365	—	—
Consumer Durables & Apparel	87,348,616	87,348,616	—	—
Consumer Services	81,629,997	81,629,997	—	—
Diversified Financials	72,691,114	72,691,114	—	—
Energy	47,920,922	47,920,922	—	—
Food & Staples Retailing	58,286,798	58,286,798	—	—
Food, Beverage & Tobacco	126,150,331	126,150,331	—	—
Health Care Equipment & Services	302,940,687	302,940,687	—	—
Household & Personal Products	92,121,528	92,121,528	—	—
Insurance	140,568,930	140,568,930	—	—
Materials	115,333,428	115,333,428	—	—
Media	67,391,305	67,391,305	—	—
Pharmaceuticals, Biotechnology & Life Sciences	199,240,125	199,240,125	—	—
Retailing	158,201,671	158,201,671	—	—
Semiconductors & Semiconductor Equipment	81,805,378	81,805,378	—	—
Software & Services	477,602,725	477,602,725	—	—
Technology Hardware & Equipment	190,681,691	190,681,691	—	—
Telecommunication Services	49,105,046	49,105,046	—	—
Transportation	44,917,899	44,917,899	—	—
Utilities	164,607,114	164,607,114	—	—
Short-Term Investments	46,002,312	46,002,312	—	—

Total	$3,191,584,504	$3,191,584,504	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

62

The Hartford Dividend and Growth Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6%
	Automobiles & Components - 0.9%
6,261,885	Ford Motor Co.	$76,833,329

	Banks - 11.7%
9,696,645	Bank of America Corp.	265,591,107
908,960	Bank of Nova Scotia	58,646,099
1,492,290	Citigroup, Inc.	109,683,315
2,677,450	JP Morgan Chase & Co.	269,378,244
1,347,491	PNC Financial Services Group, Inc.	184,323,294
1,703,154	Wells Fargo & Co.	95,615,066

		983,237,125

	Capital Goods - 5.6%
2,168,473	ABB Ltd. ADR	56,662,200
552,415	Caterpillar, Inc.	75,017,957
920,758	Eaton Corp. plc	73,679,055
1,235,830	General Electric Co.	24,914,333
598,980	Honeywell International, Inc.	86,348,957
1,617,365	Johnson Controls International plc	66,942,737
117,315	Lockheed Martin Corp.	36,151,790
399,805	United Technologies Corp.	47,880,647

		467,597,676

	Consumer Services - 0.7%
834,631	Hilton Worldwide Holdings, Inc.	60,327,129

	Diversified Financials - 3.4%
171,948	BlackRock, Inc.	80,958,277
220,311	Goldman Sachs Group, Inc.	53,421,011
1,153,790	Intercontinental Exchange, Inc.	76,265,519
803,980	Northern Trust Corp.	75,188,210

		285,833,017

	Energy - 9.1%
417,825	Anadarko Petroleum Corp.	20,628,020
1,822,038	Chevron Corp.	211,155,984
1,420,665	ConocoPhillips	72,667,015
1,376,432	Exxon Mobil Corp.	114,725,607
2,174,190	Hess Corp.	96,012,230
2,596,515	Kinder Morgan, Inc.	47,022,887
2,902,820	Suncor Energy, Inc.	98,579,767
1,793,684	Total S.A. ADR	99,944,073

		760,735,583

	Food & Staples Retailing - 1.9%
389,400	Costco Wholesale Corp.	62,724,552
827,950	CVS Health Corp.	56,739,414
610,520	Walgreens Boots Alliance, Inc.	40,459,160

		159,923,126

	Food, Beverage & Tobacco - 2.4%
1,070,820	PepsiCo, Inc.	118,036,488
811,195	Philip Morris International, Inc.	84,883,445

		202,919,933

	Health Care Equipment & Services - 4.7%
1,090,821	Abbott Laboratories	59,155,223
1,098,090	Cardinal Health, Inc.	67,971,771
208,430	McKesson Corp.	28,738,328
1,297,590	Medtronic plc	104,481,947
420,411	UnitedHealth Group, Inc.	88,378,800
423,315	Universal Health Services, Inc. Class B	43,474,451

		392,200,520

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Household & Personal Products - 0.9%
1,271,905	Unilever N.V.	$73,719,614

	Insurance - 8.4%
1,161,400	American International Group, Inc.	75,038,054
112,725	Brighthouse Financial, Inc.*	7,009,241
1,221,418	Chubb Ltd.	184,214,263
1,090,390	Marsh & McLennan Cos., Inc.	88,245,263
1,365,735	MetLife, Inc.	73,176,081
1,421,050	Principal Financial Group, Inc.	93,576,142
1,653,540	Prudential Financial, Inc.	182,650,028

		703,909,072

	Materials - 3.5%
1,073,910	Ball Corp.	46,102,956
416,920	BHP Billiton plc ADR	15,142,534
530,667	Celanese Corp. Series A	55,353,875
621,909	DowDuPont, Inc.	44,970,240
1,507,375	International Paper Co.	86,327,366
386,420	PPG Industries, Inc.	44,917,461

		292,814,432

	Media - 3.1%
367,555	CBS Corp. Class B	20,627,187
4,820,269	Comcast Corp. Class A	173,674,292
2,364,036	Twenty-First Century Fox, Inc. Class A	61,819,541

		256,121,020

	Pharmaceuticals, Biotechnology & Life Sciences - 9.4%
3,750,320	AstraZeneca plc ADR	129,386,040
2,829,670	Bristol-Myers Squibb Co.	174,477,452
1,214,340	Eli Lilly & Co.	99,503,020
895,934	Johnson & Johnson	124,902,159
2,792,210	Merck & Co., Inc.	153,822,849
3,019,558	Pfizer, Inc.	105,865,703

		787,957,223

	Real Estate - 1.2%
507,890	American Tower Corp. REIT	72,968,557
235,235	Boston Properties, Inc. REIT	28,505,777

		101,474,334

	Retailing - 0.8%
531,320	L Brands, Inc.	22,868,013
502,445	Lowe’s Cos., Inc.	40,170,477

		63,038,490

	Semiconductors & Semiconductor Equipment - 4.8%
5,176,635	Intel Corp.	235,485,126
395,481	KLA-Tencor Corp.	43,063,926
1,286,078	QUALCOMM, Inc.	65,602,839
641,003	Texas Instruments, Inc.	61,978,580

		406,130,471

	Software & Services - 9.3%
712,055	Accenture plc Class A	101,368,150
221,377	Alphabet, Inc. Class A*	228,691,296
1,765,230	eBay, Inc.*	66,443,257
341,318	IBM Corp.	52,583,451
3,930,868	Microsoft Corp.	326,969,600

		776,055,754

	Technology Hardware & Equipment - 4.7%
1,052,400	Apple, Inc.	177,897,696
2,818,176	Cisco Systems, Inc.	96,240,710

The accompanying notes are an integral part of these financial statements.

63

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Technology Hardware & Equipment - 4.7% - (continued)
2,020,225	HP, Inc.	$43,535,849
885,615	Motorola Solutions, Inc.	80,183,582

		397,857,837

	Telecommunication Services - 2.4%
2,859,308	BCE, Inc.	131,985,657
1,525,390	Verizon Communications, Inc.	73,020,419

		205,006,076

	Transportation - 3.6%
257,796	Canadian Pacific Railway Ltd.	44,712,138
894,350	Delta Air Lines, Inc.	44,744,331
210,741	FedEx Corp.	47,587,425
1,386,288	United Parcel Service, Inc. Class B	162,930,429

		299,974,323

	Utilities - 5.1%
1,191,595	Dominion Energy, Inc.	96,686,018
1,282,510	Edison International	102,536,675
1,862,175	Exelon Corp.	74,878,057
988,545	NextEra Energy, Inc.	153,293,673

		427,394,423

	Total Common Stocks (cost $5,772,418,856)	$8,181,060,507

	Total Long-Term Investments (cost $5,772,418,856)	$8,181,060,507

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
198,326,490	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(1)	$198,326,490

	Total Short-Term Investments (cost $198,326,490)	$198,326,490

Total Investments (cost $5,970,745,346)	99.9%	$8,379,386,997
Other Assets and Liabilities	0.1%	4,513,705

Total Net Assets	100.0%	$8,383,900,702

The accompanying notes are an integral part of these financial statements.

64

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

65

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$76,833,329	$76,833,329	$—	$—
Banks	983,237,125	983,237,125	—	—
Capital Goods	467,597,676	467,597,676	—	—
Consumer Services	60,327,129	60,327,129	—	—
Diversified Financials	285,833,017	285,833,017	—	—
Energy	760,735,583	760,735,583	—	—
Food & Staples Retailing	159,923,126	159,923,126	—	—
Food, Beverage & Tobacco	202,919,933	202,919,933	—	—
Health Care Equipment & Services	392,200,520	392,200,520	—	—
Household & Personal Products	73,719,614	73,719,614	—	—
Insurance	703,909,072	703,909,072	—	—
Materials	292,814,432	292,814,432	—	—
Media	256,121,020	256,121,020	—	—
Pharmaceuticals, Biotechnology & Life Sciences	787,957,223	787,957,223	—	—
Real Estate	101,474,334	101,474,334	—	—
Retailing	63,038,490	63,038,490	—	—
Semiconductors & Semiconductor Equipment	406,130,471	406,130,471	—	—
Software & Services	776,055,754	776,055,754	—	—
Technology Hardware & Equipment	397,857,837	397,857,837	—	—
Telecommunication Services	205,006,076	205,006,076	—	—
Transportation	299,974,323	299,974,323	—	—
Utilities	427,394,423	427,394,423	—	—
Short-Term Investments	198,326,490	198,326,490	—	—

Total	$8,379,386,997	$8,379,386,997	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4%
	Banks - 13.8%
930,341	BB&T Corp.	$45,809,991
1,727,357	JP Morgan Chase & Co.	173,789,388
465,957	M&T Bank Corp.	77,707,649
910,796	PNC Financial Services Group, Inc.	124,587,785
889,340	US Bancorp	48,362,309
2,254,055	Wells Fargo & Co.	126,542,647

		596,799,769

	Capital Goods - 7.9%
186,072	3M Co.	42,831,914
427,417	Caterpillar, Inc.	58,043,228
846,205	Eaton Corp. plc	67,713,324
1,622,684	General Electric Co.	32,713,309
435,773	Honeywell International, Inc.	62,821,036
227,648	Raytheon Co.	41,022,170
279,984	United Technologies Corp.	33,530,884

		338,675,865

	Consumer Durables & Apparel - 1.4%
837,838	VF Corp.	58,355,417

	Diversified Financials - 3.1%
126,567	BlackRock, Inc.	59,591,540
1,369,805	Invesco Ltd.	49,025,321
512,921	Thomson Reuters Corp.	24,025,220

		132,642,081

	Energy - 12.4%
1,708,700	Canadian Natural Resources Ltd.	59,633,630
921,701	Chevron Corp.	106,815,929
739,663	Exxon Mobil Corp.	61,650,911
2,378,685	Kinder Morgan, Inc.	43,077,985
703,342	Occidental Petroleum Corp.	45,414,793
567,365	Phillips 66	51,675,604
389,700	Schlumberger Ltd.	24,940,800
2,678,056	Suncor Energy, Inc.	90,946,782
1,096,167	TransCanada Corp.	52,042,655

		536,199,089

	Food & Staples Retailing - 0.6%
305,890	Wal-Mart Stores, Inc.	26,707,256

	Food, Beverage & Tobacco - 6.3%
797,028	British American Tobacco plc	51,495,840
245,608	Diageo plc ADR	33,650,752
529,962	Kraft Heinz Co.	40,981,962
324,803	PepsiCo, Inc.	35,803,035
1,046,596	Philip Morris International, Inc.	109,515,805

		271,447,394

	Health Care Equipment & Services - 2.1%
740,436	Abbott Laboratories	40,153,844
91,237	Cardinal Health, Inc.	5,647,571
569,958	Medtronic plc	45,893,018

		91,694,433

	Household & Personal Products - 2.0%
1,486,666	Unilever N.V.	86,167,161

	Insurance - 9.4%
674,903	American International Group, Inc.	43,605,483
619,843	Chubb Ltd.	93,484,721
1,496,750	Marsh & McLennan Cos., Inc.	121,131,978

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Insurance - 9.4% - (continued)
1,668,399	MetLife, Inc.	$89,392,818
891,192	Principal Financial Group, Inc.	58,684,993

		406,299,993

	Materials - 3.3%
1,273,874	DowDuPont, Inc.	92,113,829
847,294	International Paper Co.	48,524,527

		140,638,356

	Pharmaceuticals, Biotechnology & Life Sciences - 12.1%
132,788	Amgen, Inc.	23,267,113
770,558	Bristol-Myers Squibb Co.	47,512,606
775,172	Eli Lilly & Co.	63,517,594
900,381	Johnson & Johnson	125,522,115
1,325,409	Merck & Co., Inc.	73,016,782
643,409	Novartis AG	53,067,880
2,641,668	Pfizer, Inc.	92,616,880
189,716	Roche Holding AG	43,849,245

		522,370,215

	Retailing - 1.8%
352,949	Home Depot, Inc.	58,511,885
408,440	L Brands, Inc.	17,579,258

		76,091,143

	Semiconductors & Semiconductor Equipment - 6.2%
926,917	Analog Devices, Inc.	84,627,522
2,311,783	Intel Corp.	105,163,009
828,915	Maxim Integrated Products, Inc.	43,551,194
662,439	QUALCOMM, Inc.	33,791,013

		267,132,738

	Software & Services - 2.0%
1,017,104	Microsoft Corp.	84,602,711

	Technology Hardware & Equipment - 2.8%
3,480,605	Cisco Systems, Inc.	118,862,661

	Telecommunication Services - 2.3%
1,030,987	BCE, Inc.	47,605,531
1,078,800	Verizon Communications, Inc.	51,642,156

		99,247,687

	Transportation - 1.8%
678,283	Union Pacific Corp.	78,538,388

	Utilities - 6.1%
749,356	Dominion Energy, Inc.	60,802,746
204,288	Duke Energy Corp.	18,040,673
787,709	Eversource Energy	49,342,092
317,078	NextEra Energy, Inc.	49,169,285
427,500	Sempra Energy	50,231,250
758,742	Xcel Energy, Inc.	37,572,904

		265,158,950

	Total Common Stocks (cost $3,135,982,438)	$4,197,631,307

	Total Long-Term Investments (cost $3,135,982,438)	$4,197,631,307

The accompanying notes are an integral part of these financial statements.

67

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
101,456,459	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.94%(1)	$101,456,459

	Total Short-Term Investments (cost $101,456,459)	$101,456,459

Total Investments (cost $3,237,438,897)	99.7%	$4,299,087,766
Other Assets and Liabilities	0.3%	12,059,988

Total Net Assets	100.0%	$4,311,147,754

The accompanying notes are an integral part of these financial statements.

68

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

69

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$596,799,769	$596,799,769	$—	$—
Capital Goods	338,675,865	338,675,865	—	—
Consumer Durables & Apparel	58,355,417	58,355,417	—	—
Diversified Financials	132,642,081	132,642,081	—	—
Energy	536,199,089	536,199,089	—	—
Food & Staples Retailing	26,707,256	26,707,256	—	—
Food, Beverage & Tobacco	271,447,394	219,951,554	51,495,840	—
Health Care Equipment & Services	91,694,433	91,694,433	—	—
Household & Personal Products	86,167,161	86,167,161	—	—
Insurance	406,299,993	406,299,993	—	—
Materials	140,638,356	140,638,356	—	—
Pharmaceuticals, Biotechnology & Life Sciences	522,370,215	425,453,090	96,917,125	—
Retailing	76,091,143	76,091,143	—	—
Semiconductors & Semiconductor Equipment	267,132,738	267,132,738	—	—
Software & Services	84,602,711	84,602,711	—	—
Technology Hardware & Equipment	118,862,661	118,862,661	—	—
Telecommunication Services	99,247,687	99,247,687	—	—
Transportation	78,538,388	78,538,388	—	—
Utilities	265,158,950	265,158,950	—	—
Short-Term Investments	101,456,459	101,456,459	—	—

Total	$4,299,087,766	$4,150,674,801	$148,412,965	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

70

The Hartford Growth Opportunities Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.8%
	Automobiles & Components - 1.6%
231,163	Tesla, Inc.*	$76,637,469

	Banks - 2.0%
688,686	Citigroup, Inc.	50,618,421
310,933	PNC Financial Services Group, Inc.	42,532,525

		93,150,946

	Capital Goods - 3.4%
474,067	Deere & Co.	62,994,023
328,128	IDEX Corp.	42,069,291
4,106,956	Lithium Technology Corp., Escrow*(1)(2)(3)(4)	1,355,295
274,598	Rockwell Automation, Inc.	55,144,770

		161,563,379

	Commercial & Professional Services - 0.1%
63,425	Klarna Holding AB*(1)(2)(3)(4)	7,294,938

	Consumer Durables & Apparel - 0.0%
923,832	One Kings Lane, Inc., Escrow*(1)(2)(3)(4)	230,958

	Consumer Services - 4.8%
4,858,252	DraftKings, Inc.*(1)(2)(3)(4)	7,530,291
830,754	Hilton Worldwide Holdings, Inc.	60,046,899
2,722,228	Melco Resorts & Entertainment Ltd. ADR	68,817,924
571,084	Starbucks Corp.	31,318,246
405,574	Wynn Resorts Ltd.	59,818,109

		227,531,469

	Diversified Financials - 5.3%
996,290	American Express Co.	95,165,621
1,928,514	Double Eagle Acquisition Corp.*	20,596,530
902,919	Double Eagle Acquisition Corp. Class A*	9,074,336
4,552,700	J2 Acquisition Ltd.*	45,527,000
1,547,699	Ocelot Partners Ltd.*	15,167,450
1,365,491	TD Ameritrade Holding Corp.	68,260,895

		253,791,832

	Energy - 0.6%
870,208	Newfield Exploration Co.*	26,793,704

	Food, Beverage & Tobacco - 1.9%
1,767,695	Blue Buffalo Pet Products, Inc.*	51,139,416
637,108	Monster Beverage Corp.*	36,907,667

		88,047,083

	Health Care Equipment & Services - 8.1%
876,277	Abbott Laboratories	47,520,501
204,908	Align Technology, Inc.*	48,968,914
779,408	Baxter International, Inc.	50,248,434
806,759	DexCom, Inc.*	36,279,952
458,231	Edwards Lifesciences Corp.*	46,844,955
1,849,075	Hologic, Inc.*	69,987,489
139,822	Intuitive Surgical, Inc.*	52,483,586
537,797	Veeva Systems, Inc. Class A*	32,773,349

		385,107,180

	Materials - 2.0%
391,637	Packaging Corp. of America	45,535,634
4,514,739	Platform Specialty Products Corp.*	48,307,707

		93,843,341

	Pharmaceuticals, Biotechnology & Life Sciences - 6.0%
1,758,342	AstraZeneca plc ADR	60,662,799
1,428,986	Bristol-Myers Squibb Co.	88,111,277
1,130,114	Exact Sciences Corp.*	62,144,969
553,495	Ionis Pharmaceuticals, Inc.*	31,610,099

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 6.0% - (continued)
153,432	TESARO, Inc.*	$17,762,823
160,958	Vertex Pharmaceuticals, Inc.*	23,536,888

		283,828,855

	Real Estate - 0.1%
81,341	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)(4)	4,214,277

	Retailing - 4.9%
116,585	Honest Co.*(1)(2)(3)(4)	2,061,223
123,196	JAND, Inc. Class A*(1)(2)(3)(4)	984,336
359,784	Netflix, Inc.*	70,672,371
45,442	Priceline Group, Inc.*	86,883,286
171,581	Tory Burch LLC(1)(2)(3)(4)	7,595,890
907,048	Wayfair, Inc. Class A*	63,402,655

		231,599,761

	Semiconductors & Semiconductor Equipment - 8.7%
3,536,648	Advanced Micro Devices, Inc.*	38,850,078
681,538	Cavium, Inc.*	47,019,307
761,038	Microchip Technology, Inc.	72,146,402
1,950,125	Micron Technology, Inc.*	86,410,039
574,878	NVIDIA Corp.	118,890,519
1,215,790	Teradyne, Inc.	52,145,233

		415,461,578

	Software & Services - 37.7%
455,110	Adobe Systems, Inc.*	79,717,068
352,827	Alibaba Group Holding Ltd. ADR*	65,234,184
346,307	Alphabet, Inc. Class C*	352,069,549
1,222,557	Atlassian Corp. plc Class A*	59,135,082
450,688	Autodesk, Inc.*	56,317,972
1,526,069	Birst, Inc. Escrow*(1)(2)(3)(4)	289,953
1,526,069	Birst, Inc. Earn Out Escrow*(1)(2)(3)(4)	2
765,715	Cadence Design Systems, Inc.*	33,048,259
124,206	Cloudera, Inc.*	1,879,237
364,925	CoStar Group, Inc.*	107,926,569
1,359,605	Facebook, Inc. Class A*	244,810,476
41,500	ForeScout Technologies, Inc.*	1,072,775
516,291	ForeScout Technologies, Inc.*(1)(2)(3)(4)	12,041,168
638,349	Global Payments, Inc.	66,356,379
1,244,437	GoDaddy, Inc. Class A*	58,115,208
578,237	Guidewire Software, Inc.*	46,247,395
1,382,499	PayPal Holdings, Inc.*	100,314,127
1,089,469	Salesforce.com, Inc.*	111,496,257
808,557	ServiceNow, Inc.*	102,177,348
379,931	Shopify, Inc. Class A*	37,799,335
794,181	Trade Desk, Inc. Class A*	52,352,412
566,228	Veracode, Inc. Escrow(1)(2)(3)(4)	2,276,237
1,177,860	Workday, Inc. Class A*	130,730,681
1,671,842	Zillow Group, Inc. Class C*	69,013,638

		1,790,421,311

	Technology Hardware & Equipment - 4.6%
428,326	Arista Networks, Inc.*	85,618,084
360,687	Harris Corp.	50,250,913
185,057	Universal Display Corp.	27,110,851
477,296	Zebra Technologies Corp. Class A*	55,361,563

		218,341,411

	Transportation - 2.0%
1,122,907	CSX Corp.	56,628,200

The accompanying notes are an integral part of these financial statements.

71

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.8% - (continued)
	Transportation - 2.0% - (continued)
688,118	United Continental Holdings, Inc.*	$40,241,141

		96,869,341

	Total Common Stocks (cost $3,588,432,420)	$4,454,728,833

PREFERRED STOCKS - 5.4%
	Commercial & Professional Services - 0.3%
470,535	Rubicon Global Holdings LLC Series C*(1)(2)(3)(4)	$13,786,676

	Real Estate - 1.2%
812,335	Redfin Corp. Series G*(1)(2)(3)(4)	18,219,365
404,267	WeWork Companies, Inc. Class D-1*(1)(2)(3)(4)	20,945,073
317,638	WeWork Companies, Inc. Class D-2*(1)(2)(3)(4)	16,456,825

		55,621,263

	Retailing - 0.5%
4,434,460	Coupang LLC*(1)(2)(3)(4)	23,192,226
275,096	JAND, Inc. Series D*(1)(2)(3)(4)	2,602,408

		25,794,634

	Software & Services - 3.4%
5,668,755	Essence Group Holdings Corp.*(1)(2)(3)(4)	11,507,573
169,309	General Assembly Space, Inc.*(1)(2)(3)(4)	8,299,679
743,470	Lookout, Inc. Series F*(1)(2)(3)(4)	6,103,889
1,078,374	MarkLogic Corp. Series F*(1)(2)(3)(4)	10,675,903
1,410,890	Pinterest, Inc. Series G*(1)(2)(3)(4)	10,128,909
2,311,920	Uber Technologies, Inc.*(1)(2)(3)(4)	95,852,203
3,194,823	Zuora, Inc. Series F*(1)(2)(3)(4)	16,421,390

		158,989,546

	Total Preferred Stocks (cost $142,826,551)	$254,192,119

CONVERTIBLE PREFERRED STOCKS - 0.1%
	Retailing - 0.1%
272,032	Honest Co. Series C*(1)(2)(3)(4)	$8,302,417

	Total Convertible Preferred Stocks (cost $7,360,451)	$8,302,417

WARRANTS - 0.1%
	Diversified Financials - 0.1%
4,552,700	J2 Acquisition Ltd. Expires 10/10/20*	$1,912,134
1,547,699	Ocelot Partners Ltd. Expires 4/1/20*	773,850

		2,685,984

	Total Warrants (cost $61,004)	$2,685,984

	Total Long-Term Investments (cost $3,738,680,426)	$4,719,909,353

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
36,273,834	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(5)	$36,273,834

	Total Short-Term Investments (cost $36,273,834)	$36,273,834

Total Investments (cost $3,774,954,260)	100.2%	$4,756,183,187
Other Assets and Liabilities	(0.2)%	(10,612,087)

Total Net Assets	100.0%	$4,745,571,100

The accompanying notes are an integral part of these financial statements.

72

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $308,369,104, which represents 6.5% of total net assets.

(3)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $308,369,104, which represents 6.5% of total net assets.

The following illiquid securities are considered restricted due to a contractual lock-up period associated with the securities:

Period Acquired	Security Name	Shares/Par Value	Base Total Cost	Base Market Value
11/2015	ForeScout Technologies, Inc.	516,291	10,436,730	12,041,168
12/2014	Redfin Corp. Series G	812,335	8,036,515	18,219,365

(4)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $308,369,104, which represents 6.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

73

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$76,637,469	$76,637,469	$—	$—
Banks	93,150,946	93,150,946	—	—
Capital Goods	161,563,379	160,208,084	—	1,355,295
Commercial & Professional Services	7,294,938	—	—	7,294,938
Consumer Durables & Apparel	230,958	—	—	230,958
Consumer Services	227,531,469	220,001,178	—	7,530,291
Diversified Financials	253,791,832	253,791,832	—	—
Energy	26,793,704	26,793,704	—	—
Food, Beverage & Tobacco	88,047,083	88,047,083	—	—
Health Care Equipment & Services	385,107,180	385,107,180	—	—
Materials	93,843,341	93,843,341	—	—
Pharmaceuticals, Biotechnology & Life Sciences	283,828,855	283,828,855	—	—
Real Estate	4,214,277	—	—	4,214,277
Retailing	231,599,761	220,958,312	—	10,641,449
Semiconductors & Semiconductor Equipment	415,461,578	415,461,578	—	—
Software & Services	1,790,421,311	1,775,813,951	—	14,607,360
Technology Hardware & Equipment	218,341,411	218,341,411	—	—
Transportation	96,869,341	96,869,341	—	—
Preferred Stocks	254,192,119	—	—	254,192,119
Convertible Preferred Stocks	8,302,417	—	—	8,302,417
Warrants	2,685,984	2,685,984	—	—
Short-Term Investments	36,273,834	36,273,834	—	—

Total	$4,756,183,187	$4,447,814,083	$—	$308,369,104

(1)	For the year ended October 31, 2017 investments valued at $34,091,671 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions and there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2017:

	Common Stocks	Convertible Preferred Stocks	Preferred Stocks	Corporate Bonds	Total
Beginning balance	$36,637,334	$10,203,920	$347,869,870	$2,665,674	$397,376,798
Conversions*	18,023,618	—	(15,357,944)	(2,665,674)	—
Purchases	—	—	—	—	—
Sales	(10,905,855)	—	(59,330,986)	—	(70,236,841)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	(8,408,065)	—	1,272,261	—	(7,135,804)
Net change in unrealized	10,527,536	(1,901,503)	13,830,589	—	22,456,622
appreciation/depreciation
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	(34,091,671)	—	(34,091,671)

Ending balance	$45,874,568	$8,302,417	$254,192,119	$—	$308,369,104

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2017: was $21,276,483.

*	Private Equity security that was a convertible note is now trading as a common stock.

The accompanying notes are an integral part of these financial statements.

74

The Hartford Healthcare Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7%
	Biotechnology - 25.7%
892,576	Aduro Biotech, Inc.*	$7,095,979
379,107	Alder Biopharmaceuticals, Inc.*	4,264,954
595,591	Alkermes plc*	29,041,017
165,110	Alnylam Pharmaceuticals, Inc.*	20,117,002
186,056	Arena Pharmaceuticals, Inc.*	5,215,150
52,935	Biogen, Inc.*	16,497,722
406,300	Biotoscana Investments S.A.*	2,918,733
141,955	Bluebird Bio, Inc.*	19,745,940
296,020	Calithera Biosciences, Inc.*	4,765,922
459,455	Celgene Corp.*	46,391,171
344,706	Clementia Pharmaceuticals, Inc.*	5,522,190
904,775	Coherus Biosciences, Inc.*	10,178,719
583,205	Cytokinetics, Inc.*	7,960,748
96,323	Galapagos N.V.*	9,367,576
86,000	Genmab A/S*	17,366,449
367,442	GlycoMimetics, Inc.*	4,225,583
155,123	Incyte Corp.*	17,567,680
105,084	Innate Pharma S.A.*	1,145,730
460,233	Ironwood Pharmaceuticals, Inc.*	7,078,384
415,365	Karyopharm Therapeutics, Inc.*	4,240,877
373,655	Loxo Oncology, Inc.*	32,194,115
303,535	Momenta Pharmaceuticals, Inc.*	4,279,843
273,211	Nightstar Therapeutics plc ADR*	5,996,981
520,139	Portola Pharmaceuticals, Inc.*	25,700,068
46,717	Regeneron Pharmaceuticals, Inc.*	18,809,199
1,688,950	Rigel Pharmaceuticals, Inc.*	6,333,562
589,656	Syndax Pharmaceuticals, Inc.*	6,592,354
103,286	TESARO, Inc.*	11,957,420
824,767	Trevena, Inc.*	1,237,151
126,145	Ultragenyx Pharmaceutical, Inc.*	5,814,023
171,038	Vertex Pharmaceuticals, Inc.*	25,010,887
115,150	Zealand Pharma A/S ADR*	2,126,821

		386,759,950

	Drug Retail - 1.4%
250,733	Walgreens Boots Alliance, Inc.	16,616,076
33,148	Zur Rose Group AG*	4,578,554

		21,194,630

	Health Care Distributors - 3.0%
286,660	Cardinal Health, Inc.	17,744,254
198,345	McKesson Corp.	27,347,808

		45,092,062

	Health Care Equipment - 21.6%
609,714	Abbott Laboratories	33,064,790
333,600	AtriCure, Inc.*	7,152,384
131,660	Baxter International, Inc.	8,488,120
132,801	Becton Dickinson and Co.	27,711,585
1,657,295	Boston Scientific Corp.*	46,636,281
646,000	ConforMIS, Inc.*	2,286,840
91,945	Danaher Corp.	8,483,765
148,095	Edwards Lifesciences Corp.*	15,139,752
674,035	Globus Medical, Inc. Class A*	21,481,495
201,035	Hologic, Inc.*	7,609,175
728,620	K2M Group Holdings, Inc.*	14,346,528
893,768	Medtronic plc	71,966,199
284,395	Stryker Corp.	44,044,254
71,017	Teleflex, Inc.	16,829,609

		325,240,777

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Health Care Facilities - 2.5%
239,716	Acadia Healthcare Co., Inc.*	$7,517,494
749,710	Georgia Healthcare Group plc*(1)	3,485,046
204,945	HCA Healthcare, Inc.*	15,504,089
115,615	LifePoint Health, Inc.*	5,566,862
51,820	Universal Health Services, Inc. Class B	5,321,914

		37,395,405

	Health Care Services - 1.1%
231,232	Envision Healthcare Corp.*	9,850,483
222,574	Teladoc, Inc.*	7,356,071

		17,206,554

	Health Care Supplies - 0.7%
121,041	DENTSPLY SIRONA, Inc.	7,391,974
487,340	Endologix, Inc.*	2,582,902

		9,974,876

	Health Care Technology - 1.8%
117,515	athenahealth, Inc.*	15,027,818
174,479	Cerner Corp.*	11,780,822

		26,808,640

	Life Sciences Tools & Services - 3.4%
67,495	ICON plc*	8,022,456
178,100	NanoString Technologies, Inc.*	1,773,876
209,540	Thermo Fisher Scientific, Inc.	40,615,138
83,500	Wuxi Biologics Cayman, Inc.*(1)	473,082

		50,884,552

	Managed Health Care - 11.9%
42,760	Aetna, Inc.	7,270,483
132,475	Anthem, Inc.	27,715,095
140,713	Cigna Corp.	27,751,418
32,350	Humana, Inc.	8,260,572
447,245	UnitedHealth Group, Inc.	94,019,844
70,600	WellCare Health Plans, Inc.*	13,960,444

		178,977,856

	Pharmaceuticals - 23.6%
287,998	Allergan plc	51,041,886
1,127,585	AstraZeneca plc ADR	38,901,682
1,077,605	Bristol-Myers Squibb Co.	66,445,124
142,090	Chugai Pharmaceutical Co., Ltd.	6,774,385
103,705	Dermira, Inc.*	2,776,183
231,870	Eisai Co., Ltd.	12,905,098
523,775	Eli Lilly & Co.	42,918,123
40,400	Galenica AG*(1)	1,877,067
78,447	Hikma Pharmaceuticals plc	1,212,556
217,690	Impax Laboratories, Inc.*	3,951,074
202,190	Intersect ENT, Inc.*	5,994,934
65,765	Johnson & Johnson	9,168,299
95,969	Kala Pharmaceuticals, Inc.*	1,541,262
413,857	Medicines Co.*	11,894,250
1,044,413	MediWound Ltd.*	5,248,175
584,360	Mylan N.V.*	20,867,496
437,950	MyoKardia, Inc.*	16,839,178
597,340	Nabriva Therapeutics plc*	3,655,721
452,760	Ono Pharmaceutical Co., Ltd.	10,376,855
284,178	Revance Therapeutics, Inc.*	7,388,628
178,110	Shionogi & Co., Ltd.	9,588,920
4,083,100	Sino Biopharmaceutical Ltd.	4,774,694
87,650	Takeda Pharmaceutical Co., Ltd.	4,942,135
132,048	Teva Pharmaceutical Industries Ltd. ADR	1,822,262

The accompanying notes are an integral part of these financial statements.

75

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Pharmaceuticals - 23.6% - (continued)
170,984	UCB S.A.	$12,446,932

		355,352,919

	Total Common Stocks (cost $1,247,080,212)	$1,454,888,221

	Total Long-Term Investments (cost $1,247,080,212)	$1,454,888,221

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
33,942,792	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(2)	$33,942,792

	Total Short-Term Investments (cost $33,942,792)	$33,942,792

Total Investments (cost $1,281,023,004)	99.0%	$1,488,831,013
Other Assets and Liabilities	1.0%	15,360,495

Total Net Assets	100.0%	$1,504,191,508

The accompanying notes are an integral part of these financial statements.

76

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $5,835,195, which represented 0.4% of total net assets.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

77

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Biotechnology	$386,759,950	$360,025,925	$26,734,025	$—
Drug Retail	21,194,630	21,194,630	—	—
Health Care Distributors	45,092,062	45,092,062	—	—
Health Care Equipment	325,240,777	325,240,777	—	—
Health Care Facilities	37,395,405	37,395,405	—	—
Health Care Services	17,206,554	17,206,554	—	—
Health Care Supplies	9,974,876	9,974,876	—	—
Health Care Technology	26,808,640	26,808,640	—	—
Life Sciences Tools & Services	50,884,552	50,884,552	—	—
Managed Health Care	178,977,856	178,977,856	—	—
Pharmaceuticals	355,352,919	290,454,277	64,898,642	—
Short-Term Investments	33,942,792	33,942,792	—	—

Total	$1,488,831,013	$1,397,198,346	$91,632,667	$—

(1)	For the year ended October 31, 2017, investments valued at $5,348,259 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor; there were no transfers from Level 1 to Level 2 and there were no transfers in and out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

78

The Hartford MidCap Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Automobiles & Components - 1.1%
2,304,316	Harley-Davidson, Inc.	$109,086,319

	Banks - 5.7%
475,303	Cullen/Frost Bankers, Inc.	46,817,345
709,614	East West Bancorp, Inc.	42,463,302
178,273	First Citizens BancShares, Inc. Class A	72,200,565
1,436,087	First Republic Bank	139,874,874
1,099,026	M&T Bank Corp.	183,284,566
806,855	Prosperity Bancshares, Inc.	53,074,922
632,809	South State Corp.	56,984,450

		594,700,024

	Capital Goods - 8.0%
2,582,210	Allison Transmission Holdings, Inc.	109,718,103
1,421,405	Fastenal Co.	66,763,393
1,256,146	HEICO Corp. Class A	95,592,711
1,710,612	IDEX Corp.	219,317,564
1,033,878	Lennox International, Inc.	197,605,102
565,182	Middleby Corp.*	65,504,594
1,173,574	PACCAR, Inc.	84,180,463

		838,681,930

	Commercial & Professional Services - 8.0%
615,587	Cintas Corp.	91,747,086
793,169	Dun & Bradstreet Corp.	92,665,934
718,891	Equifax, Inc.	78,021,240
1,132,670	KAR Auction Services, Inc.	53,609,271
2,008,996	Robert Half International, Inc.	104,005,723
4,871,887	TransUnion*	255,725,349
306,923	UniFirst Corp.	48,340,373
1,502,249	Waste Connections, Inc.	106,163,937

		830,278,913

	Consumer Durables & Apparel - 2.1%
59,141	NVR, Inc.*	194,063,503
2,579,441	Under Armour, Inc. Class C*	29,740,955

		223,804,458

	Consumer Services - 1.4%
1,655,174	Choice Hotels International, Inc.	115,448,387
220,684	Wynn Resorts Ltd.	32,548,683

		147,997,070

	Diversified Financials - 5.1%
326,762	Credit Acceptance Corp.*	93,692,468
678,476	Factset Research Systems, Inc.	128,822,238
1,076,799	Financial Engines, Inc.	38,872,444
459,808	Moody’s Corp.	65,481,257
824,179	MSCI, Inc.	96,725,648
1,166,906	Northern Trust Corp.	109,129,049

		532,723,104

	Energy - 1.3%
470,174	Diamondback Energy, Inc.*	50,383,846
1,052,721	Newfield Exploration Co.*	32,413,280
4,666,983	WPX Energy, Inc.*	52,643,568

		135,440,694

	Food & Staples Retailing - 0.7%
854,329	PriceSmart, Inc.	71,592,770

	Health Care Equipment & Services - 4.4%
547,410	Integra LifeSciences Holdings Corp.*	25,607,840
1,385,629	STERIS plc	129,320,755

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Health Care Equipment & Services - 4.4% - (continued)
521,914	Teleflex, Inc.	$123,683,180
1,019,669	Varian Medical Systems, Inc.*	106,239,313
1,175,110	Veeva Systems, Inc. Class A*	71,611,203

		456,462,291

	Insurance - 5.8%
140,248	Alleghany Corp.*	79,411,222
187,689	Fairfax Financial Holdings Ltd.	98,843,333
2,094,810	FNF Group	78,387,790
188,662	Markel Corp.*	204,566,207
82,695	White Mountains Insurance Group Ltd.	73,528,259
966,698	WR Berkley Corp.	66,296,149

		601,032,960

	Materials - 3.2%
2,581,661	Ball Corp.	110,830,707
1,411,370	Packaging Corp. of America	164,099,990
1,847,990	Silgan Holdings, Inc.	54,053,707

		328,984,404

	Pharmaceuticals, Biotechnology & Life Sciences - 12.4%
1,358,758	Aerie Pharmaceuticals, Inc.*	83,903,307
1,196,446	Agios Pharmaceuticals, Inc.*	76,895,584
2,294,448	Alkermes plc*	111,877,285
573,479	Alnylam Pharmaceuticals, Inc.*	69,872,681
190,592	BeiGene Ltd. ADR*	17,591,642
730,340	Bluebird Bio, Inc.*	101,590,294
2,599,575	Ionis Pharmaceuticals, Inc.*	148,461,728
3,714,480	Ironwood Pharmaceuticals, Inc.*	57,128,702
231,933	Mettler-Toledo International, Inc.*	158,324,424
1,939,052	Neurocrine Biosciences, Inc.*	120,434,520
1,134,344	Sage Therapeutics, Inc.*	71,781,288
991,754	TESARO, Inc.*	114,815,361
1,210,357	Ultragenyx Pharmaceutical, Inc.*	55,785,354
527,247	Waters Corp.*	103,366,774

		1,291,828,944

	Retailing - 1.8%
1,997,062	CarMax, Inc.*	149,979,356
1,012,773	TripAdvisor, Inc.*	37,978,988

		187,958,344

	Semiconductors & Semiconductor Equipment - 2.4%
1,323,398	MKS Instruments, Inc.	143,787,193
1,170,470	Silicon Laboratories, Inc.*	111,077,603

		254,864,796

	Software & Services - 20.9%
2,272,756	Akamai Technologies, Inc.*	118,751,501
1,449,163	Black Knight, Inc.*	65,719,542
1,294,679	Blackbaud, Inc.	131,150,983
784,445	Blackhawk Network Holdings, Inc.*	26,631,908
2,443,301	Cadence Design Systems, Inc.*	105,452,871
201,446	Cimpress N.V.*	21,985,816
451,440	CoStar Group, Inc.*	133,513,380
7,682,613	Genpact Ltd.	233,935,566
2,275,272	Global Payments, Inc.	236,514,524
1,213,911	Guidewire Software, Inc.*	97,088,602
881,256	ServiceNow, Inc.*	111,364,321
3,174,940	Teradata Corp.*	106,201,743
2,160,780	Total System Services, Inc.	155,684,199
1,517,533	Vantiv, Inc. Class A*	106,227,310
2,041,725	VeriSign, Inc.*	219,526,272

The accompanying notes are an integral part of these financial statements.

79

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Software & Services - 20.9% - (continued)
1,366,189	WEX, Inc.*	$168,847,299
1,275,919	Zillow Group, Inc. Class A*	52,708,214
2,234,598	Zillow Group, Inc. Class C*	92,244,205

		2,183,548,256

	Technology Hardware & Equipment - 8.5%
2,704,381	CDW Corp.	189,306,670
2,253,921	CommScope Holding Co., Inc.*	72,441,021
3,247,607	Finisar Corp.*	76,448,669
2,094,593	II-VI, Inc.*	94,675,604
2,411,168	Keysight Technologies, Inc.*	107,706,874
4,109,416	National Instruments Corp.	184,923,720
4,023,539	Trimble, Inc.*	164,482,274

		889,984,832

	Transportation - 4.7%
1,297,156	Alaska Air Group, Inc.	85,651,211
257,181	AMERCO	100,979,548
1,885,748	Genesee & Wyoming, Inc. Class A*	135,358,991
5,214,050	JetBlue Airways Corp.*	99,849,057
1,964,218	Spirit Airlines, Inc.*	72,852,846

		494,691,653

	Utilities - 2.0%
588,409	Black Hills Corp.	38,399,571
1,051,511	NiSource, Inc.	27,728,345
2,883,410	UGI Corp.	138,000,003

		204,127,919

	Total Common Stocks (cost $7,889,199,905)	$10,377,789,681

	Total Long-Term Investments (cost $7,889,199,905)	$10,377,789,681

SHORT-TERM INVESTMENTS - 0.5%
	Other Investment Pools & Funds - 0.5%
54,819,068	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(1)	54,819,068

	Total Short-Term Investments (cost $54,819,068)	$54,819,068

Total Investments (cost $7,944,018,973)	100.0%	$10,432,608,749
Other Assets and Liabilities	0.0%	(2,531,858)

Total Net Assets	100.0%	$10,430,076,891

The accompanying notes are an integral part of these financial statements.

80

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

81

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$109,086,319	$109,086,319	$—	$—
Banks	594,700,024	594,700,024	—	—
Capital Goods	838,681,930	838,681,930	—	—
Commercial & Professional Services	830,278,913	830,278,913	—	—
Consumer Durables & Apparel	223,804,458	223,804,458	—	—
Consumer Services	147,997,070	147,997,070	—	—
Diversified Financials	532,723,104	532,723,104	—	—
Energy	135,440,694	135,440,694	—	—
Food & Staples Retailing	71,592,770	71,592,770	—	—
Health Care Equipment & Services	456,462,291	456,462,291	—	—
Insurance	601,032,960	601,032,960	—	—
Materials	328,984,404	328,984,404	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,291,828,944	1,291,828,944	—	—
Retailing	187,958,344	187,958,344	—	—
Semiconductors & Semiconductor Equipment	254,864,796	254,864,796	—	—
Software & Services	2,183,548,256	2,183,548,256	—	—
Technology Hardware & Equipment	889,984,832	889,984,832	—	—
Transportation	494,691,653	494,691,653	—	—
Utilities	204,127,919	204,127,919	—	—
Short-Term Investments	54,819,068	54,819,068	—	—

Total	$10,432,608,749	$10,432,608,749	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

82

The Hartford MidCap Value Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3%
	Automobiles & Components - 1.7%
366,313	Goodyear Tire & Rubber Co.	$11,205,515

	Banks - 12.1%
143,037	Bank of the Ozarks, Inc.	6,668,385
226,520	Comerica, Inc.	17,797,677
428,863	FNB Corp.	5,785,362
130,811	IBERIABANK Corp.	9,647,311
175,769	MB Financial, Inc.	8,074,828
146,632	Provident Financial Services, Inc.	3,988,390
73,192	South State Corp.	6,590,940
283,297	Sterling Bancorp	7,096,590
127,210	Western Alliance Bancorp*	7,098,318
193,929	Zions Bancorp	9,009,941

		81,757,742

	Capital Goods - 8.7%
30,710	Generac Holdings, Inc.*	1,599,684
110,499	Granite Construction, Inc.	7,037,681
78,580	Hubbell, Inc.	9,886,936
408,087	Milacron Holdings Corp.*	7,325,162
93,686	Moog, Inc. Class A*	8,221,883
781,295	Sanwa Holdings Corp.	9,797,665
163,774	Sensata Technologies Holding N.V.*	8,010,186
109,168	WESCO International, Inc.*	6,893,959

		58,773,156

	Commercial & Professional Services - 2.0%
157,992	Clean Harbors, Inc.*	8,454,152
43,564	Dun & Bradstreet Corp.	5,089,582

		13,543,734

	Consumer Durables & Apparel - 2.8%
218,396	D.R. Horton, Inc.	9,655,287
5,970,723	Global Brands Group Holding Ltd.*	696,676
45,094	Lennar Corp. Class A	2,510,383
129,697	Toll Brothers, Inc.	5,971,250

		18,833,596

	Consumer Services - 0.9%
105,004	Norwegian Cruise Line Holdings Ltd.*	5,853,973

	Energy - 6.7%
182,221	Delek U.S. Holdings, Inc.	4,746,857
185,252	Diamondback Energy, Inc.*	19,851,604
73,264	Energen Corp.*	3,787,749
405,444	Laredo Petroleum, Inc.*	4,832,893
386,272	Newfield Exploration Co.*	11,893,315

		45,112,418

	Food, Beverage & Tobacco - 2.3%
45,640	Ingredion, Inc.	5,720,974
118,300	Post Holdings, Inc.*	9,810,619

		15,531,593

	Health Care Equipment & Services - 4.5%
231,175	Acadia Healthcare Co., Inc.*	7,249,648
400,383	Brookdale Senior Living, Inc.*	4,015,841
173,721	Envision Healthcare Corp.*	7,400,515
125,770	STERIS plc	11,738,114

		30,404,118

	Insurance - 11.1%
51,889	Assurant, Inc.	5,222,628
335,558	CNO Financial Group, Inc.	8,043,325

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Insurance - 11.1% - (continued)
67,622	Hanover Insurance Group, Inc.	$6,652,652
452,454	Jardine Lloyd Thompson Group plc	7,830,076
784,509	Lancashire Holdings Ltd.	7,830,221
110,923	Reinsurance Group of America, Inc.	16,569,678
194,104	Unum Group	10,101,172
315,278	XL Group Ltd.	12,759,301

		75,009,053

	Materials - 7.8%
101,460	Alcoa Corp.*	4,847,759
35,488	Bemis Co., Inc.	1,597,670
105,626	Cabot Corp.	6,438,961
114,039	Celanese Corp. Series A	11,895,408
75,418	Crown Holdings, Inc.*	4,537,901
119,376	Louisiana-Pacific Corp.*	3,244,640
116,994	Reliance Steel & Aluminum Co.	8,989,819
127,326	Westlake Chemical Corp.	10,811,250

		52,363,408

	Media - 0.3%
42,853	John Wiley & Sons, Inc. Class A	2,341,916

	Real Estate - 8.5%
98,959	American Assets Trust, Inc. REIT	3,838,620
222,072	Corporate Office Properties Trust REIT	7,090,759
97,093	Equity LifeStyle Properties, Inc. REIT	8,590,789
65,075	Extra Space Storage, Inc. REIT	5,309,469
136,080	Forest City Realty Trust, Inc. Class A, REIT	3,351,650
24,009	LaSalle Hotel Properties REIT	677,294
59,760	Life Storage, Inc. REIT	4,829,803
85,382	PS Business Parks, Inc. REIT	11,298,600
500,600	STORE Capital Corp. REIT	12,359,814

		57,346,798

	Retailing - 0.3%
41,689	Camping World Holdings, Inc. Class A	1,751,772

	Semiconductors & Semiconductor Equipment - 5.4%
85,400	Axcelis Technologies, Inc.*	2,809,660
280,044	Microsemi Corp.*	14,945,948
237,373	Silicon Motion Technology Corp. ADR	11,493,601
158,724	Teradyne, Inc.	6,807,672

		36,056,881

	Software & Services - 4.0%
239,860	Booz Allen Hamilton Holding Corp.	9,064,309
214,470	SS&C Technologies Holdings, Inc.	8,621,694
83,178	VeriSign, Inc.*	8,943,299

		26,629,302

	Technology Hardware & Equipment - 8.1%
172,011	Acacia Communications, Inc.*	7,277,786
221,043	Arrow Electronics, Inc.*	18,476,984
175,381	CommScope Holding Co., Inc.*	5,636,745
90,671	Harris Corp.	12,632,284
242,109	Keysight Technologies, Inc.*	10,815,009

		54,838,808

	Telecommunication Services - 1.2%
127,846	Millicom International Cellular S.A.	8,175,738

	Transportation - 4.7%
144,456	Genesee & Wyoming, Inc. Class A*	10,369,052
249,820	JetBlue Airways Corp.*	4,784,053
322,588	Knight-Swift Transportation Holdings, Inc.*	13,371,273

The accompanying notes are an integral part of these financial statements.

83

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Transportation - 4.7% - (continued)
115,665	Schneider National, Inc. Class B	$3,029,266

		31,553,644

	Utilities - 5.2%
289,169	Alliant Energy Corp.	12,509,451
204,222	Great Plains Energy, Inc.	6,704,608
327,930	UGI Corp.	15,694,730

		34,908,789

	Total Common Stocks (cost $555,591,385)	$661,991,954

	Total Long-Term Investments (cost $555,591,385)	$661,991,954

SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
10,584,673	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(1)	10,584,673

	Total Short-Term Investments (cost $10,584,673)	$10,584,673

Total Investments (cost $566,176,058)	99.9%	$672,576,627
Other Assets and Liabilities	0.1%	457,160

Total Net Assets	100.0%	$673,033,787

The accompanying notes are an integral part of these financial statements.

84

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

85

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$11,205,515	$11,205,515	$—	$—
Banks	81,757,742	81,757,742	—	—
Capital Goods	58,773,156	48,975,491	9,797,665	—
Commercial & Professional Services	13,543,734	13,543,734	—	—
Consumer Durables & Apparel	18,833,596	18,136,920	696,676	—
Consumer Services	5,853,973	5,853,973	—	—
Energy	45,112,418	45,112,418	—	—
Food, Beverage & Tobacco	15,531,593	15,531,593	—	—
Health Care Equipment & Services	30,404,118	30,404,118	—	—
Insurance	75,009,053	75,009,053	—	—
Materials	52,363,408	52,363,408	—	—
Media	2,341,916	2,341,916	—	—
Real Estate	57,346,798	57,346,798	—	—
Retailing	1,751,772	1,751,772	—	—
Semiconductors & Semiconductor Equipment	36,056,881	36,056,881	—	—
Software & Services	26,629,302	26,629,302	—	—
Technology Hardware & Equipment	54,838,808	54,838,808	—	—
Telecommunication Services	8,175,738	—	8,175,738	—
Transportation	31,553,644	31,553,644	—	—
Utilities	34,908,789	34,908,789	—	—
Short-Term Investments	10,584,673	10,584,673	—	—

Total	$672,576,627	$653,906,548	$18,670,079	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

86

Hartford Small Cap Core Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3%
	Automobiles & Components - 0.6%
4,386	Cooper-Standard Holdings, Inc.*	$488,951
7,260	Fox Factory Holding Corp.*	308,913
967	LCI Industries	119,715

		917,579

	Banks - 10.0%
52,763	Banco Latinoamericano de Comercio Exterior S.A. ADR	1,478,947
27,823	Berkshire Hills Bancorp, Inc.	1,065,621
11,900	Cathay General Bancorp	497,420
28,133	Customers Bancorp, Inc.*	769,156
16,920	Essent Group Ltd.*	721,130
24,721	Fidelity Southern Corp.	542,132
291,764	First BanCorp*	1,502,585
8,391	First Merchants Corp.	360,813
21,481	Flagstar Bancorp, Inc.*	802,745
32,252	Green Bancorp, Inc.*	714,382
8,815	Hancock Holding Co.	429,731
6,910	Heritage Financial Corp.	210,755
17,400	Hope Bancorp, Inc.	321,030
16,347	IBERIABANK Corp.	1,205,591
2,641	LendingTree, Inc.*	707,920
63,345	MGIC Investment Corp.*	905,833
7,706	NMI Holdings, Inc. Class A*	112,122
45,917	Popular, Inc.	1,684,236
30,822	Radian Group, Inc.	646,029
18,593	Walker & Dunlop, Inc.*	1,020,570

		15,698,748

	Capital Goods - 9.7%
2,760	Alamo Group, Inc.	291,180
10,860	American Railcar Industries, Inc.	432,228
6,557	American Woodmark Corp.*	633,406
6,188	Applied Industrial Technologies, Inc.	393,866
12,098	Argan, Inc.	831,737
6,611	Barnes Group, Inc.	430,310
10,100	Briggs & Stratton Corp.	254,520
14,000	Caesarstone Ltd.*	396,200
10,622	CAI International, Inc.*	393,226
7,111	Comfort Systems USA, Inc.	315,017
26,473	Continental Building Products, Inc.*	706,829
10,654	EMCOR Group, Inc.	857,754
5,765	Encore Wire Corp.	260,290
8,659	Generac Holdings, Inc.*	451,047
24,639	Harsco Corp.*	523,579
3,000	Hyster-Yale Materials Handling, Inc.	235,470
3,658	Kadant, Inc.	415,549
10,144	LB Foster Co. Class A	252,586
28,854	Meritor, Inc.*	750,493
4,260	Patrick Industries, Inc.*	396,180
10,669	Primoris Services Corp.	301,613
13,627	Proto Labs, Inc.*	1,188,956
9,462	Raven Industries, Inc.	318,396
15,783	Rush Enterprises, Inc. Class A*	801,461
24,430	Sleep Number Corp.*	793,975
18,629	Trex Co., Inc.*	2,038,944
21,415	Wabash National Corp.	481,837

		15,146,649

	Commercial & Professional Services - 3.6%
3,073	Barrett Business Services, Inc.	186,808
11,817	Brink’s Co.	899,274

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Commercial & Professional Services - 3.6% - (continued)
23,189	Ennis, Inc.	$467,258
37,737	Essendant, Inc.	365,294
15,216	Herman Miller, Inc.	511,258
46,869	Quad/Graphics, Inc.	1,068,145
58,471	RPX Corp.*	761,292
26,442	TriNet Group, Inc.*	918,066
17,903	TrueBlue, Inc.*	485,171

		5,662,566

	Consumer Durables & Apparel - 2.1%
6,034	CSS Industries, Inc.	180,899
10,354	Deckers Outdoor Corp.*	706,557
79,706	Hovnanian Enterprises, Inc. Class A*	192,889
11,985	iRobot Corp.*	805,272
11,769	Movado Group, Inc.	326,001
8,815	Sturm Ruger & Co., Inc.	436,783
11,497	Wolverine World Wide, Inc.	313,868
22,067	ZAGG, Inc.*	345,349

		3,307,618

	Consumer Services - 5.6%
3,303	Adtalem Global Education, Inc.	122,046
19,512	American Public Education, Inc.*	390,240
3,004	Buffalo Wild Wings, Inc.*	355,073
37,300	Caesars Entertainment Corp.*	483,035
19,459	Capella Education Co.	1,584,935
9,108	Dave & Buster’s Entertainment, Inc.*	439,006
10,285	Grand Canyon Education, Inc.*	920,610
24,649	International Speedway Corp. Class A	957,614
17,647	K12, Inc.*	286,234
26,180	Ruth’s Hospitality Group, Inc.	552,398
45,572	Scientific Games Corp. Class A*	2,169,227
10,829	Weight Watchers International, Inc.*	486,439

		8,746,857

	Diversified Financials - 6.2%
27,536	AG Mortgage Investment Trust, Inc. REIT	517,952
47,074	Apollo Commercial Real Estate Finance, Inc. REIT	850,627
14,472	ARMOUR Residential, Inc. REIT	362,524
23,635	Chimera Investment Corp. REIT	432,521
7,551	Evercore, Inc. Class A	604,835
14,837	Green Dot Corp. Class A*	840,071
40,728	Invesco Mortgage Capital, Inc. REIT	701,336
9,295	Moelis & Co. Class A	397,361
21,722	MTGE Investment Corp. REIT	393,168
15,825	Nelnet, Inc. Class A	926,396
67,065	New York Mortgage Trust, Inc. REIT	404,402
68,241	PennyMac Mortgage Investment Trust REIT	1,095,950
28,139	Redwood Trust, Inc. REIT	442,064
90,555	Two Harbors Investment Corp. REIT	887,439
29,307	Western Asset Mortgage Capital Corp. REIT	295,121
5,384	World Acceptance Corp.*	471,100

		9,622,867

	Energy - 2.5%
21,429	CVR Energy, Inc.	588,226
1,584	Delek U.S. Holdings, Inc.	41,263
17,936	Exterran Corp.*	578,795
129,505	Northern Oil and Gas, Inc.*	103,604
20,791	Par Pacific Holdings, Inc.*	436,403
6,018	Renewable Energy Group, Inc.*	72,818

The accompanying notes are an integral part of these financial statements.

87

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Energy - 2.5% - (continued)
10,775	REX American Resources Corp.*	$950,140
24,096	Stone Energy Corp.*	708,904
144,742	W&T Offshore, Inc.*	453,042
30,607	Westmoreland Coal Co.*	53,103

		3,986,298

	Food & Staples Retailing - 0.1%
9,034	SUPERVALU, Inc.*	147,164

	Food, Beverage & Tobacco - 2.5%
12,070	Fresh Del Monte Produce, Inc.	537,236
11,377	John B Sanfilippo & Son, Inc.	669,536
7,137	National Beverage Corp.	698,712
6,838	Sanderson Farms, Inc.	1,022,760
13,086	Universal Corp.	750,482
7,423	Vector Group Ltd.	154,250

		3,832,976

	Health Care Equipment & Services - 5.3%
16,612	AngioDynamics, Inc.*	281,906
3,703	Chemed Corp.	827,361
8,794	Globus Medical, Inc. Class A*	280,265
9,839	HealthEquity, Inc.*	494,114
5,206	Integer Holdings Corp.*	253,011
18,130	Lantheus Holdings, Inc.*	360,787
3,600	LeMaitre Vascular, Inc.	115,236
23,854	Masimo Corp.*	2,093,427
46,425	OraSure Technologies, Inc.*	916,894
18,284	Quality Systems, Inc.*	257,256
39,396	Triple-S Management Corp. Class B*	945,898
7,592	WellCare Health Plans, Inc.*	1,501,242

		8,327,397

	Household & Personal Products - 1.4%
10,051	Medifast, Inc.	627,182
11,618	Nu Skin Enterprises, Inc. Class A	739,021
11,710	USANA Health Sciences, Inc.*	769,347

		2,135,550

	Insurance - 4.3%
50,924	Ambac Financial Group, Inc.*	829,043
24,495	American Equity Investment Life Holding Co.	722,847
39,387	Assured Guaranty Ltd.	1,461,258
22,420	CNO Financial Group, Inc.	537,407
30,100	Greenlight Capital Re Ltd. Class A*	663,705
5,476	HCI Group, Inc.	205,131
13,051	Health Insurance Innovations, Inc. Class A*	280,597
104,268	Maiden Holdings Ltd.	860,211
36,327	Third Point Reinsurance Ltd.*	606,661
23,112	Universal Insurance Holdings, Inc.	551,221

		6,718,081

	Materials - 4.3%
33,946	Chemours Co.	1,921,683
38,590	Cleveland-Cliffs, Inc.*	229,997
41,210	Domtar Corp.	1,950,057
15,238	Innophos Holdings, Inc.	745,595
17,843	Kronos Worldwide, Inc.	469,449
17,761	Louisiana-Pacific Corp.*	482,744
24,235	Mercer International, Inc.	356,255
6,935	Stepan Co.	553,829
2,655	Tronox Ltd. Class A	70,278

		6,779,887

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Media - 0.7%
70,322	Gannett Co., Inc.	$611,801
12,143	Scholastic Corp.	448,563

		1,060,364

	Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
51,575	Akebia Therapeutics, Inc.*	936,086
9,304	BioSpecifics Technologies Corp.*	425,844
32,605	Calithera Biosciences, Inc.*	524,941
46,979	Conatus Pharmaceuticals, Inc.*	215,634
94,688	Corcept Therapeutics, Inc.*	1,864,407
37,396	Cytokinetics, Inc.*	510,455
34,693	CytomX Therapeutics, Inc.*	693,860
6,292	Eagle Pharmaceuticals, Inc.*	338,195
8,123	Esperion Therapeutics, Inc.*	371,546
57,220	Exelixis, Inc.*	1,418,484
7,116	FibroGen, Inc.*	397,429
75,677	ImmunoGen, Inc.*	438,927
31,800	Immunomedics, Inc.*	340,896
91,557	Innoviva, Inc.*	1,120,658
18,746	Luminex Corp.	400,227
76,637	MiMedx Group, Inc.*	971,757
30,379	Momenta Pharmaceuticals, Inc.*	428,344
279,167	PDL BioPharma, Inc.*	826,334
46,884	Pieris Pharmaceuticals, Inc.*	236,764
12,252	PRA Health Sciences, Inc.*	997,680
31,814	Supernus Pharmaceuticals, Inc.*	1,323,462
6,300	Versartis, Inc.*	11,340

		14,793,270

	Real Estate - 8.0%
23,152	Altisource Residential Corp. REIT	247,032
80,335	Ashford Hospitality Trust, Inc. REIT	564,755
110,516	Brandywine Realty Trust REIT	1,932,925
25,465	CareTrust, Inc. REIT	481,289
108,077	CBL & Associates Properties, Inc. REIT	847,324
15,802	DiamondRock Hospitality Co. REIT	171,610
32,022	Forestar Group, Inc.*	569,992
11,481	Franklin Street Properties Corp. REIT	114,810
16,113	Global Net Lease, Inc. REIT	348,041
23,691	Government Properties Income Trust REIT	430,465
9,900	Hospitality Properties Trust REIT	282,942
22,300	Independence Realty Trust, Inc. REIT	226,345
7,340	Jernigan Capital, Inc. REIT	150,617
25,800	Kite Realty Group Trust REIT	482,202
57,060	Lexington Realty Trust REIT	577,447
42,300	Mack-Cali Realty Corp. REIT	963,171
22,844	Piedmont Office Realty Trust, Inc. Class A, REIT	441,803
21,415	Ramco-Gershenson Properties Trust REIT	270,471
19,584	RLJ Lodging Trust REIT	424,189
83,809	Select Income REIT	2,024,825
15,600	Summit Hotel Properties, Inc. REIT	246,636
30,095	Xenia Hotels & Resorts, Inc. REIT	654,867

		12,453,758

	Retailing - 3.7%
7,046	Aaron’s, Inc.	259,293
9,300	Big 5 Sporting Goods Corp.	59,055
7,796	Big Lots, Inc.	400,013
39,165	Buckle, Inc.	644,264
23,307	Cato Corp. Class A	299,728
7,200	Children’s Place, Inc.	783,360
9,845	Five Below, Inc.*	543,936

The accompanying notes are an integral part of these financial statements.

88

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Retailing - 3.7% - (continued)
13,792	Francescas Holdings Corp.*	$89,234
21,641	Hibbett Sports, Inc.*	277,005
16,195	Nutrisystem, Inc.	808,940
26,344	PetMed Express, Inc.	931,524
4,755	RH*	427,570
45,533	Vitamin Shoppe, Inc.*	209,452

		5,733,374

	Semiconductors & Semiconductor Equipment - 5.8%
19,647	Advanced Energy Industries, Inc.*	1,664,494
8,427	Ambarella, Inc.*	475,620
40,754	Amkor Technology, Inc.*	471,524
4,700	Cirrus Logic, Inc.*	263,200
16,800	Entegris, Inc.	550,200
35,730	FormFactor, Inc.*	650,286
2,800	MKS Instruments, Inc.	304,220
7,085	Nanometrics, Inc.*	200,293
106,646	Photronics, Inc.*	1,034,466
26,255	Rudolph Technologies, Inc.*	728,576
47,727	Teradyne, Inc.	2,047,011
27,176	Ultra Clean Holdings, Inc.*	693,531

		9,083,421

	Software & Services - 5.6%
21,723	Appfolio, Inc. Class A*	997,086
18,051	Blucora, Inc.*	391,707
56,257	Everi Holdings, Inc.*	466,371
25,780	MAXIMUS, Inc.	1,712,565
39,917	Net 1 UEPS Technologies, Inc.*	364,442
3,201	NIC, Inc.	54,417
18,104	Paycom Software, Inc.*	1,488,149
15,455	Progress Software Corp.	654,210
12,293	Shutterstock, Inc.*	479,304
3,778	Stamps.com, Inc.*	847,783
17,937	Sykes Enterprises, Inc.*	519,097
11,338	TeleTech Holdings, Inc.	472,228
13,534	Web.com Group, Inc.*	326,169

		8,773,528

	Technology Hardware & Equipment - 3.5%
4,361	Benchmark Electronics, Inc.*	134,973
25,348	Control4 Corp.*	746,499
66,956	Extreme Networks, Inc.*	803,472
17,948	KEMET Corp.*	461,084
9,496	Methode Electronics, Inc.	445,362
50,669	Sanmina Corp.*	1,658,143
54,776	Vishay Intertechnology, Inc.	1,218,766

		5,468,299

	Telecommunication Services - 1.4%
5,292	ATN International, Inc.	287,303
40,590	Boingo Wireless, Inc.*	948,994
34,992	Telephone & Data Systems, Inc.	1,020,017

		2,256,314

	Transportation - 1.5%
41,460	Hawaiian Holdings, Inc.*	1,388,910
7,400	Knight-Swift Transportation Holdings, Inc.*	306,730
9,134	Saia, Inc.*	591,883

		2,287,523

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Utilities - 1.4%
10,960	El Paso Electric Co.	$630,200
20,058	ONE Gas, Inc.	1,544,065

		2,174,265

	Total Common Stocks (cost $125,259,881)	$155,114,353

	Total Long-Term Investments (cost $125,259,881)	$155,114,353

SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
1,218,397	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(1)	$1,218,397

	Total Short-Term Investments (cost $1,218,397)	$1,218,397

Total Investments (cost $126,478,278)	100.1%	$156,332,750
Other Assets and Liabilities	(0.1)%	(173,297)

Total Net Assets	100.0%	$156,159,453

The accompanying notes are an integral part of these financial statements.

89

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

90

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$917,579	$917,579	$—	$—
Banks	15,698,748	15,698,748	—	—
Capital Goods	15,146,649	15,146,649	—	—
Commercial & Professional Services	5,662,566	5,662,566	—	—
Consumer Durables & Apparel	3,307,618	3,307,618	—	—
Consumer Services	8,746,857	8,746,857	—	—
Diversified Financials	9,622,867	9,622,867	—	—
Energy	3,986,298	3,986,298	—	—
Food & Staples Retailing	147,164	147,164	—	—
Food, Beverage & Tobacco	3,832,976	3,832,976	—	—
Health Care Equipment & Services	8,327,397	8,327,397	—	—
Household & Personal Products	2,135,550	2,135,550	—	—
Insurance	6,718,081	6,718,081	—	—
Materials	6,779,887	6,779,887	—	—
Media	1,060,364	1,060,364	—	—
Pharmaceuticals, Biotechnology & Life Sciences	14,793,270	14,793,270	—	—
Real Estate	12,453,758	12,453,758	—	—
Retailing	5,733,374	5,733,374	—	—
Semiconductors & Semiconductor Equipment	9,083,421	9,083,421	—	—
Software & Services	8,773,528	8,773,528	—	—
Technology Hardware & Equipment	5,468,299	5,468,299	—	—
Telecommunication Services	2,256,314	2,256,314	—	—
Transportation	2,287,523	2,287,523	—	—
Utilities	2,174,265	2,174,265	—	—
Short-Term Investments	1,218,397	1,218,397	—	—

Total	$156,332,750	$156,332,750	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

91

The Hartford Small Cap Growth Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3%
	Automobiles & Components - 1.9%
156,490	Cooper Tire & Rubber Co.	$5,132,872
5,635	Cooper-Standard Holdings, Inc.*	628,190
5,706	LCI Industries	706,403
183,407	Tenneco, Inc.	10,657,781
59,402	Visteon Corp.*	7,487,028

		24,612,274

	Banks - 3.3%
48,601	Essent Group Ltd.*	2,071,375
104,101	FCB Financial Holdings, Inc. Class A*	4,861,517
138,203	First Busey Corp.	4,300,877
133,050	First Hawaiian, Inc.	3,890,382
125,798	Great Western Bancorp, Inc.	5,106,141
91,100	IBERIABANK Corp.	6,718,625
4,119	LendingTree, Inc.*	1,104,098
496,475	MGIC Investment Corp.*	7,099,593
303,608	Sterling Bancorp	7,605,380
20,454	Walker & Dunlop, Inc.*	1,122,720

		43,880,708

	Capital Goods - 9.9%
179,625	AAON, Inc.	6,286,875
27,019	Aerojet Rocketdyne Holdings, Inc.*	853,260
199,152	Altra Industrial Motion Corp.	9,539,381
104,736	American Woodmark Corp.*	10,117,498
14,823	Applied Industrial Technologies, Inc.	943,484
18,463	Argan, Inc.	1,269,331
131,224	Armstrong World Industries, Inc.*	6,705,546
125,093	AZZ, Inc.	5,979,445
15,181	Barnes Group, Inc.	988,131
35,055	Caesarstone Ltd.*	992,057
71,339	Continental Building Products, Inc.*	1,904,751
20,395	EMCOR Group, Inc.	1,642,001
7,434	Encore Wire Corp.	335,645
67,629	Esterline Technologies Corp.*	6,414,611
218,789	Generac Holdings, Inc.*	11,396,719
25,974	Global Brass & Copper Holdings, Inc.	909,090
821	Greenbrier Cos., Inc.	42,856
81,262	HEICO Corp. Class A	6,184,038
11,837	Hyster-Yale Materials Handling, Inc.	929,086
167,914	ITT, Inc.	7,831,509
184,903	JELD-WEN Holding, Inc.*	6,819,223
106,966	Meritor, Inc.*	2,782,186
243,255	Milacron Holdings Corp.*	4,366,427
259,746	Rexnord Corp.*	6,628,718
88,728	SiteOne Landscape Supply, Inc.*	5,635,115
47,800	Sleep Number Corp.*	1,553,500
67,979	Teledyne Technologies, Inc.*	11,553,711
37,630	Trex Co., Inc.*	4,118,604
3,208	Universal Forest Products, Inc.	362,183
44,993	Wabash National Corp.	1,012,343
181,331	Welbilt, Inc.*	4,000,162

		130,097,486

	Commercial & Professional Services - 5.2%
175,923	Advanced Disposal Services, Inc.*	4,384,001
110,902	Brink’s Co.	8,439,642
139,778	Deluxe Corp.	9,735,538
122,034	Exponent, Inc.	9,012,211
86,169	GP Strategies Corp.*	2,503,209
75,419	Herman Miller, Inc.	2,534,078
103,933	Huron Consulting Group, Inc.*	3,803,948

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Commercial & Professional Services - 5.2% - (continued)
19,003	MSA Safety, Inc.	$1,510,739
21,500	National Vision Holdings, Inc.*	619,200
152,750	On Assignment, Inc.*	9,351,355
58,001	Quad/Graphics, Inc.	1,321,843
82,173	RPX Corp.*	1,069,892
53,523	Steelcase, Inc. Class A	778,760
56,585	TriNet Group, Inc.*	1,964,631
26,348	TrueBlue, Inc.*	714,031
110,740	Viad Corp.	6,428,457
77,881	WageWorks, Inc.*	4,964,914

		69,136,449

	Consumer Durables & Apparel - 4.2%
97,999	Carter’s, Inc.	9,479,443
18,661	Deckers Outdoor Corp.*	1,273,427
17,620	iRobot Corp.*	1,183,888
23,858	La-Z-Boy, Inc.	642,973
49,581	MDC Holdings, Inc.	1,836,480
111,805	Oxford Industries, Inc.	7,222,603
261,926	Steven Madden Ltd.*	10,215,114
22,560	Sturm Ruger & Co., Inc.	1,117,848
181,818	TopBuild Corp.*	11,998,170
372,604	Wolverine World Wide, Inc.	10,172,089

		55,142,035

	Consumer Services - 4.6%
10,964	Adtalem Global Education, Inc.	405,120
23,700	American Public Education, Inc.*	474,000
282,183	Bloomin’ Brands, Inc.	5,017,214
15,911	Brinker International, Inc.	488,786
5,880	Buffalo Wild Wings, Inc.*	695,016
72,259	Caesars Entertainment Corp.*	935,754
21,391	Capella Education Co.	1,742,297
35,549	Dave & Buster’s Entertainment, Inc.*	1,713,462
8,722	Domino’s Pizza, Inc.	1,596,126
162,123	Dunkin’ Brands Group, Inc.	9,576,606
27,709	Grand Canyon Education, Inc.*	2,480,233
376,667	La Quinta Holdings, Inc.*	6,636,872
71,810	Marriott Vacations Worldwide Corp.	9,451,632
110,365	Papa John’s International, Inc.	7,510,338
34,619	Scientific Games Corp. Class A*	1,647,864
19,296	Sotheby’s*	999,919
4,899	Strayer Education, Inc.	459,183
6,079	Texas Roadhouse, Inc.	304,011
22,573	Weight Watchers International, Inc.*	1,013,979
240,320	Wingstop, Inc.	8,139,638

		61,288,050

	Diversified Financials - 1.7%
131,895	Evercore, Inc. Class A	10,564,789
179,904	Financial Engines, Inc.	6,494,534
40,869	Green Dot Corp. Class A*	2,314,003
34,524	Moelis & Co. Class A	1,475,901
66,154	OneMain Holdings, Inc.*	2,101,713

		22,950,940

	Energy - 1.2%
33,365	CVR Energy, Inc.	915,869
104,900	PDC Energy, Inc.*	5,342,557
266,187	ProPetro Holding Corp.*	4,054,028
15,558	REX American Resources Corp.*	1,371,904

The accompanying notes are an integral part of these financial statements.

92

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Energy - 1.2% - (continued)
265,152	WildHorse Resource Development Corp.*	$3,449,628

		15,133,986

	Food & Staples Retailing - 1.1%
58,670	Casey’s General Stores, Inc.	6,721,822
93,434	PriceSmart, Inc.	7,829,769

		14,551,591

	Food, Beverage & Tobacco - 1.8%
10,314	Boston Beer Co., Inc. Class A*	1,836,408
23,474	Fresh Del Monte Produce, Inc.	1,044,828
462,545	Hostess Brands, Inc.*	5,333,144
18,923	National Beverage Corp.	1,852,562
77,812	Pilgrim’s Pride Corp.*	2,472,865
51,392	Post Holdings, Inc.*	4,261,938
10,722	Sanderson Farms, Inc.	1,603,689
81,626	TreeHouse Foods, Inc.*	5,418,334

		23,823,768

	Health Care Equipment & Services - 9.5%
149,603	Anika Therapeutics, Inc.*	8,172,812
231,034	AtriCure, Inc.*	4,953,369
10,668	Atrion Corp.	7,015,810
204,524	Cardiovascular Systems, Inc.*	4,922,893
16,139	Chemed Corp.	3,605,937
302,747	Globus Medical, Inc. Class A*	9,648,547
24,440	HealthEquity, Inc.*	1,227,377
206,824	HMS Holdings Corp.*	3,979,294
54,931	ICU Medical, Inc.*	10,497,314
14,859	Inogen, Inc.*	1,470,001
142,880	Integra LifeSciences Holdings Corp.*	6,683,926
47,432	Lantheus Holdings, Inc.*	943,897
10,803	LHC Group, Inc.*	721,748
6,234	Magellan Health, Inc.*	531,760
39,256	Masimo Corp.*	3,445,107
116,882	Medidata Solutions, Inc.*	8,793,033
17,920	Molina Healthcare, Inc.*	1,215,514
293,784	Natus Medical, Inc.*	12,456,442
186,068	Omnicell, Inc.*	9,266,186
39,085	OraSure Technologies, Inc.*	771,929
161,914	Orthofix International N.V.*	8,699,639
62,805	Quality Systems, Inc.*	883,666
11,638	Quidel Corp.*	476,576
57,050	Triple-S Management Corp. Class B*	1,369,770
71,491	U.S. Physical Therapy, Inc.	4,857,813
41,911	WellCare Health Plans, Inc.*	8,287,481

		124,897,841

	Household & Personal Products - 0.3%
26,470	Medifast, Inc.	1,651,728
28,702	USANA Health Sciences, Inc.*	1,885,721

		3,537,449

	Insurance - 1.0%
91,543	Ambac Financial Group, Inc.*	1,490,320
45,184	American Equity Investment Life Holding Co.	1,333,380
47,625	Greenlight Capital Re Ltd. Class A*	1,050,131
24,985	Health Insurance Innovations, Inc. Class A*	537,178
145,300	James River Group Holdings Ltd.	6,149,096
143,022	Maiden Holdings Ltd.	1,179,932
50,191	Universal Insurance Holdings, Inc.	1,197,055

		12,937,092

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Materials - 4.0%
162,883	Boise Cascade Co.*	$5,774,202
28,014	Chemours Co.	1,585,872
65,300	Cleveland-Cliffs, Inc.*	389,188
503,816	Graphic Packaging Holding Co.	7,804,110
19,546	Ingevity Corp.*	1,392,262
13,238	KMG Chemicals, Inc.	729,811
17,979	Koppers Holdings, Inc.*	872,880
19,019	Kronos Worldwide, Inc.	500,390
340,460	Louisiana-Pacific Corp.*	9,253,703
460,537	OMNOVA Solutions, Inc.*	5,088,934
250,255	PolyOne Corp.	11,529,248
17,873	Stepan Co.	1,427,338
204,096	Summit Materials, Inc. Class A*	6,408,614

		52,756,552

	Media - 0.1%
11,279	MSG Networks, Inc. Class A*	195,691
36,575	New York Times Co. Class A	698,582

		894,273

	Pharmaceuticals, Biotechnology & Life Sciences - 12.7%
127,077	Abeona Therapeutics, Inc.*	2,281,032
97,172	Aerie Pharmaceuticals, Inc.*	6,000,371
39,193	Agios Pharmaceuticals, Inc.*	2,518,934
75,906	Akebia Therapeutics, Inc.*	1,377,694
579,275	Amicus Therapeutics, Inc.*	8,248,876
354,370	Aratana Therapeutics, Inc.*	2,030,540
113,700	Arena Pharmaceuticals, Inc.*	3,187,011
78,579	Axovant Sciences Ltd.*	411,754
27,192	BioSpecifics Technologies Corp.*	1,244,578
54,204	Bluebird Bio, Inc.*	7,539,776
115,092	Blueprint Medicines Corp.*	7,644,411
229,888	Calithera Biosciences, Inc.*	3,701,197
15,027	Cambrex Corp.*	649,918
246,586	Catalent, Inc.*	10,502,098
164,204	Coherus Biosciences, Inc.*	1,847,295
111,736	Corcept Therapeutics, Inc.*	2,200,082
339,922	Cytokinetics, Inc.*	4,639,935
183,044	Dermira, Inc.*	4,900,088
12,376	Eagle Pharmaceuticals, Inc.*	665,210
17,345	Editas Medicine, Inc.*	430,156
20,736	Emergent BioSolutions, Inc.*	849,969
11,629	Esperion Therapeutics, Inc.*	531,911
37,593	Exact Sciences Corp.*	2,067,239
88,318	Exelixis, Inc.*	2,189,403
22,616	FibroGen, Inc.*	1,263,104
148,696	Five Prime Therapeutics, Inc.*	6,670,503
158,430	Flexion Therapeutics, Inc.*	3,487,044
98,009	GlycoMimetics, Inc.*	1,127,104
154,796	ImmunoGen, Inc.*	897,817
87,478	Immunomedics, Inc.*	937,764
113,074	INC Research Holdings, Inc. Class A*	6,462,179
173,924	Innoviva, Inc.*	2,128,830
267,995	Intersect ENT, Inc.*	7,946,052
117,729	Ionis Pharmaceuticals, Inc.*	6,723,503
147,290	Ironwood Pharmaceuticals, Inc.*	2,265,320
90,979	Jounce Therapeutics, Inc.*	1,273,706
27,169	Kala Pharmaceuticals, Inc.*	436,334
4,919	Ligand Pharmaceuticals, Inc.*	714,977
80,461	Loxo Oncology, Inc.*	6,932,520
46,671	Luminex Corp.	996,426

The accompanying notes are an integral part of these financial statements.

93

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.7% - (continued)
125,768	Medicines Co.*	$3,614,572
178,980	MiMedx Group, Inc.*	2,269,466
77,999	Momenta Pharmaceuticals, Inc.*	1,099,786
12,474	MyoKardia, Inc.*	479,625
246,164	NanoString Technologies, Inc.*	2,451,793
104,503	Neurocrine Biosciences, Inc.*	6,490,681
195,247	Otonomy, Inc.*	580,860
525,265	PDL BioPharma, Inc.*	1,554,784
157,356	Portola Pharmaceuticals, Inc.*	7,774,960
42,654	PRA Health Sciences, Inc.*	3,473,315
4,550	Puma Biotechnology, Inc.*	579,215
383,400	Rigel Pharmaceuticals, Inc.*	1,437,750
5,454	Sage Therapeutics, Inc.*	345,129
34,434	Sucampo Pharmaceuticals, Inc. Class A*	344,340
60,154	Supernus Pharmaceuticals, Inc.*	2,502,406
104,602	Ultragenyx Pharmaceutical, Inc.*	4,821,106

		167,742,449

	Real Estate - 3.1%
136,654	CareTrust, Inc. REIT	2,582,760
39,244	Coresite Realty Corp. REIT	4,346,273
148,017	Corporate Office Properties Trust REIT	4,726,183
8,722	Geo Group, Inc. REIT	226,336
232,319	HFF, Inc. Class A, REIT	10,189,511
210,220	LaSalle Hotel Properties REIT	5,930,306
66,138	Physicians Realty Trust REIT	1,149,478
38,667	Potlatch Corp. REIT	2,002,951
82,806	RLJ Lodging Trust REIT	1,793,578
14,503	STAG Industrial, Inc. REIT	395,932
419,959	Sunstone Hotel Investors, Inc. REIT	6,853,731
98,302	Washington Prime Group, Inc. REIT	769,705

		40,966,744

	Retailing - 3.2%
14,009	Big Lots, Inc.	718,802
52,143	Buckle, Inc.	857,752
60,217	Burlington Stores, Inc.*	5,653,774
177,733	Caleres, Inc.	4,857,443
21,655	Cato Corp. Class A	278,483
15,800	Children’s Place, Inc.	1,719,040
199,273	Core-Mark Holding Co., Inc.	6,787,238
172,888	Five Below, Inc.*	9,552,062
91,781	Francescas Holdings Corp.*	593,823
249,345	Michaels Cos., Inc.*	4,842,280
24,434	Nutrisystem, Inc.	1,220,478
46,035	PetMed Express, Inc.	1,627,798
8,606	RH*	773,852
16,916	Shutterfly, Inc.*	722,313
20,354	Wayfair, Inc. Class A*	1,422,745

		41,627,883

	Semiconductors & Semiconductor Equipment - 5.0%
39,275	Advanced Energy Industries, Inc.*	3,327,378
8,256	Ambarella, Inc.*	465,969
123,786	Amkor Technology, Inc.*	1,432,204
173,040	Axcelis Technologies, Inc.*	5,693,016
13,822	Brooks Automation, Inc.	475,338
3,046	Cabot Microelectronics Corp.	294,457
33,924	Cirrus Logic, Inc.*	1,899,744
176,145	Cohu, Inc.	4,544,541
305,769	Entegris, Inc.	10,013,935

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Semiconductors & Semiconductor Equipment - 5.0% - (continued)
286,789	Integrated Device Technology, Inc.*	$8,910,534
101,364	Kulicke & Soffa Industries, Inc.*	2,295,895
168,705	MACOM Technology Solutions Holdings, Inc.*	6,896,660
199,038	MaxLinear, Inc.*	4,870,460
123,829	MKS Instruments, Inc.	13,454,021
19,798	Rudolph Technologies, Inc.*	549,394
40,344	Ultra Clean Holdings, Inc.*	1,029,579

		66,153,125

	Software & Services - 15.3%
108,987	Aspen Technology, Inc.*	7,031,841
102,196	Blackbaud, Inc.	10,352,455
260,648	Blackhawk Network Holdings, Inc.*	8,849,000
42,265	Blucora, Inc.*	917,150
51,734	CACI International, Inc. Class A*	7,436,762
343,957	Cloudera, Inc.*	5,204,069
29,986	CommVault Systems, Inc.*	1,560,771
13,935	CSG Systems International, Inc.	590,008
133,170	EPAM Systems, Inc.*	12,138,445
89,129	Everi Holdings, Inc.*	738,879
48,387	EVERTEC, Inc.	725,805
113,836	Exlservice Holdings, Inc.*	7,105,643
58,666	Fair Isaac Corp.	8,515,957
247,595	Five9, Inc.*	6,246,822
9,500	ForeScout Technologies, Inc.*	245,575
98,316	Globant S.A.*	3,708,480
168,238	GrubHub, Inc.*	10,265,883
90,830	Guidewire Software, Inc.*	7,264,583
30,113	Hortonworks, Inc.*	497,166
109,213	HubSpot, Inc.*	9,452,385
93,499	j2 Global, Inc.	6,932,016
76,152	LogMeIn, Inc.	9,218,200
55,442	Manhattan Associates, Inc.*	2,320,802
138,466	MAXIMUS, Inc.	9,198,296
15,412	New Relic, Inc.*	791,098
88,493	NIC, Inc.	1,504,381
108,000	Okta, Inc.*	3,123,360
39,548	Paycom Software, Inc.*	3,250,846
125,949	Pegasystems, Inc.	7,342,827
61,073	Progress Software Corp.	2,585,220
14,912	Proofpoint, Inc.*	1,378,018
102,140	PTC, Inc.*	6,787,203
80,294	Q2 Holdings, Inc.*	3,416,510
20,985	RingCentral, Inc. Class A*	884,518
75,965	Science Applications International Corp.	5,571,273
40,140	Shutterstock, Inc.*	1,565,059
11,034	Stamps.com, Inc.*	2,476,030
52,116	Sykes Enterprises, Inc.*	1,508,237
19,699	TeleTech Holdings, Inc.	820,463
10,795	Trade Desk, Inc. Class A*	711,606
4,435	Tucows, Inc. Class A*	259,226
28,112	Tyler Technologies, Inc.*	4,983,976
75,747	WEX, Inc.*	9,361,572
24,121	Wix.com Ltd.*	1,683,646
179,062	Zendesk, Inc.*	5,550,922

		202,072,984

	Technology Hardware & Equipment - 4.6%
93,858	Acacia Communications, Inc.*	3,971,132
5,754	Applied Optoelectronics, Inc.*	234,418

The accompanying notes are an integral part of these financial statements.

94

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Technology Hardware & Equipment - 4.6% - (continued)
270,195	Ciena Corp.*	$5,747,048
38,837	Control4 Corp.*	1,143,750
113,786	ePlus, Inc.*	10,877,941
149,711	Extreme Networks, Inc.*	1,796,532
146,128	Fabrinet*	5,433,039
14,485	InterDigital, Inc.	1,062,475
143,342	Itron, Inc.*	11,202,177
56,836	KEMET Corp.*	1,460,117
25,474	Methode Electronics, Inc.	1,194,730
86,110	Rogers Corp.*	13,095,609
29,917	Sanmina Corp.*	979,034
129,404	Vishay Intertechnology, Inc.	2,879,239

		61,077,241

	Telecommunication Services - 0.6%
38,542	IDT Corp. Class B	507,983
320,823	ORBCOMM, Inc.*	3,628,508
525,066	Vonage Holdings Corp.*	4,268,787

		8,405,278

	Transportation - 2.0%
1,794	Allegiant Travel Co.	244,702
93,922	Genesee & Wyoming, Inc. Class A*	6,741,721
43,000	Hawaiian Holdings, Inc.*	1,440,500
297,570	Knight-Swift Transportation Holdings, Inc.*	12,334,277
262,691	Marten Transport Ltd.	5,161,878
12,145	Saia, Inc.*	786,996

		26,710,074

	Total Common Stocks (cost $1,035,297,427)	$1,270,396,272

EXCHANGE-TRADED FUNDS - 2.7%
	Other Investment Pools & Funds - 2.7%
195,531	iShares Russell 2000 Growth ETF	$35,508,429

	Total Exchange-Traded Funds (cost $32,855,912)	$35,508,429

WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,613	Emergent Capital, Inc. Expires 4/11/19*(1)(2)	$—

	Total Warrants (cost $—)	$—

	Total Long-Term Investments (cost $1,068,153,339)	$1,305,904,701

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.6%
	Other Investment Pools & Funds - 0.6%
3,013,102	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(3)	$3,013,102
5,348,953	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(3)	5,348,953

		8,362,055

Total Short-Term Investments (cost $8,362,055)		$8,362,055

Total Investments (cost $1,076,515,394)	99.6%	$1,314,266,756
Other Assets and Liabilities	0.4%	4,956,041

Total Net Assets	100.0%	$1,319,222,797

The accompanying notes are an integral part of these financial statements.

95

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

96

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$24,612,274	$24,612,274	$—	$—
Banks	43,880,708	43,880,708	—	—
Capital Goods	130,097,486	130,097,486	—	—
Commercial & Professional Services	69,136,449	69,136,449	—	—
Consumer Durables & Apparel	55,142,035	55,142,035	—	—
Consumer Services	61,288,050	61,288,050	—	—
Diversified Financials	22,950,940	22,950,940	—	—
Energy	15,133,986	15,133,986	—	—
Food & Staples Retailing	14,551,591	14,551,591	—	—
Food, Beverage & Tobacco	23,823,768	23,823,768	—	—
Health Care Equipment & Services	124,897,841	124,897,841	—	—
Household & Personal Products	3,537,449	3,537,449	—	—
Insurance	12,937,092	12,937,092	—	—
Materials	52,756,552	52,756,552	—	—
Media	894,273	894,273	—	—
Pharmaceuticals, Biotechnology & Life Sciences	167,742,449	167,742,449	—	—
Real Estate	40,966,744	40,966,744	—	—
Retailing	41,627,883	41,627,883	—	—
Semiconductors & Semiconductor Equipment	66,153,125	66,153,125	—	—
Software & Services	202,072,984	202,072,984	—	—
Technology Hardware & Equipment	61,077,241	61,077,241	—	—
Telecommunication Services	8,405,278	8,405,278	—	—
Transportation	26,710,074	26,710,074	—	—
Exchange-Traded Funds	35,508,429	35,508,429	—	—
Warrants	—	—	—	—
Short-Term Investments	8,362,055	8,362,055	—	—

Total	$1,314,266,756	$1,314,266,756	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

97

The Hartford Small Company Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8%
	Automobiles & Components - 0.1%
3,201	Cooper Tire & Rubber Co.	$104,993
3,742	Tenneco, Inc.	217,448
1,240	Visteon Corp.*	156,289

		478,730

	Banks - 6.8%
2,173	FCB Financial Holdings, Inc. Class A*	101,479
3,022	First Busey Corp.	94,045
2,902	First Hawaiian, Inc.	84,855
142,749	FNB Corp.	1,925,684
2,626	Great Western Bancorp, Inc.	106,589
1,902	IBERIABANK Corp.	140,273
144,777	MB Financial, Inc.	6,651,055
505,433	MGIC Investment Corp.*	7,227,692
359,579	Sterling Bancorp	9,007,454
121,828	Western Alliance Bancorp*	6,798,002

		32,137,128

	Capital Goods - 9.0%
4,447	AAON, Inc.	155,645
130,782	Altra Industrial Motion Corp.	6,264,458
1,794	American Woodmark Corp.*	173,301
2,739	Armstrong World Industries, Inc.*	139,963
2,680	AZZ, Inc.	128,104
123,641	Beacon Roofing Supply, Inc.*	6,850,948
1,407	Esterline Technologies Corp.*	133,454
3,993	Generac Holdings, Inc.*	207,996
1,769	HEICO Corp. Class A	134,621
3,505	ITT, Inc.	163,473
223,300	JELD-WEN Holding, Inc.*	8,235,304
114,533	Kaman Corp.	6,406,976
5,514	Milacron Holdings Corp.*	98,976
56,949	Regal-Beloit Corp.	4,621,411
316,094	Rexnord Corp.*	8,066,719
1,908	SiteOne Landscape Supply, Inc.*	121,177
1,419	Teledyne Technologies, Inc.*	241,173
3,955	Welbilt, Inc.*	87,247

		42,230,946

	Commercial & Professional Services - 2.5%
3,980	Advanced Disposal Services, Inc.*	99,182
92,723	Brink’s Co.	7,056,220
2,377	Deluxe Corp.	165,558
2,547	Exponent, Inc.	188,096
2,008	GP Strategies Corp.*	58,332
2,267	Huron Consulting Group, Inc.*	82,972
9,400	National Vision Holdings, Inc.*	270,720
3,189	On Assignment, Inc.*	195,231
2,312	Viad Corp.	134,212
58,462	WageWorks, Inc.*	3,726,952

		11,977,475

	Consumer Durables & Apparel - 5.7%
80,010	Carter’s, Inc.	7,739,368
98,919	Nautilus, Inc.*	1,285,947
86,425	Oxford Industries, Inc.	5,583,055
127,351	Skechers USA, Inc. Class A*	4,065,044
5,321	Steven Madden Ltd.*	207,519
3,885	TopBuild Corp.*	256,371
76,826	TRI Pointe Group, Inc.*	1,359,052
225,641	Wolverine World Wide, Inc.	6,159,999

		26,656,355

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Consumer Services - 6.6%
4,805	Bloomin’ Brands, Inc.	$85,433
137,519	Boyd Gaming Corp.	4,019,680
22,996	Dave & Buster’s Entertainment, Inc.*	1,108,407
580,284	DraftKings, Inc.*(1)(2)(3)(4)	899,440
3,384	Dunkin’ Brands Group, Inc.	199,893
7,851	La Quinta Holdings, Inc.*	138,335
60,607	Marriott Vacations Worldwide Corp.	7,977,093
2,329	Papa John’s International, Inc.	158,488
400,643	Planet Fitness, Inc. Class A	10,673,130
175,758	Wingstop, Inc.	5,952,924

		31,212,823

	Diversified Financials - 0.1%
2,109	Evercore, Inc. Class A	168,931
3,864	Financial Engines, Inc.	139,490
1,450	OneMain Holdings, Inc.*	46,067

		354,488

	Energy - 1.6%
363,404	Centennial Resource Development, Inc. Class A*	7,060,940
2,190	PDC Energy, Inc.*	111,536
6,100	ProPetro Holding Corp.*	92,903
5,783	WildHorse Resource Development Corp.*	75,237

		7,340,616

	Food & Staples Retailing - 1.3%
1,225	Casey’s General Stores, Inc.	140,348
212,514	Performance Food Group Co.*	6,014,146
1,950	PriceSmart, Inc.	163,410

		6,317,904

	Food, Beverage & Tobacco - 3.2%
310,825	Blue Buffalo Pet Products, Inc.*	8,992,167
80,991	Calavo Growers, Inc.	5,969,037
9,835	Hostess Brands, Inc.*	113,398
1,121	Post Holdings, Inc.*	92,964
1,761	TreeHouse Foods, Inc.*	116,895

		15,284,461

	Health Care Equipment & Services - 6.7%
20,908	Align Technology, Inc.*	4,996,594
2,886	Anika Therapeutics, Inc.*	157,662
5,059	AtriCure, Inc.*	108,465
223	Atrion Corp.	146,656
4,413	Cardiovascular Systems, Inc.*	106,221
40,047	DexCom, Inc.*	1,800,914
5,156	Globus Medical, Inc. Class A*	164,322
60,729	HealthEquity, Inc.*	3,049,810
4,529	HMS Holdings Corp.*	87,138
1,155	ICU Medical, Inc.*	220,721
235,089	Insulet Corp.*	13,825,584
2,982	Integra LifeSciences Holdings Corp.*	139,498
2,162	Medidata Solutions, Inc.*	162,647
6,019	Natus Medical, Inc.*	255,206
3,883	Omnicell, Inc.*	193,373
294,315	OraSure Technologies, Inc.*	5,812,721
3,380	Orthofix International N.V.*	181,607
1,559	U.S. Physical Therapy, Inc.	105,934
674	WellCare Health Plans, Inc.*	133,277

		31,648,350

The accompanying notes are an integral part of these financial statements.

98

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Insurance - 0.0%
3,135	James River Group Holdings Ltd.	$132,673

	Materials - 3.2%
3,515	Boise Cascade Co.*	124,607
77,961	Carpenter Technology Corp.	3,881,678
112,500	Ferro Corp.*	2,679,750
10,512	Graphic Packaging Holding Co.	162,831
22,719	Ingevity Corp.*	1,618,274
5,316	Louisiana-Pacific Corp.*	144,489
10,141	OMNOVA Solutions, Inc.*	112,058
535,858	Platform Specialty Products Corp.*	5,733,681
5,132	PolyOne Corp.	236,431
4,309	Summit Materials, Inc. Class A*	135,303

		14,829,102

	Pharmaceuticals, Biotechnology & Life Sciences - 12.0%
2,649	Abeona Therapeutics, Inc.*	47,550
84,738	Aerie Pharmaceuticals, Inc.*	5,232,571
1,088	Agios Pharmaceuticals, Inc.*	69,926
130,259	Amicus Therapeutics, Inc.*	1,854,888
8,258	Aratana Therapeutics, Inc.*	47,318
2,600	Arena Pharmaceuticals, Inc.*	72,878
20,661	Bluebird Bio, Inc.*	2,873,945
56,212	Blueprint Medicines Corp.*	3,733,601
3,800	Calithera Biosciences, Inc.*	61,180
4,904	Catalent, Inc.*	208,861
3,765	Coherus Biosciences, Inc.*	42,356
4,821	Cytokinetics, Inc.*	65,807
79,001	Dermira, Inc.*	2,114,857
160,981	Exact Sciences Corp.*	8,852,345
31,733	Five Prime Therapeutics, Inc.*	1,423,542
3,455	Flexion Therapeutics, Inc.*	76,045
51,119	Galapagos N.V. ADR*	4,983,080
133,648	Global Blood Therapeutics, Inc.*	5,319,190
2,135	GlycoMimetics, Inc.*	24,553
2,360	INC Research Holdings, Inc. Class A*	134,874
5,843	Intersect ENT, Inc.*	173,245
46,838	Ionis Pharmaceuticals, Inc.*	2,674,918
172,176	Ironwood Pharmaceuticals, Inc.*	2,648,067
2,145	Jounce Therapeutics, Inc.*	30,030
1,206	Kala Pharmaceuticals, Inc.*	19,368
1,599	Loxo Oncology, Inc.*	137,770
3,184	Medicines Co.*	91,508
106,663	MiMedx Group, Inc.*	1,352,487
5,362	NanoString Technologies, Inc.*	53,406
56,181	Neurocrine Biosciences, Inc.*	3,489,402
5,930	Otonomy, Inc.*	17,642
63,594	Portola Pharmaceuticals, Inc.*	3,142,180
45,224	PRA Health Sciences, Inc.*	3,682,590
8,400	Rigel Pharmaceuticals, Inc.*	31,500
15,762	TESARO, Inc.*	1,824,767
2,183	Ultragenyx Pharmaceutical, Inc.*	100,614

		56,708,861

	Real Estate - 3.7%
48,718	Coresite Realty Corp. REIT	5,395,519
50,602	Corporate Office Properties Trust REIT	1,615,722
4,849	HFF, Inc. Class A, REIT	212,677
345,821	Kennedy-Wilson Holdings, Inc. REIT	6,726,219
118,620	LaSalle Hotel Properties REIT	3,346,270
8,976	Sunstone Hotel Investors, Inc. REIT	146,488

		17,442,895

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Retailing - 1.5%
3,136,600	Allstar Co.*(1)(2)(3)(4)	$3
1,158	Burlington Stores, Inc.*	108,725
3,882	Caleres, Inc.	106,095
4,161	Core-Mark Holding Co., Inc.	141,724
2,972	Five Below, Inc.*	164,203
5,101	Michaels Cos., Inc.*	99,061
26,907	Tory Burch LLC(1)(2)(3)(4)	1,191,193
76,114	Wayfair, Inc. Class A*	5,320,368

		7,131,372

	Semiconductors & Semiconductor Equipment - 5.4%
29,351	Axcelis Technologies, Inc.*	965,648
94,039	Cavium, Inc.*	6,487,750
3,814	Cohu, Inc.	98,401
5,624	Entegris, Inc.	184,186
5,986	Integrated Device Technology, Inc.*	185,985
89,342	MACOM Technology Solutions Holdings, Inc.*	3,652,301
4,327	MaxLinear, Inc.*	105,882
1,815	MKS Instruments, Inc.	197,200
410,712	Tower Semiconductor Ltd.*	13,578,139

		25,455,492

	Software & Services - 20.1%
151,642	2U, Inc.*	9,648,981
2,275	Aspen Technology, Inc.*	146,783
2,133	Blackbaud, Inc.	216,073
67,383	Blackhawk Network Holdings, Inc.*	2,287,653
1,080	CACI International, Inc. Class A*	155,250
130,865	Cloudera, Inc.*	1,979,988
30,752	CoStar Group, Inc.*	9,094,904
59,747	EPAM Systems, Inc.*	5,445,939
2,377	Exlservice Holdings, Inc.*	148,372
50,200	Fair Isaac Corp.	7,287,032
5,336	Five9, Inc.*	134,627
4,200	ForeScout Technologies, Inc.*	108,570
2,051	Globant S.A.*	77,364
146,999	GoDaddy, Inc. Class A*	6,864,853
25,461	GrubHub, Inc.*	1,553,630
66,730	Guidewire Software, Inc.*	5,337,066
84,042	HubSpot, Inc.*	7,273,835
2,000	j2 Global, Inc.	148,280
1,566	LogMeIn, Inc.	189,564
1,812	MAXIMUS, Inc.	120,371
225,028	Mimecast Ltd.*	7,153,640
94,550	Okta, Inc.*	2,734,386
154,759	Paylocity Holding Corp.*	8,265,678
2,628	Pegasystems, Inc.	153,212
34,251	Proofpoint, Inc.*	3,165,135
2,151	PTC, Inc.*	142,934
1,842	Q2 Holdings, Inc.*	78,377
140,206	Quotient Technology, Inc.*	2,194,224
1,500	Science Applications International Corp.	110,010
73,573	Trade Desk, Inc. Class A*	4,849,932
587	Tyler Technologies, Inc.*	104,069
98,033	Veracode, Inc. Escrow(1)(2)(3)(4)	394,093
1,582	WEX, Inc.*	195,519
3,738	Zendesk, Inc.*	115,878
88,052	Zillow Group, Inc. Class C*	3,634,787
871,617	Zynga, Inc. Class A*	3,399,306

		94,910,315

The accompanying notes are an integral part of these financial statements.

99

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Technology Hardware & Equipment - 5.9%
2,110	Acacia Communications, Inc.*	$89,274
26,621	Arista Networks, Inc.*	5,321,272
5,640	Ciena Corp.*	119,963
2,375	ePlus, Inc.*	227,050
3,195	Fabrinet*	118,790
122,044	II-VI, Inc.*	5,516,389
64,187	Itron, Inc.*	5,016,214
1,703	Rogers Corp.*	258,992
95,034	Zebra Technologies Corp. Class A*	11,022,993

		27,690,937

	Telecommunication Services - 0.0%
7,341	ORBCOMM, Inc.*	83,027
10,663	Vonage Holdings Corp.*	86,690

		169,717

	Transportation - 2.4%
1,961	Genesee & Wyoming, Inc. Class A*	140,761
233,469	JetBlue Airways Corp.*	4,470,931
161,363	Knight-Swift Transportation Holdings, Inc.*	6,688,496
5,729	Marten Transport Ltd.	112,575

		11,412,763

	Total Common Stocks (cost $378,170,985)	$461,523,403

PREFERRED STOCKS - 1.7%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
92,973	Sancilio & Co., Inc.*(1)(2)(3)(4)	$303,092

	Retailing - 0.3%
47,489	Honest Co.*(1)(2)(3)(4)	1,679,686

	Software & Services - 1.3%
263,189	MarkLogic Corp. Series F*(1)(2)(3)(4)	2,605,571
658,164	Zuora, Inc. Series F*(1)(2)(3)(4)	3,382,963

		5,988,534

	Total Preferred Stocks (cost $8,022,087)	$7,971,312

	Total Long-Term Investments (cost $386,193,072)	$469,494,715

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
1,098,263	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(5)	$1,098,263

	Total Short-Term Investments (cost $1,098,263)	$1,098,263

Total Investments (cost $387,291,335)	99.7%	$470,592,978
Other Assets and Liabilities	0.3%	1,398,438

Total Net Assets	100.0%	$471,991,416

The accompanying notes are an integral part of these financial statements.

100

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $10,456,041, which represented 2.2% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $10,456,041, which represented 2.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $10,456,041, which represents 2.2% of total net assets.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

101

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$478,730	$478,730	$—	$—
Banks	32,137,128	32,137,128	—	—
Capital Goods	42,230,946	42,230,946	—	—
Commercial & Professional Services	11,977,475	11,977,475	—	—
Consumer Durables & Apparel	26,656,355	26,656,355	—	—
Consumer Services	31,212,823	30,313,383	—	899,440
Diversified Financials	354,488	354,488	—	—
Energy	7,340,616	7,340,616	—	—
Food & Staples Retailing	6,317,904	6,317,904	—	—
Food, Beverage & Tobacco	15,284,461	15,284,461	—	—
Health Care Equipment & Services	31,648,350	31,648,350	—	—
Insurance	132,673	132,673	—	—
Materials	14,829,102	14,829,102	—	—
Pharmaceuticals, Biotechnology & Life Sciences	56,708,861	56,708,861	—	—
Real Estate	17,442,895	17,442,895	—	—
Retailing	7,131,372	5,940,176	—	1,191,196
Semiconductors & Semiconductor Equipment	25,455,492	25,455,492	—	—
Software & Services	94,910,315	94,516,222	—	394,093
Technology Hardware & Equipment	27,690,937	27,690,937	—	—
Telecommunication Services	169,717	169,717	—	—
Transportation	11,412,763	11,412,763	—	—
Preferred Stocks	7,971,312	—	—	7,971,312
Short-Term Investments	1,098,263	1,098,263	—	—

Total	$470,592,978	$460,136,937	$—	$10,456,041

(1)	For the year ended October 31, 2017, investments valued at $4,756,490 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions and there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2017:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$8,251,997	$21,156,370	$29,408,367
Conversions*	1,543,426	(1,543,426)
Purchases	—	291,935	291,935
Sales	(3,724,427)	(8,991,220)	(12,715,647)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	(627,204)	3,894,642	3,267,438
Net change in unrealized appreciation/depreciation	(2,959,063)	(2,080,499)	(5,039,562)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(4,756,490)	(4,756,490)

Ending balance	$2,484,729	$7,971,312	$10,456,041

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2017 was $(1,859,101).

*	Private equity securities participated in an initial public offering and are now trading as common stock securities.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

102

The Hartford Value Opportunities Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.2%
	Automobiles & Components - 1.3%
72,430	General Motors Co.	$3,113,041

	Banks - 10.7%
112,537	Citigroup, Inc.	8,271,470
12,937	M&T Bank Corp.	2,157,503
48,931	PNC Financial Services Group, Inc.	6,693,272
148,430	Wells Fargo & Co.	8,332,860

		25,455,105

	Capital Goods - 2.0%
26,868	Eaton Corp. plc	2,149,977
202,600	Sanwa Holdings Corp.	2,540,663

		4,690,640

	Commercial & Professional Services - 3.1%
23,100	Clean Harbors, Inc.*	1,236,081
11,800	Dun & Bradstreet Corp.	1,378,594
69,626	Herman Miller, Inc.	2,339,433
174,436	Steelcase, Inc. Class A	2,538,044

		7,492,152

	Consumer Durables & Apparel - 1.5%
52,000	Tapestry, Inc.	2,129,400
21,039	VF Corp.	1,465,366

		3,594,766

	Consumer Services - 1.4%
54,098	Las Vegas Sands Corp.	3,428,731

	Energy - 10.1%
57,306	Anadarko Petroleum Corp.	2,829,197
67,312	Canadian Natural Resources Ltd.	2,349,189
23,600	Cimarex Energy Co.	2,759,548
18,126	Diamondback Energy, Inc.*	1,942,382
75,181	Halliburton Co.	3,213,236
25,409	Helmerich & Payne, Inc.	1,379,963
32,400	Hess Corp.	1,430,784
73,724	HollyFrontier Corp.	2,724,102
154,600	Laredo Petroleum, Inc.*	1,842,832
86,072	Marathon Oil Corp.	1,223,944
11,513	Pioneer Natural Resources Co.	1,723,150
127,818	Southwestern Energy Co.*	709,390

		24,127,717

	Food & Staples Retailing - 2.8%
171,302	Kroger Co.	3,545,951
46,600	Walgreens Boots Alliance, Inc.	3,088,182

		6,634,133

	Food, Beverage & Tobacco - 3.6%
67,898	British American Tobacco plc	4,386,878
35,700	Campbell Soup Co.	1,691,109
78,800	Hostess Brands, Inc.*	908,564
128,400	Simply Good Foods Co.*	1,479,168

		8,465,719

	Health Care Equipment & Services - 3.6%
24,800	AMN Healthcare Services, Inc.*	1,088,720
49,137	Envision Healthcare Corp.*	2,093,236
26,599	McKesson Corp.	3,667,470
18,997	STERIS plc	1,772,990

		8,622,416

	Household & Personal Products - 1.0%
159,752	Coty, Inc. Class A	2,460,181

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.2% - (continued)
	Insurance - 12.8%
73,365	American International Group, Inc.	$4,740,113
79,189	Arthur J Gallagher & Co.	5,015,039
15,916	Brighthouse Financial, Inc.*	989,657
170,479	MetLife, Inc.	9,134,265
26,280	Principal Financial Group, Inc.	1,730,538
24,800	RenaissanceRe Holdings Ltd.	3,431,328
25,811	Unum Group	1,343,205
104,105	XL Group Ltd.	4,213,129

		30,597,274

	Materials - 5.7%
38,784	Celanese Corp. Series A	4,045,559
65,367	CRH plc	2,457,692
18,971	PPG Industries, Inc.	2,205,189
57,476	Reliance Steel & Aluminum Co.	4,416,456
10,646	Southern Copper Corp.	457,246

		13,582,142

	Media - 0.6%
83,673	SES S.A.	1,360,856

	Pharmaceuticals, Biotechnology & Life Sciences - 6.8%
46,500	Alder Biopharmaceuticals, Inc.*	523,125
15,081	Allergan plc	2,672,806
7,099	Biogen, Inc.*	2,212,474
65,533	Bristol-Myers Squibb Co.	4,040,765
17,879	Eli Lilly & Co.	1,465,005
108,809	Mylan N.V.*	3,885,570
3,278	Regeneron Pharmaceuticals, Inc.*	1,319,788

		16,119,533

	Real Estate - 7.0%
17,937	American Tower Corp. REIT	2,577,009
92,245	Columbia Property Trust, Inc. REIT	2,036,769
39,700	Education Realty Trust, Inc. REIT	1,385,530
191,514	Host Hotels & Resorts, Inc. REIT	3,746,014
12,616	Simon Property Group, Inc. REIT	1,959,643
162,910	STORE Capital Corp. REIT	4,022,248
20,400	Taubman Centers, Inc. REIT	963,288

		16,690,501

	Retailing - 1.2%
571,800	Allstar Co.*(1)(2)(3)(4)	1
7,900	Expedia, Inc.	984,814
45,300	L Brands, Inc.	1,949,712

		2,934,527

	Semiconductors & Semiconductor Equipment - 4.5%
11,700	KLA-Tencor Corp.	1,274,013
124,767	QUALCOMM, Inc.	6,364,364
46,235	Silicon Motion Technology Corp. ADR	2,238,699
8,386	Skyworks Solutions, Inc.	954,830

		10,831,906

	Software & Services - 2.8%
28,000	Amdocs Ltd.	1,822,800
95,715	Genpact Ltd.	2,914,522
41,500	GoDaddy, Inc. Class A*	1,938,050

		6,675,372

	Technology Hardware & Equipment - 4.1%
43,400	Acacia Communications, Inc.*	1,836,254
63,342	Cisco Systems, Inc.	2,163,129

The accompanying notes are an integral part of these financial statements.

103

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.2% - (continued)
	Technology Hardware & Equipment - 4.1% - (continued)
55,100	Keysight Technologies, Inc.*	$2,461,317
38,309	Western Digital Corp.	3,419,845

		9,880,545

	Telecommunication Services - 2.9%
47,400	Nippon Telegraph & Telephone Corp.	2,291,673
94,321	Verizon Communications, Inc.	4,515,146

		6,806,819

	Transportation - 2.0%
46,312	Genesee & Wyoming, Inc. Class A*	3,324,276
14,034	J.B. Hunt Transport Services, Inc.	1,493,077

		4,817,353

	Utilities - 6.7%
115,089	Exelon Corp.	4,627,729
278,216	Iberdrola S.A.	2,248,265
76,428	OGE Energy Corp.	2,815,608
64,427	PG&E Corp.	3,721,948
21,549	Sempra Energy	2,532,007

		15,945,557

	Total Common Stocks (cost $218,557,774)	$234,326,986

	Total Long-Term Investments (cost $218,557,774)	$234,326,986

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
2,836,567	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(5)	$2,836,567

	Total Short-Term Investments (cost $2,836,567)	$2,836,567

Total Investments (cost $221,394,341)	99.4%	$237,163,553
Other Assets and Liabilities	0.6%	1,327,975

Total Net Assets	100.0%	$238,491,528

The accompanying notes are an integral part of these financial statements.

104

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Security issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2017, the aggregate value of this security was $1, which represented 0.0% of total net assets.

(3)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $1, which represents 0.0% of total net assets.

(4)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $1, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	Current yield as of period end.

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,723,213	USD	2,271,000	EUR	CBK	12/20/17	$69,962	$—
1,973,372	USD	216,470,000	JPY	BCLY	12/20/17	64,595	—

Total						$134,557	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBK	Citibank NA

Currency Abbreviations:
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

105

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$3,113,041	$3,113,041	$—	$—
Banks	25,455,105	25,455,105	—	—
Capital Goods	4,690,640	2,149,977	2,540,663	—
Commercial & Professional Services	7,492,152	7,492,152	—	—
Consumer Durables & Apparel	3,594,766	3,594,766	—	—
Consumer Services	3,428,731	3,428,731	—	—
Energy	24,127,717	24,127,717	—	—
Food & Staples Retailing	6,634,133	6,634,133	—	—
Food, Beverage & Tobacco	8,465,719	4,078,841	4,386,878	—
Health Care Equipment & Services	8,622,416	8,622,416	—	—
Household & Personal Products	2,460,181	2,460,181	—	—
Insurance	30,597,274	30,597,274	—	—
Materials	13,582,142	11,124,450	2,457,692	—
Media	1,360,856	—	1,360,856	—
Pharmaceuticals, Biotechnology & Life Sciences	16,119,533	16,119,533	—	—
Real Estate	16,690,501	16,690,501	—	—
Retailing	2,934,527	2,934,526	—	1
Semiconductors & Semiconductor Equipment	10,831,906	10,831,906	—	—
Software & Services	6,675,372	6,675,372	—	—
Technology Hardware & Equipment	9,880,545	9,880,545	—	—
Telecommunication Services	6,806,819	4,515,146	2,291,673	—
Transportation	4,817,353	4,817,353	—	—
Utilities	15,945,557	13,697,292	2,248,265	—
Short-Term Investments	2,836,567	2,836,567	—	—
Foreign Currency Contracts(2)	134,557	—	134,557	—

Total	$237,298,110	$221,877,525	$15,420,584	$1

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

106

[This page is intentionally left blank]

107

Domestic Equity Funds

Statements of Assets and Liabilities

October 31, 2017

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Assets:
Investments in securities, at market value	$8,217,112,647	$3,191,584,504	$8,379,386,997
Foreign currency	149	—	—
Receivables:
Investment securities sold	76,740,637	329,281	20,711,244
Fund shares sold	2,374,392	5,401,314	6,152,676
Dividends and interest	5,795,732	2,342,545	8,091,465
Tax reclaims	2,288,333	—	948,685
Other assets	77,141	93,066	116,922

Total assets	8,304,389,031	3,199,750,710	8,415,407,989

Liabilities:
Bank overdraft - foreign cash	—	—	—
Payables:
Investment securities purchased	36,229,387	1,222,573	15,287,453
Fund shares redeemed	9,866,439	5,292,251	9,745,241
Investment management fees	4,651,175	942,161	4,307,810
Transfer agent fees	680,202	155,885	428,037
Accounting services fees	135,262	48,301	106,706
Board of Directors’ fees	36,445	12,172	34,470
Distribution fees	2,081,088	449,934	1,207,907
Distributions payable	12	—	—
Accrued expenses	664,830	164,725	389,663

Total liabilities	54,344,840	8,288,002	31,507,287

Net assets	$8,250,044,191	$3,191,462,708	$8,383,900,702

Summary of Net Assets:
Capital stock and paid-in-capital	$6,343,449,259	$2,596,906,321	$5,168,021,414
Undistributed (distributions in excess of) net investment income	46,205,063	26,675,513	14,005,139
Accumulated net realized gain (loss)	1,001,021,035	82,325,414	793,232,498
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	859,368,834	485,555,460	2,408,641,651

Net assets	$8,250,044,191	$3,191,462,708	$8,383,900,702

Shares authorized	1,765,000,000	750,000,000	1,300,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$41.86	$28.53	$27.46

Maximum offering price per share	$44.30	$30.19	$29.06

Shares outstanding	110,222,301	22,142,069	131,813,593

Net Assets	$4,613,983,883	$631,816,975	$3,619,123,306

Class C: Net asset value per share	$33.62	$26.13	$26.62

Shares outstanding	36,916,291	12,127,691	16,904,504

Net Assets	$1,241,267,919	$316,886,343	$449,960,798

Class I: Net asset value per share	$42.04	$28.60	$27.35

Shares outstanding	20,125,767	34,356,037	28,357,107

Net Assets	$846,018,983	$982,686,499	$775,426,920

Class R3: Net asset value per share	$45.39	$28.85	$27.78

Shares outstanding	1,656,708	1,490,697	2,778,271

Net Assets	$75,201,065	$43,004,269	$77,175,007

Class R4: Net asset value per share	$46.69	$29.32	$27.95

Shares outstanding	1,592,959	5,886,545	5,101,163

Net Assets	$74,374,476	$172,583,703	$142,562,854

Class R5: Net asset value per share	$47.54	$28.81	$28.05

Shares outstanding	853,629	6,676,110	4,732,550

Net Assets	$40,581,614	$192,359,356	$132,739,341

The accompanying notes are an integral part of these financial statements.

108

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund

$4,299,087,766	$4,756,183,187	$1,488,831,013	$10,432,608,749	$672,576,627	$156,332,750	$1,314,266,756
451,390	20	5	—	8	—	—

19,886,807	38,017,392	16,564,036	10,209,093	2,937,131	6,283,629	8,753,086
5,761,920	4,334,976	1,680,485	18,651,179	1,547,488	42,494	2,145,164
3,221,555	1,584,952	948,533	1,060,837	358,524	102,692	102,522
1,905,552	436,145	131,935	—	15,429	—	—
123,089	91,222	71,898	639,375	69,853	59,208	67,421

4,330,438,079	4,800,647,894	1,508,227,905	10,463,169,233	677,505,060	162,820,773	1,325,334,949

—	2,150,512	—	—	—	—	—

11,662,051	42,543,772	211,794	11,336,387	3,217,512	6,464,965	4,055,874
4,046,953	6,124,864	2,022,575	12,774,418	604,362	38,863	971,426
2,256,928	2,788,212	1,114,769	6,164,547	412,485	99,941	776,591
253,785	328,409	150,218	938,351	51,904	9,397	100,521
63,177	83,041	23,649	122,689	10,247	2,399	20,094
17,468	18,023	6,015	33,998	2,534	603	4,745
783,894	772,257	394,396	1,211,068	99,607	20,620	98,232
—	—	—	—	—	—	—
206,069	267,704	112,981	510,884	72,622	24,532	84,669

19,290,325	55,076,794	4,036,397	33,092,342	4,471,273	6,661,320	6,112,152

$4,311,147,754	$4,745,571,100	$1,504,191,508	$10,430,076,891	$673,033,787	$156,159,453	$1,319,222,797

$3,025,934,054	$3,392,400,172	$1,241,254,392	$7,480,764,737	$550,864,959	$119,467,815	$1,022,074,855
4,726,229	(3,981,896)	(1,829,064)	(483,804)	309,256	406,199	—
218,910,579	375,953,591	56,963,595	461,206,182	15,462,354	6,430,967	59,396,580

1,061,576,892	981,199,233	207,802,585	2,488,589,776	106,397,218	29,854,472	237,751,362

$4,311,147,754	$4,745,571,100	$1,504,191,508	$10,430,076,891	$673,033,787	$156,159,453	$1,319,222,797

750,000,000	23,900,000,000	610,000,000	1,110,000,000	610,000,000	1,110,000,000	27,150,000,000

$0.0010	$0.0001	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001

$20.64	$46.20	$34.86	$30.36	$15.62	$14.13	$57.24

$21.84	$48.89	$36.89	$32.13	$16.53	$14.95	$60.57

81,661,040	41,445,991	20,501,775	81,758,166	18,638,273	3,755,471	3,768,801

$1,685,397,912	$1,914,759,956	$714,694,363	$2,482,275,199	$291,082,371	$53,056,705	$215,743,377

$20.53	$31.15	$28.90	$22.67	$13.03	$12.91	$44.29

21,874,557	13,234,114	8,389,546	31,649,300	2,726,999	858,481	824,842

$449,104,094	$412,187,174	$242,420,997	$717,520,666	$35,519,900	$11,080,776	$36,530,681

$20.54	$48.01	$36.43	$31.12	$15.72	$14.15	$58.97

54,111,246	32,201,191	9,654,176	96,285,192	2,756,852	228,013	7,281,974

$1,111,235,359	$1,546,071,914	$351,686,447	$2,996,705,431	$43,341,656	$3,225,488	$429,401,426

$20.66	$46.43	$35.87	$33.64	$16.39	$14.50	$56.89

2,775,481	1,040,628	1,273,228	2,693,002	727,214	49,828	253,608

$57,341,402	$48,315,756	$45,672,800	$90,581,893	$11,922,523	$722,526	$14,427,184

$20.69	$48.52	$37.50	$34.78	$16.68	$14.61	$58.98

3,849,119	1,677,953	957,974	7,569,482	757,847	7,724	1,293,901

$79,631,514	$81,413,500	$35,926,513	$263,236,490	$12,637,284	$112,856	$76,314,885

$20.78	$50.31	$39.03	$35.59	$16.88	$14.63	$61.26

3,996,032	328,531	176,490	10,006,333	678,140	3,033	1,939,150

$83,048,349	$16,529,703	$6,888,296	$356,166,112	$11,444,826	$44,363	$118,793,722

The accompanying notes are an integral part of these financial statements.

109

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Class R6: Net asset value per share	$47.80	$28.93	$28.05

Shares outstanding	1,467,476	4,096,902	390,629

Net Assets	$70,141,552	$118,526,608	$10,956,879

Class Y: Net asset value per share	$47.78	$28.93	$28.05

Shares outstanding	3,861,619	5,134,784	21,568,276

Net Assets	$184,501,759	$148,542,078	$605,049,200

Class F: Net asset value per share	$42.06	$28.63	$27.33

Shares outstanding	26,244,653	20,436,147	94,074,774

Net Assets	$1,103,972,940	$585,056,877	$2,570,906,397

Cost of investments	$7,357,578,634	$2,706,029,044	$5,970,745,346
Cost of foreign currency	$149	$—	$—
Cost of bank overdraft - foreign cash	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

110

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund
$20.83	$50.91	$—	$35.90	$—	$—	$61.87

1,405,871	89,468	—	12,010,065	—	—	171,277

$29,283,847	$4,554,494	$—	$431,183,404	$—	$—	$10,596,276

$20.83	$50.92	$39.45	$35.88	$16.93	$14.66	$61.93

6,791,487	2,054,993	1,145,614	51,493,015	1,678,152	84,682	5,974,391

$141,479,397	$104,646,391	$45,192,568	$1,847,675,905	$28,402,990	$1,241,532	$370,006,385

$20.54	$48.05	$36.45	$31.15	$15.76	$14.16	$59.06

32,850,868	12,842,771	1,692,896	39,962,211	15,146,478	6,122,138	802,782

$674,625,880	$617,092,212	$61,709,524	$1,244,731,791	$238,682,237	$86,675,207	$47,408,861

$3,237,438,897	$3,774,954,260	$1,281,023,004	$7,944,018,973	$566,176,058	$126,478,278	$1,076,515,394
$454,260	$19	$5	$—	$8	$—	$—
$—	$2,150,512	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

111

Domestic Equity Funds

Statements of Assets and Liabilities

October 31, 2017

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Assets:
Investments in securities, at market value	$470,592,978	$237,163,553
Foreign currency	5	5
Unrealized appreciation on foreign currency contracts	—	134,557
Receivables:
Investment securities sold	9,621,861	1,172,145
Fund shares sold	579,152	63,922
Dividends and interest	30,465	230,738
Tax reclaims	—	99,065
Other assets	81,438	51,253

Total assets	480,905,899	238,915,238

Liabilities:
Payables:
Investment securities purchased	7,892,100	—
Fund shares redeemed	452,135	160,733
Investment management fees	338,495	143,584
Transfer agent fees	63,463	27,599
Accounting services fees	9,017	3,692
Board of Directors’ fees	1,977	1,101
Distribution fees	91,789	57,914
Accrued expenses	65,507	29,087

Total liabilities	8,914,483	423,710

Net assets	$471,991,416	$238,491,528

Summary of Net Assets:
Capital stock and paid-in-capital	$402,452,119	$210,278,109
Undistributed (distributions in excess of) net investment income	(3,413,489)	2,674,409
Accumulated net realized gain (loss)	(10,348,857)	9,641,018
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	83,301,643	15,897,992

Net assets	$471,991,416	$238,491,528

Shares authorized	650,000,000	27,110,000,000

Par value	$0.0010	$0.0001

Class A: Net asset value per share	$20.34	$20.49

Maximum offering price per share	$21.52	$21.68

Shares outstanding	12,401,576	8,786,508

Net Assets	$252,186,751	$180,058,876

Class C: Net asset value per share	$14.87	$17.67

Shares outstanding	1,783,499	1,149,259

Net Assets	$26,528,651	$20,312,397

Class I: Net asset value per share	$21.27	$20.25

Shares outstanding	1,319,145	768,420

Net Assets	$28,051,958	$15,560,666

Class R3: Net asset value per share	$21.98	$20.70

Shares outstanding	1,088,613	69,915

Net Assets	$23,932,293	$1,447,578

Class R4: Net asset value per share	$23.14	$20.95

Shares outstanding	997,551	360,308

Net Assets	$23,079,641	$7,549,575

Class R5: Net asset value per share	$24.21	$21.13

Shares outstanding	134,771	22,743

Net Assets	$3,263,346	$480,470

The accompanying notes are an integral part of these financial statements.

112

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Class R6: Net asset value per share	$24.64	$—

Shares outstanding	3,159	—

Net Assets	$77,844	$—

Class Y: Net asset value per share	$24.64	$21.19

Shares outstanding	1,341,023	49,626

Net Assets	$33,039,896	$1,051,708

Class F: Net asset value per share	$21.30	$20.26

Shares outstanding	3,842,618	593,704

Net Assets	$81,831,036	$12,030,258

Cost of investments	$387,291,335	$221,394,341
Cost of foreign currency	$5	$5

The accompanying notes are an integral part of these financial statements.

113

Domestic Equity Funds

Statements of Operations

For the Year Ended October 31, 2017

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Investment Income:
Dividends	$121,444,180	$50,410,321	$202,941,939
Interest	1,200,017	651,294	1,385,484
Other income	3,221	587	541
Less: Foreign tax withheld	(2,828,707)	—	(2,363,426)

Total investment income, net	119,818,711	51,062,202	201,964,538

Expenses:
Investment management fees	55,824,454	10,019,952	48,900,632
Administrative services fees
Class R3	199,771	88,407	158,691
Class R4	140,467	244,869	216,277
Class R5	47,551	158,240	122,532
Transfer agent fees
Class A	5,898,033	659,481	3,766,780
Class B	110,873	2,376	42,753
Class C	1,461,169	307,443	442,455
Class I	1,219,951	1,167,254	2,728,019
Class R3	12,653	3,539	7,011
Class R4	3,600	3,309	2,713
Class R5	1,012	1,545	994
Class R6	101	5,038	337
Class Y	51,544	37,885	153,052
Class F	—	—	—
Distribution fees
Class A	11,587,938	1,658,617	9,028,742
Class B	272,975	3,743	93,765
Class C	13,384,963	3,129,081	4,549,446
Class R3	499,427	221,018	396,727
Class R4	234,112	408,116	360,462
Custodian fees	627,315	13,143	39,985
Registration and filing fees	234,946	381,142	296,177
Accounting services fees	1,617,169	509,289	1,225,519
Board of Directors’ fees	252,270	85,526	239,617
Audit fees	100,963	22,577	29,177
Other expenses	1,163,263	398,819	1,088,071

Total expenses (before waivers and fees paid indirectly)	94,946,520	19,530,409	73,889,934
Expense waivers	(36,412)	(49,048)	(851)
Transfer agent fee waivers	(29,064)	(5,665)	(15,038)
Distribution fee reimbursements	(130,031)	(21,886)	(60,442)
Commission recapture	(271,216)	(22,973)	(65,582)

Total waivers and fees paid indirectly	(466,723)	(99,572)	(141,913)

Total expenses, net	94,479,797	19,430,837	73,748,021

Net Investment Income (Loss)	25,338,914	31,631,365	128,216,517

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	1,218,791,046	72,826,171	797,381,996
Net realized gain (loss) on futures contracts	—	9,988,918	—
Net realized gain (loss) on foreign currency contracts	635,567	—	—
Net realized gain (loss) on other foreign currency transactions	(1,395,808)	(6)	26,217

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,218,030,805	82,815,083	797,408,213

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	433,560,292	416,378,444	693,517,612
Net unrealized appreciation (depreciation) of futures contracts	—	848,149	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(1,824,498)	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	380,356	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	432,116,150	417,226,593	693,517,612

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,650,146,955	500,041,676	1,490,925,825

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,675,485,869	$531,673,041	$1,619,142,342

The accompanying notes are an integral part of these financial statements.

114

Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund

$116,640,712	$22,753,707	$13,297,221	$61,361,172	$7,757,627	$2,585,487	$6,865,232
607,211	162,460	304,642	310,504	75,262	8,281	90,833
572	784	924	648	867	614	1,003
(2,242,127)	(101,961)	(113,918)	(356,162)	(88,198)	(4,369)	—

115,006,368	22,814,990	13,488,869	61,316,162	7,745,558	2,590,013	6,957,068

25,206,504	30,593,074	12,339,866	60,137,362	4,404,888	1,263,422	7,398,758

113,456	95,715	91,981	163,807	24,279	1,575	27,450
123,063	110,083	55,692	310,263	18,522	225	111,309
74,897	12,454	5,871	265,619	12,749	43	112,492

1,596,993	1,895,765	1,059,266	2,796,766	475,711	87,460	343,283
9,879	10,588	4,548	26,710	2,483	1,944	2,108
381,111	429,892	334,133	762,056	59,129	19,330	48,582
1,429,194	2,325,425	355,356	7,298,213	405,739	4,887	654,291
3,870	5,301	2,689	9,875	1,973	463	3,223
1,987	2,397	986	20,338	894	138	3,100
1,948	736	611	3,110	507	17	1,892
277	196	—	3,258	—	—	186
36,456	25,506	14,400	448,831	7,021	959	82,922
—	—	—	—	—	—	—

4,235,777	4,425,865	1,888,586	5,733,788	689,641	131,510	533,031
8,377	17,578	9,748	88,209	3,318	3,824	3,028
4,607,660	4,005,985	2,536,040	6,820,456	374,968	115,626	379,552
283,640	239,287	229,954	409,518	60,699	3,938	68,624
205,106	183,472	92,821	517,106	30,871	376	185,515
22,905	50,603	23,919	67,475	11,452	395	4,292
288,761	230,382	166,232	597,472	155,578	117,500	138,250
711,425	920,251	260,772	1,265,187	108,153	30,322	188,273
121,466	127,767	43,000	244,857	17,533	4,887	30,355
23,759	34,536	30,972	28,500	24,732	19,325	23,520
556,922	615,613	235,371	1,498,438	125,049	25,416	135,699

40,045,433	46,358,471	19,782,814	89,517,214	7,015,889	1,833,582	10,479,735
—	(9,696)	—	(3,707,715)	(6,702)	(25,078)	—
(247)	(5,476)	(1,617)	(3,370)	(97,173)	(797)	(193,060)
(9,742)	(77,134)	(19,610)	(49,919)	(4,986)	(4,745)	(10,862)
(11,754)	(167,930)	(3,049)	(105,741)	(10,021)	—	(8,585)

(21,743)	(260,236)	(24,276)	(3,866,745)	(118,882)	(30,620)	(212,507)

40,023,690	46,098,235	19,758,538	85,650,469	6,897,007	1,802,962	10,267,228

74,982,678	(23,283,245)	(6,269,669)	(24,334,307)	848,551	787,051	(3,310,160)

219,069,847	468,463,035	91,943,367	507,695,324	18,682,012	14,075,100	66,605,985
—	—	—	—	—	—	76,450
—	—	—	—	—	—	—
93,605	(131,248)	(37,266)	(5,838)	(13,943)	—	—

219,163,452	468,331,787	91,906,101	507,689,486	18,668,069	14,075,100	66,682,435

456,557,028	611,999,416	216,016,442	1,603,504,622	82,105,765	21,514,412	197,077,473
—	—	—	—	—	—	—
—	—	—	—	—	—	—
3,053	40,626	15,837	(187)	3,054	—	—

456,560,081	612,040,042	216,032,279	1,603,504,435	82,108,819	21,514,412	197,077,473

675,723,533	1,080,371,829	307,938,380	2,111,193,921	100,776,888	35,589,512	263,759,908

$750,706,211	$1,057,088,584	$301,668,711	$2,086,859,614	$101,625,439	$36,376,563	$260,449,748

The accompanying notes are an integral part of these financial statements.

115

Domestic Equity Funds

Statements of Operations

For the Year Ended October 31, 2017

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Investment Income:
Dividends	$3,359,076	$5,459,080
Interest	31,619	11,490
Other income	1,446	681
Less: Foreign tax withheld	—	(73,281)

Total investment income, net	3,392,141	5,397,970

Expenses:
Investment management fees	3,930,240	1,757,606
Administrative services fees
Class R3	60,000	4,069
Class R4	41,165	13,774
Class R5	4,635	924
Transfer agent fees
Class A	544,134	295,157
Class B	3,051	2,451
Class C	54,750	30,038
Class I	335,399	32,299
Class R3	2,857	937
Class R4	1,433	547
Class R5	2,026	184
Class R6	41	—
Class Y	12,968	267
Distribution fees
Class A	616,983	475,440
Class B	3,739	3,220
Class C	264,299	224,444
Class R3	150,000	10,173
Class R4	68,608	22,957
Custodian fees	12,561	5,302
Registration and filing fees	143,545	119,279
Accounting services fees	104,668	45,196
Board of Directors’ fees	13,694	7,438
Audit fees	28,038	22,351
Other expenses	124,717	47,525

Total expenses (before waivers and fees paid indirectly)	6,523,551	3,121,578
Expense waivers	(155,342)	—
Transfer agent fee waivers	(160,779)	(1,485)
Distribution fee reimbursements	(9,709)	(7,539)
Commission recapture	(17,777)	(3,457)

Total waivers and fees paid indirectly	(343,607)	(12,481)

Total expenses, net	6,179,944	3,109,097

Net Investment Income (Loss)	(2,787,803)	2,288,873

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	50,792,900	10,705,743
Net realized gain (loss) on foreign currency contracts	—	(104,934)
Net realized gain (loss) on other foreign currency transactions	(7,734)	(9,431)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	50,785,166	10,591,378

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	75,778,230	24,284,981
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(55,259)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	5,645

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	75,778,230	24,235,367

Net Gain (Loss) on Investments and Foreign Currency Transactions	126,563,396	34,826,745

Net Increase (Decrease) in Net Assets Resulting from Operations	$123,775,593	$37,115,618

The accompanying notes are an integral part of these financial statements.

116

[This page is intentionally left blank]

Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$25,338,914	$32,887,230	$31,631,365	$11,373,168
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,218,030,805	(112,115,333)	82,815,083	18,812,999
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	432,116,150	(53,023,087)	417,226,593	24,304,185

Net Increase (Decrease) in Net Assets Resulting from Operations	1,675,485,869	(132,251,190)	531,673,041	54,490,352

Distributions to Shareholders:
From net investment income
Class A	(18,554,633)	(18,675,755)	(3,527,518)	(465,251)
Class B	—	—	—	—
Class C	—	—	(235,322)	—
Class I	(8,757,228)	(10,761,362)	(6,401,540)	(589,851)
Class R3	(35,341)	—	(165,124)	(15,841)
Class R4	(166,664)	(463,066)	(849,831)	(59,578)
Class R5	(296,900)	(294,849)	(990,163)	(96,862)
Class R6	(420,762)	(63)	(366,134)	(3,976)
Class Y	(6,768,545)	(7,115,563)	(2,413,822)	(816,185)
Class F	—	—	—	—

Total from net investment income	(35,000,073)	(37,310,658)	(14,949,454)	(2,047,544)

From net realized gain on investments
Class A	—	(438,417,793)	(5,505,410)	(5,468,834)
Class B	—	(15,070,351)	(6,015)	(30,265)
Class C	—	(173,932,156)	(2,521,878)	(1,792,561)
Class I	—	(136,773,878)	(6,453,928)	(3,041,432)
Class R3	—	(9,354,336)	(317,464)	(146,771)
Class R4	—	(12,873,643)	(1,152,776)	(457,276)
Class R5	—	(3,831,005)	(983,894)	(502,307)
Class R6	—	(750)	(310,597)	(19,284)
Class Y	—	(80,511,075)	(2,232,681)	(532,867)

Total from net realized gain on investments	—	(870,764,987)	(19,484,643)	(11,991,597)

Total distributions	(35,000,073)	(908,075,645)	(34,434,097)	(14,039,141)

Capital Share Transactions:
Sold	1,788,213,414	758,948,093	1,969,362,927	2,290,819,807
Issued on reinvestment of distributions	31,116,668	816,781,443	32,030,378	12,844,503
Redeemed	(3,769,536,199)	(2,734,197,695)	(1,659,163,332)	(544,161,945)

Net increase (decrease) from capital share transactions	(1,950,206,117)	(1,158,468,159)	342,229,973	1,759,502,365

Net Increase (Decrease) in Net Assets	(309,720,321)	(2,198,794,994)	839,468,917	1,799,953,576

Net Assets:
Beginning of period	8,559,764,512	10,758,559,506	2,351,993,791	552,040,215

End of period	$8,250,044,191	$8,559,764,512	$3,191,462,708	$2,351,993,791

Undistributed (distributions in excess of) net investment income	$46,205,063	$9,895,548	$26,675,513	$10,519,338

The accompanying notes are an integral part of these financial statements.

118

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$128,216,517	$125,452,780	$74,982,678	$72,554,333	$(23,283,245)	$(23,390,845)
797,408,213	262,070,527	219,163,452	121,534,796	468,331,787	121,026,008
693,517,612	(75,928,077)	456,560,081	21,268,855	612,040,042	(108,303,374)

1,619,142,342	311,595,230	750,706,211	215,357,984	1,057,088,584	(10,668,211)

(53,680,402)	(53,356,089)	(28,164,442)	(32,476,063)	—	—
(38,321)	(168,802)	(44,441)	(176,732)	—	—
(3,668,554)	(3,516,421)	(4,324,510)	(5,227,247)	—	—
(29,614,949)	(28,868,542)	(22,637,647)	(18,011,247)	—	(3,669,652)
(880,994)	(914,285)	(743,081)	(824,896)	—	—
(2,029,112)	(1,989,241)	(1,319,227)	(1,341,395)	—	—
(2,074,751)	(2,893,253)	(1,412,247)	(1,457,618)	—	(207,916)
(91,181)	(23,179)	(454,428)	(312,125)	—	(1,839)
(19,585,547)	(25,402,486)	(5,652,098)	(8,468,043)	—	(916,456)
(14,230,080)	—	(4,370,699)	—	—	—

(125,893,891)	(117,132,298)	(69,122,820)	(68,295,366)	—	(4,795,863)

(113,791,717)	(300,651,553)	(53,965,806)	(130,263,232)	(63,089,307)	(154,534,005)
(614,270)	(3,520,351)	(210,931)	(973,250)	(198,896)	(1,648,838)
(14,797,009)	(38,621,958)	(14,894,522)	(34,385,190)	(21,586,491)	(48,077,854)
(59,660,201)	(139,270,997)	(34,072,574)	(60,953,369)	(60,579,338)	(196,267,084)
(2,521,370)	(6,738,972)	(1,833,700)	(4,055,582)	(1,730,026)	(3,695,112)
(4,411,249)	(11,790,425)	(2,505,878)	(5,435,111)	(2,508,474)	(5,130,996)
(3,430,344)	(18,209,560)	(2,278,275)	(5,497,821)	(290,570)	(9,535,593)
(99,463)	(810)	(480,971)	(1,013,726)	(44,153)	(55,369)
(46,293,833)	(113,864,478)	(12,244,468)	(17,993,623)	(8,011,998)	(15,044,007)

(245,619,456)	(632,669,104)	(122,487,125)	(260,570,904)	(158,039,253)	(433,988,858)

(371,513,347)	(749,801,402)	(191,609,945)	(328,866,270)	(158,039,253)	(438,784,721)

3,690,057,839	1,153,934,103	1,676,451,131	936,673,775	1,530,981,689	1,436,602,077
360,648,072	728,372,425	182,989,221	313,715,774	140,743,476	394,546,441
(4,436,994,825)	(1,662,415,361)	(1,807,452,054)	(971,932,216)	(2,090,041,757)	(2,238,189,742)

(386,288,914)	219,891,167	51,988,298	278,457,333	(418,316,592)	(407,041,224)

861,340,081	(218,315,005)	611,084,564	164,949,047	480,732,739	(856,494,156)

7,522,560,621	7,740,875,626	3,700,063,190	3,535,114,143	4,264,838,361	5,121,332,517

$8,383,900,702	$7,522,560,621	$4,311,147,754	$3,700,063,190	$4,745,571,100	$4,264,838,361

$14,005,139	$16,038,314	$4,726,229	$2,506,351	$(3,981,896)	$(31,151,060)

The accompanying notes are an integral part of these financial statements.

119

Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Healthcare Fund		The Hartford MidCap Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$(6,269,669)	$(7,144,550)	$(24,334,307)	$(13,654,178)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	91,906,101	133,738,464	507,689,486	207,994,145
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	216,032,279	(255,970,606)	1,603,504,435	(183,373,927)

Net Increase (Decrease) in Net Assets Resulting from Operations	301,668,711	(129,376,692)	2,086,859,614	10,966,040

Distributions to Shareholders:
From net investment income
Class A	—	(14,774,170)	—	—
Class B	—	(25,242)	—	—
Class C	—	(4,082,717)	—	—
Class I	—	(5,005,081)	—	—
Class R3	—	(769,269)	—	—
Class R4	—	(750,074)	—	—
Class R5	—	(91,495)	—	—
Class Y	—	(201,575)	—	—

Total from net investment income	—	(25,699,623)	—	—

From net realized gain on investments
Class A	(69,929,000)	(107,831,184)	(64,829,511)	(151,263,105)
Class B	(212,371)	(805,010)	(713,743)	(2,305,048)
Class C	(27,701,127)	(42,275,066)	(25,554,276)	(59,112,629)
Class I	(19,440,293)	(31,312,364)	(63,591,553)	(52,220,276)
Class R3	(4,038,027)	(6,983,832)	(2,100,323)	(5,048,697)
Class R4	(3,354,329)	(5,716,159)	(4,670,316)	(9,199,730)
Class R5	(447,294)	(587,165)	(5,615,946)	(10,739,665)
Class R6	—	—	(763,492)	(457,136)
Class Y	(4,374,439)	(1,204,668)	(41,187,648)	(76,830,945)

Total from net realized gain on investments	(129,496,880)	(196,715,448)	(209,026,808)	(367,177,231)

Total distributions	(129,496,880)	(222,415,071)	(209,026,808)	(367,177,231)

Capital Share Transactions:
Sold	466,309,038	493,312,793	4,941,271,558	2,650,865,717
Issued on reinvestment of distributions	123,834,128	212,237,633	201,230,778	354,262,220
Redeemed	(638,422,427)	(595,881,708)	(2,933,636,028)	(1,288,292,852)

Net increase (decrease) from capital share transactions	(48,279,261)	109,668,718	2,208,866,308	1,716,835,085

Net Increase (Decrease) in Net Assets	123,892,570	(242,123,045)	4,086,699,114	1,360,623,894

Net Assets:
Beginning of period	1,380,298,938	1,622,421,983	6,343,377,777	4,982,753,883

End of period	$1,504,191,508	$1,380,298,938	$10,430,076,891	$6,343,377,777

Undistributed (distributions in excess of) net investment income	$(1,829,064)	$(6,979,465)	$(483,804)	$(14,877,948)

The accompanying notes are an integral part of these financial statements.

120

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford MidCap Value Fund		Hartford Small Cap Core Fund		The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$848,551	$1,004,976	$787,051	$1,861,275	$(3,310,160)	$(2,131,806)
18,668,069	34,651,046	14,075,100	(4,108,084)	66,682,435	7,265,224
82,108,819	(36,819,846)	21,514,412	7,401,701	197,077,473	(11,905,883)

101,625,439	(1,163,824)	36,376,563	5,154,892	260,449,748	(6,772,465)

(40,847)	(275,050)	(418,020)	(70,735)	—	—
—	—	—	—	—	—
—	—	(21,501)	—	—	—
(389,629)	(127,915)	(35,368)	(11,508)	—	—
—	—	(4,536)	—	—	—
(3,233)	(22,762)	(1,224)	(746)	—	—
(34,448)	(32,762)	(538)	(332)	—	—
(323,233)	(412,075)	(1,227,713)	(629,357)	—	—

(791,390)	(870,564)	(1,708,900)	(712,678)	—	—

(17,858,964)	(17,289,556)	—	(2,941,872)	(1,339,813)	(19,573,523)
(52,454)	(115,604)	—	(103,364)	(4,904)	(143,328)
(3,017,301)	(3,418,231)	—	(800,241)	(315,082)	(4,915,440)
(7,495,690)	(2,257,530)	—	(146,403)	(905,289)	(16,064,845)
(766,406)	(739,923)	—	(47,729)	(86,418)	(1,308,316)
(865,144)	(968,135)	—	(33,653)	(438,392)	(5,735,269)
(677,060)	(552,521)	—	(12,234)	(655,380)	(8,824,997)
—	—	—	—	(26,101)	(1,036)
(5,047,633)	(10,454,900)	—	(80,943)	(1,848,510)	(23,851,463)

(35,780,652)	(35,796,400)	—	(4,166,439)	(5,619,889)	(80,418,217)

(36,572,042)	(36,666,964)	(1,708,900)	(4,879,117)	(5,619,889)	(80,418,217)

471,414,642	181,911,321	115,627,599	134,821,557	546,399,609	187,622,376
35,808,807	35,755,123	1,700,741	4,755,718	5,330,601	75,835,823
(379,688,625)	(190,066,099)	(166,969,990)	(40,062,147)	(336,713,861)	(351,220,720)

127,534,824	27,600,345	(49,641,650)	99,515,128	215,016,349	(87,762,521)

192,588,221	(10,230,443)	(14,973,987)	99,790,903	469,846,208	(174,953,203)

480,445,566	490,676,009	171,133,440	71,342,537	849,376,589	1,024,329,792

$673,033,787	$480,445,566	$156,159,453	$171,133,440	$1,319,222,797	$849,376,589

$309,256	$448,510	$406,199	$1,523,691	$—	$(2,151,347)

The accompanying notes are an integral part of these financial statements.

121

Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Small Company Fund		The Hartford Value Opportunities Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$(2,787,803)	$(4,519,278)	$2,288,873	$2,216,898
Net realized gain (loss) on investments and foreign currency transactions	50,785,166	(54,777,352)	10,591,378	1,400,711
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	75,778,230	15,918,264	24,235,367	6,510,233

Net Increase (Decrease) in Net Assets Resulting from Operations	123,775,593	(43,378,366)	37,115,618	10,127,842

Distributions to Shareholders:
From net investment income
Class A	—	—	(1,408,024)	(2,456,428)
Class B	—	—	—	(1,491)
Class C	—	—	(44,777)	(175,129)
Class I	—	—	(246,529)	(303,751)
Class R3	—	—	(11,182)	(28,706)
Class R4	—	—	(66,121)	(135,738)
Class R5	—	—	(20,935)	(38,022)
Class Y	—	—	(10,432)	(26,215)

Total from net investment income	—	—	(1,808,000)	(3,165,480)

From net realized gain on investments
Class A	—	(42,671,700)	(1,476,132)	(13,581,630)
Class B	—	(411,283)	(5,882)	(135,988)
Class C	—	(5,940,781)	(204,689)	(1,994,652)
Class I	—	(8,856,960)	(167,555)	(1,450,185)
Class R3	—	(4,392,173)	(20,360)	(234,307)
Class R4	—	(4,976,118)	(69,171)	(770,995)
Class R5	—	(3,452,139)	(15,279)	(162,116)
Class R6	—	(1,073)	—	—
Class Y	—	(30,836,502)	(6,912)	(104,674)

Total from net realized gain on investments	—	(101,538,729)	(1,965,980)	(18,434,547)

Total distributions	—	(101,538,729)	(3,773,980)	(21,600,027)

Capital Share Transactions:
Sold	190,851,786	126,281,674	47,715,054	31,296,189
Issued on reinvestment of distributions	—	100,404,598	3,602,922	20,417,747
Redeemed	(334,991,199)	(411,920,528)	(90,074,828)	(79,219,286)

Net (decrease) from capital share transactions	(144,139,413)	(185,234,256)	(38,756,852)	(27,505,350)

Net Increase (Decrease) in Net Assets	(20,363,820)	(330,151,351)	(5,415,214)	(38,977,535)

Net Assets:
Beginning of period	492,355,236	822,506,587	243,906,742	282,884,277

End of period	$471,991,416	$492,355,236	$238,491,528	$243,906,742

Undistributed (distributions in excess of) net investment income	$(3,413,489)	$(4,351,537)	$2,674,409	$1,807,270

The accompanying notes are an integral part of these financial statements.

122

Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2017
A	$34.49	$0.13	$7.39	$7.52	$(0.15)	$—	$(0.15)	$41.86	21.86%	$4,613,982	1.09	%(21)	1.08	%(21)	0.34%	123%
C	27.80	(0.12)	5.94	5.82	—	—	—	33.62	20.97	1,241,267	1.82	(21)	1.82	(21)	(0.39)	123
I	34.65	0.25	7.40	7.65	(0.26)	—	(0.26)	42.04	22.20	846,019	0.81	(21)	0.81	(21)	0.63	123
R3	37.38	0.01	8.01	8.02	(0.01)	—	(0.01)	45.39	21.47	75,201	1.42	(21)	1.40	(21)	0.03	123
R4	38.39	0.14	8.23	8.37	(0.07)	—	(0.07)	46.69	21.82	74,374	1.11	(21)	1.10	(21)	0.33	123
R5	39.15	0.28	8.37	8.65	(0.26)	—	(0.26)	47.54	22.20	40,582	0.81	(21)	0.80	(21)	0.63	123
R6	39.36	0.31	8.42	8.73	(0.29)	—	(0.29)	47.80	22.33	70,142	0.71	(21)	0.71	(21)	0.71	123
Y	39.36	0.30	8.41	8.71	(0.29)	—	(0.29)	47.78	22.27	184,502	0.72	(21)	0.72	(21)	0.70	123
F(4)	38.15	0.18	3.73	3.91	—	—	—	42.06	10.28 (5)	1,103,972	0.71	(6)(21)	0.71	(6)(21)	0.65 (6)	123

For the Year Ended October 31, 2016
A	$38.15	$0.13	$(0.57)	$(0.44)	$(0.12)	$(3.10)	$(3.22)	$34.49	(0.97)%	$4,609,594	1.11%		1.11	%(7)	0.39%	88%
B	31.00	(0.13)	(0.49)	(0.62)	—	(3.10)	(3.10)	27.28	(1.82)	58,647	2.00		2.00	(7)	(0.49)	88
C	31.48	(0.09)	(0.49)	(0.58)	—	(3.10)	(3.10)	27.80	(1.65)	1,420,171	1.83		1.83	(7)	(0.33)	88
I	38.31	0.24	(0.57)	(0.33)	(0.23)	(3.10)	(3.33)	34.65	(0.65)	1,225,026	0.81		0.81	(7)	0.70	88
R3	41.06	0.03	(0.61)	(0.58)	—	(3.10)	(3.10)	37.38	(1.26)	103,526	1.43		1.42	(7)	0.09	88
R4	42.07	0.15	(0.63)	(0.48)	(0.10)	(3.10)	(3.20)	38.39	(0.95)	100,426	1.12		1.12	(7)	0.39	88
R5	42.84	0.27	(0.64)	(0.37)	(0.22)	(3.10)	(3.32)	39.15	(0.65)	45,643	0.82		0.82	(7)	0.69	88
R6	43.03	0.33	(0.66)	(0.33)	(0.24)	(3.10)	(3.34)	39.36	(0.56)	57,432	0.72		0.72	(7)	0.85	88
Y	43.05	0.30	(0.63)	(0.33)	(0.26)	(3.10)	(3.36)	39.36	(0.55)	939,300	0.72		0.72	(7)	0.78	88

For the Year Ended October 31, 2015
A	$49.44	$0.13	$1.27	$1.40	$(0.13)	$(12.56)	$(12.69)	$38.15	4.20%	$5,453,502	1.09%		1.09%		0.34%	79%
B	42.72	(0.17)	1.01	0.84	—	(12.56)	(12.56)	31.00	3.30	158,610	1.97		1.97		(0.53)	79
C	43.13	(0.12)	1.03	0.91	—	(12.56)	(12.56)	31.48	3.47	1,799,846	1.81		1.81		(0.38)	79
I	49.60	0.26	1.26	1.52	(0.25)	(12.56)	(12.81)	38.31	4.53	1,736,395	0.78		0.78		0.66	79
R3	52.24	0.01	1.37	1.38	—	(12.56)	(12.56)	41.06	3.87	124,072	1.40		1.40		0.03	79
R4	53.19	0.14	1.41	1.55	(0.11)	(12.56)	(12.67)	42.07	4.18	179,454	1.10		1.10		0.33	79
R5	53.92	0.28	1.43	1.71	(0.23)	(12.56)	(12.79)	42.84	4.49	53,292	0.80		0.80		0.63	79
R6(8)	54.32	0.30	1.25	1.55	(0.28)	(12.56)	(12.84)	43.03	4.16 (5)	10	0.76	(6)	0.75	(6)	0.70 (6)	79
Y	54.12	0.32	1.45	1.77	(0.28)	(12.56)	(12.84)	43.05	4.60	1,253,378	0.70		0.70		0.73	79

For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$(2.00)	$49.44	12.49%	$5,789,682	1.10%		1.10%		0.46%	111%
B	40.14	(0.16)	4.62	4.46	—	(1.88)	(1.88)	42.72	11.55	270,227	1.95		1.95		(0.39)	111
C	40.46	(0.11)	4.66	4.55	—	(1.88)	(1.88)	43.13	11.69	1,992,142	1.81		1.81		(0.26)	111
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	(2.12)	49.60	12.87	2,194,464	0.76		0.76		0.79	111
R3	48.42	0.08	5.62	5.70	—	(1.88)	(1.88)	52.24	12.16	136,576	1.40		1.40		0.16	111
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	(2.00)	53.19	12.50	191,319	1.10		1.10		0.46	111
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	(2.06)	53.92	12.82	59,285	0.80		0.80		0.72	111
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	(2.18)	54.12	12.94	1,284,539	0.70		0.70		0.88	111

The accompanying notes are an integral part of these financial statements.

123

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund - (continued)
For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$—	$(0.23)	$45.91	41.56%	$5,796,609	1.14%	1.14%		0.46%	91%
B	28.60	(0.13)	11.67	11.54	—	—	—	40.14	40.35	381,022	1.99	1.99		(0.37)	91
C	28.80	(0.09)	11.76	11.67	(0.01)	—	(0.01)	40.46	40.55	1,940,617	1.85	1.85		(0.25)	91
I	32.72	0.31	13.33	13.64	(0.35)	—	(0.35)	46.01	42.02	2,019,281	0.84	0.84		0.82	91
R3	34.41	0.08	14.06	14.14	(0.13)	—	(0.13)	48.42	41.20	134,084	1.41	1.40		0.21	91
R4	34.98	0.21	14.28	14.49	(0.23)	—	(0.23)	49.24	41.63	184,618	1.10	1.10		0.51	91
R5	35.40	0.35	14.41	14.76	(0.36)	—	(0.36)	49.80	42.04	142,768	0.80	0.80		0.84	91
Y	35.58	0.39	14.48	14.87	(0.40)	—	(0.40)	50.05	42.17	1,348,160	0.70	0.70		0.91	91

Hartford Core Equity Fund
For the Year Ended October 31, 2017
A	$23.87	$0.27	$4.70	$4.97	$(0.12)	$(0.19)	$(0.31)	$28.53	21.06%	$631,817	0.75%	0.75%		1.05%	39%
C	21.94	0.07	4.33	4.40	(0.02)	(0.19)	(0.21)	26.13	20.20	316,886	1.50	1.50		0.30	39
I	23.93	0.34	4.71	5.05	(0.19)	(0.19)	(0.38)	28.60	21.37	982,686	0.52	0.52		1.30	39
R3	24.18	0.19	4.77	4.96	(0.10)	(0.19)	(0.29)	28.85	20.71	43,004	1.11	1.09		0.72	39
R4	24.54	0.27	4.84	5.11	(0.14)	(0.19)	(0.33)	29.32	21.05	172,584	0.81	0.79		1.01	39
R5	24.10	0.35	4.75	5.10	(0.20)	(0.19)	(0.39)	28.81	21.41	192,359	0.51	0.49		1.31	39
R6	24.19	0.37	4.77	5.14	(0.21)	(0.19)	(0.40)	28.93	21.52	118,527	0.41	0.41		1.38	39
Y	24.20	0.35	4.78	5.13	(0.21)	(0.19)	(0.40)	28.93	21.47	148,542	0.42	0.42		1.33	39
F(4)	26.05	0.26	2.32	2.58	—	—	—	28.63	9.90 (5)	585,057	0.41 (6)	0.41	(6)	1.39 (6)	39

For the Year Ended October 31, 2016
A	$24.05	$0.15	$0.13	$0.28	$(0.03)	$(0.43)	$(0.46)	$23.87	1.21%	$703,896	0.80%	0.80	%(9)	0.64%	29%
B	22.33	(0.02)	0.11	0.09	—	(0.43)	(0.43)	21.99	0.43	766	1.96	1.55	(9)	(0.10)	29
C	22.27	(0.03)	0.13	0.10	—	(0.43)	(0.43)	21.94	0.47	281,383	1.55	1.55	(9)	(0.12)	29
I	24.09	0.21	0.13	0.34	(0.07)	(0.43)	(0.50)	23.93	1.47	749,824	0.55	0.55	(9)	0.88	29
R3	24.44	0.08	0.13	0.21	(0.04)	(0.43)	(0.47)	24.18	0.89	36,012	1.14	1.10	(9)	0.33	29
R4	24.73	0.15	0.14	0.29	(0.05)	(0.43)	(0.48)	24.54	1.21	144,490	0.83	0.80	(9)	0.63	29
R5	24.25	0.22	0.14	0.36	(0.08)	(0.43)	(0.51)	24.10	1.52	121,871	0.53	0.50	(9)	0.93	29
R6	24.33	0.24	0.13	0.37	(0.08)	(0.43)	(0.51)	24.19	1.55	32,059	0.43	0.43	(9)	1.00	29
Y	24.33	0.24	0.13	0.37	(0.07)	(0.43)	(0.50)	24.20	1.58	281,692	0.43	0.43	(9)	0.99	29

For the Year Ended October 31, 2015
A	$22.00	$0.13	$2.21	$2.34	$—	$(0.29)	$(0.29)	$24.05	10.75%	$267,237	1.03%	0.92%		0.55%	33%
B	20.60	(0.05)	2.07	2.02	—	(0.29)	(0.29)	22.33	9.92	1,614	2.18	1.74		(0.23)	33
C	20.54	(0.04)	2.06	2.02	—	(0.29)	(0.29)	22.27	9.95	73,070	1.73	1.62		(0.17)	33
I(10)	23.30	0.12	0.67	0.79	—	—	—	24.09	3.39 (5)	136,641	0.66 (6)	0.50	(6)	0.85 (6)	33
R3	22.41	0.06	2.26	2.32	—	(0.29)	(0.29)	24.44	10.46	5,081	1.34	1.16		0.27	33
R4	22.60	0.13	2.29	2.42	—	(0.29)	(0.29)	24.73	10.82	22,020	0.98	0.82		0.54	33
R5	22.72	0.20	2.26	2.46	(0.64)	(0.29)	(0.93)	24.25	11.10	26,977	0.64	0.49		0.84	33
R6(10)	23.53	0.11	0.69	0.80	—	—	—	24.33	3.40 (5)	597	0.57 (6)	0.45	(6)	0.78 (6)	33
Y	22.79	0.21	2.27	2.48	(0.65)	(0.29)	(0.94)	24.33	11.15	18,802	0.57	0.50		0.90	33

The accompanying notes are an integral part of these financial statements.

124

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund - (continued)
For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$—	$(0.06)	$22.00	17.56%	$126,308	1.37%	1.31%		0.16%	60%
B	17.66	(0.12)	3.06	2.94	—	—	—	20.60	16.65	1,898	2.49	2.10		(0.62)	60
C	17.59	(0.10)	3.05	2.95	—	—	—	20.54	16.77	19,798	2.06	2.00		(0.53)	60
R3	19.14	(0.01)	3.32	3.31	(0.04)	—	(0.04)	22.41	17.30	481	1.70	1.50		(0.05)	60
R4	19.20	0.05	3.35	3.40	—	—	—	22.60	17.71	889	1.34	1.20		0.21	60
R5	19.38	0.12	3.36	3.48	(0.14)	—	(0.14)	22.72	18.03	374	1.04	0.90		0.56	60
Y	19.44	0.13	3.37	3.50	(0.15)	—	(0.15)	22.79	18.07	2,486	0.91	0.85		0.62	60

For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$—	$(0.15)	$18.77	30.12%	$103,104	1.40%	1.35%		0.68%	28%
B	13.70	(0.01)	3.99	3.98	(0.02)	—	(0.02)	17.66	29.10	2,480	2.50	2.10		(0.04)	28
C	13.66	—	3.98	3.98	(0.05)	—	(0.05)	17.59	29.19	15,324	2.07	2.04		(0.01)	28
R3	14.86	0.09	4.32	4.41	(0.13)	—	(0.13)	19.14	29.88	330	1.69	1.50		0.51	28
R4	14.91	0.12	4.34	4.46	(0.17)	—	(0.17)	19.20	30.24	1,227	1.29	1.20		0.69	28
R5	15.04	0.19	4.37	4.56	(0.22)	—	(0.22)	19.38	30.68	204	1.00	0.90		1.12	28
Y	15.05	0.20	4.38	4.58	(0.19)	—	(0.19)	19.44	30.73	1,963	0.88	0.85		1.19	28

The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2017
A	$23.49	$0.39	$4.75	$5.14	$(0.38)	$(0.79)	$(1.17)	$27.46	22.40%	$3,619,123	1.00%	1.00%		1.52%	26%
C	22.80	0.19	4.62	4.81	(0.20)	(0.79)	(0.99)	26.62	21.54	449,961	1.74	1.74		0.78	26
I	23.38	0.44	4.74	5.18	(0.42)	(0.79)	(1.21)	27.35	22.67	775,427	0.80	0.80		1.75	26
R3	23.75	0.30	4.81	5.11	(0.29)	(0.79)	(1.08)	27.78	21.97	77,175	1.35	1.35		1.17	26
R4	23.89	0.38	4.84	5.22	(0.37)	(0.79)	(1.16)	27.95	22.34	142,563	1.05	1.05		1.47	26
R5	23.97	0.46	4.86	5.32	(0.45)	(0.79)	(1.24)	28.05	22.72	132,739	0.74	0.74		1.76	26
R6	23.97	0.46	4.88	5.34	(0.47)	(0.79)	(1.26)	28.05	22.83	10,957	0.65	0.64		1.75	26
Y	23.97	0.50	4.84	5.34	(0.47)	(0.79)	(1.26)	28.05	22.81	605,049	0.66	0.66		1.94	26
F(4)	25.51	0.29	1.86	2.15	(0.33)	—	(0.33)	27.33	8.49 (5)	2,570,906	0.64 (6)	0.64	(6)	1.66 (6)	26

For the Year Ended October 31, 2016
A	$24.99	$0.37	$0.50	$0.87	$(0.34)	$(2.03)	$(2.37)	$23.49	4.12%	$3,501,684	1.03%	1.03	%(11)	1.59%	22%
B	24.55	0.16	0.47	0.63	(0.11)	(2.03)	(2.14)	23.04	3.12	19,716	2.01	1.96	(11)	0.71	22
C	24.34	0.19	0.47	0.66	(0.17)	(2.03)	(2.20)	22.80	3.31	437,961	1.77	1.77	(11)	0.85	22
I	24.89	0.41	0.50	0.91	(0.39)	(2.03)	(2.42)	23.38	4.31	1,779,168	0.83	0.83	(11)	1.78	22
R3	25.24	0.29	0.51	0.80	(0.26)	(2.03)	(2.29)	23.75	3.78	79,400	1.36	1.36	(11)	1.26	22
R4	25.37	0.37	0.51	0.88	(0.33)	(2.03)	(2.36)	23.89	4.10	136,673	1.06	1.06	(11)	1.56	22
R5	25.44	0.44	0.51	0.95	(0.39)	(2.03)	(2.42)	23.97	4.41	104,487	0.76	0.76	(11)	1.89	22
R6	25.44	0.42	0.55	0.97	(0.41)	(2.03)	(2.44)	23.97	4.48	2,964	0.66	0.66	(11)	1.76	22
Y	25.45	0.46	0.51	0.97	(0.42)	(2.03)	(2.45)	23.97	4.50	1,460,506	0.66	0.66	(11)	1.95	22

For the Year Ended October 31, 2015
A	$27.05	$0.36	$0.23	$0.59	$(0.35)	$(2.30)	$(2.65)	$24.99	2.46%	$3,724,804	1.02%	1.02%		1.43%	23%
B	26.59	0.14	0.22	0.36	(0.10)	(2.30)	(2.40)	24.55	1.54	44,909	1.97	1.92		0.54	23
C	26.42	0.17	0.23	0.40	(0.18)	(2.30)	(2.48)	24.34	1.70	467,006	1.76	1.76		0.69	23
I	26.95	0.41	0.23	0.64	(0.40)	(2.30)	(2.70)	24.89	2.67	1,715,056	0.81	0.81		1.64	23
R3	27.29	0.28	0.24	0.52	(0.27)	(2.30)	(2.57)	25.24	2.12	85,736	1.35	1.35		1.10	23
R4	27.42	0.36	0.23	0.59	(0.34)	(2.30)	(2.64)	25.37	2.42	150,367	1.04	1.04		1.41	23
R5	27.49	0.44	0.23	0.67	(0.42)	(2.30)	(2.72)	25.44	2.73	229,206	0.74	0.74		1.70	23
R6	27.81	0.43	(0.05)	0.38	(0.45)	(2.30)	(2.75)	25.44	1.64 (5)	10	0.71 (6)	0.70	(6)	1.71 (6)	23
Y	27.50	0.46	0.24	0.70	(0.45)	(2.30)	(2.75)	25.45	2.83	1,323,782	0.64	0.64		1.80	23

The accompanying notes are an integral part of these financial statements.

125

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund - (continued)
For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$(2.02)	$27.05	16.01%	$3,780,786	1.02%	1.02%	1.40%	23%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	(1.77)	26.59	14.91	74,126	1.96	1.94	0.50	23
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	(1.84)	26.42	15.12	467,932	1.77	1.77	0.65	23
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	(2.08)	26.95	16.22	1,883,434	0.81	0.81	1.60	23
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	(1.93)	27.29	15.61	91,839	1.35	1.35	1.07	23
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	(2.01)	27.42	15.98	159,018	1.04	1.04	1.37	23
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	(2.09)	27.49	16.32	226,236	0.74	0.74	1.68	23
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	(2.12)	27.50	16.42	1,340,941	0.64	0.64	1.81	23

For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$(0.70)	$25.28	25.17%	$3,454,165	1.05%	1.05%	1.57%	30%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	(0.50)	24.88	24.08	98,179	2.00	1.95	0.71	30
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	(0.54)	24.75	24.26	411,405	1.79	1.79	0.83	30
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	(0.75)	25.20	25.48	1,581,081	0.83	0.83	1.79	30
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	(0.64)	25.49	24.79	87,399	1.35	1.35	1.27	30
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	(0.71)	25.60	25.21	139,811	1.05	1.05	1.58	30
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	(0.77)	25.66	25.57	199,409	0.75	0.75	1.85	30
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	(0.80)	25.67	25.68	1,596,519	0.65	0.65	1.99	30

The Hartford Equity Income Fund
For the Year Ended October 31, 2017
A	$17.97	$0.35	$3.24	$3.59	$(0.32)	$(0.60)	$(0.92)	$20.64	20.51%	$1,685,398	1.00%	1.00%	1.83%	16%
C	17.89	0.21	3.21	3.42	(0.18)	(0.60)	(0.78)	20.53	19.56	449,104	1.74	1.74	1.09	16
I	17.89	0.39	3.23	3.62	(0.37)	(0.60)	(0.97)	20.54	20.76	1,111,235	0.78	0.78	2.03	16
R3	17.99	0.28	3.24	3.52	(0.25)	(0.60)	(0.85)	20.66	20.06	57,341	1.37	1.37	1.46	16
R4	18.02	0.34	3.24	3.58	(0.31)	(0.60)	(0.91)	20.69	20.39	79,632	1.06	1.06	1.77	16
R5	18.09	0.40	3.26	3.66	(0.37)	(0.60)	(0.97)	20.78	20.77	83,048	0.76	0.76	2.06	16
R6	18.13	0.41	3.28	3.69	(0.39)	(0.60)	(0.99)	20.83	20.91	29,284	0.66	0.66	2.10	16
Y	18.13	0.45	3.23	3.68	(0.38)	(0.60)	(0.98)	20.83	20.88	141,479	0.67	0.67	2.35	16
F(4)	19.22	0.24	1.37	1.61	(0.29)	—	(0.29)	20.54	8.45 (5)	674,626	0.66 (6)	0.66 (6)	1.84 (6)	16

For the Year Ended October 31, 2016
A	$18.70	$0.36	$0.64	$1.00	$(0.33)	$(1.40)	$(1.73)	$17.97	6.13%	$1,676,572	1.04%	1.04%	2.03%	14%
B	18.72	0.34	0.64	0.98	(0.30)	(1.40)	(1.70)	18.00	6.01	6,930	1.18	1.18	1.95	14
C	18.61	0.23	0.65	0.88	(0.20)	(1.40)	(1.60)	17.89	5.45	452,909	1.76	1.76	1.30	14
I	18.62	0.39	0.66	1.05	(0.38)	(1.40)	(1.78)	17.89	6.45	966,338	0.78	0.78	2.25	14
R3	18.72	0.30	0.64	0.94	(0.27)	(1.40)	(1.67)	17.99	5.77	54,732	1.38	1.38	1.68	14
R4	18.74	0.35	0.65	1.00	(0.32)	(1.40)	(1.72)	18.02	6.14	76,745	1.07	1.07	1.98	14
R5	18.81	0.41	0.64	1.05	(0.37)	(1.40)	(1.77)	18.09	6.42	65,276	0.77	0.77	2.31	14
R6	18.84	0.42	0.66	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	14,551	0.67	0.67	2.38	14
Y	18.84	0.41	0.67	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	386,011	0.67	0.67	2.35	14

The accompanying notes are an integral part of these financial statements.

126

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Equity Income Fund - (continued)
For the Year Ended October 31, 2015
A	$19.04	$0.35	$0.18	$0.53	$(0.35)	$(0.52)	$(0.87)	$18.70	2.95%	$1,757,486	1.02%	1.02%	1.87%		20%
B	19.05	0.33	0.18	0.51	(0.32)	(0.52)	(0.84)	18.72	2.82	13,915	1.16	1.16	1.75		20
C	18.96	0.21	0.18	0.39	(0.22)	(0.52)	(0.74)	18.61	2.18	461,099	1.76	1.76	1.12		20
I	18.97	0.40	0.17	0.57	(0.40)	(0.52)	(0.92)	18.62	3.18	835,297	0.76	0.76	2.13		20
R3	19.06	0.29	0.18	0.47	(0.29)	(0.52)	(0.81)	18.72	2.61	56,026	1.36	1.36	1.52		20
R4	19.08	0.34	0.18	0.52	(0.34)	(0.52)	(0.86)	18.74	2.92	74,473	1.06	1.06	1.82		20
R5	19.15	0.40	0.18	0.58	(0.40)	(0.52)	(0.92)	18.81	3.22	76,741	0.76	0.76	2.15		20
R6(8)	19.39	0.35	0.04	0.39	(0.42)	(0.52)	(0.94)	18.84	2.20 (5)	13,902	0.69 (6)	0.69 (6)	1.93	(6)	20
Y	19.19	0.42	0.17	0.59	(0.42)	(0.52)	(0.94)	18.84	3.26	246,177	0.66	0.66	2.22		20

For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$(0.89)	$19.04	12.19%	$1,951,760	1.03%	1.03%	1.83%		13%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	(0.86)	19.05	12.15	21,619	1.16	1.16	1.72		13
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	(0.76)	18.96	11.36	458,695	1.76	1.76	1.08		13
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	(0.94)	18.97	12.54	903,048	0.76	0.76	2.07		13
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	(0.83)	19.06	11.81	58,349	1.37	1.37	1.47		13
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	(0.88)	19.08	12.13	76,746	1.06	1.06	1.78		13
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	(0.94)	19.15	12.47	91,827	0.76	0.76	2.08		13
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	(0.96)	19.19	12.61	236,502	0.66	0.66	2.17		13

For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$(0.53)	$17.83	24.56%	$1,746,629	1.06%	1.06%	1.98%		17%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	(0.41)	17.82	23.87	27,131	1.65	1.65	1.44		17
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	(0.42)	17.77	23.67	336,264	1.79	1.79	1.20		17
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	(0.57)	17.76	24.93	648,568	0.78	0.78	2.18		17
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	(0.48)	17.85	24.17	47,928	1.38	1.38	1.62		17
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	(0.53)	17.87	24.58	65,286	1.08	1.08	1.89		17
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	(0.57)	17.93	24.99	72,270	0.77	0.77	2.06		17
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	(0.59)	17.96	25.13	167,906	0.67	0.67	2.35		17

The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2017
A	$37.66	$(0.23)	$10.17	$9.94	$—	$(1.40)	$(1.40)	$46.20	27.40%	$1,914,743	1.11%	1.10%	(0.57)%		119%
C	26.03	(0.36)	6.88	6.52	—	(1.40)	(1.40)	31.15	26.46	412,184	1.86	1.86	(1.32)		119
I	39.00	(0.15)	10.56	10.41	—	(1.40)	(1.40)	48.01	27.67	1,546,058	0.89	0.89	(0.35)		119
R3	37.96	(0.37)	10.24	9.87	—	(1.40)	(1.40)	46.43	26.95	48,315	1.46	1.45	(0.92)		119
R4	39.50	(0.26)	10.68	10.42	—	(1.40)	(1.40)	48.52	27.33	81,413	1.15	1.15	(0.62)		119
R5	40.78	(0.14)	11.07	10.93	—	(1.40)	(1.40)	50.31	27.74	16,530	0.86	0.85	(0.32)		119
R6	41.21	(0.12)	11.22	11.10	—	(1.40)	(1.40)	50.91	27.86	4,554	0.76	0.75	(0.26)		119
Y	41.23	(0.09)	11.18	11.09	—	(1.40)	(1.40)	50.92	27.83	104,645	0.77	0.77	(0.22)		119
F(4)	40.07	(0.10)	8.08	7.98	—	—	—	48.05	19.92 (5)	617,087	0.75 (6)	0.75 (6)	(0.34	)(6)	119

The accompanying notes are an integral part of these financial statements.

127

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Growth Opportunities Fund - (continued)
For the Year Ended October 31, 2016
A	$40.68	$(0.20)	$0.55	$0.35	$—	$(3.37)	$(3.37)	$37.66	1.04%	$1,747,532	1.14%	1.14	%(12)	(0.55)%		117%
B	29.08	(0.37)	0.35	(0.02)	—	(3.37)	(3.37)	25.69	0.09	4,249	2.09	2.06	(12)	(1.45)		117
C	29.37	(0.33)	0.36	0.03	—	(3.37)	(3.37)	26.03	0.28	420,107	1.89	1.89	(12)	(1.29)		117
I	41.98	(0.12)	0.57	0.45	(0.06)	(3.37)	(3.43)	39.00	1.25	1,726,408	0.93	0.93	(12)	(0.32)		117
R3	41.11	(0.33)	0.55	0.22	—	(3.37)	(3.37)	37.96	0.71	47,559	1.47	1.47	(12)	(0.87)		117
R4	42.51	(0.22)	0.58	0.36	—	(3.37)	(3.37)	39.50	1.02	72,213	1.17	1.17	(12)	(0.57)		117
R5	43.73	(0.08)	0.57	0.49	(0.07)	(3.37)	(3.44)	40.78	1.30	14,791	0.87	0.86	(12)	(0.20)		117
R6	44.15	(0.07)	0.61	0.54	(0.11)	(3.37)	(3.48)	41.21	1.40	942	0.77	0.77	(12)	(0.17)		117
Y	44.17	(0.08)	0.62	0.54	(0.11)	(3.37)	(3.48)	41.23	1.40	231,037	0.77	0.77	(12)	(0.19)		117

For the Year Ended October 31, 2015
A	$43.76	$(0.17)	$4.82	$4.65	$—	$(7.73)	$(7.73)	$40.68	12.72%	$1,853,433	1.12%	1.12%		(0.42)%		93%
B	33.71	(0.39)	3.49	3.10	—	(7.73)	(7.73)	29.08	11.72	15,256	2.04	2.03		(1.32)		93
C	33.91	(0.34)	3.53	3.19	—	(7.73)	(7.73)	29.37	11.95	401,542	1.86	1.86		(1.17)		93
I	44.82	(0.09)	4.98	4.89	—	(7.73)	(7.73)	41.98	12.99	2,433,134	0.89	0.89		(0.21)		93
R3	44.25	(0.31)	4.90	4.59	—	(7.73)	(7.73)	41.11	12.39	44,347	1.45	1.45		(0.76)		93
R4	45.39	(0.19)	5.04	4.85	—	(7.73)	(7.73)	42.51	12.70	60,775	1.15	1.15		(0.45)		93
R5	46.36	(0.07)	5.17	5.10	—	(7.73)	(7.73)	43.73	13.02	123,897	0.84	0.84		(0.15)		93
R6(8)	47.09	(0.06)	4.85	4.79	—	(7.73)	(7.73)	44.15	12.16 (5)	11	0.82 (6)	0.82	(6)	(0.14	)(6)	93
Y	46.70	(0.04)	5.24	5.20	—	(7.73)	(7.73)	44.17	13.16	188,938	0.75	0.75		(0.09)		93

For the Year Ended October 31, 2014
A	$38.68	$(0.13)	$6.72	$6.59	$—	$(1.51)	$(1.51)	$43.76	17.63%	$1,497,082	1.15%	1.15%		(0.33)%		136	%(13)
B	30.38	(0.37)	5.21	4.84	—	(1.51)	(1.51)	33.71	16.65	22,277	2.07	2.02		(1.18)		136	(13)
C	30.51	(0.33)	5.24	4.91	—	(1.51)	(1.51)	33.91	16.81	251,628	1.88	1.88		(1.05)		136	(13)
I	39.49	(0.04)	6.88	6.84	—	(1.51)	(1.51)	44.82	17.92	1,733,488	0.91	0.91		(0.09)		136	(13)
R3	39.21	(0.26)	6.81	6.55	—	(1.51)	(1.51)	44.25	17.28	29,954	1.46	1.45		(0.62)		136	(13)
R4	40.06	(0.14)	6.98	6.84	—	(1.51)	(1.51)	45.39	17.65	52,498	1.15	1.15		(0.32)		136	(13)
R5	40.76	(0.02)	7.13	7.11	—	(1.51)	(1.51)	46.36	18.02	102,841	0.85	0.85		(0.05)		136	(13)
Y	41.02	0.03	7.16	7.19	—	(1.51)	(1.51)	46.70	18.11	68,001	0.75	0.75		0.08		136	(13)

For the Year Ended October 31, 2013
A	$29.60	$(0.10)	$9.18	$9.08	$—	$—	$—	$38.68	30.68%	$982,699	1.19%	1.19%		(0.30)%		120	%(14)
B	23.43	(0.28)	7.23	6.95	—	—	—	30.38	29.66	24,296	2.11	1.96		(1.05)		120	(14)
C	23.52	(0.27)	7.26	6.99	—	—	—	30.51	29.72	176,392	1.90	1.90		(1.01)		120	(14)
I	30.14	(0.01)	9.36	9.35	—	—	—	39.49	31.02	1,288,778	0.92	0.92		(0.03)		120	(14)
R3	30.09	(0.19)	9.31	9.12	—	—	—	39.21	30.31	24,924	1.46	1.45		(0.56)		120	(14)
R4	30.64	(0.09)	9.51	9.42	—	—	—	40.06	30.74	44,353	1.15	1.15		(0.25)		120	(14)
R5	31.09	0.01	9.66	9.67	—	—	—	40.76	31.10	20,243	0.85	0.85		0.04		120	(14)
Y	31.25	0.05	9.72	9.77	—	—	—	41.02	31.26	57,712	0.75	0.75		0.14		120	(14)

The accompanying notes are an integral part of these financial statements.

128

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund
For the Year Ended October 31, 2017
A	$30.96	$(0.12)	$7.04	$6.92	$—	$(3.02)	$(3.02)	$34.86	24.28%	$714,694	1.29%	1.29%	(0.36)%	23%
C	26.34	(0.30)	5.88	5.58	—	(3.02)	(3.02)	28.90	23.37	242,421	2.04	2.03	(1.10)	23
I	32.15	(0.04)	7.34	7.30	—	(3.02)	(3.02)	36.43	24.59	351,686	1.03	1.03	(0.11)	23
R3	31.87	(0.23)	7.25	7.02	—	(3.02)	(3.02)	35.87	23.87	45,673	1.61	1.61	(0.68)	23
R4	33.10	(0.13)	7.55	7.42	—	(3.02)	(3.02)	37.50	24.22	35,927	1.31	1.31	(0.38)	23
R5	34.23	(0.03)	7.85	7.82	—	(3.02)	(3.02)	39.03	24.62	6,888	1.01	1.01	(0.08)	23
Y	34.54	(0.01)	7.94	7.93	—	(3.02)	(3.02)	39.45	24.72	45,193	0.93	0.93	(0.02)	23
F(4)	33.96	0.01	2.48	2.49	—	—	—	36.45	7.33 (5)	61,710	0.90 (6)	0.90 (6)	0.04 (6)	23

For the Year Ended October 31, 2016
A	$38.70	$(0.12)	$(2.52)	$(2.64)	$(0.55)	$(4.55)	$(5.10)	$30.96	(8.11)%	$757,038	1.33%	1.33%	(0.36)%	35%
B	33.41	(0.36)	(2.15)	(2.51)	(0.13)	(4.55)	(4.68)	26.22	(8.94)	2,056	2.24	2.22	(1.26)	35
C	33.73	(0.31)	(2.15)	(2.46)	(0.38)	(4.55)	(4.93)	26.34	(8.78)	254,009	2.06	2.06	(1.10)	35
I	39.98	(0.03)	(2.61)	(2.64)	(0.64)	(4.55)	(5.19)	32.15	(7.86)	228,463	1.07	1.07	(0.09)	35
R3	39.69	(0.22)	(2.61)	(2.83)	(0.44)	(4.55)	(4.99)	31.87	(8.38)	43,993	1.62	1.62	(0.66)	35
R4	41.01	(0.13)	(2.69)	(2.82)	(0.54)	(4.55)	(5.09)	33.10	(8.09)	38,273	1.32	1.32	(0.36)	35
R5	42.22	(0.02)	(2.79)	(2.81)	(0.63)	(4.55)	(5.18)	34.23	(7.82)	5,342	1.03	1.03	(0.06)	35
Y	42.54	0.02	(2.80)	(2.78)	(0.67)	(4.55)	(5.22)	34.54	(7.72)	51,125	0.92	0.92	0.05	35

For the Year Ended October 31, 2015
A	$36.60	$(0.18)	$4.77	$4.59	$—	$(2.49)	$(2.49)	$38.70	13.19%	$914,414	1.28%	1.28%	(0.46)%	39%
B	32.18	(0.46)	4.18	3.72	—	(2.49)	(2.49)	33.41	12.23	6,239	2.15	2.15	(1.35)	39
C	32.42	(0.41)	4.21	3.80	—	(2.49)	(2.49)	33.73	12.40	310,668	2.02	2.02	(1.19)	39
I	37.63	(0.07)	4.91	4.84	—	(2.49)	(2.49)	39.98	13.51	266,553	1.01	1.01	(0.18)	39
R3	37.58	(0.31)	4.91	4.60	—	(2.49)	(2.49)	39.69	12.85	59,135	1.61	1.61	(0.78)	39
R4	38.64	(0.20)	5.06	4.86	—	(2.49)	(2.49)	41.01	13.19	51,253	1.30	1.30	(0.48)	39
R5	39.60	(0.08)	5.19	5.11	—	(2.49)	(2.49)	42.22	13.52	5,326	1.01	1.01	(0.18)	39
Y	39.85	(0.03)	5.21	5.18	—	(2.49)	(2.49)	42.54	13.64	8,834	0.90	0.90	(0.08)	39

For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$—	$—	$—	$36.60	30.48%	$599,010	1.33%	1.33%	(0.40)%	28%
B	24.88	(0.36)	7.66	7.30	—	—	—	32.18	29.34	11,303	2.20	2.20	(1.27)	28
C	25.03	(0.32)	7.71	7.39	—	—	—	32.42	29.52	176,581	2.06	2.06	(1.13)	28
I	28.76	(0.04)	8.91	8.87	—	—	—	37.63	30.84	137,450	1.05	1.05	(0.12)	28
R3	28.89	(0.24)	8.93	8.69	—	—	—	37.58	30.08	40,482	1.64	1.64	(0.71)	28
R4	29.62	(0.14)	9.16	9.02	—	—	—	38.64	30.45	29,530	1.34	1.34	(0.41)	28
R5	30.27	(0.04)	9.37	9.33	—	—	—	39.60	30.82	2,323	1.05	1.05	(0.12)	28
Y	30.42	—	9.43	9.43	—	—	—	39.85	31.00	6,081	0.94	0.94	—	28

For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$—	$—	$—	$28.05	39.48%	$415,323	1.40%	1.40%	(0.24)%	32%
B	17.99	(0.23)	7.12	6.89	—	—	—	24.88	38.30	14,697	2.29	2.26	(1.08)	32
C	18.07	(0.21)	7.17	6.96	—	—	—	25.03	38.52	116,641	2.11	2.11	(0.95)	32
I	20.55	0.01	8.20	8.21	—	—	—	28.76	39.95	79,005	1.08	1.08	0.06	32
R3	20.77	(0.13)	8.25	8.12	—	—	—	28.89	39.09	24,914	1.66	1.65	(0.51)	32
R4	21.22	(0.05)	8.45	8.40	—	—	—	29.62	39.59	17,817	1.36	1.35	(0.20)	32
R5	21.62	0.05	8.60	8.65	—	—	—	30.27	40.01	1,267	1.08	1.05	0.19	32
Y	21.71	0.05	8.66	8.71	—	—	—	30.42	40.12	4,056	0.96	0.96	0.20	32

The accompanying notes are an integral part of these financial statements.

129

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Fund
For the Year Ended October 31, 2017
A	$24.25	$(0.11)	$7.00	$6.89	$—	$(0.78)	$(0.78)	$30.36	29.02%	$2,482,275	1.13%	1.12%	(0.38)%		30%
C	18.42	(0.23)	5.26	5.03	—	(0.78)	(0.78)	22.67	28.07	717,521	1.87	1.87	(1.12)		30
I	24.79	(0.05)	7.16	7.11	—	(0.78)	(0.78)	31.12	29.28	2,996,705	1.02	0.89	(0.17)		30
R3	26.88	(0.22)	7.76	7.54	—	(0.78)	(0.78)	33.64	28.59	90,582	1.47	1.47	(0.73)		30
R4	27.69	(0.14)	8.01	7.87	—	(0.78)	(0.78)	34.78	28.95	263,236	1.16	1.16	(0.43)		30
R5	28.24	(0.04)	8.17	8.13	—	(0.78)	(0.78)	35.59	29.32	356,166	0.86	0.86	(0.14)		30
R6	28.45	(0.05)	8.28	8.23	—	(0.78)	(0.78)	35.90	29.45	431,183	0.76	0.76	(0.14)		30
Y	28.44	(0.01)	8.23	8.22	—	(0.78)	(0.78)	35.88	29.43	1,847,676	0.78	0.78	(0.04)		30
F(4)	27.52	(0.03)	3.66	3.63	—	—	—	31.15	13.19 (5)	1,244,732	0.76 (6)	0.76 (6)	(0.15	)(6)	30

For the Year Ended October 31, 2016
A	$26.47	$(0.07)	$(0.22)	$(0.29)	$—	$(1.93)	$(1.93)	$24.25	(0.79)%	$2,041,826	1.17%	1.17%	(0.29)%		31%
B	20.13	(0.21)	(0.19)	(0.40)	—	(1.93)	(1.93)	17.80	(1.66)	16,842	2.06	2.06	(1.16)		31
C	20.73	(0.18)	(0.20)	(0.38)	—	(1.93)	(1.93)	18.42	(1.50)	611,311	1.89	1.89	(1.01)		31
I	26.96	(0.04)	(0.20)	(0.24)	—	(1.93)	(1.93)	24.79	(0.57)	1,725,700	1.02	1.02	(0.18)		31
R3	29.20	(0.16)	(0.23)	(0.39)	—	(1.93)	(1.93)	26.88	(1.07)	71,711	1.48	1.48	(0.59)		31
R4	29.93	(0.08)	(0.23)	(0.31)	—	(1.93)	(1.93)	27.69	(0.76)	165,137	1.18	1.18	(0.30)		31
R5	30.39	—	(0.22)	(0.22)	—	(1.93)	(1.93)	28.24	(0.47)	193,533	0.87	0.87	—		31
R6	30.58	—	(0.20)	(0.20)	—	(1.93)	(1.93)	28.45	(0.36)	26,352	0.77	0.77	0.01		31
Y	30.57	0.03	(0.23)	(0.20)	—	(1.93)	(1.93)	28.44	(0.36)	1,490,965	0.77	0.77	0.10		31

For the Year Ended October 31, 2015
A	$27.38	$(0.09)	$1.85	$1.76	$—	$(2.67)	$(2.67)	$26.47	7.28%	$2,048,529	1.14%	1.14%	(0.35)%		29%
B	21.65	(0.25)	1.40	1.15	—	(2.67)	(2.67)	20.13	6.28	24,665	2.03	2.03	(1.22)		29
C	22.18	(0.23)	1.45	1.22	—	(2.67)	(2.67)	20.73	6.46	626,345	1.88	1.88	(1.09)		29
I	27.78	(0.02)	1.87	1.85	—	(2.67)	(2.67)	26.96	7.52	702,566	0.87	0.87	(0.09)		29
R3	30.02	(0.20)	2.05	1.85	—	(2.67)	(2.67)	29.20	6.91	76,925	1.47	1.47	(0.69)		29
R4	30.61	(0.11)	2.10	1.99	—	(2.67)	(2.67)	29.93	7.26	135,698	1.16	1.16	(0.39)		29
R5	30.96	(0.03)	2.13	2.10	—	(2.67)	(2.67)	30.39	7.59	164,879	0.86	0.86	(0.09)		29
R6(8)	31.11	(0.04)	2.18	2.14	—	(2.67)	(2.67)	30.58	7.65 (5)	1,230	0.77 (6)	0.77 (6)	(0.13	)(6)	29
Y	31.10	0.01	2.13	2.14	—	(2.67)	(2.67)	30.57	7.66	1,201,917	0.76	0.76	0.04		29

For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$—	$(2.01)	$(2.01)	$27.38	15.57%	$1,891,075	1.15%	1.15%	(0.40)%		34%
B	20.88	(0.27)	3.05	2.78	—	(2.01)	(2.01)	21.65	14.56	29,446	2.05	2.05	(1.29)		34
C	21.30	(0.24)	3.13	2.89	—	(2.01)	(2.01)	22.18	14.81	544,154	1.88	1.88	(1.13)		34
I	25.95	(0.04)	3.88	3.84	—	(2.01)	(2.01)	27.78	15.89	550,720	0.90	0.90	(0.17)		34
R3	28.03	(0.21)	4.21	4.00	—	(2.01)	(2.01)	30.02	15.24	56,403	1.47	1.47	(0.72)		34
R4	28.47	(0.12)	4.27	4.15	—	(2.01)	(2.01)	30.61	15.55	94,232	1.16	1.16	(0.41)		34
R5	28.69	(0.03)	4.31	4.28	—	(2.01)	(2.01)	30.96	15.91	110,364	0.86	0.86	(0.11)		34
Y	28.77	(0.01)	4.35	4.34	—	(2.01)	(2.01)	31.10	16.08	1,078,695	0.76	0.76	(0.02)		34

For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$—	$(1.30)	$(1.30)	$25.67	34.17%	$1,847,041	1.20%	1.20%	(0.14)%		38%
B	17.00	(0.18)	5.36	5.18	—	(1.30)	(1.30)	20.88	33.01	33,232	2.11	2.07	(1.00)		38
C	17.29	(0.16)	5.47	5.31	—	(1.30)	(1.30)	21.30	33.21	474,663	1.91	1.91	(0.85)		38
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	(1.35)	25.95	34.48	277,953	0.96	0.96	0.09		38
R3	22.25	(0.10)	7.18	7.08	—	(1.30)	(1.30)	28.03	33.80	47,837	1.48	1.48	(0.43)		38
R4	22.51	(0.03)	7.29	7.26	—	(1.30)	(1.30)	28.47	34.24	77,603	1.17	1.17	(0.13)		38
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	(1.37)	28.69	34.60	91,163	0.87	0.87	0.17		38
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	(1.39)	28.77	34.73	872,297	0.77	0.77	0.28		38

The accompanying notes are an integral part of these financial statements.

130

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund
For the Year Ended October 31, 2017
A	$13.98	$0.01	$2.65	$2.66	$—	$(1.02)	$(1.02)	$15.62	19.67%	$291,082	1.23%	1.23%		0.06%	40%
C	11.90	(0.08)	2.23	2.15	—	(1.02)	(1.02)	13.03	18.66	35,520	1.96	1.96		(0.67)	40
I	14.09	0.03	2.67	2.70	(0.05)	(1.02)	(1.07)	15.72	19.81	43,342	1.20	1.10		0.20	40
R3	14.67	(0.04)	2.78	2.74	—	(1.02)	(1.02)	16.39	19.26	11,923	1.52	1.52		(0.23)	40
R4	14.87	0.01	2.82	2.83	—	(1.02)	(1.02)	16.68	19.58	12,637	1.21	1.21		0.08	40
R5	15.03	0.06	2.86	2.92	(0.05)	(1.02)	(1.07)	16.88	20.06	11,445	0.91	0.91		0.38	40
Y	15.07	0.08	2.86	2.94	(0.06)	(1.02)	(1.08)	16.93	20.10	28,403	0.82	0.82		0.48	40
F(4)	14.97	0.05	0.74	0.79	—	—	—	15.76	5.28 (5)	238,682	0.81 (6)	0.81	(6)	0.46 (6)	40

For the Year Ended October 31, 2016
A	$15.11	$0.03	$(0.03)	$—	$(0.02)	$(1.11)	$(1.13)	$13.98	0.18%	$246,023	1.30%	1.30	%(15)	0.18%	56%
B	13.15	(0.07)	(0.03)	(0.10)	—	(1.11)	(1.11)	11.94	(0.57)	637	2.42	2.12	(15)	(0.63)	56
C	13.09	(0.06)	(0.02)	(0.08)	—	(1.11)	(1.11)	11.90	(0.42)	35,965	2.02	2.02	(15)	(0.54)	56
I	15.22	0.05	(0.01)	0.04	(0.06)	(1.11)	(1.17)	14.09	0.48	83,155	1.06	1.06	(15)	0.39	56
R3	15.82	(0.01)	(0.03)	(0.04)	—	(1.11)	(1.11)	14.67	(0.07)	11,396	1.56	1.56	(15)	(0.07)	56
R4	15.99	0.03	(0.02)	0.01	(0.02)	(1.11)	(1.13)	14.87	0.30	13,448	1.25	1.25	(15)	0.23	56
R5	16.15	0.08	(0.03)	0.05	(0.06)	(1.11)	(1.17)	15.03	0.54	9,831	0.95	0.95	(15)	0.52	56
Y	16.19	0.09	(0.03)	0.06	(0.07)	(1.11)	(1.18)	15.07	0.63	79,990	0.85	0.85	(15)	0.63	56

For the Year Ended October 31, 2015
A	$16.73	$0.02	$0.25	$0.27	$(0.02)	$(1.87)	$(1.89)	$15.11	2.28%	$229,953	1.25%	1.25%		0.11%	33%
B	14.91	(0.10)	0.21	0.11	—	(1.87)	(1.87)	13.15	1.37	1,417	2.28	2.09		(0.75)	33
C	14.84	(0.08)	0.20	0.12	—	(1.87)	(1.87)	13.09	1.45	41,149	1.97	1.97		(0.62)	33
I	16.85	0.07	0.25	0.32	(0.08)	(1.87)	(1.95)	15.22	2.57	29,987	0.92	0.92		0.42	33
R3	17.45	(0.03)	0.27	0.24	—	(1.87)	(1.87)	15.82	1.97	10,204	1.52	1.52		(0.19)	33
R4	17.61	0.02	0.27	0.29	(0.04)	(1.87)	(1.91)	15.99	2.26	11,711	1.21	1.21		0.15	33
R5	17.75	0.07	0.28	0.35	(0.08)	(1.87)	(1.95)	16.15	2.62	7,564	0.92	0.92		0.44	33
Y	17.78	0.09	0.28	0.37	(0.09)	(1.87)	(1.96)	16.19	2.73	158,691	0.81	0.81		0.54	33

For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81	$1.84	$—	$(1.55)	$(1.55)	$16.73	12.32%	$222,876	1.27%	1.27%		0.19%	43%
B	14.93	(0.09)	1.62	1.53	—	(1.55)	(1.55)	14.91	11.41	2,156	2.28	2.10		(0.63)	43
C	14.85	(0.08)	1.62	1.54	—	(1.55)	(1.55)	14.84	11.56	41,382	1.99	1.99		(0.53)	43
I	16.49	0.09	1.82	1.91	—	(1.55)	(1.55)	16.85	12.75	37,414	0.92	0.92		0.53	43
R3	17.12	(0.01)	1.89	1.88	—	(1.55)	(1.55)	17.45	12.05	10,187	1.53	1.53		(0.08)	43
R4	17.21	0.04	1.91	1.95	—	(1.55)	(1.55)	17.61	12.42	9,476	1.22	1.22		0.22	43
R5	17.29	0.09	1.92	2.01	—	(1.55)	(1.55)	17.75	12.73	2,851	0.93	0.93		0.52	43
Y	17.31	0.11	1.91	2.02	—	(1.55)	(1.55)	17.78	12.79	166,729	0.82	0.82		0.63	43

For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)	$—	$(0.13)	$16.44	32.01%	$207,552	1.31%	1.31%		0.11%	59%
B	11.40	(0.09)	3.62	3.53	—	—	—	14.93	30.96	2,819	2.33	2.10		(0.68)	59
C	11.38	(0.08)	3.60	3.52	(0.05)	—	(0.05)	14.85	31.07	38,067	2.01	2.01		(0.60)	59
I	12.62	0.06	3.99	4.05	(0.18)	—	(0.18)	16.49	32.49	18,791	0.96	0.96		0.43	59
R3	13.12	(0.02)	4.15	4.13	(0.13)	—	(0.13)	17.12	31.68	5,089	1.53	1.53		(0.12)	59
R4	13.17	0.03	4.16	4.19	(0.15)	—	(0.15)	17.21	32.11	4,903	1.22	1.22		0.18	59
R5	13.23	0.06	4.19	4.25	(0.19)	—	(0.19)	17.29	32.46	1,309	0.93	0.93		0.38	59
Y	13.24	0.09	4.18	4.27	(0.20)	—	(0.20)	17.31	32.64	150,335	0.82	0.82		0.60	59

The accompanying notes are an integral part of these financial statements.

131

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Core Fund
For the Year Ended October 31, 2017
A	$11.56	$0.04	$2.63		$2.67	$(0.10)	$—	$(0.10)	$14.13	23.19%		$53,057	1.28%	1.27%		0.32%	83%
C	10.58	(0.05)	2.40		2.35	(0.02)	—	(0.02)	12.91	22.24		11,081	2.03	2.01		(0.41)	83
I	11.58	0.08	2.63		2.71	(0.14)	—	(0.14)	14.15	23.53		3,225	1.01	1.00		0.60	83
R3	11.87	0.01	2.69		2.70	(0.07)	—	(0.07)	14.50	22.79		723	1.63	1.50		0.09	83
R4	11.94	0.05	2.70		2.75	(0.08)	—	(0.08)	14.61	23.11		113	1.36	1.20		0.36	83
R5	11.96	0.10	2.71		2.81	(0.14)	—	(0.14)	14.63	23.63		44	1.01	0.90		0.74	83
Y	12.00	0.11	2.71		2.82	(0.16)	—	(0.16)	14.66	23.58		1,242	0.86	0.85		0.78	83
F(4)	13.22	0.05	0.89		0.94	—	—	—	14.16	7.11	(5)	86,675	0.88 (6)	0.85	(6)	0.52 (6)	83

For the Year Ended October 31, 2016
A	$12.35	$0.10	$(0.15	)(16)	$(0.05)	$(0.02)	$(0.72)	$(0.74)	$11.56	(0.22)%		$46,270	1.35%	1.31	%(17)	0.85%	94%
B	11.58	0.01	(0.14	)(16)	(0.13)	—	(0.72)	(0.72)	10.73	(0.93)		798	2.25	2.06	(17)	0.10	94
C	11.43	0.01	(0.14	)(16)	(0.13)	—	(0.72)	(0.72)	10.58	(0.94)		10,410	2.08	2.06	(17)	0.11	94
I	12.38	0.13	(0.15	)(16)	(0.02)	(0.06)	(0.72)	(0.78)	11.58	0.05		2,582	1.01	1.00	(17)	1.17	94
R3	12.67	0.08	(0.16	)(16)	(0.08)	—	(0.72)	(0.72)	11.87	(0.43)		734	1.61	1.51	(17)	0.65	94
R4	12.72	0.11	(0.15	)(16)	(0.04)	(0.02)	(0.72)	(0.74)	11.94	(0.09)		267	1.30	1.21	(17)	0.96	94
R5	12.78	0.13	(0.14	)(16)	(0.01)	(0.09)	(0.72)	(0.81)	11.96	0.16		44	1.00	0.91	(17)	1.08	94
Y	12.77	0.16	(0.15	)(16)	0.01	(0.06)	(0.72)	(0.78)	12.00	0.31		110,028	0.88	0.86	(17)	1.36	94

For the Year Ended October 31, 2015
A	$13.89	$0.11	$(0.28)		$(0.17)	$(0.08)	$(1.29)	$(1.37)	$12.35	(1.17)%		$51,249	1.40%	1.29%		0.85%	112%
B	13.12	0.01	(0.26)		(0.25)	—	(1.29)	(1.29)	11.58	(1.92)		1,792	2.28	2.05		0.12	112
C	12.96	0.01	(0.25)		(0.24)	—	(1.29)	(1.29)	11.43	(1.86)		12,905	2.14	2.04		0.10	112
I(10)	13.40	0.08	(1.10)		(1.02)	—	—	—	12.38	(7.61	)(5)	2,429	1.12 (6)	0.99	(6)	1.01 (6)	112
R3	14.21	0.09	(0.28)		(0.19)	(0.06)	(1.29)	(1.35)	12.67	(1.29)		830	1.70	1.50		0.64	112
R4	14.26	0.13	(0.27)		(0.14)	(0.11)	(1.29)	(1.40)	12.72	(0.97)		608	1.37	1.20		0.94	112
R5	14.32	0.17	(0.29)		(0.12)	(0.13)	(1.29)	(1.42)	12.78	(0.75)		218	1.06	0.90		1.23	112
Y	14.31	0.16	(0.27)		(0.11)	(0.14)	(1.29)	(1.43)	12.77	(0.71)		1,312	0.96	0.85		1.23	112

For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11		$1.21	$(0.14)	$(1.95)	$(2.09)	$13.89	9.22%		$54,722	1.41%	1.30%		0.75%	116%
B	14.06	—	1.05		1.05	(0.04)	(1.95)	(1.99)	13.12	8.39		3,119	2.32	2.05		0.01	116
C	13.94	—	1.03		1.03	(0.06)	(1.95)	(2.01)	12.96	8.39		13,603	2.16	2.05		—	116
R3	15.10	0.07	1.14		1.21	(0.15)	(1.95)	(2.10)	14.21	8.99		587	1.70	1.50		0.53	116
R4	15.10	0.11	1.14		1.25	(0.14)	(1.95)	(2.09)	14.26	9.31		516	1.37	1.20		0.81	116
R5	15.16	0.16	1.14		1.30	(0.19)	(1.95)	(2.14)	14.32	9.62		204	1.05	0.90		1.14	116
Y	15.14	0.17	1.14		1.31	(0.19)	(1.95)	(2.14)	14.31	9.75		247	0.96	0.85		1.20	116

For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50		$3.69	$(0.13)	$—	$(0.13)	$14.77	33.23%		$51,393	1.43%	1.30%		1.48%	140%
B	10.68	0.09	3.34		3.43	(0.05)	—	(0.05)	14.06	32.21		4,337	2.35	2.05		0.77	140
C	10.60	0.09	3.30		3.39	(0.05)	—	(0.05)	13.94	32.12		12,315	2.18	2.05		0.73	140
R3	11.47	0.14	3.61		3.75	(0.12)	—	(0.12)	15.10	32.93		598	1.68	1.50		1.05	140
R4	11.48	0.23	3.55		3.78	(0.16)	—	(0.16)	15.10	33.25		172	1.34	1.20		1.75	140
R5	11.51	0.25	3.58		3.83	(0.18)	—	(0.18)	15.16	33.71		169	1.04	0.90		1.87	140
Y	11.51	0.29	3.53		3.82	(0.19)	—	(0.19)	15.14	33.59		224	0.93	0.85		2.33	140

The accompanying notes are an integral part of these financial statements.

132

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2017
A	$44.55	$(0.25)	$13.25		$13.00	$—	$(0.31)	$(0.31)	$57.24	29.28%	$215,743	1.17%	1.16%	(0.48)%		56%
C	34.78	(0.48)	10.30		9.82	—	(0.31)	(0.31)	44.29	28.36	36,531	1.89	1.88	(1.19)		56
I	45.79	(0.18)	13.67		13.49	—	(0.31)	(0.31)	58.97	29.56	429,401	1.03	0.95	(0.33)		56
R3	44.42	(0.41)	13.19		12.78	—	(0.31)	(0.31)	56.89	28.87	14,427	1.48	1.48	(0.79)		56
R4	45.90	(0.26)	13.65		13.39	—	(0.31)	(0.31)	58.98	29.27	76,315	1.16	1.16	(0.48)		56
R5	47.52	(0.10)	14.15		14.05	—	(0.31)	(0.31)	61.26	29.67	118,794	0.86	0.86	(0.17)		56
R6	47.94	(0.06)	14.30		14.24	—	(0.31)	(0.31)	61.87	29.80	10,596	0.76	0.76	(0.11)		56
Y	48.00	(0.05)	14.29		14.24	—	(0.31)	(0.31)	61.93	29.76	370,006	0.78	0.78	(0.09)		56
F(4)	52.62	(0.09)	6.53		6.44	—	—	—	59.06	12.24 (5)	47,409	0.75 (6)	0.75 (6)	(0.24	)(6)	56

For the Year Ended October 31, 2016
A	$48.56	$(0.19)	$0.11	(16)	$(0.08)	$—	$(3.93)	$(3.93)	$44.55	0.02%	$197,738	1.25%	1.25%	(0.44)%		45%
B	39.35	(0.43)	0.05	(16)	(0.38)	—	(3.93)	(3.93)	35.04	(0.84)	606	2.35	2.09	(1.23)		45
C	39.03	(0.39)	0.07	(16)	(0.32)	—	(3.93)	(3.93)	34.78	(0.65)	37,807	1.94	1.94	(1.13)		45
I	49.68	(0.07)	0.11	(16)	0.04	—	(3.93)	(3.93)	45.79	0.28	137,606	0.99	0.99	(0.16)		45
R3	48.54	(0.30)	0.11	(16)	(0.19)	—	(3.93)	(3.93)	44.42	(0.24)	12,708	1.51	1.51	(0.70)		45
R4	49.87	(0.18)	0.14	(16)	(0.04)	—	(3.93)	(3.93)	45.90	0.09	66,273	1.19	1.19	(0.39)		45
R5	51.35	(0.04)	0.14	(16)	0.10	—	(3.93)	(3.93)	47.52	0.40	102,166	0.89	0.89	(0.09)		45
R6	51.73	(0.04)	0.18	(16)	0.14	—	(3.93)	(3.93)	47.94	0.46	4,072	0.79	0.79	(0.09)		45
Y	51.78	0.01	0.14	(16)	0.15	—	(3.93)	(3.93)	48.00	0.50	290,401	0.79	0.79	0.01		45

For the Year Ended October 31, 2015
A	$48.63	$(0.20)	$2.25		$2.05	$—	$(2.12)	$(2.12)	$48.56	4.37%	$243,999	1.21%	1.21%	(0.40)%		70%
B	40.12	(0.48)	1.83		1.35	—	(2.12)	(2.12)	39.35	3.54	1,500	2.20	2.03	(1.18)		70
C	39.77	(0.45)	1.83		1.38	—	(2.12)	(2.12)	39.03	3.62	49,549	1.91	1.91	(1.11)		70
I	49.55	(0.06)	2.31		2.25	—	(2.12)	(2.12)	49.68	4.70	209,184	0.92	0.92	(0.13)		70
R3	48.74	(0.36)	2.28		1.92	—	(2.12)	(2.12)	48.54	4.10	16,184	1.48	1.48	(0.70)		70
R4	49.86	(0.20)	2.33		2.13	—	(2.12)	(2.12)	49.87	4.44	74,037	1.17	1.17	(0.38)		70
R5	51.13	(0.05)	2.39		2.34	—	(2.12)	(2.12)	51.35	4.74	115,719	0.87	0.87	(0.10)		70
R6(8)	51.80	(0.02)	2.07		2.05	—	(2.12)	(2.12)	51.73	4.13 (5)	14	0.87 (6)	0.87 (6)	(0.05	)(6)	70
Y	51.49	0.01	2.40		2.41	—	(2.12)	(2.12)	51.78	4.84	314,145	0.77	0.77	0.02		70

For the Year Ended October 31, 2014
A	$47.96	$(0.26)	$4.36		$4.10	$—	$(3.43)	$(3.43)	$48.63	9.02%	$239,697	1.28%	1.28%	(0.55)%		61%
B	40.45	(0.54)	3.64		3.10	—	(3.43)	(3.43)	40.12	8.16	2,695	2.26	2.11	(1.36)		61
C	40.08	(0.49)	3.61		3.12	—	(3.43)	(3.43)	39.77	8.30	44,184	1.97	1.97	(1.24)		61
I	48.67	(0.12)	4.43		4.31	—	(3.43)	(3.43)	49.55	9.34	114,450	0.97	0.97	(0.25)		61
R3	48.17	(0.38)	4.38		4.00	—	(3.43)	(3.43)	48.74	8.76	8,744	1.53	1.53	(0.81)		61
R4	49.06	(0.25)	4.48		4.23	—	(3.43)	(3.43)	49.86	9.09	47,028	1.22	1.22	(0.52)		61
R5	50.07	(0.11)	4.60		4.49	—	(3.43)	(3.43)	51.13	9.45	39,856	0.91	0.91	(0.22)		61
Y	50.36	(0.05)	4.61		4.56	—	(3.43)	(3.43)	51.49	9.54	213,384	0.81	0.81	(0.10)		61

For the Year Ended October 31, 2013
A	$34.72	$(0.15)	$13.39		$13.24	$—	$—	$—	$47.96	38.13%	$226,795	1.40%	1.40%	(0.37)%		90%
B	29.50	(0.36)	11.31		10.95	—	—	—	40.45	37.12	4,552	2.40	2.15	(1.05)		90
C	29.21	(0.40)	11.27		10.87	—	—	—	40.08	37.21	33,255	2.08	2.08	(1.13)		90
I	35.10	(0.05)	13.62		13.57	—	—	—	48.67	38.66	71,601	1.04	1.04	(0.13)		90
R3	34.93	(0.26)	13.50		13.24	—	—	—	48.17	37.90	8,280	1.59	1.59	(0.62)		90
R4	35.47	(0.19)	13.78		13.59	—	—	—	49.06	38.31	17,412	1.27	1.27	(0.44)		90
R5	36.10	(0.10)	14.07		13.97	—	—	—	50.07	38.70	3,579	0.97	0.97	(0.22)		90
Y	36.27	0.03	14.06		14.09	—	—	—	50.36	38.85	121,003	0.87	0.87	0.07		90

The accompanying notes are an integral part of these financial statements.

133

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Company Fund
For the Year Ended October 31, 2017
A	$15.74	$(0.12)	$4.72	$4.60	$—	$—	$—	$20.34	29.16%		$252,187	1.39%	1.37%		(0.64)%		109%
C	11.60	(0.19)	3.46	3.27	—	—	—	14.87	28.19		26,529	2.12	2.10		(1.40)		109
I	16.43	(0.10)	4.94	4.84	—	—	—	21.27	29.40		28,052	1.49	1.15		(0.51)		109
R3	17.05	(0.17)	5.10	4.93	—	—	—	21.98	28.91		23,932	1.63	1.55		(0.84)		109
R4	17.89	(0.11)	5.36	5.25	—	—	—	23.14	29.29		23,080	1.32	1.25		(0.53)		109
R5	18.67	(0.04)	5.58	5.54	—	—	—	24.21	29.67		3,263	1.06	0.95		(0.20)		109
R6	18.99	(0.09)	5.74	5.65	—	—	—	24.64	29.75		78	1.07	0.90		(0.38)		109
Y	18.99	(0.02)	5.67	5.65	—	—	—	24.64	29.70		33,040	0.94	0.90		(0.08)		109
F(4)	18.76	(0.05)	2.59	2.54	—	—	—	21.30	13.49	(5)	81,831	0.92 (6)	0.90	(6)	(0.38	)(6)	109

For the Year Ended October 31, 2016
A	$19.36	$(0.14)	$(0.90)	$(1.04)	$—	$(2.58)	$(2.58)	$15.74	(5.73)%		$262,618	1.45%	1.43	%(18)	(0.87)%		81%
B	15.08	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.62	(6.40)		862	2.46	2.17	(18)	(1.59)		81
C	15.06	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.60	(6.41)		25,586	2.14	2.14	(18)	(1.58)		81
I	20.04	(0.10)	(0.93)	(1.03)	—	(2.58)	(2.58)	16.43	(5.45)		41,881	1.24	1.18	(18)	(0.61)		81
R3	20.77	(0.18)	(0.96)	(1.14)	—	(2.58)	(2.58)	17.05	(5.83)		29,662	1.62	1.58	(18)	(1.02)		81
R4	21.61	(0.13)	(1.01)	(1.14)	—	(2.58)	(2.58)	17.89	(5.58)		27,834	1.31	1.28	(18)	(0.71)		81
R5	22.37	(0.07)	(1.05)	(1.12)	—	(2.58)	(2.58)	18.67	(5.27)		5,283	1.00	0.97	(18)	(0.37)		81
R6	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		9	0.90	0.90	(18)	(0.34)		81
Y	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		98,620	0.90	0.90	(18)	(0.33)		81

For the Year Ended October 31, 2015
A	$24.83	$(0.17)	$(1.21)	$(1.38)	$—	$(4.09)	$(4.09)	$19.36	(6.22)%		$327,509	1.34%	1.34%		(0.77)%		96%
B	20.40	(0.27)	(0.96)	(1.23)	—	(4.09)	(4.09)	15.08	(6.98)		2,531	2.30	2.13		(1.56)		96
C	20.36	(0.25)	(0.96)	(1.21)	—	(4.09)	(4.09)	15.06	(6.87)		35,455	2.04	2.04		(1.47)		96
I	25.51	(0.12)	(1.26)	(1.38)	—	(4.09)	(4.09)	20.04	(6.03)		69,569	1.11	1.11		(0.55)		96
R3	26.39	(0.23)	(1.30)	(1.53)	—	(4.09)	(4.09)	20.77	(6.46)		35,865	1.54	1.54		(0.98)		96
R4	27.21	(0.17)	(1.34)	(1.51)	—	(4.09)	(4.09)	21.61	(6.15)		41,922	1.24	1.24		(0.68)		96
R5	27.95	(0.09)	(1.40)	(1.49)	—	(4.09)	(4.09)	22.37	(5.88)		30,053	0.97	0.95		(0.35)		96
R6(8)	28.20	(0.08)	(1.34)	(1.42)	—	(4.09)	(4.09)	22.69	(5.56	)(5)	9	0.91 (6)	0.90	(6)	(0.32	)(6)	96
Y	28.27	(0.07)	(1.42)	(1.49)	—	(4.09)	(4.09)	22.69	(5.80)		279,594	0.85	0.85		(0.28)		96

For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$—	$(2.77)	$(2.77)	$24.83	13.49%		$355,056	1.34%	1.34%		(1.01)%		92%
B	20.82	(0.36)	2.71	2.35	—	(2.77)	(2.77)	20.40	12.61		4,730	2.29	2.15		(1.80)		92
C	20.77	(0.34)	2.70	2.36	—	(2.77)	(2.77)	20.36	12.70		38,351	2.05	2.05		(1.71)		92
I	25.12	(0.19)	3.35	3.16	—	(2.77)	(2.77)	25.51	13.78		60,425	1.10	1.10		(0.77)		92
R3	26.00	(0.31)	3.47	3.16	—	(2.77)	(2.77)	26.39	13.27		60,124	1.55	1.55		(1.21)		92
R4	26.65	(0.24)	3.57	3.33	—	(2.77)	(2.77)	27.21	13.62		66,353	1.25	1.25		(0.91)		92
R5	27.23	(0.16)	3.65	3.49	—	(2.77)	(2.77)	27.95	13.95		7,585	0.97	0.95		(0.61)		92
Y	27.48	(0.14)	3.70	3.56	—	(2.77)	(2.77)	28.27	14.08		337,933	0.85	0.85		(0.51)		92

For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$—	$(1.34)	$(1.34)	$24.58	35.44%		$320,630	1.39%	1.39%		(0.73)%		106%
B	16.87	(0.27)	5.56	5.29	—	(1.34)	(1.34)	20.82	34.34		6,062	2.35	2.15		(1.47)		106
C	16.82	(0.26)	5.55	5.29	—	(1.34)	(1.34)	20.77	34.45		38,428	2.09	2.09		(1.43)		106
I	19.87	(0.11)	6.70	6.59	—	(1.34)	(1.34)	25.12	35.79		38,749	1.14	1.14		(0.52)		106
R3	20.61	(0.20)	6.93	6.73	—	(1.34)	(1.34)	26.00	35.15		57,652	1.56	1.55		(0.88)		106
R4	21.03	(0.14)	7.10	6.96	—	(1.34)	(1.34)	26.65	35.56		67,467	1.26	1.25		(0.59)		106
R5	21.39	(0.06)	7.24	7.18	—	(1.34)	(1.34)	27.23	36.02		8,321	0.99	0.95		(0.25)		106
Y	21.56	(0.05)	7.31	7.26	—	(1.34)	(1.34)	27.48	36.12		320,003	0.86	0.86		(0.20)		106

The accompanying notes are an integral part of these financial statements.

134

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Value Opportunities Fund
For the Year Ended October 31, 2017
A	$17.94	$0.19	$2.64	$2.83	$(0.14)	$(0.14)	$(0.28)	$20.49	15.89%	$180,059	1.20%	1.20%		0.95%	39%
C	15.52	0.04	2.28	2.32	(0.03)	(0.14)	(0.17)	17.67	15.05	20,312	1.93	1.93		0.22	39
I	17.75	0.24	2.60	2.84	(0.20)	(0.14)	(0.34)	20.25	16.19	15,561	0.94	0.94		1.22	39
R3	18.13	0.13	2.66	2.79	(0.08)	(0.14)	(0.22)	20.70	15.48	1,448	1.54	1.53		0.63	39
R4	18.34	0.19	2.70	2.89	(0.14)	(0.14)	(0.28)	20.95	15.87	7,550	1.20	1.20		0.96	39
R5	18.49	0.23	2.75	2.98	(0.20)	(0.14)	(0.34)	21.13	16.25	480	0.91	0.91		1.17	39
Y	18.55	0.27	2.73	3.00	(0.22)	(0.14)	(0.36)	21.19	16.32	1,052	0.83	0.83		1.31	39
F(4)	19.58	0.16	0.52	0.68	—	—	—	20.26	3.47 (5)	12,030	0.80 (6)	0.80	(6)	1.17 (6)	39

For the Year Ended October 31, 2016
A	$18.66	$0.16	$0.57	$0.73	$(0.21)	$(1.24)	$(1.45)	$17.94	4.71%	$187,475	1.25%	1.25	%(19)	0.93%	41%
B	16.45	0.02	0.48	0.50	(0.01)	(1.24)	(1.25)	15.70	3.75	695	2.41	2.11	(19)	0.11	41
C	16.34	0.03	0.49	0.52	(0.10)	(1.24)	(1.34)	15.52	3.93	22,223	1.97	1.97	(19)	0.21	41
I	18.47	0.21	0.57	0.78	(0.26)	(1.24)	(1.50)	17.75	5.03	19,139	0.92	0.92	(19)	1.23	41
R3	18.83	0.11	0.58	0.69	(0.15)	(1.24)	(1.39)	18.13	4.39	2,783	1.54	1.54	(19)	0.64	41
R4	19.03	0.17	0.59	0.76	(0.21)	(1.24)	(1.45)	18.34	4.73	8,720	1.22	1.22	(19)	0.96	41
R5	19.19	0.22	0.59	0.81	(0.27)	(1.24)	(1.51)	18.49	5.04	2,025	0.92	0.92	(19)	1.27	41
Y	19.24	0.26	0.58	0.84	(0.29)	(1.24)	(1.53)	18.55	5.14	845	0.81	0.81		1.46	41

For the Year Ended October 31, 2015
A	$20.45	$0.21	$(0.47)	$(0.26)	$(0.13)	$(1.40)	$(1.53)	$18.66	(1.20)%	$207,339	1.21%	1.21%		1.10%	55%
B	18.22	0.03	(0.40)	(0.37)	—	(1.40)	(1.40)	16.45	(1.94)	1,909	2.28	1.97		0.19	55
C	18.14	0.06	(0.42)	(0.36)	(0.04)	(1.40)	(1.44)	16.34	(1.90)	26,763	1.93	1.93		0.36	55
I	20.25	0.27	(0.45)	(0.18)	(0.20)	(1.40)	(1.60)	18.47	(0.78)	27,168	0.88	0.88		1.41	55
R3	20.62	0.15	(0.46)	(0.31)	(0.08)	(1.40)	(1.48)	18.83	(1.45)	3,657	1.52	1.49		0.79	55
R4	20.82	0.22	(0.47)	(0.25)	(0.14)	(1.40)	(1.54)	19.03	(1.11)	11,942	1.19	1.18		1.11	55
R5	20.95	0.28	(0.48)	(0.20)	(0.16)	(1.40)	(1.56)	19.19	(0.87)	2,487	0.90	0.88		1.41	55
Y	21.03	0.30	(0.49)	(0.19)	(0.20)	(1.40)	(1.60)	19.24	(0.77)	1,618	0.79	0.79		1.50	55

For the Year Ended October 31, 2014
A	$18.31	$0.17	$2.05	$2.22	$(0.08)	$—	$(0.08)	$20.45	12.18%	$237,539	1.25%	1.25%		0.87%	74	%(20)
B	16.36	0.03	1.83	1.86	—	—	—	18.22	11.37	3,928	2.27	1.97		0.19	74	(20)
C	16.29	0.02	1.83	1.85	—	—	—	18.14	11.36	31,729	1.95	1.95		0.12	74	(20)
I	18.12	0.23	2.03	2.26	(0.13)	—	(0.13)	20.25	12.56	44,306	0.87	0.87		1.17	74	(20)
R3	18.50	0.13	2.05	2.18	(0.06)	—	(0.06)	20.62	11.84	4,528	1.53	1.47		0.63	74	(20)
R4	18.64	0.18	2.09	2.27	(0.09)	—	(0.09)	20.82	12.24	13,626	1.21	1.17		0.91	74	(20)
R5	18.76	0.24	2.10	2.34	(0.15)	—	(0.15)	20.95	12.52	2,735	0.88	0.85		1.15	74	(20)
Y	18.82	0.21	2.16	2.37	(0.16)	—	(0.16)	21.03	12.64	1,841	0.83	0.83		1.07	74	(20)

For the Year Ended October 31, 2013
A	$14.02	$0.11	$4.40	$4.51	$(0.22)	$—	$(0.22)	$18.31	32.53%	$118,203	1.44%	1.35%		0.67%	81%
B	12.54	—	3.93	3.93	(0.11)	—	(0.11)	16.36	31.50	3,825	2.39	2.10		(0.03)	81
C	12.49	(0.01)	3.93	3.92	(0.12)	—	(0.12)	16.29	31.59	11,059	2.13	2.10		(0.07)	81
I	13.87	0.16	4.34	4.50	(0.25)	—	(0.25)	18.12	32.93	7,908	1.07	1.06		0.95	81
R3	14.16	0.08	4.45	4.53	(0.19)	—	(0.19)	18.50	32.31	1,480	1.68	1.55		0.49	81
R4	14.27	0.13	4.47	4.60	(0.23)	—	(0.23)	18.64	32.62	7,271	1.32	1.25		0.78	81
R5	14.36	0.18	4.50	4.68	(0.28)	—	(0.28)	18.76	33.06	1,909	1.02	0.95		1.08	81
Y	14.41	0.19	4.50	4.69	(0.28)	—	(0.28)	18.82	33.06	1,149	0.91	0.90		1.17	81

The accompanying notes are an integral part of these financial statements.

135

Domestic Equity Funds

Financial Highlights – (continued)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on February 28, 2017.
(5)	Not annualized.
(6)	Annualized.
(7)	Excluding the expenses not subject to cap, the ratios would have been 1.09%, 1.98%, 1.81%, 0.79%, 1.40%, 1.10%, 0.80%, 0.70% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(8)	Commenced operations on November 7, 2014.
(9)	Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.54%, 0.54%, 1.09%, 0.79%, 0.49%, 0.42% and 0.42% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(10)	Commenced operations on March 31, 2015.
(11)	Excluding the expenses not subject to cap, the ratios would have been 1.02%, 1.95%, 1.76%, 0.82%, 1.35%, 1.05%, 0.75%, 0.65% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(12)	Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.87%, 0.91%, 1.45%, 1.15%, 0.85%, 0.75% and 0.76% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(13)	During the year ended October 31, 2014, the Fund incurred $415.5 million in sales of securities held associated with the transition of assets from The Hartford Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(14)	During the year ended October 31, 2013, the Fund incurred $2.8 million in sales of securities held associated with the transition of assets from The Hartford Fundamental Growth Fund, which merged into the Fund on February 22, 2013. These sales are excluded from the portfolio turnover rate calculation.
(15)	Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 2.00%, 1.04%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(16)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(17)	Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(18)	Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.88% and 0.88% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(19)	Excluding the expenses not subject to cap, the ratios would have been 1.23%, 2.09%, 1.95%, 0.90%, 1.52%, 1.20%, 0.90% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(20)	During the year ended October 31, 2014, the Fund incurred $121.7 million in sales of securities held associated with the transition of assets from The Hartford Value Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(21)	Includes interest expense representing less than 0.005%.

The accompanying notes are an integral part of these financial statements.

136

Domestic Equity Funds

Notes to Financial Statements

October 31, 2017

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty-three and thirteen series, respectively, as of October 31, 2017. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Core Fund (the “Small Cap Core Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

The Hartford Small Cap Growth Fund (the “Small Cap Growth Fund”)

The Hartford Value Opportunities Fund (the “Value Opportunities Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. As of October 31, 2017, Class T shares have not commenced operations. Each of Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, MidCap Fund, Small Cap Growth Fund and Small Company Fund has registered for sale Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class T shares of each Fund have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes I, R3, R4, R5, R6, Y and F shares are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Any remaining Class B shares converted to Class A shares on September 19, 2017. Class B shares are no longer offered for sale. Class B shares were sold with a contingent deferred sales charge which was assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declined from 5.00% to zero, depending on the period of time the shares were held.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

137

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange-traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

138

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

139

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Following is quantitative information about Level 3 fair value measurements:

The Hartford Capital Appreciation Fund

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2017
Common Stock
Model	EV/Estimated Revenue	3.13x	$84,814
Cost	Trade Price	$0 to $115.02	43,467,346

Preferred Stock
Model	EV/Estimated Revenue	2.40x to 7.30x	4,828,489
Model	EV/Gross Profit	10.54x	2,346,544
Cost	Trade Price	$3.45 to $300	231,127,885

Convertible Preferred Stock
Cost	Trade Price	$30.52	855,323

Total			$282,710,401

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

The Hartford Growth Opportunities Fund

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2017
Common Stock
Model	EV/Estimated Revenue	3.13x	$984,336
Cost	Trade Price	$0 - $115.02	44,849,027

Preferred Stock
Model	EV/Estimated Revenue	2.40x to 7.30x	47,311,162
Model	EV/Gross Profit	10.54x	23,192,226
Cost	Trade Price	$7.18 to $51.81	183,688,731

Convertible Preferred Stock
Cost	Trade Price	$30.52	8,302,417

Total			$308,327,899

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

The Hartford Small Company Fund

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2017
Common Stock
Model	EV/EBITDA	4.8x	$3
Cost	Trade Price	$1.55 to $44.27	2,484,726

Preferred Stock
Model	EV/Estimated Revenue	2.40x to 7.30x	6,291,626
Cost	Trade Price	$35.37	1,679,686

Total			$10,456,041

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

140

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund many also be subject to taxes withheld on foreign dividends from securities in which the invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were

141

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2017.

Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2017, Capital Appreciation Fund and Value Opportunities Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2017, Core Equity Fund and Small Cap Growth Fund had engaged in Futures Contracts.

142

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

c)	Additional Derivative Instrument Information:

Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$635,567	$—	$—	$—	$—	$635,567

Total	$—	$635,567	$—	$—	$—	$—	$635,567

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(1,824,498)	$—	$—	$—	$—	$(1,824,498)

Total	$—	$(1,824,498)	$—	$—	$—	$—	$(1,824,498)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$117,946,645
Foreign Currency Contracts Sold at Contract Amount	$169,368,127

Core Equity Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$9,983,634	$—	$—	$9,983,634

Total	$—	$—	$—	$9,983,634	$—	$—	$9,983,634

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$848,149	$—	$—	$848,149

Total	$—	$—	$—	$848,149	$—	$—	$848,149

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	550

143

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Small Cap Growth Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$76,450	$—	$—	$76,450

Total	$—	$—	$—	$76,450	$—	$—	$76,450

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	13

Value Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$134,557	$—	$—	$—	$—	$134,557

Total	$—	$134,557	$—	$—	$—	$—	$134,557

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(104,934)	$—	$—	$—	$—	$(104,934)

Total	$—	$(104,934)	$—	$—	$—	$—	$(104,934)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(55,259)	$—	$—	$—	$—	$(55,259)

Total	$—	$(55,259)	$—	$—	$—	$—	$(55,259)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$1,492,829
Foreign Currency Contracts Sold at Contract Amount	$4,793,038

144

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

d)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2017:

Value Opportunities Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$134,557	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	134,557	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$134,557	$—

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$64,595	$—	$—	$—	$64,595
Citibank NA	69,962	—	—	—	69,962

Total	$134,557	$—	$—	$—	$134,557

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest

145

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2017. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

146

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2017 and October 31, 2016 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$35,000,073	$—	$186,899,531	$721,176,114
Core Equity Fund	14,949,454	19,484,643	2,036,395	12,002,746
Dividend and Growth Fund	125,893,891	245,619,456	125,108,771	624,692,631
Equity Income Fund	68,684,829	122,925,116	68,153,969	260,712,301
Growth Opportunities Fund	—	158,039,253	92,615,199	346,169,522
Healthcare Fund	—	129,496,880	47,036,502	175,378,569
MidCap Fund	—	209,026,808	—	367,177,231
MidCap Value Fund	694,296	35,877,746	1,600,048	35,066,916
Small Cap Core Fund	1,708,900	—	611,312	4,267,805
Small Cap Growth Fund	—	5,619,889	3,254,261	77,163,956
Small Company Fund	—	—	—	101,538,729
Value Opportunities Fund	3,773,980	—	5,996,110	15,603,917

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2017, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$488,418,369	$616,622,632	$—	$801,553,931	$1,906,594,932
Core Equity Fund	57,278,532	53,245,138	—	484,032,717	594,556,387
Dividend and Growth Fund	54,249,267	756,670,246	—	2,404,959,775	3,215,879,288
Equity Income Fund	6,025,876	215,190,709	—	1,063,997,115	1,285,213,700
Growth Opportunities Fund	114,845,983	287,900,054	—	950,424,891	1,353,170,928
Healthcare Fund	16,867,178	59,657,373	—	186,412,565	262,937,116
MidCap Fund	62,274,894	400,812,432	—	2,486,224,828	2,949,312,154
MidCap Value Fund	309,272	16,984,574	—	104,874,982	122,168,828
Small Cap Core Fund	406,199	6,583,365	—	29,702,074	36,691,638
Small Cap Growth Fund	5,566,693	55,196,706	—	236,384,543	297,147,942
Small Company Fund	—	—	(10,973,763)	80,513,060	69,539,297
Value Opportunities Fund	9,640,005	3,129,099	—	15,444,315	28,213,419

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as partnerships, REITs, return of capital from corporate stock, foreign currency, PFICs, expiration of capital loss carryforwards and utilization or write-off of net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on

147

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2017, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Capital Appreciation Fund	$(97,592)	$45,970,674	$(45,873,082)
Core Equity Fund	—	(525,736)	525,736
Dividend and Growth Fund	—	(4,355,801)	4,355,801
Equity Income Fund	—	(3,639,980)	3,639,980
Growth Opportunities Fund	(34,456)	50,452,409	(50,417,953)
Healthcare Fund	3,930	11,420,070	(11,424,000)
MidCap Fund	12,974	38,728,451	(38,741,425)
MidCap Value Fund	—	(196,415)	196,415
Small Cap Core Fund	2	(195,643)	195,641
Small Cap Growth Fund	3,088	5,461,507	(5,464,595)
Small Company Fund	(5,226,602)	3,725,851	1,500,751
Value Opportunities Fund	(1)	386,266	(386,265)

e)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Capital Appreciation Fund	$7,415,393,536	$1,006,325,875	$(204,604,291)	$801,721,584
Core Equity Fund	2,707,551,787	515,748,193	(31,715,476)	484,032,717
Dividend and Growth Fund	5,974,427,222	2,507,330,010	(102,370,235)	2,404,959,775
Equity Income Fund	3,235,018,674	1,112,773,053	(48,703,155)	1,064,069,898
Growth Opportunities Fund	3,805,728,601	999,600,497	(49,145,911)	950,454,586
Healthcare Fund	1,302,413,025	296,124,058	(109,706,069)	186,417,989
MidCap Fund	7,946,383,921	2,670,932,959	(184,708,131)	2,486,224,828
MidCap Value Fund	567,698,278	123,489,328	(18,610,565)	104,878,763
Small Cap Core Fund	126,630,676	35,279,315	(5,577,241)	29,702,074
Small Cap Growth Fund	1,077,882,213	275,295,580	(38,911,037)	236,384,543
Small Company Fund	390,079,918	91,730,243	(11,217,183)	80,513,060
Value Opportunities Fund	221,713,461	30,177,877	(14,729,618)	15,448,259

f)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

148

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

At October 31, 2017 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund
Small Company Fund	$7,560,274	$—

The Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Small Cap Core Fund, Small Cap Growth Fund and Value Opportunities Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2017.

During the year ended October 31, 2017, the Capital Appreciation Fund, Small Cap Core Fund and Small Company Fund utilized prior year capital loss carryforwards of $44,493,491, $7,724,217 and $47,373,579, respectively.

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, often referred to as Late-Year Ordinary Losses. At October 31, 2017, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
Small Company Fund	$3,413,489

g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews each Fund’s tax positions for all open tax years. As of October 31, 2017, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2017; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

149

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Management Fee Rates
Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Small Cap Core Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

150

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Management Fee Rates
Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Value Opportunities Fund	0.7000% on first $500 million and;
0.6000% on next $500 million and;
0.5900% on next $1.5 billion and;
0.5850% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5750% on over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Capital Appreciation Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

Core Equity Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Dividend and Growth Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Equity Income Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Growth Opportunities Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

Healthcare Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

MidCap Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

MidCap Value Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Small Cap Core Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

151

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Accounting Services Fee Rates
Small Cap Growth Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Small Company Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

Value Opportunities Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by a Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2017, HFMC contractually limited the total operating expenses of each Fund (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2018 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.29%	NA	1.04%	1.40%	1.10%	0.80%	0.75%	NA	0.75%
Core Equity Fund	0.79%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%	0.45%
Dividend and Growth Fund	1.25%	NA	1.00%	1.35%	1.05%	0.75%	0.70%	NA	0.70%
Equity Income Fund	1.25%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%	0.85%
Growth Opportunities Fund	1.36%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%	0.85%
Healthcare Fund	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%	0.95%
MidCap Fund	1.37%	NA	0.87%	1.50%	1.20%	0.90%	0.85%	NA	0.85%
MidCap Value Fund	1.35%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%	0.85%
Small Cap Core Fund	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	NA	0.85%	0.85%
Small Cap Growth Fund	1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%	0.95%	0.95%
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%	0.90%
Value Opportunities Fund	1.35%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%	0.85%

Prior to January 12, 2017, the MidCap Fund’s expense limit as a percentage of average daily net assets for Class I was 1.12%.

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the fiscal year ended October 31, 2017, these amounts, if any, are included in the Statements of Operations.

152

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.08%	1.81%	0.81%	1.40%	1.10%	0.80%	0.70%	0.71%	0.71%
Core Equity Fund	0.75%	1.50%	0.52%	1.09%	0.79%	0.49%	0.40%	0.42%	0.40%
Dividend and Growth Fund	1.00%	1.74%	0.80%	1.35%	1.04%	0.74%	0.64%	0.66%	0.64%
Equity Income Fund	1.00%	1.74%	0.78%	1.37%	1.06%	0.76%	0.66%	0.67%	0.66%
Growth Opportunities Fund	1.10%	1.85%	0.89%	1.45%	1.15%	0.85%	0.75%	0.76%	0.75%
Healthcare Fund	1.29%	2.03%	1.03%	1.61%	1.31%	1.01%	—	0.93%	0.90%
MidCap Fund	1.12%	1.86%	0.88%	1.46%	1.16%	0.85%	0.75%	0.78%	0.76%
MidCap Value Fund	1.23%	1.96%	1.10%	1.52%	1.21%	0.91%	—	0.82%	0.81%
Small Cap Core Fund	1.27%	2.01%	1.00%	1.50%	1.20%	0.90%	—	0.85%	0.85%
Small Cap Growth Fund	1.16%	1.88%	0.95%	1.48%	1.16%	0.86%	0.76%	0.78%	0.75%
Small Company Fund	1.36%	2.10%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%	0.90%
Value Opportunities Fund	1.20%	1.93%	0.94%	1.53%	1.20%	0.91%	—	0.82%	0.80%

e)	Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2017, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$2,567,018	$55,711
Core Equity Fund	1,892,079	79,123
Dividend and Growth Fund	4,152,052	27,077
Equity Income Fund	2,668,402	43,547
Growth Opportunities Fund	2,518,939	54,203
Healthcare Fund	1,418,630	31,286
MidCap Fund	6,295,193	82,219
MidCap Value Fund	1,182,688	7,278
Small Cap Core Fund	98,493	2,064
Small Cap Growth Fund	68,006	1,572
Small Company Fund	614,188	2,410
Value Opportunities Fund	246,437	1,930

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2017, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

153

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Prior to September 17, 2017, pursuant to the Class B Plan, a Fund paid HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% could be used for shareholder account servicing activities. The Class B Plan also provided that HFD would receive all contingent deferred sales charges attributable to Class B shares. Effective July 1, 2013, there was a reduction in the amount charged in connection with Equity Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2017, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$18,230
Core Equity Fund	6,125
Dividend and Growth Fund	17,419
Equity Income Fund	8,829
Growth Opportunities Fund	9,381
Healthcare Fund	3,134
MidCap Fund	18,298
MidCap Value Fund	1,300
Small Cap Core Fund	364
Small Cap Growth Fund	2,264
Small Company Fund	1,029
Value Opportunities Fund	543

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. During the fiscal year ended October 31, 2017, HASCO contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and Class F shares until February 28, 2018. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services during the fiscal year ended October 31, 2017, HASCO was compensated on a per account basis that varies by account type, except with respect to Class Y, for which it was compensated based on average daily net assets. Prior to May 1, 2017, Class Y shares were subject to a fee cap on transfer agency fees. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services before waivers and/or reimbursements as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.13%	0.11%	0.10%	0.01%	0.00%	0.00%	0.00%	0.01%	—
Core Equity Fund	0.10%	0.10%	0.12%	0.01%	0.00%	0.00%	0.01%	0.02%	—
Dividend and Growth Fund	0.10%	0.10%	0.15%	0.01%	0.00%	0.00%	0.01%	0.02%	—
Equity Income Fund	0.09%	0.08%	0.12%	0.01%	0.00%	0.00%	0.00%	0.01%	—
Growth Opportunities Fund	0.11%	0.11%	0.14%	0.01%	0.00%	0.01%	0.01%	0.02%	—
Healthcare Fund	0.14%	0.13%	0.13%	0.01%	0.00%	0.01%	—	0.03%	—
MidCap Fund	0.12%	0.11%	0.27%	0.01%	0.01%	0.00%	0.00%	0.03%	—
MidCap Value Fund	0.17%	0.16%	0.39%	0.02%	0.01%	0.00%	—	0.01%	—
Small Cap Core Fund	0.17%	0.17%	0.14%	0.06%	0.09%	0.04%	—	0.00%	—
Small Cap Growth Fund	0.16%	0.13%	0.27%	0.02%	0.00%	0.00%	0.00%	0.03%	—
Small Company Fund	0.22%	0.21%	0.57%	0.01%	0.01%	0.04%	0.15%	0.02%	—
Value Opportunities Fund	0.16%	0.13%	0.14%	0.05%	0.01%	0.02%	—	0.03%	—

154

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.13%	0.11%	0.10%	0.01%	0.00%	0.00%	—	0.01%	—
Core Equity Fund	0.10%	0.10%	0.12%	0.01%	0.00%	0.00%	0.00%	0.02%	—
Dividend and Growth Fund	0.10%	0.10%	0.15%	0.01%	0.00%	0.00%	0.00%	0.02%	—
Equity Income Fund	0.09%	0.08%	0.12%	0.01%	0.00%	0.00%	0.00%	0.01%	—
Growth Opportunities Fund	0.11%	0.11%	0.14%	0.01%	0.00%	0.01%	0.00%	0.02%	—
Healthcare Fund	0.14%	0.13%	0.13%	0.01%	0.00%	0.01%	—	0.03%	—
MidCap Fund	0.12%	0.11%	0.27%	0.01%	0.01%	0.00%	0.00%	0.03%	—
MidCap Value Fund	0.17%	0.16%	0.30%	0.02%	0.01%	0.00%	—	0.01%	—
Small Cap Core Fund	0.17%	0.17%	0.14%	0.06%	0.09%	0.04%	—	0.00%	—
Small Cap Growth Fund	0.16%	0.13%	0.19%	0.02%	0.00%	0.00%	0.00%	0.03%	—
Small Company Fund	0.22%	0.21%	0.30%	0.01%	0.01%	0.04%	0.02%	0.02%	—
Value Opportunities Fund	0.16%	0.13%	0.14%	0.05%	0.01%	0.02%	—	0.03%	—

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2017, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y	Class F
Capital Appreciation Fund	—	—	—	—	—	—	—	%*	—	—	%*
Core Equity Fund	—	—	—	—	—	—	—		—	—	%*
Dividend and Growth Fund	—	—	—	—	—	—	—	%*	—	—	%*
Equity Income Fund	—	—	—	—	—	—	—	%*	—	—	%*
Growth Opportunities Fund	—	—	—	—	—	—	—	%*	—	—	%*
Healthcare Fund	—	—	—	—	—	—	—		—	—	%*
MidCap Fund	—	—	—	—	—	—	—		—	—	%*
MidCap Value Fund	—	—	—	—	—	—	—		—	—	%*
Small Cap Core Fund	—	—	—	—	—	24%	—		—	—	%*
Small Cap Growth Fund	—	—	—	—	—	—	—	%*	—	—	%*
Small Company Fund	—	—	—	—	—	—	15%		—	—	%*
Value Opportunities Fund	—	—	—	—	—	—	—		—	—	%*

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5		Class R6		Class Y	Class F
Capital Appreciation Fund	—	—	—	—	—	—		—	%*	—	—	%*
Core Equity Fund	—	—	—	—	—	—		—		—	—	%*
Dividend and Growth Fund	—	—	—	—	—	—		—	%*	—	—	%*
Equity Income Fund	—	—	—	—	—	—		—	%*	—	—	%*
Growth Opportunities Fund	—	—	—	—	—	—		—	%*	—	—	%*
Healthcare Fund	—	—	—	—	—	—		—		—	—	%*
MidCap Fund	—	—	—	—	—	—		—		—	—	%*
MidCap Value Fund	—	—	—	—	—	—		—		—	—	%*
Small Cap Core Fund	—	—	—	—	—	—	%*	—		—	—	%*
Small Cap Growth Fund	—	—	—	—	—	—		—	%*	—	—	%*
Small Company Fund	—	—	—	—	—	—		—	%*	—	—	%*
Value Opportunities Fund	—	—	—	—	—	—		—		—	—	%*

*	Percentage rounds to zero.

155

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

As of October 31, 2017, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
Capital Appreciation Fund	7%
Core Equity Fund	11%
Dividend and Growth Fund	12%
Equity Income Fund	7%
Growth Opportunities Fund	3%
MidCap Fund	2%
MidCap Value Fund	7%
Small Cap Core Fund	55%
Small Cap Growth Fund	3%
Small Company Fund	2%

*	As of October 31, 2017 affiliated funds of funds invest in Class F shares.

9.	Investment Transactions:

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Capital Appreciation Fund	$10,124,634,499	$12,165,344,718
Core Equity Fund	1,477,849,961	1,070,858,180
Dividend and Growth Fund	2,001,728,338	2,622,538,147
Equity Income Fund	626,696,032	732,035,588
Growth Opportunities Fund	5,128,573,985	5,662,165,760
Healthcare Fund	320,244,640	521,928,938
MidCap Fund	4,447,874,174	2,507,961,488
MidCap Value Fund	325,230,276	234,697,792
Small Cap Core Fund	137,688,944	187,641,621
Small Cap Growth Fund	778,870,551	579,907,203
Small Company Fund	512,790,986	646,439,581
Value Opportunities Fund	95,683,414	138,371,384

156

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Capital Appreciation Fund	$—	$—
Core Equity Fund	—	—
Dividend and Growth Fund	—	—
Equity Income Fund	—	—
Growth Opportunities Fund	—	—
Healthcare Fund	—	—
MidCap Fund	—	—
MidCap Value Fund	—	—
Small Cap Core Fund	—	—
Small Cap Growth Fund	—	—
Small Company Fund	—	—
Value Opportunities Fund	—	—

Fund	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$10,124,634,499	$12,165,344,718
Core Equity Fund	1,477,849,961	1,070,858,180
Dividend and Growth Fund	2,001,728,338	2,622,538,147
Equity Income Fund	626,696,032	732,035,588
Growth Opportunities Fund	5,128,573,985	5,662,165,760
Healthcare Fund	320,244,640	521,928,938
MidCap Fund	4,447,874,174	2,507,961,488
MidCap Value Fund	325,230,276	234,697,792
Small Cap Core Fund	137,688,944	187,641,621
Small Cap Growth Fund	778,870,551	579,907,203
Small Company Fund	512,790,986	646,439,581
Value Opportunities Fund	95,683,414	138,371,384

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2017, and the year ended October 31, 2016:

Capital Appreciation Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,164,744	$199,564,635	7,324,307	$247,685,142
Shares Issued for Reinvested Dividends	507,266	18,099,252	13,199,444	445,797,555
Shares Redeemed	(29,369,647)	(1,122,236,727)	(30,189,883)	(1,029,610,751)
Shares converted (from) Class B into Class A	282,295	10,753,786	365,422	12,306,753

Net Increase (Decrease)	(23,415,342)	(893,819,054)	(9,300,710)	(323,821,301)

157

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Capital Appreciation Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class B
Shares Sold	2,300	$65,083	27,398	$733,469
Shares Issued for Reinvested Dividends	—	—	534,975	14,331,984
Shares Redeemed	(1,795,155)	(54,270,939)	(3,069,988)	(82,731,588)
Shares converted (from) Class B into Class A	(357,168)	(10,753,786)	(459,610)	(12,306,753)

Net Increase (Decrease)	(2,150,023)	(64,959,642)	(2,967,225)	(79,972,888)

Class C
Shares Sold	908,134	$28,017,263	2,348,340	$64,166,313
Shares Issued for Reinvested Dividends	—	—	5,681,816	154,884,688
Shares Redeemed	(15,083,624)	(466,301,561)	(14,118,913)	(390,154,287)

Net Increase (Decrease)	(14,175,490)	(438,284,298)	(6,088,757)	(171,103,286)

Class I
Shares Sold	9,308,674	$354,461,267	8,631,418	$294,006,166
Shares Issued for Reinvested Dividends	153,309	5,480,799	2,620,805	89,030,968
Shares Redeemed	(24,689,916)	(969,853,607)	(21,218,430)	(723,079,454)

Net Increase (Decrease)	(15,227,933)	(609,911,541)	(9,966,207)	(340,042,320)

Class R3
Shares Sold	188,350	$7,888,682	343,684	$12,699,914
Shares Issued for Reinvested Dividends	903	35,017	253,743	9,266,695
Shares Redeemed	(1,301,876)	(55,969,755)	(849,489)	(31,304,433)

Net Increase (Decrease)	(1,112,623)	(48,046,056)	(252,062)	(9,337,824)

Class R4
Shares Sold	182,457	$7,838,732	771,140	$28,753,036
Shares Issued for Reinvested Dividends	3,902	155,319	339,012	12,730,756
Shares Redeemed	(1,209,564)	(52,802,020)	(2,759,831)	(106,277,909)

Net Increase (Decrease)	(1,023,205)	(44,807,969)	(1,649,679)	(64,794,117)

Class R5
Shares Sold	88,767	$3,891,401	117,711	$4,486,512
Shares Issued for Reinvested Dividends	7,344	296,900	107,579	4,125,853
Shares Redeemed	(408,257)	(18,431,296)	(303,533)	(11,582,474)

Net Increase (Decrease)	(312,146)	(14,242,995)	(78,243)	(2,970,109)

Class R6
Shares Sold	172,552	$7,637,461	1,539,558	$57,130,674
Shares Issued for Reinvested Dividends	10,361	420,762	21	813
Shares Redeemed	(174,485)	(7,600,286)	(80,773)	(3,144,776)

Net Increase (Decrease)	8,428	457,937	1,458,806	53,986,711

Class Y
Shares Sold	616,188	$27,346,222	1,292,665	$49,286,867
Shares Issued for Reinvested Dividends	163,226	6,628,619	2,246,149	86,612,131
Shares Redeemed	(20,784,055)	(900,206,015)	(8,788,750)	(356,312,023)

Net Increase (Decrease)	(20,004,641)	(866,231,174)	(5,249,936)	(220,413,025)

158

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Capital Appreciation Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class F(1)
Shares Sold	29,236,396	$1,151,502,668	—	$—
Shares Redeemed	(2,991,743)	(121,863,993)	—	—

Net Increase (Decrease)	26,244,653	1,029,638,675	—	—

Total Net Increase (Decrease)	(51,168,322)	$(1,950,206,117)	(34,094,013)	$(1,158,468,159)

(1)	Inception date of class was February 28, 2017.

Core Equity Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,877,120	$177,410,250	28,515,362	$661,729,217
Shares Issued for Reinvested Dividends	349,387	8,648,822	247,664	5,759,471
Shares Redeemed	(14,587,496)	(377,270,813)	(10,407,376)	(247,989,272)
Shares converted (from) Class B into Class A	11,129	288,606	23,107	540,817

Net Increase (Decrease)	(7,349,860)	(190,923,135)	18,378,757	420,040,233

Class B
Shares Sold	1,681	$38,519	11,253	$245,755
Shares Issued for Reinvested Dividends	246	5,618	1,391	29,911
Shares Redeemed	(24,689)	(590,151)	(25,096)	(547,802)
Shares converted (from) Class B into Class A	(12,082)	(288,606)	(24,975)	(540,817)

Net Increase (Decrease)	(34,844)	(834,620)	(37,427)	(812,953)

Class C
Shares Sold	3,092,901	$73,214,800	10,781,544	$234,010,636
Shares Issued for Reinvested Dividends	111,839	2,548,878	74,466	1,596,545
Shares Redeemed	(3,900,683)	(94,369,709)	(1,312,986)	(28,859,187)

Net Increase (Decrease)	(695,943)	(18,606,031)	9,543,024	206,747,994

Class I
Shares Sold	24,471,971	$634,386,720	32,481,968	$760,739,092
Shares Issued for Reinvested Dividends	466,285	11,551,575	124,899	2,917,766
Shares Redeemed	(21,911,918)	(582,031,354)	(6,949,101)	(165,217,453)

Net Increase (Decrease)	3,026,338	63,906,941	25,657,766	598,439,405

Class R3
Shares Sold	687,599	$17,930,343	1,489,029	$35,644,815
Shares Issued for Reinvested Dividends	17,369	435,797	5,752	136,015
Shares Redeemed	(703,290)	(19,052,243)	(213,679)	(5,141,515)

Net Increase (Decrease)	1,678	(686,103)	1,281,102	30,639,315

159

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Core Equity Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	2,308,019	$61,308,610	5,684,360	$137,158,572
Shares Issued for Reinvested Dividends	72,386	1,842,045	18,321	438,819
Shares Redeemed	(2,381,438)	(64,035,846)	(705,577)	(17,379,034)

Net Increase (Decrease)	(1,033)	(885,191)	4,997,104	120,218,357

Class R5
Shares Sold	4,555,617	$121,521,470	4,626,287	$111,019,044
Shares Issued for Reinvested Dividends	76,727	1,914,623	25,242	593,664
Shares Redeemed	(3,012,271)	(80,384,422)	(707,822)	(16,857,806)

Net Increase (Decrease)	1,620,073	43,051,671	3,943,707	94,754,902

Class R6
Shares Sold	3,299,315	$88,189,693	1,454,286	$35,422,164
Shares Issued for Reinvested Dividends	19,786	495,139	985	23,260
Shares Redeemed	(547,508)	(14,602,257)	(154,511)	(3,759,772)

Net Increase (Decrease)	2,771,593	74,082,575	1,300,760	31,685,652

Class Y
Shares Sold	6,810,460	$178,822,552	13,248,042	$314,850,512
Shares Issued for Reinvested Dividends	183,198	4,587,881	56,439	1,349,052
Shares Redeemed	(13,499,651)	(354,549,899)	(2,436,476)	(58,410,104)

Net Increase (Decrease)	(6,505,993)	(171,139,466)	10,868,005	257,789,460

Class F(1)
Shares Sold	23,060,446	$616,539,970	—	$—
Shares Redeemed	(2,624,299)	(72,276,638)	—	—

Net Increase (Decrease)	20,436,147	544,263,332	—	—

Total Net Increase (Decrease)	13,268,156	$342,229,973	75,932,798	$1,759,502,365

(1)	Inception date of class was February 28, 2017.

Dividend and Growth Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	9,406,473	$239,603,744	11,827,823	$270,126,567
Shares Issued for Reinvested Dividends	6,609,069	165,504,244	15,721,312	349,869,481
Shares Redeemed	(33,457,545)	(853,350,313)	(27,735,505)	(641,471,001)
Shares converted (from) Class B into Class A	156,717	3,986,328	219,034	4,982,276

Net Increase (Decrease)	(17,285,286)	(444,255,997)	32,664	(16,492,677)

Class B
Shares Sold	6,611	$160,158	14,253	$316,475
Shares Issued for Reinvested Dividends	26,339	640,073	166,942	3,626,315
Shares Redeemed	(728,752)	(18,177,973)	(931,562)	(20,997,081)
Shares converted (from) Class B into Class A	(159,746)	(3,986,328)	(223,401)	(4,982,276)

Net Increase (Decrease)	(855,548)	(21,364,070)	(973,768)	(22,036,567)

160

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Dividend and Growth Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares Sold	1,526,866	$37,758,000	1,975,730	$43,860,179
Shares Issued for Reinvested Dividends	733,319	17,721,103	1,874,808	40,406,189
Shares Redeemed	(4,560,902)	(113,200,797)	(3,835,749)	(85,478,285)

Net Increase (Decrease)	(2,300,717)	(57,721,694)	14,789	(1,211,917)

Class I
Shares Sold	22,711,325	$575,025,744	17,222,827	$396,781,233
Shares Issued for Reinvested Dividends	3,509,936	87,344,338	7,426,774	164,722,133
Shares Redeemed	(73,965,598)	(1,916,415,484)	(17,459,490)	(401,433,607)

Net Increase (Decrease)	(47,744,337)	(1,254,045,402)	7,190,111	160,069,759

Class R3
Shares Sold	476,879	$12,365,032	519,679	$11,982,775
Shares Issued for Reinvested Dividends	129,613	3,274,287	326,230	7,328,236
Shares Redeemed	(1,171,747)	(30,225,539)	(899,240)	(21,027,354)

Net Increase (Decrease)	(565,255)	(14,586,220)	(53,331)	(1,716,343)

Class R4
Shares Sold	1,048,989	$27,157,243	1,292,238	$30,027,274
Shares Issued for Reinvested Dividends	189,657	4,832,188	445,962	10,088,298
Shares Redeemed	(1,859,423)	(48,565,965)	(1,943,069)	(45,862,775)

Net Increase (Decrease)	(620,777)	(16,576,534)	(204,869)	(5,747,203)

Class R5
Shares Sold	1,670,231	$43,601,599	2,473,418	$56,672,703
Shares Issued for Reinvested Dividends	74,807	1,917,718	643,549	14,588,667
Shares Redeemed	(1,371,926)	(35,926,493)	(7,766,635)	(178,504,161)

Net Increase (Decrease)	373,112	9,592,824	(4,649,668)	(107,242,791)

Class R6
Shares Sold	308,471	$8,275,471	129,875	$3,014,720
Shares Issued for Reinvested Dividends	7,374	190,644	1,015	23,989
Shares Redeemed	(48,898)	(1,292,812)	(7,608)	(181,390)

Net Increase (Decrease)	266,947	7,173,303	123,282	2,857,319

Class Y
Shares Sold	5,294,644	$137,592,186	14,279,840	$341,152,177
Shares Issued for Reinvested Dividends	2,550,115	64,996,504	6,056,885	137,719,117
Shares Redeemed	(47,201,188)	(1,219,161,737)	(11,421,763)	(267,459,707)

Net Increase (Decrease)	(39,356,429)	(1,016,573,047)	8,914,962	211,411,587

Class F(1)
Shares Sold	101,125,809	$2,608,518,662	—	$—
Shares Issued for Reinvested Dividends	538,488	14,226,973	—	—
Shares Redeemed	(7,589,523)	(200,677,712)	—	—

Net Increase (Decrease)	94,074,774	2,422,067,923	—	—

Total Net Increase (Decrease)	(14,013,516)	$(386,288,914)	10,394,172	$219,891,167

(1)	Inception date of class was February 28, 2017.

161

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Equity Income Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	8,403,580	$161,195,307	11,370,885	$198,695,633
Shares Issued for Reinvested Dividends	4,285,070	80,818,246	9,509,717	159,991,475
Shares Redeemed	(24,327,550)	(467,454,825)	(21,628,077)	(382,379,118)
Shares converted (from) Class B into Class A	21,985	423,077	32,862	562,740

Net Increase (Decrease)	(11,616,915)	(225,018,195)	(714,613)	(23,129,270)

Class B
Shares Sold	5,337	$100,412	24,955	$433,487
Shares Issued for Reinvested Dividends	13,448	251,332	66,756	1,120,750
Shares Redeemed	(381,867)	(7,338,943)	(417,297)	(7,362,995)
Shares converted (from) Class B into Class A	(21,949)	(423,077)	(32,832)	(562,740)

Net Increase (Decrease)	(385,031)	(7,410,276)	(358,418)	(6,371,498)

Class C
Shares Sold	2,808,623	$53,538,119	3,905,292	$67,671,902
Shares Issued for Reinvested Dividends	932,758	17,411,255	2,133,619	35,565,816
Shares Redeemed	(7,190,047)	(138,047,727)	(5,486,671)	(95,717,720)

Net Increase (Decrease)	(3,448,666)	(67,098,353)	552,240	7,519,998

Class I
Shares Sold	31,250,865	$595,058,009	23,418,906	$412,398,070
Shares Issued for Reinvested Dividends	2,808,344	52,835,318	4,384,964	73,583,551
Shares Redeemed	(33,964,623)	(659,327,896)	(18,641,771)	(322,149,685)

Net Increase (Decrease)	94,586	(11,434,569)	9,162,099	163,831,936

Class R3
Shares Sold	531,088	$10,210,060	636,332	$11,187,488
Shares Issued for Reinvested Dividends	132,731	2,499,715	274,858	4,621,450
Shares Redeemed	(930,203)	(17,912,523)	(862,776)	(15,151,582)

Net Increase (Decrease)	(266,384)	(5,202,748)	48,414	657,356

Class R4
Shares Sold	964,266	$18,489,393	1,164,091	$20,491,643
Shares Issued for Reinvested Dividends	164,717	3,115,559	333,156	5,617,861
Shares Redeemed	(1,539,631)	(30,095,419)	(1,212,032)	(21,456,423)

Net Increase (Decrease)	(410,648)	(8,490,467)	285,215	4,653,081

Class R5
Shares Sold	1,701,067	$32,866,093	980,118	$17,179,762
Shares Issued for Reinvested Dividends	167,094	3,180,486	359,302	6,086,582
Shares Redeemed	(1,479,877)	(28,637,778)	(1,811,543)	(32,027,998)

Net Increase (Decrease)	388,284	7,408,801	(472,123)	(8,761,654)

Class R6
Shares Sold	715,110	$13,915,010	62,177	$1,107,692
Shares Issued for Reinvested Dividends	48,750	935,399	77,955	1,325,851
Shares Redeemed	(160,586)	(3,114,915)	(75,298)	(1,366,352)

Net Increase (Decrease)	603,274	11,735,494	64,834	1,067,191

162

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Equity Income Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	3,778,525	$73,177,367	12,059,147	$207,508,098
Shares Issued for Reinvested Dividends	927,390	17,574,208	1,512,164	25,802,438
Shares Redeemed	(19,204,433)	(370,857,274)	(5,345,547)	(94,320,343)

Net Increase (Decrease)	(14,498,518)	(280,105,699)	8,225,764	138,990,193

Class F(1)
Shares Sold	36,866,158	$717,901,361	—	$—
Shares Issued for Reinvested Dividends	219,018	4,367,703	—	—
Shares Redeemed	(4,234,308)	(84,664,754)	—	—

Net Increase (Decrease)	32,850,868	637,604,310	—	—

Total Net Increase (Decrease)	3,310,850	$51,988,298	16,793,412	$278,457,333

(1)	Inception date of class was February 28, 2017.

Growth Opportunities Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,786,546	$152,275,039	7,357,144	$270,866,300
Shares Issued for Reinvested Dividends	1,678,214	60,969,478	4,073,036	149,928,457
Shares Redeemed	(10,464,860)	(415,353,408)	(10,654,646)	(392,192,252)
Shares converted (from) Class B into Class A	39,130	1,549,917	72,594	2,637,481

Net Increase (Decrease)	(4,960,970)	(200,558,974)	848,128	31,239,986

Class B
Shares Sold	2,876	$74,624	17,119	$433,669
Shares Issued for Reinvested Dividends	7,857	191,007	60,096	1,521,632
Shares Redeemed	(117,588)	(3,098,656)	(330,807)	(8,409,913)
Shares converted (from) Class B into Class A	(58,564)	(1,549,917)	(105,622)	(2,637,481)

Net Increase (Decrease)	(165,419)	(4,382,942)	(359,214)	(9,092,093)

Class C
Shares Sold	1,902,689	$51,671,101	4,946,279	$128,086,649
Shares Issued for Reinvested Dividends	707,455	17,438,762	1,506,379	38,578,363
Shares Redeemed	(5,516,994)	(149,100,056)	(3,985,761)	(102,262,704)

Net Increase (Decrease)	(2,906,850)	(79,990,193)	2,466,897	64,402,308

Class I
Shares Sold	15,194,160	$627,027,761	19,732,943	$752,758,204
Shares Issued for Reinvested Dividends	1,326,210	49,984,840	4,479,451	170,818,254
Shares Redeemed	(28,586,698)	(1,203,380,014)	(37,897,925)	(1,412,422,706)

Net Increase (Decrease)	(12,066,328)	(526,367,413)	(13,685,531)	(488,846,248)

163

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Growth Opportunities Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	320,461	$12,874,925	402,839	$14,741,027
Shares Issued for Reinvested Dividends	42,995	1,574,477	92,026	3,425,213
Shares Redeemed	(575,554)	(23,442,500)	(320,922)	(11,881,561)

Net Increase (Decrease)	(212,098)	(8,993,098)	173,943	6,284,679

Class R4
Shares Sold	385,791	$16,187,830	698,644	$26,711,871
Shares Issued for Reinvested Dividends	59,832	2,283,784	119,352	4,608,198
Shares Redeemed	(596,058)	(24,627,911)	(419,247)	(16,171,719)

Net Increase (Decrease)	(150,435)	(6,156,297)	398,749	15,148,350

Class R5
Shares Sold	201,223	$8,781,745	592,286	$22,580,594
Shares Issued for Reinvested Dividends	7,360	290,570	244,389	9,743,509
Shares Redeemed	(242,717)	(9,955,430)	(3,306,959)	(128,685,435)

Net Increase (Decrease)	(34,134)	(883,115)	(2,470,284)	(96,361,332)

Class R6
Shares Sold	87,020	$3,950,813	26,285	$1,098,560
Shares Issued for Reinvested Dividends	1,106	44,153	1,420	57,208
Shares Redeemed	(21,525)	(990,377)	(5,092)	(202,378)

Net Increase (Decrease)	66,601	3,004,589	22,613	953,390

Class Y
Shares Sold	1,117,085	$47,820,329	5,415,420	$219,325,203
Shares Issued for Reinvested Dividends	199,509	7,966,405	393,230	15,865,607
Shares Redeemed	(4,865,340)	(209,753,919)	(4,482,778)	(165,961,074)

Net Increase (Decrease)	(3,548,746)	(153,967,185)	1,325,872	69,229,736

Class F(1)
Shares Sold	13,955,194	$610,317,522	—	$—
Shares Redeemed	(1,112,423)	(50,339,486)	—	—

Net Increase (Decrease)	12,842,771	559,978,036	—	—

Total Net Increase (Decrease)	(11,135,608)	$(418,316,592)	(11,278,827)	$(407,041,224)

(1)	Inception date of class was February 28, 2017.

Healthcare Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,074,854	$100,887,347	6,281,243	$209,895,248
Shares Issued for Reinvested Dividends	2,347,488	68,382,316	3,434,927	119,540,110
Shares Redeemed	(9,393,281)	(307,692,504)	(8,924,397)	(293,106,568)
Shares converted (from) Class B into Class A	24,466	796,183	29,586	967,283

Net Increase (Decrease)	(3,946,473)	(137,626,658)	821,359	37,296,073

164

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Healthcare Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class B
Shares Sold	1,129	$29,236	7,616	$214,742
Shares Issued for Reinvested Dividends	8,049	194,533	26,330	772,283
Shares Redeemed	(58,076)	(1,579,703)	(107,514)	(3,003,955)
Shares converted (from) Class B into Class A	(29,513)	(796,183)	(34,752)	(967,283)

Net Increase (Decrease)	(78,411)	(2,152,117)	(108,320)	(2,984,213)

Class C
Shares Sold	1,050,428	$28,789,815	1,828,436	$52,737,744
Shares Issued for Reinvested Dividends	1,069,525	25,989,463	1,440,836	42,778,689
Shares Redeemed	(3,373,379)	(91,836,342)	(2,837,305)	(79,647,054)

Net Increase (Decrease)	(1,253,426)	(37,057,064)	431,967	15,869,379

Class I
Shares Sold	5,543,576	$194,876,518	4,161,816	$142,954,558
Shares Issued for Reinvested Dividends	575,267	17,470,853	920,168	33,239,324
Shares Redeemed	(3,570,688)	(120,202,602)	(4,643,081)	(156,002,724)

Net Increase (Decrease)	2,548,155	92,144,769	438,903	20,191,158

Class R3
Shares Sold	329,683	$11,316,377	484,968	$16,688,607
Shares Issued for Reinvested Dividends	131,335	3,947,936	213,051	7,622,444
Shares Redeemed	(568,086)	(19,214,710)	(807,673)	(27,133,820)

Net Increase (Decrease)	(107,068)	(3,950,397)	(109,654)	(2,822,769)

Class R4
Shares Sold	350,340	$12,572,614	378,050	$13,354,643
Shares Issued for Reinvested Dividends	101,102	3,168,538	166,989	6,202,127
Shares Redeemed	(649,864)	(22,817,530)	(638,524)	(22,323,070)

Net Increase (Decrease)	(198,422)	(7,076,378)	(93,485)	(2,766,300)

Class R5
Shares Sold	86,704	$3,274,565	106,023	$3,932,106
Shares Issued for Reinvested Dividends	9,563	311,079	17,672	678,660
Shares Redeemed	(75,813)	(2,749,264)	(93,792)	(3,388,808)

Net Increase (Decrease)	20,454	836,380	29,903	1,221,958

Class Y
Shares Sold	1,344,937	$50,839,290	1,552,667	$53,535,145
Shares Issued for Reinvested Dividends	132,970	4,369,410	36,243	1,403,996
Shares Redeemed	(1,812,466)	(71,708,676)	(316,374)	(11,275,709)

Net Increase (Decrease)	(334,559)	(16,499,976)	1,272,536	43,663,432

Class F(1)
Shares Sold	1,709,750	$63,723,276	—	$—
Shares Redeemed	(16,854)	(621,096)	—	—

Net Increase (Decrease)	1,692,896	63,102,180	—	—

Total Net Increase (Decrease)	(1,656,854)	$(48,279,261)	2,683,209	$109,668,718

(1)	Inception date of class was February 28, 2017.

165

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

MidCap Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	13,697,861	$370,849,897	15,555,128	$370,651,164
Shares Issued for Reinvested Dividends	2,511,944	64,205,299	6,427,454	149,631,121
Shares Redeemed	(18,730,943)	(508,094,045)	(15,258,356)	(366,056,899)
Shares converted (from) Class B into Class A	94,997	2,574,498	62,049	1,454,286

Net Increase (Decrease)	(2,426,141)	(70,464,351)	6,786,275	155,679,672

Class B
Shares Sold	11,351	$219,440	26,574	$467,152
Shares Issued for Reinvested Dividends	38,251	708,784	132,790	2,286,638
Shares Redeemed	(864,193)	(16,939,943)	(354,640)	(6,252,035)
Shares converted (from) Class B into Class A	(131,381)	(2,574,498)	(83,930)	(1,454,286)

Net Increase (Decrease)	(945,972)	(18,586,217)	(279,206)	(4,952,531)

Class C
Shares Sold	6,608,478	$134,048,058	6,173,274	$112,518,484
Shares Issued for Reinvested Dividends	1,276,316	24,518,038	3,179,938	56,602,900
Shares Redeemed	(9,415,920)	(192,766,826)	(6,388,859)	(116,189,978)

Net Increase (Decrease)	(1,531,126)	(34,200,730)	2,964,353	52,931,406

Class I
Shares Sold	71,231,631	$1,972,759,538	58,129,474	$1,418,593,240
Shares Issued for Reinvested Dividends	2,379,669	62,204,544	2,076,246	49,331,615
Shares Redeemed	(46,940,022)	(1,327,210,662)	(16,647,955)	(408,405,655)

Net Increase (Decrease)	26,671,278	707,753,420	43,557,765	1,059,519,200

Class R3
Shares Sold	880,433	$26,778,547	659,106	$17,508,553
Shares Issued for Reinvested Dividends	71,833	2,040,045	188,534	4,877,369
Shares Redeemed	(926,904)	(28,010,282)	(814,344)	(21,672,742)

Net Increase (Decrease)	25,362	808,310	33,296	713,180

Class R4
Shares Sold	3,535,831	$111,752,961	3,006,475	$82,666,863
Shares Issued for Reinvested Dividends	143,218	4,193,429	301,787	8,021,498
Shares Redeemed	(2,074,108)	(64,808,643)	(1,877,827)	(51,812,626)

Net Increase (Decrease)	1,604,941	51,137,747	1,430,435	38,875,735

Class R5
Shares Sold	5,047,179	$164,141,302	2,539,012	$70,735,603
Shares Issued for Reinvested Dividends	182,387	5,451,117	387,079	10,462,742
Shares Redeemed	(2,077,360)	(66,613,294)	(1,496,523)	(41,483,046)

Net Increase (Decrease)	3,152,206	102,979,125	1,429,568	39,715,299

Class R6
Shares Sold	11,749,683	$393,959,257	958,173	$27,674,388
Shares Issued for Reinvested Dividends	25,348	763,492	16,800	457,136
Shares Redeemed	(691,316)	(23,217,389)	(88,833)	(2,506,590)

Net Increase (Decrease)	11,083,715	371,505,360	886,140	25,624,934

166

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

MidCap Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	18,114,176	$581,578,429	20,168,263	$550,050,270
Shares Issued for Reinvested Dividends	1,233,268	37,146,030	2,668,794	72,591,201
Shares Redeemed	(20,282,059)	(650,749,214)	(9,728,296)	(273,913,281)

Net Increase (Decrease)	(934,615)	(32,024,755)	13,108,761	348,728,190

Class F(1)
Shares Sold	41,832,015	$1,185,184,129	—	$—
Shares Redeemed	(1,869,804)	(55,225,730)	—	—

Net Increase (Decrease)	39,962,211	1,129,958,399	—	—

Total Net Increase (Decrease)	76,661,859	$2,208,866,308	69,917,387	$1,716,835,085

(1)	Inception date of class was February 28, 2017.

MidCap Value Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,154,128	$61,296,764	5,032,229	$68,859,630
Shares Issued for Reinvested Dividends	1,230,848	17,736,292	1,281,207	17,390,710
Shares Redeemed	(4,358,872)	(64,279,058)	(3,961,991)	(54,844,846)
Shares converted (from) Class B into Class A	17,268	252,991	21,277	287,705

Net Increase (Decrease)	1,043,372	15,006,989	2,372,722	31,693,199

Class B
Shares Sold	3,033	$37,324	10,348	$124,140
Shares Issued for Reinvested Dividends	4,279	51,900	9,900	115,336
Shares Redeemed	(40,156)	(496,814)	(49,867)	(578,174)
Shares converted (from) Class B into Class A	(20,548)	(252,991)	(24,791)	(287,705)

Net Increase (Decrease)	(53,392)	(660,581)	(54,410)	(626,403)

Class C
Shares Sold	435,278	$5,397,575	415,198	$4,858,584
Shares Issued for Reinvested Dividends	239,720	2,898,214	276,461	3,206,945
Shares Redeemed	(971,515)	(12,065,234)	(810,623)	(9,514,569)

Net Increase (Decrease)	(296,517)	(3,769,445)	(118,964)	(1,449,040)

Class I
Shares Sold	7,668,101	$113,347,001	5,377,853	$76,102,795
Shares Issued for Reinvested Dividends	537,204	7,802,361	164,226	2,248,438
Shares Redeemed	(11,348,437)	(168,768,887)	(1,612,305)	(21,628,845)

Net Increase (Decrease)	(3,143,132)	(47,619,525)	3,929,774	56,722,388

Class R3
Shares Sold	177,173	$2,748,016	276,345	$3,795,520
Shares Issued for Reinvested Dividends	46,905	711,084	47,551	677,606
Shares Redeemed	(273,623)	(4,261,223)	(192,291)	(2,742,231)

Net Increase (Decrease)	(49,545)	(802,123)	131,605	1,730,895

167

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

MidCap Value Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	161,482	$2,531,111	383,094	$5,890,463
Shares Issued for Reinvested Dividends	50,007	769,092	61,300	884,311
Shares Redeemed	(358,311)	(5,595,671)	(272,150)	(3,910,822)

Net Increase (Decrease)	(146,822)	(2,295,468)	172,244	2,863,952

Class R5
Shares Sold	442,137	$6,996,338	401,029	$5,990,953
Shares Issued for Reinvested Dividends	30,139	469,074	24,999	364,802
Shares Redeemed	(448,120)	(7,330,484)	(240,467)	(3,486,688)

Net Increase (Decrease)	24,156	134,928	185,561	2,869,067

Class Y
Shares Sold	908,779	$14,411,608	1,137,558	$16,289,236
Shares Issued for Reinvested Dividends	344,028	5,370,790	742,878	10,866,975
Shares Redeemed	(4,881,032)	(77,562,637)	(6,378,833)	(93,359,924)

Net Increase (Decrease)	(3,628,225)	(57,780,239)	(4,498,397)	(66,203,713)

Class F(1)
Shares Sold	17,748,783	$264,648,905	—	$—
Shares Redeemed	(2,602,305)	(39,328,617)	—	—

Net Increase (Decrease)	15,146,478	225,320,288	—	—

Total Net Increase (Decrease)	8,896,373	$127,534,824	2,120,135	$27,600,345

(1)	Inception date of class was February 28, 2017.

Small Cap Core Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	603,467	$7,986,312	550,030	$6,238,624
Shares Issued for Reinvested Dividends	31,473	413,874	267,018	2,973,909
Shares Redeemed	(904,594)	(11,990,349)	(992,026)	(11,359,315)
Shares converted (from) Class B into Class A	24,211	320,549	27,315	307,269

Net Increase (Decrease)	(245,443)	(3,269,614)	(147,663)	(1,839,513)

Class B
Shares Sold	1,728	$21,326	1,198	$13,124
Shares Issued for Reinvested Dividends	—	—	9,645	100,111
Shares Redeemed	(50,117)	(613,352)	(61,792)	(660,274)
Shares converted (from) Class B into Class A	(26,012)	(320,549)	(29,320)	(307,269)

Net Increase (Decrease)	(74,401)	(912,575)	(80,269)	(854,308)

168

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Small Cap Core Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares Sold	155,494	$1,884,290	96,805	$1,003,040
Shares Issued for Reinvested Dividends	1,705	20,614	75,093	768,199
Shares Redeemed	(282,619)	(3,440,589)	(316,903)	(3,293,999)

Net Increase (Decrease)	(125,420)	(1,535,685)	(145,005)	(1,522,760)

Class I
Shares Sold	209,790	$2,773,800	101,115	$1,200,325
Shares Issued for Reinvested Dividends	2,520	33,089	11,604	129,624
Shares Redeemed	(207,226)	(2,719,085)	(86,090)	(963,941)

Net Increase (Decrease)	5,084	87,804	26,629	366,008

Class R3
Shares Sold	38,613	$522,043	23,514	$256,934
Shares Issued for Reinvested Dividends	332	4,489	3,778	43,183
Shares Redeemed	(50,928)	(696,323)	(31,000)	(369,576)

Net Increase (Decrease)	(11,983)	(169,791)	(3,708)	(69,459)

Class R4
Shares Sold	5,133	$69,769	13,580	$152,568
Shares Issued for Reinvested Dividends	31	424	1,552	17,826
Shares Redeemed	(19,791)	(270,731)	(40,594)	(455,990)

Net Increase (Decrease)	(14,627)	(200,538)	(25,462)	(285,596)

Class R5
Shares Issued for Reinvested Dividends	40	538	1,087	12,566
Shares Redeemed	(722)	(9,853)	(14,420)	(165,254)

Net Increase (Decrease)	(682)	(9,315)	(13,333)	(152,688)

Class Y
Shares Sold	21,281	$291,830	10,902,807	$125,956,942
Shares Issued for Reinvested Dividends	90,273	1,227,713	60,169	710,300
Shares Redeemed	(9,199,056)	(124,660,345)	(1,893,466)	(22,793,798)

Net Increase (Decrease)	(9,087,502)	(123,140,802)	9,069,510	103,873,444

Class F(1)
Shares Sold	7,809,069	$102,078,229	—	$—
Shares Redeemed	(1,686,931)	(22,569,363)	—	—

Net Increase (Decrease)	6,122,138	79,508,866	—	—

Total Net Increase (Decrease)	(3,432,836)	$(49,641,650)	8,680,699	$99,515,128

(1)	Inception date of class was February 28, 2017.

169

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Small Cap Growth Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	100,620	$5,180,193	175,287	$7,764,790
Shares Issued for Reinvested Dividends	26,841	1,327,268	446,050	19,403,159
Shares Redeemed	(804,016)	(41,597,654)	(1,216,680)	(51,367,031)
Shares converted (from) Class B into Class A	7,156	367,725	8,996	382,075

Net Increase (Decrease)	(669,399)	(34,722,468)	(586,347)	(23,817,007)

Class B
Shares Sold	—	$—	20	$673
Shares Issued for Reinvested Dividends	122	4,725	4,012	138,286
Shares Redeemed	(8,259)	(333,556)	(13,491)	(458,601)
Shares converted (from) Class B into Class A	(9,147)	(367,725)	(11,368)	(382,075)

Net Increase (Decrease)	(17,284)	(696,556)	(20,827)	(701,717)

Class C
Shares Sold	27,810	$1,120,166	30,975	$1,053,636
Shares Issued for Reinvested Dividends	7,807	300,558	135,865	4,642,494
Shares Redeemed	(297,822)	(11,918,718)	(349,180)	(11,966,240)

Net Increase (Decrease)	(262,205)	(10,497,994)	(182,340)	(6,270,110)

Class I
Shares Sold	5,453,731	$299,210,797	1,504,156	$67,359,589
Shares Issued for Reinvested Dividends	16,891	858,892	333,611	14,882,404
Shares Redeemed	(1,193,851)	(63,798,790)	(3,043,594)	(133,228,190)

Net Increase (Decrease)	4,276,771	236,270,899	(1,205,827)	(50,986,197)

Class R3
Shares Sold	58,580	$3,036,375	78,713	$3,382,945
Shares Issued for Reinvested Dividends	1,359	66,948	24,023	1,044,263
Shares Redeemed	(92,422)	(4,735,061)	(150,025)	(6,618,060)

Net Increase (Decrease)	(32,483)	(1,631,738)	(47,289)	(2,190,852)

Class R4
Shares Sold	313,584	$16,719,576	359,856	$16,159,472
Shares Issued for Reinvested Dividends	6,795	346,216	102,431	4,587,890
Shares Redeemed	(470,437)	(25,234,337)	(502,779)	(22,607,555)

Net Increase (Decrease)	(150,058)	(8,168,545)	(40,492)	(1,860,193)

Class R5
Shares Sold	447,938	$24,812,770	472,492	$21,498,860
Shares Issued for Reinvested Dividends	11,272	594,913	172,986	8,000,609
Shares Redeemed	(670,155)	(36,975,735)	(748,942)	(34,942,100)

Net Increase (Decrease)	(210,945)	(11,568,052)	(103,464)	(5,442,631)

Class R6
Shares Sold	106,553	$6,160,560	101,337	$4,504,644
Shares Issued for Reinvested Dividends	490	26,101	22	1,036
Shares Redeemed	(20,716)	(1,157,686)	(16,674)	(780,149)

Net Increase (Decrease)	86,327	5,028,975	84,685	3,725,531

170

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Small Cap Growth Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	2,205,196	$126,004,854	1,411,283	$65,897,767
Shares Issued for Reinvested Dividends	33,845	1,804,980	495,729	23,135,682
Shares Redeemed	(2,314,871)	(128,364,257)	(1,923,627)	(89,252,794)

Net Increase (Decrease)	(75,830)	(554,423)	(16,615)	(219,345)

Class F(1)
Shares Sold	1,204,782	$64,154,318	—	$—
Shares Redeemed	(402,000)	(22,598,067)	—	—

Net Increase (Decrease)	802,782	41,556,251	—	—

Total Net Increase (Decrease)	3,747,676	$215,016,349	(2,118,516)	$(87,762,521)

(1)	Inception date of class was February 28, 2017.

Small Company Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,966,446	$35,474,634	3,213,407	$50,626,998
Shares Issued for Reinvested Dividends	—	—	2,616,747	42,260,470
Shares Redeemed	(6,261,787)	(110,500,761)	(6,095,959)	(97,416,270)
Shares converted (from) Class B into Class A	16,712	298,785	28,971	456,183

Net Increase (Decrease)	(4,278,629)	(74,727,342)	(236,834)	(4,072,619)

Class B
Shares Sold	447	$5,791	6,823	$79,319
Shares Issued for Reinvested Dividends	—	—	33,958	407,499
Shares Redeemed	(51,933)	(683,587)	(95,455)	(1,115,727)
Shares converted (from) Class B into Class A	(22,710)	(298,785)	(38,966)	(456,183)

Net Increase (Decrease)	(74,196)	(976,581)	(93,640)	(1,085,092)

Class C
Shares Sold	140,709	$1,850,290	194,329	$2,328,208
Shares Issued for Reinvested Dividends	—	—	472,301	5,658,168
Shares Redeemed	(562,765)	(7,472,545)	(815,989)	(9,741,662)

Net Increase (Decrease)	(422,056)	(5,622,255)	(149,359)	(1,755,286)

Class I
Shares Sold	3,320,787	$61,901,911	2,023,112	$33,954,869
Shares Issued for Reinvested Dividends	—	—	517,744	8,708,431
Shares Redeemed	(4,551,187)	(87,638,838)	(3,462,909)	(56,677,439)

Net Increase (Decrease)	(1,230,400)	(25,736,927)	(922,053)	(14,014,139)

Class R3
Shares Sold	160,921	$3,168,983	296,140	$5,038,547
Shares Issued for Reinvested Dividends	—	—	242,555	4,249,559
Shares Redeemed	(811,923)	(16,507,208)	(525,685)	(9,098,332)

Net Increase (Decrease)	(651,002)	(13,338,225)	13,010	189,774

171

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Small Company Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	204,560	$4,233,718	370,273	$6,726,992
Shares Issued for Reinvested Dividends	—	—	268,598	4,923,405
Shares Redeemed	(762,765)	(16,070,712)	(1,023,313)	(18,196,089)

Net Increase (Decrease)	(558,205)	(11,836,994)	(384,442)	(6,545,692)

Class R5
Shares Sold	54,051	$1,152,007	294,757	$5,482,622
Shares Issued for Reinvested Dividends	—	—	176,074	3,359,491
Shares Redeemed	(202,264)	(4,423,749)	(1,531,097)	(27,300,052)

Net Increase (Decrease)	(148,213)	(3,271,742)	(1,060,266)	(18,457,939)

Class R6
Shares Sold	2,693	$62,566	606,951	$10,996,464
Shares Issued for Reinvested Dividends	—	—	55	1,073
Shares Redeemed	(6)	(150)	(606,950)	(11,143,097)

Net Increase (Decrease)	2,687	62,416	56	(145,560)

Class Y
Shares Sold	234,876	$5,126,932	593,130	$11,047,655
Shares Issued for Reinvested Dividends	—	—	1,590,330	30,836,502
Shares Redeemed	(4,088,378)	(89,018,580)	(9,310,217)	(181,231,860)

Net Increase (Decrease)	(3,853,502)	(83,891,648)	(7,126,757)	(139,347,703)

Class F(1)
Shares Sold	3,973,412	$77,874,954	—	$—
Shares Redeemed	(130,794)	(2,675,069)	—	—

Net Increase (Decrease)	3,842,618	75,199,885	—	—

Total Net Increase (Decrease)	(7,370,898)	$(144,139,413)	(9,960,285)	$(185,234,256)

(1)	Inception date of class was February 28, 2017.

Value Opportunities Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	740,990	$14,477,157	829,142	$14,139,822
Shares Issued for Reinvested Dividends	147,708	2,849,514	954,273	15,811,452
Shares Redeemed	(2,564,249)	(50,412,115)	(2,472,476)	(42,658,874)
Shares converted (from) Class B into Class A	11,584	226,808	25,792	433,334

Net Increase (Decrease)	(1,663,967)	(32,858,636)	(663,269)	(12,274,266)

Class B
Shares Sold	199	$3,376	998	$14,455
Shares Issued for Reinvested Dividends	315	5,331	9,252	133,450
Shares Redeemed	(31,546)	(541,218)	(52,697)	(783,707)
Shares converted (from) Class B into Class A	(13,222)	(226,808)	(29,345)	(433,334)

Net Increase (Decrease)	(44,254)	(759,319)	(71,792)	(1,069,136)

172

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Value Opportunities Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares Sold	100,952	$1,707,157	101,997	$1,485,528
Shares Issued for Reinvested Dividends	13,295	222,182	128,762	1,845,640
Shares Redeemed	(396,747)	(6,787,375)	(436,576)	(6,420,763)

Net Increase (Decrease)	(282,500)	(4,858,036)	(205,817)	(3,089,595)

Class I
Shares Sold	849,351	$16,387,611	708,964	$12,376,170
Shares Issued for Reinvested Dividends	17,965	341,942	85,174	1,396,360
Shares Redeemed	(1,177,438)	(22,883,629)	(1,186,788)	(20,278,464)

Net Increase (Decrease)	(310,122)	(6,154,076)	(392,650)	(6,505,934)

Class R3
Shares Sold	20,088	$395,021	32,000	$563,698
Shares Issued for Reinvested Dividends	1,578	30,815	15,522	259,602
Shares Redeemed	(105,280)	(2,092,530)	(88,249)	(1,520,411)

Net Increase (Decrease)	(83,614)	(1,666,694)	(40,727)	(697,111)

Class R4
Shares Sold	84,984	$1,703,670	102,710	$1,790,812
Shares Issued for Reinvested Dividends	5,048	99,579	37,821	640,216
Shares Redeemed	(205,285)	(4,198,871)	(292,471)	(5,123,200)

Net Increase (Decrease)	(115,253)	(2,395,622)	(151,940)	(2,692,172)

Class R5
Shares Sold	3,417	$68,429	13,911	$241,877
Shares Issued for Reinvested Dividends	1,824	36,215	11,717	200,138
Shares Redeemed	(92,022)	(1,870,015)	(45,733)	(833,281)

Net Increase (Decrease)	(86,781)	(1,765,371)	(20,105)	(391,266)

Class Y
Shares Sold	23,452	$478,821	41,514	$683,827
Shares Issued for Reinvested Dividends	872	17,344	7,637	130,889
Shares Redeemed	(20,279)	(418,554)	(87,678)	(1,600,586)

Net Increase (Decrease)	4,045	77,611	(38,527)	(785,870)

Class F(1)
Shares Sold	637,440	$12,493,812	—	$—
Shares Redeemed	(43,736)	(870,521)	—	—

Net Increase (Decrease)	593,704	11,623,291	—	—

Total Net Increase (Decrease)	(1,988,742)	$(38,756,852)	(1,584,827)	$(27,505,350)

(1)	Inception date of class was February 28, 2017.

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $375 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the

173

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. For the year ended October 31, 2017, the following fund had borrowings as follows:

Fund	Average Daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
Capital Appreciation Fund	$8,219	1	$349	4.50%

As of October 31, 2017, no Fund had any outstanding borrowings.

12.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings.

HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

14.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement adjustment or disclosure have been identified.

174

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Effective November 1, 2017, The Hartford Value Opportunities Fund changed its name to Hartford Quality Value Fund and its new contractual investment management fee is as follows: 0.5500% of the first $250 million, 0.4500% of the next $250 million, 0.3500% of the next $500 million, 0.3300% of the next $4 billion, 0.3250% of the next $5 billion and 0.3225% in excess of $10 billion annually of the Hartford Quality Value Fund’s average daily net assets. In addition, HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows for Hartford Quality Value Fund: 1.05% (Class A), 1.05% (Class T), 1.80% (Class C), 0.79% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.70% (Class Y) and 0.65% (Class F). This contractual arrangement will remain in effect until February 28, 2019 and will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the Board of Directors (“Board”).

Effective November 1, 2017, each Company, on behalf of its respective Funds, entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with HASCO. Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to BFDS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the applicable Board.

175

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Core Fund and The Hartford Small Company Fund (nine of the series constituting The Hartford Mutual Funds, Inc.), and The Hartford Growth Opportunities Fund, The Hartford Small Cap Growth Fund and The Hartford Value Opportunities Fund (three of the series constituting The Hartford Mutual Funds II, Inc.) (collectively, together with The Hartford Mutual Funds, Inc., the “Companies”), as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Core Fund, and The Hartford Small Company Fund (nine of the series constituting The Hartford Mutual Funds, Inc.), and The Hartford Growth Opportunities Fund, The Hartford Small Cap Growth Fund and The Hartford Value Opportunities Fund (three of the series constituting The Hartford Mutual Funds II, Inc.) at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2017

176

Domestic Equity and Fixed Income

Directors and Officers of the Companies (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a, “Company” and collectively, the “Companies”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Companies as of October 31, 2017. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	89	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a Consultant of Arrowpoint Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	89	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

177

Domestic Equity and Fixed Income

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	89	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	89	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).

178

Domestic Equity and Fixed Income

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945)	Director	Since 2001(4) Since 2002(5)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	89	None

179

Domestic Equity and Fixed Income

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944)	Director	Since 2002(4) Since 2000(5)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	89	None

180

Domestic Equity and Fixed Income

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	89	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS(6) AND INTERESTED DIRECTORS

JAMES E. DAVEY(7) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	89	N/A

181

Domestic Equity and Fixed Income

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

MICHAEL J. FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

182

Domestic Equity and Fixed Income

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Funds Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

183

Domestic Equity and Fixed Income

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.
(4)	For The Hartford Mutual Funds, Inc.
(5)	For The Hartford Mutual Funds II, Inc.
(6)	Effective November 7, 2017, Albert Lee and Theodore Lucas were elected as officers of the Companies. For more information, please see the most recent Statement of Additional Information.
(7)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

184

Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that uses to determine how to vote proxies relating to portfolio securities and information about how voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

185

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Capital Appreciation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Healthcare Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Quality Value Fund (formerly, The Hartford Value Opportunities Fund)

Hartford Small Cap Core Fund

The Hartford Small Cap Growth Fund

The Hartford Small Company Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 1-2, 2017, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HMF and HMF II, on behalf of each of their respective funds listed above (each a “Fund” and collectively, the “Funds”) except for The Hartford Healthcare Fund and The Hartford Small Company Fund, and Hartford Funds Management Company, LLC (“HFMC”); (ii) the continuation of a separate investment management agreement by and between HMF, on behalf of The Hartford Healthcare Fund and The Hartford Small Company Fund, and HFMC (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”); and (iii) new investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), on behalf of each of HMF and HMF II, as applicable.

In the months preceding the August 1-2, 2017 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 20-21, 2017 and August 1-2, 2017. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 20-21, 2017 and August 1-2, 2017 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to approve the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The

186

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators, as well as each Adviser’s commitment to implement rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

187

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that the sub-advisory fees would be paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, noting the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 20-21, 2017 and August 1-2, 2017 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board considered HFMC’s undertaking to limit each Fund’s total annual fund operating expenses to specified levels. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets

188

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board also noted that, for the Hartford Small Cap Core Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved: (i) the removal of an expense limitation on the transfer agency fees for Class Y shares of each Fund effective May 1, 2017; (ii) the imposition of a direct account fee effective June 1, 2017; (iii) changes to the transfer agency fee structure effective November 1, 2017; and (iv) changes to the expense limitation on transfer agency fees for each share class of each Fund effective November 1, 2017. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee structure on transfer agent profit margins. The Board noted that under the new transfer agency fee structure, the Funds will pay a fee to HASCO based on actual fees and expenses incurred by HASCO, including payments made by HASCO to a sub-transfer agent and to other financial intermediaries subject to guidelines approved by the Board, plus a reasonable target profit margin. The Board considered information provided by HASCO indicating that, after giving effect to the new fee structure, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

189

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund-by-Fund factors

The Hartford Capital Appreciation Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent and upcoming changes to the Fund’s portfolio management team. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

Hartford Core Equity Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford Dividend and Growth Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, below its benchmark for the 3-year period and in line with its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

The Hartford Equity Income Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, above its benchmark for the 3-year period and in line with its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

The Hartford Growth Opportunities Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 1st quintile for the 3-and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

The Hartford Healthcare Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

190

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

The Hartford MidCap Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

The Hartford MidCap Value Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford Quality Value Fund (formerly, The Hartford Value Opportunities Fund)

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, below its benchmark for the 3-year period and in line with its benchmark for the 5-year period. The Board also noted that certain changes will be made to the Fund’s investment objective, principal investment strategy and portfolio management team.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction, which will be implemented in 2017.

Hartford Small Cap Core Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

The Hartford Small Cap Growth Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford Small Company Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year

191

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent changes to the Fund’s portfolio management team. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

192

Domestic Equity Funds

Additional Information Regarding the New Transfer Agency Fee (Unaudited – Not Part of the Annual Report)

Effective November 1, 2017, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”), on behalf of its respective funds listed in the table below (each a “Fund”), entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with Hartford Administrative Services Company (“HASCO”). Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to Boston Financial Data Services, Inc. (“BFDS”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the applicable Board.

If this new arrangement were in place during the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’ average daily net assets would have been as follows:

Fund	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Hartford Capital Appreciation Fund	0.13%	0.12%	0.00%	0.10%	0.02%	0.01%	0.00%	0.00%	0.00%
Hartford Core Equity Fund	0.11%	0.10%	0.00%	0.10%	0.01%	0.00%	0.00%	0.00%	0.01%
Hartford Dividend and Growth Fund	0.11%	0.11%	0.00%	0.13%	0.01%	0.00%	0.00%	0.00%	0.01%
Hartford Equity Income Fund	0.10%	0.09%	0.00%	0.10%	0.01%	0.00%	0.00%	0.00%	0.01%
Hartford Growth Opportunities Fund	0.14%	0.12%	0.00%	0.12%	0.02%	0.01%	0.01%	0.00%	0.02%
Hartford Healthcare Fund	0.15%	0.14%	0.00%	0.12%	0.01%	0.00%	0.02%	N/A	0.02%
Hartford MidCap Fund	0.12%	0.12%	0.00%	0.15%	0.02%	0.01%	0.00%	0.00%	0.01%
Hartford MidCap Value Fund	0.18%	0.18%	0.00%	0.19%	0.02%	0.01%	0.01%	N/A	0.03%
Hartford Small Cap Core Fund	0.22%	0.24%	0.00%	0.13%	0.02%	0.02%	0.02%	N/A	0.00%
Hartford Small Cap Growth Fund	0.24%	0.15%	0.00%	0.09%	0.02%	0.01%	0.00%	0.00%	0.02%
Hartford Small Company Fund	0.21%	0.25%	0.00%	0.20%	0.02%	0.01%	0.02%	0.00%	0.00%
Hartford Value Opportunities Fund	0.19%	0.18%	0.00%	0.12%	0.02%	0.01%	0.02%	N/A	0.06%

193

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Customer Privacy Notice

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and

protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-DE17 12/17    204304    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report, covering the period from November 1, 2016 through October 31, 2017.

Market Review

During the 12 months ended October 31, 2017, U.S. stocks, as measured by the

S&P 500 Index,1 kept an upward trajectory. During this period, the S&P 500 Index generated a 23.6% total return, hitting another record high in late October.

The primary drivers of market progress during the period were slow, yet steady growth, positive corporate earnings, and positive job reports. These market conditions have served as the basis of the U.S. Federal Reserve’s (Fed) interest-rate hike cycle that began in December 2015 and continued through June 2017, when short-term rates rose by 0.25% to a range of 1% to 1.25%. At the time of this writing, consensus expectations were for a continued gradual increase in interest rates throughout 2018, which should help markets better digest and account for such changes.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. Congress has approved a budget resolution for the new fiscal year and pushed back the deadline to lift the debt ceiling in an effort to tie federal funding for disaster relief to the bills following three major hurricanes. Uncertainty surrounding healthcare and tax reform remain. Additionally, concerns about possible nuclear action from North Korea may be contributing to market uncertainty.

In Europe, while Macron’s victory in France was viewed as market-friendly, uncertainty remains, for example, with respect to Britain’s “Brexit” undertaking to leave the European Union, which could influence markets or cause an uptick in volatility.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

International/Global Equity Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Emerging Markets Equity Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	Since Inception[1]
Emerging Markets Equity A2	30.12%	6.19%	2.04%
Emerging Markets Equity A3	22.96%	4.99%	1.15%
Emerging Markets Equity C2	29.28%	5.47%	1.33%
Emerging Markets Equity C3	28.28%	5.47%	1.33%
Emerging Markets Equity I2	30.54%	6.61%	2.42%
Emerging Markets Equity R3[2]	29.95%	5.99%	1.81%
Emerging Markets Equity R4[2]	30.09%	6.23%	2.07%
Emerging Markets Equity R5[2]	30.66%	6.47%	2.31%
Emerging Markets Equity Y2	30.64%	6.68%	2.49%
Emerging Markets Equity F2	30.80%	6.65%	2.46%
MSCI Emerging Markets Index (Net)	26.45%	4.83%	1.81%
MSCI Emerging Markets Index (Gross)	26.91%	5.21%	2.17%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 3/1/17, the Fund changed its benchmark from the MSCI Emerging Markets Index (Gross) to the MSCI Emerging Markets Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging markets.

MSCI Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging markets.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to 5/7/15 reflects when the Fund pursued a modified investment strategy.

2

Hartford Emerging Markets Equity Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Emerging Markets Equity Class A	1.46%	1.74%
Emerging Markets Equity Class C	2.21%	2.41%
Emerging Markets Equity Class I	1.21%	1.22%
Emerging Markets Equity Class R3	1.71%	1.89%
Emerging Markets Equity Class R4	1.46%	1.58%
Emerging Markets Equity Class R5	1.16%	1.27%
Emerging Markets Equity Class Y	1.11%	1.22%
Emerging Markets Equity Class F	0.99%	1.17%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2019 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director and Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Emerging Markets Equity Fund returned 30.12%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned 26.45% for the same period. The Fund also outperformed the average return of the Lipper’s Emerging Markets Equity Funds peer group 22.68%, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Emerging market (EM) equities added a strong third quarter in 2017 to an already solid year for the asset class. The rally was broad as most countries and all sectors yielded positive local currency returns as measured by the MSCI Emerging Markets Index. Markets have been supported by earnings growth and commodity and Energy price strength in an environment of solid global growth.

Brazil was among the best performing markets during the period. The economy continues to recover from one of the deepest recessions in the country’s modern history. This two year period of negative gross domestic product (GDP) growth helped to dislodge Brazil’s persistently high inflation rate. Inflation now continues to fall, allowing the central bank to reduce interest rates and further support economic growth. Currency weakness has reduced imports and facilitated exports, improving the country’s external balances.

In Europe, robust growth in Russia, Hungary, Poland, and the Czech Republic supported equity market outperformance.

In Asia, the South Korean government has recently introduced a series of populist reforms, including minimum wage increases and policies that force large retailers to close on Sundays. In addition, the country’s relations with China remain strained following the installation of United States (U.S.) anti-ballistic missile defense systems in South Korea. Seeking to highlight its disapproval, China has thrown up trade and travel barriers to dampen commerce with South Korea. Despite the resulting economic pain, tensions seem unlikely to relax given recent missile tests by North Korea.

In China, growth has continued to surprise to the upside as evidenced by economic indicators such as the Purchasing Managers Index (PMI). While driving growth and reflation through targeted stimulus, policymakers in the country have also reigned in the shadow banking sector.

We believe China, India, Brazil, Russia, and Eastern Europe are all on particularly solid economic footing. A backdrop of economic growth globally should support returns for issuers based in those countries.

Low inflation is allowing many emerging markets to lower interest rates. We believe valuations are supportive while also being mindful of risks. Central bank tapering in the U.S., and possibly Europe and Japan, is likely to lead to higher interest rates and volatility. Geopolitics, protectionism, and renewed U.S. dollar (USD) strength could also dampen returns.

All eleven sectors of the MSCI Emerging Markets Index (Net) posted positive returns during the period. Information Technology (+53),

3

Hartford Emerging Markets Equity Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Real Estate (+35%), and Materials (+28%) sectors increased the most, while Consumer Staples (+7%), Telecommunication Services (+8%), and Utilities (+9%) sectors lagged.

Security selection within the Consumer Discretionary, Energy, and Real Estate sectors contributed most to performance relative to the MSCI Emerging Markets Index (Net). This was partially offset by weaker selection within the Telecommunication Services, Consumer Staples, and Utilities sectors. Sector allocation, a result of the Fund’s quantitative security selection process, detracted from benchmark-relative performance. An underweight to the Information Technology sector and overweights to Materials and Utilities sectors detracted most, which was partially offset by underweights to Consumer Staples, Healthcare, and Industrials sectors. From a country perspective, security selection within India, China, and Taiwan contributed positively to returns relative to the MSCI Emerging Markets Index (Net) while selection in Mexico and Malaysia detracted from returns. In addition, underweights to Russia, South Africa, and Mexico contributed positively to benchmark-relative returns, which was partially offset by negative performance from an overweight to Indonesia.

Geely Automobile (Consumer Discretionary), Agile Group (Real Estate), and PKN Orlen (Energy) were top relative contributors during the period. Shares of Geely Automobile, a China-based automotive manufacturing company, rose on the announcement of a joint venture with Volvo. The stock price of Agile Group, a China-based land developer, rose as the company improved its balance sheet and reported strong earnings growth and significant margin expansions. Shares of PKN Orlen, a Polish oil refiner and petrol retailer, outperformed as the downstream earnings tracked strong macro trends. Samsung Electronics (Information Technology) was a top absolute contributor over the period.

Tencent Holdings (Information Technology), Telekomunikasi Indonesia (Telecommunication Services), and Alibaba Group (Information Technology) were the top detractors from performance relative to the MSCI Emerging Markets Index (Net) during the period. An underweight position in Tencent Holdings, the leading internet media company in China, detracted from benchmark-relative performance during the period after shares reacted favorably after the company announced its acquisition of a strategic stake in Seasun, a gaming subsidiary of Kingsoft. Shares of Telekomunikasi Indonesia, a fixed line and wireless telecommunications company in Indonesia, fell as a sharp decline in voice and SMS usage is likely to lead to the company’s revenue growth slowdown. An underweight position in Alibaba Group, a China-based internet and e-commerce company, also detracted from benchmark-relative performance during the period as shares outperformed after the company posted strong earnings ahead of consensus across multiple metrics. Korea Electric Power (Utilities) was a top absolute detractor over this period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We seek to add value by using our proprietary quantitative research and investment tools in a highly disciplined framework. Stock selection is intended to be the key driver of returns.

At the end of the period, the Fund was most overweight Thailand and China, and most underweight South Africa and Taiwan relative to the MSCI Emerging Markets Index (Net). On a sector basis, the Fund was most overweight Energy, Telecommunication Services, and Real Estate, and most underweight Consumer Discretionary, Consumer Staples, and Information Technology, relative to the MSCI Emerging Markets Index (Net).

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	9.1%
Consumer Staples	4.5
Energy	8.5
Financials	22.7
Health Care	1.2
Industrials	3.8
Information Technology	26.6
Materials	7.7
Real Estate	3.8
Telecommunication Services	6.3
Utilities	2.7

Total	96.9%

Short-Term Investments	3.8
Other Assets & Liabilities	(0.7)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

4

Hartford Emerging Markets Equity Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Currency

as of October 31, 2017

Description	Percentage of Net Assets
Brazilian Real	4.6%
Czech Koruna	0.1
Euro	0.2
Hong Kong Dollar	26.5
Hungarian Forint	0.1
Indian Rupee	9.1
Indonesian Rupiah	2.6
Malaysian Ringgit	2.9
Mexican Peso	2.3
Philippine Peso	0.1
Polish Zloty	1.5
Qatari Riyal	0.2
South African Rand	4.4
South Korean Won	14.8
Taiwanese Dollar	10.1
Thai Baht	4.4
Turkish Lira	2.2
United Arab Emirates Dirham	0.5
United States Dollar	14.1
Other Assets & Liabilities	(0.7)

Total	100.0%

5

Hartford Environmental Opportunities Fund inception 02/29/2016

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	Since Inception[1]
Environmental Opportunities A2	21.76%	22.51%
Environmental Opportunities A3	15.07%	18.43%
Environmental Opportunities C2	21.48%	21.95%
Environmental Opportunities C3	20.48%	21.95%
Environmental Opportunities I2	22.12%	22.85%
Environmental Opportunities R3[2]	21.68%	22.26%
Environmental Opportunities R4[2]	21.84%	22.49%
Environmental Opportunities R5[2]	22.01%	22.72%
Environmental Opportunities R6[2]	22.09%	22.83%
Environmental Opportunities Y2	22.09%	22.83%
Environmental Opportunities F2	22.12%	22.85%
MSCI All Country World Index (Net)	23.20%	21.43%
MSCI All Country World Index (Gross)	23.86%	22.12%

[1]	Inception: 02/29/2016
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on

10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 3/1/17, the Fund changed its benchmark from the MSCI All Country World Index (Gross) to the MSCI All Country World Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets.

MSCI All Country World Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Environmental Opportunities Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Environmental Opportunities Class A	1.31%	1.47%
Environmental Opportunities Class C	2.06%	2.21%
Environmental Opportunities Class I	1.06%	1.21%
Environmental Opportunities Class R3	1.61%	1.91%
Environmental Opportunities Class R4	1.31%	1.61%
Environmental Opportunities Class R5	1.01%	1.31%
Environmental Opportunities Class R6	0.91%	1.21%
Environmental Opportunities Class Y	0.91%	1.26%
Environmental Opportunities Class F	0.91%	1.21%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Alan T. Hsu

Managing Director, Global Industry Analyst, and Equity Portfolio Manager

Wellington Management Company LLP

G. Thomas Levering

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Environmental Opportunities Fund returned 21.76%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the MSCI All Country World Index (Net), which returned 23.20% for the same period. The Fund also underperformed the 21.95% average return of the Lipper Global Multi-Cap Core group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Global equities rose over the twelve-month period, as measured by the MSCI All Country World Index (Net). At the beginning of the period, equities rallied following Donald Trump’s election to President of the United States (U.S.). The S&P 500 Index hit a series of record highs in November and December 2016 on expectations that Trump would reduce regulatory restrictions and increase fiscal stimulus, including corporate and individual tax cuts and a boost in infrastructure spending. However, there was pronounced dispersion among sectors and regions. For instance, emerging market (EM) equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar (USD). On the monetary policy front, the U.S. Federal Reserve (Fed) raised rates by 0.25% in December 2016. This was a well-telegraphed move and only the second increase in the last decade.

At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid fourth-quarter European Gross Domestic Product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites. On the monetary policy front, the market was unfazed by the Fed raising rates by another 0.25%. In the second quarter of 2017, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped to maintain bullish sentiment, as Chinese manufacturing and services data surprised to the upside.

During the third quarter of 2017 and into October, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. Eurozone confidence reached a decade-high level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies.

7

Hartford Environmental Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

During the period, non-U.S. equities outperformed U.S. equities, as measured by the MSCI EAFE Index and S&P 500 Index, respectively. Emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

All eleven sectors in the MSCI All Country World Index posted positive returns during the period. The Information Technology (+41%), Financials (+31%), and Materials (+29%) sectors rose the most, while the Telecommunication Services (+5%), Consumer Staples (+9%), and Energy (+10%) sectors had lagged the broader index during the period.

Sector allocation, which is a result of bottom-up stock selection, detracted from performance relative to the MSCI All Country World Index (Net) over the period. Due to the Fund’s focus on companies that address environmental challenges, the Fund has a natural overweight to Utilities and Industrials sectors. During the period, an overweight to Utilities and underweight to Information Technology were the primary detractors from benchmark-relative performance; an underweight to Financials was also a detractor. This was partially offset by the positive benefit of not holding any Consumer Staples names. While security selection was positive over the trailing period, it could not offset the negative impact from sector allocation. Selection was strongest within the Information Technology, Utilities, and Consumer Discretionary sectors, which was only partially offset by weaker selection within the Industrials and Financials sectors. On a regional basis, security selection in Japan and Emerging Markets detracted from performance relative to the MSCI All Country World Index (Net). This was partially offset by selection in North America and an overweight to Europe, which contributed positively.

The top relative and absolute detractors from performance were Fujitsu General (Consumer Discretionary), Park24 Co (Industrials), and AquaVenture Holdings (Utilities). The local share price of Fujitsu General, a Japan-based manufacturer of home appliances and electronic products, rose over the period but the depreciation of the Yen versus the USD weighed on the stock from a U.S. dollar perspective. Park24, a Japan-based parking lot operator, saw its stock price fall during the period as its earnings fell short of investor expectations due to the company’s purchases of automobiles in an effort to expand its car-sharing business. Shares of AquaVenture Holdings, a U.S.-based water solutions provider whose products include filtered water, fell in price over the period after reporting losses greater than market expectations.

Top contributors to relative and absolute performance during the period included Rogers Corp (Information Technology), Owens Corning (Industrials), and Itron (Information Technology). Rogers Corp, a U.S.-based manufacturer of advanced materials that are used in mobile devices, saw its stock price rise over the period after reporting earnings that beat market expectations in the second quarter and strong revenue growth. The share price of Owens Corning, a U.S.-based composite and buildings material company rose during the period as it has benefited from the continued recovery in the housing market. Itron, a U.S.-based company that provides electric, gas and water meter hardware and software solutions, saw its stock price rise over the period as the company announced financial results that exceeded market expectations and also announced the acquisition of Silver Spring Networks, which investors saw as positive to the company’s value.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we expect to find more value in China and plan to look at names with a significant asset value disconnect from market pricing, especially among renewable power producers. We believe that Europe continues to be relatively attractive given improved fundamentals for demand with a more protracted period of underperformance in recent history.

At the end of the period, the Fund’s largest overweights were to the Industrials, Utilities, and Consumer Discretionary sectors, while the largest underweights were to the Financials, Healthcare, and Information Technology sectors, relative to the benchmark. Within the Fund’s environmental themes, the Fund’s largest absolute weights were to low carbon electricity and energy efficiency companies. On a regional basis, the Fund was most overweight Europe and most underweight Emerging Markets relative to the benchmark.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g.; “Brexit”). These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Risks of focusing investments on the utilities and industrials sectors include regulatory and legal developments, competitive pressures, pricing and rate pressures (utilities), rapid technological changes, potential product obsolescence, and liquidity risk. Risks of focusing on investments that involve sustainability and environmentally responsible investment criteria may influence investment performance relative to the Fund’s benchmark or competing funds and expose the Fund to increased risks related to downturns or other adverse developments in that market segment.

8

Hartford Environmental Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Country

as of October 31, 2017

Country	Percentage of Net Assets
Austria	2.2%
Brazil	2.1
Canada	2.1
China	5.5
France	6.6
Germany	5.2
Japan	9.8
Netherlands	1.8
Norway	1.8
Spain	3.2
Sweden	4.1
Switzerland	2.2
United Kingdom	2.3
United States	47.1
Short-Term Investments	3.4
Other Assets & Liabilities	0.6

Total	100.0%

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	8.7%
Financials	2.4
Industrials	44.8
Information Technology	7.6
Utilities	32.5

Total	96.0%

Short-Term Investments	3.4
Other Assets & Liabilities	0.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

9

Hartford Global Capital Appreciation Fund inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Global Capital Appreciation A1	20.71%	12.24%	4.68%
Global Capital Appreciation A2	14.07%	10.98%	4.09%
Global Capital Appreciation C1	19.85%	11.43%	3.92%
Global Capital Appreciation C2	18.85%	11.43%	3.92%
Global Capital Appreciation I1	20.98%	12.57%	5.00%
Global Capital Appreciation R3[1]	20.60%	12.12%	4.48%
Global Capital Appreciation R4[1]	20.91%	12.45%	4.82%
Global Capital Appreciation R5[1]	21.03%	12.58%	5.00%
Global Capital Appreciation Y1	21.08%	12.63%	5.10%
Global Capital Appreciation F1	21.11%	12.59%	5.01%
MSCI All Country World Index (Net)	23.20%	10.80%	3.70%
MSCI All Country World Index (Gross)	23.86%	11.40%	4.26%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 3/1/17, the Fund changed its benchmark from the MSCI All Country World Index (Gross) to the MSCI All Country World Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets.

MSCI All Country World Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

10

Hartford Global Capital Appreciation Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Global Capital Appreciation Class A	1.26%	1.31%
Global Capital Appreciation Class C	2.00%	2.00%
Global Capital Appreciation Class I	0.97%	0.97%
Global Capital Appreciation Class R3	1.36%	1.58%
Global Capital Appreciation Class R4	1.06%	1.27%
Global Capital Appreciation Class R5	0.96%	0.99%
Global Capital Appreciation Class Y	0.91%	0.91%
Global Capital Appreciation Class F	0.86%	0.86%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

Saul J. Pannell, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

* Mr. Pannell has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, as of December 31, 2017. Accordingly, he will no longer serve as a portfolio manager to the Fund as of December 31, 2017.

How did the Fund perform during the period?

The Class A shares of the Hartford Global Capital Appreciation Fund returned 20.71%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the MSCI All Country World Index (Net), which returned 23.20% for the same period. The Fund underperformed the 25.76% average return of the Lipper Global Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Global equities rose over the twelve-month period, as measured by the MSCI All Country World Index (Net). At the beginning of the period, equities rallied following Donald Trump’s election to President of the United States (U.S.). The S&P 500 Index hit a series of record highs in November and December 2016 on expectations that Trump would reduce regulatory restrictions and increase fiscal stimulus, including corporate and individual tax cuts and a boost in infrastructure spending. However, there was pronounced dispersion among sectors and regions. For instance, emerging market (EM) equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar. On the monetary policy front, the U.S. Federal Reserve (Fed) raised rates by 0.25% in December. This was a well-telegraphed move and only the second increase in the last decade.

At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid fourth-quarter European Gross Domestic Product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites. On the monetary policy front, the market was unfazed by the Fed raising rates by another 0.25%. In the second quarter, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large

11

Hartford Global Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

margin, a victory widely seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped to maintain bullish sentiment, as Chinese manufacturing and services data surprised to the upside.

During the third quarter and into October, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. Eurozone confidence reached a decade-high level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies.

During the period, non-U.S. equities outperformed U.S. equities, as measured by the MSCI EAFE Index and S&P 500 Index, respectively. Emerging market equities outperformed their developed market counterparts during the period, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

All eleven sectors in the MSCI All Country World Index posted positive returns during the period. The Information Technology (+41%), Financials (+31%), and Materials (+29%) sectors rose the most, while the Telecommunication Services (+5%), Consumer Staples (+9%), and Energy (+10%) sectors had lagged the broader index during the period.

Security selection in the Consumer Discretionary, Healthcare, and Energy sectors were the primary drivers of underperformance relative to the MSCI All Country World Index (Net) for the Fund. This was slightly offset by stronger stock selection in the Financials sector. Sector allocation, a result of the bottom-up stock selection process, contributed positively to relative performance, primarily due to an underweight to the Energy sector and an overweight to the Information Technology sector. On the other hand, an underweight to the Financials sector detracted from relative returns over the period. On a regional basis, security selection in North America was the primary detractor from benchmark-relative performance, which was partially offset by stronger selection in Emerging Markets.

Top detractors from relative performance included Apple (Information Technology), SES SA (Consumer Discretionary), and Uber (Information Technology). Shares of Apple, a U.S.-based mobile device and personal computer manufacturer, rose over the period as it raised its dividends and saw strong demand for its iPhone 7 throughout the year. Being underweight the stock detracted from relative performance. The stock price of SES SA, a Luxembourg-based provider of satellite communications and broadcasting services, fell due to concerns around potential competitive threats from Sky U.K. seeking to increase market share in homes outside of satellites, which would decrease demand for SES. Uber, a U.S.-based transportation technology company, also detracted from relative performance for the period. The fair valuation of private placement Uber fell during the period as a result of several well publicized negative events and the ultimate departure of its CEO. Teva Pharmaceutical (Healthcare) and Viacom (Consumer Discretionary) detracted from performance on an absolute basis over the period.

General Electric (Industrials), Yandex NV (Information Technology), and Alibaba (Information Technology) contributed positively to returns relative to the MSCI All Country World Index over the period. The share price of General Electric, a U.S.-based digital industrial company, fell over the period as it announced quarterly results that fell short of market expectations due to continued weak demand in the company’s oil and gas, transportation, and lighting businesses. Not owning the stock contributed positively to relative performance. Yandex NV, a Russian-based internet and technology company, saw the price of its stock rise after announcing quarterly financial results in April that exceeded expectations due to an increase in revenues from its core online search and portal business. The company’s management also increased revenue guidance for the year. Shares of Alibaba, a Chinese-based company focused on online and mobile commerce, rose over the period as the company reported financial results that exceeded expectations, particularly in the third quarter of 2017. Samsung (Information Technology) and Citigroup (Financials) were top contributors to absolute returns over the period.

During the period, the Fund used currency forwards to hedge a portion of its currency risk. During the period, the use of currency forwards slightly contributed positively to performance relative to the MSCI All Country World Index (Net).

What is the outlook?

We remain constructive on the global growth outlook as economic data has continued to be broadly positive. However, we are mindful that some regions are later in the economic cycle than others. The U.S., for instance, is in the later stages of the economic cycle with bottom-up indicators of corporate fundamentals remaining strong while economic data has been positive, but below expectations. Japan and Europe are both earlier in the economic cycle than the U.S. In Europe, economic data has continued to surprise to the upside and we expect to see continued economic growth. In Japan, following from Prime Minister Abe’s recent re-election, we expect to see a continuation of Abe’s reform agenda. Corporate governance has been increasingly a focal point in Japan, and we expect this trend to continue.

From a factor perspective, we expect growth and value to outperform safety and low volatility factors across geographies. This divergence could be more pronounced in some regions and nuanced by the dynamics within each region. We favor higher quality value stocks in the U.S. relative to Japan, for instance, as the U.S. is later in the economic cycle. Following the sustained and narrow market leadership of technology equities in the U.S., we are cautious on traditional growth strategies in the U.S. but remain constructive in Europe, Japan, and Emerging Markets. With respect to a portion of

12

Hartford Global Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

the Fund, we continue to use systematic screening methodologies to select equity securities based on their characteristics, which may include but are not limited to their volatility, quality, value, growth, and momentum risk factor characteristics. This sleeve is intended to be complementary with the other sleeves within the Fund. While seeking securities that have low volatility characteristics has been the preferred way to get this exposure, we are increasingly cautious of the impact that rising interest rates may have on this factor. Across markets we have also seen an increase in the number of factors required to explain market performance, which is typically favorable for active managers.

At the end of the period, the Fund’s largest overweights were to Utilities, Information Technology, and Industrials, while the Fund was most underweight Energy, Financials, and Consumer Staples, relative to the MSCI All Country World Index (Net).

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Country

as of October 31, 2017

Country	Percentage of Net Assets
Australia	0.7%
Bermuda	0.5
Brazil	1.3
British Virgin Islands	0.2
Canada	4.5
Chile	0.1
China	3.2
Denmark	0.2
Finland	0.1
France	4.2
Germany	1.5
Greece	0.3
Hong Kong	1.1
India	2.1
Ireland	1.7
Italy	1.4
Japan	7.2
Jersey	0.1
Luxembourg	0.5
Malaysia	0.3
Mexico	0.8
Netherlands	0.8
New Zealand	0.0
Russia	1.2
Singapore	0.5
South Korea	1.2
Spain	1.7
Sweden	0.4
Switzerland	2.3
Taiwan	1.2
United Kingdom	5.9
United States	51.0
Short-Term Investments	2.2
Other Assets & Liabilities	(0.4)

Total	100.0%

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.1%
Consumer Staples	7.3
Energy	2.9
Financials	18.0
Health Care	9.4
Industrials	11.4
Information Technology	20.0
Materials	5.6
Real Estate	3.5
Telecommunication Services	2.0
Utilities	6.0

Total	98.2%

Short-Term Investments	2.2
Other Assets & Liabilities	(0.4)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

13

Hartford Global Equity Income Fund inception 02/29/2008

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	Since Inception[1]
Global Equity Income A2	20.29%	10.74%	5.81%
Global Equity Income A3	13.67%	9.50%	5.19%
Global Equity Income C2	19.30%	9.91%	5.02%
Global Equity Income C3	18.30%	9.91%	5.02%
Global Equity Income I2	20.59%	11.02%	6.11%
Global Equity Income R3[2]	20.06%	10.52%	5.57%
Global Equity Income R4[2]	20.31%	10.82%	5.87%
Global Equity Income R5[2]	20.69%	11.18%	6.18%
Global Equity Income Y2	20.72%	11.20%	6.22%
Global Equity Income F2	20.66%	11.03%	6.11%
MSCI All Country World Index (Net)	23.20%	10.80%	5.33%
MSCI All Country World Index (Gross)	23.86%	11.40%	5.91%

[1]	Inception: 02/29/2008
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

Effective 3/1/17, the Fund changed its benchmark from the MSCI All Country World Index (Gross) to the MSCI All Country World Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets.

MSCI All Country World Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

Hartford Global Equity Income Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Global Equity Income Class A	1.25%	1.37%
Global Equity Income Class C	2.00%	2.13%
Global Equity Income Class I	1.00%	1.03%
Global Equity Income Class R3	1.45%	1.67%
Global Equity Income Class R4	1.15%	1.37%
Global Equity Income Class R5	0.85%	1.01%
Global Equity Income Class Y	0.80%	0.95%
Global Equity Income Class F	0.80%	0.90%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Global Equity Income Fund returned 20.29%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the MSCI All Country World Index (Net), which returned 23.20% for the same period. The Fund outperformed the 17.62% average return of the Lipper Global Equity Income peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Global equities rose over the twelve-month period, as measured by the MSCI All Country World Index (Net). At the beginning of the period, equities rallied following Donald Trump’s election as President of the United States (U.S.). The S&P 500 Index hit a series of record highs in November and December 2016 on expectations that Trump would reduce regulatory restrictions and increase fiscal stimulus, including corporate and individual tax cuts and a boost in infrastructure spending. However, there was pronounced dispersion among sectors and regions. For instance, emerging market (EM) equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar (USD). On the monetary policy front, the U.S. Federal Reserve (Fed) raised rates by 0.25% in December. This was a well-telegraphed move and only the second increase in the last decade.

At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid 2016 fourth-quarter European Gross Domestic Product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites. On the monetary policy front, the market was unfazed by the Fed raising rates by another 0.25%. In the second quarter of 2017, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped to maintain bullish sentiment, as Chinese manufacturing and services data surprised to the upside.

During the third quarter of 2017 and into October, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. Eurozone confidence reached a decade-high level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies.

15

Hartford Global Equity Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

All of the eleven sectors in the MSCI All Country World Index (Net) posted positive returns during the period. The Information Technology (+41%), Financials (+31%), and Materials (+29%) sectors increased the most during the period, while Telecommunication Services (+5%), Consumer Staples (+9%), and Energy (+10%) lagged the broader index.

Sector allocation, a result of bottom-up stock selection, was the primary detractor from performance relative to the MSCI All Country World Index (Net) over the period, driven by an underweight to Information Technology and an overweight allocation to Telecommunication Services; this was partially offset by the positive impact of underweights to Consumer Staples and Consumer Discretionary. Security selection also detracted from benchmark-relative performance during the period. Selection was weakest within the Information Technology and Healthcare sectors; this was partially offset by stronger selection within the Consumer Staples and Financials sectors. Regional allocation contributed positively to performance relative to the MSCI All Country World Index (Net) during the period, as an overweight to Europe and underweights to Asia ex-Japan and Latin America contributed positively to performance relative to the MSCI All Country World Index (Net). Meanwhile, the Fund experienced the negative impact of an underweight to Emerging Markets. Security selection detracted from performance relative to the MSCI All Country World Index (Net) on a regional basis, driven by weak selection in Japan and North America, which was only partially offset by stronger selection in Emerging Markets and Latin America.

The top detractors from performance relative to the MSCI All Country World Index (Net) were QUALCOMM (Information Technology), SES SA (Consumer Discretionary), and Merck (Healthcare). Shares of QUALCOMM, a U.S.-based designer and supplier of digital communications products and services, fell during the period as the market was concerned over the potentially negative impact from the outstanding complaint filed by the Federal Trade Commission (FTC) charging them for using anticompetitive tactics to maintain their monopoly in the semiconductor industry. In spite of this overhang, Qualcomm reported better-than-expected results over the period and we remained comfortable with our position having carefully reviewed the ongoing legal situation. Shares of SES SA, a Luxembourg- based communications satellite owner and operator, declined during the period due to investor concerns about the sustainability of the company’s core Video and Fixed Data businesses and volatility in the broader satellite market. Shares of Merck, a U.S.-based pharmaceutical company, declined during the period due to weaker than expected earnings which were partly impacted by a cyber-attack earlier in the summer; this caused temporary production shutdowns and hit sales in the third quarter of 2017. Eisai Co (Healthcare) was among the top absolute detractors during the period.

Top contributors to performance relative to the MSCI All Country World Index (Net) during the period included Persimmon PLC (Consumer Discretionary), Banca Generali (Financials), and E.ON

SE (Utilities). Persimmon, a United Kingdom-based holding company engaged in homebuilding, performed well following the release of encouraging first half results which came in ahead of analysts’ expectations. In particular, management has noted strong consumer demand and growth across legal completions, selling prices and total revenue. Banca Generali, an Italian financial services company, has performed well over the period reporting strong earnings results and confirming its solid position in the Italian banking sector. Shares of E.ON, a Germany-based utility company, rallied after the German Constitutional Court ruled the 2011-16 nuclear fuel tax unconstitutional. As such, the company is set to receive a refund amounting to about 15% of its market capitalization. Among the top absolute contributors during the period was International Paper (Materials).

We used a currency forward position to hedge the Fund’s exposure to the Euro during the period. The position contributed positively to performance during the period.

What is the outlook?

Over 2017, growth data across the globe have generally surprised on the upside, and the momentum in Europe (excluding United Kingdom (U.K.)) and Japan is particularly strong in our view. A weaker U.S. dollar, improving EM growth and rebounding earnings have helped EM equities to deliver very strong returns over the period. We continued to see signs of steady progress across Europe, where growth has continued to improve, providing a positive backdrop for strong corporate profit growth as stronger revenues drive margin expansion. However, we continued to remain cautious and watchful in terms of the political risk in the region and how that may impact the economic recovery.

The Fund ended the period most overweight the Utilities, Real Estate, and Telecommunication Services sectors and most underweight Consumer Discretionary and Information Technology sectors relative to the MSCI All Country World Index (Net). On a regional basis, the Fund was most overweight Europe and most underweight North America relative to the MSCI All Country World Index (Net) at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

16

Hartford Global Equity Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	4.0%
Consumer Staples	8.6
Energy	6.6
Financials	20.3
Health Care	10.4
Industrials	10.1
Information Technology	12.6
Materials	7.2
Real Estate	5.9
Telecommunication Services	5.1
Utilities	8.1

Total	98.9%

Short-Term Investments	0.9
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

17

Hartford International Equity Fund inception 06/30/2008

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	Since Inception[1]
International Equity A2	24.17%	8.86%	2.92%
International Equity A3	17.34%	7.64%	2.30%
International Equity C2	23.29%	8.07%	2.17%
International Equity C3	22.29%	8.07%	2.17%
International Equity I2	24.49%	9.22%	3.30%
International Equity R3[2]	23.76%	8.60%	2.68%
International Equity R4[2]	24.13%	8.91%	2.97%
International Equity R5[2]	24.50%	9.13%	3.21%
International Equity Y2	24.67%	9.31%	3.35%
International Equity F2	24.60%	9.24%	3.31%
MSCI All Country World ex USA Index (Net)	23.64%	7.29%	2.82%
MSCI All Country World ex USA Index (Gross)	24.20%	7.77%	3.28%

[1]	Inception: 06/30/2008
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 3/1/17, the Fund changed its benchmark from the MSCI All Country World ex USA Index (Gross) to the MSCI All Country World ex USA Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI All Country World ex USA Index (Gross) (reflects no deduction for fees, expenses or taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to 8/13/15 reflects when the Fund pursued a modified investment strategy.

18

Hartford International Equity Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
International Equity Class A	1.12%	1.89%
International Equity Class C	1.87%	2.62%
International Equity Class I	0.87%	1.53%
International Equity Class R3	1.42%	2.15%
International Equity Class R4	1.17%	1.84%
International Equity Class R5	0.87%	1.50%
International Equity Class Y	0.77%	1.45%
International Equity Class F	0.67%	1.40%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2019 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford International Equity Fund returned 24.17%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index (Net), which returned 23.64% for the same period. The Fund also outperformed the 24.03% average return of the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index (Net), rose over the twelve-month period. At the beginning of the period, global equities were affected in November and December 2016 by Donald Trump’s election as President of the United States (U.S.). Emerging market (EM) equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar (USD). However, European equities and Asian equities rose during the last two months of the year. European equities climbed as investors welcomed the European Central Bank’s (ECB) announcement that it would extend its quantitative easing program. Asian equities went higher as well, led by Japanese equities as the yen weakened against the USD.

At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid 2016 fourth-quarter European gross domestic product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites; macroeconomic data for China was also more positive than expected. In the second quarter of 2017, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (EU). Continued evidence of an upswing in global growth helped to maintain bullish sentiment, as Chinese manufacturing and services data surprised to the upside.

During the third quarter of 2017 and into October, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. Eurozone confidence reached a decade-high level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies. During the period, emerging

19

Hartford International Equity Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

All eleven sectors within the MSCI All Country World ex USA Index (Net) posted positive returns for the 12 months ending October 31, 2017. The Information Technology (+47%), Materials (+28%) and Industrials (+27%) sectors posted the largest gains while Telecommunication Services (+9%), Healthcare (+14%), and Consumer Staples (+14%) lagged the broader index.

Security selection was the primary reason for the Fund’s outperformance relative to the MSCI All Country World ex USA Index (Net) during the period. Stock selection was strongest within the Financials, Information Technology, and Industrials sectors. This was slightly offset by weaker selection in Energy, which detracted from relative performance. Sector allocation, a result of the Fund’s bottom-up stock selection, detracted from benchmark-relative returns over the period. In particular, an underweight exposure to Financials during the fourth quarter of 2016 and overweight exposure to Utilities detracted from relative performance, which was partially offset by an overweight to Information Technology, which contributed positively. On a regional basis, security selection within Emerging Markets and Japan contributed positively to relative performance while selection within Europe detracted from relative performance. An underweight allocation to Japan contributed positively to benchmark-relative performance during the period.

Top contributors to performance relative to the MSCI All Country World ex USA Index (Net) during the period included Yandex NV (Information Technology), Hangzhou Hikvision (Information Technology), and AAC Technologies (Information Technology). Yandex NV, a Russian-based internet and Technology company, saw the price of its stock rise after announcing quarterly financial results in April that exceeded expectations due to an increase in revenues from its core online search and portal business. The company’s management also increased revenue guidance for the year. Hangzhou Hikvision, a Chinese-based supplier of video surveillance products and solutions, saw its stock price rise throughout the year on the back of strong industry growth, market share gains for the company, and expansion of their technology platform to applications beyond surveillance. AAC Technologies, a Hong Kong-based supplier of micro-components, saw its share price rise after reporting strong quarterly financial results in the third quarter and raised its revenue guidance driven by a higher capital expenditure plan for faster than expected acoustic upgrade cycles. Top contributors to absolute performance included Alibaba (Information Technology) and Samsung (Information Technology).

The largest detractors from performance relative to the MSCI All Country World ex USA Index (Net) were Petrobras (Energy), Eisai Co (Healthcare) and Raging River (Energy). The stock price of Petrobras, a Brazilian oil and energy company, fell during the period due to concerns about low oil prices and negative outlooks on new oil exploration. Share prices of Eisai, a Japan-based pharmaceutical company, fell during the period, particularly during the first few months of 2017, after the company announced results that showed a drop in earnings and year-over-year revenues. Raging River, a Canada-based oil and gas company, saw its stock price fall in the first half of the period in response to weakness in the oil price. We have seen the stock recover some of these losses as oil prices have rebounded at the end of the period. Saipem SPA (Energy) was a top absolute detractor from performance during the period.

Derivatives were used infrequently during the period for hedging and currency risk management purposes in the Fund and they did not have a material impact on performance during the period.

What is the outlook?

We remain constructive on the global outlook as economic data has continued to be broadly positive in our view. We have seen upside surprises in recent economic data from Japan and Europe and what appears to be an accelerating corporate profit cycle in emerging markets. As always, there are risks to this backdrop, with a growth slowdown in the U.S. or China, the Brexit cliff edge (i.e. the potential negative economic consequences from the U.K.’s decision to leave the European Union), or any number of geopolitical events amongst those considerations.

From a factor perspective, we expect growth and value to outperform safety (quality-associated factors including high return-on-equity, earnings and dividend growth stability, low financial leverage, etc.) and low volatility factors across geographies. This divergence could be more pronounced in some regions and nuanced by the dynamics within each region. We favor deeper value in Japan, for instance, as we believe that it is earlier in the economic cycle than other regions. With respect to a portion of the Fund, we continue to use systematic screening methodologies to select equity securities based on their characteristics, which may include but are not limited to their volatility, quality, value, growth, and momentum risk factor characteristics. This sleeve is intended to be complementary with the other sleeves within the Fund. While seeking securities that have low volatility characteristics has been the preferred way to get this exposure, we are increasingly cautious of the impact that rising interest rates may have on this factor. Across markets we have also seen an increase in the number of factors required to explain market performance, which may be favorable for active managers.

At the end of the period, the Fund was most overweight Financials, Utilities, and Telecommunication Services sectors and most underweight Materials, Healthcare, and Energy sectors, relative to the MSCI All Country World ex USA Index (Net). On a country basis, the Fund ended the period with the largest overweight to Canada and the largest underweights to Australia and the United Kingdom relative to the MSCI All Country World ex USA Index (Net).

20

Hartford International Equity Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.5%
Consumer Staples	8.0
Energy	4.6
Financials	27.9
Health Care	5.0
Industrials	11.6
Information Technology	11.4
Materials	5.3
Real Estate	2.7
Telecommunication Services	5.6
Utilities	4.8

Total	97.4%

Short-Term Investments	2.3
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

21

The Hartford International Growth Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
International Growth A1	25.79%	10.09%	-0.14%
International Growth A2	18.87%	8.86%	-0.70%
International Growth C1	24.88%	9.27%	-0.89%
International Growth C2	23.88%	9.27%	-0.89%
International Growth I1	26.05%	10.44%	0.20%
International Growth R3[1]	25.48%	9.88%	-0.36%
International Growth R4[1]	25.75%	10.21%	-0.03%
International Growth R5[1]	26.23%	10.55%	0.28%
International Growth Y1	26.20%	10.60%	0.36%
International Growth F1	26.22%	10.47%	0.21%
MSCI All Country World ex USA Growth Index (Net)	24.75%	8.36%	1.56%
MSCI All Country World ex USA Index (Net)	23.64%	7.29%	0.92%
MSCI All Country World ex USA Growth Index (Gross)	25.19%	8.74%	1.92%
MSCI All Country World ex USA Index (Gross)	24.20%	7.77%	1.38%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses..

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

Effective 3/1/17, the Fund changed its primary benchmark from the MSCI All Country World ex USA Growth Index (Gross) to the MSCI All Country World ex USA Growth Index (Net) and its secondary benchmark from the MSCI All Country World ex USA Index (Gross) to the MSCI All Country World ex USA Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of these benchmarks better reflects potential tax consequences for the Fund.

MSCI All Country World ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free float-adjusted weighted index designed to capture large- and mid-cap securities that exhibit overall growth style characteristics across developed and emerging market countries, excluding the U.S.

MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI All Country World ex USA Growth Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free-float adjusted market-cap weighted index designed to capture large- and mid-cap securities that exhibit overall growth style characteristics across developed and emerging market countries, excluding the U.S.

MSCI All Country World ex USA Index (Gross) (reflects no deduction for fees, expenses or taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22

The Hartford International Growth Fund inception 04/30/2001

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford International Growth Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
International Growth Class A	1.30%	1.54%
International Growth Class C	2.05%	2.24%
International Growth Class I	1.00%	1.17%
International Growth Class R3	1.60%	1.77%
International Growth Class R4	1.30%	1.40%
International Growth Class R5	1.00%	1.10%
International Growth Class Y	0.95%	1.05%
International Growth Class F	0.90%	1.00%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

John A. Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Growth Fund returned 25.79%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmarks, the MSCI All Country World ex USA Growth Index (Net) and the MSCI All Country World ex USA Index (Net), which returned 24.75% and 23.64%, respectively, for the same period. The Fund also outperformed the 24.03% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index (Net), rose over the twelve-month period. At the beginning of the period, global equities were affected in November and December 2016 by Donald Trump’s election as President of the United States (U.S.). Emerging market (EM) equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar (USD). However, European equities and Asian equities rose during the last two months of the year. European equities climbed as investors welcomed the European Central Bank’s (ECB) announcement that it would extend its quantitative easing program. Asian equities went higher as well, led by Japanese equities as the yen weakened against the USD.

At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid 2016 fourth-quarter European gross domestic product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites; macroeconomic data for China was also more positive than expected. In the second quarter of 2017, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped to maintain bullish sentiment, as Chinese manufacturing and services data surprised to the upside.

During the third quarter of 2017 and into October, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. Eurozone confidence reached a decade-high level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies. During the period, emerging market equities outperformed their developed market counterparts,

24

The Hartford International Growth Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

All eleven sectors in the MSCI All Country World ex USA Growth Index rose during the period. Within the index, the Information Technology (+49%), Consumer Discretionary (+28%), and Industrials (+28%) sectors performed best and the Energy (+4%), Utilities (+9%), and Real Estate (+13%) sectors lagged the broader index during the period.

Sector allocation, a residual of bottom-up stock selection, was the primary driver of outperformance relative to the MSCI All Country World ex USA Growth Index (Net). In particular, an overweight to Information Technology and underweights to Consumer Staples and Energy contributed positively to performance relative to the MSCI All Country World ex USA Growth Index (Net). This was partially offset by an overweight to Financials, which detracted from relative results. Security selection also contributed positively to performance relative to the MSCI All Country World ex USA Growth Index (Net). Security selection was strongest in the Information Technology, Industrials, and Utilities sectors. This was partially offset by weaker selection within the Telecommunication Services, Healthcare, and Consumer Discretionary sectors, which detracted from performance relative to the MSCI All Country World ex USA Growth Index (Net). On a regional basis, security selection in Emerging Markets and Asia contributed positively to performance relative to the MSCI All Country World ex USA Growth Index (Net), while security selection in Europe detracted from performance relative to the MSCI All Country World ex USA Growth Index (Net).

Alibaba (Information Technology), AAC Technologies (Information Technology), and Samsung (Information Technology) were the top contributors relative to the MSCI All Country World ex USA Growth Index (Net) during the period. Shares of Alibaba, a China-based company focused on online and mobile commerce, rose over the period as the company reported financial results that exceeded expectations, particularly in the third quarter of 2017. AAC Technologies, a Hong Kong-based supplier of micro-components, saw its share price rise after reporting strong quarterly financial results in the third quarter and raised its revenue guidance driven by higher demand due to faster than expected acoustic upgrade cycles. The stock price of Samsung, a South Korea-based manufacturer of electronic devices, rose during the period due to the strength in its memory and device screen businesses; Samsung was chosen to make screens for the Apple iPhone X. China-based Tencent (Information Technology) was a top absolute performer during the period.

Top detractors from performance relative to the MSCI All Country World ex USA Growth Index (Net) during the period were Allergan (Healthcare), KDDI Corp (Telecommunication Services), and Itau Unibanco (Financials). The shares of Allergan, an Ireland-based pharmaceutical company, fell over the period due to investor concerns over competitive pressures on some of their key products as well as concerns around the company’s stake in generic drugmaker Teva Pharmaceutical. KDDI Corp, a Japanese telecommunications company, saw its stock price fall due to concerns about slowing organic growth and poor year-over-year financial comparables due to increased competitive pressures from mobile virtual network operators. Itau Unibanco, a Brazil-based financial company, saw its share price drop during the period after it was affected by the negative economic outlook due to the unfolding political scandal that involved Brazil’s recently installed President. Denmark-based Pandora (Consumer Discretionary) was a top absolute detractor from performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The macroeconomic indicators that we follow continue to highlight a positive global economic cycle with strong fundamentals across all regions globally in our view. We believe the European economy continues to accelerate with GDP expected to reach the highest level in a decade driven by stronger internal demand and lower unemployment while consumer and investor confidence remains high. We also believe that Emerging Markets continue to benefit from cyclical recoveries supported by the global economic cycle and developed market quantitative easing leading to low interest rates and increased credit lending. We continue to find what we consider to be high quality growth companies trading at attractive valuations, as well as companies that can improve their returns on capital from industry consolidation, efficiency measures, or benefiting from regulatory changes.

At the end of the period, the Fund’s largest overweights were to Financials, Information Technology, and Consumer Discretionary sectors while the Fund was most underweight Materials, Consumer Staples, and Healthcare sectors relative to the MSCI All Country World ex USA Growth Index (Net).

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

25

The Hartford International Growth Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.3%
Consumer Staples	10.5
Energy	1.3
Financials	17.8
Health Care	5.5
Industrials	15.0
Information Technology	25.2
Materials	1.3
Real Estate	1.5
Telecommunication Services	2.3
Utilities	1.6

Total	97.3%

Short-Term Investments	2.5
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

26

The Hartford International Opportunities Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
International Opportunities A1	23.07%	8.51%	2.17%
International Opportunities A2	16.30%	7.29%	1.60%
International Opportunities C1	22.13%	7.72%	1.42%
International Opportunities C2	21.13%	7.72%	1.42%
International Opportunities I1	23.36%	8.87%	2.51%
International Opportunities R3[1]	22.69%	8.25%	1.92%
International Opportunities R4[1]	23.07%	8.58%	2.27%
International Opportunities R5[1]	23.47%	8.90%	2.55%
International Opportunities R6[1]	23.59%	9.01%	2.66%
International Opportunities Y1	23.51%	9.01%	2.66%
International Opportunities F1	23.51%	8.90%	2.52%
MSCI All Country World ex USA Index (Net)	23.64%	7.29%	0.92%
MSCI All Country World ex USA Index (Gross)	24.20%	7.77%	1.38%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 11/7/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 5/30/08 through 2/27/17 and Class A shares (excluding sales charges) prior to 5/30/08.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 3/1/17, the Fund changed its benchmark from the MSCI All Country World ex USA Index (Gross) to the MSCI All Country World ex USA Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI All Country World ex USA Index (Gross) (reflects no deduction for fees, expenses or taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

27

The Hartford International Opportunities Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
International Opportunities Class A	1.20%	1.20%
International Opportunities Class C	1.93%	1.93%
International Opportunities Class I	0.88%	0.88%
International Opportunities Class R3	1.45%	1.45%
International Opportunities Class R4	1.14%	1.14%
International Opportunities Class R5	0.84%	0.84%
International Opportunities Class R6	0.74%	0.74%
International Opportunities Class Y	0.79%	0.79%
International Opportunities Class F	0.74%	0.74%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Opportunities Fund returned 23.07%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the MSCI All Country World ex USA Index (Net), which returned 23.64% for the same period. The Fund outperformed the 22.65% average return of the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index (Net), rose over the twelve-month period. At the beginning of the period, global equities were affected in November and December 2016 by Donald Trump’s election as President of the United States (U.S.). Emerging market (EM) equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar (USD). However, European equities and Asian equities rose during the last two months of the year. European equities climbed as investors welcomed the European Central Bank’s (ECB) announcement that it would extend its quantitative easing program. Asian equities went higher as well, led by Japanese equities as the yen weakened against the U.S. Dollar.

At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid 2016 fourth-quarter European Gross Domestic Product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites; macroeconomic data for China was also more positive than expected. In the second quarter of 2017, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped to maintain bullish sentiment, as Chinese manufacturing and services data surprised to the upside.

During the third quarter of 2017 and into October, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. Eurozone confidence reached a decade-high level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies. During the period, emerging

28

The Hartford International Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

All eleven sectors within the MSCI All Country World ex USA Index (Net) posted positive returns for the twelve months ending October 31, 2017. The Information Technology (+47%), Materials (+28%), and Industrials (+27%) sectors posted the largest gains while Telecommunication Services (+9%), Healthcare (+14%), and Consumer Staples (+14%) lagged the broader index.

Sector allocation, a result of the bottom-up stock selection process, was the primary driver of the Fund’s underperformance relative to the MSCI All Country World ex USA Index (Net) over the period, largely due to overweights to Financials and Real Estate. This was partially offset by an overweight to the Information Technology sector, which contributed positively. Security selection contributed positively to relative returns over the period. Strong stock selection in the Information Technology, Industrials, and Materials sectors was only partially offset by weaker stock selection in Energy, Healthcare, and Consumer Discretionary sectors.

The largest detractors from returns relative to the MSCI All Country World ex USA Index (Net) over the period included Petrobras (Energy), Seven & I Holdings (Consumer Staples), and WPP (Consumer Discretionary). Shares of Petrobras, an integrated oil and gas producer in Brazil, struggled in the first quarter of 2017 as oil supply outpaced market expectations and caused the price of oil to fall. We eliminated our position in the second quarter of 2017. Shares of Japan-based convenience store chain Seven & I Holdings fell in USD terms at the end of 2016 as the Japanese yen (JPY) strengthened. The underlying stock has performed well (in JPY terms), and we continue to hold it as we believe the market underappreciates the company’s ability to sustain returns on capital through product innovation, further supply chain optimization, and the benefit of structural trends in Japan. Shares of WPP, a UK-based global marketing and advertising company, underperformed as cost cutting efforts led to a period of subdued revenue growth. Teva Pharmaceuticals (Healthcare) and RWE AG (Utilities) were top absolute detractors during the period.

Top contributors to benchmark-relative performance during the period included Airbus (Industrials), Alibaba Group (Information Technology), and Sky (Consumer Discretionary). Shares of Airbus, a France-based company that manufactures and services aircrafts, rose through the combination of rising delivery volumes, falling R&D and production costs, improvements in pricing on the A320neo, and benefits of a weaker Euro. Shares of Alibaba Group, a China-based internet and e-commerce company, contributed positively to performance relative to the MSCI All Country World ex USA Index (Net) during the period as its shares outperformed after the company posted strong earnings ahead of consensus across multiple metrics. Benchmark constituent Sky, the largest pay TV provider in the United Kingdom (U.K.), fell over the period as a result of the U.K.

referendum to leave the EU, which continued to put significant downward pressure on the British Pound (GBP). We exited our position early in the period. Samsung Electronics (Information Technology) was a top absolute performer during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

In general, we have a constructive outlook on the economy. Low inflation enables central banks globally to maintain accommodative monetary policies, and we believe that manufacturing indicators continue to strengthen in both the U.S. and Europe, reaching their highest levels in several years. We also believe that markets have almost fully recognized the cyclical recovery in Europe where the next leg of upside depends on France and Germany working together to enable secular European growth. The exception is the U.K. where we are concerned that inflation data is accelerating and the current account deficit has widened, leaving it vulnerable as it enters negotiations for the U.K.’s exit from the E.U. The Fund’s U.K. positions are multinational companies less exposed to the U.K. domestic economy and we remained underweight the U.K. as a whole as of the end of the period. In Asia, we have a positive outlook on China in the mid-term as politics in the form of upcoming elections are likely to be uneventful in our view. Japan’s market has lagged Europe and the U.S. and we see select opportunities in what we consider to be attractively valued companies that could benefit from a better cycle.

Technology advances continue to change both consumer habits and business processes. We see opportunities in companies that enable these advances as well as those using information technology as a competitive advantage. Financials exposure remained overweight in the Fund as of the end of the period, particularly banks and insurers leveraged to the potential for rates to rise modestly going forward. Another area of interest to us is the auto industry. On the one hand, the market is focused on technological advances, such as autonomous driving, that are contemplated for incorporation into autos in the not too distant future. On the other hand, the more traditional auto industry is mispriced relative to positive fundamentals, in our view.

At the end of the period, the Fund was most overweight the Industrials, Financials, and Information Technology sectors and most underweight the Materials, Energy, and Healthcare sectors relative to the MSCI All Country World ex USA Index (Net). On a regional basis, the Fund ended the period with overweights to Europe and North America and underweights to Asia ex Japan and Emerging Markets countries relative to the MSCI All Country World ex USA Index (Net).

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or

29

The Hartford International Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.0%
Consumer Staples	7.9
Energy	3.9
Financials	26.1
Health Care	5.4
Industrials	15.5
Information Technology	14.3
Materials	2.2
Real Estate	3.1
Telecommunication Services	2.7
Utilities	2.8

Total	95.9%

Short-Term Investments	3.3
Other Assets & Liabilities	0.8

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

Composition by Currency

as of October 31, 2017

Description	Percentage of Net Assets
British Pound	8.4%
Canadian Dollar	8.4
Danish Krone	0.6
Euro	28.1
Hong Kong Dollar	5.6
Indian Rupee	3.0
Japanese Yen	16.6
Mexican Peso	0.6
South Korean Won	2.3
Swiss Franc	9.1
Taiwanese Dollar	3.7
United States Dollar	12.8
Other Assets & Liabilities	0.8

Total	100.0%

30

The Hartford International Small Company Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
International Small Company A1	29.29%	11.40%	3.90%
International Small Company A2	22.18%	10.14%	3.32%
International Small Company C1	28.25%	10.59%	3.13%
International Small Company C2	27.25%	10.59%	3.13%
International Small Company I1	29.76%	11.81%	4.30%
International Small Company R3[1]	28.95%	11.20%	3.92%
International Small Company R4[1]	29.35%	11.55%	4.15%
International Small Company R5[1]	29.75%	11.85%	4.37%
International Small Company Y1	29.72%	11.93%	4.42%
International Small Company F1	29.83%	11.82%	4.31%
S&P EPAC SmallCap Index	27.71%	13.20%	4.04%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 5/31/07 through 2/27/17 and Class A shares (excluding sales charges) prior to 5/31/07.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P EPAC SmallCap Index (reflects no deduction for fees, expenses or taxes) is a global equity index comprised of the securities with the smallest market capitalization from each country in the S&P BMI (Broad Market Index) World.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective on the close of business on 4/29/16, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

31

The Hartford International Small Company Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
International Small Company Class A	1.48%	1.48%
International Small Company Class C	2.22%	2.22%
International Small Company Class I	1.12%	1.12%
International Small Company Class R3	1.67%	1.70%
International Small Company Class R4	1.37%	1.40%
International Small Company Class R5	1.07%	1.11%
International Small Company Class Y	1.02%	1.05%
International Small Company Class F	1.00%	1.00%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Simon H. Thomas

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Daniel Maguire, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Small Company Fund returned 29.29%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned 27.71% for the same period. The Fund also outperformed the 26.95% average return of the Lipper International Small/Mid-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index, rose over the twelve-month period. At the beginning of the period, global equities were affected in November and December 2016 by Donald Trump’s election as President of the United States (U.S.). Emerging market (EM) equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar (USD). However, European equities and Asian equities rose during the last two months of the year. European equities climbed as investors welcomed the European Central Bank’s (ECB) announcement that it would extend its quantitative easing program. Asian equities went higher as well, led by Japanese equities as the yen weakened against the USD.

At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid 2016 fourth-quarter European Gross Domestic Product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites; macroeconomic data for China was also more positive than expected. In the second quarter of 2017, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped to maintain bullish sentiment, as Chinese manufacturing and services data surprised to the upside.

During the third quarter of 2017 and into October, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. Eurozone confidence reached a decade-high level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies. During the period, emerging

32

The Hartford International Small Company Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

All of the eleven sectors within the Fund’s benchmark posted positive returns during the period. Information Technology (+39%), Industrials (+33%), and Materials (+32%) gained the most during the period. Energy (+13%), Real Estate (+16%), and Consumer Staples (+17%) lagged the broader index.

Security selection was the primary contributor to performance relative to the S&P EPAC SmallCap Index during the period. Strong selection within the Consumer Discretionary, Information Technology, and Industrials sectors was only partially offset by weaker selection in the Materials, Financials, and Consumer Staples sectors. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to benchmark-relative results over the period, largely due to underweights to the Real Estate and Consumer Staples sectors. On a regional basis, security selection within Emerging Markets and Europe contributed positively to benchmark-relative returns while selection within Asia ex-Japan detracted from benchmark-relative returns. Underweights to Asian ex-Japan and Emerging Markets contributed positively to relative returns during the period, while only slightly offset by an overweight to Japan which detracted from relative returns.

Top contributors to relative and absolute returns during the period were Globalwafers (Informational Technology), ams AG (informational Technology), and Moncler (Consumer Discretionary). Globalwafers’, a Taiwan-based silicon wafer supplier, share price benefited from market speculation of a semiconductor wafer price increase and the potential business synergies gained from the Sun Edison Semiconductor acquisition. Shares of ams AG, an Austria-based developer and manufacturer of semiconductors, sensors, power management, and various wireless solutions, rose as the company reported strong first quarter 2017 results and increased guidance driven by strength in its core business lines. Shares of Moncler, an Italian designer of men’s, women’s and children’s clothing, benefited from several positive earnings announcements from the company. While we have modestly trimmed our position in Moncler during the period, we continue to hold the stock at the end of the period.

The largest detractors from performance relative to the S&P EPAC SmallCap Index during the period were Zenkoku Hosho (Financials), Domino’s Pizza Enterprises Ltd. (Consumer Discretionary), and Takara Leben (Real Estate). Shares of Zenkoku Hoshu, a Japanese credit guarantee company, fell as the market rotated into more cyclical names where valuation and stock performance had lagged. Domino’s Pizza Enterprises Ltd. is an Australia-based operator of retail food outlets and holder of the master franchise rights for the Domino’s Pizza Enterprises Ltd. brand and network in Australia, New Zealand, part of Europe and Japan. The company’s share price declined on the back of weaker than expected fiscal year 2017 results. We maintained our position as we continued to be excited about the business and encouraged by long term growth prospects in Europe. Shares of Takara Leben, a Japan-based real estate developer, fell as the company lowered earnings for the fiscal year, primarily due to the push out of further asset sales of its solar power generation business.

Derivatives were not used in a significant manner in the Fund during the period and thus did not have a material impact on performance during the period.

What is the outlook?

We continue to seek to invest in high quality companies with strong balance sheets and good business models that we believe are attractively valued relative to their global industry. Further, we buy companies whose results we think should exceed consensus expectations over the next two to three years. We think a disciplined approach to valuation and a quality orientation leads to better results in down markets and overall performance over time.

The Fund’s sector and regional positioning continue to reflect the opportunities that we find most attractive according to the criteria of the Fund’s investment philosophy and process. At the end of the period, we were most overweight the Industrials, Healthcare, and Materials sectors relative to the S&P EPAC SmallCap Index, while the Fund’s largest underweights were to the Real Estate, Information Technology, and Financials sectors. On a regional basis, we were most overweight Japan where we continue to find what we consider to be the most attractive opportunities, while Europe and developed Asia ex-Japan remains the Fund’s largest underweights relative to the S&P EPAC SmallCap Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). To the extent the Fund focuses its investments in a specific country or region, it may be more volatile than a fund that invests more broadly. Small-cap securities can have greater risk and volatility than large-cap securities.

33

The Hartford International Small Company Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	17.8%
Consumer Staples	3.1
Energy	2.2
Financials	6.9
Health Care	14.5
Industrials	29.7
Information Technology	7.7
Materials	12.8
Real Estate	2.7
Telecommunication Services	0.9

Total	98.3%

Short-Term Investments	0.9
Other Assets & Liabilities	0.8

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

Composition by Currency

as of October 31, 2017

Description	Percentage of Net Assets
Australian Dollar	6.0%
British Pound	17.2
Euro	27.4
Hong Kong Dollar	3.0
Japanese Yen	35.6
Norwegian Krone	1.4
South Korean Won	2.8
Swedish Krona	0.7
Swiss Franc	3.2
Taiwanese Dollar	0.4
United States Dollar	1.5
Other Assets & Liabilities	0.8

Total	100.0%

34

The Hartford International Value Fund inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	Since Inception[1]
International Value A2	24.76%	12.36%	11.09%
International Value A3	17.89%	11.10%	10.25%
International Value C2	24.01%	11.62%	10.35%
International Value C3	23.01%	11.62%	10.35%
International Value I2	25.21%	12.77%	11.50%
International Value R3[2]	24.46%	12.08%	10.82%
International Value R4[2]	24.83%	12.43%	11.16%
International Value R5[2]	25.18%	12.76%	11.49%
International Value Y2	25.29%	13.19%	11.83%
International Value F2	25.35%	12.79%	11.51%
MSCI EAFE Value Index (Net)	23.21%	7.69%	7.32%
MSCI EAFE Index (Net)	23.44%	8.53%	8.24%
MSCI EAFE Value Index (Gross)	23.89%	8.27%	7.90%
MSCI EAFE Index (Gross)	24.01%	9.01%	8.72%

[1]	Inception: 05/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 3/1/17, the Fund changed its benchmarks from the MSCI EAFE Value Index (Gross) and MSCI EAFE Index (Gross) to the MSCI EAFE Value Index (Net) and MSCI EAFE Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of these benchmarks better reflects potential tax consequences for the Fund.

MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free-float weighted index. The Index represents the securities classified as “value” securities by MSCI that are members of the MSCI EAFE Index. The MSCI EAFE region covers developed market countries in Europe, Australasia, and the Far East.

MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) (Europe, Australasia, Far East) is a free float-adjusted capitalization index that is designed to measure developed market equity performance, and excludes the U.S. and Canada.

MSCI EAFE Value Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free-float weighted index. The Index represents the securities classified as “value” securities by MSCI that are members of the MSCI EAFE Index. The MSCI EAFE region covers developed market countries in Europe, Australasia, and the Far East.

MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes) (Europe, Australasia, Far East) is a free float-adjusted capitalization index that is designed to measure developed market equity performance, and excludes the U.S. and Canada.

You cannot invest directly in an index.

35

The Hartford International Value Fund inception 05/28/2010

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective on the close of business on 11/28/14, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

36

The Hartford International Value Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
International Value Class A	1.35%	1.35%
International Value Class C	2.00%	2.00%
International Value Class I	0.98%	0.98%
International Value Class R3	1.61%	1.61%
International Value Class R4	1.30%	1.30%
International Value Class R5	1.00%	1.00%
International Value Class Y	0.94%	0.94%
International Value Class F	0.89%	0.89%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

James H. Shakin, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Andrew M. Corry, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Value Fund returned 24.76%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmarks, the MSCI EAFE Value Index (Net) and the MSCI EAFE Index (Net), which returned 23.21% and 23.44%, respectively, for the same period. The Fund also outperformed the 22.80% average return of the Lipper International Multi Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index (Net), rose over the twelve-month period. At the beginning of the period, global equities were affected in November and December 2016 by Donald Trump’s election as President of the United States (U.S.). Emerging market (EM) equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar (USD). However, European equities and Asian equities rose during the last two months of the year. European equities climbed as investors welcomed the European Central Bank (ECB)’s announcement that it would extend its quantitative easing program. Asian equities went higher as well, led by Japanese equities as the yen weakened against the USD.

At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid 2016 fourth-quarter European Gross Domestic Product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites; macroeconomic data for China was also more positive than expected. In the second quarter of 2017, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped to maintain bullish sentiment, as Chinese manufacturing and services data surprised to the upside.

During the third quarter of 2017 and into October, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. Eurozone confidence reached a decade-high level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies. During the period, emerging market equities outperformed their developed market counterparts,

37

The Hartford International Value Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

as measured by the MSCI Emerging Markets Index (Net) and MSCI World Index (Net), respectively.

All of the eleven sectors in the MSCI EAFE Value Index (Net) rose during the period. Within the index, Materials (+38%), Information Technology (+34%), and Financials (+31%) sectors rose the most during the period, while Consumer Staples (+3%), Telecommunication Services (+4%), and Healthcare (+10%) sectors lagged the broader index.

Sector allocation, a result of bottom-up stock selection decisions, was the primary contributor to outperformance relative to the MSCI EAFE Value Index (Net) during the period. Most notably, the Fund’s overweight to Information Technology and underweights to Healthcare and Real Estate contributed positively to returns relative to the MSCI EAFE Value Index (Net) over the period. This was only partially offset by an underweight to Financials which detracted from performance. Security selection also contributed positively to benchmark-relative outperformance during the period. Strong selection within the Industrials and Information Technology sectors more than offset weaker selection within Materials and Energy. On a regional basis, security selection in Europe and Japan contributed positively to returns relative to the MSCI EAFE Value Index (Net) over the period. An out-of-benchmark allocation to North America detracted from performance relative to the MSCI EAFE Value Index (Net).

Over the period, Air France (Industrials), GlaxoSmithKline (Healthcare), and Deutsche Lufthansa (Industrials) contributed positively to performance relative to the MSCI EAFE Value Index (Net). Shares of Air France, a France-based airline, and Deutsche Lufthansa, a Germany-based airline, rose as the airline industry continues to benefit from low oil prices, an improving macroeconomic background, and improving passenger yields. We eliminated both positions as the stocks significantly appreciated during the period. Shares of GlaxoSmithKline, U.K.-based global pharmaceutical company engaged in development, manufacturing and marketing of vaccines and other health-related consumer products, declined as the drug pricing debate continues to weigh heavily on the shares of major drug makers. Not owning this benchmark constituent contributed positively to returns relative to the MSCI EAFE Value Index (Net) during the period. HSBC (Financials) was a top absolute contributor over the period.

The largest detractors relative to the MSCI EAFE Value Index (Net) over the period were Banco Popular (Financials), Eldorado Gold (Materials), and Allianz (Financials). Shares of Banco Popular, a Spain-based bank, fell during the period as it became evident that the bank’s balance sheet issues were worse than expected due to its large book of low quality real estate assets and despite previous capital raises. Shares of Eldorado Gold, a Canada-based gold producer, fell as challenges at Kisladag, Turkey’s largest gold mine and the company’s flagship asset weighed on the stock during the period given its slower-than-expected start to 2017, and corresponding downgrade to production targets. Shares of Allianz, a

Germany-based financial services company, rose as the company announced good first quarter 2017 results. Not holding this benchmark constituent detracted from returns relative to the MSCI EAFE Value Index (Net) during the period. Toyo Engineering (Industrials) was a top absolute detractor over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Reminiscent of the rally in value equities in the back half of 2016, cyclical securities returned to favor in the third quarter of 2017, outperforming their more defensive counterparts. Concurrently, strength experienced during the first half of 2017 within the Information Technology (IT) sector extended through October 2017. As a result, at the end of the period, we reduced the Fund’s exposure to the IT sector by selling those companies that have met our price targets. We continue to like Japan and energy investment opportunities going into next year.

As a result of bottom-up stock selection, the Fund ended the period most overweight the Consumer Discretionary, Information Technology, and Materials sectors and most underweight the Financials, Real Estate, and Healthcare sectors relative to the MSCI EAFE Value Index (Net). On a country basis, the Fund ended the period with the largest overweights to Japan and Russia and the largest underweights to Australia and Germany relative to the MSCI EAFE Value Index (Net).

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. To the extent the Fund focuses its investments in a specific country or region, it may be more volatile than a fund that invests more broadly. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

38

The Hartford International Value Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.3%
Consumer Staples	1.4
Energy	12.1
Financials	24.6
Health Care	4.2
Industrials	12.5
Information Technology	8.0
Materials	9.2
Telecommunication Services	3.6
Utilities	3.2

Total	93.1%

Short-Term Investments	5.9
Other Assets & Liabilities	1.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

Composition by Currency

as of October 31, 2017

Description	Percentage of Net Assets
Australian Dollar	0.6%
Brazilian Real	0.6
British Pound	13.5
Canadian Dollar	1.2
Danish Krone	0.4
Euro	23.8
Hong Kong Dollar	2.2
Hungarian Forint	0.4
Indian Rupee	1.0
Japanese Yen	33.1
Norwegian Krone	0.8
South African Rand	1.6
South Korean Won	2.3
Swedish Krona	1.3
Swiss Franc	4.4
Taiwanese Dollar	2.1
United States Dollar	9.6
Other Assets & Liabilities	1.0

Total	100.0%

39

International/Global Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2017 through October 31, 2017. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hartford Emerging Markets Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,168.40	$7.98	$1,000.00	$1,017.85	$7.43	1.46%	184	365
Class C	$1,000.00	$1,164.30	$12.06	$1,000.00	$1,014.07	$11.22	2.21%	184	365
Class I	$1,000.00	$1,170.20	$6.67	$1,000.00	$1,019.06	$6.21	1.22%	184	365
Class R3	$1,000.00	$1,168.40	$9.35	$1,000.00	$1,016.59	$8.69	1.71%	184	365
Class R4	$1,000.00	$1,168.80	$7.98	$1,000.00	$1,017.85	$7.43	1.46%	184	365
Class R5	$1,000.00	$1,171.10	$6.29	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class Y	$1,000.00	$1,171.60	$6.08	$1,000.00	$1,019.61	$5.65	1.11%	184	365
Class F	$1,000.00	$1,172.60	$5.48	$1,000.00	$1,020.16	$5.09	1.00%	184	365

40

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Environmental Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,114.40	$6.45	$1,000.00	$1,019.11	$6.16	1.21%	184	365
Class C	$1,000.00	$1,114.60	$5.86	$1,000.00	$1,019.66	$5.60	1.10%	184	365
Class I	$1,000.00	$1,115.80	$5.07	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R3	$1,000.00	$1,114.50	$6.08	$1,000.00	$1,019.46	$5.80	1.14%	184	365
Class R4	$1,000.00	$1,115.30	$5.76	$1,000.00	$1,019.76	$5.50	1.08%	184	365
Class R5	$1,000.00	$1,115.20	$5.44	$1,000.00	$1,020.06	$5.19	1.02%	184	365
Class R6	$1,000.00	$1,116.00	$4.91	$1,000.00	$1,020.57	$4.69	0.92%	184	365
Class Y	$1,000.00	$1,116.00	$4.80	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class F	$1,000.00	$1,116.70	$4.80	$1,000.00	$1,020.67	$4.58	0.90%	184	365

Hartford Global Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,079.10	$6.55	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class C	$1,000.00	$1,075.70	$10.31	$1,000.00	$1,015.28	$10.01	1.97%	184	365
Class I	$1,000.00	$1,080.70	$5.14	$1,000.00	$1,020.27	$4.99	0.98%	184	365
Class R3	$1,000.00	$1,079.20	$7.07	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$1,080.30	$5.51	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R5	$1,000.00	$1,081.40	$4.98	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class Y	$1,000.00	$1,081.20	$4.77	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class F	$1,000.00	$1,081.80	$4.51	$1,000.00	$1,020.87	$4.38	0.86%	184	365

41

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Global Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,084.70	$6.36	$1,000.00	$1,019.11	$6.16	1.21%	184	365
Class C	$1,000.00	$1,080.00	$10.38	$1,000.00	$1,015.22	$10.06	1.98%	184	365
Class I	$1,000.00	$1,086.20	$5.36	$1,000.00	$1,020.06	$5.19	1.02%	184	365
Class R3	$1,000.00	$1,083.40	$7.61	$1,000.00	$1,017.90	$7.38	1.45%	184	365
Class R4	$1,000.00	$1,084.70	$6.04	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R5	$1,000.00	$1,086.40	$4.47	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class Y	$1,000.00	$1,086.90	$4.21	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class F	$1,000.00	$1,086.60	$4.21	$1,000.00	$1,021.17	$4.08	0.80%	184	365

Hartford International Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,126.20	$6.06	$1,000.00	$1,019.51	$5.75	1.13%	184	365
Class C	$1,000.00	$1,121.30	$10.05	$1,000.00	$1,015.73	$9.55	1.88%	184	365
Class I	$1,000.00	$1,127.20	$4.66	$1,000.00	$1,020.82	$4.43	0.87%	184	365
Class R3	$1,000.00	$1,124.60	$7.66	$1,000.00	$1,018.00	$7.27	1.43%	184	365
Class R4	$1,000.00	$1,126.10	$6.27	$1,000.00	$1,019.31	$5.96	1.17%	184	365
Class R5	$1,000.00	$1,127.40	$4.50	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class Y	$1,000.00	$1,128.40	$4.13	$1,000.00	$1,021.32	$3.92	0.77%	184	365
Class F	$1,000.00	$1,128.20	$3.54	$1,000.00	$1,021.88	$3.36	0.66%	184	365

The Hartford International Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,150.50	$7.05	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class C	$1,000.00	$1,145.80	$11.09	$1,000.00	$1,014.87	$10.41	2.05%	184	365
Class I	$1,000.00	$1,151.00	$5.42	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class R3	$1,000.00	$1,148.80	$8.67	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class R4	$1,000.00	$1,149.70	$7.04	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class R5	$1,000.00	$1,151.40	$5.42	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class Y	$1,000.00	$1,151.70	$5.15	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class F	$1,000.00	$1,152.60	$4.88	$1,000.00	$1,020.67	$4.58	0.90%	184	365

42

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford International Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,110.50	$6.01	$1,000.00	$1,019.51	$5.75	1.13%	184	365
Class C(1)	$1,000.00	$1,106.10	$9.87	$1,000.00	$1,015.83	$9.45	1.86%	184	365
Class I	$1,000.00	$1,111.70	$4.74	$1,000.00	$1,020.72	$4.53	0.89%	184	365
Class R3	$1,000.00	$1,108.80	$7.55	$1,000.00	$1,018.05	$7.22	1.42%	184	365
Class R4	$1,000.00	$1,110.70	$5.96	$1,000.00	$1,019.56	$5.70	1.12%	184	365
Class R5	$1,000.00	$1,112.20	$4.31	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class R6	$1,000.00	$1,112.90	$3.78	$1,000.00	$1,021.63	$3.62	0.71%	184	365
Class Y	$1,000.00	$1,112.20	$4.05	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class F	$1,000.00	$1,113.00	$3.78	$1,000.00	$1,021.63	$3.62	0.71%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.89%, and the expenses paid in the actual and hypothetical examples above would have been $10.02 and $9.59, respectively.

The Hartford International Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A(1)	$1,000.00	$1,126.80	$7.56	$1,000.00	$1,018.10	$7.17	1.41%	184	365
Class C(2)	$1,000.00	$1,122.20	$11.45	$1,000.00	$1,014.42	$10.87	2.14%	184	365
Class I(3)	$1,000.00	$1,129.10	$5.53	$1,000.00	$1,020.01	$5.24	1.03%	184	365
Class R3	$1,000.00	$1,125.20	$8.84	$1,000.00	$1,016.89	$8.39	1.65%	184	365
Class R4	$1,000.00	$1,127.40	$7.24	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R5	$1,000.00	$1,128.60	$5.63	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class Y	$1,000.00	$1,128.50	$5.53	$1,000.00	$1,020.01	$5.24	1.03%	184	365
Class F	$1,000.00	$1,129.70	$5.26	$1,000.00	$1,020.27	$4.99	0.98%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.47%, and the expenses paid in the actual and hypothetical examples above would have been $7.90 and $7.49, respectively.

(2)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 2.22%, and the expenses paid in the actual and hypothetical examples above would have been $11.86 and $11.25, respectively.

(3)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.06%, and the expenses paid in the actual and hypothetical examples above would have been $5.67 and $5.38, respectively.

43

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford International Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,117.60	$7.05	$1,000.00	$1,018.55	$6.72	1.32%	184	365
Class C	$1,000.00	$1,114.60	$10.18	$1,000.00	$1,015.58	$9.70	1.91%	184	365
Class I	$1,000.00	$1,119.60	$4.97	$1,000.00	$1,020.52	$4.74	0.93%	184	365
Class R3	$1,000.00	$1,116.00	$8.32	$1,000.00	$1,017.34	$7.93	1.56%	184	365
Class R4	$1,000.00	$1,117.50	$6.62	$1,000.00	$1,018.96	$6.31	1.24%	184	365
Class R5	$1,000.00	$1,119.80	$4.97	$1,000.00	$1,020.52	$4.74	0.93%	184	365
Class Y	$1,000.00	$1,119.70	$4.70	$1,000.00	$1,020.77	$4.48	0.88%	184	365
Class F	$1,000.00	$1,120.80	$4.44	$1,000.00	$1,021.02	$4.23	0.83%	184	365

44

Hartford Emerging Markets Equity Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8%
	Brazil - 5.2%
76,404	Banco Santander Brasil S.A. ADR	$663,951
6,186	Cia de Saneamento de Minas Gerais-COPASA	74,505
9,023	EDP - Energias do Brasil S.A.	39,718
61,859	Estacio Participacoes S.A.	554,619
11,365	Fibria Celulose S.A.	181,837
21,506	Fleury S.A.	189,861
10,016	Kroton Educacional S.A.	55,081
42,196	Qualicorp S.A.	451,460
13,525	SLC Agricola S.A.	90,958
22,901	Smiles Fidelidade S.A.	598,550
26,200	Telefonica Brasil S.A. ADR	403,480
16,334	TIM Participacoes S.A. ADR	301,199
33,274	Transmissora Alianca de Energia Eletrica S.A. UNIT	208,516
27,663	Vale S.A.	271,446
37,890	Wiz Solucoes e Corretagem de Seguros S.A.	189,027

		4,274,208

	Chile - 0.3%
9,453	Enel Americas S.A. ADR	100,202
29,000	Enel Chile S.A.	170,810

		271,012

	China - 26.0%
113,487	Agile Group Holdings Ltd.	165,573
2,775,992	Agricultural Bank of China Ltd. Class H	1,307,473
11,558	Alibaba Group Holding Ltd. ADR*	2,136,959
103,120	Anhui Conch Cement Co., Ltd. Class H	441,734
2,606	Baidu, Inc. ADR*	635,708
2,526,133	Bank of China Ltd. Class H	1,262,467
695,291	Bank of Communications Co., Ltd. Class H	524,898
160,369	Beijing Capital International Airport Co., Ltd. Class H	263,346
193,349	China CITIC Bank Corp. Ltd. Class H	124,584
2,131,161	China Construction Bank Corp. Class H	1,904,650
75,373	China Everbright Bank Co., Ltd. Class H	35,579
46,624	China Evergrande Group*	179,845
84,966	China Harmony New Energy Auto Holding Ltd.*	50,202
304,258	China Huarong Asset Management Co. Ltd.(1)	143,124
16,000	China Mengniu Dairy Co., Ltd.*	44,339
890,787	China Petroleum & Chemical Corp. Class H	654,121
187,019	China Shenhua Energy Co., Ltd. Class H	447,400
730,900	China Telecom Corp. Ltd. Class H	366,545
218,500	Chongqing Rural Commercial Bank Co., Ltd. Class H	148,536
78,426	CNOOC Ltd.	107,082
23,412	Country Garden Holdings Co., Ltd.	37,113
563,318	Dongfeng Motor Group Co., Ltd. Class H	773,261
36,659	ENN Energy Holdings Ltd.	269,015
139,174	Geely Automobile Holdings Ltd.	431,560
262,832	Guangzhou Automobile Group Co., Ltd. Class H	653,615
27,272	Guangzhou R&F Properties Co., Ltd. Class H	58,153
1,230,787	Industrial & Commercial Bank of China Ltd. Class H	979,294
389,290	KWG Property Holding Ltd.	386,498
40,996	Longfor Properties Co., Ltd.	95,764
1,125,685	People’s Insurance Co. Group of China Ltd. Class H	535,777
119,921	PICC Property & Casualty Co., Ltd. Class H	237,982
387,006	Sihuan Pharmaceutical Holdings Group Ltd.	140,006
280,191	Sinopec Shanghai Petrochemical Co., Ltd. Class H	167,127

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	China - 26.0% - (continued)
37,629	Sinopharm Group Co., Ltd. Class H	$168,484
74,264	Sinotrans Ltd. Class H	35,699
25,256	Sunny Optical Technology Group Co., Ltd.	370,441
4,150	TAL Education Group ADR	114,125
62,756	Tencent Holdings Ltd.	2,820,574
45,536	Tianneng Power International Ltd.	43,921
73,466	TravelSky Technology Ltd. Class H	190,416
418,933	Weichai Power Co., Ltd. Class H	521,665
112,407	Yanzhou Coal Mining Co., Ltd. Class H	112,192
4,062	Yirendai Ltd. ADR	176,250
10,112	YY, Inc. ADR*	914,024
28,400	ZTE Corp. Class H*	98,672

		21,275,793

	Czech Republic - 0.1%
3,680	CEZ AS	80,693

	Greece - 0.2%
8,038	Motor Oil Hellas Corinth Refineries S.A.	192,411

	Hong Kong - 4.7%
53,705	China Everbright Ltd.	127,435
102,484	China Mobile Ltd.	1,030,821
158,734	China Overseas Land & Investment Ltd.	515,412
298,270	CITIC Ltd.	436,946
90,836	Haier Electronics Group Co., Ltd.	239,514
363,321	Ju Teng International Holdings Ltd.	129,544
383,084	Nine Dragons Paper Holdings Ltd.	704,108
171,750	Shimao Property Holdings Ltd.	360,018
321,723	Sun Art Retail Group Ltd.	325,192

		3,868,990

	Hungary - 0.1%
2,391	OTP Bank plc	96,395

	India - 9.4%
35,645	Balrampur Chini Mills Ltd.	94,504
11,893	Bata India Ltd.	149,042
14,685	CESC Ltd.	231,176
10,165	Escorts Ltd.	119,520
48,102	GAIL India Ltd.	345,663
9,908	HCL Technologies Ltd.	130,937
1,899	Hero MotoCorp Ltd.	113,017
11,975	Hindustan Petroleum Corp. Ltd.	82,718
72,606	Housing Development & Infrastructure Ltd.*	66,279
131,261	Indian Oil Corp. Ltd.	842,800
13,225	Infosys Ltd.	188,298
21,680	Kaveri Seed Co., Ltd.	192,642
7,632	Maruti Suzuki India Ltd.	968,206
219,494	Oil & Natural Gas Corp. Ltd.	648,567
369,340	Power Finance Corp. Ltd.	793,766
45,440	Reliance Infrastructure Ltd.	353,341
103,994	Rural Electrification Corp. Ltd.	278,352
15,779	Tata Consultancy Services Ltd.	639,601
19,044	Tata Global Beverages Ltd.	66,838
21,532	Titan Co., Ltd.	211,210
139,378	Vedanta Ltd.	715,525
45,915	Wipro Ltd.	208,660
45,820	Wipro Ltd. ADR	245,595

		7,686,257

The accompanying notes are an integral part of these financial statements.

45

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Indonesia - 2.6%
1,292,456	Adaro Energy Tbk PT	$173,932
223,975	Bank Mandiri Persero Tbk PT	116,333
918,365	Bank Negara Indonesia Persero Tbk PT	514,807
80,834	Bank Rakyat Indonesia Persero Tbk PT	93,000
39,900	Gudang Garam Tbk PT	205,936
2,946,676	Telekomunikasi Indonesia Persero Tbk PT	879,190
65,372	United Tractors Tbk PT	167,135

		2,150,333

	Malaysia - 2.9%
327,280	AirAsia Bhd	258,267
514,930	CIMB Group Holdings Bhd	746,822
69,442	Genting Bhd	148,438
231,883	Malayan Banking Bhd	506,665
16,759	Malaysia Airports Holdings Bhd	32,778
281,422	MISC Bhd	461,609
49,676	Tenaga Nasional Bhd	176,007

		2,330,586

	Mexico - 2.4%
47,565	Coca-Cola Femsa S.A.B. de C.V. Series L	321,537
50,334	Fibra Uno Administracion S.A. de C.V. REIT	78,973
80,960	Grupo Financiero Banorte S.A.B. de C.V. Series O	479,719
16,638	Grupo Financiero Santander Mexico S.A.B. de C.V. Class B, ADR	140,092
429,478	Wal-Mart de Mexico S.A.B. de C.V.	961,477

		1,981,798

	Peru - 0.1%
357	Credicorp Ltd.	74,770

	Philippines - 0.0%
334,326	Megaworld Corp.	34,517

	Poland - 1.5%
21,064	Energa S.A.	73,201
7,854	Grupa Lotos S.A.	142,428
14,673	PGE Polska Grupa Energetyczna S.A.*	52,610
22,492	Polski Koncern Naftowy Orlen S.A.	795,531
10,464	Powszechny Zaklad Ubezpieczen S.A.	135,044

		1,198,814

	Qatar - 0.2%
22,165	Barwa Real Estate Co.	182,372

	Russia - 3.0%
102,154	Mobile TeleSystems PJSC ADR	1,083,854
5,334	Novolipetsk Steel PJSC GDR	122,975
73,621	Sberbank of Russia PJSC ADR	1,056,624
35,457	Surgutneftegas OJSC ADR	177,210

		2,440,663

	Singapore - 0.5%
309,172	IGG, Inc.	415,092

	South Africa - 4.4%
16,561	Barloworld Ltd.	156,160
27,863	Bid Corp. Ltd.	612,883
8,165	Clicks Group Ltd.	91,452
29,237	Exxaro Resources Ltd.	297,110
43,646	Growthpoint Properties Ltd. REIT	75,709
6,645	Kumba Iron Ore Ltd.	127,847
16,520	Mondi Ltd.	396,270
7,017	Mr. Price Group Ltd.	86,970
4,979	Naspers Ltd. Class N	1,213,046

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	South Africa - 4.4% - (continued)
8,931	Sappi Ltd.	$59,807
29,273	Standard Bank Group Ltd.	339,929
28,858	Telkom S.A. SOC Ltd.	108,094

		3,565,277

	South Korea - 14.8%
615	E-Mart, Inc.	123,110
1,537	Hana Financial Group, Inc.	65,782
11,642	Hanwha Corp.	464,532
25,080	Industrial Bank of Korea	343,627
19,446	KB Financial Group, Inc.	1,016,721
5,925	Kia Motors Corp.	187,542
3,651	KT&G Corp.	345,433
510	LG Chem Ltd.	183,884
6,553	LG Electronics, Inc.	533,456
172	NCSoft Corp.	65,574
3,857	Poongsan Corp.	169,159
2,521	POSCO	734,835
1,717	Samsung Electronics Co., Ltd.	4,232,585
20,073	Shinhan Financial Group Co., Ltd.	901,643
17,409	SK Hynix, Inc.	1,283,612
2,133	SK Innovation Co., Ltd.	391,279
3,871	SK Telecom Co., Ltd.	913,865
10,805	Woori Bank	158,123

		12,114,762

	Taiwan - 10.1%
10,648	Asustek Computer, Inc.	92,213
230,911	Cathay Financial Holding Co., Ltd.	381,561
124,642	Chailease Holding Co., Ltd.	321,520
109,658	Compal Electronics, Inc.	80,738
78,512	E Ink Holdings, Inc.	109,665
330,385	Epistar Corp.*	535,417
247,869	Evergreen Marine Corp. Taiwan Ltd.*	148,475
54,201	FLEXium Interconnect, Inc.	207,822
272,725	Fubon Financial Holding Co., Ltd.	434,644
8,119	General Interface Solution Holding Ltd.	74,541
71,243	Grand Pacific Petrochemical	54,010
375,969	HannStar Display Corp.	146,021
473,674	Hon Hai Precision Industry Co., Ltd.	1,760,619
134,278	Innolux Corp.	58,855
21,239	Lotes Co., Ltd.	131,105
9,775	Merry Electronics Co., Ltd.	74,775
141,759	Nanya Technology Corp.	385,376
101,239	Pegatron Corp.	262,335
12,568	Phison Electronics Corp.	149,625
3,114	Qisda Corp.	2,275
37,494	Radiant Opto-Electronics Corp.	83,398
227,769	Taiwan Semiconductor Manufacturing Co., Ltd.	1,841,353
15,370	TPK Holding Co., Ltd.*	50,774
73,183	Uni-President Enterprises Corp.	152,909
654,706	Winbond Electronics Corp.	567,734
208,447	Wistron Corp.	174,112

		8,281,872

	Thailand - 4.4%
249,739	Amata Corp. PCL	161,631
145,866	Krung Thai Bank PCL	79,915
267,477	PTT Global Chemical PCL	644,135
72,252	PTT PCL	913,481
4,704,584	Sansiri PCL NVDR	331,389

The accompanying notes are an integral part of these financial statements.

46

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Thailand - 4.4% - (continued)
29,153	Siam Cement PCL	$428,169
469,696	Star Petroleum Refining PCL	246,157
98,190	Thai Oil PCL	301,486
59,168	Tisco Financial Group PCL	156,291
98,928	Tisco Financial Group PCL NVDR	261,376
14,759	Workpoint Entertainment PCL NVDR	43,539

		3,567,569

	Turkey - 2.2%
2,483	BIM Birlesik Magazalar AS	50,672
170,944	Eregli Demir ve Celik Fabrikalari T.A.S.	401,741
7,053	Ford Otomotiv Sanayi AS	99,643
43,557	TAV Havalimanlari Holding AS	217,160
7,668	Tupras Turkiye Petrol Rafinerileri AS	276,274
43,682	Turkiye Garanti Bankasi AS	120,348
171,278	Turkiye Is Bankasi	323,266
179,058	Turkiye Vakiflar Bankasi TAO	299,513

		1,788,617

	United Arab Emirates - 0.4%
339,316	DAMAC Properties Dubai Co. PJSC	364,940

	Total Common Stocks (cost $64,446,864)	$78,237,741

PREFERRED STOCKS - 1.1%
	Brazil - 1.1%
27,300	Banco do Estado do Rio Grande do Sul S.A. Class B	$127,182
10,500	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	47,311
111,300	Itausa - Investimentos Itau S.A.*	356,563
34,000	Suzano Papel e Celulose S.A. Class A	211,298
53,100	Usinas Siderurgicas de Minas Gerais S.A. Class A*	143,005

		885,359

	Total Preferred Stocks (cost $859,676)	$885,359

WARRANTS - 0.0%
	Thailand - 0.0%
89,713	Thaifoods Group PCL Expires 5/20/18*	$3,268

	Total Warrants (cost $ -)	$3,268

	Total Long-Term Investments (cost $65,306,540)	$79,126,368

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.8%
	Other Investment Pools & Funds - 3.8%
3,094,915	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(2)	$3,094,915

	Total Short-Term Investments (cost $3,094,915)	$3,094,915

Total Investments (cost $68,401,455)	100.7%	$82,221,283
Other Assets and Liabilities	(0.7)%	(538,478)

Total Net Assets	100.0%	$81,682,805

The accompanying notes are an integral part of these financial statements.

47

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Security issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2017, the aggregate value of this security was $143,124, which represented 0.2% of total net assets.

(2)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Emerging Market (mini MSCI) Index Future	28	12/15/2017	$1,573,880	$31,329

Total futures contracts				$31,329

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
OJSC	Open Joint Stock Company
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

48

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Brazil	$4,274,208	$4,274,208	$—	$—
Chile	271,012	271,012	—	—
China	21,275,793	3,977,066	17,298,727	—
Czech Republic	80,693	—	80,693	—
Greece	192,411	192,411	—	—
Hong Kong	3,868,990	—	3,868,990	—
Hungary	96,395	—	96,395	—
India	7,686,257	245,595	7,440,662	—
Indonesia	2,150,333	373,071	1,777,262	—
Malaysia	2,330,586	32,778	2,297,808	—
Mexico	1,981,798	1,981,798	—	—
Peru	74,770	74,770	—	—
Philippines	34,517	34,517	—	—
Poland	1,198,814	—	1,198,814	—
Qatar	182,372	—	182,372	—
Russia	2,440,663	1,083,854	1,356,809	—
Singapore	415,092	—	415,092	—
South Africa	3,565,277	1,273,407	2,291,870	—
South Korea	12,114,762	345,433	11,769,329	—
Taiwan	8,281,872	—	8,281,872	—
Thailand	3,567,569	2,631,867	935,702	—
Turkey	1,788,617	—	1,788,617	—
United Arab Emirates	364,940	364,940	—	—
Preferred Stocks	885,359	885,359	—	—
Warrants	3,268	3,268	—	—
Short-Term Investments	3,094,915	3,094,915	—	—
Futures Contracts(2)	31,329	31,329	—	—

Total	$82,252,612	$21,171,598	$61,081,014	$—

(1)	For the year ended October 31, 2017, investments valued at $2,138,334 were transferred from Level 1 to Level 2 due to the application of a fair valuation model factor; investments valued at $1,599,786 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation model factor and there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

49

Hartford Environmental Opportunities Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.9%
	Austria - 2.2%
49,370	Zumtobel Group AG	$844,077

	Canada - 2.1%
45,604	Boralex, Inc. Class A	810,204

	China - 5.5%
1,492,997	China Longyuan Power Group Corp. Ltd. Class H	1,107,192
2,894,000	Huaneng Renewables Corp. Ltd. Class H	995,259

		2,102,451

	France - 6.6%
18,771	Cie de Saint-Gobain	1,100,598
31,928	Rexel S.A.	569,341
49,426	Suez	869,230

		2,539,169

	Germany - 5.2%
22,011	Innogy SE(1)	1,023,643
6,782	Siemens AG	974,117

		1,997,760

	Japan - 9.9%
6,810	Daikin Industries Ltd.	752,579
38,500	Fujitsu General Ltd.	736,312
26,455	Kyudenko Corp.	1,168,060
15,800	Park24 Co., Ltd.	365,222
38,145	Sekisui Chemical Co., Ltd.	769,930

		3,792,103

	Netherlands - 1.8%
29,379	Arcadis N.V.	679,114

	Norway - 1.8%
49,117	Tomra Systems ASA	685,521

	Spain - 3.2%
153,121	Iberdrola S.A.	1,237,372

	Sweden - 4.1%
27,316	Electrolux AB Series B	965,527
62,600	Nibe Industrier AB Class B	625,984

		1,591,511

	Switzerland - 2.2%
32,156	ABB Ltd.	839,755

	United Kingdom - 2.3%
8,856	Delphi Automotive plc	880,109

	United States - 47.1%
25,983	8Point3 Energy Partners L.P.	393,383
8,984	American Water Works Co., Inc.	788,436
17,845	AquaVenture Holdings Ltd.*	217,174
24,297	Avangrid, Inc.	1,256,884
18,658	Clean Harbors, Inc.*	998,389
10,358	Eaton Corp. plc	828,847
9,647	Edison International	771,278
11,136	First Solar, Inc.*	610,475
37,730	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	907,784
5,485	Hubbell, Inc.	690,123
5,346	Illinois Tool Works, Inc.	836,756
20,781	Itron, Inc.*	1,624,035
16,346	Johnson Controls International plc	676,561
79,090	Mueller Water Products, Inc. Class A	944,334
6,736	NextEra Energy, Inc.	1,044,551
46,506	NRG Yield, Inc. Class C	865,012

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.9% - (continued)
	United States - 47.1% - (continued)
15,568	Pattern Energy Group, Inc.	$359,154
12,673	Pentair plc	892,939
4,533	Rogers Corp.*	689,379
7,770	Tetra Tech, Inc.	382,672
11,547	Waste Management, Inc.	948,817
8,064	Watts Water Technologies, Inc. Class A	543,514
12,466	Xylem, Inc.	829,363

		18,099,860

	Total Common Stocks (cost $29,436,526)	$36,099,006

PREFERRED STOCKS - 2.1%
	Brazil - 2.1%
247,600	Cia de Saneamento do Parana	$821,221

	Total Preferred Stocks (cost $898,648)	$821,221

	Total Long-Term Investments (cost $30,335,174)	$36,920,227

SHORT-TERM INVESTMENTS - 3.4%
	Other Investment Pools & Funds - 3.4%
1,315,414	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(2)	$1,315,414

	Total Short-Term Investments (cost $1,315,414)	$1,315,414

Total Investments (cost $31,650,588)	99.4%	$38,235,641
Other Assets and Liabilities	0.6%	214,051

Total Net Assets	100.0%	$38,449,692

The accompanying notes are an integral part of these financial statements.

50

Hartford Environmental Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Security issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2017, the aggregate value of this security was $1,023,643, which represented 2.7% of total net assets.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

51

Hartford Environmental Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Austria	$844,077	$—	$844,077	$—
Canada	810,204	810,204	—	—
China	2,102,451	—	2,102,451	—
France	2,539,169	—	2,539,169	—
Germany	1,997,760	—	1,997,760	—
Japan	3,792,103	—	3,792,103	—
Netherlands	679,114	—	679,114	—
Norway	685,521	685,521	—	—
Spain	1,237,372	—	1,237,372	—
Sweden	1,591,511	—	1,591,511	—
Switzerland	839,755	—	839,755	—
United Kingdom	880,109	880,109	—	—
United States	18,099,860	18,099,860	—	—
Preferred Stocks	821,221	821,221	—	—
Short-Term Investments	1,315,414	1,315,414	—	—

Total	$38,235,641	$22,612,329	$15,623,312	$—

(1)	For the year ended October 31, 2017, investments valued at $21,245 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor; investments valued at $537,136 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor and there were no transfers in and out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

52

Hartford Global Capital Appreciation Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5%
	Automobiles & Components - 2.2%
1,759,443	Chongqing Changan Automobile Co., Ltd. Class B	$2,302,653
20,418	Daimler AG	1,704,620
159,217	General Motors Co.	6,843,147
395,718	GKN plc	1,667,893
82,600	Goodyear Tire & Rubber Co.	2,526,734
31,310	Magna International, Inc.	1,708,083
73,170	Mazda Motor Corp.	1,056,262
64,311	Tata Motors Ltd. ADR*	2,106,828
88,800	Toyo Tire & Rubber Co., Ltd.	2,009,237
25,406	Valeo S.A.	1,720,092

		23,645,549

	Banks - 8.6%
658,584	Banco Santander S.A.	4,464,745
70,428	Bank of America Corp.	1,929,023
812,861	Bank of Ireland Group plc*	6,370,479
38,900	Bank of Montreal	2,979,991
44,338	Bank of Nova Scotia	2,860,688
76,149	BNP Paribas S.A.	5,943,385
28,100	Canadian Imperial Bank of Commerce	2,473,480
436,500	China Merchants Bank Co., Ltd. Class H	1,666,844
202,803	Citigroup, Inc.	14,906,020
46,994	Citizens Financial Group, Inc.	1,786,242
74,964	HDFC Bank Ltd.	2,096,857
259,889	HSBC Holdings plc	2,537,847
904,085	ICICI Bank Ltd.	4,238,194
469,302	ICICI Bank Ltd. ADR	4,294,113
84,592	IndusInd Bank Ltd.	2,126,133
210,300	Itau Unibanco Holding S.A. ADR	2,693,943
21,058	JP Morgan Chase & Co.	2,118,645
139,579	LIC Housing Finance Ltd.	1,291,690
325,700	Mitsubishi UFJ Financial Group, Inc.	2,209,269
27,363	PNC Financial Services Group, Inc.	3,742,985
327,500	Public Bank Bhd	1,582,654
59,400	Royal Bank of Canada	4,644,352
136,600	Sberbank of Russia PJSC ADR	1,960,512
521,036	State Bank of India	2,460,740
80,900	Toronto-Dominion Bank	4,599,028
208,271	UniCredit S.p.A.*	3,980,190

		91,958,049

	Capital Goods - 6.9%
23,675	3M Co.	5,449,748
108,000	AerCap Holdings N.V.*	5,685,120
34,559	Airbus SE	3,546,272
42,512	Alstom S.A.	1,719,877
123,800	Assa Abloy AB Class B	2,610,056
34,943	Brenntag AG	1,982,515
113,322	Cie de Saint-Gobain	6,644,398
1,534,751	Cobham plc*	2,833,348
67,315	Denyo Co., Ltd.	1,130,738
14,246	Eaton Corp. plc	1,139,965
28,022	Fastenal Co.	1,316,193
11,189	General Dynamics Corp.	2,271,143
284,700	Hazama Ando Corp.	2,321,228
121,325	Hino Motors Ltd.	1,561,575
20,615	Illinois Tool Works, Inc.	3,226,660
65,500	Komatsu Ltd.	2,140,262
25,767	Legrand S.A.	1,912,181
106,434	Leonardo S.p.A.	1,837,264
198,151	Lithium Technology Corp., Escrow*(1)(2)(3)(4)	65,390

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Capital Goods - 6.9% - (continued)
9,526	Lockheed Martin Corp.	$2,935,532
7,793	MAN SE	862,925
44,351	Mitsubishi Heavy Industries Ltd.	1,735,318
349,962	QinetiQ Group plc	1,134,413
9,894	Rheinmetall AG	1,175,094
28,785	Safran S.A.	3,031,702
415,090	Sanwa Holdings Corp.	5,205,348
10,017	Schneider Electric SE*	880,105
66,330	Ultra Electronics Holdings plc	1,606,163
20,513	United Technologies Corp.	2,456,637
39,335	Vinci S.A.	3,853,947

		74,271,117

	Commercial & Professional Services - 1.3%
125,680	Atento S.A.*	1,533,296
78,175	Experian plc	1,647,014
49,889	IHS Markit Ltd.*	2,125,770
2,210	Klarna Holding AB*(1)(2)(3)(4)	254,187
76,065	Nippon Kanzai Co., Ltd.	1,370,568
26,020	Republic Services, Inc.	1,693,121
160,156	Steelcase, Inc. Class A	2,330,270
32,954	Waste Management, Inc.	2,707,830

		13,662,056

	Consumer Durables & Apparel - 2.4%
309,000	Glenveagh Properties plc*(2)	404,931
10,231,165	Global Brands Group Holding Ltd.*	1,193,793
354,400	Gree Electric Appliances, Inc. of Zhuhai Class A	2,276,102
68,535	Neinor Homes SA.*(2)	1,408,653
183,491	NIKE, Inc. Class B	10,090,170
46,766	One Kings Lane, Inc., Escrow*(1)(2)(3)(4)	11,692
141,300	Sony Corp.	5,911,240
44,900	Tapestry, Inc.	1,838,655
99,027	Under Armour, Inc. Class C*	1,141,781
20,562	VF Corp.	1,432,143

		25,709,160

	Consumer Services - 3.0%
7,512	Chipotle Mexican Grill, Inc.*	2,042,513
130,441	Compass Group plc	2,863,746
202,061	DraftKings, Inc.*(1)(2)(3)(4)	313,195
76,322	Hilton Worldwide Holdings, Inc.	5,516,554
631,836	Kroton Educacional S.A.	3,474,683
893,688	Ladbrokes Coral Group plc	1,512,177
50,769	Las Vegas Sands Corp.	3,217,739
24,508	McDonald’s Corp.	4,090,630
133,469	Melco Resorts & Entertainment Ltd. ADR	3,374,096
21,690	New Oriental Education & Technology Group, Inc. ADR	1,805,476
105,565	OPAP S.A.	1,182,946
119,500	Parques Reunidos Servicios Centrales SAU(2)	1,942,529
8,768	Wynn Resorts Ltd.	1,293,192

		32,629,476

	Diversified Financials - 4.1%
35,573	American Express Co.	3,397,933
78,375	Amundi S.A.(2)	6,642,369
677,166	Anima Holding S.p.A.(2)	5,148,950
19,020	Capital One Financial Corp.	1,753,264
207,587	Cerved Information Solutions S.p.A.	2,669,727
137,516	Deutsche Bank AG	2,253,775
78,535	Hong Kong Exchanges & Clearing Ltd.	2,188,318
169,260	Ichiyoshi Securities Co., Ltd.	1,942,749

The accompanying notes are an integral part of these financial statements.

53

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Diversified Financials - 4.1% - (continued)
39,513	Intercontinental Exchange, Inc.	$2,611,809
159,200	J2 Acquisition Ltd.*(2)	1,592,000
54,210	Ocelot Partners Ltd.*(2)	531,258
41,667	Schroders plc	1,933,217
43,190	Synchrony Financial	1,408,858
52,708	TD Ameritrade Holding Corp.	2,634,873
36,800	Thomson Reuters Corp.	1,720,623
328,841	UBS Group AG*	5,594,606

		44,024,329

	Energy - 2.9%
52,362	Anadarko Petroleum Corp.	2,585,112
39,174	Canadian Natural Resources Ltd.	1,367,172
30,398	Cimarex Energy Co.	3,554,438
10,372	Concho Resources, Inc.*	1,392,026
16,712	Diamondback Energy, Inc.*	1,790,858
14,093	EOG Resources, Inc.	1,407,468
59,393	Halliburton Co.	2,538,457
14,234	Helmerich & Payne, Inc.	773,048
26,983	Hess Corp.	1,191,569
5,139,085	Hilong Holding Ltd.	818,474
81,310	Imperial Oil Ltd.	2,636,383
155,535	Kinder Morgan, Inc.	2,816,739
140,100	Laredo Petroleum, Inc.*	1,669,992
110,186	Newfield Exploration Co.*	3,392,627
9,366	Pioneer Natural Resources Co.	1,401,809
89,478	Southwestern Energy Co.*	496,603
119,510	WPX Energy, Inc.*	1,348,073

		31,180,848

	Food & Staples Retailing - 1.5%
14,306	Costco Wholesale Corp.	2,304,411
10,200	George Weston Ltd.	856,417
112,278	Kroger Co.	2,324,155
27,000	Loblaw Cos. Ltd.	1,393,427
52,100	Seven & i Holdings Co., Ltd.	2,099,862
486,700	Wal-Mart de Mexico S.A.B. de C.V.	1,089,580
64,342	Walgreens Boots Alliance, Inc.	4,263,944
36,311	X5 Retail Group N.V. GDR*	1,492,382

		15,824,178

	Food, Beverage & Tobacco - 4.4%
69,079	Altria Group, Inc.	4,436,253
82,430	British American Tobacco plc	5,325,788
418,359	C&C Group plc	1,435,660
24,200	Campbell Soup Co.	1,146,354
7,541	CJ CheilJedang Corp.	2,467,621
88,963	Coca-Cola Co.	4,090,519
143,226	Diageo plc	4,890,998
18,362	Dr Pepper Snapple Group, Inc.	1,572,889
30,300	Ezaki Glico Co., Ltd.	1,680,518
31,928	Heineken N.V.	3,110,834
116,300	Kuala Lumpur Kepong Bhd	675,795
14,660	McCormick & Co., Inc.	1,459,110
56,613	Nestle S.A.	4,763,333
35,664	PepsiCo, Inc.	3,931,243
149,400	PPB Group Bhd	592,165
272,650	Treasury Wine Estates Ltd.	3,272,872
577,983	Vina Concha y Toro S.A.	1,018,590
632,329	Yantai Changyu Pioneer Wine Co., Ltd. Class B	1,637,654

		47,508,196

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Health Care Equipment & Services - 3.8%
15,225	Aetna, Inc.	$2,588,707
14,329	Becton Dickinson and Co.	2,990,032
37,976	Cardinal Health, Inc.	2,350,714
38,056	Danaher Corp.	3,511,427
28,956	DexCom, Inc.*	1,302,151
21,091	Edwards Lifesciences Corp.*	2,156,133
39,341	Envision Healthcare Corp.*	1,675,927
137,577	Hologic, Inc.*	5,207,289
34,216	McKesson Corp.	4,717,702
52,689	Medtronic plc	4,242,518
15,881	Quest Diagnostics, Inc.	1,489,320
2,352,780	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	1,689,752
28,062	STERIS plc	2,619,027
18,748	UnitedHealth Group, Inc.	3,941,205

		40,481,904

	Household & Personal Products - 1.4%
46,966	Colgate-Palmolive Co.	3,308,755
173,247	Coty, Inc. Class A	2,668,004
34,239	Procter & Gamble Co.	2,956,195
27,306	Reckitt Benckiser Group plc	2,442,976
53,860	Unilever N.V.	3,121,726

		14,497,656

	Insurance - 4.1%
272,400	AIA Group Ltd.	2,052,664
77,802	American International Group, Inc.	5,026,787
130,241	AXA S.A.	3,931,766
28,869	Chubb Ltd.	4,354,023
18,100	Intact Financial Corp.	1,479,455
330,165	Lancashire Holdings Ltd.	3,295,393
35,164	Marsh & McLennan Cos., Inc.	2,845,823
80,502	MetLife, Inc.	4,313,297
332,968	QBE Insurance Group Ltd.	2,730,273
17,050	RenaissanceRe Holdings Ltd.	2,359,038
110,800	T&D Holdings, Inc.	1,728,553
68,900	Tokio Marine Holdings, Inc.	2,970,087
20,353	Willis Towers Watson plc	3,278,461
82,800	XL Group Ltd.	3,350,916

		43,716,536

	Materials - 5.6%
100,100	Anhui Conch Cement Co., Ltd. Class A	395,547
211,000	Anhui Conch Cement Co., Ltd. Class H	903,859
53,928	ArcelorMittal*	1,542,341
63,677	Ball Corp.	2,733,654
103,357	BillerudKorsnas AB	1,778,879
23,187	Celanese Corp. Series A	2,418,636
254,888	Cemex S.A.B. de C.V. ADR*	2,067,142
186,777	CRH plc	7,022,510
19,291	Ecolab, Inc.	2,520,562
251,942	First Quantum Minerals Ltd.	2,818,017
1,040,189	Glencore plc*	5,017,039
28,756	International Paper Co.	1,646,856
77,689	KapStone Paper & Packaging Corp.	1,744,895
399,003	Klondex Mines Ltd.*	1,153,617
28,198	LafargeHolcim Ltd.*	1,592,197
24,960	Packaging Corp. of America	2,902,099
201,732	Platform Specialty Products Corp.*	2,158,532
19,867	PPG Industries, Inc.	2,309,340

The accompanying notes are an integral part of these financial statements.

54

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Materials - 5.6% - (continued)
21,058	Praxair, Inc.	$3,076,995
14,140	Randgold Resources Ltd. ADR	1,389,538
45,129	Reliance Steel & Aluminum Co.	3,467,712
39,600	Southern Copper Corp.	1,700,820
136,000	Sumitomo Chemical Co., Ltd.	955,787
626,130	Sumitomo Osaka Cement Co., Ltd.	2,867,520
60,534	Taiheiyo Cement Corp.	2,419,481
13,400	Teck Resources Ltd. Class B	273,896
22,973	WestRock Co.	1,408,934

		60,286,405

	Media - 1.6%
25,576	CJ E&M Corp.	1,931,000
52,597	DISH Network Corp. Class A*	2,553,058
410,300	Grupo Televisa S.A.B. Series CPO, UNIT	1,795,996
132,230	Nippon Television Holdings, Inc.	2,386,837
232,728	SES S.A.	3,785,084
47,098	Walt Disney Co.	4,606,655

		17,058,630

	Pharmaceuticals, Biotechnology & Life Sciences - 5.6%
9,730	Allergan plc	1,724,448
33,099	AstraZeneca plc	2,239,510
171,093	AstraZeneca plc ADR	5,902,709
6,549	Biogen, Inc.*	2,041,061
211,142	Bristol-Myers Squibb Co.	13,019,016
854,000	CSPC Pharmaceutical Group Ltd.	1,485,732
36,000	Eisai Co., Ltd.	2,003,638
43,100	Exact Sciences Corp.*	2,370,069
41,444	Hikma Pharmaceuticals plc	640,600
8,209	Incyte Corp.*	929,669
27,126	Ionis Pharmaceuticals, Inc.*	1,549,166
30,298	Johnson & Johnson	4,223,844
64,803	Merck & Co., Inc.	3,569,997
82,345	Mylan N.V.*	2,940,540
52,453	Novartis AG	4,326,283
3,266	Regeneron Pharmaceuticals, Inc.*	1,314,957
12,681	Roche Holding AG	2,930,972
39,900	Takeda Pharmaceutical Co., Ltd.	2,249,757
17,258	TESARO, Inc.*	1,997,959
15,659	Thermo Fisher Scientific, Inc.	3,035,184

		60,495,111

	Real Estate - 3.4%
60,760	Aedas Homes SAU*(2)	2,123,288
28,764	American Tower Corp. REIT	4,132,524
67,140	Axiare Patrimonio SOCIMI S.A. REIT	1,259,149
377,605	BR Malls Participacoes S.A.	1,463,648
46,820	CBRE Group, Inc. Class A, REIT*	1,840,962
1,296,220	Corp. Inmobiliaria Vesta S.A.B. de C.V.	1,602,379
88,520	Daiwa House Industry Co., Ltd.	3,244,515
141,376	Grivalia Properties REIC A.E. REIT	1,473,902
771,455	Hibernia plc REIT	1,321,876
106,534	Host Hotels & Resorts, Inc. REIT	2,083,805
1,827,455	New South Resources Ltd.*	2,064,898
341,247	Oberoi Realty Ltd.	2,500,988
22,877	Public Storage REIT	4,741,258
115,249	Realogy Holdings Corp.	3,726,000
9,611	Simon Property Group, Inc. REIT	1,492,877
66,832	STORE Capital Corp. REIT	1,650,082

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Real Estate - 3.4% - (continued)
4,081	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)(4)	$211,436

		36,933,587

	Retailing - 2.1%
727,000	Allstar Co.*(1)(2)(3)(4)	1
28,415	Ctrip.com International Ltd. ADR*	1,360,794
14,419	Expedia, Inc.	1,797,473
5,968	Honest Co.*(1)(2)(3)(4)	105,514
5,907	JAND, Inc. Class A*(1)(2)(3)(4)	47,197
28,424	JD.com, Inc. ADR*	1,066,468
122,400	Macy’s, Inc.	2,296,224
10,246	Netflix, Inc.*	2,012,622
1,690	Priceline Group, Inc.*	3,231,212
42,256	TJX Cos., Inc.	2,949,469
16,188	Tory Burch LLC*(1)(2)(3)(4)	716,637
11,000	Ulta Salon Cosmetics & Fragrance, Inc.*	2,219,690
42,429	Wayfair, Inc. Class A*	2,965,787
29,362	Zalando SE*(2)	1,478,118

		22,247,206

	Semiconductors & Semiconductor Equipment - 4.5%
282,518	Advanced Micro Devices, Inc.*	3,103,460
13,326	Broadcom Ltd.	3,516,865
51,865	KLA-Tencor Corp.	5,647,580
35,134	Microchip Technology, Inc.	3,330,703
171,943	Micron Technology, Inc.*	7,618,794
20,476	NVIDIA Corp.	4,234,642
197,782	QUALCOMM, Inc.	10,088,860
40,230	Silicon Motion Technology Corp. ADR	1,947,937
536,630	Taiwan Semiconductor Manufacturing Co., Ltd.	4,338,277
38,600	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,633,938
60,153	Teradyne, Inc.	2,579,962

		48,041,018

	Software & Services - 11.5%
30,366	Accenture plc Class A	4,322,904
9,474	Activision Blizzard, Inc.	620,452
18,355	Adobe Systems, Inc.*	3,215,062
50,910	Alibaba Group Holding Ltd. ADR*	9,412,750
10,729	Alliance Data Systems Corp.	2,400,399
11,603	Alphabet, Inc. Class C*	11,796,074
25,375	Amdocs Ltd.	1,651,913
13,096	Autodesk, Inc.*	1,636,476
22,527	Automatic Data Processing, Inc.	2,618,989
8,532	Baidu, Inc. ADR*	2,081,296
151,796	Birst, Inc. Escrow*(1)(2)(3)(4)	14,421
30,275	Capgemini SE	3,677,927
43,919	ChinaCache International Holdings Ltd. ADR*	46,993
6,184	Cloudera, Inc.*	93,564
14,320	CoStar Group, Inc.*	4,235,140
42,700	DeNA Co., Ltd.	1,004,190
58,522	Descartes Systems Group, Inc.*	1,696,553
83,684	Facebook, Inc. Class A*	15,068,141
1,500	ForeScout Technologies, Inc.*	38,775
15,320	ForeScout Technologies, Inc.*(1)(2)(3)(4)	357,300
50,750	Genpact Ltd.	1,545,338
32,590	Global Payments, Inc.	3,387,730
41,453	GoDaddy, Inc. Class A*	1,935,855
258,459	Just Eat plc*	2,677,645

The accompanying notes are an integral part of these financial statements.

55

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Software & Services - 11.5% - (continued)
58,530	Microsoft Corp.	$4,868,525
5,342	NetEase, Inc. ADR	1,506,017
72,200	Nexon Co., Ltd.*	1,942,117
4,600	Nintendo Co., Ltd.	1,784,623
37,820	PayPal Holdings, Inc.*	2,744,219
31,661	Salesforce.com, Inc.*	3,240,187
49,581	ServiceNow, Inc.*	6,265,551
75,500	Tencent Holdings Ltd.	3,393,354
12,749	Trade Desk, Inc. Class A*	840,414
28,813	Veracode, Inc.*(1)(2)(3)(4)	115,828
37,539	Verint Systems, Inc.*	1,584,146
33,609	Visa, Inc. Class A	3,696,318
52,746	Workday, Inc. Class A*	5,854,279
248,790	Yandex N.V. Class A*	8,416,566
47,990	Zillow Group, Inc. Class C*	1,981,027

		123,769,058

	Technology Hardware & Equipment - 2.9%
39,013	Acacia Communications, Inc.*	1,650,640
25,279	Apple, Inc.	4,273,162
331,000	Catcher Technology Co., Ltd.	3,522,808
285,558	Flex Ltd.*	5,082,932
59,800	Keysight Technologies, Inc.*	2,671,266
216,352	Nokia Oyj	1,064,002
3,352	Samsung Electronics Co., Ltd.	8,263,031
33,774	Western Digital Corp.	3,015,005
1,128,020	WPG Holdings Ltd.	1,545,347

		31,088,193

	Telecommunication Services - 2.0%
24,700	BCE, Inc.	1,140,515
217,230	BT Group plc	748,473
129,951	Hellenic Telecommunications Organization S.A.	1,544,008
156,155	KDDI Corp.	4,160,381
94,300	Nippon Telegraph & Telephone Corp.	4,559,171
713,400	Singapore Telecommunications Ltd.	1,973,600
61,200	SoftBank Group Corp.	5,423,674
162,769	Sprint Corp.*	1,064,509
32,700	TELUS Corp.	1,184,206

		21,798,537

	Transportation - 2.9%
71,116	Air New Zealand Ltd.	160,661
85,219	Canadian National Railway Co.	6,857,286
53,200	CSX Corp.	2,682,876
45,241	Delta Air Lines, Inc.	2,263,407
25,281	DSV A/S	1,954,876
35,230	Genesee & Wyoming, Inc. Class A*	2,528,809
52,525	Hitachi Transport System Ltd.	1,299,787
9,420	J.B. Hunt Transport Services, Inc.	1,002,194
62,900	Japan Airlines Co., Ltd.	2,152,897
92,985	Knight-Swift Transportation Holdings, Inc.*	3,854,228
9,400	Kuehne + Nagel International AG	1,642,329
40,147	United Parcel Service, Inc. Class B	4,718,477

		31,117,827

	Utilities - 5.8%
28,216	Ameren Corp.	1,749,110
36,111	American Electric Power Co., Inc.	2,687,019
20,215	American Water Works Co., Inc.	1,774,068
15,264	Atmos Energy Corp.	1,331,631

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Utilities - 5.8% - (continued)
2,173,000	China Longyuan Power Group Corp. Ltd. Class H	$1,611,476
33,439	CMS Energy Corp.	1,617,444
26,397	Consolidated Edison, Inc.	2,271,462
37,953	Dominion Energy, Inc.	3,079,506
17,720	DTE Energy Co.	1,957,351
38,654	Duke Energy Corp.	3,413,535
27,064	Edison International	2,163,767
15,900	Emera, Inc.	598,977
31,036	Eversource Energy	1,944,095
46,000	Fortis, Inc.	1,694,024
41,900	Hydro One Ltd.(2)	740,826
802,788	Iberdrola S.A.	6,487,335
222,740	Infraestructura Energetica Nova, S.A.B. de C.V.	1,136,254
292,829	National Grid plc	3,524,916
25,289	NextEra Energy, Inc.	3,921,565
831,331	NTPC Ltd.	2,328,010
36,901	PG&E Corp.	2,131,771
15,456	Pinnacle West Capital Corp.	1,355,646
398,040	Power Assets Holdings Ltd.	3,450,654
45,454	Public Service Enterprise Group, Inc.	2,236,337
59,315	Southern Co.	3,096,243
30,371	WEC Energy Group, Inc.	2,046,702
45,234	Xcel Energy, Inc.	2,239,988

		62,589,712

	Total Common Stocks (cost $919,308,606)	$1,014,534,338

EXCHANGE-TRADED FUNDS - 0.8%
	Other Investment Pools & Funds - 0.8%
124,169	iShares MSCI ACWI ETF	$8,729,081

	Total Exchange-Traded Funds (cost $8,511,325)	$8,729,081

PREFERRED STOCKS - 2.8%
	Automobiles & Components - 0.6%
32,365	Volkswagen AG	$5,926,133

	Banks - 0.3%
264,200	Itau Unibanco Holding S.A.*	3,396,084

	Commercial & Professional Services - 0.0%
15,711	Rubicon Global Holdings LLC Series C*(1)(2)(3)(4)	460,332

	Consumer Services - 0.1%
5,648	Airbnb, Inc. Series E*(1)(2)(3)(4)	593,040

	Real Estate - 0.3%
41,049	Redfin Corp. Series G*(1)(2)(3)(4)	920,663
20,282	WeWork Companies, Inc. Class D-1*(1)(2)(3)(4)	1,050,811
15,935	WeWork Companies, Inc. Class D-2*(1)2)(3)(4)	825,592

		2,797,066

	Retailing - 0.1%
225,050	Coupang LLC*(1)(2)(3)(4)	1,177,012
13,190	JAND, Inc. Series D*(1)(2)(3)(4)	124,777

		1,301,789

The accompanying notes are an integral part of these financial statements.

56

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†

PREFERRED STOCKS - 2.8% - (continued)
	Software & Services - 1.1%
10,669	Dropbox, Inc. Series C*(1)(2)(3)(4)	$172,838
243,469	Essence Group Holdings Corp.*(1)(2)(3)(4)	494,242
5,988	General Assembly Space, Inc.*(1)(2)(3)(4)	293,537
38,688	Lookout, Inc. Series F*(1)(2)(3)(4)	317,628
51,890	MarkLogic Corp. Series F*(1)(2)(3)(4)	513,711
249,735	Pinterest, Inc. Series G*(1)(2)(3)(4)	1,792,871
168,432	Uber Technologies, Inc.*(1)(2)(3)(4)	6,983,191
160,709	Zuora, Inc. Series F*(1)(2)(3)(4)	826,044

		11,394,062

	Transportation - 0.1%
177,200	Azul S.A.*	1,484,205

	Utilities - 0.2%
635,500	Cia de Saneamento do Parana	2,107,778

	Total Preferred Stocks (cost $21,323,622)	$29,460,489

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
13,926	Honest Co. Series C*(1)(2)(3)(4)	$425,021

	Total Convertible Preferred Stocks (cost $376,800)	$425,021

RIGHTS - 0.0%
	Banks - 0.0%
874,714	Banco Santander S.A.*	$41,775

	Total Rights (cost $41,204)	$41,775

WARRANTS - 0.0%
	Diversified Financials - 0.0%
159,200	J2 Acquisition Ltd. Expires 10/10/20*	$66,864
54,210	Ocelot Partners Ltd. Expires 4/1/20*	27,105

	Total Warrants (cost $2,134)	$93,969

	Total Long-Term Investments (cost $949,563,691)	$1,053,284,673

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 2.2%
23,531,835	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(5)	$23,531,835

	Total Short-Term Investments (cost $23,531,835)	$23,531,835

Total Investments (cost $973,095,526)	100.4%	$1,076,816,508
Other Assets and Liabilities	(0.4)%	(3,844,791)

Total Net Assets	100.0%	$1,072,971,717

The accompanying notes are an integral part of these financial statements.

57

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $41,197,030 which represented 3.8% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $19,184,108, which represented 1.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $19,184,108, which represents 1.8% of total net assets.

The following illiquid securities are considered restricted due to a contractual lock-up period associated with the securities:

Period Acquired	Security Name	Shares/Par Value	Base Total Cost	Base Market Value
11/2015	ForeScout Technologies, Inc.	15,320	309,717	357,300
12/2014	Redfin Corp. Series G Preferred	41,049	406,102	920,663

(5)	Current yield as of period end.

Foreign Currency Contracts Outstanding at October 31, 2017

Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,885,292	USD	645,590,000	JPY	BCLY	12/20/17	$ 192,646	$ —

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays

Currency Abbreviations:
JPY	Japanese Yen

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
PJSC	Private Joint Stock Company
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

58

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$23,645,549	$15,487,445	$8,158,104	$—
Banks	91,958,049	55,398,989	36,559,060	—
Capital Goods	74,271,117	27,314,346	46,891,381	65,390
Commercial & Professional Services	13,662,056	10,390,287	3,017,582	254,187
Consumer Durables & Apparel	25,709,160	16,316,333	9,381,135	11,692
Consumer Services	32,629,476	29,452,535	2,863,746	313,195
Diversified Financials	44,024,329	15,650,618	28,373,711	—
Energy	31,180,848	30,362,374	818,474	—
Food & Staples Retailing	15,824,178	13,724,316	2,099,862	—
Food, Beverage & Tobacco	47,508,196	19,339,988	28,168,208	—
Health Care Equipment & Services	40,481,904	38,792,152	1,689,752	—
Household & Personal Products	14,497,656	12,054,680	2,442,976	—
Insurance	43,716,536	30,303,193	13,413,343	—
Materials	60,286,405	37,333,586	22,952,819	—
Media	17,058,630	8,955,709	8,102,921	—
Pharmaceuticals, Biotechnology & Life Sciences	60,495,111	44,618,619	15,876,492	—
Real Estate	36,933,587	27,589,874	9,132,277	211,436
Retailing	22,247,206	19,899,739	1,478,118	869,349
Semiconductors & Semiconductor Equipment	48,041,018	43,702,741	4,338,277	—
Software & Services	123,769,058	108,801,653	14,479,856	487,549
Technology Hardware & Equipment	31,088,193	16,693,005	14,395,188	—
Telecommunication Services	21,798,537	4,933,238	16,865,299	—
Transportation	31,117,827	23,907,277	7,210,550	—
Utilities	62,589,712	45,187,321	17,402,391	—
Exchange-Traded Funds	8,729,081	8,729,081	—	—
Preferred Stocks	29,460,489	6,988,067	5,926,133	16,546,289
Convertible Preferred Stocks	425,021	—	—	425,021
Rights	41,775	41,775	—	—
Warrants	93,969	93,969	—	—
Short-Term Investments	23,531,835	23,531,835	—	—
Foreign Currency Contracts(2)	192,646	—	192,646	—

Total	$1,077,009,154	$735,594,745	$322,230,301	$19,184,108

(1)	For the year ended October 31, 2017 investments valued at $1,067,380 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor; investments valued at $9,585,392 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor and investments valued at $1,630,224 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2017:

Investments in Securities	Common Stocks	Convertible Preferred Stocks	Corporate Bonds	Preferred Stocks	Total
Beginning balance	$3,362,849	$522,364	$78,639	$21,174,525	$25,138,377
Conversions*	629,988	—	(78,639)	(551,349)	—
Accrued Discounts (Premiums)	—	—	—	—	—
Realized Gain (Loss)	(793,263)	—	—	77,441	(715,821)
Change in Unrealized Appreciation (Depreciation)	42,141	(97,343)	—	433,288	378,086
Net Purchases	—	—	—	—	—
Net Sales	(1,028,917)	—	—	(2,957,392)	(3,986,309)
Net Transfers in to Level 3	—	—	—	—	—
Net Transfers out of Level 3	—	—	—	(1,630,224)	(1,630,224)

Ending balance	$2,212,798	$425,021	$—	$16,546,289	$19,184,108

*	Private Equity security that was a convertible note is now trading as a preferred stock.

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2017 was $11,871.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

59

Hartford Global Equity Income Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Australia - 0.7%
202,036	Sydney Airport	$1,100,749

	Belgium - 1.4%
19,038	Anheuser-Busch InBev N.V.	2,334,461

	Canada - 1.2%
18,228	Agrium, Inc.	1,985,394

	China - 4.1%
2,056,000	China Longyuan Power Group Corp. Ltd. Class H	1,524,710
245,000	ENN Energy Holdings Ltd.	1,797,885
2,254,000	Jiangsu Expressway Co., Ltd. Class H	3,455,786

		6,778,381

	Finland - 1.1%
363,348	Nokia Oyj	1,786,916

	France - 3.0%
50,813	Total S.A.	2,832,220
8,040	Unibail-Rodamco SE REIT	2,012,468

		4,844,688

	Germany - 5.7%
44,976	Deutsche Post AG	2,061,704
238,703	E.ON SE	2,827,302
38,768	Innogy SE(1)	1,802,943
17,990	Siemens AG	2,583,952

		9,275,901

	Italy - 3.7%
119,542	Assicurazioni Generali S.p.A.	2,175,635
57,233	Banca Generali S.p.A.	1,883,025
601,343	Intesa Sanpaolo S.p.A.	2,021,656

		6,080,316

	Japan - 5.6%
13,100	Daito Trust Construction Co., Ltd.	2,290,329
43,192	Eisai Co., Ltd.	2,403,920
97,000	ITOCHU Corp.	1,699,114
116,700	NTT DOCOMO, Inc.	2,826,327

		9,219,690

	Luxembourg - 3.0%
41,860	Millicom International Cellular S.A.	2,676,942
134,493	SES S.A.	2,187,392

		4,864,334

	Netherlands - 3.7%
157,691	ING Groep N.V.	2,914,045
97,697	Royal Dutch Shell plc Class B	3,145,577

		6,059,622

	Russia - 1.6%
178,800	Sberbank of Russia PJSC ADR	2,566,175

	Sweden - 2.0%
268,172	Nordea Bank AB	3,240,780

	Switzerland - 4.5%
16,051	Roche Holding AG	3,709,883
12,205	Zurich Insurance Group AG	3,724,540

		7,434,423

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Taiwan - 1.3%
196,000	Catcher Technology Co., Ltd.	$2,086,013

	United Kingdom - 12.5%
46,572	AstraZeneca plc	3,151,106
14,829	AstraZeneca plc ADR	511,601
98,102	British American Tobacco plc	6,338,353
448,693	BT Group plc	1,545,985
128,778	National Grid plc	1,550,159
71,357	Persimmon plc	2,655,534
93,063	SSE plc	1,709,186
51,262	Unilever N.V.	2,977,805

		20,439,729

	United States - 43.9%
3,797	BlackRock, Inc.	1,787,741
48,269	Bristol-Myers Squibb Co.	2,976,266
88,700	Brixmor Property Group, Inc. REIT	1,549,589
19,061	Caterpillar, Inc.	2,588,484
29,627	Chevron Corp.	3,433,473
91,372	Cisco Systems, Inc.	3,120,354
32,400	DowDuPont, Inc.	2,342,844
5,462	Dropbox, Inc. Class B*(1)(2)(3)(4)	71,115
37,089	Eaton Corp. plc	2,967,862
25,601	Edison International	2,046,800
102,337	Intel Corp.	4,655,310
91,653	International Paper Co.	5,248,967
35,540	JP Morgan Chase & Co.	3,575,679
81,600	Kinder Morgan, Inc.	1,477,776
38,500	L Brands, Inc.	1,657,040
21,600	LyondellBasell Industries N.V. Class A	2,236,248
26,500	Marsh & McLennan Cos., Inc.	2,144,645
45,629	Maxim Integrated Products, Inc.	2,397,348
79,552	Merck & Co., Inc.	4,382,520
41,970	MetLife, Inc.	2,248,753
38,730	Microsoft Corp.	3,221,561
81,400	Park Hotels & Resorts, Inc. REIT	2,343,506
22,700	Philip Morris International, Inc.	2,375,328
19,006	PNC Financial Services Group, Inc.	2,599,831
64,615	QUALCOMM, Inc.	3,296,011
27,209	Verizon Communications, Inc.	1,302,495
38,800	Wells Fargo & Co.	2,178,232
46,000	Weyerhaeuser Co. REIT	1,651,860

		71,877,638

	Total Common Stocks (cost $139,225,869)	$161,975,210

WARRANTS - 0.0%
	United States - 0.0%
1,471	Emergent Capital, Inc. Expires 4/11/19*(3)(4)	$—

	Total Warrants (cost $ -)	$—

	Total Long-Term Investments (cost $139,225,869)	$161,975,210

The accompanying notes are an integral part of these financial statements.

60

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.9%
	Other Investment Pools & Funds - 0.9%
1,393,194	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(5)	$1,393,194

	Total Short-Term Investments (cost $1,393,194)	$1,393,194

Total Investments (cost $140,619,063)	99.8%	$163,368,404
Other Assets and Liabilities	0.2%	353,914

Total Net Assets	100.0%	$163,722,318

The accompanying notes are an integral part of these financial statements.

61

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $1,874,058, which represented 1.1% of total net assets.

(2)	Investment valued using significant unobservable inputs.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $71,115, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $71,115, which represents 0.0% of total net assets.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

62

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Australia	$1,100,749	$—	$1,100,749	$—
Belgium	2,334,461	—	2,334,461	—
Canada	1,985,394	1,985,394	—	—
China	6,778,381	—	6,778,381	—
Finland	1,786,916	—	1,786,916	—
France	4,844,688	—	4,844,688	—
Germany	9,275,901	—	9,275,901	—
Italy	6,080,316	—	6,080,316	—
Japan	9,219,690	—	9,219,690	—
Luxembourg	4,864,334	—	4,864,334	—
Netherlands	6,059,622	—	6,059,622	—
Russia	2,566,175	—	2,566,175	—
Sweden	3,240,780	—	3,240,780	—
Switzerland	7,434,423	—	7,434,423	—
Taiwan	2,086,013	—	2,086,013	—
United Kingdom	20,439,729	3,167,135	17,272,594	—
United States	71,877,638	71,806,523	—	71,115
Warrants	—	—	—	0
Short-Term Investments	1,393,194	1,393,194	—	—

Total	$163,368,404	$78,352,246	$84,945,043	$71,115

(1)	For the year ended October 31, 2017, investments valued at $1,257,533 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor; investments valued at $1,683,311 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor and there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

63

Hartford International Equity Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.9%
	Argentina - 0.7%
651	Banco Macro S.A. ADR	$81,974
1,896	Grupo Financiero Galicia S.A. ADR	104,090
1,613	Pampa Energia S.A. ADR*	109,410
2,493	YPF S.A. ADR	61,228

		356,702

	Australia - 0.8%
7,619	BHP Billiton plc	137,947
19,911	Resolute Mining Ltd.	15,615
73,537	South32 Ltd.	192,083
25,600	Western Areas Ltd.	54,615

		400,260

	Austria - 0.1%
2,317	Zumtobel Group AG	39,614

	Belgium - 0.3%
1,806	Ageas	87,582
7,692	AGFA-Gevaert N.V.*	36,140
1,582	Orange Belgium S.A.	36,644

		160,366

	Brazil - 1.5%
53,830	BR Malls Participacoes S.A.	208,652
3,544	Gol Linhas Aereas Inteligentes S.A. ADR*	75,062
40,422	Kroton Educacional S.A.	222,294
3,700	Localiza Rent a Car S.A.	65,454
9,330	Lojas Renner S.A.	98,340
4,801	Petroleo Brasileiro S.A. ADR*	51,131
8,300	Via Varejo S.A.	57,265

		778,198

	Canada - 12.6%
5,404	Bank of Montreal	413,981
8,311	Bank of Nova Scotia	536,501
6,427	Barrick Gold Corp.	92,860
3,978	BCE, Inc.	183,683
11,493	Cameco Corp.	93,362
3,966	Canadian Imperial Bank of Commerce	349,104
518	Canadian National Railway Co.	41,682
1,596	Canadian Natural Resources Ltd.	55,695
7,661	Centerra Gold, Inc.*	52,019
6,232	CI Financial Corp.	138,543
4,601	Descartes Systems Group, Inc.*	133,383
15,751	Eldorado Gold Corp.	19,689
5,286	Emera, Inc.	199,132
12,698	Encana Corp.	148,526
15,523	First Quantum Minerals Ltd.	173,628
7,196	Fortis, Inc.	265,004
5,281	Great-West Lifeco, Inc.	146,956
10,275	Hydro One Ltd.(1)	181,670
8,108	Kinross Gold Corp.*	32,027
14,515	Klondex Mines Ltd.*	41,966
3,829	Loblaw Cos. Ltd.	197,609
3,815	Magna International, Inc.	208,123
6,723	Manulife Financial Corp.	135,179
3,538	National Bank of Canada	171,703
1,781	Northern Dynasty Minerals Ltd.*	3,548
8,498	Painted Pony Energy Ltd.*	17,851
5,656	Power Financial Corp.	158,312
11,103	Raging River Exploration, Inc.*	65,494
5,493	Rogers Communications, Inc. Class B	285,018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.9% - (continued)
	Canada - 12.6% - (continued)
6,985	Royal Bank of Canada	$546,141
7,106	Shaw Communications, Inc. Class B	162,269
28,141	StorageVault Canada, Inc.	50,170
587	Teck Resources Ltd. Class B	11,998
4,627	TELUS Corp.	167,563
3,365	Thomson Reuters Corp.	157,334
10,217	Toronto-Dominion Bank	580,819
10,768	Tricon Capital Group, Inc.	90,478
5,190	Uranium Participation Corp.*	14,120

		6,323,140

	China - 6.4%
58,330	361 Degrees International Ltd.	22,218
5,151	AAC Technologies Holdings, Inc.	94,454
3,507	Alibaba Group Holding Ltd. ADR*	648,409
13,100	Anhui Conch Cement Co., Ltd. Class H	56,116
937	BeiGene Ltd. ADR*	86,485
95,670	China BlueChemical Ltd. Class H	28,596
60,000	China Construction Bank Corp. Class H	53,623
6	China Literature Ltd.*(1)(2)(3)(4)	43
176,496	China Longyuan Power Group Corp. Ltd. Class H	130,888
75,830	China Telecom Corp. Ltd. Class H	38,029
39,200	CSPC Pharmaceutical Group Ltd.	68,198
92,000	Daphne International Holdings Ltd.*	6,249
19,920	ENN Energy Holdings Ltd.	146,179
20,688	Gree Electric Appliances, Inc. of Zhuhai Class A	132,867
15,650	Hangzhou Hikvision Digital Technology Co., Ltd. Class A	92,828
2,969	JD.com, Inc. ADR*	111,397
1,041	Kweichow Moutai Co., Ltd. Class A	97,335
13,200	Midea Group Co., Ltd. Class A	101,600
445	NetEase, Inc. ADR	125,454
1,620	New Oriental Education & Technology Group, Inc. ADR	134,849
53,960	PICC Property & Casualty Co., Ltd. Class H	107,083
13,860	Tencent Holdings Ltd.	622,939
2,220	Weibo Corp. ADR*	205,683
15,752	Wuxi Biologics Cayman, Inc.*(1)	89,245
73,740	Xtep International Holdings Ltd.	24,403

		3,225,170

	Denmark - 0.8%
2,112	D/S Norden A/S*	43,875
1,995	DSV A/S	154,265
1,116	Genmab A/S*	225,360

		423,500

	Finland - 0.1%
9,362	Nokia Oyj	46,042

	France - 6.9%
1,712	Airbus SE	175,677
4,386	Alstom S.A.	177,441
8,133	BNP Paribas S.A.	634,776
1,355	Capgemini SE	164,611
9,726	Cie de Saint-Gobain	570,264
1,494	Cie Generale des Etablissements Michelin	216,251
3,420	Coface S.A.*	37,368
4,486	Engie S.A.	75,822
1,076	Essilor International S.A.	136,224
619	L’Oreal S.A.	137,767
1,317	Legrand S.A.	97,735

The accompanying notes are an integral part of these financial statements.

64

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.9% - (continued)
	France - 6.9% - (continued)
572	Metropole Television S.A.	$13,224
396	Renault S.A.	39,273
3,645	Rexel S.A.	64,998
3,962	Schneider Electric SE*	348,106
1,885	Societe Generale S.A.	104,909
215	Sopra Steria Group	40,334
3,347	Television Francaise	47,586
3,904	Total S.A.	217,601
1,857	Valeo S.A.	125,727
574	Vicat S.A.	44,403

		3,470,097

	Germany - 3.8%
2,714	Beiersdorf AG	305,299
3,074	CECONOMY AG	40,125
7,228	Deutsche Bank AG	118,461
20,874	E.ON SE	247,241
951	Hamburger Hafen und Logistik AG	30,371
1,282	HeidelbergCement AG	131,186
6,708	Infineon Technologies AG	185,530
3,935	Innogy SE(1)	183,001
2,709	Metro AG*	51,352
1,224	Rheinmetall AG	145,372
2,253	RWE AG*	56,649
1,257	Salzgitter AG	60,817
1,180	SAP SE	134,830
4,709	Zalando SE*(1)	237,057

		1,927,291

	Greece - 0.4%
14,316	Alpha Bank A.E.*	28,545
11,376	Hellenic Telecommunications Organization S.A.	135,164
4,479	OPAP S.A.	50,191

		213,900

	Hong Kong - 1.7%
18,710	AIA Group Ltd.	140,989
31,635	AMVIG Holdings Ltd.	8,962
3,400	China Mobile Ltd.	34,198
113,500	China Resources Cement Holdings Ltd.	76,715
216,000	CST Group Ltd.*	1,357
3,190	Dah Sing Financial Holdings Ltd.	21,437
878,290	G-Resources Group Ltd.*	11,596
76,400	Man Wah Holdings Ltd.	69,023
170,520	Pacific Basin Shipping Ltd.*	38,938
41,332	Sands China Ltd.	194,989
14,260	Sun Hung Kai Properties Ltd.	233,285

		831,489

	Hungary - 0.3%
25,346	Magyar Telekom Telecommunications plc	43,984
2,950	OTP Bank plc	118,931

		162,915

	India - 2.8%
12,360	Allahabad Bank*	14,977
5,858	Bharat Financial Inclusion Ltd.*	88,347
1,614	Britannia Industries Ltd.	115,680
5,907	Canara Bank	37,009
10,636	Corp. Bank*	7,442
6,154	Emami Ltd.	119,649
1,586	HDFC Bank Ltd. ADR	146,388

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.9% - (continued)
	India - 2.8% - (continued)
34,202	ICICI Bank Ltd.	$160,333
26,326	ICICI Bank Ltd. ADR	240,883
4,381	Indiabulls Housing Finance Ltd.	84,228
534	Maruti Suzuki India Ltd.	67,744
17,209	NTPC Ltd.	48,191
28,376	State Bank of India	134,014
8,389	TVS Motor Co., Ltd.	93,771
7,551	Zee Entertainment Enterprises Ltd.	63,236

		1,421,892

	Ireland - 1.3%
26,394	Bank of Ireland Group plc*	206,852
50,296	Cairn Homes plc*	104,432
6,146	CRH plc	231,286
55,463	Hibernia plc REIT	95,035

		637,605

	Italy - 3.1%
5,364	Assicurazioni Generali S.p.A.	97,624
9,518	Banca Popolare dell’Emilia Romagna SC	46,332
17,548	Davide Campari-Milano S.p.A.	140,502
27,986	Eni S.p.A.	457,515
27,032	FinecoBank Banca Fineco S.p.A.	252,830
7,679	Geox S.p.A.	33,543
9,924	Leonardo S.p.A.	171,308
1,919	Pirelli & C. S.p.A.*(1)	15,089
11,014	Saipem S.p.A.*	46,298
14,801	UniCredit S.p.A.*	282,856

		1,543,897

	Japan - 14.3%
2,750	Aisan Industry Co., Ltd.	31,491
225	Alpha Systems, Inc.	4,943
2,970	Avex Group Holdings, Inc.	41,055
810	Benesse Holdings, Inc.	27,459
2,530	Canon, Inc.	95,045
770	Cawachi Ltd.	18,893
5,340	Chiyoda Corp.	31,602
1,170	Chubu Steel Plate Co., Ltd.	8,191
6,380	Citizen Watch Co., Ltd.	46,905
1,000	CMIC Holdings Co., Ltd.	14,750
4,070	Dai-ichi Life Holdings, Inc.	77,729
3,260	DeNA Co., Ltd.	76,667
3,610	Eisai Co., Ltd.	200,920
1,750	Exedy Corp.	52,475
680	FANUC Corp.	159,000
2,305	Fuji Media Holdings, Inc.	35,560
13,140	Fujitsu Ltd.	102,393
3,740	Funai Electric Co., Ltd.	30,359
735	Gendai Agency, Inc.	3,562
4,840	Gree, Inc.	32,857
5,866	Hino Motors Ltd.	75,501
1,370	Hisaka Works Ltd.	12,773
4,910	Honda Motor Co., Ltd.	153,865
1,450	Honeys Holdings Co., Ltd.	15,345
1,750	Hosiden Corp.	30,214
3,700	Ichiyoshi Securities Co., Ltd.	42,468
4,520	Inpex Corp.	48,397
2,090	Japan Petroleum Exploration Co., Ltd.	43,128
3,080	Japan Steel Works Ltd.	78,067
2,750	JGC Corp.	46,124

The accompanying notes are an integral part of these financial statements.

65

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.9% - (continued)
	Japan - 14.3% - (continued)
4,290	JSR Corp.	$83,161
5,720	KDDI Corp.	152,396
3,130	Keihin Corp.	57,705
4,940	Komatsu Ltd.	161,418
1,530	Kuroda Electric Co., Ltd.	27,314
2,420	Kyoei Steel Ltd.	42,490
710	Melco Holdings, Inc.	22,287
900	Miraial Co., Ltd.	12,434
4,997	Mitsubishi Heavy Industries Ltd.	195,517
8,500	Mitsubishi Motors Corp.	68,066
49,529	Mitsubishi UFJ Financial Group, Inc.	335,962
6,600	Mitsui Fudosan Co., Ltd.	154,050
66,030	Mizuho Financial Group, Inc.	119,969
3,630	Nakayama Steel Works Ltd.	25,103
1,870	Neturen Co., Ltd.	19,056
1,925	NGK Insulators Ltd.	38,118
3,850	Nichicon Corp.	48,576
1,270	Nidec Corp.	168,888
3,300	Nikon Corp.	62,670
555	Nintendo Co., Ltd.	215,319
130	Nippon Chemi-Con Corp.	4,517
1,977	Nippon Telegraph & Telephone Corp.	95,583
6,135	Nippon Television Holdings, Inc.	110,741
1,940	Nishimatsuya Chain Co., Ltd.	21,351
2,970	Nissin Kogyo Co., Ltd.	55,033
2,750	NOK Corp.	67,548
5,656	Ono Pharmaceutical Co., Ltd.	129,631
1,320	Pacific Metals Co., Ltd.*	39,470
1,138	PAL GROUP Holdings Co., Ltd.	32,350
26,190	Pioneer Corp.*	50,714
500	Proto Corp.	7,196
2,200	Relia, Inc.	25,881
1,690	Sankyo Co., Ltd.	54,549
1,530	Sanyo Shokai Ltd.	28,197
5,910	Seven & i Holdings Co., Ltd.	238,199
5,720	Shinko Electric Industries Co., Ltd.	44,079
3,990	Showa Corp.	52,300
3,535	SoftBank Group Corp.	313,279
4,740	Sony Corp.	198,296
11,600	Sumitomo Chemical Co., Ltd.	81,523
9,150	Sumitomo Mitsui Financial Group, Inc.	366,574
1,980	Sumitomo Mitsui Trust Holdings, Inc.	78,150
3,190	Sumitomo Riko Co., Ltd.	30,982
1,330	Suzuken Co., Ltd.	47,944
13,395	T&D Holdings, Inc.	208,971
5,410	Takeda Pharmaceutical Co., Ltd.	305,042
5,280	Tochigi Bank Ltd.	24,065
3,300	Tokai Rika Co., Ltd.	69,459
4,282	Tokio Marine Holdings, Inc.	184,585
1,200	Tokyo Seimitsu Co., Ltd.	47,705
5,390	Tokyo Steel Manufacturing Co., Ltd.	46,554
3,400	Toppan Forms Co., Ltd.	35,183
8,800	Toshiba Machine Co., Ltd.	54,640
2,860	Toyo Engineering Corp.	34,188
4,520	Toyo Tire & Rubber Co., Ltd.	102,272
2,420	Toyoda Gosei Co., Ltd.	59,174
1,170	TV Asahi Holdings Corp.	23,562
3,400	Ushio, Inc.	47,195
2,420	Xebio Holdings Co., Ltd.	46,327
1,740	Yamato Kogyo Co., Ltd.	46,543

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.9% - (continued)
	Japan - 14.3% - (continued)
2,690	Yusen Logistics Co., Ltd.	$31,364

		7,189,153

	Kazakhstan - 0.1%
3,066	KazMunaiGas Exploration Production JSC GDR	31,427

	Luxembourg - 0.2%
4,869	SES S.A.	79,189

	Malaysia - 2.4%
197,400	DiGi.Com Bhd	233,141
31,600	Kuala Lumpur Kepong Bhd	183,621
67,400	Petronas Chemicals Group Bhd	117,335
44,500	Public Bank Bhd	215,048
52,600	Sime Darby Bhd	114,316
81,700	Telekom Malaysia Bhd	122,595
57,346	Tenaga Nasional Bhd	203,183

		1,189,239

	Mexico - 0.3%
75,400	Wal-Mart de Mexico S.A.B. de C.V.	168,799

	Netherlands - 2.3%
3,129	AerCap Holdings N.V.*	164,711
2,343	Fugro N.V.*	30,203
1,668	Heineken Holding N.V.	154,827
2,661	Heineken N.V.	259,269
14,561	ING Groep N.V.	269,079
305	Koninklijke Philips N.V.	12,430
16,405	PostNL N.V.	69,918
5,708	Royal Dutch Shell plc Class B	183,782

		1,144,219

	Norway - 0.2%
1,914	Statoil ASA	38,888
5,373	Storebrand ASA	46,019

		84,907

	Poland - 0.3%
3,848	Alior Bank S.A.*	76,464
888	CCC S.A.	66,589

		143,053

	Portugal - 0.3%
6,986	CTT-Correios de Portugal S.A.	41,131
6,926	Galp Energia SGPS S.A.	128,769

		169,900

	Russia - 2.1%
19,627	Gazprom PJSC ADR	84,306
1,470	Lukoil PJSC ADR	78,084
65,205	Sberbank of Russia PJSC	216,086
3,080	Sberbank of Russia PJSC ADR	44,205
11,330	Surgutneftegas OJSC ADR	56,626
112,200	United Co. RUSAL plc	72,419
1,857	X5 Retail Group N.V. GDR*	76,323
13,362	Yandex N.V. Class A*	452,036

		1,080,085

	Singapore - 2.5%
107,200	CapitaLand Mall Trust REIT	158,921
10,360	DBS Group Holdings Ltd.	172,997
36,779	Oversea-Chinese Banking Corp. Ltd.	321,214
89,000	Singapore Telecommunications Ltd.	246,216
100,200	Suntec REIT	143,444

The accompanying notes are an integral part of these financial statements.

66

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.9% - (continued)
	Singapore - 2.5% - (continued)
10,428	United Overseas Bank Ltd.	$188,389

		1,231,181

	South Africa - 0.4%
1,445	Anglo American Platinum Ltd.*	40,211
14,402	Gold Fields Ltd.	57,328
8,726	Impala Platinum Holdings Ltd.*	24,213
32,879	Nampak Ltd.*	43,253
12,281	Raubex Group Ltd.	17,633

		182,638

	South Korea - 3.1%
624	CJ CheilJedang Corp.	204,190
1,738	CJ E&M Corp.	131,220
198	Hugel, Inc.*	75,976
4,362	ING Life Insurance Korea Ltd.(1)	186,885
1,419	KB Financial Group, Inc.	74,191
2,376	KT Corp.	62,360
633	NHN Entertainment Corp.*	38,802
256	Samsung Electronics Co., Ltd.	631,067
400	Samsung SDI Co., Ltd.	73,699
1,162	Shinhan Financial Group Co., Ltd.	52,195
3,500	Tongyang Life Insurance Co., Ltd.	27,652

		1,558,237

	Spain - 1.4%
1,668	Aedas Homes SAU*(1)	58,289
2,219	Almirall S.A.	21,480
44,958	CaixaBank S.A.	210,331
3,874	Industria de Diseno Textil S.A.	144,802
8,272	Neinor Homes SA.*(1)	170,021
4,617	Repsol S.A.	86,520
24,410	Unicaja Banco S.A.*(1)	35,602

		727,045

	Sweden - 1.3%
8,375	Assa Abloy AB Class B	176,569
3,486	Atlas Copco AB Class A	152,866
10,123	Qliro Group AB*	22,123
14,816	SAS AB*	45,836
12,377	Telefonaktiebolaget LM Ericsson Class B	77,889
35,879	Telia Co., AB	166,064

		641,347

	Switzerland - 7.3%
6,209	ABB Ltd.	162,148
752	Adecco Group AG	59,662
1,035	Baloise Holding AG	163,175
140	Barry Callebaut AG	218,752
3,667	GAM Holding AG*	57,158
6,452	Julius Baer Group Ltd.*	381,620
1,065	Kuehne + Nagel International AG	186,072
3,876	LafargeHolcim Ltd.*	218,858
9,351	Nestle S.A.	786,779
6,240	Novartis AG	514,671
696	Roche Holding AG	160,867
74	SGS S.A.	182,746
28,448	UBS Group AG*	483,989
239	Zurich Insurance Group AG	72,935

		3,649,432

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.9% - (continued)
	Taiwan - 3.1%
96,850	Acer, Inc.*	$50,117
21,570	Catcher Technology Co., Ltd.	229,568
40,000	Chunghwa Telecom Co., Ltd.	136,608
78,140	Compal Electronics, Inc.	57,532
227,355	E.Sun Financial Holding Co., Ltd.	138,388
218,967	First Financial Holding Co., Ltd.	141,268
211,119	Hua Nan Financial Holdings Co., Ltd.	115,538
480	Largan Precision Co., Ltd.	90,989
3,890	MediaTek, Inc.	44,266
151,880	Shin Kong Financial Holding Co., Ltd.	48,597
6,450	Simplo Technology Co., Ltd.	37,126
260,827	Taishin Financial Holding Co., Ltd.	114,194
36,050	Taiwan Semiconductor Manufacturing Co., Ltd.	291,439
61,830	WPG Holdings Ltd.	84,705

		1,580,335

	Thailand - 0.2%
7,580	Siam Cement PCL	111,327

	United Kingdom - 8.5%
6,368	Acacia Mining plc	15,249
3,808	Anglo American plc	71,830
6,849	AstraZeneca plc	463,410
31,482	Aviva plc	211,195
35,208	BP plc	238,804
1,099	British American Tobacco plc	71,006
79,926	BT Group plc	275,387
30,954	Centrica plc	69,806
78,539	Cobham plc*	144,993
4,201	Diageo plc	143,459
8,290	Fiat Chrysler Automobiles N.V.	143,345
15,445	Glencore plc*	74,494
2,225	Go-Ahead Group plc	52,306
37,089	Grainger plc	137,166
9,450	Halfords Group plc	41,481
24,328	Hays plc	60,222
23,551	HSBC Holdings plc	229,978
24,328	J Sainsbury plc	78,342
16,359	Just Eat plc*	169,480
13,746	Marks & Spencer Group plc	62,825
21,151	National Grid plc	254,604
11,541	Petra Diamonds Ltd.*	11,803
23,789	QinetiQ Group plc	77,113
11,002	RELX plc	253,166
25,218	SIG plc	57,758
9,906	SSE plc	181,933
8,725	Standard Chartered plc*	86,900
2,190	SThree plc	10,326
5,192	Ultra Electronics Holdings plc	125,723
5,275	Unilever N.V.	306,424
23,364	Worldpay Group plc(1)	125,946

		4,246,474

	Vietnam - 0.0%
2	Vietnam Dairy Products JSC	13

	Total Common Stocks (cost $41,451,936)	$47,170,078

The accompanying notes are an integral part of these financial statements.

67

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
EXCHANGE-TRADED FUNDS - 2.2%
	Other Investment Pools & Funds - 2.2%
320	iShares Core MSCI EAFE ETF	$20,880
22,277	iShares MSCI ACWI ex U.S. ETF	1,097,811

		1,118,691

	Total Exchange-Traded Funds (cost $1,111,129)	$1,118,691

PREFERRED STOCKS - 1.3%
	Brazil - 0.7%
4,600	Cia Paranaense de Energia	$35,140
15,075	Itau Unibanco Holding S.A.	193,778
27,100	Randon S.A. Implementos e Participacoes*	57,741
2,100	Telefonica Brasil S.A.	32,418

		319,077

	Germany - 0.6%
1,633	Volkswagen AG	299,007

	Total Preferred Stocks (cost $546,355)	$618,084

	Total Long-Term Investments (cost $43,109,420)	$48,906,853

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
1,180,369	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(5)	$1,180,389

	Total Short-Term Investments (cost $1,180,389)	$1,180,389

Total Investments (cost $44,289,809)	99.7%	$50,087,242
Other Assets and Liabilities	0.3%	143,789

Total Net Assets	100.0%	$50,231,031

The accompanying notes are an integral part of these financial statements.

68

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $1,282,848, which represented 2.6% of total net assets.

(2)	Investment valued using significant unobservable inputs.

(3)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $43, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $43, which represents 0.0% of total net assets.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
JSC	Joint Stock Company
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

69

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Argentina	$356,702	$356,702	$—	$—
Australia	400,260	—	400,260	—
Austria	39,614	—	39,614	—
Belgium	160,366	—	160,366	—
Brazil	778,198	778,198	—	—
Canada	6,323,140	6,323,140	—	—
China	3,225,170	1,401,522	1,823,605	43
Denmark	423,500	—	423,500	—
Finland	46,042	—	46,042	—
France	3,470,097	199,832	3,270,265	—
Germany	1,927,291	—	1,927,291	—
Greece	213,900	185,355	28,545	—
Hong Kong	831,489	21,915	809,574	—
Hungary	162,915	—	162,915	—
India	1,421,892	387,271	1,034,621	—
Ireland	637,605	311,284	326,321	—
Italy	1,543,897	48,632	1,495,265	—
Japan	7,189,153	11,753	7,177,400	—
Kazakhstan	31,427	31,427	—	—
Luxembourg	79,189	—	79,189	—
Malaysia	1,189,239	534,097	655,142	—
Mexico	168,799	168,799	—	—
Netherlands	1,144,219	164,711	979,508	—
Norway	84,907	—	84,907	—
Poland	143,053	143,053	—	—
Portugal	169,900	—	169,900	—
Russia	1,080,085	528,359	551,726	—
Singapore	1,231,181	—	1,231,181	—
South Africa	182,638	60,886	121,752	—
South Korea	1,558,237	186,885	1,371,352	—
Spain	727,045	249,790	477,255	—
Sweden	641,347	—	641,347	—
Switzerland	3,649,432	—	3,649,432	—
Taiwan	1,580,335	—	1,580,335	—
Thailand	111,327	—	111,327	—
United Kingdom	4,246,474	260,909	3,985,565	—
Vietnam	13	13	—	—
Exchange-Traded Funds	1,118,691	1,118,691	—	—
Preferred Stocks	618,084	319,077	299,007	—
Short-Term Investments	1,180,389	1,180,389	—	—

Total	$50,087,242	$14,972,690	$35,114,509	$43

(1)	For the year ended October 31, 2017, investments valued at $256,496 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor; investments valued at $539,470 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor and there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

70

The Hartford International Growth Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7%
	Australia - 4.1%
141,718	Amcor Ltd.	$1,719,961
131,753	Aristocrat Leisure Ltd.	2,381,865
406,044	Qantas Airways Ltd.	1,916,377
629,365	South32 Ltd.	1,643,935
249,297	Treasury Wine Estates Ltd.	2,992,544

		10,654,682

	Austria - 0.8%
23,772	ams AG	2,168,879

	Brazil - 1.3%
332,000	Ambev S.A.	2,121,114
333,485	BR Malls Participacoes S.A.	1,292,633

		3,413,747

	Canada - 2.3%
25,516	Bank of Nova Scotia	1,647,138
95,998	Cameco Corp.	779,830
65,839	Magna International, Inc.	3,591,775

		6,018,743

	China - 13.1%
46,886	Alibaba Group Holding Ltd. ADR*	8,668,753
39	China Literature Ltd.*(1)(2)(3)(4)	278
169,000	ENN Energy Holdings Ltd.	1,240,174
11,247	NetEase, Inc. ADR	3,170,754
42,829	New Oriental Education & Technology Group, Inc. ADR	3,565,086
465,222	PICC Property & Casualty Co., Ltd. Class H	923,228
388,630	Ping An Insurance Group Co. of China Ltd. Class H	3,415,257
60,294	TAL Education Group ADR	1,658,085
210,129	Tencent Holdings Ltd.	9,444,267
20,382	Weibo Corp. ADR*	1,888,392

		33,974,274

	Denmark - 1.9%
28,623	DSV A/S	2,213,299
13,437	Genmab A/S*	2,713,407

		4,926,706

	France - 12.0%
51,373	Airbus SE	5,271,641
58,207	Alstom S.A.	2,354,838
11,778	Capgemini SE	1,430,838
27,669	Cie de Saint-Gobain	1,622,314
12,827	Cie Generale des Etablissements Michelin	1,856,661
80,245	Edenred	2,313,354
8,932	Essilor International S.A.	1,130,815
5,692	Kering	2,610,381
36,187	Legrand S.A.	2,685,454
10,773	LVMH Moet Hennessy Louis Vuitton SE	3,213,188
35,897	Safran S.A.	3,780,754
20,942	Schneider Electric SE	1,839,989
15,623	Valeo S.A.	1,057,742

		31,167,969

	Germany - 3.0%
22,526	Beiersdorf AG	2,533,960
121,945	E.ON SE	1,444,370
32,859	Innogy SE(2)	1,528,139
36,468	United Internet AG	2,312,814

		7,819,283

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Hong Kong - 1.1%
107,753	Melco Resorts & Entertainment Ltd. ADR	$2,723,996

	India - 3.2%
73,425	HDFC Bank Ltd.	2,053,809
174,649	ICICI Bank Ltd. ADR	1,598,038
79,389	IndusInd Bank Ltd.	1,995,361
21,362	Maruti Suzuki India Ltd.	2,710,011

		8,357,219

	Indonesia - 1.5%
1,284,790	Bank Central Asia Tbk PT	1,979,143
6,620,171	Telekomunikasi Indonesia Persero Tbk PT	1,975,239

		3,954,382

	Ireland - 1.0%
21,844	ICON plc*	2,596,378

	Italy - 2.1%
158,844	Eni S.p.A.	2,596,783
116,940	FinecoBank Banca Fineco S.p.A.	1,093,738
16,701	Pirelli & C. S.p.A.*(2)	131,315
79,424	UniCredit S.p.A.*	1,517,843

		5,339,679

	Japan - 10.6%
65,550	Bandai Namco Holdings, Inc.	2,246,270
48,100	KDDI Corp.	1,281,511
5,920	Keyence Corp.	3,286,931
23,553	Mitsubishi Heavy Industries Ltd.	921,556
53,540	Mitsui Fudosan Co., Ltd.	1,249,676
94,450	Nexon Co., Ltd.*	2,540,623
51,500	Seven & i Holdings Co., Ltd.	2,075,679
7,150	SMC Corp.	2,735,305
18,000	SoftBank Group Corp.	1,595,198
50,600	Sumitomo Mitsui Financial Group, Inc.	2,027,173
26,100	Takeda Pharmaceutical Co., Ltd.	1,471,645
37,400	Tokio Marine Holdings, Inc.	1,612,210
13,665	Tokyo Electron Ltd.	2,406,129
48,280	Yamaha Corp.	1,897,005

		27,346,911

	Luxembourg - 0.3%
40,493	SES S.A.	658,577

	Mexico - 0.6%
627,200	Wal-Mart de Mexico S.A.B. de C.V.	1,404,119

	Netherlands - 4.0%
25,340	AerCap Holdings N.V.*	1,333,897
18,991	ASML Holding N.V.	3,426,532
173,064	ING Groep N.V.	3,198,130
51,084	Wolters Kluwer N.V.	2,503,757

		10,462,316

	Norway - 0.6%
82,262	DNB ASA	1,587,606

	Singapore - 1.5%
6,621	Broadcom Ltd.	1,747,348
131,080	DBS Group Holdings Ltd.	2,188,847

		3,936,195

	South Korea - 3.7%
37,437	ING Life Insurance Korea Ltd.(2)	1,603,941
3,188	Samsung Electronics Co., Ltd.	7,858,754

		9,462,695

The accompanying notes are an integral part of these financial statements.

71

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Spain - 1.3%
220,472	CaixaBank S.A.	$1,031,454
64,726	Industria de Diseno Textil S.A.	2,419,330

		3,450,784

	Switzerland - 8.7%
100,202	ABB Ltd.	2,616,778
29,075	Cie Financiere Richemont S.A.	2,680,316
44,768	Julius Baer Group Ltd.*	2,647,918
31,578	Nestle S.A.	2,656,926
38,925	Novartis AG	3,210,504
3,788	Partners Group Holding AG	2,547,763
21,554	Temenos Group AG*	2,488,872
210,288	UBS Group AG*	3,577,651

		22,426,728

	Taiwan - 3.9%
11,005	Largan Precision Co., Ltd.	2,086,104
991,455	Taiwan Semiconductor Manufacturing Co., Ltd.	8,015,219

		10,101,323

	United Kingdom - 12.7%
11,852	Aon plc	1,699,932
24,887	AstraZeneca plc	1,683,878
272,751	Aviva plc	1,829,730
295,679	BAE Systems plc	2,329,163
70,997	British American Tobacco plc	4,587,104
353,988	BT Group plc	1,219,676
135,815	Compass Group plc	2,981,729
72,186	Fiat Chrysler Automobiles N.V.	1,248,188
318,083	Grainger plc	1,176,368
57,871	IHS Markit Ltd.*	2,465,883
120,178	Prudential plc	2,949,813
30,095	Reckitt Benckiser Group plc	2,692,499
101,386	Unilever N.V.	5,889,503

		32,753,466

	United States - 1.4%
9,460	Allergan plc	1,676,596
29,810	Amdocs Ltd.	1,940,631

		3,617,227

	Total Common Stocks (cost $200,911,315)	$250,323,884

EXCHANGE-TRADED FUNDS - 0.6%
	Other Investment Pools & Funds - 0.6%
30,168	iShares MSCI ACWI ex U.S. ETF	$1,486,679

	Total Exchange-Traded Funds (cost $1,477,998)	$1,486,679

	Total Long-Term Investments (cost $202,389,313)	$251,810,563

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.5%
6,467,688	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(5)	$6,467,688

	Total Short-Term Investments (cost $6,467,688)	$6,467,688

Total Investments (cost $208,857,001)	99.8%	$258,278,251
Other Assets and Liabilities	0.2%	645,077

Total Net Assets	100.0%	$258,923,328

The accompanying notes are an integral part of these financial statements.

72

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $3,263,673, which represented 1.3% of total net assets.

(3)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $278, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $278, which represents 0.0% of total net assets.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

73

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Australia	$10,654,682	$—	$10,654,682	$—
Austria	2,168,879	—	2,168,879	—
Brazil	3,413,747	3,413,747	—	—
Canada	6,018,743	6,018,743	—	—
China	33,974,274	18,951,070	15,022,926	278
Denmark	4,926,706	—	4,926,706	—
France	31,167,969	—	31,167,969	—
Germany	7,819,283	—	7,819,283	—
Hong Kong	2,723,996	2,723,996	—	—
India	8,357,219	1,598,038	6,759,181	—
Indonesia	3,954,382	—	3,954,382	—
Ireland	2,596,378	2,596,378	—	—
Italy	5,339,679	131,315	5,208,364	—
Japan	27,346,911	—	27,346,911	—
Luxembourg	658,577	—	658,577	—
Mexico	1,404,119	1,404,119	—	—
Netherlands	10,462,316	1,333,897	9,128,419	—
Norway	1,587,606	—	1,587,606	—
Singapore	3,936,195	1,747,348	2,188,847	—
South Korea	9,462,695	1,603,941	7,858,754	—
Spain	3,450,784	—	3,450,784	—
Switzerland	22,426,728	—	22,426,728	—
Taiwan	10,101,323	—	10,101,323	—
United Kingdom	32,753,466	4,165,815	28,587,651	—
United States	3,617,227	3,617,227	—	—
Exchange-Traded Funds	1,486,679	1,486,679	—	—
Short-Term Investments	6,467,688	6,467,688	—	—

Total	$258,278,251	$57,260,001	$201,017,972	$278

(1)	For the year ended October 31, 2017, investments valued at $3,041,312 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor; there were no transfers from Level 2 to Level 1 and there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

74

The Hartford International Opportunities Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9%
	Argentina - 0.4%
105,558	Despegar.com Corp.*	$3,251,186
422,187	YPF S.A. ADR	10,368,913

		13,620,099

	Brazil - 0.8%
2,193,169	Itau Unibanco Holding S.A. ADR	28,094,495

	Canada - 8.4%
911,599	Canadian National Railway Co.	73,353,300
1,224,062	Canadian Natural Resources Ltd.	42,715,504
4,144,826	Encana Corp.	48,481,067
777,721	Magna International, Inc.	42,427,722
2,444,077	Manulife Financial Corp.	49,142,979
674,438	TransCanada Corp.	32,020,252

		288,140,824

	China - 9.4%
472,000	AAC Technologies Holdings, Inc.	8,655,119
314,883	Alibaba Group Holding Ltd. ADR*	58,218,718
28,788,000	China Construction Bank Corp. Class H	25,728,267
1,106	China Literature Ltd.*(1)(2)(3)(4)	7,876
4,515,000	China Merchants Bank Co., Ltd. Class H	17,241,239
514,443	Ctrip.com International Ltd. ADR*	24,636,675
1,978,000	ENN Energy Holdings Ltd.	14,515,174
99,828	NetEase, Inc. ADR	28,143,510
493,030	New Oriental Education & Technology Group, Inc. ADR	41,039,817
3,771,500	Ping An Insurance Group Co. of China Ltd. Class H	33,143,711
1,254,200	Tencent Holdings Ltd.	56,370,131
193,795	Weibo Corp. ADR*	17,955,107

		325,655,344

	Denmark - 0.6%
106,237	Genmab A/S*	21,453,017

	France - 14.9%
685,176	Airbus SE	70,309,337
2,416,166	AXA S.A.	72,940,156
757,696	BNP Paribas S.A.	59,137,732
164,325	Capgemini SE	19,962,854
903,834	Cie de Saint-Gobain	52,994,409
495,435	Cie Generale des Etablissements Michelin	71,712,410
95,566	Essilor International S.A.	12,098,912
4,239,046	Natixis S.A.	33,243,205
466,862	Safran S.A.	49,170,969
405,048	Schneider Electric SE	35,587,994
515,997	Valeo S.A.	34,935,138

		512,093,116

	Germany - 4.7%
83,555	Beiersdorf AG	9,399,139
216,166	Continental AG	55,012,970
2,639,751	Deutsche Bank AG	43,263,369
524,973	Deutsche Wohnen SE	22,469,011
683,387	Vonovia SE	30,187,565

		160,332,054

	Greece - 0.1%
1,493,585	Alpha Bank A.E.*	2,978,095

	Hong Kong - 2.1%
1,392,763	Hong Kong Exchanges & Clearing Ltd.	38,808,278
1,325,781	Melco Resorts & Entertainment Ltd. ADR	33,515,744

		72,324,022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	India - 3.0%
12,595,284	ICICI Bank Ltd.	$59,044,506
2,881,968	Power Grid Corp. of India Ltd.	9,428,707
7,094,833	State Bank of India	33,507,362

		101,980,575

	Italy - 3.3%
429,409	Banca Generali S.p.A.	14,127,998
107,400	Ferrari N.V.	12,859,848
1,116,990	FinecoBank Banca Fineco S.p.A.	10,447,189
418,115	Moncler S.p.A.	11,869,691
2,642,913	Pirelli & C. S.p.A.*(2)	20,780,522
2,335,347	UniCredit S.p.A.*	44,629,954

		114,715,202

	Japan - 16.6%
355,700	Daikin Industries Ltd.	39,308,698
121,160	Daito Trust Construction Co., Ltd.	21,182,919
948,320	Daiwa House Industry Co., Ltd.	34,758,678
20,560	FANUC Corp.	4,807,419
1,900,450	ITOCHU Corp.	33,289,494
888,200	Japan Tobacco, Inc.	29,399,576
571,606	Kawasaki Heavy Industries Ltd.	19,942,279
881,400	Komatsu Ltd.	28,800,407
121,920	Murata Manufacturing Co., Ltd.	19,161,187
592,300	Nexon Co., Ltd.*	15,932,353
85,200	Nidec Corp.	11,330,145
232,960	Nippon Telegraph & Telephone Corp.	11,263,038
503,950	Omron Corp.	28,239,080
840,270	Ono Pharmaceutical Co., Ltd.	19,258,239
1,063,960	Seven & i Holdings Co., Ltd.	42,882,321
799,100	SoftBank Group Corp.	70,817,939
769,720	Sony Financial Holdings, Inc.	12,787,727
1,582,660	Sumitomo Mitsui Financial Group, Inc.	63,405,660
1,558,713	Tokio Marine Holdings, Inc.	67,191,779

		573,758,938

	Mexico - 0.9%
574,077	America Movil S.A.B. de C.V. Class L, ADR	9,828,198
2,769,750	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	13,991,956
1,075,350	Infraestructura Energetica Nova, S.A.B. de C.V.	5,485,636

		29,305,790

	Netherlands - 1.4%
845,130	AerCap Holdings N.V.*	44,487,643
1,743,932	DP Eurasia N.V.*(2)	5,329,515

		49,817,158

	Panama - 0.4%
117,480	Copa Holdings S.A. Class A	14,472,361

	Russia - 0.4%
439,133	Mail.Ru Group Ltd. GDR*	14,271,823

	South Korea - 2.3%
37,455	ING Life Insurance Korea Ltd.(2)	1,604,713
31,243	Samsung Electronics Co., Ltd.	77,017,266

		78,621,979

	Spain - 3.3%
7,339,587	Banco Santander S.A.	49,757,335
7,985,156	Iberdrola S.A.	64,528,093

		114,285,428

The accompanying notes are an integral part of these financial statements.

75

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Switzerland - 9.1%
386,857	ABB Ltd.	$10,102,782
308,714	Julius Baer Group Ltd.	18,259,677
980,478	Nestle S.A.	82,495,949
982,949	Novartis AG	81,072,878
130,238	Swiss Re AG	12,256,736
4,842,673	UBS Group AG	82,388,898
92,117	Zurich Insurance Group AG	28,110,891

		314,687,811

	Taiwan - 3.7%
6,195,340	Hon Hai Precision Industry Co., Ltd.	23,027,724
12,944,595	Taiwan Semiconductor Manufacturing Co., Ltd.	104,647,980

		127,675,704

	United Kingdom - 10.1%
788,025	AstraZeneca plc	53,318,531
4,917,100	BAE Systems plc	38,733,649
1,126,443	British American Tobacco plc	72,779,286
1,191,713	Compass Group plc	26,163,273
1,576,262	Fiat Chrysler Automobiles N.V.	27,255,580
15,642,965	Glencore plc*	75,449,138
1,819,653	Just Eat plc*	18,851,671
584,936	Unilever N.V.	33,978,874

		346,530,002

	Total Common Stocks (cost $2,905,997,773)	$3,304,813,837

RIGHTS - 0.0%
	Spain - 0.0%
8,471,612	Banco Santander S.A.*	$404,594

	Total Rights (cost $399,064)	$404,594

	Total Long-Term Investments (cost $2,906,396,837)	$3,305,218,431

SHORT-TERM INVESTMENTS - 3.3%
	Other Investment Pools & Funds - 3.3%
115,280,460	Fidelity Institutional Government Fund, Institutional Class, 0.92%(5)	$115,280,460

	Total Short-Term Investments (cost $115,280,460)	$115,280,460

Total Investments (cost $3,021,677,297)	99.2%	$3,420,498,891
Other Assets and Liabilities	0.8%	27,136,727

Total Net Assets	100.0%	$3,447,635,618

The accompanying notes are an integral part of these financial statements.

76

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $27,722,626, which represented 0.8% of total net assets.

(3)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $7,876, which represents 0.0% of total net assets.

(4)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $7,876, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

77

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Argentina	$13,620,099	$13,620,099	$—	$—
Brazil	28,094,495	28,094,495	—	—
Canada	288,140,824	288,140,824	—	—
China	325,655,344	169,993,827	155,653,641	7,876
Denmark	21,453,017	—	21,453,017	—
France	512,093,116	—	512,093,116	—
Germany	160,332,054	—	160,332,054	—
Greece	2,978,095	—	2,978,095	—
Hong Kong	72,324,022	33,515,744	38,808,278	—
India	101,980,575	—	101,980,575	—
Italy	114,715,202	20,780,522	93,934,680	—
Japan	573,758,938	—	573,758,938	—
Mexico	29,305,790	29,305,790	—	—
Netherlands	49,817,158	44,487,643	5,329,515	—
Panama	14,472,361	14,472,361	—	—
Russia	14,271,823	14,271,823	—	—
South Korea	78,621,979	1,604,713	77,017,266	—
Spain	114,285,428	—	114,285,428	—
Switzerland	314,687,811	—	314,687,811	—
Taiwan	127,675,704	—	127,675,704	—
United Kingdom	346,530,002	—	346,530,002	—
Rights	404,594	404,594	—	—
Short-Term Investments	115,280,460	115,280,460	—	—

Total	$3,420,498,891	$773,972,895	$2,646,518,120	$7,876

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

78

The Hartford International Small Company Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8%
	Australia - 6.0%
390,881	ALS Ltd.	$2,346,787
98,492	Domino’s Pizza Enterprises Ltd.	3,521,367
356,097	Estia Health Ltd.	949,522
1,223,449	Japara Healthcare Ltd.	1,893,716
487,700	Karoon Gas Australia Ltd.*	448,864
89,472	Monadelphous Group Ltd.	1,163,268
217,028	Nufarm Ltd.	1,510,701
988,397	oOh!media Ltd.	3,315,841
390,229	Regis Healthcare Ltd.	1,089,143
209,143	Seek Ltd.	2,945,019
2,205,571	Tox Free Solutions Ltd.	4,141,256

		23,325,484

	Austria - 4.7%
33,413	ams AG*	3,048,492
54,187	Andritz AG	3,063,830
77,633	Buwog AG*	2,239,066
14,841	Lenzing AG	2,008,811
58,886	Porr AG	1,841,038
22,385	Schoeller-Bleckmann Oilfield Equipment AG*	2,089,663
164,520	Wienerberger AG	4,221,163

		18,512,063

	Belgium - 2.6%
20,954	Cie d’Entreprises CFE	3,064,083
237,037	Euronav N.V.	1,964,378
18,477	Galapagos N.V.*	1,796,920
88,556	Ontex Group N.V.	3,114,747

		9,940,128

	China - 1.6%
24,746	BeiGene Ltd. ADR*	2,284,056
664,500	Wuxi Biologics Cayman, Inc.*(1)	3,764,824

		6,048,880

	Finland - 0.9%
37,424	Metso Oyj	1,359,175
249,541	Outotec Oyj*	1,985,020

		3,344,195

	France - 4.8%
26,943	ID Logistics Group*	4,625,947
35,459	Imerys S.A.	3,228,745
120,265	Innate Pharma S.A.*	1,311,248
132,389	Maisons du Monde S.A.(1)	5,729,022
15,965	Orpea	1,912,748
13,605	Virbac S.A.*	1,751,972

		18,559,682

	Germany - 1.8%
16,190	Aumann AG*(1)	1,539,472
141,860	SAF-Holland S.A.	2,810,001
38,523	STRATEC Biomedical AG	2,800,106

		7,149,579

	Hong Kong - 1.3%
1,613,000	Cathay Pacific Airways Ltd.*	2,759,415
2,228,000	Value Partners Group Ltd.	2,210,432

		4,969,847

	Ireland - 0.8%
1,526,211	Cairn Homes plc*	3,168,939

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Italy - 9.1%
358,578	Anima Holding S.p.A.(1)	$2,726,511
331,521	Autogrill S.p.A.	4,336,712
109,953	Brunello Cucinelli S.p.A.	3,690,268
274,028	Cerved Information Solutions S.p.A.	3,524,209
24,247	DiaSorin S.p.A.	2,205,631
101,700	Gima TT S.p.A.*(1)	2,017,462
486,034	Infrastrutture Wireless Italiane S.p.A.(1)	3,320,508
100,198	Interpump Group S.p.A.	3,372,554
130,370	Moncler S.p.A.	3,701,019
373,913	OVS S.p.A.(1)	2,796,064
148,298	Salvatore Ferragamo S.p.A.	3,891,963

		35,582,901

	Japan - 35.6%
25,200	Ain Holdings, Inc.	1,724,044
142,800	Alps Electric Co., Ltd.	4,370,257
94,300	Asahi Intecc Co., Ltd.	5,440,464
283,500	Daikyonishikawa Corp.	4,817,664
193,400	Dip Corp.	4,722,656
18,020	Disco Corp.	4,175,713
299,200	DMG Mori Co., Ltd.	6,033,541
147,600	EPS Holdings, Inc.	2,906,132
66,000	Ezaki Glico Co., Ltd.	3,660,534
261,100	Ferrotec Holdings Corp.	5,367,406
161,100	H2O Retailing Corp.	2,980,015
145,100	Hitachi Metals Ltd.	1,879,731
657,500	Ichigo, Inc.	2,338,253
154,400	IHI Corp.	5,561,323
394,400	Itoham Yonekyu Holdings, Inc.	3,762,688
103,900	Jamco Corp.	2,171,118
472,600	Kenedix, Inc.	2,763,100
297,900	Kobe Steel Ltd.*	2,515,122
106,378	Kyudenko Corp.	4,696,879
23,200	Mitsubishi Materials Corp.	882,161
131,300	Miura Co., Ltd.	3,088,336
92,800	Nippon Shinyaku Co., Ltd.	6,576,571
51,000	Nippon Shokubai Co., Ltd.	3,846,973
161,100	Nippon Yusen KK*	3,407,195
41,700	PeptiDream, Inc.*	1,323,294
223,500	Persol Holdings Co., Ltd.	5,541,827
382,900	Sanwa Holdings Corp.	4,801,676
120,300	SCSK Corp.	5,187,790
101,200	Shinsei Bank Ltd.	1,707,827
85,500	Showa Denko KK	2,864,841
104,200	Taiheiyo Cement Corp.	4,164,765
405,500	Takara Leben Co., Ltd.	1,864,023
127,300	Teijin Ltd.	2,694,336
75,500	Tenma Corp.	1,569,207
77,400	Tokyo Ohka Kogyo Co., Ltd.	2,830,519
2,300	Tokyo Seimitsu Co., Ltd.	91,435
333,200	Tokyo Steel Manufacturing Co., Ltd.	2,877,867
28,642	Tokyo TY Financial Group, Inc.	773,427
184,600	Toyo Tire & Rubber Co., Ltd.	4,176,861
137,800	W-Scope Corp.	2,591,911
102,500	Zenkoku Hosho Co., Ltd.	4,211,595

		138,961,077

	Jersey - 0.5%
197,311	Sanne Group plc	2,095,437

The accompanying notes are an integral part of these financial statements.

79

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Luxembourg - 1.4%
1,495,250	L’Occitane International S.A.	$2,841,036
131,872	Reinet Investments SCA	2,682,049

		5,523,085

	Netherlands - 1.9%
78,620	IMCD Group N.V.	4,944,742
57,671	Rhi Magnesita N.V.*	2,558,873

		7,503,615

	Norway - 1.4%
306,804	Kongsberg Gruppen ASA	5,600,186

	South Korea - 2.8%
57,688	Hotel Shilla Co., Ltd.	4,036,297
44,998	Korea Aerospace Industries Ltd.	2,284,210
195,281	Nexen Tire Corp.	2,241,015
69,198	Samsung Securities Co., Ltd.	2,200,982

		10,762,504

	Spain - 0.9%
264,048	Melia Hotels International S.A.	3,611,881

	Switzerland - 2.4%
34,347	Galenica AG*(1)	1,595,833
247,581	OC Oerlikon Corp. AG*	3,971,949
11,368	Tecan Group AG	2,404,421
7,663	u-blox Holding AG*	1,504,578

		9,476,781

	Taiwan - 0.4%
144,000	Globalwafers Co., Ltd.	1,670,478

	United Kingdom - 16.9%
389,122	Abcam plc	5,142,283
874,306	B&M European Value Retail S.A.	4,613,351
175,015	Concentric AB	2,937,247
168,585	Consort Medical plc	2,485,358
729,177	ConvaTec Group plc(1)	1,897,183
698,900	Elementis plc	2,639,243
76,477	Genus plc	2,387,980
367,149	Grainger plc	1,357,829
1,144,460	Hays plc	2,833,035
147,537	Hikma Pharmaceuticals plc	2,280,480
169,535	Hill & Smith Holdings plc	2,976,720
336,038	Hunting plc*	2,339,499
736,287	Ibstock plc(1)	2,426,263
72,457	James Fisher & Sons plc	1,497,397
182,269	Keller Group plc	2,267,085
177,426	Kier Group plc	2,449,270
277,983	Lancashire Holdings Ltd.	2,774,562
352,387	Ophir Energy plc*	305,343
632,625	Polypipe Group plc	3,465,911
811,862	Rentokil Initial plc	3,620,375
928,081	Restaurant Group plc	3,743,500
841,252	Tyman plc	3,821,196
99,701	Ultra Electronics Holdings plc	2,414,232
1,198,354	Volution Group plc	3,358,263

		66,033,605

	Total Common Stocks (cost $316,469,649)	$381,840,347

Shares or Principal Amount		Market Value†
EXCHANGE-TRADED FUNDS - 0.5%
	Other Investment Pools & Funds - 0.5%
76,000	Electra Private Equity plc	$1,883,529

	Total Exchange-Traded Funds (cost $2,777,624)	$1,883,529

	Total Long-Term Investments (cost $319,247,273)	$383,723,876

SHORT-TERM INVESTMENTS - 0.9%
	Other Investment Pools & Funds - 0.9%
3,514,263	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(2)	$3,514,263

	Total Short-Term Investments (cost $3,514,263)	$3,514,263

Total Investments (cost $322,761,536)	99.2%	$387,238,139
Other Assets and Liabilities	0.8%	3,150,252

Total Net Assets	100.0%	$390,388,391

The accompanying notes are an integral part of these financial statements.

80

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $27,813,142, which represented 7.1% of total net assets.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

81

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Australia	$23,325,484	$—	$23,325,484	$—
Austria	18,512,063	9,401,370	9,110,693	—
Belgium	9,940,128	3,114,747	6,825,381	—
China	6,048,880	6,048,880	—	—
Finland	3,344,195	—	3,344,195	—
France	18,559,682	8,792,242	9,767,440	—
Germany	7,149,579	5,610,107	1,539,472	—
Hong Kong	4,969,847	—	4,969,847	—
Ireland	3,168,939	3,168,939	—	—
Italy	35,582,901	9,674,682	25,908,219	—
Japan	138,961,077	5,440,464	133,520,613	—
Jersey	2,095,437	—	2,095,437	—
Luxembourg	5,523,085	2,682,049	2,841,036	—
Netherlands	7,503,615	—	7,503,615	—
Norway	5,600,186	—	5,600,186	—
South Korea	10,762,504	—	10,762,504	—
Spain	3,611,881	—	3,611,881	—
Switzerland	9,476,781	—	9,476,781	—
Taiwan	1,670,478	—	1,670,478	—
United Kingdom	66,033,605	36,857,502	29,176,103	—
Exchange-Traded Funds	1,883,529	1,883,529	—	—
Short-Term Investments	3,514,263	3,514,263	—	—

Total	$387,238,139	$96,188,774	$291,049,365	$—

(1)	For the year ended October 31, 2017, investments valued at $25,709,978 were transferred from Level 1 to Level 2 due to the application of a fair valuation model factor; investments valued at $56,275,380 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation model factor and there were no transfers in and out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

82

The Hartford International Value Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.4%
	Australia - 0.6%
4,944,475	Resolute Mining Ltd.	$3,877,774
6,304,592	Western Areas Ltd.	13,450,335

		17,328,109

	Austria - 0.4%
571,232	Zumtobel Group AG	9,766,330

	Belgium - 1.5%
469,544	Ageas	22,770,569
1,895,409	AGFA-Gevaert N.V.*	8,905,356
388,085	Orange Belgium S.A.	8,989,351

		40,665,276

	Brazil - 0.5%
1,184,758	Petroleo Brasileiro S.A. ADR*	12,617,673

	Canada - 1.7%
587,424	Barrick Gold Corp.	8,487,391
1,955,814	Centerra Gold, Inc.*	13,280,312
3,878,750	Eldorado Gold Corp.	4,848,437
461,337	Ivanhoe Mines Ltd. Class A*	1,669,982
1,997,021	Kinross Gold Corp.*	7,888,233
535,020	Northern Dynasty Minerals Ltd.*	1,065,810
2,189,160	Painted Pony Energy Ltd.*	4,598,577
1,494,226	Uranium Participation Corp.*	4,065,370

		45,904,112

	China - 1.1%
14,378,000	361 Degrees International Ltd.	5,476,727
25,058,000	China BlueChemical Ltd. Class H	7,489,999
19,712,000	China Telecom Corp. Ltd. Class H	9,885,535
27,095,300	Daphne International Holdings Ltd.*	1,840,399
18,636,500	Xtep International Holdings Ltd.	6,167,371

		30,860,031

	Denmark - 0.4%
521,008	D/S Norden A/S*	10,823,467

	France - 9.2%
387,357	Alstom S.A.	15,671,019
452,917	BNP Paribas S.A.	35,349,909
523,625	Cie de Saint-Gobain	30,701,652
923,878	Coface S.A.*	10,094,547
1,104,841	Engie S.A.	18,673,985
148,085	Metropole Television S.A.	3,423,530
96,520	Renault S.A.	9,572,399
898,537	Rexel S.A.	16,022,730
464,874	Societe Generale S.A.	25,872,317
54,918	Sopra Steria Group	10,302,563
864,985	Television Francaise	12,298,003
972,825	Total S.A.	54,223,410
141,863	Vicat S.A.	10,974,189

		253,180,253

	Germany - 3.5%
796,154	CECONOMY AG	10,392,141
1,506,218	E.ON SE	17,840,300
241,162	Hamburger Hafen und Logistik AG	7,701,687
698,288	Metro AG*	13,236,935
151,200	Rheinmetall AG	17,957,777
553,847	RWE AG*	13,925,850
310,799	Salzgitter AG	15,037,231

		96,091,921

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.4% - (continued)
	Greece - 0.8%
3,525,105	Alpha Bank A.E.*	$7,028,792
1,286,360	Hellenic Telecommunications Organization S.A.	15,283,841

		22,312,633

	Hong Kong - 1.1%
10,707,788	AMVIG Holdings Ltd.	3,033,329
890,000	China Mobile Ltd.	8,951,945
35,872,000	CST Group Ltd.*	225,309
813,860	Dah Sing Financial Holdings Ltd.	5,469,194
217,455,205	G-Resources Group Ltd.*	2,871,009
43,913,275	Pacific Basin Shipping Ltd.*	10,027,547

		30,578,333

	Hungary - 0.4%
6,243,707	Magyar Telekom Telecommunications plc	10,834,938

	India - 1.0%
3,069,415	Allahabad Bank*	3,719,408
1,454,473	Canara Bank	9,112,573
3,086,832	Corp. Bank*	2,159,856
4,238,822	NTPC Ltd.	11,870,147

		26,861,984

	Ireland - 0.5%
1,636,292	Bank of Ireland Group plc*	12,823,796

	Italy - 4.3%
1,320,977	Assicurazioni Generali S.p.A.	24,041,457
2,343,739	Banca Popolare dell’Emilia Romagna SC	11,408,804
2,233,478	Eni S.p.A.	36,512,921
1,956,295	Geox S.p.A.	8,545,460
2,711,880	Saipem S.p.A.*	11,399,568
1,378,789	UniCredit S.p.A.*	26,349,527

		118,257,737

	Japan - 33.2%
726,750	Aisan Industry Co., Ltd.	8,322,110
81,770	Alpha Systems, Inc.	1,796,341
721,060	Avex Group Holdings, Inc.	9,967,480
206,700	Benesse Holdings, Inc.	7,007,160
613,805	Canon, Inc.	23,058,856
203,865	Cawachi Ltd.	5,002,149
1,539,200	Chiyoda Corp.	9,109,041
405,205	Chubu Steel Plate Co., Ltd.	2,836,667
1,582,250	Citizen Watch Co., Ltd.	11,632,627
307,640	CMIC Holdings Co., Ltd.	4,537,665
1,007,830	Dai-ichi Life Holdings, Inc.	19,247,454
296,015	DeNA Co., Ltd.	6,961,486
230,058	Eisai Co., Ltd.	12,804,248
437,690	Exedy Corp.	13,124,364
597,565	Fuji Media Holdings, Inc.	9,218,928
3,418,765	Fujitsu Ltd.	26,640,708
945,315	Funai Electric Co., Ltd.	7,673,496
208,550	Gendai Agency, Inc.	1,010,607
1,181,680	Gree, Inc.	8,021,892
434,225	Hisaka Works Ltd.	4,048,277
1,253,855	Honda Motor Co., Ltd.	39,292,123
347,755	Honeys Holdings Co., Ltd.	3,680,169
453,955	Hosiden Corp.	7,837,509
969,655	Ichiyoshi Securities Co., Ltd.	11,129,602
1,172,110	Inpex Corp.	12,549,998
536,455	Japan Petroleum Exploration Co., Ltd.	11,069,889
750,870	Japan Steel Works Ltd.	19,031,775

The accompanying notes are an integral part of these financial statements.

83

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.4% - (continued)
	Japan - 33.2% - (continued)
697,440	JGC Corp.	$11,697,779
1,050,205	JSR Corp.	20,358,083
817,725	Keihin Corp.	15,075,756
372,155	Kuroda Electric Co., Ltd.	6,643,737
588,175	Kyoei Steel Ltd.	10,327,175
192,620	Melco Holdings, Inc.	6,046,490
305,540	Miraial Co., Ltd.	4,221,182
563,640	Mitsubishi Heavy Industries Ltd.	22,053,492
2,183,295	Mitsubishi Motors Corp.	17,483,430
5,239,355	Mitsubishi UFJ Financial Group, Inc.	35,539,288
16,794,915	Mizuho Financial Group, Inc.	30,514,350
902,010	Nakayama Steel Works Ltd.	6,237,652
449,220	Neturen Co., Ltd.	4,577,611
957,245	Nichicon Corp.	12,077,679
822,310	Nikon Corp.	15,616,449
46,621	Nippon Chemi-Con Corp.	1,620,008
455,355	Nippon Television Holdings, Inc.	8,219,452
502,960	Nishimatsuya Chain Co., Ltd.	5,535,522
704,955	Nissin Kogyo Co., Ltd.	13,062,453
688,510	NOK Corp.	16,911,799
299,484	Pacific Metals Co., Ltd.*	8,955,043
244,335	PAL GROUP Holdings Co., Ltd.	6,945,769
6,429,805	Pioneer Corp.*	12,450,691
153,545	Proto Corp.	2,209,946
569,685	Relia, Inc.	6,701,865
404,345	Sankyo Co., Ltd.	13,051,273
373,182	Sanyo Shokai Ltd.	6,877,613
1,430,205	Shinko Electric Industries Co., Ltd.	11,021,351
975,440	Showa Corp.	12,785,859
818,930	Sumitomo Mitsui Financial Group, Inc.	32,808,561
495,295	Sumitomo Mitsui Trust Holdings, Inc.	19,549,207
772,345	Sumitomo Riko Co., Ltd.	7,501,292
322,940	Suzuken Co., Ltd.	11,641,297
1,555,125	T&D Holdings, Inc.	24,260,969
596,170	Takeda Pharmaceutical Co., Ltd.	33,614,977
1,299,365	Tochigi Bank Ltd.	5,922,261
822,790	Tokai Rika Co., Ltd.	17,318,157
283,540	Tokyo Seimitsu Co., Ltd.	11,271,896
1,327,870	Tokyo Steel Manufacturing Co., Ltd.	11,468,889
837,800	Toppan Forms Co., Ltd.	8,669,395
2,283,040	Toshiba Machine Co., Ltd.	14,175,657
676,199	Toyo Engineering Corp.	8,083,224
605,375	Toyoda Gosei Co., Ltd.	14,802,625
286,960	TV Asahi Holdings Corp.	5,778,804
854,665	Ushio, Inc.	11,863,414
591,255	Xebio Holdings Co., Ltd.	11,318,594
437,850	Yamato Kogyo Co., Ltd.	11,712,066
705,800	Yusen Logistics Co., Ltd.	8,229,233

		911,421,936

	Kazakhstan - 0.3%
785,115	KazMunaiGas Exploration Production JSC GDR	8,047,429

	Netherlands - 3.7%
577,924	Fugro N.V.*	7,449,887
1,521,666	ING Groep N.V.	28,119,571
79,159	Koninklijke Philips N.V.	3,225,959
4,039,850	PostNL N.V.	17,217,795
1,406,263	Royal Dutch Shell plc Class B	45,277,828

		101,291,040

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.4% - (continued)
	Norway - 0.8%
472,467	Statoil ASA	$9,599,353
1,390,220	Storebrand ASA	11,907,216

		21,506,569

	Portugal - 0.4%
1,803,692	CTT-Correios de Portugal S.A.	10,619,533

	Russia - 2.4%
5,047,046	Gazprom PJSC ADR	21,679,152
351,515	Lukoil PJSC ADR	18,671,905
751,805	Sberbank of Russia PJSC ADR	10,790,062
2,813,180	Surgutneftegas OJSC ADR	14,060,001

		65,201,120

	South Africa - 1.6%
356,461	Anglo American Platinum Ltd.*	9,919,479
3,548,477	Gold Fields Ltd.	14,125,015
2,151,041	Impala Platinum Holdings Ltd.*	5,968,636
8,313,961	Nampak Ltd.*	10,937,295
3,025,259	Raubex Group Ltd.	4,343,577

		45,294,002

	South Korea - 2.3%
353,681	KB Financial Group, Inc.	18,491,964
585,663	KT Corp.	15,371,282
155,366	NHN Entertainment Corp.*	9,523,650
288,909	Shinhan Financial Group Co., Ltd.	12,977,269
861,152	Tongyang Life Insurance Co., Ltd.	6,803,655

		63,167,820

	Spain - 1.3%
547,077	Almirall S.A.	5,295,650
4,271,482	CaixaBank S.A.	19,983,658
6,347,161	Unicaja Banco S.A.*(1)	9,257,245

		34,536,553

	Sweden - 1.3%
2,494,402	Qliro Group AB*	5,451,234
3,787,397	SAS AB*	11,716,943
3,048,504	Telefonaktiebolaget LM Ericsson Class B	19,184,476

		36,352,653

	Switzerland - 4.4%
184,820	Adecco Group AG	14,663,122
901,601	GAM Holding AG*	14,053,468
248,427	Julius Baer Group Ltd.	14,693,849
428,978	LafargeHolcim Ltd.*	24,222,194
2,038,345	UBS Group AG*	34,678,575
59,444	Zurich Insurance Group AG	18,140,232

		120,451,440

	Taiwan - 2.1%
24,057,525	Acer, Inc.*	12,449,203
19,617,720	Compal Electronics, Inc.	14,443,933
1,026,105	MediaTek, Inc.	11,676,575
37,390,325	Shin Kong Financial Holding Co., Ltd.	11,963,878
1,470,600	Simplo Technology Co., Ltd.	8,464,720

		58,998,309

	United Kingdom - 11.8%
1,635,562	Acacia Mining plc	3,916,582
940,129	Anglo American plc	17,733,663
532,619	AstraZeneca plc	36,037,514

The accompanying notes are an integral part of these financial statements.

84

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.4% - (continued)
	United Kingdom - 11.8% - (continued)
8,660,220	BP plc	$58,739,307
6,276,296	BT Group plc	21,625,170
7,604,492	Centrica plc	17,149,408
571,468	Go-Ahead Group plc	13,434,216
2,328,173	Halfords Group plc	10,219,599
5,992,408	Hays plc	14,833,810
5,847,402	HSBC Holdings plc	57,100,570
5,992,172	J Sainsbury plc	19,296,123
3,384,437	Marks & Spencer Group plc	15,468,188
212,077	Petra Diamonds Ltd.*	216,886
6,447,705	SIG plc	14,767,490
2,150,570	Standard Chartered plc*	21,419,395
598,541	SThree plc	2,822,080

		324,780,001

	Total Common Stocks (cost $2,256,803,100)	$2,540,574,998

PREFERRED STOCKS - 0.6%
	Brazil - 0.6%
1,201,700	Cia Paranaense de Energia	$9,179,984
523,000	Telefonica Brasil S.A.	8,073,702

		17,253,686

	Total Preferred Stocks (cost $14,589,010)	$17,253,686

	Total Long-Term Investments (cost $2,271,392,110)	$2,557,828,684

SHORT-TERM INVESTMENTS - 5.9%
	Other Investment Pools & Funds - 5.9%
163,040,470	Fidelity Institutional Government Fund, Institutional Class, 0.92%(2)	$163,040,470

	Total Short-Term Investments (cost $163,040,470)	$163,040,470

Total Investments (cost $2,434,432,580)	99.0%	$2,720,869,154
Other Assets and Liabilities	1.0%	28,248,958

Total Net Assets	100.0%	$2,749,118,112

The accompanying notes are an integral part of these financial statements.

85

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Security issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2017, the aggregate value of this security was $9,257,245, which represented 0.3% of total net assets.

(2)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
EAFE (mini MSCI) Index Future	1,114	12/15/2017	$111,812,180	$1,715,533

Total futures contracts				$1,715,533

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Private Joint Stock Company

The accompanying notes are an integral part of these financial statements.

86

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Australia	$17,328,109	$—	$17,328,109	$—
Austria	9,766,330	—	9,766,330	—
Belgium	40,665,276	—	40,665,276	—
Brazil	12,617,673	12,617,673	—	—
Canada	45,904,112	45,904,112	—	—
China	30,860,031	—	30,860,031	—
Denmark	10,823,467	—	10,823,467	—
France	253,180,253	49,523,136	203,657,117	—
Germany	96,091,921	—	96,091,921	—
Greece	22,312,633	15,283,841	7,028,792	—
Hong Kong	30,578,333	6,129,647	24,448,686	—
Hungary	10,834,938	—	10,834,938	—
India	26,861,984	—	26,861,984	—
Ireland	12,823,796	12,823,796	—	—
Italy	118,257,737	8,545,460	109,712,277	—
Japan	911,421,936	3,847,274	907,574,662	—
Kazakhstan	8,047,429	8,047,429	—	—
Netherlands	101,291,040	—	101,291,040	—
Norway	21,506,569	—	21,506,569	—
Portugal	10,619,533	—	10,619,533	—
Russia	65,201,120	—	65,201,120	—
South Africa	45,294,002	15,280,872	30,013,130	—
South Korea	63,167,820	—	63,167,820	—
Spain	34,536,553	5,295,650	29,240,903	—
Sweden	36,352,653	—	36,352,653	—
Switzerland	120,451,440	—	120,451,440	—
Taiwan	58,998,309	—	58,998,309	—
United Kingdom	324,780,001	26,692,781	298,087,220	—
Preferred Stocks	17,253,686	17,253,686	—	—
Short-Term Investments	163,040,470	163,040,470	—	—
Futures Contracts(2)	1,715,533	1,715,533	—	—

Total	$2,722,584,687	$392,001,360	$2,330,583,327	$—

(1)	For the year ended October 31, 2017, investments valued at $14,759,200 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor; investments valued at $51,838,306 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor and there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

87

International/Global Equity Funds

Statements of Assets and Liabilities

October 31, 2017

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford Global Capital Appreciation Fund
Assets:
Investments in securities, at market value	$82,221,283	$38,235,641	$1,076,816,508
Foreign currency	197,252	612	27,500
Unrealized appreciation on foreign currency contracts	—	—	192,646
Receivables:
Investment securities sold	889,521	—	15,556,924
Fund shares sold	353,511	172,439	908,948
Dividends and interest	116,636	57,007	1,232,013
Tax reclaims	400	15,217	710,050
Variation margin on futures contracts	72,344	—	—
Other assets	53,435	75,349	75,173

Total assets	83,904,382	38,556,265	1,095,519,762

Liabilities:
Payables:
Investment securities purchased	1,928,737	47,452	20,194,889
Fund shares redeemed	59,645	79	1,032,154
Investment management fees	60,759	25,376	722,730
Transfer agent fees	7,196	466	117,906
Accounting services fees	1,215	571	20,045
Board of Directors’ fees	283	159	4,472
Foreign taxes	110,751	—	—
Distribution fees	9,325	933	318,383
Accrued expenses	43,666	31,537	137,466

Total liabilities	2,221,577	106,573	22,548,045

Net assets	$81,682,805	$38,449,692	$1,072,971,717

Summary of Net Assets:
Capital stock and paid-in-capital	$82,330,305	$28,427,823	$969,383,155
Undistributed (distributions in excess of) net investment income	1,186,925	245,991	10,590,209
Accumulated net realized gain (loss)	(15,573,865)	3,190,316	(10,883,966)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	13,739,440	6,585,562	103,882,319

Net assets	$81,682,805	$38,449,692	$1,072,971,717

Shares authorized	710,000,000	225,000,000	1,110,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$9.85	$13.64	$18.69

Maximum offering price per share	$10.42	$14.43	$19.78

Shares outstanding	2,427,817	317,951	35,467,811

Net Assets	$23,923,809	$4,336,285	$663,021,618

Class C: Net asset value per share	$9.64	$13.62	$17.06

Shares outstanding	576,850	114,393	11,397,853

Net Assets	$5,559,931	$1,558,544	$194,420,230

Class I: Net asset value per share	$9.83	$13.68	$19.28

Shares outstanding	1,155,448	1,392,315	6,076,016

Net Assets	$11,361,143	$19,040,261	$117,153,146

Class R3: Net asset value per share	$9.85	$13.63	$18.40

Shares outstanding	19,984	102,662	1,309,012

Net Assets	$196,765	$1,399,204	$24,083,751

Class R4: Net asset value per share	$9.90	$13.64	$18.98

Shares outstanding	4,180	102,907	1,026,342

Net Assets	$41,399	$1,403,695	$19,484,098

The accompanying notes are an integral part of these financial statements.

88

International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

Hartford Global Equity Income Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund

$163,368,404	$50,087,242	$258,278,251	$3,420,498,891	$387,238,139	$2,720,869,154
187	34,681	631	307,265	56,136	718,618
—	—	—	—	—	—

6,432	262,056	168,228	33,680,365	5,766,421	4,792,691
177,542	193,071	884,180	8,039,058	48,710	17,508,210
209,314	85,952	304,602	5,696,336	801,462	9,512,750
202,392	42,677	334,541	4,720,981	317,860	520,118
—	—	—	—	—	4,323,631
57,897	73,149	96,724	119,959	49,822	82,815

164,022,168	50,778,828	260,067,157	3,473,062,855	394,278,550	2,758,327,987

—	407,060	673,134	16,024,241	2,455,340	5,519,773
96,537	25,085	151,409	6,726,502	1,028,551	1,201,916
104,528	25,048	182,152	1,927,527	293,286	1,779,821
19,694	4,072	32,970	176,052	21,165	204,275
2,509	751	3,857	52,892	5,866	41,187
662	146	831	11,561	1,739	8,475
—	19,081	—	—	—	183,653
34,745	7,088	41,250	245,411	28,303	110,042
41,175	59,466	58,226	263,051	55,909	160,733

299,850	547,797	1,143,829	25,427,237	3,890,159	9,209,875

$163,722,318	$50,231,031	$258,923,328	$3,447,635,618	$390,388,391	$2,749,118,112

$162,070,720	$43,240,549	$209,575,316	$2,887,071,403	$303,672,758	$2,350,069,865
1,736,644	771,221	1,800,548	52,357,162	3,744,296	66,847,038
(22,830,538)	442,747	(1,867,680)	109,404,054	18,506,885	44,294,442
22,745,492	5,776,514	49,415,144	398,802,999	64,464,452	287,906,767

$163,722,318	$50,231,031	$258,923,328	$3,447,635,618	$390,388,391	$2,749,118,112

1,010,000,000	635,000,000	610,000,000	850,000,000	610,000,000	660,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$12.64	$11.42	$15.21	$17.49	$17.51	$17.87

$13.38	$12.08	$16.10	$18.51	$18.53	$18.91

9,126,462	1,396,054	8,176,963	32,688,367	3,645,716	21,220,034

$115,358,799	$15,943,147	$124,332,338	$571,752,565	$63,825,841	$379,164,811

$12.33	$11.28	$13.99	$15.33	$15.80	$17.61

996,328	401,334	1,110,663	4,420,152	730,262	1,984,499

$12,284,097	$4,527,417	$15,539,387	$67,777,833	$11,540,508	$34,948,510

$12.67	$11.52	$15.09	$17.41	$17.41	$18.07

874,994	1,299,800	1,765,492	24,621,827	3,556,716	66,210,447

$11,086,139	$14,970,888	$26,644,142	$428,562,907	$61,910,034	$1,196,683,054

$12.63	$11.37	$15.36	$17.73	$17.61	$17.99

18,749	8,157	42,257	3,940,973	551,269	51,858

$236,713	$92,731	$648,871	$69,883,945	$9,708,775	$933,104

$12.68	$11.43	$15.59	$18.06	$17.70	$17.98

9,980	64,732	742,573	10,676,694	475,282	97,735

$126,583	$739,716	$11,579,496	$192,811,760	$8,412,453	$1,757,653

The accompanying notes are an integral part of these financial statements.

89

International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford Global Capital Appreciation Fund
Class R5: Net asset value per share	$9.79	$13.65	$19.40

Shares outstanding	89,486	103,155	20,641

Net Assets	$876,213	$1,408,196	$400,485

Class R6: Net asset value per share	$—	$13.66	$—

Shares outstanding	—	103,232	—

Net Assets	$—	$1,410,549	$—

Class Y: Net asset value per share	$9.83	$13.66	$19.58

Shares outstanding	3,888,763	107,502	780,860

Net Assets	$38,223,297	$1,468,890	$15,289,432

Class F: Net asset value per share	$9.85	$13.68	$19.30

Shares outstanding	152,334	469,703	2,026,951

Net Assets	$1,500,248	$6,424,068	$39,118,957

Cost of investments	$68,401,455	$31,650,588	$973,095,526
Cost of foreign currency	$197,252	$617	$27,534

The accompanying notes are an integral part of these financial statements.

90

International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

Hartford Global Equity Income Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund
$12.67	$10.09	$15.74	$18.24	$17.82	$18.13

26,452	39,318	456,440	13,158,100	125,770	1,198,623

$335,060	$396,756	$7,183,696	$240,028,986	$2,241,279	$21,727,394

$—	$—	$—	$18.34	$—	$—

—	—	—	11,923,761	—	—

$—	$—	$—	$218,688,414	$—	$—

$12.52	$11.51	$15.79	$18.34	$17.83	$18.43

492,679	1,027,403	751,471	61,706,093	8,846,138	39,927,994

$6,168,808	$11,821,508	$11,864,723	$1,131,808,636	$157,762,904	$736,026,854

$12.66	$11.53	$15.11	$17.43	$17.42	$18.09

1,432,152	150,803	4,046,319	30,192,412	4,305,854	20,887,986

$18,126,119	$1,738,868	$61,130,675	$526,320,572	$74,986,597	$377,876,732

$140,619,063	$44,289,809	$208,857,001	$3,021,677,297	$322,761,536	$2,434,432,580
$187	$34,718	$640	$307,502	$56,201	$718,290

The accompanying notes are an integral part of these financial statements.

91

International/Global Equity Funds

Statements of Operations

For the Year Ended October 31, 2017

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford Global Capital Appreciation Fund
Investment Income:
Dividends	$2,673,873	$720,637	$20,938,960
Interest	17,933	10,962	134,573
Other income	2,022	—	3,590
Non-cash dividends	12,187	39,747	514,790
Less: Foreign tax withheld	(281,821)	(50,329)	(1,112,340)

Total investment income, net	2,424,194	721,017	20,479,573

Expenses:
Investment management fees	764,581	278,199	8,314,412
Administrative services fees
Class R3	318	2,513	51,629
Class R4	50	1,890	28,334
Class R5	104	1,264	502
Transfer agent fees
Class A	35,647	2,610	1,076,642
Class B	—	—	16,519
Class C	7,355	324	245,666
Class I	13,689	6,670	138,096
Class R3	201	—	4,118
Class R4	57	—	1,213
Class R5	7	—	192
Class R6	—	—	—
Class Y	8,922	46	3,199
Class F	—	—	—
Distribution fees
Class A	37,057	6,665	1,623,729
Class B	—	—	23,219
Class C	32,418	13,743	2,050,546
Class R3	796	6,282	129,074
Class R4	83	3,150	47,223
Custodian fees	32,455	5,034	96,359
Registration and filing fees	97,019	194,101	137,470
Accounting services fees	13,748	6,259	229,882
Board of Directors’ fees	2,098	930	31,004
Audit fees	55,682	22,705	49,703
Other expenses	17,611	15,761	172,849

Total expenses (before waivers and fees paid indirectly)	1,119,898	568,146	14,471,580
Expense waivers	(101,645)	(210,996)	(284,039)
Transfer agent fee waivers	—	(5)	(9,537)
Distribution fee reimbursements	(490)	(17,126)	(23,416)
Commission recapture	—	(228)	(32,017)

Total waivers and fees paid indirectly	(102,135)	(228,355)	(349,009)

Total expenses, net	1,017,763	339,791	14,122,571

Net Investment Income (Loss)	1,406,431	381,226	6,357,002

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	12,479,287	3,053,613	88,025,339
Less: Foreign taxes paid on realized capital gains	(192,432)	—	—
Net realized gain (loss) on futures contracts	378,920	—	—
Net realized gain (loss) on foreign currency contracts	(487)	—	499,791
Net realized gain (loss) on other foreign currency transactions	(62,025)	(11,374)	(441,059)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	12,603,263	3,042,239	88,084,071

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	6,835,819	3,619,370	100,418,796
Net unrealized appreciation (depreciation) of futures contracts	39,118	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	(339,055)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(1,638)	1,654	62,593

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	6,873,299	3,621,024	100,142,334

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	19,476,562	6,663,263	188,226,405

Net Increase (Decrease) in Net Assets Resulting from Operations	$20,882,993	$7,044,489	$194,583,407

The accompanying notes are an integral part of these financial statements.

92

International/Global Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

Hartford Global Equity Income Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund

$5,733,662	$1,015,659	$4,571,834	$67,586,306	$8,379,479	$67,570,614
18,671	7,600	37,182	703,140	29,116	813,367
418	2,669	1,283	1,562	1,528	3,107
112,832	49,086	30,024	3,992,934	133,411	6,068,564
(315,182)	(101,023)	(439,678)	(7,343,988)	(540,459)	(5,394,322)

5,550,401	973,991	4,200,645	64,939,954	8,003,075	69,061,330

1,143,452	245,753	1,785,015	18,708,746	3,617,862	16,577,171

512	187	1,588	128,823	17,613	1,217
225	614	16,531	245,255	12,500	2,733
271	243	5,661	165,499	1,987	8,858

198,844	22,446	261,570	902,423	121,962	867,273
969	192	3,092	6,221	1,538	—
23,741	5,352	31,125	95,403	22,031	33,126
37,724	14,384	155,441	711,439	36,526	1,019,694
172	248	961	5,423	360	196
152	242	514	9,585	385	252
86	20	414	4,752	236	183
—	—	—	3,098	—	—
1,467	145	2,614	292,608	42,410	154,717
—	—	—	—	—	—

277,027	30,222	274,561	1,248,342	149,863	933,953
1,448	755	3,392	6,175	1,122	—
120,257	31,448	140,639	572,149	110,932	340,651
1,280	467	3,970	322,058	44,031	3,042
375	1,024	27,552	408,758	20,834	4,555
7,785	46,846	25,491	204,105	26,101	96,157
116,460	104,584	119,798	254,467	122,123	181,114
27,443	6,701	37,800	509,843	72,357	379,852
4,366	926	5,927	82,108	12,103	60,497
36,895	61,016	42,293	53,875	37,172	37,045
38,080	19,058	60,008	364,540	56,730	260,710

2,039,031	592,873	3,005,957	25,305,695	4,528,778	20,962,996
(156,841)	(207,985)	(376,389)	—	(10,769)	—
(624)	(37)	(24,928)	(7,082)	(1,202)	—
(4,537)	(490)	(4,082)	(7,832)	(3,904)	(408)
—	(83)	(1,807)	(77,427)	(530)	(1,866)

(162,002)	(208,595)	(407,206)	(92,341)	(16,405)	(2,274)

1,877,029	384,278	2,598,751	25,213,354	4,512,373	20,960,722

3,673,372	589,713	1,601,894	39,726,600	3,490,702	48,100,608

472,396	2,625,720	8,805,530	205,163,025	24,909,530	103,181,162
—	—	—	—	—	(38,820)
—	—	—	—	—	9,195,262
154,657	(4,189)	(39,876)	(2,836,637)	—	—
(32,387)	(35,207)	(92,120)	(1,126,157)	(275,155)	(304,027)

594,666	2,586,324	8,673,534	201,200,231	24,634,375	112,033,577

23,951,146	5,048,863	38,951,920	356,200,383	73,043,457	304,798,312
—	—	—	—	—	1,987,692
(311,288)	—	—	—	—	—
9,202	2,770	22,801	340,730	57,277	135,844

23,649,060	5,051,633	38,974,721	356,541,113	73,100,734	306,921,848

24,243,726	7,637,957	47,648,255	557,741,344	97,735,109	418,955,425

$27,917,098	$8,227,670	$49,250,149	$597,467,944	$101,225,811	$467,056,033

The accompanying notes are an integral part of these financial statements.

93

International/Global Equity Funds

Statements of Changes in Net Assets

	Hartford Emerging Markets Equity Fund		Hartford Environmental Opportunities Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Period Ended October 31, 2016(1)
Operations:
Net investment income (loss)	$1,406,431	$1,208,907	$381,226	$362,999
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	12,603,263	(27,909,901)	3,042,239	554,447
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	6,873,299	23,479,188	3,621,024	2,964,538

Net Increase (Decrease) in Net Assets Resulting from Operations	20,882,993	(3,221,806)	7,044,489	3,881,984

Distributions to Shareholders:
From net investment income
Class A	(97,817)	(158,308)	(17,167)	—
Class B	—	—	—	—
Class C	(10,960)	(26,044)	(4,871)	—
Class I	(85,485)	(63,602)	(264,799)	—
Class R3	—	(30,720)	(8,734)	—
Class R4	—	(33,246)	(11,529)	—
Class R5	(151)	(38,278)	(14,331)	—
Class R6	—	—	(15,213)	—
Class Y	(943,751)	(1,980,961)	(15,214)	—
Class F	—	—	—	—

Total from net investment income	(1,138,164)	(2,331,159)	(351,858)	—

From net realized gain on investments
Class A	—	(111,461)	(27,994)	—
Class B	—	—	—	—
Class C	—	(31,283)	(22,078)	—
Class I	—	(36,743)	(402,621)	—
Class R3	—	(23,751)	(21,092)	—
Class R4	—	(22,146)	(21,092)	—
Class R5	—	(22,058)	(21,092)	—
Class R6	—	—	(21,092)	—
Class Y	—	(2,348,867)	(21,092)	—

Total from net realized gain on investments	—	(2,596,309)	(558,153)	—

Total distributions	(1,138,164)	(4,927,468)	(910,011)	—

Capital Share Transactions:
Sold	63,728,196	53,722,076	14,444,497	26,086,510
Issued on reinvestment of distributions	1,131,972	4,924,014	899,883	—
Redeemed	(83,551,373)	(151,024,429)	(12,986,231)	(11,429)

Net increase (decrease) from capital share transactions	(18,691,205)	(92,378,339)	2,358,149	26,075,081

Net Increase (Decrease) in Net Assets	1,053,624	(100,527,613)	8,492,627	29,957,065

Net Assets:
Beginning of period	80,629,181	181,156,794	29,957,065	—

End of period	$81,682,805	$80,629,181	$38,449,692	$29,957,065

Undistributed (distributions in excess of) net investment income	$1,186,925	$856,824	$245,991	$329,775

(1)	Commenced operations on February 29, 2016

The accompanying notes are an integral part of these financial statements.

94

International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

Hartford Global Capital Appreciation Fund		Hartford Global Equity Income Fund		Hartford International Equity Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$6,357,002	$6,843,151	$3,673,372	$3,558,785	$589,713	$484,379
88,084,071	(83,849,832)	594,666	(19,818,911)	2,586,324	(1,580,941)
100,142,334	53,382,990	23,649,060	9,847,648	5,051,633	1,192,640

194,583,407	(23,623,691)	27,917,098	(6,412,478)	8,227,670	96,078

(4,681,934)	(7,155,514)	(2,203,583)	(2,954,346)	(188,639)	(145,581)
—	—	(921)	(13,978)	(963)	(2,741)
(75,521)	(993,070)	(154,181)	(259,788)	(27,834)	(11,640)
(1,157,720)	(1,418,663)	(477,426)	(139,776)	(116,365)	(64,283)
(182,877)	(283,950)	(4,876)	(3,986)	(1,684)	(11,926)
(174,101)	(192,044)	(3,213)	(3,125)	(4,888)	(13,611)
(4,891)	(7,237)	(6,595)	(5,540)	(1,512)	(15,699)
—	—	—	—	—	—
(84,997)	(99,323)	(140,224)	(187,842)	(234,686)	(165,056)
—	—	(48,167)	—	—	—

(6,362,041)	(10,149,801)	(3,039,186)	(3,568,381)	(576,571)	(430,537)

—	(37,106,383)	—	—	—	(177,117)
—	(1,123,030)	—	—	—	(11,193)
—	(14,893,034)	—	—	—	(38,322)
—	(5,699,440)	—	—	—	(62,705)
—	(1,647,282)	—	—	—	(16,696)
—	(813,284)	—	—	—	(15,589)
—	(29,632)	—	—	—	(14,293)
—	—	—	—	—	—
—	(9,442,563)	—	—	—	(143,538)

—	(70,754,648)	—	—	—	(479,453)

(6,362,041)	(80,904,449)	(3,039,186)	(3,568,381)	(576,571)	(909,990)

168,282,977	140,663,770	57,311,192	39,792,703	24,415,822	5,929,090
6,109,539	77,986,224	2,985,052	3,487,155	575,401	908,365
(314,261,240)	(433,295,360)	(58,219,860)	(198,065,067)	(11,970,931)	(11,401,995)

(139,868,724)	(214,645,366)	2,076,384	(154,785,209)	13,020,292	(4,564,540)

48,352,642	(319,173,506)	26,954,296	(164,766,068)	20,671,391	(5,378,452)

1,024,619,075	1,343,792,581	136,768,022	301,534,090	29,559,640	34,938,092

$1,072,971,717	$1,024,619,075	$163,722,318	$136,768,022	$50,231,031	$29,559,640

$10,590,209	$5,666,875	$1,736,644	$240,486	$771,221	$485,595

The accompanying notes are an integral part of these financial statements.

95

International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford International Growth Fund		The Hartford International Opportunities Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$1,601,894	$2,212,357	$39,726,600	$29,801,687
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	8,673,534	(9,432,072)	201,200,231	(72,452,035)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	38,974,721	5,441,289	356,541,113	11,543,218

Net Increase (Decrease) in Net Assets Resulting from Operations	49,250,149	(1,778,426)	597,467,944	(31,107,130)

Distributions to Shareholders:
From net investment income
Class A	(1,221,001)	(817,837)	(4,740,369)	(3,966,872)
Class C	(56,038)	(17,254)	(236,830)	(104,103)
Class I	(526,193)	(377,253)	(4,337,804)	(1,577,287)
Class R3	(5,741)	(6,888)	(525,523)	(236,842)
Class R4	(119,840)	(79,565)	(1,547,929)	(899,125)
Class R5	(87,658)	(67,831)	(1,534,643)	(1,014,293)
Class R6	—	—	(639,577)	(36,406)
Class Y	(255,533)	(145,919)	(16,572,907)	(9,145,270)

Total from net investment income	(2,272,004)	(1,512,547)	(30,135,582)	(16,980,198)

From net realized gain on investments
Class A	—	—	—	(8,548,255)
Class B	—	—	—	(74,101)
Class C	—	—	—	(1,065,051)
Class I	—	—	—	(1,618,648)
Class R3	—	—	—	(763,671)
Class R4	—	—	—	(1,874,826)
Class R5	—	—	—	(1,505,602)
Class R6	—	—	—	(45,921)
Class Y	—	—	—	(10,030,945)

Total from net realized gain on investments	—	—	—	(25,527,020)

Total distributions	(2,272,004)	(1,512,547)	(30,135,582)	(42,507,218)

Capital Share Transactions:
Sold	235,980,732	67,005,929	2,306,749,785	1,077,596,845
Issued on reinvestment of distributions	2,154,807	1,360,116	28,980,960	41,426,799
Redeemed	(221,067,999)	(105,905,795)	(1,690,284,843)	(444,278,267)

Net increase (decrease) from capital share transactions	17,067,540	(37,539,750)	645,445,902	674,745,377

Net Increase (Decrease) in Net Assets	64,045,685	(40,830,723)	1,212,778,264	601,131,029

Net Assets:
Beginning of period	194,877,643	235,708,366	2,234,857,354	1,633,726,325

End of period	$258,923,328	$194,877,643	$3,447,635,618	$2,234,857,354

Undistributed (distributions in excess of) net investment income	$1,800,548	$2,271,841	$52,357,162	$29,694,888

The accompanying notes are an integral part of these financial statements.

96

International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford International Small Company Fund		The Hartford International Value Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$3,490,702	$3,989,940	$48,100,608	$21,017,444
24,634,375	(1,799,395)	112,033,577	22,155,589
73,100,734	(21,052,087)	306,921,848	77,320,223

101,225,811	(18,861,542)	467,056,033	120,493,256

(236,889)	(282,266)	(6,539,651)	(4,579,719)
—	—	(400,761)	(146,297)
(427,460)	(615,241)	(17,271,404)	(10,502,819)
(20,523)	(16,088)	(10,052)	—
(47,470)	(32,983)	(34,376)	(17,385)
(15,741)	(3,714)	(17,041)	(4,773)
—	—	—	—
(2,344,160)	(2,114,135)	(9,199,313)	(2,895,037)

(3,092,243)	(3,064,427)	(33,472,598)	(18,146,030)

—	(382,559)	(10,199,112)	(6,461,696)
—	(5,354)	—	—
—	(85,586)	(998,813)	(820,775)
—	(405,127)	(21,394,615)	(12,644,501)
—	(52,074)	(16,572)	(23,617)
—	(37,388)	(50,247)	(44,141)
—	(2,464)	(21,715)	(21,488)
—	—	—	—
—	(940,687)	(10,537,393)	(3,227,719)

—	(1,911,239)	(43,218,467)	(23,243,937)

(3,092,243)	(4,975,666)	(76,691,065)	(41,389,967)

152,780,636	204,916,380	1,767,719,108	771,450,602
2,986,465	4,784,376	64,697,786	32,776,888
(312,008,398)	(90,104,791)	(1,003,131,852)	(641,054,606)

(156,241,297)	119,595,965	829,285,042	163,172,884

(58,107,729)	95,758,757	1,219,650,010	242,276,173

448,496,120	352,737,363	1,529,468,102	1,287,191,929

$390,388,391	$448,496,120	$2,749,118,112	$1,529,468,102

$3,744,296	$1,978,281	$66,847,038	$20,456,990

The accompanying notes are an integral part of these financial statements.

97

International/Global Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Emerging Markets Equity Fund
For the Year Ended October 31, 2017
A	$7.65	$0.15	$2.12	$2.27	$(0.07)	$—	$—	$(0.07)	$9.85	30.12%	$23,924	1.76%	1.56%		1.78%	98%
C	7.49	0.08	2.10	2.18	(0.03)	—	—	(0.03)	9.64	29.28	5,560	2.50	2.33		0.91	98
I	7.64	0.21	2.08	2.29	(0.10)	—	—	(0.10)	9.83	30.54	11,361	1.42	1.29		2.43	98
R3	7.58	0.12	2.15	2.27	—	—	—	—	9.85	29.95	197	2.11	1.82		1.41	98
R4	7.61	0.11	2.18	2.29	—	—	—	—	9.90	30.09	41	1.87	1.56		1.38	98
R5	7.59	0.09	2.20	2.29	(0.09)	—	—	(0.09)	9.79	30.66	876	1.35	1.17		0.95	98
Y	7.64	0.13	2.17	2.30	(0.11)	—	—	(0.11)	9.83	30.64	38,223	1.32	1.23		1.62	98
F(4)	7.96	0.21	1.68	1.89	—	—	—	—	9.85	23.74 (5)	1,500	1.25 (6)	1.03	(6)	3.54 (6)	98

For the Year Ended October 31, 2016
A	$7.30	$0.08	$0.50 (7)	$0.58	$(0.13)	$(0.10)	$—	$(0.23)	$7.65	8.52%	$10,848	1.94%	1.76	%(8)	1.12%	97%
C	7.15	0.03	0.49 (7)	0.52	(0.08)	(0.10)	—	(0.18)	7.49	7.69	1,520	2.61	2.51	(8)	0.46	97
I	7.30	0.10	0.51 (7)	0.61	(0.17)	(0.10)	—	(0.27)	7.64	8.94	2,665	1.42	1.36	(8)	1.52	97
R3	7.24	—	0.56 (7)	0.56	(0.12)	(0.10)	—	(0.22)	7.58	8.30	165	2.09	1.96	(8)	(0.01)	97
R4	7.28	0.01	0.57 (7)	0.58	(0.15)	(0.10)	—	(0.25)	7.61	8.44	40	1.78	1.66	(8)	0.11	97
R5	7.30	0.02	0.54 (7)	0.56	(0.17)	(0.10)	—	(0.27)	7.59	8.22	13	1.47	1.36	(8)	0.35	97
Y	7.29	0.09	0.53 (7)	0.62	(0.17)	(0.10)	—	(0.27)	7.64	9.16	65,378	1.37	1.31	(8)	1.33	97

For the Year Ended October 31, 2015
A	$9.09	$0.08	$(1.19)	$(1.11)	$(0.05)	$(0.63)	$—	$(0.68)	$7.30	(12.64)%	$8,161	1.79%	1.75%		0.94%	151%
C	8.92	0.01	(1.15)	(1.14)	—	(0.63)	—	(0.63)	7.15	(13.20)	2,211	2.50	2.50		0.14	151
I	9.09	0.11	(1.19)	(1.08)	(0.08)	(0.63)	—	(0.71)	7.30	(12.27)	2,705	1.34	1.34		1.35	151
R3	9.02	0.05	(1.17)	(1.12)	(0.03)	(0.63)	—	(0.66)	7.24	(12.84)	1,749	2.02	1.95		0.68	151
R4	9.06	0.08	(1.18)	(1.10)	(0.05)	(0.63)	—	(0.68)	7.28	(12.50)	1,640	1.71	1.65		0.99	151
R5	9.09	0.10	(1.18)	(1.08)	(0.08)	(0.63)	—	(0.71)	7.30	(12.30)	1,638	1.41	1.35		1.29	151
Y	9.08	0.10	(1.18)	(1.08)	(0.08)	(0.63)	—	(0.71)	7.29	(12.27)	163,053	1.32	1.30		1.31	151

For the Year Ended October 31, 2014
A	$9.16	$0.06	$—	$0.06	$(0.05)	$(0.08)	$—	$(0.13)	$9.09	0.70%	$11,009	1.86%	1.72%		0.64%	106%
C	9.01	(0.01)	—	(0.01)	—	(0.08)	—	(0.08)	8.92	(0.06)	2,617	2.50	2.42		(0.12)	106
I	9.15	0.10	—	0.10	(0.08)	(0.08)	—	(0.16)	9.09	1.14	3,045	1.37	1.29		1.08	106
R3	9.09	0.04	(0.01)	0.03	(0.02)	(0.08)	—	(0.10)	9.02	0.42	1,927	2.05	1.92		0.45	106
R4	9.13	0.07	(0.01)	0.06	(0.05)	(0.08)	—	(0.13)	9.06	0.71	1,850	1.75	1.62		0.76	106
R5	9.15	0.10	—	0.10	(0.08)	(0.08)	—	(0.16)	9.09	1.11	1,868	1.45	1.32		1.06	106
Y	9.15	0.10	(0.01)	0.09	(0.08)	(0.08)	—	(0.16)	9.08	1.05	180,595	1.34	1.26		1.08	106

For the Year Ended October 31, 2013
A	$8.43	$0.06	$0.67	$0.73	$—	$—	$—	$—	$9.16	8.69%	$8,141	1.83%	1.65%		0.68%	112%
C	8.34	0.01	0.66	0.67	—	—	—	—	9.01	8.03	2,712	2.43	2.29		0.06	112
I	8.45	0.10	0.67	0.77	(0.07)	—	—	(0.07)	9.15	9.14	2,290	1.35	1.21		1.11	112
R3	8.39	0.04	0.68	0.72	(0.02)	—	—	(0.02)	9.09	8.59	1,918	2.04	1.85		0.47	112
R4	8.43	0.07	0.67	0.74	(0.04)	—	—	(0.04)	9.13	8.84	1,835	1.74	1.55		0.76	112
R5	8.45	0.09	0.68	0.77	(0.07)	—	—	(0.07)	9.15	9.13	1,848	1.44	1.25		1.06	112
Y	8.46	0.11	0.67	0.78	(0.09)	—	—	(0.09)	9.15	9.28	236,487	1.34	1.20		1.25	112

The accompanying notes are an integral part of these financial statements.

98

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Environmental Opportunities Fund
For the Year Ended October 31, 2017
A	$11.53	$0.11	$2.33	$2.44	$(0.12)	$(0.21)	$—	$(0.33)	$13.64	21.76%		$4,336	1.87%		1.18%		0.87%		44%
C	11.47	0.08	2.33	2.41	(0.05)	(0.21)	—	(0.26)	13.62	21.48		1,559	2.53		1.37		0.69		44
I	11.55	0.14	2.34	2.48	(0.14)	(0.21)	—	(0.35)	13.68	22.12		19,040	1.53		0.92		1.18		44
R3	11.50	0.10	2.33	2.43	(0.09)	(0.21)	—	(0.30)	13.63	21.68		1,399	2.20		1.22		0.83		44
R4	11.52	0.12	2.32	2.44	(0.11)	(0.21)	—	(0.32)	13.64	21.84		1,404	1.90		1.11		0.94		44
R5	11.54	0.13	2.33	2.46	(0.14)	(0.21)	—	(0.35)	13.65	22.01		1,408	1.60		1.00		1.05		44
R6	11.55	0.14	2.33	2.47	(0.15)	(0.21)	—	(0.36)	13.66	22.09		1,411	1.50		0.90		1.16		44
Y	11.55	0.14	2.33	2.47	(0.15)	(0.21)	—	(0.36)	13.66	22.09		1,469	1.51		0.90		1.16		44
F(4)	11.81	0.08	1.79	1.87	—	—	—	—	13.68	15.83	(5)	6,424	1.58	(6)	0.90	(6)	0.87	(6)	44

For the Period Ended October 31, 2016
A(9)	$10.00	$0.13	$1.40	$1.53	$—	$—	$—	$—	$11.53	15.30	%(5)	$1,489	1.46	%(6)	1.17	%(6)	1.75	%(6)	25	%(5)
C(9)	10.00	0.07	1.40	1.47	—	—	—	—	11.47	14.70	(5)	1,196	2.20	(6)	1.90	(6)	0.99	(6)	25	(5)
I(9)	10.00	0.15	1.40	1.55	—	—	—	—	11.55	15.50	(5)	21,506	1.20	(6)	0.90	(6)	1.99	(6)	25	(5)
R3(9)	10.00	0.10	1.40	1.50	—	—	—	—	11.50	15.00	(5)	1,150	1.90	(6)	1.60	(6)	1.29	(6)	25	(5)
R4(9)	10.00	0.12	1.40	1.52	—	—	—	—	11.52	15.20	(5)	1,152	1.60	(6)	1.30	(6)	1.59	(6)	25	(5)
R5(9)	10.00	0.14	1.40	1.54	—	—	—	—	11.54	15.40	(5)	1,154	1.30	(6)	1.00	(6)	1.89	(6)	25	(5)
R6(9)	10.00	0.15	1.40	1.55	—	—	—	—	11.55	15.50	(5)	1,155	1.20	(6)	0.90	(6)	1.99	(6)	25	(5)
Y(9)	10.00	0.15	1.40	1.55	—	—	—	—	11.55	15.50	(5)	1,155	1.20	(6)	0.90	(6)	1.99	(6)	25	(5)

Hartford Global Capital Appreciation Fund
For the Year Ended October 31, 2017
A	$15.61	$0.12	$3.08	$3.20	$(0.12)	$—	$—	$(0.12)	$18.69	20.71%		$663,020	1.28%		1.25%		0.71%		107%
C	14.24	—	2.83	2.83	(0.01)	—	—	(0.01)	17.06	19.85		194,420	1.98		1.98		(0.02)		107
I	16.10	0.18	3.17	3.35	(0.17)	—	—	(0.17)	19.28	20.98		117,153	0.98		0.98		1.02		107
R3	15.36	0.10	3.04	3.14	(0.10)	—	—	(0.10)	18.40	20.60		24,084	1.58		1.35		0.61		107
R4	15.85	0.16	3.13	3.29	(0.16)	—	—	(0.16)	18.98	20.91		19,484	1.27		1.05		0.93		107
R5	16.19	0.18	3.19	3.37	(0.16)	—	—	(0.16)	19.40	21.03		400	1.00		0.95		1.02		107
Y	16.35	0.19	3.22	3.41	(0.18)	—	—	(0.18)	19.58	21.08		15,289	0.89		0.89		1.04		107
F(4)	17.18	0.10	2.02	2.12	—	—	—	—	19.30	12.34	(5)	39,119	0.86	(6)	0.86	(6)	0.79	(6)	107

For the Year Ended October 31, 2016
A	$16.88	$0.12	$(0.34)	$(0.22)	$(0.16)	$(0.89)	$—	$(1.05)	$15.61	(1.23)%		$642,111	1.32%		1.27	%(10)	0.77%		100%
B	15.37	(0.01)	(0.30)	(0.31)	—	(0.89)	—	(0.89)	14.17	(1.91)		5,279	2.24		2.02	(10)	(0.06)		100
C	15.50	—	(0.31)	(0.31)	(0.06)	(0.89)	—	(0.95)	14.24	(1.93)		216,714	2.01		2.01	(10)	0.03		100
I	17.38	0.16	(0.34)	(0.18)	(0.21)	(0.89)	—	(1.10)	16.10	(0.88)		107,469	0.98		0.98	(10)	1.04		100
R3	16.63	0.10	(0.33)	(0.23)	(0.15)	(0.89)	—	(1.04)	15.36	(1.29)		27,680	1.59		1.37	(10)	0.67		100
R4	17.13	0.15	(0.34)	(0.19)	(0.20)	(0.89)	—	(1.09)	15.85	(0.97)		17,291	1.28		1.07	(10)	0.98		100
R5	17.46	0.18	(0.35)	(0.17)	(0.21)	(0.89)	—	(1.10)	16.19	(0.87)		540	1.00		0.97	(10)	1.13		100
Y	17.65	0.12	(0.31)	(0.19)	(0.22)	(0.89)	—	(1.11)	16.35	(0.93)		7,536	0.88		0.88	(10)	0.69		100

For the Year Ended October 31, 2015
A	$20.10	$0.10	$(0.09)	$0.01	$(0.06)	$(3.17)	$—	$(3.23)	$16.88	0.45%		$706,024	1.26%		1.25%		0.55%		93%
B	18.65	(0.04)	(0.07)	(0.11)	—	(3.17)	—	(3.17)	15.37	(0.27)		21,276	2.13		2.00		(0.22)		93
C	18.78	(0.03)	(0.08)	(0.11)	—	(3.17)	—	(3.17)	15.50	(0.26)		262,263	1.96		1.96		(0.16)		93
I	20.59	0.16	(0.09)	0.07	(0.11)	(3.17)	—	(3.28)	17.38	0.79		113,759	0.93		0.93		0.86		93
R3	19.85	0.08	(0.09)	(0.01)	(0.04)	(3.17)	—	(3.21)	16.63	0.35		31,389	1.54		1.35		0.45		93
R4	20.35	0.13	(0.09)	0.04	(0.09)	(3.17)	—	(3.26)	17.13	0.62		14,478	1.24		1.05		0.75		93
R5	20.68	0.12	(0.06)	0.06	(0.11)	(3.17)	—	(3.28)	17.46	0.72		553	0.95		0.95		0.65		93
Y	20.86	0.18	(0.09)	0.09	(0.13)	(3.17)	—	(3.30)	17.65	0.87		194,050	0.83		0.83		0.97		93

The accompanying notes are an integral part of these financial statements.

99

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Global Capital Appreciation Fund – (continued)
For the Year Ended October 31, 2014
A	$18.87	$0.13	$1.60	$1.73$	$—	$(0.50)	$—	$(0.50)	$20.10	9.39%	$732,928	1.28%	1.25%		0.67%	144	%(11)
B	17.67	(0.02)	1.50	1.48	—	(0.50)	—	(0.50)	18.65	8.59	46,336	2.11	2.00		(0.08)	144	(11)
C	17.78	(0.01)	1.51	1.50	—	(0.50)	—	(0.50)	18.78	8.65	282,703	1.98	1.95		(0.03)	144	(11)
I	19.26	0.20	1.63	1.83	—	(0.50)	—	(0.50)	20.59	9.72	117,640	0.95	0.92		0.98	144	(11)
R3	18.66	0.11	1.58	1.69	—	(0.50)	—	(0.50)	19.85	9.27	31,735	1.57	1.35		0.57	144	(11)
R4	19.06	0.18	1.61	1.79	—	(0.50)	—	(0.50)	20.35	9.61	10,055	1.26	1.05		0.88	144	(11)
R5	19.34	0.20	1.64	1.84	—	(0.50)	—	(0.50)	20.68	9.73	1,549	0.97	0.94		0.98	144	(11)
Y	19.50	0.12	1.76	1.88	(0.02)	(0.50)	—	(0.52)	20.86	9.83	209,340	0.86	0.83		0.58	144	(11)

For the Year Ended October 31, 2013
A	$13.93	$0.07	$4.93	$5.00	$(0.06)	$—	$—	$(0.06)	$18.87	35.97%	$503,765	1.36%	1.25%		0.42%	128%
B	13.10	(0.05)	4.62	4.57	—	—	—	—	17.67	34.89	56,743	2.20	2.00		(0.32)	128
C	13.18	(0.05)	4.65	4.60	—	—	—	—	17.78	34.90	258,520	2.07	2.00		(0.33)	128
I	14.22	0.11	5.02	5.13	(0.09)	—	—	(0.09)	19.26	36.29	117,325	1.04	1.00		0.66	128
R3	13.79	0.05	4.87	4.92	(0.05)	—	—	(0.05)	18.66	35.75	30,704	1.64	1.35		0.31	128
R4	14.07	0.11	4.96	5.07	(0.08)	—	—	(0.08)	19.06	36.18	10,603	1.33	1.05		0.63	128
R5	14.28	0.12	5.04	5.16	(0.10)	—	—	(0.10)	19.34	36.36	1,242	1.05	0.95		0.74	128
Y	14.40	0.13	5.08	5.21	(0.11)	—	—	(0.11)	19.50	36.40	12,947	0.93	0.90		0.76	128

Hartford Global Equity Income Fund
For the Year Ended October 31, 2017
A	$10.73	$0.28	$1.87	$2.15	$(0.24)	$—	$—	$(0.24)	$12.64	20.29%	$115,359	1.33%	1.23%		2.39%	26%
C	10.47	0.19	1.82	2.01	(0.15)	—	—	(0.15)	12.33	19.30	12,284	2.10	1.99		1.62	26
I	10.74	0.37	1.82	2.19	(0.26)	—	—	(0.26)	12.67	20.59	11,086	1.10	0.99		3.12	26
R3	10.72	0.26	1.86	2.12	(0.21)	—	—	(0.21)	12.63	20.06	237	1.67	1.45		2.26	26
R4	10.76	0.30	1.87	2.17	(0.25)	—	—	(0.25)	12.68	20.31	127	1.40	1.15		2.57	26
R5	10.75	0.32	1.88	2.20	(0.28)	—	—	(0.28)	12.67	20.69	335	1.03	0.85		2.72	26
Y	10.63	0.33	1.85	2.18	(0.29)	—	—	(0.29)	12.52	20.72	6,169	0.93	0.80		2.83	26
F(4)	11.48	0.10	1.32	1.42	(0.24)	—	—	(0.24)	12.66	12.49 (5)	18,126	0.90 (6)	0.80	(6)	1.19 (6)	26

For the Year Ended October 31, 2016
A	$10.94	$0.26	$(0.19)	$0.07	$(0.28)	$—	$—	$(0.28)	$10.73	0.65%	$107,363	1.39%	1.27	%(12)	2.47%	28%
B	10.72	0.17	(0.18)	(0.01)	(0.19)	—	—	(0.19)	10.52	(0.09)	322	2.40	2.02	(12)	1.66	28
C	10.68	0.18	(0.18)	—	(0.21)	—	—	(0.21)	10.47	0.02	12,015	2.15	2.02	(12)	1.71	28
I	10.95	0.26	(0.16)	0.10	(0.31)	—	—	(0.31)	10.74	1.02	11,385	1.06	0.95	(12)	2.48	28
R3	10.91	0.21	(0.15)	0.06	(0.25)	—	—	(0.25)	10.72	0.48	210	1.70	1.47	(12)	1.98	28
R4	10.95	0.24	(0.16)	0.08	(0.27)	—	—	(0.27)	10.76	0.78	165	1.39	1.17	(12)	2.22	28
R5	10.97	0.28	(0.17)	0.11	(0.33)	—	—	(0.33)	10.75	1.08	201	1.03	0.87	(12)	2.63	28
Y	10.95	0.21	(0.11)	0.10	(0.42)	—	—	(0.42)	10.63	1.03	5,107	0.92	0.82	(12)	1.94	28

For the Year Ended October 31, 2015
A	$11.72	$0.22	$(0.27)	$(0.05)	$(0.22)	$(0.51)	$—	$(0.73)	$10.94	(0.37)%	$107,066	1.33%	1.25%		2.00%	19%
B	11.49	0.14	(0.27)	(0.13)	(0.13)	(0.51)	—	(0.64)	10.72	(1.13)	1,223	2.33	2.00		1.22	19
C	11.47	0.14	(0.28)	(0.14)	(0.14)	(0.51)	—	(0.65)	10.68	(1.20)	13,097	2.08	2.00		1.23	19
I	11.74	0.25	(0.28)	(0.03)	(0.25)	(0.51)	—	(0.76)	10.95	(0.15)	3,442	1.00	0.97		2.25	19
R3	11.69	0.20	(0.27)	(0.07)	(0.20)	(0.51)	—	(0.71)	10.91	(0.59)	454	1.57	1.45		1.76	19
R4	11.73	0.24	(0.28)	(0.04)	(0.23)	(0.51)	—	(0.74)	10.95	(0.28)	516	1.26	1.15		2.11	19
R5	11.75	0.26	(0.27)	(0.01)	(0.26)	(0.51)	—	(0.77)	10.97	0.02	582	0.95	0.85		2.33	19
Y	11.74	0.27	(0.28)	(0.01)	(0.27)	(0.51)	—	(0.78)	10.95	(0.02)	175,153	0.84	0.80		2.43	19

The accompanying notes are an integral part of these financial statements.

100

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Global Equity Income Fund – (continued)
For the Year Ended October 31, 2014
A	$11.96	$0.13	$0.71	$0.84	$(0.08)	$(1.00)	$—	$(1.08)	$11.72	7.66%	$75,862	1.57%	1.36%		1.08%	90%
B	11.75	0.03	0.71	0.74	—	(1.00)	—	(1.00)	11.49	6.90	2,208	2.52	2.12		0.26	90
C	11.73	0.04	0.70	0.74	—	(1.00)	—	(1.00)	11.47	6.91	10,356	2.31	2.11		0.32	90
I	12.00	0.16	0.70	0.86	(0.12)	(1.00)	—	(1.12)	11.74	7.89	1,377	1.17	1.10		1.35	90
R3	11.92	0.10	0.70	0.80	(0.03)	(1.00)	—	(1.03)	11.69	7.41	465	1.77	1.57		0.81	90
R4	11.97	0.14	0.71	0.85	(0.09)	(1.00)	—	(1.09)	11.73	7.80	508	1.45	1.26		1.19	90
R5	12.01	0.18	0.71	0.89	(0.15)	(1.00)	—	(1.15)	11.75	8.12	659	1.13	0.95		1.53	90
Y	12.00	0.18	0.72	0.90	(0.16)	(1.00)	—	(1.16)	11.74	8.22	192,326	0.87	0.80		1.54	90

For the Year Ended October 31, 2013
A	$9.50	$0.07	$2.57	$2.64	$(0.18)	$—	$—	$(0.18)	$11.96	28.25%	$59,361	1.73%	1.45%		0.65%	100%
B	9.32	(0.01)	2.53	2.52	(0.09)	—	—	(0.09)	11.75	27.22	3,057	2.66	2.20		(0.07)	100
C	9.32	(0.01)	2.53	2.52	(0.11)	—	—	(0.11)	11.73	27.27	10,041	2.43	2.20		(0.09)	100
I	9.54	0.09	2.58	2.67	(0.21)	—	—	(0.21)	12.00	28.50	1,052	1.38	1.20		0.88	100
R3	9.47	0.05	2.57	2.62	(0.17)	—	—	(0.17)	11.92	28.03	517	1.85	1.65		0.43	100
R4	9.52	0.08	2.56	2.64	(0.19)	—	—	(0.19)	11.97	28.24	436	1.54	1.35		0.75	100
R5	9.54	0.11	2.58	2.69	(0.22)	—	—	(0.22)	12.01	28.75	416	1.23	1.05		1.05	100
Y	9.53	0.10	2.60	2.70	(0.23)	—	—	(0.23)	12.00	28.84	3,975	1.14	1.00		1.02	100

Hartford International Equity Fund
For the Year Ended October 31, 2017
A	$9.37	$0.15	$2.07	$2.22	$(0.17)	$—	$—	$(0.17)	$11.42	24.17%	$15,943	1.74%	1.16%		1.43%	133%
C	9.25	0.07	2.06	2.13	(0.10)	—	—	(0.10)	11.28	23.29	4,527	2.47	1.91		0.71	133
I	9.44	0.20	2.06	2.26	(0.18)	—	—	(0.18)	11.52	24.49	14,971	1.43	0.88		1.88	133
R3	9.37	0.11	2.07	2.18	(0.18)	—	—	(0.18)	11.37	23.76	93	2.28	1.46		1.10	133
R4	9.40	0.15	2.07	2.22	(0.19)	—	—	(0.19)	11.43	24.13	740	1.75	1.17		1.39	133
R5	9.38	0.21	1.75	1.96	(1.25)	—	—	(1.25)	10.09	24.50	397	1.38	0.85		2.28	133
Y	9.44	0.18	2.09	2.27	(0.20)	—	—	(0.20)	11.51	24.67	11,822	1.31	0.78		1.76	133
F(4)	9.65	0.08	1.80	1.88	—	—	—	—	11.53	19.48 (5)	1,739	1.26 (6)	0.66	(6)	1.01 (6)	133

For the Year Ended October 31, 2016
A	$9.40	$0.14	$0.06	$0.20	$(0.10)	$(0.13)	$—	$(0.23)	$9.37	2.29%	$10,519	1.99%	1.20	%(13)	1.52%	95%
B	9.35	0.01	0.11	0.12	(0.03)	(0.13)	—	(0.16)	9.31	1.37	120	2.71	1.95	(13)	0.17	95
C	9.29	0.07	0.06	0.13	(0.04)	(0.13)	—	(0.17)	9.25	1.46	2,583	2.73	1.95	(13)	0.80	95
I	9.47	0.16	0.07	0.23	(0.13)	(0.13)	—	(0.26)	9.44	2.55	5,109	1.63	0.90	(13)	1.82	95
R3	9.41	0.05	0.13	0.18	(0.09)	(0.13)	—	(0.22)	9.37	2.02	110	2.26	1.50	(13)	0.57	95
R4	9.44	0.07	0.13	0.20	(0.11)	(0.13)	—	(0.24)	9.40	2.24	251	1.94	1.20	(13)	0.80	95
R5	9.47	0.07	0.11	0.18	(0.14)	(0.13)	—	(0.27)	9.38	2.01	11	1.61	0.90	(13)	0.79	95
Y	9.47	0.18	0.07	0.25	(0.15)	(0.13)	—	(0.28)	9.44	2.73	10,857	1.51	0.80	(13)	1.96	95

For the Year Ended October 31, 2015
A	$9.92	$0.07	$(0.26)	$(0.19)	$(0.08)	$(0.25)	$—	$(0.33)	$9.40	(1.76)%	$12,648	1.84%	1.39%		0.77%	125%
B	9.84	—	(0.24)	(0.24)	—	(0.25)	—	(0.25)	9.35	(2.34)	821	2.49	2.13		0.02	125
C	9.80	0.01	(0.25)	(0.24)	(0.02)	(0.25)	—	(0.27)	9.29	(2.39)	2,859	2.57	2.14		0.08	125
I	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	—	(0.37)	9.47	(1.30)	4,554	1.45	1.07		1.13	125
R3	9.91	0.05	(0.24)	(0.19)	(0.06)	(0.25)	—	(0.31)	9.41	(1.84)	1,226	2.09	1.62		0.55	125
R4	9.95	0.08	(0.25)	(0.17)	(0.09)	(0.25)	—	(0.34)	9.44	(1.62)	1,149	1.78	1.32		0.85	125
R5	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	—	(0.37)	9.47	(1.30)	1,057	1.47	1.02		1.15	125
Y	9.98	0.12	(0.26)	(0.14)	(0.12)	(0.25)	—	(0.37)	9.47	(1.25)	10,625	1.37	0.96		1.21	125

The accompanying notes are an integral part of these financial statements.

101

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Equity Fund – (continued)
For the Year Ended October 31, 2014
A	$9.91	$0.06	$0.03	$0.09	$(0.08)	$—	$—	$(0.08)	$9.92	0.89%	$10,810	1.84%	1.44%		0.57%	69%
B	9.84	(0.02)	0.03	0.01	(0.01)	—	—	(0.01)	9.84	0.10	908	2.53	2.13		(0.18)	69
C	9.81	(0.03)	0.04	0.01	(0.02)	—	—	(0.02)	9.80	0.06	1,910	2.59	2.19		(0.26)	69
I	9.97	0.10	0.02	0.12	(0.11)	—	—	(0.11)	9.98	1.19	1,835	1.44	1.04		1.03	69
R3	9.91	0.05	0.01	0.06	(0.06)	—	—	(0.06)	9.91	0.54	1,258	2.12	1.65		0.44	69
R4	9.94	0.08	0.01	0.09	(0.08)	—	—	(0.08)	9.95	0.90	1,151	1.81	1.35		0.74	69
R5	9.97	0.11	0.01	0.12	(0.11)	—	—	(0.11)	9.98	1.18	1,071	1.50	1.05		1.04	69
Y	9.97	0.11	0.01	0.12	(0.11)	—	—	(0.11)	9.98	1.22	10,756	1.40	1.00		1.09	69

For the Year Ended October 31, 2013
A	$8.31	$0.10	$1.66	$1.76	$(0.16)	$—	$—	$(0.16)	$9.91	21.43%	$12,351	1.95%	1.41%		1.12%	106%
B	8.25	0.04	1.65	1.69	(0.10)	—	—	(0.10)	9.84	20.63	1,404	2.64	2.11		0.44	106
C	8.23	0.04	1.64	1.68	(0.10)	—	—	(0.10)	9.81	20.64	2,514	2.68	2.15		0.39	106
I	8.36	0.14	1.66	1.80	(0.19)	—	—	(0.19)	9.97	21.90	1,467	1.56	1.03		1.50	106
R3	8.31	0.08	1.66	1.74	(0.14)	—	—	(0.14)	9.91	21.22	1,225	2.25	1.65		0.91	106
R4	8.33	0.11	1.67	1.78	(0.17)	—	—	(0.17)	9.94	21.62	1,122	1.94	1.35		1.21	106
R5	8.35	0.14	1.67	1.81	(0.19)	—	—	(0.19)	9.97	22.02	1,059	1.63	1.05		1.50	106
Y	8.36	0.14	1.66	1.80	(0.19)	—	—	(0.19)	9.97	21.93	10,623	1.53	1.00		1.55	106

The Hartford International Growth Fund
For the Year Ended October 31, 2017
A	$12.24	$0.09	$3.02	$3.11	$(0.14)	$—	$—	$(0.14)	$15.21	25.79%	$124,332	1.48%	1.30%		0.71%	82%
C	11.26	(0.01)	2.79	2.78	(0.05)	—	—	(0.05)	13.99	24.88	15,539	2.21	2.05		(0.06)	82
I	12.16	0.15	2.96	3.11	(0.18)	—	—	(0.18)	15.09	26.05	26,644	1.34	1.00		1.18	82
R3	12.33	0.06	3.05	3.11	(0.08)	—	—	(0.08)	15.36	25.48	649	1.81	1.60		0.45	82
R4	12.55	0.10	3.09	3.19	(0.15)	—	—	(0.15)	15.59	25.75	11,579	1.39	1.30		0.75	82
R5	12.67	0.13	3.12	3.25	(0.18)	—	—	(0.18)	15.74	26.23	7,184	1.10	1.00		0.93	82
Y	12.71	0.11	3.16	3.27	(0.19)	—	—	(0.19)	15.79	26.20	11,865	1.01	0.95		0.81	82
F(4)	12.18	0.06	2.87	2.93	—	—	—	—	15.11	24.06 (5)	61,131	0.99 (6)	0.90	(6)	0.65 (6)	82

For the Year Ended October 31, 2016
A	$12.38	$0.13	$(0.19)	$(0.06)	$(0.08)	$—	$—	$(0.08)	$12.24	(0.39)%	$109,049	1.56%	1.32	%(14)	1.07%	89%
B	11.41	0.02	(0.16)	(0.14)	—	—	—	—	11.27	(1.23)	911	2.69	2.07	(14)	0.19	89
C	11.40	0.03	(0.16)	(0.13)	(0.01)	—	—	(0.01)	11.26	(1.22)	14,706	2.27	2.07	(14)	0.30	89
I	12.30	0.17	(0.18)	(0.01)	(0.13)	—	—	(0.13)	12.16	(0.12)	35,437	1.19	1.02	(14)	1.39	89
R3	12.50	0.10	(0.20)	(0.10)	(0.07)	—	—	(0.07)	12.33	(0.78)	1,027	1.79	1.62	(14)	0.81	89
R4	12.72	0.15	(0.20)	(0.05)	(0.12)	—	—	(0.12)	12.55	(0.45)	10,542	1.43	1.32	(14)	1.18	89
R5	12.82	0.17	(0.19)	(0.02)	(0.13)	—	—	(0.13)	12.67	(0.17)	5,925	1.13	1.02	(14)	1.39	89
Y	12.86	0.16	(0.17)	(0.01)	(0.14)	—	—	(0.14)	12.71	(0.09)	17,282	1.03	0.97	(14)	1.25	89

For the Year Ended October 31, 2015
A	$12.56	$0.08	$(0.24)	$(0.16)	$(0.02)	$—	$—	$(0.02)	$12.38	(1.31)%	$119,554	1.51%	1.43%		0.65%	121%
B	11.65	(0.03)	(0.21)	(0.24)	—	—	—	—	11.41	(2.06)	2,379	2.63	2.20		(0.24)	121
C	11.63	—	(0.23)	(0.23)	—	—	—	—	11.40	(1.98)	18,454	2.22	2.14		(0.04)	121
I	12.51	0.16	(0.28)	(0.12)	(0.09)	—	—	(0.09)	12.30	(0.98)	42,404	1.09	1.03		1.27	121
R3	12.68	0.08	(0.26)	(0.18)	—	—	—	—	12.50	(1.42)	1,152	1.75	1.60		0.59	121
R4	12.92	0.11	(0.25)	(0.14)	(0.06)	—	—	(0.06)	12.72	(1.09)	6,280	1.39	1.30		0.84	121
R5	13.01	0.18	(0.28)	(0.10)	(0.09)	—	—	(0.09)	12.82	(0.83)	5,915	1.08	1.00		1.33	121
Y	13.06	0.14	(0.25)	(0.11)	(0.09)	—	—	(0.09)	12.86	(0.79)	39,569	0.97	0.95		1.09	121

The accompanying notes are an integral part of these financial statements.

102

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Growth Fund – (continued)
For the Year Ended October 31, 2014
A	$12.10	$0.07	$0.48	$0.55	$(0.09)	$—	$—	$(0.09)	$12.56	4.52%	$97,732	1.58%	1.50%	0.55%	84%
B	11.23	(0.03)	0.45	0.42	—	—	—	—	11.65	3.74	4,384	2.64	2.25	(0.25)	84
C	11.22	(0.02)	0.43	0.41	—	—	—	—	11.63	3.65	12,978	2.30	2.24	(0.19)	84
I	12.04	0.12	0.47	0.59	(0.12)	—	—	(0.12)	12.51	4.94	6,748	1.18	1.12	0.92	84
R3	12.19	0.06	0.48	0.54	(0.05)	—	—	(0.05)	12.68	4.40	458	1.83	1.60	0.48	84
R4	12.45	0.10	0.48	0.58	(0.11)	—	—	(0.11)	12.92	4.68	1,293	1.44	1.30	0.77	84
R5	12.53	0.13	0.49	0.62	(0.14)	—	—	(0.14)	13.01	4.99	182	1.13	1.00	1.03	84
Y	12.57	0.11	0.53	0.64	(0.15)	—	—	(0.15)	13.06	5.10	38,538	1.01	0.95	0.87	84

For the Year Ended October 31, 2013
A	$9.75	$0.10	$2.34	$2.44	$(0.09)	$—	$—	$(0.09)	$12.10	25.15%	$93,051	1.65%	1.50%	0.88%	99%
B	9.04	0.02	2.17	2.19	—	—	—	—	11.23	24.27	6,816	2.66	2.25	0.16	99
C	9.04	0.01	2.19	2.20	(0.02)	—	—	(0.02)	11.22	24.32	13,213	2.35	2.25	0.14	99
I	9.70	0.14	2.32	2.46	(0.12)	—	—	(0.12)	12.04	25.58	5,549	1.24	1.16	1.25	99
R3	9.82	0.09	2.36	2.45	(0.08)	—	—	(0.08)	12.19	25.03	485	1.83	1.60	0.81	99
R4	10.03	0.12	2.41	2.53	(0.11)	—	—	(0.11)	12.45	25.42	905	1.45	1.30	1.08	99
R5	10.09	0.16	2.42	2.58	(0.14)	—	—	(0.14)	12.53	25.83	152	1.15	1.00	1.37	99
Y	10.12	0.16	2.44	2.60	(0.15)	—	—	(0.15)	12.57	25.91	3,524	1.02	0.95	1.41	99

The Hartford International Opportunities Fund
For the Year Ended October 31, 2017
A	$14.36	$0.18	$3.10	$3.28	$(0.15)	$—	$—	$(0.15)	$17.49	23.07%	$571,753	1.14%	1.14%	1.11%	102%
C	12.61	0.05	2.73	2.78	(0.06)	—	—	(0.06)	15.33	22.13	67,778	1.88	1.88	0.37	102
I	14.31	0.24	3.07	3.31	(0.21)	—	—	(0.21)	17.41	23.36	428,563	0.89	0.89	1.54	102
R3	14.58	0.14	3.14	3.28	(0.13)	—	—	(0.13)	17.73	22.69	69,884	1.42	1.42	0.87	102
R4	14.84	0.19	3.20	3.39	(0.17)	—	—	(0.17)	18.06	23.07	192,812	1.12	1.12	1.17	102
R5	14.98	0.25	3.22	3.47	(0.21)	—	—	(0.21)	18.24	23.47	240,029	0.82	0.82	1.52	102
R6	15.06	0.29	3.21	3.50	(0.22)	—	—	(0.22)	18.34	23.59	218,688	0.71	0.71	1.70	102
Y	15.07	0.24	3.25	3.49	(0.22)	—	—	(0.22)	18.34	23.51	1,131,809	0.74	0.74	1.49	102
F(4)	14.79	0.20	2.44	2.64	—	—	—	—	17.43	17.85 (5)	526,321	0.71 (6)	0.71 (6)	1.75 (6)	102

For the Year Ended October 31, 2016
A	$15.11	$0.18	$(0.59)	$(0.41)	$(0.11)	$(0.23)	$—	$(0.34)	$14.36	(2.68)%	$483,835	1.20%	1.20%	1.27%	82%
B	13.69	0.03	(0.52)	(0.49)	—	(0.23)	—	(0.23)	12.97	(3.52)	1,354	2.39	2.04	0.26	82
C	13.32	0.07	(0.53)	(0.46)	(0.02)	(0.23)	—	(0.25)	12.61	(3.38)	54,507	1.93	1.93	0.52	82
I	15.07	0.23	(0.60)	(0.37)	(0.16)	(0.23)	—	(0.39)	14.31	(2.34)	271,707	0.88	0.88	1.65	82
R3	15.33	0.15	(0.60)	(0.45)	(0.07)	(0.23)	—	(0.30)	14.58	(2.88)	58,367	1.45	1.45	1.02	82
R4	15.59	0.19	(0.60)	(0.41)	(0.11)	(0.23)	—	(0.34)	14.84	(2.58)	139,731	1.14	1.14	1.32	82
R5	15.74	0.24	(0.61)	(0.37)	(0.16)	(0.23)	—	(0.39)	14.98	(2.33)	101,936	0.84	0.84	1.64	82
R6	15.82	0.28	(0.64)	(0.36)	(0.17)	(0.23)	—	(0.40)	15.06	(2.23)	29,571	0.74	0.74	1.87	82
Y	15.82	0.27	(0.62)	(0.35)	(0.17)	(0.23)	—	(0.40)	15.07	(2.16)	1,093,849	0.74	0.74	1.80	82

The accompanying notes are an integral part of these financial statements.

103

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Opportunities Fund – (continued)
For the Year Ended October 31, 2015
A	$16.96	$0.15	$0.04	$0.19	$(0.17)	$(1.87)	$—	$(2.04)	$15.11	1.59%	$545,253	1.19%	1.19%	0.99%	78%
B	15.52	0.01	0.05	0.06	(0.02)	(1.87)	—	(1.89)	13.69	0.79	4,594	2.30	2.03	0.07	78
C	15.20	0.03	0.04	0.07	(0.08)	(1.87)	—	(1.95)	13.32	0.90	60,015	1.92	1.92	0.23	78
I	16.91	0.20	0.05	0.25	(0.22)	(1.87)	—	(2.09)	15.07	2.03	102,836	0.84	0.84	1.27	78
R3	17.18	0.12	0.04	0.16	(0.14)	(1.87)	—	(2.01)	15.33	1.36	48,652	1.44	1.44	0.75	78
R4	17.43	0.16	0.05	0.21	(0.18)	(1.87)	—	(2.05)	15.59	1.68	122,311	1.14	1.14	1.03	78
R5	17.58	0.21	0.04	0.25	(0.22)	(1.87)	—	(2.09)	15.74	1.94	98,671	0.84	0.84	1.32	78
R6(15)	17.42	0.07	0.43	0.50	(0.23)	(1.87)	—	(2.10)	15.82	3.44 (5)	2,984	0.85 (6)	0.85 (6)	0.46 (6)	78
Y	17.66	0.23	0.03	0.26	(0.23)	(1.87)	—	(2.10)	15.82	2.03	648,411	0.74	0.74	1.42	78

For the Year Ended October 31, 2014
A	$17.46	$0.14	$0.11	$0.25	$(0.20)	$(0.55)	$—	$(0.75)	$16.96	1.45%	$465,854	1.20%	1.20%	0.80%	104%
B	16.04	(0.01)	0.10	0.09	(0.06)	(0.55)	—	(0.61)	15.52	0.58	6,825	2.30	2.04	(0.07)	104
C	15.76	0.01	0.09	0.10	(0.11)	(0.55)	—	(0.66)	15.20	0.68	55,122	1.93	1.93	0.07	104
I	17.41	0.20	0.10	0.30	(0.25)	(0.55)	—	(0.80)	16.91	1.76	99,430	0.84	0.84	1.15	104
R3	17.69	0.09	0.11	0.20	(0.16)	(0.55)	—	(0.71)	17.18	1.19	40,827	1.44	1.44	0.54	104
R4	17.93	0.15	0.11	0.26	(0.21)	(0.55)	—	(0.76)	17.43	1.47	104,977	1.14	1.14	0.83	104
R5	18.06	0.21	0.11	0.32	(0.25)	(0.55)	—	(0.80)	17.58	1.83	85,424	0.84	0.84	1.16	104
Y	18.14	0.25	0.09	0.34	(0.27)	(0.55)	—	(0.82)	17.66	1.90	581,030	0.74	0.74	1.38	104

For the Year Ended October 31, 2013
A	$14.49	$0.22	$2.92	$3.14	$(0.17)	$—	$—	$(0.17)	$17.46	21.87%	$394,928	1.26%	1.26%	1.36%	107%
B	13.32	0.08	2.69	2.77	(0.05)	—	—	(0.05)	16.04	20.89	8,960	2.35	2.05	0.56	107
C	13.10	0.09	2.65	2.74	(0.08)	—	—	(0.08)	15.76	20.99	43,495	1.98	1.98	0.66	107
I	14.45	0.28	2.91	3.19	(0.23)	—	—	(0.23)	17.41	22.30	61,280	0.90	0.90	1.77	107
R3	14.70	0.19	2.96	3.15	(0.16)	—	—	(0.16)	17.69	21.63	33,633	1.46	1.46	1.20	107
R4	14.89	0.25	3.00	3.25	(0.21)	—	—	(0.21)	17.93	22.02	86,150	1.15	1.15	1.51	107
R5	14.98	0.29	3.02	3.31	(0.23)	—	—	(0.23)	18.06	22.37	69,712	0.85	0.85	1.79	107
Y	15.04	0.32	3.03	3.35	(0.25)	—	—	(0.25)	18.14	22.51	770,427	0.75	0.75	1.97	107

The Hartford International Small Company Fund
For the Year Ended October 31, 2017
A	$13.61	$0.09	$3.87	$3.96	$(0.06)	$—	$—	$(0.06)	$17.51	29.29%	$63,826	1.43%	1.43%	0.59%	36%
C	12.32	(0.02)	3.50	3.48	—	—	—	—	15.80	28.25	11,541	2.18	2.17	(0.15)	36
I	13.53	0.15	3.84	3.99	(0.11)	—	—	(0.11)	17.41	29.76	61,910	1.05	1.05	0.97	36
R3	13.69	0.06	3.89	3.95	(0.03)	—	—	(0.03)	17.61	28.95	9,709	1.69	1.65	0.37	36
R4	13.77	0.11	3.90	4.01	(0.08)	—	—	(0.08)	17.70	29.35	8,412	1.39	1.35	0.71	36
R5	13.86	0.15	3.93	4.08	(0.12)	—	—	(0.12)	17.82	29.75	2,241	1.09	1.05	0.99	36
Y	13.88	0.14	3.94	4.08	(0.13)	—	—	(0.13)	17.83	29.72	157,763	1.00	1.00	0.91	36
F(4)	14.12	0.13	3.17	3.30	—	—	—	—	17.42	23.37 (5)	74,987	0.98 (6)	0.98 (6)	1.24 (6)	36

The accompanying notes are an integral part of these financial statements.

104

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Small Company Fund – (continued)
For the Year Ended October 31, 2016
A	$14.49	$0.07	$(0.83)	$(0.76)	$(0.05)	$(0.07)	$—	$(0.12)	$13.61	(5.31)%	$61,507	1.47%	1.47	%(16)	0.48%	43%
B	13.56	(0.07)	(0.75)	(0.82)	—	(0.07)	—	(0.07)	12.67	(6.05)	318	2.70	2.29	(16)	(0.53)	43
C	13.18	(0.03)	(0.76)	(0.79)	—	(0.07)	—	(0.07)	12.32	(5.99)	11,202	2.21	2.21	(16)	(0.27)	43
I	14.41	0.11	(0.81)	(0.70)	(0.11)	(0.07)	—	(0.18)	13.53	(4.90)	66,525	1.11	1.11	(16)	0.83	43
R3	14.58	0.04	(0.84)	(0.80)	(0.02)	(0.07)	—	(0.09)	13.69	(5.47)	8,954	1.69	1.66	(16)	0.32	43
R4	14.66	0.09	(0.85)	(0.76)	(0.06)	(0.07)	—	(0.13)	13.77	(5.17)	7,619	1.39	1.36	(16)	0.66	43
R5	14.76	0.21	(0.93)	(0.72)	(0.11)	(0.07)	—	(0.18)	13.86	(4.92)	1,975	1.10	1.06	(16)	1.51	43
Y	14.76	0.15	(0.84)	(0.69)	(0.12)	(0.07)	—	(0.19)	13.88	(4.73)	290,395	0.99	0.99	(16)	1.09	43

For the Year Ended October 31, 2015
A	$16.85	$0.04	$0.85	$0.89	$(0.24)	$(3.01)	$—	$(3.25)	$14.49	7.24%	$74,087	1.47%	1.47%		0.27%	55%
B	15.88	(0.07)	0.83	0.76	(0.07)	(3.01)	—	(3.08)	13.56	6.64	1,072	2.58	2.16		(0.53)	55
C	15.61	(0.06)	0.78	0.72	(0.14)	(3.01)	—	(3.15)	13.18	6.56	15,623	2.19	2.19		(0.47)	55
I	16.76	0.11	0.83	0.94	(0.28)	(3.01)	—	(3.29)	14.41	7.68	77,563	1.09	1.09		0.76	55
R3	16.94	0.01	0.87	0.88	(0.23)	(3.01)	—	(3.24)	14.58	7.12	10,022	1.69	1.65		0.10	55
R4	17.02	0.06	0.87	0.93	(0.28)	(3.01)	—	(3.29)	14.66	7.43	7,413	1.39	1.35		0.42	55
R5	17.11	0.11	0.86	0.97	(0.31)	(3.01)	—	(3.32)	14.76	7.69	476	1.12	1.05		0.75	55
Y	17.12	0.12	0.85	0.97	(0.32)	(3.01)	—	(3.33)	14.76	7.72	166,480	0.99	0.99		0.82	55

For the Year Ended October 31, 2014
A	$17.46	$0.07	$(0.65)	$(0.58)	$(0.03)	$—	$—	$(0.03)	$16.85	(3.33)%	$69,074	1.49%	1.49%		0.37%	66%
B	16.57	(0.10)	(0.59)	(0.69)	—	—	—	—	15.88	(4.16)	2,524	2.52	2.29		(0.58)	66
C	16.27	(0.05)	(0.61)	(0.66)	—	—	—	—	15.61	(4.06)	16,752	2.19	2.19		(0.32)	66
I	17.39	0.15	(0.68)	(0.53)	(0.10)	—	—	(0.10)	16.76	(3.08)	37,503	1.19	1.19		0.86	66
R3	17.58	0.04	(0.66)	(0.62)	(0.02)	—	—	(0.02)	16.94	(3.54)	9,399	1.70	1.65		0.20	66
R4	17.65	0.09	(0.65)	(0.56)	(0.07)	—	—	(0.07)	17.02	(3.22)	6,754	1.40	1.35		0.50	66
R5	17.72	0.13	(0.64)	(0.51)	(0.10)	—	—	(0.10)	17.11	(2.90)	343	1.10	1.05		0.70	66
Y	17.73	0.15	(0.65)	(0.50)	(0.11)	—	—	(0.11)	17.12	(2.88)	116,958	0.99	0.99		0.84	66

For the Year Ended October 31, 2013
A	$13.14	$0.05	$4.51	$4.56	$(0.24)	$—	$—	$(0.24)	$17.46	35.16%	$63,926	1.54%	1.54%		0.34%	78%
B	12.47	(0.06)	4.28	4.22	(0.12)	—	—	(0.12)	16.57	34.12	4,504	2.55	2.29		(0.43)	78
C	12.26	(0.05)	4.20	4.15	(0.14)	—	—	(0.14)	16.27	34.19	11,936	2.28	2.28		(0.39)	78
I	13.09	0.10	4.49	4.59	(0.29)	—	—	(0.29)	17.39	35.66	5,546	1.11	1.11		0.64	78
R3	13.24	0.04	4.53	4.57	(0.23)	—	—	(0.23)	17.58	35.02	7,319	1.69	1.65		0.24	78
R4	13.29	0.08	4.55	4.63	(0.27)	—	—	(0.27)	17.65	35.44	3,662	1.39	1.35		0.53	78
R5	13.34	0.14	4.54	4.68	(0.30)	—	—	(0.30)	17.72	35.74	622	1.11	1.05		0.93	78
Y	13.34	0.14	4.56	4.70	(0.31)	—	—	(0.31)	17.73	35.86	216,574	0.99	0.99		0.94	78

The accompanying notes are an integral part of these financial statements.

105

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Value Fund
For the Year Ended October 31, 2017
A	$15.02	$0.28	$3.28	$3.56	$(0.27)	$(0.44)	$—	$(0.71)	$17.87	24.76%	$379,165	1.32%	1.32%		1.77%	26%
C	14.80	0.18	3.24	3.42	(0.17)	(0.44)	—	(0.61)	17.61	24.01	34,949	1.93	1.93		1.14	26
I	15.19	0.40	3.26	3.66	(0.34)	(0.44)	—	(0.78)	18.07	25.21	1,196,683	0.93	0.93		2.43	26
R3	15.14	0.25	3.30	3.55	(0.26)	(0.44)	—	(0.70)	17.99	24.46	933	1.57	1.57		1.51	26
R4	15.12	0.31	3.28	3.59	(0.29)	(0.44)	—	(0.73)	17.98	24.83	1,758	1.25	1.25		1.91	26
R5	15.24	0.46	3.21	3.67	(0.34)	(0.44)	—	(0.78)	18.13	25.18	21,727	0.93	0.93		2.65	26
Y	15.48	0.40	3.34	3.74	(0.35)	(0.44)	—	(0.79)	18.43	25.29	736,027	0.86	0.86		2.37	26
F(4)	15.50	0.31	2.28	2.59	—	—	—	—	18.09	16.71 (5)	377,877	0.83 (6)	0.83	(6)	2.61 (6)	26

For the Year Ended October 31, 2016
A	$14.31	$0.19	$0.96	$1.15	$(0.18)	$(0.26)	$—	$(0.44)	$15.02	8.38%	$445,154	1.35%	1.35	%(17)	1.40%	32%
C	14.06	0.09	0.96	1.05	(0.05)	(0.26)	—	(0.31)	14.80	7.70	34,860	2.00	2.00	(17)	0.70	32
I	14.45	0.24	0.98	1.22	(0.22)	(0.26)	—	(0.48)	15.19	8.84	685,403	0.98	0.98	(17)	1.74	32
R3	14.28	0.12	1.00	1.12	—	(0.26)	—	(0.26)	15.14	8.08	545	1.61	1.61	(17)	0.85	32
R4	14.36	0.19	0.98	1.17	(0.15)	(0.26)	—	(0.41)	15.12	8.48	1,679	1.30	1.30	(17)	1.36	32
R5	14.46	0.23	0.99	1.22	(0.18)	(0.26)	—	(0.44)	15.24	8.83	708	1.00	1.00	(17)	1.67	32
Y	14.72	0.27	0.98	1.25	(0.23)	(0.26)	—	(0.49)	15.48	8.90	361,119	0.89	0.89	(17)	1.88	32

For the Year Ended October 31, 2015
A	$14.37	$0.16	$(0.15)	$0.01	$(0.07)	$—	$—	$(0.07)	$14.31	0.08%	$376,993	1.35%	1.35%		1.11%	23%
C	14.16	0.03	(0.11)	(0.08)	(0.02)	—	—	(0.02)	14.06	(0.56)	47,089	2.01	2.01		0.24	23
I	14.49	0.18	(0.12)	0.06	(0.10)	—	—	(0.10)	14.45	0.45	679,114	0.98	0.98		1.24	23
R3	14.33	0.10	(0.12)	(0.02)	(0.03)	—	—	(0.03)	14.28	(0.15)	1,279	1.60	1.60		0.68	23
R4	14.42	0.16	(0.15)	0.01	(0.07)	—	—	(0.07)	14.36	0.08	2,431	1.30	1.30		1.08	23
R5	14.50	0.19	(0.13)	0.06	(0.10)	—	—	(0.10)	14.46	0.40	1,183	0.99	0.99		1.25	23
Y	14.75	0.21	(0.13)	0.08	(0.11)	—	—	(0.11)	14.72	0.55	179,103	0.90	0.90		1.41	23

For the Year Ended October 31, 2014
A	$14.22	$0.14	$0.01	$0.15	$—	$—	$—	$—	$14.37	1.05%	$116,268	1.37%	1.36%		0.94%	31%
C	14.11	0.03	0.02	0.05	—	—	—	—	14.16	0.35	52,779	2.05	2.04		0.19	31
I	14.29	0.18	0.02	0.20	—	—	—	—	14.49	1.40	515,604	1.02	1.01		1.20	31
R3	14.22	0.10	0.01	0.11	—	—	—	—	14.33	0.77	1,223	1.70	1.60		0.66	31
R4	14.26	0.15	0.01	0.16	—	—	—	—	14.42	1.12	1,111	1.39	1.30		0.96	31
R5	14.30	0.21	(0.01)	0.20	—	—	—	—	14.50	1.40	1,185	1.08	1.00		1.37	31
Y	14.54	0.19	0.02	0.21	—	—	—	—	14.75	1.44	47,264	0.96	0.95		1.26	31

For the Year Ended October 31, 2013
A	$11.83	$0.21	$3.22	$3.43	$(0.94)	$—	$(0.10)	$(1.04)	$14.22	30.95%	$13,315	1.91%	1.40%		1.67%	253%
C	11.75	0.12	3.20	3.32	(0.87)	—	(0.09)	(0.96)	14.11	30.00	2,604	2.57	2.11		0.91	253
I	11.89	0.25	3.24	3.49	(0.98)	—	(0.11)	(1.09)	14.29	31.36	2,558	1.48	1.02		1.93	253
R3	11.83	0.21	3.20	3.41	(0.92)	—	(0.10)	(1.02)	14.22	30.67	823	2.17	1.60		1.63	253
R4	11.86	0.24	3.21	3.45	(0.95)	—	(0.10)	(1.05)	14.26	31.06	801	1.86	1.30		1.93	253
R5	11.89	0.28	3.22	3.50	(0.98)	—	(0.11)	(1.09)	14.30	31.44	809	1.56	1.00		2.23	253
Y	11.91	0.23	3.50	3.73	(0.99)	—	(0.11)	(1.10)	14.54	33.53	10,725	1.27	0.81		1.86	253

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

106

International/Global Equity Funds

Financial Highlights – (continued)

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on February 28, 2017.
(5)	Not annualized.
(6)	Annualized.
(7)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(8)	Excluding the expenses not subject to cap, the ratios would have been 1.75%, 2.50%, 1.35%, 1.95%, 1.65%, 1.35% and 1.30% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(9)	Commenced operations on February 29, 2016
(10)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.99%, 0.96%, 1.35%, 1.05%, 0.95% and 0.86% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(11)	During the year ended October 31, 2014, the Fund incurred $165.7 million in sales of securities held associated with the transition of assets from The Hartford Global Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(12)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 2.00%, 0.93%, 1.45%, 1.15%, 0.85% and 0.80% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(13)	Excluding the expenses not subject to cap, the ratios would have been 1.19%, 1.94%, 1.94%, 0.89%, 1.49%, 1.19%, 0.89% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(14)	Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 1.00%, 1.60%, 1.30%, 1.00% and 0.95% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(15)	Commenced operations on November 7, 2014.
(16)	Excluding the expenses not subject to cap, the ratios would have been 1.46%, 2.28%, 2.20%, 1.10%, 1.65%, 1.35%, 1.05% and 0.98% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(17)	Excluding the expenses not subject to cap, the ratios would have been 1.34%, 1.99%, 0.97%, 1.60%, 1.29%, 0.99%, and 0.88% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

107

International/Global Equity Funds

Notes to Financial Statements

October 31, 2017

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty-three series, as of October 31, 2017. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”)

Hartford Environmental Opportunities Fund (the “Environmental Opportunities Fund”)

Hartford Global Capital Appreciation Fund (the “Global Capital Appreciation Fund”)

Hartford Global Equity Income Fund (the “Global Equity Income Fund”)

Hartford International Equity Fund (the “International Equity Fund”)

The Hartford International Growth Fund (the “International Growth Fund”)

The Hartford International Opportunities Fund (the “International Opportunities Fund”)

The Hartford International Small Company Fund (the “International Small Company Fund”)

The Hartford International Value Fund (the “International Value Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. As of October 31, 2017, Class T shares have not commenced operations. Both Environmental Opportunities Fund and International Opportunities Fund have registered for sale Class R6 shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class T shares of each Fund have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes I, R3, R4, R5, R6, Y and F shares are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Any remaining Class B shares converted to Class A shares on September 19, 2017. Class B shares are no longer offered for sale. Class B shares were sold with a contingent deferred sales charge which was assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declined from 5.00% to zero, depending on the period of time the shares were held.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith

108

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

under policies and procedures established by and under the supervision of the Board of Directors of the Company. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s

109

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors of the Company. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

110

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year except the Global Equity Income Fund pays dividends from net investment income quarterly.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2017.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and

111

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2017, Emerging Markets Equity Fund, Global Capital Appreciation Fund, Global Equity Income Fund, International Equity Fund, International Growth Fund, International Opportunities Fund and International Value Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2017, Emerging Markets Equity Fund and International Value Fund had engaged in Futures Contracts.

c)	Additional Derivative Instrument Information:

Emerging Markets Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$31,329	$—	$—	$31,329

Total	$—	$—	$—	$31,329	$—	$—	$31,329

112

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$378,920	$—	$—	$378,920
Net realized gain (loss) on foreign currency contracts	—	(487)	—	—	—	—	(487)

Total	$—	$(487)	$—	$378,920	$—	$—	$378,433

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$39,118	$—	$—	$39,118

Total	$—	$—	$—	$39,118	$—	$—	$39,118

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	25
Foreign Currency Contracts Purchased at Contract Amount	$111,462

Global Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$192,646	$—	$—	$—	$—	$192,646

Total	$—	$192,646	$—	$—	$—	$—	$192,646

Global Capital Appreciation Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$499,791	$—	$—	$—	$—	$499,791

Total	$—	$499,791	$—	$—	$—	$—	$499,791

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(339,055)	$—	$—	$—	$—	$(339,055)

Total	$—	$(339,055)	$—	$—	$—	$—	$(339,055)

113

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$15,490,353
Foreign Currency Contracts Sold at Contract Amount	$16,793,883

Global Equity Income Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$154,657	$—	$—	$—	$—	$154,657

Total	$—	$154,657	$—	$—	$—	$—	$154,657

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(311,288)	$—	$—	$—	$—	$(311,288)

Total	$—	$(311,288)	$—	$—	$—	$—	$(311,288)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$13,271,277
Foreign Currency Contracts Sold at Contract Amount	$13,425,934

International Equity Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(4,189)	$—	$—	$—	$—	$(4,189)

Total	$—	$(4,189)	$—	$—	$—	$—	$(4,189)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$415,370
Foreign Currency Contracts Sold at Contract Amount	$411,196

114

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

International Growth Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(39,876)	$—	$—	$—	$—	$(39,876)

Total	$—	$(39,876)	$—	$—	$—	$—	$(39,876)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$3,968,364
Foreign Currency Contracts Sold at Contract Amount	$3,928,488

International Opportunities Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(2,836,637)	$—	$—	$—	$—	$(2,836,637)

Total	$—	$(2,836,637)	$—	$—	$—	$—	$(2,836,637)

International Opportunities Fund – (continued)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$203,220,389
Foreign Currency Contracts Sold at Contract Amount	$200,383,753

International Value Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$1,715,533	$—	$—	$1,715,533

Total	$—	$—	$—	$1,715,533	$—	$—	$1,715,533

115

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$9,195,262	$—	$—	$9,195,262

Total	$—	$—	$—	$9,195,262	$—	$—	$9,195,262

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$1,987,692	$—	$—	$1,987,692

Total	$—	$—	$—	$1,987,692	$—	$—	$1,987,692

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	733

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

d)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2017:

Emerging Markets Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$31,329	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	31,329	—

Derivatives not subject to a MNA	(31,329)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Global Capital Appreciation Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$192,646	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	192,646	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$192,646	$—

116

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$192,646	$—	$—	$—	$192,646

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Value Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$1,715,533	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,715,533	—

Derivatives not subject to a MNA	(1,715,533)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

117

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2017. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2017 and October 31, 2016 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Emerging Markets Equity Fund	$1,138,164	$—	$2,331,409	$2,596,059
Environmental Opportunities Fund	910,011	—	—	—
Global Capital Appreciation Fund	6,362,041	—	37,158,200	43,746,249
Global Equity Income Fund	3,039,186	—	3,568,381	—
International Equity Fund	576,571	—	430,537	479,453
International Growth Fund	2,272,004	—	1,512,547	—
International Opportunities Fund	30,135,582	—	16,980,930	25,526,288
International Small Company Fund	3,092,243	—	3,064,654	1,911,012
International Value Fund	45,557,239	31,133,826	30,619,472	10,770,495

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2017, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses		Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Emerging Markets Equity Fund	$1,230,973	$—	$(15,080,888	)(1)	$13,202,415	$(647,500)
Environmental Opportunities Fund	922,634	2,414,492	—		6,684,743	10,021,869
Global Capital Appreciation Fund	16,603,821	—	—		86,984,741	103,588,562
Global Equity Income Fund	1,736,644	—	(21,094,415	)(1)	21,009,369	1,651,598
International Equity Fund	987,986	740,187	—		5,262,309	6,990,482
International Growth Fund	1,800,548	—	(1,349,608	)(1)	48,897,072	49,348,012
International Opportunities Fund	109,983,893	63,831,881	—		386,748,441	560,564,215
International Small Company Fund	12,263,865	16,364,724	—		58,087,044	86,715,633
International Value Fund	140,961,624	43,582,894	—		214,503,729	399,048,247

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

118

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration of capital loss carryforwards and utilization or write-off of net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2017, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Equity Fund	$(1)	$61,834	$(61,833)
Environmental Opportunities Fund	2	(113,152)	113,150
Global Capital Appreciation Fund	(2,632)	4,928,373	(4,925,741)
Global Equity Income Fund	(169,331)	861,972	(692,641)
International Equity Fund	—	272,484	(272,484)
International Growth Fund	(110,545,297)	198,817	110,346,480
International Opportunities Fund	—	13,071,256	(13,071,256)
International Small Company Fund	7	1,367,556	(1,367,563)
International Value Fund	2	31,762,038	(31,762,040)

e)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Emerging Markets Equity Fund	$68,907,321	$14,785,858	$(1,471,543)	$13,314,315
Environmental Opportunities Fund	31,551,406	7,145,552	(461,317)	6,684,235
Global Capital Appreciation Fund	989,801,343	116,077,097	(29,060,382)	87,016,715
Global Equity Income Fund	142,355,186	25,630,189	(4,616,970)	21,013,219
International Equity Fund	44,804,157	5,858,447	(575,210)	5,283,237
International Growth Fund	209,375,073	51,359,182	(2,456,267)	48,902,915
International Opportunities Fund	3,033,735,666	413,429,403	(26,616,826)	386,812,577
International Small Company Fund	329,134,195	70,982,745	(12,883,474)	58,099,271
International Value Fund	2,506,119,789	285,719,703	(70,976,807)	214,742,895

f)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

119

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

At October 31, 2017 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2018
Emerging Markets Equity Fund	$—	$15,080,888	$—
Global Equity Income Fund	2,733,538	6,036,669	12,324,208
International Growth Fund	—	1,349,608	—

The Environmental Opportunities Fund, Global Capital Appreciation Fund, International Equity Fund, International Opportunities Fund, International Small Company Fund and International Value Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2017.

During the fiscal year ended October 31, 2017, the Emerging Markets Equity Fund, Global Capital Appreciation Fund, International Equity Fund, International Growth Fund, International Opportunities Fund and International Small Company Fund utilized prior year capital loss carryforwards of $12,464,334, $67,848,040, $1,409,379, $8,173,341, $57,687,283 and $3,124,435, respectively.

During the fiscal year ended October 31, 2017, the Global Equity Income Fund and International Growth Fund had expired prior year capital loss carryforwards of $169,331 and $110,545,296.

g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews each Fund’s tax positions for all open tax years. As of October 31, 2017, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2017; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Equity Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% over $1 billion

Environmental Opportunities Fund	0.8000% on first $500 million and;
0.7500% on next $500 million and;
0.7300% on next $1.5 billion and;
0.7250% on next $2.5 billion and;
0.7200% over $5 billion

120

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Management Fee Rates
Global Capital Appreciation Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6800% on next $5 billion and;
0.6750% over $10 billion

Global Equity Income Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6900% on next $4 billion and;
0.6850% on next $5 billion and;
0.6700% over $10 billion

International Equity Fund	0.6000% on first $1 billion and;
0.5900% on next $4 billion and;
0.5800% over $5 billion

International Growth Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

International Opportunities Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6350% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6250% over $10 billion

International Small Company Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

International Value Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

Prior to May 11, 2017, Emerging Markets Equity Fund paid the following rates to HFMC for investment management services rendered:

Emerging Markets Equity Fund	1.1000% on first $250 million and;
1.0500% on next $250 million and;
1.0000% on next $500 million and;
0.9700% over $1 billion

Prior to July 1, 2017, the International Equity Fund paid the following rates to HFMC for investment management services rendered:

International Equity Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6300% on next $2.5 billion and;
0.6250% over $5 billion

121

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Emerging Markets Equity Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Environmental Opportunities Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Global Capital Appreciation Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

Global Equity Income Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

International Equity Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

International Growth Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

International Opportunities Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

International Small Company Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

International Value Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2017, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2018 and, with respect to Emerging Markets Equity Fund and International Equity Fund, through February 28, 2019, as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	1.45%	2.20%	1.20%	1.70%	1.45%	1.15%	NA	1.10%	0.98%
Environmental Opportunities Fund	1.30%	2.05%	1.05%	1.60%	1.30%	1.00%	0.90%	0.90%	0.90%

122

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y	Class F
Global Capital Appreciation Fund	1.25%	2.00%	1.00%	1.35%	1.05%	0.95%	NA	%	0.90%	0.90%
Global Equity Income Fund	1.25%	2.00%	1.00%	1.45%	1.15%	0.85%	NA		0.80%	0.80%
International Equity Fund	1.11%	1.86%	0.86%	1.41%	1.16%	0.86%	NA		0.76%	0.66%
International Growth Fund	1.30%	2.05%	1.00%	1.60%	1.30%	1.00%	NA		0.95%	0.90%
International Opportunities Fund	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%		0.85%	0.85%
International Small Company Fund	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	NA		1.00%	1.00%
International Value Fund	1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	NA		0.95%	0.90%

Prior to May 11, 2017, HFMC contractually limited the total operating expenses of the Emerging Markets Equity Fund, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses as follows:

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y	Class F
Emerging Markets Equity Fund	1.75%	2.50%	1.50%	1.95%	1.65%	1.35%	NA		1.30%	1.25%

Prior to July 1, 2017, HFMC contractually limited the total operating expenses of the International Equity Fund, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses as follows:

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y	Class F

International Equity Fund	1.19%	1.94%	0.89%	1.49%	1.19%	0.89%	NA		0.79%	0.79%

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2017, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	1.56%	2.33%	1.29%	1.82%	1.56%	1.17%	—	1.23%	1.03%
Environmental Opportunities Fund	1.18%	1.37%	0.92%	1.22%	1.11%	1.00%	0.90%	0.90%	1.20%
Global Capital Appreciation Fund	1.25%	1.98%	0.97%	1.35%	1.05%	0.95%	—	0.89%	0.86%
Global Equity Income Fund	1.23%	1.99%	0.99%	1.45%	1.15%	0.85%	—	0.80%	0.80%
International Equity Fund	1.16%	1.91%	0.88%	1.46%	1.16%	0.85%	—	0.78%	0.66%
International Growth Fund	1.30%	2.05%	1.00%	1.60%	1.30%	1.00%	—	0.95%	0.90%
International Opportunities Fund	1.14%	1.87%	0.89%	1.42%	1.12%	0.81%	0.71%	0.73%	0.71%
International Small Company Fund	1.43%	2.17%	1.05%	1.65%	1.35%	1.05%	—	1.00%	0.98%
International Value Fund	1.32%	1.93%	0.93%	1.57%	1.25%	0.93%	—	0.86%	0.83%

e)	Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2017, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Equity Fund	$122,208	$—	*
Environmental Opportunities Fund	76,831	—	*
Global Capital Appreciation Fund	730,233	7,808
Global Equity Income Fund	270,858	4,000

123

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
International Equity Fund	$74,976	$—	*
International Growth Fund	284,927	2,194
International Opportunities Fund	1,572,710	16,992
International Small Company Fund	37,454	575
International Value Fund	75,496	666

*	Total CDSC includes Underwriter Adjustment credits which may cause negative dollar amounts.

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2017, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

As a result of all Class B shares of a Fund being redeemed or converted to Class A shares, September 17, 2017 was the last day such Fund paid 12b-1 fees for Class B shares. Prior to September 17, 2017, pursuant to the Class B Plan, a Fund paid HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% could be used for shareholder account servicing activities. The Class B Plan also provided that HFD would receive all contingent deferred sales charges attributable to Class B shares.

f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2017, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Equity Fund	$165
Environmental Opportunities Fund	75
Global Capital Appreciation Fund	2,257
Global Equity Income Fund	330
International Equity Fund	80
International Growth Fund	454
International Opportunities Fund	6,131
International Small Company Fund	870
International Value Fund	4,569

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. During the fiscal year ended October 31, 2017, HASCO contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and Class F shares until February 28, 2018. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, during the fiscal year ended October 31, 2017,

124

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

HASCO was compensated on a per account basis that varies by account type, except with respect to Class Y, for which it was compensated based on average daily net assets. Prior to May 1, 2017, Class Y shares were subject to a fee cap on transfer agency fees. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The accrued amount shown in the Statement of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services before waivers and/or reimbursements as a percentage of each class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	0.24%	0.23%	0.16%	0.13%	0.17%	0.01%	—	0.02%	—
Environmental Opportunities Fund	0.10%	0.02%	0.03%	—	—	—	—	0.00%	—
Global Capital Appreciation Fund	0.17%	0.12%	0.11%	0.02%	0.01%	0.04%	—	0.03%	—
Global Equity Income Fund	0.18%	0.20%	0.19%	0.07%	0.10%	0.03%	—	0.03%	—
International Equity Fund	0.19%	0.17%	0.14%	0.27%	0.06%	0.01%	—	0.00%	—
International Growth Fund	0.24%	0.22%	0.35%	0.12%	0.00%	0.01%	—	0.02%	—
International Opportunities Fund	0.18%	0.17%	0.18%	0.01%	0.01%	0.00%	0.00%	0.03%	—
International Small Company Fund	0.20%	0.20%	0.06%	0.00%	0.00%	0.01%	—	0.02%	—
International Value Fund	0.23%	0.10%	0.09%	0.03%	0.01%	0.00%	—	0.03%	—

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	0.24%	0.23%	0.16%	0.13%	0.17%	0.01%	—	0.02%	—
Environmental Opportunities Fund	0.10%	0.02%	0.03%	0.00%	0.00%	—	—	0.00%	—
Global Capital Appreciation Fund	0.17%	0.12%	0.11%	0.02%	0.01%	0.04%	—	0.03%	—
Global Equity Income Fund	0.18%	0.20%	0.19%	0.07%	0.10%	0.03%	—	0.03%	—
International Equity Fund	0.19%	0.17%	0.14%	0.27%	0.06%	0.01%	—	0.00%	—
International Growth Fund	0.24%	0.22%	0.30%	0.12%	0.00%	0.01%	—	0.02%	—
International Opportunities Fund	0.18%	0.17%	0.18%	0.01%	0.01%	0.00%	0.00%	0.03%	—
International Small Company Fund	0.20%	0.20%	0.06%	0.00%	0.00%	0.01%	—	0.02%	—
International Value Fund	0.23%	0.10%	0.09%	0.03%	0.01%	0.00%	—	0.03%	—

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2017, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	—%	—%	21%	—%	30%	1%	—%	— %*	1%
Environmental Opport unities Fund	33%	89%	94%	100%	100%	100%	100%	96%	—	%*
Global Capital Appre ciation Fund	—%	—%	—%	—%	—%	—%	—%	—%	—	%*
Global Equity Income Fund	—%	—%	—%	—%	—%	3%	—%	—%	—	%*
International Equity Fund	—%	—%	—%	—%	—%	4%	—%	86%	1%
International Growth Fund	—%	—%	—%	—%	—%	—%	—%	—%	—	%*
International Opport unities Fund	—%	—%	—%	—%	—%	—%	—%	—%	—	%*
International Small Company Fund	—%	—%	—%	—%	—%	—%	—%	—%	—	%*
International Value Fund	—%	—%	—%	—%	—%	—%	—%	—%	—	%*

125

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	—%	—%	3%	—%	— %*	— %*	—%	— %*	—	%*
Environmental Opportunities Fund	4%	4%	47%	4%	4%	4%	4%	4%	—	%*
Global Capital Appreciation Fund	—%	—%	—%	—%	—%	—%	—%	—%	—	%*
Global Equity Income Fund	—%	—%	—%	—%	—%	— %*	—%	—%	—	%*
International Equity Fund	—%	—%	—%	—%	—%	— %*	—%	20%	—	%*
International Growth Fund	—%	—%	—%	—%	—%	—%	—%	—%	—	%*
International Opportunities Fund	—%	—%	—%	—%	—%	—%	—%	—%	—	%*
International Small Company Fund	—%	—%	—%	—%	—%	—%	—%	—%	—	%*
International Value Fund	—%	—%	—%	—%	—%	—%	—%	—%	—	%*

*	Percentage rounds to zero.

As of October 31, 2017, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds. Affiliated funds of funds owned shares in each Fund as follows:

Fund	Percentage of Fund*
International Opportunities Fund	8%
International Small Company Fund	19%
International Value Fund	1%

*	As of October 31, 2017, the affiliated funds of funds were invested in Class F shares.

9.	Investment Transactions:

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Emerging Markets Equity Fund	$72,097,232	$91,540,784
Environmental Opportunities Fund	16,975,456	14,510,264
Global Capital Appreciation Fund	1,097,985,668	1,229,143,289
Global Equity Income Fund	42,735,473	38,681,567
International Equity Fund	61,033,482	48,409,856
International Growth Fund	183,116,367	168,848,603
International Opportunities Fund	3,395,269,703	2,764,626,016
International Small Company Fund	143,948,386	301,388,043
International Value Fund	1,207,252,183	514,984,867

126

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Emerging Markets Equity Fund	$—	$—
Environmental Opportunities Fund	—	—
Global Capital Appreciation Fund	—	—
Global Equity Income Fund	—	—
International Equity Fund	—	—
International Growth Fund	—	—
International Opportunities Fund	—	—
International Small Company Fund	—	—
International Value Fund	—	—

Fund	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Equity Fund	$72,097,232	$91,540,784
Environmental Opportunities Fund	16,975,456	14,510,264
Global Capital Appreciation Fund	1,097,985,668	1,229,143,289
Global Equity Income Fund	42,735,473	38,681,567
International Equity Fund	61,033,482	48,409,856
International Growth Fund	183,116,367	168,848,603
International Opportunities Fund	3,395,269,703	2,764,626,016
International Small Company Fund	143,948,386	301,388,043
International Value Fund	1,207,252,183	514,984,867

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2017, and the year ended October 31, 2016:

Emerging Markets Equity Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,605,129	$13,978,698	520,870	$3,626,610
Shares Issued for Reinvested Dividends	13,803	97,724	40,904	269,547
Shares Redeemed	(608,779)	(4,892,471)	(262,071)	(1,846,193)

Net Increase (Decrease)	1,010,153	9,183,951	299,703	2,049,964

Class C
Shares Sold	508,619	$4,268,681	85,169	$582,958
Shares Issued for Reinvested Dividends	1,571	10,937	8,877	57,268
Shares Redeemed	(136,295)	(1,107,851)	(200,443)	(1,468,600)

Net Increase (Decrease)	373,895	3,171,767	(106,397)	(828,374)

Class I
Shares Sold	2,097,357	$17,286,420	87,824	$645,522
Shares Issued for Reinvested Dividends	11,280	79,409	15,257	100,346
Shares Redeemed	(1,301,970)	(11,083,455)	(124,936)	(900,718)

Net Increase (Decrease)	806,667	6,282,374	(21,855)	(154,850)

127

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Emerging Markets Equity Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	5,462	$49,171	5,740	$39,299
Shares Issued for Reinvested Dividends	—	—	7,847	51,297
Shares Redeemed	(7,222)	(56,762)	(233,297)	(1,397,860)

Net Increase (Decrease)	(1,760)	(7,591)	(219,710)	(1,307,264)

Class R4
Shares Sold	2,537	$22,487	1,479	$10,371
Shares Issued for Reinvested Dividends	—	—	8,432	55,392
Shares Redeemed	(3,607)	(29,447)	(229,928)	(1,379,560)

Net Increase (Decrease)	(1,070)	(6,960)	(220,017)	(1,313,797)

Class R5
Shares Sold	89,406	$850,086	—	$—
Shares Issued for Reinvested Dividends	22	151	9,169	60,336
Shares Redeemed	(1,609)	(14,854)	(231,917)	(1,390,990)

Net Increase (Decrease)	87,819	835,383	(222,748)	(1,330,654)

Class Y
Shares Sold	1,891,227	$15,013,073	7,260,971	$48,817,316
Shares Issued for Reinvested Dividends	134,246	943,751	660,401	4,329,828
Shares Redeemed	(6,699,305)	(53,630,594)	(21,715,124)	(142,640,508)

Net Increase (Decrease)	(4,673,832)	(37,673,770)	(13,793,752)	(89,493,364)

Class F(1)
Shares Sold	1,466,818	$12,259,580	—	$—
Shares Redeemed	(1,314,484)	(12,735,939)	—	—

Net Increase (Decrease)	152,334	(476,359)	—	—

Total Net Increase (Decrease)	(2,245,794)	$(18,691,205)	(14,284,776)	$(92,378,339)

(1) Inception date of class was February 28, 2017.

Environmental Opportunities Fund
	For the Year Ended October 31, 2017		For the Period Ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Class A
Shares Sold	195,599	$2,432,832	129,291	$1,340,024
Shares Issued for Reinvested Dividends	4,024	45,162	—	—
Shares Redeemed	(10,835)	(132,271)	(128)	(1,410)

Net Increase (Decrease)	188,788	2,345,723	129,163	1,338,614

Class C
Shares Sold	13,625	$167,650	105,066	$1,058,055
Shares Issued for Reinvested Dividends	2,408	26,950	—	—
Shares Redeemed	(5,852)	(76,958)	(854)	(10,009)

Net Increase (Decrease)	10,181	117,642	104,212	1,048,046

128

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Environmental Opportunities Fund – (continued)
	For the Year Ended October 31, 2017		For the Period Ended October 31, 2016(1)
	Shares	Amount	Shares	Amount
Class I
Shares Sold	427,686	$5,291,859	1,861,952	$18,688,381
Shares Issued for Reinvested Dividends	58,467	657,290	—	—
Shares Redeemed	(955,789)	(12,332,601)	(1)	(10)

Net Increase (Decrease)	(469,636)	(6,383,452)	1,861,951	18,688,371

Class R3
Shares Sold	—	$—	100,001	$1,000,010
Shares Issued for Reinvested Dividends	2,661	29,826	—	—

Net Increase (Decrease)	2,661	29,826	100,001	1,000,010

Class R4
Shares Sold	—	$—	100,001	$1,000,010
Shares Issued for Reinvested Dividends	2,906	32,621	—	—

Net Increase (Decrease)	2,906	32,621	100,001	1,000,010

Class R5
Shares Sold	—	$—	100,001	$1,000,010
Shares Issued for Reinvested Dividends	3,154	35,423	—	—

Net Increase (Decrease)	3,154	35,423	100,001	1,000,010

Class R6
Shares Sold	—	$—	100,001	$1,000,010
Shares Issued for Reinvested Dividends	3,231	36,305	—	—

Net Increase (Decrease)	3,231	36,305	100,001	1,000,010

Class Y
Shares Sold	32,423	$373,171	100,001	$1,000,010
Shares Issued for Reinvested Dividends	3,232	36,306	—	—
Shares Redeemed	(28,154)	(359,247)	—	—

Net Increase (Decrease)	7,501	50,230	100,001	1,000,010

Class F(2)
Shares Sold	476,097	$6,178,985	—	$—
Shares Redeemed	(6,394)	(85,154)	—	—

Net Increase (Decrease)	469,703	6,093,831	—	—

Total Net Increase (Decrease)	218,489	$2,358,149	2,595,331	$26,075,081

(1) Inception date of Fund was February 29, 2016. (2) Inception date of class was February 28, 2017.

129

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Global Capital Appreciation Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,979,529	$51,223,454	5,120,468	$77,901,258
Shares Issued for Reinvested Dividends	289,998	4,593,559	2,819,448	43,456,913
Shares Redeemed	(9,062,544)	(153,857,157)	(8,868,779)	(136,626,220)
Shares converted (from) Class B into Class A	116,685	1,985,960	238,345	3,586,542

Net Increase (Decrease)	(5,676,332)	(96,054,184)	(690,518)	(11,681,507)

Class B
Shares Sold	473	$7,852	6,112	$85,466
Shares Issued for Reinvested Dividends	—	—	77,516	1,076,699
Shares Redeemed	(244,907)	(3,774,727)	(833,779)	(11,536,593)
Shares converted (from) Class B into Class A	(128,197)	(1,985,960)	(261,786)	(3,586,542)

Net Increase (Decrease)	(372,631)	(5,752,835)	(1,011,937)	(13,960,970)

Class C
Shares Sold	303,043	$4,727,428	673,690	$9,437,346
Shares Issued for Reinvested Dividends	4,858	70,684	1,053,728	14,791,382
Shares Redeemed	(4,125,213)	(64,374,784)	(3,433,020)	(48,190,891)

Net Increase (Decrease)	(3,817,312)	(59,576,672)	(1,705,602)	(23,962,163)

Class I
Shares Sold	3,333,996	$58,357,986	2,582,608	$41,265,462
Shares Issued for Reinvested Dividends	65,502	1,067,682	405,754	6,455,750
Shares Redeemed	(3,999,380)	(71,999,555)	(2,858,227)	(45,176,937)

Net Increase (Decrease)	(599,882)	(12,573,887)	130,135	2,544,275

Class R3
Shares Sold	209,323	$3,566,267	286,804	$4,260,829
Shares Issued for Reinvested Dividends	11,374	177,549	126,623	1,920,552
Shares Redeemed	(713,417)	(12,018,199)	(499,211)	(7,574,521)

Net Increase (Decrease)	(492,720)	(8,274,383)	(85,784)	(1,393,140)

Class R4
Shares Sold	202,763	$3,454,807	436,909	$6,817,855
Shares Issued for Reinvested Dividends	6,861	110,177	45,069	706,172
Shares Redeemed	(274,080)	(4,788,622)	(236,231)	(3,686,146)

Net Increase (Decrease)	(64,456)	(1,223,638)	245,747	3,837,881

Class R5
Shares Sold	9,468	$166,648	17,050	$263,572
Shares Issued for Reinvested Dividends	298	4,891	2,306	36,869
Shares Redeemed	(22,473)	(401,345)	(17,698)	(288,749)

Net Increase (Decrease)	(12,707)	(229,806)	1,658	11,692

Class Y
Shares Sold	390,894	$7,257,303	41,504	$631,982
Shares Issued for Reinvested Dividends	5,136	84,997	592,161	9,541,887
Shares Redeemed	(76,164)	(1,394,429)	(11,165,385)	(180,215,303)

Net Increase (Decrease)	319,866	5,947,871	(10,531,720)	(170,041,434)

130

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Global Capital Appreciation Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class F(1)
Shares Sold	2,113,967	$39,521,232	—	$—
Shares Redeemed	(87,016)	(1,652,422)	—	—

Net Increase (Decrease)	2,026,951	37,868,810	—	—

Total Net Increase (Decrease)	(8,689,223)	$(139,868,724)	(13,648,021)	$(214,645,366)

(1) Inception date of class was February 28, 2017.

Global Equity Income Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,257,283	$14,611,440	2,215,941	$23,468,316
Shares Issued for Reinvested Dividends	183,677	2,163,922	275,663	2,912,868
Shares Redeemed	(2,335,662)	(27,039,285)	(2,289,579)	(24,348,399)
Shares converted (from) Class B into Class A	11,096	127,210	19,884	207,597

Net Increase (Decrease)	(883,606)	(10,136,713)	221,909	2,240,382

Class B
Shares Sold	661	$7,134	1,146	$11,324
Shares Issued for Reinvested Dividends	80	908	1,315	13,614
Shares Redeemed	(20,010)	(229,588)	(65,705)	(672,330)
Shares converted (from) Class B into Class A	(11,306)	(127,210)	(20,303)	(207,597)

Net Increase (Decrease)	(30,575)	(348,756)	(83,547)	(854,989)

Class C
Shares Sold	115,120	$1,313,246	282,985	$2,943,615
Shares Issued for Reinvested Dividends	13,126	151,043	23,600	242,991
Shares Redeemed	(279,678)	(3,159,235)	(384,712)	(3,981,004)

Net Increase (Decrease)	(151,432)	(1,694,946)	(78,127)	(794,398)

Class I
Shares Sold	1,930,411	$22,135,817	1,121,156	$12,066,667
Shares Issued for Reinvested Dividends	39,516	466,180	11,023	117,264
Shares Redeemed	(2,154,735)	(26,029,572)	(386,726)	(4,140,726)

Net Increase (Decrease)	(184,808)	(3,427,575)	745,453	8,043,205

Class R3
Shares Sold	6,060	$66,881	10,310	$110,967
Shares Issued for Reinvested Dividends	408	4,800	370	3,911
Shares Redeemed	(7,301)	(87,472)	(32,694)	(339,121)

Net Increase (Decrease)	(833)	(15,791)	(22,014)	(224,243)

131

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Global Equity Income Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	1,090	$12,699	7,323	$78,490
Shares Issued for Reinvested Dividends	273	3,213	295	3,125
Shares Redeemed	(6,744)	(79,679)	(39,362)	(411,327)

Net Increase (Decrease)	(5,381)	(63,767)	(31,744)	(329,712)

Class R5
Shares Sold	8,960	$106,925	4,425	$45,173
Shares Issued for Reinvested Dividends	556	6,595	523	5,540
Shares Redeemed	(1,727)	(21,554)	(39,386)	(412,503)

Net Increase (Decrease)	7,789	91,966	(34,438)	(361,790)

Class Y
Shares Sold	78,511	$897,827	100,124	$1,068,151
Shares Issued for Reinvested Dividends	12,032	140,224	17,877	187,842
Shares Redeemed	(78,329)	(895,606)	(15,630,481)	(163,759,657)

Net Increase (Decrease)	12,214	142,445	(15,512,480)	(162,503,664)

Class F(1)
Shares Sold	1,482,763	$18,159,223	—	$—
Shares Issued for Reinvested Dividends	3,836	48,167	—	—
Shares Redeemed	(54,447)	(677,869)	—	—

Net Increase (Decrease)	1,432,152	17,529,521	—	—

Total Net Increase (Decrease)	195,520	$2,076,384	(14,794,988)	$(154,785,209)

(1) Inception date of class was February 28, 2017.

International Equity Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	660,184	$6,852,640	303,761	$2,739,324
Shares Issued for Reinvested Dividends	20,749	187,567	35,947	321,092
Shares Redeemed	(411,574)	(4,079,922)	(563,556)	(4,970,742)
Shares converted (from) Class B into Class A	4,148	43,864	1,465	13,350

Net Increase (Decrease)	273,507	3,004,149	(222,383)	(1,896,976)

Class B
Shares Sold	—	$—	302	$2,851
Shares Issued for Reinvested Dividends	106	963	1,579	13,934
Shares Redeemed	(8,856)	(91,551)	(75,353)	(628,930)
Shares converted (from) Class B into Class A	(4,153)	(43,864)	(1,472)	(13,350)

Net Increase (Decrease)	(12,903)	(134,452)	(74,944)	(625,495)

132

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

International Equity Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares Sold	188,194	$1,961,937	51,902	$465,485
Shares Issued for Reinvested Dividends	3,090	27,777	5,688	49,962
Shares Redeemed	(69,038)	(684,465)	(86,232)	(770,975)

Net Increase (Decrease)	122,246	1,305,249	(28,642)	(255,528)

Class I
Shares Sold	1,106,434	$11,286,866	280,392	$2,528,071
Shares Issued for Reinvested Dividends	12,787	116,365	14,117	126,988
Shares Redeemed	(360,822)	(3,774,060)	(234,206)	(2,038,524)

Net Increase (Decrease)	758,399	7,629,171	60,303	616,535

Class R3
Shares Sold	1,228	$12,205	1,627	$14,553
Shares Issued for Reinvested Dividends	182	1,643	3,202	28,604
Shares Redeemed	(5,005)	(48,885)	(123,311)	(1,028,839)

Net Increase (Decrease)	(3,595)	(35,037)	(118,482)	(985,682)

Class R4
Shares Sold	48,042	$511,913	15,678	$145,278
Shares Issued for Reinvested Dividends	540	4,888	3,255	29,200
Shares Redeemed	(10,553)	(109,226)	(113,916)	(945,441)

Net Increase (Decrease)	38,029	407,575	(94,983)	(770,963)

Class R5
Shares Sold	41,698	$359,459	—	$—
Shares Issued for Reinvested Dividends	190	1,512	3,333	29,992
Shares Redeemed	(3,775)	(33,393)	(113,792)	(944,546)

Net Increase (Decrease)	38,113	327,578	(110,459)	(914,554)

Class Y
Shares Sold	154,937	$1,739,320	3,493	$33,528
Shares Issued for Reinvested Dividends	25,846	234,686	34,286	308,593
Shares Redeemed	(303,632)	(3,115,064)	(8,914)	(73,998)

Net Increase (Decrease)	(122,849)	(1,141,058)	28,865	268,123

Class F(1)
Shares Sold	153,812	$1,691,482	—	$—
Shares Redeemed	(3,009)	(34,365)	—	—

Net Increase (Decrease)	150,803	1,657,117	—	—

Total Net Increase (Decrease)	1,241,750	$13,020,292	(560,725)	$(4,564,540)

(1) Inception date of class was February 28, 2017.

133

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

International Growth Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,511,599	$20,204,807	1,754,340	$21,059,282
Shares Issued for Reinvested Dividends	105,239	1,210,249	65,338	811,493
Shares Redeemed	(2,377,723)	(30,537,017)	(2,608,733)	(31,207,862)
Shares converted (from) Class B into Class A	26,919	338,431	39,923	479,457

Net Increase (Decrease)	(733,966)	(8,783,530)	(749,132)	(8,857,630)

Class B
Shares Sold	—	$—	514	$5,774
Shares Redeemed	(51,758)	(610,112)	(84,996)	(941,155)
Shares converted (from) Class B into Class A	(29,013)	(338,431)	(43,219)	(479,457)

Net Increase (Decrease)	(80,771)	(948,543)	(127,701)	(1,414,838)

Class C
Shares Sold	188,459	$2,350,473	186,393	$2,067,119
Shares Issued for Reinvested Dividends	5,046	53,742	1,428	16,426
Shares Redeemed	(389,384)	(4,593,386)	(499,578)	(5,523,660)

Net Increase (Decrease)	(195,879)	(2,189,171)	(311,757)	(3,440,115)

Class I
Shares Sold	3,989,947	$51,276,066	2,285,382	$27,524,212
Shares Issued for Reinvested Dividends	45,023	512,815	23,543	289,817
Shares Redeemed	(5,183,939)	(70,576,685)	(2,840,739)	(34,180,946)

Net Increase (Decrease)	(1,148,969)	(18,787,804)	(531,814)	(6,366,917)

Class R3
Shares Sold	16,850	$221,087	25,598	$307,139
Shares Issued for Reinvested Dividends	244	2,836	311	3,909
Shares Redeemed	(58,103)	(757,943)	(34,829)	(431,935)

Net Increase (Decrease)	(41,009)	(534,020)	(8,920)	(120,887)

Class R4
Shares Sold	187,391	$2,461,579	508,796	$6,319,428
Shares Issued for Reinvested Dividends	3,102	36,571	2,160	27,521
Shares Redeemed	(287,858)	(3,953,329)	(164,645)	(2,028,918)

Net Increase (Decrease)	(97,365)	(1,455,179)	346,311	4,318,031

Class R5
Shares Sold	191,727	$2,702,161	151,216	$1,867,611
Shares Issued for Reinvested Dividends	6,998	83,061	5,073	65,031
Shares Redeemed	(210,040)	(2,730,217)	(150,077)	(1,846,207)

Net Increase (Decrease)	(11,315)	55,005	6,212	86,435

Class Y
Shares Sold	7,556,620	$97,140,125	649,741	$7,855,364
Shares Issued for Reinvested Dividends	21,473	255,533	11,347	145,919
Shares Redeemed	(8,186,699)	(105,100,195)	(2,378,221)	(29,745,112)

Net Increase (Decrease)	(608,606)	(7,704,537)	(1,717,133)	(21,743,829)

134

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

International Growth Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class F(1)
Shares Sold	4,196,930	$59,624,434	—	$—
Shares Redeemed	(150,611)	(2,209,115)	—	—

Net Increase (Decrease)	4,046,319	57,415,319	—	—

Total Net Increase (Decrease)	1,128,439	$17,067,540	(3,093,934)	$(37,539,750)

(1) Inception date of class was February 28, 2017.

International Opportunities Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	8,814,558	$141,407,558	7,575,333	$106,968,420
Shares Issued for Reinvested Dividends	331,392	4,709,078	868,989	12,437,463
Shares Redeemed	(10,175,561)	(156,566,262)	(10,891,481)	(155,066,975)
Shares converted (from) Class B into Class A	26,792	412,018	49,782	698,464

Net Increase (Decrease)	(1,002,819)	(10,037,608)	(2,397,377)	(34,962,628)

Class B
Shares Sold	1,080	$15,327	5,108	$63,749
Shares Issued for Reinvested Dividends	—	—	5,565	71,245
Shares Redeemed	(75,961)	(1,070,751)	(186,944)	(2,398,535)
Shares converted (from) Class B into Class A	(29,515)	(412,018)	(54,904)	(698,464)

Net Increase (Decrease)	(104,396)	(1,467,442)	(231,175)	(2,962,005)

Class C
Shares Sold	1,253,839	$17,827,257	937,907	$11,667,611
Shares Issued for Reinvested Dividends	17,802	223,236	87,264	1,090,037
Shares Redeemed	(1,174,174)	(15,858,114)	(1,208,098)	(15,043,633)

Net Increase (Decrease)	97,467	2,192,379	(182,927)	(2,285,985)

Class I
Shares Sold	24,419,196	$381,332,678	16,552,819	$236,342,309
Shares Issued for Reinvested Dividends	286,612	4,044,092	197,080	2,825,752
Shares Redeemed	(19,064,995)	(307,299,003)	(4,594,180)	(64,749,919)

Net Increase (Decrease)	5,640,813	78,077,767	12,155,719	174,418,142

Class R3
Shares Sold	1,161,891	$18,390,232	1,635,959	$23,441,858
Shares Issued for Reinvested Dividends	33,376	481,953	62,593	907,297
Shares Redeemed	(1,258,012)	(20,134,981)	(867,997)	(12,390,815)

Net Increase (Decrease)	(62,745)	(1,262,796)	830,555	11,958,340

135

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

International Opportunities Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	4,511,700	$73,063,122	3,661,160	$53,420,418
Shares Issued for Reinvested Dividends	97,724	1,433,618	169,248	2,501,857
Shares Redeemed	(3,351,227)	(53,905,873)	(2,256,410)	(33,108,803)

Net Increase (Decrease)	1,258,197	20,590,867	1,573,998	22,813,472

Class R5
Shares Sold	9,316,338	$152,590,441	2,603,294	$38,437,244
Shares Issued for Reinvested Dividends	100,312	1,482,607	168,443	2,518,892
Shares Redeemed	(3,062,135)	(49,644,252)	(2,236,510)	(32,758,923)

Net Increase (Decrease)	6,354,515	104,428,796	535,227	8,197,213

Class R6
Shares Sold	12,034,779	$200,093,266	2,164,394	$31,878,203
Shares Issued for Reinvested Dividends	43,069	639,577	5,475	82,327
Shares Redeemed	(2,117,371)	(36,141,297)	(395,206)	(5,861,161)

Net Increase (Decrease)	9,960,477	164,591,546	1,774,663	26,099,369

Class Y
Shares Sold	45,706,438	$743,249,285	38,570,812	$575,377,033
Shares Issued for Reinvested Dividends	1,075,205	15,966,799	1,261,017	18,991,929
Shares Redeemed	(57,684,148)	(945,791,093)	(8,200,307)	(122,899,503)

Net Increase (Decrease)	(10,902,505)	(186,575,009)	31,631,522	471,469,459

Class F(1)
Shares Sold	36,358,392	$578,780,619	—	$—
Shares Redeemed	(6,165,980)	(103,873,217)	—	—

Net Increase (Decrease)	30,192,412	474,907,402	—	—

Total Net Increase (Decrease)	41,431,416	$645,445,902	45,690,205	$674,745,377

(1) Inception date of class was February 28, 2017.

International Small Company Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	163,381	$2,475,178	802,594	$11,043,672
Shares Issued for Reinvested Dividends	17,363	230,935	44,668	634,707
Shares Redeemed	(1,070,581)	(15,662,298)	(1,465,519)	(20,050,743)
Shares converted (from) Class B into Class A	14,711	214,602	25,164	347,335

Net Increase (Decrease)	(875,126)	(12,741,583)	(593,093)	(8,025,029)

Class B
Shares Sold	162	$2,000	8	$110
Shares Issued for Reinvested Dividends	—	—	404	5,301
Shares Redeemed	(9,428)	(125,014)	(27,536)	(355,393)
Shares converted (from) Class B into Class A	(15,798)	(214,602)	(26,921)	(347,335)

Net Increase (Decrease)	(25,064)	(337,616)	(54,045)	(697,317)

136

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

International Small Company Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares Sold	45,843	$657,968	113,740	$1,432,547
Shares Issued for Reinvested Dividends	—	—	5,595	71,279
Shares Redeemed	(224,832)	(3,081,630)	(395,896)	(4,955,071)

Net Increase (Decrease)	(178,989)	(2,423,662)	(276,561)	(3,451,245)

Class I
Shares Sold	439,029	$6,471,238	1,636,158	$22,181,642
Shares Issued for Reinvested Dividends	27,307	359,912	63,476	900,778
Shares Redeemed	(1,826,290)	(25,364,440)	(2,164,939)	(29,240,560)

Net Increase (Decrease)	(1,359,954)	(18,533,290)	(465,305)	(6,158,140)

Class R3
Shares Sold	136,194	$2,102,963	176,071	$2,448,934
Shares Issued for Reinvested Dividends	1,481	19,868	4,663	66,319
Shares Redeemed	(240,331)	(3,582,484)	(214,393)	(2,966,119)

Net Increase (Decrease)	(102,656)	(1,459,653)	(33,659)	(450,866)

Class R4
Shares Sold	105,326	$1,597,902	180,916	$2,511,045
Shares Issued for Reinvested Dividends	2,553	34,320	3,682	53,004
Shares Redeemed	(185,814)	(2,956,233)	(137,084)	(1,907,057)

Net Increase (Decrease)	(77,935)	(1,324,011)	47,514	656,992

Class R5
Shares Sold	45,451	$701,311	148,260	$2,026,021
Shares Issued for Reinvested Dividends	473	6,388	425	6,178
Shares Redeemed	(62,625)	(941,670)	(38,493)	(544,688)

Net Increase (Decrease)	(16,701)	(233,971)	110,192	1,487,511

Class Y
Shares Sold	2,062,980	$32,025,559	11,570,015	$163,272,409
Shares Issued for Reinvested Dividends	172,966	2,335,042	209,108	3,046,810
Shares Redeemed	(14,317,296)	(212,511,397)	(2,127,287)	(30,085,160)

Net Increase (Decrease)	(12,081,350)	(178,150,796)	9,651,836	136,234,059

Class F(1)
Shares Sold	7,196,726	$106,746,517	—	$—
Shares Redeemed	(2,890,872)	(47,783,232)	—	—

Net Increase (Decrease)	4,305,854	58,963,285	—	—

Total Net Increase (Decrease)	(10,411,921)	$(156,241,297)	8,386,879	$119,595,965

(1) Inception date of class was February 28, 2017.

137

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

International Value Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	10,535,596	$167,273,205	18,187,186	$240,656,384
Shares Issued for Reinvested Dividends	1,117,911	16,620,293	804,380	10,951,409
Shares Redeemed	(20,075,992)	(313,454,727)	(15,701,748)	(212,420,105)

Net Increase (Decrease)	(8,422,485)	(129,561,229)	3,289,818	39,187,688

Class C
Shares Sold	193,830	$3,161,458	111,606	$1,477,781
Shares Issued for Reinvested Dividends	84,509	1,241,832	63,076	839,567
Shares Redeemed	(649,408)	(10,250,768)	(1,168,227)	(15,775,218)

Net Increase (Decrease)	(371,069)	(5,847,478)	(993,545)	(13,457,870)

Class I
Shares Sold	52,702,622	$846,521,049	22,568,274	$310,462,776
Shares Issued for Reinvested Dividends	1,809,852	27,145,032	1,085,434	14,938,808
Shares Redeemed	(33,431,027)	(570,037,200)	(25,510,856)	(344,864,001)

Net Increase (Decrease)	21,081,447	303,628,881	(1,857,148)	(19,462,417)

Class R3
Shares Sold	32,672	$552,246	11,641	$159,171
Shares Issued for Reinvested Dividends	1,624	24,350	1,697	22,851
Shares Redeemed	(18,452)	(293,880)	(66,872)	(898,026)

Net Increase (Decrease)	15,844	282,716	(53,534)	(716,004)

Class R4
Shares Sold	22,247	$354,433	29,983	$407,374
Shares Issued for Reinvested Dividends	3,921	58,658	3,701	50,488
Shares Redeemed	(39,473)	(660,198)	(91,877)	(1,241,593)

Net Increase (Decrease)	(13,305)	(247,107)	(58,193)	(783,731)

Class R5
Shares Sold	1,218,741	$20,429,002	26,421	$358,926
Shares Issued for Reinvested Dividends	2,575	38,756	1,915	26,260
Shares Redeemed	(69,172)	(1,182,987)	(63,648)	(865,599)

Net Increase (Decrease)	1,152,144	19,284,771	(35,312)	(480,413)

Class Y
Shares Sold	21,086,937	$352,142,364	15,404,271	$217,928,190
Shares Issued for Reinvested Dividends	1,280,545	19,568,865	424,304	5,947,505
Shares Redeemed	(5,773,531)	(94,446,548)	(4,664,967)	(64,990,064)

Net Increase (Decrease)	16,593,951	277,264,681	11,163,608	158,885,631

Class F(1)
Shares Sold	21,613,906	$377,285,351	—	$—
Shares Redeemed	(725,920)	(12,805,544)	—	—

Net Increase (Decrease)	20,887,986	364,479,807	—	—

Total Net Increase (Decrease)	50,924,513	$829,285,042	11,455,694	$163,172,884

(1) Inception date of class was February 28, 2017.

138

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $375 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the fiscal year ended October 31, 2017, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings.

HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement adjustment or disclosure have been identified.

139

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Effective November 1, 2017, the Company, on behalf of each Fund, entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with HASCO. Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to BFDS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board.

140

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Emerging Markets Equity Fund, Hartford Environmental Opportunities Fund, Hartford Global Capital Appreciation Fund, Hartford Global Equity Income Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund and The Hartford International Value Fund (nine of the series constituting The Hartford Mutual Funds, Inc. (the Company)) as of October 31, 2017, and the related statements of operations for the year then ended and the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Emerging Markets Equity Fund, Hartford Environmental Opportunities Fund, Hartford Global Capital Appreciation Fund, Hartford Global Equity Income Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund and The Hartford International Value Fund (nine of the series constituting The Hartford Mutual Funds, Inc.) at October 31, 2017, the results of their operations for the year ended and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2017

141

International/Global Equity Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2017. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	89	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a Consultant of Arrowpoint Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	89	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

142

International/Global Equity Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	89	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	89	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).

143

International/Global Equity Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	89	None

144

International/Global Equity Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944)	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	89	None

145

International/Global Equity Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	89	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS(4) AND INTERESTED DIRECTORS
JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	89	N/A

146

International/Global Equity Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

MICHAEL J. FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds II, Inc., The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

147

International/Global Equity Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Funds Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

148

International/Global Equity Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014 - 2016. Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.
(4)	Effective November 7, 2017, Albert Lee and Theodore Lucas were elected as officers of the Company. For more information, please see the most recent Statement of Additional Information.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

149

International/Global Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

150

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

Hartford Emerging Markets Equity Fund

Hartford Environmental Opportunities Fund

Hartford Global Capital Appreciation Fund

Hartford Global Equity Income Fund

Hartford International Equity Fund

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 1-2, 2017, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HMF, on behalf of each of its funds listed above (each a “Fund” and collectively, the “Funds”), The Hartford Mutual Funds II, Inc. (“HMF II”), and Hartford Funds Management Company, LLC (“HFMC”); and (ii) a new investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), on behalf of HMF.

In the months preceding the August 1-2, 2017 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 20-21, 2017 and August 1-2, 2017. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 20-21, 2017 and August 1-2, 2017 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to approve the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in

151

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators, as well as each Adviser’s commitment to implement rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience, including with respect to environmental-related investments for the Hartford Environmental Opportunities Fund. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

152

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that the sub-advisory fees would be paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, noting the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 20-21, 2017 and August 1-2, 2017 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board considered HFMC’s undertaking to limit each Fund’s total annual fund operating expenses to specified levels. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The

153

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Board also noted that, for each of Hartford Emerging Markets Equity Fund, Hartford Global Equity Income Fund, Hartford International Equity Fund and The Hartford International Growth Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved: (i) the removal of an expense limitation on the transfer agency fees for Class Y shares of each Fund effective May 1, 2017; (ii) the imposition of a direct account fee effective June 1, 2017; (iii) changes to the transfer agency fee structure effective November 1, 2017; and (iv) changes to the expense limitation on transfer agency fees for each share class of each Fund effective November 1, 2017. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee structure on transfer agent profit margins. The Board noted that under the new transfer agency fee structure, the Funds will pay a fee to HASCO based on actual fees and expenses incurred by HASCO, including payments made by HASCO to a sub-transfer agent and to other financial intermediaries subject to guidelines approved by the Board, plus a reasonable target profit margin. The Board considered information provided by HASCO indicating that, after giving effect to the new fee structure, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

Hartford Emerging Markets Equity Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings resulting from a permanent fee reduction implemented in 2017.

154

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Environmental Opportunities Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Global Capital Appreciation Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. The Board noted recent and upcoming changes to the Fund’s portfolio management team. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from the reductions in the management fee schedule at the last three breakpoints effective on November 1, 2017.

Hartford Global Equity Income Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

Hartford International Equity Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. In considering the Fund’s expenses, the Board noted the shareholder savings resulting from a permanent fee reduction implemented in 2017.

The Hartford International Growth Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

The Hartford International Opportunities Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. In considering the Fund’s expenses, the Board noted that the Sub-Adviser has limited capacity with respect to the Fund’s strategy which may impact the Fund’s sub-advisory fee levels.

155

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford International Small Company Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

The Hartford International Value Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. In considering the Fund’s expenses, the Board noted that the Sub-Adviser has limited capacity with respect to the Fund’s strategy which may impact the Fund’s sub-advisory fee levels.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

156

International/Global Equity Funds

Additional Information Regarding the New Transfer Agency Fee (Unaudited – Not Part of the Annual Report)

Effective November 1, 2017, The Hartford Mutual Funds, Inc. (the “Company”), on behalf of the funds listed in the table below (each a “Fund”), entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with Hartford Administrative Services Company (“HASCO”). Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to Boston Financial Data Services, Inc. (“BFDS”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the Board.

If this new arrangement were in place during the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’ average daily net assets would have been as follows:

Fund	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Hartford Emerging Markets Equity Fund	0.25%	0.25%	0.00%	0.11%	0.02%	0.02%	0.02%	N/A	0.02%
Hartford Environmental Opportunities Fund	0.13%	0.06%	0.00%	0.02%	0.02%	0.02%	0.02%	0.00%	0.03%
Hartford Global Capital Appreciation Fund	0.19%	0.14%	0.00%	0.09%	0.02%	0.01%	0.02%	N/A	0.03%
Hartford Global Equity Income Fund	0.19%	0.25%	0.00%	0.14%	0.02%	0.02%	0.02%	N/A	0.01%
Hartford International Equity Fund	0.24%	0.25%	0.00%	0.12%	0.02%	0.02%	0.02%	N/A	0.01%
Hartford International Growth Fund	0.25%	0.25%	0.00%	0.19%	0.02%	0.01%	0.02%	N/A	0.02%
Hartford International Opportunities Fund	0.17%	0.20%	0.00%	0.13%	0.01%	0.01%	0.00%	0.00%	0.01%
Hartford International Small Company Fund	0.25%	0.25%	0.00%	0.06%	0.01%	0.01%	0.02%	N/A	0.01%
Hartford International Value Fund	0.15%	0.10%	0.00%	0.06%	0.02%	0.02%	0.01%	N/A	0.03%

157

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Customer Privacy Notice

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and

protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-GE17 12/17    204306    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report, covering the period from November 1, 2016 through October 31, 2017.

Market Review

During the 12 months ended October 31, 2017, U.S. stocks, as measured by the

S&P 500 Index,1 kept an upward trajectory. During this period, the S&P 500 Index generated a 23.6% total return, hitting another record high in late October.

The primary drivers of market progress during the period were slow, yet steady growth, positive corporate earnings, and positive job reports. These market conditions have served as the basis of the U.S. Federal Reserve’s (Fed) interest-rate hike cycle that began in December 2015 and continued through June 2017, when short-term rates rose by 0.25% to a range of 1% to 1.25%. At the time of this writing, consensus expectations were for a continued gradual increase in interest rates throughout 2018, which should help markets better digest and account for such changes.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. Congress has approved a budget resolution for the new fiscal year and pushed back the deadline to lift the debt ceiling in an effort to tie federal funding for disaster relief to the bills following three major hurricanes. Uncertainty surrounding healthcare and tax reform remain. Additionally, concerns about possible nuclear action from North Korea may be contributing to market uncertainty.

In Europe, while Macron’s victory in France was viewed as market-friendly, uncertainty remains, for example, with respect to Britain’s “Brexit” undertaking to leave the European Union, which could influence markets or cause an uptick in volatility.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Fixed Income Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Emerging Markets Local Debt Fund (Unaudited) inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Year	Since Inception[1]
Emerging Markets Local Debt A2	6.80%	-0.78%	0.12%
Emerging Markets Local Debt A3	2.00%	-1.69%	-0.59%
Emerging Markets Local Debt C2	5.98%	-1.54%	-0.65%
Emerging Markets Local Debt C3	4.98%	-1.54%	-0.65%
Emerging Markets Local Debt I2	7.11%	-0.54%	0.36%
Emerging Markets Local Debt R3[2]	6.61%	-1.15%	-0.25%
Emerging Markets Local Debt R4[2]	6.73%	-0.82%	0.07%
Emerging Markets Local Debt R5[2]	7.00%	-0.60%	0.31%
Emerging Markets Local Debt Y2	7.11%	-0.47%	0.38%
Emerging Markets Local Debt F2	7.18%	-0.53%	0.37%
JP Morgan GBI Emerging Markets Global Diversified Index	5.18%	-1.58%	-0.62%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a comprehensive global, local emerging-markets index, and consists of liquid, fixed-rate, domestic-currency government bonds.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Local Debt Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Emerging Markets Local Debt Class A	1.26%	1.49%
Emerging Markets Local Debt Class C	2.01%	2.28%
Emerging Markets Local Debt Class I	1.01%	1.27%
Emerging Markets Local Debt Class R3	1.56%	1.77%
Emerging Markets Local Debt Class R4	1.26%	1.47%
Emerging Markets Local Debt Class R5	0.96%	1.16%
Emerging Markets Local Debt Class Y	0.91%	1.11%
Emerging Markets Local Debt Class F	0.91%	1.06%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

James W. Valone, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Evan J. Ouellette

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael T. Henry

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Kevin Murphy

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 6.80%, before sales charges, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index (GBI-EMGD), which returned 5.18% for the same period. The Fund also outperformed the 5.45% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance, during the period.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was strong during the period. Local markets debt, as measured by the

JP Morgan GBI Emerging Markets Global Diversified (GBI-EMGD), generated a total return of 5.18% in U.S. Dollar terms. Emerging Markets (EM) interest rates, and specifically coupon income, drove positive returns, with the depreciation of emerging markets currencies versus the U.S. dollar (USD) slightly weighing on results.

Emerging market corporate debt finished the period with a return of 6.18% and credit spreads narrowed by 0.60% to a level of 2.73% by the end of the period as measured by the JP Morgan CEMBI Broad Diversified Index (CEMBIBD).

In December 2016, the U.S. Federal Reserve (Fed) opted to increase its policy rate for only the second time in eight years. It followed this rate increase with two additional rate increases, and also laid out its plans for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017. Separately, the European

3

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Central Bank (ECB) announced plans to continue its asset-purchase program though at least September 2018, but at a lower monthly purchase rate than its current level.

Regarding emerging markets, in Europe, the Middle East, and Africa (EMEA), the Czech Republic’s central bank removed the euro/Czech koruna floor that had been in place since November 2013. In Poland, thousands of people protested the government’s attempt to overhaul the judicial branch, fearing it would undermine the judiciary’s independence. The U.S. approved new sanctions against Russia. Turkish President Recep Tayyip Erdogan continued efforts to consolidate his power, arresting opposition leaders and detaining members of the country’s parliament. Later, a referendum on constitutional change passed, further strengthening President Erdogan’s powers. In South Africa, President Jacob Zuma fired finance minister Pravin Gordhan, part of a larger cabinet shuffle in which 10 of 35 ministers were repositioned or dismissed. Later in 2017, President Zuma survived a no-confidence vote held by secret ballot. South Africa also unveiled its Medium Term Budget Policy Statement, which was worse than many had anticipated. The Organization of Petroleum Exporting Countries (OPEC) agreed to its first production cut in eight years. A Saudi Arabian-led alliance of Gulf Arab states severed most diplomatic and economic ties with Qatar. Citing irregularities, Kenya’s Supreme Court nullified incumbent President Uhuru Kenyatta’s election win and ordered a new poll between Kenyatta and Raila Odinga, which was subsequently won by Kenyatta and boycotted by Odinga.

In Latin America, daily anti-government protests continued in Venezuela due to the ongoing economic and humanitarian crisis, leaving thousands of people arrested and more than one hundred people dead. Venezuelan President Nicolás Maduro declared victory in the election of a Constituent Assembly to re-write the nation’s constitution; in response, the U.S. imposed targeted sanctions against President Maduro, other Venezuelan leaders, and certain individuals close to the government, and later banned trading in U.S. markets of new debt and equity issued by the Venezuelan government and its state oil company. In Brazil, President Michel Temer was officially charged with corruption in two separate rounds of charges. However, in each instance, Brazil’s Congress voted to reject the charges against President Temer, protecting him from prosecution while he remains in office. Argentina removed the mandatory 120-day holding period for foreign capital to repatriate funds. Later, the governing coalition of Argentinian President Mauricio Macri had a strong showing in midterm elections, strengthening President Macri’s ability to implement economic changes. El Salvador’s Congress approved a series of major pension reforms. North American Free Trade Agreement (NAFTA) renegotiations began and several rounds of talks took place, culminating with an agreement to extend discussions into the first quarter of 2018.

In Asia, the Malaysian central bank asked foreign banks to refrain from trading non-deliverable currency forwards to reduce trading in the offshore market. South Korea’s Parliament voted to impeach President Park Geun-hye after she became embroiled in a corruption scandal, and Moon Jae-in won the country’s subsequent presidential election. Tensions continued to rise on the Korean peninsula as North Korea defied calls for it to halt missile launches and stated that it successfully tested a hydrogen bomb, prompting the United Nations (UN) Security Council to impose additional sanctions. China and Hong Kong officially launched the Bond Connect, allowing foreign investors to access the Chinese bond market. Later in the period, President Xi Jinping kicked off China’s 19th Communist Party Congress with a speech signaling “a new historic juncture in China’s development” which pointed to development goals and greater involvement in international affairs. Additionally, China returned to international bond markets for the first time in thirteen years by selling $2 billion in U.S. dollar-denominated bonds.

Within the Fund, relative to the GBI-EMGD, security selection and currency positioning contributed to positive performance, while duration strategies detracted from performance. The Fund’s structural allocation to corporate bonds had a positive impact on relative performance as, generally speaking, corporate bonds marginally outperformed the local rates and coupon component of the GBI-EMGD. Within the corporate bond holdings in the Fund, security selection drove positive performance versus the CEMBIBD, and country allocation also had a marginal positive impact.

The Fund’s duration strategies detracted from relative performance. When examining EM local market duration exposure, in EMEA, an underweight duration exposure for most of the period to the Czech Republic aided results; we are cautious on Czech local rates as we expect the central bank to continue tightening, more than markets are suggesting, due to above-target inflation and increased domestic demand pressures. An underweight duration exposure to Poland, based on improving growth and wage inflation, also had a positive impact. In addition, an underweight duration exposure to Romania, due to the government’s pro-cyclical fiscal stance, contributed positively to performance. However, in Latin America, an underweight duration exposure to Colombia detracted from results; we believe our view of deflation and the Colombian central bank continuing to cut rates is in line with the market, and that valuations are unattractive. In Asia, an underweight duration exposure to Indonesia for most of the period, given less attractive valuations and expectations that the central bank would not cut rates, also detracted from relative performance. In addition, there was a negative duration impact from corporate holdings, for which the duration effect is predominantly captured by U.S. treasury yield movements; U.S. treasury yields increased over the period.

Security selection contributed positively to relative performance during the period. In EMEA, an underweight exposure to short- and long-dated local sovereign debt in Turkey weighed on results, as did an underweight exposure to short-dated local sovereign debt in Poland; in contrast, an allocation to short- and medium-term local sovereign debt in Ghana helped results. An allocation to external

4

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

corporate and quasi-sovereign debt in Russia, the United Arab Emirates, and Kazakhstan, as well as to external quasi-sovereign debt in Azerbaijan, also proved favorable. In Latin America, an allocation to long-dated Uruguayan local sovereign debt aided performance. In Argentina, an allocation to inflation-linked debt and to a Lebac (i.e., short-term debt securities issued by the central bank of Argentina) total return swap, as well as an overweight exposure to select mid- and long-dated local sovereign debt, also helped results. Further, an allocation to external provincial and corporate debt in Argentina, as well as to external quasi-sovereign and corporate debt in Mexico, Brazil, and Chile, had a positive impact. In Asia, an underweight exposure to short- and long-dated local sovereign debt in Malaysia detracted from performance, as did an underweight exposure to select local sovereign debt across the yield curve in Indonesia. At the same time, an allocation to external quasi-sovereign and corporate debt in China and India, and to external corporate debt in Hong Kong, contributed positively to results.

Currency positioning aided results. In EMEA, positioning in the Turkish lira, where we were underweight at the beginning of the period due to expectations that balance of payments pressures would persist, and overweight in the middle of the period due to an expected benefit from lower oil prices, contributed positively to performance. An overweight exposure for most of the period to the Polish zloty, due to slightly higher carry than regional peers, as well as a flexible and competitive labor market and EU fund inflows driving growth, aided results; an allocation to the Egyptian pound, based on what we consider to be favorable valuations, also proved beneficial. Additionally, an underweight exposure for most of the period to the South African rand, given political risk, had a positive impact. In Latin America, an overweight exposure for most of the period to the Mexican peso, given attractive valuations, aided performance; tactical positioning in the Colombia peso also contributed positively to performance. In contrast, in Asia, an underweight exposure for most of the period to the Thai baht, due to low carry, weighed on results.

During the period, the Fund’s interest rate and credit positioning was primarily implemented through cash bond positions and derivatives, such as interest rate and total return swaps, credit default swap contracts, and interest rate futures. We used local currency denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options to express our views on currency. Overall, the Fund’s positioning implemented via derivatives contributed positively to performance relative to the GBI-EMGD Index during the period.

What is the outlook?

We believe EM fundamentals are improving against a broadly constructive global backdrop, though some key risks remain. Growth is picking up modestly in EM countries, and we expect continued modest growth in 2018 for a gradual, u-shaped recovery. Current account balances meaningfully recovered in a number of markets, thanks to the widespread adoption of flexible exchange rate policies and improved demand for EM exports. With this adjustment, EM currencies have broadly stabilized, leaving many countries less reliant on foreign capital inflows to finance external deficits. These trends have also led to reduced inflationary pressures in the most vulnerable markets, creating space for rate cuts. Fiscal policies are also beginning to improve, though government debt ratios will likely continue to creep higher until more action is taken to address fiscal imbalances. We expect that the drag on growth from the commodity price shock should continue to slowly dissipate, as supply/demand trends keep oil valuations within a range that is comfortable for most EM countries. While this is a constructive picture for emerging markets in aggregate, not all countries are moving at the same pace and direction, as a result, we expect country differentiation to remain an essential component of the Fund’s strategies.

The global backdrop remains supportive for emerging markets on the back of synchronized global growth. This, combined with a very gradual withdrawal of monetary stimulus and improving EM fundamentals, drives our constructive view on emerging markets. We expect that global liquidity should moderate this year due to U.S. Fed tightening, but developed market central bank policy may remain broadly accommodative. Future policy actions are susceptible to the path of inflation, but the Fund’s base case remains that monetary policy normalization will continue at a gradual pace. While we recognize risks stemming from the Fed’s rate hiking cycle, it is important to remember that EM countries are in a stronger fundamental position today than they were at the start of tapering discussions in 2013. Meanwhile, China’s recent growth trends have been supported by local construction and property prices. Though we anticipate a slowdown in growth, the government is gradually addressing credit excesses in the banking sector by curbing the expansion of banks’ off-balance sheet business and tightening oversight of wealth management products. We view this as a positive policy effort and the impact to China’s real economy should be limited, aiding a soft landing. Key risks to watch over the near-term are developed market central bank policy, the U.S. policy agenda and impacts on inflation, geopolitics, and a shock to Chinese growth.

Turning to the Fund, we continue to find what we consider to be value in select local interest rate markets. We favor EM local rates exposure in Russia in particular – a special case where inflation is falling structurally and the central bank may ease beyond what markets have priced in. The Russian central bank can continue lowering rates, even as the Fed moves in the opposite direction, because of these favorable domestic dynamics. We also find longer-duration debt attractive in Mexico, mainly due to valuations as opposed to the direction of monetary policy. In Turkey, we balance the improvement in the inflation outlook, which appears to have peaked and leaves the central bank room to initiate an easing cycle, against risks surrounding the timing and pace of the rate cutting cycle. In Latin America, we ended the period underweight Brazil and Colombia relative to the benchmark despite rate cutting cycles in both countries. In Brazil, we find the longer-dated bonds to be overvalued

5

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

in our view; in Colombia, we expect inflation to continue to fall due to low growth and the central bank to continue cutting rates, but we believe the Fund’s underweight is in line with market views and valuations are unattractive. In Central Europe, we are cautious on the Czech Republic, as we expect the central bank to continue to tighten, more than markets are suggesting, due to above-target inflation and increased domestic demand pressures. In Asia, we favor higher yielding markets, specifically India, where valuations are attractive in our view. In contrast, we are cautious on the lower yielding Asian markets, including Thailand, Malaysia, and South Korea, where growth trends are improving and markets are more susceptible to rising inflationary pressures as the global recovery continues.

As for foreign exchange, we favor Latin America and EMEA over Asia. Broadly speaking, valuations are attractive in our view, and more resilient fundamental trends may temper downside risks over the medium-term. Improving growth in Europe and Japan may lead to a gradual reduction of monetary stimulus in those markets, reducing dispersion with U.S. policy. However, U.S. trade policy remains a wild card and tempers our constructive view. The Fund’s currency exposure is largely focused in some smaller idiosyncratic markets (Egypt, Ghana, Uruguay, and Kazakhstan). In Latin America, we favor the Peruvian sol due to attractive valuations in our view, particularly relative to copper prices. In Europe, we are cautious on the Czech koruna, which we believe remains vulnerable to outflows given heavy foreign positioning; we are also cautious on the Hungarian forint, where the central bank maintains a low interest rate policy and appears determined to act against currency appreciation. We remained underweight Asian currencies in aggregate relative to the benchmark, including the Thai baht and Taiwan dollar, which are low carry and are vulnerable to moves in the USD. However, we continued to invest in the Chinese renminbi, where the carry remains attractive and capital outflow risks are more muted. We also find value in the Indian rupee, which we believe has attractive carry supported by a strong balance of payments, as well as the Malaysian ringgit, where we believe valuations are particularly attractive in the context of an improving outlook for the trade balance and a relatively strong external position.

Regarding EM corporates, fundamentals suffered when commodity prices fell and growth in emerging markets slowed. However, we have since seen steady improvement, especially in commodity-sensitive sectors. Corporate issuers were largely shut out of international markets during the commodity price shock and reacted positively by cutting capital expenditures, dividends, and cost structures. Looking forward, we expect that deleveraging among emerging market corporates should plateau, and that companies are likely to increase spending on capital expenditures and dividends, starting from a point of stronger credit fundamentals.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated

objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	19.4%
Foreign Government Obligations	72.1
U.S. Government Securities	1.3

Total	92.8%

Short-Term Investments	6.3
Purchased Options	0.6
Other Assets & Liabilities	0.3

Total	100.0%

6

The Hartford Floating Rate Fund (Unaudited) inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Floating Rate A1	5.66%	3.62%	3.62%
Floating Rate A2	2.49%	2.99%	3.30%
Floating Rate C1	4.89%	2.86%	2.85%
Floating Rate C2	3.89%	2.86%	2.85%
Floating Rate I1	5.95%	3.90%	3.89%
Floating Rate R3[1]	5.25%	3.33%	3.36%
Floating Rate R4[1]	5.52%	3.60%	3.60%
Floating Rate R5[1]	5.96%	3.91%	3.84%
Floating Rate Y1	5.99%	3.96%	3.96%
Floating Rate F1	5.99%	3.90%	3.90%
Credit Suisse Leveraged Loan Index	5.25%	4.46%	4.42%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 4/23/12, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 5/18/12, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

7

The Hartford Floating Rate Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Floating Rate Class A	1.01%	1.02%
Floating Rate Class C	1.74%	1.74%
Floating Rate Class I	0.74%	0.74%
Floating Rate Class R3	1.26%	1.38%
Floating Rate Class R4	1.01%	1.07%
Floating Rate Class R5	0.71%	0.80%
Floating Rate Class Y	0.71%	0.71%
Floating Rate Class F	0.66%	0.66%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Jeffrey W. Heuer, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate Fund returned 5.66%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 5.25% for the same period. The Fund also outperformed the 4.73% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the process of exiting the E.U. (Brexit) as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets

8

The Hartford Floating Rate Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Over the period, both security selection and sector allocation were contributors to positive outperformance relative to the Credit Suisse Leveraged Loan Index. The primary driver of outperformance was security selection, largely due to strong selection within the Financial Institutions, Energy, and Utilities sectors, which was partially offset by weaker selection within the Consumer Products sector. Within sector allocation, an overweight allocation to the Energy sector and underweight to Retail Stores contributed positively to the Fund’s benchmark-relative performance, while underweight allocations to Media Entertainment, Automotive, and Diversified Manufacturing detracted from performance. In aggregate, credit quality positioning had a slightly negative impact on relative performance as the Fund’s underweight to CCC and below-rated securities detracted during a time when lower quality outperformed.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over the twelve month period ended October 31, 2017, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards detracted from benchmark relative performance due to the decline of the U.S. dollar relative to the Euro and the British Pound over the period.

What is the outlook?

Our outlook for bank loans remains generally constructive. Overall, we are seeking to position the Fund to benefit from an improving economy, while also seeking to exploit issuer-specific opportunities. We believe the macro environment supports issuers with leveraged balance sheets, as indicators show increasing economic strength. That said, we continue to monitor global political risks. Tighter U.S. monetary policy may benefit bank loans more than fixed rate sectors as bank loan coupons reset higher given their floating-rate nature. Currently we are finding what we believe to be the best opportunities in higher-quality, U.S.-focused issuers in less cyclical industries. Wireless issuers remained a key overweight; recent consolidation in the U.S. may improve industry structure and economics. Meanwhile, we maintained an underweight to the Media Entertainment sector. Many of its sub-sectors appear in secular (long-term) decline, including terrestrial radio, printing, and newspapers. With respect to quality, we continued to overweight single B-rated loans as we believe they currently offer the best risk/reward profile. Overall, we believe default rates will remain below historical averages, and are expected to remain benign. We believe the asset class has many long term potential benefits, including diversification and floating-rate coupons, that we believe should eventually reassert themselves to enhance the relative appeal of bank loans for investors.

We remain constructive on high yield given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. While global political risks remain, we believe valuations appear reasonable relative to our outlook, in particular given our expectation for a benign default environment over the next year. We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. While we continue to monitor the possible impact on global growth of increased political uncertainty and potentially more protectionist policies, we believe strong investor demand should continue to support the high yield market. We believe high yield maintains an attractive yield advantage and the ongoing “search for yield” given the low absolute levels of interest rates around much of the globe may continue to provide a tailwind for the asset class going forward.

At the end of the period, the Fund maintained out-of-benchmark allocations to high yield credit and investment grade credit. Within credit quality positioning, the Fund was overweight BB-rated

9

The Hartford Floating Rate Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

securities and underweight B-rated and CCC and below-rated securities relative to the benchmark. In terms of sector positioning, the Fund was overweight Gaming, Energy, and Consumer Cyclical Services and underweight Technology, Retailers, and Media and Entertainment, relative to the Credit Suisse Leveraged Loan Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans can be difficult to value and highly illiquid; they are subject to credit risk, bankruptcy risk, and insolvency. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”).

The Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.7%

Total	0.7%

Fixed Income Securities
Corporate Bonds	6.6%
Senior Floating Rate Interests	97.9

Total	104.5%

Short-Term Investments	0.4
Other Assets & Liabilities	(5.6)

Total	100.0%

10

The Hartford Floating Rate High Income Fund (Unaudited) inception 09/30/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Year	Since Inception[1]
Floating Rate High Income A2	6.38%	4.16%	5.51%
Floating Rate High Income A3	3.19%	3.53%	4.98%
Floating Rate High Income C2	5.59%	3.39%	4.72%
Floating Rate High Income C3	4.59%	3.39%	4.72%
Floating Rate High Income I2	6.64%	4.44%	5.79%
Floating Rate High Income R3[2]	6.07%	3.88%	5.18%
Floating Rate High Income R4[2]	6.38%	4.18%	5.49%
Floating Rate High Income R5[2]	6.59%	4.68%	5.96%
Floating Rate High Income Y2	6.71%	4.48%	5.79%
Floating Rate High Income F2	6.57%	4.43%	5.78%
Credit Suisse Leveraged Loan Index	5.25%	4.46%	5.47%

[1]	Inception: 09/30/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 4/23/12, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 5/18/12, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Floating Rate High Income Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Floating Rate High Income Class A	1.07%	1.16%
Floating Rate High Income Class C	1.82%	1.91%
Floating Rate High Income Class I	0.82%	0.91%
Floating Rate High Income Class R3	1.37%	1.55%
Floating Rate High Income Class R4	1.07%	1.23%
Floating Rate High Income Class R5	0.77%	0.92%
Floating Rate High Income Class Y	0.77%	0.87%
Floating Rate High Income Class F	0.77%	0.82%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Jeffrey W. Heuer, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate High Income Fund returned 6.38%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 5.25% for the same period. The Fund also outperformed the 4.73% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the process of exiting the E.U. (Brexit) as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e., U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets

12

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Over the period, outperformance relative to the Credit Suisse Leveraged Loan Index was largely driven by security selection. Selection was strongest within the Financial Institutions, Energy, and Healthcare sectors, which was partially offset by weaker selection within the Consumer Products sector. In aggregate, sector allocation also had a positive impact on relative performance during the period. An underweight to the Retail Stores sector contributed positively to the Fund’s benchmark-relative performance, while underweight allocations to Media Entertainment and Automotive sectors detracted from performance. In aggregate, credit quality positioning had a positive impact on relative performance, as the Fund’s overweight to CCC and below-rated securities contributed positively during a time when lower quality outperformed.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over the twelve month period ended October 31, 2017, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards detracted from performance relative to the Credit Suisse Leveraged Loan Index due to the decline of the U.S. dollar relative to the Euro and the British Pound over the period.

What is the outlook?

Our outlook for bank loans remains generally constructive. Overall, we are seeking to position the Fund to benefit from an improving economy, while also seeking to exploit issuer-specific opportunities. We believe the macro environment supports issuers with leveraged balance sheets, as indicators show increasing economic strength. That said, we continue to monitor global political risks. Tighter U.S. monetary policy may benefit bank loans more than fixed rate sectors as bank loan coupons reset higher given their floating-rate nature. Currently, we are finding what we believe to be the best opportunities in higher-quality, U.S.-focused issuers in less cyclical industries. Wireless issuers remained a key overweight; recent consolidation in the U.S. may improve industry structure and economics. Meanwhile, we maintained an underweight to the Media Entertainment sector. Many of its sub-sectors appear in secular (long-term) decline, including terrestrial radio, printing, and newspapers. With respect to quality, we continued to overweight single B-rated loans as we believe they currently offer the best risk/reward profile. Overall, we believe default rates will remain below historical averages, and are expected to remain benign. We believe the asset class has many long term potential benefits, including diversification and floating-rate coupons, that we believe should eventually reassert themselves to enhance the relative appeal of bank loans for investors.

We remain constructive on high yield given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. While global political risks remain, we believe valuations appear reasonable relative to our outlook, in particular given our expectation for a benign default environment over the next year. We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. While we continue to monitor the possible impact on global growth of increased political uncertainty and potentially more protectionist policies, we believe strong investor demand should continue to support the high yield market. We believe high yield maintains an attractive yield advantage and the ongoing “search for yield” given the low absolute levels of interest rates around much of the globe may continue to provide a tailwind for the asset class going forward.

At the end of the period, the Fund maintained out-of-benchmark allocations to high yield credit and investment grade credit. Within

13

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

credit quality positioning, the Fund was overweight BB-rated securities and underweight B-rated and CCC and below-rated securities relative to the benchmark. In terms of sector positioning, the Fund was overweight Gaming, Energy, and Consumer Cyclical Services and underweight Technology, Retailers, and Media and Entertainment, relative to the Credit Suisse Leveraged Loan Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.7%

Total	0.7%

Fixed Income Securities
Corporate Bonds	9.7%
Senior Floating Rate Interests	98.3

Total	108.0%

Other Assets & Liabilities	(8.7)

Total	100.0%

14

The Hartford High Yield Fund (Unaudited) inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
High Yield A1	8.16%	5.01%	6.11%
High Yield A2	3.29%	4.05%	5.62%
High Yield C1	7.52%	4.24%	5.33%
High Yield C2	6.52%	4.24%	5.33%
High Yield I1	8.70%	5.29%	6.43%
High Yield R3[1]	7.99%	4.70%	5.80%
High Yield R4[1]	8.45%	5.03%	6.13%
High Yield R5[1]	8.63%	5.32%	6.40%
High Yield Y1	8.69%	5.35%	6.46%
High Yield F1	8.63%	5.27%	6.42%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	8.92%	6.27%	7.82%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

The Hartford High Yield Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
High Yield Class A	1.06%	1.22%
High Yield Class C	1.81%	1.87%
High Yield Class I	0.81%	0.87%
High Yield Class R3	1.36%	1.49%
High Yield Class R4	1.06%	1.19%
High Yield Class R5	0.76%	0.89%
High Yield Class Y	0.71%	0.81%
High Yield Class F	0.71%	0.76%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford High Yield Fund returned 8.16%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned 8.92% for the same period. The Fund outperformed the 8.07% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the process of exiting the E.U. (Brexit) as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter of 2017 as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

16

The Hartford High Yield Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned 8.92% for the twelve months ended October 31, 2017 and outperformed duration equivalent treasuries by 9.26%. The option-adjusted spread (OAS) of the Bloomberg Barclays U.S. Corporate High Yield Bond Index was 3.38% on October 31, 2017, narrower than twelve months ago (4.77% as of October 31, 2016). During the period, security selection was the primary contributor to returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, driven primarily by the Financials, Technology, and Healthcare sectors. This was partially offset by weaker selection in the Energy sector.

Overall, sector allocation decisions slightly contributed positively to benchmark-relative returns, primarily driven by the Fund’s underweight allocations to the retailers and supermarkets sectors. This was partially offset by an overweight to Energy, which detracted from performance.

Credit quality positioning contributed positively to relative performance during the period, primarily due to an underweight to B-rated securities.

Over the period, the Fund had a small position in High Yield Credit Default Swap Index (CDX) which contributed positively to performance relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Fund’s CDX position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund.

What is the outlook?

We remain constructive on high yield given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. While global political risks remain, we believe valuations appear reasonable relative to our outlook, in particular given our expectation for a benign default environment over the next year.

We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. While we continue to monitor the possible impact on global growth of increased political uncertainty and potentially more protectionist policies, we believe strong investor demand should continue to support the high yield market. We believe high yield maintains an attractive yield advantage and the ongoing “search for yield” given the low absolute levels of interest rates around much of the globe may continue to provide a tailwind for the asset class going forward.

The Fund ended the period most overweight the gaming and packaging sectors, and was most underweight to the retailers and automotive sectors relative to the benchmark.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

17

The Hartford High Yield Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.5%
Preferred Stocks	0.2

Total	0.7%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0 *%
Convertible Bonds	1.9
Corporate Bonds	90.3
Senior Floating Rate Interests	1.3

Total	93.5%

Short-Term Investments	5.6
Other Assets & Liabilities	0.2

Total	100.0%

*	Percentage rounds to zero.

18

The Hartford Inflation Plus Fund (Unaudited) inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Inflation Plus A1	0.27%	-1.02%	3.27%
Inflation Plus A2	-4.24%	-1.93%	2.80%
Inflation Plus C1	-0.46%	-1.76%	2.51%
Inflation Plus C2	-1.46%	-1.76%	2.51%
Inflation Plus I1	0.53%	-0.78%	3.54%
Inflation Plus R3[1]	-0.07%	-1.37%	2.90%
Inflation Plus R4[1]	0.22%	-1.07%	3.21%
Inflation Plus R5[1]	0.54%	-0.78%	3.50%
Inflation Plus Y1	0.59%	-0.71%	3.59%
Inflation Plus F1	0.62%	-0.76%	3.55%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	0.15%	0.04%	3.17%
Bloomberg Barclays U.S. TIPS Index	-0.12%	-0.11%	3.81%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S currency, and have maturities of 1 to 10 years.

Bloomberg Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or taxes) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

19

The Hartford Inflation Plus Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Inflation Plus Class A	0.85%	0.96%
Inflation Plus Class C	1.60%	1.67%
Inflation Plus Class I	0.60%	0.74%
Inflation Plus Class R3	1.20%	1.26%
Inflation Plus Class R4	0.90%	0.96%
Inflation Plus Class R5	0.60%	0.68%
Inflation Plus Class Y	0.55%	0.61%
Inflation Plus Class F	0.55%	0.56%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Manager

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Inflation Plus Fund returned 0.27%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmarks, the Bloomberg Barclays U.S. TIPS 1-10 Year Index and Bloomberg Barclays U.S. TIPS Index, which returned 0.15% and -0.12%, respectively, for the same period. The Fund underperformed the 0.47% average return of the Lipper Treasury Inflation Protection Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities, during the period. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the process of exiting the E.U. (Brexit) as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter of 2017 as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it

20

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Real and nominal U.S. Treasury yields were mixed over the past twelve months, reflecting changing levels of conviction in the global “reflation trade” as well as broader anxiety over domestic policy risk and global geopolitical risk. In late 2016, following the U.S. presidential election, markets priced in a very optimistic scenario of stimulatory fiscal policy, leading to sharply higher yields and to a significant widening in the “inflation breakeven” spread between TIPS and nominal U.S. Treasuries. As markets subsequently reacted to the continued gridlock in Washington D.C. and realized inflation underperformed expectations, these gains were largely reversed. More recently, however, renewed momentum around tax reform, expectation of Hurricane-related fiscal stimulus, and the likelihood of rates rising from tightening monetary policy have driven rates higher. Over the twelve months ending October 31, 2017, 5- and 10-year TIPS “real” yields rose 0.51% and 0.41%, respectively, and 5- and 10-year inflation breakevens rose by 0.20% and 0.14%, respectively.

The Fund’s allocation across various credit sectors, or “plus” sectors, such as bank loans, non-agency residential mortgage-backed securities (MBS), and commercial MBS were the primary contributors to outperformance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index, as credit spreads traded tighter over the period. The Fund is invested in these “plus” sectors because of the investment team’s expectation that these particular sectors will be correlated to inflation over time, and the sectors are overlaid with consumer price index (CPI) swaps so that the overall Fund “beta” to inflation is not diminished. The Fund’s positioning within Emerging Market inflation-linked bonds was another area of performance strength, as were the Fund’s tactical duration positions.

Over the period, the Fund made use of derivatives in pursuit of both risk management and total returns. Derivatives usage included U.S. Treasury futures to manage duration, credit default swaps to manage sector exposure, currency forwards both to hedge emerging market currency risk and as part of the developed currency strategy, and CPI swaps and bond forwards to add inflation sensitivity. Over the period, the impact of derivatives on performance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index was generally positive. The Fund’s exposures to interest rate swaps, CPI swaps, and credit derivatives (e.g. commercial mortgage-backed security index) were additive to performance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index. The performance of currency forward positions also contributed positively relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index. The use of bond futures to manage duration slightly detracted from performance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index.

What is the outlook?

We continue to expect that the Core Consumer Price Index will move towards 2% by the first half of 2018. Therefore, our view remains that 5- and 10-year inflation breakevens are trading cheap, though we are seeking to keep risk low in this position, as we do not have high conviction about a near-term catalyst that would send breakevens materially higher.

We continued to be underweight shorter-term TIPS, which are most sensitive to short-term changes in inflation, and are focused on security selection around the 10-year segment of the TIPS curve. The Fund maintained allocations to bank loans, non-USD inflation linked bonds, non-agency MBS and commercial MBS, at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are

21

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	2.4%
Foreign Government Obligations	3.2
Senior Floating Rate Interests	4.9
U.S. Government Agencies	0.0 *
U.S. Government Securities	86.9

Total	97.4%

Short-Term Investments	2.9
Other Assets & Liabilities	(0.3)

Total	100.0%

*	Percentage rounds to zero.

22

Hartford Municipal Income Fund (Unaudited) inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	Since Inception[1]
Municipal Income A2	2.03%	3.43%
Municipal Income A3	-2.56%	1.49%
Municipal Income C2	1.87%	2.91%
Municipal Income C3	0.87%	2.91%
Municipal Income I2	2.29%	3.69%
Municipal Income F2	2.32%	3.70%
Bloomberg Barclays Municipal Bond Index	2.19%	3.39%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

Hartford Municipal Income Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Income Class A	0.71%	1.71%
Municipal Income Class C	1.46%	2.41%
Municipal Income Class I	0.46%	1.41%
Municipal Income Class F	0.41%	1.41%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager/Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Income Fund returned 2.03%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 2.19% for the same period. The Fund outperformed the 1.77% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing significant losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets as well. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter of 2017 as solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it

24

Hartford Municipal Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch US Municipal Securities Index, posted a positive total return of 2.11% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the twelve-month period ended October 31, 2017 as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA rated GOs to yields on 10-year Treasuries decreased over the period, falling from 94.0% to 84.5%. Over the period, technical factors were generally positive as demand for municipal funds and individual bonds was relatively strong while supply was measured.

The primary driver of underperformance relative to the Bloomberg Barclays Municipal Bond Index during the period was an out-of-benchmark allocation to high yield revenue bonds and high yield general obligation bonds. Security selection within investment grade revenue bonds, especially within the transportation and special tax sectors, contributed positively to relative performance during the period. The Fund’s duration and yield curve positioning also contributed positively to relative results during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economy to maintain a steady growth rate, driven by employment gains, elevated confidence, and investment spending. We ended the period with a moderately pro-cyclical risk posture and believe this positioning is appropriate going forward. We believe fundamentals remain strong across our favored revenue sectors relative to state and local issuers. Within transportation, we remain positive on airports and toll roads with a slight preference for toll roads as we believe fundamentals and spread levels are modestly more attractive for these bonds than they are for the airport sector. Overall enplanement (passenger) growth has slowed compared to recent quarters but is still positive. We believe that toll road revenues continue to grow as auto travel remains strong. Within GO credits, we are positive on select state and local issuers, supported by adequate reserve levels, steady revenue growth, and more stable fiscal conditions. The Fund ended the period with a duration of 6.11 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2017

Municipal Bonds	Percentage of Net Assets
Airport	10.1%
Development	2.0
Education	4.7
Facilities	0.2
General Obligation	16.0
Higher Education	1.9
Medical	8.5
Mello-Roos District	1.4
Nursing Homes	6.5
Other(2)	13.8
Power	2.9
School District	6.1
Single Family Housing	1.9
Tobacco	3.6
Transportation	10.6
Utilities	2.9
Water	2.8
Short-Term Investments	4.0
Other Assets & Liabilities	0.1

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

25

The Hartford Municipal Opportunities Fund (Unaudited) inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Municipal Opportunities A1	1.50%	2.74%	3.19%
Municipal Opportunities A2	-3.07%	1.79%	2.71%
Municipal Opportunities C1	0.73%	1.94%	2.41%
Municipal Opportunities C2	-0.26%	1.94%	2.41%
Municipal Opportunities I1	1.63%	2.96%	3.43%
Municipal Opportunities F1	1.66%	2.97%	3.43%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	1.94%	2.51%	4.12%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

26

The Hartford Municipal Opportunities Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Opportunities Class A	0.71%	0.71%
Municipal Opportunities Class C	1.46%	1.47%
Municipal Opportunities Class I	0.46%	0.47%
Municipal Opportunities Class F	0.41%	0.42%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Opportunities Fund returned 1.50%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 1.94% for the same period. The Fund outperformed the 1.49% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October and

27

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch US Municipal Securities Index, posted a positive total return of 2.11% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA rated GOs to yields on 10-year Treasuries decreased over the period, falling from 94.0% to 84.5%. Over the period, technical factors were generally positive as demand for municipal funds and individual bonds was relatively strong while supply was measured.

An out-of-benchmark allocation to high yield state general obligation bonds was the primary driver of benchmark-relative underperformance during the period. The Fund’s duration and yield curve positioning also detracted from performance, largely due to the Fund’s overweight to the 10-year and 20-year portions of the yield curve as rates rose. Security selection within investment grade revenue bonds, particularly within the transportation and special tax sectors, contributed positively to relative results over the period. Selection within investment grade general obligation bonds also contributed positively to relative returns during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economy to maintain a steady growth rate, driven by employment gains, elevated confidence, and investment spending. We ended the period with a moderately pro-cyclical risk posture and believe this positioning is appropriate going forward. We believe fundamentals remain strong across our favored revenue sectors relative to state and local issuers. Within transportation, we remain positive on airports and toll roads with a slight preference for toll roads as we believe fundamentals and spread levels are modestly more attractive for toll road bonds than they are for the airport sector. Overall enplanement (passenger) growth has slowed compared to recent quarters but is still positive. We believe that toll road revenues continue to grow as auto travel remains strong. Within GO credits, we are positive on select state and local issuers, supported by adequate reserve levels, steady revenue growth, and more stable fiscal conditions. The Fund ended the period with a duration of 5.26 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2017

Municipal Bonds	Percentage of Net Assets
Airport	5.2%
Bond Bank	0.2
Development	3.7
Education	1.8
Facilities	0.2
General Obligation	15.4
Higher Education	2.1
Housing	0.1
Medical	10.0
Mello-Roos District	1.4
Multifamily Housing	0.5
Nursing Homes	6.4
Other(2)	18.5
Pollution	0.1
Power	3.5
School District	7.4
Single Family Housing	3.2
Tobacco	3.6
Transportation	8.3
Utilities	0.9
Water	4.8
Short-Term Investments	3.3
Other Assets & Liabilities	(0.6)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

28

The Hartford Municipal Real Return Fund (Unaudited) inception 06/02/1986

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income exempt from federal income tax, and after-tax inflation-adjusted total returns.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Municipal Real Return A1	2.00%	1.74%	1.95%
Municipal Real Return A2	-2.59%	0.81%	1.48%
Municipal Real Return C1	1.13%	0.96%	1.19%
Municipal Real Return C2	0.14%	0.96%	1.19%
Municipal Real Return I1	2.15%	1.99%	2.20%
Municipal Real Return Y1	2.15%	2.00%	2.21%
Municipal Real Return F1	2.07%	1.98%	2.19%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	1.94%	2.51%	4.12%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

29

The Hartford Municipal Real Return Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Real Return Class A	0.70%	0.77%
Municipal Real Return Class C	1.45%	1.51%
Municipal Real Return Class I	0.45%	0.53%
Municipal Real Return Class Y	0.45%	0.51%
Municipal Real Return Class F	0.40%	0.46%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Real Return Fund returned 2.00%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 1.94% for the same period. The Fund also outperformed the 1.49% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering

30

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 2.11% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA rated GOs to yields on 10-year Treasuries decreased over the period, falling from 94.0% to 84.5%. Over the period, technical factors were generally positive as demand for municipal funds and individual bonds was relatively strong while supply was measured.

The Fund’s inflation overlay – which is implemented via Consumer Price Index (CPI) swap derivatives – was the main driver of outperformance during the period, as longer term inflation expectations increased during the period. Security selection within investment grade general obligation bonds also contributed positively to benchmark-relative returns over the period. An out-of-benchmark allocation to high yield revenue bonds detracted from relative performance over the period. The Fund’s duration and yield curve positioning also detracted slightly from relative performance.

Outside of the CPI swaps previously mentioned, derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economy to maintain a steady growth rate, driven by employment gains, elevated confidence, and investment spending. We ended the period with a moderately pro-cyclical risk posture. We believe fundamentals remain strong across our favored revenue sectors relative to state and local issuers. We expect revenue bond fundamentals to remain positive as hospitals remain fundamentally strong, but we believe that financial results have seen their peak. Furthermore, ongoing healthcare repeal risk remains. Within transportation, we remain positive on airports and toll roads with a slight preference for toll roads as we believe fundamentals and spread levels are modestly more attractive for toll road bonds than they are for the airport sector. We believe that toll road revenues continue to grow as auto travel remains strong.

Breakevens, the difference between the yield on a nominal fixed-rate bond and the real yield on an inflation-linked bond, recovered from weakness incurred in the second quarter of 2017, as CPI data improved and expectations of fiscal policy implementation improved. Though the 2017 inflation outlook has softened over the course of the year, we remain constructive on longer-term breakeven valuations. We believe that core inflation should continue to move towards two percent, supported by a strong housing market and wage growth. Proposed stimulative fiscal policies (tax and spending) represent potential inflationary pressures for the U.S. and contribute to inflation risks being skewed to the upside.

We maintained the Fund’s inflation sensitivity during the period via the inflation overlay, with the hedge ratio at approximately 73% on a contribution to duration basis at the end of the period. The Fund ended the period with a duration of 4.80 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. The value of inflation-protected securities generally fluctuates with changes in real interest rates and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

31

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition of Municipal Bonds(1)

as of October 31, 2017

Municipal Bonds	Percentage of Net Assets
Airport	10.1%
Bond Bank	0.2
Development	2.1
Education	2.9
Facilities	0.3
General Obligation	11.2
Higher Education	5.3
Medical	10.2
Mello-Roos District	0.8
Multifamily Housing	0.2
Nursing Homes	3.7
Other(2)	17.7
Pollution	0.2
Power	3.5
School District	10.3
Single Family Housing	0.2
Tobacco	1.0
Transportation	7.8
Utilities	1.5
Water	7.4
Short-Term Investments	2.4
Other Assets & Liabilities	1.0

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

32

Hartford Municipal Short Duration Fund (Unaudited) inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	Since Inception[1]
Municipal Short Duration A2	0.81%	1.19%
Municipal Short Duration A3	-3.72%	-0.72%
Municipal Short Duration C2	0.54%	0.65%
Municipal Short Duration C3	-0.46%	0.65%
Municipal Short Duration I2	1.15%	1.47%
Municipal Short Duration F2	1.18%	1.48%
Bloomberg Barclays Municipal Bond Short 1-5 Year Index	1.26%	1.37%

[1]	Inception: 5/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Bloomberg Barclays Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to six years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

33

Hartford Municipal Short Duration Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Short Duration Class A	0.70%	1.55%
Municipal Short Duration Class C	1.45%	2.29%
Municipal Short Duration Class I	0.45%	1.27%
Municipal Short Duration Class F	0.40%	1.27%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Short Duration Fund returned 0.81%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Short 1-5 Year Index, which returned 1.26% for the same period. The Fund also underperformed the 0.88% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it

34

Hartford Municipal Short Duration Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 2.11% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA rated GOs to yields on 10-year Treasuries decreased over the period, falling from 94.0% to 84.5%. Over the period, technical factors were generally positive as demand for municipal funds and individual bonds was relatively strong while supply was measured.

An out-of-benchmark allocation to high yield revenue bonds detracted from returns relative to the Bloomberg Barclays Municipal Bond Short 1-5 Year Index during the period. Duration and yield curve positioning also detracted from benchmark-relative results. The Fund’s allocation to and security selection within investment grade revenue bonds contributed positively to relative returns over the period, specifically within the transportation and special tax sectors. Security selection within investment grade general obligation bonds also contributed positively to benchmark-relative returns over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economy to maintain a steady growth rate, driven by employment gains, elevated confidence, and investment spending. We ended the period with a moderately pro-cyclical risk posture and believe this positioning is appropriate going forward. We believe fundamentals remain strong across our favored revenue sectors relative to state and local issuers. Within transportation, we remain positive on airports and toll roads with a slight preference for toll roads as we believe fundamentals and spread levels are modestly more attractive for toll road bonds than they are for the airport sector. Overall enplanement (passenger) growth has slowed compared to recent quarters but is still positive. We believe that toll road revenues continue to grow as auto travel remains strong. Within GO credits, we are positive on select state and local issuers, supported by adequate reserve levels, steady revenue growth, and more stable fiscal conditions. The Fund ended the period with a duration of 2.37 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2017

Municipal Bonds	Percentage of Net Assets
Airport	10.5%
Development	3.0
Education	2.1
General Obligation	12.5
Higher Education	2.6
Housing	0.8
Medical	11.0
Mello-Roos District	2.9
Nursing Homes	8.0
Other(2)	11.4
Pollution	0.1
Power	1.9
School District	6.9
Single Family Housing	6.4
Student Loan	0.6
Tobacco	4.3
Transportation	8.3
Utilities	1.5
Water	2.7
Short-Term Investments	4.6
Other Assets & Liabilities	(2.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

35

The Hartford Quality Bond Fund (Unaudited) inception 11/30/2012

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	Since Inception[1]
Quality Bond A2	-0.35%	1.68%
Quality Bond A3	-4.84%	0.73%
Quality Bond C2	-1.11%	0.91%
Quality Bond C3	-2.08%	0.91%
Quality Bond I2	-0.20%	1.92%
Quality Bond R3[2]	-0.66%	1.43%
Quality Bond R4[2]	-0.30%	1.77%
Quality Bond R5[2]	-0.05%	2.06%
Quality Bond Y2	0.01%	2.00%
Quality Bond F2	0.00%	1.97%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%

[1]	Inception: 11/30/2012
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities from the Bloomberg Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

36

The Hartford Quality Bond Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Quality Bond Class A	1.00%	1.08%
Quality Bond Class C	1.75%	1.82%
Quality Bond Class I	0.75%	0.83%
Quality Bond Class R3	1.30%	1.42%
Quality Bond Class R4	1.00%	1.12%
Quality Bond Class R5	0.70%	0.82%
Quality Bond Class Y	0.65%	0.77%
Quality Bond Class F	0.60%	0.72%

*	Expenses as shown in the Fund’s prospectus dated March 1, 2017. Net expenses reflect contractual expense reimbursements, if any. The Fund filed a supplement to its statutory prospectus, dated November 1, 2017, with the U.S. Securities and Exchange Commission that updated the Fund’s total annual fund operating expense table. However, the information in this annual report is as of October 31, 2017 and does not reflect any changes made to the total annual fund operating expense table in the prospectus, as supplemented. The net expense ratios shown in the supplement are as follows: 0.87% (Class A), 1.62% (Class C), 0.62% (Class I), 1.21% (Class R3), 0.96% (Class R4), 0.66% (Class R5), 0.56% (Class Y) and 0.46% (Class F). The gross expense ratios shown in the supplement are as follows: 0.93% (Class A), 1.68% (Class C), 0.70% (Class I), 1.28% (Class R3), 0.97% (Class R4), 0.67% (Class R5), 0.62% (Class Y) and 0.57% (Class F). As of November 1, 2017, the contractual reimbursements on operating expenses and transfer agency fees remain in effect through February 28, 2019 and automatically renew for one year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Val Petrov, PhD, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Quality Bond Fund returned -0.35%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.90% for the same period. The Fund also underperformed the 1.31% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit

37

The Hartford Quality Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e., U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates three times during the period, projected an additional increase later in 2017, and began tapering its asset purchases in October. The Bank of England also increased rates for the first time in more than ten years to contain surging inflation despite uncertainty about the post-Brexit growth outlook. The European Central Bank (ECB) also announced it would reduce its asset purchases beginning in January 2018, but extended the program until September 2018. At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Mortgage backed securities (MBS), as measured by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 0.53% for the period,

while they lagged duration-equivalent Treasuries. The sector underperformed following the U.S. elections in November 2016 amid a spike in realized volatility and a sharp sell-off in U.S. Treasury yields. The sector later recouped some of its poor performance as volatility subsided and interest rates stabilized and remained range-bound between 2.05% and 2.42%. Later in the period, the MBS market took the U.S. Federal Reserve’s balance sheet normalization (i.e., a process of shrinking the Fed’s balance sheet) announcement in stride thanks to the Federal Open Market Committee’s (FOMC) well-telegraphed and gradual plan for tapering its MBS reinvestments. Within the sector, middle coupons (3.5 and 4.0) performed the best, 30-year pass-throughs outperformed 15-years, and Ginnie Mae MBS significantly lagged conventional MBS (Freddie Mac, Fannie Mae) amid a lack of demand from banks and overseas investors.

Over the twelve-month period, the Fund’s structural avoidance of investment grade (IG) corporate credit detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index as corporate spreads tightened and the sector outperformed government bonds. The Fund’s structural overweight to agency MBS also detracted from performance, in particular the Fund’s overweight to conventional Freddie Mac and Fannie Mae agency pass-throughs, as they underperformed Treasuries on a duration-adjusted basis. The Fund’s selection in conventional agency pass-throughs was also a detractor from relative performance, specifically in 30-year 4.0 coupons and 15-year 2.5 coupons. On the other hand, the Fund’s allocation to non-agency MBS was the largest contributor to relative performance during the period. Allocations to asset-backed securities (ABS) (particularly collateralized loan obligations (CLOs)), Fannie Mae delegated underwriting servicing (DUS) bonds, and commercial MBS were also additive to relative results. A lower structural duration posture verses the index contributed positively to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index as U.S. interest rates rose over the period. The Fund strategically maintains a shorter duration than the Bloomberg Barclays U.S. Aggregate Index, particularly on the long-end of the yield curve where the Fund was most underweight.

The Fund used U.S. Treasury futures to adjust the duration and risk posture of the Fund during the period. Over the period, the use of U.S. Treasury futures detracted from performance. Additionally the Fund used interest rate swaps and an interest rate swaption during the period which slightly detracted from performance of the Fund.

What is the outlook?

We continue to believe that agency MBS represent a better risk/reward trade-off than investment grade credit over a full cycle. Mortgage spreads are narrower than they were over the past few years, which is a reflection of the steady growth, benign inflation, and low volatility environment. At this time, we believe that most of the positive news appears to be priced into the market, making MBS spreads more vulnerable to an increase in volatility. The Fed has

38

The Hartford Quality Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

orchestrated a smooth balance-sheet exit so far, judging by the muted agency MBS market response. We plan to be opportunistic in managing the Fund’s MBS exposure, watching spreads and developments on the economic and political fronts to tactically adjust positioning. Longer term, we still expect MBS spreads to remain toward the tight end of their range relative to history.

We have a constructive outlook on most non-agency residential MBS, given the strong performance of the U.S. housing market supporting credit and the positive technical tailwinds. Our longer term commercial MBS outlook is constructive due to favorable fundamentals, though pockets of structural weakness such as retail, U.S. regions affected by soft oil prices, and hurricane-stricken areas, require judicious credit analysis. We are constructive on ABS and CLOs driven by strong fundamentals, balanced somewhat by the later stage of the economic cycle.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities risks include credit, interest-rate, prepayment, and extension risk. The Fund may use dollar rolls, repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	28.7%
U.S. Government Agencies	98.2
U.S. Government Securities	5.3

Total	132.2%

Short-Term Investments	1.5
Purchased Options	0.6
Other Assets & Liabilities	(34.3)

Total	100.0%

39

The Hartford Short Duration Fund (Unaudited) inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Short Duration A1	1.94%	1.54%	2.44%
Short Duration A2	-0.10%	1.13%	2.24%
Short Duration C1	1.20%	0.79%	1.69%
Short Duration C2	0.20%	0.79%	1.69%
Short Duration I1	2.21%	1.83%	2.69%
Short Duration R3[1]	1.58%	1.23%	2.38%
Short Duration R4[1]	1.83%	1.52%	2.57%
Short Duration R5[1]	2.33%	1.87%	2.77%
Short Duration Y1	2.17%	1.87%	2.78%
Short Duration F1	2.27%	1.85%	2.69%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	0.67%	0.90%	2.05%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/26/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/26/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

40

The Hartford Short Duration Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Short Duration Class A	0.85%	0.89%
Short Duration Class C	1.60%	1.60%
Short Duration Class I	0.56%	0.56%
Short Duration Class R3	1.15%	1.23%
Short Duration Class R4	0.85%	0.93%
Short Duration Class R5	0.55%	0.62%
Short Duration Class Y	0.55%	0.55%
Short Duration Class F	0.50%	0.50%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Short Duration Fund returned 1.94%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.67% for the same period. The Fund also outperformed the 1.62% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted growth and inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. U.S. President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

41

The Hartford Short Duration Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in most global government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

The Fund’s out-of-benchmark allocation to bank loans was the primary driver of outperformance relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index over the period. The Fund’s overweight to investment grade credit, in particular Financials issuers, also contributed positively to benchmark-relative outperformance over the period. In addition, the Fund’s allocation to asset-backed securities (ABS), specifically collateralized loan obligations (CLOs), contributed positively to relative returns, while an allocation to agency mortgage-backed securities (MBS) detracted from performance. Duration and yield curve positioning also contributed positively to benchmark relative returns for the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy will continue its positive growth trajectory, driven by elevated confidence, employment gains, and investment spending. We continue to expect core inflation to rise toward 2%, underpinned by strong labor and housing markets and a weak USD.

The Fed’s tightening trajectory is well-understood. The Federal Open Market Committee (FOMC) has completed two out of three proposed interest rate increases for 2017. We expect they will increase once more before year-end. As a result, the Fund is positioned with a short duration bias.

We maintain a moderately pro-cyclical positioning in the corporate bond sector, continuing to favor U.S. Financials, based on what we consider to be a positive U.S. economic growth trajectory, strong corporate fundamentals, and a solid technical backdrop. However, our view is somewhat tempered by tight valuations. We are constructive on the ABS sector based on what we consider to be steady U.S. economic growth, strengthening employment, and a strong U.S. consumer, although our positive view is somewhat tempered by the later stage of the current cycle. Within the sector, we favor auto, credit card, and equipment ABS deals. Our longer-term commercial mortgage backed securities (CMBS) outlook is constructive based on what we consider to be favorable commercial Real Estate fundamentals and attractive valuations. We are positive on bank loans due both to their diversification benefits, as well as their floating-rate nature which has benefited from increased U.S. Libor rates.

At the end of the period, the Fund was positioned with a moderately pro-cyclical risk posture, favoring the credit and securitized sectors. Specifically, the Fund maintained exposure to bank loans and remained overweight investment grade corporate credit, favoring Financials issuers. The Fund also maintained allocations to agency MBS, and non-agency on continued strength in the housing market. We also continued to favor consumer ABS, higher quality CLOs, as well as senior tranches of short-dated commercial MBS.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

42

The Hartford Short Duration Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	15.1%
Corporate Bonds	55.4
Foreign Government Obligations	0.3
Municipal Bonds	1.3
Senior Floating Rate Interests	22.0
U.S. Government Agencies	4.9
U.S. Government Securities	0.4

Total	99.4%

Short-Term Investments	3.1
Other Assets & Liabilities	(2.5)

Total	100.0%

43

The Hartford Strategic Income Fund (Unaudited) inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Strategic Income A1	7.26%	3.61%	4.79%
Strategic Income A2	2.43%	2.66%	4.30%
Strategic Income C1	6.38%	2.84%	4.01%
Strategic Income C2	5.38%	2.84%	4.01%
Strategic Income I1	7.51%	3.89%	5.05%
Strategic Income R3[1]	6.83%	3.26%	4.70%
Strategic Income R4[1]	7.13%	3.61%	4.90%
Strategic Income R5[1]	7.48%	3.93%	5.10%
Strategic Income R6[1]	7.66%	3.99%	5.14%
Strategic Income Y1	7.67%	3.99%	5.13%
Strategic Income F1	7.46%	3.88%	5.05%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 4/2/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities from the Bloomberg Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

44

The Hartford Strategic Income Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Strategic Income Class A	0.96%	1.05%
Strategic Income Class C	1.71%	1.75%
Strategic Income Class I	0.71%	0.75%
Strategic Income Class R3	1.26%	1.42%
Strategic Income Class R4	0.96%	1.08%
Strategic Income Class R5	0.66%	0.76%
Strategic Income Class R6	0.61%	0.65%
Strategic Income Class Y	0.61%	0.70%
Strategic Income Class F	0.61%	0.65%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Strategic Income Fund returned 7.26%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.90% for the same period. During the period, the Fund also outperformed the 5.09% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter of 2017 as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. Political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election –

45

The Hartford Strategic Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The Federal Reserve (Fed) increased rates three times during the period, projected an additional increase later in 2017, and began tapering its asset purchases. The Bank of England also increased rates for the first time in more than ten years to contain surging inflation despite uncertainty about the post-Brexit growth outlook. The European Central Bank (ECB) also announced it would reduce its asset purchases beginning in January 2018, but extended the program until September 2018.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund with an overweight to credit risk sectors, including high yield credit, emerging markets debt, and bank loans. The primary driver of the Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index over the period was out-of-benchmark allocations to non-agency mortgage backed securities (MBS) and bank loans. The Fund also benefited from an overweight to and security selection within emerging markets debt during the period, including U.S. dollar-denominated sovereigns and to a lesser extent, local currency debt. An out-of-benchmark allocation to high yield financial corporates was also additive during the period.

The Fund’s underweight to investment grade corporate bonds detracted from relative performance during the period. An overweight allocation to commercial mortgage backed securities (CMBS) also negatively affected relative performance. We continue to be biased towards the intermediate portion of the yield curve. The Fund’s overweight to the 5-year and 10-year portion of the yield curve detracted from returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index as interest rates rose during the period. Derivative exposure to high yield credit default swap indexes (CDX) contributed positively to relative performance.

Derivative exposure to currency forwards and investment grade corporate credit default swap indexes helped relative returns.

What is the outlook?

We believe the U.S. economy will maintain positive growth and we maintain a moderately pro-cyclical risk posture. We expect the core Consumer Price Index (CPI) to continue increasing towards two percent, year-over-year, and as of the end of the period the Fund was positioned for a moderate additional increase in inflation expectations. We maintained a modest underweight exposure in the Fund to investment grade corporates in favor of higher yielding sectors such as high yield and banks loans. We believe that Emerging Market (EM) real Gross Domestic Product (GDP) growth is picking up and we maintained the Fund’s exposure to EM debt. The Fund is also underweight agency MBS as of the end of the period, but owned structured finance tied to residential mortgages and high quality Collateralized Loan Obligations (CLOs). At the end of the period, we maintained a structural emphasis in the Fund on higher income-producing sectors such as bank loans, high yield, contingent convertible securities (CoCos), EM debt, and non-agency MBS.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or

46

The Hartford Strategic Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	14.3%
Corporate Bonds	18.4
Foreign Government Obligations	24.8
Municipal Bonds	2.1
Senior Floating Rate Interests	23.9
U.S. Government Agencies	1.3
U.S. Government Securities	16.0

Total	100.8%

Short-Term Investments	1.8
Other Assets & Liabilities	(2.7)

Total	100.0%

47

The Hartford Total Return Bond Fund (Unaudited) inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Total Return Bond Fund A1	2.19%	2.16%	3.74%
Total Return Bond Fund A2	-2.41%	1.23%	3.26%
Total Return Bond Fund C1	1.43%	1.41%	2.97%
Total Return Bond Fund C2	0.44%	1.41%	2.97%
Total Return Bond Fund I1	2.41%	2.45%	4.03%
Total Return Bond Fund R3[1]	1.86%	1.85%	3.46%
Total Return Bond Fund R4[1]	2.18%	2.17%	3.75%
Total Return Bond Fund R5[1]	2.48%	2.48%	4.06%
Total Return Bond Fund R6[1]	2.69%	2.56%	4.15%
Total Return Bond Fund Y1	2.57%	2.58%	4.16%
Total Return Bond Fund F1	2.62%	2.49%	4.05%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities from the Bloomberg Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

48

The Hartford Total Return Bond Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Total Return Bond Class A	0.87%	0.87%
Total Return Bond Class C	1.60%	1.60%
Total Return Bond Class I	0.61%	0.61%
Total Return Bond Class R3	1.18%	1.18%
Total Return Bond Class R4	0.86%	0.86%
Total Return Bond Class R5	0.56%	0.56%
Total Return Bond Class R6	0.45%	0.45%
Total Return Bond Class Y	0.50%	0.50%
Total Return Bond Class F	0.45%	0.45%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Total Return Bond Fund returned 2.19%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.90% for the same period. The Fund also outperformed the 1.31% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever quarterly losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the

49

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates three times during the period, projected an additional increase later in 2017, and began tapering its asset purchases in October. The Bank of England also increased rates for the first time in more than ten years to contain surging inflation despite uncertainty about the post-Brexit growth outlook. The European Central Bank (ECB) also announced it would reduce its asset purchases beginning in January 2018, but extended the program until September 2018. At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

The primary driver of the Fund’s outperformance versus the benchmark was the out-of-benchmark allocation to non-agency mortgage backed securities (MBS) and collateralized loan obligations (CLOs). Security selection in investment grade credit, particularly within the Financials and Industrials sectors, also contributed positively to relative performance. High yield positioning was also additive to results. Positive results from exposure to bank loans, BB-rated high yield bonds, and European financials, were only partially offset by the Fund’s derivative hedges, implemented through credit default swap indices (CDX). The Fund’s opportunistic interest rate positioning, which was implemented partially through interest rate swaps and bond futures, represented another positive contributor to relative performance as rates on the short-end of the yield curve, where the Fund was underweight duration, rose over this period. The Fund’s allocation to non-agency residential mortgage-backed securities (RMBS) was a detractor from relative performance during the period.

What is the outlook?

During the period, we continued to position the Fund with a moderately pro-cyclical risk posture in credit markets, based on what we considered to be positive U.S. economic growth momentum. The Fund is positioned for a moderate additional increase in inflation expectations as we expect core Consumer Price Index (CPI) to increase toward 2% year-over-year. The Fund ended the period with an underweight positioning in investment grade credit relative to the benchmark and continued to favor Financials issuers. Within securitized products, the Fund held an overweight to agency mortgage-backed securities and maintained an out-of-benchmark allocation to select non-agency RMBS. The Fund also held commercial mortgage-backed securities and CLOs. Within high yield, we continued to favor BB rated securities and bank loans, and the Fund held contingent convertibles (CoCos) of large European banks. The Fund also continued to hold select exposure to emerging markets debt in countries where we believe valuations are attractive.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund has the ability to invest in foreign and emerging-market bonds. Investments in these securities generally involve greater risk, volatility, and possibility of loss. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

50

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0 *%
Preferred Stocks	0.0 *

Total	—%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	33.4%
Corporate Bonds	24.4
Foreign Government Obligations	2.5
Municipal Bonds	1.4
Senior Floating Rate Interests	2.4
U.S. Government Agencies	46.6
U.S. Government Securities	15.1

Total	125.8%

Short-Term Investments	2.3
Purchased Options	0.2
Other Assets & Liabilities	(28.3)

Total	100.0%

*	Percentage rounds to zero.

51

The Hartford World Bond Fund (Unaudited) inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Year	Since Inception[1]
World Bond A2	0.87%	1.53%	2.82%
World Bond A3	-3.67%	0.60%	2.08%
World Bond C2	0.19%	0.79%	2.07%
World Bond C3	-0.81%	0.79%	2.07%
World Bond I2	1.16%	1.79%	3.09%
World Bond R3[2]	0.58%	1.20%	2.49%
World Bond R4[2]	0.87%	1.51%	2.80%
World Bond R5[2]	1.25%	1.84%	3.11%
World Bond R6[2]	1.25%	1.91%	3.20%
World Bond Y2	1.25%	1.92%	3.20%
World Bond F2	1.25%	1.81%	3.10%
Citigroup World Government Bond Index	0.23%	-0.41%	0.49%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes) is a market-capitalization weighted index consisting of government bond markets. Country eligibility is based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

52

The Hartford World Bond Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
World Bond Class A	1.05%	1.11%
World Bond Class C	1.77%	1.77%
World Bond Class I	0.79%	0.79%
World Bond Class R3	1.35%	1.40%
World Bond Class R4	1.05%	1.08%
World Bond Class R5	0.75%	0.81%
World Bond Class R6	0.67%	0.72%
World Bond Class Y	0.70%	0.72%
World Bond Class F	0.67%	0.72%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Martin Harvey, CFA

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford World Bond Fund returned 0.87%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Citigroup World Government Bond Index, which returned 0.23% for the same period. The Fund underperformed the 3.13% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. Optimism that policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the process of exiting the European Union (E.U.) (known as “Brexit”) as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the E.U. – and gilt yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance The Fed increased rates in June 2017, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

53

The Hartford World Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October 2017 and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed market central banks turned more and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Note that the Fund is managed to seek capital appreciation and, secondly, income. For the twelve-month period, interest rate positioning and credit strategies contributed positively to total returns, while currency strategies detracted from total returns. Relative to the Citigroup World Government Bond Index, interest rate positioning contributed positively to performance, particularly late in 2016 as interest rates in the U.S. rose, while currency positioning detracted from performance, due to the Fund’s larger USD allocation.

Within country strategies, the Fund’s core allocation to developed sovereign governments was a positive contributor to total returns over the period as most sovereign debt yields, particularly those in the dollar bloc, declined. Within macro-based duration strategies, underweight positions in Eurozone countries, particularly Germany, detracted from absolute performance over the period. Additionally, the Fund’s overweight duration positions in the U.S. and U.K. detracted from absolute performance during the first couple of months of the year due to increasing doubts in the ability of the new U.S. administration to deliver on expansionary fiscal policies. The Fund’s long Canada 10-year versus short Germany and U.S. 10-year positions, held primarily during the third quarter of 2017, detracted from absolute performance as Canadian rates moved higher after the Bank of Canada (BoC) chose to raise rates twice during the quarter.

Against the Citigroup World Government Bond Index, not holding any duration exposure to Japanese Government Bonds (JGB) contributed positively, as JGB yields largely increased.

The Fund’s currency strategies provided negative total returns. The Fund’s high USD exposure helped preserve capital in the last two months of 2016, given the strong appreciation in the USD after the U.S. presidential elections. Early in 2017, the Fund’s allocation to the Canadian dollar detracted, as did an overweight USD position versus the Euro and Yen in our macro-driven strategies, as the USD depreciated. This was somewhat offset by positive results from an opportunistic overweight to the Mexican dollar versus Australian dollar, as emerging market currencies started to rebound after investors became less concerned about protectionist policies from the Trump administration. Over the last half of the period, the Fund’s allocation to Euro area currencies, such as the Swedish Krona and Norwegian Krone, contributed positively as the currencies appreciated. Relative to the Citigroup World Government Bond Index, the Fund’s higher exposure to the USD drove relative underperformance as most currencies appreciated versus the USD.

Within the Fund’s credit strategies, the Fund’s out-of-benchmark opportunistic allocations to high yield and securitized debt contributed positively to absolute returns and returns relative to the Citigroup World Government Bond Index. Optimism around global growth and a preference for yield by investors supported most credit performance. The Fund’s exposure to investment grade corporates also contributed positively to performance.

During the period, we used derivatives in the Fund, primarily currency forwards and exchange-traded government bond futures, but also in small part credit default swaps, index credit default swaps and, interest rate, bond, index and currency futures and/or options in pursuit of the investment objective as well as to hedge against risk.

The Fund’s macro-driven duration strategies, which are primarily implemented through the use of exchange-traded government bond futures and cash bonds contributed positively to total returns over the period; the Fund’s country rotation strategies, which are also implemented through exchange-traded government bond futures, detracted from performance. The Fund’s macro-driven and smart market currency strategies, which are implemented through currency forwards, detracted over the period, while the Fund’s credit positioning, which is implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps, contributed positively to returns over the period.

What is the outlook?

We believe there is a shift towards tighter monetary policy and looser fiscal policy in major developed markets. The past nine years have been characterized by expanding central bank balance sheets, stagnant productivity and a lack of inflation. These themes have dominated financial markets, squashed volatility and suppressed bond yields. Looking ahead, it feels like we are entering a new phase

54

The Hartford World Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

where the above factors are beginning to shift. Global central bank balance sheets are slowly coming off the peak, the Fed and the BoC have started lifting policy rates, the Trump administration is pushing to reduce the regulatory burden, capital expenditures intentions are lifting, fiscal policy plans suggest a number of countries are looking to stimulate, and there are signs that companies may be looking to deepen their capital stock, which we believe may boost productivity over time.

We believe that the missing link that is helping to keep bond yields low in the face of these shifts remains wages and core inflation. However, with the U.S. set to deploy a large fiscal stimulus at a time when the unemployment rate is below long-run estimates, this could exacerbate labor shortages and eventually lead to higher wages and core inflation risks. Even in Europe, one feature of the recent cycle has been the sharp rise in reported capacity constraints and a general pick-up in price expectations. If that keeps developing, it could drive ECB to exit quantitative easing more quickly, leading to potentially higher European rates. Global inflation is stable, but still below its long run average, and it is not yet showing any signs of significant acceleration. We believe that determining whether 2018 sees another ‘sweet spot’ for risk assets relies on whether or not we see the lift in productivity that would help contain inflation and lead to a gradual monetary tightening cycle.

The broad U.S. dollar index has rebounded late in the period, driven by several factors, including prospects for U.S. tax reform, stronger-than-expected U.S. data in the face of hurricanes, the Fed’s hiking cycle, hopes of tighter monetary policy implemented by a Fed chair appointee, and renewed European political concerns. We think that two developments need to gather more momentum for this dollar rally to last – U.S. tax reform and wage/consumer price index (CPI) pressures. Otherwise, the U.S. dollar rally may soon begin to weaken. We think both tax reform prospects and U.S. wage pressures can lift a bit more from here, but our conviction is low. Our base case remains that Fed balance sheet normalization (i.e., a process of shrinking the Fed’s balance sheet) will not be a market-moving event in the coming weeks after October 31, 2017 given how gradual the reduction will be. However, the start of Fed normalization makes the U.S. Treasury market and, by association, any derivatives of this market much more vulnerable to exogenous shocks such as U.S. CPI pressures or an increase in fiscal spending. Among European currencies, we continue to favor currencies of small open economies around the euro area, including the Swedish krona and the Norwegian krone. Our bias is still for some GBP weakness through year-end as Brexit negotiations falter, economic data weakens further, and the Tory party fractures.

We maintain a positive outlook for the credit cycle and see room for further spread tightening. We continue to see the most compelling corporate credit investment opportunities in Europe and the U.S. The strength of the European economic cycle along with continuing monetary accommodation from the ECB create an environment conducive to further European corporate bond spread tightening. U.S. economic activity remains solid and is expected to accelerate thanks to the corporate tax cuts and financial sector deregulation we anticipate.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Mortgage- and asset-backed securities risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

55

The Hartford World Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Convertible Preferred Stocks	0.1
Preferred Stocks	0.0 *

Total	0.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	8.7%
Convertible Bonds	0.5
Corporate Bonds	16.3
Foreign Government Obligations	54.5
Municipal Bonds	0.1
Senior Floating Rate Interests	2.2
U.S. Government Agencies	0.6
U.S. Government Securities	14.2

Total	97.1%

Short-Term Investments	0.7
Purchased Options	0.0 *
Other Assets & Liabilities	2.0

Total	100.0%

*	Percentage rounds to zero.

56

Fixed Income Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2017 through October 31, 2017. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Hartford Emerging Markets Local Debt Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,033.20	$6.41	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class C	$1,000.00	$1,029.10	$10.23	$1,000.00	$1,015.12	$10.16	2.00%	184	365
Class I	$1,000.00	$1,034.70	$5.13	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class R3	$1,000.00	$1,032.10	$7.38	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class R4	$1,000.00	$1,033.20	$6.41	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R5	$1,000.00	$1,034.70	$4.82	$1,000.00	$1,020.47	$4.79	0.94%	184	365
Class Y	$1,000.00	$1,035.40	$4.62	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class F	$1,000.00	$1,035.20	$4.62	$1,000.00	$1,020.67	$4.58	0.90%	184	365

57

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Floating Rate Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.70	$4.99	$1,000.00	$1,020.27	$4.99	0.98%	184	365
Class C	$1,000.00	$1,016.90	$8.74	$1,000.00	$1,016.54	$8.74	1.72%	184	365
Class I	$1,000.00	$1,022.00	$3.67	$1,000.00	$1,021.58	$3.67	0.72%	184	365
Class R3	$1,000.00	$1,019.30	$6.36	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R4	$1,000.00	$1,020.60	$5.09	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class R5	$1,000.00	$1,022.10	$3.57	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class Y	$1,000.00	$1,022.10	$3.57	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class F	$1,000.00	$1,022.40	$3.31	$1,000.00	$1,021.93	$3.31	0.65%	184	365

The Hartford Floating Rate High Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,023.60	$5.36	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class C	$1,000.00	$1,019.70	$9.16	$1,000.00	$1,016.13	$9.15	1.80%	184	365
Class I	$1,000.00	$1,024.90	$4.08	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class R3	$1,000.00	$1,022.00	$6.88	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$1,023.60	$5.36	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R5	$1,000.00	$1,024.10	$3.83	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class Y	$1,000.00	$1,025.20	$3.83	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class F	$1,000.00	$1,024.10	$3.83	$1,000.00	$1,021.43	$3.82	0.75%	184	365

The Hartford High Yield Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,032.20	$5.38	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class C	$1,000.00	$1,029.80	$9.21	$1,000.00	$1,016.13	$9.15	1.80%	184	365
Class I	$1,000.00	$1,034.90	$4.10	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class R3	$1,000.00	$1,030.70	$6.91	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$1,033.60	$5.38	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R5	$1,000.00	$1,033.80	$3.84	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class Y	$1,000.00	$1,035.40	$3.59	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class F	$1,000.00	$1,035.40	$3.59	$1,000.00	$1,021.68	$3.57	0.70%	184	365

58

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Inflation Plus Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,000.00	$4.28	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class C	$1,000.00	$996.20	$8.05	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class I	$1,000.00	$1,001.80	$3.03	$1,000.00	$1,022.18	$3.06	0.60%	184	365
Class R3	$1,000.00	$999.10	$6.05	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class R4	$1,000.00	$1,000.00	$4.54	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class R5	$1,000.00	$1,001.80	$3.03	$1,000.00	$1,022.18	$3.06	0.60%	184	365
Class Y	$1,000.00	$1,001.80	$2.78	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class F	$1,000.00	$1,002.70	$2.78	$1,000.00	$1,022.43	$2.80	0.55%	184	365

Hartford Municipal Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,028.00	$3.53	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class C	$1,000.00	$1,029.20	$3.32	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class I	$1,000.00	$1,030.30	$2.25	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class F	$1,000.00	$1,030.60	$2.00	$1,000.00	$1,023.24	$1.99	0.39%	184	365

The Hartford Municipal Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,023.30	$3.47	$1,000.00	$1,021.78	$3.47	0.68%	184	365
Class C	$1,000.00	$1,019.40	$7.33	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class I	$1,000.00	$1,023.40	$2.24	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class F	$1,000.00	$1,024.80	$1.99	$1,000.00	$1,023.24	$1.99	0.39%	184	365

59

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Municipal Real Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,019.30	$3.51	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class C	$1,000.00	$1,014.40	$7.31	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class I	$1,000.00	$1,019.50	$2.24	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class Y	$1,000.00	$1,019.50	$2.24	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class F	$1,000.00	$1,018.60	$1.98	$1,000.00	$1,023.24	$1.99	0.39%	184	365

Hartford Municipal Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,010.20	$3.29	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class C	$1,000.00	$1,009.70	$3.90	$1,000.00	$1,021.32	$3.92	0.77%	184	365
Class I	$1,000.00	$1,012.30	$2.23	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class F	$1,000.00	$1,012.60	$1.98	$1,000.00	$1,023.24	$1.99	0.39%	184	365

The Hartford Quality Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,009.90	$4.81	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class C	$1,000.00	$1,005.00	$8.59	$1,000.00	$1,016.64	$8.64	1.70%	184	365
Class I	$1,000.00	$1,009.10	$3.54	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class R3	$1,000.00	$1,008.30	$6.33	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R4	$1,000.00	$1,009.10	$4.61	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class R5	$1,000.00	$1,010.40	$3.29	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class Y	$1,000.00	$1,010.90	$3.04	$1,000.00	$1,022.18	$3.06	0.60%	184	365
Class F	$1,000.00	$1,010.90	$2.79	$1,000.00	$1,022.43	$2.80	0.55%	184	365

60

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,011.60	$4.21	$1,000.00	$1,021.02	$4.23	0.83%	184	365
Class C	$1,000.00	$1,007.80	$7.95	$1,000.00	$1,017.29	$7.98	1.57%	184	365
Class I	$1,000.00	$1,012.80	$2.99	$1,000.00	$1,022.23	$3.01	0.59%	184	365
Class R3	$1,000.00	$1,009.40	$5.32	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R4	$1,000.00	$1,010.50	$4.31	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R5	$1,000.00	$1,013.00	$2.79	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class Y	$1,000.00	$1,012.10	$2.69	$1,000.00	$1,022.53	$2.70	0.53%	184	365
Class F	$1,000.00	$1,013.30	$2.49	$1,000.00	$1,022.74	$2.50	0.49%	184	365

The Hartford Strategic Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,032.50	$4.87	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class C	$1,000.00	$1,028.20	$8.64	$1,000.00	$1,016.69	$8.59	1.69%	184	365
Class I	$1,000.00	$1,033.80	$3.59	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class R3	$1,000.00	$1,031.00	$6.40	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R4	$1,000.00	$1,031.60	$4.86	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R5	$1,000.00	$1,033.00	$3.33	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class R6	$1,000.00	$1,034.40	$2.92	$1,000.00	$1,022.33	$2.91	0.57%	184	365
Class Y	$1,000.00	$1,034.60	$2.67	$1,000.00	$1,022.58	$2.65	0.52%	184	365
Class F	$1,000.00	$1,033.20	$3.07	$1,000.00	$1,022.18	$3.06	0.60%	184	365

61

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Total Return Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.40	$4.28	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class C(1)	$1,000.00	$1,016.60	$8.03	$1,000.00	$1,017.24	$8.03	1.58%	184	365
Class I	$1,000.00	$1,021.50	$3.16	$1,000.00	$1,022.08	$3.16	0.62%	184	365
Class R3	$1,000.00	$1,018.50	$5.95	$1,000.00	$1,019.31	$5.96	1.17%	184	365
Class R4	$1,000.00	$1,020.20	$4.33	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R5	$1,000.00	$1,021.70	$2.80	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class R6	$1,000.00	$1,022.30	$2.24	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class Y	$1,000.00	$1,022.00	$2.34	$1,000.00	$1,022.89	$2.35	0.46%	184	365
Class F	$1,000.00	$1,022.40	$2.24	$1,000.00	$1,022.99	$2.24	0.44%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.61%, and the expenses paid in the actual and hypothetical examples above would have been $8.17 and $8.17, respectively.

The Hartford World Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.60	$5.33	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class C	$1,000.00	$1,010.80	$9.02	$1,000.00	$1,016.23	$9.05	1.78%	184	365
Class I	$1,000.00	$1,014.50	$4.06	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class R3	$1,000.00	$1,012.60	$6.85	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$1,013.60	$5.33	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R5	$1,000.00	$1,015.50	$3.81	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class R6	$1,000.00	$1,016.40	$3.46	$1,000.00	$1,021.78	$3.47	0.68%	184	365
Class Y	$1,000.00	$1,015.40	$3.56	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class F	$1,000.00	$1,015.50	$3.45	$1,000.00	$1,021.78	$3.47	0.68%	184	365

62

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.4%
		Argentina - 0.7%
$	250,000	Cia Latinoamericana de Infraestructura & Servicios S.A. 9.50%, 07/20/2023(1)	$270,575
	50,000	IRSA Propiedades Comerciales S.A. 8.75%, 03/23/2023(1)	56,465
	150,000	Pampa Energia S.A. 7.50%, 01/24/2027(1)	163,620
		YPF S.A.
	300,000	8.75%, 04/04/2024(1)	348,540
	210,000	8.88%, 12/19/2018(2)	222,707

			1,061,907

		Austria - 0.3%
	400,000	JBS Investments GmbH 7.75%, 10/28/2020(2)	408,200

		Azerbaijan - 0.5%
	400,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(1)	452,016
	260,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(2)	285,777

			737,793

		Bermuda - 0.2%
	275,000	Digicel Group Ltd. 05/2015, 7.13%, 04/01/2022(2)	259,187

		Brazil - 0.5%
	270,000	Banco do Brasil S.A. 5.88%, 01/26/2022(2)	284,512
	150,000	Caixa Economica Federal 2.38%, 11/06/2017(2)	149,813
	200,000	Globo Comunicacao e Participacoes S.A. 5.13%, 03/31/2027(1)	203,750
	200,000	Samarco Mineracao S.A. 4.13%, 11/01/2022(2)(3)	117,500

			755,575

		British Virgin Islands - 1.9%
	245,000	CLP Power HK Finance Ltd. 6 mo. LIBOR + 2.297% 4.25%, 11/07/2019(2)(4)(5)	251,097
	200,000	Gerdau Trade, Inc. 4.88%, 10/24/2027(1)	200,650
	270,000	GTL Trade Finance, Inc. 5.89%, 04/29/2024(2)	291,438
	470,000	HLP Finance Ltd. 4.75%, 06/25/2022(2)	500,438
		Sinopec Group Overseas Development Ltd.
	325,000	2.50%, 09/13/2022(1)	320,515
	325,000	3.25%, 09/13/2027(1)	323,829
	615,000	SmarTone Finance Ltd. 3.88%, 04/08/2023(2)	626,441
		State Grid Overseas Investment Ltd.
	235,000	2.75%, 05/04/2022(1)	235,481
	240,000	3.50%, 05/04/2027(1)	244,957

			2,994,846

		British Virgin Islands - 0.3%
	120,000	Arcos Dorados Holdings, Inc. 5.88%, 04/04/2027(1)	127,228
	275,000	Huarong Finance 2017 Co. Ltd 4.75%, 04/27/2027(2)	286,924

			414,152

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.4% - (continued)
		Cayman Islands - 1.2%
$	266,000	CK Hutchison International 17 Ltd. 3.50%, 04/05/2027(1)	$268,624
	275,000	Emirates NBD Tier Ltd. 6 Year Swap + 4.513 5.75%, 05/30/2019(2)(4)(5)	279,213
	300,000	KWG Property Holding Ltd. 8.98%, 01/14/2019(2)	309,749
	200,000	Ooredoo Tamweel Ltd. 3.04%, 12/03/2018(2)	201,300
	200,000	Semiconductor Manufacturing International Corp. 4.13%, 10/07/2019(2)	203,492
	250,000	Vale Overseas Ltd. 8.25%, 01/17/2034	322,500
	200,000	Yuzhou Properties Co., Ltd. 6.00%, 10/25/2023(2)	206,220

			1,791,098

		Chile - 1.0%
	200,000	Cencosud S.A. 5.15%, 02/12/2025(1)	214,263
	625,000	Corp. Nacional del Cobre de Chile 5.63%, 09/21/2035(1)	737,507
	350,000	Empresa Electrica Angamos S.A. 4.88%, 05/25/2029(2)	354,530
	275,000	Inversiones CMPC S.A. 4.38%, 04/04/2027(1)	280,636

			1,586,936

		China - 0.3%
	225,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(1)	242,275
	275,000	Proven Glory Capital, Ltd. 3.25%, 02/21/2022(2)	276,565

			518,840

		Colombia - 0.3%
	200,000	Banco de Bogota S.A. 6.25%, 05/12/2026(1)	217,000
	195,000	Ecopetrol S.A. 5.88%, 09/18/2023	219,862
COP	280,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(1)	74,480

			511,342

		Dominican Republic - 0.1%
$	200,000	Aeropuertos Dominicanos Siglo XXI S.A. 6.75%, 03/30/2029(1)	217,000

		Hong Kong - 0.3%
	200,000	ICBIL Finance Co., Ltd. 3.00%, 04/05/2020(2)	200,950
	300,000	Nanyang Commercial Bank, Ltd 5 year CMT + 3.205% 5.00%, 06/02/2022(2)(4)(5)	302,392

			503,342

		India - 0.7%
	300,000	Axis Bank Ltd/Dubai 3.00%, 08/08/2022(1)	297,602
	230,000	Indian Oil Corp. Ltd. 5.75%, 08/01/2023(2)	259,109

The accompanying notes are an integral part of these financial statements.

63

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.4% - (continued)
		India - 0.7% - (continued)
$	230,000	NTPC Ltd. 4.38%, 11/26/2024(2)	$244,813
	275,000	Reliance Industries Ltd. 4.88%, 02/10/2045(1)	298,541

			1,100,065

		Indonesia - 0.2%
	250,000	Perusahaan Listrik Negara PT 4.13%, 05/15/2027(1)	250,452

		Ireland - 0.5%
	200,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)	201,664
	240,000	Koks OAO Via Koks Finance DAC 7.50%, 05/04/2022(1)	258,684
	200,000	Novolipetsk Steel via Steel Funding DAC 4.50%, 06/15/2023(2)	206,931
	100,000	Transneft (Trans Cap Inv) 8.70%, 08/07/2018(2)	104,602

			771,881

		Jersey - 0.1%
	200,000	West China Cement Ltd. 05/2015, 6.50%, 09/11/2019(2)	206,544

		Luxembourg - 2.0%
	200,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(1)	205,440
	300,000	Atento Luxco 1 S.A. 6.13%, 08/10/2022(1)	312,900
	200,000	Codere Finance 2 Luxembourg S.A. 7.63%, 11/01/2021(1)	202,000
ZAR	475,000	European Investment Bank 7.86%, 12/31/2018(7)	30,723
EUR	100,000	Gazprom Neft 2.93%, 04/26/2018(2)	117,650
	200,000	Gazprom OAO Via Gaz Capital S.A. 4.36%, 03/21/2025(2)	264,887
$	325,000	Kernel Holding S.A. 8.75%, 01/31/2022(1)	358,313
	200,000	Millicom International Cellular S.A. 5.13%, 01/15/2028(1)	201,020
	250,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(1)	259,250
	270,000	OJSC Russ Agric Bank 5.10%, 07/25/2018(2)	274,021
	352,000	Rumo Luxembourg S.a.r.l. 7.38%, 02/09/2024(1)	383,504
	200,000	Severstal OAO Via Steel Capital S.A. 5.90%, 10/17/2022(2)	222,300
	200,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(2)	217,444

			3,049,452

		Mauritius - 0.3%
	200,000	Greenko Investment Co. 4.88%, 08/16/2023(2)	199,050
	200,000	MTN Mauritius Investment Ltd. 5.37%, 02/13/2022(1)	205,850

			404,900

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.4% - (continued)
		Mexico - 1.0%
$	275,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	$280,975
	265,000	Banco Inbursa S.A. Institucion de Banca Multiple 4.38%, 04/11/2027(1)	263,012
	235,000	Mexico City Airport Trust 5.50%, 07/31/2047(1)	232,768
	375,000	Petroleos Mexicanos 6.75%, 09/21/2047	386,512
EUR	125,000	Sigma Alimentos S.A. de C.V. 2.63%, 02/07/2024(1)	154,781
$	200,000	Trust F 5.25%, 01/30/2026(1)	213,260

			1,531,308

		Netherlands - 1.4%
	200,000	Greenko Dutch B.V. 5.25%, 07/24/2024(1)	203,250
	240,000	ICTSI Treasury B.V. 5.88%, 09/17/2025(2)	264,130
	200,000	Ihs Netherlands Holdco B.V. 9.50%, 10/27/2021(1)	212,459
		Lukoil International Finance B.V.
	200,000	3.42%, 04/24/2018(2)	200,806
	325,000	4.56%, 04/24/2023(1)	337,252
	200,000	Marfrig Holdings Europe B.V. 6.88%, 06/24/2019(2)	206,750
	330,000	Myriad International Holdings B.V. 5.50%, 07/21/2025(2)	357,565
	235,000	Nostrum Oil & Gas Finance B.V. 8.00%, 07/25/2022(1)	244,518
	90,000	Petrobras Global Finance B.V. 7.38%, 01/17/2027	99,945

			2,126,675

		Nigeria - 0.3%
	300,000	Access Bank plc 10.50%, 10/19/2021(1)	339,066
	200,000	Zenith Bank plc 7.38%, 05/30/2022(1)	207,476

			546,542

		Peru - 0.6%
PEN	1,300,000	Banco de Credito del Peru 4.85%, 10/30/2020(1)	399,662
$	295,000	Cerro del Aguila S.A. 4.13%, 08/16/2027(1)	293,525
	270,000	SAN Miguel Industrias Pet S.A. 4.50%, 09/18/2022(1)	273,078

			966,265

		Philippines - 0.2%
	240,000	SM Investments Corp. 4.88%, 06/10/2024(2)	254,226

		Singapore - 0.9%
	200,000	BOC Aviation Ltd. 3.88%, 04/27/2026(1)	207,003
	265,000	Indika Energy Capital II Pte Ltd. 6.88%, 04/10/2022(1)	276,242
		STATS ChipPAC Pte Ltd.
	260,000	8.50%, 11/24/2020(1)	279,500
	200,000	8.50%, 11/24/2020(2)	215,000

The accompanying notes are an integral part of these financial statements.

64

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.4% - (continued)
		Singapore - 0.9% - (continued)
$	390,000	United Overseas Bank Ltd. 5 year USD Swap + 1.995%, 3.75%, 09/19/2024(2)(4)	$397,482

			1,375,227

		South Korea - 0.7%
	250,000	GS Caltex Corp. 3.00%, 06/12/2022(1)	248,191
	280,000	Industrial Bank of Korea 5 year CMT + 2.085%, 3.90%, 07/31/2022(1)(4)(5)	276,138
		Shinhan Bank Co., Ltd.
	200,000	2.25%, 04/15/2020(2)	197,769
	325,000	3.75%, 09/20/2027(1)	325,231

			1,047,329

		Thailand - 0.1%
	225,000	Krung Thai Bank PCL 5 year CMT + 3.535% 5.20%, 12/26/2024(2)(4)	233,489

		Turkey - 0.1%
	200,000	Coca-Cola Icecek AS 4.75%, 10/01/2018(2)	203,127

		United Arab Emirates - 1.5%
	485,000	Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/2047(1)	495,580
	200,000	Abu Dhabi National Energy Co. PJSC 6.50%, 10/27/2036(1)	252,274
	255,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(1)	263,945
	275,000	Emirates Telecommunications Group Co. PJSC 3.50%, 06/18/2024(2)	281,875
	1,025,000	NBK SPC Ltd. 2.75%, 05/30/2022(1)	1,011,132

			2,304,806

		United Kingdom - 0.5%
ZAR	550,000	European Bank for Reconstruction & Development 0.00%, 12/31/2020(7)	30,413
$	270,000	Liquid Telecommunications Financing plc 8.50%, 07/13/2022(1)	287,607
	200,000	MARB BondCo plc 7.00%, 03/15/2024(1)	201,500
	340,000	Tullow Oil PLC 6.25%, 04/15/2022(2)	339,150

			858,670

		United States - 0.7%
	200,000	Azul Investments LLP 5.88%, 10/26/2024(1)	199,300
	275,000	CNOOC Ltd. 3.50%, 05/05/2025	280,468
	505,000	Southern Copper Corp. 6.75%, 04/16/2040	632,202

			1,111,970

		Total Corporate Bonds (cost $29,329,660)	$30,103,146

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 72.1%
		Argentina - 1.5%
ARS	800,000	Argentina Politica Monet 7 day ARPP FLAT 27.15%, 06/21/2020(4)	$48,459
$	343,902	Argentina Treasury Bill 2.75%, 03/16/2018	339,829
		Argentine Bonos del Tesoro
ARS	5,840,763	15.50%, 10/17/2026	344,319
	8,645,000	16.00%, 10/17/2023	495,610
	10,850,000	18.20%, 10/03/2021	630,347
	3,970,000	City of Buenos Aires Argentina BADLAR + 3.250% 25.25%, 03/29/2024(4)	220,402
$	150,000	Provincia de Buenos Aires 9.13%, 03/16/2024(1)	174,750

			2,253,716

		Belarus - 0.1%
	100,000	Republic of Belarus International Bond 8.95%, 01/26/2018(2)	101,008

		Brazil - 4.3%
		Banco Nacional de Desenvolvimento Economico e Social
EUR	100,000	3.63%, 01/21/2019(2)	120,504
$	275,000	4.00%, 04/14/2019(2)	278,388
		Brazil Letras do Tesouro Nacional
BRL	3,075,000	7.54%, 04/01/2019	849,233
	4,052,000	9.47%, 07/01/2020	990,709
	7,874,000	11.25%, 01/01/2020	2,024,164
		Brazil Notas do Tesouro Nacional
	4,741,000	10.00%, 01/01/2021	1,486,974
	2,245,000	10.00%, 01/01/2023	697,619
	498,000	10.00%, 01/01/2027	153,491

			6,601,082

		Chile - 1.8%
		Bonos de la Tesoreria de la Republica en pesos
CLP	1,125,000,000	4.50%, 03/01/2026	1,773,384
	465,000,000	5.00%, 03/01/2035	740,506
	105,000,000	6.00%, 01/01/2043	185,394
	77,500,000	Chile Government International Bond 5.50%, 08/05/2020	128,514

			2,827,798

		Colombia - 3.8%
		Colombian TES
COP	488,964,196	3.00%, 03/25/2033(8)	148,928
	2,439,780,112	3.30%, 03/17/2027(8)	812,196
	2,331,401,450	3.50%, 03/10/2021(8)	788,947
	636,409,585	4.75%, 04/04/2035(8)	238,160
	502,800,000	6.00%, 04/28/2028	156,384
	491,500,000	7.00%, 09/11/2019	166,734
	2,701,100,000	7.00%, 05/04/2022	923,347
	1,102,400,000	7.00%, 06/30/2032	362,550
	1,495,300,000	7.50%, 08/26/2026	519,479
	941,600,000	7.75%, 09/18/2030	335,726
	1,864,900,000	10.00%, 07/24/2024	733,597
	2,014,500,000	11.00%, 07/24/2020	750,937

			5,936,985

		Egypt - 0.1%
$	205,000	Egypt Government International Bond 7.50%, 01/31/2027(1)	227,261

The accompanying notes are an integral part of these financial statements.

65

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 72.1% - (continued)
		Ghana - 1.1%
		Ghana Government Bond
GHS	1,770,000	18.25%, 07/25/2022	$409,722
	180,000	21.00%, 03/23/2020	43,083
	1,200,000	21.50%, 03/09/2020	290,740
	185,000	24.00%, 11/23/2020	47,764
	100,000	24.50%, 06/21/2021	26,559
	1,900,000	24.75%, 07/19/2021	510,983
	1,835,000	Ghana Treasury Note 21.00%, 01/07/2019	429,182

			1,758,033

		Hungary - 3.3%
		Hungary Government Bond
HUF	42,450,000	1.75%, 10/26/2022	163,214
	62,610,000	2.50%, 10/27/2021	248,987
	109,180,000	3.00%, 06/26/2024	439,216
	85,850,000	3.50%, 06/24/2020	347,720
	105,110,000	5.50%, 06/24/2025	486,073
	233,170,000	6.00%, 11/24/2023	1,102,125
	235,880,000	7.00%, 06/24/2022	1,119,439
	255,590,000	7.50%, 11/12/2020	1,153,510

			5,060,284

		India - 1.0%
INR	100,000,000	India Government Bond 7.59%, 01/11/2026	1,597,819

		Indonesia - 6.7%
		Indonesia Treasury Bond
IDR	2,578,000,000	5.63%, 05/15/2023	180,747
	9,696,000,000	6.63%, 05/15/2033	672,176
	15,366,000,000	7.00%, 05/15/2022	1,157,336
	23,370,000,000	7.50%, 08/15/2032	1,755,012
	12,595,000,000	8.25%, 07/15/2021	982,990
	7,375,000,000	8.25%, 06/15/2032	590,174
	8,212,000,000	8.25%, 05/15/2036	653,932
	4,611,000,000	8.38%, 03/15/2024	368,247
	18,149,000,000	8.38%, 03/15/2034	1,449,913
	12,947,000,000	8.75%, 05/15/2031	1,071,558
	3,465,000,000	8.75%, 02/15/2044	294,871
	14,149,000,000	9.00%, 03/15/2029	1,186,690

			10,363,646

		Ivory Coast - 0.2%
$	265,000	Ivory Coast Government International Bond 6.13%, 06/15/2033(1)	261,317

		Kazakhstan - 0.1%
EUR	125,000	KazAgro National Management Holding JSC 3.26%, 05/22/2019(2)	148,365

		Kuwait - 0.2%
$	260,000	Kuwait International Government Bond 3.50%, 03/20/2027(1)	265,200

		Malaysia - 3.3%
		Malaysia Government Bond
MYR	2,135,000	3.42%, 08/15/2022	496,790
	2,145,000	3.49%, 03/31/2020	507,464
	3,400,000	3.58%, 09/28/2018	806,982
	2,675,000	3.65%, 10/31/2019	636,040
	375,000	3.66%, 10/15/2020	88,997
	1,470,000	3.80%, 09/30/2022	348,000

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 72.1% - (continued)
		Malaysia - 3.3% - (continued)
MYR	2,250,000	3.80%, 08/17/2023	$527,860
	1,000,000	3.96%, 09/15/2025	232,867
	2,445,000	4.05%, 09/30/2021	585,007
	10,000	4.16%, 07/15/2021	2,406
	1,980,000	4.23%, 06/30/2031	456,614
	1,850,000	Malaysia Government Investment Issue 4.39%, 07/07/2023	445,376

			5,134,403

		Mexico - 10.7%
		Mexican Bonos
MXN	18,821,900	5.00%, 12/11/2019	943,208
	28,291,700	6.50%, 06/10/2021	1,449,548
	62,973,100	6.50%, 06/09/2022	3,213,010
	17,058,300	7.50%, 06/03/2027	902,521
	35,999,300	7.75%, 05/29/2031	1,937,795
	16,101,300	7.75%, 11/13/2042	857,398
	5,550,300	8.00%, 06/11/2020	296,186
	5,116,900	8.00%, 12/07/2023	278,676
	3,293,700	8.00%, 11/07/2047	180,359
	1,368,800	8.50%, 05/31/2029	77,894
	5,810,100	8.50%, 11/18/2038	334,488
	72,657,300	10.00%, 12/05/2024	4,395,308
	21,159,100	10.00%, 11/20/2036	1,382,743
		Mexican Udibonos
	4,935,961	2.00%, 06/09/2022(8)	243,815
	127,790	4.50%, 12/04/2025(8)	7,213

			16,500,162

		Peru - 0.9%
		Peru Government Bond
PEN	1,100,000	5.70%, 08/12/2024	358,940
	378,000	6.85%, 02/12/2042	124,015
	2,010,000	6.90%, 08/12/2037	679,566
	575,000	6.95%, 08/12/2031	198,435

			1,360,956

		Poland - 5.6%
		Republic of Poland Government Bond
PLN	3,925,000	1.75%, 07/25/2021	1,054,265
	1,300,000	2.00%, 04/25/2021	353,648
	3,820,000	2.25%, 04/25/2022	1,032,883
	3,850,000	2.50%, 07/25/2026	988,321
	5,745,000	2.50%, 07/25/2027	1,456,946
	2,575,000	3.25%, 07/25/2025	707,074
	1,985,000	4.00%, 10/25/2023	576,803
	3,105,000	5.75%, 10/25/2021	958,981
	4,825,000	5.75%, 09/23/2022	1,510,219

			8,639,140

		Qatar - 0.4%
$	200,000	Qatar Government International Bond 2.38%, 06/02/2021(2)	195,600
	455,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(2)	478,059

			673,659

		Romania - 1.3%
		Romania Government Bond
RON	2,275,000	3.25%, 04/29/2024	556,382
	2,830,000	5.80%, 07/26/2027	797,176
	2,430,000	5.85%, 04/26/2023	682,583

			2,036,141

The accompanying notes are an integral part of these financial statements.

66

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 72.1% - (continued)
		Russia - 8.2%
		Russian Federal Bond - OFZ
RUB	21,510,000	6.50%, 11/24/2021	$357,887
	26,380,000	7.00%, 01/25/2023	445,221
	5,900,000	7.00%, 08/16/2023	99,426
	47,865,000	7.05%, 01/19/2028	794,020
	137,515,000	7.10%, 10/16/2024	2,310,454
	189,650,000	7.40%, 12/07/2022	3,247,043
	20,525,000	7.60%, 04/14/2021	354,379
	85,370,000	7.70%, 03/23/2033	1,463,465
	142,100,000	7.75%, 09/16/2026	2,471,952
	64,895,000	8.50%, 09/17/2031	1,201,246

			12,745,093

		Saudi Arabia - 0.3%
		Saudi Government International Bond
$	200,000	2.88%, 03/04/2023(1)	199,200
	300,000	3.63%, 03/04/2028(1)	297,750

			496,950

		South Africa - 7.1%
		Republic of South Africa Government Bond
ZAR	64,092,218	6.25%, 03/31/2036	3,127,918
	3,750,000	6.50%, 02/28/2041	180,526
	20,000,000	8.00%, 01/31/2030	1,251,402
	9,205,000	8.25%, 03/31/2032	571,973
	2,805,000	8.75%, 01/31/2044	172,376
	3,070,000	8.88%, 02/28/2035	197,484
	18,949,000	9.00%, 01/31/2040	1,205,528
	38,940,000	10.50%, 12/21/2026	2,983,594
	18,600,000	South Africa Government Bond 7.25%, 01/15/2020	1,300,681

			10,991,482

		Tajikistan - 0.2%
$	375,000	Republic of Tajikistan International Bond 7.13%, 09/14/2027(1)	360,563

		Thailand - 2.1%
		Thailand Government Bond
THB	29,320,455	1.25%, 03/12/2028(2)(8)	865,845
	39,815,000	1.88%, 06/17/2022	1,199,793
	5,775,000	3.40%, 06/17/2036	187,367
	20,920,000	3.85%, 12/12/2025	702,265
	10,060,000	4.88%, 06/22/2029	374,167

			3,329,437

		Turkey - 6.4%
$	200,000	Export Credit Bank of Turkey 5.38%, 10/24/2023(1)	201,376
		Turkey Government Bond
TRY	1,275,000	8.00%, 03/12/2025	278,288
	1,245,000	8.80%, 09/27/2023	288,150
	595,000	9.00%, 07/24/2024	138,651
	2,045,000	9.20%, 09/22/2021	493,252
	935,000	9.50%, 01/12/2022	227,000
	4,600,000	10.40%, 03/27/2019	1,180,936
	1,710,000	10.40%, 03/20/2024	426,649
	6,560,000	10.50%, 08/11/2027	1,627,225
	5,065,000	10.70%, 02/17/2021	1,282,435
	14,890,000	11.00%, 03/02/2022	3,799,481

			9,943,443

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 72.1% - (continued)
		Ukraine - 0.2%
$	300,000	Ukraine Government International Bond 7.38%, 09/25/2032(1)	$295,762

		United Arab Emirates - 0.5%
	725,000	Abu Dhabi Government International Bond 4.13%, 10/11/2047(1)	718,475

		Uruguay - 0.7%
		Uruguay Government International Bond
UYU	530,051	4.00%, 07/10/2030(8)	20,708
	11,143,981	4.38%, 12/15/2028(8)	442,429
	8,880,000	8.50%, 03/15/2028(1)	308,122
	6,265,000	9.88%, 06/20/2022(1)	228,586
	4,100,000	9.88%, 06/20/2022(2)	149,593

			1,149,438

		Total Foreign Government Obligations (cost $114,615,355)	$111,777,618

U.S. GOVERNMENT SECURITIES - 1.3%
		United States - 1.3%
		U.S. Treasury Notes - 1.3%
$	2,000,000	U.S. Treasury Notes 0.88%, 11/15/2017(9)	$1,999,863

		Total U.S. Government Securities (cost $1,999,920)	$1,999,863

		Total Long-Term Investments (cost $145,944,935)	$143,880,627

SHORT-TERM INVESTMENTS - 6.3%
		Other Investment Pools & Funds - 6.3%
	9,750,478	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(10)	$9,750,478

		Total Short-Term Investments (cost $9,750,478)	$9,750,478

Total Investments Excluding Purchased Options and Swaptions (cost $155,695,413)	99.1%	$153,631,105

Total Purchased Options and Swaptions (cost $1,061,614)	0.6%	$802,807

Total Investments (cost $156,757,027)	99.7%	$154,433,912
Other Assets and Liabilities	0.3%	515,547

Total Net Assets	100.0%	$154,949,459

The accompanying notes are an integral part of these financial statements.

67

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $19,870,743, which represented 12.8% of total net assets.

(2)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $13,824,527, which represented 8.9% of total net assets.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)	Security is a zero-coupon bond.

(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(10)	Current yield as of period end.

OTC Option Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/PLN Put	DEUT	4.43 PLN per EUR	01/23/18	1,460,000	EUR	1,460,000	$3,573	$13,749	$(10,176)
USD Call/BRL Put	DEUT	3.29 BRL per USD	01/24/18	2,333,000	USD	2,333,000	59,463	55,805	3,658
USD Call/HUF Put	BCLY	285.42 HUF per USD	12/12/17	1,053,000	USD	1,053,000	871	11,088	(10,217)
USD Call/HUF Put	UBS	276.56 HUF per USD	01/18/18	1,868,000	USD	1,868,000	9,555	20,595	(11,040)
USD Call/MXN Put	CBK	22.92 MXN per USD	02/23/18	981,000	USD	981,000	2,806	22,318	(19,512)
USD Call/MXN Put	JPM	23.91 MXN per USD	02/19/18	1,440,000	USD	1,440,000	2,297	35,295	(32,998)
USD Call/MXN Put	MSC	19.61 MXN per USD	12/27/17	1,585,000	USD	1,585,000	21,234	22,998	(1,764)
USD Call/MXN Put	DEUT	20.37 MXN per USD	01/24/18	2,333,000	USD	2,333,000	22,110	22,397	(287)
USD Call/MXN Put	BCLY	22.86 MXN per USD	08/15/18	3,606,000	USD	3,606,000	68,640	51,998	16,642
USD Call/TRY Put	MSC	4.25 TRY per USD	03/02/18	2,757,000	USD	2,757,000	29,687	20,815	8,872
USD Call/TRY Put	CBK	4.23 TRY per USD	03/02/18	3,732,000	USD	3,732,000	42,758	22,318	20,440

Total Calls							$262,994	$299,376	$(36,382)

The accompanying notes are an integral part of these financial statements.

68

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Option Contracts Outstanding at October 31, 2017 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts: - (continued)
Puts
EUR Put/CZK Call	HSBC	26.00 CZK per EUR	03/21/19	940,000	EUR	940,000	$25,266	$22,916	$2,350
USD Put/BRL Call	MSC	3.17 BRL per USD	12/13/17	1,309,000	USD	1,309,000	4,691	29,374	(24,683)
USD Put/BRL Call	CBK	3.21 BRL per USD	01/18/18	2,315,000	USD	2,315,000	21,462	51,303	(29,841)
USD Put/BRL Call	DEUT	3.29 BRL per USD	01/24/18	2,333,000	USD	2,333,000	48,356	55,805	(7,449)
USD Put/BRL Call	MSC	3.21 BRL per USD	03/19/18	523,000	USD	523,000	7,351	17,226	(9,875)
USD Put/BRL Call	DEUT	3.27 BRL per USD	03/27/18	521,000	USD	521,000	11,176	17,682	(6,506)
USD Put/BRL Call	MSC	3.33 BRL per USD	04/26/18	621,000	USD	621,000	20,378	21,886	(1,508)
USD Put/CAD Call	CBK	1.24 CAD per USD	01/24/18	2,618,000	USD	2,618,000	4,500	13,686	(9,186)
USD Put/CLP Call	MSC	629.00 CLP per USD	03/19/18	523,000	USD	523,000	7,839	12,848	(5,009)
USD Put/COP Call	MSC	3,061.00 COP per USD	04/26/18	621,000	USD	621,000	16,181	19,596	(3,415)
USD Put/INR Call	DEUT	64.18 INR per USD	01/31/18	1,744,000	USD	1,744,000	6,310	13,255	(6,945)
USD Put/INR Call	DEUT	66.96 INR per USD	03/26/18	521,000	USD	521,000	14,216	9,993	4,223
USD Put/INR Call	BNP	66.12 INR per USD	04/26/18	621,000	USD	621,000	11,351	10,874	477
USD Put/MXN Call	CBK	18.06 MXN per USD	12/13/17	2,618,000	USD	2,618,000	1,859	53,015	(51,156)
USD Put/MXN Call	CBK	18.51 MXN per USD	01/18/18	2,315,000	USD	2,315,000	11,181	17,472	(6,291)
USD Put/MXN Call	DEUT	18.70 MXN per USD	01/24/18	2,333,000	USD	2,333,000	17,549	21,604	(4,055)
USD Put/MXN Call	DEUT	18.83 MXN per USD	07/31/18	1,745,000	USD	1,745,000	37,200	89,274	(52,074)
USD Put/MXN Call	BCLY	17.42 MXN per USD	08/15/18	1,803,000	USD	1,803,000	8,873	31,084	(22,211)
USD Put/PLN Call	CBK	4.32 PLN per EUR	03/19/18	440,000	EUR	440,000	11,145	9,352	1,793
USD Put/PLN Call	DEUT	4.37 PLN per EUR	03/27/18	445,000	EUR	445,000	50,212	9,011	41,201
USD Put/PLN Call	MSC	4.29 PLN per EUR	04/26/18	525,000	EUR	525,000	10,640	10,377	263
USD Put/RUB Call	MSC	59.75 RUB per USD	03/19/18	523,000	USD	523,000	15,334	18,467	(3,133)
USD Put/RUB Call	MSC	59.83 RUB per USD	03/29/18	521,000	USD	521,000	15,852	18,806	(2,954)
USD Put/RUB Call	MSC	59.28 RUB per USD	04/26/18	621,000	USD	621,000	16,298	20,064	(3,766)
USD Put/TRY Call	DEUT	3.54 TRY per USD	01/17/18	1,122,000	USD	1,122,000	1,059	13,744	(12,685)
USD Put/TRY Call	CBK	3.45 TRY per USD	03/02/18	1,866,000	USD	1,866,000	1,638	20,078	(18,440)

Total Puts							$397,917	$628,792	$(230,875)

Total purchased option contracts							$660,911	$928,168	$(267,257)

Written option contracts:
Calls
USD Call/BRL Put	DEUT	3.43 BRL per USD	01/24/18	(2,333,000)	USD	(2,333,000)	$(27,145)	$(21,674)	$(5,471)
USD Call/MXN Put	MSC	19.74 MXN per USD	11/30/17	(1,546,000)	USD	(1,546,000)	(8,896)	(6,926)	(1,970)
USD Call/MXN Put	DEUT	19.52 MXN per USD	01/24/18	(2,333,000)	USD	(2,333,000)	(49,607)	(56,832)	7,225
USD Call/MXN Put	BCLY	21.03 MXN per USD	08/15/18	(1,803,000)	USD	(1,803,000)	(64,648)	(45,129)	(19,519)
USD Call/TRY Put	BOA	6.05 TRY per USD	02/19/18	(919,000)	USD	(919,000)	(262)	(19,299)	19,037
USD Call/TRY Put	CBK	3.88 TRY per USD	03/02/18	(1,866,000)	USD	(1,866,000)	(67,359)	(28,139)	(39,220)
USD Call/ZAR Put	JPM	14.43 ZAR per USD	12/22/17	(1,309,000)	USD	(1,309,000)	(31,992)	(17,050)	(14,942)

Total Calls							$(249,909)	$(195,049)	$(54,860)

The accompanying notes are an integral part of these financial statements.

69

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Option Contracts Outstanding at October 31, 2017 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Notional Amount	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts: - (continued)
Puts
EUR Put/CZK Call	HSBC	24.00 CZK per EUR	03/21/19	EUR	(940,000)	(940,000)	$(5,166)	$(7,114)	$1,948
EUR Put/PLN Call	DEUT	4.17 PLN per EUR	01/23/18	EUR	(1,460,000)	(1,460,000)	(4,733)	(10,205)	5,472
USD Put/BRL Call	MSC	3.07 BRL per USD	12/13/17	USD	(2,618,000)	(2,618,000)	(1,511)	(19,936)	18,425
USD Put/BRL Call	CBK	3.10 BRL per USD	01/18/18	USD	(2,315,000)	(2,315,000)	(6,014)	(17,365)	11,351
USD Put/BRL Call	DEUT	3.16 BRL per USD	01/24/18	USD	(2,333,000)	(2,333,000)	(13,641)	(20,927)	7,286
USD Put/BRL Call	MSC	3.05 BRL per USD	03/19/18	USD	(523,000)	(523,000)	(1,852)	(5,725)	3,873
USD Put/BRL Call	DEUT	3.10 BRL per USD	03/27/18	USD	(521,000)	(521,000)	(3,042)	(5,856)	2,814
USD Put/BRL Call	MSC	3.16 BRL per USD	04/26/18	USD	(621,000)	(621,000)	(6,935)	(7,119)	184
USD Put/CAD Call	CBK	1.27 CAD per USD	01/24/18	USD	(2,618,000)	(2,618,000)	(16,161)	(37,660)	21,499
USD Put/CLP Call	MSC	604.22 CLP per USD	03/19/18	USD	(523,000)	(523,000)	(2,292)	(4,570)	2,278
USD Put/COP Call	MSC	2,912.00 COP per USD	04/26/18	USD	(621,000)	(621,000)	(5,544)	(6,656)	1,112
USD Put/HUF Call	BCLY	262.14 HUF per USD	12/12/17	USD	(1,053,000)	(1,053,000)	(4,828)	(8,993)	4,165
USD Put/HUF Call	UBS	252.97 HUF per USD	01/18/18	USD	(1,868,000)	(1,868,000)	(4,461)	(16,672)	12,211
USD Put/INR Call	DEUT	63.00 INR per USD	01/31/18	USD	(1,744,000)	(1,744,000)	(1,447)	(5,406)	3,959
USD Put/INR Call	DEUT	65.03 INR per USD	03/26/18	USD	(521,000)	(521,000)	(4,938)	(3,298)	(1,640)
USD Put/INR Call	BNP	64.35 INR per USD	04/26/18	USD	(621,000)	(621,000)	(3,932)	(3,779)	(153)
USD Put/MXN Call	DEUT	17.08 MXN per USD	11/17/17	USD	(1,814,000)	(1,814,000)	(1)	(3,428)	3,427
USD Put/MXN Call	MSC	18.84 MXN per USD	11/30/17	USD	(1,546,000)	(1,546,000)	(7,213)	(8,325)	1,112
USD Put/MXN Call	CBK	17.48 MXN per USD	12/13/17	USD	(2,618,000)	(2,618,000)	(372)	(18,261)	17,889
USD Put/MXN Call	CBK	19.16 MXN per USD	01/18/18	USD	(2,315,000)	(2,315,000)	(36,125)	(51,260)	15,135
USD Put/MXN Call	DEUT	19.52 MXN per USD	01/24/18	USD	(2,333,000)	(2,333,000)	(60,464)	(56,832)	(3,632)
USD Put/MXN Call	DEUT	17.44 MXN per USD	07/31/18	USD	(1,745,000)	(1,745,000)	(8,437)	(28,374)	19,937
USD Put/MXN Call	BCLY	16.82 MXN per USD	08/15/18	USD	(1,803,000)	(1,803,000)	(4,112)	(15,127)	11,015
USD Put/PLN Call	CBK	4.21 PLN per EUR	03/19/18	EUR	(440,000)	(440,000)	(3,781)	(3,196)	(585)
USD Put/PLN Call	DEUT	4.25 PLN per EUR	03/28/18	EUR	(445,000)	(445,000)	(5,960)	(2,993)	(2,967)
USD Put/PLN Call	MSC	4.17 PLN per EUR	04/26/18	EUR	(525,000)	(525,000)	(3,736)	(3,629)	(107)
USD Put/RUB Call	MSC	56.64 RUB per USD	03/19/18	USD	(523,000)	(523,000)	(3,604)	(6,030)	2,426
USD Put/RUB Call	MSC	56.65 RUB per USD	03/29/18	USD	(521,000)	(521,000)	(3,878)	(6,128)	2,250
USD Put/RUB Call	MSC	56.43 RUB per USD	04/26/18	USD	(621,000)	(621,000)	(4,867)	(6,562)	1,695
USD Put/TRY Call	DEUT	3.38 TRY per USD	01/17/18	USD	(1,122,000)	(1,122,000)	(200)	(3,961)	3,761
USD Put/ZAR Call	JPM	12.82 ZAR per USD	12/22/17	USD	(1,309,000)	(1,309,000)	(2,100)	(17,050)	14,950

Total Puts							$(231,347)	$(412,437)	$181,090

Total written option contracts							$(481,256)	$(607,486)	$126,230

OTC Swaption Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 months KRW - CD-KSDA- Interest Rate Swap Expiring on 08/13/2029	CBK	2.12%	Receive	08/12/19	KRW	3,103,640,000	3,103,640,000	$39,881	$66,723	$(26,842)
Puts
3 months KRW - CD-KSDA- Interest Rate Swap Expiring on 08/13/2029	CBK	2.12%	Pay	08/12/19	KRW	3,103,640,000	3,103,640,000	$102,015	$66,723	$35,292

Total purchased swaption contracts							6,207,280,000	$141,896	$133,446	$8,450

The accompanying notes are an integral part of these financial statements.

70

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount		Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	26	12/29/2017	$	3,046,875	$(29,992)
U.S. Treasury Long Bond Future	2	12/19/2017		304,938	(6,066)

Total					$(36,058)

Short position contracts:
Euro-Bund Future	1	12/07/2017	$	189,579	$(782)
U.S. Treasury 10-Year Note Future	69	12/19/2017		8,620,688	43,611

Total					$42,829

Total futures contracts					$6,771

OTC Interest Rate Swap Contracts Outstanding at October 31, 2017
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BNP	3M KRW KSDA	1.80% Fixed	KRW	253,835,000	01/29/28	Quarterly	$—	$—	$(10,148)	$(10,148)
GSC	1.88% Fixed	3M KRW KSDA	KRW	1,283,575,000	09/28/22	Quarterly	—	—	21,857	21,857
GSC	BZDIOVRA	8.35% Fixed	BRL	4,688,300	01/02/20	Maturity	—	—	(1,087)	(1,087)

Total							$—	$—	$10,622	$10,622

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
1M MXN TIIE	7.63% Fixed	MXN	9,435,000	01/09/19	Lunar	$—	$—	$679	$679
1M MXN TIIE	7.27% Fixed	MXN	21,040,000	10/21/20	Lunar	—	—	(1,164)	(1,164)
1M MXN TIIE	7.82% Fixed	MXN	20,300,000	01/03/22	Lunar	—	—	(23,464)	(23,464)
1M MXN TIIE	7.94% Fixed	MXN	10,075,000	01/05/22	Lunar	—	—	(13,867)	(13,867)
1M MXN TIIE	7.84% Fixed	MXN	10,075,000	01/07/22	Lunar	—	—	(11,933)	(11,933)
1M MXN TIIE	7.29% Fixed	MXN	13,625,000	05/05/22	Lunar	—	—	(1,855)	(1,855)
1M MXN TIIE	6.84% Fixed	MXN	9,850,000	07/14/22	Lunar	—	—	8,048	8,048
6M CZK PRIBOR	1.34% Fixed	CZK	43,915,000	12/20/22	Annual	—	—	(19,498)	(19,498)
6M CZK PRIBOR	1.43% Fixed	CZK	21,915,000	12/20/27	Annual	—	—	32,044	32,044
6M EUR EURIBOR	0.30% Fixed	EUR	1,660,000	12/20/22	Annual	—	—	(7,836)	(7,836)
6M EUR EURIBOR	0.94% Fixed	EUR	855,000	12/20/27	Annual	—	—	7,873	7,873
6M PLN WIBOR	2.31% Fixed	PLN	6,275,000	12/20/22	Annual	—	—	(20,644)	(20,644)

Total						$—	$—	$(51,617)	$(51,617)

OTC Total Return Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Letras del Banco Central de Argentina, Bond	JPM	USD	981,873	1.00%	06/21/18	Maturity	$—	$—	$19,310	$19,310

The accompanying notes are an integral part of these financial statements.

71

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
12,800,000	BRL	3,570,432	USD	JPM	11/03/17	$340,336	$—
25,605,000	BRL	7,813,787	USD	MSC	11/03/17	9,276	—
12,805,000	BRL	3,940,000	USD	GSC	11/03/17	—	(27,704)
1,460,000	BRL	454,150	USD	MSC	11/17/17	—	(8,944)
4,148,000	BRL	1,262,832	USD	MSC	12/04/17	—	(578)
450,000	BRL	141,265	USD	BOA	12/04/17	—	(4,328)
440,000	BRL	140,899	USD	DEUT	12/04/17	—	(7,005)
3,910,000	BRL	1,206,114	USD	GSC	12/04/17	—	(16,285)
1,215,000	BRL	379,782	USD	HSBC	12/04/17	—	(10,053)
965,000	BRL	304,609	USD	MSC	12/04/17	—	(10,955)
1,315,000	BRL	415,023	USD	JPM	12/04/17	—	(14,863)
2,140,000	BRL	667,431	USD	HSBC	12/04/17	—	(16,220)
5,886,000	BRL	1,858,908	USD	MSC	12/04/17	—	(67,774)
3,125,000	BRL	1,001,603	USD	GSC	12/04/17	—	(50,652)
25,975,000	BRL	8,097,955	USD	DEUT	12/04/17	—	(193,656)
1,269,000	BRL	371,705	USD	DEUT	12/22/17	13,673	—
895,000	CAD	733,865	USD	CBK	12/14/17	—	(39,815)
355,000	CAD	283,607	USD	GSC	12/20/17	—	(8,291)
1,035,000	CAD	818,236	USD	CBK	01/25/18	—	(15,236)
1,445,900,000	CLP	2,301,532	USD	HSBC	12/20/17	94	(31,243)
4,708,616,000	CLP	7,531,978	USD	GSC	12/20/17	—	(138,414)
2,751,000	CNH	415,214	USD	DEUT	12/07/17	—	(1,440)
1,544,000	CNH	231,191	USD	SSG	12/20/17	825	—
848,000	CNH	128,649	USD	BCLY	12/20/17	—	(1,222)
4,080,000	CNH	620,033	USD	BNP	12/20/17	—	(6,934)
7,568,000	CNH	1,152,429	USD	JPM	12/20/17	—	(15,190)
2,900,300,000	COP	966,277	USD	HSBC	12/20/17	—	(17,444)
2,377,400,000	COP	789,047	USD	DEUT	12/20/17	—	(11,281)
2,513,200,000	COP	847,479	USD	HSBC	12/20/17	—	(25,286)
10,888,790,000	COP	3,682,066	USD	CBK	12/20/17	—	(119,796)
21,570,000	CZK	977,158	USD	CBK	12/20/17	5,296	—
12,310,000	CZK	560,300	USD	HSBC	12/20/17	387	—
13,770,000	CZK	627,514	USD	CBK	12/20/17	—	(328)
2,350,000	CZK	107,801	USD	JPM	12/20/17	—	(765)
3,410,000	CZK	156,504	USD	JPM	12/20/17	—	(1,187)
7,260,000	CZK	333,635	USD	BCLY	12/20/17	—	(2,962)
69,750,000	CZK	3,213,471	USD	DEUT	12/20/17	—	(36,550)
128,450,000	CZK	5,895,853	USD	JPM	12/20/17	—	(45,307)
5,424,000	CZK	228,413	USD	JPM	03/25/19	24,143	—
64,230,000	CZK	3,029,717	USD	MSC	09/26/19	—	(13,537)
64,220,000	CZK	3,044,323	USD	GSC	09/26/19	—	(28,613)
4,910,000	EGP	272,113	USD	GSC	12/20/17	2,386	—
8,930,000	EGP	470,000	USD	GSC	12/22/17	28,962	—
5,030,000	EGP	279,833	USD	CBK	12/22/17	1,217	—
2,176,000	EGP	113,039	USD	SCB	03/13/18	5,730	—
2,178,000	EGP	113,674	USD	SCB	03/13/18	5,204	—
2,178,000	EGP	113,853	USD	CBK	03/13/18	5,026	—
2,178,000	EGP	114,031	USD	SCB	03/13/18	4,847	—
2,160,000	EGP	109,700	USD	GSC	04/05/18	7,428	—
1,943,000	EGP	97,736	USD	GSC	08/02/18	3,949	—
4,730,000	EGP	243,877	USD	GSC	09/18/18	391	—
6,050,000	EGP	313,553	USD	GSC	09/18/18	—	(1,116)
9,430,000	EGP	488,728	USD	GSC	09/18/18	—	(1,740)
428,000	EUR	498,791	USD	MSC	12/08/17	854	—
686,000	EUR	816,443	USD	MSC	12/08/17	—	(15,610)
108,000	EUR	128,229	USD	MSC	12/20/17	—	(2,051)
840,000	EUR	985,243	USD	GSC	12/20/17	—	(3,855)
342,000	EUR	405,043	USD	CBK	12/20/17	—	(5,478)
665,000	EUR	787,696	USD	GSC	12/20/17	—	(10,765)

The accompanying notes are an integral part of these financial statements.

72

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
519,000	EUR	622,346	USD	CBK	12/20/17	$—	$(15,989)
140,000	EUR	169,579	USD	CBK	03/21/18	—	(5,121)
132,000	EUR	157,091	USD	DEUT	04/03/18	—	(1,907)
180,000	EUR	213,012	USD	MSC	04/30/18	—	(1,037)
201,000	EUR	227,037	USD	HSBC	03/25/19	15,037	—
123,505,000	HUF	453,033	USD	BCLY	12/14/17	9,941	—
59,200,000	HUF	222,873	USD	RBC	12/20/17	—	(878)
67,200,000	HUF	253,878	USD	JPM	12/20/17	—	(1,884)
27,900,000	HUF	108,200	USD	JPM	12/20/17	—	(3,578)
67,302,000	HUF	261,232	USD	BCLY	12/20/17	—	(8,856)
90,500,000	HUF	348,330	USD	GSC	12/20/17	—	(8,963)
72,744,000	HUF	282,056	USD	BCLY	12/20/17	—	(9,272)
172,082,000	HUF	668,526	USD	CBK	12/20/17	—	(23,232)
1,252,800,000	HUF	4,889,357	USD	BOA	12/20/17	—	(191,460)
216,798,000	HUF	822,451	USD	UBS	01/22/18	—	(7,904)
8,229,000,000	IDR	601,596	USD	UBS	12/20/17	2,411	—
3,350,000,000	IDR	245,745	USD	GSC	12/20/17	144	—
2,401,000,000	IDR	176,196	USD	UBS	12/20/17	37	—
2,058,000,000	IDR	151,502	USD	HSBC	12/20/17	—	(445)
4,706,000,000	IDR	346,029	USD	JPM	12/20/17	—	(610)
9,967,000,000	IDR	736,714	USD	BCLY	12/20/17	—	(5,137)
17,900,000,000	IDR	1,320,059	USD	BCLY	12/20/17	—	(6,201)
26,539,726,000	IDR	1,994,269	USD	BCLY	12/20/17	—	(46,256)
10,950,000	INR	166,515	USD	BCLY	12/20/17	1,457	—
7,470,000	INR	114,658	USD	BCLY	12/20/17	—	(70)
30,548,000	INR	472,660	USD	JPM	12/20/17	—	(4,057)
103,349,000	INR	1,601,416	USD	BCLY	12/20/17	—	(16,056)
311,866,000	KZT	905,271	USD	CBK	12/20/17	15,094	—
118,807,000	KZT	342,137	USD	CBK	12/20/17	8,481	—
111,100,000	KZT	319,850	USD	CBK	12/20/17	8,023	—
74,254,000	KZT	213,374	USD	CBK	12/20/17	5,762	—
118,807,000	KZT	347,643	USD	CBK	12/20/17	2,975	—
118,807,000	KZT	349,381	USD	CBK	12/20/17	1,237	—
75,300,000	KZT	221,634	USD	DEUT	12/20/17	588	—
49,300,000	KZT	145,966	USD	JPM	12/20/17	—	(474)
3,191,000	MXN	177,460	USD	DEUT	11/22/17	—	(11,684)
21,087,000	MXN	1,136,459	USD	DEUT	11/27/17	—	(41,975)
99,620,000	MXN	5,028,520	USD	RBC	12/04/17	135,765	—
48,270,000	MXN	2,381,881	USD	GSC	12/04/17	120,428	—
48,270,000	MXN	2,429,853	USD	DEUT	12/04/17	72,456	—
2,150,000	MXN	111,714	USD	MSC	12/04/17	—	(259)
680,000	MXN	36,348	USD	MSC	12/08/17	—	(1,121)
11,320,000	MXN	586,632	USD	JPM	12/20/17	—	(1,375)
7,690,000	MXN	399,460	USD	GSC	12/20/17	—	(1,878)
5,470,000	MXN	285,542	USD	BNP	12/20/17	—	(2,736)
17,260,000	MXN	896,586	USD	CBK	12/20/17	—	(4,223)
5,380,000	MXN	287,394	USD	BNP	12/20/17	—	(9,242)
7,240,000	MXN	384,999	USD	MSC	12/20/17	—	(10,682)
3,022,000	MXN	167,277	USD	GSC	12/20/17	—	(11,036)
5,120,000	MXN	278,217	USD	BNP	12/20/17	—	(13,507)
13,820,000	MXN	728,713	USD	GSC	12/20/17	—	(14,203)
12,140,000	MXN	644,734	USD	CBK	12/20/17	—	(17,082)
7,350,000	MXN	403,736	USD	BNP	12/20/17	—	(23,732)
11,830,000	MXN	641,939	USD	BNP	12/20/17	—	(30,314)
161,465,000	MXN	8,943,447	USD	UBS	12/20/17	—	(595,516)
12,698,000	MXN	689,809	USD	MSC	12/29/17	—	(34,293)
72,970,000	MXN	3,781,574	USD	GSC	01/18/18	—	(28,079)
72,970,000	MXN	3,817,720	USD	GSC	01/18/18	—	(64,226)
13,565,000	MXN	707,985	USD	CBK	01/22/18	—	(10,746)

The accompanying notes are an integral part of these financial statements.

73

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,810,000	MXN	130,482	USD	GSC	01/25/18	$13,870	$—
2,774,000	MXN	129,222	USD	GSC	01/25/18	13,281	—
138,000	MXN	6,418	USD	BCLY	01/25/18	671	—
137,000	MXN	6,381	USD	BCLY	01/25/18	657	—
4,656,000	MXN	238,586	USD	DEUT	01/26/18	551	—
5,922,000	MXN	275,685	USD	JPM	02/21/18	27,244	—
3,660,000	MXN	176,513	USD	CBK	02/27/18	10,532	—
72,970,000	MXN	3,583,548	USD	BNP	10/18/18	10,672	—
72,970,000	MXN	3,609,249	USD	GSC	10/18/18	—	(15,029)
2,670,000	MYR	634,129	USD	BCLY	11/17/17	—	(3,934)
20,621,000	MYR	4,886,146	USD	BCLY	11/17/17	—	(19,011)
435,000	NZD	305,192	USD	DEUT	12/20/17	—	(7,794)
1,560,000	PEN	475,610	USD	HSBC	12/20/17	3,180	—
925,000	PEN	281,497	USD	DEUT	12/20/17	2,400	—
891,000	PEN	271,771	USD	DEUT	12/20/17	1,692	—
455,000	PEN	138,741	USD	BCLY	12/20/17	906	—
540,000	PEN	165,848	USD	HSBC	12/20/17	—	(113)
710,000	PEN	218,529	USD	JPM	12/20/17	—	(618)
13,776,000	PEN	4,248,574	USD	CBK	12/20/17	—	(20,494)
36,940,000	PHP	719,097	USD	SCB	12/20/17	—	(5,816)
3,020,000	PLN	821,418	USD	DEUT	12/20/17	8,500	—
995,000	PLN	273,062	USD	GSC	12/20/17	371	—
1,140,000	PLN	315,818	USD	HSBC	12/20/17	—	(2,538)
1,545,000	PLN	428,679	USD	JPM	12/20/17	—	(4,101)
24,650,000	PLN	6,916,968	USD	SCB	12/20/17	—	(142,968)
2,695,000	PLN	739,395	USD	DEUT	01/25/18	1,420	—
430,000	RON	110,916	USD	JPM	12/20/17	—	(2,100)
510,000	RON	131,991	USD	JPM	12/20/17	—	(2,930)
1,730,000	RON	442,014	USD	CBK	12/20/17	—	(4,220)
920,000	RON	237,215	USD	JPM	12/20/17	—	(4,400)
2,945,000	RON	753,891	USD	GSC	12/20/17	—	(8,628)
10,327,000	RON	2,685,896	USD	CBK	12/20/17	—	(72,541)
30,026,000	RUB	508,054	USD	MSC	12/20/17	639	—
751,000	RUB	12,829	USD	DEUT	12/20/17	—	(106)
3,288,000	RUB	56,061	USD	DEUT	12/20/17	—	(357)
14,520,000	RUB	246,667	USD	JPM	12/20/17	—	(672)
32,860,000	RUB	558,274	USD	BCLY	12/20/17	—	(1,568)
13,490,000	RUB	230,342	USD	BCLY	12/20/17	—	(1,798)
9,320,000	RUB	159,781	USD	GSC	12/20/17	—	(1,883)
16,200,000	RUB	277,508	USD	JPM	12/20/17	—	(3,052)
11,823,000	RUB	204,409	USD	DEUT	12/20/17	—	(4,106)
31,360,000	RUB	535,794	USD	CBK	12/20/17	—	(4,500)
17,730,000	RUB	306,165	USD	GSC	12/20/17	—	(5,787)
8,776,000	RUB	149,557	USD	GSC	03/20/18	—	(2,735)
9,257,000	RUB	157,539	USD	GSC	03/29/18	—	(2,878)
352,000	SGD	260,172	USD	BNP	12/20/17	—	(1,821)
488,000	SGD	360,796	USD	BNP	12/20/17	—	(2,628)
617,000	SGD	456,019	USD	BNP	12/20/17	—	(3,172)
1,113,000	SGD	822,910	USD	BNP	12/20/17	—	(6,023)
42,970,000	THB	1,285,834	USD	BCLY	12/20/17	7,885	—
27,750,000	THB	831,281	USD	JPM	12/20/17	4,201	—
5,780,000	THB	174,841	USD	JPM	12/20/17	—	(820)
8,210,000	THB	248,487	USD	JPM	12/20/17	—	(1,304)
8,270,000	THB	250,686	USD	JPM	12/20/17	—	(1,697)
16,460,000	THB	498,662	USD	JPM	12/20/17	—	(3,093)
105,284,000	THB	3,188,637	USD	JPM	12/20/17	—	(18,800)
400,000	TRY	105,925	USD	MSC	12/20/17	—	(2,051)
2,125,000	TRY	554,671	USD	GSC	12/20/17	—	(2,839)
1,190,000	TRY	316,281	USD	MSC	12/20/17	—	(7,255)

The accompanying notes are an integral part of these financial statements.

74

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
650,000	TRY	178,587	USD	GSC	12/20/17	$—	$(9,791)
1,190,000	TRY	328,879	USD	CBK	12/20/17	—	(19,853)
1,135,000	TRY	319,681	USD	JPM	12/20/17	—	(24,938)
2,730,000	TRY	744,998	USD	SSG	12/20/17	—	(36,057)
20,259,000	TRY	5,743,405	USD	BOA	12/20/17	—	(482,434)
33,000	TRY	9,172	USD	DEUT	02/20/18	—	(753)
123,000	TRY	34,208	USD	BOA	02/20/18	—	(2,831)
524,000	TRY	145,616	USD	HSBC	02/20/18	—	(11,944)
1,072,000	TRY	279,123	USD	MSC	03/05/18	—	(6,715)
314,294	USD	5,695,000	ARS	CBK	12/20/17	1,454	—
548,626	USD	9,985,000	ARS	BNP	12/20/17	127	—
597,599	USD	750,000	AUD	UBS	12/20/17	23,869	—
404,844	USD	515,000	AUD	BNP	12/20/17	10,883	—
109,434	USD	140,000	AUD	HSBC	12/20/17	2,338	—
3,906,131	USD	12,800,000	BRL	JPM	11/03/17	—	(4,637)
3,907,657	USD	12,805,000	BRL	GSC	11/03/17	—	(4,639)
3,152,672	USD	12,803,000	BRL	MSC	11/03/17	—	(759,013)
3,152,037	USD	12,802,000	BRL	MSC	11/03/17	—	(759,342)
514,368	USD	1,790,000	BRL	DEUT	11/17/17	—	(31,466)
3,924,423	USD	12,805,000	BRL	GSC	12/04/17	27,809	—
708,101	USD	2,249,000	BRL	MSC	12/04/17	23,721	—
489,642	USD	1,560,000	BRL	DEUT	12/04/17	14,928	—
27,725	USD	88,000	BRL	MSC	12/15/17	980	—
878,149	USD	2,789,000	BRL	DEUT	12/22/17	31,169	—
709,919	USD	2,276,000	BRL	CBK	01/22/18	21,483	—
227,356	USD	748,000	BRL	DEUT	01/26/18	1,230	—
166,044	USD	533,000	BRL	MSC	03/21/18	5,912	—
170,239	USD	556,000	BRL	DEUT	03/29/18	3,350	—
194,294	USD	647,000	BRL	MSC	04/30/18	825	—
276,552	USD	350,000	CAD	CBK	12/14/17	5,135	—
1,196,800	USD	1,460,000	CAD	DEUT	12/20/17	64,514	—
857,603	USD	1,075,000	CAD	GSC	12/20/17	23,899	—
324,130	USD	410,000	CAD	GSC	12/20/17	6,159	—
8,072,623	USD	5,046,600,000	CLP	GSC	12/20/17	148,349	—
347,640	USD	219,500,000	CLP	BOA	12/20/17	2,977	—
83,587	USD	52,200,000	CLP	JPM	12/20/17	1,621	—
1,195,008	USD	761,500,000	CLP	HSBC	12/20/17	—	(714)
164,618	USD	103,545,000	CLP	MSC	03/21/18	2,254	—
362,103	USD	2,490,000	CNH	DEUT	12/07/17	—	(12,414)
234,420	USD	1,549,000	CNH	JPM	12/20/17	1,653	—
730,988	USD	2,182,000,000	COP	DEUT	12/20/17	17,147	—
432,871	USD	1,280,000,000	COP	DEUT	12/20/17	14,119	—
310,696	USD	922,300,000	COP	CSFB	12/20/17	8,965	—
285,213	USD	844,800,000	COP	JPM	12/20/17	8,836	—
157,733	USD	465,942,000	COP	BNP	12/20/17	5,300	—
124,890	USD	367,800,000	COP	UBS	12/20/17	4,564	—
480,237	USD	1,458,000,000	COP	CSFB	12/20/17	3,252	—
190,629	USD	583,516,000	COP	MSC	04/30/18	1,768	—
2,940,476	USD	64,220,000	CZK	GSC	12/20/17	15,431	—
726,616	USD	15,870,000	CZK	GSC	12/20/17	3,781	—
231,975	USD	5,100,000	CZK	DEUT	12/20/17	—	(316)
2,920,873	USD	64,230,000	CZK	MSC	12/20/17	—	(4,628)
228,861	USD	5,424,000	CZK	HSBC	03/25/19	—	(23,695)
6,121,768	USD	128,450,000	CZK	JPM	09/26/19	89,878	—
2,030,119	USD	1,693,000	EUR	CBK	12/20/17	52,155	—
675,239	USD	570,000	EUR	CBK	12/20/17	9,298	—
854,932	USD	725,000	EUR	CBK	12/20/17	7,901	—
772,098	USD	655,000	EUR	BNP	12/20/17	6,849	—
954,462	USD	820,000	EUR	GSC	12/20/17	—	(3,559)

The accompanying notes are an integral part of these financial statements.

75

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
753,303	USD	641,000	EUR	DEUT	01/25/18	$2,785	$—
226,406	USD	201,000	EUR	JPM	03/25/19	—	(15,667)
5,661,129	USD	1,450,551,000	HUF	BOA	12/20/17	221,682	—
251,505	USD	66,000,000	HUF	CBK	12/20/17	4,010	—
122,293	USD	32,100,000	HUF	MSC	12/20/17	1,921	—
253,386	USD	67,205,000	HUF	CIBC	12/20/17	1,373	—
762,038	USD	10,318,000,000	IDR	HSBC	12/20/17	4,698	—
238,675	USD	3,198,000,000	IDR	GSC	12/20/17	3,942	—
502,500	USD	6,834,000,000	IDR	BCLY	12/20/17	885	—
678,200	USD	9,271,000,000	IDR	DEUT	12/20/17	—	(2,290)
203,338	USD	13,340,000	INR	UBS	12/20/17	—	(1,296)
1,356,590	USD	89,440,000	INR	DEUT	12/20/17	—	(15,408)
297,570	USD	19,470,000	INR	DEUT	02/02/18	421	—
149,612	USD	10,018,000	INR	DEUT	03/28/18	—	(2,249)
189,050	USD	12,500,000	INR	BNP	05/02/18	412	—
112,542	USD	126,760,000	KRW	BCLY	12/20/17	—	(634)
249,762	USD	283,030,000	KRW	JPM	12/20/17	—	(2,936)
155,034	USD	177,120,000	KRW	BCLY	12/20/17	—	(3,104)
1,197,950	USD	1,350,090,000	KRW	SCB	12/20/17	—	(7,451)
1,144,497	USD	21,932,000	MXN	MSC	11/22/17	5,105	—
61,749	USD	1,121,000	MXN	MSC	11/22/17	3,512	—
786,378	USD	15,021,000	MXN	DEUT	11/27/17	6,739	—
1,977,218	USD	40,703,000	MXN	GSC	12/04/17	—	(132,819)
2,822,838	USD	57,377,000	MXN	GSC	12/04/17	—	(151,577)
4,720,377	USD	98,080,000	MXN	GSC	12/04/17	—	(364,074)
714,238	USD	12,782,000	MXN	MSC	12/08/17	52,065	—
551,917	USD	10,046,000	MXN	MSC	12/08/17	31,483	—
804,518	USD	14,530,000	MXN	CBK	12/15/17	52,671	—
8,388,169	USD	151,440,000	MXN	UBS	12/20/17	558,541	—
1,220,080	USD	21,948,000	MXN	BCLY	12/20/17	85,343	—
921,112	USD	17,460,000	MXN	BNP	12/20/17	18,409	—
508,976	USD	9,510,000	MXN	RBC	12/20/17	17,298	—
193,796	USD	3,590,000	MXN	BNP	12/20/17	8,188	—
403,597	USD	7,660,000	MXN	BNP	12/20/17	7,566	—
194,890	USD	3,710,000	MXN	GSC	12/20/17	3,079	—
271,030	USD	5,200,000	MXN	JPM	12/20/17	2,184	—
27,175	USD	516,000	MXN	JPM	12/20/17	497	—
6,959	USD	132,000	MXN	CSFB	12/20/17	135	—
848,375	USD	16,408,000	MXN	GSC	12/27/17	1,054	—
33,800	USD	615,000	MXN	GSC	12/28/17	2,047	—
484,476	USD	8,832,000	MXN	DEUT	12/29/17	28,537	—
3,766,680	USD	72,970,000	MXN	GSC	01/18/18	13,185	—
3,740,133	USD	72,970,000	MXN	BNP	01/18/18	—	(13,361)
386,882	USD	8,764,000	MXN	GSC	01/25/18	—	(63,331)
458,572	USD	8,634,000	MXN	DEUT	08/02/18	28,143	—
168,491	USD	3,175,000	MXN	BCLY	08/17/18	10,581	—
3,662,601	USD	72,970,000	MXN	GSC	10/18/18	68,381	—
3,630,041	USD	72,970,000	MXN	GSC	10/18/18	35,821	—
425,683	USD	1,800,000	MYR	BCLY	11/17/17	832	—
897,807	USD	1,255,000	NZD	CSFB	12/20/17	39,797	—
149,647	USD	210,000	NZD	HSBC	12/20/17	6,075	—
1,455,975	USD	4,721,000	PEN	CBK	12/20/17	7,023	—
400,000	USD	1,300,000	PEN	DEUT	12/20/17	1,009	—
208,602	USD	679,000	PEN	BNP	12/20/17	206	—
473,837	USD	24,341,000	PHP	SCB	12/20/17	3,832	—
190,375	USD	9,890,000	PHP	BCLY	12/20/17	—	(592)
1,516,707	USD	5,469,000	PLN	CSFB	12/20/17	13,786	—
485,980	USD	1,787,000	PLN	BOA	12/20/17	—	(5,100)
1,754,459	USD	6,440,000	PLN	MSC	12/20/17	—	(15,300)

The accompanying notes are an integral part of these financial statements.

76

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
167,872	USD	599,000	PLN	CBK	03/21/18	$3,163	$—
155,218	USD	568,000	PLN	DEUT	04/03/18	—	(979)
211,125	USD	765,000	PLN	MSC	04/30/18	720	—
597,547	USD	2,295,000	RON	CBK	12/20/17	16,774	—
449,979	USD	1,729,000	RON	CBK	12/20/17	12,438	—
288,776	USD	1,109,000	RON	DEUT	12/20/17	8,132	—
548,540	USD	2,146,000	RON	DEUT	12/20/17	5,473	—
2,663,672	USD	155,372,000	RUB	GSC	12/20/17	31,397	—
736,578	USD	42,590,000	RUB	JPM	12/20/17	15,029	—
363,847	USD	21,054,000	RUB	GSC	12/20/17	7,155	—
408,912	USD	23,939,000	RUB	BNP	12/20/17	3,343	—
588,933	USD	34,591,000	RUB	BCLY	12/20/17	2,901	—
463,287	USD	27,232,000	RUB	BCLY	12/20/17	1,929	—
165,377	USD	9,744,000	RUB	DEUT	12/20/17	296	—
147,303	USD	8,685,000	RUB	DEUT	12/20/17	164	—
146,879	USD	8,776,000	RUB	MSC	03/20/18	57	—
154,735	USD	9,257,000	RUB	MSC	03/29/18	74	—
177,073	USD	10,496,000	RUB	MSC	04/27/18	2,466	—
1,651,687	USD	2,220,000	SGD	SSG	12/20/17	22,318	—
256,709	USD	350,000	SGD	CSFB	12/20/17	—	(174)
584,894	USD	19,360,000	THB	HSBC	12/20/17	2,013	—
646,953	USD	21,660,000	THB	BCLY	12/20/17	—	(5,175)
4,070,761	USD	14,359,000	TRY	BOA	12/20/17	341,935	—
497,167	USD	1,840,000	TRY	GSC	12/20/17	19,346	—
484,165	USD	1,792,000	TRY	GSC	12/20/17	18,808	—
223,545	USD	835,000	TRY	DEUT	12/20/17	6,708	—
233,787	USD	875,000	TRY	CSFB	12/20/17	6,562	—
168,622	USD	625,000	TRY	JPM	12/20/17	6,319	—
123,295	USD	451,000	TRY	BCLY	12/20/17	6,177	—
352,897	USD	1,354,000	TRY	CSFB	12/20/17	1,282	—
354,136	USD	1,359,000	TRY	CSFB	12/20/17	1,223	—
204,658	USD	761,000	TRY	DEUT	01/18/18	8,675	—
190,652	USD	680,000	TRY	DEUT	02/20/18	17,184	—
215,647	USD	825,000	TRY	BOA	02/20/18	5,189	—
612,717	USD	2,226,000	TRY	CBK	03/05/18	47,064	—
946,366	USD	28,275,000	TWD	UBS	12/20/17	6,497	—
93,685	USD	2,810,000	TWD	BCLY	12/20/17	280	—
244,651	USD	7,375,000	TWD	UBS	12/20/17	—	(496)
151,435	USD	4,590,000	TWD	BCLY	12/20/17	—	(1,138)
5,457,570	USD	72,011,000	ZAR	BCLY	12/20/17	408,914	—
700,542	USD	9,221,000	ZAR	CBK	12/20/17	54,062	—
617,413	USD	8,454,000	ZAR	RBC	12/20/17	24,707	—
515,896	USD	7,007,000	ZAR	HSBC	12/20/17	24,639	—
882,896	USD	12,272,000	ZAR	GSC	12/20/17	22,512	—
529,234	USD	7,229,000	ZAR	MSC	12/20/17	22,412	—
496,877	USD	6,850,000	ZAR	BCLY	12/20/17	16,627	—
280,826	USD	3,840,000	ZAR	MSC	12/20/17	11,605	—
328,029	USD	4,559,000	ZAR	SCB	12/20/17	8,399	—
116,750	USD	1,570,000	ZAR	GSC	12/20/17	6,678	—
204,016	USD	2,830,000	ZAR	MSC	12/20/17	5,606	—
194,124	USD	2,710,000	ZAR	MSC	12/20/17	4,128	—
651,716	USD	9,250,000	ZAR	BOA	12/20/17	3,203	—
79,857	USD	1,110,000	ZAR	DEUT	12/20/17	2,035	—
726,858	USD	9,713,000	ZAR	DEUT	12/29/17	46,871	—
11,067,000	UYU	372,250	USD	JPM	12/20/17	3,603	—
11,068,000	UYU	372,409	USD	JPM	12/20/17	3,478	—
9,630,000	UYU	329,603	USD	HSBC	12/20/17	—	(2,552)
993,000	ZAR	74,024	USD	MSC	11/22/17	—	(4,076)
1,794,000	ZAR	132,807	USD	MSC	11/22/17	—	(6,436)

The accompanying notes are an integral part of these financial statements.

77

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,690,000	ZAR	126,773	USD	JPM	12/20/17	$—	$(8,288)
16,840,000	ZAR	1,189,046	USD	GSC	12/20/17	—	(8,402)
3,630,000	ZAR	265,323	USD	GSC	12/20/17	—	(10,825)
5,370,000	ZAR	387,721	USD	SSG	12/20/17	—	(11,233)
3,950,000	ZAR	290,135	USD	JPM	12/20/17	—	(13,203)
4,640,000	ZAR	343,587	USD	GSC	12/20/17	—	(18,279)
6,600,000	ZAR	491,534	USD	GSC	12/20/17	—	(28,811)
11,960,000	ZAR	872,095	USD	GSC	12/20/17	—	(33,585)
73,880,000	ZAR	5,599,218	USD	BCLY	12/20/17	—	(419,527)
1,381,000	ZAR	102,156	USD	JPM	12/28/17	—	(5,460)
8,880,000	ZAR	654,554	USD	DEUT	12/29/17	—	(32,883)

Total						$4,298,238	$(6,324,399)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won

Currency Abbreviations: - (continued)
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Other Abbreviations:
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CJSC	Closed Joint Stock Company
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
KSDA	Korea Securities Dealers Association
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
PRIBOR	Prague Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

78

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Corporate Bonds	$30,103,146	$—	$30,103,146	$—
Foreign Government Obligations	111,777,618	—	111,777,618	—
U.S. Government Securities	1,999,863	—	1,999,863	—
Short-Term Investments	9,750,478	9,750,478	—	—
Purchased Options	802,807	—	802,807	—
Foreign Currency Contracts(2)	4,298,238	—	4,298,238	—
Futures Contracts(2)	43,611	43,611	—	—
Swaps - Interest Rate(2)	70,501	—	70,501	—
Swaps - Total Return(2)	19,310	—	19,310	—

Total	$158,865,572	$9,794,089	$149,071,483	$—

Liabilities
Foreign Currency Contracts(2)	$(6,324,399)	$—	$(6,324,399)	$—
Futures Contracts(2)	(36,840)	(36,840)	—	—
Swaps - Interest Rate(2)	(111,496)	—	(111,496)	—
Written Options	(481,256)	—	(481,256)	—

Total	$(6,953,991)	$(36,840)	$(6,917,151)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

79

The Hartford Floating Rate Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.6%
		Advertising - 0.1%
$	3,000,000	Acosta, Inc. 7.75%, 10/01/2022(1)	$2,100,000

		Biotechnology - 0.2%
	6,250,000	Sterigenics-Nordion Topco LLC (cash) 8.13%, 11/01/2021(1)(2)	6,367,188

		Coal - 0.1%
	6,085,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	5,415,650

		Commercial Banks - 1.8%
EUR	4,400,000	Banco Bilbao Vizcaya Argentaria S.A. 5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(3)(4)(5)	5,413,638
	8,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(3)(4)(5)	10,500,359
	4,000,000	Banco Santander S.A. 5 year EUR Swap + 5.410%, 6.25%, 03/12/2019(3)(4)(5)	4,880,719
$	5,675,000	BNP Paribas S.A. 5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(3)(4)	6,363,094
EUR	4,000,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(3)(4)(5)	5,358,308
		Credit Agricole S.A.
$	7,600,000	5 year USD Swap + 4.697%, 6.63%, 09/23/2019(1)(3)(4)	7,989,500
	2,150,000	5 year USD Swap + 4.898%, 7.88%, 01/23/2024(1)(3)(4)	2,448,313
		Credit Suisse Group AG
	3,850,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(3)(4)	4,210,937
	5,000,000	5 year USD Swap + 4.598%, 7.50%, 12/11/2023(1)(3)(4)	5,812,500
	5,220,000	HSBC Holdings plc 5 year USD ICE Swap + 4.368%, 6.38%, 03/30/2025(3)(4)	5,709,375
	5,925,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(3)(4)	6,473,062
	5,000,000	Standard Chartered plc 5 year USD Swap + 5.723%, 7.75%, 04/02/2023(1)(3)(4)	5,544,500
	2,500,000	UBS Group AG 5 year USD Swap + 5.464%, 7.13%, 02/19/2020(3)(4)(5)	2,693,750

			73,398,055

		Commercial Services - 0.5%
	8,145,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	8,613,337
	5,625,000	Herc Rentals, Inc. 7.75%, 06/01/2024(1)	6,173,438
	4,250,000	Hertz Corp. 6.25%, 10/15/2022	4,069,375

			18,856,150

		Diversified Financial Services - 0.2%
	9,950,000	Navient Corp. 5.88%, 10/25/2024	10,099,250

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.6% - (continued)
		Electric - 0.1%
$	3,465,000	GenOn Energy, Inc. 7.88%, 06/15/2017(6)(7)	$2,477,475

		Entertainment - 0.3%
	5,750,000	Codere Finance 2 Luxembourg S.A. 7.63%, 11/01/2021(1)	5,807,500
	7,415,000	CRC Escrow Issuer LLC / CRC Finco, Inc. 5.25%, 10/15/2025(1)	7,463,568

			13,271,068

		Food - 0.2%
GBP	1,245,620	Iceland Bondco plc 3 mo. GBP LIBOR+ 4.25%, 4.63%, 07/15/2020(1)(3)	1,654,535
$	7,835,000	MARB BondCo plc 7.00%, 03/15/2024(1)	7,893,763

			9,548,298

		Healthcare-Services - 0.1%
	5,000,000	Community Health Systems, Inc. 6.25%, 03/31/2023	4,812,500

		Household Products - 0.2%
	10,000,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021	8,575,000

		Housewares - 0.0%
	1,600,000	American Greetings Corp. 7.88%, 02/15/2025(1)	1,738,560

		Lodging - 0.3%
	10,524,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	10,734,480

		Machinery - Construction & Mining - 0.1%
	4,870,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(1)	5,283,950

		Mining - 0.3%
	6,075,000	Constellium N.V. 6.63%, 03/01/2025(1)	6,302,813
	6,100,000	First Quantum Minerals Ltd. 7.25%, 04/01/2023(1)	6,450,750

			12,753,563

		Oil & Gas - 0.8%
	7,500,000	Denbury Resources, Inc. 9.00%, 05/15/2021(1)	7,331,250
	2,065,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	1,987,562
	7,230,000	MEG Energy Corp. 6.50%, 01/15/2025(1)	7,193,850
	5,130,000	Nostrum Oil & Gas Finance B.V. 8.00%, 07/25/2022(1)	5,337,765
	6,100,000	Sable Permian Resources LLC / AEPB Finance Corp. 3 mo. USD LIBOR + 6.500%, 7.88%, 08/01/2019(1)(3)	5,642,500
	3,870,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	3,775,959

			31,268,886

The accompanying notes are an integral part of these financial statements.

80

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.6% - (continued)
		Oil & Gas Services - 0.1%
$	3,460,000	SESI LLC 7.75%, 09/15/2024(1)	$3,581,100

		Packaging & Containers - 0.0%
	1,165,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(1)	1,188,067

		Pharmaceuticals - 0.3%
	4,000,000	Endo Finance LLC / Endo Finco, Inc. 7.25%, 01/15/2022(1)	3,680,000
		Valeant Pharmaceuticals International, Inc.
	4,345,000	5.50%, 11/01/2025(1)	4,442,762
	7,000,000	5.88%, 05/15/2023(1)	5,915,000

			14,037,762

		Retail - 0.3%
	4,975,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)	5,016,392
	10,000,000	Staples, Inc. 8.50%, 09/15/2025(1)	8,825,000

			13,841,392

		Telecommunications - 0.1%
	5,000,000	Liquid Telecommunications Financing plc 8.50%, 07/13/2022(1)	5,326,045

		Transportation - 0.4%
	7,320,000	Hertz Corp. 7.63%, 06/01/2022(1)	7,632,564
	6,580,000	Rumo Luxembourg S.a.r.l. 7.38%, 02/09/2024(1)	7,168,910

			14,801,474

		Water - 0.1%
	3,860,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(1)	3,964,992

		Total Corporate Bonds (cost $269,550,587)	$273,440,905

SENIOR FLOATING RATE INTERESTS - 97.9%(8)
		Advertising - 0.3%
	14,015,422	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 09/26/2021	$12,333,571

		Aerospace/Defense - 2.4%
	7,665,964	Fly Funding II S.a.r.l. 3 mo. USD LIBOR + 2.250%, 3.56%, 02/09/2023	7,688,348
	41,235,000	MacDonald, Dettwiler and Associates Ltd. 3 mo. USD LIBOR + 2.750%, 4.10%, 10/04/2024	41,467,153
		TransDigm, Inc.
	14,643,029	4.24%, 05/14/2022	14,702,187
	36,040,890	1 mo. USD LIBOR + 3.000%, 4.24%, 06/09/2023	36,180,728

			100,038,416

		Agriculture - 0.1%
	3,887,146	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 8.49%, 11/15/2021	3,605,328

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Airlines - 0.7%
$	29,700,000	American Airlines, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 04/28/2023	$29,740,986

		Auto Manufacturers - 0.4%
	15,592,420	Jaguar Holding Co. 3 mo. USD LIBOR + 2.750%, 3.99%, 08/18/2022	15,675,216

		Auto Parts & Equipment - 0.5%
	20,140,000	USI, Inc. 3 mo. USD LIBOR + 3.000%, 4.31%, 05/16/2024	20,181,891

		Beverages - 0.3%
	12,623,458	Jacobs Douwe Egberts International B.V. 3 mo. USD LIBOR + 2.250%, 3.56%, 07/02/2022	12,723,436

		Biotechnology - 0.7%
	28,594,370	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/15/2022	28,594,370

		Chemicals - 2.3%
	12,440,000	Avantor, Inc. 0.00%, 09/07/2024(9)	12,504,439
	9,800,438	Axalta Coating Systems U.S. Holdings, Inc. 3 mo. USD LIBOR + 2.000%, 3.33%, 06/01/2024	9,849,440
	13,708,089	Chemours Co. 1 mo. USD LIBOR + 2.500%, 3.75%, 05/12/2022	13,816,657
		Diamond (BC) B.V.
EUR	3,075,000	EURIBOR + 3.250%, 3.25%, 09/06/2024	3,578,545
$	12,905,000	3 mo. USD LIBOR + 3.000%, 4.32%, 09/06/2024	12,955,716
	25,000,000	H.B. Fuller Co. 1 mo. USD LIBOR + 2.250%, 3.49%, 10/12/2024	25,135,500
	4,830,768	Tronox Blocked Borrower LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	4,869,028
	11,147,927	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	11,236,219

			93,945,544

		Coal - 1.1%
	11,606,675	Arch Coal, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 03/07/2024	11,715,546
		Ascent Resources - Marcellus LLC
	1,835,000	0.00%, 08/04/2021(6)	113,550
	15,944,225	1 mo. USD LIBOR + 4.250%, 5.49%, 08/04/2020	11,726,977
	21,827,831	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 7.08%, 03/28/2022	20,550,903

			44,106,976

		Commercial Services - 8.0%
	15,064,553	Allied Universal Holdco LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 07/28/2022	15,002,638

The accompanying notes are an integral part of these financial statements.

81

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Commercial Services - 8.0% - (continued)
$	5,310,000	Ascend Learning LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 07/12/2024	$5,352,055
		Brickman Group Ltd. LLC
	32,586,663	3 mo. USD LIBOR + 3.000%, 4.24%, 12/18/2020	32,776,644
	5,576,011	1 mo. USD LIBOR + 6.500%, 7.74%, 12/17/2021	5,592,962
	1,822,842	Brock Holdings III, Inc. PRIME + 7.250%, 11.50%, 03/16/2018	1,754,485
	14,266,260	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.500%, 4.74%, 10/03/2023	14,361,416
		Capital Automotive L.P.
	3,529,586	1 mo. USD LIBOR + 3.000%, 4.25%, 03/24/2024	3,534,881
	6,514,267	1 mo. USD LIBOR + 6.000%, 7.24%, 03/24/2025	6,677,124
	7,521,150	Clean Harbors, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 06/27/2024	7,563,494
	4,500,000	Constellis Holdings LLC 3 mo. USD LIBOR + 9.000%, 10.33%, 04/21/2025	4,469,085
	19,974,747	Hertz Corp. 1 mo. USD LIBOR + 2.750%, 4.00%, 06/30/2023	19,937,395
	3,532,096	KAR Auction Services, Inc. 3 mo. USD LIBOR + 2.500%, 3.88%, 03/09/2023	3,555,655
	5,415,000	Multi Color Corp. 0.00%, 09/20/2024(9)	5,448,844
	5,109,497	ON Assignment, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 06/05/2022	5,138,876
	29,083,804	PSAV Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.81%, 04/27/2024	29,265,578
	17,874,950	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 11/15/2023	17,954,314
	9,653,716	Russell Investment Group 3 mo. USD LIBOR + 4.250%, 5.49%, 06/01/2023	9,771,974
	32,797,448	ServiceMaster Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 11/08/2023	32,936,837
	15,910,050	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/06/2024	15,770,837
EUR	12,000,000	Techem GmbH 0.00%, 07/31/2024(9)	14,063,880
$	39,580,800	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/01/2024	39,696,376
	22,216,225	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 3.24%, 04/10/2023	22,278,653

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Commercial Services - 8.0% - (continued)
$	15,071,113	Xerox Business Services LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 12/07/2023	$15,193,641

			328,097,644

		Construction Materials - 0.2%
	8,575,830	Summit Materials Cos. I LLC 3.99%, 07/17/2022	8,622,311

		Distribution/Wholesale - 1.8%
	7,230,000	Beacon Roofing Supply, Inc. 0.00%, 08/23/2024(9)	7,275,188
	2,907,036	FPC Holdings, Inc. 5.33%, 11/19/2019	2,873,605
	14,007,996	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 06/09/2023	14,130,566
		PowerTeam Services LLC
	16,081,095	3 mo. USD LIBOR + 3.250%, 4.58%, 05/06/2020	16,121,297
	2,665,000	3 mo. USD LIBOR + 7.250%, 8.58%, 11/06/2020	2,651,675
	31,380,946	Univar, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 07/01/2022	31,537,850

			74,590,181

		Diversified Financial Services - 4.6%
	16,934,900	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 4.08%, 04/04/2024	17,009,075
EUR	6,930,175	Chemours Co. EURIBOR + 2.250%, 3.00%, 05/12/2022	8,118,060
$	7,980,000	Constellis Holdings LLC 3 mo. USD LIBOR + 5.000%, 6.33%, 04/21/2024	7,989,975
	5,150,000	Duff & Phelps Corp. 3 mo. USD LIBOR + 3.250%, 4.61%, 10/06/2024	5,198,307
		EVO Payments International LLC
	15,089,175	1 mo. USD LIBOR + 5.000%, 6.25%, 12/22/2023	15,282,467
	2,150,000	1 mo. USD LIBOR + 9.000%, 10.25%, 11/15/2024	2,158,062
	11,480,000	FinCo I LLC 1 mo. USD LIBOR + 2.750%, 2.75%, 06/14/2022	11,643,590
	4,655,000	Focus Financial Partners LLC 3 mo. USD LIBOR + 3.250%, 4.57%, 07/03/2024	4,707,369
	15,000,000	GreenSky Holdings LLC 1 mo. USD LIBOR + 4.000%, 5.25%, 08/26/2024	15,000,000
	8,857,800	NAB Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 07/01/2024	8,920,513
	5,281,821	NFP Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 01/08/2024	5,333,002
	4,596,200	NN, Inc. 1 mo. USD LIBOR + 3.750%, 4.99%, 03/22/2021	4,619,181

The accompanying notes are an integral part of these financial statements.

82

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Diversified Financial Services - 4.6% - (continued)
$	19,957,083	Numericable Group S.A. 0.00%, 01/31/2026(9)	$19,961,673
	13,443,413	RP Crown Parent LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 10/12/2023	13,499,472
		SAM Finance Lux S.a.r.l.
EUR	7,543,499	4.50%, 12/17/2020	8,824,385
$	21,941,377	3 mo. USD LIBOR + 3.250%, 4.57%, 12/17/2020	22,034,628
	20,480,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2025	20,559,667

			190,859,426

		Electric - 4.3%
	20,902,481	AES Corp. 3 mo. USD LIBOR + 2.000%, 3.32%, 05/24/2022	20,937,388
		Calpine Construction Finance Co., L.P.
	11,319,453	3.50%, 05/03/2020	11,319,453
	32,329,159	1 mo. USD LIBOR + 2.500%, 3.75%, 01/31/2022	32,342,737
		Calpine Corp.
	1,687,500	3 mo. USD LIBOR + 1.750%, 3.00%, 11/30/2017	1,687,500
	27,492,000	3 mo. USD LIBOR + 2.750%, 4.09%, 05/31/2023	27,608,291
	11,650,000	Chief Exploration & Development LLC 3 mo. USD LIBOR + 6.500%, 7.96%, 05/16/2021	11,378,206
	16,626,718	Dynegy, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 02/07/2024	16,717,833
	10,659,306	ExGen Texas Power LLC 3 mo. USD LIBOR + 4.750%, 6.08%, 09/16/2021	6,688,715
	10,641,564	Helix Gen Funding LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 06/02/2024	10,749,150
	20,243,750	NRG Energy, Inc. 3 mo. USD LIBOR + 2.250%, 3.58%, 06/30/2023	20,309,137
	4,279,275	Pike Corp. 3 mo. USD LIBOR + 3.500%, 4.76%, 09/20/2024	4,343,464
	9,523,201	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 02/21/2021	7,224,015
	7,039,337	Vistra Operations Co. LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 12/14/2023	7,088,190

			178,394,079

		Energy-Alternate Sources - 1.8%
	18,560,000	BCP Renaissance Parent LLC 0.00%, 09/19/2024(9)	18,763,046
	29,073,565	MEG Energy Corp. 3 mo. USD LIBOR + 3.500%, 4.83%, 12/31/2023	29,150,028
	25,792,154	TEX Operations Co. LLC 3 mo. USD LIBOR + 2.750%, 4.08%, 08/04/2023	25,863,133

			73,776,207

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Engineering & Construction - 0.8%
$	30,892,575	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 5.63%, 06/21/2024	$31,081,329

		Entertainment - 0.6%
	10,881,856	CityCenter Holdings LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 04/18/2024	10,926,798
	12,055,000	Scientific Games International, Inc. 2 mo. USD LIBOR + 3.250%, 4.52%, 08/14/2024	12,188,931

			23,115,729

		Environmental Control - 0.3%
	11,432,147	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.750%, 3.95%, 11/10/2023	11,529,320

		Food - 2.1%
	16,907,473	Hostess Brands LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 08/03/2022	16,992,010
	34,120,757	JBS USA LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 10/30/2022	33,374,536
	34,598,288	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 05/24/2024	34,765,051

			85,131,597

		Food Service - 0.2%
	8,711,513	Hearthside Group Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 06/02/2021	8,755,071

		Healthcare-Products - 2.3%
	5,589,982	American Renal Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 06/14/2024	5,539,337
	5,521,799	Immucor, Inc. 2 mo. USD LIBOR + 5.000%, 6.31%, 06/15/2021	5,623,621
	21,326,484	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	21,436,529
	18,999,956	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 4.58%, 02/02/2024	18,971,456
	10,330,000	Parexel International Corp. 0.00%, 09/27/2024(9)	10,422,247
	39,309,020	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 09/07/2023	33,854,894

			95,848,084

		Healthcare-Services - 5.4%
		Air Medical Group Holdings, Inc.
	14,285,714	0.00%, 09/07/2024(9)	14,348,286
	13,572,460	1 mo. USD LIBOR + 3.250%, 4.49%, 04/28/2022	13,548,708
	7,514,301	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 5.57%, 07/01/2021	6,274,442

The accompanying notes are an integral part of these financial statements.

83

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Healthcare-Services - 5.4% - (continued)
$	13,020,553	Community Health Systems, Inc. 3 mo. USD LIBOR + 3.000%, 4.32%, 01/27/2021	$12,584,104
	13,609,382	DJO Finance LLC 3 mo. USD LIBOR + 3.250%, 4.49%, 06/08/2020	13,612,240
		DuPage Medical Group, Ltd.
	8,600,000	3 mo. USD LIBOR + 3.000%, 4.32%, 08/15/2024	8,643,000
	2,800,000	3 mo. USD LIBOR + 7.000%, 8.32%, 08/15/2025	2,810,500
	30,683,750	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.000%, 4.25%, 12/01/2023	30,798,814
		Genoa, a QoL Healthcare Co. LLC
	9,647,733	1 mo. USD LIBOR + 3.250%, 4.49%, 10/28/2023	9,724,143
	1,750,000	1 mo. USD LIBOR + 8.000%, 9.24%, 10/25/2024	1,750,000
	29,164,126	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 06/07/2023	29,435,060
	30,845,804	Opal Acquisition, Inc. 3 mo. USD LIBOR + 4.000%, 5.33%, 11/27/2020	29,590,071
	13,822,865	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.750%, 5.08%, 06/30/2021	13,886,312
	8,480,000	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 4.50%, 09/02/2024	8,401,560
	6,070,000	Teladoc, Inc. 1 mo. USD LIBOR + 7.250%, 8.49%, 06/17/2022	6,130,700
		U.S. Renal Care, Inc.
	16,363,510	3 mo. USD LIBOR + 4.250%, 5.58%, 12/31/2022	15,793,732
	5,000,000	3 mo. USD LIBOR + 8.000%, 9.33%, 12/31/2023	4,850,000

			222,181,672

		Home Furnishings - 0.2%
	9,176,370	Hillman Group, Inc. 3 mo. USD LIBOR + 3.500%, 4.84%, 06/30/2021	9,233,722

		Household Products - 0.1%
	5,127,687	Prestige Brands, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 01/26/2024	5,155,736

		Household Products/Wares - 0.4%
	16,875,578	Galleria Co. 1 mo. USD LIBOR + 3.000%, 4.25%, 09/29/2023	16,833,389

		Housewares - 0.1%
	3,335,000	Hayward Industries, Inc. 1 mo. USD LIBOR + 3.500%, 4.74%, 08/05/2024	3,362,781

		Insurance - 2.8%
		Asurion LLC
	9,447,284	1 mo. USD LIBOR + 3.000%, 4.24%, 11/03/2023	9,524,090

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Insurance - 2.8% - (continued)
$	10,550,000	1 mo. USD LIBOR + 6.000%, 7.24%, 08/04/2025	$10,886,334
	13,244,973	Evertec Group LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 04/17/2020	12,748,286
	24,359,843	HUB International Ltd. 3 mo. USD LIBOR + 3.000%, 4.31%, 10/02/2020	24,540,592
		Sedgwick Claims Management Services, Inc.
	32,353,175	1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2021	32,494,882
	18,125,000	1 mo. USD LIBOR + 5.750%, 6.99%, 02/28/2022	18,283,594
	6,940,000	USI Holdings Corp. 0.00%, 07/26/2024(9)	6,931,325

			115,409,103

		Internet - 0.4%
	17,335,508	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 04/04/2021	14,453,480

		IT Services - 0.1%
	6,079,450	Gartner, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 04/05/2024	6,125,046

		Leisure Time - 3.3%
	22,845,572	Aristocrat Leisure Ltd. 3 mo. USD LIBOR + 2.000%, 3.36%, 10/20/2021	22,979,218
	62,693,548	Caesars Resort Collection LLC 0.00%, 09/27/2024(9)	63,074,098
	19,489,500	Delta 2 (LUX) S.a.r.l. 1 mo. USD LIBOR + 3.000%, 4.24%, 02/01/2024	19,631,578
	23,622,936	Eldorado Resorts LLC 3 mo. USD LIBOR + 2.250%, 3.50%, 04/17/2024	23,652,465
	6,842,500	Lindblad Expeditions, Inc. 6 mo. USD LIBOR + 4.500%, 5.95%, 05/08/2021	6,876,713

			136,214,072

		Lodging - 3.6%
	67,965,000	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/06/2024	68,007,818
	35,871,238	Caesars Entertainment Resort Properties LLC 1 mo. USD LIBOR + 3.500%, 4.74%, 10/11/2020	35,890,609
	19,245,476	Caesars Growth Properties Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/08/2021	19,249,518
	25,816,038	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 06/08/2023	25,895,551

			149,043,496

The accompanying notes are an integral part of these financial statements.

84

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Machinery - Construction & Mining - 0.2%
$	7,842,961	American Rock Salt Co. LLC 1 mo. USD LIBOR + 3.750%, 4.99%, 05/20/2021	$7,826,648

		Machinery-Diversified - 1.1%
		Gardner Denver, Inc.
EUR	15,942,847	EURIBOR + 3.000%, 3.00%, 07/30/2024	18,556,531
$	13,192,575	3 mo. USD LIBOR + 2.750%, 4.08%, 07/30/2024	13,264,211
	13,959,264	Gates Global LLC 3 mo. USD LIBOR + 3.250%, 4.58%, 04/01/2024	14,048,324

			45,869,066

		Media - 8.2%
		Advantage Sales & Marketing, Inc.
	11,191,225	3 mo. USD LIBOR + 3.250%, 4.63%, 07/23/2021	10,579,177
	5,130,000	3 mo. USD LIBOR + 6.500%, 7.88%, 07/25/2022	4,274,367
	25,835,000	Altice Financing S.A. 0.00%, 01/05/2026(9)	25,835,000
EUR	2,785,000	Altice Financing SA 0.00%, 01/05/2026(9)	3,249,037
$	14,962,500	Altice U.S. Finance I Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/28/2025	14,937,513
		CBS Radio, Inc.
	3,600,000	0.00%, 10/17/2023(9)	3,609,000
	6,619,442	1 mo. USD LIBOR + 3.500%, 4.74%, 10/17/2023	6,659,159
		Charter Communications Operating LLC
	992,228	1 mo. USD LIBOR + 2.000%, 3.25%, 07/01/2020	996,633
	9,924,433	3.25%, 01/15/2022	9,965,421
	23,635,075	1 mo. USD LIBOR + 2.250%, 3.50%, 01/15/2024	23,803,829
	22,748,342	CSC Holdings LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 07/17/2025	22,711,718
	1,069,414	Dex Media, Inc. 1 mo. USD LIBOR + 1.000% 11.24%, 07/29/2021	1,092,139
	20,917,432	Lumos Networks Operating Co. 0.00%, 10/16/2024(9)	20,963,718
	517,654	Mission Broadcasting, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 01/17/2024	520,522
	4,122,949	Nexstar Broadcasting, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 01/17/2024	4,145,790
		Numericable Group S.A.
EUR	2,651,675	EURIBOR + 3.000%, 3.00%, 07/31/2025	3,095,320
$	10,069,400	3 mo. USD LIBOR + 2.750%, 4.13%, 07/31/2025	10,047,851
	21,072,000	Quebecor Media, Inc. 3 Mo. ICE USD LIBOR + 2.25%, 3.57%, 08/17/2020	21,124,680
	8,335,000	Raycom TV Broadcasting LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 08/23/2024	8,397,512

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Media - 8.2% - (continued)
$	24,008,253	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 4.24%, 01/27/2024	$24,045,706
	9,820,000	Unitymedia Finance LLC 0.00%, 10/16/2024(9)	9,795,450
EUR	3,295,000	Unitymedia Hessen GmbH & Co. KG 0.00%, 10/16/2024(9)	3,849,425
$	16,975,000	UPC Financing Partnership 0.00%, 01/15/2026(9)	17,024,567
		Vantiv LLC
	3,430,000	0.00%, 09/18/2024(9)	3,440,736
	12,245,000	1 mo. USD LIBOR + 2.000%, 3.24%, 08/07/2024	12,319,327
	24,518,348	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 01/31/2025	24,610,292
GBP	20,235,000	Virgin Media Investment Holdings Ltd. 1 mo. GBP LIBOR + 3.500%, 3.80%, 01/31/2026	26,956,816
$	20,000,000	Ziggo Secured Finance Partnership 1 mo. USD LIBOR + 2.500%, 3.74%, 04/15/2025	20,043,800

			338,094,505

		Metal Fabricate/Hardware - 0.5%
	1,984,132	NN, Inc. 1 mo. USD LIBOR + 4.250%, 5.49%, 10/19/2022	1,989,093
	17,389,471	Rexnord LLC 3 mo. USD LIBOR + 2.750%, 4.12%, 08/21/2023	17,487,374

			19,476,467

		Miscellaneous Manufacturing - 0.4%
EUR	12,736,000	Gates Global LLC EURIBOR + 3.500%, 3.50%, 04/01/2024	14,940,114

		Oil & Gas - 4.3%
$	1,304,916	Ameriforge Group, Inc. 3 mo. USD LIBOR + 8.000% PIK + 5.000%, 9.33%, 06/08/2022	1,308,178
	12,458,775	BCP Raptor LLC 1 Week USD LIBOR + 4.250%, 5.52%, 06/24/2024	12,587,225
		California Resources Corp.
	33,875,532	1 mo. USD LIBOR + 3.000%, 4.24%, 10/01/2019	32,520,511
	5,265,000	1 mo. USD LIBOR + 10.375%, 11.61%, 12/31/2021	5,637,920
	6,600,000	Chesapeake Energy Corp. 3 mo. USD LIBOR + 7.500%, 8.81%, 08/23/2021	7,073,022
	35,931,174	Energy Transfer Equity, L.P. 1 mo. USD LIBOR + 2.000%, 3.24%, 02/02/2024	35,855,360
		Fieldwood Energy LLC
	10,464,446	3 mo. USD LIBOR + 2.875%, 4.21%, 09/28/2018	9,954,304
	8,500,000	3 mo. USD LIBOR + 7.000%, 8.33%, 08/31/2020	7,671,250
	12,532,432	KCA Deutag U.S. Finance LLC 3 mo. USD LIBOR + 5.750%, 7.07%, 05/15/2020	12,050,685

The accompanying notes are an integral part of these financial statements.

85

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Oil & Gas - 4.3% - (continued)
$	7,167,266	Peabody Energy Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 03/31/2022	$7,214,283
	13,403,258	Pinnacle Holdco S.a.r.l. 3 mo. USD LIBOR + 5.500%, 6.84%, 07/30/2019	13,135,193
	6,295,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 5.33%, 09/27/2024	6,375,261
	17,500,000	Ultra Resources, Inc. 2 mo. USD LIBOR + 3.000%, 4.31%, 04/12/2024	17,495,625
	7,567,035	Vine Oil & Gas LP 0.00%, 12/12/2021(9)	7,434,612

			176,313,429

		Oil & Gas Services - 0.8%
	20,969,929	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 4.32%, 11/23/2020	19,856,006
	4,154,530	Pacific Drilling S.A. 3 mo. USD LIBOR + 3.500%, 4.88%, 06/03/2018	1,354,668
	997,964	Paragon Offshore Finance Co. 3 mo. USD LIBOR + 1.000%, 2.35%, 07/18/2022	821,654
		Utex Industries, Inc.
	7,051,387	1 mo. USD LIBOR + 4.000%, 5.24%, 05/22/2021	6,669,413
	3,000,000	1 mo. USD LIBOR + 7.250%, 8.49%, 05/22/2022	2,703,750

			31,405,491

		Packaging & Containers - 2.9%
		Berlin Packaging LLC
	1,138,337	1 mo. USD LIBOR + 3.250%, 4.49%, 10/01/2021	1,146,169
	5,313,000	1 mo. USD LIBOR + 6.750%, 7.99%, 10/01/2022	5,361,720
		Berry Plastics Group, Inc.
	13,356,207	1 mo. USD LIBOR + 2.250%, 3.49%, 02/08/2020	13,419,649
	12,821,987	1 mo. USD LIBOR + 2.250%, 3.49%, 10/01/2022	12,877,250
	2,781,025	1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	2,789,285
	19,497,025	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 4.34%, 12/29/2023	19,628,045
	7,205,000	Plastipak Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 10/04/2024	7,255,435
		Proampac PG Borrower LLC
	6,439,422	1 mo. USD LIBOR + 4.000%, 5.38%, 11/18/2023	6,487,718
	3,105,000	3 mo. USD LIBOR + 8.500%, 9.82%, 11/18/2024	3,143,812
	34,252,798	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/05/2023	34,445,299

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Packaging & Containers - 2.9% - (continued)
$	12,157,379	Signode Industrial Group U.S., Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 05/04/2021	$12,278,952

			118,833,334

		Pharmaceuticals - 1.6%
	14,767,988	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. USD LIBOR + 4.250%, 5.50%, 04/29/2024	14,959,971
		Quintiles IMS, Inc.
	3,335,000	3 mo. USD LIBOR + 2.000%, 3.32%, 01/31/2025	3,357,045
	8,634,706	3 mo. USD LIBOR + 2.000%, 3.33%, 03/07/2024	8,691,781
	36,175,467	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 4.750%, 5.99%, 04/01/2022	36,966,986

			63,975,783

		Pipelines - 0.3%
	14,134,992	Philadelphia Energy Solutions LLC 3 mo. USD LIBOR + 5.000%, 6.33%, 04/04/2018	10,554,174

		Real Estate - 1.3%
		DTZ U.S. Borrower LLC
	31,431,539	3 mo. USD LIBOR + 3.250%, 4.63%, 11/04/2021	31,603,470
	453,617	3 mo. USD LIBOR + 8.250%, 9.63%, 11/04/2022	460,421
	18,521,259	Realogy Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/20/2022	18,625,534
	2,847,809	VICI Properties 1 LLC 3 mo. USD LIBOR + 3.500%, 4.85%, 10/14/2022	2,849,831

			53,539,256

		Real Estate Investment Trusts - 1.2%
EUR	15,760,800	Equinix, Inc. EURIBOR + 2.500%, 2.50%, 01/05/2024	18,438,087
$	31,810,575	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/25/2023	31,975,354

			50,413,441

		Retail - 5.7%
		Albertsons LLC
	31,182,284	1 mo. USD LIBOR + 2.750%, 3.99%, 08/25/2021	30,200,666
	5,603,612	3 mo. USD LIBOR + 3.000%, 4.33%, 12/21/2022	5,420,878
	19,974,874	Avis Budget Car Rental LLC 3.34%, 03/15/2022	19,956,098
	28,515,000	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 6.24%, 09/25/2024	27,665,538
	25,000,000	Beacon Roofing Supply, Inc. 0.00%, 08/24/2018(9)(10)(11)(12)	25,000,000

The accompanying notes are an integral part of these financial statements.

86

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Retail - 5.7% - (continued)
		Belron S.A.
EUR	2,130,000	0.00%, 10/26/2024(9)	2,498,696
$	1,955,000	0.00%, 10/26/2024(9)	1,967,219
	13,383,078	Coty, Inc. 1 mo. USD LIBOR + 2.500%, 3.73%, 10/27/2022	13,341,322
	6,440,164	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 08/18/2023	6,475,972
	8,810,116	HD Supply, Inc. 3 mo. USD LIBOR + 2.250%, 3.58%, 08/13/2021	8,887,204
	11,093,518	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 01/30/2023	11,096,292
	5,815,974	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 10/25/2020	4,559,723
	7,226,322	Petco Animal Supplies, Inc. 3 mo. USD LIBOR + 3.000%, 4.38%, 01/26/2023	5,898,486
	8,846,414	PetSmart, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 03/11/2022	7,544,575
		Rite Aid Corp.
	19,330,000	5.13%, 06/21/2021	19,362,281
	7,755,000	1 mo. USD LIBOR + 4.750%, 6.00%, 08/21/2020	7,793,775
	5,000,000	Smart & Final Stores LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 11/15/2022	4,821,900
	15,195,234	Sports Authority, Inc. 3 mo. USD LIBOR + 6.000%, 7.50%, 11/16/2017	151,952
	14,535,000	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 5.31%, 09/12/2024	13,659,266
	16,369,726	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.750%, 4.00%, 06/27/2023	16,495,937

			232,797,780

		Semiconductors - 0.3%
	4,840,675	Integrated Device Technology, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 04/04/2024	4,883,031
	7,314,766	ON Semiconductor Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 03/31/2023	7,346,000

			12,229,031

		Software - 9.1%
		Almonde, Inc.
	23,710,000	3 mo. USD LIBOR + 3.500%, 4.82%, 06/13/2024	23,614,212
	3,345,000	3 mo. USD LIBOR + 7.250%, 8.57%, 06/13/2025	3,312,487
	37,855,409	CDW LLC 3 mo. USD LIBOR + 2.000%, 3.34%, 08/17/2023	38,103,740
	26,516,250	Change Healthcare Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2024	26,656,256

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Software - 9.1% - (continued)
$	12,568,500	Cypress Intermediate Holdings III, Inc. 1 mo. USD LIBOR + 3.000%, 4.25%, 04/27/2024	$12,615,632
	19,261,538	Dell, Inc. 1 mo. USD LIBOR + 2.000%, 3.25%, 09/07/2023	19,304,683
	15,199,162	Epicor Software Corp. 1 mo. USD LIBOR + 3.750%, 5.00%, 06/01/2022	15,278,350
		First Data Corp.
	26,832,549	1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	26,896,411
	50,439,548	1 mo. USD LIBOR + 2.500%, 3.74%, 04/26/2024	50,637,776
	18,641,032	Global Payments, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 04/21/2023	18,714,850
	21,093,359	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 02/15/2024	21,198,826
		Hyland Software, Inc.
	9,488,707	1 mo. USD LIBOR + 3.250%, 4.49%, 07/01/2022	9,575,718
	870,000	1 mo. USD LIBOR + 7.000%, 8.24%, 07/07/2025	887,400
		Infor U.S., Inc.
EUR	3,705,438	3.75%, 02/01/2022	4,338,938
$	11,394,171	3 mo. USD LIBOR + 2.750%, 4.08%, 02/01/2022	11,406,021
	1,760,588	iPayment, Inc. 3 mo. USD LIBOR + 6.000%, 7.35%, 04/11/2023	1,778,193
	1,946,281	MA FinanceCo LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	1,952,373
	12,879,654	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 6.000%, 7.38%, 10/31/2022	13,002,011
	13,143,719	Seattle Spinco, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	13,184,858
		SkillSoft Corp.
	10,000,000	1 mo. USD LIBOR + 4.750%, 5.99%, 04/28/2021	9,604,200
	3,000,000	1 mo. USD LIBOR + 8.250%, 9.49%, 04/28/2022	2,533,740
	15,154,752	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	15,235,224
	34,937,750	WEX, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2023	35,305,994

			375,137,893

		Telecommunications - 6.7%
	9,950,000	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 4.11%, 07/15/2025	9,945,821
	7,855,411	CommScope, Inc. 3 mo. USD LIBOR + 2.000%, 3.38%, 12/29/2022	7,884,869

The accompanying notes are an integral part of these financial statements.

87

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Telecommunications - 6.7% - (continued)
$	9,013,788	Entravision Communications Corp. 3 mo. ICE USD LIBOR + 2.500% 3.83%, 05/31/2020	$9,013,788
	72,352,500	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/22/2024	72,597,775
	27,485,260	LTS Buyer LLC PRIME + 2.250%, 6.50%, 04/13/2020	27,536,933
	76,724,450	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 3.75%, 02/02/2024	76,979,942
	14,405,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 09/30/2025	14,392,756
	46,324,389	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/15/2024	46,150,673
	12,661,986	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	12,710,228

			277,212,785

		Transportation - 0.3%
	14,169,270	Kenan Advantage Group, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 07/31/2022	14,228,356

		Trucking & Leasing - 0.8%
		Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
	7,980,000	1 mo. USD LIBOR + 2.250%, 3.49%, 09/20/2020	8,031,312
	26,551,500	1 mo. USD LIBOR + 2.250%, 3.49%, 04/03/2022	26,749,043

			34,780,355

		Total Senior Floating Rate Interests (cost $4,053,951,174)	$4,026,387,117

COMMON STOCKS - 0.7%
		Consumer Services - 0.0%
	57,891	Caesars Entertainment Corp.*	$749,688

		Energy - 0.2%
	36,308	Arch Coal, Inc. Class A	2,774,657
	418,220,006	KCA Deutag*(1)(10)(11)(12)	2,170,144
	78,669	Ocean Rig UDW, Inc.*	2,106,756
	28,887	Paragon Offshore Ltd.	462,192
	160,856	Paragon Offshore Ltd., Escrow(11)(12)	—
	43,330	Paragon Offshore Ltd., Litigation	306,915
	389,285	Templar Energy LLC Class A*	1,012,141

			8,832,805

		Insurance - 0.2%
	175,508	AFG Holdings, Inc.	7,020,320

		Materials - 0.1%
	138,305	MPM Holdings, Inc.*	2,337,355

		Media - 0.0%
	15,581	F & W Publications, Inc.(10)(11)(12)	—

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.7% - (continued)
	Utilities - 0.2%
70,000,000	TCEH Corp.*(10)(11)(12)	$70
515,203	Vistra Energy Corp.	10,015,546

		10,015,616

	Total Common Stocks (cost $34,624,914)	$28,955,784

	Total Long-Term Investments (cost $4,358,126,675)	$4,328,783,806

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
15,704,375	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(13)	$15,704,375

	Total Short-Term Investments (cost $15,704,375)	$15,704,375

Total Investments (cost $4,373,831,050)	105.6%	$4,344,488,181
Other Assets and Liabilities	(5.6)%	(231,973,953)

Total Net Assets	100.0%	$4,112,514,228

The accompanying notes are an integral part of these financial statements.

88

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $211,021,300, which represented 5.1% of total net assets.

(2)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $28,846,774, which represented 0.7% of total net assets.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(9)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	Investment valued using significant unobservable inputs.

(11)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $27,170,214, which represented 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(12)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $27,170,214, which represents 0.7% of total net assets.

(13)	Current yield as of period end.

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
133,518,076	USD	112,880,000	EUR	DEUT	11/30/17	$1,812,006	$—
2,478,904	USD	2,127,000	EUR	SSG	11/30/17	—	(2,836)
36,809,240	USD	28,086,071	GBP	SSG	11/30/17	—	(525,856)

Total						$1,812,006	$(528,692)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

89

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
PIK	Payment-in-kind
EURIBOR	Euro Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

90

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Corporate Bonds	$273,440,905	$—	$273,440,905	$—
Senior Floating Rate Interests	4,026,387,117	—	4,001,387,117	25,000,000
Common Stocks
Consumer Services	749,688	749,688	—	—
Energy	8,832,805	4,881,413	1,781,248	2,170,144
Insurance	7,020,320	—	7,020,320	—
Materials	2,337,355	2,337,355	—	—
Media	—	—	—	—
Utilities	10,015,616	10,015,546	—	70
Short-Term Investments	15,704,375	15,704,375	—	—
Foreign Currency Contracts(2)	1,812,006	—	1,812,006	—

Total	$4,346,300,187	$33,688,377	$4,285,441,596	$27,170,214

Liabilities
Foreign Currency Contracts(2)	$(528,692)	$—	$(528,692)	$—

Total	$(528,692)	$—	$(528,692)	$—

(1)	For the year ended October 31, 2017, investments valued at $1,428,691 were transferred from Level 3 to Level 1 due to the initiation of a vendor providing pricing; investments valued at $3,892,849 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs; investments valued at $1,168,538 were transferred from Level 2 to Level 3 due to the unavailability of active market pricing.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

91

The Hartford Floating Rate High Income Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.7%
		Advertising - 0.1%
$	600,000	Acosta, Inc. 7.75%, 10/01/2022(1)	$420,000

		Biotechnology - 0.2%
	1,250,000	Sterigenics-Nordion Topco LLC (cash) 8.13%, 11/01/2021(1)(2)	1,273,438

		Coal - 0.2%
	915,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	814,350

		Commercial Banks - 2.4%
EUR	1,400,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(3)(4)(5)	1,709,361
	400,000	Banco Santander S.A. 5 year EUR Swap + 5.410%, 6.25%, 03/12/2019(3)(4)(5)	488,072
$	1,175,000	BNP Paribas S.A. 5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(3)(4)	1,317,469
EUR	1,000,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(3)(4)(5)	1,339,577
$	2,085,000	Credit Agricole S.A. 5 year USD Swap + 4.898%, 7.88%, 01/23/2024(1)(3)(4)	2,374,294
	1,650,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(3)(4)	1,804,687
	725,000	HSBC Holdings plc 5 year USD ICE Swap + 4.368%, 6.38%, 03/30/2025(3)(4)	792,969
	1,225,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(3)(4)	1,338,312
	1,000,000	Standard Chartered plc 5 year USD Swap + 5.723%, 7.75%, 04/02/2023(1)(3)(4)	1,108,900

			12,273,641

		Commercial Services - 0.8%
	1,415,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	1,496,362
	1,112,000	Herc Rentals, Inc. 7.75%, 06/01/2024(1)	1,220,420
	1,325,000	Hertz Corp. 6.25%, 10/15/2022	1,268,688

			3,985,470

		Diversified Financial Services - 0.3%
	1,725,000	Navient Corp. 5.88%, 10/25/2024	1,750,875

		Electric - 0.1%
	865,000	GenOn Energy, Inc. 7.88%, 06/15/2017(6)	618,475

		Entertainment - 0.5%
	1,250,000	Codere Finance 2 Luxembourg S.A. 7.63%, 11/01/2021(1)	1,262,500
	1,485,000	CRC Escrow Issuer LLC / CRC Finco, Inc. 5.25%, 10/15/2025(1)	1,494,727

			2,757,227

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.7% - (continued)
		Food - 0.3%
GBP	189,255	Iceland Bondco plc 3 mo. GBP LIBOR+ 4.25%, 4.63%, 07/15/2020(1)(3)	$251,384
$	1,115,000	MARB BondCo plc 7.00%, 03/15/2024(1)	1,123,363

			1,374,747

		Healthcare-Services - 0.2%
	1,000,000	Community Health Systems, Inc. 6.25%, 03/31/2023	962,500

		Household Products - 0.3%
	2,000,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021	1,715,000

		Housewares - 0.1%
	400,000	American Greetings Corp. 7.88%, 02/15/2025(1)	434,640

		Lodging - 0.4%
	2,005,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	2,045,100

		Machinery - Construction & Mining - 0.2%
	720,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(1)	781,200

		Mining - 0.5%
	1,250,000	Constellium N.V. 6.63%, 03/01/2025(1)	1,296,875
	1,250,000	First Quantum Minerals Ltd. 7.25%, 04/01/2023(1)	1,321,875

			2,618,750

		Oil & Gas - 0.9%
	1,000,000	Denbury Resources, Inc. 9.00%, 05/15/2021(1)	977,500
	235,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	226,188
	946,000	MEG Energy Corp. 6.50%, 01/15/2025(1)	941,270
	855,000	Nostrum Oil & Gas Finance B.V. 8.00%, 07/25/2022(1)	889,627
	600,000	Sable Permian Resources LLC / AEPB Finance Corp. 3 mo. USD LIBOR + 6.500%, 7.88%, 08/01/2019(1)(3)	555,000
	785,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	765,924

			4,355,509

		Oil & Gas Services - 0.4%
	1,730,000	SESI LLC 7.75%, 09/15/2024(1)	1,790,550

		Packaging & Containers - 0.0%
	235,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(1)	239,653

		Pharmaceuticals - 0.6%
	1,000,000	Endo Finance LLC / Endo Finco, Inc. 7.25%, 01/15/2022(1)	920,000

The accompanying notes are an integral part of these financial statements.

92

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.7% - (continued)
		Pharmaceuticals - 0.6% - (continued)
		Valeant Pharmaceuticals International, Inc.
$	1,085,000	5.50%, 11/01/2025(1)	$1,109,412
	1,500,000	5.88%, 05/15/2023(1)	1,267,500

			3,296,912

		Retail - 0.5%
	830,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)	836,906
	2,000,000	Staples, Inc. 8.50%, 09/15/2025(1)	1,765,000

			2,601,906

		Telecommunications - 0.2%
	1,000,000	Liquid Telecommunications Financing plc 8.50%, 07/13/2022(1)	1,065,209

		Transportation - 0.3%
	1,465,000	Hertz Corp. 7.63%, 06/01/2022(1)	1,527,555

		Water - 0.2%
	965,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(1)	991,248

		Total Corporate Bonds (cost $49,295,909)	$49,693,955

SENIOR FLOATING RATE INTERESTS - 98.3%(7)
		Advertising - 0.3%
$	1,741,049	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 09/26/2021	$1,532,123

		Aerospace/Defense - 2.0%
	4,975,000	MacDonald, Dettwiler and Associates Ltd. 3 mo. USD LIBOR + 2.750%, 4.10%, 10/04/2024	5,003,009
	5,087,358	TransDigm, Inc. 1 mo. USD LIBOR + 3.000%, 4.27%, 06/09/2023	5,107,097

			10,110,106

		Agriculture - 0.1%
	310,615	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 8.49%, 11/15/2021	288,095

		Auto Manufacturers - 0.3%
	1,753,911	Jaguar Holding Co. 3 mo. USD LIBOR + 2.750%, 4.04%, 08/18/2022	1,763,224

		Auto Parts & Equipment - 0.4%
	2,285,000	USI, Inc. 3 mo. USD LIBOR + 3.000%, 4.31%, 05/16/2024	2,289,753

		Beverages - 0.3%
	1,517,418	Jacobs Douwe Egberts International B.V. 3 mo. USD LIBOR + 2.250%, 3.56%, 07/02/2022	1,529,436

		Biotechnology - 1.0%
	5,188,700	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/15/2022	5,188,700

		Chemicals - 3.8%
	2,310,000	Avantor, Inc. 0.00%, 09/07/2024(8)	2,321,966

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Chemicals - 3.8% - (continued)
$	1,825,425	Axalta Coating Systems U.S. Holdings, Inc. 3 mo. USD LIBOR + 2.000%, 3.33%, 06/01/2024	$1,834,552
		Chemours Co.
EUR	2,522,325	EURIBOR + 2.250%, 3.00%, 05/12/2022	2,954,671
$	1,344,207	1 mo. USD LIBOR + 2.500%, 3.75%, 05/12/2022	1,354,853
		Diamond (BC) B.V.
EUR	745,000	EURIBOR + 3.250%, 3.25%, 09/06/2024	866,997
$	1,560,000	3 mo. USD LIBOR + 3.000%, 4.32%, 09/06/2024	1,566,131
	6,250,000	H.B. Fuller Co. 1 mo. USD LIBOR + 2.250%, 3.49%, 10/12/2024	6,283,875
	663,828	Tronox Blocked Borrower LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	669,085
	1,531,911	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	1,544,044

			19,396,174

		Coal - 1.2%
	1,656,675	Arch Coal, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 03/07/2024	1,672,215
		Ascent Resources - Marcellus LLC
	430,000	0.00%, 08/04/2021(6)	26,608
	1,473,518	1 mo. USD LIBOR + 4.250%, 5.49%, 08/04/2020	1,083,773
	3,586,975	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 7.08%, 03/28/2022	3,377,137

			6,159,733

		Commercial Services - 6.9%
	1,859,380	Allied Universal Holdco LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 07/28/2022	1,851,738
	645,000	Ascend Learning LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 07/12/2024	650,108
		Brickman Group Ltd. LLC
	3,325,082	3 mo. USD LIBOR + 3.000%, 4.32%, 12/18/2020	3,344,467
	1,679,213	1 mo. USD LIBOR + 6.500%, 7.74%, 12/17/2021	1,684,318
	252,858	Brock Holdings III, Inc. PRIME + 7.250%, 11.50%, 03/16/2018	243,376
	1,648,392	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.500%, 4.74%, 10/03/2023	1,659,386
		Capital Automotive L.P.
	392,176	1 mo. USD LIBOR + 3.000%, 4.25%, 03/24/2024	392,765
	723,808	1 mo. USD LIBOR + 6.000%, 7.25%, 03/24/2025	741,903
		Constellis Holdings LLC
	1,995,000	3 mo. USD LIBOR + 5.000%, 6.33%, 04/21/2024	1,997,494
	1,000,000	3 mo. USD LIBOR + 9.000%, 10.33%, 04/21/2025	993,130

The accompanying notes are an integral part of these financial statements.

93

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Commercial Services - 6.9% - (continued)
$	391,593	KAR Auction Services, Inc. 3 mo. USD LIBOR + 2.500%, 3.88%, 03/09/2023	$394,206
	2,686,040	PSAV Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 04/27/2024	2,702,828
	2,295,162	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 11/15/2023	2,305,353
	868,691	Russell Investment Group 3 mo. USD LIBOR + 4.250%, 5.49%, 06/01/2023	879,332
	1,884,314	ServiceMaster Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 11/08/2023	1,892,322
	1,383,050	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/06/2024	1,370,948
EUR	2,000,000	Techem GmbH 0.00%, 07/31/2024(8)	2,343,980
$	4,448,850	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/01/2024	4,461,841
	1,447,533	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 3.24%, 04/10/2023	1,451,600
	3,771,500	Xerox Business Services LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 12/07/2023	3,802,162

			35,163,257

		Distribution/Wholesale - 1.1%
	720,000	Beacon Roofing Supply, Inc. 0.00%, 08/23/2024(8)	724,500
	849,282	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.750%, 5.09%, 06/09/2023	856,713
		PowerTeam Services LLC
	430,864	3 mo. USD LIBOR + 3.250%, 4.58%, 05/06/2020	431,941
	665,000	3 mo. USD LIBOR + 7.250%, 8.58%, 11/06/2020	661,675
	3,152,331	Univar, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 07/01/2022	3,168,093

			5,842,922

		Diversified Financial Services - 3.5%
	1,895,475	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 4.08%, 04/04/2024	1,903,777
	740,000	Duff & Phelps Corp. 3 mo. USD LIBOR + 3.250%, 4.61%, 10/06/2024	746,941
		EVO Payments International LLC
	1,208,925	1 mo. USD LIBOR + 5.000%, 6.25%, 12/22/2023	1,224,411
	205,000	1 mo. USD LIBOR + 9.000%, 10.25%, 11/15/2024	205,769
	1,915,000	FinCo I LLC 1 mo. USD LIBOR + 2.750%, 2.75%, 06/14/2022	1,942,289

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Diversified Financial Services - 3.5% - (continued)
$	775,000	Focus Financial Partners LLC 3 mo. USD LIBOR + 3.250%, 4.57%, 07/03/2024	$783,719
	5,000,000	GreenSky Holdings LLC 1 mo. USD LIBOR + 4.000%, 5.25%, 08/26/2024	5,000,000
	1,062,338	NAB Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 07/01/2024	1,069,859
	531,736	NFP Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 01/08/2024	536,888
	656,600	NN, Inc. 1 mo. USD LIBOR + 3.750%, 4.99%, 03/22/2021	659,883
	1,161,225	RP Crown Parent LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 10/12/2023	1,166,067
	2,545,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2025	2,554,900

			17,794,503

		Electric - 3.0%
	1,990,000	AES Corp. 3 mo. USD LIBOR + 2.000%, 3.32%, 05/24/2022	1,993,323
	357,955	Calpine Corp. 3 mo. USD LIBOR + 1.750%, 3.00%, 11/30/2017	357,955
	915,000	Chief Exploration & Development LLC 3 mo. USD LIBOR + 6.500%, 7.96%, 05/16/2021	893,653
	1,815,144	Dynegy, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 02/07/2024	1,825,091
	1,449,244	ExGen Texas Power LLC 3 mo. USD LIBOR + 4.750%, 6.08%, 09/16/2021	909,401
	3,133,377	Helix Gen Funding LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 06/02/2024	3,165,055
	3,961,193	NRG Energy, Inc. 3 mo. USD LIBOR + 2.250%, 3.58%, 06/30/2023	3,973,988
	538,650	Pike Corp. 3 mo. USD LIBOR + 3.500%, 4.76%, 09/20/2024	546,730
	506,816	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 02/21/2021	384,455
	1,203,412	Vistra Operations Co. LLC 1 mo. USD LIBOR + 2.750%, 4.01%, 12/14/2023	1,211,764

			15,261,415

		Energy-Alternate Sources - 2.7%
	3,095,000	BCP Renaissance Parent LLC 0.00%, 09/19/2024(8)	3,128,859
	3,528,944	MEG Energy Corp. 3 mo. USD LIBOR + 3.500%, 4.83%, 12/31/2023	3,538,225

The accompanying notes are an integral part of these financial statements.

94

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Energy-Alternate Sources - 2.7% - (continued)
		TEX Operations Co. LLC
$	5,680,799	1 mo. USD LIBOR + 2.750%, 4.01%, 08/04/2023	$5,696,592
	1,301,841	3 mo. USD LIBOR + 2.750%, 4.08%, 08/04/2023	1,305,265

			13,668,941

		Engineering & Construction - 0.9%
	4,837,875	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 5.62%, 06/21/2024	4,867,434

		Entertainment - 0.4%
	1,351,613	CityCenter Holdings LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 04/18/2024	1,357,195
	930,000	Scientific Games International, Inc. 2 mo. USD LIBOR + 3.250%, 4.52%, 08/14/2024	940,332

			2,297,527

		Food - 1.9%
	2,023,056	Hostess Brands LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 08/03/2022	2,033,171
	3,637,511	JBS USA LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 10/30/2022	3,557,958
	3,925,163	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 05/24/2024	3,944,082

			9,535,211

		Food Service - 0.2%
	952,367	Hearthside Group Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 06/02/2021	957,129

		Healthcare-Products - 2.5%
	547,412	American Renal Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 06/14/2024	542,453
	775,125	Immucor, Inc. 2 mo. USD LIBOR + 5.000%, 6.31%, 06/15/2021	789,418
	2,574,141	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	2,587,423
	1,917,688	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 4.58%, 02/02/2024	1,914,811
	1,880,000	Parexel International Corp. 0.00%, 09/27/2024(8)	1,896,788
	5,692,695	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 09/07/2023	4,902,833

			12,633,726

		Healthcare-Services - 5.6%
		Air Medical Group Holdings, Inc.
	2,376,191	0.00%, 09/07/2024(8)	2,386,598
	924,421	1 mo. USD LIBOR + 3.250%, 4.49%, 04/28/2022	922,803

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Healthcare-Services - 5.6% - (continued)
$	1,092,891	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 5.57%, 07/01/2021	$912,564
	2,286,334	Community Health Systems, Inc. 3 mo. USD LIBOR + 3.000%, 4.32%, 01/27/2021	2,209,696
	1,272,374	DJO Finance LLC 3 mo. USD LIBOR + 3.250%, 4.54%, 06/08/2020	1,272,641
		DuPage Medical Group, Ltd.
	1,720,000	3 mo. USD LIBOR + 3.000%, 4.32%, 08/15/2024	1,728,600
	1,400,000	3 mo. USD LIBOR + 7.000%, 8.32%, 08/15/2025	1,405,250
	1,497,456	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.000%, 4.25%, 12/01/2023	1,503,072
		Genoa, a QoL Healthcare Co. LLC
	1,420,677	1 mo. USD LIBOR + 3.250%, 4.49%, 10/28/2023	1,431,929
	750,000	1 mo. USD LIBOR + 8.000%, 9.24%, 10/25/2024	750,000
	2,200,317	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 06/07/2023	2,220,758
	4,086,167	Opal Acquisition, Inc. 3 mo. USD LIBOR + 4.000%, 5.33%, 11/27/2020	3,919,819
	1,775,471	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.750%, 5.08%, 06/30/2021	1,783,620
	1,015,000	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 4.50%, 09/02/2024	1,005,611
	1,070,000	Teladoc, Inc. 1 mo. USD LIBOR + 7.250%, 8.49%, 06/17/2022	1,080,700
		U.S. Renal Care, Inc.
	1,711,077	3 mo. USD LIBOR + 4.250%, 5.58%, 12/31/2022	1,651,498
	2,500,000	3 mo. USD LIBOR + 8.000%, 9.33%, 12/31/2023	2,425,000

			28,610,159

		Home Furnishings - 0.2%
	964,775	Hillman Group, Inc. 3 mo. USD LIBOR + 3.500%, 4.84%, 06/30/2021	970,804

		Household Products - 0.2%
	787,498	Prestige Brands, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 01/26/2024	791,806

		Household Products/Wares - 0.4%
	2,000,000	Galleria Co. 1 mo. USD LIBOR + 3.000%, 4.25%, 09/29/2023	1,995,000

		Housewares - 0.1%
	555,000	Hayward Industries, Inc. 1 mo. USD LIBOR + 3.500%, 4.74%, 08/05/2024	559,623

The accompanying notes are an integral part of these financial statements.

95

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Insurance - 2.7%
		Asurion LLC
$	294,261	1 mo. USD LIBOR + 3.000%, 4.24%, 11/03/2023	$296,653
	1,270,000	1 mo. USD LIBOR + 6.000%, 7.24%, 08/04/2025	1,310,488
	1,562,475	Evertec Group LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 04/17/2020	1,503,882
	2,583,450	HUB International Ltd. 3 mo. USD LIBOR + 3.000%, 4.31%, 10/02/2020	2,602,619
		Sedgwick Claims Management Services, Inc.
	1,979,487	1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2021	1,988,157
	1,979,950	3 mo. USD LIBOR + 3.250%, 4.58%, 03/01/2021	1,993,315
	2,500,000	1 mo. USD LIBOR + 5.750%, 6.99%, 02/28/2022	2,521,875
	1,735,000	USI Holdings Corp. 0.00%, 07/26/2024(8)	1,732,831

			13,949,820

		Internet - 0.2%
	1,273,638	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 04/04/2021	1,061,896

		IT Services - 0.2%
	1,213,900	Gartner, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 04/05/2024	1,223,004

		Leisure Time - 4.8%
	2,017,527	Aristocrat Leisure Ltd. 3 mo. USD LIBOR + 2.000%, 3.36%, 10/20/2021	2,029,330
	15,209,677	Caesars Resort Collection LLC 0.00%, 09/27/2024(8)	15,302,000
	1,562,063	Delta 2 (LUX) S.a.r.l. 1 mo. USD LIBOR + 3.000%, 4.24%, 02/01/2024	1,573,450
	4,448,343	Eldorado Resorts LLC 3 mo. USD LIBOR + 2.250%, 3.50%, 04/17/2024	4,453,904
	977,500	Lindblad Expeditions, Inc. 6 mo. USD LIBOR + 4.500%, 5.95%, 05/08/2021	982,387

			24,341,071

		Lodging - 6.2%
	19,040,000	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/06/2024	19,051,995
	4,999,339	Caesars Entertainment Resort Properties LLC 1 mo. USD LIBOR + 3.500%, 4.74%, 10/11/2020	5,002,038
	2,922,422	Caesars Growth Properties Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/08/2021	2,923,036
	4,607,744	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 06/08/2023	4,621,936

			31,599,005

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Machinery - Construction & Mining - 0.1%
$	309,512	American Rock Salt Co. LLC 1 mo. USD LIBOR + 3.750%, 4.99%, 05/20/2021	$308,868

		Machinery-Diversified - 1.9%
		Gardner Denver, Inc.
EUR	4,570,000	EURIBOR + 3.000%, 3.00%, 07/30/2024	5,319,210
$	1,808,286	3 mo. USD LIBOR + 2.750%, 4.08%, 07/30/2024	1,818,105
	2,520,746	Gates Global LLC 3 mo. USD LIBOR + 3.250%, 4.58%, 04/01/2024	2,536,828

			9,674,143

		Media - 10.4%
		Advantage Sales & Marketing, Inc.
	1,094,751	3 mo. USD LIBOR + 3.250%, 4.63%, 07/23/2021	1,034,879
	570,000	3 mo. USD LIBOR + 6.500%, 7.88%, 07/25/2022	474,930
	4,385,000	Altice Financing S.A. 0.00%, 01/05/2026(8)	4,385,000
EUR	1,805,000	Altice Financing SA 0.00%, 01/05/2026(8)	2,105,749
$	3,491,250	Altice U.S. Finance I Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/28/2025	3,485,420
		CBS Radio, Inc.
	900,000	0.00%, 10/17/2023(8)	902,250
	740,982	1 mo. USD LIBOR + 3.500%, 4.74%, 10/17/2023	745,428
		Charter Communications Operating LLC
	496,114	1 mo. USD LIBOR + 2.000%, 3.25%, 07/01/2020	498,317
	2,955,000	1 mo. USD LIBOR + 2.250%, 3.50%, 01/15/2024	2,976,099
	2,052,032	CSC Holdings LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 07/17/2025	2,048,728
	3,486,239	Lumos Networks Operating Co. 0.00%, 10/16/2024(8)	3,493,953
	41,037	Mission Broadcasting, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 01/17/2024	41,264
	326,844	Nexstar Broadcasting, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 01/17/2024	328,655
		Numericable Group S.A.
	3,299,468	0.00%, 01/31/2026(8)	3,300,227
EUR	1,328,325	EURIBOR + 3.000%, 3.00%, 07/31/2025	1,550,564
$	1,830,800	3 mo. USD LIBOR + 2.750%, 4.13%, 07/31/2025	1,826,882
	1,000,000	Raycom TV Broadcasting LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 08/23/2024	1,007,500
	3,056,815	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 4.24%, 01/27/2024	3,061,584
	1,635,000	Unitymedia Finance LLC 0.00%, 10/16/2024(8)	1,630,912

The accompanying notes are an integral part of these financial statements.

96

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Media - 10.4% - (continued)
EUR	1,645,000	Unitymedia Hessen GmbH & Co. KG 0.00%, 10/16/2024(8)	$1,921,792
$	1,895,000	UPC Financing Partnership 0.00%, 01/15/2026(8)	1,900,533
	7,855,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 01/31/2025	7,884,456
GBP	2,765,000	Virgin Media Investment Holdings Ltd. 1 mo. GBP LIBOR + 3.500%, 3.80%, 01/31/2026	3,683,499
$	3,000,000	Ziggo Secured Finance Partnership 1 mo. USD LIBOR + 2.500%, 3.74%, 04/15/2025	3,006,570

			53,295,191

		Metal Fabricate/Hardware - 0.1%
	496,033	NN, Inc. 1 mo. USD LIBOR + 4.250%, 5.49%, 10/19/2022	497,273

		Miscellaneous Manufacturing - 0.7%
EUR	3,184,000	Gates Global LLC EURIBOR + 3.500%, 3.50%, 04/01/2024	3,735,028

		Oil & Gas - 4.5%
$	258,844	Ameriforge Group, Inc. PIK + 5.000%, 9.33%, 06/08/2022	259,491
	1,346,625	BCP Raptor LLC 1 Week USD LIBOR + 4.250%, 5.52%, 06/24/2024	1,360,509
		California Resources Corp.
	3,698,849	1 mo. USD LIBOR + 3.000%, 4.24%, 10/01/2019	3,550,895
	365,000	1 mo. USD LIBOR + 10.375%, 11.61%, 12/31/2021	390,853
	625,000	Chesapeake Energy Corp. 3 mo. USD LIBOR + 7.500%, 8.81%, 08/23/2021	669,794
	5,224,045	Energy Transfer Equity, L.P. 1 mo. USD LIBOR + 2.000%, 3.24%, 02/02/2024	5,213,022
		Fieldwood Energy LLC
	2,500,000	3 mo. USD LIBOR + 2.875%, 0.00%, 09/28/2018(8)	2,378,125
	2,250,000	3 mo. USD LIBOR + 7.000%, 8.33%, 08/31/2020	2,030,625
	790,209	KCA Deutag U.S. Finance LLC 3 mo. USD LIBOR + 5.750%, 7.07%, 05/15/2020	759,834
	795,607	Peabody Energy Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 03/31/2022	800,826
	957,376	Pinnacle Holdco S.a.r.l. 3 mo. USD LIBOR + 5.500%, 6.84%, 07/30/2019	938,228
	700,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 5.33%, 09/27/2024	708,925
	2,500,000	Ultra Resources, Inc. 2 mo. USD LIBOR + 3.000%, 4.31%, 04/12/2024	2,499,375

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Oil & Gas - 4.5% - (continued)
$	1,513,407	Vine Oil & Gas LP 0.00%, 12/12/2021(8)	$1,486,922

			23,047,424

		Oil & Gas Services - 0.8%
	2,740,179	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 4.32%, 11/23/2020	2,594,620
	166,897	Paragon Offshore Finance Co. 3 mo. USD LIBOR + 1.000%, 2.35%, 07/18/2022	137,411
		Utex Industries, Inc.
	469,702	1 mo. USD LIBOR + 4.000%, 5.24%, 05/22/2021	444,259
	750,000	1 mo. USD LIBOR + 7.250%, 8.49%, 05/22/2022	675,938

			3,852,228

		Packaging & Containers - 2.4%
		Berlin Packaging LLC
	282,110	1 mo. USD LIBOR + 3.250%, 4.53%, 10/01/2021	284,051
	1,976,143	1 mo. USD LIBOR + 6.750%, 7.99%, 10/01/2022	1,994,264
		Berry Plastics Group, Inc.
	696,500	1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	698,569
	1,424,665	1 mo. USD LIBOR + 2.250%, 3.49%, 10/01/2022	1,430,805
	1,950,200	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 4.34%, 12/29/2023	1,963,305
	1,030,000	Plastipak Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 10/04/2024	1,037,210
		Proampac PG Borrower LLC
	794,771	1 mo. USD LIBOR + 4.000%, 5.30%, 11/18/2023	800,732
	970,000	3 mo. USD LIBOR + 8.500%, 9.82%, 11/18/2024	982,125
	2,395,845	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/05/2023	2,409,310
	931,917	Signode Industrial Group U.S., Inc. 3 mo. USD LIBOR + 2.750%, 4.04%, 05/04/2021	941,236

			12,541,607

		Pharmaceuticals - 1.6%
	1,770,563	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. USD LIBOR + 4.250%, 5.50%, 04/29/2024	1,793,580
	370,000	Quintiles IMS, Inc. 3 mo. USD LIBOR + 2.000%, 3.32%, 01/31/2025	372,446
	5,870,319	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 4.750%, 5.99%, 04/01/2022	5,998,761

			8,164,787

The accompanying notes are an integral part of these financial statements.

97

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Real Estate - 0.9%
		DTZ U.S. Borrower LLC
$	4,623,928	3 mo. USD LIBOR + 3.250%, 4.59%, 11/04/2021	$4,649,220
	95,745	3 mo. USD LIBOR + 8.250%, 9.63%, 11/04/2022	97,181

			4,746,401

		Real Estate Investment Trusts - 1.0%
EUR	1,552,200	Equinix, Inc. EURIBOR + 2.500%, 2.50%, 01/05/2024	1,815,872
$	3,280,050	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/25/2023	3,297,041

			5,112,913

		Retail - 3.7%
		Albertsons LLC
	2,510,811	1 mo. USD LIBOR + 2.750%, 3.99%, 08/25/2021	2,431,771
	1,737,516	3 mo. USD LIBOR + 3.000%, 4.33%, 12/21/2022	1,680,855
	2,375,000	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 6.24%, 09/25/2024	2,304,249
	5,000,000	Beacon Roofing Supply, Inc. 0.00%, 08/24/2024(8)(9)(10)(11)	5,000,000
		Belron S.A.
EUR	530,000	0.00%, 10/26/2024(8)	621,741
$	125,000	0.00%, 10/26/2024(8)	125,781
	2,000,000	Coty, Inc. 1 mo. USD LIBOR + 2.500%, 0.00%, 10/27/2022(8)	1,993,760
	563,456	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 08/18/2023	566,589
	706,123	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 10/25/2020	553,601
	1,166,859	Petco Animal Supplies, Inc. 3 mo. USD LIBOR + 3.000%, 4.38%, 01/26/2023	952,449
	798,390	PetSmart, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 03/11/2022	680,899
	400,000	Smart & Final Stores LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 11/15/2022	385,752
	2,345,090	Sports Authority, Inc. 3 mo. USD LIBOR + 6.000%, 7.50%, 11/16/2017	23,451
	1,790,000	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 5.31%, 09/12/2024	1,682,152

			19,003,050

		Semiconductors - 0.2%
	537,300	Integrated Device Technology, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 04/04/2024	542,002

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Semiconductors - 0.2% - (continued)
$	437,204	ON Semiconductor Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 03/31/2023	$439,071

			981,073

		Software - 8.6%
		Almonde, Inc.
	2,670,000	3 mo. USD LIBOR + 3.500%, 4.82%, 06/13/2024	2,659,213
	345,000	3 mo. USD LIBOR + 7.250%, 8.57%, 06/13/2025	341,647
	1,959,813	CDW LLC 3 mo. USD LIBOR + 2.000%, 3.34%, 08/17/2023	1,972,669
	2,528,750	Change Healthcare Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2024	2,542,102
	1,201,988	Cypress Intermediate Holdings III, Inc. 1 mo. USD LIBOR + 3.000%, 4.25%, 04/27/2024	1,206,495
	1,790,501	Dell, Inc. 1 mo. USD LIBOR + 2.000%, 3.25%, 09/07/2023	1,794,512
		First Data Corp.
	2,110,000	1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	2,115,022
	10,943,182	1 mo. USD LIBOR + 2.500%, 3.74%, 04/26/2024	10,986,188
	2,750,727	Global Payments, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 04/21/2023	2,761,620
	2,725,226	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 02/15/2024	2,738,852
		Hyland Software, Inc.
	1,260,458	1 mo. USD LIBOR + 3.250%, 4.49%, 07/01/2022	1,272,016
	215,000	1 mo. USD LIBOR + 7.000%, 8.24%, 07/07/2025	219,300
	438,900	iPayment, Inc. 3 mo. USD LIBOR + 6.000%, 7.35%, 04/11/2023	443,289
	73,518	MA FinanceCo LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	73,748
EUR	2,000,000	Misys Europe S.A. EURIBOR + 3.250%, 4.25%, 06/13/2024	2,332,611
$	1,715,995	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 6.000%, 7.38%, 10/31/2022	1,732,297
	496,482	Seattle Spinco, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	498,036
		SkillSoft Corp.
	2,000,000	1 mo. USD LIBOR + 4.750%, 5.99%, 04/28/2021	1,920,840
	750,000	1 mo. USD LIBOR + 8.250%, 9.49%, 04/28/2022	633,435
	1,365,758	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	1,373,011

The accompanying notes are an integral part of these financial statements.

98

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Software - 8.6% - (continued)
EUR	1,200,000	Telenet Financing USD LLC EURIBOR + 3.000%, 3.00%, 03/31/2026	$1,407,297
$	2,868,688	WEX, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2023	2,898,923

			43,923,123

		Telecommunications - 7.0%
	2,487,500	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 4.11%, 07/15/2025	2,486,455
	788,635	CommScope, Inc. 3 mo. USD LIBOR + 2.000%, 3.37%, 12/29/2022	791,593
	2,038,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/22/2024	2,044,909
	2,147,957	LTS Buyer LLC PRIME + 2.250%, 6.50%, 04/13/2020	2,151,995
	18,029,400	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 3.75%, 02/02/2024	18,089,438
	3,600,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 09/30/2025	3,596,940
	3,962,441	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/15/2024	3,947,581
	2,495,219	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	2,504,726

			35,613,637

		Transportation - 0.3%
	1,726,911	Kenan Advantage Group, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 07/31/2022	1,734,113

		Trucking & Leasing - 1.0%
		Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
	1,995,000	1 mo. USD LIBOR + 2.250%, 3.49%, 09/20/2020	2,007,828
	3,310,288	1 mo. USD LIBOR + 2.250%, 3.49%, 04/03/2022	3,334,916

			5,342,744

		Total Senior Floating Rate Interests (cost $505,308,004)	$502,955,200

COMMON STOCKS - 0.7%
		Energy - 0.1%
	1,984	Arch Coal, Inc. Class A	$151,617
	3,997	Ocean Rig UDW, Inc.*	107,040
	4,831	Paragon Offshore Ltd.	77,296
	26,901	Paragon Offshore Ltd., Escrow*(11)(12)	—
	7,247	Paragon Offshore Ltd., Litigation	51,339
	78,609	Templar Energy LLC Class A*	204,383

			591,675

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.7% - (continued)
	Insurance - 0.3%
34,814	AFG Holdings, Inc.	$1,392,560

	Materials - 0.2%
69,152	MPM Holdings, Inc.*	1,168,669

	Utilities - 0.1%
4,500,000	TCEH Corp.*(9)(10)(11)	5
33,730	Vistra Energy Corp.	655,711

		655,716

	Total Common Stocks (cost $5,294,771)	$3,808,620

	Total Long-Term Investments (cost $559,898,684)	$556,457,775

Total Investments (cost $559,898,684)	108.7%	$556,457,775
Other Assets and Liabilities	(8.7)%	(44,730,910)

Total Net Assets	100.0%	$511,726,865

The accompanying notes are an integral part of these financial statements.

99

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $39,048,438, which represented 7.6% of total net assets.

(2)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $3,537,010, which represented 0.7% of total net assets.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)	Investment valued using significant unobservable inputs.

(10)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $5,000,005, which represents 1.0% of total net assets.

(11)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $5,000,005, which represented 1.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
30,589,218	USD	25,861,000	EUR	DEUT	11/30/17	$415,134	$—
616,521	USD	529,000	EUR	SSG	11/30/17	—	(706)
4,446,822	USD	3,393,000	GBP	SSG	11/30/17	—	(63,527)

Total						$415,134	$(64,233)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

100

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
EURIBOR	Euro Interbank Offered Rate
PIK	Payment-in-kind

The accompanying notes are an integral part of these financial statements.

101

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Corporate Bonds	$49,693,955	$—	$49,693,955	$—
Senior Floating Rate Interests	502,955,200	—	497,955,200	5,000,000
Common Stocks
Energy	591,675	258,657	333,018	—
Insurance	1,392,560	—	1,392,560	—
Materials	1,168,669	1,168,669	—	—
Utilities	655,716	655,711	—	5
Foreign Currency Contracts(2)	415,134	—	415,134	—

Total	$556,872,909	$2,083,037	$549,789,867	$5,000,005

Liabilities
Foreign Currency Contracts(2)	$(64,233)	$—	$(64,233)	$—

Total	$(64,233)	$—	$(64,233)	$—

(1)	For the year ended October 31, 2017, investments valued at $714,340 were transferred from Level 3 to Level 1 due to the initiation of a vendor providing pricing; investments valued at $786,091 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

102

The Hartford High Yield Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
$	920,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)(4)(5)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $915,920)	$—

CORPORATE BONDS - 90.3%
		Aerospace/Defense - 0.4%
		DAE Funding LLC
	430,000	4.50%, 08/01/2022(2)	$435,913
	865,000	5.00%, 08/01/2024(2)	883,381

			1,319,294

		Biotechnology - 0.1%
	430,000	Sterigenics-Nordion Topco LLC (cash) 8.13%, 11/01/2021(2)(6)	438,063

		Chemicals - 1.4%
		Chemours Co.
	2,160,000	6.63%, 05/15/2023	2,289,600
	290,000	7.00%, 05/15/2025	323,350
	2,300,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(2)	2,383,375

			4,996,325

		Coal - 1.5%
	885,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	954,119
	2,830,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(2)	2,518,700
	1,830,000	Warrior Met Coal, Inc. 8.00%, 11/01/2024(2)	1,874,926

			5,347,745

		Commercial Banks - 3.9%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	800,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(7)(8)(9)	984,298
	800,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(7)(8)(9)	1,118,256
	1,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(7)(8)(9)	1,953,555
		Barclays plc
$	850,000	5 year USD Swap + 6.772%, 7.88%, 03/15/2022(7)(8)(9)	947,855
	1,060,000	5 year USD Swap + 6.705%, 8.25%, 12/15/2018(7)(9)	1,126,695
	1,050,000	BNP Paribas S.A. 5 year USD Swap + 6.314%, 7.63%, 03/30/2021(2)(7)(9)	1,177,313
		Credit Agricole S.A.
	395,000	5 year USD Swap + 4.898%, 7.88%, 01/23/2024(2)(7)(9)	449,806
	505,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(2)(7)(9)	607,855
	1,905,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(7)(8)(9)	2,083,594

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Commercial Banks - 3.9% - (continued)
$	725,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(2)(7)(9)	$792,063
	1,600,000	Royal Bank of Scotland Group plc 3 mo. USD LIBOR + 2.320%, 3.66%, 09/30/2027(7)(9)	1,552,160
	1,130,000	Societe Generale S.A. 5 year USD Swap + 6.394%, 8.25%, 11/29/2018(7)(8)(9)	1,196,387
	415,000	UniCredit S.p.A. 5 year USD Swap + 5.180%, 8.00%, 06/03/2024(7)(8)(9)	459,395

			14,449,232

		Commercial Services - 5.6%
		APX Group, Inc.
	1,360,000	7.63%, 09/01/2023	1,431,400
	2,395,000	7.88%, 12/01/2022	2,583,606
		Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
	2,160,000	5.25%, 03/15/2025(2)	2,111,400
	1,020,000	5.50%, 04/01/2023	1,032,750
	2,900,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(2)	3,066,750
	2,890,000	GW Honos Security Corp. 8.75%, 05/15/2025(2)	3,077,850
		Herc Rentals, Inc.
	884,000	7.50%, 06/01/2022(2)	956,753
	1,559,000	7.75%, 06/01/2024(2)	1,711,003
	2,435,000	Hertz Corp. 5.50%, 10/15/2024(2)	2,191,500
		United Rentals North America, Inc.
	560,000	4.63%, 10/15/2025	572,964
	795,000	4.88%, 01/15/2028	798,975
	1,025,000	5.88%, 09/15/2026	1,117,250

			20,652,201

		Construction Materials - 1.7%
	1,650,000	CEMEX Finance LLC 6.00%, 04/01/2024(2)	1,744,875
	940,000	Cemex S.A.B. de C.V. 6.13%, 05/05/2025(2)	1,002,510
	1,705,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,766,806
	1,760,000	Standard Industries, Inc. 5.38%, 11/15/2024(2)	1,856,624

			6,370,815

		Distribution/Wholesale - 0.1%
	420,000	American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/2023(2)	446,250

		Diversified Financial Services - 4.7%
	710,000	FBM Finance, Inc. 8.25%, 08/15/2021(2)	755,262
	735,000	Fly Leasing Ltd. 5.25%, 10/15/2024	738,219
	1,305,000	goeasy Ltd. 7.88%, 11/01/2022(2)	1,342,519
	95,000	Hexion, Inc. 13.75%, 02/01/2022(2)	76,238

The accompanying notes are an integral part of these financial statements.

103

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Diversified Financial Services - 4.7% - (continued)
		Nationstar Mortgage LLC / Nationstar Capital Corp.
$	1,905,000	6.50%, 08/01/2018	$1,909,762
	1,590,000	6.50%, 07/01/2021	1,613,850
	171,000	7.88%, 10/01/2020	174,848
		Navient Corp.
	560,000	5.50%, 01/25/2023	567,000
	340,000	5.63%, 08/01/2033	293,250
	1,764,000	5.88%, 10/25/2024	1,790,460
	2,535,000	6.13%, 03/25/2024	2,601,544
	955,000	6.50%, 06/15/2022	1,013,494
	856,000	7.25%, 09/25/2023	927,155
		Springleaf Finance Corp.
	525,000	5.25%, 12/15/2019	542,062
	130,000	6.13%, 05/15/2022	137,150
	705,000	7.75%, 10/01/2021	792,244
	1,935,000	8.25%, 12/15/2020	2,181,712

			17,456,769

		Electric - 0.7%
	2,570,000	AES Corp. 5.13%, 09/01/2027	2,638,105
	1,460,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020*(1)(3)(4)(5)	—

			2,638,105

		Electrical Components & Equipment - 0.3%
	1,045,000	General Cable Corp. 5.75%, 10/01/2022	1,071,125

		Entertainment - 3.3%
	1,370,000	CRC Escrow Issuer LLC / CRC Finco, Inc. 5.25%, 10/15/2025(2)	1,378,974
	1,605,000	Eldorado Resorts, Inc. 6.00%, 04/01/2025	1,693,275
	1,920,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(2)	2,073,600
	2,170,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(2)	2,245,950
	1,410,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024	1,455,825
	705,000	Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021(2)	709,406
		Scientific Games International, Inc.
	230,000	5.00%, 10/15/2025(2)	233,450
	1,345,000	6.63%, 05/15/2021	1,390,394
	830,000	10.00%, 12/01/2022	918,129

			12,099,003

		Environmental Control - 0.3%
	810,000	Clean Harbors, Inc. 5.13%, 06/01/2021	821,137
	441,000	Tervita Escrow Corp. 7.63%, 12/01/2021(2)	446,513

			1,267,650

		Food - 1.5%
		Post Holdings, Inc.
	2,660,000	5.00%, 08/15/2026(2)	2,673,300
	990,000	5.75%, 03/01/2027(2)	1,028,363

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Food - 1.5% - (continued)
$	1,870,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	$1,928,437

			5,630,100

		Gas - 0.2%
	640,000	AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.50%, 05/20/2025	654,400

		Healthcare-Products - 1.3%
	2,140,000	Alere, Inc. 6.50%, 06/15/2020	2,174,775
	2,595,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(2)	2,705,287

			4,880,062

		Healthcare-Services - 3.5%
	435,000	Community Health Systems, Inc. 6.25%, 03/31/2023	418,688
		Envision Healthcare Corp.
	970,000	5.13%, 07/01/2022(2)	984,550
	705,000	5.63%, 07/15/2022	717,337
	2,645,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	2,846,681
		HCA, Inc.
	2,215,000	5.38%, 02/01/2025	2,284,219
	1,135,000	5.88%, 05/01/2023	1,215,869
	1,776,000	7.50%, 11/15/2095	1,818,091
	350,000	MPH Acquisition Holdings LLC 7.13%, 06/01/2024(2)	376,688
	30,000	Tenet Healthcare Corp. 8.13%, 04/01/2022	30,150
	2,010,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(2)	2,037,637

			12,729,910

		Home Builders - 2.5%
	1,915,000	AV Homes, Inc. 6.63%, 05/15/2022	1,988,632
		Beazer Homes USA, Inc.
	460,000	5.88%, 10/15/2027(2)	459,425
	705,000	6.75%, 03/15/2025	745,749
	1,210,000	8.75%, 03/15/2022	1,344,552
		KB Home
	1,030,000	7.00%, 12/15/2021	1,161,325
	1,090,000	8.00%, 03/15/2020	1,212,625
		M/I Homes, Inc.
	780,000	5.63%, 08/01/2025	792,675
	1,595,000	6.75%, 01/15/2021	1,658,800

			9,363,783

		Household Products - 0.5%
	2,715,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	2,002,313

		Household Products/Wares - 0.8%
	920,000	ACCO Brands Corp. 5.25%, 12/15/2024(2)	953,350
EUR	1,505,000	Diamond (BC) B.V. 5.63%, 08/15/2025(2)	1,811,245

			2,764,595

The accompanying notes are an integral part of these financial statements.

104

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Housewares - 0.8%
$	2,570,000	American Greetings Corp. 7.88%, 02/15/2025(2)	$2,792,562

		Insurance - 1.5%
		Genworth Holdings, Inc.
	135,000	4.80%, 02/15/2024	114,845
	890,000	4.90%, 08/15/2023	754,008
	505,000	7.20%, 02/15/2021	482,724
	280,000	7.63%, 09/24/2021	270,200
	180,000	7.70%, 06/15/2020	177,287
	445,000	MGIC Investment Corp. 5.75%, 08/15/2023	489,500
	845,000	Radian Group, Inc. 4.50%, 10/01/2024	866,125
	2,205,000	USIS Merger Sub, Inc. 6.88%, 05/01/2025(2)	2,287,688

			5,442,377

		Internet - 1.6%
	2,685,000	Netflix, Inc. 5.88%, 02/15/2025	2,898,726
		Zayo Group LLC / Zayo Capital, Inc.
	2,175,000	6.00%, 04/01/2023	2,286,469
	835,000	6.38%, 05/15/2025	898,760

			6,083,955

		Iron/Steel - 1.1%
	910,000	AK Steel Corp. 7.63%, 10/01/2021	944,125
	630,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(2)	654,413
	475,000	Steel Dynamics, Inc. 4.13%, 09/15/2025(2)	476,188
	1,650,000	United States Steel Corp. 8.38%, 07/01/2021(2)	1,800,562

			3,875,288

		IT Services - 0.5%
	1,575,000	Conduent Finance, Inc. / Conduent Business Services LLC 10.50%, 12/15/2024(2)	1,854,563

		Lodging - 2.5%
	1,285,000	Boyd Gaming Corp. 6.38%, 04/01/2026	1,410,287
	2,590,000	FelCor Lodging L.P. 6.00%, 06/01/2025	2,790,725
	1,810,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(2)	1,932,175
	1,390,000	Station Casinos LLC 5.00%, 10/01/2025(2)	1,391,738
	1,650,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(2)	1,608,750

			9,133,675

		Machinery - Construction & Mining - 0.6%
	1,900,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(2)	2,061,500

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Machinery-Diversified - 0.7%
$	2,220,000	Cloud Crane LLC 10.13%, 08/01/2024(2)	$2,508,600

		Media - 8.8%
		CCO Holdings LLC / CCO Holdings Capital Corp.
	105,000	5.13%, 02/15/2023	108,413
	1,685,000	5.13%, 05/01/2023(2)	1,756,612
	495,000	5.75%, 09/01/2023	512,944
	190,000	5.75%, 01/15/2024	197,363
	1,610,000	5.75%, 02/15/2026(2)	1,683,255
	2,760,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(2)	2,808,300
		CSC Holdings LLC
	1,800,000	5.25%, 06/01/2024	1,792,125
	600,000	10.13%, 01/15/2023(2)	687,000
	592,000	10.88%, 10/15/2025(2)	725,200
		DISH DBS Corp.
	1,050,000	5.00%, 03/15/2023	1,015,875
	3,290,000	6.75%, 06/01/2021	3,454,500
	1,512,000	7.88%, 09/01/2019	1,633,716
		Gray Television, Inc.
	1,520,000	5.13%, 10/15/2024(2)	1,515,744
	400,000	5.88%, 07/15/2026(2)	410,000
	2,170,000	Liberty Interactive LLC 8.25%, 02/01/2030	2,387,000
	925,000	Quebecor Media, Inc. 5.75%, 01/15/2023	1,003,625
	2,330,000	SFR Group S.A. 7.38%, 05/01/2026(2)	2,504,750
		Sinclair Television Group, Inc.
	590,000	5.13%, 02/15/2027(2)	561,238
	1,005,000	5.88%, 03/15/2026(2)	1,015,050
		TEGNA, Inc.
	1,760,000	4.88%, 09/15/2021(2)	1,799,600
	667,000	5.13%, 10/15/2019	677,005
	810,000	6.38%, 10/15/2023	859,612
	1,845,000	Tribune Media Co. 5.88%, 07/15/2022	1,914,187
		Viacom, Inc.
	405,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(9)	401,051
	150,000	3 mo. USD LIBOR + 3.899%, 6.25%, 02/28/2057(9)	148,200
	990,000	Videotron Ltd. 5.00%, 07/15/2022	1,069,200

			32,641,565

		Metal Fabricate/Hardware - 0.6%
		Novelis Corp.
	650,000	5.88%, 09/30/2026(2)	669,903
	1,200,000	6.25%, 08/15/2024(2)	1,266,000
	400,000	TriMas Corp. 4.88%, 10/15/2025(2)	404,500

			2,340,403

		Mining - 3.1%
		Anglo American Capital plc
	250,000	4.13%, 04/15/2021(2)	261,180
	200,000	4.13%, 09/27/2022(2)	209,304
	1,120,000	4.88%, 05/14/2025(2)	1,196,255

The accompanying notes are an integral part of these financial statements.

105

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Mining - 3.1% - (continued)
$	376,000	9.38%, 04/08/2019(2)	$413,709
		Constellium N.V.
	1,975,000	7.88%, 04/01/2021(2)	2,099,030
	1,100,000	8.00%, 01/15/2023(2)	1,178,375
		First Quantum Minerals Ltd.
	885,000	7.00%, 02/15/2021(2)	918,187
	200,000	7.25%, 04/01/2023(2)	211,500
	650,000	7.50%, 04/01/2025(2)	688,188
	1,290,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,388,362
		New Gold, Inc.
	95,000	6.25%, 11/15/2022(2)	98,088
	990,000	6.38%, 05/15/2025(2)	1,051,875
	750,000	Northwest Acquisitions ULC / Dominion Finco, Inc. 7.13%, 11/01/2022(2)	774,375
	975,000	Teck Resources Ltd. 8.50%, 06/01/2024(2)	1,116,375

			11,604,803

		Miscellaneous Manufacturing - 0.6%
	2,155,000	Bombardier, Inc. 6.13%, 01/15/2023(2)	2,152,306

		Office/Business Equipment - 0.1%
	405,000	CDW LLC / CDW Finance Corp. 5.00%, 09/01/2023	422,719

		Oil & Gas - 9.3%
	2,610,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(2)	2,720,925
	2,785,000	California Resources Corp. 8.00%, 12/15/2022(2)	1,838,100
		Continental Resources, Inc.
	500,000	3.80%, 06/01/2024	485,625
	250,000	4.50%, 04/15/2023	253,125
	1,935,000	4.90%, 06/01/2044	1,801,969
	1,065,000	5.00%, 09/15/2022	1,076,981
	2,665,000	Denbury Resources, Inc. 9.00%, 05/15/2021(2)	2,605,037
	1,385,000	Energen Corp. 4.63%, 09/01/2021	1,402,312
	1,640,000	Ensco plc 5.75%, 10/01/2044	1,119,300
		Laredo Petroleum, Inc.
	1,380,000	5.63%, 01/15/2022	1,405,875
	750,000	7.38%, 05/01/2022	780,938
		MEG Energy Corp.
	390,000	6.38%, 01/30/2023(2)	356,850
	1,210,000	6.50%, 01/15/2025(2)	1,203,950
	1,065,000	7.00%, 03/31/2024(2)	966,488
		Noble Holding International Ltd.
	1,100,000	6.20%, 08/01/2040	742,500
	1,395,000	7.75%, 01/15/2024	1,248,525
	425,000	PDC Energy, Inc. 6.13%, 09/15/2024	443,594
		QEP Resources, Inc.
	2,135,000	5.25%, 05/01/2023	2,108,312
	200,000	5.38%, 10/01/2022	198,500
	235,000	6.80%, 03/01/2020	244,988

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Oil & Gas - 9.3% - (continued)
$	930,000	Rowan Cos., Inc. 5.85%, 01/15/2044	$748,650
		SM Energy Co.
	1,695,000	5.00%, 01/15/2024	1,618,725
	240,000	6.13%, 11/15/2022	241,200
	115,000	6.50%, 11/15/2021	116,150
		Transocean, Inc.
	385,000	6.80%, 03/15/2038	312,813
	115,000	7.50%, 04/15/2031	102,638
	470,000	9.35%, 12/15/2041	453,550
		Tullow Oil plc
	1,650,000	6.00%, 11/01/2020(2)	1,656,187
	580,000	6.25%, 04/15/2022(2)	578,550
	2,230,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(2)	2,175,811
		WPX Energy, Inc.
	595,000	5.25%, 09/15/2024	597,231
	1,410,000	6.00%, 01/15/2022	1,468,162
	1,250,000	8.25%, 08/01/2023	1,407,812

			34,481,373

		Oil & Gas Services - 0.4%
		Weatherford International Ltd.
	335,000	5.95%, 04/15/2042	264,650
	880,000	6.50%, 08/01/2036	732,600
	335,000	7.00%, 03/15/2038	291,450

			1,288,700

		Packaging & Containers - 4.9%
	1,840,000	ARD Finance S.A. (cash) 7.13%, 09/15/2023(6)	1,959,600
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
	1,395,000	6.00%, 06/30/2021(2)	1,435,106
	370,000	6.00%, 02/15/2025(2)	392,663
	1,581,000	7.25%, 05/15/2024(2)	1,737,124
	1,865,000	Berry Global, Inc. 6.00%, 10/15/2022	1,974,569
	2,170,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(2)	2,243,237
	1,680,000	Multi-Color Corp. 4.88%, 11/01/2025(2)	1,696,800
	2,985,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(2)	3,276,037
	430,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(2)	438,514
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	2,050,000	5.13%, 07/15/2023(2)	2,134,255
	815,000	7.00%, 07/15/2024(2)	870,013

			18,157,918

		Pharmaceuticals - 4.0%
	335,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(2)	340,025
		Endo Finance LLC
	2,095,000	6.00%, 07/15/2023(2)	1,696,950
	2,985,000	6.00%, 02/01/2025(2)	2,373,075
	1,692,000	PRA Holdings, Inc. 9.50%, 10/01/2023(2)	1,823,130

The accompanying notes are an integral part of these financial statements.

106

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Pharmaceuticals - 4.0% - (continued)
		Valeant Pharmaceuticals International, Inc.
$	1,155,000	5.50%, 03/01/2023(2)	$970,200
	7,395,000	5.88%, 05/15/2023(2)	6,248,775
	1,000,000	6.13%, 04/15/2025(2)	840,000
	355,000	7.00%, 03/15/2024(2)	384,287

			14,676,442

		Pipelines - 1.1%
		Energy Transfer Equity L.P.
	670,000	5.50%, 06/01/2027	710,200
	1,907,000	7.50%, 10/15/2020	2,145,375
	1,070,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024	1,152,925

			4,008,500

		REITS - 0.3%
	1,095,000	Equinix, Inc. 5.88%, 01/15/2026	1,186,706

		Retail - 3.3%
		1011778 BC ULC / New Red Finance, Inc.
	805,000	4.25%, 05/15/2024(2)	810,796
	3,570,000	5.00%, 10/15/2025(2)	3,636,937
	1,055,000	Beacon Escrow Corp. 4.88%, 11/01/2025(2)	1,067,871
	1,905,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,969,294
	1,305,000	Party City Holdings, Inc. 6.13%, 08/15/2023(2)	1,353,938
	890,000	Staples, Inc. 8.50%, 09/15/2025(2)	785,425
	2,605,000	United Rentals North America, Inc. 4.88%, 01/15/2028	2,618,025

			12,242,286

		Semiconductors - 1.6%
	1,650,000	Entegris, Inc. 6.00%, 04/01/2022(2)	1,724,250
	2,005,000	Micron Technology, Inc. 5.50%, 02/01/2025	2,130,312
		Sensata Technologies B.V.
	1,005,000	5.00%, 10/01/2025(2)	1,065,300
	770,000	5.63%, 11/01/2024(2)	854,700

			5,774,562

		Software - 3.3%
	1,135,000	Camelot Finance S.A. 7.88%, 10/15/2024(2)	1,220,125
	1,150,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(2)	1,175,875
		First Data Corp.
	610,000	5.38%, 08/15/2023(2)	635,163
	2,110,000	5.75%, 01/15/2024(2)	2,207,588
	2,305,000	7.00%, 12/01/2023(2)	2,466,396
	544,000	Infor Software Parent LLC (cash) 7.13%, 05/01/2021(2)(6)	558,960
	2,925,000	Infor U.S., Inc. 6.50%, 05/15/2022	3,049,312
	930,000	Workday, Inc. 0.25%, 10/01/2022(2)	939,881

			12,253,300

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Telecommunications - 4.9%
		Altice Financing S.A.
$	235,000	6.50%, 01/15/2022(2)	$243,225
	1,570,000	6.63%, 02/15/2023(2)	1,654,937
	1,870,000	7.50%, 05/15/2026(2)	2,049,987
		Level 3 Financing, Inc.
	1,880,000	5.38%, 08/15/2022	1,936,926
	690,000	5.63%, 02/01/2023	712,425
		Nokia Oyj
	200,000	3.38%, 06/12/2022	199,250
	205,000	4.38%, 06/12/2027	205,000
	1,435,000	Sprint Capital Corp. 6.88%, 11/15/2028	1,530,966
		Sprint Corp.
	1,084,000	7.13%, 06/15/2024	1,171,739
	2,660,000	7.25%, 09/15/2021	2,899,400
	110,000	7.63%, 02/15/2025	120,588
	4,766,000	7.88%, 09/15/2023	5,326,005

			18,050,448

		Transportation - 0.4%
	1,430,000	Hertz Corp. 7.63%, 06/01/2022(2)	1,491,061

		Total Corporate Bonds (cost $321,923,087)	$333,103,352

SENIOR FLOATING RATE INTERESTS - 1.3%(10)
		Chemicals - 0.1%
	550,000	Diamond (BC) B.V. 3 mo. USD LIBOR + 3.000%, 4.32%, 09/06/2024	$552,162

		Healthcare-Products - 0.4%
	1,338,750	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	1,345,658

		Leisure Time - 0.6%
	2,275,000	Golden Entertainment, Inc. 0.00%, 08/15/2024(11)	2,275,955

		Machinery-Diversified - 0.2%
	707,290	Gardner Denver, Inc. 3 mo. USD LIBOR + 2.750%, 4.08%, 07/30/2024	711,130

		Total Senior Floating Rate Interests (cost $4,854,848)	$4,884,905

CONVERTIBLE BONDS - 1.9%
		Commercial Services - 0.2%
	800,000	Cardtronics, Inc. 1.00%, 12/01/2020	$738,000

		Diversified Financial Services - 0.1%
	440,000	Blackhawk Network Holdings, Inc. 1.50%, 01/15/2022	440,275

		Home Builders - 0.2%
	873,000	M/I Homes, Inc. 3.00%, 03/01/2018	933,019

		Media - 0.5%
	1,310,000	DISH Network Corp. 3.38%, 08/15/2026	1,409,069

The accompanying notes are an integral part of these financial statements.

107

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CONVERTIBLE BONDS - 1.9%
		Media - 0.5% - (continued)
$	470,000	Liberty Media Corp-Liberty Formula One 1.00%, 01/30/2023(2)	$560,475

			1,969,544

		Oil & Gas - 0.1%
	1,645,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	259,087
	130,000	PDC Energy, Inc. 1.13%, 09/15/2021	126,913

			386,000

		Semiconductors - 0.5%
		Microchip Technology, Inc.
	656,000	1.63%, 02/15/2027(2)	826,150
	684,000	2.25%, 02/15/2037(2)	866,970

			1,693,120

		Software - 0.3%
	862,000	ServiceNow, Inc. 0.00%, 06/01/2022(2)(12)	966,517

		Total Convertible Bonds (cost $8,311,277)	$7,126,475

COMMON STOCKS - 0.5%
		Banks - 0.3%
	91,168	MGIC Investment Corp. *	$1,303,703

		Energy - 0.2%
	104,555,002	KCA Deutag *(1)(2)(4)(5)	542,536
	78,358	Vistra Energy Corp.	78,358

			620,894

		Utilities - 0.0%
	3,200,000	TCEH Corp.*(1)(4)(5)	3

		Total Common Stocks (cost $2,157,989)	$1,924,600

PREFERRED STOCKS - 0.2%
		Diversified Financials - 0.2%
	19,075	GMAC Capital Trust Series 2 3 mo. USD LIBOR + 5.785%, 7.10%(9)	$500,909

		Total Preferred Stocks (cost $499,841)	$500,909

		Total Long-Term Investments (cost $338,662,962)	$347,540,241

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 5.6%
		Other Investment Pools & Funds - 5.6%
$	20,777,187	Fidelity Institutional Government Fund, Institutional Class, 0.92%(13)	$20,777,187

		Total Short-Term Investments (cost $20,777,187)	$20,777,187

Total Investments (cost $359,440,149)	99.8%	$368,317,428
Other Assets and Liabilities	0.2%	606,606

Total Net Assets	100.0%	$368,924,034

The accompanying notes are an integral part of these financial statements.

108

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $174,270,457, which represented 47.2% of total net assets.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $542,539, which represents 0.1% of total net assets.

(5)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $542,539, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(6)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $8,743,340, which represented 2.4% of total net assets.

(9)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(12)	Security is a zero-coupon bond.

(13)	Current yield as of period end.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.29	USD	2,655,000	(5.00%)	12/20/22	Quarterly	$191,992	$231,856	$39,864

Total						$191,992	$231,856	$39,864

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

109

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,927,171	USD	5,011,000	EUR	DEUT	11/30/17	$80,439	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
PIK	Payment-in-kind

The accompanying notes are an integral part of these financial statements.

110

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds	333,103,352	—	333,103,352	—
Senior Floating Rate Interests	4,884,905	—	4,884,905	—
Convertible Bonds	7,126,475	—	7,126,475	—
Common Stocks
Banks	1,303,703	1,303,703	—	—
Energy	620,894	—	78,358	542,536
Utilities	3	—	—	3
Preferred Stocks	500,909	500,909	—	—
Short-Term Investments	20,777,187	20,777,187	—	—
Foreign Currency Contracts(2)	80,439	—	80,439	—
Swaps-Credit Default(2)	39,864	—	39,864	—

Total	$368,437,731	$22,581,799	$345,313,393	$542,539

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

111

The Hartford Inflation Plus Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.4%
		Asset-Backed - Finance & Insurance - 0.2%
$	1,360,000	HSI Asset Securitization Corp. Trust 1 mo. USD LIBOR + 0.270%, 1.51%, 02/25/2036(1)	$1,321,581

		Asset-Backed - Home Equity - 0.2%
	766,079	GSAA Home Equity Trust 5.99%, 06/25/2036(1)(2)	402,220
	737,565	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(3)	448,013

			850,233

		Whole Loan Collateral CMO - 2.0%
	797,664	Adjustable Rate Mortgage Trust 1 mo. USD LIBOR + 0.540%, 1.78%, 11/25/2035(1)	791,911
	1,158,076	Banc of America Funding Trust 6.05%, 10/25/2036(3)	1,053,404
	396,388	Bear Stearns Adjustable Rate Mortgage Trust 1 year CMT + 2.300%, 3.52%, 10/25/2035(1)	399,382
	686,684	Chase Mortgage Finance Trust 3.29%, 12/25/2035(1)(2)	668,665
	521,901	Deutsche Alt-A Securities Mortgage Loan Trust 1 mo. USD LIBOR + 0.150%, 1.39%, 12/25/2036(1)	477,395
	352,614	Fannie Mae Connecticut Avenue Securities 1 mo. USD LIBOR + 4.900%, 6.14%, 11/25/2024(1)	400,458
	242,197	GreenPoint Mortgage Funding Trust 12 mo. MTA + 1.400%, 2.34%, 10/25/2045(1)	206,264
	665,897	GSR Mortgage Loan Trust 3.59%, 10/25/2035(1)(2)	584,704
	624,707	HarborView Mortgage Loan Trust 1 mo. USD LIBOR + 0.190%, 1.43%, 01/19/2038(1)	587,089
	2,735,139	IndyMac Index Mortgage Loan Trust 1 mo. USD LIBOR + 0.290%, 1.53%, 01/25/2036(1)	2,276,611
	1,056,266	JP Morgan Mortgage Trust 3.54%, 01/25/2037(1)(2)	1,060,633
		MASTR Adjustable Rate Mortgages Trust 1 mo. USD LIBOR + 0.240%,
	1,225,702	1.48%, 05/25/2037(1)	800,484
	14,679	3.47%, 11/21/2034(1)(2)	15,029
		Residential Funding Mortgage Securities, Inc.
	243,861	3.98%, 02/25/2036(1)(2)	222,743
	461,117	6.00%, 07/25/2037	435,763
	653,133	Structured Adjustable Rate Mortgage Loan Trust 3.56%, 06/25/2035(1)(2)	575,210
	711,388	WaMu Mortgage Pass-Through Certificates Trust 1 mo. USD LIBOR + 0.420%, 1.66%, 06/25/2044(1)	688,102

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.4% - (continued)
		Whole Loan Collateral CMO - 2.0% - (continued)
$	861,191	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 12 mo. MTA + 0.830%, 1.77%, 11/25/2046(1)	$736,982

			11,980,829

		Total Asset & Commercial Mortgage Backed Securities (cost $13,295,559)	$14,152,643

FOREIGN GOVERNMENT OBLIGATIONS - 3.2%
		Argentina - 0.2%
ARS	18,856,000	Argentina Politica Monet 27.15%, 06/21/2020(1)(2)	$1,142,172

		Brazil - 1.3%
		Brazil Notas do Tesouro Nacional
BRL	11,450,561	6.00%, 05/15/2019(4)	3,662,515
	11,918,362	6.00%, 08/15/2022(4)	3,858,370

			7,520,885

		Colombia - 0.3%
COP	4,967,775,414	Colombian TES 4.75%, 02/23/2023(4)	1,788,794

		Russia - 0.6%
RUB	223,440,933	Russian Federal Inflation Linked Bond 2.50%, 08/16/2023(4)	3,684,063

		South Africa - 0.2%
ZAR	20,244,877	South Africa Government Bond - CPI Linked 1.88%, 02/28/2033(4)	1,285,248

		Thailand - 0.6%
THB	113,000,000	Bank of Thailand 1.48%, 02/17/2018(1)(2)	3,402,737

		Total Foreign Government Obligations (cost $18,230,796)	$18,823,899

SENIOR FLOATING RATE INTERESTS - 4.9%(5)
		Aerospace/Defense - 0.2%
$	240,000	MacDonald, Dettwiler and Associates Ltd. 3 mo. USD LIBOR + 2.750%, 4.10%, 10/04/2024	$241,351
	598,328	TransDigm, Inc. 1 mo. USD LIBOR + 3.000%, 4.27%, 06/09/2023	600,650

			842,001

		Airlines - 0.1%
	326,700	American Airlines, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 04/28/2023	327,151
	480,000	Delta Air Lines, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 08/24/2022	484,080

			811,231

		Auto Parts & Equipment - 0.0%
	140,000	USI, Inc. 3 mo. USD LIBOR + 3.000%, 4.31%, 05/16/2024	140,291

The accompanying notes are an integral part of these financial statements.

112

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Biotechnology - 0.0%
$	100,000	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 0.00%, 05/15/2022(6)	$100,000

		Chemicals - 0.1%
	180,000	H.B. Fuller Co. 1 mo. USD LIBOR + 2.250%, 3.49%, 10/12/2024	180,976
	111,233	Huntsman International LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 04/01/2023	111,720
	324,500	Minerals Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 3.52%, 02/14/2024	326,798
	28,985	Tronox Blocked Borrower LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	29,214
	66,888	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	67,417

			716,125

		Commercial Services - 0.3%
	113,853	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.500%, 4.74%, 10/03/2023	114,612
	149,625	Clean Harbors, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 06/27/2024	150,467
	197,500	Hertz Corp. 1 mo. USD LIBOR + 2.750%, 4.00%, 06/30/2023	197,131
	116,315	KAR Auction Services, Inc. 3 mo. USD LIBOR + 2.500%, 3.88%, 03/09/2023	117,091
	209,475	PSAV Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 04/27/2024	210,784
	143,913	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 11/15/2023	144,552
	222,187	Russell Investment Group 3 mo. USD LIBOR + 4.250%, 5.49%, 06/01/2023	224,909
	189,050	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/06/2024	187,396
	289,275	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/01/2024	290,120
	172,771	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 3.24%, 04/10/2023	173,257
	148,875	Xerox Business Services LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 12/07/2023	150,085

			1,960,404

		Distribution/Wholesale - 0.1%
	497,500	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/31/2023	500,351

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Distribution/Wholesale - 0.1% - (continued)
$	182,694	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.750%, 5.09%, 06/09/2023	$184,293
	119,100	Univar, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 07/01/2022	119,695

			804,339

		Diversified Financial Services - 0.2%
	199,000	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 4.08%, 04/04/2024	199,872
	500,000	Delos Finance Sarl 3 mo. USD LIBOR + 2.000%, 3.33%, 10/06/2023	503,515
	155,000	FinCo I LLC 1 mo. USD LIBOR + 2.750%, 2.75%, 06/14/2022	157,209
	305,685	RPI Finance Trust 3 mo. USD LIBOR + 2.000%, 3.33%, 03/27/2023	306,795
	225,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2025	225,875

			1,393,266

		Electric - 0.1%
	119,400	AES Corp. 3 mo. USD LIBOR + 2.000%, 3.32%, 05/24/2022	119,600
	150,898	Calpine Corp. 3 mo. USD LIBOR + 2.750%, 4.09%, 05/31/2023	151,537
	124,143	Helix Gen Funding LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 06/02/2024	125,398

			396,535

		Energy-Alternate Sources - 0.2%
	185,000	BCP Renaissance Parent LLC 0.00%, 09/19/2024(6)	187,024
	748,683	MEG Energy Corp. 3 mo. USD LIBOR + 3.500%, 4.83%, 12/31/2023	750,652
		TEX Operations Co. LLC
	143,913	1 mo. USD LIBOR + 2.750%, 4.01%, 08/04/2023	144,313
	35,000	3 mo. USD LIBOR + 2.750%, 4.08%, 08/04/2023	35,092

			1,117,081

		Engineering & Construction - 0.0%
	224,438	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 5.62%, 06/21/2024	225,809

		Environmental Control - 0.0%
	131,738	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.750%, 3.95%, 11/10/2023	132,857

The accompanying notes are an integral part of these financial statements.

113

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Food - 0.1%
$	318,400	JBS USA LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 10/30/2022	$311,437
	299,250	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 05/24/2024	300,692

			612,129

		Healthcare-Products - 0.1%
	147,656	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	148,418
	99,750	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 4.58%, 02/02/2024	99,600
	103,950	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 09/07/2023	89,527

			337,545

		Healthcare-Services - 0.1%
		Community Health Systems, Inc.
	71,916	3 mo. USD LIBOR + 2.750%, 4.07%, 12/31/2019	70,188
	125,274	3 mo. USD LIBOR + 3.000%, 4.32%, 01/27/2021	121,075
	243,163	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.000%, 4.25%, 12/01/2023	244,075
	322,774	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 06/07/2023	325,772

			761,110

		Household Products/Wares - 0.1%
	290,000	Galleria Co. 1 mo. USD LIBOR + 3.000%, 4.25%, 09/29/2023	289,275

		Insurance - 0.2%
	705,953	Asurion LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 11/03/2023	711,693
	99,229	HUB International Ltd. 3 mo. USD LIBOR + 3.000%, 4.31%, 10/02/2020	99,965
	110,000	USI Holdings Corp. 0.00%, 07/26/2024(6)	109,862

			921,520

		Leisure Time - 0.2%
		Aristocrat Leisure Ltd.
	150,000	0.00%, 09/19/2024(6)	150,675
	200,000	3 mo. USD LIBOR + 2.000%, 3.36%, 10/20/2021	201,170
	445,161	Caesars Resort Collection LLC 0.00%, 09/27/2024(6)	447,864
	148,955	Eldorado Resorts LLC 3 mo. USD LIBOR + 2.250%, 3.50%, 04/17/2024	149,141
	255,000	Golden Entertainment, Inc. 0.00%, 08/15/2024(6)	255,107

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Leisure Time - 0.2% - (continued)
$	115,000	NCL Corp. Ltd. 1 mo. USD LIBOR + 1.750%, 2.99%, 10/02/2022	$115,360

			1,319,317

		Lodging - 0.1%
	184,819	Boyd Gaming Corp. 1 Week USD LIBOR + 2.500%, 3.70%, 09/15/2023	185,859
	275,000	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/06/2024	275,173
	168,725	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 06/08/2023	169,245

			630,277

		Media - 0.4%
	120,000	Altice Financing S.A. 0.00%, 01/05/2026(6)	120,000
	295,500	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.250%, 3.50%, 01/15/2024	297,610
	300,366	CSC Holdings LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 07/17/2025	299,882
	327,525	Numericable Group S.A. 0.00%, 01/31/2026(6)	327,600
	145,000	Unitymedia Finance LLC 0.00%, 10/16/2024(6)	144,638
	260,000	UPC Financing Partnership 0.00%, 01/15/2026(6)	260,759
		Vantiv LLC
	60,000	0.00%, 09/18/2024(6)	60,188
	210,000	1 mo. USD LIBOR + 2.000%, 3.24%, 08/07/2024	211,275
	673,321	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 01/31/2025	675,846

			2,397,798

		Oil & Gas - 0.2%
	110,000	Chesapeake Energy Corp. 3 mo. USD LIBOR + 7.500%, 8.81%, 08/23/2021	117,884
	775,260	Energy Transfer Equity, L.P. 1 mo. USD LIBOR + 2.000%, 3.24%, 02/02/2024	773,624
	78,201	Peabody Energy Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 03/31/2022	78,714

			970,222

		Packaging & Containers - 0.3%
	330,940	Berry Plastics Group, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/08/2020	332,512
	164,175	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 4.34%, 12/29/2023	165,278
	100,000	Plastipak Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 10/04/2024	100,700

The accompanying notes are an integral part of these financial statements.

114

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Packaging & Containers - 0.3% - (continued)
$	961,359	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/05/2023	$966,762

			1,565,252

		Pharmaceuticals - 0.2%
	369,075	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. USD LIBOR + 4.250%, 5.50%, 04/29/2024	373,873
	593,672	Quintiles IMS, Inc. 3 mo. USD LIBOR + 2.000%, 3.33%, 03/07/2024	597,597

			971,470

		Real Estate - 0.1%
	455,342	DTZ U.S. Borrower LLC 3 mo. USD LIBOR + 3.250%, 4.59%, 11/04/2021	457,832

		Real Estate Investment Trusts - 0.1%
EUR	208,950	Equinix, Inc. EURIBOR + 2.500%, 2.50%, 01/05/2024	244,444
$	261,025	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/25/2023	262,377

			506,821

		Retail - 0.3%
	262,360	Albertsons LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 12/21/2022	253,804
	110,952	B&G Foods, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 11/02/2022	111,542
	124,115	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 3.53%, 02/16/2024	124,239
	300,000	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 6.24%, 09/25/2024	291,063
	241,832	Coty, Inc. 1 mo. USD LIBOR + 2.500%, 3.73%, 10/27/2022	241,078
	127,725	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 08/18/2023	128,435
	317,004	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 01/30/2023	317,083
	183,155	Pizza Hut Holdings LLC 1 mo. USD LIBOR + 2.000%, 3.24%, 06/16/2023	184,254
	130,000	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 5.31%, 09/12/2024	122,167

			1,773,665

		Semiconductors - 0.0%
	144,614	ON Semiconductor Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 03/31/2023	145,231

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Software - 0.7%
$	165,000	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 4.82%, 06/13/2024	$164,333
	248,750	Change Healthcare Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2024	250,063
	254,487	Dell, Inc. 1 mo. USD LIBOR + 2.000%, 3.25%, 09/07/2023	255,058
		First Data Corp.
	893,287	1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	895,413
	412,475	1 mo. USD LIBOR + 2.500%, 3.74%, 04/26/2024	414,096
	260,662	Global Payments, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 04/21/2023	261,695
	229,178	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 02/15/2024	230,324
	563,980	Infor U.S., Inc. 3 mo. USD LIBOR + 2.750%, 4.08%, 02/01/2022	564,567
	18,702	MA FinanceCo LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	18,760
	126,298	Seattle Spinco, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	126,693
	214,193	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	215,331
	209,475	Verint Systems, Inc. 3 mo. USD LIBOR + 2.250%, 3.56%, 06/29/2024	209,911
	488,813	WEX, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2023	493,965

			4,100,209

		Telecommunications - 0.3%
	500,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/22/2024	501,695
	167,647	MaxLinear, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 05/12/2024	168,276
	437,800	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 3.75%, 02/02/2024	439,258
	225,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 09/30/2025	224,809
	378,004	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/15/2024	376,586
	100,095	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	100,476

			1,811,100

The accompanying notes are an integral part of these financial statements.

115

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Trucking & Leasing - 0.1%
$	299,250	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/03/2022	$301,476

		Total Senior Floating Rate Interests (cost $28,401,366)	$28,512,188

U.S. GOVERNMENT AGENCIES - 0.0%
		FNMA - 0.0%
$	577	FNMA 10.50%, 12/01/2018	$579

		Total U.S. Government Agencies (cost $584)	$579

U.S. GOVERNMENT SECURITIES - 86.9%
		U.S. Treasury Securities - 86.9%
		U.S. Treasury Bonds - 7.4%
$	35,820,545	U.S. Treasury Bonds 2.50%, 01/15/2029(4)	$43,147,907

			43,147,907

		U.S. Treasury Notes - 79.5%
	3,183,906	0.13%, 04/15/2018(4)(7)	3,183,533
	20,770,454	0.13%, 04/15/2019(4)	20,823,951
	4,272,952	0.13%, 04/15/2020(4)	4,287,950
	206,125,154	0.13%, 04/15/2021(4)	206,483,457
	39,575,440	0.13%, 01/15/2023(4)	39,407,476
	65,215,310	0.13%, 07/15/2024(4)	64,447,195
	9,514,886	0.25%, 01/15/2025(4)	9,408,990
	42,764,938	0.38%, 07/15/2025(4)	42,717,810
	73,900,209	0.63%, 01/15/2024(4)	75,292,101

			466,052,463

			509,200,370

		Total U.S. Government Securities (cost $509,336,380)	$509,200,370

		Total Long-Term Investments (cost $569,264,685)	$570,689,679

SHORT-TERM INVESTMENTS - 2.9%
	Other Investment Pools & Funds - 2.7%
15,952,371	Fidelity Institutional Government Fund, Institutional Class On behalf		$15,952,371

	U.S. Treasury Bills - 0.2%
	FHLB - 0.2%
1,000,000	U.S. Treasury Bills 1.02%, 12/28/2017(8)(9)		998,385

	Total Short-Term Investments (cost $16,950,756)		$16,950,756

	Total Investments (cost $586,215,441)	100.3%	$587,640,435
	Other Assets and Liabilities	(0.3)%	(1,639,609)

	Total Net Assets	100.0%	$586,000,826

The accompanying notes are an integral part of these financial statements.

116

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	The principal amount for these securities is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(5)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(6)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(8)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(9)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	57	12/15/2017	$5,621,206	$39,002
U.S. 10-Year Ultra Future	100	12/19/2017	13,392,188	(278,417)
U.S. Treasury 10-Year Note Future	212	12/19/2017	26,486,750	(323,301)
U.S. Treasury 2-Year Note Future	68	12/29/2017	14,644,438	(59,702)

Total				$(622,418)

Short position contracts:
Euro-Bund Future	34	12/07/2017	$6,445,695	$(33,280)
Long Gilt Future	80	12/27/2017	13,210,311	274,603
U.S. Treasury 5-Year Note Future	154	12/29/2017	18,046,875	104,392

Total				$345,715

Total futures contracts				$(276,703)

OTC Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CMBX.NA.AAA.6	GSC	USD	19,438,522	0.50%	05/11/63	Monthly	$—	$(15,520)	$111,425	$126,945

Total traded indices							$—	$(15,520)	$111,425	$126,945

Total OTC contracts							$—	$(15,520)	$111,425	$126,945

The accompanying notes are an integral part of these financial statements.

117

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2017
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
BCLY	2.29% Fixed	CPURNSA	USD	29,572,000	01/15/22	At maturity	$—	$—	$(378,188)	$(378,188)
BOA	2.10% Fixed	CPURNSA	USD	21,160,000	07/15/27	At maturity	—	—	(83,662)	(83,662)
BOA	2.12% Fixed	CPURNSA	USD	9,480,000	01/15/24	At maturity	—	—	(78,784)	(78,784)

Total							$—	$—	$(540,634)	$(540,634)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	0.93% Fixed	USD	13,439,000	08/22/24	Annual	$—	$—	$860,897	$860,897
12M Federal Funds Rate	1.03% Fixed	USD	9,012,000	09/06/26	Annual	—	—	723,669	723,669
12M Federal Funds Rate	1.00% Fixed	USD	3,322,000	09/29/26	Annual	89,737	—	278,008	188,271

Total						$89,737	$—	$1,862,574	$1,772,837

Bond Forward Contracts Outstanding at October 31, 2017
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
BOA	U.S. Treasury Bonds, 0.13%, 04/15/2020, 0.13%, 04/15/2020	USD	$7,060,326	06/22/2017	$9,049
BOA	U.S. Treasury Bonds, 0.13%, 07/15/2024, 0.13%, 07/15/2024	USD	12,051,607	06/22/2017	53,267
BOA	U.S. Treasury Bonds, 0.63%, 01/15/2024, 0.63%, 01/15/2024	USD	2,783,656	06/22/2017	11,433
BOA	U.S. Treasury Bonds, 0.63%, 01/15/2026, 0.63%, 01/15/2026	USD	17,613,109	07/01/2017	82,665
BOA	U.S. Treasury Bonds, 2.38%, 01/15/2025, 2.38%, 01/15/2025	USD	25,188,623	06/22/2017	38,381

Total					$194,795

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
11,735,000	AUD	8,962,724	USD	BCLY	11/30/17	$15,723	$—
10,184,000	CAD	7,890,965	USD	DEUT	11/30/17	4,956	—
7,524,125	USD	23,859,000	BRL	MSC	12/20/17	276,848	—
5,791,840	USD	5,727,000	CHF	DEUT	11/30/17	39,703	—
1,534,108	USD	4,536,740,000	COP	CBK	12/20/17	49,912	—
10,080,094	USD	8,522,000	EUR	DEUT	11/30/17	136,799	—
9,664,268	USD	7,374,000	GBP	SSG	11/30/17	—	(138,063)
8,507,048	USD	967,527,000	JPY	BCLY	11/30/17	—	(13,193)
3,630,430	USD	211,763,000	RUB	GSC	12/20/17	42,793	—
3,426,322	USD	113,132,000	THB	JPM	12/20/17	20,202	—
1,440,882	USD	19,012,000	ZAR	BCLY	12/20/17	107,960	—

Total						$694,896	$(151,256)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

118

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SSG	State Street Global Markets LLC

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
CMT	Constant Maturity Treasury

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
FNMA	Federal National Mortgage Association
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

119

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$14,152,643	$—	$14,152,643	$—
Foreign Government Obligations	18,823,899	—	18,823,899	—
Senior Floating Rate Interests	28,512,188	—	28,512,188	—
U.S. Government Agencies	579	—	579	—
U.S. Government Securities	509,200,370	—	509,200,370	—
Short-Term Investments	16,950,756	15,952,371	998,385	—
Bond Forward Contracts(2)	194,795	—	194,795	—
Foreign Currency Contracts(2)	694,896	—	694,896	—
Futures Contracts(2)	417,997	417,997	—	—
Swaps-Credit Default(2)	126,945	—	126,945	—
Swaps-Interest Rate(2)	1,772,837	—	1,772,837	—

Total	$590,847,905	$16,370,368	$574,477,537	$—

Liabilities
Foreign Currency Contracts(2)	$(151,256)	$—	$(151,256)	$—
Futures Contracts(2)	(694,700)	(694,700)	—	—
Swaps-Interest Rate(2)	(540,634)	—	(540,634)	—

Total	$(1,386,590)	$(694,700)	$(691,890)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

120

Hartford Municipal Income Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9%
		Alabama - 1.7%
$	145,000	Alabama 21st Century Auth Rev 5.00%, 06/01/2021	$160,380
	200,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2029	240,172

			400,552

		Alaska - 0.5%
	100,000	CIVICVentures, AK, Rev 5.00%, 09/01/2023	115,477

		Arizona - 1.0%
	200,000	Salt Verde Financial Corp., AZ, Rev 5.00%, 12/01/2037	243,656

		California - 7.8%
	250,000	Abag Finance Auth for Nonprofit Corps., CA, Rev 6.00%, 08/01/2030	289,405
	170,000	Alameda Corridor, CA, Transportation Auth Rev 0.00%, 10/01/2018(1)	166,605
	160,000	California County Tobacco Securitization Agency 5.00%, 06/01/2020	173,739
	250,000	California Health Facs Finance Auth Rev 5.88%, 07/01/2025	269,755
	45,000	Elk Grove, CA, Finance Auth Special Tax 5.00%, 09/01/2032	51,780
	150,000	Inglewood, CA, Redevelopment Agency 5.00%, 05/01/2027	184,663
	90,000	Los Angeles County, CA, Metropolitan Transportation Auth 4.00%, 06/01/2034	97,542
		Orange County, CA, Community Facs Dist
	100,000	5.00%, 08/15/2023	115,425
	150,000	5.00%, 08/15/2033	169,916
	10,000	Palomar Health, CA, Rev 3.00%, 11/01/2017	10,000
	100,000	San Bernardino City, CA, Unified School Dist. 0.00%, 08/01/2027(1)	76,186
	255,000	San Joaquin Hills, CA, Transportation Corridor Agency 0.00%, 01/15/2025(1)	206,800

			1,811,816

		Colorado - 1.5%
	150,000	Denver Convention Center Hotel, CO, Auth Rev 5.00%, 12/01/2040	167,988
		E-470 Public Highway, CO, Auth Rev
	45,000	1 mo. USD LIBOR + 1.05%, 1.88%, 09/01/2039(2)	45,666
	25,000	5.00%, 09/01/2019	26,682
	100,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2023	114,810

			355,146

		Connecticut - 2.0%
	50,000	City of Hartford, CT, GO 5.00%, 07/01/2027	55,498
	100,000	Connecticut State Health & Educational Facs Auth 3.25%, 09/01/2021(3)	100,179
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2025	299,830

			455,507

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9% - (continued)
		District of Columbia - 3.0%
		Dist of Columbia, GO
$	300,000	5.00%, 06/01/2025	$365,838
	150,000	5.00%, 06/01/2032	174,500
	150,000	5.00%, 07/01/2042	157,617

			697,955

		Florida - 4.2%
	200,000	City of Jacksonville, FL 5.00%, 10/01/2030	225,150
	200,000	City of Port State Lucie, FL 4.00%, 07/01/2027	216,422
		Lee County, FL, Airport Rev
	125,000	5.00%, 10/01/2032	146,039
	100,000	5.00%, 10/01/2033	116,443
		Miami-Dade County, FL, Aviation Rev
	15,000	5.00%, 10/01/2029	17,455
	15,000	5.00%, 10/01/2031	17,316
	20,000	5.00%, 10/01/2032	22,981
	20,000	5.00%, 10/01/2033	22,874
	65,000	Miami-Dade County, FL, Seaport Department Rev 5.00%, 10/01/2023	74,845
	100,000	Orange County, FL, Health Facs Auth 5.00%, 08/01/2031	112,045

			971,570

		Georgia - 1.5%
	70,000	Burke County, GA, DA Rev 2.35%, 10/01/2032(2)(4)	70,629
	40,000	Georgia Housing & Finance Auth Rev 3.50%, 06/01/2039	42,093
	100,000	Monroe County, GA, DA Rev 2.40%, 01/01/2039(2)(4)	99,696
	125,000	Municipal Electric Auth, GA 5.00%, 11/01/2022	143,970

			356,388

		Illinois - 18.8%
	100,000	Chicago, IL, Board of Education 5.75%, 04/01/2035	115,565
	150,000	Chicago, IL, Metropolitan Water Reclamation Dist GO 5.25%, 12/01/2032	184,929
		Chicago, IL, Midway International Airport Rev
	100,000	5.00%, 01/01/2023	114,435
	250,000	5.00%, 01/01/2041	276,602
	100,000	Chicago, IL, O’Hare International Airport Rev 5.00%, 01/01/2029	116,873
	250,000	Chicago, IL, Park Dist, GO 5.00%, 01/01/2020	259,432
		Chicago, IL, Transit Auth Rev
	75,000	5.00%, 06/01/2020	81,500
	160,000	5.25%, 12/01/2024	178,877
	250,000	City of Chicago, IL, GO 5.00%, 01/01/2026	273,900
	105,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2018	108,869
		Cook County, IL, Community High School Dist No. 212 Leyden
	105,000	5.00%, 12/01/2027	120,905
	170,000	5.00%, 12/01/2030	192,698

The accompanying notes are an integral part of these financial statements.

121

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9% - (continued)
		Illinois - 18.8% - (continued)
$	105,000	Cook County, IL, GO 5.00%, 11/15/2028	$112,755
		Illinois State Finance Auth Rev
	90,000	4.50%, 05/15/2020	91,661
	15,000	5.00%, 07/01/2018	15,395
	150,000	5.00%, 11/15/2030	170,633
	150,000	5.00%, 02/15/2033	168,459
	245,000	5.00%, 08/15/2035	266,535
	150,000	5.00%, 10/01/2041	170,169
		Illinois State, GO
	50,000	5.00%, 02/01/2027	54,639
	250,000	5.00%, 05/01/2029	267,425
	105,000	5.00%, 11/01/2029(5)	114,382
	150,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2035	171,201
	100,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 5.00%, 01/01/2023	115,230
	150,000	Kendall Kane & Will County, IL, USD GO 5.00%, 02/01/2024	175,340
	125,000	Metropolitan Pier & Exposition Auth, IL 0.00%, 06/15/2020(1)	117,306
		Regional Transportation, IL, Auth Rev
	80,000	5.00%, 06/01/2026	93,438
	125,000	6.25%, 07/01/2022	149,588
	90,000	University of Illinois, IL, Auxiliary Facs Rev 5.00%, 04/01/2024	102,105

			4,380,846

		Indiana - 1.0%
	115,000	Indiana Municipal Power Agency 5.00%, 01/01/2033(5)	136,504
	85,000	Indianapolis, IN, Airport Auth Rev 4.75%, 01/01/2030	88,563

			225,067

		Louisiana - 3.1%
		Louisiana State Local Gov’t Environmental Facs & Community DA Rev
	100,000	5.75%, 11/15/2030	110,478
	100,000	6.00%, 11/15/2030	112,531
		Louisiana State Public Facs Auth Rev
	100,000	5.00%, 05/15/2035	113,276
	100,000	5.00%, 05/15/2047	110,132
	40,000	6.38%, 05/15/2031	46,978
	200,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2038	228,730

			722,125

		Massachusetts - 1.8%
	100,000	Commonwealth of Massachusetts, GO 4.00%, 09/01/2034	107,946
	100,000	Massachusetts Health & Educational Facs Auth 5.00%, 07/01/2039	105,178
	200,000	Massachusetts State PA 4.00%, 07/01/2046	206,202

			419,326

		Michigan - 2.8%
	150,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2046	168,952

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9% - (continued)
		Michigan - 2.8% - (continued)
		Michigan Finance Auth
$	150,000	5.00%, 04/01/2019	$156,669
	100,000	5.00%, 07/01/2035	111,138
	100,000	5.00%, 05/15/2038	111,489
	50,000	State of Michigan 5.00%, 03/15/2027	61,131
	35,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	41,281

			650,660

		Minnesota - 1.3%
	20,000	Duluth, MN, ISD, No. 709 4.00%, 02/01/2027	22,238
	100,000	Minneapolis-St Paul, MN, Metropolitan Airports Commission 5.00%, 01/01/2031	116,965
	100,000	Rochester, MN, Healthcare & Housing Rev Facs 4.00%, 12/01/2019	102,775
	50,000	Saint Paul, MN, Housing & Redevelopment Auth 5.25%, 11/15/2028	54,077

			296,055

		Missouri - 1.2%
	100,000	Kirkwood, MO, IDA 5.25%, 05/15/2032	106,962
	150,000	Saint Louis, MO, Airport Rev. 5.00%, 07/01/2042	172,959

			279,921

		Montana - 0.7%
	150,000	Montana Facs Finance Auth 5.00%, 02/15/2033	172,347

		Nebraska - 0.5%
	100,000	Central Plains, NE, Energy Proj Gas Rev 5.25%, 12/01/2021	114,745

		Nevada - 0.4%
	90,000	Clark County, NV 2.25%, 12/01/2019	90,036

		New Jersey - 2.8%
	50,000	City of Atlantic, NJ, GO 5.00%, 03/01/2020	53,587
	205,000	City of Bayonne, NJ, GO 5.00%, 07/01/2034	232,886
	285,000	New Jersey Educational Facs Auth Rev 5.00%, 09/01/2019	300,074
	50,000	New Jersey Health Care Facs Financing Auth Rev 5.25%, 07/01/2026	56,985

			643,532

		New York - 6.4%
	250,000	City of New York, NY, GO 5.00%, 12/01/2035	294,922
	100,000	Liberty Corp., NY, Development Goldman Sachs Headquarters 5.25%, 10/01/2035	127,784
	40,000	Long Island, NY, Power Auth 1 mo. USD LIBOR + 0.88%, 1.75%, 05/01/2033(2)	40,102
		Metropolitan Transportation Auth, NY, Rev
	100,000	5.25%, 11/15/2036	120,859
	70,000	5.25%, 11/15/2040	77,476

The accompanying notes are an integral part of these financial statements.

122

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9% - (continued)
		New York - 6.4% - (continued)
$	100,000	New York City Water & Sewer System 5.00%, 06/15/2043	$111,237
	130,000	New York City, NY, Transitional Finance Auth 5.00%, 11/01/2038	150,189
	150,000	New York State Dormitory Auth Rev 5.00%, 03/15/2031	180,313
		New York Transportation Development Corp. Rev
	75,000	5.00%, 08/01/2018	76,630
	100,000	5.00%, 07/01/2046	109,340
	80,000	Town of Oyster Bay, NY, GO 3.00%, 08/15/2020	79,049
	100,000	TSASC, Inc., NY 5.00%, 06/01/2023	114,684

			1,482,585

		North Carolina - 0.1%
	25,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027	30,942

		Ohio - 3.4%
	200,000	American Municipal Power, Inc., OH 4.00%, 02/15/2036	209,036
		Buckeye, OH, Tobacco Settlement Finance Auth
	250,000	6.00%, 06/01/2042	237,503
	150,000	6.50%, 06/01/2047	149,403
		City of Cleveland, OH, Airport System Rev
	60,000	5.00%, 01/01/2022	68,107
	55,000	5.00%, 01/01/2023	63,699
	70,000	County of Montgomery, OH 5.00%, 05/01/2039	72,574

			800,322

		Oregon - 0.5%
	95,000	Washington County, OR, School Dist No. 48, GO 0.00%, 06/15/2035(1)	107,880

		Pennsylvania - 6.3%
	100,000	Delaware River, PA, JT Toll Bridge Commission 5.00%, 07/01/2047	115,036
	90,000	Harrisburg, PA, School Dist GO 5.00%, 11/15/2026	108,825
	100,000	Lancaster County, PA, Hospital Auth 5.13%, 07/01/2037	109,442
	100,000	Montgomery County, PA, IDA Rev 5.00%, 12/01/2025	114,641
	150,000	Pennsylvania Higher Educational Facs Auth Rev 5.00%, 05/01/2025	178,883
		Pennsylvania Turnpike Commission Rev MUNIPSA + 0.98%,
	250,000	1.90%, 12/01/2021(2)	253,757
	150,000	5.00%, 12/01/2025	180,688
	90,000	5.00%, 12/01/2031	105,082
	115,000	Philadelphia, PA, School Dist GO 5.00%, 09/01/2019	121,659
	150,000	Reading, PA, School Dist GO 5.00%, 03/01/2025	177,617

			1,465,630

		Puerto Rico - 0.7%
		Commonwealth of Puerto Rico, GO
	40,000	5.50%, 07/01/2019	41,117
	200,000	6.00%, 07/01/2039 *	58,500
	100,000	8.00%, 07/01/2035 *	29,750

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9% - (continued)
		Puerto Rico - 0.7% - (continued)
		Puerto Rico Electric Power Auth
$	25,000	5.00%, 07/01/2019	$25,498
	5,000	5.25%, 07/01/2019	5,120

			159,985

		Rhode Island - 1.0%
	80,000	Rhode Island Health & Educational Bldg Corp. 5.00%, 05/15/2028	94,346
	140,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	143,509

			237,855

		South Carolina - 0.5%
		South Carolina State Public Service Auth
	50,000	5.00%, 12/01/2031	56,676
	50,000	5.00%, 12/01/2034	56,132

			112,808

		Tennessee - 1.8%
	150,000	Shelby County, TN, Health Educational & Housing Facs Board Rev 5.00%, 09/01/2025	166,481
	240,000	Tennessee Housing Development Agency Rev 3.50%, 01/01/2047	253,608

			420,089

		Texas - 12.8%
		Arlington, TX, Higher Education Finance Corp. Rev
	150,000	4.00%, 08/15/2030	163,563
	250,000	5.00%, 02/15/2027	305,675
	250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	277,403
	200,000	City of Austin, TX, Airport System Rev 5.00%, 11/15/2031	227,784
	250,000	City of San Antonio, TX, Electric & Gas Systems Rev 5.00%, 02/01/2032	298,822
	250,000	Dallas/Fort Worth, TX, International Airport Rev 5.00%, 11/01/2043	270,045
	150,000	El Paso, TX, ISD GO 5.00%, 08/15/2027	183,383
	100,000	Harris County-Houston, TX, Sports Auth 5.00%, 11/15/2020	110,130
	75,000	Kerrville, TX, Health Facs Development Corp. 5.00%, 08/15/2023	85,691
	150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	170,967
	100,000	New Hope, TX, Cultural Education Facs Finance Corp. 5.00%, 11/01/2031	107,104
	185,000	North Texas Tollway Auth Rev 6.25%, 01/01/2039	195,688
	180,000	Northside, TX, ISD GO 1.65%, 08/01/2045(2)(4)	180,734
	100,000	Tarrant County, TX, Cultural Education Facs Finance Corp. 4.50%, 11/15/2021	99,597
	250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	294,995

			2,971,581

The accompanying notes are an integral part of these financial statements.

123

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9% - (continued)
		Virginia - 1.1%
$	150,000	Chesapeake Bay, VA, Bridge & Tunnel Dist 5.00%, 07/01/2046	$168,113
	90,000	Wise County, VA, IDA Rev 1.88%, 11/01/2040(2)(4)	90,942

			259,055

		Washington - 3.3%
	250,000	King County, WA, GO 4.00%, 07/01/2030	280,185
	300,000	State of Washington, GO 5.00%, 08/01/2032	358,068
	115,000	Washington State Health Care Facs Auth Rev 5.00%, 01/01/2026	136,822

			775,075

		Wisconsin - 0.4%
	100,000	Public Finance Auth, WI 5.00%, 05/15/2019(3)	104,252

		Total Municipal Bonds (cost $21,909,699)	$22,330,786

		Total Long-Term Investments (cost $21,909,699)	$22,330,786

SHORT-TERM INVESTMENTS - 4.0%
		Other Investment Pools & Funds - 4.0%
	919,658	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(6)	$919,658

		Total Short-Term Investments (cost $919,658)	$919,658

Total Investments (cost $22,829,357)	99.9%	$23,250,444
Other Assets and Liabilities	0.1%	22,711

Total Net Assets	100.0%	$23,273,155

The accompanying notes are an integral part of these financial statements.

124

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Security is a zero-coupon bond.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $204,431, which represented 0.9% of total net assets.

(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $252,180 at October 31, 2017.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

125

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Municipal Bonds	$22,330,786	$—	$22,330,786	$—
Short-Term Investments	919,658	919,658	—	—

Total	$23,250,444	$919,658	$22,330,786	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

126

The Hartford Municipal Opportunities Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3%
		Alabama - 0.7%
		Alabama Federal Aid Highway Finance Auth
$	1,615,000	5.00%, 09/01/2026	$1,879,052
	980,000	5.00%, 09/01/2034	1,175,314
	1,415,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2029	1,699,217

			4,753,583

		Alaska - 0.3%
	2,000,000	CIVICVentures, AK, Rev 5.00%, 09/01/2025	2,351,960

		Arizona - 0.9%
	1,380,000	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School 8.50%, 07/01/2039	1,531,041
	3,000,000	Salt River, AZ, Agricultural Improvement 5.00%, 12/01/2027	3,420,450
	855,000	Salt Verde Financial Corp., AZ 5.25%, 12/01/2020	944,621

			5,896,112

		California - 9.5%
		Alameda Corridor, CA, Transportation Auth
	600,000	5.00%, 10/01/2024	710,574
	500,000	5.00%, 10/01/2025	596,760
	800,000	California County Tobacco Securitization Agency 4.00%, 06/01/2018	812,256
	1,050,000	California County, CA, Tobacco Securitization 5.00%, 06/01/2022	1,191,634
	1,000,000	California State Communities DA Rev 5.63%, 10/01/2032	1,084,800
		California State Health Facs
	750,000	5.00%, 02/01/2029	900,292
	1,500,000	6.00%, 07/01/2029	1,621,605
	1,000,000	California State Public Works Board, Correctional Facs Improvement 6.00%, 03/01/2035	1,112,180
	2,000,000	California State Public Works Board, Lease Rev 5.25%, 10/01/2023	2,303,800
	2,000,000	California State Public Works Board, State University Trustees 6.25%, 04/01/2034	2,147,020
	2,000,000	California State, GO 5.00%, 08/01/2029	2,425,600
	910,000	Elk Grove, CA, Finance Auth Special Tax 5.00%, 09/01/2032	1,047,101
	4,705,000	Golden State, CA, Tobacco Securitization Corp. 5.75%, 06/01/2047	4,704,859
		Hemet, CA, USD Finance Auth Special Tax
	1,440,000	5.00%, 09/01/2030	1,623,154
	535,000	5.00%, 09/01/2031	600,431
		Inglewood, CA, Redevelopment Agency
	800,000	5.00%, 05/01/2028	972,680
	800,000	5.00%, 05/01/2029	965,144
	5,225,000	Long Beach, CA, Finance Auth Natural Gas 1 mo. USD LIBOR + 1.45%, 2.33%, 11/15/2027(1)	4,993,794
	3,600,000	Los Angeles County, CA, Metropolitan Transportation Auth 4.00%, 06/01/2034	3,901,680

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		California - 9.5% - (continued)
$	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	$1,096,940
		Orange County, CA, Community Facs Dist, Special Tax
	1,000,000	5.00%, 08/15/2034	1,115,840
	1,000,000	5.00%, 08/15/2036	1,112,560
	2,500,000	5.00%, 08/15/2041	2,789,425
	480,000	Palomar Health, CA, Rev 3.00%, 11/01/2017	480,000
	500,000	Port of Oakland, CA 5.00%, 05/01/2023	571,845
	1,000,000	Rancho Cucamonga, CA, Redevelopment Agency Tax Allocation 5.00%, 09/01/2029	1,167,670
	1,150,000	San Bernardino, CA, USD GO 5.00%, 08/01/2021	1,304,652
	1,000,000	San Buenaventura, CA, Community Memorial Health System 7.50%, 12/01/2041	1,162,400
	3,000,000	San Diego, CA, Redevelopment Agency Tax Allocation 7.00%, 11/01/2039	3,349,350
		San Diego, CA, USD GO
	805,000	4.00%, 07/01/2034	871,767
	865,000	4.00%, 07/01/2035	931,787
	875,000	San Joaquin Hills, CA, Transportation Auth 5.00%, 01/15/2029	1,004,666
		San Jose, CA, Redevelopment Agency
	2,575,000	5.00%, 08/01/2022	2,583,523
	500,000	6.50%, 08/01/2023	520,105
		San Mateo, CA, Joint Powers Finance Auth
	1,250,000	5.00%, 06/15/2029	1,477,987
	1,250,000	5.00%, 06/15/2030	1,471,212
	1,335,000	Santa Cruz County, CA, Redevelopment Agency 6.63%, 09/01/2029	1,467,512
		Santa Margarita, CA, Water Dist Special Tax
	500,000	4.25%, 09/01/2021	532,700
	500,000	5.00%, 09/01/2022	549,120
	500,000	5.00%, 09/01/2023	554,800
	1,095,000	5.00%, 09/01/2028	1,243,055
	1,500,000	Stockton, CA, Redevelopment Agency 5.00%, 09/01/2029	1,774,575
		Tustin, CA, Community Facs Dist, Special Tax
	775,000	5.00%, 09/01/2020	849,431
	600,000	5.00%, 09/01/2021	675,012

			64,373,298

		Colorado - 1.4%
	1,330,000	Colorado Health Facs Auth Rev 1 mo. USD LIBOR + 1.25%, 2.09%, 10/01/2039(1)	1,336,810
	3,610,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2027	4,258,681
	1,510,000	E-470 Public Highway, CO, Auth Rev 1 mo. USD LIBOR + 1.05%, 1.88%, 09/01/2039(1)	1,532,363
	2,000,000	Park Creek, CO, Metropolitan Dist 5.00%, 12/01/2029	2,234,880

			9,362,734

The accompanying notes are an integral part of these financial statements.

127

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Connecticut - 3.0%
$	5,000,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	$5,918,050
	1,500,000	City of New Britain, CT, GO 5.00%, 03/01/2031	1,755,840
	2,600,000	City of New Haven, CT, GO 5.00%, 08/01/2024	3,004,664
		Connecticut Housing Finance Auth
	660,000	4.00%, 11/15/2044	694,366
	1,790,000	4.00%, 11/15/2045	1,932,842
	700,000	Connecticut State Health & Educational Facs Auth 2.88%, 09/01/2020(2)	700,203
	2,500,000	Connecticut State, GO 5.00%, 04/15/2029	2,926,800
		Town of Hamden, CT, GO
	1,000,000	4.00%, 08/15/2018	1,019,760
	2,065,000	5.00%, 08/15/2025	2,471,702

			20,424,227

		District of Columbia - 0.2%
		Dist of Columbia Rev
	735,000	5.00%, 07/01/2032	791,558
	270,000	5.00%, 07/01/2037	286,338

			1,077,896

		Florida - 4.3%
		City of Port State Lucie, FL
	2,410,000	4.00%, 07/01/2028	2,588,774
	2,415,000	4.00%, 07/01/2029	2,573,279
		Collier County, FL, IDA
	200,000	6.25%, 05/15/2035(2)	200,708
	500,000	7.00%, 05/15/2024(2)	550,190
	1,885,000	Florida Village Community Development Dist No. 8 6.38%, 05/01/2038	1,919,835
	1,040,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2024	1,174,888
	1,750,000	Lakeland, FL, Retirement Community Rev 6.38%, 01/01/2043	1,800,522
	500,000	Magnolia Creek, FL, Community Development Dist Capital Improvement 5.90%, 05/01/2039 *	105,000
	1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,174,690
		Miami-Dade County, FL, Aviation Rev
	1,000,000	5.00%, 10/01/2024	1,142,240
	2,500,000	5.00%, 10/01/2026	2,835,525
	200,000	5.00%, 10/01/2035	218,742
	3,000,000	Miami-Dade County, FL, GO 5.00%, 07/01/2032	3,495,000
	2,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027	2,399,280
		Orange County, FL, Health Facs Auth
	1,190,000	5.00%, 08/01/2024	1,382,435
	1,280,000	5.00%, 08/01/2025	1,483,558
	1,350,000	5.00%, 08/01/2026	1,555,996
	1,000,000	Palm Beach County, FL, Health Facs Auth 6.75%, 06/01/2024	1,198,750
	245,000	Village, FL, Community Development Dist No. 11 3.25%, 05/01/2019	249,236

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Florida - 4.3% - (continued)
$	775,000	Volusia County, FL, School Board 5.00%, 08/01/2025	$924,281

			28,972,929

		Georgia - 1.9%
	2,860,000	Burke County, GA, DA Rev 2.35%, 10/01/2032(1)(3)	2,885,683
	1,500,000	Dekalb Newton and Gwinnett Counties, GA, Joint DA 6.00%, 07/01/2034	1,619,535
	1,500,000	Marietta, GA, DA Life University, Inc. Proj 7.00%, 06/15/2030	1,554,465
	2,650,000	Monroe County, GA, DA Rev 2.40%, 01/01/2039(1)(3)	2,641,944
		Municipal Electric Auth, GA
	1,000,000	5.00%, 11/01/2022	1,151,760
	1,075,000	5.00%, 01/01/2024	1,232,444
	1,825,000	5.00%, 01/01/2028	2,162,753

			13,248,584

		Hawaii - 0.2%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,146,910

		Illinois - 16.3%
	745,000	Aurora, IL, Tax Increment Rev 6.75%, 12/30/2027	766,255
	2,000,000	Chicago O'Hare International Airport 5.00%, 01/01/2034	2,332,280
	1,255,000	Chicago, IL, Board of Education 6.00%, 01/01/2020	1,298,235
	1,510,000	Chicago, IL, Board of Education, GO 5.00%, 12/01/2042	1,490,808
	565,000	Chicago, IL, Board of Education, Special Tax 6.00%, 04/01/2046	662,095
		Chicago, IL, Metropolitan Water Reclamation Dist GO
	3,500,000	5.00%, 12/01/2027	4,209,975
	2,530,000	5.00%, 12/01/2031	2,814,397
	1,700,000	5.25%, 12/01/2032	2,095,862
		Chicago, IL, Midway International Airport
	500,000	5.00%, 01/01/2021	550,930
	1,420,000	5.00%, 01/01/2031	1,631,992
		Chicago, IL, O'Hare International Airport
	650,000	5.00%, 01/01/2029	767,202
	2,545,000	5.00%, 01/01/2030	2,958,053
		Chicago, IL, Park Dist, GO
	65,000	5.00%, 01/01/2019	67,384
	275,000	5.00%, 01/01/2020	285,376
		Chicago, IL, Transit Auth
	3,000,000	5.00%, 06/01/2020	3,250,470
	800,000	5.25%, 12/01/2027	880,904
	5,000,000	5.25%, 12/01/2028	5,483,300
		City of Chicago, IL, GO
	1,700,000	4.00%, 01/01/2018	1,704,233
	980,000	5.00%, 01/01/2021	1,052,197
	700,000	5.00%, 12/01/2023	738,563
	2,000,000	5.00%, 01/01/2024	2,199,860
		City of Chicago, IL, Wastewater Transmission Rev
	715,000	5.00%, 01/01/2028	805,555
	1,785,000	5.00%, 01/01/2029	2,000,092

The accompanying notes are an integral part of these financial statements.

128

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Illinois - 16.3% - (continued)
		City of Chicago, IL, Waterworks Rev
$	135,000	5.00%, 11/01/2023	$152,659
	1,000,000	5.00%, 11/01/2027	1,168,710
	1,020,000	5.00%, 11/01/2028	1,151,325
	3,465,000	Cook County, IL, Community Consolidated School Dist No. 15, GO 5.00%, 12/01/2024	4,107,827
		Cook County, IL, Community High School Dist No. 212 Leyden
	1,775,000	5.00%, 12/01/2026	2,058,787
	1,000,000	5.00%, 12/01/2034	1,117,910
		Cook County, IL, GO
	1,000,000	5.00%, 11/15/2026	1,157,260
	3,415,000	5.00%, 11/15/2027	3,987,354
	1,400,000	Illinois Finance Auth Rev, Art Institute of Chicago 6.00%, 03/01/2038	1,489,950
	3,000,000	Illinois Finance Auth Rev, Silver Cross Hospital and Medicine 5.50%, 08/15/2030	3,066,420
	4,000,000	Illinois Metropolitan Pier & Exposition Auth 0.00%, 12/15/2024(4)	3,202,000
		Illinois State Finance Auth Rev
	1,000,000	5.00%, 11/15/2023	1,165,970
	4,000,000	5.00%, 02/15/2027	4,658,120
	700,000	5.00%, 10/01/2028	834,113
	665,000	5.00%, 11/15/2028	768,673
	1,650,000	5.00%, 11/15/2031	1,865,473
	1,500,000	5.00%, 11/15/2033	1,680,855
	1,510,000	5.00%, 11/15/2034	1,686,730
	1,240,000	7.75%, 08/15/2034	1,383,059
		Illinois State, GO
	1,500,000	5.00%, 01/01/2022	1,564,905
	1,500,000	5.00%, 08/01/2025	1,600,935
	3,500,000	5.00%, 11/01/2025(5)	3,811,920
	985,000	5.00%, 02/01/2026	1,062,628
	1,200,000	5.00%, 02/01/2027	1,311,324
	3,120,000	5.00%, 11/01/2029(5)	3,398,772
	950,000	5.00%, 05/01/2033	1,005,556
	1,500,000	5.25%, 01/01/2021	1,604,370
	1,250,000	6.50%, 06/15/2022	1,398,375
		Kane Cook & DuPage Counties, IL, GO
	2,800,000	5.00%, 01/01/2031	3,190,628
	1,700,000	5.00%, 01/01/2034	1,929,891
	1,700,000	5.00%, 01/01/2035	1,940,278
		Kane McHenry Cook & DeKalb Counties, IL, USD GO
	1,250,000	5.00%, 01/01/2027	1,472,600
	2,000,000	5.00%, 01/01/2029	2,392,660
	1,665,000	Kendall Kane & Will County, IL, USD GO 5.00%, 02/01/2034	1,894,887
		Metropolitan Pier & Exposition Auth, IL
	1,120,000	0.00%, 06/15/2020(4)	1,051,064
	2,000,000	0.00%, 06/15/2027(4)	1,439,220
	1,650,000	5.00%, 12/15/2020	1,773,007

			110,592,233

		Indiana - 2.0%
	2,000,000	City of Whiting, IN 5.00%, 03/01/2046(1)(3)	2,300,800
	2,000,000	Indiana Municipal Power Agency 5.00%, 01/01/2031(5)	2,399,160

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Indiana - 2.0% - (continued)
$	1,050,000	5.00%, 01/01/2032(5)	$1,252,419
	180,000	5.00%, 01/01/2034(5)	212,449
	1,000,000	Indiana State Finance Auth Hospital Rev 5.00%, 12/01/2029	1,162,680
	1,625,000	Indiana State Finance Auth Rev 5.00%, 03/01/2023	1,811,907
	1,000,000	Indianapolis, IN, Airport Auth Rev 5.00%, 01/01/2029	1,133,400
	1,000,000	Indianapolis, IN, Local Public Improvement Bond Bank 5.00%, 01/01/2031	1,159,830
	775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	863,792
	1,000,000	Whiting, IN, Environmental Facs Rev 1.85%, 06/01/2044(1)(3)	1,005,820

			13,302,257

		Kansas - 0.4%
		Wyandotte County-Kansas City, KS
	1,000,000	5.00%, 09/01/2025	1,182,210
	1,390,000	5.00%, 09/01/2028	1,650,917

			2,833,127

		Kentucky - 0.2%
	1,515,000	Louisville & Jefferson County, KY, Metropolitan Gov't Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,682,786

		Louisiana - 2.5%
		City of Shreveport, LA, Water & Sewer Rev
	2,000,000	5.00%, 12/01/2027	2,394,460
	1,000,000	5.00%, 12/01/2035	1,170,950
	800,000	5.00%, 12/01/2036	933,728
		Louisiana State Local Gov't Environmental Facs & Community DA Rev
	975,000	5.75%, 11/15/2030	1,077,161
	1,750,000	6.00%, 11/15/2035	1,936,532
	4,000,000	Louisiana State, GO 5.00%, 12/01/2031	4,642,360
	155,000	Louisiana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	156,207
		New Orleans, LA, Aviation Board
	560,000	5.00%, 01/01/2026	669,178
	375,000	5.00%, 01/01/2027	453,394
	750,000	5.00%, 01/01/2034	848,085
	2,500,000	6.00%, 01/01/2023	2,640,925

			16,922,980

		Maryland - 0.4%
	395,000	Howard, MD, Special Obligation 4.00%, 02/15/2028(2)	407,360
	480,000	Maryland Econ Development Corp. 4.00%, 06/01/2020	512,150
	1,570,000	Rockville, MD, Mayor 3.00%, 11/01/2025(5)	1,572,245

			2,491,755

		Massachusetts - 1.9%
	6,915,000	Commonwealth of Massachusetts, GO 1 mo. USD LIBOR + 0.46%, 1.34%, 11/01/2020(1)	6,950,267

The accompanying notes are an integral part of these financial statements.

129

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Massachusetts - 1.9% - (continued)
		Massachusetts State Development Finance Agency
$	165,000	4.00%, 07/15/2036	$180,193
	1,200,000	5.00%, 01/01/2019	1,250,138
	1,000,000	5.00%, 07/01/2029	1,154,030
	2,000,000	5.00%, 07/01/2030	2,294,880
	1,200,000	8.00%, 04/15/2031	1,354,272

			13,183,780

		Michigan - 3.4%
	4,000,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2029	4,713,120
		Michigan Finance Auth
	1,000,000	5.00%, 07/01/2018	1,022,810
	2,165,000	5.00%, 04/01/2020	2,322,590
	665,000	5.00%, 07/01/2027	759,836
	665,000	5.00%, 07/01/2028	754,941
	650,000	5.00%, 07/01/2029	738,010
	2,700,000	5.00%, 10/01/2030	3,063,690
	2,555,000	5.00%, 06/01/2033	2,906,083
	1,000,000	5.00%, 06/01/2034	1,133,540
	735,000	Michigan State Building Auth 5.00%, 04/15/2027	892,746
	2,000,000	Royal Oak, MI, Hospital Finance Auth 8.25%, 09/01/2039	2,118,200
	2,190,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	2,557,884

			22,983,450

		Minnesota - 0.2%
	940,000	Duluth, MN, ISD, No. 709 4.00%, 02/01/2027	1,045,205
		Rochester, MN, Healthcare & Housing Rev Facs
	250,000	2.00%, 12/01/2018	248,648
	250,000	4.00%, 12/01/2019	256,937

			1,550,790

		Mississippi - 0.3%
	1,850,000	State of Mississippi 5.00%, 10/15/2029	2,191,917

		Missouri - 1.2%
	1,000,000	City of State Louis MO Airport Rev 5.00%, 07/01/2047	1,147,670
		Kirkwood, MO, IDA Retirement Community
	1,500,000	5.25%, 05/15/2042	1,575,735
	1,500,000	5.25%, 05/15/2050	1,566,315
	3,500,000	8.25%, 05/15/2045	4,103,925

			8,393,645

		Montana - 0.4%
	2,500,000	Montana Facs Finance Auth 5.00%, 02/15/2028	2,969,400

		Nevada - 0.7%
		Clark County, NV
	1,000,000	2.25%, 12/01/2019	1,000,400
	955,000	2.50%, 12/01/2018	959,355
	720,000	3.00%, 12/01/2017	720,655
		Las Vegas, NV, Spl Impt Dist
	350,000	5.00%, 06/01/2027	369,236
	665,000	5.00%, 06/01/2029	693,735

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Nevada - 0.7% - (continued)
$	1,110,000	Nevada State Natural Resources GO 5.00%, 03/01/2026	$1,294,049

			5,037,430

		New Jersey - 3.6%
	250,000	City of Atlantic, NJ 5.00%, 03/01/2021	274,635
	225,000	City of Atlantic, NJ, GO 5.00%, 03/01/2022	252,266
	550,000	New Jersey Building Auth 4.00%, 06/15/2018	558,373
		New Jersey Economic Development Auth Rev, School Facilities Construction Bond
	500,000	5.00%, 06/15/2019	523,610
	500,000	5.00%, 06/15/2020	536,490
	2,855,000	New Jersey Health Care Facs Finance Auth 5.75%, 10/01/2031	3,046,656
		New Jersey State Econ DA
	250,000	4.00%, 07/15/2018	253,800
	660,000	4.88%, 09/15/2019	685,337
	2,000,000	New Jersey State Educational Finance Auth Rev, University of Medicine & Dentistry 7.50%, 12/01/2032	2,197,000
	5,000,000	New Jersey State Transportation Trust Fund Auth 0.00%, 12/15/2032(4)	2,800,800
		New Jersey Transportation Trust Fund Auth
	3,000,000	5.00%, 06/15/2018	3,058,800
	4,940,000	5.00%, 06/15/2021	5,058,264
	4,905,000	New Jersey, Tobacco Settlement Financing Corp. 4.50%, 06/01/2023	4,990,739

			24,236,770

		New Mexico - 0.5%
	3,000,000	Los Alamos County, NM, Tax Improvement Rev 5.88%, 06/01/2027	3,083,520

		New York - 8.5%
	4,000,000	City of New York, NY, GO 6.25%, 10/15/2028	4,196,792
	1,460,000	Long Island, NY, Power Auth 1 mo. USD LIBOR + 0.88%, 1.75%, 05/01/2033(1)	1,463,708
	1,540,000	New York City, Municipal Water Finance Auth Rev, Water And Sewer System 5.00%, 06/15/2032	1,861,475
	940,000	New York City, NY, Housing Development Corp. 4.50%, 02/15/2048	975,814
	1,000,000	New York City, NY, Transitional Finance Auth 5.00%, 07/15/2026	1,225,040
	2,100,000	New York Metropolitan Transportation Auth Rev 5.00%, 11/15/2020	2,329,236
	860,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	890,960
		New York State Dormitory Auth Rev
	1,670,000	5.00%, 03/15/2022	1,874,208
	2,000,000	5.00%, 12/15/2027	2,325,440
	1,000,000	5.00%, 03/15/2030	1,184,460
	6,305,000	5.00%, 03/15/2031	7,558,076
	1,300,000	5.00%, 12/01/2036(2)	1,413,360

The accompanying notes are an integral part of these financial statements.

130

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		New York - 8.5% - (continued)
$	860,000	New York State Energy Research & DA 2.38%, 07/01/2026(1)(3)	$879,445
	1,535,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(2)	1,696,774
		New York State Thruway Auth
	1,000,000	4.00%, 01/01/2037	1,040,970
	1,000,000	5.00%, 01/01/2019	1,044,490
	1,000,000	New York State Urban Development Corp. Rev 5.00%, 03/15/2026	1,165,850
		New York Transportation Development Corp. Rev
	1,825,000	5.00%, 08/01/2018	1,864,657
	3,150,000	5.00%, 07/01/2046	3,444,210
	1,145,000	Newburth, NY, GO 5.00%, 06/15/2019	1,210,379
	2,750,000	PA of New York and New Jersey 5.00%, 10/15/2025	3,247,777
	2,500,000	Sales Tax Asset Receivable Corp., NY 5.00%, 10/15/2029	3,004,325
	245,000	Syracuse, NY, IDA 5.00%, 01/01/2029	284,085
		Town of Oyster Bay, NY, GO
	285,000	2.50%, 03/01/2018	283,860
	125,000	2.50%, 03/01/2019	123,706
	615,000	2.63%, 03/01/2020	603,715
	500,000	3.00%, 03/01/2018	502,585
	100,000	3.00%, 08/15/2018	99,982
	205,000	3.00%, 08/15/2019	203,936
	175,000	3.00%, 08/15/2020	172,919
	50,000	3.75%, 12/01/2018	50,384
	275,000	5.00%, 02/15/2018	276,210
	95,000	5.00%, 03/15/2019	97,141
	2,340,000	5.00%, 08/15/2024	2,728,393
	1,555,000	TSASC, Inc., NY 5.00%, 06/01/2026	1,823,362
	940,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(2)(6)	858,897
	1,585,000	Ulster County, NY, IDA Kingston Regional Senior Living 6.00%, 09/15/2042	1,574,745
		Yonkers, NY, GO
	885,000	3.00%, 08/15/2019	912,895
	1,000,000	5.00%, 03/15/2021	1,118,060

			57,612,321

		North Carolina - 1.3%
	1,325,000	North Carolina Eastern Municipal Power 4.00%, 01/01/2020	1,404,871
	3,000,000	North Carolina Housing Finance Agency 4.00%, 07/01/2047	3,231,300
	1,555,000	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge 5.88%, 01/01/2031	1,624,291
	1,175,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027	1,454,262
	1,000,000	North Carolina State Medical Care Commission, Galloway Ridge, Inc. 6.00%, 01/01/2039	1,045,440

			8,760,164

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Ohio - 3.2%
$	2,000,000	Allen County, OH, Hospital Facs Rev 5.00%, 05/01/2023	$2,278,640
		Buckeye, OH, Tobacco Settlement Finance Auth
	4,000,000	5.88%, 06/01/2047	3,744,840
	6,680,000	6.00%, 06/01/2042	6,346,067
		City of Cleveland, OH, Airport System Rev
	1,165,000	5.00%, 01/01/2022	1,322,403
	1,060,000	5.00%, 01/01/2023	1,227,660
	345,000	County of Hamilton, OH, Sales Tax Rev 5.00%, 12/01/2027	428,728
	1,750,000	County of Montgomery, OH 5.00%, 05/01/2039	1,813,907
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,443,840
	2,275,000	Lancaster, OH, Gas Rev 1 mo. USD LIBOR + 0.60%, 1.43%, 02/01/2019(1)	2,278,253

			21,884,338

		Oregon - 1.6%
	8,200,000	Clackamas County, OR, School Dist No. 12, GO 0.01%, 06/15/2040(4)	3,206,036
	2,500,000	Oregon Health & Science University 4.00%, 07/01/2046	2,603,725
		Port of Portland, OR, Airport Rev
	1,000,000	5.00%, 07/01/2031	1,142,650
	750,000	5.00%, 07/01/2032	854,040
	2,885,000	Washington County, OR, School Dist No. 48, GO 0.00%, 06/15/2035(6)	3,276,148

			11,082,599

		Other U.S. Territories - 0.1%
	705,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	731,663

		Pennsylvania - 6.0%
	945,000	Allegheny County, PA 5.00%, 03/01/2019	992,628
	500,000	Allegheny County, PA, Hospital DA 5.38%, 08/15/2029	532,945
	925,000	Allegheny County, PA, IDA Charter School 6.75%, 08/15/2035	990,101
		Beaver County, PA, GO
	1,220,000	5.00%, 11/15/2020	1,338,633
	1,285,000	5.00%, 11/15/2021	1,442,785
	1,345,000	5.00%, 11/15/2022	1,537,389
	930,000	City of Philadelphia,PA,Water & Wastewater Rev 5.00%, 11/01/2029	1,122,659
	2,000,000	Commonwealth Finance Auth, PA 5.00%, 06/01/2026	2,390,540
	750,000	Delaware River, PA, Joint Toll Bridge Commission 5.00%, 07/01/2031	895,140
	1,805,000	Harrisburg, PA, School Dist GO 5.00%, 11/15/2026	2,182,552
		Lancaster County, PA, Hospital Auth
	495,000	5.00%, 07/01/2024	554,375
	400,000	5.00%, 07/01/2025	448,288

The accompanying notes are an integral part of these financial statements.

131

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Pennsylvania - 6.0% - (continued)
$	2,410,000	Montgomery County, PA, IDA Rev 5.00%, 12/01/2046	$2,574,482
	2,250,000	Pennsylvania State IDA 5.00%, 07/01/2021	2,525,400
		Pennsylvania State Turnpike Commission Rev
	575,000	MUNIPSA + 0.88%, 1.80%, 12/01/2020(1)	580,572
	2,000,000	MUNIPSA + 0.90%, 1.82%, 12/01/2021(1)	2,024,520
	300,000	5.00%, 12/01/2027	358,104
	1,335,000	6.00%, 06/01/2028	1,373,128
		Pennsylvania Turnpike Commission
	1,000,000	5.00%, 12/01/2029	1,170,930
	1,590,000	5.00%, 12/01/2030	1,852,096
	2,000,000	5.00%, 12/01/2033	2,298,700
		Pennsylvania Turnpike Commission Rev
	925,000	MUNIPSA + 0.98%, 1.90%, 12/01/2021(1)	938,903
	755,000	5.00%, 12/01/2042	864,981
		Philadelphia, PA, Municipal Auth
	750,000	6.38%, 04/01/2029	805,012
	800,000	6.50%, 04/01/2034	860,080
		Philadelphia, PA, School Dist GO
	150,000	3.00%, 09/01/2019	153,306
	1,560,000	5.00%, 09/01/2022	1,753,003
	1,635,000	5.00%, 09/01/2023	1,863,050
		Pittsburgh, PA, School Dist GO
	1,575,000	5.00%, 09/01/2021	1,778,175
	750,000	5.00%, 09/01/2023	845,557
	350,000	Reading, PA, School Dist GO 5.00%, 03/01/2038	398,339
	1,000,000	Susquehanna, PA, Regional Airport Auth System Rev 5.00%, 01/01/2019	1,036,670

			40,483,043

		Puerto Rico - 0.9%
	1,355,000	Commonwealth of Puerto Rico, GO 5.50%, 07/01/2019	1,392,832
	3,685,000	5.75%, 07/01/2038 *	1,077,863
	5,545,000	6.00%, 07/01/2039 *	1,621,912
	3,075,000	8.00%, 07/01/2035 *	914,813
	765,000	Puerto Rico Electric Power Auth 5.00%, 07/01/2019	780,246
	225,000	5.25%, 07/01/2019	230,382

			6,018,048

		Rhode Island - 1.2%
	1,415,000	Cranston, RI, GO 5.00%, 07/01/2019	1,501,117
	1,000,000	Rhode Island Commerce Corp. 5.00%, 06/15/2019	1,060,250
		Rhode Island Health & Educational Bldg Corp.
	1,900,000	5.00%, 05/15/2027	2,224,406
	1,490,000	5.00%, 05/15/2028	1,757,202
	1,500,000	Rhode Island State & Providence Plantations 4.00%, 10/01/2018	1,539,990

			8,082,965

		South Carolina - 0.6%
	1,987,000	Lancaster County, SC, Sun City Assessment 7.70%, 11/01/2017 *	417,270

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		South Carolina - 0.6% - (continued)
$	1,350,000	South Carolina State Public Service Auth 5.00%, 12/01/2031	$1,530,252
	1,625,000	5.00%, 12/01/2034	1,824,290

			3,771,812

		South Dakota - 0.8%
	2,815,000	South Dakota Housing DA 3.50%, 11/01/2046	2,994,991
	1,000,000	South Dakota State Education Enhancement 5.00%, 06/01/2026	1,103,120
	1,000,000	South Dakota State Health & Educational Facs Auth 5.00%, 11/01/2029	1,140,630

			5,238,741

		Tennessee - 1.4%
	1,000,000	Shelby County, TN, Health Educational & Housing Facs Board 5.00%, 09/01/2037	1,030,890
	1,320,000	Tennessee Housing Development Agency 3.50%, 01/01/2047	1,391,148
	2,305,000	Tennessee Housing Development Agency Rev 3.50%, 07/01/2045	2,417,161
	4,740,000	3.50%, 01/01/2047	5,008,758

			9,847,957

		Texas - 9.8%
	1,000,000	Arlington, TX, Higher Education Finance Corp. Rev 5.00%, 08/15/2027	1,181,110
		Austin, TX, Airport System Rev
	1,125,000	5.00%, 11/15/2028	1,327,275
	560,000	5.00%, 11/15/2030	653,856
	1,500,000	Brazos Harbor, TX, Industrial Development Corp. 5.90%, 05/01/2038(1)(3)	1,535,535
	790,000	City of Arlington, TX 5.00%, 02/15/2034	909,985
	500,000	Clifton, TX, Higher Education Finance Corp. 4.00%, 08/15/2031	543,990
	5,000,000	Dallas County, TX, Utility & Reclamation Dist, GO 5.00%, 02/15/2027	6,034,600
	1,500,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2028	1,800,750
	1,250,000	Dallas, TX, ISD GO 1.50%, 02/15/2034(1)(3)	1,253,900
	1,000,000	Denton, TX, ISD GO 0.00%, 08/15/2020(4)	969,360
		Harris County - Houston, TX
	2,500,000	5.00%, 11/15/2030	2,871,375
	250,000	5.00%, 11/15/2032	282,855
	350,000	5.00%, 11/15/2034	393,393
	2,165,000	Irving, TX, ISD GO 5.00%, 02/15/2027	2,636,472
	1,500,000	Kerrville, TX, Health Facs Development Corp. 5.00%, 08/15/2035	1,639,275
		New Hope, TX, Cultural Education Facs Finance Corp.
	700,000	1.85%, 11/01/2020	688,730
	1,000,000	3.25%, 11/15/2022	984,000
	2,375,000	5.00%, 11/01/2031	2,543,720
	1,000,000	5.00%, 11/01/2046	1,044,180

The accompanying notes are an integral part of these financial statements.

132

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Texas - 9.8% - (continued)
		North East Texas Regional Mobility Auth
$	1,200,000	5.00%, 01/01/2025	$1,409,376
	1,870,000	5.00%, 01/01/2026	2,216,268
		North Texas Tollway Auth Rev
	5,000,000	0.00%, 01/01/2032(4)	3,132,000
	1,200,000	5.00%, 01/01/2035	1,387,644
	1,250,000	6.10%, 01/01/2028	1,321,384
	1,985,000	San Antonio, TX, Airport System Rev 5.00%, 07/01/2023	2,249,819
		San Antonio, TX, Water Rev
	2,200,000	5.00%, 05/15/2026	2,600,950
	1,115,000	5.00%, 05/15/2031	1,329,013
	1,000,000	Spring Branch, TX, ISD GO 5.00%, 02/01/2026	1,206,670
		Tarrant County, TX, Cultural Education Facs
	1,010,000	3.88%, 11/15/2020	1,010,111
	2,000,000	5.00%, 10/01/2034	2,173,800
	1,250,000	Tarrant County, TX, Cultural Education Facs Finance Corp. 4.50%, 11/15/2021	1,244,963
	2,030,000	Texas Municipal Gas Acquisition & Supply Corp. 6.25%, 12/15/2026	2,483,867
	1,250,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	1,417,187
	2,500,000	Texas State Transportation Commission, GO MUNIPSA + 0.38%, 1.30%, 10/01/2041(1)	2,501,850
	2,000,000	Travis County, TX, Health Facs Development 7.13%, 11/01/2040	2,334,940
		University of Texas
	1,000,000	5.00%, 08/15/2026	1,237,870
	2,000,000	5.00%, 07/01/2027	2,424,320
	3,500,000	Wylie, TX, ISD GO 0.00%, 08/15/2018(4)	3,473,750

			66,450,143

		Utah - 0.4%
	2,650,000	Utah Housing Corp. 4.00%, 01/01/2045	2,852,168

		Vermont - 0.5%
	2,530,000	Vermont Housing Finance Agency 4.00%, 11/01/2046	2,723,444
	900,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(2)(3)	903,411

			3,626,855

		Virginia - 0.5%
	1,500,000	Chesapeake Bay, VA, Bridge & Tunnel Dist 5.00%, 07/01/2051	1,670,400
	1,750,000	Washington County, VA, IDA 7.75%, 07/01/2038	1,854,440

			3,524,840

		Washington - 2.0%
	2,060,000	Chelan County, WA, Public Utility Dist No. 1 0.00%, 06/01/2028(4)	1,522,196
	1,905,000	Grant County, WA, Utility Dist No. 2 5.00%, 01/01/2023	2,182,006
	4,900,000	King County, WA, GO 4.00%, 07/01/2030	5,491,626

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Washington - 2.0% - (continued)
		Washington State Health Care Facs Auth Rev
$	1,295,000	5.00%, 01/01/2026	$1,540,739
	780,000	5.00%, 07/01/2028	892,960
	2,000,000	5.00%, 03/01/2029	2,324,560

			13,954,087

		West Virginia - 0.5%
		West Virginia State Econ DA
	2,000,000	1.70%, 01/01/2041(1)(3)	1,988,460
	1,740,000	1.90%, 03/01/2040(1)(3)	1,748,474

			3,736,934

		Wisconsin - 1.6%
	1,790,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2025	2,062,760
	750,000	Public Finance Auth Rev, WI, Marys Woods at Marylhurst Project 3.00%, 11/15/2022(2)	758,138
		Public Finance Auth, WI
	830,000	3.50%, 11/15/2023(2)	844,185
	1,500,000	5.00%, 09/01/2025(2)	1,639,980
	1,295,000	Wisconsin State 6.00%, 05/01/2036	1,388,369
		Wisconsin State Health & Educational Facs Auth Rev
	2,000,000	5.00%, 11/15/2027	2,338,420
	1,700,000	5.00%, 12/01/2028	1,973,632

			11,005,484

		Total Municipal Bonds (cost $647,001,144)	$661,728,235

		Total Long-Term Investments (cost $647,001,144)	$661,728,235

	SHORT-TERM INVESTMENTS - 3.3%
		Other Investment Pools & Funds - 3.3%
	22,170,910	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(7)	$22,170,910

		Total Short-Term Investments (cost $22,170,910)	$22,170,910

Total Investments (cost $669,172,054)	100.6%	$683,899,145
Other Assets and Liabilities	(0.6)%	(4,113,828)

Total Net Assets	100.0%	$679,785,317

The accompanying notes are an integral part of these financial statements.

133

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $9,973,206, which represented 1.5% of total net assets.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a zero-coupon bond.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $12,703,294 at October 31, 2017.

(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(7)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

134

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Municipal Bonds	$661,728,235	$—	$661,728,235	$—
Short-Term Investments	22,170,910	22,170,910	—	—

Total	$683,899,145	$22,170,910	$661,728,235	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

135

The Hartford Municipal Real Return Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6%
		Alabama - 1.7%
$	270,000	Alabama Federal Aid Highway Finance Auth 5.00%, 09/01/2034	$323,811
	1,000,000	Alabama State Port Auth Rev, Docks Facilities 5.00%, 10/01/2032	1,158,300
	1,500,000	Jefferson County, AL, Sewer Rev 5.00%, 10/01/2018	1,541,775

			3,023,886

		Alaska - 0.9%
	375,000	Alaska Municipal Bond Bank Auth Rev 5.75%, 09/01/2033	389,268
	1,000,000	CIVICVentures, AK 5.00%, 09/01/2026	1,167,470

			1,556,738

		Arizona - 0.7%
	1,000,000	Arizona State Health Facs Auth Hospital System Rev 5.00%, 02/01/2020	1,070,960
	166,000	Sundance, AZ, Community Facs Dist 7.13%, 07/01/2027(1)	166,050

			1,237,010

		California - 11.8%
	855,000	California State Communities DA Rev 5.00%, 10/01/2022	931,343
	500,000	California State Dept Water Resources Supply Rev 5.00%, 05/01/2022	510,120
		California State Health Facs
	250,000	5.00%, 02/01/2029	300,097
	1,000,000	6.00%, 07/01/2029	1,081,070
	170,000	California State Public Works Board, State University Trustees 6.13%, 04/01/2029	182,199
	1,000,000	California State, GO 5.00%, 08/01/2029	1,212,800
	1,530,000	Corona-Norco California University 4.00%, 09/01/2019	1,605,322
	300,000	El Dorado, CA, Irrigation Dist 5.38%, 08/01/2024	322,290
	315,000	Elk Grove, CA, Finance Auth 5.00%, 09/01/2031	364,134
	1,000,000	Hemet, CA, USD Finance Auth Special Tax 5.00%, 09/01/2031	1,122,300
	400,000	Huntington Park, CA, Public Finance Auth Rev 5.25%, 09/01/2019	401,268
		Inglewood, CA, Redevelopment Agency
	200,000	5.00%, 05/01/2028	243,170
	200,000	5.00%, 05/01/2029	241,286
	810,000	Los Angeles County, CA, Metropolitan Transportation Auth 4.00%, 06/01/2034	877,878
	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,096,940
	500,000	San Bernardino, CA, Community College Dist GO 6.38%, 08/01/2026	519,985
	500,000	San Buenaventura, CA, Rev 5.25%, 12/01/2017	501,370
	60,000	San Diego, CA, Redev Agency, Centre City Sub Pkg 5.25%, 09/01/2026	60,203

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		California - 11.8% - (continued)
$	1,120,000	San Francisco City & County, CA, Redevelopment Agency 6.50%, 08/01/2032	$1,221,898
	290,000	San Joaquin Hills, CA, Transportation Auth 5.00%, 01/15/2029	332,975
	1,000,000	San Jose, CA, Redevelopment Agency 6.50%, 08/01/2019	1,038,520
	665,000	Santa Cruz County, CA, Redevelopment Agency 6.63%, 09/01/2029	731,008
		Santa Margarita, CA, Water Dist Special Tax
	500,000	5.00%, 09/01/2024	554,235
	500,000	5.00%, 09/01/2025	552,825
	970,000	5.00%, 09/01/2028	1,101,154
	500,000	Southern California Public Power Auth 5.00%, 07/01/2023	523,099
	215,000	Temecula, CA, Redevelopment Agency Tax Allocation 5.63%, 12/15/2038	215,383
	1,000,000	Tuolumne, CA, Wind Proj Auth Rev 5.88%, 01/01/2029	1,055,890
	1,250,000	Ventura County, CA, Certificates of Participation 5.63%, 08/15/2027	1,350,437
	1,000,000	Washington Township, CA, Health Care Dist Rev 6.00%, 07/01/2029	1,056,150

			21,307,349

		Colorado - 1.1%
	750,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2027	884,768
	420,000	E-470 Public Highway, CO, Auth Rev 1 mo. USD LIBOR + 1.05%, 1.88%, 09/01/2039(2)	426,220
	600,000	University of Colorado Enterprise Rev 5.75%, 06/01/2028	643,200

			1,954,188

		Connecticut - 2.6%
	1,500,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	1,775,415
	950,000	City of Hartford, CT, GO 5.00%, 07/01/2027	1,054,462
	1,000,000	City of New Haven, CT, GO 5.00%, 11/01/2017	1,000,000
	750,000	Connecticut State, GO 5.00%, 05/15/2025	880,305

			4,710,182

		District of Columbia - 2.4%
	3,000,000	District of Columbia University Rev 5.25%, 04/01/2034(2)(3)	3,113,430
	1,035,000	Metropolitan Washington, DC, Airport Auth System Rev 5.00%, 10/01/2022	1,195,880

			4,309,310

		Florida - 5.0%
		Broward County, FL, Airport System Rev
	145,000	5.00%, 10/01/2019	154,935
	265,000	5.00%, 10/01/2020	291,423

The accompanying notes are an integral part of these financial statements.

136

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		Florida - 5.0% - (continued)
$	285,000	5.00%, 10/01/2021	$320,463
		City of Port State Lucie, FL
	590,000	4.00%, 07/01/2028	633,766
	585,000	4.00%, 07/01/2029	623,341
	500,000	Collier County, FL, IDA 7.00%, 05/15/2024(1)	550,190
	1,000,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2024	1,129,700
	1,000,000	Manatee County, FL, School Dist 5.00%, 10/01/2030	1,191,880
	190,000	Miami Beach, FL, Health Facs Auth 5.00%, 11/15/2020	207,531
	530,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2027	619,135
	625,000	Miami-Dade County, FL, Expressway Auth 5.00%, 07/01/2024	745,719
	1,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027	1,199,640
	1,000,000	Palm Beach County, FL, Health Facs Auth 6.80%, 06/01/2025	1,198,010
		Village, FL, Community Development Dist No. 11
	130,000	3.25%, 05/01/2019	132,248

			8,997,981

		Georgia - 2.6%
		Atlanta, GA, Airport Passenger Facs Charge Rev
	2,000,000	5.00%, 01/01/2023	2,156,020
	520,000	Burke County, GA, DA Rev 1.85%, 12/01/2049(2)(3)	518,716
	725,000	Monroe County, GA, DA Rev 2.40%, 01/01/2039(2)(3)	722,796
	1,170,000	Municipal Electric Auth Georgia, GA 5.00%, 01/01/2022	1,324,545

			4,722,077

		Hawaii - 0.6%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,146,910

		Illinois - 16.1%
	635,000	Chicago, IL, Board of Education 6.00%, 01/01/2020	656,876
	150,000	Chicago, IL, Board of Education, Special Tax 6.00%, 04/01/2046	175,778
	1,000,000	Chicago, IL, Midway International Airport 5.00%, 01/01/2036	1,142,270
		Chicago, IL, O'Hare International Airport Rev
	825,000	5.00%, 01/01/2023	925,848
	1,500,000	5.00%, 01/01/2026	1,706,265
		Chicago, IL, Transit Auth
	415,000	5.00%, 06/01/2025	484,674
	100,000	5.25%, 06/01/2022	102,453
		City of Chicago, IL, GO
	785,000	4.00%, 01/01/2018	786,955
	1,000,000	5.00%, 01/01/2020	1,053,390
	300,000	5.00%, 12/01/2023	316,527
		City of Chicago, IL, Wastewater Transmission Rev
	285,000	5.00%, 01/01/2028	321,095
	715,000	5.00%, 01/01/2029	801,157
	1,205,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2029	1,313,727

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		Illinois - 16.1% - (continued)
$	310,000	Cook County, IL, Community High School Dist No. 212 Leyden 5.00%, 12/01/2027	$356,959
	885,000	Cook County, IL, GO 5.00%, 11/15/2027	1,033,326
	600,000	Cook, IL, Regional Transportation Auth 5.00%, 06/01/2035	683,844
		Illinois State Finance Auth Rev
	1,000,000	5.00%, 10/01/2023	1,167,740
	1,000,000	5.00%, 02/15/2027	1,164,530
	335,000	5.00%, 11/15/2028	387,226
	1,000,000	5.00%, 11/15/2031	1,130,590
	1,000,000	5.00%, 11/15/2033	1,120,570
	625,000	5.00%, 11/15/2034	698,150
		Illinois State Toll Highway Auth, Taxable Rev
	1,000,000	5.00%, 01/01/2027	1,146,460
	1,000,000	5.00%, 01/01/2031	1,174,900
		Illinois State, GO
	1,000,000	5.00%, 01/01/2022	1,043,270
	1,000,000	5.00%, 02/01/2026	1,078,810
	2,000,000	5.25%, 01/01/2021	2,139,160
	1,400,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2031	1,595,314
	625,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 5.00%, 01/01/2027	736,300
	1,000,000	Met Pier & Exposition Auth, IL, Rev 5.00%, 12/15/2035	1,053,810
	1,000,000	Railsplitter, IL, Tobacco Settlement Auth 5.50%, 06/01/2023	1,131,070
	500,000	Springfield, IL, Water Rev 5.25%, 03/01/2026	506,785

			29,135,829

		Indiana - 1.2%
	870,000	Indiana Municipal Power Agency 5.00%, 01/01/2033(4)	1,032,681
	820,000	University of Southern Indiana 5.00%, 10/01/2022	879,425
	250,000	5.00%, 10/01/2023	268,118

			2,180,224

		Kentucky - 0.7%
	1,085,000	Louisville & Jefferson County, KY, Metropolitan Gov't Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,205,164

		Louisiana - 1.7%
	600,000	City of Shreveport, LA, Water & Sewer Rev 5.00%, 12/01/2036	700,296
	1,155,000	Louisiana State Local Gov't Environmental Facs & Community DA Rev 6.00%, 11/15/2030	1,299,733
	95,000	Louisiana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	95,740
	190,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2026	227,043
	125,000	5.00%, 01/01/2027	151,131
	500,000	5.00%, 01/01/2034	565,390

			3,039,333

The accompanying notes are an integral part of these financial statements.

137

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		Maryland - 0.3%
$	105,000	Howard, MD, Special Obligation 4.00%, 02/15/2028(1)	$108,285
	430,000	Rockville, MD, Mayor 3.00%, 11/01/2025(4)	430,615

			538,900

		Massachusetts - 0.1%
	200,000	Massachusetts School Building Auth 5.00%, 11/15/2030	241,474

		Michigan - 2.2%
	1,000,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2029	1,178,280
	600,000	Michigan Finance Auth 5.00%, 07/01/2018	613,686
	335,000	5.00%, 07/01/2027	382,774
	335,000	5.00%, 07/01/2028	380,309
	350,000	5.00%, 07/01/2029	397,390
	265,000	Michigan State Building Auth 5.00%, 04/15/2027	321,874
	370,000	State of Michigan 5.00%, 03/15/2027	452,366
	275,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	324,354

			4,051,033

		Minnesota - 0.1%
	240,000	Duluth, MN, ISD, No. 709 4.00%, 02/01/2027	266,861

		Missouri - 1.4%
	1,000,000	City of State Louis, MO, Airport Rev 5.00%, 07/01/2032	1,186,040
	500,000	Kirkwood, MO, IDA Retirement Community 5.25%, 05/15/2042	525,245
	500,000	5.25%, 05/15/2050	522,105
	1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027*	250,000

			2,483,390

		Nevada - 0.2%
	385,000	Las Vegas, NV, Special Improvement Dist 5.00%, 06/01/2028	403,888

		New Jersey - 1.5%
	175,000	City of Atlantic, NJ, GO 5.00%, 03/01/2022	196,207
	330,000	New Jersey State Econ DA 4.88%, 09/15/2019	342,669
	1,000,000	5.00%, 09/01/2021	1,084,720
	1,060,000	New Jersey Transportation Trust Fund Auth 5.00%, 06/15/2021	1,085,376

			2,708,972

		New York - 8.8%
	1,000,000	City of New York, NY, GO 6.25%, 10/15/2028	1,049,200
	1,000,000	Metropolitan Transportation Auth, NY, Rev 5.25%, 11/15/2023	1,119,750
	395,000	New York City, NY, Housing Development Corp. 4.50%, 02/15/2048	410,049

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		New York - 8.8% - (continued)
$	385,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	$398,860
	1,500,000	New York State Dormitory Auth Rev 5.00%, 03/15/2030	1,794,750
	4,500,000	5.00%, 03/15/2031	5,427,280
	2,000,000	5.38%, 03/01/2029	2,112,860
	765,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(1)	845,623
	520,000	New York Transportation Development Corp. Rev 5.00%, 08/01/2018	531,300
	645,000	Newburgh, NY, GO 5.00%, 06/15/2018	659,990
	75,000	Syracuse, NY, IDA 5.00%, 01/01/2029	86,965
	50,000	Town of Oyster Bay, NY, GO 2.50%, 03/15/2018	49,913
	265,000	3.00%, 03/01/2021	274,272
	155,000	4.00%, 11/01/2022	165,797
	445,000	TSASC, Inc., NY 5.00%, 06/01/2026	521,798
	575,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(1)(5)	525,389

			15,973,796

		North Carolina - 0.2%
	275,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027	340,359

		Ohio - 2.6%
	355,000	City of Cleveland, OH, Airport System Rev 5.00%, 01/01/2022	402,964
	325,000	5.00%, 01/01/2023	376,405
	85,000	County of Hamilton, OH, Sales Tax Rev 5.00%, 12/01/2027	105,629
	1,200,000	Cuyahoga, OH, Community College Dist 5.00%, 08/01/2027	1,301,340
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,443,840

			4,630,178

		Oregon - 1.0%
	2,300,000	Clackamas County, OR, School Dist No. 12, GO 0.00%, 06/15/2040(5)	899,254
	800,000	Washington County, OR, School Dist No. 48, GO 0.00%, 06/15/2035(5)	908,464

			1,807,718

		Other U.S. Territories - 0.2%
	380,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	394,372

		Pennsylvania - 6.1%
	1,000,000	Commonwealth Finance Auth, PA 5.00%, 06/01/2026	1,195,270
	250,000	Delaware River, PA, Joint Toll Bridge Commission 5.00%, 07/01/2031	298,380
	605,000	Harrisburg, PA, School Dist GO 5.00%, 11/15/2026	731,548
		Lancaster County, PA, Hospital Auth

The accompanying notes are an integral part of these financial statements.

138

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		Pennsylvania - 6.1% - (continued)
$	140,000	5.00%, 07/01/2024	$156,793
	115,000	5.00%, 07/01/2025	128,883
		Pennsylvania State Turnpike Commission Rev
	200,000	5.00%, 12/01/2027	238,736
	665,000	6.00%, 06/01/2028	683,992
	750,000	Pennsylvania State, GO 5.00%, 08/15/2023	872,340
	1,000,000	Pennsylvania Turnpike Commission 5.00%, 12/01/2031	1,188,170
	1,000,000	Philadelphia, PA, GO 5.25%, 08/01/2019	1,067,460
		Philadelphia, PA, School Dist GO
	365,000	5.00%, 09/01/2023	415,910
	200,000	5.25%, 09/01/2023	216,472
		Pittsburgh, PA, School Dist GO
	1,570,000	5.00%, 09/01/2021	1,772,530
	750,000	5.00%, 09/01/2023	845,557
	150,000	Reading, PA, School Dist GO 5.00%, 03/01/2038	170,717
	1,000,000	Susquehanna Area, PA, Regional Airport Auth 5.00%, 01/01/2018	1,005,810

			10,988,568

		Puerto Rico - 0.3%
	360,000	Commonwealth of Puerto Rico, GO 5.50%, 07/01/2019	370,051
		Puerto Rico Electric Power Auth
	200,000	5.00%, 07/01/2019	203,986
	60,000	5.25%, 07/01/2019	61,435

			635,472

		Rhode Island - 2.3%
	1,410,000	Cranston, RI, GO 5.00%, 07/01/2018	1,445,208
		Rhode Island Health & Educational Bldg Corp.
	1,215,000	5.00%, 05/15/2018	1,236,432
	800,000	5.00%, 05/15/2027	936,592
	530,000	5.00%, 05/15/2028	625,045

			4,243,277

		South Carolina - 1.1%
	1,000,000	South Carolina St Jobs-Econ DA Rev 5.25%, 08/01/2024	1,126,920
		South Carolina State Public Service Auth
	315,000	5.00%, 12/01/2031	357,059
	500,000	5.00%, 12/01/2034	561,320

			2,045,299

		South Dakota - 0.3%
	415,000	South Dakota State Health & Educational Facs Auth 5.00%, 11/01/2029	473,361

		Texas - 12.8%
	210,000	City of Arlington, TX 5.00%, 02/15/2034	241,895
	595,000	City of Austin, TX, Airport System Rev 5.00%, 11/15/2026	713,042
	2,250,000	City of San Antonio, TX, Electric & Gas Systems Rev 5.00%, 02/01/2032	2,689,402

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		Texas - 12.8% - (continued)
		Clifton, TX, Higher Education Finance Corp.
$	1,000,000	4.00%, 08/15/2029	$1,112,020
	1,050,000	4.00%, 08/15/2030	1,149,214
	1,000,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2030	1,191,550
	750,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2023	827,580
	1,500,000	Grapevine-Colleyville, TX, ISD GO 5.00%, 08/15/2027	1,815,705
	250,000	Harris County - Houston, TX 5.00%, 11/15/2032	282,855
	2,000,000	Houston, TX, Utility System Rev 6.00%, 11/15/2036	2,146,685
	1,580,000	La Joya, TX, ISD GO 5.00%, 02/15/2025	1,864,779
	1,000,000	New Hope, TX, Cultural Education Facs Finance Corp. 5.00%, 11/01/2031	1,071,040
		North Texas Tollway Auth Rev
	1,000,000	5.00%, 01/01/2030	1,153,070
	370,000	6.00%, 01/01/2025	373,016
	325,000	San Antonio, TX, Water Rev 5.00%, 05/15/2031	387,381
	2,000,000	Socorro, TX, Independent School Dist 5.00%, 08/15/2030	2,443,260
		Tarrant County, TX, Cultural Education Facs
	405,000	3.88%, 11/15/2020	405,045
	575,000	5.00%, 10/01/2034	624,967
	1,000,000	6.25%, 11/15/2029	1,052,741
	1,000,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	1,005,030
	550,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	623,563

			23,173,840

		Vermont - 0.3%
	600,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(2)(3)	602,274

		Virginia - 0.3%
	500,000	Virginia State Resources Auth Infrastructure 5.00%, 11/01/2024	519,153

		Washington - 2.9%
	2,285,000	FYI Properties, WA, Lease Rev 5.50%, 06/01/2034	2,426,099
		Washington State Health Care Facs Auth Rev
	590,000	5.00%, 01/01/2026	701,958
	1,820,000	5.00%, 03/01/2029	2,115,350

			5,243,407

		Wisconsin - 2.5%
	1,705,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2024	1,967,945
	235,000	Public Finance Auth, WI 3.50%, 11/15/2023(1)	239,016
		Wisconsin State
	125,000	5.75%, 05/01/2033	133,550
	865,000	6.00%, 05/01/2036	927,367

The accompanying notes are an integral part of these financial statements.

139

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		Wisconsin - 2.5% - (continued)
$	1,000,000	Wisconsin State Health & Educational Facs Auth Rev 5.00%, 11/15/2027	$1,169,210

			4,437,088

		Total Municipal Bonds (cost $169,149,324)	$174,728,861

		Total Long-Term Investments (cost $169,149,324)	$174,728,861

SHORT-TERM INVESTMENTS - 2.4%
		Other Investment Pools & Funds - 2.2%
	3,972,020	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class On behalf of	$3,972,020

		U.S. Treasury Bills - 0.2%
	285,000	U.S. Treasury Bills 0.96%, 12/14/2017(6)(7)	284,672

		Total Short-Term Investments (cost $4,256,692)	$4,256,692

Total Investments (cost $173,406,016)	99.0%	$178,985,553
Other Assets and Liabilities	1.0%	1,896,383

Total Net Assets	100.0%	$180,881,936

The accompanying notes are an integral part of these financial statements.

140

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $3,036,827, which represented 1.7% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $1,463,508 at October 31, 2017.

(5)	Security is a zero-coupon bond.

(6)	The rate shown represents current yield to maturity.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2017
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.15% Fixed	CPURNSA	USD	3,600,000	01/15/20	At Maturity	$—	$—	$55,452	$55,452
BCLY	1.18% Fixed	CPURNSA	USD	7,550,000	01/15/19	At Maturity	—	—	81,129	81,129
BCLY	1.28% Fixed	CPURNSA	USD	3,700,000	01/15/20	At Maturity	—	—	57,706	57,706
BCLY	1.54% Fixed	CPURNSA	USD	7,000,000	03/03/21	At Maturity	—	—	170,302	170,302
BCLY	1.67% Fixed	CPURNSA	USD	5,750,000	03/08/26	At Maturity	—	—	202,428	202,428
BCLY	2.29% Fixed	CPURNSA	USD	6,592,000	01/15/22	At Maturity	—	—	(84,303)	(84,303)
BNP	1.53% Fixed	CPURNSA	USD	5,425,000	01/15/18	At Maturity	—	—	(96,549)	(96,549)
BNP	1.59% Fixed	CPURNSA	USD	22,263,000	07/15/21	At Maturity	—	—	488,520	488,520
BNP	1.70% Fixed	CPURNSA	USD	4,850,000	01/16/23	At Maturity	—	—	125,290	125,290
BOA	1.63% Fixed	CPURNSA	USD	8,639,000	07/15/21	At Maturity	—	—	179,226	179,226
BOA	2.12% Fixed	CPURNSA	USD	7,429,000	01/15/24	At Maturity	—	—	(61,739)	(61,739)
CBK	2.03% Fixed	CPURNSA	USD	1,185,000	06/01/25	At Maturity	—	—	(7,392)	(7,392)
CBK	2.26% Fixed	CPURNSA	USD	2,098,000	02/15/42	At Maturity	—	—	(51,987)	(51,987)
CBK	2.34% Fixed	CPURNSA	USD	525,000	04/15/18	At Maturity	—	—	(29,992)	(29,992)
CBK	2.45% Fixed	CPURNSA	USD	950,000	11/07/34	At Maturity	—	—	(79,844)	(79,844)
DEUT	1.23% Fixed	CPURNSA	USD	7,450,000	11/12/19	At Maturity	—	—	97,027	97,027
DEUT	1.48% Fixed	CPURNSA	USD	2,300,000	07/15/23	At Maturity	—	—	58,907	58,907
DEUT	1.54% Fixed	CPURNSA	USD	1,850,000	12/11/24	At Maturity	—	—	48,213	48,213
DEUT	1.56% Fixed	CPURNSA	USD	5,020,000	09/02/20	At Maturity	—	—	54,595	54,595
DEUT	1.69% Fixed	CPURNSA	USD	1,985,000	08/04/25	At Maturity	—	—	53,970	53,970
DEUT	1.70% Fixed	CPURNSA	USD	1,475,000	12/02/24	At Maturity	—	—	38,642	38,642
JPM	1.76% Fixed	CPURNSA	USD	12,288,000	07/15/23	At Maturity	—	—	338,786	338,786
JPM	1.81% Fixed	CPURNSA	USD	5,080,000	11/03/25	At Maturity	—	—	92,064	92,064
JPM	2.33% Fixed	CPURNSA	USD	7,000,000	09/30/21	At Maturity	—	—	(519,735)	(519,735)
JPM	2.75% Fixed	CPURNSA	USD	1,075,000	03/03/21	At Maturity	—	—	(122,452)	(122,452)
MSC	1.44% Fixed	CPURNSA	USD	1,525,000	08/09/23	At Maturity	—	—	45,631	45,631

Total							$—	$—	$1,133,895	$1,133,895

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

141

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
OTC	Over-the-Counter

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

142

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Municipal Bonds	$174,728,861	$—	$174,728,861	$—
Short-Term Investments	4,256,692	3,972,020	284,672	—
Swaps - Interest Rate(2)	2,187,888	—	2,187,888	—

Total	$181,173,441	$3,972,020	$177,201,421	$—

Liabilities
Swaps - Interest Rate(2)	$(1,053,993)	$—	$(1,053,993)	$—

Total	$(1,053,993)	$—	$(1,053,993)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

143

Hartford Municipal Short Duration Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.5%
		Arizona - 1.4%
$	250,000	Arizona State Health Facs Auth Hospital System Rev 5.00%, 02/01/2020	$267,740

		California - 9.5%
	170,000	Alameda Corridor, CA, Transportation Auth Rev 0.00%, 10/01/2018(1)	166,605
	250,000	Bay Area Toll Auth Bridge Rev, CA 1.88%, 04/01/2047(2)(3)	251,392
		California County Tobacco Securitization Agency
	200,000	4.00%, 06/01/2018	203,064
	195,000	5.00%, 06/01/2020	211,745
	250,000	California Health Facs Finance Auth Rev 5.88%, 07/01/2025	269,755
	200,000	Jurupa, CA, Public Financing Auth 4.00%, 09/01/2018	204,410
	80,000	Long Beach Bond Finance Auth, CA 5.25%, 11/15/2018	83,233
	250,000	Orange County, CA, Community Facs Dist 4.00%, 08/15/2021	269,047
	10,000	Palomar Health, CA, Rev 3.00%, 11/01/2017	10,000
	75,000	Roseville, CA, Natural Gas Financing Auth 5.00%, 02/15/2023	84,863
	20,000	San Jose, CA, Redevelopment Agency 6.50%, 08/01/2018	20,807
	100,000	Tustin, CA, Community Facs Dist 3.00%, 09/01/2019	102,478

			1,877,399

		Colorado - 3.9%
	200,000	Colorado Health Facs Auth Rev 5.00%, 06/01/2018	203,982
	130,000	Colorado Housing & Finance Auth Rev 4.00%, 05/01/2048	141,181
	150,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2022	172,025
		E-470 Public Highway, CO, Auth Rev
	50,000	0.00%, 09/01/2019(1)	48,810
	40,000	1 mo. USD LIBOR + 1.05%, 1.88%, 09/01/2039(2)	40,592
	150,000	Park Creek, CO, Metropolitan Dist 5.00%, 12/01/2021	167,111

			773,701

		Connecticut - 4.3%
	150,000	City of Bridgeport, CT, GO 4.00%, 08/15/2021	162,137
	150,000	City of New Haven, CT, GO 5.00%, 08/15/2021	166,152
	100,000	Connecticut State Health & Educational Facs Auth 3.25%, 09/01/2021(4)	100,179
	140,000	Connecticut State, GO 5.00%, 07/15/2022	158,960
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2019	265,175

			852,603

		District of Columbia - 0.5%
	95,000	Metropolitan Washington, DC, Airports Auth 5.00%, 10/01/2039	103,789

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.5% - (continued)
		Florida - 2.2%
$	165,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	$181,452
	200,000	City of Port, St. Lucie, FL 1.75%, 07/01/2022	196,564
	50,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2024	58,933

			436,949

		Georgia - 1.7%
		Burke County, GA, DA Rev
	55,000	1.85%, 12/01/2049(2)(3)	54,864
	70,000	2.35%, 10/01/2032(2)(3)	70,629
	100,000	Monroe County, GA, DA Rev 2.40%, 01/01/2039(2)(3)	99,696
	100,000	Municipal Electric Auth, GA 5.00%, 11/01/2022	115,176

			340,365

		Guam - 0.8%
	150,000	Antonio B Won Pat International Airport Auth 5.00%, 10/01/2018	154,395

		Illinois - 19.8%
		Chicago, IL, Board of Education, GO
	45,000	0.00%, 12/01/2021(1)	40,125
	55,000	0.00%, 12/01/2022(1)	47,231
	225,000	Chicago, IL, Midway International Airport Rev 5.00%, 01/01/2023	257,479
		Chicago, IL, Transit Auth
	100,000	5.00%, 06/01/2019	105,445
	100,000	5.00%, 06/01/2020	108,349
	100,000	5.00%, 12/01/2022	111,864
	95,000	City of Chicago, IL, GO 4.00%, 01/01/2020	95,232
	250,000	City of Chicago, IL, O'Hare International Airport 5.25%, 01/01/2019	261,247
	70,000	City of Chicago, IL, Park Dist GO 3.00%, 01/01/2021	72,174
	160,000	City of Chicago, IL, Wastewater Transmission Rev 0.00%, 01/01/2022(1)	143,920
		City of Chicago, IL, Waterworks Rev
	100,000	5.00%, 11/01/2018	103,685
	20,000	5.00%, 11/01/2020	21,902
		Cook County, IL, GO
	90,000	5.00%, 11/15/2017	90,124
	100,000	5.00%, 11/15/2019	106,307
	150,000	5.00%, 11/15/2022	168,244
	50,000	Illinois Finance Auth 5.00%, 08/15/2020	53,832
	125,000	Illinois Housing DA 3.05%, 08/01/2022	129,028
		Illinois State Finance Auth Rev
	90,000	4.50%, 05/15/2020	91,660
	100,000	5.00%, 11/15/2021	112,602
	150,000	5.00%, 02/15/2022	166,047
	130,000	7.75%, 08/15/2034	144,998
	250,000	Illinois State Toll Highway Auth, Taxable Rev 5.00%, 12/01/2017	250,785
		Illinois State, GO
	180,000	4.00%, 06/15/2020	190,940
	100,000	5.00%, 02/01/2020	105,090
	75,000	5.00%, 04/01/2021	79,931

The accompanying notes are an integral part of these financial statements.

144

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.5% - (continued)
		Illinois - 19.8% - (continued)
$	120,000	5.00%, 02/01/2022	$128,953
	200,000	5.00%, 11/01/2022(5)	216,164
	100,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 4.00%, 01/01/2020	105,389
	50,000	Kendall Kane & Will Counties, IL, USD GO 0.00%, 02/01/2021(1)	46,962
		Metropolitan Pier & Exposition Auth, IL
	50,000	0.00%, 12/15/2019(1)	47,625
	50,000	0.00%, 06/15/2021(1)	45,553
	100,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2018	102,256
	50,000	Railsplitter, IL, Tobacco Settlement Auth 5.25%, 06/01/2021	56,363
	100,000	Southern Illinois Univ 4.00%, 04/01/2018	100,677

			3,908,183

		Kentucky - 1.1%
	200,000	Kentucky State Property & Building Commission 5.00%, 05/01/2020	216,888

		Louisiana - 3.6%
		City of New Orleans, LA, Sewerage Service Rev
	165,000	5.00%, 06/01/2018	168,615
	110,000	5.00%, 06/01/2021	122,882
	100,000	Louisiana State Public Facs Auth Rev 3.00%, 05/15/2018	100,883
		New Orleans, LA, Aviation Board
	75,000	5.00%, 01/01/2019	78,283
	200,000	5.00%, 01/01/2023	229,928

			700,591

		Maryland - 0.9%
	20,000	Maryland Econ Development Corp. 4.00%, 06/01/2020	21,340
	150,000	Rockville, MD, Mayor 5.00%, 11/01/2018(5)	154,935

			176,275

		Massachusetts - 1.6%
		Massachusetts Educational Financing Auth
	20,000	5.00%, 07/01/2023	22,932
	80,000	5.00%, 07/01/2024	93,004
	35,000	Massachusetts Housing Finance Agency 1.50%, 12/01/2047(2)(3)	34,959
	150,000	Massachusetts State Development Finance Agency Rev 5.00%, 07/01/2022	169,797

			320,692

		Michigan - 4.3%
		Michigan Finance Auth
	150,000	5.00%, 04/01/2019	156,669
	150,000	5.00%, 07/01/2019	158,490
	150,000	5.00%, 11/15/2022	172,809
	100,000	State of Michigan 5.00%, 03/15/2021	111,666
	250,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2021	250,817

			850,451

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.5% - (continued)
		Minnesota - 0.7%
$	135,000	City of Rochester, MN, Healthcare & Housing Rev Facs 3.50%, 12/01/2018	$136,413

		Missouri - 0.9%
	50,000	City of State Louis, MO, Airport Rev 5.00%, 07/01/2023	58,052
	100,000	Kirkwood, MO, IDA 5.00%, 05/15/2022	108,334

			166,386

		Nebraska - 1.2%
	120,000	Central Plains, NE, Energy Proj Gas Rev 5.25%, 12/01/2021	137,694
	100,000	Washington County, NE 2.38%, 09/01/2030(2)(3)	102,191

			239,885

		Nevada - 1.7%
	90,000	Clark County, NV 2.25%, 12/01/2019	90,036
	250,000	Clark County, NV, School Dist GO 5.00%, 06/15/2022	251,213

			341,249

		New Jersey - 1.8%
	50,000	City of Atlantic, NJ, GO 5.00%, 03/01/2020	53,587
	280,000	New Jersey Educational Facs Auth Rev 5.00%, 09/01/2019	294,809

			348,396

		New Mexico - 0.5%
	90,000	New Mexico Mortgage Finance Auth 3.75%, 09/01/2048(5)	96,991

		New York - 2.4%
	100,000	New York State Dormitory Auth Rev 4.00%, 12/01/2018(4)	102,104
		New York Transportation Development Corp. Rev
	80,000	5.00%, 08/01/2018	81,738
	100,000	5.00%, 01/01/2019	104,258
	25,000	Oyster Bay, NY, Public Improvement, GO 5.00%, 02/15/2019	25,530
	60,000	Town of Oyster Bay, NY, GO 3.00%, 08/15/2020	59,287
	100,000	TSASC, Inc, NY 5.00%, 06/01/2020	108,349

			481,266

		North Dakota - 1.7%
		North Dakota Housing Finance Agency
	140,000	3.50%, 07/01/2046	148,569
	175,000	4.00%, 01/01/2048	190,586

			339,155

		Ohio - 0.7%
		City of Cleveland, OH, Airport System Rev
	60,000	5.00%, 01/01/2022	68,107
	60,000	5.00%, 01/01/2023	69,490

			137,597

The accompanying notes are an integral part of these financial statements.

145

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.5% - (continued)
		Oregon - 0.8%
$	150,000	State of Oregon Housing & Community Services Department 3.50%, 07/01/2048	$159,932

		Pennsylvania - 9.4%
	165,000	Allegheny County, PA, Hospital DA 5.38%, 08/15/2029	175,872
	125,000	Beaver County, PA, GO 4.00%, 11/15/2018	128,435
	250,000	Commonwealth of Pennsylvania, GO 5.00%, 08/15/2019	266,732
	100,000	Lancaster County, PA, Hospital Auth 5.00%, 07/01/2020	107,069
		Lehigh County, PA, IDA
	65,000	1.80%, 02/15/2027(2)(3)	64,674
	55,000	1.80%, 09/01/2029(2)(3)	54,722
	150,000	Montgomery County, PA, IDA Rev 4.00%, 12/01/2020	158,642
	250,000	Pennsylvania Turnpike Commission Rev MUNIPSA + 0.98%, 1.90%, 12/01/2021(2)	253,757
	150,000	Philadelphia, IDA 5.00%, 12/01/2022	173,046
		Philadelphia, PA, Hospitals & Higher Education Facs Auth
	115,000	5.00%, 07/01/2019	120,712
	20,000	5.00%, 07/01/2020	21,451
		Philadelphia, School Dist GO
	85,000	4.00%, 09/01/2022	88,698
	65,000	5.00%, 09/01/2020	70,338
	150,000	Reading, PA, School Dist GO 5.00%, 03/01/2023	172,889

			1,857,037

		Puerto Rico - 0.4%
	40,000	Commonwealth of Puerto Rico, GO 5.50%, 07/01/2019	41,117
		Puerto Rico Electric Power Auth
	25,000	5.00%, 07/01/2019	25,498
	5,000	5.25%, 07/01/2019	5,120

			71,735

		Rhode Island - 2.0%
	150,000	Rhode Island Health & Educational Building Corp. 5.00%, 05/15/2022	169,143
	55,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	56,378
	100,000	Rhode Island Tobacco Settlement Financing Corp. 5.00%, 06/01/2020	108,217
	60,000	Rhode Island Tobacco Settlement Financing Corp. 5.00%, 06/01/2021	66,342

			400,080

		Tennessee - 3.0%
	150,000	Shelby County, TN, Health Educational & Housing Facs Board 4.00%, 09/01/2022	157,383
		Tennessee Housing Development Agency Rev
	165,000	3.50%, 07/01/2045	173,029
	240,000	3.50%, 01/01/2047	253,608

			584,020

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.5% - (continued)
		Texas - 12.4%
$	120,000	Arlington, TX, Higher Education Finance Corp. Rev 4.00%, 02/15/2018	$120,968
	105,000	City of San Antonio, TX, Airport System 5.00%, 07/01/2022	119,611
	350,000	Clear Creek ISD GO 1.45%, 02/15/2035(2)(3)	347,627
	200,000	Corpus Christi ISD GO 2.00%, 08/15/2047(2)(3)	202,250
	210,000	Harris County-Houston, TX, Sports Auth 5.00%, 11/15/2020	231,273
	100,000	Kerrville, TX, Health Facs Development Corp. 5.00%, 08/15/2020	108,456
		Lower Colorado River, TX, Auth Rev
	120,000	4.00%, 05/15/2020	128,025
	100,000	5.00%, 05/15/2020	109,017
	150,000	New Hope, TX, Cultural Education Facs Finance Corp. 1.70%, 11/01/2019	148,455
	265,000	North Texas Tollway Auth Rev 5.63%, 01/01/2033	266,988
	100,000	Tarrant County, TX, Cultural Education Facs Finance Corp. 4.50%, 11/15/2021	99,597
	75,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2018	78,151
	75,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	75,377
	400,000	University of Texas 5.00%, 07/01/2018	410,500

			2,446,295

		Virginia - 0.5%
	90,000	Wise County, VA, IDA Rev 1.88%, 11/01/2040(2)(3)	90,942

		Washington - 1.2%
	55,000	State of Washington, GO 5.00%, 08/01/2019	58,631
	80,000	Washington State Health Care Facs Auth Rev 5.00%, 10/01/2039	84,721
	100,000	Washington State Housing Finance Commission 4.38%, 01/01/2021(4)	100,040

			243,392

		Wisconsin - 0.6%
	100,000	Public Finance Auth, WI 5.00%, 05/15/2020(4)	106,436

		Total Municipal Bonds (cost $19,148,220)	$19,227,228

		Total Long-Term Investments (cost $19,148,220)	$19,227,228

The accompanying notes are an integral part of these financial statements.

146

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 4.6%
	Other Investment Pools & Funds - 4.6%
911,971	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class On behalf of	$911,971

	Total Short-Term Investments (cost $911,971)	$911,971

Total Investments (cost $20,060,191)	102.1%	$20,139,199
Other Assets and Liabilities	(2.1)%	(407,347)

Total Net Assets	100.0%	$19,731,852

The accompanying notes are an integral part of these financial statements.

147

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Security is a zero-coupon bond.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $408,759, which represented 2.1% of total net assets.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $468,873 at October 31, 2017.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

148

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Municipal Bonds	$19,227,228	$—	$19,227,228	$—
Short-Term Investments	911,971	911,971	—	—

Total	$20,139,199	$911,971	$19,227,228	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

149

The Hartford Quality Bond Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.7%
		Asset-Backed - Automobile - 1.1%
$	961,000	Capital Auto Receivables Asset Trust 3.62%, 05/20/2021	$983,450
	525,000	Santander Drive Auto Receivables Trust 2.74%, 01/15/2021	528,724

			1,512,174

		Asset-Backed - Credit Card - 0.9%
		Cabela's Credit Card Master Note Trust
	625,000	1 mo. LIBOR + 0.540%, 1.78%, 03/15/2023(1)	629,549
	605,000	2.71%, 02/17/2026(2)	610,341

			1,239,890

		Asset-Backed - Finance & Insurance - 6.8%
		BlueMountain CLO Ltd.
	675,000	3 mo. USD LIBOR + 1.420%, 2.74%, 11/20/2028(1)(2)	681,413
	605,000	3 mo. USD LIBOR + 2.500%, 3.86%, 04/13/2027(1)(2)	604,570
	550,000	Bowman Park CLO Ltd. 3 mo. USD LIBOR + 1.180%, 2.49%, 11/23/2025(1)(2)	550,148
	250,000	Carlyle Global Market Strategies Ltd. 3 mo. USD LIBOR + 1.300%, 2.65%, 04/17/2025(1)(2)	251,082
	397,244	Cent CLO Ltd. 3 mo. USD LIBOR + 1.120%, 2.48%, 07/23/2025(1)(2)	398,243
	125,000	HSI Asset Securitization Corp. Trust 1 mo. USD LIBOR + 0.270%, 1.51%, 02/25/2036(1)	121,469
	761,308	LCM XVII L.P. 3 mo. USD LIBOR + 1.350%, 2.71%, 10/15/2026(1)(2)	764,719
	785,000	Madison Park Funding Ltd. 3 mo. USD LIBOR + 1.260%, 2.62%, 07/20/2026(1)(2)	793,939
	445,000	Magnetite CLO Ltd. 3 mo. USD LIBOR + 1.300%, 2.66%, 04/15/2026(1)(2)	446,630
		Nationstar HECM Loan Trust
	213,246	1.97%, 05/25/2027(2)	213,069
	82,613	2.24%, 06/25/2026(1)(2)(3)	82,871
	1,210,000	NRZ Advance Receivables Trust 3.11%, 12/15/2050(2)	1,204,612
	152,566	SoFi Consumer Loan Program LLC 3.05%, 12/26/2025(2)	153,839
	875,000	Springleaf Funding Trust 3.16%, 11/15/2024(2)	879,961
	265,000	SPS Servicer Advance Receivables Trust 2.53%, 11/16/2048(2)	262,851
		Towd Point Mortgage Trust
	747,527	2.75%, 10/25/2056(1)(2)(3)	750,138
	234,328	2.75%, 04/25/2057(1)(2)(3)	235,540
	880,000	VOLT LX LLC 4.63%, 10/25/2047(2)(4)	875,025

			9,270,119

		Asset-Backed - Home Equity - 1.5%
	1,095,670	New Residential Mortgage Loan Trust 4.00%, 02/25/2057(1)(2)(3)	1,134,939
	960,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(2)	953,863

			2,088,802

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.7% - (continued)
		Asset-Backed - Student Loan - 0.4%
$	561,058	SLM Student Loan Trust 3 mo. USD LIBOR + 0.040%, 1.41%, 01/25/2019(1)	$559,942

		Commercial Mortgage - Backed Securities - 9.2%
	1,100,000	245 Park Avenue Trust 3.66%, 06/05/2037(1)(2)(3)	1,120,468
	265,000	Citigroup Commercial Mortgage Trust 3.15%, 11/15/2049	267,352
		Commercial Mortgage Trust
	1,150,000	3.35%, 02/10/2048	1,178,812
	618,000	3.63%, 10/10/2048	645,295
	925,000	3.70%, 08/10/2048	974,441
		CSAIL Commercial Mortgage Trust
	1,180,950	3.72%, 08/15/2048	1,240,994
	925,000	3.81%, 11/15/2048	975,661
	750,000	CSMC Trust 2.76%, 04/05/2033(2)	756,241
		FREMF Mortgage Trust
	320,000	3.65%, 09/25/2024(2)	323,844
	320,000	3.70%, 04/25/2048(1)(2)(3)	323,850
	1,240,000	3.94%, 08/25/2023(1)(2)(3)	1,281,104
	600,000	3.95%, 08/25/2047(1)(2)(3)	620,890
	230,000	3.98%, 08/25/2027(1)(2)(3)	232,001
	165,000	4.22%, 06/25/2047(1)(2)(3)	173,413
	184,000	4.34%, 12/25/2044(1)(2)(3)	194,498
	200,000	4.54%, 10/25/2030(1)(2)(3)	202,946
	720,752	4.61%, 01/25/2048(1)(2)(3)	761,744
	500,000	GS Mortgage Securities Corp. 1 mo. LIBOR + 1.300%, 2.54%, 07/15/2032(1)(2)	500,521
	350,000	Wells Fargo Commercial Mortgage Trust 3.70%, 11/15/2048	368,205
	465,000	WF-RBS Commercial Mortgage Trust 3.61%, 11/15/2047	484,181

			12,626,461

		Whole Loan Collateral CMO - 8.8%
	123,354	Angel Oak Mortgage Trust LLC 2.81%, 01/25/2047(1)(2)(3)	123,105
		COLT Mortgage Loan Trust
	183,917	2.75%, 09/25/2046(1)(2)(3)	186,448
	498,828	3.75%, 12/26/2046(1)(2)(3)	511,606
		Connecticut Avenue Securities
	180,165	1 mo. USD LIBOR + 1.450%, 2.69%, 01/25/2029(1)	182,072
	534,894	1 mo. USD LIBOR + 5.000%, 6.24%, 07/25/2025(1)	591,054
	269,669	Deephaven Residential Mortgage Trust 2.73%, 12/26/2046(1)(2)(3)	269,837
		Fannie Mae Connecticut Avenue Securities
	1,005,273	1 mo. USD LIBOR + 0.550%, 1.79%, 01/25/2030(1)	1,005,118
	541,841	1 mo. USD LIBOR + 0.750%, 1.99%, 02/25/2030(1)	542,921
	410,348	1 mo. USD LIBOR + 0.850%, 2.09%, 11/25/2029(1)	411,810
	640,951	1 mo. USD LIBOR + 1.150%, 2.39%, 09/25/2029(1)	646,381
	696,282	1 mo. USD LIBOR + 2.200%, 3.44%, 10/25/2028(1)	702,701

The accompanying notes are an integral part of these financial statements.

150

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.7% - (continued)
		Whole Loan Collateral CMO - 8.8% - (continued)
$	865,000	1 mo. USD LIBOR + 4.250%, 5.49%, 01/25/2029(1)	$963,667
	850,000	1 mo. USD LIBOR + 4.450%, 5.69%, 01/25/2029(1)	936,109
	966,973	1 mo. USD LIBOR + 5.000%, 6.24%, 07/25/2025(1)	1,057,106
	355,829	GSR Mortgage Loan Trust 3.42%, 01/25/2036(1)(3)	355,613
	73,091	IndyMac Index Mortgage Loan Trust 3.64%, 06/25/2036(1)(3)	67,780
		LSTAR Securities Investment Trust
	261,440	1 mo. USD LIBOR + 2.000%, 3.24%, 02/01/2022(1)(2)	260,692
	210,941	1 mo. USD LIBOR + 2.000%, 3.24%, 04/01/2022(1)(2)	210,952
	114,456	MortgageIT Trust 1 mo. USD LIBOR + 0.640%, 1.88%, 02/25/2035(1)	113,936
		New Residential Mortgage Loan Trust
	88,012	3.75%, 05/25/2054(1)(2)(3)	89,719
	256,994	3.75%, 11/25/2056(1)(2)(3)	264,118
	150,677	Residential Accredit Loans, Inc. 4.28%, 09/25/2035(1)(3)	126,873
	43,207	Sequoia Mortgage Trust 1 mo. USD LIBOR + 0.460%, 1.70%, 02/20/2035(1)	42,857
	690,088	Thornburg Mortgage Securities Trust 3.03%, 04/25/2045(1)(3)	692,561
		Towd Point Mortgage Trust
	495,977	2.25%, 04/25/2056(1)(2)(3)	492,846
	90,617	2.75%, 04/25/2055(1)(2)(3)	91,037
	341,744	2.75%, 08/25/2055(1)(2)(3)	342,781
	107,601	3.00%, 03/25/2054(1)(2)(3)	108,522
	642,000	3.75%, 04/25/2055(1)(2)(3)	669,655

			12,059,877

		Total Asset & Commercial Mortgage Backed Securities (cost $39,128,014)	$39,357,265

U.S. GOVERNMENT AGENCIES - 98.2%
		FHLMC - 41.4%
$	15,175	0.00%, 11/15/2036(5)(6)	$14,183
	7,287,484	0.29%, 01/25/2027(1)(3)(7)	173,731
	4,403,616	0.61%, 03/25/2027(1)(3)(7)	213,247
	2,828,287	0.71%, 01/25/2024(1)(3)(7)	95,837
	695,000	1.66%, 07/25/2041(1)(3)(7)	56,344
	2,250,000	1.81%, 11/25/2040(1)(3)(7)	171,620
	287,427	1 mo. USD LIBOR + 1.200%, 2.44%, 07/25/2029(1)	290,813
	322,745	1 mo. USD LIBOR + 1.120%, 2.44%, 08/25/2029(1)	325,863
	326,657	2.50%, 12/15/2026(7)	17,608
	1,468,581	2.50%, 03/15/2028(7)	116,919
	210,655	2.50%, 05/15/2028(7)	17,421
	306,666	3.00%, 05/15/2032(7)	25,503
	1,300,000	3.00%, 11/01/2032(8)	1,332,149
	202,559	3.00%, 03/15/2033(7)	25,642
	1,099,549	3.00%, 01/01/2037	1,117,376
	605,111	3.00%, 06/15/2041	616,198
	1,373,413	3.00%, 07/15/2041	1,398,372
	320,337	3.00%, 01/15/2045	297,559

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 98.2% - (continued)
		FHLMC - 41.4% - (continued)
$	1,795,411	3.00%, 11/01/2046	$1,801,339
	2,602,334	3.00%, 12/01/2046	2,609,145
	995,000	3.12%, 10/25/2031(1)(3)	982,518
	560,250	1 mo. USD LIBOR + 1.950%, 3.19%, 05/25/2025(1)	572,703
	975,000	3.19%, 07/25/2027	1,002,564
	625,000	3.43%, 01/25/2027(1)(3)	655,467
	1,325,000	1 mo. USD LIBOR + 2.250%, 3.49%, 11/25/2028(1)	1,357,513
	378,511	3.50%, 06/15/2026(7)	30,057
	110,825	3.50%, 09/15/2026(7)	10,755
	199,085	3.50%, 03/15/2027(7)	18,357
	961,550	3.50%, 03/15/2041(7)	119,400
	1,478,538	3.50%, 08/01/2047	1,520,983
	2,500,000	3.50%, 11/01/2047	2,571,770
	9,500,000	3.50%, 11/01/2047(8)	9,766,074
	1,000,000	3.50%, 12/01/2047(8)	1,026,152
	316,695	4.00%, 08/15/2026(7)	30,697
	466,876	4.00%, 07/15/2027(7)	48,052
	920,586	4.00%, 03/15/2028(7)	92,527
	195,234	4.00%, 06/15/2028(7)	21,559
	388,769	4.00%, 06/15/2041	410,332
	571,000	4.00%, 08/15/2043	613,010
	366,832	4.00%, 07/01/2044	385,131
	1,386,649	4.00%, 09/01/2047	1,456,251
	3,350,000	4.00%, 11/01/2047(8)	3,515,668
	1,000,000	4.00%, 12/01/2047(8)	1,047,695
	1,271,393	4.04%, 05/25/2028(1)(3)	1,313,855
	126,944	4.50%, 02/01/2039	135,727
	1,237,384	4.50%, 07/01/2042	1,325,979
	210,731	4.50%, 09/01/2044	225,053
	12,465,000	4.50%, 11/01/2047(8)	13,316,125
	273,802	5.00%, 09/15/2033(7)	57,682
	508,399	5.00%, 05/01/2039	555,159
	792,460	5.00%, 08/01/2039	865,999
	294,150	5.00%, 07/01/2041	321,141
	100,000	5.00%, 11/01/2047(8)	108,213
	58,060	5.50%, 08/15/2033	64,408
	391,854	5.50%, 04/01/2038	435,683

			56,697,128

		FNMA - 33.1%
$	126,356	0.00%, 06/25/2036(5)(6)	110,280
	619,808	1.62%, 04/25/2055(1)(3)(7)	32,476
	843,501	1.86%, 08/25/2044(1)(3)(7)	40,577
	667,333	1.90%, 06/25/2055(1)(3)(7)	35,288
	469,175	2.00%, 09/25/2039	453,353
	335,000	2.00%, 02/25/2043	278,397
	52,820	2.50%, 06/25/2028(7)	4,166
	420,000	2.50%, 03/25/2043	368,710
	1,891,342	2.54%, 07/01/2026	1,844,356
	100,000	2.68%, 05/01/2025	100,209
	454,773	2.71%, 12/01/2027	450,475
	606,596	2.85%, 06/01/2027	607,531
	1,140,000	2.87%, 02/01/2032	1,101,133
	950,000	2.95%, 10/01/2025	968,269
	345,088	2.95%, 01/01/2028	345,960
	1,170,000	2.97%, 06/01/2027	1,178,916
	975,000	2.99%, 11/01/2025	989,778
	524,457	3.00%, 02/25/2027(7)	42,944
	176,070	3.00%, 09/25/2027(7)	18,305

The accompanying notes are an integral part of these financial statements.

151

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 98.2% - (continued)
		FNMA - 33.1% - (continued)
$	484,758	3.00%, 02/25/2028(7)	$44,382
	141,027	3.00%, 04/25/2028(7)	13,292
	169,578	3.00%, 06/01/2032	173,859
	215,001	3.00%, 07/01/2032	220,429
	850,000	3.00%, 11/01/2032(8)	870,984
	1,109,435	3.00%, 03/01/2037	1,127,778
	298,488	3.00%, 10/01/2037	303,147
	486,215	3.00%, 04/25/2045	455,857
	347,375	3.02%, 03/01/2027	352,459
	1,335,579	3.10%, 01/01/2027	1,363,843
	1,162,049	3.14%, 11/01/2027	1,185,818
	1,340,000	3.38%, 12/01/2029	1,385,646
	1,875,327	3.50%, 11/01/2026	1,948,323
	229,786	3.50%, 05/25/2027(7)	24,194
	332,263	3.50%, 10/25/2027(7)	35,684
	82,954	3.50%, 05/25/2030(7)	10,418
	102,329	3.50%, 08/25/2030(7)	11,367
	266,088	3.50%, 02/25/2031(7)	23,951
	194,836	3.50%, 09/25/2035(7)	30,138
	254,452	3.50%, 09/01/2043	261,858
	443,281	3.50%, 10/01/2044	458,655
	470,186	3.50%, 02/01/2045	483,681
	880,462	3.50%, 01/01/2046	905,734
	439,515	3.50%, 02/01/2046	452,130
	947,712	3.50%, 09/01/2046	974,914
	392,243	3.50%, 10/01/2046	403,502
	157,305	3.50%, 10/25/2046(7)	36,140
	285,445	3.50%, 11/01/2046	295,411
	200,000	3.55%, 02/01/2030	209,872
	1,236,748	3.57%, 10/01/2029	1,299,871
	5,000	3.86%, 12/01/2025	5,369
	14,108	3.87%, 10/01/2025	15,204
	14,478	3.89%, 05/01/2030	15,600
	333,218	3.96%, 05/01/2034	357,922
	156,873	3.97%, 05/01/2029	169,427
	511,907	4.00%, 05/25/2027(7)	49,539
	700,000	4.00%, 11/01/2032(8)	723,023
	663,798	4.00%, 12/01/2040	699,825
	164,232	4.00%, 03/01/2041	173,094
	50,853	4.00%, 03/25/2042(7)	7,268
	547,320	4.00%, 11/25/2043	576,139
	27,029	4.00%, 08/01/2044	28,396
	253,691	4.00%, 10/01/2044	266,484
	448,036	4.00%, 11/01/2044	470,706
	457,536	4.00%, 05/01/2045	480,510
	274,588	4.00%, 07/01/2045	291,376
	973,488	4.00%, 05/01/2046	1,024,242
	238,275	4.00%, 06/01/2046	250,203
	284,044	4.00%, 04/01/2047	301,328
	5,560,000	4.00%, 11/01/2047(8)	5,835,828
	7,700,000	4.00%, 12/01/2047(8)	8,069,811
	9,143	4.06%, 10/01/2028	9,957
	488,150	4.06%, 03/01/2030	526,863
	92,878	4.50%, 07/25/2027(7)	10,131
	126,527	4.50%, 08/01/2041	137,117
	36,615	4.50%, 09/01/2041	39,441
	52,045	5.46%, 05/25/2042(1)(3)(7)	5,764
	325,000	5.50%, 11/01/2047(8)	358,601
	453,810	6.00%, 09/25/2047(7)	114,016

			45,347,644

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 98.2% - (continued)
		GNMA - 21.9%
$	548,176	2.14%, 04/20/2040	$467,171
	230,240	3.00%, 09/20/2028(7)	21,047
	268,985	3.00%, 09/16/2042	251,754
	262,017	3.00%, 09/20/2042	245,907
	133,653	3.00%, 02/16/2043(7)	23,810
	74,418	3.00%, 08/15/2045	75,357
	178,127	3.00%, 11/20/2045	180,399
	10,294,919	3.00%, 12/20/2046(9)	10,426,227
	202,513	3.00%, 05/20/2047	189,663
	116,193	3.50%, 02/16/2027(7)	11,230
	270,802	3.50%, 03/20/2027(7)	28,089
	258,349	3.50%, 07/20/2040(7)	29,255
	330,432	3.50%, 02/20/2041(7)	40,202
	555,542	3.50%, 04/20/2042(7)	71,016
	831,887	3.50%, 10/20/2042(7)	170,353
	467,521	3.50%, 07/20/2043(7)	70,737
	2,388,802	3.50%, 08/20/2047	2,480,883
	1,174,962	3.50%, 10/20/2047	1,220,253
	2,425,000	3.50%, 11/01/2047(8)	2,515,843
	700,000	3.50%, 12/01/2047(8)	725,047
	1,712,088	4.00%, 04/16/2026(7)	180,630
	82,914	4.00%, 12/16/2026(7)	8,775
	1,027,027	4.00%, 05/20/2029(7)	107,936
	187,406	4.00%, 02/15/2041	199,694
	44,491	4.00%, 05/16/2042(7)	7,241
	158,978	4.00%, 03/20/2043(7)	36,172
	64,836	4.00%, 01/20/2044(7)	14,026
	518,049	4.00%, 03/20/2047(7)	100,556
	1,124,226	4.00%, 04/20/2047	1,183,476
	765,744	4.00%, 07/20/2047(7)	155,320
	1,150,000	4.00%, 10/20/2047	1,213,543
	1,275,000	4.00%, 11/01/2047(8)	1,338,750
	1,100,000	4.00%, 12/01/2047(8)	1,154,184
	443,149	4.50%, 06/20/2039	469,440
	268,961	4.50%, 09/16/2040	302,390
	67,824	4.50%, 09/20/2041	72,915
	38,858	4.50%, 05/20/2044	41,235
	82,895	4.50%, 06/20/2044	87,966
	70,099	4.50%, 10/20/2044	74,387
	234,913	4.50%, 04/20/2045(7)	52,328
	43,666	4.50%, 01/20/2046	46,337
	1,335,000	4.50%, 11/01/2047(8)	1,415,100
	181,014	5.00%, 05/20/2034	197,989
	56,479	5.00%, 07/15/2039	62,598
	654,686	5.00%, 02/16/2040(7)	152,962
	448,029	5.00%, 05/20/2040(7)	101,612
	689,640	5.00%, 04/20/2041	802,011
	42,867	5.00%, 06/15/2041	46,858
	216,093	5.00%, 10/16/2041(7)	36,947
	40,734	5.00%, 03/15/2044	44,520
	174,125	5.00%, 01/16/2047(7)	40,173
	512,272	5.50%, 05/20/2038	560,385
	399,407	5.50%, 03/20/2039(7)	89,827
	502,216	5.50%, 02/16/2047(7)	111,642
	29,205	6.00%, 01/15/2039	32,835
	186,448	6.00%, 09/15/2040	209,621
	431,646	6.00%, 02/20/2046(7)	100,791

			30,097,415

The accompanying notes are an integral part of these financial statements.

152

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 98.2% - (continued)
		SLM Student Loan Trust - 1.8%
$	431,021	3 mo. USD LIBOR + 0.550%, 1.92%, 04/27/2026(1)(2)	$432,810
	355,898	1 mo. USD LIBOR + 0.750%, 1.99%, 05/26/2026(1)	353,728
	829,245	3 mo. USD LIBOR + 1.200%, 2.52%, 12/15/2033(1)(2)	840,022
	835,471	3 mo. USD LIBOR + 1.500%, 2.87%, 04/25/2023(1)	856,559

			2,483,119

		Total U.S. Government Agencies (cost $134,766,955)	$134,625,306

U.S. GOVERNMENT SECURITIES - 5.3%
		Other Direct Federal Obligations - 0.6%
		FHLB - 0.06%
	700,000	Tennessee Valley Authority Power 4.25%, 09/15/2065	$793,582

		U.S. Treasury Securities - 4.7%
		U.S. Treasury Notes - 4.7%
	6,434,599	U.S. Treasury Notes 0.13%, 01/15/2023(10)	6,407,289

			6,407,289

		Total U.S. Government Securities (cost $7,276,607)	$7,200,871

		Total Long-Term Investments (cost $181,171,576)	$181,183,442

SHORT-TERM INVESTMENTS - 1.5%
		Other Investment Pools & Funds - 1.5%
	2,117,727	Fidelity Institutional Government Fund, Institutional Class, 0.92%(11)	$2,117,727

		Total Short-Term Investments (cost $2,117,727)	$2,117,727

Total Investments Excluding Purchased Options (cost $183,289,303)	133.7%	$183,301,169

Total Purchased Options (cost $863,250)	0.6%	$808,185

Total Investments (cost $184,152,553)	134.3%	$184,109,354
Other Assets and Liabilities	(34.3)%	(47,042,645)

Total Net Assets	100.0%	$137,066,709

The accompanying notes are an integral part of these financial statements.

153

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $23,233,463, which represented 17.0% of total net assets.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Securities disclosed are principal-only strips.

(6)	Security is a zero-coupon bond.

(7)	Securities disclosed are interest-only strips.

(8)	Represents or includes a TBA transaction.

(9)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(10)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(11)	Current yield as of period end.

OTC Swaption Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA- Interest Rate Swap Expiring 08/04/57	MSC	2.45%	Receive	08/02/27	USD	2,500,000	2,500,000	$345,539	$402,043	$(56,504)

Puts
3 Month USD-LIBOR-BBA- Interest Rate Swap Expiring 08/04/57	MSC	2.45%	Pay	08/02/27	USD	2,500,000	2,500,000	$462,646	$461,207	$1,439

Total purchased swaption contracts							5,000,000	$808,185	$863,250	$(55,065)

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	173	12/19/2017	$21,614,188	$(102,269)
U.S. Treasury 2-Year Note Future	9	12/29/2017	1,938,234	(6,579)
U.S. Treasury Long Bond Future	32	12/19/2017	4,879,000	(48,799)
U.S. Treasury Ultra Bond Future	50	12/19/2017	8,239,063	(106,727)

Total				$(264,374)

Total futures contracts				$(264,374)

The accompanying notes are an integral part of these financial statements.

154

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2017

TBA Sale Commitments Outstanding at October 31, 2017
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$4,300,000	12/01/2047	$(4,296,893)	$(18,351)
FNMA, 2.50%	1,270,000	11/01/2032	(1,275,754)	2,189
FNMA, 3.00%	2,847,000	11/01/2047	(2,848,557)	1,425
FNMA, 3.50%	4,490,000	11/01/2032	(4,664,338)	5,788
FNMA, 3.50%	9,700,000	11/01/2047	(9,971,676)	754
FNMA, 4.00%	1,800,000	11/01/2047	(1,889,297)	351
FNMA, 4.50%	10,390,000	11/01/2047	(11,109,183)	25,288
FNMA, 5.00%	1,600,000	11/01/2047	(1,736,857)	6,143
GNMA, 3.00%	3,650,000	11/01/2047	(3,693,201)	15,949
GNMA, 4.00%	6,500,000	12/01/2047	(6,820,176)	1,650

Total (proceeds receivable $48,347,118)			$(48,305,932)	$41,186

At October 31, 2017, the aggregate market value of TBA Sale Commitments represents (35.2)% of total net assets.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	2.14% Fixed	USD	$800,000	05/15/24	Semi-Annual	$—	$(7,200)	$159	$7,359
3M USD LIBOR	2.14% Fixed	USD	3,080,000	05/15/24	Semi-Annual	—	—	4,204	4,204
3M USD LIBOR	2.20% Fixed	USD	3,065,000	05/15/24	Semi-Annual	—	—	(7,272)	(7,272)
3M USD LIBOR	2.20% Fixed	USD	3,075,000	05/15/24	Semi-Annual	—	—	(10,882)	(10,882)
3M USD LIBOR	2.28% Fixed	USD	525,000	07/14/27	Semi-Annual	—	(5,928)	1,518	7,446
3M USD LIBOR	2.28% Fixed	USD	5,925,000	07/14/27	Semi-Annual	—	—	(6,266)	(6,266)
3M USD LIBOR	2.69% Fixed	USD	1,075,000	11/15/43	Semi-Annual	—	—	(20,078)	(20,078)
3M USD LIBOR	2.41% Fixed	USD	312,500	08/03/47	Semi-Annual	—	—	11,268	11,268

Total						$—	$(13,128)	$(27,349)	$(14,221)

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
138,000,000	JPY	1,218,116	USD	CBK	11/17/17	$—	$(3,564)
4,918,822	USD	552,000,000	JPY	ANZ	11/17/17	60,616	—
1,234,027	USD	138,000,000	JPY	ANZ	01/17/18	15,340	—
1,222,308	USD	138,000,000	JPY	CBK	01/17/18	3,620	—

Total						$79,576	$(3,564)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
CBK	Citibank NA
MSC	Morgan Stanley

Currency Abbreviations:
JPY	Japanese Yen
USD	United States Dollar

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

155

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$39,357,265	$—	$39,357,265	$—
U.S. Government Agencies	134,625,306	—	134,625,306	—
U.S. Government Securities	7,200,871	—	7,200,871	—
Short-Term Investments	2,117,727	2,117,727	—	—
Purchased Options	808,185	—	808,185	—
Foreign Currency Contracts(2)	79,576	—	79,576	—
Swaps - Interest Rate(2)	30,277	—	30,277	—

Total	$184,219,207	$2,117,727	$182,101,480	$—

Liabilities
Foreign Currency Contracts(2)	$(3,564)	$—	$(3,564)	$—
Futures Contracts(2)	(264,374)	(264,374)	—	—
Swaps - Interest Rate(2)	(44,498)	—	(44,498)	—
TBA Sale Commitments	(48,305,932)	—	(48,305,932)	—

Total	$(48,618,368)	$(264,374)	$(48,353,994)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

156

The Hartford Short Duration Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.1%
		Asset-Backed - Automobile - 0.6%
$	920,000	Credit Acceptance Auto Loan Trust 2.65%, 06/15/2026(1)	$919,926
	1,055,000	GM Financial Automobile Leasing Trust 1.97%, 05/20/2020	1,047,503
	3,000,000	Santander Drive Auto Receivables Trust 2.46%, 03/15/2022	3,010,166
	655,000	Westlake Automobile Receivables Trust 2.30%, 11/15/2019(1)	656,023

			5,633,618

		Asset-Backed - Credit Card - 0.3%
	2,480,000	Golden Credit Card Trust 1.60%, 09/15/2021(1)	2,464,024

		Asset-Backed - Finance & Insurance - 7.1%
		Apidos CLO
	1,586,562	3 mo. USD LIBOR + 1.100%, 2.46%, 04/15/2025(1)(2)	1,592,819
	3,110,000	3 mo. USD LIBOR + 1.310%, 2.66%, 04/17/2026(1)(2)	3,127,957
		Bayview Opportunity Master Fund Trust
	678,552	3.11%, 09/28/2032(1)	678,895
	688,329	3.50%, 01/28/2055(1)(2)(3)	703,768
	1,200,108	3.50%, 06/28/2057(1)(2)(3)	1,224,242
	1,521,977	3.50%, 01/28/2058(1)(2)(3)	1,557,735
	461,734	4.00%, 11/28/2053(1)(2)(3)	479,409
	1,422,604	4.00%, 10/28/2064(1)(2)(3)	1,478,247
		Carlyle Global Market Strategies Ltd.
	618,691	3 mo. USD LIBOR + 1.150%, 2.50%, 04/18/2025(1)(2)	621,524
	2,500,000	3 mo. USD LIBOR + 1.800%, 3.15%, 04/17/2025(1)(2)	2,499,052
	2,640,000	Cent CLO Ltd. 3 mo. USD LIBOR + 1.100%, 2.47%, 01/25/2026(1)(2)	2,651,027
	2,125,000	CIFC Funding Ltd. 3 mo. USD LIBOR + 1.250%, 2.61%, 07/16/2030(1)(2)	2,153,673
		Dryden Senior Loan Fund
	1,990,000	3 mo. USD LIBOR + 1.080%, 2.43%, 04/18/2026(1)(2)	1,995,266
	1,100,000	3 mo. USD LIBOR + 1.800%, 3.16%, 07/15/2027(1)(2)	1,110,235
	60,873	Hasco NIM Cayman Co. 6.25%, 12/26/2035*(1)(4)(5)(14)	—
	3,250,000	Limerock CLO Ltd. 3 mo. USD LIBOR + 1.300%, 2.65%, 04/18/2026(1)(2)	3,271,963
	180,481	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046*(1)(4)(5)(14)	—
	4,610,000	Magnetite Ltd. 3 mo. USD LIBOR + 1.500%, 2.87%, 07/25/2026(1)(2)	4,605,372
		Nationstar HECM Loan Trust
	1,105,601	1.97%, 05/25/2027(1)	1,104,683
	224,554	2.01%, 08/25/2026(1)	224,554
	1,572,824	2.04%, 09/25/2027(1)(2)(3)	1,572,708
	359,440	2.24%, 06/25/2026(1)(2)(3)	360,563
		NRZ Advance Receivables Trust
	4,205,000	3.11%, 12/15/2050(1)	4,186,275
	2,185,000	3.21%, 02/15/2051(1)	2,177,714

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -15.1% - (continued)
		Asset-Backed - Finance & Insurance - 7.1% - (continued)
$	2,210,835	Octagon Investment Partners Ltd. 3 mo. USD LIBOR + 1.120%, 2.47%, 07/17/2025(1)(2)	$2,215,619
	2,060,000	SBA Tower Trust 2.90%, 10/15/2044(1)(3)	2,075,917
	802,319	SoFi Consumer Loan Program LLC 3.28%, 01/26/2026(1)	812,085
	3,840,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	3,850,113
	4,035,000	Symphony CLO L.P. 1 mo. USD LIBOR + 1.750%, 2.99%, 01/09/2023(1)(2)	4,034,108
		Towd Point Mortgage Trust
	3,844,424	2.75%, 10/25/2056(1)(2)(3)	3,857,854
	1,016,638	2.75%, 04/25/2057(1)(2)(3)	1,021,897
	1,520,558	2.75%, 07/25/2057(1)(2)(3)	1,525,794
	1,485,000	Verizon Owner Trust 2.22%, 12/20/2021(1)	1,482,072
	1,910,000	Vibrant CLO Ltd. 3 mo. USD LIBOR + 1.480%, 2.84%, 04/20/2026(1)(2)	1,911,614
	972,487	VOLT LX LLC 3.25%, 04/25/2059(1)(3)	977,502
	1,745,000	VOLT LXIII LLC 3.00%, 10/25/2047(1)(3)	1,744,974
	1,160,000	Voya CLO Ltd. 3 mo. USD LIBOR + 0.950%, 2.31%, 10/14/2026(1)(2)	1,167,090

			66,054,320

		Asset-Backed - Home Equity - 0.9%
	651,293	Accredited Mortgage Loan Trust 1 mo. USD LIBOR + 0.680%, 1.92%, 01/25/2035(2)	652,552
	52,938	Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates 1 mo. USD LIBOR + 1.100%, 2.34%, 09/25/2034(2)	52,989
	1,395,474	Morgan Stanley Capital I Trust 1 mo. USD LIBOR + 0.760%, 2.00%, 01/25/2035(2)	1,397,876
	1,896,353	New Residential Mortgage Loan Trust 4.00%, 02/25/2057(1)(2)(3)	1,964,318
	4,000,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	3,974,427
	107,852	Renaissance Home Equity Loan Trust 9.79%, 04/25/2037*(1)(2)(3)	1
	351,717	Residential Asset Securities Corp. 5.22%, 07/25/2034(2)(3)	361,429

			8,403,592

		Commercial Mortgage - Backed Securities - 2.2%
	370,892	COMM Mortgage Trust 1.28%, 08/10/2046	370,285
	885,216	DBUBS Mortgage Trust 0.74%, 11/10/2046(1)(2)(3)(6)	15,158
		FREMF Mortgage Trust
	5,065,400	3.00%, 10/25/2047(1)(2)(3)	5,066,520
	885,000	3.81%, 06/25/2047(1)(2)(3)	901,778
	3,028,530	4.13%, 02/25/2046(1)(2)(3)	3,075,170
	2,370,000	4.16%, 09/25/2044(1)(2)(3)	2,395,932

The accompanying notes are an integral part of these financial statements.

157

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -15.1% - (continued)
		Commercial Mortgage - Backed Securities - 2.2% - (continued)
		JP Morgan Chase Commercial Mortgage Securities Trust
$	1,666,138	3.91%, 05/05/2030(1)	$1,731,794
	3,125,000	4.39%, 07/15/2046(1)	3,310,539
	400,871	Morgan Stanley Re-Remic Trust 1.00%, 03/27/2051(1)	402,225
	3,190,000	Series RRX Trust 0.00%, 08/26/2044(1)(7)(8)	3,125,010

			20,394,411

		Whole Loan Collateral CMO - 4.0%
		Angel Oak Mortgage Trust LLC
	1,332,156	2.48%, 07/25/2047(1)(2)(3)	1,326,602
	503,990	2.81%, 01/25/2047(1)(2)(3)	502,973
	4,400,110	CIM Trust 3.00%, 04/25/2057(1)(2)(3)	4,430,516
		COLT Mortgage Loan Trust
	713,056	2.80%, 12/26/2046(1)(2)(3)	713,320
	1,014,471	3.75%, 12/26/2046(1)(2)(3)	1,040,457
		Connecticut Avenue Securities
	62,968	1 mo. USD LIBOR + 0.950%, 2.19%, 05/25/2024(2)	63,005
	118,542	1 mo. USD LIBOR + 1.200%, 2.44%, 07/25/2024(2)	118,630
		Deephaven Residential Mortgage Trust
	1,419,602	2.45%, 06/25/2047(1)(2)(3)	1,411,902
	932,909	2.73%, 12/26/2046(1)(2)(3)	933,489
	1,124,056	Fannie Mae Connecticut Avenue Securities 1 mo. USD LIBOR + 1.150%, 2.39%, 09/25/2029(2)	1,133,578
	1,276,751	LSTAR Securities Investment Trust 1 mo. USD LIBOR + 2.000%, 3.24%, 04/01/2022(1)(2)	1,276,816
	1,107,845	MFA Trust 2.59%, 02/25/2057(1)(2)(3)	1,100,881
		Mill City Mortgage Loan Trust
	1,266,819	2.50%, 04/25/2057(1)(2)(3)	1,264,237
	3,265,167	2.75%, 02/25/2058(1)(2)(3)	3,272,072
	2,500,000	Mortgage Repurchase Agreement Financing Trust 1 mo. USD LIBOR + 1.170%, 2.41%, 06/10/2019(1)(2)	2,499,977
		New Residential Mortgage Loan Trust
	929,772	3.25%, 09/25/2056(1)(2)(3)	943,026
	898,389	3.75%, 11/26/2035(1)(2)(3)	925,010
	669,279	3.75%, 03/25/2056(1)(2)(3)	689,308
	967,829	3.75%, 11/25/2056(1)(2)(3)	994,657
	1,847,749	4.00%, 03/25/2057(1)(2)(3)	1,914,414
	1,271,929	4.00%, 04/25/2057(1)(2)(3)	1,315,855
	1,968,033	4.00%, 05/25/2057(1)(2)(3)	2,039,976
		Towd Point Mortgage Trust
	1,673,475	2.25%, 04/25/2056(1)(2)(3)	1,662,913
	2,747,167	2.25%, 07/25/2056(1)(2)(3)	2,726,382
	633,320	2.75%, 02/25/2055(1)(2)(3)	635,732
	1,576,300	2.75%, 04/25/2055(1)(2)(3)	1,582,742
	666,908	2.75%, 05/25/2055(1)(2)(3)	669,450

			37,187,920

		Total Asset & Commercial Mortgage Backed Securities (cost $140,560,959)	$140,137,885

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4%
		Aerospace/Defense - 0.0%
$	365,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	$368,970

		Agriculture - 0.1%
	644,000	Reynolds American, Inc. 3.25%, 06/12/2020	660,338

		Auto Manufacturers - 3.1%
	2,500,000	American Honda Finance Corp. 1.70%, 09/09/2021	2,454,780
		Daimler Finance NA LLC
	2,000,000	2.00%, 07/06/2021(1)	1,969,054
	2,500,000	2.25%, 09/03/2019(1)	2,508,214
		Ford Motor Credit Co. LLC
	3,500,000	2.02%, 05/03/2019	3,497,521
	2,000,000	2.46%, 03/27/2020	2,008,259
		General Motors Financial Co., Inc.
	2,500,000	3.15%, 06/30/2022	2,526,269
	2,500,000	3.20%, 07/06/2021	2,550,944
		Harley-Davidson Financial Services, Inc.
	840,000	2.40%, 09/15/2019(1)	842,864
	2,500,000	2.85%, 01/15/2021(1)	2,522,591
		Hyundai Capital America
	2,000,000	2.00%, 07/01/2019(1)	1,983,579
	2,490,000	2.60%, 03/19/2020(1)	2,484,544
		Nissan Motor Acceptance Corp.
	1,000,000	2.15%, 09/28/2020(1)	996,788
	1,250,000	2.55%, 03/08/2021(1)	1,256,400
	750,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(1)	753,375

			28,355,182

		Auto Parts & Equipment - 0.6%
	500,000	Delphi Automotive plc 3.15%, 11/19/2020	511,817
	4,237,000	Goodyear Tire & Rubber Co. 8.75%, 08/15/2020	4,936,105

			5,447,922

		Beverages - 0.8%
	4,000,000	Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	4,051,038
	2,435,000	Constellation Brands, Inc. 2.65%, 11/07/2022	2,424,822
	340,000	2.70%, 05/09/2022	340,918
	625,000	Molson Coors Brewing Co. 2.10%, 07/15/2021	617,504

			7,434,282

		Biotechnology - 0.5%
	1,500,000	Amgen, Inc. 2.13%, 05/01/2020	1,498,546
	1,055,000	Biogen, Inc. 2.90%, 09/15/2020	1,077,133
	2,000,000	Celgene Corp. 2.88%, 08/15/2020	2,030,890

			4,606,569

		Chemicals - 0.5%
	4,500,000	Air Liquide Finance S.A. 1.75%, 09/27/2021(1)	4,393,899

The accompanying notes are an integral part of these financial statements.

158

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Commercial Banks - 20.4%
		ABN Amro Bank N.V.
$	1,500,000	1.80%, 09/20/2019(1)	$1,493,265
	1,000,000	2.45%, 06/04/2020(1)	1,006,270
		Banco Santander S.A.
	1,600,000	3.13%, 02/23/2023	1,605,728
	1,200,000	3.50%, 04/11/2022	1,229,599
		Bank of America Corp.
	3,020,000	2.15%, 11/09/2020	3,007,208
	3,500,000	2.50%, 10/21/2022	3,459,524
	2,000,000	2.63%, 10/19/2020	2,017,471
	2,000,000	2.63%, 04/19/2021	2,009,954
	1,395,000	Bank of New York Mellon Corp. 3 mo. USD LIBOR + 1.050%, 2.43%, 10/30/2023(2)	1,432,038
	1,000,000	Bank of Nova Scotia 2.70%, 03/07/2022	1,007,614
	3,250,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 2.35%, 09/08/2019(1)	3,265,442
	1,500,000	Banque Federative du Credit Mutuel S.A. 2.70%, 07/20/2022(1)	1,501,631
		Barclays plc
	2,500,000	2.75%, 11/08/2019	2,523,825
	1,850,000	2.88%, 06/08/2020	1,869,379
	2,625,000	3.25%, 01/12/2021	2,667,244
		BB&T Corp.
	1,750,000	2.05%, 05/10/2021	1,738,791
	1,750,000	2.75%, 04/01/2022	1,772,879
		BNP Paribas S.A.
	1,500,000	2.38%, 05/21/2020	1,514,139
	580,000	2.95%, 05/23/2022(1)	586,196
		BPCE S.A.
	1,650,000	2.50%, 07/15/2019	1,663,324
	300,000	3.00%, 05/22/2022(1)	301,415
	1,250,000	Capital One Financial Corp. 3.05%, 03/09/2022	1,267,792
		Citigroup, Inc.
	2,000,000	2.40%, 02/18/2020	2,010,330
	965,000	2.50%, 07/29/2019	971,369
	4,500,000	2.90%, 12/08/2021	4,548,175
		Citizens Bank NA
	770,000	2.55%, 05/13/2021	773,168
	4,500,000	2.65%, 05/26/2022	4,497,163
	665,000	Citizens Financial Group, Inc. 2.38%, 07/28/2021	659,726
	1,555,000	Compass Bank 2.75%, 09/29/2019	1,566,753
		Cooperatieve Rabobank UA
	1,650,000	2.50%, 01/19/2021	1,666,558
	1,500,000	2.75%, 01/10/2022	1,522,979
	1,800,000	Credit Agricole S.A. 2.75%, 06/10/2020(1)	1,825,429
	2,001,000	Credit Suisse Group AG 3.57%, 01/09/2023(1)	2,048,751
	2,000,000	Credit Suisse Group Funding Guernsey Ltd. 3.45%, 04/16/2021	2,055,835
		Danske Bank A/S
	1,120,000	2.00%, 09/08/2021(1)	1,102,305
	1,250,000	2.70%, 03/02/2022(1)	1,256,050
	1,250,000	2.80%, 03/10/2021(1)	1,267,458
	2,290,000	Deutsche Bank AG 2.70%, 07/13/2020	2,298,078

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Commercial Banks - 20.4% - (continued)
$	2,600,000	Discover Bank 3.10%, 06/04/2020	$2,650,890
	2,150,000	DNB Bank ASA 2.38%, 06/02/2021(1)	2,152,983
		Fifth Third Bancorp
	1,100,000	2.25%, 06/14/2021	1,098,412
	1,750,000	2.60%, 06/15/2022	1,743,456
	1,500,000	Fifth Third Bank 2.20%, 10/30/2020	1,500,529
		Goldman Sachs Group, Inc.
	1,225,000	2.35%, 11/15/2021	1,213,316
	2,000,000	2.60%, 12/27/2020	2,011,091
	660,000	2.63%, 04/25/2021	662,411
	545,000	2.75%, 09/15/2020	550,866
	1,005,000	2.88%, 02/25/2021	1,017,952
	4,000,000	3.00%, 04/26/2022	4,038,582
	1,800,000	HSBC Holdings plc 2.95%, 05/25/2021	1,831,004
	2,135,000	3 mo. USD LIBOR + 1.055%, 3.26%, 03/13/2023(2)	2,181,977
	1,150,000	3.40%, 03/08/2021	1,185,161
	1,550,000	HSBC USA, Inc. 2.35%, 03/05/2020	1,558,513
		Huntington Bancshares, Inc.
	2,000,000	2.30%, 01/14/2022	1,974,918
	1,700,000	3.15%, 03/14/2021	1,741,359
		Huntington National Bank
	1,785,000	2.20%, 04/01/2019	1,791,677
	1,250,000	2.38%, 03/10/2020	1,256,436
	2,395,000	ING Bank N.V. 2.50%, 10/01/2019(1)	2,413,517
	705,000	ING Groep N.V. 3.15%, 03/29/2022	719,155
	1,955,000	Intesa Sanpaolo S.p.A. 3.13%, 07/14/2022(1)	1,960,179
		JP Morgan Chase & Co.
	4,000,000	2.30%, 08/15/2021	3,983,324
	3,000,000	2.40%, 06/07/2021	3,005,107
	3,000,000	2.55%, 03/01/2021	3,019,349
	1,800,000	3 mo. USD LIBOR + 1.230%, 2.60%, 10/24/2023(2)	1,848,240
	1,500,000	2.75%, 06/23/2020	1,523,493
		KeyBank NA
	1,500,000	2.40%, 06/09/2022	1,491,352
	2,000,000	2.50%, 12/15/2019	2,021,382
	905,000	2.50%, 11/22/2021	908,551
	2,500,000	Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	2,510,746
	1,045,000	1 mo. USD LIBOR + 1.215%, 2.46%, 12/28/2020(2)	1,043,970
	1,500,000	Mizuho Financial Group, Inc. 2.63%, 04/12/2021(1)	1,501,158
	1,000,000	Morgan Stanley 3 mo. USD LIBOR + 0.930%, 2.29%, 07/22/2022(2)	1,006,889
	920,000	2.50%, 04/21/2021	922,019
	1,500,000	2.65%, 01/27/2020	1,513,533
	2,000,000	2.75%, 05/19/2022	2,004,987
	2,000,000	3 mo. USD LIBOR + 1.400%, 2.77%, 10/24/2023(2)	2,056,203
	1,750,000	5.63%, 09/23/2019	1,860,912

The accompanying notes are an integral part of these financial statements.

159

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Commercial Banks - 20.4% - (continued)
$	1,000,000	National Australia Bank Ltd. 1.88%, 07/12/2021	$982,688
	2,000,000	Nordea Bank AB 1.63%, 09/30/2019(1)	1,986,246
	1,500,000	PNC Bank NA 2.45%, 11/05/2020	1,512,008
		Regions Financial Corp.
	2,500,000	2.75%, 08/14/2022	2,504,347
	2,250,000	3.20%, 02/08/2021	2,300,880
	1,500,000	Royal Bank of Canada 2.50%, 01/19/2021	1,514,042
		Santander Holdings USA, Inc.
	1,115,000	2.65%, 04/17/2020	1,122,085
	3,530,000	3.70%, 03/28/2022(1)	3,611,845
	2,250,000	Santander UK plc 2.38%, 03/16/2020	2,268,514
		Skandinaviska Enskilda Banken AB
	1,400,000	2.63%, 11/17/2020(1)	1,416,267
	1,500,000	2.80%, 03/11/2022	1,520,594
	1,800,000	Societe Generale S.A. 3.25%, 01/12/2022(1)	1,829,001
	3,000,000	Standard Chartered plc 2.40%, 09/08/2019(1)	3,005,859
	2,200,000	Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020	2,227,924
	895,000	SunTrust Banks, Inc. 2.90%, 03/03/2021	909,805
		Svenska Handelsbanken AB
	1,010,000	1.88%, 09/07/2021	992,356
	1,500,000	2.45%, 03/30/2021	1,508,624
		Toronto-Dominion Bank
	1,500,000	2.13%, 04/07/2021	1,493,142
	2,000,000	2.50%, 12/14/2020	2,020,605
		UBS Group Funding Switzerland AG
	1,000,000	2.95%, 09/24/2020(1)	1,016,102
	1,750,000	3.00%, 04/15/2021(1)	1,776,294
	3,250,000	UniCredit S.p.A. 3.75%, 04/12/2022(1)	3,327,375
		Wells Fargo & Co.
	2,000,000	2.10%, 07/26/2021	1,976,344
	1,875,000	2.15%, 01/30/2020	1,879,221
	2,500,000	2.50%, 03/04/2021	2,510,243
	3,000,000	3 mo. USD LIBOR + 1.230%, 2.61%, 10/31/2023(2)	3,086,555

			188,785,420

		Commercial Services - 0.4%
	1,870,000	ERAC USA Finance LLC 2.35%, 10/15/2019(1)	1,874,093
	1,500,000	Total System Services, Inc. 3.80%, 04/01/2021	1,552,552

			3,426,645

		Construction Materials - 0.2%
	2,000,000	Fortune Brands Home & Security, Inc. 3.00%, 06/15/2020	2,035,861

		Diversified Financial Services - 3.8%
		Air Lease Corp.
	2,500,000	2.13%, 01/15/2020	2,497,262
	2,700,000	2.63%, 07/01/2022	2,689,796

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Construction Materials - 0.2% - (continued)
		Ally Financial, Inc.
$	3,000,000	3.25%, 11/05/2018	$3,022,650
	1,500,000	4.75%, 09/10/2018	1,530,015
	2,500,000	Capital One Bank USA NA 2.30%, 06/05/2019	2,504,732
	1,150,000	Credit Agricole S.A. 2.38%, 07/01/2021(1)	1,148,947
	3,130,000	GE Capital International Funding Co. 2.34%, 11/15/2020	3,145,493
	2,025,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(1)	2,027,791
	2,500,000	Macquarie Group Ltd. 3.00%, 12/03/2018(1)	2,527,035
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	2,000,000	6.50%, 08/01/2018	2,005,000
	1,250,000	6.50%, 07/01/2021	1,268,750
	2,000,000	Navient Corp. 6.50%, 06/15/2022	2,122,500
	2,525,000	Protective Life Global Funding 2.62%, 08/22/2022(1)	2,507,811
	1,350,000	Societe Generale S.A. 2.50%, 04/08/2021(1)	1,351,818
		Synchrony Financial
	610,000	2.70%, 02/03/2020	615,126
	2,255,000	3.00%, 08/15/2019	2,287,283
	1,350,000	Visa, Inc. 2.80%, 12/14/2022	1,375,399

			34,627,408

		Electric - 2.4%
	2,500,000	AEP Texas, Inc. 2.40%, 10/01/2022(1)	2,478,338
	1,000,000	Ameren Illinois Co. 9.75%, 11/15/2018	1,078,032
		Dominion Energy, Inc.
	2,500,000	2.50%, 12/01/2019	2,517,126
	490,000	2.96%, 07/01/2019(9)	496,565
	395,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	396,794
	3,150,000	Enel Finance International N.V. 2.88%, 05/25/2022(1)	3,168,831
	1,055,000	Eversource Energy 2.50%, 03/15/2021	1,058,101
	805,000	Exelon Corp. 2.85%, 06/15/2020	819,028
	970,000	FirstEnergy Corp. 2.85%, 07/15/2022	969,867
	2,285,000	Fortis, Inc. 2.10%, 10/04/2021	2,242,288
	1,520,000	NextEra Energy Capital Holdings, Inc. 2.30%, 04/01/2019	1,524,850
	2,650,000	SCANA Corp. 4.75%, 05/15/2021	2,756,884
	3,000,000	Southern Co. 2.35%, 07/01/2021	2,984,318

			22,491,022

		Electronics - 0.1%
	850,000	Fortive Corp. 2.35%, 06/15/2021	845,210

The accompanying notes are an integral part of these financial statements.

160

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Engineering & Construction - 0.3%
		SBA Tower Trust
$	1,300,000	2.24%, 04/09/2043(1)	$1,300,170
	1,760,000	3.17%, 04/09/2047(1)	1,767,164

			3,067,334

		Entertainment - 0.6%
	2,835,000	Eldorado Resorts, Inc. 7.00%, 08/01/2023	3,061,800
	2,340,000	GLP Capital L.P. / GLP Financing II, Inc. 4.38%, 11/01/2018	2,361,060

			5,422,860

		Food - 1.2%
	4,000,000	Danone S.A. 2.08%, 11/02/2021(1)	3,931,939
	330,000	JM Smucker Co. 2.50%, 03/15/2020	332,592
	1,425,000	Kraft Heinz Foods Co. 2.80%, 07/02/2020	1,443,402
	1,415,000	Kroger Co. 1.50%, 09/30/2019	1,399,870
	2,500,000	Mondelez International Holdings Netherlands B.V. 2.00%, 10/28/2021(1)	2,453,298
	1,195,000	Tyson Foods, Inc. 2.65%, 08/15/2019	1,207,194

			10,768,295

		Forest Products & Paper - 0.3%
	2,650,000	Georgia-Pacific LLC 2.54%, 11/15/2019(1)	2,677,684

		Gas - 0.2%
	1,605,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	1,690,071

		Healthcare-Services - 0.9%
	4,000,000	Anthem, Inc. 2.25%, 08/15/2019	4,011,488
	1,810,000	Dignity Health 2.64%, 11/01/2019	1,821,931
	590,000	Laboratory Corp. of America Holdings 2.63%, 02/01/2020	594,839
	1,525,000	UnitedHealth Group, Inc. 2.13%, 03/15/2021	1,524,956

			7,953,214

		Insurance - 2.2%
	4,000,000	American International Group, Inc. 2.30%, 07/16/2019	4,019,523
	775,000	Chubb INA Holdings, Inc. 2.30%, 11/03/2020	780,869
	3,000,000	Jackson National Life Global Funding 2.50%, 06/27/2022(1)	2,992,265
	985,000	Marsh & McLennan Cos., Inc. 2.35%, 09/10/2019	989,790
	2,300,000	MassMutual Global Funding 2.00%, 04/15/2021(1)	2,279,023
		Metropolitan Life Global Funding
	1,500,000	1.95%, 09/15/2021(1)	1,478,264
	1,500,000	2.05%, 06/12/2020(1)	1,498,885
	861,000	Nuveen Finance LLC 2.95%, 11/01/2019(1)	873,486

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Insurance - 2.2% - (continued)
$	1,255,000	Principal Life Global Funding 2.20%, 04/08/2020(1)	$1,254,392
	1,500,000	Prudential Financial, Inc. 2.35%, 08/15/2019	1,507,048
	390,000	QBE Insurance Group Ltd. 2.40%, 05/01/2018(1)	389,882
	705,000	Trinity Acquisition plc 3.50%, 09/15/2021	718,363
	1,445,000	Unum Group 3.00%, 05/15/2021	1,461,571

			20,243,361

		Internet - 0.2%
	2,000,000	Netflix, Inc. 5.50%, 02/15/2022	2,142,500

		Iron/Steel - 0.2%
	1,500,000	Steel Dynamics, Inc. 5.13%, 10/01/2021	1,539,375

		IT Services - 1.2%
	4,000,000	Dell International LLC / EMC Corp. 3.48%, 06/01/2019(1)	4,071,745
	2,390,000	DXC Technology Co. 2.88%, 03/27/2020	2,420,863
	1,250,000	Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	1,292,518
		NCR Corp.
	1,250,000	4.63%, 02/15/2021	1,268,750
	2,200,000	5.00%, 07/15/2022	2,249,500

			11,303,376

		Lodging - 0.8%
	3,320,000	Choice Hotels International, Inc. 5.70%, 08/28/2020	3,585,600
	1,500,000	Marriott International, Inc. 2.30%, 01/15/2022	1,482,675
	2,000,000	MGM Resorts International 5.25%, 03/31/2020	2,105,000

			7,173,275

		Machinery-Diversified - 0.7%
		CNH Industrial Capital LLC
	1,275,000	3.88%, 07/16/2018	1,292,200
	2,000,000	4.38%, 11/06/2020	2,096,900
	995,000	4.38%, 04/05/2022	1,054,700
	2,300,000	John Deere Capital Corp. 2.15%, 09/08/2022	2,267,813

			6,711,613

		Media - 1.8%
	3,000,000	CBS Corp. 2.30%, 08/15/2019	3,018,810
	1,685,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	1,730,325
	1,075,000	Discovery Communications LLC 2.20%, 09/20/2019	1,076,308
	2,195,000	Scripps Networks Interactive, Inc. 2.80%, 06/15/2020	2,213,275
	1,770,000	Sky plc 2.63%, 09/16/2019(1)	1,781,152
	2,500,000	Time Warner Cable LLC 8.25%, 04/01/2019	2,707,001

The accompanying notes are an integral part of these financial statements.

161

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Media - 1.8% - (continued)
$	2,800,000	Time Warner, Inc. 4.88%, 03/15/2020	$2,968,581
	1,500,000	Viacom, Inc. 2.75%, 12/15/2019	1,508,351

			17,003,803

		Mining - 0.6%
		Anglo American Capital plc
	2,250,000	3.75%, 04/10/2022(1)	2,319,067
	1,500,000	4.13%, 04/15/2021(1)	1,567,080
	1,015,000	Freeport-McMoRan, Inc. 2.38%, 03/15/2018	1,015,000
	320,000	Glencore Funding LLC 3.00%, 10/27/2022(1)	320,592

			5,221,739

		Miscellaneous Manufacturing - 0.1%
	736,000	Pentair Finance S.a.r.l. 2.90%, 09/15/2018	741,474

		Oil & Gas - 1.5%
	2,500,000	Anadarko Petroleum Corp. 4.85%, 03/15/2021	2,654,762
	875,000	Canadian Natural Resources Ltd. 2.95%, 01/15/2023	879,843
	1,000,000	ConocoPhillips Co. 2.20%, 05/15/2020	1,002,534
	3,000,000	EQT Corp. 2.50%, 10/01/2020	2,998,787
	1,755,000	Exxon Mobil Corp. 2.22%, 03/01/2021	1,766,358
	1,726,000	Marathon Oil Corp. 2.70%, 06/01/2020	1,724,259
	1,015,000	Noble Energy, Inc. 4.15%, 12/15/2021	1,070,742
	455,000	Petroleos Mexicanos 5.50%, 02/04/2019	471,835
	1,565,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	1,612,665

			14,181,785

		Oil & Gas Services - 0.3%
	2,500,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(1)	2,555,086

		Pharmaceuticals - 2.0%
		AbbVie, Inc.
	1,250,000	2.30%, 05/14/2021	1,248,179
	1,330,000	2.50%, 05/14/2020	1,340,783
		Allergan Funding SCS
	490,000	2.45%, 06/15/2019	493,108
	3,855,000	3.00%, 03/12/2020	3,913,566
	1,300,000	Bayer U.S. Finance LLC 2.38%, 10/08/2019(1)	1,306,936
	1,435,000	Cardinal Health, Inc. 2.40%, 11/15/2019	1,441,467
	2,115,000	Express Scripts Holding Co. 2.25%, 06/15/2019	2,121,414
	945,000	Mylan N.V. 3.75%, 12/15/2020	979,495
	3,000,000	Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	2,988,019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Pharmaceuticals - 2.0% - (continued)
		Teva Pharmaceutical Finance Netherlands B.V.
$	1,125,000	1.70%, 07/19/2019	$1,101,043
	1,800,000	2.20%, 07/21/2021	1,694,309

			18,628,319

		Pipelines - 1.2%
	1,195,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018	1,198,399
		Enterprise Products Operating LLC
	1,195,000	2.55%, 10/15/2019	1,204,242
	1,700,000	2.85%, 04/15/2021	1,728,886
		Kinder Morgan Energy Partners L.P.
	1,175,000	5.30%, 09/15/2020	1,262,747
	865,000	6.85%, 02/15/2020	952,123
	4,300,000	Plains All American Pipeline L.P. / PAA Finance Corp. 6.50%, 05/01/2018	4,391,666

			10,738,063

		Real Estate - 0.3%
	2,000,000	WEA Finance LLC 3.15%, 04/05/2022(1)	2,020,521
	1,100,000	WEA Finance LLC / Westfield UK & Europe Finance plc 3.25%, 10/05/2020(1)	1,121,880

			3,142,401

		Real Estate Investment Trusts - 0.9%
	1,755,000	American Tower Corp. 3.30%, 02/15/2021	1,800,684
	240,000	Crown Castle International Corp. 3.40%, 02/15/2021	246,694
	2,580,000	ERP Operating L.P. 2.38%, 07/01/2019	2,599,200
	1,870,000	Scentre Group Trust 2.38%, 11/05/2019(1)	1,874,788
		Simon Property Group L.P.
	1,000,000	2.50%, 09/01/2020	1,009,488
	860,000	2.50%, 07/15/2021	864,630

			8,395,484

		Retail - 0.4%
	320,000	AutoZone, Inc. 1.63%, 04/21/2019	318,203
		CVS Health Corp.
	2,350,000	2.13%, 06/01/2021	2,315,384
	715,000	2.80%, 07/20/2020	723,498
	550,000	McDonald's Corp. 2.75%, 12/09/2020	560,973

			3,918,058

		Savings & Loans - 0.1%
	885,000	Nationwide Building Society 2.35%, 01/21/2020(1)	888,852

		Semiconductors - 0.8%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
	2,700,000	2.38%, 01/15/2020(1)	2,715,070
	2,700,000	3.00%, 01/15/2022(1)	2,737,423
	2,000,000	NXP B.V. / NXP Funding LLC 4.13%, 06/01/2021(1)	2,090,000

			7,542,493

The accompanying notes are an integral part of these financial statements.

162

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Software - 0.3%
$	541,000	Fidelity National Information Services, Inc. 2.25%, 08/15/2021	$536,964
	2,375,000	Oracle Corp. 1.90%, 09/15/2021	2,350,226

			2,887,190

		Telecommunications - 1.8%
		AT&T, Inc.
	2,000,000	2.80%, 02/17/2021	2,028,715
	1,250,000	2.85%, 02/14/2023	1,241,525
	5,500,000	Nokia Oyj 3.38%, 06/12/2022	5,479,375
	4,495,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	4,560,178
	3,600,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(1)	3,642,840

			16,952,633

		Toys/Games/Hobbies - 0.2%
	2,000,000	Mattel, Inc. 2.35%, 05/06/2019	1,965,540

		Transportation - 1.2%
	3,450,000	AP Moller - Maersk A/S 2.55%, 09/22/2019(1)	3,466,582
	825,000	FedEx Corp. 2.30%, 02/01/2020	830,157
	1,500,000	Penske Truck Leasing Co. L.P. 2.70%, 03/14/2023(1)	1,482,581
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	2,050,000	2.50%, 06/15/2019(1)	2,062,376
	45,000	2.88%, 07/17/2018(1)	45,343
	1,000,000	3.20%, 07/15/2020(1)	1,023,031
		Ryder System, Inc.
	1,270,000	2.25%, 09/01/2021	1,258,321
	1,075,000	2.45%, 09/03/2019	1,082,754

			11,251,145

		Trucking & Leasing - 0.2%
	2,125,000	TTX Co. 2.25%, 02/01/2019(1)	2,127,435

		Total Corporate Bonds (cost $508,667,296)	$512,313,186

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
		Saudi Arabia - 0.3%
	2,810,000	Saudi Government International Bond 2.38%, 10/26/2021(1)	$2,762,342

		Total Foreign Government Obligations (cost $2,782,097)	$2,762,342

MUNICIPAL BONDS - 1.3%
		General - 0.5%
	365,000	New Jersey State Econ DA 0.00%, 02/15/2018(8)	$363,160

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.3% - (continued)
		General - 0.5% - (continued)
		State Board of Administration Finance Corp. FL
$	2,500,000	2.16%, 07/01/2019	$2,506,350
	2,160,000	2.64%, 07/01/2021	2,165,271

			5,034,781

		General Obligation - 0.6%
	2,805,000	Country of Cook IL 4.74%, 11/15/2022	3,008,811
		Illinois State, GO
	1,530,000	5.67%, 03/01/2018	1,547,213
	1,175,000	5.88%, 03/01/2019	1,216,795

			5,772,819

		Transportation - 0.2%
	1,750,000	Alameda Corridor Transportation Auth. 0.00%, 10/01/2022(8)	1,505,542

		Total Municipal Bonds (cost $12,313,654)	$12,313,142

SENIOR FLOATING RATE INTERESTS - 22.0%(10)
		Advertising - 0.2%
	1,663,571	Acosta Holdco, Inc. 1 mo. LIBOR + 3.250%, 4.49%, 09/26/2021	$1,463,943

		Aerospace/Defense - 0.7%
	561,849	Fly Funding II S.a.r.l. 3 mo. LIBOR + 2.250%, 3.56%, 02/09/2023	563,490
	1,930,000	MacDonald, Dettwiler and Associates Ltd. 3 mo. LIBOR + 2.750%, 4.10%, 10/04/2024	1,940,866
	3,857,214	TransDigm, Inc. 1 mo. LIBOR + 3.000%, 4.27%, 06/09/2023	3,872,180

			6,376,536

		Airlines - 0.6%
		American Airlines, Inc.
	970,000	1 mo. LIBOR + 2.000%, 3.24%, 10/12/2021	971,484
	1,557,559	1 mo. LIBOR + 2.000%, 3.24%, 06/26/2020	1,561,235
	990,000	1 mo. LIBOR + 2.500%, 3.74%, 04/28/2023	991,366
	1,960,000	Delta Air Lines, Inc. 1 mo. LIBOR + 2.500%, 3.74%, 08/24/2022	1,976,660

			5,500,745

		Auto Manufacturers - 0.1%
	359,777	FCA U.S. LLC 1 mo. LIBOR + 2.000%, 3.24%, 12/31/2018	360,676
	579,500	Jaguar Holding Co. 3 mo. LIBOR + 2.750%, 4.04%, 08/18/2022	582,577

			943,253

		Auto Parts & Equipment - 0.1%
	920,000	USI, Inc. 3 mo. LIBOR + 3.000%, 4.31%, 05/16/2024	921,914

The accompanying notes are an integral part of these financial statements.

163

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Beverages - 0.2%
$	1,132,444	Jacobs Douwe Egberts International B.V. 3 mo. LIBOR + 2.250%, 3.56%, 07/02/2022	$1,141,413
	225,191	Refresco Group BV 0.00%, 09/26/2024(11)	225,473

			1,366,886

		Biotechnology - 0.3%
	2,857,143	Alkermes, Inc. 3 mo. LIBOR + 2.750%, 4.07%, 09/25/2021	2,878,571
	295,136	Sterigenics-Nordion Holdings LLC 1 mo. LIBOR + 3.000%, 0.00%, 05/15/2022(11)	295,136

			3,173,707

		Chemicals - 0.5%
	334,163	Axalta Coating Systems U.S. Holdings, Inc. 3 mo. LIBOR + 2.000%, 3.33%, 06/01/2024	335,833
	318,201	Chemours Co. 1 mo. LIBOR + 2.500%, 3.75%, 05/12/2022	320,721
EUR	160,000	Diamond (BC) B.V. EURIBOR + 3.250%, 3.25%, 09/06/2024	186,201
$	615,000	3 mo. LIBOR + 3.000%, 4.32%, 09/06/2024	617,417
	1,270,000	H.B. Fuller Co. 1 mo. LIBOR + 2.250%, 3.49%, 10/12/2024	1,276,883
	844,631	Huntsman International LLC 1 mo. LIBOR + 3.000%, 4.24%, 04/01/2023	848,331
	361,442	MacDermid, Inc. 1 mo. LIBOR + 3.000%, 4.24%, 06/07/2023	363,477
	324,500	Minerals Technologies, Inc. 1 mo. LIBOR + 2.250%, 3.52%, 02/14/2024	326,798
	217,385	Tronox Blocked Borrower LLC 3 mo. LIBOR + 3.000%, 4.32%, 09/22/2024	219,106
	501,657	Tronox Finance LLC 3 mo. LIBOR + 3.000%, 4.32%, 09/22/2024	505,630

			5,000,397

		Commercial Services - 2.0%
	495,000	Ascend Learning LLC 1 mo. LIBOR + 3.250%, 4.49%, 07/12/2024	498,920
	967,221	Brickman Group Ltd. LLC 3 mo. LIBOR + 3.000%, 4.32%, 12/18/2020	972,859
	617,584	Bright Horizons Family Solutions, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 11/07/2023	620,981
	648,466	Camelot UK Holdco Ltd. 1 mo. LIBOR + 3.500%, 4.74%, 10/03/2023	652,792
	246,926	Capital Automotive L.P. 1 mo. LIBOR + 3.000%, 4.25%, 03/24/2024	247,296
	753,113	Clean Harbors, Inc. 1 mo. LIBOR + 2.000%, 3.24%, 06/27/2024	757,353
	1,481,250	Hertz Corp. 1 mo. LIBOR + 2.750%, 4.00%, 06/30/2023	1,478,480

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Commercial Services - 2.0% - (continued)
$	515,663	KAR Auction Services, Inc. 3 mo. LIBOR + 2.500%, 3.88%, 03/09/2023	$519,102
	250,000	Multi Color Corp. 0.00%, 09/20/2024(11)	251,562
	1,396,500	PSAV Holdings LLC 3 mo. LIBOR + 3.500%, 4.83%, 04/27/2024	1,405,228
	1,738,119	Quikrete Holdings, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 11/15/2023	1,745,836
	1,775,416	Russell Investment Group 3 mo. LIBOR + 4.250%, 5.49%, 06/01/2023	1,797,165
	511,138	ServiceMaster Co. 1 mo. LIBOR + 2.500%, 3.74%, 11/08/2023	513,310
	1,129,325	Team Health Holdings, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 02/06/2024	1,119,443
EUR	700,000	Techem GmbH 0.00%, 07/31/2024(11)	820,393
$	1,815,450	Tempo Acquisition LLC 1 mo. LIBOR + 3.000%, 4.24%, 05/01/2024	1,820,751
	1,839,166	Trans Union LLC 1 mo. LIBOR + 2.000%, 3.24%, 04/10/2023	1,844,334
	517,925	Vantiv LLC 1 mo. LIBOR + 2.000%, 3.24%, 10/14/2023	521,380
	744,375	Xerox Business Services LLC 1 mo. LIBOR + 3.000%, 4.24%, 12/07/2023	750,427

			18,337,612

		Distribution/Wholesale - 0.6%
	2,661,625	American Builders & Contractors Supply Co., Inc. 1 mo. LIBOR + 2.500%, 3.74%, 10/31/2023	2,676,876
	290,000	Beacon Roofing Supply, Inc. 0.00%, 08/23/2024(11)	291,813
	490,000	1 mo. LIBOR + 2.750%, 3.99%, 10/01/2022	492,695
	1,273,923	Nexeo Solutions LLC 3 mo. LIBOR + 3.750%, 5.09%, 06/09/2023	1,285,070
	1,052,050	Univar, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 07/01/2022	1,057,310

			5,803,764

		Diversified Financial Services - 1.0%
	1,388,025	AlixPartners LLP 3 mo. LIBOR + 2.750%, 4.08%, 04/04/2024	1,394,104
	685,000	Delos Finance Sarl 3 mo. LIBOR + 2.000%, 3.33%, 10/06/2023	689,816
	295,000	Duff & Phelps Corp. 3 mo. LIBOR + 3.250%, 4.61%, 10/06/2024	297,767
	765,000	FinCo I LLC 1 mo. LIBOR + 2.750%, 2.75%, 06/14/2022	775,901
	263,013	NFP Corp. 1 mo. LIBOR + 3.500%, 4.74%, 01/08/2024	265,561

The accompanying notes are an integral part of these financial statements.

164

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Diversified Financial Services - 1.0% - (continued)
$	1,717,025	Numericable Group S.A. 0.00%, 01/31/2026(11)	$1,717,420
	451,588	RP Crown Parent LLC 1 mo. LIBOR + 3.000%, 4.24%, 10/12/2023	453,471
	1,447,937	RPI Finance Trust 3 mo. LIBOR + 2.000%, 3.33%, 03/27/2023	1,453,193
	793,680	SAM Finance Lux S.a.r.l. 3 mo. LIBOR + 3.250%, 4.57%, 12/17/2020	797,053
	1,510,000	Telenet Financing USD LLC 1 mo. LIBOR + 2.750%, 3.99%, 06/30/2025	1,515,874

			9,360,160

		Electric - 0.5%
	796,000	AES Corp. 3 mo. LIBOR + 2.000%, 3.32%, 05/24/2022	797,329
	1,003,233	Calpine Corp. 3 mo. LIBOR + 2.750%, 4.09%, 05/31/2023	1,007,477
	501,539	Helix Gen Funding LLC 3 mo. LIBOR + 3.750%, 5.08%, 06/02/2024	506,609
	2,283,974	NRG Energy, Inc. 3 mo. LIBOR + 2.250%, 3.58%, 06/30/2023	2,291,351

			4,602,766

		Energy-Alternate Sources - 0.4%
	1,545,000	BCP Renaissance Parent LLC 0.00%, 09/19/2024(11)	1,561,902
	1,497,367	MEG Energy Corp. 3 mo. LIBOR + 3.500%, 4.83%, 12/31/2023	1,501,305
		TEX Operations Co. LLC
	823,775	1 mo. LIBOR + 2.750%, 4.01%, 08/04/2023	826,065
	190,000	3 mo. LIBOR + 2.750%, 4.08%, 08/04/2023	190,500

			4,079,772

		Engineering & Construction - 0.2%
	1,995,000	Brand Energy & Infrastructure Services, Inc. 3 mo. LIBOR + 4.250%, 5.62%, 06/21/2024	2,007,189

		Entertainment - 0.3%
	487,639	Cedar Fair, L.P. 1 mo. LIBOR + 2.250%, 3.49%, 04/13/2024	490,686
	234,413	CityCenter Holdings LLC 1 mo. LIBOR + 2.500%, 3.74%, 04/18/2024	235,381
	1,231,051	Hilton Worldwide Finance LLC 1 mo. LIBOR + 2.000%, 3.24%, 10/25/2023	1,238,745
	395,000	Scientific Games International, Inc. 2 mo. LIBOR + 3.250%, 4.52%, 08/14/2024	399,388

			2,364,200

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Environmental Control - 0.1%
$	1,211,252	Advanced Disposal Services, Inc. 1 Week LIBOR + 2.750%, 3.95%, 11/10/2023	$1,221,547

		Food - 0.6%
	520,815	Albertsons LLC 3 mo. LIBOR + 3.000%, 4.32%, 06/22/2023	504,107
	1,934,028	JBS USA LLC 1 mo. LIBOR + 2.500%, 3.74%, 10/30/2022	1,891,731
	744,375	Pinnacle Foods Finance LLC 1 mo. LIBOR + 2.000%, 3.23%, 02/02/2024	748,097
	1,955,100	Post Holdings, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 05/24/2024	1,964,523

			5,108,458

		Healthcare-Products - 0.4%
	982,727	American Renal Holdings, Inc. 1 mo. LIBOR + 3.250%, 4.49%, 06/14/2024	973,823
	1,250,156	INC Research LLC 1 mo. LIBOR + 2.250%, 3.49%, 08/01/2024	1,256,607
	578,550	Kinetic Concepts, Inc. 3 mo. LIBOR + 3.250%, 4.58%, 02/02/2024	577,682
	490,000	Parexel International Corp. 0.00%, 09/27/2024(11)	494,376
	490,050	Revlon Consumer Products Corp. 1 mo. LIBOR + 3.500%, 4.74%, 09/07/2023	422,056

			3,724,544

		Healthcare-Services - 0.8%
	333,333	Air Medical Group Holdings, Inc. 0.00%, 09/07/2024(11)	334,793
		Community Health Systems, Inc.
	496,498	3 mo. LIBOR + 2.750%, 4.07%, 12/31/2019	484,567
	185,954	3 mo. LIBOR + 3.000%, 4.32%, 01/27/2021	179,721
	1,932,484	Envision Healthcare Corp. 1 mo. LIBOR + 3.000%, 4.25%, 12/01/2023	1,939,731
	425,708	Genoa, a QoL Healthcare Co. LLC 1 mo. LIBOR + 3.250%, 4.49%, 10/28/2023	429,080
	900,432	HCA, Inc. 1 mo. LIBOR + 2.000%, 3.24%, 03/17/2023	904,430
	1,995,742	MPH Acquisition Holdings LLC 3 mo. LIBOR + 3.000%, 4.33%, 06/07/2023	2,014,283
	390,000	Surgery Center Holdings, Inc. 1 mo. LIBOR + 3.250%, 4.50%, 09/02/2024	386,392
	1,070,925	U.S. Renal Care, Inc. 3 mo. LIBOR + 4.250%, 5.58%, 12/31/2022	1,033,635

			7,706,632

The accompanying notes are an integral part of these financial statements.

165

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Household Products - 0.0%
$	223,721	Prestige Brands, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 01/26/2024	$224,945

		Household Products/Wares - 0.1%
	815,000	Galleria Co. 1 mo. LIBOR + 3.000%, 4.25%, 09/29/2023	812,962

		Insurance - 0.8%
		Asurion LLC
	2,878,206	1 mo. LIBOR + 2.750%, 3.99%, 08/04/2022	2,899,332
	934,805	1 mo. LIBOR + 3.000%, 4.24%, 11/03/2023	942,405
	500,000	1 mo. LIBOR + 6.000%, 7.24%, 08/04/2025	515,940
	1,833,172	HUB International Ltd. 3 mo. LIBOR + 3.000%, 4.31%, 10/02/2020	1,846,774
	730,000	USI Holdings Corp. 0.00%, 07/26/2024(11)	729,087

			6,933,538

		IT Services - 0.1%
	427,850	Gartner, Inc. 1 mo. LIBOR + 2.000%, 3.24%, 04/05/2024	431,059

		Leisure Time - 1.2%
		Aristocrat Leisure Ltd.
	500,000	0.00%, 09/19/2024(11)	502,250
	1,243,846	3 mo. LIBOR + 2.000%, 3.36%, 10/20/2021	1,251,123
	3,023,387	Caesars Resort Collection LLC 0.00%, 09/27/2024(11)	3,041,739
	3,110,839	Delta 2 (LUX) S.a.r.l. 1 mo. LIBOR + 3.000%, 4.24%, 02/01/2024	3,133,517
	934,355	Eldorado Resorts LLC 3 mo. LIBOR + 2.250%, 3.50%, 04/17/2024	935,523
	1,690,000	Golden Entertainment, Inc. 0.00%, 08/15/2024(11)	1,690,710
	780,000	NCL Corp. Ltd. 1 mo. LIBOR + 1.750%, 2.99%, 10/02/2022	782,441

			11,337,303

		Lodging - 0.6%
	1,230,503	Boyd Gaming Corp. 1 Week LIBOR + 2.500%, 3.70%, 09/15/2023	1,237,430
	1,725,000	Caesars Entertainment Operating Co. 1 mo. LIBOR + 2.500%, 3.74%, 10/06/2024	1,726,087
	466,475	Four Seasons Hotels Ltd. 1 mo. LIBOR + 2.500%, 3.74%, 11/30/2023	469,568
	803,016	La Quinta Intermediate Holdings LLC 3 mo. LIBOR + 2.750%, 4.11%, 04/14/2021	806,276

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Lodging - 0.6% - (continued)
$	1,714,322	Station Casinos LLC 1 mo. LIBOR + 2.500%, 3.74%, 06/08/2023	$1,719,602

			5,958,963

		Machinery-Diversified - 0.3%
	1,361,434	Gardner Denver, Inc. 3 mo. LIBOR + 2.750%, 4.08%, 07/30/2024	1,368,827
	1,058,336	Gates Global LLC 3 mo. LIBOR + 3.250%, 4.58%, 04/01/2024	1,065,088

			2,433,915

		Media - 1.6%
	1,758,236	Advantage Sales & Marketing, Inc. 3 mo. LIBOR + 3.250%, 4.63%, 07/23/2021	1,662,078
	870,000	Altice Financing S.A. 0.00%, 01/05/2026(11)	870,000
	381,718	CBS Radio, Inc. 1 mo. LIBOR + 3.500%, 4.74%, 10/17/2023	384,009
		Charter Communications Operating LLC
	397,363	1 mo. LIBOR + 2.000%, 3.25%, 07/01/2020	399,127
	967,685	1 mo. LIBOR + 2.000%, 3.25%, 01/03/2021	971,439
	295,500	1 mo. LIBOR + 2.250%, 3.50%, 01/15/2024	297,610
	942,763	CSC Holdings LLC 1 mo. LIBOR + 2.250%, 3.49%, 07/17/2025	941,245
	66,904	Mission Broadcasting, Inc. 1 mo. LIBOR + 2.500%, 3.74%, 01/17/2024	67,275
	532,873	Nexstar Broadcasting, Inc. 1 mo. LIBOR + 2.500%, 3.74%, 01/17/2024	535,825
	731,325	Numericable Group S.A. 3 mo. LIBOR + 2.750%, 4.13%, 07/31/2025	729,760
	1,468,514	Tribune Media Co. 1 mo. LIBOR + 3.000%, 4.24%, 01/27/2024	1,470,805
	820,000	Unitymedia Finance LLC 0.00%, 10/16/2024(11)	817,950
	1,000,000	UPC Financing Partnership 0.00%, 01/15/2026(11)	1,002,920
		Vantiv LLC
	295,000	0.00%, 09/18/2024(11)	295,923
	1,050,000	1 mo. LIBOR + 2.000%, 3.24%, 08/07/2024	1,056,374
	2,328,476	Virgin Media Bristol LLC 1 mo. LIBOR + 2.750%, 3.99%, 01/31/2025	2,337,207
	970,000	Ziggo Secured Finance Partnership 1 mo. LIBOR + 2.500%, 3.74%, 04/15/2025	972,124

			14,811,671

The accompanying notes are an integral part of these financial statements.

166

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Metal Fabricate/Hardware - 0.1%
$	1,262,878	Rexnord LLC 3 mo. LIBOR + 2.750%, 4.09%, 08/21/2023	$1,269,988

		Oil & Gas - 0.5%
	518,700	BCP Raptor LLC 1 Week LIBOR + 4.250%, 5.52%, 06/24/2024	524,048
	645,000	Chesapeake Energy Corp. 3 mo. LIBOR + 7.500%, 8.81%, 08/23/2021	691,227
	1,714,390	Energy Transfer Equity, L.P. 1 mo. LIBOR + 2.000%, 3.24%, 02/02/2024	1,710,773
	654,932	Fieldwood Energy LLC 3 mo. LIBOR + 2.875%, 4.21%, 09/28/2018	623,004
	462,404	Peabody Energy Corp. 1 mo. LIBOR + 3.500%, 4.74%, 03/31/2022	465,438
	700,000	Traverse Midstream Partners LLC 3 mo. LIBOR + 4.000%, 5.33%, 09/27/2024	708,925

			4,723,415

		Oil & Gas Services - 0.1%
	1,188,847	Crosby U.S. Acquisition Corp. 3 mo. LIBOR + 3.000%, 4.32%, 11/23/2020	1,125,695
	272,888	Pacific Drilling S.A. 3 mo. LIBOR + 3.500%, 4.88%, 06/03/2018	88,981

			1,214,676

		Packaging & Containers - 0.7%
		Berry Plastics Group, Inc.
	1,205,029	1 mo. LIBOR + 2.250%, 3.49%, 02/08/2020	1,210,753
	1,030,674	1 mo. LIBOR + 2.250%, 3.49%, 10/01/2022	1,035,116
	975,100	Flex Acquisition Co., Inc. 3 mo. LIBOR + 3.000%, 4.34%, 12/29/2023	981,653
	415,000	Plastipak Holdings, Inc. 3 mo. LIBOR + 2.750%, 3.99%, 10/04/2024	417,905
	2,235,203	Reynolds Group Holdings, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 02/05/2023	2,247,765
	465,958	Signode Industrial Group U.S., Inc. 3 mo. LIBOR + 2.750%, 4.04%, 05/04/2021	470,618

			6,363,810

		Pharmaceuticals - 0.3%
	240,000	Albany Molecular Research, Inc. 3 mo. LIBOR + 3.250%, 4.58%, 08/30/2024	241,651
	1,486,275	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. LIBOR + 4.250%, 5.50%, 04/29/2024	1,505,597

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Pharmaceuticals - 0.3% - (continued)
		Quintiles IMS, Inc.
$	150,000	3 mo. LIBOR + 2.000%, 3.32%, 01/31/2025	$150,992
	1,166,531	3 mo. LIBOR + 2.000%, 3.33%, 03/07/2024	1,174,241

			3,072,481

		Real Estate - 0.4%
	2,629,286	DTZ U.S. Borrower LLC 3 mo. LIBOR + 3.250%, 4.59%, 11/04/2021	2,643,668
	540,574	Realogy Corp. 1 mo. LIBOR + 2.250%, 3.49%, 07/20/2022	543,617

			3,187,285

		Real Estate Investment Trusts - 0.4%
EUR	1,059,675	Equinix, Inc. EURIBOR + 2.500%, 2.50%, 01/05/2024	1,239,682
$	2,098,050	MGM Growth Properties Operating Partnership L.P. 1 mo. LIBOR + 2.250%, 3.49%, 04/25/2023	2,108,918

			3,348,600

		Retail - 1.4%
	1,572,400	Albertsons LLC 1 mo. LIBOR + 2.750%, 3.99%, 08/25/2021	1,522,901
	452,344	B&G Foods, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 11/02/2022	454,746
	1,208,990	B.C. Unlimited Liability Co. 1 mo. LIBOR + 2.250%, 3.53%, 02/16/2024	1,210,199
	1,995,000	Bass Pro Group LLC 1 mo. LIBOR + 5.000%, 6.24%, 09/25/2024	1,935,569
		Belron S.A.
EUR	105,000	0.00%, 10/26/2024(11)	123,175
$	100,000	0.00%, 10/26/2024(11)	100,625
	997,871	Coty, Inc. 1 mo. LIBOR + 2.500%, 3.73%, 10/27/2022	994,757
	697,575	Harbor Freight Tools USA, Inc. 1 mo. LIBOR + 3.250%, 4.49%, 08/18/2023	701,454
	1,049,908	Michaels Stores, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 01/30/2023	1,050,171
	1,360,929	Neiman Marcus Group Ltd. LLC 1 mo. LIBOR + 3.250%, 4.49%, 10/25/2020	1,066,968
	689,229	PetSmart, Inc. 1 mo. LIBOR + 3.000%, 4.24%, 03/11/2022	587,802
	1,113,778	Pizza Hut Holdings LLC 1 mo. LIBOR + 2.000%, 3.24%, 06/16/2023	1,120,461

The accompanying notes are an integral part of these financial statements.

167

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Retail - 1.4% - (continued)
$	875,000	Staples, Inc. 3 mo. LIBOR + 4.000%, 5.31%, 09/12/2024	$822,281
	1,201,247	U.S. Foods, Inc. 1 mo. LIBOR + 2.750%, 4.00%, 06/27/2023	1,210,508

			12,901,617

		Semiconductors - 0.4%
	360,866	Entegris, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 04/30/2021	361,920
	537,300	Integrated Device Technology, Inc. 1 mo. LIBOR + 3.000%, 4.24%, 04/04/2024	542,001
	807,147	ON Semiconductor Corp. 1 mo. LIBOR + 2.250%, 3.49%, 03/31/2023	810,593
	1,864,732	Sensata Technologies B.V. 1 mo. LIBOR + 2.250%, 3.49%, 10/14/2021	1,871,426

			3,585,940

		Software - 2.0%
	1,105,000	Almonde, Inc. 3 mo. LIBOR + 3.500%, 4.82%, 06/13/2024	1,100,536
	1,009,352	CDW LLC 3 mo. LIBOR + 2.000%, 3.34%, 08/17/2023	1,015,974
	1,492,500	Change Healthcare Holdings, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 03/01/2024	1,500,380
	1,267,893	Dell, Inc. 1 mo. LIBOR + 2.000%, 3.25%, 09/07/2023	1,270,733
		First Data Corp.
	3,829,682	1 mo. LIBOR + 2.250%, 3.49%, 07/08/2022	3,838,796
	824,950	1 mo. LIBOR + 2.500%, 3.74%, 04/26/2024	828,192
	1,681,343	Global Payments, Inc. 1 mo. LIBOR + 2.000%, 3.24%, 04/21/2023	1,688,002
	1,534,497	Go Daddy Operating Co. LLC 1 mo. LIBOR + 2.500%, 3.74%, 02/15/2024	1,542,169
	234,411	Hyland Software, Inc. 1 mo. LIBOR + 3.250%, 4.49%, 07/01/2022	236,561
	571,724	Infor U.S., Inc. 3 mo. LIBOR + 2.750%, 4.08%, 02/01/2022	572,319
	121,369	MA FinanceCo LLC 1 mo. LIBOR + 2.750%, 3.99%, 06/21/2024	121,748
	819,631	Seattle Spinco, Inc. 3 mo. LIBOR + 2.750%, 3.99%, 06/21/2024	822,197
	827,006	SS&C Technologies, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 07/08/2022	831,398

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Software - 2.0% - (continued)
$	832,913	Verint Systems, Inc. 3 mo. LIBOR + 2.250%, 3.56%, 06/29/2024	$834,645
	2,202,125	WEX, Inc. 3 mo. LIBOR + 2.750%, 3.99%, 06/30/2023	2,225,335

			18,428,985

		Telecommunications - 1.2%
	2,993,500	Level 3 Financing, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 02/22/2024	3,003,648
	1,102,941	MaxLinear, Inc. 1 mo. LIBOR + 2.500%, 3.74%, 05/12/2024	1,107,077
	2,656,650	Sprint Communications, Inc. 1 mo. LIBOR + 2.500%, 3.75%, 02/02/2024	2,665,497
	1,125,000	Unitymedia Finance LLC 1 mo. LIBOR + 2.250%, 3.49%, 09/30/2025	1,124,044
	2,645,625	Univision Communications, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 03/15/2024	2,635,704
	593,419	Zayo Group LLC 1 mo. LIBOR + 2.250%, 3.49%, 01/19/2024	595,680

			11,131,650

		Trucking & Leasing - 0.2%
	1,915,200	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. 1 mo. LIBOR + 2.250%, 3.49%, 04/03/2022	1,929,449

		Total Senior Floating Rate Interests (cost $203,133,532)	$203,166,277

U.S. GOVERNMENT AGENCIES - 4.9%
		FHLMC -1.1%
$	11,495,112	1.60%, 07/25/2021(2)(6)	$571,465
	12,777,877	1.96%, 08/25/2018(2)(3)(6)	113,705
	7,876,727	3.00%, 04/01/2031	8,076,104
	1,181,672	3.50%, 04/01/2027	1,235,054

			9,996,328

		FNMA - 3.7%
$	2,625,577	3.00%, 08/01/2027	2,697,530
	5,191,283	3.00%, 12/01/2030	5,322,349
	1,826,581	3.00%, 02/01/2031	1,872,698
	3,439,355	3.00%, 03/01/2031	3,526,190
	7,000,000	3.00%, 11/01/2032(12)	7,172,813
	2,141,155	3.50%, 11/01/2026	2,224,498
	5,068,240	3.50%, 12/01/2026	5,265,814
	731,889	3.50%, 12/01/2028	760,586
	5,600,000	3.50%, 11/01/2032(12)	5,817,437

			34,659,915

		GNMA - 0.1%
$	264,892	5.00%, 08/20/2039	282,674
	285,491	6.50%, 05/16/2031	320,631

			603,305

		Total U.S. Government Agencies (cost $45,164,700)	$45,259,548

The accompanying notes are an integral part of these financial statements.

168

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 0.4%
		U.S. Treasury Securities - 0.4%
		U.S. Treasury Notes - 0.4%
$	3,700,000	U.S. Treasury Notes 1.38%, 02/28/2019	$3,693,207

			3,693,207

		Total U.S. Government Securities (cost $3,704,083)	$3,693,207

		Total Long-Term Investments (cost $916,326,321)	$919,645,587

SHORT-TERM INVESTMENTS - 3.1%
		Other Investment Pools & Funds - 3.1%
	28,809,584	Fidelity Institutional Government Fund, Institutional Class, 0.92%(13)	$28,809,584

		Total Short-Term Investments (cost $28,809,584)	$28,809,584

Total Investments (cost $945,135,905)	102.5%	$948,455,171
Other Assets and Liabilities	(2.5)%	(23,525,103)

Total Net Assets	100.0%	$924,930,068

The accompanying notes are an integral part of these financial statements.

169

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $282,185,204, which represented 30.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

(6)	Securities disclosed are interest-only strips.

(7)	Security disclosed is principal-only strips.

(8)	Security is a zero-coupon bond.

(9)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(12)	Represents or includes a TBA transaction.

(13)	Current yield as of period end.

(14)	Investment valued using significant unobservable inputs.

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount		Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	354	12/29/2017	$	76,237,219	$(310,285)

Short position contracts:
U.S. Treasury 10-Year Note Future	46	12/19/2017	$	5,747,125	$76,447
U.S. Treasury 5-Year Note Future	869	12/29/2017		101,835,938	948,335
U.S. Treasury Long Bond Future	7	12/19/2017		1,067,281	19,729

Total					$1,044,511

Total futures contracts					$734,226

The accompanying notes are an integral part of these financial statements.

170

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,276,951	USD	1,925,000	EUR	DEUT	11/30/17	$30,901	$—
122,372	USD	105,000	EUR	SSG	11/30/17	—	(140)

Total						$30,901	$(140)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

171

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$140,137,885	$—	$140,137,885	$—
Corporate Bonds	512,313,186	—	512,313,186	—
Foreign Government Obligations	2,762,342	—	2,762,342	—
Municipal Bonds	12,313,142	—	12,313,142	—
Senior Floating Rate Interests	203,166,277	—	203,166,277	—
U.S. Government Agencies	45,259,548	—	45,259,548	—
U.S. Government Securities	3,693,207	—	3,693,207	—
Short-Term Investments	28,809,584	28,809,584	—	—
Foreign Currency Contracts(2)	30,901	—	30,901	—
Futures Contracts(2)	1,044,511	1,044,511	—	—

Total	$949,530,583	$29,854,095	$919,676,488	$—

Liabilities
Foreign Currency Contracts(2)	$(140)	$—	$(140)	$—
Futures Contracts(2)	(310,285)	(310,285)	—	—

Total	$(310,425)	$(310,285)	$(140)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

172

The Hartford Strategic Income Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.3%
		Asset-Backed - Automobile - 0.3%
$	126,548	Honor Automobile Trust Securitization 2.94%, 11/15/2019(1)	$126,932
	1,370,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	1,364,475

			1,491,407

		Asset-Backed - Finance & Insurance - 4.5%
		Apidos CLO
	390,000	3 mo. USD LIBOR + 1.330%, 2.69%, 01/16/2027(1)(2)	392,030
	415,000	3 mo. USD LIBOR + 1.430%, 2.78%, 07/18/2027(1)(2)	421,881
	250,000	3 mo. USD LIBOR + 3.000%, 4.31%, 01/19/2025(1)(2)	254,241
		Atrium CDO Corp.
	995,000	3 mo. USD LIBOR + 3.000%, 4.36%, 07/16/2025(1)(2)	1,010,861
		Avery Point CLO Ltd.
	330,000	3 mo. USD LIBOR + 1.120%, 2.47%, 01/18/2025(1)(2)	331,014
	270,000	3 mo. USD LIBOR + 1.450%, 2.76%, 08/05/2027(1)(2)	270,870
		Babson CLO Ltd.
	425,000	3 mo. USD LIBOR + 1.430%, 2.79%, 04/20/2027(1)(2)	428,499
		Bayview Opportunity Master Fund Trust
	458,294	3.11%, 09/28/2032(1)(3)	458,526
	100,955	3.50%, 01/28/2055(1)(2)(4)	103,219
	168,109	3.50%, 06/28/2057(1)(2)(4)	171,489
	209,090	3.50%, 01/28/2058(1)(2)(4)	214,002
	90,536	4.00%, 11/28/2053(1)(2)(4)	94,002
	173,380	4.00%, 10/28/2064(1)(2)(4)	180,161
		Carlyle Global Market Strategies CLO Ltd.
	270,000	3 mo. USD LIBOR + 1.470%, 2.85%, 04/27/2027(1)(2)	271,969
		Cent CLO
	406,482	3 mo. USD LIBOR + 1.250%, 2.56%, 08/01/2024(1)(2)	407,732
		CIFC Funding Ltd.
	395,000	3 mo. USD LIBOR + 1.200%, 2.52%, 05/24/2026(1)(2)	398,405
	750,000	3 mo. USD LIBOR + 2.700%, 4.02%, 12/05/2024(1)(2)	750,472
	250,000	3 mo. USD LIBOR + 5.750%, 7.07%, 12/05/2024(1)(2)	249,679
		Dryden Senior Loan Fund
	254,544	3 mo. USD LIBOR + 1.290%, 2.61%, 11/15/2023(1)(2)	255,030
	20,561	Equity One Mortgage Pass-Through Trust 5.46%, 12/25/2033(2)(4)	14,910
		GSAMP Trust
	1,723,211	1 mo. USD LIBOR + 0.090%, 1.33%, 01/25/2037(2)	1,105,835
		Lendmark Funding Trust
	125,000	2.83%, 12/22/2025(1)	125,111
	155,000	3.26%, 04/21/2025(1)	155,407
	45,120	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046(1)(5)(6)(7)	—
		Madison Park Funding Ltd.
	250,000	3 mo. USD LIBOR + 1.160%, 2.52%, 07/23/2029(1)(2)	251,346

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.3% - (continued)
		Asset-Backed - Finance & Insurance - 4.5% - (continued)
		Magnetite Ltd.
$	480,000	3 mo. USD LIBOR + 1.000%, 2.37%, 07/25/2026(1)(2)	$482,653
	1,165,000	3 mo. USD LIBOR + 5.150%, 6.50%, 01/18/2027(1)(2)	1,165,412
	100,000	Nationstar HECM Loan Trust 2.94%, 05/25/2027(1)	99,970
		NRZ Advance Receivables Trust
	420,000	3.11%, 12/15/2050(1)	418,130
	370,000	3.21%, 02/15/2051(1)	368,766
		Oak Hill Advisors Residential Loan Trust
	98,970	3.00%, 06/25/2057(1)(3)	98,952
	900,000	5.00%, 06/25/2057(1)(3)	901,435
		Oaktree EIF Ltd.
	275,000	3 mo. USD LIBOR + 1.550%, 2.87%, 02/15/2026(1)(2)	275,053
		OneMain Financial Issuance Trust
	286,000	2.37%, 09/14/2032(1)	285,392
	420,000	4.10%, 03/20/2028(1)	426,408
		OZLM Ltd.
	360,000	3 mo. USD LIBOR + 1.450%, 2.83%, 04/30/2027(1)(2)	361,722
		SoFi Consumer Loan Program LLC
	97,497	2.50%, 05/26/2026(1)	97,366
	82,330	2.77%, 05/25/2026(1)	82,548
	103,745	3.05%, 12/26/2025(1)	104,611
	551,152	3.09%, 10/27/2025(1)	555,973
	129,632	3.28%, 01/26/2026(1)	131,210
		Sound Point CLO Ltd.
	250,000	3 mo. USD LIBOR + 1.100%, 2.46%, 01/21/2026(1)(2)	251,042
	1,119,000	3 mo. USD LIBOR + 4.600%, 5.96%, 07/15/2025(1)(2)	1,118,472
		Springleaf Funding Trust
	310,000	2.68%, 07/15/2030(1)	309,256
	165,000	2.90%, 11/15/2029(1)	166,134
	355,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	355,935
		Symphony CLO Ltd.
	395,000	3 mo. USD LIBOR + 1.180%, 2.53%, 10/17/2026(1)(2)	398,371
		Towd Point Mortgage Trust
	363,939	2.75%, 10/25/2056(1)(2)(4)	365,210
	91,178	2.75%, 04/25/2057(1)(2)(4)	91,650
	262,660	2.75%, 06/25/2057(1)(2)(4)	263,295
	191,145	2.75%, 07/25/2057(1)(2)(4)	191,803
	1,515,000	Vericrest Opportunity Loan Trust 5.38%, 04/25/2059(1)(3)	1,523,277
		VOLT LX LLC
	82,232	3.25%, 04/25/2059(1)(3)(4)	82,656
	1,080,000	4.63%, 10/25/2047(1)(3)	1,073,895
	1,423,000	VOLT LXII LLC 4.63%, 09/25/2047(1)(3)	1,412,419
		Voya CLO Ltd.
	350,000	3 mo. USD LIBOR + 1.450%, 2.81%, 10/14/2026(1)(2)	349,647
	255,000	3 mo. USD LIBOR + 1.480%, 2.83%, 04/18/2027(1)(2)	257,073

			22,382,427

The accompanying notes are an integral part of these financial statements.

173

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.3% - (continued)
		Asset-Backed - Home Equity - 1.3%
		GSAA Home Equity Trust
$	717,136	1 mo. USD LIBOR + 0.070%, 1.31%, 12/25/2046(2)	$425,854
	1,203,567	1 mo. USD LIBOR + 0.080%, 1.32%, 02/25/2037(2)	699,157
	1,205,351	1 mo. USD LIBOR + 0.180%, 1.42%, 11/25/2036(2)	630,796
	1,074,191	1 mo. USD LIBOR + 0.230%, 1.47%, 04/25/2047(2)	785,931
		Morgan Stanley Mortgage Loan Trust
	2,606,063	1 mo. USD LIBOR + 0.170%, 1.41%, 11/25/2036(2)	1,233,476
	22,008	Nationstar NIM Ltd. 9.79%, 03/25/2037(1)(5)(6)(7)	2
		New Residential Mortgage Loan Trust
	301,262	1 mo. USD LIBOR + 1.500%, 2.74%, 06/25/2057(1)(2)	307,795
	287,403	4.00%, 02/25/2057(1)(2)(4)	297,703
	437,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	434,206
		Soundview Home Loan Trust
	2,251,000	1 mo. USD LIBOR + 0.240%, 1.48%, 07/25/2036(2)	1,814,264
	115,000	1 mo. USD LIBOR + 0.250%, 1.49%, 11/25/2036(2)	100,566

			6,729,750

		Collateralized - Mortgage Obligations - 0.0%
	119,752	COLT Mortgage Loan Trust 2.61%, 05/27/2047(1)(2)(4)	121,188

		Commercial Mortgage - Backed Securities - 3.0%
	715,000	Banc of America Commercial Mortgage Trust 3.12%, 09/15/2048(1)(2)(4)	457,100
	100,000	Bear Stearns Commercial Mortgage Securities Trust 5.11%, 10/12/2042(2)(4)	91,006
	180,000	Citigroup Commercial Mortgage Trust 4.40%, 03/10/2047(1)(2)(4)	135,513
	981,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(1)(2)(4)	633,059
		Commercial Mortgage Trust
	443,121	1.96%, 07/10/2046(1)(2)(4)(8)	18,578
	560,000	4.58%, 10/15/2045(1)(2)(4)	256,396
	88,553	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	87,440
		FREMF Mortgage Trust
	535,000	3.65%, 09/25/2024(9)	513,117
	585,000	3.88%, 02/25/2024(1)(2)(4)	565,849
	1,015,000	3.94%, 09/25/2049(1)(2)(4)	953,865
	780,000	3.98%, 08/25/2027(1)(2)(4)	726,327
	1,445,000	3.98%, 03/25/2027(1)(2)(4)	1,371,492
	582,000	4.03%, 07/25/2027(1)(2)(4)	524,109
	575,000	4.07%, 05/25/2027(1)(2)(4)	548,174
		GS Mortgage Securities Trust
	4,304,957	0.17%, 07/10/2046(2)(4)(8)	20,488
	390,269	1.35%, 08/10/2044(1)(2)(4)(8)	15,944
	565,333	3.67%, 04/10/2047(1)	208,059
	2,190,000	4.75%, 11/10/2045(1)(2)(4)	2,099,749

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.3% - (continued)
		Collateralized - Mortgage Obligations - 0.0% - (continued)
$	175,000	4.86%, 04/10/2047(1)(2)(4)	$124,460
		JP Morgan Chase Commercial Mortgage Securities Trust
	860,000	2.73%, 10/15/2045(1)(2)(4)	374,367
	485,000	4.37%, 12/15/2047(1)(2)(4)	384,953
	765,000	5.41%, 08/15/2046(1)(2)(4)	772,495
	390,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(1)	278,817
		Morgan Stanley Capital Trust
	465,000	5.16%, 07/15/2049(1)(2)(4)	404,430
	50,000	5.33%, 10/12/2052(1)(2)(4)	22,899
	870,000	VNDO Mortgage Trust 3.95%, 12/13/2029(1)(2)(4)	890,214
	15,000	Wells Fargo Commercial Mortgage Trust 4.10%, 05/15/2048(2)(4)	13,305
		WF-RBS Commercial Mortgage Trust
	900,599	3.02%, 11/15/2047(1)	388,154
	2,125,000	4.80%, 11/15/2045(1)(2)(4)	1,762,714
	215,000	5.00%, 06/15/2044(1)(2)(4)	154,849

			14,797,922

		Whole Loan Collateral CMO - 5.2%
		Alternative Loan Trust
	199,628	1 mo. USD LIBOR + 0.270%, 1.51%, 01/25/2036(2)	189,231
	349,921	1 mo. USD LIBOR + 0.320%, 1.56%, 11/25/2035(2)	300,224
	1,171,993	5.75%, 05/25/2036	934,987
	974,130	6.00%, 05/25/2036	809,542
		Angel Oak Mortgage Trust LLC
	122,758	2.48%, 07/25/2047(1)(2)(4)	122,247
	292,525	3.64%, 01/25/2047(1)(2)(4)	295,139
	339,327	Banc of America Mortgage Trust 3.60%, 09/25/2035(2)(4)	330,094
	474,250	Bear Stearns Adjustable Rate Mortgage Trust 1 year CMT + 2.300%, 3.52%, 10/25/2035(2)	477,832
	138,233	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.500%, 1.74%, 01/25/2036(2)	140,343
	1,335,547	Chase Mortgage Finance Trust 5.50%, 11/25/2035	1,274,807
		CHL Mortgage Pass-Through Trust
	11,159	1 mo. USD LIBOR + 0.680%, 1.92%, 03/25/2035(2)	10,300
	933,712	3.50%, 09/25/2047(2)(4)	872,216
	1,518,000	Connecticut Avenue Securities 1 mo. USD LIBOR + 4.250%, 5.49%, 04/25/2029(2)	1,703,075
	130,948	CSMC Trust 3.25%, 04/25/2047(1)(2)(4)	131,216
		Deephaven Residential Mortgage Trust
	101,703	2.45%, 06/25/2047(1)(2)(4)	101,151
	72,884	3.49%, 12/26/2046(1)(2)(4)	73,107
		Fannie Mae Connecticut Avenue Securities
	525,000	1 mo. USD LIBOR + 3.550%, 4.79%, 07/25/2029(2)	558,647
	1,075,000	1 mo. USD LIBOR + 4.350%, 5.59%, 05/25/2029(2)	1,176,330

The accompanying notes are an integral part of these financial statements.

174

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.3% - (continued)
		Whole Loan Collateral CMO - 5.2% - (continued)
$	482,376	1 mo. USD LIBOR + 4.900%, 6.14%, 11/25/2024(2)	$547,827
	82,212	GMACM Mortgage Loan Trust 3.86%, 04/19/2036(2)(4)	77,330
	1,067,488	GSR Mortgage Loan Trust 3.42%, 01/25/2036(2)(4)	1,066,837
	2,098,686	HarborView Mortgage Loan Trust 1 mo. USD LIBOR + 0.240%, 1.48%, 12/19/2036(2)	1,839,286
	53,311	Impac CMB Trust 1 mo. USD LIBOR + 2.250%, 3.49%, 02/25/2036(2)	52,065
	602,645	IndyMac IMSC Mortgage Loan Trust 1 mo. USD LIBOR + 0.150%, 1.39%, 03/25/2047(2)	483,277
		JP Morgan Mortgage Trust
	511,446	3.34%, 05/25/2036(2)(4)	506,423
	363,787	3.43%, 11/25/2035(2)(4)	351,986
	79,841	3.58%, 04/25/2037(2)(4)	77,909
		LSTAR Securities Investment Ltd.
	2,682,512	0.00%, 10/01/2022(1)(2)(4)	2,682,528
	702,184	1 mo. USD LIBOR + 1.750%, 0.03%, 09/01/2022(1)(2)	701,934
	845,952	1 mo. USD LIBOR + 2.000%, 3.24%, 11/01/2021(1)(2)	846,215
		LSTAR Securities Investment Trust
	1,015,204	1 mo. USD LIBOR + 2.000%, 3.24%, 02/01/2022(1)(2)	1,012,298
	358,971	1 mo. USD LIBOR + 2.000%, 3.24%, 04/01/2022(1)(2)	358,989
	212,844	MASTR Adjustable Rate Mortgages Trust 3.47%, 11/21/2034(2)(4)	217,916
	91,181	MFA Trust 2.59%, 02/25/2057(1)(2)(4)	90,607
	417,000	Mortgage Repurchase Agreement Financing Trust 1 mo. USD LIBOR + 1.170%, 2.41%, 06/10/2019(1)(2)	416,996
		New Residential Mortgage Loan Trust
	196,077	3.75%, 11/26/2035(1)(2)(4)	201,887
	176,768	3.75%, 11/25/2056(1)(2)(4)	181,668
	278,663	4.00%, 03/25/2057(1)(2)(4)	288,717
	208,085	4.00%, 04/25/2057(1)(2)(4)	215,271
	253,940	4.00%, 05/25/2057(1)(2)(4)	263,223
	464,353	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.90%, 06/25/2036(2)(4)	419,675
	1,264,274	Residential Accredit Loans, Inc. 2.31%, 11/25/2037(2)(4)	1,097,394
	1,519,775	Structured Asset Mortgage Investments Trust 1 mo. USD LIBOR + 0.230%, 1.47%, 02/25/2036(2)	1,373,473
		Towd Point Mortgage Trust
	171,273	2.25%, 04/25/2056(1)(2)(4)	170,192
	142,393	2.75%, 08/25/2055(1)(2)(4)	142,825
	45,151	WaMu Mortgage Pass-Through Certificates Trust 1 mo. USD LIBOR + 0.420%, 1.66%, 06/25/2044(2)	43,673

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.3% - (continued)
		Whole Loan Collateral CMO - 5.2% - (continued)
$	727,147	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 1 mo. USD LIBOR + 0.600%, 1.84%, 07/25/2036(2)	$516,615
	630,000	Wells Fargo Commercial Mortgage Trust 2.88%, 05/15/2048(1)(2)(4)	401,507

			26,147,031

		Whole Loan Collateral PAC - 0.0%
	57,019	Alternative Loan Trust 1 mo. USD LIBOR + 0.500%, 1.74%, 12/25/2035(2)	41,169

		Total Asset & Commercial Mortgage Backed Securities (cost $71,071,256)	$71,710,894

CORPORATE BONDS - 18.4%
		Aerospace/Defense - 0.0%
		DAE Funding LLC
	30,000	4.50%, 08/01/2022(1)	30,413
	30,000	5.00%, 08/01/2024(1)	$30,637

			61,050

		Agriculture - 0.1%
	350,000	Kernel Holding SA 8.75%, 01/31/2022(10)	385,875

		Auto Manufacturers - 0.2%
	610,000	General Motors Co. 5.40%, 04/01/2048	645,434
CAD	370,000	VW Credit Canada, Inc. 1.60%, 04/04/2018(10)	286,742

			932,176

		Auto Parts & Equipment - 0.0%
$	200,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	205,750

		Beverages - 0.1%
CAD	310,000	Anheuser-Busch InBev Finance, Inc. 2.38%, 01/25/2018	240,734

		Chemicals - 0.1%
		OCP S.A.
$	200,000	4.50%, 10/22/2025(10)	199,834
	200,000	5.63%, 04/25/2024(10)	214,748
	185,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	197,025

			611,607

		Commercial Banks - 7.3%
EUR	715,000	Allied Irish Banks plc 5 year EUR Swap + 7.339%, 7.38%, 12/03/2020(2)(10)(11)	948,428
		Banco Bilbao Vizcaya Argentaria S.A.
	1,000,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(2)(10)(11)	1,230,372
$	1,000,000	5 year USD Swap + 8.262%, 9.00%, 05/09/2018(2)(10)(11)	1,034,040
EUR	1,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(2)(10)(11)	1,953,555
		Banco do Brasil S.A.

The accompanying notes are an integral part of these financial statements.

175

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Commercial Banks - 7.3% - (continued)
$	200,000	4.63%, 01/15/2025(1)	$199,600
	365,000	10 year UST + 6.362%, 9.00%, 06/18/2024(2)(10)(11)	400,587
	400,000	Banco Santander S.A. 3.80%, 02/23/2028	399,767
EUR	525,000	Bank of Ireland 5 year EUR Swap + 6.956%, 7.38%, 06/18/2020(2)(10)(11)	692,729
		Barclays plc
$	200,000	5 year USD Swap + 6.772%, 7.88%, 03/15/2022(2)(10)(11)	223,025
EUR	475,000	5 year EUR Swap + 6.750%, 8.00%, 12/15/2020(2)(11)	641,140
	500,000	BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 8.13%, 10/30/2023(10)	795,767
$	755,000	BNP Paribas S.A. 5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(2)(11)	846,544
EUR	600,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(2)(10)(11)	803,746
		CaixaBank S.A.
	600,000	3.50%, 02/15/2027(2)(4)(10)	741,798
	1,200,000	5 year EUR Swap + 6.498%, 6.75%, 06/13/2024(2)(10)(11)	1,542,843
	350,000	Cooperatieve Rabobank UA 5.50%, 06/29/2020(2)(4)(10)(11)	447,448
		Credit Agricole S.A.
	600,000	4.75%, 09/27/2048(2)(4)(10)	829,855
$	1,850,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(11)	2,226,797
		Credit Suisse Group AG
	350,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(2)(10)(11)	382,812
	2,140,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(2)(11)	2,340,625
EUR	600,000	Deutsche Bank AG 4.50%, 05/19/2026	803,499
	600,000	Deutsche Pfandbriefbank AG 5 year EUR Swap + 2.750%, 2.88%, 06/28/2027(2)(10)	707,283
	600,000	Erste Group Bank AG EUSA5 + 6.204%, 6.50%, 04/15/2024(2)(10)(11)	819,283
CAD	370,000	Goldman Sachs Group, Inc. 3.38%, 02/01/2018	288,084
		HSBC Holdings plc
$	1,175,000	5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(2)(11)	1,248,437
	200,000	5 year USD ICE Swap + 4.368%, 6.38%, 03/30/2025(2)(11)	218,750
		Intesa Sanpaolo S.p.A.
	450,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(11)	491,625
EUR	550,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(2)(10)(11)	777,943
$	375,000	Marb Bondco Plc 7.00%, 03/15/2024(10)	377,812
AUD	330,000	Morgan Stanley 7.38%, 02/22/2018(10)	256,561

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Commercial Banks - 7.3% - (continued)
		Raiffeisen Bank International AG
EUR	500,000	6.00%, 10/16/2023(10)	$708,514
	600,000	EUSA12 + 5.954%, 6.13%, 12/15/2022(2)(10)(11)	758,112
$	350,000	Royal Bank of Scotland Group plc 5 year USD Swap + 7.598%, 8.63%, 08/15/2021(2)(11)	396,340
GBP	200,000	Santander UK Group Holdings plc 5 year GBP Swap + 5.543%, 7.38%, 06/24/2022(2)(10)(11)	290,530
$	200,000	Skandinaviska Enskilda Banken AB 5 year USD Swap: USSW5 + 3.493%, 5.63%, 05/13/2022(2)(10)(11)	209,752
		Societe Generale S.A.
	1,125,000	5 year USD Swap + 6.238%, 7.38%, 09/13/2021(1)(2)(11)	1,240,312
	1,475,000	5 year USD Swap + 6.394%, 8.25%, 11/29/2018(2)(10)(11)	1,561,656
	225,000	Standard Chartered plc 5 year USD Swap + 6.301%, 7.50%, 04/02/2022(2)(10)(11)	246,814
		UBS Group AG
	950,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(2)(10)(11)	1,035,500
	800,000	5 year USD Swap + 4.866%, 7.00%, 02/19/2025(2)(10)(11)	916,584
	750,000	5 year USD Swap + 5.464%, 7.13%, 02/19/2020(2)(10)(11)	808,125
		UniCredit S.p.A.
	720,000	5 year ICE USD Swap Rate: USISDA05 + 3.703%, 5.86%, 06/19/2032(2)(10)	768,720
EUR	200,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(2)(10)(11)	258,006
$	940,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(2)(10)(11)	1,040,557
	345,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(10)	375,091
	385,000	Wells Fargo & Co. 4.40%, 06/14/2046	397,343
		Zenith Bank plc
	495,000	7.38%, 05/30/2022(1)	513,503
	400,000	7.38%, 05/30/2022(10)	414,952

			36,611,166

		Commercial Services - 0.7%
	2,203,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(1)	2,280,281
	365,000	Cardtronics, Inc. 5.13%, 08/01/2022	372,300
CAD	245,000	Penske Truck Leasing Canada, Inc. 3.65%, 02/01/2018	190,856
		United Rentals North America, Inc.
$	70,000	4.63%, 07/15/2023	72,975
	280,000	5.50%, 07/15/2025	300,475
	340,000	5.50%, 05/15/2027	363,800

			3,580,687

The accompanying notes are an integral part of these financial statements.

176

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Construction Materials - 0.2%
$	361,000	Eagle Materials, Inc. 4.50%, 08/01/2026	$376,343
	765,000	Standard Industries, Inc. 6.00%, 10/15/2025(1)	827,156

			1,203,499

		Diversified Financial Services - 0.2%
		Navient Corp.
	245,000	5.88%, 03/25/2021	257,556
	270,000	6.63%, 07/26/2021	289,237
	285,000	7.25%, 09/25/2023	308,691
	200,000	Unifin Financiera S.A.B. de C.V. SOFOM ENR 7.00%, 01/15/2025(10)	209,250

			1,064,734

		Electric - 0.9%
	280,000	Abu Dhabi National Energy Co. PJSC 4.38%, 06/22/2026(10)	288,401
		AES Corp.
	310,000	4.88%, 05/15/2023	316,975
	215,000	5.50%, 03/15/2024	224,675
	170,000	5.50%, 04/15/2025	179,775
	865,000	Duke Energy Corp. 3.75%, 09/01/2046	840,761
	1,070,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(10)	1,080,700
		NextEra Energy Operating Partners L.P.
	15,000	4.25%, 09/15/2024(1)	15,150
	20,000	4.50%, 09/15/2027(1)	20,125
	780,000	Pacific Gas & Electric Co. 6.05%, 03/01/2034	968,922
	360,000	Pampa Energia S.A. 7.50%, 01/24/2027(10)	392,688

			4,328,172

		Engineering & Construction - 0.7%
	785,000	Aeropuertos Dominicanos Siglo XXI S.A. 6.75%, 03/30/2029(10)	851,725
		Mexico City Airport Trust
	200,000	3.88%, 04/30/2028(1)	195,820
	290,000	5.50%, 07/31/2047(1)	287,245
		SBA Tower Trust
	265,000	3.17%, 04/09/2047(1)	266,078
	1,665,000	3.60%, 04/09/2043(1)	1,664,995

			3,265,863

		Entertainment - 0.1%
		WMG Acquisition Corp.
	180,000	4.88%, 11/01/2024(1)	185,400
	45,000	5.00%, 08/01/2023(1)	46,800

			232,200

		Environmental Control - 0.0%
		Clean Harbors, Inc.
	60,000	5.13%, 06/01/2021	60,825
	160,000	5.25%, 08/01/2020	162,400

			223,225

		Gas - 0.1%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	30,000	5.50%, 05/20/2025	30,675

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Gas - 0.1% - (continued)
$	70,000	5.63%, 05/20/2024	$73,763
	250,000	5.88%, 08/20/2026	260,000
CAD	265,000	Enbridge Gas Distribution, Inc. 5.16%, 12/04/2017	206,090

			570,528

		Healthcare-Services - 0.2%
		Community Health Systems, Inc.
$	180,000	5.13%, 08/01/2021	175,050
	305,000	6.25%, 03/31/2023	293,562
	340,000	LifePoint Health, Inc. 5.88%, 12/01/2023	349,418
	195,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	204,750

			1,022,780

		Home Builders - 0.1%
	170,000	Meritage Homes Corp. 6.00%, 06/01/2025	182,750
	485,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	508,644

			691,394

		Insurance - 0.4%
	620,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	658,750
		Genworth Holdings, Inc.
	285,000	4.90%, 08/15/2023	241,452
	50,000	7.20%, 02/15/2021	47,795
EUR	600,000	Intesa Sanpaolo Vita S.p.A. 6 Mo. EUR LIBOR + 4.817%, 4.75%, 12/17/2024(2)(10)(11)	777,537
$	330,000	MGIC Investment Corp. 5.75%, 08/15/2023	363,000

			2,088,534

		Iron/Steel - 0.4%
	275,000	ArcelorMittal 6.13%, 06/01/2025	317,204
	200,000	Gerdau Trade, Inc. 4.88%, 10/24/2027(1)	200,650
	1,110,000	Koks OAO Via Koks Finance DAC 7.50%, 05/04/2022(1)	1,196,412
	260,000	Novolipetsk Steel via Steel Funding DAC 4.00%, 09/21/2024(1)	260,000
	210,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	224,805

			2,199,071

		IT Services - 0.0%
	175,000	NCR Corp. 5.00%, 07/15/2022	178,938

		Machinery - Construction & Mining - 0.1%
	295,000	Oshkosh Corp. 5.38%, 03/01/2025	312,700

		Machinery-Diversified - 0.1%
	345,000	CNH Industrial N.V. 4.50%, 08/15/2023	364,838

		Media - 0.8%
	215,000	Altice U.S. Finance Corp. 5.50%, 05/15/2026(1)	223,600

The accompanying notes are an integral part of these financial statements.

177

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Media - 0.8% - (continued)
		CCO Holdings LLC / CCO Holdings Capital Corp.
$	30,000	5.13%, 02/15/2023	$30,975
	225,000	5.25%, 09/30/2022	231,750
	70,000	5.75%, 09/01/2023	72,538
	10,000	5.75%, 01/15/2024	10,388
	645,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045	738,542
	400,000	CSC Holdings LLC 5.50%, 04/15/2027(1)	412,000
		DISH DBS Corp.
	275,000	5.88%, 11/15/2024	274,656
	150,000	6.75%, 06/01/2021	157,500
	430,000	Liberty Interactive LLC 8.25%, 02/01/2030	473,000
	200,000	SFR Group S.A. 7.38%, 05/01/2026(1)	215,000
		TEGNA, Inc.
	30,000	4.88%, 09/15/2021(1)	30,675
	405,000	5.50%, 09/15/2024(1)	424,237
		Viacom, Inc.
	45,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(2)	44,561
	65,000	3 mo. USD LIBOR + 3.899%, 6.25%, 02/28/2057(2)	64,220
		Videotron Ltd.
	110,000	5.00%, 07/15/2022	118,800
	300,000	5.38%, 06/15/2024(1)	324,000

			3,846,442

		Mining - 0.1%
	410,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	441,262

		Multi-National - 0.0%
INR	9,490,000	International Finance Corp. 7.10%, 03/21/2031	150,161

		Oil & Gas - 2.2%
$	350,000	Borets Finance DAC Co. 6.50%, 04/07/2022(10)	372,956
		Continental Resources, Inc.
	225,000	3.80%, 06/01/2024	218,531
	175,000	4.50%, 04/15/2023	177,188
	45,000	4.90%, 06/01/2044	41,906
	50,000	5.00%, 09/15/2022	50,563
	331,000	Ecopetrol S.A. 5.88%, 05/28/2045	328,517
	375,000	Indika Energy Capital II Pte 6.88%, 04/10/2022	390,909
	220,000	KazMunayGas National Co. JSC 5.75%, 04/19/2047(10)	221,100
		MEG Energy Corp.
	155,000	6.50%, 01/15/2025(1)	154,225
	51,000	7.00%, 03/31/2024(1)	46,283
	500,000	Nostrum Oil & Gas Finance B.V. 8.00%, 07/25/2022(1)	520,250
		Petrobras Global Finance B.V.
	1,223,000	5.30%, 01/27/2025(1)	1,226,975
	180,000	6.13%, 01/17/2022	194,580
		Petroleos Mexicanos
	716,000	5.50%, 06/27/2044	646,834

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Oil & Gas - 2.2% - (continued)
$	460,000	6.50%, 03/13/2027(1)	$502,320
	170,000	6.75%, 09/21/2047(1)	175,219
	750,000	6.75%, 09/21/2047	773,025
		QEP Resources, Inc.
	135,000	5.25%, 05/01/2023	133,313
	180,000	5.38%, 10/01/2022	178,650
	100,381	Shelf Drilling Holdings Ltd. 9.50%, 11/02/2020(1)	101,887
	290,000	SM Energy Co. 6.75%, 09/15/2026	297,612
		State Oil Co. of the Azerbaijan Republic
	285,000	4.75%, 03/13/2023(10)	286,140
	580,000	6.95%, 03/18/2030(10)	637,504
	405,000	Tullow Oil PLC 6.25%, 04/15/2022(10)	403,987
		WPX Energy, Inc.
	290,000	5.25%, 09/15/2024	291,087
	135,000	6.00%, 01/15/2022	140,569
		YPF S.A.
	712,000	8.50%, 07/28/2025(10)	828,056
ARS	27,918,777	16.50%, 05/09/2022(1)	1,487,938

			10,828,124

		Oil & Gas Services - 0.1%
$	705,000	Alpha Star Holding III Ltd. 6.25%, 04/20/2022(10)	733,200

		Packaging & Containers - 0.2%
	460,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	504,850
	230,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	239,453

			744,303

		Pharmaceuticals - 0.2%
	300,000	Allergan Funding SCS 3 mo. USD LIBOR + 1.080%, 2.39%, 03/12/2018(2)	300,936
	345,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(1)	358,800
		Valeant Pharmaceuticals International, Inc.
	20,000	5.50%, 11/01/2025(1)	20,450
	15,000	6.50%, 03/15/2022(1)	15,900
	305,000	7.00%, 03/15/2024(1)	330,162

			1,026,248

		Pipelines - 0.6%
		Abu Dhabi Crude Oil Pipeline LLC
	310,000	3.65%, 11/02/2029(1)	310,000
	295,000	4.60%, 11/02/2047(1)	301,435
	250,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 6.25%, 10/15/2022	266,250
		DCP Midstream Operating L.P.
	215,000	3.88%, 03/15/2023	213,387
	145,000	4.95%, 04/01/2022	150,438
	450,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	506,250
	30,000	NGPL PipeCo LLC 4.88%, 08/15/2027(1)	31,050

The accompanying notes are an integral part of these financial statements.

178

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Pipelines - 0.6% - (continued)
$	200,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(1)	$226,008
	665,000	Sunoco Logistics Partners Operations L.P. 5.40%, 10/01/2047	674,699
		Williams Cos., Inc.
	170,000	3.70%, 01/15/2023	171,488
	100,000	4.55%, 06/24/2024	104,500
	75,000	5.75%, 06/24/2044	79,500

			3,035,005

		Real Estate - 0.2%
	815,000	KWG Property Holding Ltd. 6.00%, 09/15/2022(10)	838,431

		Real Estate Investment Trusts - 0.1%
		Equinix, Inc.
	100,000	5.38%, 04/01/2023	103,250
	355,000	5.88%, 01/15/2026	384,731
	50,201	VICI Properties LLC / VICI FC, Inc. 8.00%, 10/15/2023	55,849

			543,830

		Retail - 0.2%
	945,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)	952,862
	30,000	Lithia Motors, Inc. 5.25%, 08/01/2025(1)	31,463
	255,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	253,087

			1,237,412

		Semiconductors - 0.2%
		Sensata Technologies B.V.
	300,000	5.00%, 10/01/2025(1)	318,000
	245,000	5.63%, 11/01/2024(1)	271,950
	355,000	STATS ChipPAC Pte Ltd. 8.50%, 11/24/2020(10)	381,625

			971,575

		Software - 0.2%
		First Data Corp.
	300,000	5.00%, 01/15/2024(1)	311,625
	140,000	5.38%, 08/15/2023(1)	145,775
		MSCI, Inc.
	240,000	4.75%, 08/01/2026(1)	249,900
	45,000	5.25%, 11/15/2024(1)	47,587
	105,000	5.75%, 08/15/2025(1)	113,400
	300,000	Open Text Corp. 5.88%, 06/01/2026(1)	325,125

			1,193,412

		Telecommunications - 1.1%
		AT&T, Inc.
	500,000	4.75%, 05/15/2046	471,638
	650,000	5.15%, 02/14/2050	640,756
	250,000	Digicel Group Ltd. 8.25%, 09/30/2020(10)	247,188
	360,000	IHS Netherlands Holdco B.V. 9.50%, 10/27/2021(10)	382,427
	200,000	Millicom International Cellular S.A. 5.13%, 01/15/2028(1)	201,020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Telecommunications - 1.1% - (continued)
$	1,280,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(1)	$1,328,000
		Nokia Oyj
	300,000	4.38%, 06/12/2027	300,000
	250,000	6.63%, 05/15/2039	285,382
	329,000	Sprint Communications, Inc. 7.00%, 03/01/2020(1)	356,965
	330,000	Sprint Corp. 7.13%, 06/15/2024	356,710
		Telecom Italia Capital S.A.
	315,000	6.00%, 09/30/2034	352,904
	40,000	6.38%, 11/15/2033	46,400
	340,000	Verizon Communications, Inc. 4.52%, 09/15/2048	324,836

			5,294,226

		Transportation - 0.2%
	565,000	Rumo Luxembourg Sarl 7.38%, 02/09/2024(10)	615,567
	340,000	Russian Railways via RZD Capital plc 5.70%, 04/05/2022(10)	368,968

			984,535

		Total Corporate Bonds (cost $89,027,170)	$92,243,687

FOREIGN GOVERNMENT OBLIGATIONS - 24.8%
		Angola - 0.0%
	200,000	Angolan Government International Bond 9.50%, 11/12/2025(10)	$218,000

		Argentina - 2.8%
		Argentina Treasury Bill
	608,721	1.00%, 05/24/2018	597,644
	181,215	2.53%, 11/10/2017	181,094
	184,860	2.69%, 11/24/2017	184,522
	426,493	2.78%, 01/26/2018	423,430
	2,040,411	3.07%, 06/15/2018	1,999,215
	1,079,790	3.07%, 12/15/2017	1,075,973
	1,084,202	3.31%, 04/27/2018	1,067,339
		Argentine Republic Government International Bond
EUR	3,150,000	2.26%, 12/31/2038(3)	2,608,855
$	1,020,000	2.50%, 12/31/2038(3)	732,870
	880,000	6.88%, 04/22/2021	959,200
	2,185,000	6.88%, 01/26/2027	2,381,650
	20,000	7.13%, 06/28/2117(1)	20,520
	918,335	8.28%, 12/31/2033	1,071,697
	200,000	City of Buenos Aires Argentina 8.95%, 02/19/2021(10)	222,760
		Provincia de Buenos Aires
	475,000	9.13%, 03/16/2024(10)	553,375
	150,045	9.95%, 06/09/2021(1)	174,450

			14,254,594

		Australia - 0.1%
AUD	400,000	Australia Government Bond 5.50%, 04/21/2023(10)	356,407

		Austria - 0.2%
		Austria Government Bond
EUR	155,000	0.75%, 10/20/2026(1)(10)	185,282

The accompanying notes are an integral part of these financial statements.

179

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Austria - 0.2% - (continued)
EUR	420,000	1.65%, 10/21/2024(1)(10)	$541,536
	350,000	1.95%, 06/18/2019(1)(10)	425,026

			1,151,844

		Azerbaijan - 0.3%
		Republic of Azerbaijan International Bond
$	170,000	3.50%, 09/01/2032(1)	146,412
	890,000	4.75%, 03/18/2024(10)	915,445
	340,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(10)	384,214

			1,446,071

		Belgium - 0.3%
		Belgium Government Bond
EUR	125,000	0.80%, 06/22/2027(1)(10)	148,254
	505,000	2.60%, 06/22/2024(1)(10)	686,800
	350,000	3.75%, 09/28/2020(1)(10)	459,463

			1,294,517

		Brazil - 0.7%
BRL	893,000	Brazil Letras do Tesouro Nacional 8.92%, 01/01/2020(12)	229,563
		Brazil Notas do Tesouro Nacional
	576,452	6.00%, 08/15/2050(13)	195,681
	1,164,000	10.00%, 01/01/2021	365,079
		Brazilian Government International Bond
$	625,000	4.63%, 01/13/2028	620,625
	2,210,000	5.00%, 01/27/2045	2,045,097
	185,000	8.25%, 01/20/2034	240,407

			3,696,452

		Bulgaria - 0.2%
EUR	615,000	Bulgaria Government International Bond 3.13%, 03/26/2035(10)	786,946

		Canada - 0.2%
		Canadian Government Bond
CAD	165,000	0.75%, 03/01/2021	124,799
	150,000	1.00%, 09/01/2022	112,898
	575,000	1.75%, 09/01/2019	448,728
	165,000	2.25%, 06/01/2025	131,687

			818,112

		Cayman Islands - 0.1%
		KSA Sukuk Ltd.
$	200,000	2.89%, 04/20/2022(1)	200,220
	200,000	2.89%, 04/20/2022(10)	200,220

			400,440

		Colombia - 0.9%
		Colombia Government International Bond
	1,155,000	3.88%, 04/25/2027	1,162,508
	470,000	4.00%, 02/26/2024	489,270
	1,150,000	4.50%, 01/28/2026	1,225,325
	1,135,000	5.00%, 06/15/2045	1,167,631
COP	1,502,700,000	Colombian TES 10.00%, 07/24/2024	591,118

			4,635,852

		Costa Rica - 0.1%
		Costa Rica Government International Bond
$	200,000	7.00%, 04/04/2044(10)	208,500
	365,000	7.16%, 03/12/2045(10)	387,812

			596,312

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Croatia - 0.5%
		Croatia Government International Bond
EUR	1,715,000	3.00%, 03/11/2025(10)	$2,132,563
	250,000	3.88%, 05/30/2022(10)	326,364

			2,458,927

		Denmark - 0.1%
		Denmark Government Bond
DKK	750,000	1.75%, 11/15/2025	132,167
	1,745,000	4.00%, 11/15/2019	298,861

			431,028

		Dominican Republic - 0.3%
		Dominican Republic International Bond
$	565,000	5.50%, 01/27/2025(10)	599,606
	360,000	5.88%, 04/18/2024(10)	391,950
	260,000	7.45%, 04/30/2044(10)	308,750

			1,300,306

		Egypt - 0.1%
	350,000	Egypt Government International Bond 7.50%, 01/31/2027(10)	388,006

		Finland - 0.1%
		Finland Government Bond
EUR	50,000	0.50%, 04/15/2026(1)(10)	59,110
	150,000	1.13%, 09/15/2018(1)(10)	177,460
	225,000	1.50%, 04/15/2023(1)(10)	285,508

			522,078

		France - 0.9%
		France Government Bond OAT
	630,000	0.00%, 05/25/2020(10)	744,729
	910,000	0.01%, 05/25/2022(10)	1,072,719
	450,000	1.00%, 11/25/2018(10)	533,251
	1,265,000	3.00%, 04/25/2022(10)	1,694,105
	260,000	French Republic Government Bond OAT 0.01%, 02/25/2020(10)	307,051

			4,351,855

		Ghana - 0.1%
$	520,000	Ghana Government International Bond 8.13%, 01/18/2026(10)	564,200

		Honduras - 0.0%
	150,000	Honduras Government International Bond 6.25%, 01/19/2027(1)	161,756

		Hungary - 1.2%
		Hungary Government International Bond
	3,242,000	5.38%, 02/21/2023	3,631,040
	1,120,000	6.25%, 01/29/2020	1,213,769
	970,000	6.38%, 03/29/2021	1,085,187

			5,929,996

		India - 0.0%
INR	10,000,000	India Government Bond 8.15%, 11/24/2026	164,626

		Indonesia - 1.4%
		Indonesia Government International Bond
$	390,000	3.85%, 07/18/2027(1)	401,634
	335,000	4.75%, 01/08/2026(10)	365,215
	200,000	4.75%, 07/18/2047(1)	211,670
	200,000	5.13%, 01/15/2045(10)	221,934
	845,000	5.88%, 01/15/2024(10)	970,170

The accompanying notes are an integral part of these financial statements.

180

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Indonesia - 1.4% - (continued)
$	775,000	6.63%, 02/17/2037(10)	$995,840
	1,460,000	7.75%, 01/17/2038(10)	2,085,401
	545,000	8.50%, 10/12/2035(10)	815,438
IDR	7,083,000,000	Indonesia Treasury Bond 9.00%, 03/15/2029	594,058
		Perusahaan Penerbit SBSN Indonesia III
$	200,000	3.40%, 03/29/2022(1)	203,900
	200,000	4.15%, 03/29/2027(1)	206,200

			7,071,460

		Ireland - 0.1%
		Ireland Government Bond
EUR	205,000	3.40%, 03/18/2024(10)	288,188
	110,000	4.50%, 10/18/2018	134,451
	85,000	5.40%, 03/13/2025	135,276

			557,915

		Israel - 0.0%
$	200,000	Israel Government International Bond 4.50%, 01/30/2043	213,888

		Italy - 1.1%
		Italy Buoni Poliennali Del Tesoro
EUR	170,000	0.35%, 06/15/2020	199,945
	590,000	0.75%, 01/15/2018	688,622
	820,000	1.20%, 04/01/2022	984,393
	875,000	1.50%, 08/01/2019	1,050,636
	415,000	3.50%, 11/01/2017	483,413
	415,000	3.75%, 09/01/2024	563,466
	415,000	4.50%, 02/01/2018	489,238
	815,000	4.75%, 09/01/2021	1,110,362

			5,570,075

		Ivory Coast - 0.2%
		Ivory Coast Government International Bond
$	362,840	5.75%, 12/31/2032(3)(10)	357,731
	715,000	6.13%, 06/15/2033(1)	705,062

			1,062,793

		Japan - 0.4%
		Japan Government Five Year Bond
JPY	93,900,000	0.10%, 06/20/2020	830,941
	50,000,000	0.30%, 09/20/2018	441,533
	72,900,000	Japan Government Ten Year Bond 1.10%, 03/20/2021	667,484

			1,939,958

		Malaysia - 0.2%
		Malaysia Government Bond
MYR	1,266,000	3.80%, 09/30/2022	299,706
	440,000	3.96%, 09/15/2025	102,461
	1,300,000	4.05%, 09/30/2021	311,047
	575,000	5.73%, 07/30/2019	141,339

			854,553

		Mexico - 1.5%
		Mexican Bonos
MXN	7,287,400	6.50%, 06/09/2022	371,817
	1,749,000	8.00%, 06/11/2020	93,334
	4,762,200	8.00%, 12/07/2023	259,358
	11,085,700	10.00%, 12/05/2024	670,615
		Mexico Government International Bond
$	520,000	3.50%, 01/21/2021	542,360
	310,000	4.15%, 03/28/2027	322,245

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Mexico - 1.5% - (continued)
$	1,111,000	4.35%, 01/15/2047	$1,046,007
	1,240,000	4.75%, 03/08/2044	1,236,280
	2,448,000	6.05%, 01/11/2040	2,866,608

			7,408,624

		Mongolia - 0.2%
		Mongolia Government International Bond
	760,000	5.13%, 12/05/2022(10)	755,286
	200,000	5.63%, 05/01/2023(1)	200,522

			955,808

		Morocco - 0.1%
		Morocco Government International Bond
EUR	180,000	3.50%, 06/19/2024(10)	233,487
$	425,000	5.50%, 12/11/2042(10)	474,348

			707,835

		Netherlands - 0.4%
		Netherlands Government Bond
EUR	105,000	0.01%, 01/15/2022	124,401
	435,000	0.25%, 01/15/2020	517,459
	140,000	0.75%, 07/15/2027(1)(10)	167,422
	545,000	1.25%, 01/15/2019(1)(10)	650,270
	340,000	2.00%, 07/15/2024(1)(10)	449,311

			1,908,863

		Nigeria - 0.1%
		Nigeria Government International Bond
$	200,000	7.88%, 02/16/2032(1)	219,696
	200,000	7.88%, 02/16/2032(10)	219,696

			439,392

		Norway - 0.1%
		Norway Government Bond
NOK	375,000	1.75%, 02/17/2027(1)(10)	46,467
	295,000	2.00%, 05/24/2023(1)(10)	37,642
	1,305,000	3.75%, 05/25/2021(1)(10)	175,446

			259,555

		Oman - 0.3%
		Oman Government International Bond
$	325,000	3.63%, 06/15/2021(10)	326,824
	400,000	3.88%, 03/08/2022(1)	403,500
	525,000	5.38%, 03/08/2027(1)	538,853
	200,000	5.38%, 03/08/2027(10)	205,277

			1,474,454

		Panama - 0.1%
	360,000	Panama Government International Bond 9.38%, 04/01/2029	540,900

		Paraguay - 0.0%
	200,000	Paraguay Government International Bond 4.70%, 03/27/2027(1)	210,000

		Peru - 0.1%
PEN	1,530,000	Peru Government Bond 5.20%, 09/12/2023	488,542

		Poland - 0.2%
PLN	480,000	Poland Government Bond 5.25%, 10/25/2020	143,897
		Republic of Poland Government Bond
	1,658,000	2.00%, 04/25/2021	451,037
	185,000	2.50%, 07/25/2026	47,491

The accompanying notes are an integral part of these financial statements.

181

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Poland - 0.2% - (continued)
PLN	155,000	2.50%, 07/25/2027	$39,308
	1,395,000	4.00%, 10/25/2023	405,360

			1,087,093

		Qatar - 0.5%
$	990,000	Qatar Government International Bond 2.38%, 06/02/2021(10)	968,220
	1,385,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(10)	1,455,192

			2,423,412

		Romania - 0.6%
		Romanian Government International Bond
EUR	1,388,000	2.88%, 10/28/2024(10)	1,777,296
	905,000	3.88%, 10/29/2035(10)	1,138,176

			2,915,472

		Russia - 2.1%
		Russian Federal Bond - OFZ
RUB	25,680,000	7.00%, 08/16/2023	432,757
	11,014,000	7.10%, 10/16/2024	185,051
	30,290,000	8.50%, 09/17/2031	560,686
		Russian Foreign Bond - Eurobond
$	400,000	4.25%, 06/23/2027(1)	407,668
	1,200,000	4.75%, 05/27/2026(10)	1,266,672
	2,400,000	4.88%, 09/16/2023(10)	2,610,519
	2,100,000	5.00%, 04/29/2020(10)	2,220,742
	600,000	5.25%, 06/23/2047(1)	614,250
	1,400,000	5.25%, 06/23/2047(10)	1,433,250
	400,000	5.63%, 04/04/2042(10)	441,168
	200,000	5.88%, 09/16/2043(10)	228,422

			10,401,185

		Saudi Arabia - 0.2%
		Saudi Government International Bond
	675,000	2.88%, 03/04/2023(1)	672,300
	225,000	3.63%, 03/04/2028(1)	223,312
	220,000	4.63%, 10/04/2047(1)	225,165

			1,120,777

		Senegal - 0.1%
		Senegal Government International Bond
	200,000	6.25%, 07/30/2024(10)	214,860
	200,000	6.25%, 05/23/2033(1)	206,730

			421,590

		Singapore - 0.0%
		Singapore Government Bond
SGD	150,000	2.25%, 06/01/2021	112,398
	130,000	3.00%, 09/01/2024	101,589

			213,987

		South Africa - 0.4%
		Republic of South Africa Government Bond
ZAR	18,405,000	6.25%, 03/31/2036	898,226
	790,000	8.00%, 01/31/2030	49,430
	970,000	10.50%, 12/21/2026	74,322
$	1,130,000	Republic of South Africa Government International Bond 4.85%, 09/27/2027	1,103,016

			2,124,994

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Spain - 0.9%
EUR	245,000	Instituto de Credito Oficial 4.88%, 02/01/2018(10)	$289,021
		Spain Government Bond
	420,000	0.25%, 01/31/2019	492,792
	160,000	1.15%, 07/30/2020	192,940
	445,000	1.30%, 10/31/2026(1)(10)	520,696
	155,000	1.95%, 04/30/2026(1)(10)	191,800
	840,000	2.75%, 10/31/2024(1)(10)	1,106,387
	335,000	4.50%, 01/31/2018	394,907
	200,000	5.40%, 01/31/2023(1)(10)	293,391
	520,000	5.50%, 04/30/2021(1)(10)	722,347
	255,000	Spain Letras del Tesoro 0.00%, 01/19/2018(12)	297,318

			4,501,599

		Sri Lanka - 0.1%
		Sri Lanka Government International Bond
$	245,000	6.20%, 05/11/2027(1)	260,373
	400,000	6.85%, 11/03/2025(10)	443,994

			704,367

		Supranational - 0.1%
INR	20,760,000	International Finance Corp. 7.80%, 06/03/2019	330,700

		Sweden - 0.0%
		Sweden Government Bond
SEK	500,000	1.00%, 11/12/2026	62,111
	1,215,000	1.50%, 11/13/2023(1)(10)	156,915

			219,026

		Switzerland - 0.0%
		Switzerland Government Bond
CHF	50,000	2.00%, 05/25/2022(10)	56,027
	145,000	3.00%, 01/08/2018(10)	146,373

			202,400

		Tajikistan - 0.0%
$	200,000	Republic of Tajikistan International Bond 7.13%, 09/14/2027(1)	192,300

		Thailand - 0.1%
		Thailand Government Bond
THB	8,590,000	3.63%, 06/16/2023	281,631
	9,705,000	3.85%, 12/12/2025	325,788

			607,419

		Tunisia - 0.1%
		Banque Centrale de Tunisie International Bond
EUR	210,000	5.63%, 02/17/2024(10)	259,828
$	285,000	5.75%, 01/30/2025(10)	282,575

			542,403

		Turkey - 1.8%
		Turkey Government Bond
TRY	950,000	9.40%, 07/08/2020	234,335
	1,285,000	11.00%, 03/02/2022	327,893
		Turkey Government International Bond
$	2,395,000	3.25%, 03/23/2023	2,258,150
	200,000	4.88%, 10/09/2026	195,306
	2,570,000	4.88%, 04/16/2043	2,216,127
	940,000	5.75%, 03/22/2024	989,835
	780,000	5.75%, 05/11/2047	743,340
	695,000	6.00%, 03/25/2027	731,974

The accompanying notes are an integral part of these financial statements.

182

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Turkey - 1.8% - (continued)
$	1,100,000	6.75%, 04/03/2018	$1,118,507
	175,000	6.88%, 03/17/2036	192,731

			9,008,198

		Ukraine - 0.7%
		Ukraine Government International Bond
	620,000	7.38%, 09/25/2032(1)	611,241
	930,000	7.75%, 09/01/2021(1)	992,812
	1,825,000	7.75%, 09/01/2027(10)	1,879,892

			3,483,945

		United Arab Emirates - 0.3%
		Abu Dhabi Government International Bond
	1,015,000	2.50%, 10/11/2022(1)	1,008,403
	370,000	3.13%, 10/11/2027(1)	365,357

			1,373,760

		United Kingdom - 0.3%
		United Kingdom Gilt
GBP	295,000	0.50%, 07/22/2022(10)	386,688
	120,000	1.50%, 01/22/2021(10)	163,943
	315,000	1.75%, 07/22/2019(10)	427,587
	285,000	2.00%, 07/22/2020(10)	393,462

			1,371,680

		Uruguay - 0.0%
		Uruguay Government International Bond
UYU	1,525,000	8.50%, 03/15/2028(1)	52,915
	1,485,000	9.88%, 06/20/2022(1)	54,182

			107,097

		Venezuela - 0.7%
		Venezuela Government International Bond
$	4,139,000	7.75%, 10/13/2019(10)	1,934,982
	380,000	9.00%, 05/07/2023(10)	130,150
	800,000	9.25%, 05/07/2028(10)	264,000
	2,115,300	12.75%, 08/23/2022(10)	930,732

			3,259,864

		Zambia - 0.1%
	225,000	Zambia Government International Bond 8.97%, 07/30/2027(10)	245,295

		Total Foreign Government Obligations (cost $122,644,894)	$124,451,503

MUNICIPAL BONDS - 2.1%
		General - 0.6%
	1,165,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	$1,547,120
	470,000	Puerto Rico Commonwealth Gov't Employees Retirement System 5.85%, 07/01/2023	130,425
		Puerto Rico Commonwealth Government Employees Retirement System
	3,180,000	6.15%, 07/01/2038	882,450
	2,435,000	6.30%, 07/01/2043	675,712

			3,235,707

		General Obligation - 1.5%
	1,030,000	California State, GO Taxable 7.35%, 11/01/2039	1,524,956
		City of Chicago, IL, GO
	970,000	7.05%, 01/01/2029	1,075,051

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 2.1% - (continued)
		General Obligation - 1.5% - (continued)
$	815,000	7.38%, 01/01/2033	$942,058
	4,385,000	Commonwealth of Puerto Rico, GO 8.00%, 07/01/2035(6)	1,304,537
		Illinois State, GO
	2,495,000	5.10%, 06/01/2033	2,515,559
	20,000	5.16%, 02/01/2018	20,143
	70,000	5.67%, 03/01/2018	70,788
	15,000	5.88%, 03/01/2019	15,534

			7,468,626

		Total Municipal Bonds (cost $11,666,103)	$10,704,333

SENIOR FLOATING RATE INTERESTS - 23.9%(14)
		Advertising - 0.1%
	683,109	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 09/26/2021	$601,136

		Aerospace/Defense - 0.7%
	673,664	Fly Funding II S.a.r.l. 3 mo. USD LIBOR + 2.250%, 3.56%, 02/09/2023	675,631
	740,000	MacDonald, Dettwiler and Associates Ltd. 3 mo. USD LIBOR + 2.750%, 4.10%, 10/04/2024	744,166
		TransDigm, Inc.
	229,425	1 mo. USD LIBOR + 3.000%, 4.26%, 08/22/2024	230,464
	1,824,578	4.27%, 05/14/2022	1,831,950

			3,482,211

		Agriculture - 0.2%
	881,273	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 8.49%, 11/15/2021	817,381

		Auto Manufacturers - 0.1%
	577,659	Jaguar Holding Co. 3 mo. USD LIBOR + 2.750%, 4.04%, 08/18/2022	580,727

		Auto Parts & Equipment - 0.1%
	440,000	USI, Inc. 3 mo. USD LIBOR + 3.000%, 4.31%, 05/16/2024	440,915

		Beverages - 0.0%
	189,536	Refresco Group BV 0.00%, 09/26/2024(9)(15)	189,773

		Biotechnology - 0.1%
	619,071	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/15/2022(9)	619,071

		Chemicals - 0.7%
	360,000	Avantor, Inc. 0.00%, 09/07/2024(9)(15)	361,865
	537,600	Chemours Co. 1 mo. USD LIBOR + 2.500%, 3.75%, 05/12/2022	541,858
		Diamond (BC) B.V.
EUR	150,000	EURIBOR + 3.250%, 3.25%, 09/06/2024	174,563

The accompanying notes are an integral part of these financial statements.

183

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Chemicals - 0.7% - (continued)
$	575,000	3 mo. USD LIBOR + 3.000%, 4.32%, 09/06/2024	$577,260
	780,000	H.B. Fuller Co. 1 mo. USD LIBOR + 2.250%, 3.49%, 10/12/2024	784,227
	506,219	MacDermid, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 06/07/2023	509,069
	258,692	Minerals Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 3.52%, 02/14/2024	260,524
	157,000	Tronox Blocked Borrower LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	158,243
	362,308	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	365,177

			3,732,786

		Coal - 0.2%
	255,032	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 4.250%, 5.49%, 08/04/2020	187,576
	1,054,700	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 7.08%, 03/28/2022	993,000

			1,180,576

		Commercial Services - 1.5%
	240,000	Ascend Learning LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 07/12/2024	241,901
		Brickman Group Ltd. LLC
	984,616	3 mo. USD LIBOR + 3.000%, 4.32%, 12/18/2020	990,357
	124,043	1 mo. USD LIBOR + 6.500%, 7.74%, 12/17/2021	124,420
	396,010	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.500%, 4.74%, 10/03/2023	398,651
	153,685	Capital Automotive L.P. 1 mo. USD LIBOR + 6.000%, 7.25%, 03/24/2025	157,527
	155,087	KAR Auction Services, Inc. 3 mo. USD LIBOR + 2.500%, 3.88%, 03/09/2023	156,121
	255,000	Multi Color Corp. 0.00%, 09/20/2024(9)(15)	256,594
	783,064	PSAV Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 04/27/2024	787,958
	1,114,468	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 11/15/2023	1,119,416
	766,082	Russell Investment Group 3 mo. USD LIBOR + 4.250%, 5.49%, 06/01/2023	775,466
	378,100	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/06/2024	374,792
EUR	600,000	Techem GmbH 0.00%, 07/31/2024(9)(15)	703,194

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Commercial Services - 1.5% - (continued)
$	972,563	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/01/2024	$975,402
	595,500	Xerox Business Services LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 12/07/2023	600,341

			7,662,140

		Distribution/Wholesale - 0.6%
	265,000	Beacon Roofing Supply, Inc. 0.00%, 08/23/2024(9)(15)	266,656
	609,026	FPC Holdings, Inc. 5.33%, 11/19/2019	602,022
	681,401	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.750%, 5.09%, 06/09/2023	687,363
	939,039	PowerTeam Services LLC 3 mo. USD LIBOR + 3.250%, 4.58%, 05/06/2020	941,386
	441,663	Univar, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 07/01/2022	443,871

			2,941,298

		Diversified Financial Services - 0.9%
	378,100	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 4.08%, 04/04/2024	379,756
	225,000	Duff & Phelps Corp. 3 mo. USD LIBOR + 3.250%, 4.61%, 10/06/2024	227,110
	676,600	EVO Payments International LLC 1 mo. USD LIBOR + 5.000%, 6.25%, 12/22/2023	685,267
	725,000	FinCo I LLC 1 mo. USD LIBOR + 2.750%, 2.75%, 06/14/2022	735,331
	525,000	GreenSky Holdings LLC 1 mo. USD LIBOR + 4.000%, 5.25%, 08/26/2024	525,000
	249,375	NAB Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 07/01/2024	251,141
	124,063	NFP Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 01/08/2024	125,265
	198,500	RP Crown Parent LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 10/12/2023	199,328
	741,757	SAM Finance Lux S.a.r.l. 3 mo. USD LIBOR + 3.250%, 4.57%, 12/17/2020	744,909
	500,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2025	501,945

			4,375,052

		Electric - 0.5%
	502,133	Calpine Corp. 3 mo. USD LIBOR + 2.750%, 4.09%, 05/31/2023	504,257

The accompanying notes are an integral part of these financial statements.

184

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Electric - 0.5% - (continued)
$	815,000	Chief Exploration & Development LLC 3 mo. USD LIBOR + 6.500%, 7.96%, 05/16/2021	$795,986
	357,533	Helix Gen Funding LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 06/02/2024	361,147
	139,650	Pike Corp. 3 mo. USD LIBOR + 3.500%, 4.76%, 09/20/2024	141,745
	704,667	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 02/21/2021	534,539

			2,337,674

		Electronics - 0.1%
	571,735	Ceridian LLC 4.74%, 09/15/2020	571,735

		Energy-Alternate Sources - 0.3%
	865,000	BCP Renaissance Parent LLC 0.00%, 09/19/2024(9)(15)	874,463
		TEX Operations Co. LLC
	362,263	1 mo. USD LIBOR + 2.750%, 4.01%, 08/04/2023	363,270
	85,000	3 mo. USD LIBOR + 2.750%, 4.08%, 08/04/2023	85,223

			1,322,956

		Engineering & Construction - 0.2%
	947,625	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 5.62%, 06/21/2024	953,415

		Entertainment - 0.1%
	265,000	Scientific Games International, Inc. 2 mo. USD LIBOR + 3.250%, 4.52%, 08/14/2024	267,944

		Environmental Control - 0.1%
	418,189	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.750%, 3.95%, 11/10/2023	421,744
	185,000	Core & Main LP 6 mo. USD LIBOR + 3.000%, 4.46%, 08/01/2024	186,156

			607,900

		Food - 0.4%
	522,710	Hostess Brands LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 08/03/2022	525,323
	452,725	JBS USA LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 10/30/2022	442,824
	847,875	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 05/24/2024	851,962

			1,820,109

		Healthcare-Products - 0.4%
	498,740	Air Medical Group Holdings, Inc. 1 mo. USD LIBOR + 4.000%, 5.24%, 04/28/2022	500,610

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Healthcare-Products - 0.4% - (continued)
$	283,741	American Renal Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 06/14/2024	$281,170
	477,422	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	479,886
	259,350	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 4.58%, 02/02/2024	258,961
	515,000	Parexel International Corp. 0.00%, 09/27/2024(9)(15)	519,599
	212,850	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 09/07/2023	183,317

			2,223,543

		Healthcare-Services - 1.2%
	428,571	Air Medical Group Holdings, Inc. 0.00%, 09/07/2024(9)(15)	430,449
	174,600	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 5.57%, 07/01/2021	145,791
		Community Health Systems, Inc.
	205,636	3 mo. USD LIBOR + 2.750%, 4.07%, 12/31/2019	200,695
	535,655	3 mo. USD LIBOR + 3.000%, 4.32%, 01/27/2021	517,700
		DuPage Medical Group, Ltd.
	490,000	3 mo. USD LIBOR + 3.000%, 4.32%, 08/15/2024	492,450
	210,000	3 mo. USD LIBOR + 7.000%, 8.32%, 08/15/2025	210,787
	749,983	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.000%, 4.25%, 12/01/2023	752,795
	212,854	Genoa, a QoL Healthcare Co. LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 10/28/2023	214,540
	1,113,797	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 06/07/2023	1,124,144
	200,020	Opal Acquisition, Inc. 3 mo. USD LIBOR + 4.000%, 5.33%, 11/27/2020	191,877
	536,630	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.750%, 5.08%, 06/30/2021	539,093
	190,000	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 4.50%, 09/02/2024	188,243
	355,000	Teladoc, Inc. 1 mo. USD LIBOR + 7.250%, 8.49%, 06/17/2022	358,550
	893,579	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 5.58%, 12/31/2022	862,464

			6,229,578

		Household Products/Wares - 0.1%
	320,000	Galleria Co. 1 mo. USD LIBOR + 3.000%, 4.25%, 09/29/2023	319,200

The accompanying notes are an integral part of these financial statements.

185

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Housewares - 0.0%
$	235,000	Hayward Industries, Inc. 1 mo. USD LIBOR + 3.500%, 4.74%, 08/05/2024	$236,958

		Insurance - 1.0%
		Asurion LLC
	1,495,743	1 mo. USD LIBOR + 2.750%, 3.99%, 08/04/2022	1,506,721
	297,417	1 mo. USD LIBOR + 3.000%, 4.24%, 11/03/2023	299,835
	375,000	1 mo. USD LIBOR + 6.000%, 7.24%, 08/04/2025	386,955
	493,113	Evertec Group LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 04/17/2020	474,621
	309,229	HUB International Ltd. 3 mo. USD LIBOR + 3.000%, 4.31%, 10/02/2020	311,523
		Sedgwick Claims Management Services, Inc.
	1,233,169	1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2021	1,238,571
	515,000	1 mo. USD LIBOR + 5.750%, 6.99%, 02/28/2022	519,506
	400,000	USI Holdings Corp. 0.00%, 07/26/2024(9)(15)	399,500

			5,137,232

		Leisure Time - 1.7%
		Aristocrat Leisure Ltd.
	280,000	0.00%, 09/19/2024(9)(15)	281,260
	525,000	3 mo. USD LIBOR + 2.000%, 3.36%, 10/20/2021	528,071
	1,873,387	Caesars Resort Collection LLC 0.00%, 09/27/2024(9)(15)	1,884,759
	2,453,002	Delta 2 (LUX) S.a.r.l. 1 mo. USD LIBOR + 3.000%, 4.24%, 02/01/2024	2,470,884
	463,792	Eldorado Resorts LLC 3 mo. USD LIBOR + 2.250%, 3.50%, 04/17/2024	464,372
		Golden Entertainment, Inc.
	1,480,000	0.00%, 08/15/2024(9)(15)	1,480,622
	550,000	0.00%, 08/15/2025(9)(15)	554,125
	385,000	NCL Corp. Ltd. 1 mo. USD LIBOR + 1.750%, 2.99%, 10/02/2022	386,205
	382,720	Town Sports International, Inc. 4.74%, 11/15/2020	356,886

			8,407,184

		Lodging - 0.4%
	428,001	Boyd Gaming Corp. 1 Week USD LIBOR + 2.500%, 3.70%, 09/15/2023	430,411
	850,000	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/06/2024(9)	850,535
	541,877	Caesars Growth Properties Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/08/2021	541,991

			1,822,937

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Machinery - Construction & Mining - 0.2%
$	1,155,701	American Rock Salt Co. LLC 1 mo. USD LIBOR + 3.750%, 4.99%, 05/20/2021	$1,153,297

		Machinery-Diversified - 0.5%
		Gardner Denver, Inc.
EUR	1,030,000	EURIBOR + 3.000%, 3.00%, 07/30/2024	1,198,859
$	279,094	3 mo. USD LIBOR + 2.750%, 4.08%, 07/30/2024	280,610
	1,154,367	Gates Global LLC 3 mo. USD LIBOR + 3.250%, 4.58%, 04/01/2024	1,161,732

			2,641,201

		Media - 2.1%
	953,826	Advantage Sales & Marketing, Inc. 3 mo. USD LIBOR + 3.250%, 4.63%, 07/23/2021	901,661
	805,000	Altice Financing S.A. 0.00%, 01/05/2026(9)(15)	805,000
EUR	130,000	Altice Financing SA 0.00%, 01/05/2026(9)(15)	151,661
$	960,375	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.250%, 3.50%, 01/15/2024	967,232
	638,175	Getty Images, Inc. 4.83%, 10/18/2019	556,252
	836,041	ION Media Networks, Inc. 4.25%, 12/18/2020	841,266
	653,669	Lumos Networks Operating Co. 0.00%, 10/16/2024(9)(15)	655,116
		Numericable Group S.A.
	1,121,313	0.00%, 01/31/2026(9)(15)	1,121,571
	283,575	3 mo. USD LIBOR + 2.750%, 4.13%, 07/31/2025	282,968
	350,000	Raycom TV Broadcasting LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 08/23/2024	352,625
	920,334	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 4.24%, 01/27/2024	921,770
	1,205,000	Unitymedia Finance LLC 0.00%, 10/16/2024(9)(15)	1,201,987
EUR	205,000	Unitymedia Hessen GmbH & Co. KG 0.00%, 10/16/2024(9)(15)	239,494
		Vantiv LLC
$	191,344	0.00%, 09/18/2024(9)(15)	191,943
	685,000	1 mo. USD LIBOR + 2.000%, 3.24%, 08/07/2024	689,158
	921,824	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 01/31/2025	925,281

			10,804,985

		Metal Fabricate/Hardware - 0.2%
	782,582	Rexnord LLC 3 mo. USD LIBOR + 2.750%, 4.09%, 08/21/2023	786,988

		Miscellaneous Manufacturing - 0.2%
	1,116,013	SRAM LLC 2 mo. USD LIBOR + 3.250%, 4.53%, 03/15/2024	1,118,111

The accompanying notes are an integral part of these financial statements.

186

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Oil & Gas - 0.7%
$	274,313	BCP Raptor LLC 1 Week USD LIBOR + 4.250%, 5.52%, 06/24/2024	$277,141
	470,000	California Resources Corp. 1 mo. USD LIBOR + 10.375%, 11.61%, 12/31/2021	503,290
	445,000	Chesapeake Energy Corp. 3 mo. USD LIBOR + 7.500%, 8.81%, 08/23/2021	476,893
	224,402	Peabody Energy Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 03/31/2022	225,874
	837,704	Pinnacle Holdco S.a.r.l. 3 mo. USD LIBOR + 5.500%, 6.84%, 07/30/2019	820,949
	390,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 5.33%, 09/27/2024	394,973
	900,000	Ultra Resources, Inc. 2 mo. USD LIBOR + 3.000%, 4.31%, 04/12/2024	899,775

			3,598,895

		Oil & Gas Services - 0.2%
	880,688	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 4.32%, 11/23/2020	833,905
	16,427	Paragon Offshore Finance Co. 3 mo. USD LIBOR + 1.000%, 2.35%, 07/18/2022	13,525

			847,430

		Packaging & Containers - 1.0%
		Berry Plastics Group, Inc.
	444,710	3.49%, 01/06/2021	446,724
	769,989	1 mo. USD LIBOR + 2.250%, 3.49%, 10/01/2022	773,307
	388,050	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 4.34%, 12/29/2023	390,658
	375,000	Plastipak Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 10/04/2024	377,625
	198,500	Proampac PG Borrower LLC 1 mo. USD LIBOR + 4.000%, 5.30%, 11/18/2023	199,989
	2,073,576	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/05/2023	2,085,230
	722,382	Signode Industrial Group U.S., Inc. 3 mo. USD LIBOR + 2.750%, 4.04%, 05/04/2021	729,606

			5,003,139

		Pharmaceuticals - 0.3%
	225,000	Albany Molecular Research, Inc. 3 mo. USD LIBOR + 3.250%, 4.58%, 08/30/2024	226,548
	827,925	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. USD LIBOR + 4.250%, 5.50%, 04/29/2024	838,688

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Pharmaceuticals - 0.3% - (continued)
$	120,000	Quintiles IMS, Inc. 3 mo. USD LIBOR + 2.000%, 3.32%, 01/31/2025	$120,793
	327,497	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 4.750%, 5.99%, 04/01/2022	334,662

			1,520,691

		Pipelines - 0.0%
	95,500	Philadelphia Energy Solutions LLC 3 mo. USD LIBOR + 5.000%, 6.33%, 04/04/2018	71,307

		Real Estate - 0.5%
		DTZ U.S. Borrower LLC
	1,624,997	3 mo. USD LIBOR + 3.250%, 4.59%, 11/04/2021	1,633,886
	22,553	3 mo. USD LIBOR + 8.250%, 9.63%, 11/04/2022	22,891
	656,298	VICI Properties 1 LLC 3 mo. USD LIBOR + 3.500%, 4.75%, 10/14/2022	656,764

			2,313,541

		REITS - 0.2%
	906,200	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/25/2023	910,894

		Retail - 2.1%
	1,299,278	Albertsons LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 08/25/2021	1,258,377
	446,814	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 3.53%, 02/16/2024	447,261
	1,370,000	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 6.24%, 09/25/2024	1,329,188
	100,000	Belron S.A. 0.00%, 10/26/2024(9)(15)	100,625
	417,563	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 08/18/2023	419,884
	508,418	J. Crew Group, Inc. 4.29%, 03/05/2021	297,425
	1,023,174	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 01/30/2023	1,023,430
	911,189	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 10/25/2020	714,372
	1,059,919	Party City Holdings, Inc. 3 mo. USD LIBOR + 3.000%, 4.43%, 08/19/2022	1,062,569
		Rite Aid Corp.
	745,000	5.13%, 06/21/2021(4)	746,244
	325,000	1 mo. USD LIBOR + 4.750%, 6.00%, 08/21/2020	326,625
	910,000	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 5.31%, 09/12/2024	855,172

The accompanying notes are an integral part of these financial statements.

187

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Retail - 2.1% - (continued)
$	1,963,285	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.750%, 4.00%, 06/27/2023	$1,978,422

			10,559,594

		Semiconductors - 0.1%
	312,769	ON Semiconductor Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 03/31/2023	314,105

		Software - 2.4%
	660,000	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 4.82%, 06/13/2024	657,334
	646,750	Change Healthcare Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2024	650,165
	279,300	Cypress Intermediate Holdings III, Inc. 1 mo. USD LIBOR + 3.000%, 4.25%, 04/27/2024	280,347
	508,975	Dell, Inc. 1 mo. USD LIBOR + 2.000%, 3.25%, 09/07/2023	510,115
	1,326,707	Epicor Software Corp. 1 mo. USD LIBOR + 3.750%, 5.00%, 06/01/2022	1,333,619
		First Data Corp.
	1,337,640	1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	1,340,824
	2,279,352	1 mo. USD LIBOR + 2.500%, 3.74%, 04/26/2024	2,288,310
	238,800	Global Payments, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 04/21/2023	239,746
	762,266	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 02/15/2024	766,078
	299,246	GTT Communications, Inc. 4.50%, 01/09/2024	301,117
	134,662	Hyland Software, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 07/01/2022	135,896
	774,039	Infor U.S., Inc. 3 mo. USD LIBOR + 2.750%, 4.08%, 02/01/2022	774,844
	204,488	iPayment, Inc. 3 mo. USD LIBOR + 6.000%, 7.35%, 04/11/2023	206,532
	54,171	MA FinanceCo LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	54,340
	365,829	Seattle Spinco, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	366,974
	709,972	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	713,742
	1,471,375	WEX, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2023	1,486,883

			12,106,866

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Telecommunications - 1.3%
$	885,467	Entravision Communications Corp. 3.83%, 05/31/2020	$885,467
	1,125,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/22/2024	1,128,814
	417,388	LTS Buyer LLC PRIME + 2.250%, 6.50%, 04/13/2020	418,173
	1,388,025	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 3.75%, 02/02/2024	1,392,647
	430,000	Unitymedia Finance LLC 1 mo. EUR LIBOR + 2.250%, 3.49%, 09/30/2025	429,634
	1,888,409	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/15/2024	1,881,327
	282,410	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	283,486

			6,419,548

		Trucking & Leasing - 0.2%
	1,017,450	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/03/2022	1,025,020
	169,575	Utility One Source L.P. 6.74%, 04/07/2023	174,662

			1,199,682

		Total Senior Floating Rate Interests (cost $120,685,013)	$120,251,705

U.S. GOVERNMENT AGENCIES - 1.3%
		FHLMC - 1.2%
$	8,025	0.00%, 11/15/2036(12)(16)	$7,501
	4,671,907	0.17%, 10/25/2020(2)(4)(8)	22,767
	58,677	3.00%, 03/15/2033(8)	7,428
	183,085	4.00%, 07/15/2027(8)	18,568
	73,647	4.50%, 03/15/2041	82,429
	2,203,000	1 mo. USD LIBOR + 3.450%, 4.69%, 10/25/2029(2)	2,341,077
	153,578	4.75%, 07/15/2039	167,438
	1,730,000	1 mo. USD LIBOR + 3.900%, 5.14%, 04/25/2029(2)	1,895,480
	1,258,596	1 mo. USD LIBOR + 4.000%, 5.24%, 08/25/2024(2)	1,359,965
	14,515	5.50%, 08/15/2033	16,102
	52,861	6.50%, 07/15/2036	58,814

			5,977,569

		FNMA - 0.1%
$	69,544	0.00%, 06/25/2036(12)(16)	60,696
	243,774	1.62%, 04/25/2055(2)(4)(8)	12,773
	5,000	2.44%, 01/01/2023	5,028
	52,820	2.50%, 06/25/2028(8)	4,166
	355,357	3.00%, 01/25/2028(8)	32,138
	152,780	3.00%, 04/25/2028(8)	14,400
	30,000	3.16%, 12/01/2026	30,704
	24,484	3.24%, 12/01/2026	25,204

The accompanying notes are an integral part of these financial statements.

188

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 1.3% - (continued)
		FNMA - 0.1% - (continued)
$	47,309	3.26%, 05/01/2024	$49,190
	24,514	3.34%, 04/01/2024	25,599
	9,577	3.45%, 01/01/2024	10,049
	9,516	3.47%, 01/01/2024	9,995
	100,108	3.50%, 05/25/2030(8)	12,572
	23,700	3.67%, 08/01/2023	25,044
	5,000	3.70%, 10/01/2023	5,291
	10,000	3.76%, 03/01/2024	10,654
	15,000	3.86%, 12/01/2025	16,108
	5,000	3.86%, 11/01/2023	5,345
	23,514	3.87%, 10/01/2025	25,340
	33,782	3.89%, 05/01/2030	36,400
	34,549	3.93%, 10/01/2023	36,995
	9,521	3.96%, 05/01/2034	10,226
	9,805	3.97%, 05/01/2029	10,589
	50,853	4.00%, 03/25/2042(8)	7,268
	18,286	4.06%, 10/01/2028	19,914
	46,443	4.50%, 07/25/2027(8)	5,066
	26,383	5.46%, 05/25/2042(2)(4)(8)	2,922
	87,115	5.50%, 04/25/2035	97,733
	37,022	5.50%, 04/25/2037	40,669
	413,060	5.50%, 06/25/2042(8)	90,063

			738,141

		GNMA - 0.0%
$	44,491	4.00%, 05/16/2042(8)	7,241
	123,988	5.00%, 10/16/2041(8)	21,199

			28,440

		Total U.S. Government Agencies (cost $6,428,914)	$6,744,150

U.S. GOVERNMENT SECURITIES - 16.0%
		U.S. Treasury Securities - 16.0%
		U.S. Treasury Bonds - 2.7%
$	50,000	5.38%, 02/15/2031	$66,653
	4,835,000	6.25%, 05/15/2030	6,831,137
	5,475,000	7.88%, 02/15/2021	6,544,122

			13,441,912

		U.S. Treasury Notes - 13.3%
	647,400	0.88%, 01/31/2018	646,877
	27,000	1.00%, 05/31/2018	26,949
	7,373,700	1.25%, 12/15/2018(17)(18)	7,352,385
	6,030,000	1.38%, 12/15/2019	5,999,379
	7,525,000	1.63%, 04/30/2023	7,343,636
	6,469,000	1.75%, 02/28/2022(17)	6,417,198
	5,346,000	2.00%, 02/15/2023	5,328,876
	495,000	2.00%, 02/15/2025	486,396
	29,458,000	2.13%, 08/31/2020(18)	29,784,800
	526,000	2.13%, 08/15/2021(17)	531,013
	2,890,000	2.13%, 05/15/2025(18)	2,860,761

			66,778,270

			80,220,182

		Total U.S. Government Securities (cost $80,635,560)	$80,220,182

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.1%
		Consumer Services - 0.0%
$	13,341	Caesars Entertainment Corp. •	$172,766

		Energy - 0.1%
	83,644,001	KCA Deutag •(1)(5)(7)(19)	434,029
	1,436	Ocean Rig UDW, Inc. •	38,456
	475	Paragon Offshore Ltd.	7,600
	2,648	Paragon Offshore Ltd., Escrow(5)(7)(19)	—
	713	Paragon Offshore Ltd., Litigation	5,056
	19,531	Templar Energy LLC Class A •	50,780

			535,921

		Utilities - 0.0%
	600,000	TCEH Corp. •(5)(7)(19)	1

		Total Common Stocks (cost $1,517,645)	$708,688

		Total Long-Term Investments (cost $503,676,555)	$507,035,142

SHORT-TERM INVESTMENTS - 1.8%
		Commercial Paper - 0.1%
CAD	375,000	Royal Bank of Canada 1.17%, 11/20/2017(20)	$290,496
	375,000	Toronto Dominion Bank 0.00%, 11/01/2017(20)	290,675

			581,171

		Foreign Government Obligations - 1.0%
		Japan Treasury Discount Bill
JPY	200,000,000	0.14%, 11/27/2017(20)	1,759,190
	100,000,000	0.15%, 12/11/2017(20)	879,613
	140,000,000	0.17%, 01/15/2018(20)	1,231,572
	100,000,000	0.18%, 01/22/2018(20)	879,715
SEK	5,000,000	Sweden Treasury Bill 0.69%, 01/17/2018(20)	598,368

			5,348,458

		Other Investment Pools & Funds - 0.7%
	3,408,113	Fidelity Institutional Government Fund, Institutional Class On behalf of	3,408,113

		Total Short-Term Investments (cost $9,420,852)	$9,337,742

Total Investments (cost $513,097,407)	102.7%	$516,372,884
Other Assets and Liabilities	(2.7)%	(13,667,012)

Total Net Assets	100.0%	$502,705,872

The accompanying notes are an integral part of these financial statements.

189

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

•	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $93,101,563, which represented 18.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $434,032, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $434,032, which represents 0.1% of total net assets.

(8)	Securities disclosed are interest-only strips.

(9)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $14,560,280 at October 31, 2017.

(10)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $86,450,856, which represented 17.2% of total net assets.

(11)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(12)	Security is a zero-coupon bond.

(13)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(14)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(15)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(16)	Securities disclosed are principal-only strips.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(18)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(19)	Investment valued using significant unobservable inputs.

(20)	The rate shown represents current yield to maturity.

The accompanying notes are an integral part of these financial statements.

190

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	67	12/15/2017	$6,607,383	$43,411
Australian 3-Year Bond Future	12	12/15/2017	1,024,873	1,404
Australian Dollar Future	99	12/18/2017	7,575,480	(342,488)
Canadian Dollar Future	85	12/19/2017	6,593,875	(386,021)
Canadian Government 10-Year Bond Future	3	12/18/2017	319,580	(1,253)
Euro-BTP Future	10	12/07/2017	1,626,013	41,866
Euro-OAT Future	11	12/07/2017	2,017,589	21,159
Euro-Schatz Future	18	12/07/2017	2,353,893	1,980
Japan 10-Year Bond Future	4	12/13/2017	5,293,347	(22,187)
Japan 10-Year Mini Bond Future	12	12/12/2017	1,588,215	(5,473)
U.S. 10-Year Ultra Future	134	12/19/2017	17,945,531	(304,602)
U.S. Treasury 10-Year Note Future	381	12/19/2017	47,601,188	(555,222)
U.S. Treasury 2-Year Note Future	127	12/29/2017	27,350,641	(111,309)
U.S. Treasury 5-Year Note Future	392	12/29/2017	45,937,500	(411,953)
U.S. Treasury Long Bond Future	45	12/19/2017	6,861,094	(121,418)

Total				$(2,152,106)

Short position contracts:
British Pound Future	100	12/18/2017	$8,313,125	$(36,738)
Euro BUXL 30-Year Bond Future	9	12/07/2017	1,741,543	(7,560)
Euro FX Future	56	12/18/2017	8,176,700	227,193
Euro-BOBL Future	21	12/07/2017	3,223,581	(15,047)
Euro-Bund Future	72	12/07/2017	13,649,706	(82,440)
Eurodollar 3-Month Future	99	09/17/2018	24,293,363	41,873
Japanese Yen Future	65	12/18/2017	7,161,375	287,895
Long Gilt Future	72	12/27/2017	11,889,280	247,139
Swiss Franc Future	38	12/18/2017	4,774,225	183,313
U.S. Treasury Ultra Long Term Bond Future	5	12/19/2017	823,906	9,210

Total				$854,838

Total futures contracts				$(1,297,268)

TBA Sale Commitments Outstanding at October 31, 2017
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 3.50%	$20,000,000	11/01/2047	$(20,560,156)	$(7,806)

Total (proceeds receivable $20,552,350)			$(20,560,156)	$(7,806)

At October 31, 2017, the aggregate market value of TBA Sale Commitments represents (4.1)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	379,179	(0.09%)	08/25/37	Monthly	$83,067	$—	$28,403	$(54,664)
ABX.HE.AAA.07	MSC	USD	1,082,879	(0.09%)	08/25/37	Monthly	10,705	—	(81,115)	(91,820)
ABX.HE.AAA.07	CSI	USD	1,082,879	(0.09%)	08/25/37	Monthly	272,768	—	81,116	(191,652)
ABX.HE.PENAAA.06	JPM	USD	352,749	(0.11%)	05/25/46	Monthly	39,512	—	32,588	(6,924)
ABX.HE.PENAAA.06	CSI	USD	554,224	(0.11%)	05/25/46	Monthly	62,222	—	51,203	(11,019)

The accompanying notes are an integral part of these financial statements.

191

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Credit Default Swap Contracts Outstanding at October 31, 2017 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.A.7	MSC	USD	75,000	(2.00%)	01/17/47	Monthly	$1,002	$—	$2,342	$1,340
CMBX.NA.A.7	JPM	USD	690,000	(2.00%)	01/17/47	Monthly	26,160	—	21,558	(4,602)
CMBX.NA.A.9	DEUT	USD	110,000	(2.00%)	09/17/58	Monthly	2,597	—	3,824	1,227
CMBX.NA.A.9	MSC	USD	965,000	(2.00%)	09/17/58	Monthly	33,484	—	33,648	164
CMBX.NA.A.9	MSC	USD	535,000	(2.00%)	09/17/58	Monthly	23,419	—	18,653	(4,766)
CMBX.NA.A.9	DEUT	USD	365,000	(2.00%)	09/17/58	Monthly	18,253	—	12,710	(5,543)
CMBX.NA.AA.7	CSI	USD	440,000	(1.50%)	01/17/47	Monthly	—	(2,026)	199	2,225
CMBX.NA.AA.7	CSI	USD	170,000	(1.50%)	01/17/47	Monthly	5,196	—	86	(5,110)
CMBX.NA.AA.7	CSI	USD	910,000	(1.50%)	01/17/47	Monthly	27,811	—	412	(27,399)
CMBX.NA.AA.7	CSI	USD	1,295,000	(1.50%)	01/17/47	Monthly	39,577	—	599	(38,978)
CMBX.NA.AA.7	CSI	USD	1,495,000	(1.50%)	01/17/47	Monthly	45,689	—	691	(44,998)
CMBX.NA.AA.8	DEUT	USD	60,000	(1.50%)	10/17/57	Monthly	773	—	664	(109)
CMBX.NA.AA.8	MSC	USD	515,000	(1.50%)	10/17/57	Monthly	20,436	—	5,701	(14,735)
CMBX.NA.AAA.6	MSC	USD	3,163,260	(0.50%)	05/11/63	Monthly	—	(12,415)	(18,133)	(5,718)
CMBX.NA.AAA.9	CSI	USD	240,000	(0.50%)	09/17/58	Monthly	2,626	—	(286)	(2,912)
CMBX.NA.AS.7	GSC	USD	5,000	(1.00%)	01/17/47	Monthly	138	—	(53)	(191)
CMBX.NA.AS.7	CSI	USD	1,340,000	(1.00%)	01/17/47	Monthly	23,904	—	(14,124)	(38,028)
CMBX.NA.AS.8	DEUT	USD	50,000	(1.00%)	10/17/57	Monthly	—	(89)	(478)	(389)
CMBX.NA.AS.8	DEUT	USD	405,000	(1.00%)	10/17/57	Monthly	29,226	—	(3,875)	(33,101)
CMBX.NA.BB.8	JPM	USD	295,000	(5.00%)	10/17/57	Monthly	68,443	—	72,440	3,997
CMBX.NA.BB.8	JPM	USD	95,000	(5.00%)	10/17/57	Monthly	22,620	—	23,322	702
CMBX.NA.BB.8	JPM	USD	306,000	(5.00%)	10/17/57	Monthly	76,276	—	75,064	(1,212)
CMBX.NA.BB.9	CSI	USD	35,000	(5.00%)	09/17/58	Monthly	7,558	—	6,075	(1,483)
CMBX.NA.BB.9	CSI	USD	1,185,000	(5.00%)	09/17/58	Monthly	245,827	—	206,037	(39,790)
CMBX.NA.BBB.10	MSC	USD	380,000	(3.00%)	11/17/59	Monthly	24,599	—	39,960	15,361
CMBX.NA.BBB.10	MSC	USD	665,000	(3.00%)	11/17/59	Monthly	51,427	—	69,930	18,503
CMBX.NA.BBB.10	DEUT	USD	160,000	(3.00%)	11/17/59	Monthly	15,233	—	16,801	1,568
CMBX.NA.BBB.10	MSC	USD	180,000	(3.00%)	11/17/59	Monthly	17,513	—	18,931	1,418
CMBX.NA.BBB.7	CSI	USD	710,000	(3.00%)	01/17/47	Monthly	67,460	—	82,126	14,666
CMBX.NA.BBB.7	CSI	USD	690,000	(3.00%)	01/17/47	Monthly	65,560	—	80,155	14,595
CMBX.NA.BBB.7	MSC	USD	805,000	(3.00%)	01/17/47	Monthly	80,987	—	93,513	12,526
CMBX.NA.BBB.7	GSC	USD	365,000	(3.00%)	01/17/47	Monthly	30,803	—	42,402	11,599
CMBX.NA.BBB.7	MSC	USD	800,000	(3.00%)	01/17/47	Monthly	58,596	—	93,040	34,444
CMBX.NA.BBB.7	MSC	USD	1,165,000	(3.00%)	01/17/47	Monthly	110,702	—	135,377	24,675
CMBX.NA.BBB.7	MSC	USD	485,000	(3.00%)	01/17/47	Monthly	39,326	—	56,331	17,005
CMBX.NA.BBB.7	GSC	USD	680,000	(3.00%)	01/17/47	Monthly	62,044	—	78,978	16,934
CMBX.NA.BBB.7	DEUT	USD	475,000	(3.00%)	01/17/47	Monthly	38,869	—	55,169	16,300
CMBX.NA.BBB.7	DEUT	USD	350,000	(3.00%)	01/17/47	Monthly	25,006	—	40,658	15,652
CMBX.NA.BBB.7	DEUT	USD	360,000	(3.00%)	01/17/47	Monthly	33,561	—	41,820	8,259
CMBX.NA.BBB.7	GSC	USD	330,000	(3.00%)	01/17/47	Monthly	45,017	—	38,334	(6,683)
CMBX.NA.BBB.9	MSC	USD	280,000	(3.00%)	09/17/58	Monthly	30,221	—	32,174	1,953
CMBX.NA.BBB.9	MSC	USD	125,000	(3.00%)	09/17/58	Monthly	14,370	—	14,343	(27)
CMBX.NA.BBB.9	DEUT	USD	290,000	(3.00%)	09/17/58	Monthly	29,811	—	33,275	3,464
CMBX.NA.BBB.9	GSC	USD	725,000	(3.00%)	09/17/58	Monthly	82,292	—	83,309	1,017
CMBX.NA.BBB.9	CSI	USD	595,000	(3.00%)	09/17/58	Monthly	68,073	—	68,270	197
CMBX.NA.BBB.9	MSC	USD	540,000	(3.00%)	09/17/58	Monthly	63,746	—	61,960	(1,786)
CMBX.NA.BBB.9	DEUT	USD	1,050,000	(3.00%)	09/17/58	Monthly	127,347	—	120,637	(6,710)
CMBX.NA.BBB.9	JPM	USD	1,130,000	(3.00%)	09/17/58	Monthly	139,453	—	129,827	(9,626)
CMBX.NA.BBB.9	MSC	USD	2,115,000	(0.50%)	09/17/58	Monthly	26,284	—	(2,486)	(28,770)
PrimeX.ARM.2	MSC	USD	181,252	(4.58%)	12/25/37	Monthly	—	(392)	(879)	(487)

Total							$2,537,589	$(14,922)	$2,083,226	$(439,441)

The accompanying notes are an integral part of these financial statements.

192

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Credit Default Swap Contracts Outstanding at October 31, 2017 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection:
ABX.HE.AAA.07	MSC	USD	379,737	0.09%	08/25/37	Monthly	$3,748	$—	$(28,474)	$(32,222)
ABX.HE.PENAAA.06	BCLY	USD	906,973	0.11%	05/25/46	Monthly	—	(24,614)	(83,793)	(59,179)
CMBX.NA.A.9	JPM	USD	35,000	2.00%	09/17/58	Monthly	—	(1,503)	(747)	756
CMBX.NA.BB.6	GSC	USD	1,155,000	5.00%	05/11/63	Monthly	—	(210,488)	(302,306)	(91,818)
CMBX.NA.BB.6	CSI	USD	51,000	5.00%	05/11/63	Monthly	—	(9,268)	(10,330)	(1,062)
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	Monthly	—	(16,574)	(19,722)	(3,148)
CMBX.NA.BB.6	JPM	USD	65,000	5.00%	05/11/63	Monthly	—	(9,537)	(17,013)	(7,476)
CMBX.NA.BB.6	GSC	USD	82,000	5.00%	05/11/63	Monthly	—	(9,403)	(21,463)	(12,060)
CMBX.NA.BB.6	CSI	USD	130,000	5.00%	05/11/63	Monthly	—	(19,075)	(34,062)	(14,987)
CMBX.NA.BB.6	CSI	USD	555,000	5.00%	05/11/63	Monthly	—	(111,294)	(145,418)	(34,124)
CMBX.NA.BB.6	CSI	USD	970,000	5.00%	05/11/63	Monthly	—	(201,541)	(254,154)	(52,613)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(132,667)	(191,068)	(58,401)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(132,667)	(191,068)	(58,401)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(132,667)	(191,068)	(58,401)
CMBX.NA.BB.6	CSI	USD	830,000	5.00%	05/11/63	Monthly	—	(150,841)	(217,260)	(66,419)
CMBX.NA.BB.6	GSC	USD	550,000	5.00%	05/11/63	Monthly	—	(59,431)	(143,955)	(84,524)
CMBX.NA.BB.6	MSC	USD	1,491,000	5.00%	05/11/63	Monthly	—	(270,984)	(390,369)	(119,385)
CMBX.NA.BB.8	GSC	USD	945,000	5.00%	10/17/57	Monthly	—	(283,722)	(231,850)	51,872
CMBX.NA.BB.8	CSI	USD	1,470,000	5.00%	10/17/57	Monthly	—	(405,931)	(360,637)	45,294
CMBX.NA.BB.8	CSI	USD	1,325,000	5.00%	10/17/57	Monthly	—	(365,890)	(325,045)	40,845
CMBX.NA.BB.8	MSC	USD	1,006,000	5.00%	10/17/57	Monthly	—	(277,819)	(246,850)	30,969
CMBX.NA.BB.8	CSI	USD	365,000	5.00%	10/17/57	Monthly	—	(100,792)	(89,537)	11,255
CMBX.NA.BB.8	UBS	USD	365,000	5.00%	10/17/57	Monthly	—	(40,866)	(89,537)	(48,671)
CMBX.NA.BB.8	BOA	USD	462,000	5.00%	10/17/57	Monthly	—	(31,420)	(113,332)	(81,912)
CMBX.NA.BB.9	GSC	USD	510,000	5.00%	09/15/58	Monthly	—	(138,401)	(88,550)	49,851
CMBX.NA.BB.9	GSC	USD	180,000	5.00%	09/15/58	Monthly	—	(48,426)	(31,246)	17,180
CMBX.NA.BB.9	MLI	USD	265,000	5.00%	09/17/58	Monthly	—	(72,654)	(46,011)	26,643
CMBX.NA.BB.9	MLI	USD	250,000	5.00%	09/17/58	Monthly	—	(66,697)	(43,405)	23,292
CMBX.NA.BB.9	JPM	USD	15,000	5.00%	09/17/58	Monthly	—	(4,002)	(2,604)	1,398
CMBX.NA.BBB.6	CSI	USD	850,000	3.00%	05/11/63	Monthly	—	(124,584)	(141,714)	(17,130)
CMBX.NA.BBB.6	DEUT	USD	1,205,000	3.00%	05/11/63	Monthly	—	(182,515)	(200,900)	(18,385)
CMBX.NA.BBB.6	MSC	USD	1,445,000	3.00%	05/11/63	Monthly	—	(216,575)	(240,914)	(24,339)
CMBX.NA.BBB.7	JPM	USD	80,000	3.00%	01/17/47	Monthly	—	(5,770)	(7,678)	(1,908)
CMBX.NA.BBB.7	JPM	USD	160,000	3.00%	01/17/47	Monthly	—	(13,102)	(18,583)	(5,481)
CMBX.NA.BBB.7	CSI	USD	295,000	3.00%	01/17/47	Monthly	—	—	(34,262)	(34,262)
PrimeX.ARM.2	JPM	USD	181,252	4.58%	12/25/37	Monthly	7,362	—	880	(6,482)

Total							$11,110	$(3,871,720)	$(4,554,045)	$(693,435)

Total traded indices							$2,548,699	$(3,886,642)	$(2,470,819)	$(1,132,876)

Credit default swaps on single-name issues:
Sell protection:
Russian Foreign Bond - Eurobond	MSC	USD	2,550,000	1.00%	12/20/22	Quarterly	$—	$(42,229)	$(31,970)	$10,259

Total single-name issues							$—	$(42,229)	$(31,970)	$10,259

Total OTC contracts							$2,548,699	$(3,928,871)	$(2,502,789)	$(1,122,617)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

193

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.28	USD	1,056,330	(5.00%)	06/20/22	Quarterly	$68,049	$99,274	$31,225
CDX.NA.HY.29	USD	13,060,000	(5.00%)	12/20/22	Quarterly	972,955	1,140,093	167,138
CDX.NA.HY.29	USD	9,655,000	(5.00%)	12/20/22	Quarterly	(798,582)	(843,154)	(44,572)

Total						$242,422	$396,213	$153,791

Credit default swaps on indices:
Sell protection:
CDX.EM.28	USD	5,160,000	1.00%	12/20/22	Quarterly	$220,467	$171,214	$(49,253)
CDX.EM.28	USD	7,265,000	1.00%	12/20/22	Quarterly	(281,257)	(241,100)	40,157
CDX.NA.IG.29.V1	USD	10,995,000	1.00%	12/20/22	Quarterly	(224,518)	(262,708)	(38,190)
ITRAXX.XOV.27	EUR	1,015,000	5.00%	06/20/22	Quarterly	132,024	165,079	33,055
ITRAXX.XOVER.28	EUR	7,400,000	5.00%	12/20/22	Quarterly	1,026,278	1,142,090	115,812

Total						$872,994	$974,575	$101,581

Total						$1,115,416	$1,370,788	$255,372

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2017
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.89% Fixed	CPURNSA	USD	10,639,000	07/15/24	maturity	$—	$—	$209,829	$209,829

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	2.75% Fixed	USD	4,640,000	12/20/47	Semi-Annual	$—	$(104,687)	$(157,593)	$(52,906)

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,527,000	AUD	1,196,405	USD	ANZ	11/07/17	$—	$(27,792)
1,527,000	AUD	1,168,854	USD	DEUT	12/06/17	—	(605)
585,000	BRL	180,000	USD	DEUT	12/04/17	—	(1,982)
859,000	CAD	689,368	USD	MSC	11/07/17	—	(23,487)
80,000	CAD	62,078	USD	GSC	12/06/17	—	(47)
115,000	CHF	115,123	USD	UBS	11/07/17	197	—
598,000	CNH	89,578	USD	BNP	12/20/17	283	—
6,050,000	CNH	921,273	USD	JPM	12/20/17	—	(12,143)
375,000	DKK	58,525	USD	CBK	11/07/17	199	—
778,000	EGP	41,055	USD	GSC	03/06/18	1,494	—
622,000	EGP	32,737	USD	GSC	03/06/18	1,281	—
1,712,000	EGP	93,654	USD	GSC	03/06/18	—	(24)
4,805,000	EGP	261,425	USD	GSC	03/29/18	—	(353)
7,120,000	EGP	382,179	USD	GSC	04/26/18	1,628	—
75,000	EUR	87,931	USD	JPM	11/07/17	—	(535)
75,000	EUR	88,293	USD	DEUT	11/07/17	—	(898)
107,000	EUR	125,906	USD	UBS	11/07/17	—	(1,222)

The accompanying notes are an integral part of these financial statements.

194

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
255,000	EUR	302,028	USD	TDB	11/07/17	$—	$(4,884)
4,402,000	EUR	5,201,183	USD	CBK	11/07/17	—	(71,667)
4,402,000	EUR	5,208,803	USD	BCLY	11/07/17	—	(79,287)
4,631,000	EUR	5,401,344	USD	CBK	12/06/17	4,148	—
95,000	EUR	110,863	USD	GSC	12/06/17	25	—
100,000	EUR	116,869	USD	UBS	12/20/17	—	(37)
163,000	EUR	193,925	USD	CSFB	12/20/17	—	(3,489)
779,000	EUR	933,832	USD	DEUT	12/20/17	—	(23,712)
1,179,000	GBP	1,578,196	USD	SSG	11/07/17	—	(12,001)
1,144,000	GBP	1,519,511	USD	DEUT	12/06/17	1,560	—
30,000	GBP	39,875	USD	GSC	12/06/17	14	—
11,890,000	INR	184,238	USD	BCLY	12/20/17	—	(1,847)
606,137,000	JPY	5,394,694	USD	CIBC	11/07/17	—	(62,403)
606,137,000	JPY	5,402,031	USD	JPM	11/07/17	—	(69,739)
1,186,974,000	JPY	10,478,638	USD	BOA	12/06/17	—	(21,798)
2,662,000	MXN	145,711	USD	GSC	11/07/17	—	(7,034)
160,000	MYR	37,888	USD	BCLY	11/07/17	—	(106)
160,000	MYR	37,736	USD	GSC	12/06/17	—	—
138,000	NOK	17,397	USD	BOA	11/07/17	—	(499)
138,000	NOK	16,910	USD	MSC	12/06/17	1	—
200,000	PEN	61,293	USD	DEUT	12/20/17	90	—
600,000	PEN	185,099	USD	DEUT	12/20/17	—	(950)
778,000	PLN	211,644	USD	HSBC	11/07/17	2,088	—
360,000	PLN	100,409	USD	BNP	11/07/17	—	(1,509)
365,000	PLN	100,087	USD	MSC	12/06/17	194	—
680,000	PLN	190,813	USD	SCB	12/20/17	—	(3,944)
1,374,000	SEK	169,591	USD	BOA	11/07/17	—	(5,406)
1,374,000	SEK	164,746	USD	UBS	12/06/17	—	(266)
34,000	SGD	25,032	USD	BNP	11/07/17	—	(88)
79,000	SGD	58,239	USD	JPM	11/07/17	—	(283)
45,000	SGD	33,037	USD	CSFB	12/06/17	—	(15)
650,000	TRY	184,274	USD	BOA	12/20/17	—	(15,479)
1,169,224	USD	1,527,000	AUD	DEUT	11/07/17	611	—
53,655	USD	70,000	AUD	GSC	12/06/17	100	—
645,407	USD	810,000	AUD	UBS	12/20/17	25,779	—
105,657	USD	135,000	AUD	BNP	12/20/17	2,385	—
257,582	USD	330,000	AUD	ANZ	02/22/18	5,251	—
182,379	USD	585,000	BRL	DEUT	12/04/17	4,361	—
299,088	USD	375,000	CAD	JPM	11/01/17	8,410	—
299,120	USD	375,000	CAD	SSG	11/20/17	8,396	—
205,523	USD	265,000	CAD	RBC	12/04/17	50	—
663,978	USD	810,000	CAD	DEUT	12/20/17	35,792	—
96,065	USD	120,000	CAD	BNP	12/20/17	3,001	—
247,193	USD	310,000	CAD	BNP	01/25/18	6,681	—
296,145	USD	370,000	CAD	BOA	02/01/18	9,065	—
195,741	USD	245,000	CAD	SSG	02/01/18	5,647	—
296,089	USD	370,000	CAD	CIBC	04/04/18	8,851	—
118,587	USD	115,000	CHF	CBK	11/07/17	3,267	—
115,333	USD	115,000	CHF	UBS	12/06/17	—	(228)
59,605	USD	375,000	DKK	MSC	11/07/17	881	—
58,620	USD	375,000	DKK	CBK	12/06/17	—	(210)
160,165	USD	3,112,000	EGP	GSC	03/06/18	—	(10,032)
245,906	USD	4,805,000	EGP	GSC	03/29/18	—	(15,167)
487,779	USD	415,000	EUR	NAB	11/01/17	4,342	—
64,813	USD	55,000	EUR	MSC	11/07/17	723	—
5,393,263	USD	4,631,000	EUR	CBK	11/07/17	—	(3,100)
10,738,932	USD	9,079,000	EUR	DEUT	11/30/17	145,741	—
263,391	USD	226,000	EUR	SSG	11/30/17	—	(301)
139,690	USD	120,000	EUR	GSC	11/30/17	—	(323)

The accompanying notes are an integral part of these financial statements.

195

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
7,713,539	USD	6,635,000	EUR	JPM	11/30/17	$—	$(28,043)
441,247	USD	378,000	EUR	UBS	12/06/17	30	—
11,400,081	USD	9,507,000	EUR	CBK	12/20/17	292,878	—
582,868	USD	490,000	EUR	RBC	12/20/17	10,392	—
213,486	USD	180,000	EUR	BNP	12/20/17	3,188	—
136,665	USD	115,000	EUR	MSC	12/20/17	2,308	—
495,839	USD	420,000	EUR	NAB	01/16/18	4,347	—
202,481	USD	170,000	EUR	JPM	01/16/18	3,544	—
299,777	USD	255,000	EUR	CBK	01/19/18	1,317	—
190,645	USD	160,000	EUR	MSC	01/31/18	3,252	—
205,876	USD	175,000	EUR	MSC	01/31/18	915	—
288,708	USD	245,000	EUR	GSC	02/01/18	1,744	—
484,312	USD	415,000	EUR	JPM	02/01/18	—	(1,770)
47,012	USD	35,000	GBP	TDB	11/07/17	517	—
1,518,317	USD	1,144,000	GBP	DEUT	11/07/17	—	(1,384)
287,019	USD	219,000	GBP	SSG	11/30/17	—	(4,100)
1,318,890	USD	985,000	GBP	BNP	12/20/17	8,542	—
174,554	USD	130,000	GBP	BNP	12/20/17	1,614	—
10,465,998	USD	1,186,974,000	JPY	BOA	11/07/17	23,985	—
225,104	USD	25,300,000	JPY	TDB	11/07/17	2,536	—
889,499	USD	100,000,000	JPY	NAB	11/27/17	8,996	—
890,137	USD	100,000,000	JPY	HSBC	12/11/17	8,882	—
890,484	USD	100,000,000	JPY	HSBC	12/18/17	8,826	—
1,274,437	USD	139,800,000	JPY	BCLY	12/20/17	41,717	—
253,242	USD	28,400,000	JPY	BNP	12/20/17	2,818	—
1,248,250	USD	140,000,000	JPY	CBK	01/16/18	11,963	—
894,650	USD	100,000,000	JPY	GSC	01/22/18	11,321	—
337,394	USD	6,352,000	MXN	SSG	12/20/17	8,988	—
112,550	USD	2,118,000	MXN	BNP	12/20/17	3,047	—
37,754	USD	160,000	MYR	GSC	11/07/17	—	(28)
16,899	USD	138,000	NOK	MSC	11/07/17	1	—
490,653	USD	1,601,000	PEN	DEUT	12/20/17	—	(720)
39,746	USD	145,000	PLN	CIBC	11/07/17	—	(88)
100,088	USD	365,000	PLN	MSC	11/07/17	—	(185)
171,979	USD	628,000	PLN	GSC	11/07/17	—	(545)
246,528	USD	14,380,000	RUB	GSC	12/20/17	2,906	—
164,492	USD	1,374,000	SEK	UBS	11/07/17	307	—
623,837	USD	5,000,000	SEK	MSC	01/17/18	23,557	—
33,030	USD	45,000	SGD	CSFB	11/07/17	16	—
169,564	USD	650,000	TRY	HSBC	12/20/17	769	—
82,151	USD	1,117,000	ZAR	CIBC	11/07/17	3,247	—
26,837	USD	378,000	ZAR	GSC	11/07/17	136	—
181,285	USD	2,392,000	ZAR	BCLY	12/20/17	13,583	—
149,035	USD	2,140,000	ZAR	GSC	12/20/17	—	(1,000)
1,495,000	ZAR	109,867	USD	JPM	11/07/17	—	(4,262)
378,000	ZAR	26,703	USD	GSC	12/06/17	—	(142)

Total						$804,725	$(527,159)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

196

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
CMT	Constant Maturity Treasury

Other Abbreviations:
CDO	Collateralized Debt Obligation
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
PJSC	Private Joint Stock Company
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

197

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$71,710,894	$—	$71,710,894	$—
Corporate Bonds	92,243,687	—	92,243,687	—
Foreign Government Obligations	124,451,503	—	124,451,503	—
Municipal Bonds	10,704,333	—	10,704,333	—
Senior Floating Rate Interests	120,251,705	—	120,251,705	—
U.S. Government Agencies	6,744,150	—	6,744,150	—
U.S. Government Securities	80,220,182	—	80,220,182	—
Common Stocks
Consumer Services	172,766	172,766	—	—
Energy	535,921	38,456	63,436	434,029
Utilities	1	—	—	1
Short-Term Investments	9,337,742	3,408,113	5,929,629	—
Foreign Currency Contracts(2)	804,725	—	804,725	—
Futures Contracts(2)	1,106,443	1,106,443	—	—
Swaps - Credit Default(2)	936,792	—	936,792	—
Swaps - Interest Rate(2)	209,829	—	209,829	—

Total	$519,430,673	$4,725,778	$514,270,865	$434,030

Liabilities
Foreign Currency Contracts(2)	$(527,159)	$—	$(527,159)	$—
Futures Contracts(2)	(2,403,711)	(2,403,711)	—	—
Swaps - Credit Default(2)	(1,804,037)	—	(1,797,555)	(6,482)
Swaps - Interest Rate(2)	(52,906)	—	(52,906)	—
TBA Sale Commitments	(20,560,156)	—	(20,560,156)	—

Total	$(25,347,969)	$(2,403,711)	$(22,937,776)	$(6,482)

(1)	For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2, investments valued at $171,048 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs and and investments valued at $2,234 were transferred from Level 2 to Level 3 due to the unavailability of active market pricing.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

198

The Hartford Total Return Bond Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4%
		Asset-Backed - Automobile - 0.6%
$	341,739	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$341,931
	1,840,000	CarMax Auto Owner Trust 2.58%, 11/16/2020	1,843,499
	2,435,000	Credit Acceptance Auto Loan Trust 2.65%, 06/15/2026(1)	2,434,803
		First Investors Auto Owner Trust
	819,565	1.67%, 11/16/2020(1)	819,559
	930,000	2.39%, 11/16/2020(1)	932,144
	2,100,244	Honor Automobile Trust Securitization 2.94%, 11/15/2019(1)	2,106,622
		Santander Drive Auto Receivables Trust
	1,014,516	1.83%, 01/15/2020	1,014,704
	78,993	2.25%, 06/17/2019	79,045
	525,006	2.36%, 04/15/2020	525,556
	4,310,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	4,292,619

			14,390,482

		Asset-Backed - Finance & Insurance - 17.8%
	175,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 5.82%, 11/25/2035(2)	177,850
	4,200,000	AMMC CLO Ltd. 3 mo. USD LIBOR + 1.250%, 2.62%, 07/25/2029(1)(3)	4,235,809
	2,910,000	Anchorage Capital CLO Ltd. 3 mo. USD LIBOR + 1.510%, 2.87%, 01/15/2029(1)(3)	2,952,323
	3,970,000	Apex Credit CLO Ltd. 3 mo. USD LIBOR + 1.470%, 2.84%, 04/24/2029(1)(3)	3,990,942
		Apidos CLO
	2,935,000	3 mo. USD LIBOR + 0.980%, 2.29%, 01/19/2025(1)(3)	2,947,218
	1,445,000	3 mo. USD LIBOR + 1.330%, 2.69%, 01/16/2027(1)(3)	1,452,520
	3,775,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.250%, 2.61%, 10/15/2026(1)(3)	3,798,582
		Avery Point CLO Ltd.
	4,375,000	3 mo. USD LIBOR + 1.100%, 2.47%, 04/25/2026(1)(3)	4,388,230
	3,160,000	3 mo. USD LIBOR + 1.120%, 2.47%, 01/18/2025(1)(3)	3,169,708
		Babson CLO Ltd.
	1,030,000	3 mo. USD LIBOR + 1.150%, 2.51%, 07/20/2025(1)(3)	1,033,427
	3,281,000	3 mo. USD LIBOR + 1.320%, 2.68%, 01/15/2026(1)(3)	3,316,149
		Bayview Opportunity Master Fund Trust
	1,439,083	3.11%, 09/28/2032(1)(2)	1,439,811
	5,750,000	3.11%, 10/28/2032(1)(2)	5,750,000
	3,285,625	3.50%, 01/28/2055(1)(3)(4)	3,359,321
	3,894,515	3.50%, 06/28/2057(1)(3)(4)	3,972,832
	7,793,065	3.50%, 07/28/2057(1)(3)(4)	7,971,906
	7,875,000	3.50%, 10/28/2057(1)(3)(4)	8,047,657
	5,232,101	3.50%, 01/28/2058(1)(3)(4)	5,355,024
	2,797,565	4.00%, 11/28/2053(1)(3)(4)	2,904,657
	5,361,437	4.00%, 10/28/2064(1)(3)(4)	5,571,142

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Asset-Backed - Finance & Insurance - 17.8% - (continued)
$	1,020,000	Benefit Street Partners CLO VI Ltd. 3 mo. USD LIBOR + 0.800%, 2.15%, 10/18/2029(1)(3)	$1,019,996
		BlueMountain CLO Ltd.
	3,353,000	3 mo. USD LIBOR + 0.930%, 2.29%, 07/20/2026(1)(3)	3,370,506
	6,310,000	3 mo. USD LIBOR + 1.010%, 2.37%, 04/15/2025(1)(3)	6,341,279
	4,580,000	3 mo. USD LIBOR + 1.260%, 2.64%, 04/30/2026(1)(3)	4,643,300
	462,500	Cal Funding Ltd. 3.47%, 10/25/2027(1)	459,919
		Carlyle Global Market Strategies CLO Ltd.
	4,630,000	3 mo. USD LIBOR + 1.470%, 2.84%, 04/27/2027(1)(3)	4,663,762
	2,815,000	3 mo. USD LIBOR + 1.900%, 3.26%, 10/20/2029(1)(3)	2,825,759
	4,030,000	CBAM Ltd. 3 mo. USD LIBOR + 1.230%, 2.60%, 10/17/2029(1)(3)	4,030,000
		Cent CLO Ltd.
	3,985,000	3 mo. USD LIBOR + 1.100%, 2.47%, 01/25/2026(1)(3)	4,001,645
	2,830,000	3 mo. USD LIBOR + 1.210%, 2.58%, 07/27/2026(1)(3)	2,832,745
		CIFC Funding Ltd.
	687,890	3 mo. USD LIBOR + 0.850%, 2.21%, 07/16/2030(1)(3)	687,852
	4,745,000	3 mo. USD LIBOR + 1.050%, 2.40%, 04/18/2025(1)(3)	4,766,414
	4,175,000	3 mo. USD LIBOR + 1.200%, 2.52%, 05/24/2026(1)(3)	4,210,993
	6,175,000	3 mo. USD LIBOR + 1.500%, 2.86%, 07/22/2026(1)(3)	6,206,493
	1,910,000	Covenant Credit Partners CLO Ltd. 3 mo. USD LIBOR + 1.850%, 3.23%, 10/15/2029(1)(3)	1,915,759
		Dryden Senior Loan Fund
	4,675,000	3 mo. USD LIBOR + 1.080%, 2.43%, 04/18/2026(1)(3)	4,687,370
	5,350,000	3 mo. USD LIBOR + 1.210%, 2.56%, 07/18/2030(1)(3)	5,394,887
	3,970,000	3 mo. USD LIBOR + 1.430%, 2.79%, 07/15/2027(1)(3)	4,005,218
	4,796,000	3 mo. USD LIBOR + 1.430%, 2.79%, 10/15/2028(1)(3)	4,858,209
		First Franklin Mortgage Loan Trust
	2,250,478	1 mo. USD LIBOR + 0.240%, 1.48%, 04/25/2036(3)	1,955,731
	1,065,000	1 mo. USD LIBOR + 0.310%, 1.55%, 09/25/2036(3)	944,999
	3,435,000	Flatiron CLO Ltd. 3 mo. USD LIBOR + 1.250%, 2.70%, 05/15/2030(1)(3)	3,466,702
	616,000	GreatAmerica Leasing Receivables Funding LLC 1.72%, 04/22/2019(1)	615,984
	2,910,000	Highbridge Loan Management Ltd. 3 mo. USD LIBOR + 1.450%, 2.76%, 05/05/2027(1)(3)	2,910,314

The accompanying notes are an integral part of these financial statements.

199

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Asset-Backed - Finance & Insurance - 17.8% - (continued)
		KKR CLO Ltd.
$	5,530,000	3 mo. USD LIBOR + 1.340%, 2.70%, 04/15/2029(1)(3)	$5,581,025
	4,210,000	3 mo. USD LIBOR + 1.560%, 2.91%, 10/18/2028(1)(3)	4,277,288
		Lendmark Funding Trust
	2,875,000	2.83%, 12/22/2025(1)	2,877,548
	3,575,000	3.26%, 04/21/2025(1)	3,584,382
		Madison Park Funding Ltd.
	2,765,000	3 mo. USD LIBOR + 1.110%, 2.47%, 01/19/2025(1)(3)	2,767,375
	4,825,000	3 mo. USD LIBOR + 1.160%, 2.52%, 07/23/2029(1)(3)	4,850,978
	3,125,000	2.55%, 10/21/2030(1)(3)	3,142,900
	4,525,000	3 mo. USD LIBOR + 1.260%, 2.62%, 07/20/2026(1)(3)	4,576,526
		Magnetite CLO Ltd.
	2,585,000	3 mo. USD LIBOR + 1.300%, 2.66%, 04/15/2026(1)(3)	2,594,469
	3,165,000	3 mo. USD LIBOR + 1.330%, 2.69%, 04/15/2027(1)(3)	3,177,742
		Magnetite Ltd.
	6,210,000	3 mo. USD LIBOR + 1.000%, 2.37%, 07/25/2026(1)(3)	6,244,323
	6,481,000	3 mo. USD LIBOR + 1.400%, 2.72%, 11/15/2028(1)(3)	6,542,569
	3,070,000	3 mo. USD LIBOR + 1.500%, 2.87%, 07/25/2026(1)(3)	3,066,918
	2,700,000	Marlette Funding Trust 2.36%, 12/15/2024(1)	2,698,202
		Nationstar HECM Loan Trust
	1,056,390	1.97%, 05/25/2027(1)	1,055,513
	1,900,694	2.04%, 09/25/2027(1)(3)(4)	1,900,553
	253,637	2.24%, 06/25/2026(1)(3)(4)	254,430
	490,000	2.94%, 05/25/2027(1)	489,853
		NRZ Advance Receivables Trust
	4,895,000	3.11%, 12/15/2050(1)	4,873,203
	4,425,000	3.21%, 02/15/2051(1)	4,410,245
	2,172,397	Oak Hill Advisors Residential Loan Trust 3.00%, 06/25/2057(1)(2)	2,171,996
	1,395,000	Oak Hill Credit Partners Ltd. 3 mo. USD LIBOR + 1.130%, 2.49%, 07/20/2026(1)(3)	1,399,186
		Oaktree EIF Ltd.
	6,265,000	3 mo. USD LIBOR + 1.150%, 2.47%, 11/15/2025(1)(3)	6,295,128
	4,495,000	3 mo. USD LIBOR + 1.550%, 2.87%, 02/15/2026(1)(3)	4,495,868
		OCP CLO Ltd.
	4,015,000	2.20%, 04/17/2027(1)(3)(4)	4,015,000
	6,080,000	3 mo. USD LIBOR + 1.400%, 2.72%, 11/22/2025(1)(3)	6,160,840
		Octagon Investment Partners Ltd.
	2,109,136	3 mo. USD LIBOR + 1.120%, 2.47%, 07/17/2025(1)(3)	2,113,701
	3,020,000	3 mo. USD LIBOR + 1.320%, 2.68%, 03/17/2030(1)(3)	3,067,408
	5,126,884	OHA Credit Partners Ltd. 3 mo. USD LIBOR + 1.120%, 2.48%, 04/20/2025(1)(3)	5,147,197

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Asset-Backed - Finance & Insurance - 17.8% - (continued)
		OneMain Financial Issuance Trust
$	7,054,000	2.37%, 09/14/2032(1)	$7,039,000
	7,460,000	4.10%, 03/20/2028(1)	7,573,808
	371,875	OZLM Funding Ltd. 3 mo. USD LIBOR + 0.900%, 2.26%, 07/22/2029(1)(3)	371,855
	4,470,000	OZLM Ltd. 3 mo. USD LIBOR + 1.450%, 2.83%, 04/30/2027(1)(3)	4,491,380
	3,065,000	Prosper Marketplace Issuance Trust 2.36%, 11/15/2023(1)	3,062,248
	2,710,000	SBA Tower Trust 2.90%, 10/15/2044(1)(2)(4)	2,730,939
	3,320,000	Seneca Park CLO Ltd. 3 mo. USD LIBOR + 1.120%, 2.47%, 07/17/2026(1)(3)	3,334,744
	3,420,000	Shackleton CLO 3 mo. USD LIBOR + 1.160%, 2.51%, 07/17/2026(1)(3)	3,444,634
		SoFi Consumer Loan Program LLC
	2,242,435	2.50%, 05/26/2026(1)	2,239,416
	1,107,332	2.77%, 05/25/2026(1)	1,110,276
	2,422,749	3.05%, 12/26/2025(1)	2,442,970
	2,185,510	3.09%, 10/27/2025(1)	2,204,626
	1,877,917	3.28%, 01/26/2026(1)	1,900,774
		Sound Point CLO Ltd.
	3,765,000	3 mo. USD LIBOR + 1.100%, 2.46%, 01/21/2026(1)(3)	3,780,689
	2,100,000	3 mo. USD LIBOR + 1.390%, 2.75%, 01/23/2029(1)(3)	2,109,349
	1,410,000	3 mo. USD LIBOR + 4.600%, 5.96%, 07/15/2025(1)(3)	1,409,334
		Springleaf Funding Trust
	7,215,000	2.68%, 07/15/2030(1)	7,197,688
	3,940,000	2.90%, 11/15/2029(1)	3,967,083
	4,175,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	4,185,995
	4,090,000	Symphony CLO L.P. 1 mo. USD LIBOR + 1.750%, 2.99%, 01/09/2023(1)(3)	4,089,096
		Symphony CLO Ltd.
	1,898,000	3 mo. USD LIBOR + 1.180%, 2.53%, 10/17/2026(1)(3)	1,914,199
	3,950,000	3 mo. USD LIBOR + 1.280%, 2.64%, 07/14/2026(1)(3)	3,953,666
	2,740,000	Thacher Park CLO Ltd. 3 mo. USD LIBOR + 1.160%, 2.52%, 10/20/2026(1)(3)	2,742,956
		Towd Point Mortgage Trust
	8,643,973	2.75%, 10/25/2056(1)(3)(4)	8,674,170
	2,480,962	2.75%, 04/25/2057(1)(3)(4)	2,493,795
	6,320,316	2.75%, 06/25/2057(1)(3)(4)	6,335,600
	4,501,465	2.75%, 07/25/2057(1)(3)(4)	4,516,965
	4,335,000	Treman Park CLO Ltd. 3 mo. USD LIBOR + 1.370%, 2.73%, 04/20/2027(1)(3)	4,370,460
	2,355,000	Venture CLO Ltd. 3 mo. USD LIBOR + 1.300%, 2.66%, 07/20/2030(1)(3)	2,373,381

The accompanying notes are an integral part of these financial statements.

200

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Asset-Backed - Finance & Insurance - 17.8% - (continued)
$	6,295,000	Vibrant CLO VI Ltd. 3 mo. USD LIBOR + 1.240%, 2.57%, 06/20/2029(1)(3)	$6,339,153
	1,841,290	VOLT LX LLC 3.25%, 04/25/2059(1)(2)(4)	1,850,784
	1,601,590	VOLT LXII LLC 3.13%, 09/25/2047(1)(2)(4)	1,601,579
	2,995,000	VOLT LXIII LLC 3.00%, 10/25/2047(1)(2)(4)	2,994,955
		Voya CLO Ltd.
	2,030,000	2.52%, 10/15/2030(5)	2,030,000
	1,500,000	3 mo. USD LIBOR + 1.250%, 2.60%, 04/17/2030(1)(3)	1,505,519
	2,115,000	3 mo. USD LIBOR + 1.330%, 2.68%, 04/18/2026(1)(3)	2,116,112
	1,545,000	3 mo. USD LIBOR + 1.420%, 2.79%, 07/25/2026(1)(3)	1,547,331
	4,220,000	3 mo. USD LIBOR + 1.480%, 2.83%, 04/18/2027(1)(3)	4,254,300
	1,505,000	3 mo. USD LIBOR + 2.100%, 3.45%, 04/18/2027(1)(3)	1,505,977
	4,650,000	York CLO Ltd. 3 mo. USD LIBOR + 1.630%, 2.73%, 01/20/2030(1)(3)	4,689,018
	5,625,000	Zais CLO Ltd. 3 mo. USD LIBOR + 1.530%, 2.89%, 10/15/2028(1)(3)	5,642,955

			402,622,089

		Asset-Backed - Home Equity - 1.8%
		GSAA Home Equity Trust
	28,390	1 mo. USD LIBOR + 0.070%, 1.31%, 12/25/2046(3)	16,859
	3,591,544	1 mo. USD LIBOR + 0.080%, 1.32%, 02/25/2037(3)	2,086,341
	1,088,250	1 mo. USD LIBOR + 0.090%, 1.33%, 12/25/2036(3)	556,852
	1,919,868	1 mo. USD LIBOR + 0.100%, 1.34%, 03/25/2037(3)	1,021,425
	1,636,576	1 mo. USD LIBOR + 0.180%, 1.42%, 11/25/2036(3)	856,469
	1,557,322	5.99%, 06/25/2036(3)(4)	817,652
	130,873	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 1 mo. USD LIBOR + 0.150%, 1.39%, 06/25/2036(3)	117,922
	1,436,365	Morgan Stanley Mortgage Loan Trust 1 mo. USD LIBOR + 0.170%, 1.41%, 11/25/2036(3)	679,846
		New Residential Mortgage Loan Trust
	7,232,177	1 mo. USD LIBOR + 1.500%, 2.74%, 06/25/2057(1)(3)	7,389,003
	8,734,179	4.00%, 02/25/2057(1)(3)(4)	9,047,211
	7,726,858	4.00%, 08/27/2057(1)(3)(4)	8,021,924
	5,080,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	5,047,523
	492,616	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(2)	271,885

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Asset-Backed - Home Equity - 1.8% - (continued)
		Soundview Home Loan Trust
$	3,500,000	1 mo. USD LIBOR + 0.180%, 1.42%, 07/25/2037(3)	3,007,307
	830,000	1 mo. USD LIBOR + 0.240%, 1.48%, 07/25/2036(3)	668,964
	1,110,000	1 mo. USD LIBOR + 0.250%, 1.49%, 11/25/2036(3)	970,677

			40,577,860

		Collateralized - Mortgage Obligations - 0.1%
	2,645,902	COLT Mortgage Loan Trust 2.61%, 05/27/2047(1)(3)(4)	2,677,632

		Commercial Mortgage - Backed Securities - 5.9%
		Banc of America Commercial Mortgage Trust
	37,392,000	0.76%, 11/15/2050(5)	2,256,630
	1,970,000	3.12%, 09/15/2048(1)(3)(4)	1,259,422
		BBCMS Mortgage Trust
	23,919,267	1.53%, 02/15/2050(3)(4)(6)	2,631,406
	7,661,000	1 mo. USD LIBOR + 0.850%, 2.09%, 08/15/2036(1)(3)	7,669,448
	4,207,000	3.67%, 02/15/2050	4,399,362
	510,000	Bear Stearns Commercial Mortgage Securities Trust 5.11%, 10/12/2042(3)(4)	464,130
		CFCRE Commercial Mortgage Trust
	1,060,000	3.57%, 06/15/2050	1,092,937
	1,395,000	3.84%, 12/10/2054	1,469,485
		Citigroup Commercial Mortgage Trust
	14,343,490	1.05%, 07/10/2047(3)(4)(6)	778,044
	16,190,920	1.16%, 04/10/2048(3)(4)(6)	962,411
	687,000	2.77%, 12/10/2045	694,487
	300,000	2.94%, 04/10/2048	300,213
	720,000	3.11%, 04/10/2048(1)	535,731
	570,000	3.33%, 06/10/2046	591,576
	825,000	3.62%, 02/10/2049	859,878
	1,045,000	3.76%, 06/10/2048	1,101,489
	795,000	3.82%, 11/10/2048	840,281
	415,000	4.40%, 03/10/2047(1)(3)(4)	312,433
	305,000	4.90%, 03/10/2047(1)(3)(4)	277,332
		Commercial Mortgage Pass-Through Certificates
	5,912,416	0.81%, 02/10/2047(3)(4)(6)	164,233
	360,000	4.24%, 02/10/2047(3)(4)	388,844
	1,825,000	4.75%, 10/15/2045(1)(3)(4)	1,177,709
		Commercial Mortgage Trust
	4,401,436	0.89%, 08/10/2046(3)(4)(6)	135,691
	2,841,481	1.96%, 07/10/2046(1)(3)(4)(6)	119,130
	945,249	2.85%, 10/15/2045	957,541
	525,000	3.10%, 03/10/2046	538,003
	1,025,000	3.21%, 03/10/2046	1,053,837
	1,270,000	3.35%, 02/10/2048	1,301,819
	3,050,000	3.42%, 03/10/2031(1)	3,176,856
	905,000	3.61%, 06/10/2046(3)(4)	951,472
	455,000	3.62%, 07/10/2050	473,747
	1,425,000	3.69%, 08/10/2047	1,492,010
	1,690,000	3.77%, 02/10/2049	1,776,989

The accompanying notes are an integral part of these financial statements.

201

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Commercial Mortgage - Backed Securities - 5.9% - (continued)
$	900,000	3.80%, 08/10/2047	$948,704
	1,350,000	3.83%, 07/15/2047	1,427,433
	740,000	3.90%, 07/10/2050	784,226
	650,125	3.96%, 03/10/2047	690,755
	860,000	4.02%, 07/10/2045	917,048
	420,000	4.07%, 02/10/2047(3)(4)	449,594
	390,000	4.21%, 08/10/2046	420,506
	660,000	4.21%, 08/10/2046(3)(4)	712,231
	595,000	4.23%, 07/10/2045(3)(4)	644,093
	805,000	4.58%, 10/15/2045(1)(3)(4)	368,569
	658,832	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	650,556
		CSAIL Commercial Mortgage Trust
	43,473,896	0.86%, 06/15/2057(3)(4)(6)	2,003,060
	1,500,953	0.94%, 04/15/2050(3)(4)(6)	74,464
	5,885,354	1.05%, 11/15/2048(3)(4)(6)	334,604
	10,396,477	1.81%, 01/15/2049(3)(4)(6)	1,110,828
	490,022	3.45%, 08/15/2048	506,141
	670,000	3.50%, 11/15/2049	693,078
	430,000	3.54%, 11/15/2048	446,794
	2,637,000	3.72%, 08/15/2048	2,771,076
	74,000	3.76%, 11/15/2048	77,811
	1,765,000	3.81%, 11/15/2048	1,861,667
	3,343,370	DBUBS Mortgage Trust 0.74%, 11/10/2046(1)(3)(4)(6)	57,249
	1,675,282	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	1,813,732
		FREMF Mortgage Trust
	2,495,000	3.00%, 10/25/2047(1)(3)(4)	2,513,365
	1,830,000	3.65%, 09/25/2024(5)	1,851,982
	2,206,000	3.84%, 07/25/2049(1)(3)(4)	2,250,686
	3,605,000	3.88%, 02/25/2024(1)(3)(4)	3,643,946
	1,235,000	3.94%, 09/25/2049(1)(3)(4)	1,244,476
	2,530,000	3.97%, 07/25/2049(1)(3)(4)	2,579,823
	1,335,000	3.98%, 08/25/2027(1)(3)(4)	1,346,617
	1,045,000	3.98%, 03/25/2027(1)(3)(4)	1,068,625
	1,999,000	4.03%, 07/25/2027(1)(3)(4)	2,001,227
	2,255,000	4.07%, 05/25/2027(1)(3)(4)	2,319,903
	2,710,000	5.28%, 09/25/2043(1)(3)(4)	2,891,758
	321,313	GE Business Loan Trust 1 mo. LIBOR + 1.000%, 2.24%, 05/15/2034(1)(3)	298,636
		GS Mortgage Securities Corp.
	2,010,000	2.95%, 11/05/2034(1)	2,026,495
	935,000	3.38%, 05/10/2050	962,243
		GS Mortgage Securities Trust
	24,491,599	0.17%, 07/10/2046(3)(4)(6)	116,558
	3,252,238	1.35%, 08/10/2044(1)(3)(4)(6)	132,865
	695,000	3.67%, 04/10/2047(1)	255,781
	450,000	4.07%, 01/10/2047	482,000
	1,310,000	4.86%, 04/10/2047(1)(3)(4)	931,675
		JP Morgan Chase Commercial Mortgage Securities Trust
	1,325,000	2.73%, 10/15/2045(1)(3)(4)	576,786
	3,239,493	1 mo. LIBOR + 1.500%, 2.74%, 02/12/2051(3)	3,185,934
	137,293	2.84%, 12/15/2047	139,246

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Commercial Mortgage - Backed Securities - 5.9% - (continued)
$	1,242,463	3.91%, 05/05/2030(1)	$1,291,424
	730,000	4.37%, 12/15/2047(1)(3)(4)	579,413
	1,160,000	5.41%, 08/15/2046(1)(3)(4)	1,171,364
	79,417	5.72%, 02/15/2051	79,325
		JPMBB Commercial Mortgage Securities Trust
	15,026,407	0.83%, 09/15/2047(3)(4)(6)	472,815
	5,039,677	0.93%, 05/15/2048(3)(4)(6)	181,754
	520,061	3.61%, 05/15/2048	541,480
	860,000	3.74%, 10/15/2048(1)(3)(4)	662,175
	487,414	LB-UBS Commercial Mortgage Trust 6.14%, 04/15/2041(3)	490,537
	22,097	Lehman Brothers Small Balance Commercial Mortgage Trust 5.52%, 09/25/2030(1)(3)(4)	21,993
		Morgan Stanley Bank of America Merrill Lynch Trust
	4,376,999	1.11%, 10/15/2048(3)(4)(6)	282,567
	9,496,411	1.13%, 12/15/2047(3)(4)(6)	465,607
	640,000	2.92%, 02/15/2046	651,155
	1,005,000	3.13%, 12/15/2048	1,033,856
	880,000	3.18%, 08/15/2045	904,018
	650,000	3.73%, 05/15/2048	684,131
	730,173	4.26%, 10/15/2046(3)(4)	789,014
	775,000	4.50%, 08/15/2045(1)	554,059
		Morgan Stanley Capital Trust
	15,465,044	0.42%, 09/15/2047(1)(3)(4)(6)	149,853
	7,248,567	1.46%, 06/15/2050(3)(4)(6)	700,773
	495,000	2.78%, 08/15/2049	484,732
	500,000	3.34%, 12/15/2049	511,195
	2,605,000	3.47%, 08/11/2033(1)	2,689,904
	330,000	3.53%, 06/15/2050	342,115
	670,000	3.60%, 12/15/2049	697,479
	885,000	5.16%, 07/15/2049(1)(3)(4)	769,722
	425,000	5.33%, 10/12/2052(1)(3)(4)	191,584
	705,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(1)(3)(4)	707,682
	5,947,915	UBS Commercial Mortgage Trust 1.16%, 08/15/2050(3)(4)(6)	491,070
		UBS-Barclays Commercial Mortgage Trust
	1,200,000	3.09%, 08/10/2049	1,231,970
	910,000	3.19%, 03/10/2046	934,886
	1,005,120	3.24%, 04/10/2046	1,034,841
		Wells Fargo Commercial Mortgage Trust
	12,833,426	1.18%, 05/15/2048(3)(4)(6)	753,181
	914,312	2.92%, 10/15/2045	930,101
	380,000	2.92%, 11/15/2049	377,122
	295,000	2.94%, 10/15/2049	292,768
	10,000	3.17%, 02/15/2048	10,166
	645,000	3.29%, 05/15/2048	661,742
	810,000	3.41%, 12/15/2047	836,423
	605,000	3.41%, 09/15/2058	625,064
	690,000	3.45%, 07/15/2050	712,663
	625,000	3.56%, 01/15/2059	650,851
	1,040,000	3.62%, 09/15/2057	1,086,770
	93,000	3.64%, 03/15/2050	97,427
	760,000	3.64%, 06/15/2048	796,407

The accompanying notes are an integral part of these financial statements.

202

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Commercial Mortgage - Backed Securities - 5.9% - (continued)
$	655,000	3.79%, 09/15/2048	$690,024
	255,000	4.10%, 05/15/2048(3)(4)	226,184
		WF-RBS Commercial Mortgage Trust
	2,185,601	2.05%, 03/15/2047(3)(4)(6)	114,279
	870,000	2.87%, 11/15/2045	882,788
	1,170,000	2.88%, 12/15/2045	1,186,358
	1,545,000	3.02%, 11/15/2047(1)	665,889
	305,000	3.07%, 03/15/2045	312,105
	350,000	3.35%, 05/15/2045	355,143
	805,000	3.61%, 11/15/2047	838,206
	740,000	3.72%, 05/15/2047	779,346
	660,281	4.00%, 05/15/2047	705,396
	225,000	4.05%, 03/15/2047	240,845
	745,125	4.10%, 03/15/2047	799,375
	345,000	5.00%, 06/15/2044(1)(3)(4)	248,478
	960,000	5.58%, 04/15/2045(1)(3)(4)	950,634

			133,409,650

		Whole Loan Collateral CMO - 7.2%
	299,749	Adjustable Rate Mortgage Trust 1 mo. USD LIBOR + 0.540%, 1.78%, 11/25/2035(3)	297,587
		Alternative Loan Trust
	2,178,276	1 mo. USD LIBOR + 0.270%, 1.51%, 01/25/2036(3)	2,064,822
	596,587	1 mo. USD LIBOR + 0.320%, 1.56%, 11/25/2035(3)	511,857
	1,527,119	12 mo. MTA + 1.350%, 2.29%, 08/25/2035(3)	1,348,870
	412,529	5.75%, 05/25/2036	329,105
	289,554	6.00%, 05/25/2036	240,632
	199,522	6.00%, 12/25/2036	139,936
		Angel Oak Mortgage Trust LLC
	2,905,281	2.48%, 07/25/2047(1)(3)(4)	2,893,169
	916,345	2.81%, 01/25/2047(1)(3)(4)	914,496
		Banc of America Funding Trust
	845,418	1 mo. USD LIBOR + 0.300%, 1.54%, 05/20/2047(3)	763,395
	2,421,537	5.77%, 05/25/2037(3)(4)	2,427,296
	90,949	5.85%, 01/25/2037(2)(4)	83,416
		Bear Stearns Adjustable Rate Mortgage Trust
	857,756	1 year CMT + 2.300%, 3.52%, 10/25/2035(3)	864,234
	479,225	3.53%, 02/25/2036(3)(4)	447,789
	2,482,611	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.500%, 1.74%, 01/25/2036(3)	2,520,499
	730,025	Bear Stearns Mortgage Funding Trust 1 mo. USD LIBOR + 0.180%, 1.42%, 10/25/2036(3)	713,724
	718,656	Chase Mortgage Finance Trust 3.29%, 12/25/2035(3)(4)	699,798
		CHL Mortgage Pass-Through Trust
	740,329	1 mo. USD LIBOR + 0.680%, 1.92%, 03/25/2035(3)	683,337
	963,196	3.20%, 11/20/2035(3)(4)	874,202
	374,130	3.39%, 06/20/2035(3)(4)	376,365
	1,610,198	3.50%, 09/25/2047(3)(4)	1,504,148
	688,628	3.61%, 04/20/2036(3)(4)	544,238

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Whole Loan Collateral CMO - 7.2% - (continued)
$	7,520,671	CIM Trust 3.00%, 04/25/2057(1)(3)(4)	$7,572,641
	7,248,419	COLT Mortgage Loan Trust 2.42%, 10/25/2047(1)(3)(4)	7,260,212
	1,132,493	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	1,112,845
	2,512,264	CSMC Trust 3.25%, 04/25/2047(1)(3)(4)	2,517,399
		Deephaven Residential Mortgage Trust
	2,356,115	2.45%, 06/25/2047(1)(3)(4)	2,343,336
	1,530,554	2.73%, 12/26/2046(1)(3)(4)	1,531,506
	206,135	DSLA Mortgage Loan Trust 1 mo. USD LIBOR + 0.360%, 1.60%, 01/19/2045(3)	194,450
		Fannie Mae Connecticut Avenue Securities
	1,620,000	1 mo. USD LIBOR + 3.550%, 4.79%, 07/25/2029(3)	1,723,825
	3,190,143	1 mo. USD LIBOR + 4.350%, 5.59%, 05/25/2029(3)	3,490,848
	1,433,965	1 mo. USD LIBOR + 4.900%, 6.14%, 11/25/2024(3)	1,628,530
		GMACM Mortgage Loan Trust
	607,530	3.69%, 09/19/2035(3)(4)	594,964
	120,224	3.86%, 04/19/2036(3)(4)	113,084
		GSR Mortgage Loan Trust
	3,120,227	1 mo. USD LIBOR + 0.300%, 1.54%, 01/25/2037(3)	2,173,534
	2,174,582	3.42%, 01/25/2036(3)(4)	2,173,257
	220,403	3.59%, 10/25/2035(3)(4)	193,529
		HarborView Mortgage Loan Trust
	970,809	1 mo. USD LIBOR + 0.190%, 1.43%, 01/19/2038(3)	912,350
	1,949,168	1 mo. USD LIBOR + 0.240%, 1.48%, 12/19/2036(3)	1,708,249
		IndyMac Index Mortgage Loan Trust
	627,349	3.26%, 01/25/2036(3)(4)	622,216
	636,710	3.30%, 03/25/2036(3)(4)	589,820
	1,392,103	3.60%, 04/25/2037(3)(4)	1,091,114
		JP Morgan Mortgage Trust
	517,225	3.34%, 05/25/2036(3)(4)	512,146
	186,067	3.58%, 04/25/2037(3)(4)	181,564
	674,140	3.58%, 09/25/2035(3)(4)	678,628
	740,367	Lehman XS Trust 1 mo. USD LIBOR + 0.210%, 1.45%, 07/25/2046(3)	704,010
		LSTAR Securities Investment Ltd.
	9,279,504	0.00%, 10/01/2022(1)(3)(4)(7)	9,279,560
	2,764,233	1 mo. USD LIBOR + 1.750%, 0.03%, 09/01/2022(1)(3)(7)	2,763,249
	2,171,518	1 mo. USD LIBOR + 2.000%, 3.24%, 11/01/2021(1)(3)	2,172,192
		LSTAR Securities Investment Trust
	3,171,239	1 mo. USD LIBOR + 2.000%, 3.24%, 02/01/2022(1)(3)	3,162,163
	917,780	1 mo. USD LIBOR + 2.000%, 3.24%, 04/01/2022(1)(3)	917,827

The accompanying notes are an integral part of these financial statements.

203

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Whole Loan Collateral CMO - 7.2% - (continued)
$	3,262,885	Luminent Mortgage Trust 1 mo. USD LIBOR + 0.190%, 1.43%, 05/25/2046(3)	$2,948,840
	1,837,291	MFA Trust 2.59%, 02/25/2057(1)(3)(4)	1,825,741
	5,576,965	Mill City Mortgage Loan Trust 2.75%, 02/25/2058(1)(3)(4)	5,588,759
	743,339	Morgan Stanley Mortgage Loan Trust 3.49%, 05/25/2036(3)(4)	587,904
	6,928,000	Mortgage Repurchase Agreement Financing Trust 1 mo. USD LIBOR + 1.170%, 2.41%, 06/10/2019(1)(3)	6,927,938
		New Residential Mortgage Loan Trust
	4,388,557	3.75%, 11/26/2035(1)(3)(4)	4,518,599
	4,168,213	3.75%, 11/25/2056(1)(3)(4)	4,283,753
	8,737,153	4.00%, 03/25/2057(1)(3)(4)	9,052,381
	6,957,778	4.00%, 04/25/2057(1)(3)(4)	7,198,060
	5,985,722	4.00%, 05/25/2057(1)(3)(4)	6,204,534
	1,518,267	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	1,476,593
		Residential Accredit Loans, Inc.
	1,673,152	1 mo. USD LIBOR + 0.300%, 1.54%, 04/25/2036(3)	1,537,991
	1,889,146	2.31%, 11/25/2037(3)(4)	1,639,784
	1,411,900	6.00%, 12/25/2035	1,371,519
	956,295	Residential Asset Securitization Trust 5.50%, 06/25/2035	873,669
	664,792	Residential Funding Mortgage Securities, Inc. 3.63%, 08/25/2035(3)(4)	530,354
	265,068	Sequoia Mortgage Trust 3.53%, 07/20/2037(3)(4)	255,547
	763,430	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	585,253
		Towd Point Mortgage Trust
	7,145,000	1 mo. USD LIBOR + 0.600%, 1.84%, 02/25/2057(1)(3)	7,144,528
	3,857,200	2.25%, 04/25/2056(1)(3)(4)	3,832,855
	1,341,718	2.75%, 04/25/2055(1)(3)(4)	1,347,942
	3,093,493	2.75%, 08/25/2055(1)(3)(4)	3,102,878
	454,929	3.00%, 03/25/2054(1)(3)(4)	458,820
		WaMu Mortgage Pass-Through Certificates Trust
	674,114	12 mo. MTA + 0.880%, 1.82%, 10/25/2046(3)	603,834
	526,828	12 mo. MTA + 0.980%, 1.92%, 07/25/2046(3)	500,672
	1,372,616	3.08%, 06/25/2037(3)(4)	1,293,875
		Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
	789,079	12 mo. MTA + 0.830%, 1.77%, 11/25/2046(3)	675,270
	1,481,173	1 mo. USD LIBOR + 0.600%, 1.84%, 07/25/2036(3)	1,052,328
		Wells Fargo Commercial Mortgage Trust
	30,201,152	1.17%, 09/15/2057(3)(4)(6)	1,710,255
	1,770,000	2.88%, 05/15/2048(1)(3)(4)	1,128,045
	675,000	3.84%, 09/15/2058	716,137

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Whole Loan Collateral CMO - 7.2% - (continued)
$	484,036	Wells Fargo Mortgage Backed Securities Trust 3.52%, 09/25/2036(3)(4)	$478,887

			162,615,508

		Total Asset & Commercial Mortgage Backed Securities (cost $750,629,192)	$756,293,221

CORPORATE BONDS - 24.4%
		Aerospace/Defense - 0.1%
$	65,000	DAE Funding LLC 4.50%, 08/01/2022(1)	$65,894
	70,000	5.00%, 08/01/2024(1)	71,487
	1,832,000	Lockheed Martin Corp. 4.09%, 09/15/2052	1,861,428

			1,998,809

		Agriculture - 0.7%
	740,000	Altria Group, Inc. 3.88%, 09/16/2046	723,913
	2,250,000	BAT Capital Corp. 2.30%, 08/14/2020(1)	2,250,811
	2,250,000	4.39%, 08/15/2037(1)	2,311,289
	1,680,000	BAT International Finance plc 2.75%, 06/15/2020(1)	1,699,506
	1,345,000	Imperial Brands Finance plc 2.05%, 07/20/2018(1)	1,345,369
	760,000	2.95%, 07/21/2020(1)	770,518
	1,855,000	3.75%, 07/21/2022(1)	1,927,402
	3,280,000	Philip Morris International, Inc. 3.13%, 08/17/2027	3,278,757
	1,935,000	Reynolds American, Inc. 3.25%, 06/12/2020	1,984,091

			16,291,656

		Airlines - 0.1%
	2,810,000	Delta Air Lines, Inc. 3.63%, 03/15/2022	2,887,594

		Auto Manufacturers - 0.6%
CAD	325,000	Daimler Canada Finance, Inc. 2.27%, 03/26/2018	252,639
$	1,625,000	Ford Motor Co. 5.29%, 12/08/2046	1,721,523
	2,070,000	General Motors Co. 5.40%, 04/01/2048	2,190,241
	1,250,000	6.25%, 10/02/2043	1,442,832
	1,380,000	6.75%, 04/01/2046	1,688,826
	1,585,000	General Motors Financial Co., Inc. 3.70%, 05/09/2023	1,624,450
	1,255,000	3.95%, 04/13/2024	1,293,542
AUD	120,000	Toyota Finance Australia Ltd. 3.57%, 12/20/2017(8)	91,991
	780,000	Toyota Motor Credit Corp. 3.67%, 11/20/2017(8)	597,404
	560,000	Toyota Motor Finance Netherlands B.V. 3.74%, 01/24/2018(8)	430,053

The accompanying notes are an integral part of these financial statements.

204

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Auto Manufacturers - 0.6% - (continued)
CAD	2,010,000	VW Credit Canada, Inc. 2.45%, 11/14/2017	$1,558,362

			12,891,863

		Auto Parts & Equipment - 0.1%
$	230,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	236,613
	2,375,000	Lear Corp. 3.80%, 09/15/2027	2,382,984

			2,619,597

		Beverages - 0.7%
CAD	1,250,000	Anheuser-Busch InBev Finance, Inc. 2.38%, 01/25/2018(1)	970,700
$	4,225,000	3.30%, 02/01/2023	4,348,990
	40,000	3.65%, 02/01/2026	41,275
	2,905,000	4.70%, 02/01/2036	3,180,566
	2,670,000	4.90%, 02/01/2046	3,002,708
	1,445,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	1,389,909
		Constellation Brands, Inc.
	2,180,000	2.65%, 11/07/2022	2,170,888
	325,000	2.70%, 05/09/2022	325,877
	210,000	4.50%, 05/09/2047	223,900

			15,654,813

		Biotechnology - 0.2%
	1,490,000	Amgen, Inc. 2.65%, 05/11/2022	1,491,973
	755,000	Celgene Corp. 4.63%, 05/15/2044	780,276
		Gilead Sciences, Inc.
	530,000	2.50%, 09/01/2023	527,426
	675,000	3.25%, 09/01/2022	698,521

			3,498,196

		Chemicals - 0.2%
		Methanex Corp.
	1,950,000	4.25%, 12/01/2024	1,974,984
	825,000	5.65%, 12/01/2044	844,092
	755,000	Sherwin-Williams Co. 3.13%, 06/01/2024	764,068
	85,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	90,525

			3,673,669

		Commercial Banks - 8.5%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	800,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(3)(8)(9)	1,118,256
$	2,800,000	5 year USD Swap + 8.262%, 9.00%, 05/09/2018(3)(8)(9)	2,895,312
EUR	2,400,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(3)(8)(9)	2,930,333
$	3,200,000	Banco Santander S.A. 3.80%, 02/23/2028	3,198,140
		Bank of America Corp.
	900,000	3 mo. USD LIBOR + 1.070%, 2.39%, 03/22/2018(3)	903,076
	1,930,000	2.50%, 10/21/2022	1,907,681

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Commercial Banks - 8.5% - (continued)
$	5,250,000	3 mo. USD LIBOR + 1.160%, 3.12%, 01/20/2023(3)	$5,330,371
	5,285,000	3 mo. USD LIBOR + 1.512%, 3.71%, 04/24/2028(3)	5,403,376
	2,040,000	4.00%, 01/22/2025	2,112,795
	2,945,000	4.20%, 08/26/2024	3,109,954
	2,235,000	7.75%, 05/14/2038	3,297,383
EUR	800,000	Bank of Ireland 5 year EUR Swap + 6.956%, 7.38%, 06/18/2020(3)(8)(9)	1,055,587
$	4,740,000	Barclays Bank plc 6.05%, 12/04/2017(1)	4,757,965
	1,025,000	Barclays plc 5 year USD Swap + 6.772%, 7.88%, 03/15/2022(3)(8)(9)	1,143,002
		BNP Paribas S.A.
	925,000	2.95%, 05/23/2022(1)	934,882
	2,265,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(3)(9)	2,539,631
	1,090,000	BPCE S.A. 3.00%, 05/22/2022(1)	1,095,139
EUR	600,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(3)(8)(9)	803,746
	1,000,000	CaixaBank S.A. 5 year EUR Swap + 6.498%, 6.75%, 06/13/2024(3)(8)(9)	1,285,703
		Citigroup, Inc.
	130,000	1.75%, 01/29/2018(8)	152,185
$	1,255,000	1.85%, 11/24/2017	1,255,169
	2,680,000	3 mo. USD LIBOR + 1.100%, 2.41%, 05/17/2024(3)	2,705,460
	1,890,000	2.70%, 03/30/2021	1,906,549
	1,205,000	2.70%, 10/27/2022	1,198,729
	535,000	3.20%, 10/21/2026	528,497
	1,010,000	3.52%, 10/27/2028(3)(4)	1,007,194
	1,590,000	4.30%, 11/20/2026	1,664,439
	3,815,000	4.45%, 09/29/2027	4,025,830
	414,000	4.65%, 07/30/2045	459,972
	3,200,000	Credit Agricole S.A. 5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(3)(9)	3,851,757
	5,565,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(3)(9)	6,086,719
	2,785,000	Deutsche Bank AG 2.70%, 07/13/2020	2,794,824
		Goldman Sachs Group, Inc.
	460,000	2.00%, 04/25/2019	459,724
	3,040,000	2.35%, 11/15/2021	3,011,005
	1,725,000	2.38%, 01/22/2018	1,728,015
	360,000	3 mo. USD LIBOR + 1.160%, 2.52%, 04/23/2020(3)	366,259
	560,000	2.60%, 04/23/2020	564,062
	1,695,000	2.75%, 09/15/2020	1,713,244
	2,045,000	2.88%, 02/25/2021	2,071,356
	1,660,000	2.88%, 10/31/2022(3)(4)	1,661,046
	2,720,000	3 mo. USD LIBOR + 0.990%, 2.91%, 07/24/2023(3)	2,708,139
CAD	375,000	3.38%, 02/01/2018	291,977

The accompanying notes are an integral part of these financial statements.

205

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Commercial Banks - 8.5% - (continued)
$	2,520,000	3 mo. USD LIBOR + 1.510%, 3.69%, 06/05/2028(3)	$2,539,294
	425,000	5.15%, 05/22/2045	484,016
AUD	550,000	5.25%, 11/29/2017(8)	422,022
$	2,696,000	6.00%, 06/15/2020	2,948,043
	1,410,000	6.25%, 02/01/2041	1,865,898
	2,415,000	6.75%, 10/01/2037	3,188,303
		HSBC Holdings plc
	1,125,000	2.95%, 05/25/2021	1,144,378
	1,360,000	3.40%, 03/08/2021	1,401,582
	1,125,000	3.60%, 05/25/2023	1,171,107
	2,670,000	4.25%, 08/18/2025	2,785,420
	2,400,000	5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(3)(9)	2,550,000
		Intesa Sanpaolo S.p.A.
	2,425,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(3)(9)	2,649,312
EUR	325,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(3)(8)(9)	459,694
		JP Morgan Chase & Co.
$	1,110,000	2.30%, 08/15/2021	1,105,372
	5,745,000	2.40%, 06/07/2021	5,754,780
	1,275,000	2.55%, 10/29/2020	1,287,197
	2,190,000	2.70%, 05/18/2023	2,186,166
	3,765,000	3 mo. USD LIBOR + 1.155%, 3.22%, 03/01/2025(3)	3,804,353
	1,155,000	4.25%, 10/01/2027	1,220,477
	802,000	6.00%, 01/15/2018	809,186
		Morgan Stanley
	1,110,000	3 mo. USD LIBOR + 0.850%, 2.22%, 01/24/2019(3)	1,117,250
	3,945,000	2.50%, 04/21/2021	3,953,660
	1,030,000	2.63%, 11/17/2021	1,031,487
	3,540,000	2.75%, 05/19/2022	3,548,827
	825,000	3.13%, 07/27/2026	813,016
	5,300,000	3 mo. USD LIBOR + 1.340%, 3.59%, 07/22/2028(3)	5,335,033
	635,000	3.63%, 01/20/2027	646,594
	1,665,000	3.95%, 04/23/2027	1,698,133
	2,710,000	4.00%, 07/23/2025	2,853,860
	230,000	4.35%, 09/08/2026	241,092
	4,555,000	Royal Bank of Canada 2.15%, 10/26/2020	4,552,712
		Royal Bank of Scotland Group plc
	520,000	5 year USD Swap + 5.720%, 8.00%, 08/10/2025(3)(9)	594,464
	745,000	5 year USD Swap + 7.598%, 8.63%, 08/15/2021(3)(9)	843,638
	3,120,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022(1)	3,192,339
GBP	555,000	Santander UK Group Holdings plc 5 year GBP Swap + 5.543%, 7.38%, 06/24/2022(3)(8)(9)	806,220
		Societe Generale S.A.
$	2,225,000	5 year USD Swap + 6.238%, 7.38%, 09/13/2021(1)(3)(9)	2,453,062
	3,040,000	5 year USD Swap + 6.394%, 8.25%, 11/29/2018(3)(8)(9)	3,218,600
		UBS Group AG
EUR	800,000	5 year EUR Swap + 5.287%, 5.75%, 02/19/2022(3)(8)(9)	1,083,888

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Commercial Banks - 8.5% - (continued)
$	1,875,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(3)(8)(9)	$2,043,750
	2,765,000	5 year USD Swap + 5.464%, 7.13%, 02/19/2020(3)(8)(9)	2,979,287
	2,550,000	UBS Group Funding Switzerland AG 2.65%, 02/01/2022(1)	2,541,964
		UniCredit S.p.A.
EUR	525,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(3)(8)(9)	677,265
$	620,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(3)(8)(9)	686,325
		Wells Fargo & Co.
	3,175,000	2.63%, 07/22/2022	3,170,240
	1,190,000	3.00%, 04/22/2026	1,164,956
	955,000	3.00%, 10/23/2026	935,792
	4,340,000	3.07%, 01/24/2023	4,398,060
	3,885,000	3 mo. USD LIBOR + 1.310%, 3.58%, 05/22/2028(3)	3,922,036
	1,310,000	4.40%, 06/14/2046	1,351,997
	2,445,000	4.90%, 11/17/2045	2,713,549
	710,000	5.61%, 01/15/2044	859,534

			193,239,713

		Commercial Services - 0.3%
	5,304,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(1)	5,490,064
		Ashtead Capital, Inc.
	210,000	4.13%, 08/15/2025(1)	211,575
	230,000	4.38%, 08/15/2027(1)	232,875
	525,000	Cardtronics, Inc. 5.13%, 08/01/2022	535,500
		United Rentals North America, Inc.
	425,000	4.63%, 07/15/2023	443,063
	265,000	5.50%, 07/15/2025	284,378

			7,197,455

		Construction Materials - 0.1%
	451,000	Eagle Materials, Inc. 4.50%, 08/01/2026	470,167
		Standard Industries, Inc.
	255,000	5.38%, 11/15/2024(1)	269,000
	695,000	6.00%, 10/15/2025(1)	751,469

			1,490,636

		Diversified Financial Services - 0.2%
	1,905,000	Cboe Global Markets, Inc. 3.65%, 01/12/2027	1,947,358
	1,555,000	Intercontinental Exchange, Inc. 2.75%, 12/01/2020	1,586,627
		Navient Corp.
	100,000	5.88%, 03/25/2021	105,125
	275,000	6.63%, 07/26/2021	294,594
	395,000	7.25%, 01/25/2022	428,575
	180,000	7.25%, 09/25/2023	194,963

			4,557,242

		Electric - 1.0%
		AES Corp.
	585,000	4.88%, 05/15/2023	598,162
	275,000	5.50%, 03/15/2024	287,375

The accompanying notes are an integral part of these financial statements.

206

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Electric - 1.0% - (continued)
$	1,260,000	DTE Energy Co. 1.50%, 10/01/2019	$1,244,769
	1,145,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,246,669
	2,960,000	Duke Energy Corp. 3.75%, 09/01/2046	2,877,056
	1,710,000	Duke Energy Florida LLC 3.40%, 10/01/2046	1,627,493
	1,435,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,589,149
		Emera U.S. Finance L.P.
	320,000	2.70%, 06/15/2021	321,453
	355,000	4.75%, 06/15/2046	385,014
		Exelon Corp.
	370,000	2.45%, 04/15/2021	370,241
	1,880,000	2.85%, 06/15/2020	1,912,760
		FirstEnergy Corp.
	2,125,000	3.90%, 07/15/2027	2,168,951
	515,000	4.25%, 03/15/2023	545,065
	630,000	Fortis, Inc. 2.10%, 10/04/2021	618,224
	1,430,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024(1)	1,433,694
	825,000	NextEra Energy Capital Holdings, Inc. 1.65%, 09/01/2018	823,855
		NextEra Energy Operating Partners L.P.
	25,000	4.25%, 09/15/2024(1)	25,250
	30,000	4.50%, 09/15/2027(1)	30,188
	495,000	Oncor Electric Delivery Co. LLC 7.00%, 09/01/2022	591,779
	2,535,000	Pacific Gas & Electric Co. 6.05%, 03/01/2034	3,148,998
		Southern Co.
	1,320,000	1.85%, 07/01/2019	1,317,885
	490,000	2.95%, 07/01/2023	492,506

			23,656,536

		Electronics - 0.1%
	1,140,000	Fortive Corp. 2.35%, 06/15/2021	1,133,575

		Engineering & Construction - 0.4%
	1,100,000	Mexico City Airport Trust 3.88%, 04/30/2028(1)	1,077,010
		SBA Tower Trust
	4,130,000	3.17%, 04/09/2047(1)	4,146,810
	3,435,000	3.60%, 04/09/2043(1)	3,434,989

			8,658,809

		Entertainment - 0.0%
		WMG Acquisition Corp.
	425,000	4.88%, 11/01/2024(1)	437,750
	185,000	5.00%, 08/01/2023(1)	192,400

			630,150

		Environmental Control - 0.0%
	282,000	Clean Harbors, Inc. 5.25%, 08/01/2020	286,230

		Food - 0.2%
	3,000,000	Danone S.A. 1.69%, 10/30/2019(1)	2,976,921

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Food - 0.2% - (continued)
$	940,000	Kraft Heinz Foods Co. 4.38%, 06/01/2046	$917,898
	1,640,000	Sysco Corp. 2.50%, 07/15/2021	1,648,411

			5,543,230

		Gas - 0.0%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	40,000	5.63%, 05/20/2024	42,150
	365,000	5.88%, 08/20/2026	379,600
CAD	500,000	Enbridge Gas Distribution, Inc. 5.16%, 12/04/2017	388,850

			810,600

		Healthcare-Products - 0.3%
$	4,350,000	Becton Dickinson and Co. 3.36%, 06/06/2024	4,386,195
	490,000	Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	479,621
	1,740,000	3.00%, 04/15/2023	1,761,174

			6,626,990

		Healthcare-Services - 0.4%
	730,000	Aetna, Inc. 2.80%, 06/15/2023	725,442
		Anthem, Inc.
	3,540,000	3.50%, 08/15/2024	3,628,932
	320,000	4.63%, 05/15/2042	344,631
	480,000	Community Health Systems, Inc. 5.13%, 08/01/2021	466,800
	75,000	6.25%, 03/31/2023	72,187
	390,000	LifePoint Health, Inc. 5.88%, 12/01/2023	400,803
	255,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	267,750
		UnitedHealth Group, Inc.
	1,620,000	3.75%, 07/15/2025	1,716,230
	455,000	4.25%, 04/15/2047	489,678
	590,000	4.75%, 07/15/2045	682,813

			8,795,266

		Home Builders - 0.0%
	255,000	Meritage Homes Corp. 6.00%, 06/01/2025	274,125
	525,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	550,594

			824,719

		Insurance - 0.2%
	1,050,000	American International Group, Inc. 4.70%, 07/10/2035	1,139,144
	25,000	CNO Financial Group, Inc. 4.50%, 05/30/2020	25,750
	750,000	5.25%, 05/30/2025	796,875
	10,000	Genworth Holdings, Inc. 4.80%, 02/15/2024	8,507
	350,000	4.90%, 08/15/2023	296,520
	15,000	7.63%, 09/24/2021	14,475
	275,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	449,483
	380,000	MGIC Investment Corp. 5.75%, 08/15/2023	418,000

The accompanying notes are an integral part of these financial statements.

207

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Insurance - 0.2% - (continued)
$	895,000	Willis North America, Inc. 3.60%, 05/15/2024	$917,920

			4,066,674

		Internet - 0.2%
		Amazon.com, Inc.
	1,050,000	1.90%, 08/21/2020(1)	1,048,206
	660,000	2.80%, 08/22/2024(1)	660,892
	2,660,000	3.88%, 08/22/2037(1)	2,757,279

			4,466,377

		Iron/Steel - 0.2%
	475,000	ArcelorMittal 6.13%, 06/01/2025	547,898
	710,000	Steel Dynamics, Inc. 4.13%, 09/15/2025(1)	711,775
	250,000	5.50%, 10/01/2024	267,625
	2,955,000	Vale Overseas Ltd. 6.25%, 08/10/2026	3,404,899
	340,000	6.88%, 11/10/2039	407,184

			5,339,381

		IT Services - 0.4%
	275,000	Apple, Inc. 3.00%, 02/09/2024	280,471
	740,000	3.35%, 02/09/2027	759,325
	1,955,000	3.45%, 02/09/2045	1,859,416
	615,000	3.85%, 08/04/2046	621,981
	770,000	Dell International LLC / EMC Corp. 4.42%, 06/15/2021(1)	809,660
	490,000	8.35%, 07/15/2046(1)	634,977
	2,880,000	Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	3,062,152
	135,000	NCR Corp. 5.00%, 07/15/2022	138,038

			8,166,020

		Machinery - Construction & Mining - 0.0%
	255,000	Oshkosh Corp. 5.38%, 03/01/2025	270,300

		Machinery-Diversified - 0.0%
	390,000	CNH Industrial N.V. 4.50%, 08/15/2023	412,425

		Media - 1.8%
	1,420,000	21st Century Fox America, Inc. 6.15%, 03/01/2037	1,778,931
	750,000	6.20%, 12/15/2034	931,135
	300,000	Altice U.S. Finance Corp. 5.50%, 05/15/2026(1)	312,000
	170,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, 02/15/2026(1)	177,735
	1,100,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	1,129,589
	3,790,000	4.20%, 03/15/2028(1)	3,751,187
	3,920,000	4.46%, 07/23/2022	4,139,811
	3,525,000	6.48%, 10/23/2045	4,036,218
		Comcast Corp.
	1,375,000	3.40%, 07/15/2046	1,262,370
	95,000	5.70%, 07/01/2019	100,811

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Media - 1.8% - (continued)
$	1,470,000	Cox Communications, Inc. 3.15%, 08/15/2024(1)	$1,458,363
	685,000	3.25%, 12/15/2022(1)	687,857
	280,000	3.35%, 09/15/2026(1)	274,788
	1,200,000	3.85%, 02/01/2025(1)	1,227,440
	490,000	4.80%, 02/01/2035(1)	491,989
	310,000	CSC Holdings LLC 5.50%, 04/15/2027(1)	319,300
	1,523,000	Discovery Communications LLC 3.80%, 03/13/2024	1,559,401
	785,000	4.90%, 03/11/2026	843,691
	505,000	DISH DBS Corp. 5.88%, 11/15/2024	504,369
	545,000	Liberty Interactive LLC 8.25%, 02/01/2030	599,500
	1,379,000	NBCUniversal Media LLC 5.95%, 04/01/2041	1,764,797
	927,000	Scripps Networks Interactive, Inc. 3.95%, 06/15/2025	942,764
	240,000	SFR Group S.A. 7.38%, 05/01/2026(1)	258,000
	535,000	TEGNA, Inc. 5.13%, 07/15/2020	548,375
		Time Warner Cable LLC
	1,175,000	4.50%, 09/15/2042	1,082,028
	2,145,000	8.75%, 02/14/2019	2,320,690
	3,190,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	4,341,473
		Time Warner, Inc.
	965,000	6.10%, 07/15/2040	1,114,201
	345,000	6.20%, 03/15/2040	403,784
		Viacom, Inc.
	10,000	3.45%, 10/04/2026	9,595
	719,000	4.38%, 03/15/2043	611,528
	50,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(3)	49,513
	70,000	3 mo. USD LIBOR + 3.899%, 6.25%, 02/28/2057(3)	69,160
	480,000	Videotron Ltd. 5.38%, 06/15/2024(1)	518,400

			39,620,793

		Mining - 0.2%
		Anglo American Capital plc
	1,655,000	3.75%, 04/10/2022(1)	1,705,803
	1,625,000	4.13%, 09/27/2022(1)	1,700,594
	825,000	Corp. Nacional del Cobre de Chile 3.63%, 08/01/2027(1)	829,859
	585,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	629,606

			4,865,862

		Miscellaneous Manufacturing - 0.1%
NZD	2,485,000	General Electric Co. 4.25%, 01/17/2018	1,706,948

		Office/Business Equipment - 0.2%
$	2,580,000	Pitney Bowes, Inc. 4.70%, 04/01/2023	2,520,670
	3,000,000	Xerox Corp. 3.63%, 03/15/2023	2,959,959

			5,480,629

The accompanying notes are an integral part of these financial statements.

208

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Oil & Gas - 1.5%
		Anadarko Petroleum Corp.
$	1,990,000	3.45%, 07/15/2024	$1,983,250
	810,000	4.50%, 07/15/2044	791,002
	330,000	6.60%, 03/15/2046	417,212
	280,000	6.95%, 06/15/2019	300,517
	325,000	Apache Corp. 4.25%, 01/15/2044	310,109
		Canadian Natural Resources Ltd.
	520,000	3.85%, 06/01/2027	530,916
	1,095,000	6.25%, 03/15/2038	1,353,690
		Cenovus Energy, Inc.
	255,000	4.25%, 04/15/2027(1)	255,869
	80,000	6.75%, 11/15/2039	94,947
	200,000	Concho Resources, Inc. 3.75%, 10/01/2027	202,171
		Continental Resources, Inc.
	25,000	3.80%, 06/01/2024	24,281
	280,000	4.50%, 04/15/2023	283,500
	55,000	4.90%, 06/01/2044	51,219
	195,000	5.00%, 09/15/2022	197,194
	390,000	Devon Financing Co. LLC 7.88%, 09/30/2031	512,891
	1,000,000	EnCana Corp. 3.90%, 11/15/2021	1,035,143
		Hess Corp.
	1,435,000	4.30%, 04/01/2027	1,445,308
	650,000	5.60%, 02/15/2041	680,033
	55,000	5.80%, 04/01/2047	59,362
	936,000	6.00%, 01/15/2040	1,019,131
	1,945,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,314,342
		Marathon Oil Corp.
	675,000	2.70%, 06/01/2020	674,319
	1,585,000	2.80%, 11/01/2022	1,558,976
	150,000	3.85%, 06/01/2025	151,383
	1,460,000	4.40%, 07/15/2027	1,498,848
	220,000	MEG Energy Corp. 6.50%, 01/15/2025(1)	218,900
		Petroleos Mexicanos
	296,000	5.50%, 06/27/2044	267,406
	195,000	6.50%, 03/13/2027(1)	212,940
	2,090,000	6.63%, 06/15/2035	2,207,040
	3,330,000	6.75%, 09/21/2047(1)	3,432,231
	355,000	QEP Resources, Inc. 5.25%, 05/01/2023	350,562
	1,735,000	Shell International Finance B.V. 4.38%, 05/11/2045	1,880,500
	170,000	SM Energy Co. 6.13%, 11/15/2022	170,850
		Valero Energy Corp.
	2,425,000	3.40%, 09/15/2026	2,424,925
	315,000	4.90%, 03/15/2045	345,758
	525,000	WPX Energy, Inc. 5.25%, 09/15/2024	526,969
ARS	81,010,352	YPF S.A. 16.50%, 05/09/2022(1)	4,317,468

			34,101,162

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Packaging & Containers - 0.0%
$	500,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	$548,750
	265,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	275,891

			824,641

		Pharmaceuticals - 1.1%
		Allergan Funding SCS
	4,860,000	2.35%, 03/12/2018	4,871,157
	1,320,000	3 mo. USD LIBOR + 1.080%, 2.39%, 03/12/2018(3)	1,324,116
	5,225,000	3.00%, 03/12/2020	5,304,379
	256,000	Baxalta, Inc. 3.60%, 06/23/2022	265,197
		Cardinal Health, Inc.
	855,000	1.95%, 06/15/2018	855,723
	5,390,000	2.62%, 06/15/2022	5,346,465
		Mylan N.V.
	1,020,000	3.00%, 12/15/2018	1,029,484
	1,180,000	3.15%, 06/15/2021	1,193,422
	1,170,000	3.75%, 12/15/2020	1,212,708
	405,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(1)	421,200
	1,920,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	1,907,114
		Teva Pharmaceutical Finance Netherlands B.V.
	855,000	1.70%, 07/19/2019	836,793
	560,000	2.20%, 07/21/2021	527,118
	230,000	2.80%, 07/21/2023	211,614
		Valeant Pharmaceuticals International, Inc.
	245,000	6.50%, 03/15/2022(1)	259,700
	145,000	7.00%, 03/15/2024(1)	156,963

			25,723,153

		Pipelines - 1.0%
	415,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 6.25%, 10/15/2022	441,975
		DCP Midstream Operating L.P.
	100,000	3.88%, 03/15/2023	99,250
	200,000	4.95%, 04/01/2022	207,500
	100,000	5.60%, 04/01/2044	95,500
	870,000	Enbridge, Inc. 3.70%, 07/15/2027	881,365
	478,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	537,750
		Energy Transfer L.P.
	590,000	4.05%, 03/15/2025	599,966
	185,000	5.95%, 10/01/2043	197,019
	1,360,000	Energy Transfer L.P. / Regency Energy Finance Corp. 4.50%, 11/01/2023	1,430,411
		Kinder Morgan Energy Partners L.P.
	520,000	5.30%, 09/15/2020	558,833
	180,000	6.50%, 04/01/2020	196,413
	360,000	6.85%, 02/15/2020	396,259
		Kinder Morgan, Inc.
	605,000	3.15%, 01/15/2023	608,621
	2,210,000	5.55%, 06/01/2045	2,402,039

The accompanying notes are an integral part of these financial statements.

209

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Pipelines - 1.0% - (continued)
		MPLX L.P.
$	1,575,000	4.13%, 03/01/2027	$1,620,193
	265,000	5.20%, 03/01/2047	283,723
	60,000	NGPL PipeCo LLC 4.88%, 08/15/2027(1)	62,100
		Phillips 66 Partners L.P.
	465,000	3.55%, 10/01/2026	460,200
	195,000	3.75%, 03/01/2028	195,741
	680,000	Plains All American Pipeline L.P. / PAA Finance Corp. 4.50%, 12/15/2026	694,641
	690,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	703,844
		Sunoco Logistics Partners Operations L.P.
	105,000	3.90%, 07/15/2026	104,436
	1,080,000	4.25%, 04/01/2024	1,117,038
	3,355,000	5.40%, 10/01/2047	3,403,933
	30,000	Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 6.38%, 05/01/2024	32,850
	1,675,000	Texas Eastern Transmission L.P. 2.80%, 10/15/2022(1)	1,669,505
		Williams Cos., Inc.
	295,000	3.70%, 01/15/2023	297,581
	75,000	4.55%, 06/24/2024	78,375
	100,000	7.88%, 09/01/2021	117,500
		Williams Partners L.P.
	860,000	4.00%, 11/15/2021	899,293
	1,255,000	4.30%, 03/04/2024	1,329,106

			21,722,960

		Real Estate Investment Trusts - 0.1%
		Crown Castle International Corp.
	580,000	3.20%, 09/01/2024	576,349
	240,000	3.40%, 02/15/2021	246,694
		Equinix, Inc.
	95,000	5.38%, 04/01/2023	98,088
	500,000	5.88%, 01/15/2026	541,875
	58,069	VICI Properties LLC / VICI FC, Inc. 8.00%, 10/15/2023	64,602

			1,527,608

		Retail - 0.4%
		CVS Health Corp.
	3,010,000	2.80%, 07/20/2020	3,045,775
	1,421,000	3.88%, 07/20/2025	1,461,399
	2,240,000	5.13%, 07/20/2045	2,503,043
		Home Depot, Inc.
	1,460,000	3.50%, 09/15/2056	1,354,065
	260,000	4.20%, 04/01/2043	275,653
	60,000	Lithia Motors, Inc. 5.25%, 08/01/2025(1)	62,925
	280,000	Lowe's Cos., Inc. 3.70%, 04/15/2046	273,342
	285,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	282,862

			9,259,064

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Semiconductors - 0.5%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
$	5,555,000	3.00%, 01/15/2022(1)	$5,631,995
	1,965,000	3.63%, 01/15/2024(1)	2,029,513
	910,000	Intel Corp. 4.10%, 05/19/2046	969,072
	1,605,000	Lam Research Corp. 2.80%, 06/15/2021	1,622,627
	350,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	371,000
	211,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	231,045

			10,855,252

		Software - 0.3%
		First Data Corp.
	280,000	5.00%, 01/15/2024(1)	290,850
	245,000	5.38%, 08/15/2023(1)	255,106
		Microsoft Corp.
	1,010,000	3.30%, 02/06/2027	1,045,086
	1,720,000	3.70%, 08/08/2046	1,726,890
	1,570,000	3.95%, 08/08/2056	1,611,056
		MSCI, Inc.
	360,000	5.25%, 11/15/2024(1)	380,700
	115,000	5.75%, 08/15/2025(1)	124,200
		Open Text Corp.
	170,000	5.63%, 01/15/2023(1)	177,225
	215,000	5.88%, 06/01/2026(1)	233,006

			5,844,119

		Telecommunications - 1.7%
	340,000	Altice Financing S.A. 6.63%, 02/15/2023(1)	358,394
		AT&T, Inc.
	3,415,000	3.40%, 08/14/2024	3,412,237
	2,710,000	3.60%, 02/17/2023	2,806,017
	1,545,000	3.80%, 03/15/2022	1,628,584
	4,390,000	3.90%, 08/14/2027	4,372,440
	835,000	4.50%, 05/15/2035	813,900
	2,790,000	4.75%, 05/15/2046	2,631,738
	5,670,000	5.15%, 02/14/2050	5,589,366
	155,000	5.80%, 02/15/2019	162,468
	4,500,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	4,457,025
		Nokia Oyj
	1,770,000	4.38%, 06/12/2027	1,770,000
	455,000	6.63%, 05/15/2039	519,396
	380,000	Sprint Communications, Inc. 7.00%, 03/01/2020(1)	412,300
	385,000	Sprint Corp. 7.13%, 06/15/2024	416,162
	1,155,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	1,171,748
		Telecom Italia Capital S.A.
	185,000	6.00%, 09/30/2034	207,261
	215,000	7.72%, 06/04/2038	278,156
		Verizon Communications, Inc.
	1,971,000	4.27%, 01/15/2036	1,933,336
	465,000	4.40%, 11/01/2034	468,068
	1,150,000	4.50%, 08/10/2033	1,184,037
	2,568,000	4.52%, 09/15/2048	2,453,467

The accompanying notes are an integral part of these financial statements.

210

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Telecommunications - 1.7% - (continued)
$	1,700,000	4.81%, 03/15/2039	$1,746,376

			38,792,476

		Transportation - 0.3%
	725,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	893,375
	2,790,000	CSX Corp. 3.25%, 06/01/2027	2,794,884
		FedEx Corp.
	45,000	4.40%, 01/15/2047	46,804
	1,205,000	4.55%, 04/01/2046	1,283,207
	620,000	4.75%, 11/15/2045	676,066
	1,535,000	Norfolk Southern Corp. 2.90%, 06/15/2026	1,519,256

			7,213,592

		Total Corporate Bonds (cost $540,711,653)	$553,226,784

FOREIGN GOVERNMENT OBLIGATIONS - 2.5%
		Argentina - 0.7%
		Argentina Treasury Bill
	524,994	2.53%, 11/10/2017(10)	$524,644
	535,096	2.69%, 11/24/2017(10)	534,117
	1,240,416	2.78%, 01/26/2018(10)	1,231,508
	5,936,711	3.07%, 06/15/2018(10)	5,816,849
	3,101,905	3.07%, 12/15/2017(10)	3,090,940
	1,762,002	3.15%, 05/24/2018(10)	1,729,937
	3,127,782	3.31%, 04/27/2018(10)	3,079,136

			16,007,131

		Italy - 0.3%
		Italy Buoni Poliennali Del Tesoro
EUR	1,900,000	0.75%, 01/15/2018	2,217,596
	2,225,000	3.50%, 11/01/2017	2,591,790
	2,210,000	4.50%, 02/01/2018	2,605,338

			7,414,724

		Mexico - 0.1%
$	2,556,000	Mexico Government International Bond 5.75%, 10/12/2110	2,677,410

		Oman - 0.3%
		Oman Government International Bond
	1,980,000	5.38%, 03/08/2027(1)	2,032,244
	3,400,000	6.50%, 03/08/2047(1)	3,499,253

			5,531,497

		Qatar - 0.1%
	3,000,000	Qatar Government International Bond 5.25%, 01/20/2020(1)	3,172,500

		Saudi Arabia - 0.3%
	5,630,000	Saudi Government International Bond 4.63%, 10/04/2047(1)	5,762,170

		Spain - 0.3%
EUR	900,000	Fondo de Amortizacion del Deficit Electrico 4.88%, 12/17/2017	1,050,996
		Instituto de Credito Oficial
	1,105,000	0.50%, 12/15/2017(8)	1,288,284
GBP	460,000	1.88%, 12/15/2017(8)	611,368

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.5% - (continued)
		Spain - 0.3% - (continued)
EUR	1,435,000	Spain Government Bond 4.50%, 01/31/2018	$1,691,618
	1,295,000	Spain Letras del Tesoro 0.00%, 01/19/2018(7)	1,509,908

			6,152,174

		United Arab Emirates - 0.4%
		Abu Dhabi Government International Bond
$	2,330,000	2.50%, 10/11/2022(1)	2,314,855
	6,770,000	4.13%, 10/11/2047(1)	6,709,070

			9,023,925

		Total Foreign Government Obligations (cost $55,566,612)	$55,741,531

MUNICIPAL BONDS - 1.4%
		Development - 0.1%
		California State, GO Taxable
	685,000	7.60%, 11/01/2040	$1,074,977
	80,000	7.63%, 03/01/2040	123,059

			1,198,036

		General - 0.3%
	2,705,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	3,592,240
		Puerto Rico Commonwealth Government Employees Retirement System
	5,400,000	6.15%, 07/01/2038	1,498,500
	2,820,000	6.30%, 07/01/2043	782,550

			5,873,290

		General Obligation - 1.0%
		California State, GO Taxable
	3,480,000	7.35%, 11/01/2039	5,152,279
	3,190,000	7.55%, 04/01/2039	4,917,640
		City of Chicago, IL, GO
	2,170,000	7.05%, 01/01/2029	2,405,011
	1,870,000	7.38%, 01/01/2033	2,161,533
		Illinois State, GO
	350,000	5.16%, 02/01/2018	352,503
	2,055,000	5.38%, 07/01/2018	2,093,490
	4,540,000	5.67%, 03/01/2018	4,591,075
	1,380,000	5.88%, 03/01/2019	1,429,087

			23,102,618

		Utility - Electric - 0.0%
	360,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	455,789

		Total Municipal Bonds (cost $31,154,076)	$30,629,733

SENIOR FLOATING RATE INTERESTS - 2.4%(11)
		Advertising - 0.0%
	470,456	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 09/26/2021	$414,001

		Aerospace/Defense - 0.0%
	616,370	TransDigm, Inc. 4.27%, 05/14/2022	618,860

		Agriculture - 0.0%
	287,622	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 8.49%, 11/15/2021	266,769

The accompanying notes are an integral part of these financial statements.

211

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(11) - (continued)
		Auto Manufacturers - 0.0%
$	603,677	Jaguar Holding Co. 3 mo. USD LIBOR + 2.750%, 4.04%, 08/18/2022	$606,883

		Auto Parts & Equipment - 0.0%
	430,000	USI, Inc. 3 mo. USD LIBOR + 3.000%, 4.31%, 05/16/2024	430,894

		Biotechnology - 0.0%
	527,997	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/15/2022	527,997

		Chemicals - 0.1%
	245,000	Avantor, Inc. 0.00%, 09/07/2024(12)	246,269
	585,330	Chemours Co. 1 mo. USD LIBOR + 2.500%, 3.75%, 05/12/2022	589,966
	395,000	Diamond (BC) B.V. 3 mo. USD LIBOR + 3.000%, 4.32%, 09/06/2024	396,552
	160,000	H.B. Fuller Co. 1 mo. USD LIBOR + 2.250%, 3.49%, 10/12/2024	160,867

			1,393,654

		Coal - 0.1%
	306,983	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 4.250%, 5.49%, 08/04/2020	225,786
	830,825	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 7.08%, 03/28/2022	782,222

			1,008,008

		Commercial Services - 0.2%
	215,000	Ascend Learning LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 07/12/2024	216,703
	430,661	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.500%, 4.74%, 10/03/2023	433,533
	153,685	Capital Automotive L.P. 1 mo. USD LIBOR + 6.000%, 7.25%, 03/24/2025	157,527
	921,541	PSAV Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 04/27/2024	927,300
	471,438	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 11/15/2023	473,531
EUR	230,000	Techem GmbH 0.00%, 07/31/2024(12)	269,558
$	887,775	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/01/2024	890,367
	397,000	Xerox Business Services LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 12/07/2023	400,228

			3,768,747

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(11) - (continued)
		Distribution/Wholesale - 0.1%
$	999,913	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/31/2023	$1,005,642
	635,260	Univar, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 07/01/2022	638,436

			1,644,078

		Diversified Financial Services - 0.0%
	497,500	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 4.08%, 04/04/2024	499,679
	263,013	RP Crown Parent LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 10/12/2023	264,109
	200,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2025	200,778

			964,566

		Electric - 0.0%
	330,000	Chief Exploration & Development LLC 3 mo. USD LIBOR + 6.500%, 7.96%, 05/16/2021	322,301
	223,458	Helix Gen Funding LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 06/02/2024	225,717
	593,649	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 02/21/2021	450,325

			998,343

		Energy-Alternate Sources - 0.0%
	245,000	BCP Renaissance Parent LLC 0.00%, 10/31/2024(12)	247,680

		Engineering & Construction - 0.0%
	648,375	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 5.62%, 06/21/2024	652,337

		Entertainment - 0.0%
	200,000	Scientific Games International, Inc. 2 mo. USD LIBOR + 3.250%, 4.52%, 08/14/2024	202,222

		Food - 0.1%
	555,379	Hostess Brands LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 08/03/2022	558,156
	678,300	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 05/24/2024	681,569

			1,239,725

		Healthcare-Products - 0.1%
	294,005	Air Medical Group Holdings, Inc. 1 mo. USD LIBOR + 4.000%, 5.24%, 04/28/2022	295,107
	438,047	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	440,307

The accompanying notes are an integral part of these financial statements.

212

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(11) - (continued)
		Healthcare-Products - 0.1% - (continued)
$	284,288	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 4.58%, 02/02/2024	$283,861
	240,000	Parexel International Corp. 0.00%, 09/27/2024(12)	242,143
	222,750	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 09/07/2023	191,844

			1,453,262

		Healthcare-Services - 0.1%
	184,300	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 5.57%, 07/01/2021	153,890
	137,091	Community Health Systems, Inc. 3 mo. USD LIBOR + 2.750%, 4.07%, 12/31/2019	133,797
	740,132	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.000%, 4.25%, 12/01/2023	742,908
	962,279	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 06/07/2023	971,218
	284,686	Opal Acquisition, Inc. 3 mo. USD LIBOR + 4.000%, 5.33%, 11/27/2020	273,096
	819,395	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 5.58%, 12/31/2022	790,864

			3,065,773

		Household Products/Wares - 0.0%
	335,000	Galleria Co. 1 mo. USD LIBOR + 3.000%, 4.25%, 09/29/2023	334,163

		Insurance - 0.2%
		Asurion LLC
	1,167,943	1 mo. USD LIBOR + 2.750%, 3.99%,08/04/2022	1,176,516
	215,000	1 mo. USD LIBOR + 6.000%, 7.24%,08/04/2025	221,854
	380,806	Evertec Group LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 04/17/2020	366,526
	138,920	HUB International Ltd. 3 mo. USD LIBOR + 3.000%, 4.31%, 10/02/2020	139,951
		Sedgwick Claims Management Services, Inc.
	814,802	1 mo. USD LIBOR + 2.750%, 3.99%,03/01/2021	818,370
	580,000	1 mo. USD LIBOR + 5.750%, 6.99%,02/28/2022	585,075

			3,308,292

		Internet - 0.0%
	308,556	Lands' End, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 04/04/2021	257,259

		Leisure Time - 0.1%
	426,613	Caesars Resort Collection LLC 0.00%, 09/27/2024(12)	429,203

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(11) - (continued)
		Leisure Time - 0.1% - (continued)
$	1,125,000	Delta 2 (LUX) S.a.r.l. 1 mo. USD LIBOR + 3.000%, 4.24%, 02/01/2024	$1,133,201
	740,000	Golden Entertainment, Inc. 0.00%, 08/15/2024(12)	740,311

			2,302,715

		Lodging - 0.1%
	607,956	Boyd Gaming Corp. 1 Week USD LIBOR + 2.500%, 3.70%, 09/15/2023	611,379
	615,000	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/06/2024	615,387
	324,159	Caesars Growth Properties Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/08/2021	324,227

			1,550,993

		Machinery-Diversified - 0.0%
	668,423	Gates Global LLC 3 mo. USD LIBOR + 3.250%, 4.58%, 04/01/2024	672,687

		Media - 0.1%
	185,000	Altice Financing S.A. 0.00%, 01/05/2026(12)	185,000
	1,321,350	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 3.25%, 07/01/2020	1,327,217
	287,614	Lumos Networks Operating Co. 0.00%, 10/16/2024(12)	288,251
	541,905	Numericable Group S.A. 0.00%, 01/31/2026(12)	542,030
	655,000	UPC Financing Partnership 0.00%, 01/15/2026(12)	656,912

			2,999,410

		Metal Fabricate/Hardware - 0.0%
	540,843	Rexnord LLC 3 mo. USD LIBOR + 2.750%, 4.09%, 08/21/2023	543,888

		Oil & Gas - 0.1%
	214,463	BCP Raptor LLC 1 Week USD LIBOR + 4.250%, 5.52%, 06/24/2024	216,674
	485,000	California Resources Corp. 1 mo. USD LIBOR + 10.375%, 11.61%, 12/31/2021	519,352
	380,000	Chesapeake Energy Corp. 3 mo. USD LIBOR + 7.500%, 8.81%, 08/23/2021	407,235
	646,774	Fieldwood Energy LLC 3 mo. USD LIBOR + 2.875%, 4.21%, 09/28/2018	615,244
	241,402	Peabody Energy Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 03/31/2022	242,986
	110,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 5.33%, 09/27/2024	111,402

			2,112,893

The accompanying notes are an integral part of these financial statements.

213

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(11) - (continued)
		Packaging & Containers - 0.1%
		Berry Plastics Group, Inc.
$	816,429	1 mo. USD LIBOR + 2.250%, 3.49%, 02/08/2020	$820,307
	390,574	1 mo. USD LIBOR + 2.250%, 3.49%, 10/01/2022	392,257
	407,950	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 4.34%, 12/29/2023	410,691
	143,913	Proampac PG Borrower LLC 1 mo. USD LIBOR + 4.000%, 5.30%, 11/18/2023	144,992
	1,122,127	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/05/2023	1,128,434

			2,896,681

		Pharmaceuticals - 0.1%
	703,238	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. USD LIBOR + 4.250%, 5.50%, 04/29/2024	712,380
	389,637	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 4.750%, 5.99%, 04/01/2022	398,162

			1,110,542

		Pipelines - 0.0%
	353,350	Philadelphia Energy Solutions LLC 3 mo. USD LIBOR + 5.000%, 6.33%, 04/04/2018	263,836

		Real Estate - 0.1%
		DTZ U.S. Borrower LLC
	1,058,855	3 mo. USD LIBOR + 3.250%, 4.59%, 11/04/2021	1,064,647
	20,000	3 mo. USD LIBOR + 8.250%, 9.63%, 11/04/2022	20,300
	759,149	VICI Properties 1 LLC 3 mo. USD LIBOR + 3.500%, 4.75%, 10/14/2022	759,688

			1,844,635

		Retail - 0.2%
		Albertsons LLC
	780,347	1 mo. USD LIBOR + 2.750%, 3.99%, 08/25/2021	755,782
	356,413	3 mo. USD LIBOR + 3.000%, 4.33%, 12/21/2022	344,791
	595,000	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 6.24%, 09/25/2024	577,275
	913,725	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 08/18/2023	918,805
	663,463	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 10/25/2020	520,155
	115,000	Rite Aid Corp. 1 mo. USD LIBOR + 4.750%, 6.00%, 08/21/2020	115,575
	495,000	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 5.31%, 09/12/2024	465,176

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(11) - (continued)
		Retail - 0.2% - (continued)
$	443,856	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.750%, 4.00%, 06/27/2023	$447,278

			4,144,837

		Software - 0.3%
	485,000	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 4.82%, 06/13/2024	483,040
	646,750	Change Healthcare Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2024	650,165
	155,341	Epicor Software Corp. 1 mo. USD LIBOR + 3.750%, 5.00%, 06/01/2022	156,151
	2,211,197	First Data Corp. 1 mo. USD LIBOR + 2.500%, 3.74%, 04/26/2024	2,219,887
	552,136	Hyland Software, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 07/01/2022	557,199
	738,820	Infor U.S., Inc. 3 mo. USD LIBOR + 2.750%, 4.08%, 02/01/2022	739,588
	1,762,688	WEX, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2023	1,781,266

			6,587,296

		Telecommunications - 0.2%
	615,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/22/2024	617,085
	510,586	LTS Buyer LLC PRIME + 2.250%, 6.50%, 04/13/2020	511,546
	1,412,900	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 3.75%, 02/02/2024	1,417,605
	395,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 09/30/2025	394,664
	743,966	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/15/2024	741,176
	318,158	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	319,370

			4,001,446

		Trucking & Leasing - 0.0%
	457,538	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/03/2022	460,882

		Total Senior Floating Rate Interests (cost $55,315,497)	$54,896,254

The accompanying notes are an integral part of these financial statements.

214

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.6%
		FHLMC - 14.5%
$	119,121	0.00%, 11/15/2036(7)(13)	$111,334
	23,924,659	0.17%, 10/25/2020(3)(4)(6)	116,587
	18,333,423	0.61%, 03/25/2027(3)(4)(6)	887,805
	12,632,441	1.96%, 08/25/2018(3)(4)(6)	112,411
	1,412,313	2.50%, 12/15/2026(6)	76,127
	1,289,059	2.50%, 03/15/2028(6)	105,730
	970,519	2.50%, 05/15/2028(6)	80,263
	2,944,149	3.00%, 03/15/2028(6)	254,382
	1,574,486	3.00%, 08/01/2029	1,617,300
	1,324,799	3.00%, 05/15/2032(6)	110,174
	7,090,000	3.00%, 11/01/2032(5)(14)	7,265,336
	754,005	3.00%, 03/15/2033(6)	95,449
	5,158,311	3.00%, 11/01/2036	5,241,947
	4,446,005	3.00%, 01/01/2037	4,518,087
	2,704,088	3.00%, 06/15/2041	2,753,634
	6,028,746	3.00%, 07/15/2041	6,138,310
	8,154,156	3.00%, 11/01/2046	8,181,079
	42,201,593	3.00%, 12/01/2046	42,305,219
	4,900,000	3.00%, 11/01/2047(5)(14)	4,904,211
	2,700,000	3.43%, 01/25/2027(3)(4)	2,831,618
	1,650,306	3.50%, 06/15/2026(6)	131,048
	552,715	3.50%, 09/15/2026(6)	53,639
	967,794	3.50%, 03/15/2027(6)	89,236
	4,400,000	3.50%, 11/01/2032(5)(14)	4,580,039
	3,077,563	3.50%, 08/01/2034	3,205,928
	3,868,544	3.50%, 03/15/2041(6)	480,374
	1,286,417	3.50%, 06/01/2046	1,323,348
	6,998,411	3.50%, 08/01/2047	7,199,321
	84,230,000	3.50%, 11/01/2047(5)(14)	86,589,097
	21,500,000	3.50%, 12/01/2047(5)(14)	22,062,275
	3,108,839	4.00%, 08/01/2025	3,267,967
	558,547	4.00%, 08/15/2026(6)	54,139
	3,244,009	4.00%, 07/15/2027(6)	331,991
	4,104,418	4.00%, 03/15/2028(6)	412,028
	905,887	4.00%, 06/15/2028(6)	100,034
	2,907,634	4.00%, 05/01/2042	3,062,722
	791,717	4.00%, 08/01/2042	836,890
	1,170,884	4.00%, 09/01/2042	1,237,694
	259,230	4.00%, 07/01/2044	272,463
	1,300,540	4.00%, 02/01/2046	1,365,116
	6,438,016	4.00%, 09/01/2047	6,761,168
	21,320,000	4.00%, 11/01/2047(5)(14)	22,374,340
	8,900,000	4.00%, 12/01/2047(5)(14)	9,324,488
	528,932	4.50%, 02/01/2039	565,527
	1,017,670	4.50%, 03/15/2041	1,139,022
	5,449,504	4.50%, 05/01/2042	5,840,382
	842,922	4.50%, 09/01/2044	900,212
	37,950,000	4.50%, 11/01/2047(5)(14)	40,541,272
	2,286,699	4.75%, 07/15/2039	2,493,076
	1,190,680	5.00%, 09/15/2033(6)	250,842
	5,825,000	5.00%, 11/01/2047(5)(14)	6,303,401
	1,063,978	5.50%, 04/15/2036(6)	214,552
	11,750	5.50%, 11/01/2037	13,048
	1,317	5.50%, 02/01/2038	1,472
	54,571	5.50%, 04/01/2038	60,663
	50,338	5.50%, 06/01/2038	55,923
	2,904,467	5.50%, 08/01/2038	3,229,625
	148,195	5.50%, 05/01/2040	164,754
	612,484	5.50%, 08/01/2040	680,755
	570,482	5.50%, 06/01/2041	634,375

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.6% - (continued)
		FHLMC - 14.5% - (continued)
$	234,116	6.00%, 01/01/2023	$248,454
	59,546	6.00%, 11/01/2032	67,098
	137,179	6.00%, 11/01/2033	155,495
	113,117	6.00%, 02/01/2034	128,221
	170,522	6.00%, 07/01/2034	193,296
	56,405	6.00%, 08/01/2034	63,938
	69,605	6.00%, 09/01/2034	78,618
	36,088	6.00%, 01/01/2035	40,514
	45,111	6.00%, 03/01/2035	51,134
	47,552	6.00%, 05/01/2038	53,384
	322,227	6.00%, 06/01/2038	365,637
	735,064	6.00%, 05/15/2039	823,519
	785,435	6.50%, 07/15/2036	873,896

			329,054,453

		FNMA - 20.2%
$	125,748	0.00%, 03/25/2036(7)(13)	106,156
	1,041,058	0.00%, 06/25/2036(7)(13)	908,605
	3,550,539	1.62%, 04/25/2055(3)(4)(6)	186,037
	3,981,183	1.75%, 05/25/2046(3)(4)(6)	189,020
	3,678,602	1.86%, 08/25/2044(3)(4)(6)	176,959
	2,992,128	1.90%, 06/25/2055(3)(4)(6)	158,219
	2,182,407	2.00%, 09/25/2039	2,108,810
	820,182	2.50%, 06/25/2028(6)	64,692
	35,500,000	2.50%, 11/01/2032(5)(14)	35,660,858
	502,749	2.50%, 01/01/2043	487,711
	2,580,147	2.50%, 02/01/2043	2,503,027
	1,993,536	2.50%, 03/01/2043	1,933,889
	1,226,113	2.50%, 04/01/2043	1,189,449
	480,578	2.50%, 06/01/2043	465,791
	824,762	2.50%, 08/01/2043	799,264
	27,451	2.50%, 06/01/2046	26,519
	847,079	2.50%, 10/01/2046	818,306
	31,112,950	2.50%, 11/01/2046	30,056,172
	14,617,773	2.50%, 12/01/2046	14,121,241
	8,787,185	2.50%, 01/01/2047	8,488,866
	900,000	2.50%, 11/01/2047(5)(14)	868,877
	4,225,000	2.65%, 06/01/2025	4,243,851
	2,158,491	2.82%, 07/01/2025	2,192,138
	1,850,000	2.84%, 12/01/2025	1,858,604
	3,900,000	2.93%, 01/01/2027	3,932,386
	2,460,915	3.00%, 02/25/2027(6)	201,507
	782,535	3.00%, 09/25/2027(6)	81,357
	5,064,880	3.00%, 01/25/2028(6)	458,062
	2,227,578	3.00%, 02/25/2028(6)	203,947
	2,301,194	3.00%, 04/25/2028(6)	216,893
	1,128,433	3.00%, 01/01/2030	1,158,499
	27,715,465	3.00%, 06/01/2032	28,415,206
	27,848,793	3.00%, 07/01/2032	28,551,901
	5,519,000	3.00%, 11/01/2032(5)(14)	5,655,250
	4,485,975	3.00%, 03/01/2037	4,560,145
	61,800,000	3.00%, 11/01/2047(5)(14)	61,833,798
	1,503,636	3.02%, 03/01/2027	1,525,645
	7,175,317	3.11%, 04/01/2027	7,312,562
	2,600,000	3.12%, 08/01/2027	2,652,881
	3,041,664	3.15%, 04/01/2027	3,109,885
	2,315,000	3.16%, 04/01/2027	2,366,067
	2,515,591	3.21%, 01/01/2027	2,583,053
	257,664	3.24%, 12/01/2026	265,242
	95,000	3.29%, 06/01/2029	97,695

The accompanying notes are an integral part of these financial statements.

215

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.6% - (continued)
		FNMA - 20.2% - (continued)
$	666,320	3.30%, 12/01/2026	$691,267
	555,537	3.41%, 11/01/2024	583,084
	2,478,402	3.50%, 05/25/2027(6)	260,953
	1,455,857	3.50%, 10/25/2027(6)	156,354
	1,311,756	3.50%, 05/25/2030(6)	164,738
	511,643	3.50%, 08/25/2030(6)	56,835
	1,252,179	3.50%, 02/25/2031(6)	112,712
	3,990,000	3.50%, 11/01/2032(5)(14)	4,144,924
	934,565	3.50%, 09/25/2035(6)	144,562
	1,861,783	3.50%, 10/01/2044	1,926,350
	2,037,471	3.50%, 02/01/2045	2,095,952
	3,755,470	3.50%, 01/01/2046	3,863,263
	4,706,715	3.50%, 02/01/2046	4,841,811
	3,869,106	3.50%, 09/01/2046	3,980,159
	1,661,266	3.50%, 10/01/2046	1,708,949
	786,523	3.50%, 10/25/2046(6)	180,701
	1,332,079	3.50%, 11/01/2046	1,378,585
	44,800,000	3.50%, 11/01/2047(5)(14)	46,054,749
	5,750,000	3.77%, 12/01/2025	6,137,646
	140,000	3.86%, 12/01/2025	150,345
	230,432	3.87%, 10/01/2025	248,330
	304,037	3.89%, 05/01/2030	327,600
	133,287	3.96%, 05/01/2034	143,169
	83,339	3.97%, 05/01/2029	90,008
	878,746	4.00%, 06/01/2025	923,879
	3,559,262	4.00%, 05/25/2027(6)	344,443
	3,634,174	4.00%, 10/01/2040	3,830,905
	1,545,382	4.00%, 11/01/2040	1,629,599
	1,130,163	4.00%, 12/01/2040	1,191,386
	557,140	4.00%, 02/01/2041	587,634
	1,283,266	4.00%, 03/01/2041	1,352,358
	605,152	4.00%, 03/25/2042(6)	86,490
	3,690,780	4.00%, 05/25/2042(6)	515,756
	509,859	4.00%, 08/01/2042	537,349
	1,192,258	4.00%, 09/01/2042	1,256,662
	346,101	4.00%, 11/25/2042(6)	48,599
	296,643	4.00%, 03/01/2045	311,576
	1,372,939	4.00%, 07/01/2045	1,456,881
	657,360	4.00%, 05/01/2046	690,266
	1,407,075	4.00%, 06/01/2046	1,477,528
	1,522,705	4.00%, 04/01/2047	1,615,360
	32,130,000	4.00%, 11/01/2047(5)(14)	33,723,950
	35,300,000	4.00%, 12/01/2047(5)(14)	36,995,366
	192,005	4.06%, 10/01/2028	209,098
	471,450	4.50%, 08/01/2024	493,838
	41,566	4.50%, 04/01/2025	43,384
	719,683	4.50%, 07/25/2027(6)	78,503
	1,038,949	4.50%, 09/01/2035	1,115,224
	271,735	4.50%, 08/01/2040	294,122
	3,087,277	4.50%, 10/01/2040	3,319,238
	1,414,752	4.50%, 10/01/2041	1,523,556
	1,213,253	4.50%, 09/01/2043	1,303,557
	1,200,000	4.50%, 11/01/2047(5)(14)	1,283,063
	2,158	5.00%, 04/01/2018	2,193
	5,617	5.00%, 05/01/2018	5,708
	37,848	5.00%, 06/01/2018	38,461
	3,647	5.00%, 07/01/2018	3,706
	26,576	5.00%, 12/01/2019	27,212
	179,695	5.00%, 01/01/2022	183,666
	357,434	5.00%, 04/25/2038	381,966

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.6% - (continued)
		FNMA - 20.2% - (continued)
$	3,100,000	5.00%, 11/01/2047(5)(14)	$3,365,161
	405,543	5.46%, 05/25/2042(3)(4)(6)	44,915
	1,075	5.50%, 11/01/2018	1,079
	36,979	5.50%, 08/01/2019	37,587
	35,312	5.50%, 09/01/2019	35,868
	40,589	5.50%, 10/01/2019	41,275
	7,482	5.50%, 05/01/2020	7,668
	416,827	5.50%, 06/01/2022	438,251
	193,565	5.50%, 06/01/2033	216,620
	760,786	5.50%, 07/01/2033	849,503
	60,017	5.50%, 08/01/2033	66,860
	2,683,390	5.50%, 11/01/2035	2,999,619
	668,770	5.50%, 04/01/2036	746,376
	557,615	5.50%, 04/25/2037	612,534
	1,134,630	5.50%, 11/01/2037	1,264,621
	1,445,084	5.50%, 06/25/2042(6)	315,083
	15,871	6.00%, 11/01/2031	17,791
	187,839	6.00%, 12/01/2032	214,514
	257,736	6.00%, 03/01/2033	292,992
	624,722	6.00%, 02/01/2037	707,581
	410,559	6.00%, 12/01/2037	462,406
	194,925	6.00%, 03/01/2038	218,514
	188,108	6.00%, 10/01/2038	212,431
	2,055,206	6.00%, 09/25/2047(6)	516,355
	2,376	7.50%, 12/01/2029	2,493
	14,925	7.50%, 03/01/2030	17,645
	24,337	7.50%, 09/01/2031	25,855

			456,852,167

		GNMA - 11.9%
$	1,365,000	2.00%, 10/20/2042	1,058,588
	2,199,205	2.50%, 12/16/2039	2,207,769
	1,132,013	3.00%, 09/20/2028(6)	103,482
	225,036	3.00%, 11/15/2042	228,545
	623,712	3.00%, 02/16/2043(6)	111,111
	208,192	3.00%, 06/15/2043	211,189
	175,861	3.00%, 07/15/2043	179,185
	225,726	3.00%, 10/15/2044	228,576
	267,052	3.00%, 02/15/2045	270,424
	153,762	3.00%, 03/15/2045	155,704
	779,517	3.00%, 04/15/2045	789,361
	184,164	3.00%, 06/15/2045	186,489
	7,013,099	3.00%, 07/15/2045	7,101,668
	936,620	3.00%, 05/20/2047	877,189
	1,378,437	3.00%, 09/20/2047	1,264,434
	26,425,000	3.00%, 11/01/2047(5)(14)	26,737,764
	493,818	3.50%, 02/16/2027(6)	47,729
	1,191,527	3.50%, 03/20/2027(6)	123,592
	1,156,954	3.50%, 07/20/2040(6)	131,010
	1,548,900	3.50%, 02/20/2041(6)	188,447
	2,624,458	3.50%, 04/20/2042(6)	335,489
	677,115	3.50%, 05/15/2042	707,284
	3,911,328	3.50%, 10/20/2042(6)	800,959
	1,584,066	3.50%, 12/15/2042	1,654,235
	1,298,475	3.50%, 03/15/2043	1,355,921
	1,296,269	3.50%, 04/15/2043	1,353,232
	4,328,474	3.50%, 05/15/2043	4,511,262
	506,533	3.50%, 05/20/2043(6)	93,489
	2,117,395	3.50%, 07/20/2043(6)	320,369
	11,446,342	3.50%, 08/20/2047	11,887,562

The accompanying notes are an integral part of these financial statements.

216

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.6% - (continued)
		GNMA - 11.9% - (continued)
$	6,982,202	3.50%, 09/20/2047	$7,251,343
	85,300,000	3.50%, 11/01/2047(5)(14)	88,495,415
	14,300,000	3.50%, 12/01/2047(5)(14)	14,811,671
	373,115	4.00%, 12/16/2026(6)	39,487
	4,780,990	4.00%, 05/20/2029(6)	502,461
	3,019,588	4.00%, 09/20/2040	3,209,816
	413,658	4.00%, 10/20/2040	436,270
	791,644	4.00%, 12/20/2040	841,917
	378,170	4.00%, 05/16/2042(6)	61,550
	722,626	4.00%, 03/20/2043(6)	164,417
	259,344	4.00%, 01/20/2044(6)	56,103
	2,417,617	4.00%, 03/20/2047(6)	469,272
	5,059,016	4.00%, 04/20/2047	5,325,641
	3,655,808	4.00%, 07/20/2047(6)	741,527
	5,125,000	4.00%, 10/20/2047	5,408,178
	27,455,000	4.00%, 11/01/2047(5)(14)	28,827,750
	13,700,000	4.00%, 12/01/2047(5)(14)	14,374,832
	50,772	4.50%, 07/15/2033	54,330
	124,342	4.50%, 05/15/2040	133,940
	563,396	4.50%, 06/15/2041	603,353
	1,966,870	4.50%, 06/20/2044	2,087,190
	1,690,712	4.50%, 10/20/2044	1,794,138
	1,121,329	4.50%, 04/20/2045(6)	249,782
	1,681,137	4.50%, 01/20/2046	1,783,978
	5,820,000	4.50%, 11/01/2047(5)(14)	6,169,200
	3,087,440	5.00%, 02/16/2040(6)	721,353
	1,071,684	5.00%, 06/15/2041	1,171,449
	1,487,851	5.00%, 10/16/2041(6)	254,390
	1,670,108	5.00%, 03/15/2044	1,825,315
	783,564	5.00%, 01/16/2047(6)	180,780
	5,200,000	5.00%, 12/20/2047	5,626,712
	613,469	5.50%, 05/15/2033	697,237
	47,352	5.50%, 06/15/2035	53,084
	95,581	5.50%, 04/15/2038	106,168
	2,329,171	5.50%, 03/20/2039(6)	523,834
	2,183,546	5.50%, 02/16/2047(6)	485,401
	1,316,156	5.50%, 02/20/2047(6)	293,566
	1,000,000	5.50%, 11/01/2047(5)(14)	1,106,200
	75,285	6.00%, 02/15/2029	84,642
	150,197	6.00%, 11/15/2032	170,374
	145,020	6.00%, 02/15/2033	163,045
	43,982	6.00%, 07/15/2033	49,457
	64,801	6.00%, 10/15/2034	72,855
	530,052	6.00%, 03/15/2036	601,139
	6,004	6.00%, 05/15/2036	6,804
	158,113	6.00%, 10/15/2036	178,876
	73,208	6.00%, 01/15/2037	82,934
	161,571	6.00%, 02/15/2037	182,916
	288,910	6.00%, 06/15/2037	326,216
	114,218	6.00%, 11/15/2037	128,492
	74,403	6.00%, 06/15/2038	84,504
	199,939	6.00%, 08/15/2038	224,790
	245,032	6.00%, 10/15/2038	275,488
	253,161	6.00%, 11/15/2038	287,576
	155,884	6.00%, 12/15/2038	176,729
	107,494	6.00%, 01/15/2039	120,855
	2,834	6.00%, 03/15/2039	3,187
	555,826	6.00%, 04/15/2039	624,910
	450,495	6.00%, 08/15/2039	506,487
	20,942	6.00%, 09/15/2039	23,545

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.6% - (continued)
		GNMA - 11.9% - (continued)
$	62,102	6.00%, 11/15/2039	$69,819
	29,740	6.00%, 06/15/2040	33,437
	2,733,032	6.00%, 09/20/2040(6)	658,893
	189,318	6.00%, 12/15/2040	212,866
	665,673	6.00%, 06/15/2041	748,410
	2,054,635	6.00%, 02/20/2046(6)	479,764
	15,403	6.50%, 09/15/2028	17,051
	2,628	6.50%, 10/15/2028	2,909
	5,139	6.50%, 12/15/2028	5,689
	55,377	6.50%, 05/15/2029	63,524
	89,151	6.50%, 08/15/2031	98,688
	4,534	6.50%, 09/15/2031	5,019
	58,362	6.50%, 10/15/2031	64,606
	166,439	6.50%, 11/15/2031	184,245
	37,740	6.50%, 01/15/2032	41,778
	27,146	6.50%, 03/15/2032	30,172
	7,469	6.50%, 04/15/2032	8,268
	26,438	6.50%, 07/15/2032	29,267

			269,291,334

		Total U.S. Government Agencies (cost $1,055,851,614)	$1,055,197,954

U.S. GOVERNMENT SECURITIES - 15.1%
		U.S. Treasury Securities - 15.1%
		U.S. Treasury Bonds - 5.7%
$	16,530,000	2.50%, 02/15/2045	$15,376,774
	7,800,000	2.50%, 02/15/2046	7,232,977
	6,525,000	2.88%, 08/15/2045	6,534,941
	23,034,000	2.88%, 11/15/2046	23,034,000
	3,440,000	3.00%, 11/15/2044	3,533,794
	9,045,000	3.00%, 05/15/2045(15)	9,284,551
	8,485,000	3.00%, 11/15/2045	8,703,091
	31,854,000	3.13%, 08/15/2044(16)	33,505,182
	530,000	3.38%, 05/15/2044	582,482
	3,560,000	3.63%, 02/15/2044	4,078,425
	5,661,000	4.38%, 02/15/2038	7,166,914
	7,016,000	4.50%, 02/15/2036	8,982,399

			128,015,530

		U.S. Treasury Notes - 9.4%
	55,477,592	0.25%, 01/15/2025(17)	54,860,152
	91,000	1.50%, 12/31/2018	90,986
	15,355,000	1.50%, 03/31/2023	14,902,147
	27,615,000	1.63%, 11/30/2020	27,504,971
	28,095,000	1.63%, 02/15/2026(16)	26,623,305
	16,805,000	2.00%, 02/15/2023	16,751,172
	12,695,000	2.00%, 02/15/2025	12,474,325
	32,402,000	2.00%, 11/15/2026(16)	31,467,911
	18,380,000	2.13%, 05/15/2025(16)	18,194,046
	11,200,000	2.25%, 11/15/2025(16)	11,156,250

			214,025,265

			342,040,795

		Total U.S. Government Securities (cost $344,587,906)	$342,040,795

The accompanying notes are an integral part of these financial statements.

217

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.0%
		Consumer Services - 0.0%
	15,432	Caesars Entertainment Corp.*	$199,845

		Energy - 0.0%
	2,129	Ocean Rig UDW, Inc.*	57,015
	8,492	Templar Energy LLC Class A*	22,078

			79,093

		Utilities - 0.0%
	350,000	TCEH Corp.*(18)(19)(20)	—

		Total Common Stocks (cost $321,334)	$278,938

PREFERRED STOCKS - 0.0%
		Banks - 0.0%
	469	U.S. Bancorp Series A 3 mo. USD LIBOR + 1.020%, 3.50%(3)(9)	$417,762

		Diversified Financials - 0.0%
	20,000	Citigroup Capital 3 mo. USD LIBOR + 6.370%, 7.75%(3)	544,400

		Total Preferred Stocks (cost $889,590)	$962,162

		Total Long-Term Investments (cost $2,835,027,474)	$2,849,267,372

SHORT-TERM INVESTMENTS - 2.3%
		Commercial Paper - 0.1%
CAD	1,640,000	Royal Bank of Canada 1.17%, 11/20/2017(10)	$1,270,436
	2,745,000	Toronto Dominion Bank 1.25%, 11/06/2017(10)	2,127,372

			3,397,808

		Foreign Government Obligations - 0.8%
		Japan Treasury Discount Bill
JPY	304,000,000	0.15%, 12/18/2017(10)	2,674,119
	775,000,000	0.17%, 01/15/2018(10)	6,817,364
	320,000,000	0.18%, 01/22/2018(10)	2,815,088
	300,000,000	0.20%, 11/27/2017(10)	2,638,782
	307,000,000	0.21%, 11/20/2017(10)	2,700,271
SEK	4,000,000	Sweden Treasury Bill 0.69%, 01/17/2018(10)	478,695

			18,124,319

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.3% - (continued)
	Other Investment Pools & Funds - 1.4%
31,919,322	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(21)	$31,919,322

	Total Short-Term Investments (cost $54,073,471)	$53,441,449

Total Investments Excluding Purchased Options (cost $2,889,100,945)	128.1%	$2,902,708,821

Total Purchased Options (cost $4,093,200)	0.2%	$3,879,288

Total Investments (cost $2,893,194,145)	128.3%	$2,906,588,109
Other Assets and Liabilities	(28.3)%	(641,176,703)

Total Net Assets	100.0%	$2,265,411,406

The accompanying notes are an integral part of these financial statements.

218

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $734,576,688, which represented 32.4% of total net assets.

(2)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $620,218,918 at October 31, 2017.

(6)	Securities disclosed are interest-only strips.

(7)	Security is a zero-coupon bond.

(8)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $26,780,275, which represented 1.2% of total net assets.

(9)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(10)	The rate shown represents current yield to maturity.

(11)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(12)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(13)	Securities disclosed are principal-only strips.

(14)	Represents or includes a TBA transaction.

(15)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(17)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(18)	Investment valued using significant unobservable inputs.

(19)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(20)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

The accompanying notes are an integral part of these financial statements.

219

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

(21)	Current yield as of period end.

OTC Swaption Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Months USD LIBOR-BBA Interest Rate Swap Expiring 08/04/2057	BCLY	2.45%	Receive	08/02/27	USD	12,000,000	12,000,000	$1,658,587	$1,730,264	$(71,677)

Puts
3 Months USD LIBOR-BBA Interest Rate Swap Expiring 08/04/2057	BCLY	2.45%	Pay	08/02/27	USD	12,000,000	12,000,000	$2,220,701	$2,362,936	$(142,235)

Total purchased swaption contracts							24,000,000	$3,879,288	$4,093,200	$(213,912)

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	218	12/15/2017	$21,498,649	$148,379
U.S. 10-Year Ultra Future	412	12/19/2017	55,175,813	(824,015)
U.S. Treasury 2-Year Note Future	674	12/29/2017	145,152,219	(590,836)
U.S. Treasury 5-Year Note Future	1,592	12/29/2017	186,562,500	(1,568,179)
U.S. Treasury Long Bond Future	334	12/19/2017	50,924,563	(862,346)
U.S. Treasury Ultra Bond Future	115	12/19/2017	18,949,844	(156,971)

Total				$(3,853,968)

Short position contracts:
Euro-Bund Future	132	12/07/2017	$25,024,462	$(129,256)
Eurodollar 3-Month Future	422	09/17/2018	103,553,525	178,489
Long Gilt Future	303	12/27/2017	50,034,054	1,040,044
U.S. Treasury 10-Year Note Future	583	12/19/2017	72,838,563	(31,499)

Total				$1,057,778

Total futures contracts				$(2,796,190)

TBA Sale Commitments Outstanding at October 31, 2017
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$15,425,000	11/01/2047	$(15,438,256)	$6,025
FNMA, 2.50%	67,895,000	11/01/2032	(68,202,646)	115,755
FNMA, 2.50%	56,400,000	11/01/2047	(54,449,598)	117,402
FNMA, 3.00%	53,155,000	11/01/2047	(53,184,070)	(8,225)
FNMA, 4.00%	16,955,000	11/01/2047	(17,796,127)	3,311
FNMA, 4.50%	22,775,000	11/01/2047	(24,351,458)	52,623
FNMA, 5.50%	5,650,000	11/01/2047	(6,234,137)	16,176
GNMA II, 3.50%	19,700,000	11/01/2047	(20,437,980)	13,083
GNMA II, 4.00%	13,700,000	11/01/2047	(14,385,000)	1,070
GNMA II, 4.00%	29,400,000	12/01/2047	(30,848,180)	7,465

Total (proceeds receivable $305,652,137)			$(305,327,452)	$324,685

The accompanying notes are an integral part of these financial statements.

220

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

At October 31, 2017, the aggregate market value of TBA Sale Commitments represents (13.5)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.06	CSI	USD	7,557	(0.18%)	07/25/45	Monthly	$113	$—	$140	$27
ABX.HE.AAA.07	GSC	USD	170,801	(0.09%)	08/25/37	Monthly	37,226	—	12,794	(24,432)
ABX.HE.AAA.07	GSC	USD	748,109	(0.09%)	08/25/37	Monthly	163,889	—	56,039	(107,850)
ABX.HE.AAA.07	MSC	USD	1,622,610	(0.09%)	08/25/37	Monthly	16,040	—	(121,546)	(137,586)
ABX.HE.AAA.07	CSI	USD	1,622,611	(0.09%)	08/25/37	Monthly	408,722	—	121,545	(287,177)
ABX.HE.PENAAA.06	MSC	USD	329,154	(0.11%)	05/25/46	Monthly	36,957	—	30,410	(6,547)
ABX.HE.PENAAA.06	JPM	USD	1,087,697	(0.11%)	05/25/46	Monthly	121,836	—	100,487	(21,349)
ABX.HE.PENAAA.06	GSC	USD	877,521	(0.11%)	05/25/46	Monthly	219,380	—	81,070	(138,310)
CMBX.NA.A.7	MSC	USD	410,000	(2.00%)	01/17/47	Monthly	5,477	—	12,805	7,328
CMBX.NA.A.7	JPM	USD	1,235,000	(2.00%)	01/17/47	Monthly	46,822	—	38,569	(8,253)
CMBX.NA.A.9	DEUT	USD	165,000	(2.00%)	09/17/58	Monthly	3,896	—	5,736	1,840
CMBX.NA.A.9	MSC	USD	1,940,000	(2.00%)	09/17/58	Monthly	67,314	—	67,658	344
CMBX.NA.A.9	MSC	USD	1,170,000	(2.00%)	09/17/58	Monthly	51,216	—	40,805	(10,411)
CMBX.NA.A.9	DEUT	USD	760,000	(2.00%)	09/17/58	Monthly	38,006	—	26,463	(11,543)
CMBX.NA.AA.7	CSI	USD	870,000	(1.50%)	01/17/47	Monthly	—	(4,006)	394	4,400
CMBX.NA.AA.7	MSC	USD	1,475,000	(1.50%)	01/17/47	Monthly	16,938	—	730	(16,208)
CMBX.NA.AA.7	CSI	USD	1,070,000	(1.50%)	01/17/47	Monthly	32,701	—	485	(32,216)
CMBX.NA.AA.7	CSI	USD	1,850,000	(1.50%)	01/17/47	Monthly	56,539	—	838	(55,701)
CMBX.NA.AA.7	CSI	USD	1,850,000	(1.50%)	01/17/47	Monthly	56,539	—	838	(55,701)
CMBX.NA.AA.7	CSI	USD	2,140,000	(1.50%)	01/17/47	Monthly	65,402	—	970	(64,432)
CMBX.NA.AA.8	DEUT	USD	310,000	(1.50%)	10/17/57	Monthly	3,996	—	3,431	(565)
CMBX.NA.AA.8	MSC	USD	925,000	(1.50%)	10/17/57	Monthly	36,705	—	10,237	(26,468)
CMBX.NA.AAA.8	MSC	USD	1,410,000	(0.50%)	10/17/57	Monthly	12,350	—	(5,852)	(18,202)
CMBX.NA.AAA.9	CSI	USD	1,275,000	(0.50%)	09/17/58	Monthly	13,951	—	(1,517)	(15,468)
CMBX.NA.AAA.9	MSC	USD	1,420,000	(0.50%)	09/17/58	Monthly	20,329	—	(1,670)	(21,999)
CMBX.NA.AJ.4	CBK	USD	534,280	(0.96%)	02/17/51	Monthly	92,808	—	82,337	(10,471)
CMBX.NA.AS.7	GSC	USD	715,000	(1.00%)	01/17/47	Monthly	19,770	—	(7,523)	(27,293)
CMBX.NA.AS.7	CSI	USD	2,020,000	(1.00%)	01/17/47	Monthly	36,035	—	(21,309)	(57,344)
CMBX.NA.AS.8	DEUT	USD	245,000	(1.00%)	10/17/57	Monthly	—	(437)	(2,345)	(1,908)
CMBX.NA.AS.8	DEUT	USD	730,000	(1.00%)	10/17/57	Monthly	52,680	—	(6,988)	(59,668)
CMBX.NA.BB.8	JPM	USD	610,000	(5.00%)	10/17/57	Monthly	141,526	—	149,807	8,281
CMBX.NA.BB.8	JPM	USD	145,000	(5.00%)	10/17/57	Monthly	34,526	—	35,610	1,084
CMBX.NA.BB.8	JPM	USD	390,000	(5.00%)	10/17/57	Monthly	97,214	—	95,669	(1,545)
CMBX.NA.BB.9	CSI	USD	2,680,000	(5.00%)	09/17/58	Monthly	555,964	—	465,965	(89,999)
CMBX.NA.BBB.10	MSC	USD	815,000	(3.00%)	11/17/59	Monthly	52,758	—	85,715	32,957
CMBX.NA.BBB.10	MSC	USD	1,130,000	(3.00%)	11/17/59	Monthly	87,387	—	118,843	31,456
CMBX.NA.BBB.10	MSC	USD	830,000	(3.00%)	11/17/59	Monthly	80,753	—	87,292	6,539
CMBX.NA.BBB.10	DEUT	USD	235,000	(3.00%)	11/17/59	Monthly	22,373	—	24,676	2,303
CMBX.NA.BBB.7	CSI	USD	1,740,000	(3.00%)	01/17/47	Monthly	165,325	—	202,091	36,766
CMBX.NA.BBB.7	CSI	USD	1,490,000	(3.00%)	01/17/47	Monthly	141,571	—	173,054	31,483
CMBX.NA.BBB.7	MSC	USD	1,360,000	(3.00%)	01/17/47	Monthly	136,823	—	157,956	21,133
CMBX.NA.BBB.7	GSC	USD	495,000	(3.00%)	01/17/47	Monthly	41,774	—	57,491	15,717
CMBX.NA.BBB.7	MSC	USD	2,110,000	(3.00%)	01/17/47	Monthly	154,546	—	245,415	90,869
CMBX.NA.BBB.7	CSI	USD	2,070,000	(3.00%)	01/17/47	Monthly	173,065	—	240,418	67,353
CMBX.NA.BBB.7	GSC	USD	1,635,000	(3.00%)	01/17/47	Monthly	149,178	—	189,895	40,717
CMBX.NA.BBB.7	MSC	USD	820,000	(3.00%)	01/17/47	Monthly	66,490	—	95,238	28,748
CMBX.NA.BBB.7	DEUT	USD	655,000	(3.00%)	01/17/47	Monthly	53,598	—	76,074	22,476
CMBX.NA.BBB.7	CSI	USD	725,000	(3.00%)	01/17/47	Monthly	63,619	—	84,204	20,585
CMBX.NA.BBB.7	MSC	USD	615,000	(3.00%)	01/17/47	Monthly	58,439	—	71,428	12,989
CMBX.NA.BBB.7	DEUT	USD	625,000	(3.00%)	01/17/47	Monthly	76,011	—	72,590	(3,421)
CMBX.NA.BBB.9	MSC	USD	520,000	(3.00%)	09/17/58	Monthly	56,125	—	59,751	3,626
CMBX.NA.BBB.9	DEUT	USD	235,000	(3.00%)	09/17/58	Monthly	24,157	—	26,964	2,807
CMBX.NA.BBB.9	GSC	USD	1,450,000	(3.00%)	09/17/58	Monthly	164,584	—	166,615	2,031
CMBX.NA.BBB.9	JPM	USD	885,000	(3.00%)	09/17/58	Monthly	100,178	—	101,693	1,515

The accompanying notes are an integral part of these financial statements.

221

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Credit Default Swap Contracts Outstanding at October 31, 2017 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.BBB.9	MSC	USD	1,625,000	(3.00%)	09/17/58	Monthly	$191,829	$—	$186,452	$(5,377)
CMBX.NA.BBB.9	DEUT	USD	2,245,000	(3.00%)	09/17/58	Monthly	272,279	—	257,965	(14,314)
CMBX.NA.BBB.9	JPM	USD	2,425,000	(3.00%)	09/17/58	Monthly	299,269	—	278,648	(20,621)
CMBX.NA.BBB.9	MSC	USD	3,785,000	(0.50%)	09/17/58	Monthly	47,038	—	(4,451)	(51,489)
PrimeX.ARM.2	MSC	USD	206,968	(4.58%)	12/25/37	Monthly	—	(448)	(1,005)	(557)

Total							$5,242,036	$(4,891)	$4,328,094	$(909,051)

Sell protection:
ABX.HE.AAA.06	MSC	USD	6,905	0.18%	07/25/45	Monthly	$—	$—	$(128)	$(128)
ABX.HE.AAA.07	MSC	USD	170,801	0.09%	08/25/37	Monthly	1,688	—	(12,795)	(14,483)
ABX.HE.AAA.07	MSC	USD	749,210	0.09%	08/25/37	Monthly	7,395	—	(56,178)	(63,573)
ABX.HE.PENAAA.06	BCLY	USD	2,294,374	0.11%	05/25/46	Monthly	—	(62,267)	(211,973)	(149,706)
CMBX.NA.A.6	GSC	USD	1,210,000	2.00%	05/11/63	Monthly	15,795	—	(71,736)	(87,531)
CMBX.NA.AJ.4	GSC	USD	534,280	0.96%	02/17/51	Monthly	—	(90,231)	(82,367)	7,864
CMBX.NA.BB.6	GSC	USD	1,715,000	5.00%	05/11/63	Monthly	—	(312,543)	(448,879)	(136,336)
CMBX.NA.BB.6	GSC	USD	396,000	5.00%	05/11/63	Monthly	—	(45,408)	(103,648)	(58,240)
CMBX.NA.BB.6	CSI	USD	1,080,000	5.00%	05/11/63	Monthly	—	(210,583)	(282,676)	(72,093)
CMBX.NA.BB.6	CSI	USD	952,000	5.00%	05/11/63	Monthly	—	(173,012)	(249,173)	(76,161)
CMBX.NA.BB.6	CSI	USD	1,540,000	5.00%	05/11/63	Monthly	—	(308,817)	(403,503)	(94,686)
CMBX.NA.BB.6	CSI	USD	1,085,000	5.00%	05/11/63	Monthly	—	(159,202)	(284,286)	(125,084)
CMBX.NA.BB.6	CSI	USD	2,680,000	5.00%	05/11/63	Monthly	—	(556,835)	(702,200)	(145,365)
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(332,576)	(478,979)	(146,403)
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(332,576)	(478,979)	(146,403)
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(332,576)	(478,979)	(146,403)
CMBX.NA.BB.6	CSI	USD	1,835,000	5.00%	05/11/63	Monthly	—	(333,485)	(480,288)	(146,803)
CMBX.NA.BB.6	GSC	USD	1,635,000	5.00%	05/11/63	Monthly	—	(176,673)	(427,940)	(251,267)
CMBX.NA.BB.8	MSC	USD	3,099,000	5.00%	10/17/57	Monthly	—	(855,826)	(760,206)	95,620
CMBX.NA.BB.8	MSC	USD	1,485,000	5.00%	10/17/57	Monthly	—	(421,643)	(364,280)	57,363
CMBX.NA.BB.8	CSI	USD	1,675,000	5.00%	10/17/57	Monthly	—	(462,541)	(410,889)	51,652
CMBX.NA.BB.8	MSC	USD	1,270,000	5.00%	10/17/57	Monthly	—	(360,071)	(311,540)	48,531
CMBX.NA.BB.8	GSC	USD	1,625,000	5.00%	10/17/57	Monthly	—	(446,707)	(398,624)	48,083
CMBX.NA.BB.8	GSC	USD	890,000	5.00%	10/17/57	Monthly	—	(259,669)	(218,323)	41,346
CMBX.NA.BB.8	MLI	USD	885,000	5.00%	10/17/57	Monthly	—	(110,102)	(217,096)	(106,994)
CMBX.NA.BB.8	MLI	USD	905,000	5.00%	10/17/57	Monthly	—	(80,670)	(222,003)	(141,333)
CMBX.NA.BB.8	BOA	USD	1,100,000	5.00%	10/17/57	Monthly	—	(74,809)	(269,837)	(195,028)
CMBX.NA.BB.9	GSC	USD	885,000	5.00%	09/15/58	Monthly	—	(240,166)	(153,627)	86,539
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/15/58	Monthly	—	(119,404)	(76,379)	43,025
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/15/58	Monthly	—	(118,374)	(76,380)	41,994
CMBX.NA.BB.9	MLI	USD	440,000	5.00%	09/17/58	Monthly	—	(120,633)	(76,380)	44,253
CMBX.NA.BB.9	MLI	USD	435,000	5.00%	09/17/58	Monthly	—	(116,053)	(75,512)	40,541
CMBX.NA.BB.9	JPM	USD	40,000	5.00%	09/17/58	Monthly	—	(10,672)	(6,944)	3,728
CMBX.NA.BBB.6	MSC	USD	360,000	3.00%	05/11/63	Monthly	—	(31,331)	(60,020)	(28,689)
CMBX.NA.BBB.6	CSI	USD	815,000	3.00%	05/11/63	Monthly	—	(115,229)	(136,014)	(20,785)
CMBX.NA.BBB.6	DEUT	USD	2,225,000	3.00%	05/11/63	Monthly	—	(337,010)	(370,958)	(33,948)
CMBX.NA.BBB.6	CSI	USD	1,900,000	3.00%	05/11/63	Monthly	—	(278,482)	(316,772)	(38,290)
CMBX.NA.BBB.6	MSC	USD	3,725,000	3.00%	05/11/63	Monthly	—	(558,299)	(621,041)	(62,742)
CMBX.NA.BBB.6	GSC	USD	2,790,000	3.00%	05/11/63	Monthly	—	(313,929)	(465,388)	(151,459)
PrimeX.ARM.2(18)	JPM	USD	206,968	4.58%	12/25/37	Monthly	8,406	—	1,004	(7,402)

Total							$33,284	$(8,858,404)	$(10,861,916)	$(2,036,796)

Total traded indices							$5,275,320	$(8,863,295)	$(6,533,822)	$(2,945,847)

Credit default swaps on single-name issues:
Sell protection:
Russian Foreign Bond - Eurobond	MSC	USD	$5,730,000	1.00%	12/20/22	Quarterly	$—	$(94,891)	$(71,839)	$23,052

Total single-name issues							$—	$(94,891)	$(71,839)	$23,052

Total OTC contracts							$5,275,320	$(8,958,186)	$(6,605,661)	$(2,922,795)

The accompanying notes are an integral part of these financial statements.

222

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity		Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.29	USD	26,340,000	(5.00%)	12/20/22	Quarterly	$(2,178,628)	$(2,300,226)	$(121,598)

Total						$(2,178,628)	$(2,300,226)	$(121,598)

Credit default swaps on indices:
Sell protection:
CDX.EM.28	USD	23,060,000	1.00%	12/20/22	Quarterly	$(866,118)	$(765,052)	$101,066
CDX.NA.IG.29	USD	44,725,000	1.00%	12/20/22	Quarterly	962,049	1,068,426	106,377
CDX.NA.HY.29	USD	21,690,000	5.00%	12/20/22	Quarterly	1,634,682	1,893,216	258,534
ITRAXX.EUR.28	EUR	26,275,000	1.00%	12/20/22	Quarterly	689,173	807,132	117,959
ITRAXX.XOV.27	EUR	5,160,000	5.00%	06/20/22	Quarterly	671,103	$839,500	168,397
ITRAXX.XOVER.28	EUR	7,510,000	5.00%	12/20/22	Quarterly	1,045,376	1,159,039	113,663

Total						$4,136,265	$5,002,261	$865,996

Total						$1,957,637	$2,702,035	$744,398

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	1.00% Fixed	USD	6,875,000	09/29/26	Annual	$185,770	$—	$575,348	$389,578
12M Federal Funds Rate	1.62% Fixed	USD	10,705,000	11/14/26	Annual	—	—	276,253	276,253
3M USD LIBOR	2.00% Fixed	USD	12,225,000	03/21/23	Semi-Annual	62,665	—	90,621	27,956
3M USD LIBOR	2.14% Fixed	USD	5,800,000	05/15/24	Semi-Annual	—	—	7,916	7,916
3M USD LIBOR	2.20% Fixed	USD	5,775,000	05/15/24	Semi-Annual	—	—	(13,702)	(13,702)
3M USD LIBOR	2.20% Fixed	USD	5,795,000	05/15/24	Semi-Annual	—	—	(20,508)	(20,508)
3M USD LIBOR	2.28% Fixed	USD	17,400,000	07/14/27	Semi-Annual	—	—	(18,400)	(18,400)
3M USD LIBOR	2.69% Fixed	USD	4,850,000	11/15/43	Semi-Annual	—	—	(90,584)	(90,584)
3M USD LIBOR	2.55% Fixed	USD	1,500,000	08/03/47	Semi-Annual	—	—	6,785	6,785
3M USD LIBOR	2.75% Fixed	USD	15,675,000	12/20/47	Semi-Annual	—	(353,658)	(532,388)	(178,730)

Total						$248,435	$(353,658)	$281,341	$386,564

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,590,000	EGP	136,675	USD	GSC	03/06/18	$4,973	$—
5,697,000	EGP	307,116	USD	CBK	03/06/18	4,456	—
2,072,000	EGP	109,053	USD	GSC	03/06/18	4,266	—
16,290,000	EGP	829,852	USD	CBK	03/29/18	55,242	—
610,370	USD	780,000	AUD	SSG	11/20/17	13,525	—
441,388	USD	550,000	AUD	GSC	11/29/17	20,579	—
93,805	USD	120,000	AUD	MSC	12/20/17	2,008	—
437,666	USD	560,000	AUD	DEUT	01/24/18	9,397	—
2,218,362	USD	2,745,000	CAD	CBK	11/06/17	90,507	—
1,660,098	USD	2,010,000	CAD	GSC	11/14/17	101,894	—
1,308,149	USD	1,640,000	CAD	SSG	11/20/17	36,718	—
387,779	USD	500,000	CAD	RBC	12/04/17	95	—

The accompanying notes are an integral part of these financial statements.

223

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,001,444	USD	1,250,000	CAD	JPM	01/25/18	$31,638	$—
300,147	USD	375,000	CAD	BOA	02/01/18	9,187	—
260,624	USD	325,000	CAD	SSG	03/26/18	8,340	—
533,145	USD	10,359,000	EGP	GSC	03/06/18	—	(33,394)
833,675	USD	16,290,000	EGP	GSC	03/29/18	—	(51,420)
2,679,866	USD	2,225,000	EUR	MSC	11/01/17	87,942	—
8,964,684	USD	7,579,000	EUR	DEUT	11/30/17	121,662	—
145,511	USD	125,000	EUR	GSC	11/30/17	—	(337)
691,109	USD	593,000	EUR	SSG	11/30/17	—	(791)
1,333,798	USD	1,105,000	EUR	CBK	12/15/17	43,232	—
1,083,746	USD	900,000	EUR	SSG	12/18/17	32,398	—
2,263,025	USD	1,900,000	EUR	JPM	01/16/18	39,609	—
1,522,399	USD	1,295,000	EUR	CBK	01/19/18	6,690	—
153,434	USD	130,000	EUR	SSG	01/29/18	1,187	—
1,688,186	USD	1,435,000	EUR	MSC	01/31/18	7,500	—
2,579,105	USD	2,210,000	EUR	JPM	02/01/18	—	(9,425)
788,973	USD	602,000	GBP	SSG	11/30/17	—	(11,271)
608,568	USD	460,000	GBP	GSC	12/15/17	—	(3,257)
2,827,875	USD	307,000,000	JPY	HSBC	11/20/17	125,576	—
2,764,437	USD	300,000,000	JPY	BCLY	11/27/17	122,929	—
2,867,636	USD	310,000,000	JPY	JPM	12/11/17	135,746	—
1,451,776	USD	160,000,000	JPY	MSC	12/11/17	41,769	—
2,719,978	USD	304,000,000	JPY	CSFB	12/18/17	39,736	—
2,719,402	USD	305,000,000	JPY	CBK	01/16/18	26,062	—
2,862,881	USD	320,000,000	JPY	GSC	01/22/18	36,228	—
1,777,500	USD	2,485,000	NZD	SSG	01/17/18	79,303	—
499,070	USD	4,000,000	SEK	MSC	01/17/18	18,846	—

Total						$1,359,240	$(109,895)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
CMT	Constant Maturity Treasury

The accompanying notes are an integral part of these financial statements.

224

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PAC	Planned Amortization Class
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

225

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$756,293,221	$—	$756,293,221	$—
Corporate Bonds	553,226,784	—	553,226,784	—
Foreign Government Obligations	55,741,531	—	55,741,531	—
Municipal Bonds	30,629,733	—	30,629,733	—
Senior Floating Rate Interests	54,896,254	—	54,896,254	—
U.S. Government Agencies	1,055,197,954	—	1,055,197,954	—
U.S. Government Securities	342,040,795	—	342,040,795	—
Common Stocks
Consumer Services	199,845	199,845	—	—
Energy	79,093	57,015	22,078	—
Utilities	—	—	—	—
Preferred Stocks	962,162	962,162	—	—
Short-Term Investments	53,441,449	31,919,322	21,522,127	—
Purchased Options	3,879,288	—	3,879,288	—
Foreign Currency Contracts(2)	1,359,240	—	1,359,240	—
Futures Contracts(2)	1,366,912	1,366,912	—	—
Swaps - Credit Default(2)	1,994,961	—	1,994,961	—
Swaps - Interest Rate(2)	708,488	—	708,488	—

Total	$2,912,017,710	$34,505,256	$2,877,512,454	$—

Liabilities
Foreign Currency Contracts(2)	$(109,895)	$—	$(109,895)	$—
Futures Contracts(2)	(4,163,102)	(4,163,102)	—	—
Swaps - Credit Default(2)	(4,173,358)	—	(4,165,956)	(7,402)
Swaps - Interest Rate(2)	(321,924)	—	(321,924)	—
TBA Sale Commitments	(305,327,452)	—	(305,327,452)	—

Total	$(314,095,731)	$(4,163,102)	$(309,925,227)	$(7,402)

(1)	For the year ended October 31, 2017, investments valued at $2,555 were transferred from Level 2 to Level 3 due to the unavailability of active market pricing; investments valued at $84,917 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs and there were no transfers in and out of Level 1.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

226

The Hartford World Bond Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.1%
		United States - 0.1%
	42,182	Homer City Generation L.P.(1)	$801,458
	94,772	MGIC Investment Corp.(1)	1,355,240
	15,842	Vistra Energy Corp.	15,842

			2,172,540

		Total Common Stocks (cost $3,472,647)	$2,172,540

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7%
		Bermuda - 0.0%
$	330,000	Cal Funding Ltd. 3.47%, 10/25/2027(2)	$328,158

		Canada - 0.2%
		CARDS Trust
	2,425,000	1 mo. LIBOR + 0.370%, 1.61%, 04/18/2022(2)(3)	2,432,054
	5,200,000	1 mo. LIBOR + 0.700%, 1.94%, 07/15/2021(2)(3)	5,221,246

			7,653,300

		Cayman Islands - 2.9%
	2,850,000	ALM XVI Ltd. / ALM XVI LLC 3 mo. USD LIBOR + 1.050%, 2.41%, 07/15/2027(2)(3)	2,866,986
	2,315,000	Apex Credit CLO Ltd. 3 mo. USD LIBOR + 1.470%, 2.84%, 04/24/2029(2)(3)	2,327,212
		Apidos CLO
	3,840,000	3 mo. USD LIBOR + 0.980%, 2.29%, 01/19/2025(2)(3)	3,855,986
	2,044,902	3 mo. USD LIBOR + 1.100%, 2.46%, 04/15/2025(2)(3)	2,052,967
	3,380,000	3 mo. USD LIBOR + 1.120%, 2.48%, 07/22/2026(2)(3)	3,397,867
		Ares CLO Ltd.
	3,835,000	3 mo. USD LIBOR + 1.190%, 2.54%, 04/17/2026(2)(3)	3,857,473
	2,675,000	3 mo. USD LIBOR + 1.950%, 3.27%, 12/05/2025(2)(3)	2,682,886
	2,625,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.300%, 2.61%, 01/16/2030(2)(3)	2,642,231
	1,600,000	Avery Point CLO Ltd. 3 mo. USD LIBOR + 1.100%, 2.47%, 04/25/2026(2)(3)	1,604,838
	2,398,218	Babson CLO Ltd. 3 mo. USD LIBOR + 1.100%, 2.46%, 04/20/2025(2)(3)	2,408,739
	1,330,000	Bain Capital Credit CLO 3 mo. USD LIBOR + 1.800%, 3.11%, 07/25/2030(2)(3)	1,335,650
	3,000,000	BlueMountain CLO Ltd. 3 mo. USD LIBOR + 1.140%, 2.50%, 10/15/2026(2)(3)	3,018,555
		Carlyle Global Market Strategies Ltd.
	2,938,967	3 mo. USD LIBOR + 1.120%, 2.48%, 07/15/2025(2)(3)	2,949,059
	622,246	3 mo. USD LIBOR + 1.150%, 2.50%, 04/18/2025(2)(3)	625,096

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		Cayman Islands - 2.9% - (continued)
		CIFC Funding Ltd.
$	1,018,643	3 mo. USD LIBOR + 0.850%, 2.21%, 07/16/2030(2)(3)	$1,018,587
	3,750,000	3 mo. USD LIBOR + 1.480%, 2.79%, 10/21/2028(2)(3)	3,763,132
	2,150,000	3 mo. USD LIBOR + 1.900%, 3.25%, 10/17/2026(2)(3)	2,166,718
	1,015,000	Covenant Credit Partners CLO Ltd. 3 mo. USD LIBOR + 1.850%, 3.23%, 10/15/2029(2)(3)	1,018,060
	3,975,000	Dryden Senior Loan Fund 3 mo. USD LIBOR + 1.080%, 2.43%, 04/18/2026(2)(3)	3,985,518
	250,000	Galaxy CLO Ltd. 3 mo. USD LIBOR + 1.220%, 2.59%, 07/24/2030(2)(3)	251,392
	1,300,000	ICG US CLO Ltd. 3 mo. USD LIBOR + 0.800%, 2.12%, 10/23/2029(2)(3)	1,299,955
	3,000,000	KKR CLO Ltd. 3 mo. USD LIBOR + 1.050%, 2.41%, 07/15/2027(2)(3)	3,017,706
	3,000,000	KKR Financial Ltd. 3 mo. USD LIBOR + 1.270%, 2.62%, 07/18/2030(2)(3)	3,023,388
	3,010,000	LCM Ltd. 3 mo. USD LIBOR + 1.210%, 2.52%, 07/20/2030(2)(3)	3,037,018
	971,279	LSTAR Securities Investment Ltd. 1 mo. USD LIBOR + 2.000%, 3.24%, 11/01/2021(2)(3)	971,580
		Madison Park Funding Ltd.
	2,355,000	3 mo. USD LIBOR + 1.110%, 2.47%, 01/19/2025(2)(3)	2,357,023
	3,000,000	3 mo. USD LIBOR + 1.120%, 2.48%, 07/20/2026(2)(3)	3,014,535
	3,735,000	3 mo. USD LIBOR + 1.160%, 2.52%, 07/23/2029(2)(3)	3,755,109
	3,760,000	3 mo. USD LIBOR + 1.260%, 2.62%, 07/20/2026(2)(3)	3,802,815
	1,750,000	3 mo. USD LIBOR + 1.900%, 3.26%, 04/20/2026(2)(3)	1,752,847
	2,774,000	Magnetite Ltd. 3 mo. USD LIBOR + 1.000%, 2.37%, 07/25/2026(2)(3)	2,789,332
	2,935,000	Northwoods Capital Ltd. 3 mo. USD LIBOR + 1.300%, 2.56%, 06/20/2029(2)(3)	2,954,421
		Oaktree EIF Ltd.
	2,955,000	3 mo. USD LIBOR + 1.150%, 2.47%, 11/15/2025(2)(3)	2,969,211
	650,000	3 mo. USD LIBOR + 1.550%, 2.87%, 02/15/2026(2)(3)	650,125
		Octagon Investment Partners Ltd.
	1,660,000	3 mo. USD LIBOR + 1.000%, 2.37%, 10/25/2025(2)(3)	1,670,901
	2,995,000	3 mo. USD LIBOR + 1.130%, 2.44%, 08/12/2026(2)(3)	3,032,030
	2,960,000	Octagon Loan Funding Ltd. 3 mo. USD LIBOR + 1.140%, 2.46%, 11/18/2026(2)(3)	2,977,399

The accompanying notes are an integral part of these financial statements.

227

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		Cayman Islands - 2.9% - (continued)
$	1,246,875	OZLM Funding Ltd. 3 mo. USD LIBOR + 0.900%, 2.26%, 07/22/2029(2)(3)	$1,246,809
	3,000,000	Seneca Park CLO Ltd. 3 mo. USD LIBOR + 1.120%, 2.47%, 07/17/2026(2)(3)	3,013,323
		Shackleton CLO Ltd.
	3,000,000	3 mo. USD LIBOR + 1.650%, 2.96%, 05/07/2026(2)(3)	3,014,772
	1,215,000	3 mo. USD LIBOR + 1.950%, 3.31%, 04/15/2027(2)(3)	1,215,617
		Sound Point CLO Ltd.
	3,000,000	3 mo. USD LIBOR + 1.140%, 2.50%, 10/20/2026(2)(3)	3,019,194
	3,000,000	3 mo. USD LIBOR + 1.550%, 2.91%, 07/15/2025(2)(3)	3,021,789
	2,850,000	3 mo. USD LIBOR + 1.660%, 3.02%, 10/20/2028(2)(3)	2,860,405
	2,620,000	Vibrant CLO Ltd. 3 mo. USD LIBOR + 1.480%, 2.84%, 04/20/2026(2)(3)	2,622,214
	2,867,000	Voya CLO Ltd. 3 mo. USD LIBOR + 1.250%, 2.60%, 04/17/2030(2)(3)	2,877,548
	3,975,000	Zais CLO Ltd. 3 mo. USD LIBOR + 1.530%, 2.89%, 10/15/2028(2)(3)	3,987,688

			117,783,706

		United Kingdom - 0.0%
GBP	425,000	Canary Wharf Finance plc 5.95%, 10/22/2037(4)	794,941

		United States - 5.6%
$	975,000	Ally Auto Receivables Trust 2.01%, 08/17/2020	976,223
		Alternative Loan Trust
	680,711	1 mo. USD LIBOR + 0.270%, 1.51%, 01/25/2036(3)	645,257
	357,092	1 mo. USD LIBOR + 0.320%, 1.56%, 11/25/2035(3)	306,376
	404,491	1 mo. USD LIBOR + 0.500%, 1.74%, 12/25/2035(3)	292,047
	2,043,690	12 mo. MTA + 1.350%, 2.29%, 08/25/2035(3)	1,805,146
	723,111	5.75%, 05/25/2036	576,880
	343,247	6.00%, 05/25/2036	285,252
	2,028,678	American Credit Acceptance Receivables Trust 1.84%, 07/13/2020(2)	2,028,713
	1,825,000	American Express Credit Account Master Trust 1.77%, 11/15/2022	1,817,730
	1,500,000	AmeriCredit Automobile Receivables 2.30%, 03/08/2021	1,505,004
	1,966,571	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 1 mo. USD LIBOR + 6.000%, 5.28%, 01/25/2034(3)	1,875,714

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		United States - 5.6% - (continued)
		Angel Oak Mortgage Trust LLC
$	1,241,223	2.48%, 07/25/2047(2)(3)(5)	$1,236,049
	313,672	2.81%, 01/25/2047(2)(3)(5)	313,039
	2,586,727	3.50%, 07/25/2046(2)(6)	2,597,776
	262,626	Banc of America Funding Trust 5.77%, 05/25/2037(3)(5)	263,251
	1,260,000	Barclays Dryrock Issuance Trust 1 mo. LIBOR + 0.330%, 1.57%, 03/15/2023(3)	1,263,758
	1,117,932	Bayview Opportunity Master Fund Trust 1 mo. USD LIBOR + 1.750%, 2.99%, 10/27/2027(2)(3)	1,117,931
	2,735,000	BBCMS Mortgage Trust 3.67%, 02/15/2050	2,860,056
	1,151,478	Bear Stearns Adjustable Rate Mortgage Trust 1 year CMT + 2.150%, 2.82%, 08/25/2035(3)	1,146,729
	913,736	3.48%, 10/25/2035(3)(5)	912,120
	851,113	3.60%, 06/25/2047(3)(5)	827,837
	770,765	3.63%, 07/25/2036(3)(5)	765,411
	459,894	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.320%, 1.56%, 08/25/2036(3)	444,177
	1,550,085	1 mo. USD LIBOR + 0.500%, 1.74%, 01/25/2036(3)	1,573,742
	460,405	3.64%, 09/25/2035(3)(5)	464,880
	482,678	Bear Stearns Mortgage Funding Trust 1 mo. USD LIBOR + 0.200%, 1.44%, 02/25/2037(3)	481,582
	1,805,000	Cabela's Credit Card Master Note Trust 1 mo. LIBOR + 0.650%, 1.89%, 08/16/2021(2)(3)	1,812,274
	1,790,000	2.25%, 07/17/2023	1,793,655
		CarMax Auto Owner Trust
	2,410,000	1.88%, 11/15/2019	2,410,785
	1,120,000	1.93%, 11/15/2019	1,120,981
	1,745,000	2.08%, 01/15/2020	1,749,342
	2,885,000	2.25%, 09/15/2022	2,890,596
	2,071,695	Chase Mortgage Finance Trust 3.29%, 12/25/2035(3)(5)	2,017,332
	172,621	ChaseFlex Trust 5.50%, 06/25/2035	155,484
	1,250,000	Chesapeake Funding LLC 1.99%, 05/15/2029(2)	1,250,349
	1,009,487	CHL Mortgage Pass-Through Trust 1 mo. USD LIBOR + 0.680%, 1.92%, 03/25/2035(3)	931,776
	1,054,721	3.20%, 11/20/2035(3)(5)	957,271
	391,945	3.27%, 03/20/2036(3)(5)	359,001
	613,698	3.50%, 09/25/2047(3)(5)	573,279
	2,505,000	Citibank Credit Card Issuance Trust 1 mo. LIBOR + 0.620%, 1.86%, 04/22/2026(3)	2,533,007
	365,000	Citigroup Commercial Mortgage Trust 3.62%, 07/10/2047	382,869
	757,190	COLT Mortgage Loan Trust 2.75%, 09/25/2046(2)(3)(5)	767,612
		Commercial Mortgage Pass-Through Certificates
	33,970,040	0.81%, 02/10/2047(3)(5)(7)	943,610
	1,795,000	4.75%, 10/15/2045(2)(3)(5)	1,158,349

The accompanying notes are an integral part of these financial statements.

228

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		United States - 5.6% - (continued)
$	2,605,000	Commercial Mortgage Trust 2.85%, 10/15/2045	$2,638,876
	1,590,000	3.10%, 03/10/2046	1,629,379
	465,000	3.61%, 06/10/2046(3)(5)	488,878
	3,810,000	3.69%, 08/10/2047	3,989,164
	2,230,000	3.80%, 08/10/2047	2,350,678
	1,885,000	4.58%, 10/15/2045(2)(3)(5)	863,047
		Connecticut Avenue Securities
	1,150,000	1 mo. USD LIBOR + 2.600%, 3.84%, 05/25/2024(3)	1,206,074
	1,134,364	1 mo. USD LIBOR + 2.900%, 4.14%, 07/25/2024(3)	1,191,215
	1,134,000	1 mo. USD LIBOR + 3.000%, 4.24%, 07/25/2024(3)	1,198,044
	1,272,920	1 mo. USD LIBOR + 4.300%, 5.54%, 02/25/2025(3)	1,368,761
	1,050,000	1 mo. USD LIBOR + 4.400%, 5.64%, 01/25/2024(3)	1,182,727
	1,209,333	1 mo. USD LIBOR + 4.550%, 5.79%, 02/25/2025(3)	1,291,764
	1,025,000	1 mo. USD LIBOR + 5.250%, 6.49%, 10/25/2023(3)	1,182,079
		Countrywide Alternative Loan Trust
	586,450	1 mo. USD LIBOR + 0.140%, 1.38%, 04/25/2047(3)	516,202
	675,263	1 mo. USD LIBOR + 0.800%, 2.04%, 12/25/2035(3)	586,631
	7,266	Credit Suisse Commercial Mortgage Trust 6.31%, 02/15/2041(3)(5)	7,258
	33,060	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	32,644
		CSAIL Commercial Mortgage Trust
	53,265,358	0.86%, 06/15/2057(3)(5)(7)	2,454,201
	14,857,476	0.94%, 04/15/2050(3)(5)(7)	737,094
	2,685,022	3.45%, 08/15/2048	2,773,344
	1,178,533	CSMC Trust 3.25%, 04/25/2047(2)(3)(5)	1,180,942
	2,010,087	3.50%, 08/25/2043(2)(3)(5)	2,050,053
	890,682	DBUBS Mortgage Trust 0.74%, 11/10/2046(2)(3)(5)(7)	15,251
	586,712	Deephaven Residential Mortgage Trust 3.49%, 12/26/2046(2)(3)(5)	588,510
	1,805,000	Discover Card Execution Note Trust 1.45%, 03/15/2021	1,802,095
	2,500,000	Drive Auto Receivables Trust 2.37%, 11/16/2020(2)	2,507,589
		Enterprise Fleet Financing LLC
	1,500,000	2.09%, 02/22/2021(2)	1,502,603
	535,000	2.13%, 07/20/2022(2)	536,263
		Fannie Mae Connecticut Avenue Securities
	245,000	1 mo. USD LIBOR + 3.550%, 4.79%, 07/25/2029(3)	260,702
	1,010,828	1 mo. USD LIBOR + 4.900%, 6.14%, 11/25/2024(3)	1,147,980
	469,404	1 mo. USD LIBOR + 5.000%, 6.24%, 07/25/2025(3)	513,158
	217,131	First Investors Auto Owner Trust 1.53%, 11/16/2020(2)	216,735

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		United States - 5.6% - (continued)
$	683,288	Five Guys Holdings, Inc. 4.60%, 07/25/2047(2)	$698,394
	919,370	Flagship Credit Auto Trust 1.85%, 07/15/2021(2)	918,248
	2,750,000	Ford Credit Auto Owner Trust 2.26%, 11/15/2025(2)	2,766,643
	1,395,000	Ford Credit Floorplan Master Owner Trust 1.75%, 07/15/2021	1,384,070
	2,420,251	Foursight Capital Automobile Receivables Trust 2.37%, 04/15/2022(2)	2,414,000
		FREMF Mortgage Trust
	1,195,000	3.39%, 07/25/2022(2)(3)(5)	1,186,856
	1,190,000	3.72%, 10/25/2048(2)(3)(5)	1,204,881
		GLS Auto Receivables Trust
	1,230,000	2.67%, 04/15/2021(2)	1,230,651
	1,070,342	2.73%, 10/15/2020(2)	1,069,909
	465,000	GM Financial Consumer Automobile 2.30%, 06/16/2023(2)	463,387
	1,260,000	GreatAmerica Leasing Receivables Funding LLC 1.86%, 08/15/2020(2)	1,259,877
	800,000	2.06%, 06/22/2020(2)	800,101
		GS Mortgage Securities Trust
	615,000	3.67%, 04/10/2047(2)	226,338
	3,295,242	4.07%, 01/10/2047	3,529,571
	2,570,000	4.86%, 04/10/2047(2)(3)(5)	1,827,789
	1,399,339	GSAA Home Equity Trust 1 mo. USD LIBOR + 0.080%, 1.32%, 02/25/2037(3)	812,881
	1,877,038	1 mo. USD LIBOR + 0.120%, 1.36%, 05/25/2047(3)	1,515,989
	1,088,453	1 mo. USD LIBOR + 0.180%, 1.42%, 11/25/2036(3)	569,620
	1,677,413	1 mo. USD LIBOR + 0.240%, 1.48%, 11/25/2036(3)	1,047,595
	505,521	5.99%, 06/25/2036(3)(5)	265,417
	196,389	GSR Mortgage Loan Trust 3.61%, 05/25/2037(3)(5)	172,711
		HarborView Mortgage Loan Trust
	2,305,292	1 mo. USD LIBOR + 0.240%, 1.48%, 12/19/2036(3)	2,020,356
	399,132	1 mo. USD LIBOR + 1.000%, 2.24%, 10/25/2037(3)	394,171
	812,568	Honor Automobile Trust Securitization 2.94%, 11/15/2019(2)	815,035
	1,065,000	Huntington Auto Trust 1.95%, 06/15/2021	1,066,076
		JP Morgan Chase Commercial Mortgage Securities Trust
	3,059,000	2.73%, 10/15/2045(2)(3)(5)	1,331,613
	3,328,952	1 mo. LIBOR + 1.500%, 2.74%, 02/12/2051(3)	3,273,914
		JP Morgan Mortgage Trust
	950,572	3.00%, 09/25/2044(2)(3)(5)	957,995
	1,398,887	3.43%, 08/25/2036(3)(5)	1,378,414
	692,472	3.43%, 11/25/2035(3)(5)	670,009
	174,818	6.00%, 01/25/2037	147,481
	68,503,738	JPMBB Commercial Mortgage Securities Trust 0.83%, 09/15/2047(3)(5)(7)	2,155,511

The accompanying notes are an integral part of these financial statements.

229

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		United States - 5.6% - (continued)
$	1,135,000	Lendmark Funding Trust 2.83%, 12/22/2025(2)	$1,136,006
	2,060,000	3.26%, 04/21/2025(2)	2,065,406
	1,597,294	Long Beach Mortgage Loan Trust 1 mo. USD LIBOR + 0.620%, 1.86%, 08/25/2033(3)	1,562,017
	940,507	LSTAR Securities Investment Trust 1 mo. USD LIBOR + 2.000%, 3.24%, 02/01/2022(2)(3)	937,815
	655,029	1 mo. USD LIBOR + 2.000%, 3.24%, 04/01/2022(2)(3)	655,062
	632,747	Luminent Mortgage Trust 1 mo. USD LIBOR + 0.260%, 1.50%, 11/25/2035(3)	593,423
	685,000	Marlette Funding Trust 2.36%, 12/15/2024(2)	684,544
	734,010	Mill City Mortgage Loan Trust 2.50%, 04/25/2057(2)(3)(5)	732,514
	1,380,000	MMAF Equipment Finance LLC 2.41%, 08/16/2024(2)	1,376,624
		Morgan Stanley Bank of America Merrill Lynch Trust
	13,145,800	1.11%, 10/15/2048(3)(5)(7)	848,656
	2,860,000	3.73%, 05/15/2048	3,010,178
		Morgan Stanley Capital Trust
	1,555,000	5.16%, 07/15/2049(2)(3)(5)	1,352,449
	100,000	5.41%, 09/15/2047(2)(3)(5)	108,699
	195,635	6.31%, 01/11/2043(3)(5)	196,219
	479,015	Morgan Stanley Mortgage Loan Trust 3.11%, 06/25/2037(3)(5)	344,260
		Nationstar HECM Loan Trust
	492,107	1.97%, 05/25/2027(2)	491,699
	716,209	2.01%, 08/25/2026(2)	716,209
	181,169	2.24%, 06/25/2026(2)(3)(5)	181,736
		New Residential Mortgage Loan Trust
	588,119	3.25%, 09/25/2056(2)(3)(5)	596,503
	1,996,419	3.75%, 11/26/2035(2)(3)(5)	2,055,577
	1,123,297	3.75%, 05/28/2052(2)(3)(5)	1,156,669
	2,107,059	4.00%, 02/25/2057(2)(3)(5)	2,182,575
	2,465,095	4.00%, 03/25/2057(2)(3)(5)	2,554,033
	1,936,720	4.00%, 04/25/2057(2)(3)(5)	2,003,603
	2,358,012	4.00%, 05/25/2057(2)(3)(5)	2,444,210
	4,690,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(2)	4,660,016
	845,000	OneMain Financial Issuance Trust 3.66%, 02/20/2029(2)	862,871
	775,000	Prosper Marketplace Issuance Trust 2.36%, 11/15/2023(2)	774,304
	1,562,178	Residential Accredit Loans, Inc. 2.31%, 11/25/2037(3)(5)	1,355,975
	122,615	Residential Funding Mortgage Securities, Inc. 5.75%, 01/25/2036	102,729
	141,983	6.00%, 04/25/2037	133,019
	180,830	6.00%, 07/25/2037	170,887
	3,005,000	Santander Drive Auto Receivables Trust 2.47%, 12/15/2020	3,015,649
	1,935,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(2)(3)(5)	1,942,361

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		United States - 5.6% - (continued)
$	83,592	Skopos Auto Receivables Trust 3.55%, 02/15/2020(2)	$83,593
		SoFi Consumer Loan Program LLC
	735,660	2.50%, 05/26/2026(2)	734,670
	522,793	2.77%, 05/25/2026(2)	524,182
	851,319	3.05%, 12/26/2025(2)	858,424
	662,176	3.28%, 01/26/2026(2)	670,236
		SoFi Professional Loan Program
	2,618,797	1 mo. USD LIBOR + 0.600%, 1.84%, 07/25/2040(2)(3)	2,626,089
	1,072,007	2.72%, 10/27/2036(2)	1,077,992
		Springleaf Funding Trust
	3,510,000	3.16%, 11/15/2024(2)	3,529,899
	3,215,000	3.48%, 05/15/2028(2)	3,259,317
	753,000	SPS Servicer Advance Receivables Trust 3.59%, 11/15/2049(2)	753,276
	1,460,111	Structured Adjustable Rate Mortgage Loan Trust 3.56%, 06/25/2035(3)(5)	1,285,910
	524,722	Structured Asset Mortgage Investments Trust 1 mo. USD LIBOR + 0.230%, 1.47%, 02/25/2036(3)	474,210
	1,092,133	Structured Asset Securities Corp. 5.75%, 06/25/2035	1,032,227
	690,667	TAL Advantage V LLC 2.83%, 02/22/2038(2)	684,298
		Towd Point Mortgage Trust
	1,345,203	2.25%, 04/25/2056(2)(3)(5)	1,336,712
	1,089,722	2.25%, 07/25/2056(2)(3)(5)	1,081,478
	2,610,901	2.75%, 04/25/2055(2)(3)(5)	2,621,086
	818,197	2.75%, 05/25/2055(2)(3)(5)	821,316
	847,240	2.75%, 08/25/2055(2)(3)(5)	849,810
	1,836,780	2.75%, 10/25/2056(2)(3)(5)	1,843,197
	467,745	2.75%, 04/25/2057(2)(3)(5)	470,164
	1,261,526	3.00%, 03/25/2054(2)(3)(5)	1,272,316
		United Auto Credit Securitization Trust
	48,564	1.67%, 09/10/2018(2)	48,561
	1,135,000	2.40%, 11/12/2019(2)	1,132,890
	1,817,840	WaMu Mortgage Pass-Through Certificates Trust 1 mo. USD LIBOR + 0.420%, 1.66%, 07/25/2044(3)	1,808,705
	737,267	Wells Fargo Mortgage Backed Securities Trust 3.66%, 12/28/2037(3)(5)	713,838
		Westlake Automobile Receivables Trust
	101,163	1.57%, 06/17/2019(2)	101,154
	2,310,998	2.45%, 01/15/2021(2)	2,313,687
	4,070,000	2.46%, 01/18/2022(2)	4,056,151
	1,685,000	3.28%, 12/15/2022(2)	1,678,205
	1,765,000	3.29%, 09/15/2021(2)	1,776,463
	1,830,000	4.40%, 05/17/2021(2)	1,850,910
		WF-RBS Commercial Mortgage Trust
	14,958,293	2.05%, 03/15/2047(3)(5)(7)	782,127
	915,000	3.07%, 03/15/2045	936,314
	875,000	3.72%, 05/15/2047	921,524
	2,430,000	4.00%, 05/15/2047	2,596,035
	395,160	4.10%, 03/15/2047	423,930
	515,000	5.00%, 06/15/2044(2)(3)(5)	370,916

The accompanying notes are an integral part of these financial statements.

230

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		United States - 5.6% - (continued)
$	453,366	Wheels SPV LLC 1.59%, 05/20/2025(2)	$452,961

			224,634,966

		Total Asset & Commercial Mortgage Backed Securities (cost $350,025,198)	$351,195,071

CORPORATE BONDS - 16.3%
		Bermuda - 0.0%
		Weatherford International Ltd.
	285,000	5.95%, 04/15/2042	$225,150
	765,000	6.50%, 08/01/2036	636,863
	280,000	7.00%, 03/15/2038	243,600

			1,105,613

		Canada - 0.6%
	2,600,000	1011778 BC ULC / New Red Finance, Inc. 5.00%, 10/15/2025(2)	2,648,750
		First Quantum Minerals Ltd.
	1,840,000	7.00%, 02/15/2021(2)	1,909,000
	520,000	7.25%, 04/01/2023(2)	549,900
	1,130,000	7.50%, 04/01/2025(2)	1,196,388
	2,235,000	goeasy Ltd. 7.88%, 11/01/2022(2)	2,299,256
	3,045,000	GW Honos Security Corp. 8.75%, 05/15/2025(2)	3,242,925
		MEG Energy Corp.
	1,130,000	6.38%, 01/30/2023(2)	1,033,950
	1,160,000	6.50%, 01/15/2025(2)	1,154,200
	1,170,000	New Gold, Inc. 6.38%, 05/15/2025(2)	1,243,125
	1,535,000	Northwest Acquisitions ULC / Dominion Finco, Inc. 7.13%, 11/01/2022(2)	1,584,887
	1,380,000	Tervita Escrow Corp. 7.63%, 12/01/2021(2)	1,397,250
		Valeant Pharmaceuticals International, Inc.
	3,390,000	5.88%, 05/15/2023(2)	2,864,550
	3,570,000	6.13%, 04/15/2025(2)	2,998,800
	250,000	7.00%, 03/15/2024(2)	270,625

			24,393,606

		Cayman Islands - 0.3%
		Noble Holding International Ltd.
	715,000	6.20%, 08/01/2040	482,625
	1,385,000	7.75%, 01/15/2024	1,239,575
	7,425,000	Park Aerospace Holdings Ltd. 3.63%, 03/15/2021(2)	7,406,437
	3,255,000	Weibo Corp. 1.25%, 11/15/2022(2)	3,393,338

			12,521,975

		Denmark - 0.3%
	10,650,000	Danske Bank A/S 3 mo. USD LIBOR + 0.580%, 1.90%, 09/06/2019(2)(3)	10,720,357

		France - 0.4%
	1,925,000	AXA S.A. 6.46%, 12/14/2018(3)(4)(5)(8)	1,971,931

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		France - 0.4% - (continued)
$	2,555,000	BNP Paribas S.A. 5 year USD Swap + 6.314%, 7.63%, 03/30/2021(2)(3)(8)	$2,864,794
	2,050,000	Credit Agricole S.A. 5 year USD Swap + 6.185%, 8.13%, 12/23/2025(2)(3)(8)	2,467,532
		Societe Generale S.A.
	1,975,000	5 year USD Swap + 6.238%, 7.38%, 09/13/2021(3)(4)(8)	2,177,437
	7,200,000	5 year USD Swap + 6.394%, 8.25%, 11/29/2018(3)(4)(8)	7,623,000

			17,104,694

		Germany - 0.4%
	15,250,000	Deutsche Bank AG 3 mo. USD LIBOR + 0.970%, 2.33%, 07/13/2020(3)	15,310,404

		Ireland - 0.1%
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
EUR	2,450,000	6.75%, 05/15/2024(4)	3,192,483
$	1,636,000	7.25%, 05/15/2024(2)	1,797,555

			4,990,038

		Italy - 0.0%
		Intesa Sanpaolo S.p.A.
	430,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(2)(3)(8)	469,775
EUR	550,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(3)(4)(8)	777,943
$	435,000	UniCredit S.p.A. 5 year USD Swap + 5.180%, 8.00%, 06/03/2024(3)(4)(8)	481,535

			1,729,253

		Japan - 0.1%
JPY	400,000,000	Toshiba Corp. 1.68%, 12/15/2020	3,318,700

		Luxembourg - 0.3%
		Altice Financing S.A.
EUR	1,185,000	6.50%, 01/15/2022(4)	1,434,870
$	1,845,000	7.50%, 05/15/2026(2)	2,022,581
EUR	2,790,000	ARD Finance S.A. 6.63%, 09/15/2023(9)	3,492,408
$	1,975,000	Camelot Finance S.A. 7.88%, 10/15/2024(2)	2,123,125
EUR	1,005,000	Cirsa Funding Luxembourg S.A. 5.75%, 05/15/2021(2)	1,234,604
	1,666,000	Codere Finance 2 Luxembourg S.A. 6.75%, 11/01/2021(2)	2,028,046

			12,335,634

		Netherlands - 0.4%
		Constellium N.V.
	850,000	7.00%, 01/15/2023(4)	1,052,500
$	1,445,000	7.88%, 04/01/2021(2)	1,535,746
	1,350,000	8.00%, 01/15/2023(2)	1,446,188
EUR	2,090,000	Diamond (BC) B.V. 5.63%, 08/15/2025(2)	2,515,284
$	905,000	NXP B.V. / NXP Funding LLC 3.75%, 06/01/2018(2)	910,656

The accompanying notes are an integral part of these financial statements.

231

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		Netherlands - 0.4% - (continued)
EUR	6,200,000	Volkswagen International Finance N.V. 3.88%, 06/14/2027(3)(4)(8)	$7,556,087

			15,016,461

		Spain - 1.1%
		Banco Bilbao Vizcaya Argentaria S.A.
	7,200,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(3)(4)(8)	8,858,680
	1,200,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(3)(4)(8)	1,677,383
	11,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(3)(4)(8)	14,163,275
	1,900,000	Banco Santander S.A. 5 year EUR Swap + 5.410%, 6.25%, 03/12/2019(3)(4)(8)	2,318,342
	7,800,000	CaixaBank S.A. 3.50%, 02/15/2027(3)(4)(5)	9,643,369
	5,700,000	Criteria Caixa SAU 1.50%, 05/10/2023(4)	6,749,907

			43,410,956

		Sweden - 0.4%
		Intrum Justitia AB
	4,995,000	2.75%, 07/15/2022(2)	5,961,050
	3,580,000	3.13%, 07/15/2024(2)	4,278,919
$	7,820,000	Svenska Handelsbanken AB 3 mo. USD LIBOR + 0.490%, 1.81%, 09/06/2019(3)	7,860,680

			18,100,649

		Switzerland - 0.1%
	1,995,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(3)(4)(8)	2,182,031
	875,000	UBS Group AG 5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(3)(4)(8)	953,750

			3,135,781

		United Kingdom - 1.0%
	285,000	Anglo American Capital plc 9.38%, 04/08/2019(2)	313,583
	4,525,000	Aviva plc 8.25%, 11/03/2017(4)(8)	4,513,687
GBP	550,000	Barclays Bank plc 3 mo. GBP LIBOR + 13.400%, 14.00%, 06/15/2019(3)(4)(8)	859,006
$	1,825,000	Barclays plc 5 year USD Swap + 6.772%, 7.88%, 03/15/2022(3)(4)(8)	2,035,101
		BP Capital Markets plc
	4,225,000	1.38%, 11/06/2017	4,224,921
	6,475,000	3 mo. USD LIBOR + 0.630%, 1.96%, 09/26/2018(3)	6,509,687
	2,620,000	HSBC Bank plc 6 mo. USD LIBOR + 0.250%, 1.81%, 03/29/2018(3)(8)	2,253,200
	6,190,000	Imperial Brands Finance plc 2.05%, 02/11/2018(4)	6,192,414
		National Westminster Bank plc
	1,270,000	1.75%, 01/11/2018(3)(8)	1,106,488

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		United Kingdom - 1.0% - (continued)
EUR	725,000	3 mo. EUR LIBOR + 2.150%, 1.82%, 01/05/2018(3)(8)	$818,893
		Royal Bank of Scotland Group plc
$	1,000,000	3 mo. USD LIBOR + 2.320%, 3.66%, 09/30/2027(3)(8)	970,100
	925,000	5 year USD Swap + 7.598%, 8.63%, 08/15/2021(3)(8)	1,047,470
	6,775,000	Tesco plc 5.50%, 11/15/2017(2)	6,781,037
		Tullow Oil plc
	545,000	6.00%, 11/01/2020(2)	547,044
	520,000	6.25%, 04/15/2022(2)	518,700

			38,691,331

		United States - 10.8%
	4,096,000	AK Steel Corp. 7.63%, 10/01/2021	4,249,600
		Alere, Inc.
	1,970,000	6.50%, 06/15/2020	2,002,012
	1,050,000	7.25%, 07/01/2018	1,050,525
	6,125,000	Ally Financial, Inc. 3.25%, 02/13/2018	6,142,793
		American Builders & Contractors Supply Co., Inc.
	88,000	5.63%, 04/15/2021(2)	90,310
	680,000	5.75%, 12/15/2023(2)	722,500
	9,225,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	9,225,901
	4,235,000	American Greetings Corp. 7.88%, 02/15/2025(2)	4,601,751
		APX Group, Inc.
	1,405,000	7.63%, 09/01/2023	1,478,762
	1,765,000	7.88%, 12/01/2022	1,903,994
	2,180,000	AV Homes, Inc. 6.63%, 05/15/2022	2,263,821
		Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
	1,625,000	5.25%, 03/15/2025(2)	1,588,437
	465,000	5.50%, 04/01/2023	470,813
		Bank of America Corp.
	8,500,000	2.00%, 01/11/2018	8,506,545
	4,700,000	6.88%, 04/25/2018	4,814,236
	1,085,000	Beacon Escrow Corp. 4.88%, 11/01/2025(2)	1,098,237
	3,321,000	Beacon Roofing Supply, Inc. 6.38%, 10/01/2023	3,570,075
	1,650,000	Beazer Homes USA, Inc. 5.88%, 10/15/2027(2)	1,647,937
	2,380,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(2)	2,582,300
	4,275,000	BMW US Capital LLC 1.50%, 04/11/2019(2)	4,257,121
		Boyd Gaming Corp.
	930,000	6.38%, 04/01/2026	1,020,675
	6,820,000	6.88%, 05/15/2023	7,322,975
	2,350,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(2)	2,485,125
	3,355,000	California Resources Corp. 8.00%, 12/15/2022(2)	2,214,300
	460,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(2)	466,900

The accompanying notes are an integral part of these financial statements.

232

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		United States - 10.8% - (continued)
$	1,485,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	$1,535,119
	4,090,000	Celgene Corp. 2.25%, 05/15/2019	4,105,422
	2,713,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020(2)	2,767,586
		Chemours Co.
	3,430,000	6.63%, 05/15/2023	3,635,800
	2,130,000	7.00%, 05/15/2025	2,374,950
	13,650,000	Citigroup, Inc. 1.70%, 04/27/2018	13,643,980
	2,345,000	Cloud Crane LLC 10.13%, 08/01/2024(2)	2,649,850
	1,790,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	1,929,799
	3,760,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	3,942,172
	1,700,000	Conduent Finance, Inc. / Conduent Business Services LLC 10.50%, 12/15/2024(2)	2,001,750
		Continental Resources, Inc.
	1,585,000	3.80%, 06/01/2024	1,539,431
	200,000	4.50%, 04/15/2023	202,500
	2,070,000	4.90%, 06/01/2044	1,927,687
	480,000	5.00%, 09/15/2022	485,400
		CSC Holdings LLC
	1,455,000	7.88%, 02/15/2018	1,477,000
	1,830,000	10.13%, 01/15/2023(2)	2,095,350
	1,424,000	10.88%, 10/15/2025(2)	1,744,400
	2,140,000	Denbury Resources, Inc. 9.00%, 05/15/2021(2)	2,091,850
	8,615,000	DISH DBS Corp. 4.25%, 04/01/2018	8,681,335
	2,160,000	Dominion Resources, Inc. 1.90%, 06/15/2018	2,164,052
	1,480,000	Eldorado Resorts, Inc. 6.00%, 04/01/2025	1,561,400
		Endo Finance LLC
	1,935,000	6.00%, 07/15/2023(2)	1,567,350
	3,675,000	6.00%, 02/01/2025(2)	2,921,625
	2,570,000	Energy Transfer Equity L.P. 4.25%, 03/15/2023	2,615,001
	575,000	Envision Healthcare Corp. 5.63%, 07/15/2022	585,063
	1,960,000	FBM Finance, Inc. 8.25%, 08/15/2021(2)	2,084,950
	3,460,000	FelCor Lodging L.P. 6.00%, 06/01/2025	3,728,150
		Ferrellgas L.P. / Ferrellgas Finance Corp.
	1,336,000	6.50%, 05/01/2021	1,269,200
	865,000	6.75%, 01/15/2022	819,588
	1,340,000	First Data Corp. 7.00%, 12/01/2023(2)	1,433,827
	2,170,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(2)	2,243,237
	2,030,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(2)	1,806,700

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		United States - 10.8% - (continued)
$	435,000	Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 07/31/2019(2)	$459,675
	1,000,000	General Cable Corp. 5.75%, 10/01/2022	1,025,000
		General Motors Financial Co., Inc.
	8,500,000	2.40%, 04/10/2018	8,519,158
	7,100,000	3 mo. USD LIBOR + 1.450%, 2.76%, 05/09/2019(3)	7,202,607
		Genworth Holdings, Inc.
	210,000	4.80%, 02/15/2024	178,647
	1,425,000	4.90%, 08/15/2023	1,207,260
	450,000	7.63%, 09/24/2021	434,250
	4,310,000	GLP Capital L.P. / GLP Financing II, Inc. 4.38%, 11/01/2018	4,348,790
		Goldman Sachs Group, Inc.
	1,165,000	2.00%, 04/25/2019	1,164,302
	7,050,000	5.95%, 01/18/2018	7,114,507
		Gray Television, Inc.
	1,785,000	5.13%, 10/15/2024(2)	1,780,002
	220,000	5.88%, 07/15/2026(2)	225,500
	1,800,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	1,937,250
	2,530,000	HCA, Inc. 7.50%, 11/15/2095	2,589,961
		Herc Rentals, Inc.
	728,000	7.50%, 06/01/2022(2)	787,914
	671,000	7.75%, 06/01/2024(2)	736,423
		Hertz Corp.
	1,550,000	5.50%, 10/15/2024(2)	1,395,000
	1,650,000	6.25%, 10/15/2022	1,579,875
	946,000	7.38%, 01/15/2021(2)	948,365
	1,420,000	7.63%, 06/01/2022(2)	1,480,634
	95,000	Hexion, Inc. 13.75%, 02/01/2022(2)	76,238
	767,000	II-VI, Inc. 0.25%, 09/01/2022(2)	893,555
	585,000	Infor Software Parent LLC (cash) 7.13%, 05/01/2021(2)(9)	601,088
	1,730,000	Infor U.S., Inc. 6.50%, 05/15/2022	1,803,525
	1,450,000	International Lease Finance Corp. 3.88%, 04/15/2018	1,463,324
	1,233,000	inVentiv Group Holdings Inc/inVentiv Health Inc/inVentiv Health Clinical, Inc. 7.50%, 10/01/2024(2)	1,359,382
	4,135,000	iStar, Inc. 4.63%, 09/15/2020	4,222,869
	1,490,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(2)	1,590,575
	2,835,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(2)	3,061,800
	10,400,000	JPMorgan Chase Bank NA 3 mo. USD LIBOR + 0.450%, 1.78%, 09/21/2018(3)	10,421,918
	1,500,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,614,375
	2,550,000	Kinder Morgan, Inc. 2.00%, 12/01/2017	2,550,331

The accompanying notes are an integral part of these financial statements.

233

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		United States - 10.8% - (continued)
		Laredo Petroleum, Inc.
$	1,065,000	5.63%, 01/15/2022	$1,084,969
	2,095,000	6.25%, 03/15/2023	2,173,562
	430,000	7.38%, 05/01/2022	447,738
	1,255,000	Lithia Motors, Inc. 5.25%, 08/01/2025(2)	1,316,181
	1,690,000	Manitowoc Co., Inc. 12.75%, 08/15/2021(2)	1,943,500
	3,075,000	MDC Holdings, Inc. 5.50%, 01/15/2024	3,309,469
	1,025,000	MGIC Investment Corp. 5.75%, 08/15/2023	1,127,500
	3,750,000	Molson Coors Brewing Co. 1.45%, 07/15/2019	3,719,789
EUR	7,225,000	Morgan Stanley 1.88%, 04/27/2027	8,719,806
$	1,720,000	Multi-Color Corp. 4.88%, 11/01/2025(2)	1,737,200
	2,900,000	National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	3,143,885
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,045,000	6.50%, 08/01/2018	1,047,612
	750,000	6.50%, 07/01/2021	761,250
	456,000	7.88%, 10/01/2020	466,260
		Navient Corp.
	1,002,000	5.50%, 01/25/2023	1,014,525
	165,000	5.63%, 08/01/2033	142,313
	386,000	5.88%, 10/25/2024	391,790
	2,350,000	6.13%, 03/25/2024	2,411,687
	1,020,000	6.50%, 06/15/2022	1,082,475
	422,000	7.25%, 09/25/2023	457,079
	2,825,000	Netflix, Inc. 5.88%, 02/15/2025	3,049,870
		NextEra Energy Capital Holdings, Inc.
	2,190,000	1.65%, 09/01/2018	2,186,961
	5,190,000	2.30%, 04/01/2019	5,206,559
		Nissan Motor Acceptance Corp.
	15,300,000	3 mo. USD LIBOR + 0.520%, 1.84%, 09/13/2019(2)(3)	15,365,943
	15,775,000	2.00%, 03/08/2019(2)	15,769,704
	9,430,000	3 mo. USD LIBOR + 0.800%, 2.15%, 04/06/2018(2)(3)	9,451,115
		Novelis Corp.
	615,000	5.88%, 09/30/2026(2)	633,831
	1,700,000	6.25%, 08/15/2024(2)	1,793,500
	320,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(2)	332,000
	1,430,000	Party City Holdings, Inc. 6.13%, 08/15/2023(2)	1,483,625
	1,535,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(2)	1,588,725
	1,190,000	Penske Automotive Group, Inc. 3.75%, 08/15/2020	1,213,800
	3,880,000	Pitney Bowes, Inc. 3.63%, 09/15/2020	3,883,709
	880,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(2)	897,424
	3,240,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(2)	3,357,450

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		United States - 10.8% - (continued)
$	1,701,000	PRA Holdings, Inc. 9.50%, 10/01/2023(2)	$1,832,827
	2,965,000	QEP Resources, Inc. 5.25%, 05/01/2023	2,927,937
	865,000	Radian Group, Inc. 4.50%, 10/01/2024	886,625
	3,070,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	2,264,125
	12,040,000	Reynolds American, Inc. 8.13%, 06/23/2019	13,199,494
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	1,660,000	5.13%, 07/15/2023(2)	1,728,226
	645,000	7.00%, 07/15/2024(2)	688,538
	1,915,000	SBA Tower Trust 2.88%, 07/10/2046(2)	1,900,637
		Scientific Games International, Inc.
	235,000	5.00%, 10/15/2025(2)	238,525
	795,000	6.63%, 05/15/2021	821,831
	1,440,000	10.00%, 12/01/2022	1,592,899
	415,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(2)	431,081
	1,055,000	Sinclair Television Group, Inc. 5.13%, 02/15/2027(2)	1,003,569
		SM Energy Co.
	1,310,000	5.00%, 01/15/2024	1,251,050
	265,000	6.13%, 11/15/2022	266,325
	125,000	6.50%, 11/15/2021	126,250
	5,235,000	Southern Co. 2.45%, 09/01/2018	5,262,628
	10,060,000	Southern Power Co. 1.85%, 12/01/2017	10,062,777
	1,840,000	Sprint Corp. 7.63%, 02/15/2025	2,017,100
	1,920,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(2)	2,001,600
	430,000	Sterigenics-Nordion Topco LLC (cash) 8.13%, 11/01/2021(2)(9)	438,063
	1,410,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(2)	1,374,750
	925,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020*(1)(10)(11)(12)	0
		Time Warner Cable LLC
	9,695,000	6.75%, 07/01/2018	10,003,749
	4,680,000	8.25%, 04/01/2019	5,067,505
	4,685,000	8.75%, 02/14/2019	5,068,733
	2,030,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(2)	2,172,100
	825,000	Tribune Media Co. 5.88%, 07/15/2022	855,937
	410,000	TriMas Corp. 4.88%, 10/15/2025(2)	414,613
	1,940,000	United States Steel Corp. 8.38%, 07/01/2021(2)	2,117,025
	2,015,000	USIS Merger Sub, Inc. 6.88%, 05/01/2025(2)	2,090,562

The accompanying notes are an integral part of these financial statements.

234

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		United States - 10.8% - (continued)
$	5,025,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	$5,028,926
	3,050,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(2)	2,975,885
	2,515,000	Warrior Met Coal, Inc. 8.00%, 11/01/2024(2)	2,576,743
	4,085,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(2)	4,141,169
	950,000	Workday, Inc. 0.25%, 10/01/2022(2)	960,094
		WPX Energy, Inc.
	2,305,000	6.00%, 01/15/2022	2,400,081
	900,000	8.25%, 08/01/2023	1,013,625
		Zayo Group LLC / Zayo Capital, Inc.
	1,600,000	6.00%, 04/01/2023	1,682,000
	1,280,000	6.38%, 05/15/2025	1,377,741

			439,159,420

		Total Corporate Bonds (cost $646,453,652)	$661,044,872

FOREIGN GOVERNMENT OBLIGATIONS - 54.5%
		Australia - 3.7%
		Australia Government Bond
AUD	38,695,000	2.75%, 11/21/2027(4)	$29,791,038
	17,380,000	3.00%, 03/21/2047(4)	12,204,331
	66,045,000	5.75%, 05/15/2021(4)	56,926,478
	56,835,000	5.75%, 07/15/2022(4)	50,370,664

			149,292,511

		Canada - 14.2%
		Canadian Government Bond
CAD	71,300,000	0.75%, 03/01/2021	53,928,466
	117,290,000	0.75%, 09/01/2021	88,291,614
	56,595,000	1.00%, 09/01/2022	42,596,500
	177,040,000	1.25%, 02/01/2018	137,314,754
	161,655,000	1.25%, 09/01/2018	125,277,926
	160,855,000	1.75%, 09/01/2019	125,530,738

			572,939,998

		Denmark - 14.0%
		Denmark Government Bond
DKK	977,195,000	0.25%, 11/15/2018	154,335,546
	381,495,000	0.25%, 11/15/2020	61,060,460
	682,610,000	4.00%, 11/15/2017	107,032,650
	1,433,475,000	4.00%, 11/15/2019	245,507,319

			567,935,975

		France - 0.6%
EUR	18,720,000	French Republic Government Bond OAT 2.00%, 05/25/2048(2)(4)	23,178,451

		Germany - 0.4%
	11,830,000	Bundesrepublik Deutschland 2.50%, 07/04/2044(4)	18,090,276

		Ireland - 0.4%
	11,805,000	Ireland Government Bond 2.00%, 02/18/2045(4)	14,538,406

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 54.5% - (continued)
		New Zealand - 5.5%
		New Zealand Government Bond
NZD	144,155,000	2.75%, 04/15/2025(4)	$98,743,542
	154,375,000	5.50%, 04/15/2023(4)	121,954,229

			220,697,771

		Norway - 7.2%
		Norway Government Bond
NOK	255,620,000	1.75%, 02/17/2027(2)(4)	31,673,972
	283,385,000	2.00%, 05/24/2023(2)(4)	36,160,106
	1,676,115,000	3.75%, 05/25/2021(2)(4)	225,339,380

			293,173,458

		Singapore - 6.0%
		Singapore Government Bond
SGD	35,140,000	0.50%, 04/01/2018	25,696,979
	140,870,000	1.63%, 10/01/2019	103,738,028
	34,225,000	1.75%, 04/01/2022	25,182,530
	117,910,000	2.25%, 06/01/2021	88,352,486

			242,970,023

		Spain - 2.5%
EUR	88,055,000	Spain Government Bond 1.45%, 10/31/2027(2)(4)	102,486,304

		Total Foreign Government Obligations (cost $2,202,159,485)	$2,205,303,173

MUNICIPAL BONDS - 0.1%
		General Obligation - 0.1%
$	2,515,000	City of Detroit MI 5.00%, 12/10/2026	$2,478,784

		Total Municipal Bonds (cost $2,390,461)	$2,478,784

SENIOR FLOATING RATE INTERESTS - 2.2%(13)
		Canada - 0.1%
	2,401,287	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 3.53%, 02/16/2024	$2,403,689

		Germany - 0.2%
	8,125,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 09/30/2025	8,118,094

		Luxembourg - 0.1%
	5,625,000	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 4.82%, 06/13/2024	5,602,275

		United Kingdom - 0.1%
	4,762,020	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.500%, 4.74%, 10/03/2023	4,793,783

		United States - 1.7%
	931,656	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/31/2023	936,994
	3,034,792	Asurion LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 11/03/2023	3,059,465

The accompanying notes are an integral part of these financial statements.

235

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.2%(13) - (continued)
		United States - 1.7% - (continued)
$	2,827,913	BCP Raptor LLC 1 Week USD LIBOR + 4.250%, 5.52%, 06/24/2024	$2,857,068
	1,217,526	Berlin Packaging LLC 1 mo. USD LIBOR + 3.250%, 4.53%, 10/01/2021	1,225,903
	4,870,525	Clark Equipment Co. 4.08%, 05/18/2024	4,903,401
	128,101	Community Health Systems, Inc. 3 mo. USD LIBOR + 2.750%, 4.07%, 12/31/2019	125,023
	585,000	Core & Main LP 6 mo. USD LIBOR + 3.000%, 4.46%, 08/01/2024	588,656
	1,140,000	Diamond (BC) B.V. 3 mo. USD LIBOR + 3.000%, 4.32%, 09/06/2024	1,144,480
		First Data Corp.
	2,459,975	1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	2,465,830
	2,174,386	1 mo. USD LIBOR + 2.500%, 3.74%, 04/26/2024	2,182,931
	6,345,000	Golden Entertainment, Inc. 0.00%, 08/15/2024(14)	6,347,665
	3,286,463	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 08/18/2023	3,304,735
	3,494,895	Hostess Brands LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 08/03/2022	3,512,370
	1,940,640	Hyland Software, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 07/01/2022	1,958,435
	3,976,875	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	3,997,396
	2,775,329	Lands' End, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 04/04/2021	2,313,930
	4,075,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/22/2024	4,088,814
	2,860,678	LTS Buyer LLC PRIME + 2.250%, 6.50%, 04/13/2020	2,866,056
	1,365,000	Multi Color Corp. 0.00%, 09/20/2024(14)	1,373,531
	3,276,788	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 05/24/2024	3,292,582
	5,240,400	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 11/15/2023	5,263,667
	2,256,586	Rexnord LLC 3 mo. USD LIBOR + 2.750%, 4.09%, 08/21/2023	2,269,291
	3,397,925	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/15/2022	3,397,925

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.2%(13) - (continued)
		United States - 1.7% - (continued)
		Tribune Media Co.
$	79,474	4.24%, 12/27/2020	$79,549
	990,554	1 mo. USD LIBOR + 3.000%, 4.24%, 01/27/2024	992,100
	1,960,000	USI Holdings Corp. 0.00%, 07/26/2024(14)	1,957,550
	1,835,000	USI, Inc. 3 mo. USD LIBOR + 3.000%, 4.31%, 05/16/2024	1,838,817

			68,344,164

		Total Senior Floating Rate Interests (cost $89,259,958)	$89,262,005

U.S. GOVERNMENT AGENCIES - 0.6%
		United States - 0.6%
		FHLMC - 0.1%
$	3,690,853	1.73%, 09/25/2041(3)(7)	$314,776
	6,087,872	2.21%, 01/25/2042(3)(7)	716,986
	11,435,000	2.02%, 02/25/2041(3)(7)	722,313
	1,025,000	1 mo. USD LIBOR + 4.500%, 5.74%, 02/25/2024(3)	1,183,369

			2,937,444

		SLM Student Loan Trust - 0.5%
$	2,325,600	Nelnet Student Loan Trust 3 mo. USD LIBOR + 1.480%, 2.85%, 04/25/2024(3)	2,345,721
	1,273,305	SLM Student Loan Trust 3 mo. USD LIBOR + 0.750%, 2.12%, 04/25/2023(3)	1,272,112
	2,342,216	Nelnet Student Loan Trust 3 mo. USD LIBOR + 0.350%, 1.68%, 03/25/2026(2)(3)	2,316,487
	2,692,935	SLM Student Loan Trust 3 mo. USD LIBOR + 0.650%, 2.02%, 01/25/2022(3)	2,684,369
	1,000,000	SLC Student Loan Trust 3 mo. USD LIBOR + 0.900%, 2.22%, 06/15/2021(3)	1,001,275
	1,128,384	1 mo. USD LIBOR + 0.400%, 1.64%, 03/25/2025(3)	1,117,100
	44,887	3 mo. USD LIBOR + 0.750%, 2.12%, 01/25/2019(3)	44,911
	1,437,012	Nelnet Student Loan Trust 3 mo. USD LIBOR + 1.650%, 2.97%, 11/25/2024(3)	1,461,414
	3,376,119	3 mo. USD LIBOR + 1.700%, 3.07%, 07/25/2023(3)	3,474,247
	3,892,303	2.87%, 04/25/2023(3)	3,988,354
	475,000	1 mo. USD LIBOR + 0.650%, 1.89%, 05/26/2026(3)	469,111
	1,852,672	1 mo. USD LIBOR + 0.700%, 1.94%, 01/25/2029(3)	1,869,834

			22,044,935

			24,982,379

		Total U.S. Government Agencies (cost $24,503,260)	$24,982,379

The accompanying notes are an integral part of these financial statements.

236

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 14.2%
		United States - 14.2%
		U.S. Treasury Bonds - 2.3%
$	46,045,000	0.00%, 08/15/2045(15)	$20,386,446
	38,200,000	0.00%, 11/15/2045(15)(16)	16,783,958
	37,875,000	2.50%, 02/15/2046(16)	35,121,665
	19,080,000	3.00%, 02/15/2047	19,557,745

			91,849,814

		U.S. Treasury Notes - 11.9%
	110,470,000	0.63%, 04/30/2018(17)	110,094,574
	137,525,000	0.75%, 01/31/2018	137,371,647
	21,050,000	1.00%, 09/30/2019	20,818,944
	132,735,000	1.25%, 01/31/2019(17)	132,283,908
	82,860,000	1.38%, 04/30/2020(16)	82,241,787

			482,810,860

			574,660,674

		Total U.S. Government Securities (cost $575,573,735)	$574,660,674

CONVERTIBLE BONDS - 0.5%
		Commercial Services - 0.0%
	1,600,000	Cardtronics, Inc. 1.00%, 12/01/2020	$1,476,000

		Diversified Financial Services - 0.0%
	450,000	Blackhawk Network Holdings, Inc. 1.50%, 01/15/2022	450,281

		Media - 0.2%
		DISH Network Corp.
	3,780,000	2.38%, 03/15/2024(2)	3,631,163
	2,525,000	3.38%, 08/15/2026	2,715,953
	188,000	Liberty Media Corp-Liberty Formula One 1.00%, 01/30/2023(2)	224,190

			6,571,306

		Oil & Gas - 0.0%
	1,155,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	181,913

		Oil & Gas Services - 0.0%
	1,388,000	Weatherford International Ltd. 5.88%, 07/01/2021	1,400,145

		Semiconductors - 0.1%
		Microchip Technology, Inc.
	435,000	1.63%, 02/15/2025	799,584
	392,000	1.63%, 02/15/2027(2)	493,675
	450,000	2.25%, 02/15/2037(2)	570,375

			1,863,634

		Software - 0.2%
	2,189,000	salesforce.com, Inc. 0.25%, 04/01/2018	3,362,851
	4,397,000	ServiceNow, Inc. 0.00%, 06/01/2022(2)(15)	4,930,136

			8,292,987

		Total Convertible Bonds (cost $20,468,968)	$20,236,266

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 0.0%
	United States - 0.0%
21,100	GMAC Capital Trust Series 2 3 mo. USD LIBOR + 5.785%, 7.10%(3)	$554,086

	Total Preferred Stocks (cost $552,899)	$554,086

CONVERTIBLE PREFERRED STOCKS - 0.1%
	United States - 0.1%
18,000	Mandatory Exchangeable Trust 5.75%(2)	$3,771,450

	Total Convertible Preferred Stocks (cost $2,981,696)	$3,771,450

	Total Long-Term Investments (cost $3,917,841,959)	$3,935,661,300

SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.7%
28,231,644	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(18)	$28,231,644

	Total Short-Term Investments (cost $28,231,644)	$28,231,644

Total Investments Excluding Purchased Options (cost $3,946,073,603)	98.0%	$3,963,892,944

Total Purchased Options (cost $2,637,920)	0.0%	$834,118

Total Investments (cost $3,948,711,523)	98.0%	$3,964,727,062
Other Assets and Liabilities	2.0%	80,634,396

Total Net Assets	100.0%	$4,045,361,458

The accompanying notes are an integral part of these financial statements.

237

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Non-income producing.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $905,052,799, which represented 22.4% of total net assets.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $908,666,849, which represented 22.5% of total net assets.

(5)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(7)	Securities disclosed are interest-only strips.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(10)	Investment valued using significant unobservable inputs.

(11)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(12)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

(13)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(14)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(15)	Security is a zero-coupon bond.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(18)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

238

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Option Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Notional Amount	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/CNH Put	JPM	8.00 CNH per USD	12/07/17	USD	575,000	575,000	$—	$64,975	$(64,975)
USD Call/CNH Put	JPM	8.00 CNH per USD	12/07/17	USD	575,000	575,000	—	64,688	(64,688)
USD Call/CNH Put	SCB	8.00 CNH per USD	12/11/17	USD	774,000	774,000	—	103,716	(103,716)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/11/21	USD	4,151,000	4,151,000	127,934	198,377	(70,443)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/12/21	USD	4,151,000	4,151,000	127,950	198,002	(70,052)
USD Call/JPY Put	BOA	115.00 JPY per USD	03/12/21	USD	5,530,000	5,530,000	170,457	243,320	(72,863)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/12/21	USD	5,531,000	5,531,000	170,487	216,981	(46,494)
USD Call/SGD Put	JPM	1.50 SGD per USD	12/11/17	USD	3,788,000	3,788,000	4	52,653	(52,649)

Total Calls						25,075,000	$596,832	$1,142,712	$(545,880)

Puts
EUR Put/USD Call	JPM	0.90 USD per EUR	01/08/18	EUR	68,696,000	68,696,000	$—	$143,873	$(143,873)
GBP Put/SEK Call	GSC	10.50 SEK per GBP	03/27/18	GBP	3,205,000	3,205,000	22,859	56,491	(33,632)
GBP Put/SEK Call	GSC	10.50 SEK per GBP	03/27/18	GBP	3,205,000	3,205,000	22,858	53,478	(30,620)
GBP Put/USD Call	GSC	1.15 USD per GBP	12/05/17	GBP	327,000	327,000	107	58,013	(57,906)
GBP Put/USD Call	GSC	1.15 USD per GBP	12/05/17	GBP	328,000	328,000	107	59,061	(58,954)

Total Puts						75,761,000	$45,931	$370,916	$(324,985)

Total purchased option contracts						100,836,000	$642,763	$1,513,628	$(870,865)

Written option contracts:
Calls
USD Call/JPY Put	GSC	140.00 JPY per USD	03/11/21	USD	(4,151,000)	(4,151,000)	$(30,431)	$(82,771)	$52,340
USD Call/JPY Put	GSC	140.00 JPY per USD	03/12/21	USD	(5,531,000)	(5,531,000)	(40,581)	(90,598)	50,017
USD Call/JPY Put	BOA	140.00 JPY per USD	03/12/21	USD	(5,530,000)	(5,530,000)	(40,574)	(106,287)	65,713
USD Call/JPY Put	GSC	140.00 JPY per USD	03/12/21	USD	(4,151,000)	(4,151,000)	(30,456)	(83,850)	53,394

Total Calls						(19,363,000)	$(142,042)	$(363,506)	$221,464

Total written option contracts						(19,363,000)	$(142,042)	$(363,506)	$221,464

OTC Swaption Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Months LIBOR USD-BBA Interest Rate Swap Expiring 11/15/2027	MSC	2.40%	Pay	11/10/17	USD	8,350,000	8,350,000	$55,150	$148,630	$(93,480)
3 Months LIBOR USD-BBA Interest Rate Swap Expiring 11/15/2027	JPM	2.23%	Receive	11/13/17	USD	23,935,000	23,935,000	18,775	294,401	(275,626)

Total Calls							32,285,000	$73,925	$443,031	$(369,106)

Puts
3 Months LIBOR USD BBA Interest Rate Swap Expiring 11/14/2027	MSC	2.40%	Pay	11/10/17	USD	8,350,000	8,350,000	$11,858	$148,630	$(136,772)
3 Months LIBOR USD-BBA Interest Rate Swap Expiring 11/15/2027	JPM	2.54%	Pay	11/13/17	USD	23,935,000	23,935,000	4,303	284,827	(280,524)
6 Months LIBOR JPY-BBA Interest Rates Swap Expiring 11/26/2038	JPM	0.93%	Pay	11/21/18	JPY	1,100,450,000	1,100,450,000	101,269	247,804	(146,535)

Total Puts							1,132,735,000	$117,430	$681,261	$(563,831)

Total purchased swaption contracts							1,165,020,000	$191,355	$1,124,292	$(932,937)

The accompanying notes are an integral part of these financial statements.

239

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount		Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	449	12/15/2017	$	44,279,327	$385,252
Australian 3-Year Bond Future	6	12/15/2017		512,437	568
Canadian Government 10-Year Bond Future	2,982	12/18/2017		317,662,398	1,105,190
Euro BUXL 30-Year Bond Future	133	12/07/2017		25,736,138	364,661
Euro-BTP Future	431	12/07/2017		70,081,178	1,392,429
U.S. Treasury 10-Year Note Future	308	12/19/2017		38,480,750	31,077
U.S. Treasury Ultra Bond Future	175	12/19/2017		28,836,719	131,563

Total					$3,410,740

Short position contracts:
Euro-BOBL Future	369	12/07/2017	$	56,642,927	$(168,642)
Euro-Bund Future	1,048	12/07/2017		198,679,061	(1,932,251)
Euro-OAT Future	281	12/07/2017		51,540,234	(741,280)
Eurodollar 3-Month Future	359	09/17/2018		88,094,113	143,205
Long Gilt Future	1,742	12/27/2017		287,654,527	(1,084,654)
U.S. Treasury 10-Year Ultra Bond Future	472	12/19/2017		63,211,125	612,253
U.S. Treasury 2-Year Note Future	268	12/29/2017		57,716,313	7,699
U.S. Treasury 5-Year Note Future	8,905	12/29/2017		1,043,554,688	2,851,203
U.S. Treasury Long Bond Future	105	12/19/2017		16,009,219	16,215

Total					$(296,252)

Total futures contracts					$3,114,488

OTC Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.A.7	JPM	USD	1,645,000	(2.00%)	01/17/47	Monthly	$62,366	$—	$51,373	$(10,993)
CMBX.NA.AS.7	CSI	USD	9,350,000	(1.00%)	01/17/47	Monthly	166,794	—	(98,637)	(265,431)
CMBX.NA.BBB.7	CSI	USD	5,165,000	(3.00%)	01/17/47	Monthly	490,748	—	599,882	109,134
CMBX.NA.BBB.7	MSC	USD	1,105,000	(3.00%)	01/17/47	Monthly	105,000	—	128,339	23,339
ITRAXX.SEN.FIN.28	JPM	EUR	23,150,000	(1.00%)	12/20/22	Quarterly	—	(605,871)	(695,855)	(89,984)
ITRAXX.SEN.FIN.28	JPM	EUR	23,150,000	(1.00%)	12/20/22	Quarterly	—	(593,386)	(695,855)	(102,469)

Total							$824,908	$(1,199,257)	$(710,753)	$(336,404)

Sell protection:
CMBX.NA.BB.6	MSC	USD	1,530,000	5.00%	05/11/63	Monthly	$—	$(278,072)	$(400,458)	$(122,386)
CMBX.NA.BB.6	GSC	USD	4,125,000	5.00%	05/11/63	Monthly	—	(823,083)	(1,080,363)	(257,280)
CMBX.NA.BB.6	JPM	USD	3,220,000	5.00%	05/11/63	Monthly	—	(546,282)	(842,793)	(296,511)
CMBX.NA.BB.8	CSI	USD	2,645,000	5.00%	10/17/57	Monthly	—	(704,352)	(648,837)	55,515
CMBX.NA.BBB.6	CSI	USD	3,220,000	3.00%	05/11/63	Monthly	—	(455,262)	(537,383)	(82,121)
CMBX.NA.BBB.6	CSI	USD	3,175,000	3.00%	05/11/63	Monthly	—	(436,984)	(529,873)	(92,889)
ITRAXX.SEN.FIN.27	JPM	EUR	25,625,000	1.00%	06/20/22	Quarterly	750,964	—	857,829	106,865
ITRAXX.SEN.FIN.27	JPM	EUR	25,625,000	1.00%	06/20/22	Quarterly	760,327	—	857,829	97,502

Total							$1,511,291	$(3,244,035)	$(2,324,049)	$(591,305)

Total traded indices							$2,336,199	$(4,443,292)	$(3,034,802)	$(927,709)

The accompanying notes are an integral part of these financial statements.

240

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Credit Default Swap Contracts Outstanding at October 31, 2017 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Alcoa, Inc.	GSC	USD	3,760,000	(1.00%)	12/20/21	Quarterly	$212,934	$—	$(14,347)	$(227,281)
American Axle & Manufacturing, Inc.	JPM	USD	1,860,000	(5.00%)	12/20/22	Quarterly	—	(128,402)	(212,257)	(83,855)
Best Buy Co., Inc.	GSC	USD	3,585,000	(5.00%)	12/20/22	Quarterly	—	(651,000)	(671,870)	(20,870)
BHP Billiton Ltd.	DEUT	USD	2,050,000	(1.00%)	12/20/22	Quarterly	—	(43,525)	(51,129)	(7,604)
CenturyLink, Inc.	MSC	USD	1,980,000	(1.00%)	12/20/22	Quarterly	271,636	—	219,462	(52,174)
Cox Communications, Inc.	BNP	USD	4,290,000	(1.00%)	12/20/22	Quarterly	—	(41,335)	(63,528)	(22,193)
Danone S.A.	BCLY	EUR	5,275,000	(1.00%)	12/20/22	Quarterly	—	(175,457)	(227,721)	(52,264)
Dell, Inc.	JPM	USD	7,130,000	(1.00%)	12/20/22	Quarterly	482,149	—	289,913	(192,236)
Gap, Inc.	MSC	USD	1,825,000	(1.00%)	12/20/22	Quarterly	83,512	—	56,745	(26,767)
Ineos Group Holdings S.A.	GSC	EUR	3,410,000	(5.00%)	12/20/22	Quarterly	—	(516,654)	(638,953)	(122,299)
International Business Machines Corp.	BOA	USD	4,060,000	(1.00%)	12/20/22	Quarterly	—	(125,544)	(139,445)	(13,901)
iStar, Inc.	GSC	USD	2,900,000	(5.00%)	12/20/22	Quarterly	—	(323,379)	(409,603)	(86,224)
Kohl's Corp.	CBK	USD	2,030,000	(1.00%)	12/20/22	Quarterly	79,464	—	101,801	22,337
Kohl's Corp.	MSC	USD	1,850,000	(1.00%)	12/20/22	Quarterly	72,418	—	92,775	20,357
Koninklijke KPN N.V.	CSI	EUR	2,350,000	(1.00%)	06/20/22	Quarterly	—	(15,760)	(67,751)	(51,991)
Macy's Inc.	CBK	USD	5,200,000	(1.00%)	12/20/22	Quarterly	375,510	—	505,146	129,636
MDC Holdings, Inc.	JPM	USD	3,075,000	(1.00%)	03/20/20	Quarterly	51,902	—	(61,007)	(112,909)
Peugeot S.A.	JPM	EUR	3,280,000	(5.00%)	12/20/22	Quarterly	—	(746,212)	(801,203)	(54,991)
Pitney Bowes, Inc.	GSC	USD	3,830,000	(1.00%)	12/20/22	Quarterly	239,622	—	262,981	23,359
Target Corp.	CBK	USD	1,860,000	(1.00%)	12/20/22	Quarterly	—	(26,999)	(46,887)	(19,888)
Telecom Italia S.p.A.	MSC	EUR	3,245,000	(1.00%)	12/20/22	Quarterly	90,674	—	14,690	(75,984)
Tenet Healthcare Corp.	MSC	USD	3,275,000	(5.00%)	12/20/17	Quarterly	—	(13,374)	(36,590)	(23,216)
Uniti Group, Inc.	JPM	USD	2,960,000	(5.00%)	12/20/20	Quarterly	129,249	—	28,744	(100,505)
Verizon Communications, Inc.	CBK	USD	3,685,000	(1.00%)	12/20/22	Quarterly	—	(48,077)	(65,333)	(17,256)
Vodafone Group plc	CSI	EUR	3,885,000	(1.00%)	06/20/22	Quarterly	—	(26,095)	(112,005)	(85,910)
Vodafone Group plc	BNP	EUR	4,115,000	(1.00%)	06/20/22	Quarterly	—	(27,640)	(118,637)	(90,997)
Windstream Corp.	BCLY	USD	3,760,000	(5.00%)	12/20/21	Quarterly	100,393	—	995,346	894,953

Total							$2,189,463	$(2,909,453)	$(1,170,663)	$(450,673)

Credit default swaps on single-name issues:
Sell protection:
AcelorMittal	GSC	EUR	2,765,000	5.00%	06/20/22	Quarterly	$327,044	$—	$581,621	$254,577
AcelorMittal	BOA	EUR	1,195,000	5.00%	06/20/22	Quarterly	133,919	—	251,370	117,451
AcelorMittal	MSC	EUR	2,515,000	5.00%	06/20/22	Quarterly	420,276	—	529,034	108,758
CalAtlantic Group, Inc.	JPM	USD	4,230,000	5.00%	12/20/22	Quarterly	747,180	—	898,025	150,845
Koninklijke KPN N.V.	BCLY	EUR	4,115,000	1.00%	06/20/22	Quarterly	23,671	—	129,069	105,398
Koninklijke KPN N.V.	CSI	EUR	3,885,000	1.00%	06/20/22	Quarterly	22,347	—	121,854	99,507
Liberty Interactive LLC	GSC	USD	1,425,000	5.00%	03/20/20	Quarterly	78,889	—	160,373	81,484
Liberty Interactive LLC	BCLY	USD	850,000	5.00%	03/20/20	Quarterly	40,537	—	95,661	55,124
Vodafone Group plc	CSI	EUR	2,375,000	1.00%	06/20/22	Quarterly	13,640	—	74,493	60,853

Total							$1,807,503	$—	$2,841,500	$1,033,997

Total single-name issues							$3,996,966	$(2,909,453)	$1,670,837	$583,324

Total OTC contracts							$6,333,165	$(7,352,745)	$(1,363,965)	$(344,385)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

241

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.29	USD	17,490,000	(5.00%)	12/20/22	Quarterly	$(1,487,783)	$(1,526,811)	$(39,028)
ITRAXX.EUR.27	EUR	74,875,000	(1.00%)	06/20/22	Quarterly	(1,442,346)	(2,436,650)	(994,304)
ITRAXX.XOV.28	EUR	24,625,000	(5.00%)	12/20/22	Quarterly	(3,473,900)	(3,801,851)	(327,951)

Total						$(6,404,029)	$(7,765,312)	$(1,361,283)

Credit default swaps on indices:
Sell protection:
CDX.NA.IG.29.V1	USD	70,475,000	1.00%	12/20/22	Quarterly	$(1,405,781)	$(1,684,052)	$(278,271)
ITRAXX.XOV.27	EUR	15,625,000	5.00%	06/20/22	Quarterly	2,228,595	2,542,349	313,754

Total						$822,814	$858,297	$35,483

Total						$(5,581,215)	$(6,907,015)	$(1,325,800)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2017
Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
CBK	3M SEK STIBOR	0.38% Fixed	SEK	149,845,000	03/20/22	Annual	$—	$—	$(74,366)	$(74,366)
DEUT	1.94% Fixed	3M KRW KSDA	KRW	14,034,130,000	03/21/28	Quarterly	26,550	—	410,267	383,717
DEUT	1.94% Fixed	3M KRW KSDA	KRW	14,064,025,000	03/21/28	Quarterly	122,959	—	411,141	288,182
DEUT	3M NZD Bank Bill	2.31% Fixed	NZD	26,605,000	03/20/22	Semi-Annual	—	—	(228,956)	(228,956)
JPM	1.94% Fixed	3M KRW KSDA	KRW	10,526,095,000	03/21/28	Quarterly	19,971	—	307,714	287,743
JPM	1.94% Fixed	3M KRW KSDA	KRW	10,777,265,000	03/21/28	Quarterly	93,254	—	315,057	221,803

Total							$262,734	$—	$1,140,857	$878,123

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3M CAD CDOR	1.83% Fixed	CAD	24,589,000	09/18/22	Semi-Annual	$—	$—	$185,825	$185,825
3M CAD CDOR	2.25% Fixed	CAD	17,445,000	03/21/23	Semi-Annual	—	(37,018)	(104,343)	(67,325)
3M CAD CDOR	2.17% Fixed	CAD	58,485,000	09/20/27	Semi-Annual	—	(106,796)	(444,796)	(338,000)
3M CAD CDOR	2.21% Fixed	CAD	19,060,000	09/21/27	Semi-Annual	—	—	227,367	227,367
3M CAD CDOR	1.75% Fixed	CAD	8,055,000	03/21/28	Semi-Annual	381,899	—	335,404	(46,495)
3M NZD Bank Bill	2.90% Fixed	NZD	156,630,000	12/18/21	Semi-Annual	109,415	—	(5,447)	(114,862)
3M NZD Bank Bill	2.71% Fixed	NZD	38,975,000	03/21/23	Semi-Annual	—	—	(19,333)	(19,333)
3M NZD Bank Bill	3.16% Fixed	NZD	9,405,000	03/21/28	Semi-Annual	—	—	(36,217)	(36,217)
3M SEK STIBOR	2.13% Fixed	SEK	99,808,000	09/21/27	Annual	—	—	82,022	82,022
3M SEK STIBOR	0.52% Fixed	SEK	212,130,000	03/21/23	Annual	—	—	14,610	14,610
3M SEK STIBOR	1.29% Fixed	SEK	48,580,000	03/21/28	Annual	—	—	14,921	14,921
3M USD LIBOR	1.81% Fixed	USD	46,350,000	11/30/21	Semi-Annual	31,954	—	(304,348)	(336,302)
3M USD LIBOR	2.42% Fixed	USD	19,099,000	09/18/22	Semi-Annual	—	—	(90,876)	(90,876)
3M USD LIBOR	1.86% Fixed	USD	13,800,000	03/21/23	Semi-Annual	—	(1,014)	190,474	191,488
3M USD LIBOR	2.64% Fixed	USD	13,600,000	03/16/27	Semi-Annual	—	—	(31,727)	(31,727)
3M USD LIBOR	2.14% Fixed	USD	6,615,000	03/21/28	Semi-Annual	1,242	—	150,098	148,856
3M USD LIBOR	2.43% Fixed	USD	19,340,000	02/15/46	Semi-Annual	16,566	—	576,492	559,926
3M USD LIBOR	2.51% Fixed	USD	15,480,000	02/15/46	Semi-Annual	—	—	189,875	189,875
6M AUD BBSW	2.77% Fixed	AUD	547,885,000	12/18/21	Semi-Annual	498,947	—	(198,663)	(697,610)
6M AUD BBSW	2.65% Fixed	AUD	18,905,000	03/21/23	Semi-Annual	—	—	87,650	87,650

The accompanying notes are an integral part of these financial statements.

242

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017 - (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
6M AUD BBSW	2.55% Fixed	AUD	17,410,000	03/21/23	Semi-Annual	$—	$—	$20,678	$20,678
6M AUD BBSW	3.10% Fixed	AUD	20,280,000	09/21/27	Semi-Annual	—	—	125,052	125,052
6M EUR EURIBOR	0.62% Fixed	EUR	16,558,000	09/18/22	Annual	—	—	117,347	117,347
6M EUR EURIBOR	0.27% Fixed	EUR	10,970,000	03/21/23	Annual	—	—	12,202	12,202
6M EUR EURIBOR	0.72% Fixed	EUR	14,900,000	08/14/26	Annual	—	—	20,902	20,902
6M EUR EURIBOR	0.92% Fixed	EUR	13,980,000	12/20/27	Annual	—	—	(93,463)	(93,463)
6M EUR EURIBOR	0.90% Fixed	EUR	5,050,000	03/21/28	Annual	—	—	(9,302)	(9,302)
6M GBP LIBOR	1.25% Fixed	GBP	156,005,000	12/18/21	Semi-Annual	96,995	—	(39,038)	(136,033)
6M GBP LIBOR	1.28% Fixed	GBP	14,450,000	03/20/22	Semi-Annual	—	—	(47,231)	(47,231)
6M GBP LIBOR	0.89% Fixed	GBP	10,170,000	03/21/23	Semi-Annual	—	—	187,934	187,934
6M GBP LIBOR	1.56% Fixed	GBP	10,760,000	03/15/28	Semi-Annual	—	—	86,156	86,156
6M GBP LIBOR	1.20% Fixed	GBP	4,730,000	03/21/28	Semi-Annual	—	—	133,439	133,439
6M JPY LIBOR	0.15% Fixed	JPY	1,823,130,000	03/20/22	Semi-Annual	—	—	124,585	124,585
6M JPY LIBOR	0.27% Fixed	JPY	642,805,000	03/22/28	Semi-Annual	—	—	24,444	24,444
6M JPY LIBOR	1.09% Fixed	JPY	4,649,055,000	12/15/37	Semi-Annual	402,096	—	512,727	110,631
6M NOK NIBOR	1.80% Fixed	NOK	166,100,000	09/18/22	Annual	—	—	47,628	47,628
6M NOK NIBOR	1.47% Fixed	NOK	106,030,000	03/21/23	Annual	—	—	(57,753)	(57,753)
6M NOK NIBOR	1.98% Fixed	NOK	141,295,000	12/20/27	Annual	—	—	41,719	41,719
6M NOK NIBOR	1.89% Fixed	NOK	49,860,000	03/21/28	Annual	—	—	(57,569)	(57,569)
6M PLN WIBOR	2.32% Fixed	PLN	198,800,000	12/20/22	Annual	121,993	—	628,624	506,631
6M PLN WIBOR	2.28% Fixed	PLN	90,200,000	12/20/22	Annual	—	—	337,099	337,099

Total						$1,661,107	$(144,828)	$2,935,168	$1,418,889

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,075,000	AUD	1,608,366	USD	JPM	11/07/17	$—	$(20,369)
1,435,000	AUD	1,131,538	USD	CIBC	11/07/17	—	(33,332)
1,885,000	AUD	1,476,561	USD	BCLY	11/07/17	—	(33,971)
5,185,000	AUD	4,040,142	USD	SSG	11/07/17	—	(72,062)
197,126,000	AUD	150,939,378	USD	DEUT	11/07/17	—	(78,879)
4,938,000	AUD	3,860,049	USD	JPM	11/07/17	—	(80,999)
5,126,000	AUD	4,007,302	USD	HSBC	11/07/17	—	(84,375)
5,145,000	AUD	4,023,097	USD	CBK	11/07/17	—	(85,629)
54,860,000	AUD	42,982,810	USD	JPM	11/07/17	—	(998,460)
198,000	AUD	151,561	USD	DEUT	12/06/17	—	(78)
9,585,000	BRL	2,925,021	USD	MSC	11/03/17	3,473	—
7,040,000	BRL	2,148,372	USD	HSBC	11/03/17	2,551	—
381,000	BRL	116,268	USD	GSC	11/03/17	138	—
9,169,000	BRL	2,821,231	USD	GSC	11/03/17	—	(19,838)
3,586,000	BRL	1,123,610	USD	JPM	11/03/17	—	(27,983)
4,435,000	BRL	1,407,936	USD	DEUT	11/03/17	—	(52,916)
13,530,000	BRL	4,218,304	USD	DEUT	11/03/17	—	(84,500)
2,480,000	CAD	1,935,126	USD	BOA	11/07/17	—	(12,676)
1,260,000	CAD	1,009,687	USD	MSC	11/07/17	—	(32,958)
2,512,000	CAD	2,016,495	USD	JPM	11/07/17	—	(69,238)
2,512,000	CAD	2,017,580	USD	JPM	11/07/17	—	(70,323)
5,110,000	CAD	4,040,021	USD	RBC	11/07/17	—	(78,842)
3,730,000	CAD	2,989,331	USD	UBS	11/07/17	—	(97,903)
5,055,000	CAD	4,046,458	USD	GSC	11/07/17	—	(127,914)
17,160,000	CAD	13,755,588	USD	GSC	11/07/17	—	(453,469)
4,030,000	CHF	4,031,847	USD	JPM	11/07/17	9,388	—
7,863,000	CHF	8,069,913	USD	JPM	11/07/17	—	(184,992)
1,111,800,000	CLP	1,778,880	USD	HSBC	11/07/17	—	(32,209)
8,057,000	CNH	1,209,288	USD	JPM	12/20/17	1,433	—

The accompanying notes are an integral part of these financial statements.

243

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
7,961,000	CNH	1,206,925	USD	JPM	12/20/17	$—	$(10,631)
8,000,000	CNH	1,213,445	USD	JPM	12/20/17	—	(11,290)
113,329,000	CNH	17,152,349	USD	JPM	12/20/17	—	(122,473)
2,369,200,000	COP	805,166	USD	HSBC	11/07/17	—	(26,885)
2,968,100,000	COP	1,007,160	USD	UBS	11/07/17	—	(32,141)
2,968,100,000	COP	1,007,502	USD	GSC	11/07/17	—	(32,482)
4,172,600,000	COP	1,414,393	USD	DEUT	11/07/17	—	(43,696)
220,000	CZK	9,959	USD	CBK	11/07/17	32	—
26,650,000	CZK	1,217,278	USD	CBK	11/07/17	—	(7,076)
35,100,000	CZK	1,611,607	USD	CBK	11/07/17	—	(17,681)
2,130,135,000	DKK	332,444,011	USD	CBK	11/07/17	1,132,311	—
173,033,000	EUR	201,514,232	USD	CBK	11/07/17	115,846	—
14,300,000	EUR	16,608,735	USD	JPM	11/07/17	54,619	—
9,763,000	EUR	11,329,874	USD	JPM	11/07/17	46,652	—
3,455,000	EUR	4,013,867	USD	JPM	11/07/17	12,139	—
1,704,000	EUR	1,985,024	USD	BNP	11/07/17	596	—
1,704,000	EUR	1,996,200	USD	JPM	11/07/17	—	(10,581)
1,704,000	EUR	2,003,025	USD	JPM	11/07/17	—	(17,406)
1,704,000	EUR	2,003,884	USD	CBK	11/07/17	—	(18,264)
1,838,000	EUR	2,160,683	USD	JPM	11/07/17	—	(18,918)
1,375,000	EUR	1,622,482	USD	JPM	11/07/17	—	(20,237)
1,641,000	EUR	1,932,742	USD	CBK	11/07/17	—	(20,535)
1,719,000	EUR	2,025,994	USD	CBK	11/07/17	—	(22,896)
1,719,000	EUR	2,027,041	USD	JPM	11/07/17	—	(23,943)
5,136,000	EUR	6,011,554	USD	JPM	11/07/17	—	(26,730)
1,719,000	EUR	2,030,808	USD	JPM	11/07/17	—	(27,709)
5,136,000	EUR	6,014,728	USD	CBK	11/07/17	—	(29,904)
1,704,000	EUR	2,016,720	USD	CBK	11/07/17	—	(31,101)
1,719,000	EUR	2,034,758	USD	JPM	11/07/17	—	(31,660)
3,440,000	EUR	4,046,586	USD	JPM	11/07/17	—	(38,058)
3,430,000	EUR	4,057,693	USD	JPM	11/07/17	—	(60,819)
3,438,000	EUR	4,075,003	USD	JPM	11/07/17	—	(68,806)
5,140,000	EUR	6,059,688	USD	MSC	11/07/17	—	(70,203)
5,135,000	EUR	6,064,614	USD	CBK	11/07/17	—	(80,955)
9,846,000	EUR	11,597,850	USD	JPM	11/07/17	—	(124,606)
13,750,000	EUR	16,170,619	USD	JPM	11/07/17	—	(148,163)
10,273,000	EUR	12,141,525	USD	CBK	11/07/17	—	(170,712)
24,063,000	EUR	28,281,485	USD	JPM	11/07/17	—	(241,605)
22,974,000	EUR	27,046,647	USD	JPM	11/07/17	—	(275,745)
32,820,000	EUR	38,658,514	USD	JPM	11/07/17	—	(414,369)
68,873,000	EUR	81,376,893	USD	CBK	11/07/17	—	(1,121,287)
68,872,000	EUR	81,494,929	USD	BCLY	11/07/17	—	(1,240,488)
35,705,000	EUR	41,644,348	USD	CBK	12/06/17	31,983	—
3,435,000	EUR	4,004,018	USD	JPM	12/06/17	5,454	—
3,475,000	EUR	4,050,986	USD	CBK	12/06/17	5,176	—
24,518,000	GBP	32,208,022	USD	CBK	11/07/17	361,935	—
12,259,000	GBP	16,091,298	USD	HSBC	11/07/17	193,680	—
6,130,000	GBP	8,030,907	USD	CBK	11/07/17	112,246	—
76,514,000	GBP	101,549,381	USD	DEUT	11/07/17	92,582	—
6,130,000	GBP	8,051,246	USD	JPM	11/07/17	91,907	—
19,717,000	GBP	26,115,107	USD	JPM	11/07/17	77,153	—
3,066,000	GBP	4,021,258	USD	CBK	11/07/17	51,647	—
3,065,000	GBP	4,025,850	USD	CBK	11/07/17	45,727	—
5,610,000	GBP	7,409,015	USD	JPM	11/07/17	43,365	—
2,405,000	GBP	3,172,209	USD	CBK	11/07/17	22,617	—
1,533,000	GBP	2,017,377	USD	JPM	11/07/17	19,075	—
3,065,000	GBP	4,053,201	USD	BNP	11/07/17	18,375	—
1,533,000	GBP	2,020,877	USD	HSBC	11/07/17	15,575	—
1,533,000	GBP	2,021,728	USD	JPM	11/07/17	14,724	—

The accompanying notes are an integral part of these financial statements.

244

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
3,080,000	GBP	4,082,386	USD	BOA	11/07/17	$9,117	$—
7,072,000	GBP	9,390,530	USD	JPM	11/07/17	3,986	—
1,533,000	GBP	2,034,003	USD	JPM	11/07/17	2,450	—
8,015,000	GBP	10,659,148	USD	CBK	11/07/17	—	(11,942)
323,000	GBP	423,320	USD	SSG	11/30/17	6,048	—
2,385,000	GBP	3,145,290	USD	BMO	12/06/17	25,824	—
3,080,000	GBP	4,072,515	USD	JPM	12/06/17	22,677	—
1,164,700,000	HUF	4,355,647	USD	CBK	11/07/17	2,639	—
315,000,000	HUF	1,205,150	USD	MSC	11/07/17	—	(26,426)
289,900,000	HUF	1,111,693	USD	BCLY	11/07/17	—	(26,893)
353,300,000	HUF	1,320,859	USD	CBK	12/06/17	2,921	—
58,318,000,000	IDR	4,294,087	USD	BCLY	11/07/17	3,481	—
10,547,000	ILS	2,980,455	USD	CBK	11/07/17	15,375	—
2,830,000	ILS	807,446	USD	CBK	11/07/17	—	(3,596)
3,535,000	ILS	1,013,420	USD	CBK	11/07/17	—	(9,318)
9,847,000	ILS	2,797,642	USD	GSC	12/06/17	2,164	—
79,130,000	INR	1,205,423	USD	JPM	11/07/17	15,130	—
65,350,000	INR	1,003,686	USD	SCB	11/07/17	4,315	—
262,510,000	INR	4,047,177	USD	SCB	11/07/17	1,951	—
223,140,000	INR	3,440,413	USD	UBS	11/07/17	1,446	—
169,429,000	INR	2,600,639	USD	JPM	12/06/17	2,667	—
117,865,000	INR	1,814,134	USD	UBS	12/06/17	—	(3,118)
117,865,000	INR	1,814,173	USD	HSBC	12/06/17	—	(3,157)
460,800,000	JPY	4,049,914	USD	SSG	11/07/17	3,823	—
458,600,000	JPY	4,035,970	USD	CBK	11/07/17	—	(1,587)
453,620,000	JPY	4,012,882	USD	MSC	11/07/17	—	(22,309)
453,300,000	JPY	4,025,968	USD	BCLY	11/07/17	—	(38,210)
452,300,000	JPY	4,028,494	USD	JPM	11/07/17	—	(49,533)
877,220,000	JPY	7,779,014	USD	JPM	11/07/17	—	(61,960)
1,315,830,000	JPY	11,658,235	USD	JPM	11/07/17	—	(82,653)
137,800,000	JPY	1,215,879	USD	CBK	12/06/17	—	(1,908)
621,840,000	JPY	5,489,620	USD	BOA	12/06/17	—	(11,420)
459,400,000	JPY	4,066,995	USD	CBK	12/06/17	—	(19,837)
1,847,080,000	KRW	1,613,170	USD	CBK	11/07/17	35,552	—
2,059,530,000	KRW	1,818,248	USD	UBS	11/07/17	20,109	—
1,265,810,000	KRW	1,111,481	USD	SCB	11/07/17	18,394	—
2,049,030,000	KRW	1,810,897	USD	HSBC	11/07/17	18,088	—
914,470,000	KRW	807,479	USD	BOA	11/07/17	8,786	—
1,828,340,000	KRW	1,623,748	USD	CSFB	11/07/17	8,247	—
1,223,790,000	KRW	1,088,133	USD	BCLY	11/07/17	4,235	—
2,334,000	MXN	127,530	USD	DEUT	11/07/17	—	(5,940)
77,440,000	MXN	4,042,493	USD	CBK	11/07/17	—	(8,245)
28,575,000	MXN	1,497,771	USD	BNP	11/07/17	—	(9,153)
30,480,000	MXN	1,597,258	USD	JPM	11/07/17	—	(9,399)
28,575,000	MXN	1,498,246	USD	CBK	11/07/17	—	(9,628)
41,620,000	MXN	2,200,343	USD	BNP	11/07/17	—	(32,143)
77,440,000	MXN	4,071,018	USD	SSG	11/07/17	—	(36,770)
220,745,000	MXN	11,579,883	USD	SSG	11/07/17	—	(80,143)
220,745,000	MXN	11,694,771	USD	CBK	11/07/17	—	(195,030)
209,548,000	MXN	11,405,509	USD	SSG	11/07/17	—	(489,077)
11,520,000	NOK	1,406,805	USD	JPM	11/07/17	3,810	—
3,279,000	NOK	398,806	USD	UBS	11/07/17	2,705	—
2,423,454,000	NOK	296,766,427	USD	MSC	11/07/17	—	(16,352)
6,420,000	NOK	804,369	USD	GSC	11/07/17	—	(18,245)
8,230,000	NOK	1,036,668	USD	CBK	11/07/17	—	(28,911)
16,082,000	NOK	2,007,302	USD	JPM	11/07/17	—	(38,073)
50,610,000	NOK	6,235,694	USD	JPM	11/07/17	—	(38,538)
14,830,000	NOK	1,861,788	USD	CBK	11/07/17	—	(45,866)
17,195,000	NOK	2,158,817	USD	JPM	11/07/17	—	(53,303)

The accompanying notes are an integral part of these financial statements.

245

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
32,164,000	NOK	4,012,697	USD	JPM	11/07/17	$—	$(74,240)
32,164,000	NOK	4,042,593	USD	JPM	11/07/17	—	(104,136)
30,824,000	NOK	3,881,480	USD	JPM	11/07/17	—	(107,105)
1,011,166,000	NOK	127,473,699	USD	BOA	11/07/17	—	(3,657,202)
1,032,052,000	NOK	126,463,013	USD	MSC	12/06/17	4,897	—
2,945,000	NZD	2,018,038	USD	SSG	11/07/17	—	(3,068)
2,905,000	NZD	2,008,003	USD	JPM	11/07/17	—	(20,401)
1,130,000	NZD	797,904	USD	CBK	11/07/17	—	(24,758)
365,105,000	NZD	249,830,763	USD	MSC	11/07/17	—	(25,861)
967,000	NZD	693,755	USD	HSBC	11/07/17	—	(32,133)
2,015,000	NZD	1,423,870	USD	MSC	11/07/17	—	(45,206)
2,973,000	NZD	2,087,991	USD	BNP	11/07/17	—	(53,864)
1,717,000	NZD	1,229,475	USD	HSBC	11/07/17	—	(54,703)
2,972,000	NZD	2,088,930	USD	JPM	11/07/17	—	(55,487)
4,028,000	NZD	2,853,081	USD	CBK	11/07/17	—	(97,122)
4,185,000	NZD	2,987,512	USD	CBK	11/07/17	—	(124,135)
5,695,000	NZD	4,033,415	USD	CSFB	11/07/17	—	(136,895)
5,371,000	NZD	3,839,685	USD	CBK	11/07/17	—	(164,846)
5,370,000	NZD	3,849,146	USD	CBK	11/07/17	—	(174,991)
5,580,000	NZD	4,002,596	USD	CBK	11/07/17	—	(184,759)
13,549,000	NZD	9,688,754	USD	JPM	11/07/17	—	(418,526)
3,386,000	PEN	1,033,893	USD	HSBC	11/07/17	7,376	—
7,240,000	PEN	2,224,097	USD	HSBC	11/07/17	2,362	—
9,200,000	PEN	2,829,959	USD	HSBC	11/07/17	—	(757)
8,520,000	PEN	2,623,557	USD	DEUT	11/07/17	—	(3,469)
290,216,000	PLN	79,476,394	USD	GSC	11/07/17	251,962	—
6,585,000	PLN	1,805,693	USD	MSC	11/07/17	3,343	—
2,905,000	PLN	807,514	USD	BCLY	11/07/17	—	(9,450)
2,890,000	PLN	804,758	USD	BCLY	11/07/17	—	(10,815)
44,210,000	PLN	12,224,770	USD	DEUT	11/07/17	—	(79,366)
237,974,000	PLN	65,254,761	USD	MSC	12/06/17	126,807	—
69,850,000	RUB	1,203,688	USD	BOA	11/07/17	—	(10,697)
93,280,000	RUB	1,605,508	USD	BCLY	11/07/17	—	(12,349)
359,942,000	RUB	6,166,188	USD	BCLY	11/07/17	—	(18,625)
69,750,000	RUB	1,211,358	USD	SCB	11/07/17	—	(20,076)
104,270,000	RUB	1,809,301	USD	CBK	11/07/17	—	(28,440)
162,990,000	RUB	2,838,064	USD	MSC	11/07/17	—	(54,306)
209,532,000	RUB	3,584,378	USD	BCLY	12/06/17	—	(24,079)
16,830,000	SEK	2,009,982	USD	CBK	11/07/17	1,107	—
89,431,000	SEK	10,688,168	USD	JPM	11/07/17	—	(1,673)
1,959,000	SEK	240,827	USD	JPM	11/07/17	—	(6,738)
32,508,000	SEK	3,896,081	USD	JPM	11/07/17	—	(11,560)
17,925,000	SEK	2,201,623	USD	CBK	11/07/17	—	(59,688)
16,254,000	SEK	2,003,958	USD	JPM	11/07/17	—	(61,697)
14,401,000	SEK	1,792,733	USD	JPM	11/07/17	—	(71,896)
16,254,000	SEK	2,014,254	USD	JPM	11/07/17	—	(71,994)
18,329,000	SEK	2,280,154	USD	JPM	11/07/17	—	(89,943)
31,310,000	SEK	3,849,174	USD	JPM	11/07/17	—	(107,808)
47,410,000	SEK	5,773,482	USD	CBK	11/07/17	—	(108,257)
32,508,000	SEK	4,031,183	USD	JPM	11/07/17	—	(146,662)
62,390,000	SEK	7,662,890	USD	HSBC	11/07/17	—	(207,640)
65,335,000	SEK	8,021,177	USD	CBK	11/07/17	—	(214,017)
65,335,000	SEK	8,023,634	USD	CBK	11/07/17	—	(216,474)
63,376,000	SEK	7,792,819	USD	JPM	11/07/17	—	(219,748)
83,111,000	SEK	10,202,374	USD	JPM	11/07/17	—	(271,084)
76,540,000	SEK	9,417,448	USD	BNP	11/07/17	—	(271,354)
277,035,000	SEK	33,989,510	USD	JPM	11/07/17	—	(885,406)
312,920,000	SEK	38,412,460	USD	JPM	11/07/17	—	(1,020,304)
1,618,677,000	SEK	199,791,035	USD	BOA	11/07/17	—	(6,368,360)

The accompanying notes are an integral part of these financial statements.

246

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
12,045,000	SEK	1,439,351	USD	JPM	12/06/17	$2,543	$—
20,685,000	SEK	2,474,616	USD	JPM	12/06/17	1,563	—
32,506,000	SEK	3,892,798	USD	JPM	12/06/17	—	(1,540)
1,289,003,000	SEK	154,554,398	USD	UBS	12/06/17	—	(249,234)
4,945,000	SGD	3,627,504	USD	MSC	11/07/17	283	—
1,370,000	SGD	1,005,378	USD	BCLY	11/07/17	—	(309)
1,645,000	SGD	1,208,126	USD	JPM	11/07/17	—	(1,309)
3,270,000	SGD	2,419,956	USD	SCB	11/07/17	—	(20,995)
135,220,000	SGD	99,250,593	USD	CSFB	11/07/17	—	(49,513)
46,880,000	THB	1,412,686	USD	JPM	11/07/17	—	(1,510)
194,940,000	THB	5,873,898	USD	JPM	11/07/17	—	(5,835)
76,615,000	THB	2,316,963	USD	JPM	11/07/17	—	(10,706)
113,490,000	THB	3,437,216	USD	JPM	11/07/17	—	(20,952)
167,925,000	THB	5,054,937	USD	CSFB	12/06/17	472	—
3,675,000	TRY	997,039	USD	BCLY	11/07/17	—	(30,267)
3,595,000	TRY	996,905	USD	GSC	11/07/17	—	(51,178)
21,550,000	TRY	5,740,068	USD	JPM	11/07/17	—	(70,970)
8,105,000	TRY	2,216,904	USD	JPM	11/07/17	—	(84,744)
21,550,000	TRY	5,773,081	USD	JPM	11/07/17	—	(103,983)
21,550,000	TRY	5,808,826	USD	JPM	11/07/17	—	(139,727)
43,100,000	TRY	11,493,027	USD	HSBC	11/07/17	—	(154,830)
21,550,000	TRY	5,866,500	USD	JPM	11/07/17	—	(197,401)
21,550,000	TRY	5,885,630	USD	JPM	11/07/17	—	(216,532)
21,550,000	TRY	5,891,687	USD	GSC	11/07/17	—	(222,589)
120,804,000	TRY	32,026,511	USD	BCLY	11/07/17	—	(246,940)
20,651,000	TRY	5,696,985	USD	GSC	11/07/17	—	(264,384)
152,435,000	TWD	5,054,043	USD	BCLY	11/07/17	1,676	—
5,365,000	TWD	177,820	USD	JPM	11/07/17	118	—
63,885,000	TWD	2,123,314	USD	UBS	11/07/17	—	(4,479)
63,885,000	TWD	2,124,048	USD	BCLY	11/07/17	—	(5,213)
133,930,000	TWD	4,460,616	USD	JPM	11/07/17	—	(18,641)
36,945,640	USD	47,124,000	AUD	MSC	11/07/17	881,650	—
36,921,654	USD	47,124,000	AUD	ANZ	11/07/17	857,664	—
36,917,819	USD	47,125,000	AUD	NAB	11/07/17	853,063	—
36,837,255	USD	47,124,000	AUD	BOA	11/07/17	773,264	—
13,602,619	USD	17,335,000	AUD	GSC	11/07/17	336,145	—
9,534,458	USD	12,185,000	AUD	JPM	11/07/17	209,279	—
6,774,084	USD	8,629,000	AUD	DEUT	11/07/17	170,312	—
5,122,210	USD	6,565,000	AUD	JPM	11/07/17	98,016	—
3,859,057	USD	4,938,000	AUD	CBK	11/07/17	80,006	—
4,002,123	USD	5,130,000	AUD	CSFB	11/07/17	76,135	—
3,032,112	USD	3,866,000	AUD	CBK	11/07/17	73,462	—
4,030,540	USD	5,180,000	AUD	MSC	11/07/17	66,287	—
2,018,357	USD	2,563,000	AUD	JPM	11/07/17	56,894	—
2,016,566	USD	2,563,000	AUD	JPM	11/07/17	55,102	—
2,024,082	USD	2,580,000	AUD	HSBC	11/07/17	49,609	—
2,876,053	USD	3,703,000	AUD	CBK	11/07/17	42,148	—
2,014,980	USD	2,580,000	AUD	JPM	11/07/17	40,506	—
1,239,831	USD	1,579,000	AUD	HSBC	11/07/17	31,422	—
4,850,600	USD	6,305,000	AUD	JPM	11/07/17	25,385	—
699,376	USD	889,000	AUD	HSBC	11/07/17	19,025	—
1,920,079	USD	2,490,000	AUD	JPM	11/07/17	14,482	—
151,609	USD	198,000	AUD	DEUT	11/07/17	79	—
150,891,674	USD	197,126,000	AUD	DEUT	12/06/17	78,092	—
3,011,499	USD	9,585,000	BRL	MSC	11/03/17	83,006	—
2,978,790	USD	9,550,000	BRL	GSC	11/03/17	60,990	—
2,211,403	USD	7,040,000	BRL	HSBC	11/03/17	60,480	—
1,396,957	USD	4,545,000	BRL	DEUT	11/03/17	8,329	—
1,094,327	USD	3,586,000	BRL	JPM	11/03/17	—	(1,299)

The accompanying notes are an integral part of these financial statements.

247

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,095,334	USD	13,420,000	BRL	DEUT	11/03/17	$—	$(4,862)
2,810,077	USD	9,169,000	BRL	GSC	12/04/17	19,913	—
390,563,737	USD	486,610,000	CAD	RBC	11/07/17	13,352,531	—
16,684,476	USD	20,790,000	CAD	MSC	11/07/17	568,447	—
15,232,929	USD	18,926,000	CAD	BMO	11/07/17	561,838	—
4,023,159	USD	5,024,000	CAD	HSBC	11/07/17	128,646	—
4,006,094	USD	5,025,000	CAD	BMO	11/07/17	110,806	—
3,981,039	USD	5,045,000	CAD	CBK	11/07/17	70,247	—
4,008,535	USD	5,125,000	CAD	BOA	11/07/17	35,728	—
42,811,192	USD	54,889,000	CAD	JPM	11/30/17	254,322	—
1,391,612	USD	1,796,000	CAD	DEUT	11/30/17	—	(874)
43,176,876	USD	53,773,000	CAD	RBC	02/01/18	1,454,816	—
97,025,105	USD	123,267,000	CAD	BCLY	02/01/18	1,383,180	—
4,034,618	USD	3,985,000	CHF	JPM	11/07/17	38,509	—
1,981,222	USD	1,966,000	CHF	CBK	11/07/17	9,741	—
1,980,441	USD	1,966,000	CHF	JPM	11/07/17	8,961	—
1,976,239	USD	1,966,000	CHF	JPM	11/07/17	4,758	—
44,122	USD	44,000	CHF	JPM	11/07/17	—	(1)
1,969,510	USD	1,966,000	CHF	BNP	11/07/17	—	(1,971)
4,037,622	USD	4,025,000	CHF	CBK	12/06/17	—	(7,003)
1,010,998	USD	643,500,000	CLP	HSBC	11/07/17	40	—
914,568	USD	582,900,000	CLP	DEUT	11/07/17	—	(1,185)
1,599,669	USD	1,023,900,000	CLP	HSBC	11/07/17	—	(8,909)
1,199,308	USD	7,970,000	CNH	JPM	12/20/17	1,661	—
2,336,506	USD	15,538,000	CNH	JPM	12/20/17	1,621	—
2,335,909	USD	15,538,000	CNH	JPM	12/20/17	1,024	—
1,405,779	USD	9,366,000	CNH	JPM	12/20/17	—	(1,644)
1,005,808	USD	6,719,000	CNH	JPM	12/20/17	—	(3,852)
3,319,611	USD	22,135,000	CNH	JPM	12/20/17	—	(6,601)
2,192,342	USD	14,658,000	CNH	JPM	12/20/17	—	(10,306)
3,185,777	USD	21,324,000	CNH	JPM	12/20/17	—	(18,567)
1,204,010	USD	3,572,900,000	COP	SCB	11/07/17	30,314	—
1,412,647	USD	4,211,100,000	COP	CBK	11/07/17	29,303	—
1,202,997	USD	3,572,900,000	COP	BOA	11/07/17	29,301	—
2,606,742	USD	7,848,900,000	COP	CBK	11/07/17	28,382	—
1,406,574	USD	4,211,100,000	COP	JPM	11/07/17	23,230	—
1,626,900	USD	35,320,000	CZK	CBK	11/07/17	22,984	—
370,435	USD	8,110,000	CZK	JPM	11/07/17	2,151	—
839,677	USD	18,540,000	CZK	MSC	11/07/17	—	(2,243)
1,213,581	USD	26,740,000	CZK	CBK	12/06/17	—	(2,750)
324,031,754	USD	2,031,290,000	DKK	MSC	11/07/17	5,934,428	—
15,711,129	USD	98,845,000	DKK	MSC	11/07/17	232,133	—
75,185,052	USD	473,349,000	DKK	DEUT	11/15/17	1,023,556	—
33,396,949	USD	209,261,000	DKK	MSC	11/15/17	611,185	—
332,984,477	USD	2,130,135,000	DKK	CBK	12/06/17	—	(1,191,879)
196,755,965	USD	166,280,000	EUR	BCLY	11/07/17	2,994,952	—
196,470,497	USD	166,282,000	EUR	CBK	11/07/17	2,707,154	—
28,407,334	USD	24,063,000	EUR	JPM	11/07/17	367,454	—
38,592,546	USD	32,820,000	EUR	JPM	11/07/17	348,401	—
25,334,428	USD	21,534,000	EUR	JPM	11/07/17	241,515	—
16,254,563	USD	13,750,000	EUR	HSBC	11/07/17	232,107	—
12,183,859	USD	10,275,000	EUR	DEUT	11/07/17	210,715	—
8,122,250	USD	6,854,000	EUR	CBK	11/07/17	135,493	—
8,111,682	USD	6,854,000	EUR	CBK	11/07/17	124,924	—
9,110,249	USD	7,724,000	EUR	JPM	11/07/17	109,708	—
7,853,980	USD	6,648,000	EUR	JPM	11/07/17	107,269	—
8,050,013	USD	6,818,000	EUR	JPM	11/07/17	105,205	—
4,049,428	USD	3,409,000	EUR	JPM	11/07/17	77,025	—
77,374,603	USD	66,335,000	EUR	SSG	11/07/17	76,451	—

The accompanying notes are an integral part of these financial statements.

248

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,063,936	USD	3,438,000	EUR	JPM	11/07/17	$57,739	$—
5,843,489	USD	4,973,000	EUR	CBK	11/07/17	48,604	—
3,879,763	USD	3,291,000	EUR	CBK	11/07/17	44,861	—
4,050,937	USD	3,438,000	EUR	JPM	11/07/17	44,740	—
3,891,316	USD	3,305,000	EUR	MSC	11/07/17	40,101	—
2,024,354	USD	1,704,000	EUR	JPM	11/07/17	38,734	—
2,229,056	USD	1,881,000	EUR	CBK	11/07/17	37,185	—
4,022,348	USD	3,420,000	EUR	CBK	11/07/17	37,126	—
2,020,671	USD	1,704,000	EUR	JPM	11/07/17	35,052	—
2,174,714	USD	1,838,000	EUR	JPM	11/07/17	32,949	—
3,810,483	USD	3,245,000	EUR	UBS	11/07/17	29,184	—
4,019,983	USD	3,425,000	EUR	CBK	11/07/17	28,935	—
1,412,121	USD	1,195,000	EUR	UBS	11/07/17	19,624	—
1,689,079	USD	1,435,000	EUR	CBK	11/07/17	16,917	—
2,018,398	USD	1,719,000	EUR	JPM	11/07/17	15,300	—
243,303	USD	206,000	EUR	JPM	11/07/17	3,258	—
3,967,793	USD	3,409,000	EUR	JPM	11/07/17	—	(4,611)
41,582,043	USD	35,705,000	EUR	CBK	11/07/17	—	(23,905)
10,886,967	USD	9,382,000	EUR	JPM	11/07/17	—	(45,592)
14,009,759	USD	12,095,000	EUR	MSC	11/07/17	—	(84,175)
176,216,670	USD	148,978,612	EUR	DEUT	11/30/17	2,391,479	—
12,709,680	USD	10,868,000	EUR	DEUT	11/30/17	29,121	—
12,538,303	USD	10,810,000	EUR	UBS	11/30/17	—	(74,584)
3,980,178	USD	3,409,000	EUR	JPM	12/06/17	1,054	—
4,005,334	USD	3,435,000	EUR	JPM	12/06/17	—	(4,138)
4,837,763	USD	4,160,000	EUR	CBK	12/06/17	—	(17,959)
201,816,174	USD	173,033,000	EUR	CBK	12/06/17	—	(154,998)
59,129,492	USD	44,173,000	GBP	SSG	11/07/17	449,637	—
35,834,406	USD	26,715,000	GBP	JPM	11/07/17	345,932	—
10,757,797	USD	8,015,000	GBP	JPM	11/07/17	110,591	—
7,781,136	USD	5,820,000	GBP	CBK	11/07/17	49,790	—
7,752,851	USD	5,820,000	GBP	HSBC	11/07/17	21,505	—
10,261,461	USD	7,720,000	GBP	MSC	11/07/17	6,136	—
1,787,509	USD	1,349,000	GBP	JPM	11/07/17	—	(4,516)
2,272,193	USD	1,716,000	GBP	JPM	11/07/17	—	(7,358)
4,025,273	USD	3,040,000	GBP	CBK	11/07/17	—	(13,093)
7,717,923	USD	5,820,000	GBP	MSC	11/07/17	—	(13,423)
2,021,488	USD	1,532,000	GBP	JPM	11/07/17	—	(13,636)
2,019,314	USD	1,532,000	GBP	CBK	11/07/17	—	(15,810)
3,989,735	USD	3,035,000	GBP	DEUT	11/07/17	—	(41,989)
8,079,064	USD	6,130,000	GBP	HSBC	11/07/17	—	(64,089)
8,078,604	USD	6,130,000	GBP	HSBC	11/07/17	—	(64,549)
8,065,241	USD	6,130,000	GBP	JPM	11/07/17	—	(77,912)
11,430,963	USD	8,704,000	GBP	JPM	11/07/17	—	(131,518)
8,008,588	USD	6,130,000	GBP	CBK	11/07/17	—	(134,566)
16,143,693	USD	12,259,000	GBP	JPM	11/07/17	—	(141,285)
16,143,693	USD	12,259,000	GBP	JPM	11/07/17	—	(141,285)
16,756,521	USD	12,749,000	GBP	JPM	11/07/17	—	(179,379)
4,231,885	USD	3,229,000	GBP	SSG	11/30/17	—	(60,457)
2,575,683	USD	1,937,000	GBP	JPM	12/06/17	233	—
1,498,241	USD	1,128,000	GBP	JPM	12/06/17	—	(1,556)
101,629,261	USD	76,514,000	GBP	DEUT	12/06/17	—	(104,345)
1,617,857	USD	420,500,000	HUF	MSC	11/07/17	44,354	—
2,505,404	USD	660,200,000	HUF	JPM	11/07/17	34,948	—
1,219,103	USD	317,100,000	HUF	JPM	11/07/17	32,521	—
1,402,540	USD	371,800,000	HUF	MSC	11/07/17	11,271	—
4,360,621	USD	1,164,700,000	HUF	CBK	12/06/17	—	(3,394)
4,320,492	USD	58,318,000,000	IDR	SCB	11/07/17	22,924	—
4,278,336	USD	58,318,000,000	IDR	BCLY	12/06/17	—	(8,145)

The accompanying notes are an integral part of these financial statements.

249

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
812,610	USD	2,835,000	ILS	CBK	11/07/17	$7,340	$—
1,208,690	USD	4,230,000	ILS	CBK	11/07/17	7,176	—
2,795,061	USD	9,847,000	ILS	GSC	11/07/17	—	(1,937)
809,899	USD	2,855,000	ILS	CBK	12/06/17	—	(1,865)
2,608,687	USD	169,429,000	INR	JPM	11/07/17	—	(4,698)
1,008,105	USD	65,920,000	INR	DEUT	11/07/17	—	(8,688)
6,023,053	USD	394,781,000	INR	BCLY	11/07/17	—	(66,310)
7,877,535	USD	883,902,000	JPY	JPM	11/07/17	101,698	—
7,866,845	USD	883,903,000	JPY	CIBC	11/07/17	90,999	—
7,789,524	USD	877,225,000	JPY	JPM	11/07/17	72,425	—
4,015,746	USD	450,900,000	JPY	GSC	11/07/17	49,101	—
4,028,693	USD	452,900,000	JPY	SSG	11/07/17	44,454	—
5,482,998	USD	621,840,000	JPY	BOA	11/07/17	12,565	—
2,644,283	USD	301,000,000	JPY	BCLY	11/07/17	—	(3,666)
3,242,462	USD	368,773,000	JPY	BCLY	11/30/17	—	(5,028)
8,072,958	USD	914,700,000	JPY	SSG	12/06/17	14,760	—
2,193,345	USD	2,510,700,000	KRW	BNP	11/07/17	—	(47,731)
7,598,580	USD	8,677,350,000	KRW	UBS	11/07/17	—	(146,910)
1,088,229	USD	1,223,790,000	KRW	BCLY	12/06/17	—	(4,294)
15,586,075	USD	284,742,000	MXN	GSC	11/07/17	752,402	—
2,589,019	USD	47,530,000	MXN	BNP	11/07/17	112,937	—
985,296	USD	18,395,000	MXN	CBK	11/07/17	27,006	—
1,832,303	USD	34,660,000	MXN	BNP	11/07/17	26,685	—
984,237	USD	18,395,000	MXN	BNP	11/07/17	25,946	—
2,219,748	USD	42,260,000	MXN	SSG	11/07/17	18,207	—
2,245,116	USD	42,800,000	MXN	SSG	11/07/17	15,445	—
808,419	USD	15,250,000	MXN	JPM	11/07/17	13,968	—
2,019,265	USD	38,530,000	MXN	BNP	11/07/17	12,040	—
796,802	USD	15,210,000	MXN	BNP	11/07/17	4,435	—
11,450,908	USD	220,745,000	MXN	CBK	11/07/17	—	(48,833)
1,001,791	USD	19,310,000	MXN	BNP	12/06/17	1,100	—
305,928,634	USD	2,426,733,000	NOK	BOA	11/07/17	8,777,048	—
4,074,903	USD	32,166,000	NOK	JPM	11/07/17	136,202	—
3,876,901	USD	30,825,000	NOK	JPM	11/07/17	102,403	—
2,042,499	USD	16,083,000	NOK	JPM	11/07/17	73,148	—
1,930,391	USD	15,353,000	NOK	CBK	11/07/17	50,428	—
2,019,212	USD	16,083,000	NOK	JPM	11/07/17	49,861	—
2,017,109	USD	16,083,000	NOK	CBK	11/07/17	47,758	—
2,150,798	USD	17,195,000	NOK	JPM	11/07/17	45,284	—
2,009,802	USD	16,083,000	NOK	JPM	11/07/17	40,451	—
806,204	USD	6,360,000	NOK	BCLY	11/07/17	27,427	—
4,038,533	USD	32,922,000	NOK	JPM	11/07/17	7,259	—
126,380,936	USD	1,032,052,000	NOK	MSC	11/07/17	6,964	—
296,959,159	USD	2,423,454,000	NOK	MSC	12/06/17	—	(11,499)
61,019,376	USD	84,518,000	NZD	JPM	11/07/17	3,192,146	—
54,819,267	USD	75,899,000	NZD	GSC	11/07/17	2,889,158	—
54,802,114	USD	75,899,000	NZD	DEUT	11/07/17	2,872,005	—
54,796,725	USD	75,899,000	NZD	JPM	11/07/17	2,866,616	—
54,772,421	USD	75,897,000	NZD	CBK	11/07/17	2,843,681	—
16,902,704	USD	23,475,000	NZD	DEUT	11/07/17	841,105	—
4,019,771	USD	5,570,000	NZD	BNP	11/07/17	208,776	—
3,863,452	USD	5,370,000	NZD	JPM	11/07/17	189,297	—
2,014,504	USD	2,805,000	NZD	MSC	11/07/17	95,322	—
808,402	USD	1,175,000	NZD	DEUT	11/07/17	4,467	—
249,685,087	USD	365,105,000	NZD	MSC	12/06/17	14,552	—
1,232,190	USD	4,030,000	PEN	DEUT	11/07/17	—	(7,124)
12,318,170	USD	44,209,000	PLN	CBK	11/07/17	173,040	—
1,624,627	USD	5,815,000	PLN	MSC	11/07/17	27,126	—
6,083,210	USD	22,104,000	PLN	CBK	11/07/17	10,782	—

The accompanying notes are an integral part of these financial statements.

250

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,082,624	USD	22,104,000	PLN	JPM	11/07/17	$10,197	$—
987,321	USD	3,575,000	PLN	MSC	11/07/17	5,195	—
1,815,513	USD	6,620,000	PLN	MSC	11/07/17	—	(3,138)
1,200,896	USD	4,405,000	PLN	JPM	11/07/17	—	(9,249)
65,255,567	USD	237,974,000	PLN	MSC	11/07/17	—	(120,828)
1,805,670	USD	6,585,000	PLN	MSC	12/06/17	—	(3,509)
3,601,753	USD	209,532,000	RUB	BCLY	11/07/17	23,090	—
1,009,784	USD	58,310,000	RUB	MSC	11/07/17	13,889	—
1,000,686	USD	58,370,000	RUB	MSC	11/07/17	3,766	—
1,397,741	USD	81,670,000	RUB	DEUT	11/07/17	2,873	—
2,984,312	USD	175,015,000	RUB	BCLY	11/07/17	—	(4,824)
1,739,360	USD	102,170,000	RUB	CBK	11/07/17	—	(5,634)
2,983,295	USD	175,015,000	RUB	BCLY	11/07/17	—	(5,842)
1,490,059	USD	87,690,000	RUB	BCLY	12/06/17	60	—
1,487,784	USD	87,690,000	RUB	BCLY	12/06/17	—	(2,216)
38,646,073	USD	312,920,000	SEK	JPM	11/07/17	1,253,917	—
27,038,537	USD	219,044,000	SEK	JPM	11/07/17	864,027	—
11,594,309	USD	93,876,000	SEK	JPM	11/07/17	376,662	—
10,267,951	USD	83,111,000	SEK	CBK	11/07/17	336,660	—
154,316,174	USD	1,289,003,000	SEK	UBS	11/07/17	287,662	—
7,195,292	USD	58,178,000	SEK	JPM	11/07/17	243,352	—
6,026,065	USD	49,130,000	SEK	MSC	11/07/17	155,310	—
3,861,742	USD	31,310,000	SEK	JPM	11/07/17	120,375	—
3,080,525	USD	24,933,000	SEK	CBK	11/07/17	101,174	—
1,983,200	USD	16,254,000	SEK	CBK	11/07/17	40,940	—
1,996,335	USD	16,367,000	SEK	JPM	11/07/17	40,572	—
4,723,635	USD	39,230,000	SEK	MSC	11/07/17	35,874	—
1,989,904	USD	16,367,000	SEK	JPM	11/07/17	34,140	—
4,417,122	USD	36,955,000	SEK	CBK	11/07/17	1,210	—
80,256,569	USD	673,160,000	SEK	JPM	11/07/17	—	(182,214)
168,009,613	USD	227,900,000	SGD	JPM	11/07/17	815,958	—
71,908,537	USD	97,672,000	SGD	BNP	11/07/17	253,694	—
9,746,379	USD	13,243,000	SGD	JPM	11/07/17	30,953	—
1,213,158	USD	1,645,000	SGD	SCB	11/07/17	6,341	—
1,007,225	USD	1,365,000	SGD	SCB	11/07/17	5,823	—
1,032,663	USD	1,405,000	SGD	BCLY	11/07/17	1,917	—
1,412,741	USD	1,925,000	SGD	CBK	11/07/17	509	—
1,403,265	USD	1,920,000	SGD	MSC	11/07/17	—	(5,299)
1,608,706	USD	2,205,000	SGD	MSC	11/07/17	—	(8,942)
99,273,181	USD	135,220,000	SGD	CSFB	12/06/17	43,710	—
5,054,632	USD	167,925,000	THB	CSFB	11/07/17	—	(228)
4,508,901	USD	150,320,000	THB	JPM	11/07/17	—	(16,016)
3,398,404	USD	113,680,000	THB	JPM	11/07/17	—	(23,580)
46,946,969	USD	169,022,000	TRY	DEUT	11/07/17	2,482,824	—
5,739,418	USD	20,651,000	TRY	GSC	11/07/17	306,817	—
5,939,104	USD	21,461,000	TRY	GSC	11/07/17	293,419	—
5,928,944	USD	21,461,000	TRY	JPM	11/07/17	283,259	—
5,838,863	USD	21,550,000	TRY	HSBC	11/07/17	169,765	—
5,834,911	USD	21,550,000	TRY	HSBC	11/07/17	165,812	—
5,376,341	USD	20,201,000	TRY	JPM	11/07/17	62,121	—
995,343	USD	3,585,000	TRY	MSC	11/07/17	52,247	—
1,178,249	USD	4,310,000	TRY	MSC	11/07/17	44,429	—
1,598,036	USD	5,910,000	TRY	JPM	11/07/17	43,309	—
1,625,489	USD	6,015,000	TRY	JPM	11/07/17	43,139	—
1,787,864	USD	6,734,000	TRY	JPM	11/07/17	16,370	—
1,791,395	USD	6,780,000	TRY	JPM	11/07/17	7,799	—
31,752,924	USD	120,804,000	TRY	BCLY	12/06/17	246,355	—
1,000,976	USD	3,835,000	TRY	GSC	12/06/17	780	—
4,835,047	USD	146,045,000	TWD	BCLY	11/07/17	—	(8,740)

The accompanying notes are an integral part of these financial statements.

251

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
9,004,116	USD	273,455,000	TWD	DEUT	11/07/17	$—	$(65,401)
12,547,055	USD	167,320,000	ZAR	JPM	11/07/17	727,750	—
6,186,314	USD	83,660,000	ZAR	JPM	11/07/17	276,661	—
6,181,012	USD	83,660,000	ZAR	JPM	11/07/17	271,359	—
11,972,477	USD	167,125,000	ZAR	GSC	11/07/17	166,946	—
11,949,791	USD	167,125,000	ZAR	GSC	11/07/17	144,260	—
1,414,879	USD	19,190,000	ZAR	GSC	11/07/17	59,318	—
1,988,171	USD	27,350,000	ZAR	JPM	11/07/17	56,196	—
1,199,670	USD	16,280,000	ZAR	GSC	11/07/17	49,668	—
994,918	USD	13,410,000	ZAR	BCLY	11/07/17	47,650	—
1,001,155	USD	13,610,000	ZAR	GSC	11/07/17	39,759	—
1,017,110	USD	13,940,000	ZAR	MSC	11/07/17	32,404	—
5,934,324	USD	83,563,000	ZAR	GSC	11/07/17	31,523	—
1,189,435	USD	16,460,000	ZAR	GSC	11/07/17	26,718	—
177,894	USD	2,460,000	ZAR	HSBC	11/07/17	4,122	—
1,276,452	USD	18,090,000	ZAR	GSC	11/07/17	—	(1,407)
30,933,065	USD	437,873,000	ZAR	GSC	12/06/17	164,542	—
110,000	ZAR	8,022	USD	JPM	11/07/17	—	(252)
13,830,000	ZAR	995,462	USD	GSC	11/07/17	—	(18,525)
16,056,000	ZAR	1,180,322	USD	JPM	11/07/17	—	(46,144)
44,570,000	ZAR	3,195,096	USD	GSC	11/07/17	—	(46,719)
32,530,000	ZAR	2,390,616	USD	JPM	11/07/17	—	(92,732)
27,170,000	ZAR	2,033,378	USD	GSC	11/07/17	—	(114,119)
83,660,000	ZAR	6,055,715	USD	GSC	11/07/17	—	(146,062)
437,873,000	ZAR	31,087,895	USD	GSC	11/07/17	—	(157,015)
83,660,000	ZAR	6,071,646	USD	JPM	11/07/17	—	(161,993)
153,784,000	ZAR	11,259,958	USD	GSC	11/07/17	—	(396,821)

Total						$84,657,780	$(32,302,849)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar

The accompanying notes are an integral part of these financial statements.

252

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)
Currency Abbreviations: - (continued)
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.SEN.FIN	Markit iTraxx - Europe Senior Financials
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
CMT	Constant Maturity Treasury

Other Abbreviations:
BBSW	Bank Bill Swap Referance Rate
CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
OTC	Over-the-Counter
PAC	Planned Amortization Class
STIBOR	Stockholm Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate
PIK	Payment-in-kind

The accompanying notes are an integral part of these financial statements.

253

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$1,355,240	$1,355,240	$—	$—
Energy	15,842	—	15,842	—
Utilities	801,458	—	801,458	—
Asset & Commercial Mortgage Backed Securities	351,195,071	—	351,195,071	—
Corporate Bonds	661,044,872	—	661,044,872	—
Foreign Government Obligations	2,205,303,173	—	2,205,303,173	0
Municipal Bonds	2,478,784	—	2,478,784	—
Senior Floating Rate Interests	89,262,005	—	89,262,005	—
U.S. Government Agencies	24,982,379	—	24,982,379	—
U.S. Government Securities	574,660,674	—	574,660,674	—
Convertible Bonds	20,236,266	—	20,236,266	—
Preferred Stocks	554,086	554,086	—	—
Convertible Preferred Stocks	3,771,450	—	3,771,450	—
Short-Term Investments	28,231,644	28,231,644	—	—
Purchased Options	834,118	—	834,118	—
Foreign Currency Contracts(2)	84,657,780	—	84,657,780	—
Futures Contracts(2)	7,041,315	7,041,315	—	—
Swaps - Credit Default(2)	2,830,748	—	2,830,748	—
Swaps - Interest Rate(2)	4,780,432	—	4,780,432	—

Total	$4,064,037,337	$37,182,285	$4,026,855,052	$0

Liabilities
Foreign Currency Contracts(2)	$(32,302,849)	$—	$(32,302,849)	$—
Futures Contracts(2)	(3,926,827)	(3,926,827)	—	—
Swaps - Credit Default(2)	(4,500,933)	—	(4,500,933)	—
Swaps - Interest Rate(2)	(2,483,420)	—	(2,483,420)	—
Written Options	(142,042)	—	(142,042)	—

Total	$(43,356,071)	$(3,926,827)	$(39,429,244)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

254

[This page is intentionally left blank]

255

Fixed Income Funds

Statements of Assets and Liabilities

October 31, 2017

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Assets:
Investments in securities, at market value	$154,433,912	$4,344,488,181	$556,457,775
Cash	—	22,271,579	—
Cash collateral due from broker on futures contracts	—	—	—
Cash collateral due from broker on swap contracts	218,078	—	—
Foreign currency	483,445	30,356,436	7,993,694
Unrealized appreciation on OTC swap contracts	41,167	—	—
Unrealized appreciation on foreign currency contracts	4,298,238	1,812,006	415,134
Unrealized appreciation on bond forward contracts	—	—	—
Receivables:
Investment securities sold	1,740,810	65,637,570	17,112,116
Fund shares sold	286,432	2,696,076	683,797
Dividends and interest	2,336,049	23,629,945	2,969,215
Variation margin on futures contracts	62,783	—	—
Variation margin on centrally cleared swap contracts	—	—	—
Other assets	75,726	157,266	110,079

Total assets	163,976,640	4,491,049,059	585,741,810

Liabilities:
Unrealized depreciation on foreign currency contracts	6,324,399	528,692	64,233
Bank overdraft	4,266	—	4,886,397
Unrealized depreciation on OTC swap contracts	11,235	—	—
Cash collateral due to broker on swap contracts	350,000	—	—
Payables:
Investment securities purchased	1,585,995	358,997,905	67,052,371
Fund shares redeemed	73,757	11,664,598	1,462,373
Investment management fees	107,890	2,113,434	304,674
Transfer agent fees	9,764	246,749	36,538
Accounting services fees	2,285	61,032	7,849
Board of Directors’ fees	405	18,423	2,080
Variation margin on centrally cleared swap contracts	7,839	—	—
Foreign taxes	21,033	—	—
Distribution fees	4,094	1,071,217	106,833
Distributions payable	—	1,628,000	37,622
Litigation	—	1,972,740	—
Written options	481,256	—	—
Accrued expenses	42,963	232,041	53,975
OTC swap contracts premiums received	—	—	—

Total liabilities	9,027,181	378,534,831	74,014,945

Net assets	$154,949,459	$4,112,514,228	$511,726,865

Summary of Net Assets:
Capital stock and paid-in-capital	$183,925,613	$4,372,186,271	$543,090,903
Undistributed (distributions in excess of) net investment income	26,496,381	(2,949,559)	(306,337)
Accumulated net realized gain (loss)	(51,120,096)	(228,844,550)	(28,021,878)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(4,352,439)	(27,877,934)	(3,035,823)

Net assets	$154,949,459	$4,112,514,228	$511,726,865

Shares authorized	610,000,000	3,310,000,000	610,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$7.62	$8.74	$10.06

Maximum offering price per share	$7.98	$9.01	$10.37

Shares outstanding	1,091,770	92,259,528	14,425,967

Net Assets	$8,324,244	$806,758,869	$145,098,527

The accompanying notes are an integral part of these financial statements.

256

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$368,317,428	$587,640,435	$23,250,444	$683,899,145	$178,985,553	$20,139,199
4,147	—	—	—	—	—
—	659,000	—	—	—	—
—	—	—	—	—	—
—	120,234	—	—	—	—
—	126,945	—	—	2,187,888	—
80,439	694,896	—	—	—	—
—	194,795	—	—	—	—

1,117,365	398,865	—	410,988	1,147,546	—
516,588	195,201	3,720	1,281,521	32,557	—
5,705,177	1,157,922	310,040	8,956,663	2,294,312	224,538
—	11,828	—	—	—	—
121,117	—	—	—	—	—
87,247	344,752	30,140	41,363	46,414	30,165

375,949,508	591,544,873	23,594,344	694,589,680	184,694,270	20,393,902

—	151,256	—	—	—	—
—	260,000	—	—	—	—
—	540,634	—	—	1,053,993	—
—	260,000	—	—	949,000	—

5,913,385	2,630,310	252,180	12,703,293	1,463,508	611,135
659,429	1,102,014	26,051	1,442,821	166,965	9,669
203,498	246,590	6,791	194,293	54,445	5,841
38,418	48,668	635	22,966	7,306	363
5,635	9,014	272	8,076	2,178	234
1,526	2,595	89	2,808	798	77
—	28,525	—	—	—	—
—	5,591	—	—	—	—
97,717	160,895	2,798	139,460	36,394	2,237
40,984	—	6	236,919	43,812	—
—	—	—	—	—	—
—	—	—	—	—	—
64,882	82,435	32,367	53,727	33,935	32,494
—	15,520	—	—	—	—

7,025,474	5,544,047	321,189	14,804,363	3,812,334	662,050

$368,924,034	$586,000,826	$23,273,155	$679,785,317	$180,881,936	$19,731,852

$377,194,769	$636,619,002	$22,915,693	$682,490,387	$190,747,619	$19,700,814
(179,467)	21,724,821	7,425	166,371	(444,868)	6,107
(17,087,865)	(75,579,957)	(71,050)	(17,598,532)	(16,134,247)	(54,077)
8,996,597	3,236,960	421,087	14,727,091	6,713,432	79,008

$368,924,034	$586,000,826	$23,273,155	$679,785,317	$180,881,936	$19,731,852

610,000,000	6,355,000,000	350,000,000	850,000,000	19,400,000,000	350,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0001	$0.0010

$7.49	$10.95	$10.32	$8.60	$9.24	$10.04

$7.84	$11.47	$10.81	$9.01	$9.68	$10.51

29,998,261	18,621,181	1,251,382	29,211,003	10,429,949	832,622

$224,824,215	$203,962,333	$12,913,170	$251,142,908	$96,337,566	$8,363,133

The accompanying notes are an integral part of these financial statements.

257

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Class C: Net asset value per share	$7.62	$8.73	$10.06

Shares outstanding	364,478	119,893,284	8,847,513

Net Assets	$2,777,348	$1,046,989,546	$89,003,173

Class I: Net asset value per share	$7.61	$8.75	$10.07

Shares outstanding	6,147,572	207,564,387	24,881,863

Net Assets	$46,767,988	$1,817,212,841	$250,467,835

Class R3: Net asset value per share	$7.60	$8.76	$10.05

Shares outstanding	1,550	1,140,066	33,726

Net Assets	$11,775	$9,993,077	$338,938

Class R4: Net asset value per share	$7.60	$8.73	$10.04

Shares outstanding	6,030	727,710	70,601

Net Assets	$45,827	$6,358,878	$708,793

Class R5: Net asset value per share	$7.38	$8.74	$10.03

Shares outstanding	1,454	251,641	184,466

Net Assets	$10,735	$2,199,713	$1,850,736

Class Y: Net asset value per share	$7.57	$8.73	$10.04

Shares outstanding	12,523,590	42,896,252	709,186

Net Assets	$94,801,563	$374,593,904	$7,121,107

Class F: Net asset value per share	$7.61	$8.76	$10.07

Shares outstanding	290,447	5,526,567	1,702,618

Net Assets	$2,209,979	$48,407,400	$17,137,756

Cost of investments	$156,757,027	$4,373,831,050	$559,898,684
Cost of foreign currency	$490,620	$30,357,788	$7,994,183
Proceeds of written option contracts	$607,486	$—	$—

The accompanying notes are an integral part of these financial statements.

258

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund
$7.47	$10.47	$10.32	$8.60	$9.18	$10.04

7,651,068	10,522,139	321,413	11,682,720	1,954,903	359,943

$57,139,471	$110,181,514	$3,316,803	$100,507,090	$17,945,981	$3,613,788

$7.54	$11.15	$10.32	$8.61	$9.26	$10.05

3,847,111	5,119,256	573,341	35,155,484	4,781,708	721,319

$28,998,318	$57,101,168	$5,916,626	$302,855,086	$44,276,340	$7,245,762

$7.49	$10.74	$—	$—	$—	$—

345,149	4,557,955	—	—	—	—

$2,585,529	$48,952,992	$—	$—	$—	$—

$7.51	$10.94	$—	$—	$—	$—

194,893	1,030,696	—	—	—	—

$1,462,680	$11,277,706	$—	$—	$—	$—

$7.49	$11.12	$—	$—	$—	$—

118,095	262,845	—	—	—	—

$884,620	$2,923,795	$—	$—	$—	$—

$7.48	$11.18	$—	$—	$9.21	$—

980,433	2,857,031	—	—	1,755,603	—

$7,330,349	$31,947,066	$—	$—	$16,169,072	$—

$7.53	$11.16	$10.32	$8.61	$9.25	$10.05

6,067,218	10,725,421	109,191	2,935,023	664,910	50,688

$45,698,852	$119,654,252	$1,126,556	$25,280,233	$6,152,977	$509,169

$359,440,149	$586,215,441	$22,829,357	$669,172,054	$173,406,016	$20,060,191
$—	$121,128	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

259

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Assets:
Investments in securities, at market value	$184,109,354	$948,455,171	$516,372,884
Cash	213	2,944,413	7,644
Cash collateral due from broker on futures contracts	—	—	180,898
Foreign currency	6,068,159	945,125	1,156,187
Unrealized appreciation on OTC swap contracts	—	—	—
Unrealized appreciation on foreign currency contracts	79,576	30,901	804,725
Receivables:
Investment securities sold	64,122,149	293,433	22,623,191
Fund shares sold	31,780	1,813,751	624,747
Dividends and interest	348,083	4,767,656	4,326,078
Variation margin on futures contracts	2,376	558,547	—
Variation margin on centrally cleared swap contracts	801,965	—	—
OTC swap contracts premiums paid	—	—	2,548,699
Other assets	70,895	89,226	156,539

Total assets	255,634,550	959,898,223	548,801,592

Liabilities:
Unrealized depreciation on foreign currency contracts	3,564	140	527,159
Bank overdraft	—	—	—
Bank overdraft - foreign cash	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	912,788
Cash collateral due to broker on futures contracts	—	—	118,638
Cash collateral due to broker on swap contracts	—	—	331,000
TBA sale commitments, at market value	48,305,932	—	20,560,156
Payables:
Investment securities purchased	70,069,990	31,471,806	18,558,825
Fund shares redeemed	86,335	2,708,370	440,583
Investment management fees	58,050	333,581	234,458
Transfer agent fees	1,801	70,082	40,984
Accounting services fees	2,090	14,056	9,382
Board of Directors’ fees	546	3,862	1,941
Variation margin on centrally cleared swap contracts	—	—	157,430
Variation margin on futures contracts	—	—	107,569
Foreign taxes	—	—	118
Distribution fees	5,054	186,968	97,785
Distributions payable	69	101,458	44
Written options	—	—	—
Accrued expenses	34,410	77,832	67,989
OTC swap contracts premiums received	—	—	3,928,871

Total liabilities	118,567,841	34,968,155	46,095,720

Net assets	$137,066,709	$924,930,068	$502,705,872

Summary of Net Assets:
Capital stock and paid-in-capital	$139,063,749	$923,559,626	$512,769,545
Undistributed (distributions in excess of) net investment income	329,502	639,165	11,350,015
Accumulated net realized gain (loss)	(2,012,717)	(3,360,112)	(22,952,507)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(313,825)	4,091,389	1,538,819

Net assets	$137,066,709	$924,930,068	$502,705,872

Shares authorized	560,000,000	760,000,000	1,050,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$9.95	$9.87	$9.00

Maximum offering price per share	$10.42	$10.07	$9.42

Shares outstanding	1,348,035	53,077,022	18,001,637

Net Assets	$13,410,005	$523,916,126	$161,969,101

The accompanying notes are an integral part of these financial statements.

260

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford Total Return Bond Fund	The Hartford World Bond Fund

$2,906,588,109	$3,964,727,062
—	—
—	—
295,443	490,750
1,128,966	3,698,439

1,359,240	84,657,780
585,350,290	254,288
2,635,879	9,874,305
12,244,373	34,073,301
4,008,178	1,116,751
—	—
5,275,320	6,595,899
106,869	273,178

3,518,992,667	4,105,761,753

109,895	32,302,849
—	29,623
13,191,927	—
4,051,760	3,164,701
—	—
940,000	891,000
305,327,452	—

913,730,335	8,413,851
1,738,392	3,771,928
737,374	2,089,571
123,712	257,886
42,076	73,622
9,020	16,914
217,375	1,217,990
3,976,351	—
—	—
218,183	158,838
53,262	—
—	142,042
155,961	516,735
8,958,186	7,352,745

1,253,581,261	60,400,295

$2,265,411,406	$4,045,361,458

$2,244,916,875	$4,047,419,347
15,046,078	(45,098,181)
(4,928,623)	(29,435,407)
10,377,076	72,475,699

$2,265,411,406	$4,045,361,458

1,150,000,000	1,400,000,000

$0.0010	$0.0010

$10.44	$10.45

$10.93	$10.94

73,975,648	31,676,052

$772,485,739	$331,083,912

The accompanying notes are an integral part of these financial statements.

261

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Class C: Net asset value per share	$9.87	$9.87	$9.03

Shares outstanding	259,113	10,439,039	8,194,928

Net Assets	$2,558,489	$103,013,268	$74,016,549

Class I: Net asset value per share	$9.95	$9.89	$9.03

Shares outstanding	387,002	18,805,480	9,233,292

Net Assets	$3,851,977	$185,947,547	$83,344,836

Class R3: Net asset value per share	$9.93	$9.84	$8.98

Shares outstanding	25,303	119,380	36,636

Net Assets	$251,226	$1,175,186	$329,025

Class R4: Net asset value per share	$9.96	$9.85	$8.99

Shares outstanding	1,127	63,538	83,227

Net Assets	$11,223	$626,158	$748,451

Class R5: Net asset value per share	$9.96	$9.86	$8.99

Shares outstanding	2,990	81,862	163,186

Net Assets	$29,795	$806,994	$1,467,207

Class R6: Net asset value per share	$—	$—	$8.99

Shares outstanding	—	—	1,265

Net Assets	$—	$—	$11,371

Class Y: Net asset value per share	$10.04	$9.84	$8.99

Shares outstanding	1,472	563,614	73,022

Net Assets	$14,775	$5,548,605	$656,737

Class F: Net asset value per share	$9.96	$9.89	$9.02

Shares outstanding	11,740,613	10,503,860	19,966,021

Net Assets	$116,939,219	$103,896,184	$180,162,595

Cost of investments	$184,152,553	$945,135,905	$513,097,407
Cost of foreign currency	$6,177,358	$945,206	$1,149,354
Proceeds receivable of TBA sale commitments	$48,347,118	$—	$20,552,350
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

262

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford Total Return Bond Fund	The Hartford World Bond Fund
$10.46	$10.31

5,660,145	9,882,010

$59,204,237	$101,881,934

$10.45	$10.50

3,366,273	179,019,744

$35,182,205	$1,880,345,314

$10.64	$10.41

549,977	205,450

$5,851,231	$2,138,557

$10.62	$10.46

1,345,509	63,464

$14,290,320	$664,048

$10.62	$10.51

145,747	198,640

$1,547,631	$2,087,039

$10.61	$10.53

102,903	111,688

$1,091,556	$1,176,306

$10.61	$10.53

41,331,296	46,572,921

$438,588,579	$490,320,621

$10.46	$10.51

89,635,533	117,555,640

$937,169,908	$1,235,663,727

$2,893,194,145	$3,948,711,523
$324,028	$489,282
$305,652,137	$—
$—	$363,506

The accompanying notes are an integral part of these financial statements.

263

Fixed Income Funds

Statements of Operations

For the Year Ended October 31, 2017

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Investment Income:
Dividends	$—	$5,968,342	$772,550
Interest	6,851,236	188,176,222	22,728,857
Other income	1,292	447	419
Less: Foreign tax withheld	(123,453)	—	—

Total investment income, net	6,729,075	194,145,011	23,501,826

Expenses:
Investment management fees	933,496	25,088,583	3,283,063
Administrative services fees
Class R3	26	21,671	666
Class R4	76	10,994	1,132
Class R5	11	2,014	1,434
Transfer agent fees
Class A	9,026	733,504	104,093
Class B	—	4,467	—
Class C	3,317	847,153	77,866
Class I	38,514	1,189,598	235,224
Class R3	27	2,874	193
Class R4	27	1,200	107
Class R5	7	1,177	27
Class Y	17,634	101,062	1,322
Class F	—	—	—
Distribution fees
Class A	15,272	2,120,767	336,298
Class B	—	18,685	—
Class C	21,338	11,445,303	898,986
Class R3	65	54,178	1,666
Class R4	126	18,324	1,887
Custodian fees	21,522	36,387	5,881
Registration and filing fees	112,999	288,287	119,549
Accounting services fees	19,768	723,458	84,497
Board of Directors’ fees	3,034	124,149	13,638
Audit fees	31,953	36,542	29,202
Other expenses	23,853	591,454	80,437

Total expenses (before waivers and fees paid indirectly)	1,252,091	43,461,831	5,277,168
Expense waivers	(189,870)	(22,206)	(286,869)
Transfer agent fee waivers	—	—	—
Distribution fee reimbursements	(280)	(5,964)	(295)

Total waivers and fees paid indirectly	(190,150)	(28,170)	(287,164)

Total expenses, net	1,061,941	43,433,661	4,990,004

Net Investment Income (Loss)	5,667,134	150,711,350	18,511,822

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	578,567	6,307,330	1,231,352
Less: Foreign taxes paid on realized capital gains	(41,741)	—	—
Net realized gain (loss) on purchased options contracts	(336,482)	—	—
Net realized gain (loss) on futures contracts	(40,108)	—	—
Net realized gain (loss) on written options contracts	707,778	—	—
Net realized gain (loss) on swap contracts	236,749	—	—
Net realized gain (loss) on bond forward contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	3,176,574	(10,455,069)	(1,741,041)
Net realized gain (loss) on other foreign currency transactions	(215,087)	755,203	102,889

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	4,066,250	(3,392,536)	(406,800)

The accompanying notes are an integral part of these financial statements.

264

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$187,830	$—	$—	$—	$—	$—
21,770,219	13,428,763	609,261	21,342,522	6,235,937	344,970
493	—	—	—	436	718
—	(5,930)	—	—	—	—

21,958,542	13,422,833	609,261	21,342,522	6,236,373	345,688

2,346,682	2,936,440	73,629	2,246,091	636,493	64,428

5,916	104,672	—	—	—	—
2,400	20,606	—	—	—	—
743	2,916	—	—	—	—

401,045	307,407	6,275	92,628	50,325	3,161
3,073	7,996	—	381	292	—
59,362	150,521	467	51,849	10,725	798
98,074	113,173	652	141,003	18,811	500
1,079	6,150	—	—	—	—
561	1,860	—	—	—	—
189	990	—	—	—	—
725	8,663	—	—	4,247	—
—	—	—	—	—	—

577,016	538,965	28,879	630,924	253,497	19,851
7,335	23,461	—	3,454	1,324	—
586,837	1,275,356	31,587	1,105,468	208,197	37,075
14,789	261,681	—	—	—	—
4,000	34,343	—	—	—	—
4,560	11,191	—	2,537	415	—
135,554	119,854	55,298	128,506	84,347	54,948
64,985	107,458	2,945	93,151	25,460	2,577
10,795	17,747	507	20,318	5,316	422
31,791	32,217	27,684	32,193	28,396	27,687
94,328	97,819	8,195	83,948	27,729	7,923

4,451,839	6,181,486	236,118	4,632,451	1,355,574	219,370
(385,562)	(460,113)	(77,735)	(306)	(91,265)	(77,629)
(878)	(1,025)	—	—	—	—
(3,533)	(5,241)	(24,456)	(1,423)	(1,878)	(23,573)

(389,973)	(466,379)	(102,191)	(1,729)	(93,143)	(101,202)

4,061,866	5,715,107	133,927	4,630,722	1,262,431	118,168

17,896,676	7,707,726	475,334	16,711,800	4,973,942	227,520

1,592,146	(1,375,921)	(33,991)	(931,780)	(540,798)	(38,769)
—	—	—	—	—	—
—	—	—	—	—	—
—	744,926	—	(23)	—	—
—	—	—	—	—	—
657,172	967,725	—	—	(461,773)	—
—	12,982	—	—	—	—
(171,380)	600,472	—	—	—	—
(8,672)	1,352,865	—	—	—	—

2,069,266	2,303,049	(33,991)	(931,803)	(1,002,571)	(38,769)

The accompanying notes are an integral part of these financial statements.

265

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$(2,118,319)	$75,639,591	$9,245,538
Net unrealized appreciation (depreciation) of purchased options contracts	(60,321)	—	—
Net unrealized appreciation (depreciation) of futures contracts	84	—	—
Net unrealized appreciation (depreciation) of written options contracts	44,169	—	—
Net unrealized appreciation (depreciation) of swap contracts	29,529	—	—
Net unrealized appreciation (depreciation) of bond forward contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(1,492,151)	1,977,667	395,407
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(100,067)	87,577	46,065

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(3,697,076)	77,704,835	9,687,010

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	369,174	74,312,299	9,280,210

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,036,308	$225,023,649	$27,792,032

The accompanying notes are an integral part of these financial statements.

266

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$8,180,773	$(9,629,741)	$74,593	$(8,804,907)	$(1,411,104)	$(30,423)
—	—	—	—	—	—
—	(211,039)	—	—	—	—
—	—	—	—	—	—
96,284	444,778	—	—	1,250,724	—
—	307,451	—	—	—	—
124,371	141,665	—	—	—	—
53	(9,380)	—	—	—	—

8,401,481	(8,956,266)	74,593	(8,804,907)	(160,380)	(30,423)

10,470,747	(6,653,217)	40,602	(9,736,710)	(1,162,951)	(69,192)

$28,367,423	$1,054,509	$515,936	$6,975,090	$3,810,991	$158,328

The accompanying notes are an integral part of these financial statements.

267

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Investment Income:
Dividends	$—	$—	$54,200
Interest	3,237,441	25,928,923	19,824,952
Other income	360	473	1,069
Less: Foreign tax withheld	—	—	(19,640)

Total investment income, net	3,237,801	25,929,396	19,860,581

Expenses:
Investment management fees	632,098	3,870,614	2,201,674
Administrative services fees
Class R3	510	2,579	480
Class R4	20	944	300
Class R5	41	545	524
Transfer agent fees
Class A	14,195	638,602	164,644
Class B	—	3,307	2,391
Class C	3,713	100,905	66,200
Class I	6,770	174,961	57,252
Class R3	44	377	249
Class R4	7	194	81
Class R5	7	61	51
Class R6	—	—	7
Class Y	568	1,354	1,072
Class F	—	—	—
Distribution fees
Class A	34,869	1,316,576	302,944
Class B	—	2,667	2,742
Class C	31,794	1,139,040	694,312
Class R3	1,275	6,448	1,201
Class R4	33	1,573	501
Custodian fees	1,501	5,022	33,466
Registration and filing fees	116,044	200,429	140,976
Accounting services fees	22,755	162,928	88,071
Board of Directors’ fees	3,687	26,992	11,421
Audit fees	31,500	32,456	39,040
Other expenses	19,650	129,401	61,802

Total expenses (before waivers and fees paid indirectly)	921,081	7,817,975	3,871,401
Expense waivers	(100,470)	(2,727)	(228,897)
Transfer agent fee waivers	—	(110)	(7)
Distribution fee reimbursements	(501)	(116,074)	(523)

Total waivers and fees paid indirectly	(100,971)	(118,911)	(229,427)

Total expenses, net	820,110	7,699,064	3,641,974

Net Investment Income (Loss)	2,417,691	18,230,332	16,218,607

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(1,041,525)	1,216,252	4,886,006
Less: Foreign taxes paid on realized capital gains	—	—	(1,095)
Net realized gain (loss) on purchased options contracts	—	—	49,849
Net realized gain (loss) on futures contracts	(665,769)	1,171,153	(1,216,134)
Net realized gain (loss) on written options contracts	—	—	367,194
Net realized gain (loss) on swap contracts	18,217	—	3,643,108
Net realized gain (loss) on foreign currency contracts	57,742	(133,055)	(2,988,216)
Net realized gain (loss) on other foreign currency transactions	31,544	(1,926)	(88,514)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,599,791)	2,252,424	4,652,198

The accompanying notes are an integral part of these financial statements.

268

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

The Hartford Total Return Bond Fund	The Hartford World Bond Fund

$67,965	$213,076
71,660,632	77,290,424
1,534	1,084
(52,752)	(72,628)

71,677,379	77,431,956

8,176,824	23,088,588

11,941	3,958
21,608	1,385
1,459	1,802

1,105,269	571,953
11,366	—
90,133	125,275
496,533	4,210,214
1,820	437
942	221
130	269
24	253
116,455	106,923
—	—

1,872,282	961,720
18,599	—
637,009	1,245,257
29,853	9,896
36,013	2,309
33,552	271,661
230,771	332,006
465,379	820,395
63,099	113,307
36,896	36,053
360,455	1,003,972

13,818,412	32,907,854
(190,908)	(1,252,547)
(41,662)	(194)
(8,451)	(1,474)

(241,021)	(1,254,215)

13,577,391	31,653,639

58,099,988	45,778,317

5,651,378	37,764,831
—	—
404,318	(3,035,106)
1,882,441	(10,459,863)
197,291	1,846,892
5,232,817	2,419,229
(62,117)	(96,419,849)
(36,773)	(9,967,459)

13,269,355	(77,851,325)

The accompanying notes are an integral part of these financial statements.

269

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$(789,796)	$(3,783,418)	$5,463,913
Net unrealized appreciation (depreciation) of purchased options contracts	(55,065)	—	18,187
Net unrealized appreciation (depreciation) of futures contracts	41,295	171,038	(449)
Net unrealized appreciation (depreciation) of written options contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	(14,221)	—	(1,104,165)
Net unrealized appreciation (depreciation) of foreign currency contracts	76,012	30,761	1,434,339
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(109,229)	(1,623)	33,446

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(851,004)	(3,583,242)	5,845,271

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,450,795)	(1,330,818)	10,497,469

Net Increase (Decrease) in Net Assets Resulting from Operations	$(33,104)	$16,899,514	$26,716,076

The accompanying notes are an integral part of these financial statements.

270

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

The Hartford Total Return Bond Fund	The Hartford World Bond Fund

$(15,679,319)	$46,764,990
(153,095)	(35,647)
(668,556)	(2,445,520)
—	494,199
(3,330,759)	2,678,918
1,515,197	31,518,670
17,214	297,269

(18,299,318)	79,272,879

(5,029,963)	1,421,554

$53,070,025	$47,199,871

The accompanying notes are an integral part of these financial statements.

271

Fixed Income Funds

Statements of Changes in Net Assets

	The Hartford Emerging Markets Local Debt Fund		The Hartford Floating Rate Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$5,667,134	$6,308,397	$150,711,350	$169,349,410
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	4,066,250	(19,608,998)	(3,392,536)	(172,776,553)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(3,697,076)	19,354,382	77,704,835	217,049,671

Net Increase (Decrease) in Net Assets Resulting from Operations	6,036,308	6,053,781	225,023,649	213,622,528

Distributions to Shareholders:
From net investment income
Class A	(284,894)	—	(30,382,592)	(39,154,884)
Class B	—	—	(54,241)	(192,432)
Class C	(82,993)	—	(32,799,511)	(44,415,416)
Class I	(1,425,078)	—	(67,793,244)	(62,929,243)
Class R3	(523)	—	(359,006)	(463,178)
Class R4	(2,266)	—	(260,730)	(368,379)
Class R5	(518)	—	(77,544)	(109,584)
Class Y	(3,612,576)	—	(14,437,545)	(14,164,583)
Class F(1)	(21,990)	—	(366,550)	—

Total from net investment income	(5,430,838)	—	(146,530,963)	(161,797,699)

From tax return of capital
Class A	—	(256,662)	(774,083)	—
Class B	—	—	(1,382)	—
Class C	—	(47,082)	(835,661)	—
Class I	—	(188,061)	(1,727,224)	—
Class R3	—	(8,101)	(9,147)	—
Class R4	—	(9,329)	(6,643)	—
Class R5	—	(8,690)	(1,976)	—
Class Y	—	(5,551,762)	(367,837)	—
Class F	—	—	(9,339)	—

Total from tax return of capital	—	(6,069,687)	(3,733,292)	—

Total distributions	(5,430,838)	(6,069,687)	(150,264,255)	(161,797,699)

Capital Share Transactions:
Sold	103,321,647	97,933,115	1,260,184,449	862,103,146
Issued on reinvestment of distributions	4,085,101	4,292,442	127,895,198	138,161,316
Redeemed	(58,239,914)	(190,815,730)	(1,249,839,582)	(1,856,800,375)

Net increase (decrease) from capital share transactions	49,166,834	(88,590,173)	138,240,065	(856,535,913)

Net Increase (Decrease) in Net Assets	49,772,304	(88,606,079)	212,999,459	(804,711,084)

Net Assets:
Beginning of period	105,177,155	193,783,234	3,899,514,769	4,704,225,853

End of period	$154,949,459	$105,177,155	$4,112,514,228	$3,899,514,769

Undistributed (distributions in excess of) net investment income	$26,496,381	$(34,447)	$(2,949,559)	$3,831,360

The accompanying notes are an integral part of these financial statements.

272

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Floating Rate High Income Fund		The Hartford High Yield Fund		The Hartford Inflation Plus Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$18,511,822	$16,486,876	$17,896,676	$16,096,843	$7,707,726	$4,543,331
(406,800)	(18,365,609)	2,069,266	(8,907,040)	2,303,049	(6,352,015)
9,687,010	20,373,363	8,401,481	14,345,777	(8,956,266)	27,860,806

27,792,032	18,494,630	28,367,423	21,535,580	1,054,509	26,052,122

(5,055,054)	(5,548,256)	(11,318,029)	(11,325,752)	(2,601,063)	—
—	—	(30,943)	(95,921)	—	—
(2,715,436)	(3,586,846)	(2,448,924)	(2,557,825)	(541,095)	—
(9,365,955)	(5,380,942)	(2,469,522)	(1,470,860)	(854,272)	—
(11,591)	(19,121)	(136,427)	(129,452)	(474,320)	—
(28,094)	(37,746)	(78,351)	(81,865)	(171,472)	—
(57,141)	(30,449)	(38,596)	(28,165)	(40,443)	—
(170,847)	(171,308)	(335,845)	(410,386)	(1,657,653)	—
(125,899)	—	(571,508)	—	—	—

(17,530,017)	(14,774,668)	(17,428,145)	(16,100,226)	(6,340,318)	—

—	(323,009)	(287,064)	—	—	—
—	—	(785)	—	—	—
—	(208,820)	(62,113)	—	—	—
—	(313,269)	(62,636)	—	—	—
—	(1,113)	(3,460)	—	—	—
—	(2,198)	(1,987)	—	—	—
—	(1,773)	(979)	—	—	—
—	(9,973)	(8,518)	—	—	—
—	—	(14,496)	—	—	—

—	(860,155)	(442,038)	—	—	—

(17,530,017)	(15,634,823)	(17,870,183)	(16,100,226)	(6,340,318)	—

329,108,046	165,092,975	227,268,443	141,567,718	239,539,317	85,844,243
17,071,310	15,232,336	17,214,991	15,471,526	5,982,150	—
(209,894,227)	(212,502,398)	(246,968,583)	(160,899,936)	(273,901,799)	(283,909,962)

136,285,129	(32,177,087)	(2,485,149)	(3,860,692)	(28,380,332)	(198,065,719)

146,547,144	(29,317,280)	8,012,091	1,574,662	(33,666,141)	(172,013,597)

365,179,721	394,497,001	360,911,943	359,337,281	619,666,967	791,680,564

$511,726,865	$365,179,721	$368,924,034	$360,911,943	$586,000,826	$619,666,967

$(306,337)	$9,058	$(179,467)	$9,847	$21,724,821	$4,565,756

The accompanying notes are an integral part of these financial statements.

273

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	Hartford Municipal Income Fund		The Hartford Municipal Opportunities Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$475,334	$288,568	$16,711,800	$15,399,890
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(33,991)	28,833	(931,803)	1,308,946
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	74,593	186,099	(8,804,907)	7,244,667

Net Increase (Decrease) in Net Assets Resulting from Operations	515,936	503,500	6,975,090	23,953,503

Distributions to Shareholders:
From net investment income
Class A	(254,920)	(123,379)	(6,384,521)	(6,213,645)
Class B	—	—	(6,196)	(29,748)
Class C	(64,978)	(36,875)	(1,960,067)	(1,968,141)
Class I	(150,585)	(128,370)	(8,227,242)	(7,188,531)
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class F(1)	(4,852)	—	(133,771)	—

Total from net investment income	(475,335)	(288,624)	(16,711,797)	(15,400,065)

From net realized gain on investments
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from net realized gain on investments	—	—	—	—

Total distributions	(475,335)	(288,624)	(16,711,797)	(15,400,065)

Capital Share Transactions:
Sold	7,652,129	9,048,711	243,412,258	402,122,445
Issued on reinvestment of distributions	475,259	288,491	13,876,035	12,496,919
Redeemed	(4,001,328)	(1,160,378)	(317,864,298)	(152,092,290)

Net increase (decrease) from capital share transactions	4,126,060	8,176,824	(60,576,005)	262,527,074

Net Increase (Decrease) in Net Assets	4,166,661	8,391,700	(70,312,712)	271,080,512

Net Assets:
Beginning of period	19,106,494	10,714,794	750,098,029	479,017,517

End of period	$23,273,155	$19,106,494	$679,785,317	$750,098,029

Undistributed (distributions in excess of) net investment income	$7,425	$7,426	$166,371	$166,368

The accompanying notes are an integral part of these financial statements.

274

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Municipal Real Return Fund		Hartford Municipal Short Duration Fund		The Hartford Quality Bond Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$4,973,942	$4,614,387	$227,520	$138,197	$2,417,691	$1,618,873
(1,002,571)	(7,434,123)	(38,769)	6,374	(1,599,791)	2,454,818
(160,380)	10,315,120	(30,423)	22,410	(851,004)	489,474

3,810,991	7,495,384	158,328	166,981	(33,104)	4,563,165

(2,779,180)	(2,963,967)	(95,952)	(65,194)	(262,923)	(175,535)
(2,661)	(12,408)	—	—	—	—
(415,924)	(555,954)	(34,369)	(8,168)	(35,886)	(20,048)
(1,231,585)	(565,976)	(95,767)	(64,918)	(136,565)	(132,649)
—	—	—	—	(4,127)	(2,746)
—	—	—	—	(243)	(2,363)
—	—	—	—	(893)	(3,261)
(499,407)	(543,686)	—	—	(904,814)	(1,543,733)
(45,237)	—	(1,563)	—	(1,435,773)	—

(4,973,994)	(4,641,991)	(227,651)	(138,280)	(2,781,224)	(1,880,335)

—	—	—	—	(245,660)	(79,188)
—	—	—	—	(64,716)	(17,226)
—	—	—	—	(178,941)	(15,237)
—	—	—	—	(3,019)	(13,943)
—	—	—	—	(365)	(14,040)
—	—	—	—	(689)	(14,140)
—	—	—	—	(1,403,142)	(308,235)

—	—	—	—	(1,896,532)	(462,009)

(4,973,994)	(4,641,991)	(227,651)	(138,280)	(4,677,756)	(2,342,344)

62,347,413	44,471,582	6,123,085	9,775,348	155,767,045	134,137,823
4,405,415	4,037,252	227,448	138,272	4,612,247	2,336,679
(56,430,728)	(48,428,031)	(4,914,795)	(3,812,141)	(143,115,901)	(46,278,066)

10,322,100	80,803	1,435,738	6,101,479	17,263,391	90,196,436

9,159,097	2,934,196	1,366,415	6,130,180	12,552,531	92,417,257

171,722,839	168,788,643	18,365,437	12,235,257	124,514,178	32,096,921

$180,881,936	$171,722,839	$19,731,852	$18,365,437	$137,066,709	$124,514,178

$(444,868)	$16,957	$6,107	$6,238	$329,502	$355

The accompanying notes are an integral part of these financial statements.

275

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Short Duration Fund		The Hartford Strategic Income Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$18,230,332	$13,894,536	$16,218,607	$18,208,372
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	2,252,424	(3,188,145)	4,652,198	(905,907)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(3,583,242)	11,679,085	5,845,271	11,816,842

Net Increase (Decrease) in Net Assets Resulting from Operations	16,899,514	22,385,476	26,716,076	29,119,307

Distributions to Shareholders:
From net investment income
Class A	(10,660,453)	(8,732,000)	(5,222,326)	(4,918,160)
Class B	(21,062)	(57,238)	(50,657)	(116,866)
Class C	(1,469,129)	(1,222,176)	(2,428,318)	(2,572,890)
Class I	(4,622,741)	(3,249,572)	(2,049,875)	(1,189,518)
Class R3	(22,839)	(17,204)	(10,154)	(11,080)
Class R4	(12,675)	(11,580)	(9,550)	(8,341)
Class R5	(12,682)	(2,831)	(25,258)	(18,141)
Class R6	—	—	(507)	(452)
Class Y	(514,860)	(839,690)	(3,885,223)	(7,800,015)
Class F(1)	(895,311)	—	(3,521,055)	—

Total from net investment income	(18,231,752)	(14,132,291)	(17,202,923)	(16,635,463)

From net realized gain on investments
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class R6	—	—	—	—
Class Y	—	—	—	—

Total from net realized gain on investments	—	—	—	—

From tax return of capital
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class R6	—	—	—	—
Class Y	—	—	—	—
Class F	—	—	—	—

Total from tax return of capital	—	—	—	—

Total distributions	(18,231,752)	(14,132,291)	(17,202,923)	(16,635,463)

Capital Share Transactions:
Sold	602,010,398	568,131,590	337,731,647	131,626,176
Issued in merger	—	—	53,944,994	—
Issued on reinvestment of distributions	16,737,863	12,564,026	16,643,340	16,155,072
Redeemed	(588,054,151)	(424,146,283)	(308,320,630)	(122,758,705)

Net increase (decrease) from capital share transactions	30,694,110	156,549,333	99,999,351	25,022,543

Net Increase (Decrease) in Net Assets	29,361,872	164,802,518	109,512,504	37,506,387

Net Assets:
Beginning of period	895,568,196	730,765,678	393,193,368	355,686,981

End of period	$924,930,068	$895,568,196	$502,705,872	$393,193,368

Undistributed (distributions in excess of) net investment income	$639,165	$198,813	$11,350,015	$1,990,768

The accompanying notes are an integral part of these financial statements.

276

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Total Return Bond Fund		The Hartford World Bond Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$58,099,988	$55,834,263	$45,778,317	$46,807,333
13,269,355	(12,037,178)	(77,851,325)	(98,827,498)
(18,299,318)	50,351,436	79,272,879	117,103,014

53,070,025	94,148,521	47,199,871	65,082,849

(19,090,930)	(17,749,073)	—	—
(33,906)	(131,101)	—	—
(1,154,490)	(1,230,789)	—	—
(4,256,995)	(1,046,215)	—	—
(132,547)	(122,431)	—	—
(365,819)	(369,231)	—	—
(41,344)	(40,601)	—	—
(12,470)	(284)	—	—
(20,674,042)	(29,448,677)	—	—
(12,245,097)	—	—	—

(58,007,640)	(50,138,402)	—	—

—	(1,174,791)	—	(14,873,653)
—	(17,345)	—	—
—	(115,651)	—	(4,341,666)
—	(38,967)	—	(56,379,832)
—	(10,192)	—	(20,717)
—	(26,350)	—	(120,520)
—	(2,383)	—	(8,420)
—	(17)	—	(4,594)
—	(1,890,131)	—	(16,158,895)

—	(3,275,827)	—	(91,908,297)

—	(1,905,065)	—	(1,735,638)
—	(14,071)	—	—
—	(132,104)	—	(102,460)
—	(112,294)	—	(9,759,287)
—	(13,141)	—	(1,805)
—	(39,631)	—	(14,944)
—	(4,358)	—	(1,457)
—	(31)	—	(1,727)
—	(3,160,821)	—	(2,542,428)
—	—	—	—

—	(5,381,516)	—	(14,159,746)

(58,007,640)	(58,795,745)	—	(106,068,043)

1,477,785,914	462,316,024	3,492,944,156	1,710,906,217
—	—	—	—
56,833,846	58,028,355	—	96,140,611
(1,295,623,880)	(424,275,240)	(3,113,007,805)	(1,872,031,155)

238,995,880	96,069,139	379,936,351	(64,984,327)

234,058,265	131,421,915	427,136,222	(105,969,521)

2,031,353,141	1,899,931,226	3,618,225,236	3,724,194,757

$2,265,411,406	$2,031,353,141	$4,045,361,458	$3,618,225,236

$15,046,078	$(764,538)	$(45,098,181)	$(16,647,727)

The accompanying notes are an integral part of these financial statements.

277

Fixed Income Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund
For the Year Ended October 31, 2017
A	$7.48	$0.37	$0.11	$0.48	$(0.34)	$—	$—	$(0.34)	$7.62	6.80%	$8,324	1.44%	1.25%		4.87%	151%
C	7.47	0.31	0.13	0.44	(0.29)	—	—	(0.29)	7.62	5.98	2,777	2.20	2.00		4.13	151
I	7.46	0.39	0.13	0.52	(0.37)	—	—	(0.37)	7.61	7.11	46,768	1.18	1.00		5.10	151
R3	7.43	0.35	0.13	0.48	(0.31)	—	—	(0.31)	7.60	6.61	12	1.96	1.50		4.67	151
R4	7.45	0.37	0.12	0.49	(0.34)	—	—	(0.34)	7.60	6.73	46	1.50	1.25		4.86	151
R5	7.24	0.38	0.11	0.49	(0.35)	—	—	(0.35)	7.38	7.00	11	1.21	0.95		5.22	151
Y	7.43	0.39	0.12	0.51	(0.37)	—	—	(0.37)	7.57	7.11	94,802	1.07	0.90		5.24	151
F(5)	7.29	0.26	0.31	0.57	(0.25)	—	—	(0.25)	7.61	7.87 (6)	2,210	1.04 (7)	0.90	(7)	4.99 (7)	151

For the Year Ended October 31, 2016
A	$7.09	$0.35	$0.38	$0.73	$—	$—	$(0.34)	$(0.34)	$7.48	10.62%	$5,804	1.64%	1.26	%(8)	4.91%	187%
C	7.08	0.30	0.37	0.67	—	—	(0.28)	(0.28)	7.47	9.78	1,895	2.43	2.01	(8)	4.14	187
I	7.07	0.37	0.38	0.75	—	—	(0.36)	(0.36)	7.46	10.93	9,871	1.41	1.01	(8)	5.08	187
R3	7.08	0.32	0.35	0.67	—	—	(0.32)	(0.32)	7.43	9.80	20	1.92	1.56	(8)	4.44	187
R4	7.08	0.34	0.38	0.72	—	—	(0.35)	(0.35)	7.45	10.51	31	1.61	1.26	(8)	4.76	187
R5	7.08	0.36	0.34	0.70	—	—	(0.54)	(0.54)	7.24	10.44	12	1.30	0.96	(8)	5.04	187
Y	7.05	0.37	0.38	0.75	—	—	(0.37)	(0.37)	7.43	10.96	87,545	1.20	0.91	(8)	5.26	187

For the Year Ended October 31, 2015
A	$9.00	$0.36	$(1.87)	$(1.51)	$—	$—	$(0.40)	$(0.40)	$7.09	(17.13)%	$5,827	1.53%	1.25%		4.56%	122%
C	8.99	0.32	(1.90)	(1.58)	—	—	(0.33)	(0.33)	7.08	(17.81)	1,289	2.29	2.00		3.99	122
I	8.98	0.38	(1.87)	(1.49)	—	—	(0.42)	(0.42)	7.07	(16.95)	3,716	1.18	0.97		4.57	122
R3	8.99	0.34	(1.88)	(1.54)	—	—	(0.37)	(0.37)	7.08	(17.40)	1,688	1.81	1.55		4.33	122
R4	8.99	0.37	(1.88)	(1.51)	—	—	(0.40)	(0.40)	7.08	(17.14)	1,741	1.51	1.25		4.63	122
R5	8.99	0.39	(1.88)	(1.49)	—	—	(0.42)	(0.42)	7.08	(16.89)	1,726	1.21	0.95		4.93	122
Y	8.96	0.40	(1.89)	(1.49)	—	—	(0.42)	(0.42)	7.05	(16.90)	177,798	1.11	0.90		5.02	122

For the Year Ended October 31, 2014
A	$9.51	$0.42	$(0.52)	$(0.10)	$(0.04)	$(0.01)	$(0.36)	$(0.41)	$9.00	(1.10)%	$9,792	1.47%	1.25%		4.57%	144%
C	9.50	0.35	(0.52)	(0.17)	(0.03)	(0.01)	(0.30)	(0.34)	8.99	(1.85)	3,208	2.23	2.00		3.78	144
I	9.50	0.44	(0.52)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.98	(0.91)	43,683	1.19	0.98		4.78	144
R3	9.50	0.39	(0.52)	(0.13)	(0.03)	(0.01)	(0.34)	(0.38)	8.99	(1.38)	2,041	1.81	1.55		4.23	144
R4	9.50	0.42	(0.52)	(0.10)	(0.04)	(0.01)	(0.36)	(0.41)	8.99	(1.09)	2,101	1.51	1.25		4.53	144
R5	9.51	0.45	(0.53)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.99	(0.89)	2,078	1.20	0.95		4.83	144
Y	9.47	0.45	(0.52)	(0.07)	(0.04)	(0.01)	(0.39)	(0.44)	8.96	(0.74)	257,218	1.11	0.90		4.86	144

For the Year Ended October 31, 2013
A	$10.02	$0.41	$(0.47)	$(0.06)	$(0.39)	$(0.06)	$—	$(0.45)	$9.51	(0.70)%	$24,773	1.49%	1.25%		4.16%	95%
C	10.01	0.34	(0.47)	(0.13)	(0.32)	(0.06)	—	(0.38)	9.50	(1.40)	6,280	2.22	1.99		3.43	95
I	10.01	0.43	(0.47)	(0.04)	(0.41)	(0.06)	—	(0.47)	9.50	(0.45)	33,259	1.25	1.00		4.41	95
R3	10.01	0.38	(0.47)	(0.09)	(0.36)	(0.06)	—	(0.42)	9.50	(1.01)	2,097	1.84	1.55		3.86	95
R4	10.01	0.41	(0.47)	(0.06)	(0.39)	(0.06)	—	(0.45)	9.50	(0.71)	2,165	1.54	1.25		4.16	95
R5	10.01	0.44	(0.46)	(0.02)	(0.42)	(0.06)	—	(0.48)	9.51	(0.31)	2,095	1.24	0.95		4.46	95
Y	9.98	0.44	(0.47)	(0.03)	(0.42)	(0.06)	—	(0.48)	9.47	(0.36)	178,911	1.14	0.90		4.50	95

The accompanying notes are an integral part of these financial statements.

278

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Floating Rate Fund
For the Year Ended October 31, 2017
A	$8.58	$0.32	$0.16	$0.48	$(0.31)	$—	$(0.01)	$(0.32)	$8.74	5.66%	$806,759	0.98%	0.98%		3.68%	62%
C	8.57	0.26	0.15	0.41	(0.24)	—	(0.01)	(0.25)	8.73	4.89	1,046,990	1.72	1.72		2.95	62
I	8.59	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.75	5.95	1,817,213	0.71	0.71		3.94	62
R3	8.61	0.30	0.15	0.45	(0.29)	—	(0.01)	(0.30)	8.76	5.25	9,993	1.37	1.25		3.41	62
R4	8.58	0.32	0.15	0.47	(0.31)	—	(0.01)	(0.32)	8.73	5.52	6,359	1.06	1.00		3.65	62
R5	8.58	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.74	5.96	2,200	0.80	0.70		3.96	62
Y	8.57	0.35	0.16	0.51	(0.34)	—	(0.01)	(0.35)	8.73	5.99	374,594	0.67	0.67		3.98	62
F(5)	8.74	0.23	0.02	0.25	(0.22)	—	(0.01)	(0.23)	8.76	2.78 (6)	48,407	0.65 (7)	0.65	(7)	3.95 (7)	62

For the Year Ended October 31, 2016
A	$8.41	$0.36	$0.16	$0.52	$(0.35)	$—	$—	$(0.35)	$8.58	6.38%	$875,037	1.02%	1.01	%(9)	4.40%	40%
B	8.40	0.30	0.15	0.45	(0.28)	—	—	(0.28)	8.57	5.59	3,696	1.90	1.76	(9)	3.66	40
C	8.40	0.30	0.16	0.46	(0.29)	—	—	(0.29)	8.57	5.62	1,213,760	1.74	1.74	(9)	3.67	40
I	8.42	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.59	6.67	1,466,928	0.74	0.74	(9)	4.66	40
R3	8.43	0.34	0.17	0.51	(0.33)	—	—	(0.33)	8.61	6.24	10,618	1.38	1.26	(9)	4.15	40
R4	8.40	0.36	0.17	0.53	(0.35)	—	—	(0.35)	8.58	6.51	8,781	1.07	1.01	(9)	4.39	40
R5	8.41	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.58	6.70	1,941	0.80	0.71	(9)	4.69	40
Y	8.40	0.39	0.16	0.55	(0.38)	—	—	(0.38)	8.57	6.76	318,753	0.66	0.66	(9)	4.73	40

For the Year Ended October 31, 2015
A	$8.88	$0.36	$(0.46)	$(0.10)	$(0.33)	$—	$(0.04)	$(0.37)	$8.41	(1.20)%	$1,109,960	0.98%	0.98%		4.19%	30%
B	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.85)	7,942	1.84	1.75		3.42	30
C	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.94)	1,463,472	1.73	1.73		3.44	30
I	8.89	0.39	(0.47)	(0.08)	(0.35)	—	(0.04)	(0.39)	8.42	(0.92)	1,698,313	0.71	0.71		4.45	30
R3	8.89	0.34	(0.46)	(0.12)	(0.31)	—	(0.03)	(0.34)	8.43	(1.46)	13,707	1.37	1.25		3.92	30
R4	8.87	0.36	(0.47)	(0.11)	(0.32)	—	(0.04)	(0.36)	8.40	(1.22)	9,264	1.06	1.00		4.16	30
R5	8.87	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.41	(0.81)	2,818	0.78	0.70		4.46	30
Y	8.86	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.40	(0.76)	398,751	0.65	0.65		4.51	30

For the Year Ended October 31, 2014
A	$9.01	$0.34	$(0.13)	$0.21	$(0.34)	$—	$—	$(0.34)	$8.88	2.35%	$1,459,463	0.96%	0.96%		3.80%	75%
B	9.00	0.27	(0.14)	0.13	(0.27)	—	—	(0.27)	8.86	1.44	18,681	1.81	1.75		3.01	75
C	9.00	0.28	(0.14)	0.14	(0.28)	—	—	(0.28)	8.86	1.48	1,900,141	1.71	1.71		3.06	75
I	9.02	0.37	(0.13)	0.24	(0.37)	—	—	(0.37)	8.89	2.62	2,325,212	0.70	0.70		4.08	75
R3	9.03	0.32	(0.14)	0.18	(0.32)	—	—	(0.32)	8.89	1.94	17,970	1.35	1.25		3.52	75
R4	9.01	0.34	(0.14)	0.20	(0.34)	—	—	(0.34)	8.87	2.20	11,663	1.05	1.00		3.77	75
R5	9.01	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.87	2.50	3,753	0.77	0.70		4.07	75
Y	9.00	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.86	2.57	413,511	0.64	0.64		4.13	75

For the Year Ended October 31, 2013
A	$8.93	$0.36	$0.09	$0.45	$(0.37)	$—	$—	$(0.37)	$9.01	5.08%	$2,064,701	0.96%	0.96%		4.04%	78%
B	8.92	0.29	0.09	0.38	(0.30)	—	—	(0.30)	9.00	4.27	30,017	1.80	1.75		3.28	78
C	8.92	0.30	0.08	0.38	(0.30)	—	—	(0.30)	9.00	4.31	2,195,858	1.71	1.71		3.30	78
I	8.94	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.02	5.35	2,772,328	0.70	0.70		4.29	78
R3	8.95	0.34	0.08	0.42	(0.34)	—	—	(0.34)	9.03	4.77	18,334	1.36	1.25		3.76	78
R4	8.92	0.36	0.09	0.45	(0.36)	—	—	(0.36)	9.01	5.17	13,255	1.04	1.00		4.01	78
R5	8.93	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.01	5.36	3,942	0.76	0.70		4.33	78
Y	8.92	0.39	0.09	0.48	(0.40)	—	—	(0.40)	9.00	5.43	79,142	0.64	0.64		4.39	78

The accompanying notes are an integral part of these financial statements.

279

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Floating Rate High Income Fund
For the Year Ended October 31, 2017
A	$9.82	$0.40	$0.22	$0.62	$(0.38)	$—	$—	$(0.38)	$10.06	6.38%	$145,099	1.10%	1.05%		3.97%	77%
C	9.82	0.32	0.22	0.54	(0.30)	—	—	(0.30)	10.06	5.59	89,003	1.86	1.80		3.23	77
I	9.83	0.42	0.22	0.64	(0.40)	—	—	(0.40)	10.07	6.64	250,468	0.87	0.80		4.19	77
R3	9.81	0.37	0.22	0.59	(0.35)	—	—	(0.35)	10.05	6.07	339	1.53	1.35		3.69	77
R4	9.80	0.39	0.23	0.62	(0.38)	—	—	(0.38)	10.04	6.38	709	1.18	1.05		3.94	77
R5	9.80	0.42	0.22	0.64	(0.41)	—	—	(0.41)	10.03	6.59	1,851	0.87	0.75		4.17	77
Y	9.80	0.43	0.22	0.65	(0.41)	—	—	(0.41)	10.04	6.71	7,121	0.80	0.75		4.28	77
F(5)	10.03	0.29	0.01	0.30	(0.26)	—	—	(0.26)	10.07	2.98 (6)	17,138	0.77 (7)	0.75	(7)	4.27 (7)	77

For the Year Ended October 31, 2016
A	$9.59	$0.51	$0.20	$0.71	$(0.45)	$—	$(0.03)	$(0.48)	$9.82	7.81%	$123,600	1.15%	1.07	%(10)	5.43%	75%
C	9.60	0.44	0.19	0.63	(0.39)	—	(0.02)	(0.41)	9.82	6.90	83,318	1.91	1.82	(10)	4.70	75
I	9.60	0.53	0.21	0.74	(0.48)	—	(0.03)	(0.51)	9.83	8.07	151,912	0.91	0.82	(10)	5.65	75
R3	9.58	0.49	0.20	0.69	(0.43)	—	(0.03)	(0.46)	9.81	7.50	319	1.55	1.37	(10)	5.18	75
R4	9.58	0.51	0.20	0.71	(0.46)	—	(0.03)	(0.49)	9.80	7.77	507	1.23	1.07	(10)	5.40	75
R5	9.57	0.53	0.31	0.84	(0.58)	—	(0.03)	(0.61)	9.80	9.27	592	0.92	0.77	(10)	5.55	75
Y	9.57	0.54	0.20	0.74	(0.48)	—	(0.03)	(0.51)	9.80	8.14	4,932	0.81	0.77	(10)	5.75	75

For the Year Ended October 31, 2015
A	$10.54	$0.51	$(0.81)	$(0.30)	$(0.41)	$(0.15)	$(0.09)	$(0.65)	$9.59	(3.00)%	$134,991	1.11%	1.05%		5.06%	55%
C	10.54	0.43	(0.79)	(0.36)	(0.35)	(0.15)	(0.08)	(0.58)	9.60	(3.63)	99,723	1.88	1.80		4.31	55
I	10.55	0.53	(0.80)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.60	(2.75)	148,276	0.86	0.80		5.30	55
R3	10.52	0.48	(0.80)	(0.32)	(0.39)	(0.15)	(0.08)	(0.62)	9.58	(3.21)	807	1.48	1.35		4.73	55
R4	10.52	0.51	(0.80)	(0.29)	(0.41)	(0.15)	(0.09)	(0.65)	9.58	(2.91)	2,889	1.18	1.05		5.06	55
R5	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.63)	2,823	0.88	0.75		5.35	55
Y	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.72)	4,989	0.77	0.75		5.33	55

For the Year Ended October 31, 2014
A	$10.70	$0.47	$(0.13)	$0.34	$(0.47)	$(0.03)	$—	$(0.50)	$10.54	3.23%	$191,162	1.10%	1.05%		4.35%	100%
C	10.70	0.39	(0.13)	0.26	(0.39)	(0.03)	—	(0.42)	10.54	2.47	118,465	1.87	1.80		3.61	100
I	10.71	0.50	(0.14)	0.36	(0.49)	(0.03)	—	(0.52)	10.55	3.49	207,458	0.84	0.80		4.62	100
R3	10.68	0.43	(0.13)	0.30	(0.43)	(0.03)	—	(0.46)	10.52	2.93	2,886	1.48	1.35		4.06	100
R4	10.68	0.47	(0.13)	0.34	(0.47)	(0.03)	—	(0.50)	10.52	3.24	3,015	1.18	1.05		4.35	100
R5	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.45	2,515	0.88	0.75		4.65	100
Y	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.55	13,269	0.78	0.75		4.66	100

For the Year Ended October 31, 2013
A	$10.60	$0.48	$0.22	$0.70	$(0.50)	$(0.10)	$—	$(0.60)	$10.70	6.78%	$163,631	1.13%	1.05%		4.53%	59%
C	10.60	0.40	0.22	0.62	(0.42)	(0.10)	—	(0.52)	10.70	5.98	89,287	1.88	1.80		3.78	59
I	10.60	0.50	0.23	0.73	(0.52)	(0.10)	—	(0.62)	10.71	7.15	119,549	0.84	0.80		4.73	59
R3	10.58	0.46	0.21	0.67	(0.47)	(0.10)	—	(0.57)	10.68	6.47	2,560	1.50	1.35		4.32	59
R4	10.58	0.49	0.21	0.70	(0.50)	(0.10)	—	(0.60)	10.68	6.79	2,642	1.19	1.05		4.62	59
R5	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11	2,427	0.89	0.75		4.93	59
Y	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11	10,907	0.80	0.75		4.92	59

The accompanying notes are an integral part of these financial statements.

280

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital		Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford High Yield Fund
For the Year Ended October 31, 2017
A	$7.28	$0.37	$0.21	$0.58	$(0.36)	$—	$(0.01)		$(0.37)	$7.49	8.16%	$224,824	1.17%	1.05%		5.04%	49%
C	7.25	0.32	0.22	0.54	(0.31)	—	(0.01)		(0.32)	7.47	7.52	57,139	1.85	1.80		4.29	49
I	7.31	0.39	0.23	0.62	(0.38)	—	(0.01)		(0.39)	7.54	8.70	28,998	0.95	0.80		5.28	49
R3	7.27	0.35	0.22	0.57	(0.34)	—	(0.01)		(0.35)	7.49	7.99	2,586	1.48	1.35		4.74	49
R4	7.28	0.37	0.23	0.60	(0.36)	—	(0.01)		(0.37)	7.51	8.45	1,463	1.18	1.05		5.03	49
R5	7.27	0.39	0.22	0.61	(0.38)	—	(0.01)		(0.39)	7.49	8.63	885	0.87	0.75		5.33	49
Y	7.26	0.40	0.22	0.62	(0.39)	—	(0.01)		(0.40)	7.48	8.69	7,330	0.75	0.70		5.40	49
F(5)	7.48	0.27	0.05	0.32	(0.26)	—	(0.01)		(0.27)	7.53	4.33 (6)	45,699	0.75 (7)	0.70	(7)	5.31 (7)	49

For the Year Ended October 31, 2016
A	$7.14	$0.35	$0.14	$0.49	$(0.35)	$—	$—		$(0.35)	$7.28	7.10%	$247,549	1.23%	1.07	%(11)	4.93%	47%
B	7.10	0.29	0.13	0.42	(0.29)	—	—		(0.29)	7.23	6.17	1,509	2.12	1.82	(11)	4.19	47
C	7.12	0.29	0.13	0.42	(0.29)	—	—		(0.29)	7.25	6.16	61,297	1.88	1.82	(11)	4.18	47
I	7.18	0.36	0.14	0.50	(0.37)	—	—		(0.37)	7.31	7.20	37,099	0.88	0.82	(11)	5.14	47
R3	7.14	0.33	0.13	0.46	(0.33)	—	—		(0.33)	7.27	6.64	3,153	1.50	1.37	(11)	4.63	47
R4	7.15	0.35	0.12	0.47	(0.34)	—	—		(0.34)	7.28	6.92	1,681	1.20	1.07	(11)	5.01	47
R5	7.14	0.37	0.13	0.50	(0.37)	—	—		(0.37)	7.27	7.27	665	0.90	0.77	(11)	5.23	47
Y	7.13	0.37	0.13	0.50	(0.37)	—	—		(0.37)	7.26	7.32	7,957	0.77	0.72	(11)	5.28	47

For the Year Ended October 31, 2015
A	$7.68	$0.35	$(0.54)	$(0.19)	$(0.35)	$—	$—	(12)	$(0.35)	$7.14	(2.52)%	$245,946	1.16%	1.05%		4.64%	40%
B	7.64	0.30	(0.55)	(0.25)	(0.29)	—	—	(12)	(0.29)	7.10	(3.27)	3,274	2.06	1.80		3.99	40
C	7.65	0.30	(0.54)	(0.24)	(0.29)	—	—	(12)	(0.29)	7.12	(3.13)	67,854	1.84	1.80		4.00	40
I	7.72	0.37	(0.54)	(0.17)	(0.37)	—	—	(12)	(0.37)	7.18	(2.25)	30,492	0.84	0.80		4.99	40
R3	7.68	0.33	(0.54)	(0.21)	(0.33)	—	—	(12)	(0.33)	7.14	(2.81)	2,178	1.48	1.35		4.45	40
R4	7.68	0.35	(0.53)	(0.18)	(0.35)	—	—	(12)	(0.35)	7.15	(2.38)	1,377	1.17	1.05		4.75	40
R5	7.68	0.37	(0.54)	(0.17)	(0.37)	—	—	(12)	(0.37)	7.14	(2.22)	489	0.86	0.75		5.05	40
Y	7.67	0.38	(0.54)	(0.16)	(0.38)	—	—	(12)	(0.38)	7.13	(2.18)	7,728	0.74	0.70		5.10	40

For the Year Ended October 31, 2014
A	$7.66	$0.38	$0.02	$0.40	$(0.38)	$—	$—		$(0.38)	$7.68	5.35%	$262,960	1.14%	1.05%		4.90%	54%
B	7.62	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.64	4.60	5,683	2.02	1.80		4.17	54
C	7.63	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.65	4.60	95,449	1.83	1.80		4.15	54
I	7.70	0.40	0.03	0.43	(0.41)	—	—		(0.41)	7.72	5.60	46,691	0.81	0.78		5.17	54
R3	7.65	0.36	0.03	0.39	(0.36)	—	—		(0.36)	7.68	5.18	2,487	1.47	1.35		4.60	54
R4	7.66	0.38	0.03	0.41	(0.39)	—	—		(0.39)	7.68	5.35	1,367	1.16	1.05		4.91	54
R5	7.65	0.40	0.04	0.44	(0.41)	—	—		(0.41)	7.68	5.81	522	0.85	0.75		5.21	54
Y	7.65	0.41	0.01	0.42	(0.40)	—	—		(0.40)	7.67	5.73	8,415	0.73	0.70		5.25	54

The accompanying notes are an integral part of these financial statements.

281

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford High Yield Fund - (continued)
For the Year Ended October 31, 2013
A	$7.53	$0.40	$0.14	$0.54	$(0.41)	$—	$—	$(0.41)	$7.66	7.33%	$295,950	1.15%	1.05%		5.29%	58%
B	7.50	0.34	0.13	0.47	(0.35)	—	—	(0.35)	7.62	6.43	8,242	1.99	1.80		4.54	58
C	7.51	0.34	0.13	0.47	(0.35)	—	—	(0.35)	7.63	6.42	105,204	1.81	1.80		4.54	58
I	7.57	0.42	0.14	0.56	(0.43)	—	—	(0.43)	7.70	7.56	65,060	0.81	0.79		5.54	58
R3	7.53	0.38	0.13	0.51	(0.39)	—	—	(0.39)	7.65	6.87	2,872	1.47	1.35		4.96	58
R4	7.54	0.40	0.13	0.53	(0.41)	—	—	(0.41)	7.66	7.18	1,323	1.14	1.05		5.30	58
R5	7.53	0.42	0.13	0.55	(0.43)	—	—	(0.43)	7.65	7.51	609	0.84	0.75		5.57	58
Y	7.53	0.43	0.13	0.56	(0.44)	—	—	(0.44)	7.65	7.57	8,599	0.72	0.70		5.65	58

The Hartford Inflation Plus Fund
For the Year Ended October 31, 2017
A	$11.05	$0.15	$(0.12)	$0.03	$(0.13)	$—	$—	$(0.13)	$10.95	0.27%	$203,962	0.95%	0.85%		1.39%	72%
C	10.56	0.07	(0.12)	(0.05)	(0.04)	—	—	(0.04)	10.47	(0.46)	110,182	1.67	1.60		0.65	72
I	11.25	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.15	0.53	57,101	0.74	0.60		1.66	72
R3	10.84	0.11	(0.12)	(0.01)	(0.09)	—	—	(0.09)	10.74	(0.07)	48,953	1.27	1.20		1.05	72
R4	11.04	0.15	(0.13)	0.02	(0.12)	—	—	(0.12)	10.94	0.22	11,278	0.97	0.90		1.33	72
R5	11.22	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.12	0.54	2,924	0.69	0.60		1.67	72
Y	11.28	0.19	(0.13)	0.06	(0.16)	—	—	(0.16)	11.18	0.59	31,947	0.57	0.55		1.75	72
F(5)	11.08	0.12	(0.04)	0.08	—	—	—	—	11.16	0.72 (6)	119,654	0.55 (7)	0.55	(7)	1.65 (7)	72
For the Year Ended October 31, 2016
A	$10.57	$0.09	$0.39	$0.48	$—	$—	$—	$—	$11.05	4.54%	$229,329	0.98%	0.87	%(13)	0.87%	70%
B	10.18	(0.01)	0.40	0.39	—	—	—	—	10.57	3.83	5,154	1.83	1.62	(13)	(0.07)	70
C	10.17	0.01	0.38	0.39	—	—	—	—	10.56	3.83	146,289	1.69	1.62	(13)	0.10	70
I	10.73	0.13	0.39	0.52	—	—	—	—	11.25	4.85	62,726	0.76	0.62	(13)	1.16	70
R3	10.40	0.06	0.38	0.44	—	—	—	—	10.84	4.23	56,150	1.28	1.22	(13)	0.53	70
R4	10.56	0.08	0.40	0.48	—	—	—	—	11.04	4.55	15,684	0.98	0.92	(13)	0.79	70
R5	10.71	0.11	0.40	0.51	—	—	—	—	11.22	4.76	2,392	0.70	0.62	(13)	1.03	70
Y	10.75	0.11	0.42	0.53	—	—	—	—	11.28	4.93	101,942	0.57	0.57	(13)	0.99	70
For the Year Ended October 31, 2015
A	$10.79	$(0.04)	$(0.17)	$(0.21)	$(0.01)	$—	$—	$(0.01)	$10.57	(1.99)%	$257,100	0.94%	0.85%		(0.34)%	155%
B	10.47	(0.13)	(0.16)	(0.29)	—	—	—	—	10.18	(2.75)	10,385	1.78	1.60		(1.22)	155
C	10.47	(0.12)	(0.18)	(0.30)	—	—	—	—	10.17	(2.84)	178,363	1.66	1.60		(1.13)	155
I	10.94	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	10.73	(1.85)	63,658	0.73	0.60		(0.18)	155
R3	10.66	(0.06)	(0.20)	(0.26)	—	—	—	—	10.40	(2.40)	61,292	1.25	1.20		(0.60)	155
R4	10.79	(0.03)	(0.19)	(0.22)	(0.01)	—	—	(0.01)	10.56	(2.08)	19,243	0.95	0.90		(0.30)	155
R5	10.91	(0.01)	(0.18)	(0.19)	(0.01)	—	—	(0.01)	10.71	(1.77)	3,757	0.66	0.60		(0.12)	155
Y	10.95	—	(0.19)	(0.19)	(0.01)	—	—	(0.01)	10.75	(1.76)	197,882	0.54	0.54		0.03	155
For the Year Ended October 31, 2014
A	$11.32	$0.05	$(0.10)	$(0.05)	$(0.07)	$(0.41)	$—	$(0.48)	$10.79	(0.43)%	$339,993	0.92%	0.85%		0.48%	108%
B	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)	16,784	1.74	1.60		(0.35)	108
C	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)	240,647	1.63	1.60		(0.33)	108
I	11.45	0.06	(0.08)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.94	(0.16)	91,095	0.67	0.60		0.58	108
R3	11.21	0.02	(0.11)	(0.09)	(0.05)	(0.41)	—	(0.46)	10.66	(0.74)	69,577	1.23	1.20		0.19	108
R4	11.33	0.05	(0.12)	(0.07)	(0.06)	(0.41)	—	(0.47)	10.79	(0.54)	22,639	0.92	0.90		0.43	108
R5	11.42	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.91	(0.16)	5,119	0.64	0.60		0.79	108
Y	11.46	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.95	(0.13)	231,771	0.52	0.52		0.84	108

The accompanying notes are an integral part of these financial statements.

282

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Inflation Plus Fund - (continued)
For the Year Ended October 31, 2013
A	$12.65	$0.04	$(0.91)	$(0.87)	$(0.04)	$(0.42)	$—	$(0.46)	$11.32	(7.15)%		$507,889	0.88%		0.85%		0.34%		82%
B	12.44	(0.05)	(0.90)	(0.95)	(0.02)	(0.42)	—	(0.44)	11.05	(7.88)		28,633	1.69		1.60		(0.43)		82
C	12.43	(0.05)	(0.89)	(0.94)	(0.02)	(0.42)	—	(0.44)	11.05	(7.81)		375,906	1.60		1.60		(0.42)		82
I	12.76	0.06	(0.91)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.45	(6.88)		124,329	0.65		0.60		0.51		82
R3	12.57	—	(0.91)	(0.91)	(0.03)	(0.42)	—	(0.45)	11.21	(7.49)		73,380	1.22		1.20		0.01		82
R4	12.66	0.04	(0.91)	(0.87)	(0.04)	(0.42)	—	(0.46)	11.33	(7.15)		29,584	0.91		0.90		0.30		82
R5	12.73	0.08	(0.93)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.42	(6.90)		6,219	0.63		0.60		0.69		82
Y	12.76	0.07	(0.90)	(0.83)	(0.05)	(0.42)	—	(0.47)	11.46	(6.79)		287,361	0.51		0.51		0.60		82

Hartford Municipal Income Fund
For the Year Ended October 31, 2017
A	$10.34	$0.22	$(0.02)	$0.20	$(0.22)	$—	$—	$(0.22)	$10.32	2.03%		$12,913	1.10%		0.69%		2.21%		10%
C	10.34	0.21	(0.02)	0.19	(0.21)	—	—	(0.21)	10.32	1.87		3,317	1.81		0.84		2.06		10
I	10.34	0.25	(0.02)	0.23	(0.25)	—	—	(0.25)	10.32	2.29		5,917	0.81		0.44		2.46		10
F(5)	10.04	0.17	0.28	0.45	(0.17)	—	—	(0.17)	10.32	4.52	(6)	1,127	0.80	(7)	0.39	(7)	2.48	(7)	10

For the Year Ended October 31, 2016
A	$10.09	$0.21	$0.25	$0.46	$(0.21)	$—	$—	$(0.21)	$10.34	4.62%		$9,933	1.70%		0.70	%(14)	2.06%		13%
C	10.09	0.14	0.25	0.39	(0.14)	—	—	(0.14)	10.34	3.86		3,034	2.39		1.45	(14)	1.33		13
I	10.09	0.24	0.25	0.49	(0.24)	—	—	(0.24)	10.34	4.89		6,140	1.39		0.45	(14)	2.33		13

For the Period Ended October 31, 2015
A(15)	$10.00	$0.08	$0.09	$0.17	$(0.08)	$—	$—	$(0.08)	$10.09	1.67	%(6)	$3,075	1.11	%(7)	0.69	%(7)	1.83	%(7)	21%
C(15)	10.00	0.04	0.09	0.13	(0.04)	—	—	(0.04)	10.09	1.35	(6)	2,533	1.83	(7)	1.44	(7)	1.07	(7)	21
I(15)	10.00	0.09	0.09	0.18	(0.09)	—	—	(0.09)	10.09	1.77	(6)	5,107	0.83	(7)	0.44	(7)	2.07	(7)	21

The Hartford Municipal Opportunities Fund
For the Year Ended October 31, 2017
A	$8.69	$0.22	$(0.09)	$0.13	$(0.22)	$—	$—	$(0.22)	$8.60	1.50%		$251,143	0.68%		0.68%		2.53%		23%
C	8.69	0.15	(0.09)	0.06	(0.15)	—	—	(0.15)	8.60	0.73		100,507	1.44		1.44		1.77		23
I	8.71	0.24	(0.10)	0.14	(0.24)	—	—	(0.24)	8.61	1.63		302,855	0.44		0.44		2.77		23
F(15)	8.46	0.16	0.15	0.31	(0.16)	—	—	(0.16)	8.61	3.69	(6)	25,280	0.39	(7)	0.39	(7)	2.77	(7)	23

For the Year Ended October 31, 2016
A	$8.53	$0.21	$0.16	$0.37	$(0.21)	$—	$—	$(0.21)	$8.69	4.40%		$283,275	0.70%		0.70	%(16)	2.44%		22%
B	8.53	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.68	3.50		964	1.51		1.45	(16)	1.74		22
C	8.54	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.69	3.50		127,960	1.46		1.45	(16)	1.69		22
I	8.55	0.23	0.17	0.40	(0.24)	—	—	(0.24)	8.71	4.66		337,900	0.46		0.45	(16)	2.68		22

For the Year Ended October 31, 2015
A	$8.53	$0.24	$—	$0.24	$(0.24)	$—	$—	$(0.24)	$8.53	2.85%		$212,254	0.81%		0.75%		2.82%		21%
B	8.53	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.53	2.08		2,425	1.63		1.51		2.06		21
C	8.54	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.54	2.08		97,729	1.57		1.51		2.07		21
I	8.55	0.26	—	0.26	(0.26)	—	—	(0.26)	8.55	3.10		166,610	0.56		0.50		3.08		21

For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%		$192,531	0.90%		0.85%		3.03%		29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04		3,216	1.72		1.60		2.30		29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03		91,177	1.66		1.60		2.29		29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08		102,341	0.65		0.60		3.26		29

The accompanying notes are an integral part of these financial statements.

283

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Municipal Opportunities Fund - (continued)
For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)	$8.24	(1.58)%	$153,818	0.91%	0.91%	3.35%	37%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.23	(2.44)	4,161	1.72	1.66	2.60	37
C	8.67	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.24	(2.44)	86,844	1.66	1.66	2.60	37
I	8.68	0.31	(0.43)	(0.12)	(0.31)	—	—	(0.31)	8.25	(1.45)	58,996	0.66	0.66	3.60	37

The Hartford Municipal Real Return Fund
For the Year Ended October 31, 2017
A	$9.31	$0.25	$(0.07)	$0.18	$(0.25)	$—	$—	$(0.25)	$9.24	2.00%	$96,338	0.74%	0.69%	2.74%	15%
C	9.26	0.18	(0.08)	0.10	(0.18)	—	—	(0.18)	9.18	1.13	17,946	1.50	1.44	2.00	15
I	9.34	0.27	(0.07)	0.20	(0.28)	—	—	(0.28)	9.26	2.15	44,276	0.49	0.44	2.98	15
Y	9.29	0.27	(0.08)	0.19	(0.27)	—	—	(0.27)	9.21	2.15	16,169	0.47	0.44	2.99	15
F(5)	9.21	0.19	0.04	(17)	0.23	(0.19)	—	—	(0.19)	9.25	2.49	(6)	6,153	0.45	(7)	0.39	(7)	3.02	(7)	15

For the Year Ended October 31, 2016
A	$9.16	$0.26	$0.15	$0.41	$(0.26)	$—	$—	$(0.26)	$9.31	4.52%	$104,013	0.77%	0.70	%(18)	2.79%	21%
B	9.07	0.19	0.16	0.35	(0.19)	—	—	(0.19)	9.23	3.88	320	1.60	1.45	(18)	2.08	21
C	9.10	0.19	0.16	0.35	(0.19)	—	—	(0.19)	9.26	3.88	25,611	1.51	1.45	(18)	2.05	21
I	9.18	0.28	0.16	0.44	(0.28)	—	—	(0.28)	9.34	4.89	24,545	0.53	0.45	(18)	3.02	21
Y	9.13	0.28	0.16	0.44	(0.28)	—	—	(0.28)	9.29	4.90	17,233	0.46	0.45	(18)	3.04	21

For the Year Ended October 31, 2015
A	$9.50	$0.26	$(0.33)	$(0.07)	$(0.27)	$—	$—	$(0.27)	$9.16	(0.77)%	$106,809	0.88%	0.74%	2.85%	26%
B	9.41	0.19	(0.33)	(0.14)	(0.20)	—	—	(0.20)	9.07	(1.54)	813	1.70	1.50	2.09	26
C	9.45	0.19	(0.34)	(0.15)	(0.20)	—	—	(0.20)	9.10	(1.63)	27,452	1.63	1.49	2.10	26
I	9.53	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.18	(0.62)	15,495	0.65	0.50	3.09	26
Y	9.48	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.13	(0.64)	18,220	0.58	0.49	3.10	26

For the Year Ended October 31, 2014
A	$9.27	$0.27	$0.23	$0.50	$(0.27)	$—	$—	$(0.27)	$9.50	5.46%	$115,957	0.90%	0.85%	2.89%	31%
B	9.19	0.20	0.22	0.42	(0.20)	—	—	(0.20)	9.41	4.62	1,497	1.73	1.60	2.15	31
C	9.22	0.20	0.23	0.43	(0.20)	—	—	(0.20)	9.45	4.71	32,022	1.64	1.60	2.14	31
I	9.29	0.29	0.25	0.54	(0.30)	—	—	(0.30)	9.53	5.82	16,682	0.66	0.60	3.12	31
Y	9.25	0.29	0.23	0.52	(0.29)	—	—	(0.29)	9.48	5.74	20,941	0.60	0.60	3.14	31

For the Year Ended October 31, 2013
A	$9.73	$0.24	$(0.46)	$(0.22)	$(0.24)	$—	$—	$(0.24)	$9.27	(2.30)%	$124,008	0.88%	0.85%	2.51%	20%
B	9.65	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.19	(3.05)	2,194	1.71	1.60	1.76	20
C	9.68	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.22	(3.05)	38,185	1.62	1.60	1.76	20
I	9.75	0.26	(0.46)	(0.20)	(0.26)	—	—	(0.26)	9.29	(2.05)	12,776	0.64	0.60	2.75	20
Y	9.70	0.26	(0.44)	(0.18)	(0.27)	—	—	(0.27)	9.25	(1.94)	22,365	0.58	0.58	2.78	20

Hartford Municipal Short Duration Fund
For the Year Ended October 31, 2017
A	$10.08	$0.12	$(0.04)	$0.08	$(0.12)	$—	$—	$(0.12)	$10.04	0.81%	$8,363	1.15%	0.67%	1.21%	20%
C	10.08	0.09	(0.04)	0.05	(0.09)	—	—	(0.09)	10.04	0.54	3,614	1.88	0.95	0.92	20
I	10.08	0.14	(0.03)	0.11	(0.14)	—	—	(0.14)	10.05	1.15	7,246	0.87	0.44	1.44	20
F(5)	9.96	0.10	0.09	0.19	(0.10)	—	—	(0.10)	10.05	1.91	(6)	509	0.87	(7)	0.39	(7)	1.53	(7)	20

The accompanying notes are an integral part of these financial statements.

284

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Municipal Short Duration Fund - (continued)
For the Year Ended October 31, 2016
A	$10.06	$0.10	$0.02	$0.12	$(0.10)	$—	$—	$(0.10)	$10.08	1.15%		$8,383	1.55%	0.70	%(19) %	0.95%		12%
C	10.05	0.02	0.03	0.05	(0.02)	—	—	(0.02)	10.08	0.50		4,067	2.29	1.45	(19)	0.20		12
I	10.06	0.12	0.02	0.14	(0.12)	—	—	(0.12)	10.08	1.40		5,915	1.27	0.45	(19)	1.20		12

For the Period Ended October 31, 2015
A(15)	$10.00	$0.03	$0.06	$0.09	$(0.03)	$—	$—	$(0.03)	$10.06	0.91	%(6)	$3,993	1.12%	0.69	%(7)	0.75	%(7)	6%
C(15)	10.00	—	0.05	0.05	—	—	—	—	10.05	0.53	(6)	3,137	1.82 (7)	1.44	(7)	(0.02	)(7)	6
I(15)	10.00	0.04	0.06	0.10	(0.04)	—	—	(0.04)	10.06	1.01	(6)	5,106	0.78	0.44	(7)	0.97	(7)	6

The Hartford Quality Bond Fund
For the Year Ended October 31, 2017
A	$10.34	$0.16	$(0.20)	$(0.04)	$(0.19)	$(0.16)	$—	$(0.35)	$9.95	(0.35)%		$13,410	1.01%	0.95%		1.59%		94%
C	10.26	0.08	(0.20)	(0.12)	(0.11)	(0.16)	—	(0.27)	9.87	(1.11)		2,558	1.77	1.70		0.82		94
I	10.35	0.18	(0.21)	(0.03)	(0.21)	(0.16)	—	(0.37)	9.95	(0.20)		3,852	0.76	0.70		1.77		94
R3	10.32	0.13	(0.20)	(0.07)	(0.16)	(0.16)	—	(0.32)	9.93	(0.66)		251	1.37	1.25		1.34		94
R4	10.35	0.16	(0.20)	(0.04)	(0.19)	(0.16)	—	(0.35)	9.96	(0.30)		11	1.12	0.91		1.59		94
R5	10.35	0.19	(0.20)	(0.01)	(0.22)	(0.16)	—	(0.38)	9.96	(0.05)		30	0.77	0.65		1.89		94
Y	10.36	0.18	(0.18)	—	(0.16)	(0.16)	—	(0.32)	10.04	0.01		15	0.65	0.60		1.80		94
F(5)	9.94	0.14	0.04	0.18	(0.16)	—	—	(0.16)	9.96	1.80	(6)	116,939	0.66 (7)	0.55	(7)	2.14	(7)	94

For the Year Ended October 31, 2016
A	$10.19	$0.12	$0.24	$0.36	$(0.14)	$(0.07)	$—	$(0.21)	$10.34	3.54%		$14,294	1.04%	0.96	%(20)	1.14%		84%
C	10.12	0.04	0.23	0.27	(0.06)	(0.07)	—	(0.13)	10.26	2.70		3,890	1.78	1.71	(20)	0.40		84
I	10.21	0.14	0.24	0.38	(0.17)	(0.07)	—	(0.24)	10.35	3.73		12,254	0.78	0.71	(20)	1.40		84
R3	10.17	0.06	0.31	0.37	(0.15)	(0.07)	—	(0.22)	10.32	3.66		198	1.38	1.26	(20)	0.57		84
R4	10.19	0.08	0.33	0.41	(0.18)	(0.07)	—	(0.25)	10.35	4.08		24	1.07	0.96	(20)	0.75		84
R5	10.21	0.11	0.33	0.44	(0.23)	(0.07)	—	(0.30)	10.35	4.37		45	0.77	0.66	(20)	1.05		84
Y	10.21	0.16	0.24	0.40	(0.18)	(0.07)	—	(0.25)	10.36	3.90		93,809	0.67	0.61	(20)	1.53		84

For the Year Ended October 31, 2015
A	$10.19	$0.04	$0.16	$0.20	$(0.05)	$(0.15)	$—	$(0.20)	$10.19	2.01%		$11,513	1.18%	0.90%		0.43%		20%
C	10.15	(0.03)	0.16	0.13	(0.01)	(0.15)	—	(0.16)	10.12	1.28		2,453	1.93	1.64		(0.31)		20
I	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.37		2,283	0.89	0.61		0.71		20
R3	10.17	0.01	0.16	0.17	(0.02)	(0.15)	—	(0.17)	10.17	1.69		2,082	1.58	1.25		0.07		20
R4	10.19	0.04	0.16	0.20	(0.05)	(0.15)	—	(0.20)	10.19	1.95		2,100	1.28	0.95		0.37		20
R5	10.20	0.07	0.16	0.23	(0.07)	(0.15)	—	(0.22)	10.21	2.32		2,119	0.98	0.65		0.67		20
Y	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.36		9,547	0.89	0.60		0.72		20

For the Year Ended October 31, 2014
A	$9.82	$0.05	$0.39	$0.44	$(0.07)	$—	$—	$(0.07)	$10.19	4.48%		$8,568	1.26%	0.86%		0.52%		27%
C	9.79	(0.02)	0.39	0.37	(0.01)	—	—	(0.01)	10.15	3.75		1,882	2.01	1.61		(0.22)		27
I	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.83		2,119	0.98	0.58		0.81		27
R3	9.80	0.02	0.39	0.41	(0.04)	—	—	(0.04)	10.17	4.17		2,048	1.68	1.23		0.17		27
R4	9.81	0.05	0.39	0.44	(0.06)	—	—	(0.06)	10.19	4.53		2,060	1.38	0.93		0.47		27
R5	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.79		2,072	1.08	0.63		0.77		27
Y	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.84		9,333	0.98	0.58		0.82		27

The accompanying notes are an integral part of these financial statements.

285

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Quality Bond Fund - (continued)
For the Year Ended October 31, 2013(21)
A(21)	$10.00	$0.05	$(0.18)	$(0.13)	$(0.05)	$—	$—	$(0.05)	$9.82	(1.29	)%(6) %	$6,849	1.28	%(7) %	0.81	%(7) %	0.52	%(7) %	83	%(6) %
C(21)	10.00	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	9.79	(1.99	)(6)	2,239	2.03	(7)	1.56	(7)	(0.23	)(7)	83	(6)
I(21)	10.00	0.07	(0.18)	(0.11)	(0.07)	—	—	(0.07)	9.82	(1.14	)(6)	2,036	1.03	(7)	0.55	(7)	0.76	(7)	83	(6)
R3(21)	10.00	0.01	(0.18)	(0.17)	(0.03)	—	—	(0.03)	9.80	(1.69	)(6)	1,966	1.72	(7)	1.20	(7)	0.12	(7)	83	(6)
R4(21)	10.00	0.04	(0.18)	(0.14)	(0.05)	—	—	(0.05)	9.81	(1.43	)(6)	1,972	1.42	(7)	0.90	(7)	0.41	(7)	83	(6)
R5(21)	10.00	0.07	(0.19)	(0.12)	(0.06)	(0.00)	—	(0.06)	9.82	(1.16	)(6)	1,977	1.12	(7)	0.60	(7)	0.71	(7)	83	(6)
Y(21)	10.00	0.07	(0.18)	(0.11)	(0.07)	(0.00)	—	(0.07)	9.82	(1.13	)(6)	8,902	1.02	(7)	0.55	(7)	0.76	(7)	83	(6)

The Hartford Short Duration Fund
For the Year Ended October 31, 2017
A	$9.88	$0.20	$(0.01)	$0.19	$(0.20)	$—	$—	$(0.20)	$9.87	1.94%		$523,916	0.86%		0.84%		2.02%		42%
C	9.88	0.13	(0.01)	0.12	(0.13)	—	—	(0.13)	9.87	1.20		103,013	1.58		1.57		1.29		42
I	9.90	0.23	(0.01)	0.22	(0.23)	—	—	(0.23)	9.89	2.21		185,948	0.58		0.58		2.29		42
R3	9.86	0.17	(0.02)	0.15	(0.17)	—	—	(0.17)	9.84	1.58		1,175	1.22		1.09		1.77		42
R4	9.87	0.20	(0.02)	0.18	(0.20)	—	—	(0.20)	9.85	1.83		626	0.92		0.85		2.01		42
R5	9.86	0.23	—	0.23	(0.23)	—	—	(0.23)	9.86	2.33		807	0.60		0.55		2.33		42
Y	9.86	0.23	(0.02)	0.21	(0.23)	—	—	(0.23)	9.84	2.17		5,549	0.50		0.50		2.32		42
F(5)	9.88	0.16	0.01	0.17	(0.16)	—	—	(0.16)	9.89	1.73	(6)	103,896	0.49	(7)	0.49	(7)	2.45	(7)	42

For the Year Ended October 31, 2016
A	$9.80	$0.17	$0.08	$0.25	$(0.17)	$—	$—	$(0.17)	$9.88	2.56%		$530,178	0.90%		0.86	%(22)	1.69%		41%
B	9.85	0.16	0.10	0.26	(0.17)	—	—	(0.17)	9.94	2.66		2,393	1.04		0.86	(22)	1.67		41
C	9.80	0.09	0.09	0.18	(0.10)	—	—	(0.10)	9.88	1.80		125,548	1.61		1.61	(22)	0.94		41
I	9.82	0.19	0.09	0.28	(0.20)	—	—	(0.20)	9.90	2.86		189,645	0.57		0.57	(22)	1.98		41
R3	9.78	0.14	0.08	0.22	(0.14)	—	—	(0.14)	9.86	2.26		1,167	1.24		1.16	(22)	1.38		41
R4	9.79	0.17	0.08	0.25	(0.17)	—	—	(0.17)	9.87	2.56		661	0.94		0.86	(22)	1.68		41
R5	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.87		209	0.63		0.56	(22)	2.02		41
Y	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.92		45,768	0.51		0.51	(22)	2.05		41

For the Year Ended October 31, 2015
A	$9.91	$0.15	$(0.07)	$0.08	$(0.16)	$(0.03)	$—	$(0.19)	$9.80	0.80%		$469,337	0.90%		0.85%		1.51%		31%
B	9.96	0.16	(0.08)	0.08	(0.16)	(0.03)	—	(0.19)	9.85	0.80		4,450	1.03		0.85		1.56		31
C	9.91	0.08	(0.07)	0.01	(0.09)	(0.03)	—	(0.12)	9.80	0.05		120,116	1.60		1.60		0.81		31
I	9.93	0.19	(0.08)	0.11	(0.19)	(0.03)	—	(0.22)	9.82	1.11		126,578	0.54		0.54		1.87		31
R3	9.88	0.12	(0.06)	0.06	(0.13)	(0.03)	—	(0.16)	9.78	0.60		1,084	1.23		1.15		1.26		31
R4	9.89	0.15	(0.06)	0.09	(0.16)	(0.03)	—	(0.19)	9.79	0.90		677	0.92		0.85		1.56		31
R5	9.89	0.18	(0.07)	0.11	(0.19)	(0.03)	—	(0.22)	9.78	1.10		111	0.62		0.55		1.86		31
Y	9.88	0.19	(0.06)	0.13	(0.20)	(0.03)	—	(0.23)	9.78	1.25		8,412	0.51		0.51		1.91		31

For the Year Ended October 31, 2014
A	$9.98	$0.15	$(0.03)	$0.12	$(0.15)	$(0.04)	$—	$(0.19)	$9.91	1.23%		$469,415	0.91%		0.85%		1.50%		50%
B	10.02	0.15	(0.02)	0.13	(0.15)	(0.04)	—	(0.19)	9.96	1.33		6,510	1.01		0.85		1.51		50
C	9.98	0.08	(0.03)	0.05	(0.08)	(0.04)	—	(0.12)	9.91	0.48		128,158	1.60		1.60		0.76		50
I	10.00	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.93	1.52		208,183	0.55		0.55		1.79		50
R3	9.96	0.12	(0.04)	0.08	(0.12)	(0.04)	—	(0.16)	9.88	0.84		879	1.23		1.15		1.20		50
R4	9.97	0.15	(0.04)	0.11	(0.15)	(0.04)	—	(0.19)	9.89	1.14		997	0.92		0.85		1.50		50
R5	9.96	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.89	1.54		109	0.61		0.55		1.80		50
Y	9.96	0.18	(0.03)	0.15	(0.19)	(0.04)	—	(0.23)	9.88	1.49		5,134	0.50		0.50		1.83		50

The accompanying notes are an integral part of these financial statements.

286

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Short Duration Fund - (continued)
For the Year Ended October 31, 2013
A	$10.05	$0.17	$(0.05)	$0.12	$(0.17)	$(0.02)	$—	$(0.19)	$9.98	1.20%		$451,357	0.88%	0.85%		1.66%	51%
B	10.05	0.17	(0.01)	0.16	(0.17)	(0.02)	—	(0.19)	10.02	1.60		9,589	0.99	0.85		1.67	51
C	10.05	0.09	(0.05)	0.04	(0.09)	(0.02)	—	(0.11)	9.98	0.44		133,623	1.60	1.60		0.93	51
I	10.07	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	10.00	1.48		105,812	0.57	0.57		1.96	51
R3	10.03	0.13	(0.04)	0.09	(0.14)	(0.02)	—	(0.16)	9.96	0.90		527	1.23	1.15		1.35	51
R4	10.04	0.17	(0.05)	0.12	(0.17)	(0.02)	—	(0.19)	9.97	1.20		928	0.92	0.85		1.69	51
R5	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.51		112	0.61	0.55		1.98	51
Y	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.55		3,002	0.51	0.51		2.03	51

The Hartford Strategic Income Fund
For the Year Ended October 31, 2017
A	$8.76	$0.36	$0.26	$0.62	$(0.38)	$—	$—	$(0.38)	$9.00	7.26%		$161,969	1.03%	0.95%		4.02%	82%
C	8.79	0.29	0.26	0.55	(0.31)	—	—	(0.31)	9.03	6.38		74,017	1.74	1.70		3.29	82
I	8.79	0.37	0.27	0.64	(0.40)	—	—	(0.40)	9.03	7.51		83,345	0.76	0.70		4.11	82
R3	8.75	0.33	0.25	0.58	(0.35)	—	—	(0.35)	8.98	6.83		329	1.45	1.25		3.70	82
R4	8.76	0.35	0.26	0.61	(0.38)	—	—	(0.38)	8.99	7.13		748	1.08	0.95		4.00	82
R5	8.76	0.38	0.26	0.64	(0.41)	—	—	(0.41)	8.99	7.48		1,467	0.75	0.65		4.25	82
R6	8.75	0.39	0.26	0.65	(0.41)	—	—	(0.41)	8.99	7.66		11	0.70	0.60		4.41	82
Y	8.75	0.42	0.23	0.65	(0.41)	—	—	(0.41)	8.99	7.67		657	0.64	0.60		4.79	82
F(5)	8.79	0.25	0.20	0.45	(0.22)	—	—	(0.22)	9.02	5.21	(6)	180,163	0.64 (7)	0.60	(7)	4.08 (7)	82

For the Year Ended October 31, 2016
A	$8.53	$0.39	$0.19	$0.58	$(0.35)	$—	$—	$(0.35)	$8.76	7.02%		$120,051	1.05%	0.96	%(23)	4.54%	55%
B	8.53	0.37	0.21	0.58	(0.33)	—	—	(0.33)	8.78	6.98		2,205	1.27	1.11	(23)	4.37	55
C	8.55	0.32	0.20	0.52	(0.28)	—	—	(0.28)	8.79	6.27		74,607	1.75	1.71	(23)	3.78	55
I	8.55	0.41	0.21	0.62	(0.38)	—	—	(0.38)	8.79	7.29		31,317	0.75	0.71	(23)	4.79	55
R3	8.51	0.36	0.20	0.56	(0.32)	—	—	(0.32)	8.75	6.81		267	1.42	1.26	(23)	4.23	55
R4	8.52	0.39	0.20	0.59	(0.35)	—	—	(0.35)	8.76	7.15		224	1.08	0.96	(23)	4.55	55
R5	8.52	0.42	0.20	0.62	(0.38)	—	—	(0.38)	8.76	7.49		413	0.76	0.66	(23)	4.87	55
R6	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		11	0.65	0.61	(23)	4.88	55
Y	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		164,098	0.65	0.61	(23)	4.89	55

For the Year Ended October 31, 2015
A	$9.30	$0.37	$(0.57)	$(0.20)	$(0.37)	$(0.20)	$—	$(0.57)	$8.53	(2.23)%		$123,510	1.03%	0.95%		4.23%	66%
B	9.30	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.53	(3.00)		4,019	1.85	1.70		3.60	66
C	9.32	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.55	(2.97)		86,887	1.74	1.70		3.61	66
I	9.33	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.55	(1.97)		29,189	0.73	0.70		4.61	66
R3	9.29	0.35	(0.59)	(0.24)	(0.34)	(0.20)	—	(0.54)	8.51	(2.64)		314	1.41	1.25		4.04	66
R4	9.30	0.38	(0.59)	(0.21)	(0.37)	(0.20)	—	(0.57)	8.52	(2.34)		175	1.08	0.95		4.37	66
R5	9.30	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.52	(2.05)		306	0.75	0.65		4.70	66
R6(24)	9.27	0.41	(0.56)	(0.15)	(0.40)	(0.20)	—	(0.60)	8.52	(1.66	)(6)	10	0.69 (7)	0.59	(7)	4.78 (7)	66
Y	9.30	0.41	(0.59)	(0.18)	(0.40)	(0.20)	—	(0.60)	8.52	(1.99)		111,277	0.64	0.60		4.70	66

The accompanying notes are an integral part of these financial statements.

287

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Strategic Income Fund - (continued)
For the Year Ended October 31, 2014
A	$9.21	$0.36	$0.10	$0.46	$(0.37)	$—	$—	$(0.37)	$9.30	5.06%	$144,172	1.01%	0.95%		3.82%	71%
B	9.21	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.30	4.25	6,367	1.82	1.70		3.10	71
C	9.23	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.32	4.26	109,960	1.72	1.69		3.08	71
I	9.24	0.38	0.10	0.48	(0.39)	—	—	(0.39)	9.33	5.32	48,809	0.71	0.68		4.09	71
R3	9.21	0.33	0.09	0.42	(0.34)	—	—	(0.34)	9.29	4.64	213	1.40	1.25		3.54	71
R4	9.21	0.36	0.10	0.46	(0.37)	—	—	(0.37)	9.30	5.06	131	1.05	0.95		3.83	71
R5	9.21	0.38	0.11	0.49	(0.40)	—	—	(0.40)	9.30	5.38	120	0.73	0.65		4.10	71
Y	9.20	0.39	0.11	0.50	(0.40)	—	—	(0.40)	9.30	5.55	113,356	0.63	0.60		4.25	71

For the Year Ended October 31, 2013
A	$9.70	$0.36	$(0.21)	$0.15	$(0.36)	$(0.28)	$—	$(0.64)	$9.21	1.67%	$160,916	0.99%	0.95%		3.93%	55%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.21	0.91	9,233	1.79	1.70		3.09	55
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.23	0.90	129,507	1.69	1.68		3.07	55
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	—	(0.67)	9.24	1.93	50,963	0.70	0.69		4.00	55
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	—	(0.62)	9.21	1.40	242	1.39	1.25		3.74	55
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	—	(0.64)	9.21	1.68	143	1.03	0.95		3.91	55
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	—	(0.67)	9.21	1.98	114	0.71	0.65		4.20	55
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	—	(0.68)	9.20	2.04	214,550	0.61	0.60		4.30	55

The Hartford Total Return Bond Fund
For the Year Ended October 31, 2017
A	$10.48	$0.26	$(0.04)	$0.22	$(0.26)	$—	$—	$(0.26)	$10.44	2.19%	$772,486	0.84%	0.84%		2.55%	56%
C	10.50	0.19	(0.04)	0.15	(0.19)	—	—	(0.19)	10.46	1.43	59,204	1.58	1.58		1.82	56
I	10.49	0.29	(0.04)	0.25	(0.29)	—	—	(0.29)	10.45	2.41	35,182	0.77	0.62		2.78	56
R3	10.68	0.23	(0.04)	0.19	(0.23)	—	—	(0.23)	10.64	1.86	5,851	1.17	1.17		2.22	56
R4	10.66	0.27	(0.04)	0.23	(0.27)	—	—	(0.27)	10.62	2.18	14,290	0.85	0.85		2.54	56
R5	10.65	0.30	(0.03)	0.27	(0.30)	—	—	(0.30)	10.62	2.48	1,548	0.55	0.55		2.84	56
R6	10.64	0.30	(0.02)	0.28	(0.31)	—	—	(0.31)	10.61	2.69	1,092	0.45	0.44		2.87	56
Y	10.65	0.31	(0.04)	0.27	(0.31)	—	—	(0.31)	10.61	2.57	438,589	0.46	0.46		2.96	56
F(5)	10.32	0.20	0.14	0.34	(0.20)	—	—	(0.20)	10.46	3.36 (6)	937,170	0.44 (7)	0.44	(7)	2.88 (7)	56

For the Year Ended October 31, 2016
A	$10.28	$0.28	$0.22	$0.50	$(0.25)	$(0.02)	$(0.03)	$(0.30)	$10.48	4.77%	$782,964	0.87%	0.87	%(25)	2.68%	41%
B	10.20	0.20	0.21	0.41	(0.18)	(0.02)	(0.02)	(0.22)	10.39	4.09	4,406	1.89	1.63	(25)	1.92	41
C	10.30	0.20	0.22	0.42	(0.18)	(0.02)	(0.02)	(0.22)	10.50	4.10	73,841	1.60	1.60	(25)	1.95	41
I	10.30	0.30	0.22	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.49	5.08	115,889	0.61	0.61	(25)	2.86	41
R3	10.48	0.25	0.22	0.47	(0.23)	(0.02)	(0.02)	(0.27)	10.68	4.51	5,943	1.18	1.18	(25)	2.37	41
R4	10.46	0.28	0.22	0.50	(0.25)	(0.02)	(0.03)	(0.30)	10.66	4.85	15,348	0.86	0.86	(25)	2.69	41
R5	10.46	0.32	0.20	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.65	5.16	1,473	0.56	0.56	(25)	3.00	41
R6	10.45	0.32	0.21	0.53	(0.29)	(0.02)	(0.03)	(0.34)	10.64	5.15	11	0.45	0.45	(25)	3.07	41
Y	10.45	0.33	0.21	0.54	(0.29)	(0.02)	(0.03)	(0.34)	10.65	5.27	1,031,478	0.45	0.45	(25)	3.10	41

The accompanying notes are an integral part of these financial statements.

288

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Total Return Bond Fund - (continued)
For the Year Ended October 31, 2015
A	$10.71	$0.23	$(0.21)		$0.02	$(0.22)	$(0.23)	$—	$(0.45)	$10.28	0.35%	$672,638	0.87%	0.87%	2.20%	57%
B	10.63	0.15	(0.20)		(0.05)	(0.15)	(0.23)	—	(0.38)	10.20	(0.50)	10,528	1.86	1.62	1.43	57
C	10.72	0.16	(0.20)		(0.04)	(0.15)	(0.23)	—	(0.38)	10.30	(0.38)	67,147	1.59	1.59	1.50	57
I	10.72	0.27	(0.20)		0.07	(0.26)	(0.23)	—	(0.49)	10.30	0.67	23,201	0.56	0.56	2.60	57
R3	10.90	0.21	(0.21)		—	(0.19)	(0.23)	—	(0.42)	10.48	0.07	6,198	1.16	1.16	1.93	57
R4	10.88	0.24	(0.20)		0.04	(0.23)	(0.23)	—	(0.46)	10.46	0.39	15,610	0.84	0.84	2.25	57
R5	10.88	0.27	(0.20)		0.07	(0.26)	(0.23)	—	(0.49)	10.46	0.68	1,423	0.55	0.55	2.57	57
R6(24)	10.87	0.27	(0.20)		0.07	(0.26)	(0.23)	—	(0.49)	10.45	0.65 (6)	10	0.50 (7)	0.50 (7)	2.61 (7)	57
Y	10.87	0.28	(0.20)		0.08	(0.27)	(0.23)	—	(0.50)	10.45	0.79	1,103,177	0.44	0.44	2.67	57

For the Year Ended October 31, 2014
A	$10.48	$0.24	$0.22		$0.46	$(0.23)	$—	$—	$(0.23)	$10.71	4.46%	$602,306	1.00%	0.91%	2.26%	84%
B	10.40	0.16	0.22		0.38	(0.15)	—	—	(0.15)	10.63	3.72	19,329	1.93	1.65	1.52	84
C	10.49	0.16	0.22		0.38	(0.15)	—	—	(0.15)	10.72	3.68	70,539	1.72	1.65	1.51	84
I	10.49	0.27	0.22		0.49	(0.26)	—	—	(0.26)	10.72	4.75	11,737	0.67	0.62	2.51	84
R3	10.66	0.21	0.23		0.44	(0.20)	—	—	(0.20)	10.90	4.16	6,868	1.28	1.21	1.96	84
R4	10.64	0.24	0.23		0.47	(0.23)	—	—	(0.23)	10.88	4.48	16,342	0.96	0.90	2.26	84
R5	10.64	0.27	0.24		0.51	(0.27)	—	—	(0.27)	10.88	4.79	978	0.67	0.60	2.55	84
Y	10.63	0.29	0.22		0.51	(0.27)	—	—	(0.27)	10.87	4.89	1,003,275	0.56	0.51	2.66	84

For the Year Ended October 31, 2013
A	$11.16	$0.23	$(0.32)		$(0.09)	$(0.26)	$(0.33)	$—	$(0.59)	$10.48	(0.83)%	$586,762	0.99%	0.95%	2.15%	106%
B	11.08	0.15	(0.32)		(0.17)	(0.18)	(0.33)	—	(0.51)	10.40	(1.58)	31,258	1.88	1.70	1.39	106
C	11.18	0.15	(0.33)		(0.18)	(0.18)	(0.33)	—	(0.51)	10.49	(1.66)	78,034	1.70	1.70	1.40	106
I	11.17	0.26	(0.32)		(0.06)	(0.29)	(0.33)	—	(0.62)	10.49	(0.55)	6,771	0.68	0.68	2.42	106
R3	11.35	0.20	(0.33)		(0.13)	(0.23)	(0.33)	—	(0.56)	10.66	(1.21)	7,655	1.28	1.25	1.85	106
R4	11.33	0.23	(0.33)		(0.10)	(0.26)	(0.33)	—	(0.59)	10.64	(0.92)	15,725	0.96	0.95	2.15	106
R5	11.33	0.26	(0.33)		(0.07)	(0.29)	(0.33)	—	(0.62)	10.64	(0.61)	664	0.67	0.65	2.44	106
Y	11.32	0.28	(0.34)		(0.06)	(0.30)	(0.33)	—	(0.63)	10.63	(0.52)	883,706	0.55	0.55	2.55	106

The Hartford World Bond Fund
For the Year Ended October 31, 2017
A	$10.36	$0.11	$(0.02	)(17)	$0.09	$—	$—	$—	$—	$10.45	0.87%	$331,084	1.08%	1.05%	1.02%	100%
C	10.29	0.03	(0.01	)(17)	0.02	—	—	—	—	10.31	0.19	101,882	1.78	1.78	0.30	100
I	10.39	0.13	(0.02	)(17)	0.11	—	—	—	—	10.50	1.16	1,880,345	0.85	0.80	1.26	100
R3	10.35	0.07	(0.01	)(17)	0.06	—	—	—	—	10.41	0.58	2,139	1.40	1.35	0.70	100
R4	10.37	0.11	(0.02	)(17)	0.09	—	—	—	—	10.46	0.87	664	1.10	1.05	1.03	100
R5	10.38	0.13	—		0.13	—	—	—	—	10.51	1.25	2,087	0.79	0.75	1.27	100
R6	10.40	0.14	(0.01	)(17)	0.13	—	—	—	—	10.53	1.25	1,176	0.71	0.69	1.36	100
Y	10.40	0.14	(0.01	)(17)	0.13	—	—	—	—	10.53	1.25	490,321	0.70	0.70	1.37	100
F(5)	10.32	0.08	0.11		0.19	—	—	—	—	10.51	1.84 (6)	1,235,664	0.68 (7)	0.68 (7)	1.14 (7)	100

The accompanying notes are an integral part of these financial statements.

289

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford World Bond Fund - (continued)
For the Year Ended October 31, 2016
A	$10.47	$0.11	$0.07		$0.18	$—	$(0.26)	$(0.03)	$(0.29)	$10.36	1.78%	$481,126	1.13%	1.07	%(26) %	1.12%	122%
C	10.46	0.04	0.06		0.10	—	(0.26)	(0.01)	(0.27)	10.29	0.95	155,828	1.79	1.79	(26)	0.40	122
I	10.49	0.14	0.06		0.20	—	(0.26)	(0.04)	(0.30)	10.39	1.91	2,407,302	0.81	0.81	(26)	1.39	122
R3	10.48	0.09	0.06		0.15	—	(0.26)	(0.02)	(0.28)	10.35	1.48	1,882	1.41	1.37	(26)	0.85	122
R4	10.48	0.11	0.07		0.18	—	(0.26)	(0.03)	(0.29)	10.37	1.79	1,228	1.10	1.07	(26)	1.11	122
R5	10.48	0.15	0.06		0.21	—	(0.26)	(0.05)	(0.31)	10.38	2.02	1,137	0.83	0.77	(26)	1.46	122
R6	10.49	0.16	0.06		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.14	790	0.74	0.72	(26)	1.52	122
Y	10.49	0.15	0.07		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.15	568,934	0.69	0.69	(26)	1.50	122

For the Year Ended October 31, 2015
A	$10.76	$0.09	$—		$0.09	$(0.38)	$—	$—	$(0.38)	$10.47	0.82%	$624,111	1.08%	1.05%		0.84%	99%
C	10.74	0.01	0.01	(17)	0.02	(0.30)	—	—	(0.30)	10.46	0.17	175,560	1.77	1.77		0.13	99
I	10.77	0.12	—		0.12	(0.40)	—	—	(0.40)	10.49	1.16	2,283,590	0.77	0.77		1.13	99
R3	10.77	0.06	(0.01)		0.05	(0.34)	—	—	(0.34)	10.48	0.48	810	1.39	1.35		0.55	99
R4	10.78	0.10	(0.02)		0.08	(0.38)	—	—	(0.38)	10.48	0.71	4,850	1.08	1.05		0.98	99
R5	10.76	0.12	—		0.12	(0.40)	—	—	(0.40)	10.48	1.19	297	0.83	0.75		1.17	99
R6(24)	10.78	0.14	(0.02)		0.12	(0.41)	—	—	(0.41)	10.49	1.18 (6)	188	0.74 (7)	0.70	(7)	1.32 (7)	99
Y	10.77	0.13	—		0.13	(0.41)	—	—	(0.41)	10.49	1.27	634,789	0.67	0.67		1.24	99

For the Year Ended October 31, 2014
A	$10.63	$0.12	$0.17		$0.29	$(0.13)	$(0.03)	$—	$(0.16)	$10.76	2.74%	$422,689	1.02%	0.99%		1.15%	140%
C	10.61	0.04	0.17		0.21	(0.05)	(0.03)	—	(0.08)	10.74	2.00	179,147	1.76	1.73		0.41	140
I	10.64	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.77	3.03	1,966,455	0.76	0.74		1.40	140
R3	10.64	0.09	0.17		0.26	(0.10)	(0.03)	—	(0.13)	10.77	2.42	759	1.39	1.32		0.82	140
R4	10.64	0.12	0.18		0.30	(0.13)	(0.03)	—	(0.16)	10.78	2.80	725	1.07	1.02		1.12	140
R5	10.63	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.76	3.03	226	0.79	0.70		1.42	140
Y	10.64	0.16	0.17		0.33	(0.17)	(0.03)	—	(0.20)	10.77	3.11	517,167	0.67	0.64		1.50	140

For the Year Ended October 31, 2013
A	$10.77	$0.10	$0.06		$0.16	$(0.18)	$(0.12)	$—	$(0.30)	$10.63	1.47%	$481,684	1.03%	0.93%		0.95%	129%
C	10.76	0.02	0.05		0.07	(0.10)	(0.12)	—	(0.22)	10.61	0.67	177,802	1.77	1.67		0.21	129
I	10.78	0.13	0.05		0.18	(0.20)	(0.12)	—	(0.32)	10.64	1.71	891,048	0.79	0.69		1.19	129
R3	10.78	0.06	0.05		0.11	(0.13)	(0.12)	—	(0.25)	10.64	1.03	519	1.40	1.25		0.60	129
R4	10.78	0.10	0.05		0.15	(0.17)	(0.12)	—	(0.29)	10.64	1.40	976	1.08	0.95		0.92	129
R5	10.77	0.13	0.06		0.19	(0.21)	(0.12)	—	(0.33)	10.63	1.73	372	0.79	0.65		1.18	129
Y	10.78	0.14	0.05		0.19	(0.21)	(0.12)	—	(0.33)	10.64	1.81	340,669	0.68	0.58		1.30	129

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.55%, 1.25%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(9)	Excluding the expenses not subject to cap, the ratios would have been 1.00%, 1.75%, 1.73%, 0.73%, 1.25%, 1.00%, 0.70% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

290

Fixed Income Funds

Financial Highlights – (continued)

(10)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(11)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(12)	Included in this amount are tax distributions from capital of less than ($0.01).
(13)	Excluding the expenses not subject to cap, the ratios would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.20%, 0.90%, 0.60% and 0.55% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(14)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44% for Class A, Class C and Class I, respectively.
(15)	Commenced operations on May 29, 2015.
(16)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.
(17)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(18)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44%, 0.44% and 0.44% for Class A, Class B, Class C, Class I and Class Y, respectively.
(19)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44%, for Class A, Class C and Class I, respectively.
(20)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65% and 0.60% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(21)	Commenced operations on November 30, 2012.
(22)	Excluding the expenses not subject to cap, the ratios would have been 0.85%, 0.85%, 1.60%, 0.56%, 1.15%, 0.85%, 0.55% and 0.50% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(23)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.10%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(24)	Commenced operations on November 7, 2014.
(25)	Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.60%, 1.17%, 0.85%, 0.55%, 0.44% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(26)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.77%, 0.79%, 1.35%, 1.05%, 0.75%, 0.70% and 0.67% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

291

Hartford Funds - Fixed Income Funds

Notes to Financial Statements

October 31, 2017

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty-three and thirteen series, respectively, as of October 31, 2017. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”)

The Hartford Floating Rate Fund (the “Floating Rate Fund”)

The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”)

The Hartford High Yield Fund (the “High Yield Fund”)

The Hartford Inflation Plus Fund (the “Inflation Plus Fund”)

Hartford Municipal Income Fund (the “Municipal Income Fund”)

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”)

The Hartford Quality Bond Fund (the “Quality Bond Fund”)

The Hartford Short Duration Fund (the “Short Duration Fund”)

The Hartford Strategic Income Fund (the “Strategic Income Fund”)

The Hartford Total Return Bond Fund (the “Total Return Bond Fund”)

The Hartford World Bond Fund (the “World Bond Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Municipal Real Return Fund (the “Municipal Real Return Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, is a diversified open-end management investment company. Emerging Markets Local Debt Fund and World Bond Fund, are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class T, Class C, Class I and Class F shares. As of October 31, 2017, Class T shares have not commenced operations. In addition, each Fund, except Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund, offer Class R3, Class R4 and Class R5 shares. Each Fund has registered for sale Class Y shares, except Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund. Strategic Income Fund, Total Return Bond Fund and World Bond Fund has registered for sale Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class T shares of each Fund have a front-end sales charge of up to 2.50%. Class A shares are sold with a front-end sales charge of up to 3.00% for Floating Rate Fund and Floating Rate High Income Fund and up to 2.00% for Short Duration Fund. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes I, R3, R4, R5, R6, Y and F shares are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Any remaining Class B shares converted to Class A shares on September 19, 2017. Class B shares are no longer offered for sale. Class B shares were sold with a contingent deferred sales charge which was assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declined from 5.00% to zero, depending on the period of time the shares were held.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

292

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses. For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the OTC market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

293

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

294

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Emerging Markets Local Debt Fund and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

295

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2017.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2017.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2017.

c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2017.

d)

Mortgage Related and Other Asset Backed Securities – A Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that

296

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of October 31, 2017.

e)	Inflation Indexed Bonds – A Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of October 31, 2017.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Bond Forwards – A Fund may enter into bond forwards. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward.

During the fiscal year ended October 31, 2017, Inflation Plus Fund had engaged in Bond Forwards.

b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

297

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

During the fiscal year ended October 31, 2017, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund Strategic Income Fund, Total Return Bond Fund and World Bond Fund had engaged in Foreign Currency Contracts.

c)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2017, Emerging Markets Local Debt Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had engaged in Futures Contracts.

d)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the fiscal year ended October 31, 2017, Emerging Markets Local Debt Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had engaged in Options Contracts.

e)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

298

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the respective Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute

299

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the fiscal year ended October 31, 2017, High Yield Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had engaged in Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the fiscal year ended October 31, 2017, Emerging Markets Local Debt Fund, Inflation Plus Fund, Municipal Real Return Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had engaged in Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the fiscal year ended October 31, 2017, World Bond Fund had engaged in Total Return Swap Contracts.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

During the fiscal year ended October 31, 2017, Emerging Markets Local Debt Fund, Strategic Income Fund and Total Return Bond Fund had engaged in Cross Currency Swaps.

300

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Additional Derivative Instrument Information:

Emerging Markets Local Debt Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$141,896	$660,911	$—	$—	$—	$—	$802,807
Unrealized appreciation on futures contracts(1)	43,611	—	—	—	—	—	43,611
Unrealized appreciation on foreign currency contracts	—	4,298,238	—	—	—	—	4,298,238
Unrealized appreciation on swap contracts(2)	89,811	—	—	—	—	—	89,811

Total	$275,318	$4,959,149	$—	$—	$—	$—	$5,234,467

Liabilities:
Unrealized depreciation on futures contracts(1)	$36,840	$—	$—	$—	$—	$—	$36,840
Unrealized depreciation on foreign currency contracts	—	6,324,399	—	—	—	—	6,324,399
Written options, market value	—	481,256	—	—	—	—	481,256
Unrealized depreciation on swap contracts(2)	111,496	—	—	—	—	—	111,496

Total	$148,336	$6,805,655	$—	$—	$—	$—	$6,953,991

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(48,944)	$(287,538)	$—	$—	$—	$—	$(336,482)
Net realized gain (loss) on futures contracts	(40,108)	—	—	—	—	—	(40,108)
Net realized gain (loss) on written options contracts	—	707,778	—	—	—	—	707,778
Net realized gain (loss) on swap contracts	238,311	(1,562)	—	—	—	—	236,749
Net realized gain (loss) on foreign currency contracts	—	3,176,574	—	—	—	—	3,176,574

Total	$149,259	$3,595,252	$—	$—	$—	$—	$3,744,511

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(2,289)	$(58,032)	$—	$—	$—	$—	$(60,321)
Net change in unrealized appreciation (depreciation) of futures contracts	84	—	—	—	—	—	84
Net change in unrealized appreciation (depreciation) of written options contracts	—	44,169	—	—	—	—	44,169
Net change in unrealized appreciation (depreciation) of swap contracts	44,124	(14,595)	—	—	—	—	29,529
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,492,151)	—	—	—	—	(1,492,151)

Total	$41,919	$(1,520,609)	$—	$—	$—	$—	$(1,478,690)

301

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Emerging Markets Local Debt Fund – (continued)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	6,240,811,417
Futures Contracts Long at Number of Contracts	15
Futures Contracts Short at Number of Contracts	(26)
Written Options Contracts at Number of Contracts	(28,424,667)
Swap Contracts at Notional Amount	$7,031,370,052
Foreign Currency Contracts Purchased at Contract Amount	$158,159,750
Foreign Currency Contracts Sold at Contract Amount	$124,500,424

Floating Rate Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,812,006	$—	$—	$—	$—	$1,812,006

Total	$—	$1,812,006	$—	$—	$—	$—	$1,812,006

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$528,692	$—	$—	$—	$—	$528,692

Total	$—	$528,692	$—	$—	$—	$—	$528,692

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(10,455,069)	$—	$—	$—	$—	$(10,455,069)

Total	$—	$(10,455,069)	$—	$—	$—	$—	$(10,455,069)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$1,977,667	$—	$—	$—	$—	$1,977,667

Total	$—	$1,977,667	$—	$—	$—	$—	$1,977,667

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$2,949,082
Foreign Currency Contracts Sold at Contract Amount	$133,959,257

302

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Floating Rate High Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$415,134	$—	$—	$—	$—	$415,134

Total	$—	$415,134	$—	$—	$—	$—	$415,134

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$64,233	$—	$—	$—	$—	$64,233

Total	$—	$64,233	$—	$—	$—	$—	$64,233

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(1,741,041)	$—	$—	$—	$—	$(1,741,041)

Total	$—	$(1,741,041)	$—	$—	$—	$—	$(1,741,041)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$395,407	$—	$—	$—	$—	$395,407

Total	$—	$395,407	$—	$—	$—	$—	$395,407

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$1,296,349
Foreign Currency Contracts Sold at Contract Amount	$18,967,797

High Yield Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$80,439	$—	$—	$—	$—	$80,439
Unrealized appreciation on swap contracts(2)	—	—	39,864	—	—	—	39,864

Total	$—	$80,439	$39,864	$—	$—	$—	$120,303

303

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

High Yield Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$657,172	$—	$—	$—	$657,172
Net realized gain (loss) on foreign currency contracts	—	(171,380)	—	—	—	—	(171,380)

Total	$—	$(171,380)	$657,172	$—	$—	$—	$485,792

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$96,284	$—	$—	$—	$96,284
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	124,371	—	—	—	—	124,371

Total	$—	$124,371	$96,284	$—	$—	$—	$220,655

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$6,512,667
Foreign Currency Contracts Purchased at Contract Amount	$637,942
Foreign Currency Contracts Sold at Contract Amount	$3,991,361

Inflation Plus Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$417,997	$—	$—	$—	$—	$—	$417,997
Unrealized appreciation on bond forward contracts	194,795	—	—	—	—	—	194,795
Unrealized appreciation on foreign currency contracts	—	694,896	—	—	—	—	694,896
Unrealized appreciation on swap contracts(2)	1,772,837	—	126,945	—	—	—	1,899,782

Total	$2,385,629	$694,896	$126,945	$—	$—	$—	$3,207,470

Liabilities:
Unrealized depreciation on futures contracts(1)	$694,700	$—	$—	$—	$—	$—	$694,700
Unrealized depreciation on foreign currency contracts	—	151,256	—	—	—	—	151,256
Unrealized depreciation on swap contracts(2)	540,634	—	—	—	—	—	540,634

Total	$1,235,334	$151,256	$—	$—	$—	$—	$1,386,590

304

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Inflation Plus Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$744,926	$—	$—	$—	$—	$—	$744,926
Net realized gain (loss) on swap contracts	310,713	—	657,012	—	—	—	967,725
Net realized gain (loss) on bond forward contracts	12,982	—	—	—	—	—	12,982
Net realized gain (loss) on foreign currency contracts	—	600,472	—	—	—	—	600,472

Total	$1,068,621	$600,472	$657,012	$—	$—	$—	$2,326,105

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(211,039)	$—	$—	$—	$—	$—	$(211,039)
Net change in unrealized appreciation (depreciation) of swap contracts	829,085	—	(384,307)	—	—	—	444,778
Net change in unrealized appreciation (depreciation) of bond forward contracts	307,451	—	—	—	—	—	307,451
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	141,665	—	—	—	—	141,665

Total	$925,497	$141,665	$(384,307)	$—	$—	$—	$682,855

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	303
Futures Contracts Short at Number of Contracts	(260)
Swap Contracts at Notional Amount	$121,462,017
Foreign Currency Contracts Purchased at Contract Amount	$15,897,107
Foreign Currency Contracts Sold at Contract Amount	$68,130,564

Municipal Real Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts(2)	$2,187,889	$—	$—	$—	$—	$—	$2,187,889

Total	$2,187,889	$—	$—	$—	$—	$—	$2,187,889

Liabilities:
Unrealized depreciation on swap contracts(2)	$1,053,993	$—	$—	$—	$—	$—	$1,053,993

Total	$1,053,993	$—	$—	$—	$—	$—	$1,053,993

305

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Municipal Real Return Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(461,773)	$—	$—	$—	$—	$—	$(461,773)

Total	$(461,773)	$—	$—	$—	$—	$—	$(461,773)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$1,250,724	$—	$—	$—	$—	$—	$1,250,725

Total	$1,250,724	$—	$—	$—	$—	$—	$1,250,725

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$141,305,167

Quality Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$808,185	$—	$—	$—	$—	$—	$808,185
Unrealized appreciation on foreign currency contracts	—	79,576	—	—	—	—	79,576
Unrealized appreciation on swap contracts(2)	30,277	—	—	—	—	—	30,277

Total	$838,462	$79,576	$—	$—	$—	$—	$918,038

Liabilities:
Unrealized depreciation on futures contracts(1)	$264,374	$—	$—	$—	$—	$—	$264,374
Unrealized depreciation on foreign currency contracts	—	3,564	—	—	—	—	3,564
Unrealized depreciation on swap contracts(2)	44,498	—	—	—	—	—	44,498

Total	$308,872	$3,564	$—	$—	$—	$—	$312,436

306

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Quality Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(665,769)	$—	$—	$—	$—	$—	$(665,769)
Net realized gain (loss) on swap contracts	18,217	—	—	—	—	—	18,217
Net realized gain (loss) on foreign currency contracts	—	57,742	—	—	—	—	57,742

Total	$(647,552)	$57,742	$—	$—	$—	$—	$(589,810)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(55,065)	$—	$—	$—	$—	$—	$(55,065)
Net change in unrealized appreciation (depreciation) of futures contracts	41,295	—	—	—	—	—	41,295
Net change in unrealized appreciation (depreciation) of swap contracts	(14,221)	—	—	—	—	—	(14,221)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	76,012	—	—	—	—	76,012

Total	$(27,991)	$76,012	$—	$—	$—	$—	$48,021

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	5,000,000
Futures Contracts Long at Number of Contracts	209
Futures Contracts Short at Number of Contracts	(64)
Swap Contracts at Notional Amount	$13,947,083
Foreign Currency Contracts Purchased at Contract Amount	$1,218,116
Foreign Currency Contracts Sold at Contract Amount	$5,977,370

Short Duration Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$1,044,511	$—	$—	$—	$—	$—	$1,044,511
Unrealized appreciation on foreign currency contracts	—	30,901	—	—	—	—	30,901

Total	$1,044,511	$30,901	$—	$—	$—	$—	$1,075,412

Liabilities:
Unrealized depreciation on futures contracts(1)	$310,285	$—	$—	$—	$—	$—	$310,285
Unrealized depreciation on foreign currency contracts	—	140	—	—	—	—	140

Total	$310,285	$140	$—	$—	$—	$—	$310,425

307

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Short Duration Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$1,171,153	$—	$—	$—	$—	$—	$1,171,153
Net realized gain (loss) on foreign currency contracts	—	(133,055)	—	—	—	—	(133,055)

Total	$1,171,153	$(133,055)	$—	$—	$—	$—	$1,038,098

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$171,038	$—	$—	$—	$—	$—	$171,038
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	30,761	—	—	—	—	30,761

Total	$171,038	$30,761	$—	$—	$—	$—	$201,799

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	427
Futures Contracts Short at Number of Contracts	(939)
Foreign Currency Contracts Sold at Contract Amount	$1,570,543

Strategic Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$408,043	$698,400	$—	$—	$—	$—	$1,106,443
Unrealized appreciation on foreign currency contracts	—	804,725	—	—	—	—	804,725
Unrealized appreciation on swap contracts(2)	209,859	—	937,145	—	—	—	1,147,004

Total	$617,902	$1,503,125	$937,145	$—	$—	$—	$3,058,172

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,638,464	$765,247	$—	$—	$—	$—	$2,403,711
Unrealized depreciation on foreign currency contracts	—	527,159	—	—	—	—	527,159
Unrealized depreciation on swap contracts(2)	52,936	—	1,804,390	—	—	—	1,857,326

Total	$1,691,400	$1,292,406	$1,804,390	$—	$—	$—	$4,788,196

308

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Strategic Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$49,849	$—	$—	$—	$—	$49,849
Net realized gain (loss) on futures contracts	(1,323,139)	107,005	—	—	—	—	(1,216,134)
Net realized gain (loss) on written options contracts	285,082	82,112	—	—	—	—	367,194
Net realized gain (loss) on swap contracts	686,592	(45,004)	3,001,520	—	—	—	3,643,108
Net realized gain (loss) on foreign currency contracts	—	(2,988,216)	—	—	—	—	(2,988,216)

Total	$(351,465)	$(2,794,254)	$3,001,520	$—	$—	$—	$(144,199)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$18,187	$—	$—	$—	$—	$18,187
Net change in unrealized appreciation (depreciation) of futures contracts	6,178	(6,627)	—	—	—	—	(449)
Net change in unrealized appreciation (depreciation) of swap contracts	(4,403)	(11,513)	(1,088,249)	—	—	—	(1,104,165)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	1,434,339	—	—	—	—	1,434,339

Total	$1,775	$1,434,386	$(1,088,249)	$—	$—	$—	$347,912

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	5,838,200
Futures Contracts Long at Number of Contracts	1,223
Futures Contracts Short at Number of Contracts	(514)
Written Options Contracts at Number of Contracts	(29,059,500)
Swap Contracts at Notional Amount	$184,484,351
Foreign Currency Contracts Purchased at Contract Amount	$53,079,787
Foreign Currency Contracts Sold at Contract Amount	$61,714,284

309

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Total Return Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$3,879,288	$—	$—	$—	$—	$—	$3,879,288
Unrealized appreciation on futures contracts(1)	1,366,912	—	—	—	—	—	1,366,912
Unrealized appreciation on foreign currency contracts	—	1,359,240	—	—	—	—	1,359,240
Unrealized appreciation on swap contracts(2)	708,533	—	1,994,961	—	—	—	2,703,494

Total	$5,954,733	$1,359,240	$1,994,961	$—	$—	$—	$9,308,934

Liabilities:
Unrealized depreciation on futures contracts(1)	$4,163,102	$—	$—	$—	$—	$—	$4,163,102
Unrealized depreciation on foreign currency contracts	—	109,895	—	—	—	—	109,895
Unrealized depreciation on swap contracts(2)	322,024	—	4,173,302	—	—	—	4,495,326

Total	$4,485,126	$109,895	$4,173,302	$—	$—	$—	$8,768,323

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$203,852	$200,466	$—	$—	$—	$—	$404,318
Net realized gain (loss) on futures contracts	1,882,441	—	—	—	—	—	1,882,441
Net realized gain (loss) on written options contracts	(75,949)	273,240	—	—	—	—	197,291
Net realized gain (loss) on swap contracts	5,388,970	(105,291)	(50,862)	—	—	—	5,232,817
Net realized gain (loss) on foreign currency contracts	—	(62,117)	—	—	—	—	(62,117)

Total	$7,399,314	$306,298	$(50,862)	$—	$—	$—	$7,654,750

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(213,912)	$60,817	$—	$—	$—	$—	$(153,095)
Net change in unrealized appreciation (depreciation) of futures contracts	(668,556)	—	—	—	—	—	(668,556)
Net change in unrealized appreciation (depreciation) of swap contracts	(462,073)	—	(2,868,686)	—	—	—	(3,330,759)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	1,515,197	—	—	—	—	1,515,197

Total	$(1,344,541)	$1,576,014	$(2,868,686)	$—	$—	$—	$(2,637,213)

310

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Total Return Bond Fund – (continued)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	$20,996,200
Futures Contracts Long at Number of Contracts	$2,801
Futures Contracts Short at Number of Contracts	$(2,119)
Written Options Contracts at Number of Contracts	$(34,021,000)
Swap Contracts at Notional Amount	$455,695,233
Foreign Currency Contracts Purchased at Contract Amount	$35,215,523
Foreign Currency Contracts Sold at Contract Amount	$86,588,986

World Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$191,355	$642,763	$—	$—	$—	$—	$834,118
Unrealized appreciation on futures contracts(1)	7,041,315	—	—	—	—	—	7,041,315
Unrealized appreciation on foreign currency contracts	—	84,657,780	—	—	—	—	84,657,780
Unrealized appreciation on swap contracts(2)	4,780,432	—	2,830,748	—	—	—	7,611,180

Total	$12,013,102	$85,300,543	$2,830,748	$—	$—	$—	$100,144,393

Liabilities:
Unrealized depreciation on futures contracts(1)	$3,926,827	$—	$—	$—	$—	$—	$3,926,827
Unrealized depreciation on foreign currency contracts	—	32,302,849	—	—	—	—	32,302,849
Written options, market value	—	142,042	—	—	—	—	142,042
Unrealized depreciation on swap contracts(2)	2,483,420	—	4,500,933	—	—	—	6,984,353

Total	$6,410,247	$32,444,891	$4,500,933	$—	$—	$—	$43,356,071

311

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

World Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(1,647,766)	$(1,200,846)	$—	$(186,494)	$—	$—	$(3,035,106)
Net realized gain (loss) on futures contracts	(10,459,863)	—	—	—	—	—	(10,459,863)
Net realized gain (loss) on written options contracts	281,931	1,564,961	—	—	—	—	1,846,892
Net realized gain (loss) on swap contracts	11,374,670	—	(8,955,441)	—	—	—	2,419,229
Net realized gain (loss) on foreign currency contracts	—	(96,419,849)	—	—	—	—	(96,419,849)

Total	$(451,028)	$(96,055,734)	$(8,955,441)	$(186,494)	$—	$—	$(105,648,697)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(687,544)	$651,897	$—	$—	$—	$—	$(35,647)
Net change in unrealized appreciation (depreciation) of futures contracts	(2,445,520)	—	—	—	—	—	(2,445,520)
Net change in unrealized appreciation (depreciation) of written options contracts	(63,988)	558,187	—	—	—	—	494,199
Net change in unrealized appreciation (depreciation) of swap contracts	3,125,618	—	(446,700)	—	—	—	2,678,918
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	31,518,670	—	—	—	—	31,518,670

Total	$(71,434)	$32,728,754	$(446,700)	$—	$—	$—	$32,210,620

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	1,520,615,174
Futures Contracts Long at Number of Contracts	3,039
Futures Contracts Short at Number of Contracts	(7,503)
Written Options Contracts at Number of Contracts	(95,004,382)
Swap Contracts at Notional Amount	$19,271,304,090
Foreign Currency Contracts Purchased at Contract Amount	$3,223,100,710
Foreign Currency Contracts Sold at Contract Amount	$5,358,786,918

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

312

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2017:

Emerging Markets Local Debt Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$4,298,238	$(6,324,399)
Futures contracts	43,611	(36,840)
Purchased options	696,203	(26,842)
Swap contracts	89,811	(111,496)
Written options	—	(481,256)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	5,127,863	(6,980,833)

Derivatives not subject to a MNA	(92,255)	137,101

Total gross amount of assets and liabilities subject to MNA or similar agreements	$5,035,608	$(6,843,732)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$574,986	$(574,986)	$—	$—	$—
Barclays	634,370	(626,101)	—	—	8,269
BNP Paribas Securities Services	83,306	(83,306)	—	—	—
Canadian Imperial Bank of Commerce	1,373	—	—	—	1,373
Citibank NA	490,915	(490,915)	—	—	—
Credit Suisse First Boston Corp.	75,002	(174)	—	—	74,828
Deutsche Bank Securities, Inc.	682,133	(596,234)	—	—	85,899
Goldman Sachs & Co.	671,900	(671,900)	—	—	—
HSBC Bank USA	83,727	(83,727)	—	—	—
JP Morgan Chase & Co.	550,629	(242,098)	—	(308,531)	—
Morgan Stanley	352,868	(352,868)	—	—	—
RBC Dominion Securities, Inc.	177,770	(878)	—	—	176,892
Standard Chartered Bank	28,012	(28,012)	—	—	—
State Street Global Markets LLC	23,143	(23,143)	—	—	—
UBS AG	605,474	(605,474)	—	—	—

Total	$5,035,608	$(4,379,816)	$—	$(308,531)	$347,261

313

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Emerging Markets Local Debt Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(686,415)	$574,986	$—	$—	$(111,429)
Barclays	(626,101)	626,101	—	—	—
BNP Paribas Securities Services	(127,550)	83,306	—	—	(44,244)
Citibank NA	(535,308)	490,915	—	—	(44,393)
Credit Suisse First Boston Corp.	(174)	174	—	—	—
Deutsche Bank Securities, Inc.	(596,234)	596,234	—	—	—
Goldman Sachs & Co.	(1,286,378)	671,900	—	—	(614,478)
HSBC Bank USA	(147,413)	83,727	—	—	(63,686)
JP Morgan Chase & Co.	(242,098)	242,098	—	—	—
Morgan Stanley	(1,781,985)	352,868	1,429,117	—	—
RBC Dominion Securities, Inc.	(878)	878	—	—	—
Standard Chartered Bank	(156,235)	28,012	—	—	(128,223)
State Street Global Markets LLC	(47,290)	23,143	—	—	(24,147)
UBS AG	(609,673)	605,474	—	—	(4,199)

Total	$(6,843,732)	$4,379,816	$1,429,117	$—	$(1,034,799)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,812,006	$(528,692)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,812,006	(528,692)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,812,006	$(528,692)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$1,812,006	$—	$—	$—	$1,812,006

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(528,692)	$—	$—	$—	$(528,692)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

314

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Floating Rate High Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$415,134	$(64,233)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	415,134	(64,233)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$415,134	$(64,233)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$415,134	$—	$—	$—	$415,134

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(64,233)	$—	$—	$—	$(64,233)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$80,439	$—
Swap contracts	39,864	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	120,303	—

Derivatives not subject to a MNA	(39,864)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$80,439	$—

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$80,439	$—	$—	$—	$80,439

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Inflation Plus Fund

Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	$194,795	$—
Foreign currency contracts	694,896	(151,256)
Futures contracts	417,997	(694,700)
Swap contracts	1,899,782	(540,634)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,207,470	(1,386,590)

Derivatives not subject to a MNA	(2,190,834)	694,700

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,016,636	$(691,890)

315

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Inflation Plus Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$194,795	$(162,446)	$—	$—	$32,349
Barclays	123,683	(123,683)	—	—	—
Citibank NA	49,912	—	—	—	49,912
Deutsche Bank Securities, Inc.	181,458	—	—	—	181,458
Goldman Sachs & Co.	169,738	—	—	—	169,738
JP Morgan Chase & Co.	20,202	—	—	—	20,202
Morgan Stanley	276,848	—	—	(260,000)	16,848

Total	$1,016,636	$(286,129)	$—	$(260,000)	$470,507

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(162,446)	$162,446	$—	$—	$—
Barclays	(391,381)	123,683	267,698	—	—
State Street Global Markets LLC	(138,063)	—	—	—	(138,063)

Total	$(691,890)	$286,129	$267,698	$—	$(138,063)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Municipal Opportunities Fund

Derivative Financial Instruments:	Assets	Liabilities
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Municipal Real Return Fund

Derivative Financial Instruments:	Assets	Liabilities
Swap contracts	$2,187,888	$(1,053,993)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,187,888	(1,053,993)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,187,888	$(1,053,993)

316

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Municipal Real Return Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$179,226	$(61,739)	$—	$—	$117,487
Barclays	567,017	(84,303)	—	(451,000)	31,714
BNP Paribas Securities Services	613,810	(96,549)	—	(490,000)	27,261
Deutsche Bank Securities, Inc.	351,354	—	—	(295,000)	56,354
JP Morgan Chase & Co.	430,850	(430,850)	—	—	—
Morgan Stanley	45,631	—	—	—	45,631

Total	$2,187,888	$(673,441)	$—	$(1,236,000)	$278,447

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(61,739)	$61,739	$—	$—	$—
Barclays	(84,303)	84,303	—	—	—
BNP Paribas Securities Services	(96,549)	96,549	—	—	—
Citibank NA	(169,215)	—	—	169,215	—
JP Morgan Chase & Co.	(642,187)	430,850	211,337	—	—

Total	$(1,053,993)	$673,441	$211,337	$169,215	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Quality Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$79,576	$(3,564)
Futures contracts	—	(264,374)
Purchased options	808,185	—
Swap contracts	30,277	(44,498)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	918,038	(312,436)

Derivatives not subject to a MNA	(30,277)	308,872

Total gross amount of assets and liabilities subject to MNA or similar agreements	$887,761	$(3,564)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$75,956	$—	$—	$—	$75,956
Citibank NA	3,620	(3,564)	—	—	56
Morgan Stanley	808,185	—	—	—	808,185

Total	$887,761	$(3,564)	$—	$—	$884,197

317

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Quality Bond Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(3,564)	$3,564	$—	$—	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Short Duration Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$30,901	$(140)
Futures contracts	1,044,511	(310,285)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,075,412	(310,425)

Derivatives not subject to a MNA	(1,044,511)	310,285

Total gross amount of assets and liabilities subject to MNA or similar agreements	$30,901	$(140)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$30,901	$—	$—	$—	$30,901

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$ (140)	$ —	$ —	$—	$(140)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Strategic Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$804,725	$(527,159)
Futures contracts	1,106,443	(2,403,711)
Swap contracts	1,146,621	(1,856,943)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,057,789	(4,787,813)

Derivatives not subject to a MNA	(1,493,830)	2,588,632

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,563,959	$(2,199,181)

318

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Strategic Income Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$5,251	$(5,251)	$—	$—	$—
Banc of America Securities LLC	33,050	(33,050)	—	—	—
Barclays	265,129	(140,419)	—	(25,000)	99,710
BNP Paribas Securities Services	31,559	(1,597)	—	—	29,962
Canadian Imperial Bank of Commerce	12,098	(12,098)	—	—	—
Citibank NA	313,772	(74,977)	—	—	238,795
Credit Suisse First Boston Corp.	16	(16)	—	—	—
Credit Suisse International	129,077	(129,077)	—	—	—
Deutsche Bank Securities, Inc.	234,625	(94,488)	—	(140,137)	—
Goldman Sachs & Co.	169,102	(169,102)	—	—	—
HSBC Bank USA	20,565	—	—	—	20,565
JP Morgan Chase & Co.	18,807	(18,807)	—	—	—
Merrill Lynch International	49,935	—	—	—	49,935
Morgan Stanley	200,449	(200,449)	—	—	—
National Australia Bank Limited	17,685	—	—	—	17,685
RBC Dominion Securities, Inc.	10,442	—	—	—	10,442
State Street Global Markets LLC	23,031	(16,402)	—	—	6,629
Toronto-Dominion Bank	3,053	(3,053)	—	—	—
UBS AG	26,313	(26,313)	—	—	—

Total	$1,563,959	$(925,099)	$—	$(165,137)	$473,723

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Australia and New Zealand Banking Group	$(27,792)	$5,251	$—	$—	$(22,541)
Banc of America Securities LLC	(125,094)	33,050	—	—	(92,044)
Barclays	(140,419)	140,419	—	—	—
BNP Paribas Securities Services	(1,597)	1,597	—	—	—
Canadian Imperial Bank of Commerce	(62,491)	12,098	—	—	(50,393)
Citibank NA	(74,977)	74,977	—	—	—
Credit Suisse First Boston Corp.	(3,504)	16	3,488	—	—
Credit Suisse International	(800,317)	129,077	—	—	(671,240)
Deutsche Bank Securities, Inc.	(94,488)	94,488	—	—	—
Goldman Sachs & Co.	(284,635)	169,102	115,533	—	—
JP Morgan Chase & Co.	(160,486)	18,807	—	—	(141,679)
Morgan Stanley	(347,727)	200,449	147,278	—	—
Standard Chartered Bank	(3,944)	—	—	—	(3,944)
State Street Global Markets LLC	(16,402)	16,402	—	—	—
Toronto-Dominion Bank	(4,884)	3,053	—	—	(1,831)
UBS AG	(50,424)	26,313	24,111	—	—

Total	$(2,199,181)	$925,099	$290,410	$—	$(983,672)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

319

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,359,240	$(109,895)
Futures contracts	1,366,912	(4,163,102)
Purchased options	—	(213,912)
Swap contracts	2,703,449	(4,495,282)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	5,429,601	(8,982,191)

Derivatives not subject to a MNA	(2,941,396)	4,606,624

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,488,205	$(4,375,567)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$9,187	$(9,187)	$—	$—	$—
Barclays	122,929	(122,929)	—	—	—
Citibank NA	226,189	(10,471)	—	(120,000)	95,718
Credit Suisse First Boston Corp.	39,736	—	—	—	39,736
Credit Suisse International	212,266	(212,266)	—	—	—
Deutsche Bank Securities, Inc.	160,485	(125,367)	—	(35,118)	—
Goldman Sachs & Co.	495,256	(495,256)	—	—	—
HSBC Bank USA	125,576	—	—	—	125,576
JP Morgan Chase & Co.	221,601	(68,595)	—	(153,006)	—
Merrill Lynch International	84,794	(84,794)	—	—	—
Morgan Stanley	618,620	(464,459)	—	—	154,161
RBC Dominion Securities, Inc.	95	—	—	—	95
State Street Global Markets LLC	171,471	(12,062)	—	—	159,409

Total	$2,488,205	$(1,605,386)	$—	$(308,124)	$574,695

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(195,028)	$9,187	$185,841	$—	$—
Barclays	(363,618)	122,929	240,689	—	—
Citibank NA	(10,471)	10,471	—	—	—
Credit Suisse International	(1,816,514)	212,266	—	—	(1,604,248)
Deutsche Bank Securities, Inc.	(125,367)	125,367	—	—	—
Goldman Sachs & Co.	(1,071,126)	495,256	575,870	—	—
JP Morgan Chase & Co.	(68,595)	68,595	—	—	—
Merrill Lynch International	(248,327)	84,794	163,533	—	—
Morgan Stanley	(464,459)	464,459	—	—	—
State Street Global Markets LLC	(12,062)	12,062	—	—	—

Total	$(4,375,567)	$1,605,386	$1,165,933	$—	$(1,604,248)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

320

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

World Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$84,657,780	$(32,302,849)
Futures contracts	7,041,315	(3,926,827)
Purchased options	642,763	(932,937)
Swap contracts	7,611,180	(6,984,353)
Written options	—	(142,042)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	99,953,038	(44,289,008)

Derivatives not subject to a MNA	(10,954,056)	7,746,479

Total gross amount of assets and liabilities subject to MNA or similar agreements	$88,998,982	$(36,542,529)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$857,664	$—	$—	$—	$857,664
Banc of America Securities LLC	9,933,717	(9,933,717)	—	—	—
Bank of Montreal	698,468	—	—	—	698,468
Barclays	5,789,498	(1,858,938)	—	—	3,930,560
BNP Paribas Securities Services	664,584	(529,406)	—	—	135,178
Canadian Imperial Bank of Commerce	90,999	(33,332)	—	—	57,667
Citibank NA	9,324,053	(5,072,594)	—	—	4,251,459
Credit Suisse First Boston Corp.	128,564	(128,564)	—	—	—
Credit Suisse International	325,009	(325,009)	—	—	—
Deutsche Bank Securities, Inc.	10,879,438	(819,872)	—	(200,000)	9,859,566
Goldman Sachs & Co.	6,477,445	(2,888,126)	—	—	3,589,319
HSBC Bank USA	1,122,165	(734,236)	—	—	387,929
JP Morgan Chase & Co.	16,710,018	(11,178,902)	—	(534,000)	4,997,116
Morgan Stanley	9,257,333	(1,077,456)	—	(417,000)	7,762,877
National Australia Bank Limited	853,063	—	—	—	853,063
RBC Dominion Securities, Inc.	14,807,347	(78,842)	—	—	14,728,505
Standard Chartered Bank	90,062	(41,071)	—	—	48,991
State Street Global Markets LLC	628,825	(628,825)	—	—	—
UBS AG	360,730	(360,730)	—	—	—

Total	$88,998,982	$(35,689,620)	$—	$(1,151,000)	$52,158,362

321

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

World Bond Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(10,114,830)	$9,933,717	$—	$—	$(181,113)
Barclays	(1,858,938)	1,858,938	—	—	—
BNP Paribas Securities Services	(529,406)	529,406	—	—	—
Canadian Imperial Bank of Commerce	(33,332)	33,332	—	—	—
Citibank NA	(5,072,594)	5,072,594	—	—	—
Credit Suisse First Boston Corp.	(186,636)	128,564	58,072	—	—
Credit Suisse International	(578,342)	325,009	—	—	(253,333)
Deutsche Bank Securities, Inc.	(819,872)	819,872	—	—	—
Goldman Sachs & Co.	(2,888,126)	2,888,126	—	—	—
HSBC Bank USA	(734,236)	734,236	—	—	—
JP Morgan Chase & Co.	(11,178,902)	11,178,902	—	—	—
Morgan Stanley	(1,077,456)	1,077,456	—	—	—
RBC Dominion Securities, Inc.	(78,842)	78,842	—	—	—
Standard Chartered Bank	(41,071)	41,071	—	—	—
State Street Global Markets LLC	(741,577)	628,825	—	—	(112,752)
UBS AG	(608,369)	360,730	—	—	(247,639)

Total	$(36,542,529)	$35,689,620	$58,072	$—	$(794,837)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

6.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

322

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

7.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2017. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2017 and October 31, 2016 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2017				For the Year Ended October 31, 2016
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital
Emerging Markets Local Debt Fund	$—	$5,430,838	$—	$—	$—	$—	$—	$6,069,687
Floating Rate Fund	—	146,530,963	—	3,733,292	—	161,797,699	—	—
Floating Rate High Income Fund	—	17,530,017	—	—	—	14,774,668	—	860,155
High Yield Fund	—	17,428,145	—	442,038	—	16,100,226	—	—
Inflation Plus Fund	—	6,340,318	—	—	—	—	—	—
Municipal Income Fund	469,355	5,980	—	—	287,104	1,520	—	—
Municipal Opportunities Fund	16,435,316	276,481	—	—	15,205,643	194,422	—	—
Municipal Real Return Fund	4,972,982	1,012	—	—	4,615,612	26,379	—	—
Municipal Short Duration Fund	221,363	6,288	—	—	137,798	482	—	—
Quality Bond Fund	—	4,467,994	209,762	—	—	2,265,082	77,262	—
Short Duration Fund	—	18,231,752	—	—	—	14,132,291	—	—
Strategic Income Fund	—	17,202,923	—	—	—	16,635,463	—	—
Total Return Bond Fund	—	58,007,640	—	—	—	50,139,442	3,274,787	5,381,516
World Bond Fund	—	—	—	—	—	—	91,908,297	14,159,746

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

323

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

As of October 31, 2017, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Emerging Markets Local Debt Fund	$31,037,023	$—	$—	$(56,599,010)	$(369,784)	$(3,044,383)	$(28,976,154)
Floating Rate Fund	—	—	—	(228,490,022)	(1,628,001)	(29,554,020)	(259,672,043)
Floating Rate High Income Fund	91,148	—	—	(27,935,209)	(37,622)	(3,482,355)	(31,364,038)
High Yield Fund	—	—	—	(16,963,805)	(56,472)	8,749,542	(8,270,735)
Inflation Plus Fund	23,035,120	—	—	(75,419,173)	(24,279)	1,790,156	(50,618,176)
Municipal Income Fund	—	19,642	—	(71,050)	(6)	408,876	357,462
Municipal Opportunities Fund	—	960,007	—	(17,598,532)	(236,919)	14,170,374	(2,705,070)
Municipal Real Return Fund	—	—	—	(16,535,303)	(43,812)	6,713,432	(9,865,683)
Municipal Short Duration Fund	—	6,107	—	(54,077)	—	79,008	31,038
Quality Bond Fund	358,714	—	—	(2,264,193)	50,364	(141,925)	(1,997,040)
Short Duration Fund	779,810	—	—	(2,625,886)	(101,458)	3,317,976	1,370,442
Strategic Income Fund	11,312,079	—	—	(24,556,513)	(97,413)	3,278,174	(10,063,673)
Total Return Bond Fund	13,984,783	—	—	(6,126,964)	(1,285,006)	13,921,718	20,494,531
World Bond Fund	624,720	—	—	(27,088,996)	(1,138,041)	25,544,428	(2,057,889)

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration of capital loss carryforwards and utilization or write-off of net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2017, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Local Debt Fund	$12,113	$26,294,532	$(26,306,645)
Floating Rate Fund	(272,060,204)	(10,961,306)	283,021,510
Floating Rate High Income Fund	(2,507)	(1,297,200)	1,299,707
High Yield Fund	(18,103,625)	(657,845)	18,761,470
Inflation Plus Fund	—	15,791,657	(15,791,657)
Municipal Income Fund	—	—	—
Municipal Opportunities Fund	(9,797,063)	—	9,797,063
Municipal Real Return Fund	(16,621,393)	(461,773)	17,083,166
Municipal Short Duration Fund	—	—	—
Quality Bond Fund	—	692,680	(692,680)
Short Duration Fund	—	441,772	(441,772)
Strategic Income Fund	8,614,790	10,343,563	(18,958,353)
Total Return Bond Fund	(136)	15,718,268	(15,718,132)
World Bond Fund	21,150	(74,228,771)	74,207,621

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

324

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

At October 31, 2017 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration		Unlimited Short-Term Capital Loss Carryforward		Unlimited Long-Term Capital Loss Carryforward
Fund	2018	2019
Emerging Markets Local Debt Fund	$—	$—	$12,636,349		$43,962,661
Floating Rate Fund	—	—	—		228,490,022
Floating Rate High Income Fund	—	—	1,104,870		26,830,339
High Yield Fund	—	—	3,427,949		13,535,856
Inflation Plus Fund	—	—	22,019,702		53,399,471
Municipal Income Fund	—	—	48,126		22,924
Municipal Opportunities Fund	6,120,720	10,546,009	931,803		—
Municipal Real Return Fund	6,087,643	1,653,837	356,042		8,036,725
Municipal Short Duration Fund	—	—	44,311		9,766
Quality Bond Fund	—	—	1,751,142		513,051
Short Duration Fund	—	—	—		2,625,886
Strategic Income Fund	—	—	17,901,103	*	6,655,410	*
Total Return Bond Fund	—	—	6,126,964		—
World Bond Fund	—	—	3,147,520		23,941,476

*	Future utilization maybe limited under the current tax law.

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, often referred to as Late-Year Ordinary Losses. At October 31, 2017, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
Municipal Real Return Fund	$401,056

During the fiscal year ended October 31, 2017, the High Yield Fund, Short Duration Fund, Floating Rate Fund and Floating Rate High Income Fund utilized $2,659,078, $1,981,690, $5,397,559 and $783,836 of prior year capital loss carryforwards, respectively.

During the fiscal year ended October 31, 2017, the Municipal Opportunities Fund, Municipal Real Return Fund, High Yield Fund and Floating Rate Fund, had expired $9,797,063, $16,621,393, $18,103,626 and $272,060,203 of prior year capital loss carryforwards, respectively.

f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Local Debt Fund	$157,425,664	$3,083,220	$(6,015,878)	$(2,932,658)
Floating Rate Fund	4,374,223,822	42,825,828	(72,561,469)	(29,735,641)
Floating Rate High Income Fund	559,994,315	6,559,408	(10,095,947)	(3,536,539)
High Yield Fund	359,582,389	15,605,469	(6,870,430)	8,735,039
Inflation Plus Fund	586,820,792	3,933,278	(2,136,098)	1,797,180
Municipal Income Fund	22,841,568	573,856	(164,980)	408,876
Municipal Opportunities Fund	669,728,771	21,167,819	(6,997,445)	14,170,374
Municipal Real Return Fund	173,406,016	7,776,213	(1,062,781)	6,713,432
Municipal Short Duration Fund	20,060,191	114,894	(35,886)	79,008
Quality Bond Fund	184,169,715	936,819	(919,112)	17,707
Short Duration Fund	945,144,331	6,730,444	(3,419,604)	3,310,840
Strategic Income Fund	513,326,484	14,774,707	(11,583,605)	3,191,102
Total Return Bond Fund	2,893,703,256	38,956,890	(25,087,066)	13,869,823
World Bond Fund	3,951,516,596	57,068,188	(31,217,538)	25,850,630

325

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews each Fund’s tax positions for all open tax years. As of October 31, 2017, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

8.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2017; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Local Debt Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7700% on next $500 million and;
0.7600% over $1 billion

Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

High Yield Fund	0.6500% on first $500 million and;
0.6000% on next $500 million and;
0.5950% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Inflation Plus Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

326

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Management Fee Rates
Municipal Income Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Real Return Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Quality Bond Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Short Duration Fund	0.4500% on first $500 million and;
0.4000% on next $500 million and;
0.3950% on next $1.5 billion and;
0.3900% on next $2.5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond Fund	0.4300% on first $500 million and;
0.3800% on next $500 million and;
0.3700% on next $4 billion and;
0.3600% on next $5 billion and;
0.3500% over $10 billion

World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $4.5 billion and;
0.5750% on next $5 billion and;
0.5725% on over $10 billion

327

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Emerging Markets Local Debt Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Floating Rate Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Floating Rate High Income Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

High Yield Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Inflation Plus Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Municipal Income Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Municipal Opportunities Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Municipal Real Return Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Municipal Short Duration Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Quality Bond Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Short Duration Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Strategic Income Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

Total Return Bond Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

World Bond Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

328

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by a Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2017, HFMC contractually limited the total operating expenses of each Fund (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2018 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	NA	0.90%	0.90%
Floating Rate Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.70%	NA	0.70%	0.70%
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.75%	0.75%
High Yield Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.70%	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	NA	0.55%	0.55%
Municipal Income Fund	0.69%	1.44%	0.44%	NA	NA	NA	NA	NA	0.39%
Municipal Opportunities Fund	0.69%	1.44%	0.44%	NA	NA	NA	NA	NA	0.39%
Municipal Real Return Fund	0.69%	1.44%	0.44%	NA	NA	NA	NA	0.44%	0.39%
Municipal Short Duration Fund	0.69%	1.44%	0.44%	NA	NA	NA	NA	NA	0.39%
Quality Bond Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	NA	0.60%	0.55%
Short Duration Fund	0.85%	1.60%	0.60%	1.15%	0.85%	0.55%	NA	0.55%	0.55%
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%	0.60%
Total Return Bond Fund	0.87%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%	0.52%	0.52%
World Bond Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%	0.70%	0.70%

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the fiscal year ended October 31, 2017, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	1.25%	2.00%	1.00%	1.50%	1.25%	0.95%	—	0.90%	0.90%
Floating Rate Fund	0.98%	1.72%	0.71%	1.25%	1.00%	0.70%	—	0.67%	0.65%
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	—	0.75%	0.75%
High Yield Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	—	0.70%	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	—	0.55%	0.55%
Municipal Income Fund	0.69%	0.84%	0.44%	—	—	—	—	—	0.39%
Municipal Opportunities Fund	0.68%	1.44%	0.44%	—	—	—	—	—	0.39%
Municipal Real Return Fund	0.69%	1.44%	0.44%	—	—	—	—	0.44%	0.39%
Municipal Short Duration Fund	0.67%	0.95%	0.44%	—	—	—	—	—	0.39%
Quality Bond Fund	0.95%	1.70%	0.70%	1.25%	0.91%	0.65%	—	0.60%	0.55%
Short Duration Fund	0.84%	1.57%	0.58%	1.09%	0.85%	0.55%	—	0.50%	0.49%
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%	0.60%
Total Return Bond Fund	0.84%	1.58%	0.62%	1.17%	0.85%	0.55%	0.44%	0.46%	0.44%
World Bond Fund	1.05%	1.78%	0.80%	1.35%	1.05%	0.75%	0.69%	0.70%	0.68%

329

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

e)	Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2017, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Local Debt Fund	$46,821	$1,625
Floating Rate Fund	650,711	87,729
Floating Rate High Income Fund	251,778	16,199
High Yield Fund	480,268	13,049
Inflation Plus Fund	197,361	—	*
Municipal Income Fund	45,910	—	*
Municipal Opportunities Fund	375,701	49,162
Municipal Real Return Fund	128,685	548
Municipal Short Duration Fund	20,207	—	*
Quality Bond Fund	30,531	—	*
Short Duration Fund	768,834	136,106
Strategic income Fund	316,171	5,084
Total Return Bond Fund	2,207,280	29,257
World Bond Fund	811,871	30,807

*	Total CDSC includes Underwriter adjustment credits which may cause negative dollar amounts.

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2017, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

As a result of all Class B shares of a Fund being redeemed or converted to Class A shares, September 17, 2017 was the last day such Fund paid 12b-1 fees for Class B shares. Prior to September 17, 2017, pursuant to the Class B Plan, a Fund paid HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% could be used for shareholder account servicing activities. The Class B Plan also provided that HFD would receive all contingent deferred sales charges attributable to Class B shares. Effective January 1, 2011, there was a reduction in the amount charged in connection with Short Duration Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2017, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

330

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	CCO Compensation Paid by Fund
Hartford Emerging Mkt Local Debt Fund	$238
Hartford Floating Rate Fund	9,019
Hartford Floating Rate High Income Fund	1,016
Hartford High Yield Fund	780
Hartford Inflation Plus Fund	1,287
Hartford Municipal Income Fund	46
Hartford Municipal Opportunities Fund	1,440
Hartford Municipal Real Return Fund	393
Hartford Municipal Short Duration Fund	40
Hartford Quality Bond Fund	274
Hartford Short Duration Fund	1,957
Hartford Strategic Income Fund	864
Hartford Total Return Bond Fund	4,576
Hartford World Bond Fund	8,196

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. During the fiscal year ended October 31, 2017, HASCO contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018. HASCO has also contractually agreed to reimburse all transfer agency fees for Class R6 of Strategic Income Fund, Total Return Bond Fund, and World Bond Fund until February 28, 2018. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services during the fiscal year ended October 31, 2017, HASCO was compensated on a per account basis that varies by account type, except with respect to Class Y, for which it was compensated based on average daily net assets. Prior to May 1, 2017, Class Y shares were subject to a fee cap on transfer agency fees. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency before waivers and/or reimbursements services as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	0.15%	0.16%	0.14%	0.21%	0.05%	0.06%	—	0.02%	—
Floating Rate Fund	0.09%	0.07%	0.07%	0.03%	0.02%	0.06%	—	0.03%	—
Floating Rate High Income Fund	0.08%	0.09%	0.10%	0.06%	0.01%	0.00%	—	0.03%	—
High Yield Fund	0.17%	0.10%	0.20%	0.04%	0.04%	0.03%	—	0.01%	—
Inflation Plus Fund	0.14%	0.12%	0.18%	0.01%	0.01%	0.03%	—	0.01%	—
Municipal Income Fund	0.05%	0.01%	0.01%	—	—	—	—	—	—
Municipal Opportunities Fund	0.04%	0.05%	0.05%	—	—	—	—	—	—
Municipal Real Return Fund	0.05%	0.05%	0.05%	—	—	—	—	0.03%	—
Municipal Short Duration Fund	0.04%	0.02%	0.01%	—	—	—	—	—	—
Quality Bond Fund	0.10%	0.12%	0.10%	0.02%	0.05%	0.02%	—	0.00%	—
Short Duration Fund	0.12%	0.09%	0.09%	0.03%	0.03%	0.01%	—	0.01%	—
Strategic Income Fund	0.14%	0.10%	0.12%	0.10%	0.04%	0.01%	0.06%	0.00%	—
Total Return Bond Fund	0.15%	0.14%	0.32%	0.03%	0.01%	0.01%	0.01%	0.02%	—
World Bond Fund	0.15%	0.10%	0.17%	0.02%	0.02%	0.01%	0.03%	0.02%	—

331

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	0.15%	0.16%	0.14%	0.21%	0.05%	0.06%	—	0.02%	—
Floating Rate Fund	0.09%	0.07%	0.07%	0.03%	0.02%	0.06%	—	0.03%	—
Floating Rate High Income Fund	0.08%	0.09%	0.10%	0.06%	0.01%	0.00%	—	0.03%	—
High Yield Fund	0.17%	0.10%	0.20%	0.04%	0.04%	0.03%	—	0.01%	—
Inflation Plus Fund	0.14%	0.12%	0.18%	0.01%	0.01%	0.03%	—	0.01%	—
Municipal Income Fund	0.05%	0.01%	0.01%	—	—	—	—	—	—
Municipal Opportunities Fund	0.04%	0.05%	0.05%	—	—	—	—	—	—
Municipal Real Return Fund	0.05%	0.05%	0.05%	—	—	—	—	0.03%	—
Municipal Short Duration Fund	0.04%	0.02%	0.01%	—	—	—	—	—	—
Quality Bond Fund	0.10%	0.12%	0.10%	0.02%	0.05%	0.02%	—	0.00%	—
Short Duration Fund	0.12%	0.09%	0.09%	0.03%	0.03%	0.01%	—	0.01%	—
Strategic Income Fund	0.14%	0.10%	0.12%	0.10%	0.04%	0.01%	—	0.00%	—
Total Return Bond Fund	0.15%	0.14%	0.30%	0.03%	0.01%	0.01%	—	0.02%	—
World Bond Fund	0.15%	0.10%	0.17%	0.02%	0.02%	0.01%	0.01%	0.02%	—

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

9.	Affiliate Holdings:

As of October 31, 2017, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I		Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	—	—	—		91%	23%	100%	—	—	1%
Floating Rate Fund	—	—	—		—	—	—	—	—	—	%*
Floating Rate High Income Fund	—	—	—		—	—	1%	—	—	—	%*
High Yield Fund	—	—	—		—	—	—	—	—	—	%*
Inflation Plus Fund	—	—	—		—	—	—	—	—	—	%*
Municipal Income Fund	21%	81%	—	%*	—	—	—	—	—	1%
Municipal Opportunities Fund	—	—	—		—	—	—	—	—	—	%*
Municipal Real Return Fund	—	—	—		—	—	—	—	—	—	%*
Municipal Short Duration Fund	31%	70%	—	%*	—	—	—	—	—	2%
Quality Bond Fund	—	—	—		4%	100%	34%	—	69%	—	%*
Short Duration Fund	—	—	—		—	—	1%	—	—	—	%*
Strategic Income Fund	—	—	—		—	1%	1%	100%	2%	—	%*
Total Return Bond Fund	—	—	—		—	—	—	1%	—	—	%*
World Bond Fund	—	—	—		—	—	—	—	—	—	%*

332

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Percentage of Fund by Class:

Fund	Class A	Class C	Class I		Class R3		Class R4		Class R5		Class R6		Class Y		Class F
Emerging Markets Local Debt Fund	—	—	—		—	%*	—	%*	—	%*	—		—		—	%*
Floating Rate Fund	—	—	—		—		—		—		—		—		—	%*
Floating Rate High Income Fund	—	—	—		—		—		—	%*	—		—		—	%*
High Yield Fund	—	—	—		—		—		—		—		—		—	%*
Inflation Plus Fund	—	—	—		—		—		—		—		—		—	%*
Municipal Income Fund	11.67%	11.53%	—	%*	—		—		—		—		—		0.04%
Municipal Opportunities Fund	—	—	—		—		—		—		—		—		—	%*
Municipal Real Return Fund	—	—	—		—		—		—		—		—		—	%*
Municipal Short Duration Fund	13.05%	12.88%	—	%*	—		—		—		—		—		0.05%
Quality Bond Fund	—	—	—		0.01%		0.01%		0.01%		—		0.01%		0.01	%*
Short Duration Fund	—	—	—		—		—		—	%*	—		—		—	%*
Strategic Income Fund	—	—	—		—		—	%*	—	%*	—	%*	—	%*	—	%*
Total Return Bond Fund	—	—	—		—		—		—		—	%*	—		—	%*
World Bond Fund	—	—	—		—		—		—		—		—		—	%*

*	Percentage rounds to zero.

As of October 31, 2017, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated fund of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
High Yield Fund	2%
Inflation Plus Fund	19%
Quality Bond Fund	84%
Short Duration Fund	4%
Strategic Income Fund	34%
Total Return Bond Fund	30%
World Bond Fund	3%

*	As of October 31, 2017 affiliated funds of funds invest in Class F shares.

333

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

10.	Investment Transactions:

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Emerging Markets Local Debt Fund	$199,845,886	$150,662,016
Floating Rate Fund	3,101,209,800	2,521,660,009
Floating Rate High Income Fund	569,993,577	357,514,997
High Yield Fund	176,343,674	169,016,643
Inflation Plus Fund	44,678,079	53,157,782
Municipal Income Fund	6,872,784	2,106,839
Municipal Opportunities Fund	149,708,608	201,923,675
Municipal Real Return Fund	38,767,749	26,248,205
Municipal Short Duration Fund	5,259,802	3,418,516
Quality Bond Fund	52,865,289	31,968,926
Short Duration Fund	392,706,866	373,800,808
Strategic Income Fund	300,153,972	290,471,554
Total Return Bond Fund	1,238,260,361	1,263,852,586
World Bond Fund	3,194,261,479	3,129,966,238

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Emerging Markets Local Debt Fund	$—	$—
Floating Rate Fund	—	—
Floating Rate High Income Fund	—	—
High Yield Fund	—	—
Inflation Plus Fund	364,291,423	371,812,761
Municipal Income Fund	—	—
Municipal Opportunities Fund	—	—
Municipal Real Return Fund	—	—
Municipal Short Duration Fund	—	—
Quality Bond Fund	100,652,358	87,239,104
Short Duration Fund	—	—
Strategic Income Fund	76,679,434	21,234,494
Total Return Bond Fund	532,204,621	198,503,858
World Bond Fund	356,053,570	269,447,386

334

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Local Debt Fund	$199,845,886	$150,662,016
Floating Rate Fund	3,101,209,800	2,521,660,009
Floating Rate High Income Fund	569,993,577	357,514,997
High Yield Fund	176,343,674	169,016,643
Inflation Plus Fund	408,969,502	424,970,543
Municipal Income Fund	6,872,784	2,106,839
Municipal Opportunities Fund	149,708,608	201,923,675
Municipal Real Return Fund	38,767,749	26,248,205
Municipal Short Duration Fund	5,259,802	3,418,516
Quality Bond Fund	153,517,647	119,208,030
Short Duration Fund	392,706,866	373,800,808
Strategic Income Fund	376,833,406	311,706,048
Total Return Bond Fund	1,770,464,982	1,462,356,444
World Bond Fund	3,550,315,049	3,399,413,624

11.	Capital Share Transactions:

The following information is for the year ended October 31, 2017, and the year ended October 31, 2016:

Emerging Markets Local Debt Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	558,809	$4,295,820	301,069	$2,190,607
Shares Issued for Reinvested Dividends	37,806	284,258	36,021	256,316
Shares Redeemed	(280,790)	(2,057,334)	(383,209)	(2,727,176)

Net Increase (Decrease)	315,825	2,522,744	(46,119)	(280,253)

Class C
Shares Sold	214,621	$1,632,344	175,462	$1,312,107
Shares Issued for Reinvested Dividends	10,685	80,257	5,725	41,175
Shares Redeemed	(114,371)	(851,381)	(109,708)	(762,599)

Net Increase (Decrease)	110,935	861,220	71,479	590,683

Class I
Shares Sold	6,423,040	$48,138,136	1,267,549	$9,439,022
Shares Issued for Reinvested Dividends	187,016	1,415,527	24,140	176,248
Shares Redeemed	(1,785,161)	(13,587,632)	(494,365)	(3,474,358)

Net Increase (Decrease)	4,824,895	35,966,031	797,324	6,140,912

Class R3
Shares Sold	11	$82	2,399	$16,063
Shares Issued for Reinvested Dividends	59	441	1,087	7,561
Shares Redeemed	(1,197)	(8,506)	(239,237)	(1,595,169)

Net Increase (Decrease)	(1,127)	(7,983)	(235,751)	(1,571,545)

335

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Emerging Markets Local Debt Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	4,392	$32,115	293	$2,074
Shares Issued for Reinvested Dividends	301	2,266	1,252	8,716
Shares Redeemed	(2,827)	(21,870)	(243,340)	(1,622,587)

Net Increase (Decrease)	1,866	12,511	(241,795)	(1,611,797)

Class R5
Shares Issued for Reinvested Dividends	71	$518	1,253	$8,690
Shares Redeemed	(231)	(1,651)	(243,446)	(1,621,350)

Net Increase (Decrease)	(160)	(1,133)	(242,193)	(1,612,660)

Class Y
Shares Sold	6,199,191	$46,944,809	12,394,380	$84,973,242
Shares Issued for Reinvested Dividends	306,184	2,279,844	545,522	3,793,736
Shares Redeemed	(5,763,326)	(41,681,978)	(26,382,650)	(179,012,491)

Net Increase (Decrease)	742,049	7,542,675	(13,442,748)	(90,245,513)

Class F(1)
Shares Sold	291,404	$2,278,341	—	$—
Shares Issued for Reinvested Dividends	2,840	21,990	—	—
Shares Redeemed	(3,797)	(29,562)	—	—

Net Increase (Decrease)	290,447	2,270,769	—	—

Total Net Increase (Decrease)	6,284,730	$49,166,834	(13,339,803)	$(88,590,173)

(1) Inception date of class was February 28, 2017.

Floating Rate Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	19,128,465	$166,235,789	19,533,154	$161,879,416
Shares Issued for Reinvested Dividends	3,309,056	28,774,996	4,400,211	36,372,824
Shares Redeemed	(32,164,947)	(279,525,534)	(54,032,332)	(445,282,805)
Shares converted (from) Class B into Class A	49,291	428,871	29,633	243,520

Net Increase (Decrease)	(9,678,135)	(84,085,878)	(30,069,334)	(246,787,045)

Class B
Shares Sold	1,810	$15,650	21,834	$180,042
Shares Issued for Reinvested Dividends	5,586	48,412	20,358	167,554
Shares Redeemed	(389,268)	(3,380,074)	(527,261)	(4,350,713)
Shares converted (from) Class B into Class A	(49,377)	(428,871)	(29,682)	(243,520)

Net Increase (Decrease)	(431,249)	(3,744,883)	(514,751)	(4,246,637)

Class C
Shares Sold	8,285,122	$71,850,761	7,526,901	$62,343,007
Shares Issued for Reinvested Dividends	3,425,144	29,739,611	4,654,346	38,426,524
Shares Redeemed	(33,403,499)	(290,015,969)	(44,878,601)	(369,212,899)

Net Increase (Decrease)	(21,693,233)	(188,425,597)	(32,697,354)	(268,443,368)

336

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Floating Rate Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares Sold	93,292,478	$811,195,279	60,508,586	$502,721,539
Shares Issued for Reinvested Dividends	6,487,636	56,504,106	6,218,348	51,490,853
Shares Redeemed	(62,900,522)	(547,609,980)	(97,777,038)	(802,851,504)

Net Increase (Decrease)	36,879,592	320,089,405	(31,050,104)	(248,639,112)

Class R3
Shares Sold	319,612	$2,783,518	310,576	$2,586,028
Shares Issued for Reinvested Dividends	36,417	317,485	49,261	407,797
Shares Redeemed	(449,859)	(3,920,408)	(752,182)	(6,225,546)

Net Increase (Decrease)	(93,830)	(819,405)	(392,345)	(3,231,721)

Class R4
Shares Sold	290,461	$2,522,472	182,748	$1,510,970
Shares Issued for Reinvested Dividends	20,843	181,083	29,466	243,939
Shares Redeemed	(607,378)	(5,264,232)	(291,006)	(2,408,597)

Net Increase (Decrease)	(296,074)	(2,560,677)	(78,792)	(653,688)

Class R5
Shares Sold	46,096	$401,622	33,349	$274,836
Shares Issued for Reinvested Dividends	6,194	53,858	10,560	87,030
Shares Redeemed	(26,804)	(233,166)	(152,969)	(1,267,699)

Net Increase (Decrease)	25,486	222,314	(109,060)	(905,833)

Class Y
Shares Sold	17,959,268	$155,861,316	15,853,480	$130,607,308
Shares Issued for Reinvested Dividends	1,371,234	11,911,738	1,326,122	10,964,795
Shares Redeemed	(13,616,549)	(118,327,090)	(27,483,350)	(225,200,612)

Net Increase (Decrease)	5,713,953	49,445,964	(10,303,748)	(83,628,509)

Class F(1)
Shares Sold	5,664,111	$49,318,042	—	$—
Shares Issued for Reinvested Dividends	41,686	363,909	—	—
Shares Redeemed	(179,230)	(1,563,129)	—	—

Net Increase (Decrease)	5,526,567	48,118,822	—	—

Total Net Increase (Decrease)	15,953,077	$138,240,065	(105,215,488)	$(856,535,913)

(1) Inception date of class was February 28, 2017.

Floating Rate High Income Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,220,456	$62,075,957	4,678,693	$44,332,723
Shares Issued for Reinvested Dividends	474,820	4,740,506	595,241	5,585,239
Shares Redeemed	(4,854,931)	(48,213,170)	(6,758,565)	(62,978,984)

Net Increase (Decrease)	1,840,345	18,603,293	(1,484,631)	(13,061,022)

337

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Floating Rate High Income Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares Sold	2,389,568	$23,781,520	1,185,395	$11,227,965
Shares Issued for Reinvested Dividends	266,267	2,657,565	396,086	3,715,593
Shares Redeemed	(2,290,857)	(22,830,998)	(3,491,523)	(32,714,236)

Net Increase (Decrease)	364,978	3,608,087	(1,910,042)	(17,770,678)

Class I
Shares Sold	21,611,017	$215,252,038	11,118,195	$106,585,842
Shares Issued for Reinvested Dividends	930,106	9,297,269	604,682	5,684,351
Shares Redeemed	(13,115,213)	(131,018,220)	(11,707,004)	(108,663,587)

Net Increase (Decrease)	9,425,910	93,531,087	15,873	3,606,606

Class R3
Shares Sold	6,185	$61,560	4,483	$41,845
Shares Issued for Reinvested Dividends	479	4,773	1,109	10,333
Shares Redeemed	(5,439)	(54,204)	(57,310)	(529,145)

Net Increase (Decrease)	1,225	12,129	(51,718)	(476,967)

Class R4
Shares Sold	60,736	$603,786	3,044	$28,751
Shares Issued for Reinvested Dividends	1,919	19,145	2,572	24,131
Shares Redeemed	(43,777)	(435,803)	(255,566)	(2,346,980)

Net Increase (Decrease)	18,878	187,128	(249,950)	(2,294,098)

Class R5
Shares Sold	257,243	$2,564,185	54,777	$513,912
Shares Issued for Reinvested Dividends	5,725	57,091	3,339	31,485
Shares Redeemed	(138,905)	(1,388,876)	(292,578)	(2,685,878)

Net Increase (Decrease)	124,063	1,232,400	(234,462)	(2,140,481)

Class Y
Shares Sold	706,322	$7,053,434	241,947	$2,361,937
Shares Issued for Reinvested Dividends	16,957	169,062	19,362	181,204
Shares Redeemed	(517,375)	(5,123,098)	(279,151)	(2,583,588)

Net Increase (Decrease)	205,904	2,099,398	(17,842)	(40,447)

Class F(1)
Shares Sold	1,772,935	$17,715,566	—	$—
Shares Issued for Reinvested Dividends	12,552	125,899	—	—
Shares Redeemed	(82,869)	(829,858)	—	—

Net Increase (Decrease)	1,702,618	17,011,607	—	—

Total Net Increase (Decrease)	13,683,921	$136,285,129	(3,932,772)	$(32,177,087)

(1) Inception date of class was February 28, 2017.

338

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

High Yield Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	13,025,493	$95,838,490	9,731,805	$69,118,217
Shares Issued for Reinvested Dividends	1,524,793	11,311,924	1,560,436	10,983,338
Shares Redeemed	(18,626,963)	(136,983,461)	(11,729,734)	(82,459,290)
Shares converted (from) Class B into Class A	49,865	369,724	39,175	273,162

Net Increase (Decrease)	(4,026,812)	(29,463,323)	(398,318)	(2,084,573)

Class B
Shares Sold	3,213	$23,244	21,471	$149,501
Shares Issued for Reinvested Dividends	3,731	27,327	12,867	89,394
Shares Redeemed	(165,470)	(1,213,814)	(247,205)	(1,724,751)
Shares converted (from) Class B into Class A	(50,163)	(369,724)	(39,423)	(273,162)

Net Increase (Decrease)	(208,689)	(1,532,967)	(252,290)	(1,759,018)

Class C
Shares Sold	797,124	$5,868,503	1,497,262	$10,451,677
Shares Issued for Reinvested Dividends	317,767	2,349,178	336,208	2,356,009
Shares Redeemed	(1,919,593)	(14,100,822)	(2,909,501)	(20,174,013)

Net Increase (Decrease)	(804,702)	(5,883,141)	(1,076,031)	(7,366,327)

Class I
Shares Sold	8,603,493	$63,641,209	6,452,685	$45,660,350
Shares Issued for Reinvested Dividends	330,745	2,468,793	196,972	1,399,100
Shares Redeemed	(10,162,975)	(75,386,997)	(5,822,291)	(40,916,714)

Net Increase (Decrease)	(1,228,737)	(9,276,995)	827,366	6,142,736

Class R3
Shares Sold	69,508	$513,551	164,463	$1,130,943
Shares Issued for Reinvested Dividends	18,627	138,028	18,368	129,187
Shares Redeemed	(176,649)	(1,307,049)	(54,102)	(374,159)

Net Increase (Decrease)	(88,514)	(655,470)	128,729	885,971

Class R4
Shares Sold	71,101	$523,013	1,901,488	$13,595,173
Shares Issued for Reinvested Dividends	10,535	78,241	11,285	79,945
Shares Redeemed	(117,547)	(870,680)	(1,874,583)	(13,579,358)

Net Increase (Decrease)	(35,911)	(269,426)	38,190	95,760

Class R5
Shares Sold	59,380	$439,846	28,430	$198,010
Shares Issued for Reinvested Dividends	5,307	39,405	3,996	28,165
Shares Redeemed	(38,011)	(280,118)	(9,469)	(65,466)

Net Increase (Decrease)	26,676	199,133	22,957	160,709

Class Y
Shares Sold	1,825,904	$13,399,235	181,803	$1,263,847
Shares Issued for Reinvested Dividends	29,381	216,101	57,850	406,388
Shares Redeemed	(1,970,690)	(14,493,499)	(227,684)	(1,606,185)

Net Increase (Decrease)	(115,405)	(878,163)	11,969	64,050

339

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

High Yield Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class F(1)
Shares Sold	6,299,545	$47,021,352	—	$—
Shares Issued for Reinvested Dividends	77,851	585,994	—	—
Shares Redeemed	(310,178)	(2,332,143)	—	—

Net Increase (Decrease)	6,067,218	45,275,203	—	—

Total Net Increase (Decrease)	(414,876)	$(2,485,149)	(697,428)	$(3,860,692)

(1) Inception date of class was February 28, 2017.

Inflation Plus Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,431,084	$26,499,504	1,658,689	$17,868,560
Shares Issued for Reinvested Dividends	232,571	2,497,811	—	—
Shares Redeemed	(4,846,303)	(52,818,824)	(5,312,064)	(57,016,347)
Shares converted (from) Class B into Class A	49,994	544,142	76,593	819,591

Net Increase (Decrease)	(2,132,654)	(23,277,367)	(3,576,782)	(38,328,196)

Class B
Shares Sold	—	$—	7,917	$81,225
Shares Redeemed	(435,742)	(4,572,156)	(460,553)	(4,762,064)
Shares converted (from) Class B into Class A	(51,928)	(544,142)	(79,738)	(819,591)

Net Increase (Decrease)	(487,670)	(5,116,298)	(532,374)	(5,500,430)

Class C
Shares Sold	485,267	$5,067,603	417,967	$4,304,006
Shares Issued for Reinvested Dividends	46,411	479,425	—	—
Shares Redeemed	(3,863,178)	(40,374,593)	(4,095,445)	(42,184,919)

Net Increase (Decrease)	(3,331,500)	(34,827,565)	(3,677,478)	(37,880,913)

Class I
Shares Sold	2,812,028	$31,157,542	2,013,674	$22,115,864
Shares Issued for Reinvested Dividends	67,022	731,885	—	—
Shares Redeemed	(3,333,977)	(36,999,677)	(2,369,861)	(25,890,477)

Net Increase (Decrease)	(454,927)	(5,110,250)	(356,187)	(3,774,613)

Class R3
Shares Sold	595,410	$6,364,034	551,017	$5,829,114
Shares Issued for Reinvested Dividends	43,572	460,125	—	—
Shares Redeemed	(1,261,849)	(13,499,912)	(1,263,243)	(13,345,134)

Net Increase (Decrease)	(622,867)	(6,675,753)	(712,226)	(7,516,020)

Class R4
Shares Sold	367,513	$4,003,160	387,202	$4,143,421
Shares Issued for Reinvested Dividends	14,965	160,571	—	—
Shares Redeemed	(772,600)	(8,408,749)	(788,301)	(8,418,049)

Net Increase (Decrease)	(390,122)	(4,245,018)	(401,099)	(4,274,628)

340

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Inflation Plus Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	148,616	$1,644,261	106,820	$1,171,368
Shares Issued for Reinvested Dividends	3,714	40,443	—	—
Shares Redeemed	(102,620)	(1,136,688)	(244,548)	(2,669,709)

Net Increase (Decrease)	49,710	548,016	(137,728)	(1,498,341)

Class Y
Shares Sold	2,287,752	$25,285,952	2,783,671	$30,330,685
Shares Issued for Reinvested Dividends	147,339	1,611,890	—	—
Shares Redeemed	(8,615,366)	(95,854,898)	(12,146,549)	(129,623,263)

Net Increase (Decrease)	(6,180,275)	(68,957,056)	(9,362,878)	(99,292,578)

Class F(1)
Shares Sold	12,536,318	$139,517,261	—	$—
Shares Redeemed	(1,810,897)	(20,236,302)	—	—

Net Increase (Decrease)	10,725,421	119,280,959	—	—

Total Net Increase (Decrease)	(2,824,884)	$(28,380,332)	(18,756,752)	$(198,065,719)

(1) Inception date of class was February 28, 2017.

Municipal Income Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	522,833	$5,286,727	721,556	$7,497,858
Shares Issued for Reinvested Dividends	25,061	254,851	11,868	123,308
Shares Redeemed	(257,540)	(2,602,848)	(77,173)	(803,466)

Net Increase (Decrease)	290,354	2,938,730	656,251	6,817,700

Class C
Shares Sold	28,194	$285,081	54,676	$569,025
Shares Issued for Reinvested Dividends	6,377	64,978	3,560	36,875
Shares Redeemed	(6,674)	(68,639)	(15,836)	(164,815)

Net Increase (Decrease)	27,897	281,420	42,400	441,085

Class I
Shares Sold	93,198	$945,792	94,138	$981,828
Shares Issued for Reinvested Dividends	14,819	150,578	12,387	128,308
Shares Redeemed	(128,716)	(1,317,242)	(18,684)	(192,097)

Net Increase (Decrease)	(20,699)	(220,872)	87,841	918,039

Class F(1)
Shares Sold	109,935	$1,134,529	—	$—
Shares Issued for Reinvested Dividends	470	4,852	—	—
Shares Redeemed	(1,214)	(12,599)	—	—

Net Increase (Decrease)	109,191	1,126,782	—	—

Total Net Increase (Decrease)	406,743	$4,126,060	786,492	$8,176,824

(1) Inception date of class was February 28, 2017.

341

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Municipal Opportunities Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,633,739	$47,940,227	14,582,818	$126,868,821
Shares Issued for Reinvested Dividends	708,419	6,030,148	662,308	5,774,891
Shares Redeemed	(9,739,624)	(82,411,622)	(7,520,309)	(65,536,354)
Shares converted (from) Class B into Class A	5,032	43,072	4,490	39,007

Net Increase (Decrease)	(3,392,434)	(28,398,175)	7,729,307	67,146,365

Class B
Shares Sold	68	$572	4,241	$36,686
Shares Issued for Reinvested Dividends	647	5,446	2,744	23,839
Shares Redeemed	(106,652)	(903,336)	(175,910)	(1,532,366)
Shares converted (from) Class B into Class A	(5,035)	(43,072)	(4,495)	(39,007)

Net Increase (Decrease)	(110,972)	(940,390)	(173,420)	(1,510,848)

Class C
Shares Sold	1,104,646	$9,378,129	5,507,746	$47,992,016
Shares Issued for Reinvested Dividends	197,214	1,678,823	189,530	1,653,633
Shares Redeemed	(4,337,066)	(36,835,547)	(2,424,788)	(21,167,464)

Net Increase (Decrease)	(3,035,206)	(25,778,595)	3,272,488	28,478,185

Class I
Shares Sold	18,847,663	$160,253,889	26,049,402	$227,224,922
Shares Issued for Reinvested Dividends	706,639	6,027,847	576,540	5,044,556
Shares Redeemed	(23,210,720)	(197,130,306)	(7,299,417)	(63,856,106)

Net Increase (Decrease)	(3,656,418)	(30,848,570)	19,326,525	168,413,372

Class F(1)
Shares Sold	2,986,986	$25,839,441	—	$—
Shares Issued for Reinvested Dividends	15,500	133,771	—	—
Shares Redeemed	(67,463)	(583,487)	—	—

Net Increase (Decrease)	2,935,023	25,389,725	—	—

Total Net Increase (Decrease)	(7,260,007)	$(60,576,005)	30,154,900	$262,527,074

(1) Inception date of class was February 28, 2017.

Municipal Real Return Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,745,729	$15,964,627	2,426,069	$22,451,815
Shares Issued for Reinvested Dividends	273,869	2,515,306	286,045	2,654,380
Shares Redeemed	(2,758,644)	(25,330,770)	(3,216,468)	(29,780,234)
Shares converted (from) Class B into Class A	1,177	10,727	8,460	78,852

Net Increase (Decrease)	(737,869)	(6,840,110)	(495,894)	(4,595,187)

342

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Municipal Real Return Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class B
Shares Sold	2	$16	176	$1,612
Shares Issued for Reinvested Dividends	274	2,488	1,298	11,911
Shares Redeemed	(33,822)	(307,676)	(47,844)	(439,271)
Shares converted (from) Class B into Class A	(1,188)	(10,727)	(8,542)	(78,852)

Net Increase (Decrease)	(34,734)	(315,899)	(54,912)	(504,600)

Class C
Shares Sold	147,625	$1,345,763	267,711	$2,455,745
Shares Issued for Reinvested Dividends	36,498	333,101	44,480	410,223
Shares Redeemed	(996,017)	(9,073,717)	(561,534)	(5,172,580)

Net Increase (Decrease)	(811,894)	(7,394,853)	(249,343)	(2,306,612)

Class I
Shares Sold	4,147,893	$38,010,576	2,096,540	$19,526,470
Shares Issued for Reinvested Dividends	116,709	1,075,533	53,522	498,244
Shares Redeemed	(2,111,604)	(19,436,339)	(1,209,176)	(11,244,171)

Net Increase (Decrease)	2,152,998	19,649,770	940,886	8,780,543

Class Y
Shares Sold	74,685	$685,451	3,908	$35,940
Shares Issued for Reinvested Dividends	47,381	433,749	50,021	462,494
Shares Redeemed	(222,180)	(2,035,218)	(193,696)	(1,791,775)

Net Increase (Decrease)	(100,114)	(916,018)	(139,767)	(1,293,341)

Class F(1)
Shares Sold	686,716	$6,340,980	—	$—
Shares Issued for Reinvested Dividends	4,894	45,238	—	—
Shares Redeemed	(26,700)	(247,008)	—	—

Net Increase (Decrease)	664,910	6,139,210	—	—

Total Net Increase (Decrease)	1,133,297	$10,322,100	970	$80,803

(1) Inception date of class was February 28, 2017.

Municipal Short Duration Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	306,528	$3,064,942	742,256	$7,480,644
Shares Issued for Reinvested Dividends	9,593	95,930	6,456	65,194
Shares Redeemed	(315,190)	(3,142,803)	(314,000)	(3,165,925)

Net Increase (Decrease)	931	18,069	434,712	4,379,913

Class C
Shares Sold	48,770	$484,994	139,144	$1,399,350
Shares Issued for Reinvested Dividends	3,422	34,253	808	8,160
Shares Redeemed	(95,914)	(953,334)	(48,309)	(487,603)

Net Increase (Decrease)	(43,722)	(434,087)	91,643	919,907

343

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Municipal Short Duration Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares Sold	205,252	$2,052,679	88,495	$895,354
Shares Issued for Reinvested Dividends	9,567	95,702	6,429	64,918
Shares Redeemed	(80,370)	(807,445)	(15,720)	(158,613)

Net Increase (Decrease)	134,449	1,340,936	79,204	801,659

Class F(1)
Shares Sold	51,646	$520,470	—	$—
Shares Issued for Reinvested Dividends	155	1,563	—	—
Shares Redeemed	(1,113)	(11,213)	—	—

Net Increase (Decrease)	50,688	510,820	—	—

Total Net Increase (Decrease)	142,346	$1,435,738	605,559	$6,101,479

(1) Inception date of class was February 28, 2017.

Quality Bond Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	553,795	$5,604,854	1,269,793	$13,013,991
Shares Issued for Reinvested Dividends	51,254	506,316	24,416	250,322
Shares Redeemed	(639,805)	(6,368,114)	(1,041,169)	(10,619,864)

Net Increase (Decrease)	(34,756)	(256,944)	253,040	2,644,449

Class C
Shares Sold	121,503	$1,217,675	360,632	$3,665,875
Shares Issued for Reinvested Dividends	10,279	100,521	3,654	37,115
Shares Redeemed	(251,750)	(2,487,150)	(227,606)	(2,293,625)

Net Increase (Decrease)	(119,968)	(1,168,954)	136,680	1,409,365

Class I
Shares Sold	516,397	$5,162,133	1,466,870	$15,092,350
Shares Issued for Reinvested Dividends	31,926	315,315	14,200	146,780
Shares Redeemed	(1,344,825)	(13,411,053)	(521,238)	(5,341,409)

Net Increase (Decrease)	(796,502)	(7,933,605)	959,832	9,897,721

Class R3
Shares Sold	11,245	$110,754	18,699	$191,474
Shares Issued for Reinvested Dividends	724	7,147	1,650	16,690
Shares Redeemed	(5,830)	(57,972)	(205,986)	(2,069,904)

Net Increase (Decrease)	6,139	59,929	(185,637)	(1,861,740)

Class R4
Shares Sold	1	$11	1,220	$12,500
Shares Issued for Reinvested Dividends	61	597	1,621	16,403
Shares Redeemed	(1,249)	(12,277)	(206,713)	(2,081,164)

Net Increase (Decrease)	(1,187)	(11,669)	(203,872)	(2,052,261)

344

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Quality Bond Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	—	$—	3,246	$33,631
Shares Issued for Reinvested Dividends	160	1,582	1,717	17,401
Shares Redeemed	(1,544)	(15,498)	(208,186)	(2,099,992)

Net Increase (Decrease)	(1,384)	(13,916)	(203,223)	(2,048,960)

Class Y
Shares Sold	1,620,060	$16,082,853	10,074,103	$102,128,002
Shares Issued for Reinvested Dividends	227,578	2,244,997	179,790	1,851,968
Shares Redeemed	(10,901,734)	(108,444,605)	(2,133,567)	(21,772,108)

Net Increase (Decrease)	(9,054,096)	(90,116,755)	8,120,326	82,207,862

Class F(1)
Shares Sold	12,825,726	$127,588,765	—	$—
Shares Issued for Reinvested Dividends	143,569	1,435,772	—	—
Shares Redeemed	(1,228,682)	(12,319,232)	—	—

Net Increase (Decrease)	11,740,613	116,705,305	—	—

Total Net Increase (Decrease)	1,738,859	$17,263,391	8,877,146	$90,196,436

(1) Inception date of class was February 28, 2017.

Short Duration Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	26,838,594	$264,577,161	28,620,804	$280,542,101
Shares Issued for Reinvested Dividends	1,017,775	10,034,949	828,535	8,139,754
Shares Redeemed	(28,460,431)	(280,536,947)	(23,744,996)	(232,955,793)
Shares converted (from) Class B into Class A	45,698	450,432	49,280	482,829

Net Increase (Decrease)	(558,364)	(5,474,405)	5,753,623	56,208,891

Class B
Shares Sold	13,307	$133,708	85,977	$845,123
Shares Issued for Reinvested Dividends	2,021	20,031	5,642	55,629
Shares Redeemed	(210,692)	(2,088,656)	(253,423)	(2,497,182)
Shares converted (from) Class B into Class A	(45,414)	(450,432)	(49,014)	(482,829)

Net Increase (Decrease)	(240,778)	(2,385,349)	(210,818)	(2,079,259)

Class C
Shares Sold	2,757,116	$27,177,810	6,380,031	$62,374,463
Shares Issued for Reinvested Dividends	138,710	1,367,501	113,369	1,113,094
Shares Redeemed	(5,161,585)	(50,851,100)	(6,046,343)	(59,182,231)

Net Increase (Decrease)	(2,265,759)	(22,305,789)	447,057	4,305,326

345

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Short Duration Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares Sold	19,064,223	$188,322,614	18,353,992	$180,233,428
Shares Issued for Reinvested Dividends	394,419	3,897,530	242,826	2,391,275
Shares Redeemed	(19,802,518)	(195,728,825)	(12,336,026)	(121,286,816)

Net Increase (Decrease)	(343,876)	(3,508,681)	6,260,792	61,337,887

Class R3
Shares Sold	36,855	$361,681	30,704	$298,280
Shares Issued for Reinvested Dividends	1,769	17,395	1,331	13,029
Shares Redeemed	(37,643)	(369,969)	(24,521)	(240,284)

Net Increase (Decrease)	981	9,107	7,514	71,025

Class R4
Shares Sold	732	$7,233	10,091	$98,052
Shares Issued for Reinvested Dividends	1,051	10,353	919	9,014
Shares Redeemed	(5,261)	(51,724)	(13,186)	(128,994)

Net Increase (Decrease)	(3,478)	(34,138)	(2,176)	(21,928)

Class R5
Shares Sold	78,852	$776,242	9,673	$95,351
Shares Issued for Reinvested Dividends	1,287	12,682	288	2,830
Shares Redeemed	(19,439)	(191,464)	(153)	(1,523)

Net Increase (Decrease)	60,700	597,460	9,808	96,658

Class Y
Shares Sold	408,800	$4,020,600	4,496,999	$43,644,792
Shares Issued for Reinvested Dividends	49,945	490,538	85,571	839,401
Shares Redeemed	(4,537,796)	(44,574,541)	(800,270)	(7,853,460)

Net Increase (Decrease)	(4,079,051)	(40,063,403)	3,782,300	36,630,733

Class F(1)
Shares Sold	11,794,302	$116,633,349	—	$—
Shares Issued for Reinvested Dividends	89,647	886,884	—	—
Shares Redeemed	(1,380,089)	(13,660,925)	—	—

Net Increase (Decrease)	10,503,860	103,859,308	—	—

Total Net Increase (Decrease)	3,074,235	$30,694,110	16,048,100	$156,549,333

(1)	Inception date of class was February 28, 2017.

346

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Strategic Income Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,265,129	$28,935,626	2,430,175	$20,754,361
Issued in Merger	4,429,429	40,127,523	—	—
Shares Issued for Reinvested Dividends	576,470	5,062,880	558,593	4,753,884
Shares Redeemed	(4,005,424)	(35,211,597)	(3,810,905)	(32,465,530)
Shares converted (from) Class B into Class A	37,166	332,572	36,431	314,282

Net Increase (Decrease)	4,302,770	39,247,004	(785,706)	(6,643,003)

Class B
Shares Sold	128	$1,382	6,748	$58,946
Shares Issued for Reinvested Dividends	5,450	47,315	12,608	107,205
Shares Redeemed	(219,542)	(1,943,428)	(203,103)	(1,740,003)
Shares converted (from) Class B into Class A	(37,084)	(332,572)	(36,379)	(314,282)

Net Increase (Decrease)	(251,048)	(2,227,303)	(220,126)	(1,888,134)

Class C
Shares Sold	775,562	$6,904,594	937,130	$8,017,893
Issued in Merger	879,703	7,995,271	—	—
Shares Issued for Reinvested Dividends	264,057	2,319,846	285,373	2,431,645
Shares Redeemed	(2,211,076)	(19,506,706)	(2,899,897)	(24,614,275)

Net Increase (Decrease)	(291,754)	(2,286,995)	(1,677,394)	(14,164,737)

Class I
Shares Sold	7,918,792	$70,702,971	1,728,431	$14,983,812
Issued in Merger	444,149	4,037,178	—	—
Shares Issued for Reinvested Dividends	199,843	1,771,013	119,688	1,024,437
Shares Redeemed	(2,891,768)	(25,863,941)	(1,697,787)	(14,479,582)

Net Increase (Decrease)	5,671,016	50,647,221	150,332	1,528,667

Class R3
Shares Sold	10,498	$92,311	6,439	$54,119
Issued in Merger	6,717	60,732	—	—
Shares Issued for Reinvested Dividends	1,142	9,989	1,292	10,952
Shares Redeemed	(12,280)	(105,173)	(14,007)	(120,115)

Net Increase (Decrease)	6,077	57,859	(6,276)	(55,044)

Class R4
Shares Sold	19,498	$175,467	11,208	$95,132
Issued in Merger	62,760	568,454	—	—
Shares Issued for Reinvested Dividends	741	6,453	979	8,341
Shares Redeemed	(25,324)	(224,242)	(7,154)	(61,556)

Net Increase (Decrease)	57,675	526,132	5,033	41,917

Class R5
Shares Sold	6,615	$59,381	21,555	$179,293
Issued in Merger	121,631	1,101,282	—	—
Shares Issued for Reinvested Dividends	2,173	19,057	2,124	18,141
Shares Redeemed	(14,385)	(128,782)	(12,437)	(109,572)

Net Increase (Decrease)	116,034	1,050,938	11,242	87,862

347

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Strategic Income Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R6
Shares Issued for Reinvested Dividends	58	$509	53	$452

Net Increase (Decrease)	58	509	53	452

Class Y
Shares Sold	1,724,634	$15,022,461	10,497,534	$87,482,620
Issued in Merger	4,976	45,036	—	—
Shares Issued for Reinvested Dividends	451,178	3,885,223	917,538	7,800,015
Shares Redeemed	(20,852,824)	(182,600,748)	(5,730,541)	(49,168,072)

Net Increase (Decrease)	(18,672,036)	(163,648,028)	5,684,531	46,114,563

Class F(1)
Shares Sold	24,283,923	$215,837,454	—	$—
Issued in Merger	1,047	9,518	—	—
Shares Issued for Reinvested Dividends	391,846	3,521,055	—	—
Shares Redeemed	(4,710,795)	(42,736,013)	—	—

Net Increase (Decrease)	19,966,021	176,632,014	—	—

Total Net Increase (Decrease)	10,904,813	$99,999,351	3,161,689	$25,022,543

(1) Inception date of class was February 28, 2017.

Total Return Bond Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	18,163,358	$188,141,716	22,706,372	$235,132,539
Shares Issued for Reinvested Dividends	1,823,225	18,889,233	1,987,703	20,606,042
Shares Redeemed	(20,792,172)	(214,657,185)	(15,459,224)	(160,792,799)
Shares converted (from) Class B into Class A	55,634	573,348	90,823	935,733

Net Increase (Decrease)	(749,955)	(7,052,888)	9,325,674	95,881,515

Class B
Shares Sold	12,689	$130,934	58,556	$600,491
Shares Issued for Reinvested Dividends	3,240	33,069	15,488	158,521
Shares Redeemed	(383,740)	(3,934,500)	(590,476)	(6,069,898)
Shares converted (from) Class B into Class A	(56,080)	(573,348)	(91,549)	(935,733)

Net Increase (Decrease)	(423,891)	(4,343,845)	(607,981)	(6,246,619)

Class C
Shares Sold	804,426	$8,350,803	2,129,125	$22,067,428
Shares Issued for Reinvested Dividends	105,962	1,099,083	134,454	1,395,050
Shares Redeemed	(2,285,659)	(23,662,252)	(1,745,773)	(18,115,344)

Net Increase (Decrease)	(1,375,271)	(14,212,366)	517,806	5,347,134

Class I
Shares Sold	18,750,633	$193,708,102	11,869,848	$124,707,572
Shares Issued for Reinvested Dividends	403,178	4,180,130	109,325	1,140,101
Shares Redeemed	(26,836,919)	(280,361,346)	(3,183,267)	(33,264,213)

Net Increase (Decrease)	(7,683,108)	(82,473,114)	8,795,906	92,583,460

348

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Total Return Bond Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	171,287	$1,804,987	131,737	$1,396,140
Shares Issued for Reinvested Dividends	12,533	132,172	13,760	145,018
Shares Redeemed	(190,499)	(2,008,904)	(180,267)	(1,897,346)

Net Increase (Decrease)	(6,679)	(71,745)	(34,770)	(356,188)

Class R4
Shares Sold	190,198	$2,001,668	290,133	$3,053,938
Shares Issued for Reinvested Dividends	34,655	365,094	41,169	433,590
Shares Redeemed	(319,521)	(3,355,591)	(383,382)	(4,023,093)

Net Increase (Decrease)	(94,668)	(988,829)	(52,080)	(535,565)

Class R5
Shares Sold	13,751	$144,975	25,337	$265,391
Shares Issued for Reinvested Dividends	3,924	41,344	4,494	47,343
Shares Redeemed	(10,172)	(105,172)	(27,654)	(295,184)

Net Increase (Decrease)	7,503	81,147	2,177	17,550

Class R6
Shares Sold	105,192	$1,110,306	—	$—
Shares Issued for Reinvested Dividends	1,175	12,470	32	332
Shares Redeemed	(4,459)	(47,702)	—	—

Net Increase (Decrease)	101,908	1,075,074	32	332

Class Y
Shares Sold	11,186,504	$116,784,565	7,199,633	$75,092,525
Shares Issued for Reinvested Dividends	1,891,675	19,839,698	3,240,439	34,102,358
Shares Redeemed	(68,621,216)	(718,275,784)	(19,119,583)	(199,817,363)

Net Increase (Decrease)	(55,543,037)	(581,651,521)	(8,679,511)	(90,622,480)

Class F(1)
Shares Sold	93,173,588	$965,607,858	—	$—
Shares Issued for Reinvested Dividends	1,170,410	12,241,553	—	—
Shares Redeemed	(4,708,465)	(49,215,444)	—	—

Net Increase (Decrease)	89,635,533	928,633,967	—	—

Total Net Increase (Decrease)	23,868,335	$238,995,880	9,267,253	$96,069,139

(1) Inception date of class was February 28, 2017.

World Bond Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	11,785,185	$121,604,974	24,744,499	$253,730,835
Shares Issued for Reinvested Dividends	—	—	1,585,611	16,002,267
Shares Redeemed	(26,554,215)	(273,871,576)	(39,477,592)	(405,136,063)

Net Increase (Decrease)	(14,769,030)	(152,266,602)	(13,147,482)	(135,402,961)

349

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

World Bond Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares Sold	861,475	$8,799,167	3,636,598	$37,171,431
Shares Issued for Reinvested Dividends	—	—	375,455	3,777,808
Shares Redeemed	(6,119,429)	(62,517,040)	(5,661,929)	(57,947,176)

Net Increase (Decrease)	(5,257,954)	(53,717,873)	(1,649,876)	(16,997,937)

Class I
Shares Sold	168,305,112	$1,738,828,328	106,414,804	$1,094,710,289
Shares Issued for Reinvested Dividends	—	—	5,749,511	58,117,042
Shares Redeemed	(221,085,661)	(2,298,327,137)	(98,150,441)	(1,008,809,604)

Net Increase (Decrease)	(52,780,549)	(559,498,809)	14,013,874	144,017,727

Class R3
Shares Sold	58,471	$603,734	136,049	$1,401,222
Shares Issued for Reinvested Dividends	—	—	2,010	20,300
Shares Redeemed	(34,893)	(360,377)	(33,492)	(344,178)

Net Increase (Decrease)	23,578	243,357	104,567	1,077,344

Class R4
Shares Sold	24,807	$255,370	70,598	$724,345
Shares Issued for Reinvested Dividends	—	—	10,838	109,500
Shares Redeemed	(79,720)	(822,780)	(425,675)	(4,402,709)

Net Increase (Decrease)	(54,913)	(567,410)	(344,239)	(3,568,864)

Class R5
Shares Sold	167,311	$1,729,850	120,729	$1,253,095
Shares Issued for Reinvested Dividends	—	—	977	9,877
Shares Redeemed	(78,183)	(812,982)	(40,497)	(419,035)

Net Increase (Decrease)	89,128	916,868	81,209	843,937

Class R6
Shares Sold	90,913	$947,663	67,536	$692,760
Shares Issued for Reinvested Dividends	—	—	624	6,321
Shares Redeemed	(55,178)	(571,080)	(10,119)	(104,223)

Net Increase (Decrease)	35,735	376,583	58,041	594,858

Class Y
Shares Sold	28,754,002	$299,232,482	31,082,348	$321,222,240
Shares Issued for Reinvested Dividends	—	—	1,788,839	18,097,496
Shares Redeemed	(36,903,790)	(382,734,621)	(38,669,624)	(394,868,167)

Net Increase (Decrease)	(8,149,788)	(83,502,139)	(5,798,437)	(55,548,431)

Class F(1)
Shares Sold	126,436,442	$1,320,942,588	—	$—
Shares Redeemed	(8,880,802)	(92,990,212)	—	—

Net Increase (Decrease)	117,555,640	1,227,952,376	—	—

Total Net Increase (Decrease)	36,691,847	$379,936,351	(6,682,343)	$(64,984,327)

(1)	Inception date of class was February 28, 2017.

350

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

12.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $375 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2017, none of the Funds had borrowings under this facility.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit. No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

In July 2007, the Floating Rate Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). In January 2008, Tousa filed petitions for relief under Chapter 11 of the U.S. Bankruptcy Code. In July 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit in the Bankruptcy Court of the Southern District of Florida (the “Bankruptcy Court”) against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the Bankruptcy Court ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the U.S. District Court for the Southern District of Florida (the “District Court”). On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders (including the Fund) and quashed the Bankruptcy Court’s opinion. The Committee appealed to the U.S. Circuit Court of Appeals for the Eleventh Circuit (the “Eleventh Circuit”), which reinstated the Bankruptcy Court opinion, but remanded back to the District Court on the question of remedies. The District Court then in turn remanded one issue back to the Bankruptcy Court for a report and recommendation. On April 1, 2016, the Bankruptcy Court issued its report and recommendation, which was unfavorable in many respects to the Transeastern Lenders. On March 8, 2017, the District Court accepted the report and recommendation and ordered the Transeastern Lenders to disgorge and return the payoff amount, plus prejudgment interest. The Transeastern Lenders appealed the District Court’s decision to the Eleventh Circuit.

351

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

14.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Fund Reorganizations:

At a meeting held May 1-3, 2017, the Board of Directors of The Hartford Mutual Funds, Inc. (HMF) approved an Agreement and Plan of Reorganization that provided for the reorganization of The Hartford Unconstrained Bond Fund, a series of HMF, into the Strategic Income Fund, a separate series of HMF.

Pursuant to the terms of the Agreement and Plan of Reorganization, immediately before the opening of business on September 25, 2017, the Unconstrained Bond Fund transferred all of its assets to the Strategic Income Fund, in exchange for shares of the Strategic Income Fund and the assumption of all of the liabilities of the Unconstrained Bond Fund by the Strategic Income Fund.

Immediately before the opening of business on September 25, 2017, the consummation of the reorganization was accomplished by a tax-free exchange of shares of the Strategic Income Fund in the following amounts:

Share Class	Net assets of Unconstrained Bond Fund as of the close of business on September 22, 2017 ("Valuation Date")	Shares of the Unconstrained Bond Fund as of the Valuation Date	Value of Shares Issued by Strategic Income Fund	Shares Issued By Strategic Income Fund	Net Assets of the Strategic Income Fund immediately after the Reorganization
Class A	$40,127,523	4,117,219	$40,127,523	4,429,429	$161,796,668
Class B	—	—	—	—	—
Class C	7,995,271	818,399	7,995,271	879,703	74,956,926
Class I	4,037,178	414,060	4,037,178	444,149	82,401,145
Class R3	60,732	6,233	60,732	6,717	324,711
Class R4	568,454	58,404	568,454	62,760	664,116
Class R5	1,101,282	113,105	1,101,282	121,631	1,531,149
Class R6	—	—	—	—	11,385
Class Y	45,036	4,634	45,036	4,976	666,205
Class F	9,518	1,054	9,518	1,047	178,141,489

	$53,944,994	5,533,108	$53,944,994	5,950,412	$500,493,794

Each shareholder of a share class of Unconstrained Bond Fund received shares of the same share class of the Strategic Income Fund with the same class designation and at the respective Class NAV, as determined on the Valuation Date.

Some of the investments held by Unconstrained Bond Fund may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Strategic Income Fund after the acquisition. The legal and shareholder communication expenses relating to the reorganization were borne by HFMC or its affiliates. All other expenses, including brokerage fees and brokerage-related expenses, incurred in connection with the reorganization were borne by each Fund.

As of the Valuation Date the Unconstrained Bond Fund had investments valued at $54,390,666 with a cost basis of $54,411,877. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Strategic Income Fund were recorded at fair value; however, the cost basis of the investments received by the Strategic Income Fund from Unconstrained Bond Fund were carried forward to align ongoing reporting of the Strategic Income Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

352

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

The aggregate net assets of the Strategic Income Fund immediately after the acquisition were $500,493,754, which included $21,211 of acquired unrealized depreciation.

Assuming the acquisition had been completed on November 1, 2016, the Strategic Income Fund’s pro-forma results of operations for the fiscal year ended October 31, 2017 (unaudited) are as follows:

Net investment income	$18,248,550
Net realized and unrealized gain on investments	$11,739,247

Net increase in net assets from operations	$29,987,797

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement adjustment or disclosure have been identified.

Effective November 1, 2017, the management fee set forth in the investment management agreement with respect to the Quality Bond Fund is 0.4000% of the first $500 million, 0.3700% of the next $500 million, 0.3400% of the next $4 billion, 0.3300% of the next $5 billion, and 0.3200% in excess of $10 billion annually of the Quality Bond Fund’s average daily net assets. In addition, effective November 1, 2017, HFMC has also contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for the Quality Bond Fund as follows through February 28, 2019: 0.85% (Class A), 0.85% (Class T), 1.60% (Class C), 0.60% (Class I), 1.19% (Class R3), 0.94% (Class R4), 0.64% (Class R5), 0.54% (Class Y) and 0.44% (Class F). This contractual arrangement will renew automatically for one-year terms thereafter unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board.

Effective November 1, 2017, the management fee set forth in the investment management agreement with respect to the World Bond Fund is 0.7000% of the first $250 million, 0.6500% of the next $250 million, 0.6000% of the next $3.5 billion, 0.5750% of the next $6 billion, and 0.5725% in excess of $10 billion annually of the World Bond Fund’s average daily net assets. Effective November 1, 2017, each Company, on behalf of its respective Funds, entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with HASCO. Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to BFDS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the applicable Board.

The Transeastern Lenders entered into settlement negotiations. On December 19, 2017, the parties to the Tousa matter entered into a settlement agreement. As part of that settlement agreement, the Floating Rate Fund agreed to pay $1,972,739.72, which represents a portion of the proceeds it received as part of the loan guarantee payments. Subject to final approval by the Bankruptcy Court, the settlement agreement will fully release the Floating Rate Fund from any further claims in this matter. Management of the Floating Rate Fund believes that the Bankruptcy Court will likely approve the settlement agreement in January 2018 and that the terms of the settlement agreement will not have a material impact on the Floating Rate Fund’s financial statements.

353

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, and The Hartford World Bond Fund (thirteen of the series constituting The Hartford Mutual Funds, Inc.) and The Hartford Municipal Real Return Fund (one of the series constituting The Hartford Mutual Funds II, Inc.) (collectively, together with The Hartford Mutual Funds, Inc., the “Companies”), as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, and The Hartford World Bond Fund (thirteen of the series comprising The Hartford Mutual Funds, Inc.) and The Hartford Municipal Real Return Fund (one of the series comprising The Hartford Mutual Funds II, Inc.) at October 31, 2017, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2017

354

Fixed Income Funds

Directors and Officers of the Companies (Unaudited)

DIRECTORS AND OFFICERS OF THE COMPANIES (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a, “Company” and collectively, the “Companies”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Companies as of October 31, 2017. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	89	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a Consultant of Arrowpoint Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	89	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

355

Fixed Income Funds

Directors and Officers of the Companies (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	89	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	89	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).

DUANE E. HILL (1945)	Director	Since 2001(4) Since 2002(5)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

356

Fixed Income Funds

Directors and Officers of the Companies (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	89	None

357

Fixed Income Funds

Directors and Officers of the Companies (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944)	Director	Since 2002(4) Since 2000(5)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	89	None

358

Fixed Income Funds

Directors and Officers of the Companies (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	89	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS(6) AND INTERESTED DIRECTORS

JAMES E. DAVEY(7) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	89	N/A

359

Fixed Income Funds

Directors and Officers of the Companies (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

MICHAEL J. FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

360

Fixed Income Funds

Directors and Officers of the Companies (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Funds Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

361

Fixed Income Funds

Directors and Officers of the Companies (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.
(4)	For The Hartford Mutual Funds, Inc.
(5)	For The Hartford Mutual Funds II, Inc.
(6)	Effective November 7, 2017, Albert Lee and Theodore Lucas were elected as officers of the Companies. For more information, please see the most recent Statement of Additional Information.
(7)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

362

Hartford Funds - Fixed Income Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund‘s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

363

Hartford Funds - Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Emerging Markets Local Debt Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

The Hartford Municipal Real Return Fund

Hartford Municipal Short Duration Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford World Bond Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 1-2, 2017, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HMF and HMF II, on behalf of each of their respective funds listed above (each a “Fund” and collectively, the “Funds”) except for The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund, and Hartford Funds Management Company, LLC (“HFMC”); (ii) the continuation of a separate investment management agreement by and between HMF, on behalf of The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund, and HFMC (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”); and (iii) new investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), on behalf of each of HMF and HMF II, as applicable.

In the months preceding the August 1-2, 2017 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 20-21, 2017 and August 1-2, 2017. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 20-21, 2017 and August 1-2, 2017 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to approve the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in

364

Hartford Funds - Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators, as well as each Adviser’s commitment to implement rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its flexibility in implementing the inflation hedge overlay in a low inflation environment for The Hartford Municipal Real Return Fund, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board also noted that, for The

365

Hartford Funds - Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Municipal Real Return Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For that Fund, the Board considered supplemental performance evaluation information. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that the sub-advisory fees would be paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, noting the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 20-21, 2017 and August 1-2, 2017 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board considered HFMC’s undertaking to limit each Fund’s total annual fund operating expenses to specified levels. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

366

Hartford Funds - Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board also noted that, for each of The Hartford Emerging Markets Local Debt Fund, The Hartford Municipal Real Return Fund, and The Hartford Quality Bond Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved: (i) the removal of an expense limitation on the transfer agency fees for Class Y shares of each Fund effective May 1, 2017; (ii) the imposition of a direct account fee effective June 1, 2017; (iii) changes to the transfer agency fee structure effective November 1, 2017; and (iv) changes to the expense limitation on transfer agency fees for each share class of each Fund effective November 1, 2017. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee structure on transfer agent profit margins. The Board noted that under the new transfer agency fee structure, the Funds will pay a fee to HASCO based on actual fees and expenses incurred by HASCO, including payments made by HASCO to a sub-transfer agent and to other financial intermediaries subject to guidelines approved by the Board, plus a reasonable target profit margin. The Board considered information provided by HASCO indicating that, after giving effect to the new fee structure, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board

367

Hartford Funds - Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

The Hartford Emerging Markets Local Debt Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. In considering the Fund’s expenses, the Board noted the shareholder savings resulting from a permanent fee reduction implemented in 2016.

The Hartford Floating Rate Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

The Hartford Floating Rate High Income Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile.

The Hartford High Yield Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

The Hartford Inflation Plus Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

368

Hartford Funds - Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Municipal Income Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period.

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford Municipal Opportunities Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford Municipal Real Return Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford Municipal Short Duration Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period.

•	The Board noted that the Fund’s contractual management fee and its actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

The Hartford Quality Bond Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3-year period. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction, which would be implemented in 2017.

The Hartford Short Duration Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

The Hartford Strategic Income Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

369

Hartford Funds - Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile.

The Hartford Total Return Bond Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

The Hartford World Bond Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile of its expense group, while its actual management fee was in the 4th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a change in the breakpoints in the management fee schedule and the sub-advisory fee schedule for the Fund, which would be implemented in 2017.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

370

Hartford Funds - Fixed Income Funds

Additional Information Regarding the Fund’s New Transfer Agency Fee (Unaudited – Not Part of the Annual Report)

Effective November 1, 2017, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”), on behalf of its respective funds listed in the table below (each a “Fund”), entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with Hartford Administrative Services Company (“HASCO”). Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to Boston Financial Data Services, Inc. (“BFDS”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the applicable Board.

If this new arrangement were in place during the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’ average daily net assets would have been as follows:

Fund	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Hartford Emerging Markets Local Debt Fund	0.17%	0.23%	0.00%	0.07%	0.02%	0.02%	0.02%	N/A	0.03%
Hartford Floating Rate Fund	0.09%	0.08%	0.00%	0.06%	0.02%	0.02%	0.02%	N/A	0.04%
Hartford Floating Rate High Income Fund	0.09%	0.09%	0.00%	0.07%	0.02%	0.02%	0.02%	N/A	0.04%
Hartford High Yield Fund	0.17%	0.12%	0.00%	0.12%	0.02%	0.02%	0.02%	N/A	0.03%
Hartford Inflation Plus Fund	0.17%	0.12%	0.00%	0.13%	0.02%	0.02%	0.02%	N/A	0.06%
Hartford Municipal Income Fund	0.06%	0.03%	0.00%	0.02%	N/A	N/A	N/A	N/A	N/A
Hartford Municipal Opportunities Fund	0.04%	0.05%	0.00%	0.05%	N/A	N/A	N/A	N/A	N/A
Hartford Municipal Real Return Fund	0.06%	0.06%	0.00%	0.05%	N/A	N/A	N/A	N/A	0.06%
Hartford Municipal Short Duration Fund	0.04%	0.03%	0.00%	0.02%	N/A	N/A	N/A	N/A	N/A
Hartford Quality Bond Fund	0.12%	0.16%	0.00%	0.09%	0.02%	0.02%	0.02%	N/A	0.00%
Hartford Short Duration Fund	0.15%	0.11%	0.00%	0.08%	0.02%	0.02%	0.02%	N/A	0.00%
Hartford Strategic Income Fund	0.15%	0.11%	0.00%	0.11%	0.02%	0.02%	0.02%	0.00%	0.00%
Hartford Total Return Bond Fund	0.14%	0.17%	0.00%	0.17%	0.02%	0.01%	0.02%	0.00%	0.02%
Hartford World Bond Fund	0.13%	0.10%	0.00%	0.13%	0.02%	0.02%	0.02%	0.00%	0.06%

371

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Customer Privacy Notice

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and

protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-FI17 12/17    204303    Printed in U.S.A.

HARTFORDFUNDS
Our benchmark is the investor.®

Alternative Funds

Annual Report

October 31, 2017

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report, covering the period from November 1, 2016 through October 31, 2017.

Market Review

During the 12 months ended October 31, 2017, U.S. stocks, as measured by the

S&P 500 Index,1 kept an upward trajectory. During this period, the S&P 500 Index generated a 23.6% total return, hitting another record high in late October.

The primary drivers of market progress during the period were slow, yet steady growth, positive corporate earnings, and positive job reports. These market conditions have served as the basis of the U.S. Federal Reserve’s (Fed) interest-rate hike cycle that began in December 2015 and continued through June 2017, when short-term rates rose by 0.25% to a range of 1% to 1.25%. At the time of this writing, consensus expectations were for a continued gradual increase in interest rates throughout 2018, which should help markets better digest and account for such changes.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. Congress has approved a budget resolution for the new fiscal year and pushed back the deadline to lift the debt ceiling in an effort to tie federal funding for disaster relief to the bills following three major hurricanes. Uncertainty surrounding healthcare and tax reform remain. Additionally, concerns about possible nuclear action from North Korea may be contributing to market uncertainty.

In Europe, while Macron’s victory in France was viewed as market-friendly, uncertainty remains, for example, with respect to Britain’s “Brexit” undertaking to leave the European Union, which could influence markets or cause an uptick in volatility.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Alternative Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Real Asset Fund (consolidated) (Unaudited) inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	Since Inception[1]
Global Real Asset A2	8.65%	-2.12%	-0.28%
Global Real Asset A3	2.68%	-3.22%	-1.04%
Global Real Asset C2	7.90%	-2.86%	-1.02%
Global Real Asset C3	6.90%	-2.86%	-1.02%
Global Real Asset I2	8.93%	-1.88%	-0.02%
Global Real Asset R3[2]	8.43%	-2.35%	-0.52%
Global Real Asset R4[2]	8.71%	-2.10%	-0.25%
Global Real Asset R5[2]	9.00%	-1.84%	0.02%
Global Real Asset Y2	9.01%	-1.78%	0.07%
Global Real Asset F2	8.93%	-1.88%	-0.02%
MSCI All Country World Commodity Producers Index (Net)	14.93%	-1.42%	0.83%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	0.15%	0.04%	2.28%
Bloomberg Commodity Index Total Return	2.35%	-9.37%	-4.73%
Global Real Asset Fund Blended Index	8.40%	-1.43%	1.17%
MSCI All Country World Commodity Producers Index (Gross)	15.61%	-0.82%	1.39%
Former Global Real Asset Fund Blended Index	8.76%	-1.10%	1.48%

[1]	Inception: 05/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 3/1/17, the Fund changed one of its benchmarks from the MSCI All Country World Commodity Producers Index (Gross) to the MSCI All Country World Commodity Producers Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of this benchmark better reflects potential tax consequences for the Fund.

2

The Hartford Global Real Asset Fund (consolidated) (Unaudited) inception 05/28/2010

MSCI All Country World Commodity Producers Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization index that is designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S currency, and have maturities of 1 to 10 years.

Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes) is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Global Real Asset Fund Blended Index is calculated by Hartford Funds Management Company, LLC (“HFMC”) and represents the weighted return of 55% MSCI All Country World Commodity Producers Index (Net), 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index and 10% Bloomberg Commodity Index Total Return. The Former Global Real Asset Fund Blended Index is calculated by HFMC, and represents the weighted return of 55% MSCI All Country World Commodity Producers Index (Gross), 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index and 10% Bloomberg Commodity Index Total Return.

MSCI All Country World Commodity Producers Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free float-adjusted market capitalization index that is designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

3

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Global Real Asset Class A	1.26%	1.62%
Global Real Asset Class C	2.01%	2.31%
Global Real Asset Class I	1.01%	1.19%
Global Real Asset Class R3	1.51%	1.97%
Global Real Asset Class R4	1.21%	1.51%
Global Real Asset Class R5	0.96%	1.24%
Global Real Asset Class Y	0.91%	1.15%
Global Real Asset Class F	0.91%	1.10%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown included acquired fund fees and expenses. Expenses shown also include expenses of the Fund’s wholly owned Cayman Islands subsidiary fund. The investment manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of that subsidiary fund for as long as the Fund remains invested in that subsidiary fund. Actual expenses may be higher or lower. Please see accompanying Consolidated Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Scott M. Elliott

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Brian M. Garvey

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Jay Bhutani1

Managing Director, Global Industry Analyst and Natural Resources Portfolio Manager

Wellington Management Company LLP

David A. Chang, CFA

Senior Managing Director and Commodities Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Global Real Asset Fund returned 8.65%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the custom benchmark (55% MSCI All Country World Commodity Producers Index (Net), 35% Bloomberg Barclays U.S. TIPS 1 – 10 Year Index, and 10% Bloomberg Commodity Index Total Return), which returned 8.40% for the same period. For the period, the MSCI All Country World Commodity Producers Index (Net) returned 14.93%, the Bloomberg Barclays U.S. TIPS 1-10 Year Index returned 0.15%, and the

Bloomberg Commodity Index Total Return returned 2.35%. During the period, the Fund underperformed the 12.71% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common equities, bonds, and money market instruments, with a focus on total return.

Why did the Fund perform this way?

During this period, performance amongst inflation-sensitive assets was volatile and mixed, with mostly positive performance in late 2016

4
[1]	Effective November 30, 2017, Mr. Bhutani no longer serves as a portfolio manager to the Fund

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

and in September and October of 2017, and negative performance for most of the rest of the period. Commodities and inflation-sensitive equities rose in November and December 2016, supported by the Organization of Petroleum Exporting Countries (OPEC) announcing a cut in oil production starting in 2017 and improving outlooks for global economic growth. Industrial metals continued to rally into 2017 but energy pulled back, on worries of high inventory levels in the United States (U.S.) and OPEC non-compliance. Most inflation-sensitive assets fell in price through the second quarter as investors became more skeptical on reflation (i.e. a fiscal policy designed to expand a country’s output) and as supplies of crude oil remained resilient. Inflation-linked assets saw a rebound in the late third quarter of 2017 and through October, as the sustained strength in global demand for crude oil and renewed optimism on U.S. tax reform and expansionary fiscal policy supported these assets. Over this period, Treasury Inflation Protected Securities (TIPS) rose slightly, as higher interest rates balanced out the effects of higher inflation expectations.

Overall, global equities rose over the twelve-month period, as measured by the MSCI All Country World Index. At the beginning of the period, equities rallied following Donald Trump’s election to President of the U.S. on expectations that Trump would reduce regulatory restrictions and increase fiscal stimulus, including corporate and individual tax cuts and a boost in infrastructure spending. On the monetary policy front, the U.S. Federal Reserve (Fed) raised rates by 0.25% in December 2016. At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid fourth-quarter European gross domestic product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites. In the second quarter of 2017, risk assets remained resilient as solid global economic data, strong year-over-year corporate earnings growth, and Emmanuel Macron’s presidential election in France bolstered investors’ optimism. During the third quarter 2017 and into October 2017, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies.

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the U.S., as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as

Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined. Monetary policy developments among developed markets started pointing to a less accommodative stance. The Fed increased rates again in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year. At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies. Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

TIPS returned 0.14% during the period as represented by the Bloomberg Barclays U.S. TIPS 1-10 Year Index. The yield curve flattened during these 12 months; front-end yields rose as the Fed increased short-term rates, while long-term yields rose at a smaller magnitude, partially due to muted inflation expectations.

Commodities returned 2.35% during the period, as represented by the Bloomberg Commodity Index Total Return. The Industrial metals and Energy sectors rose over the period, while the precious metals and agriculture & livestock declined. Industrial metals had the strongest performance in the index, led by improved prospects and optimism around global growth. Energy ended the period slightly up – prices were volatile during this period on demand and supply dynamics related to OPEC and U.S. production. The decline in agriculture & livestock commodities was driven by sugar, coffee and corn. Higher than expected supplies put downward pressure on prices over this time period.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, inflation-related

5

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

fixed income investments, commodity investments, and asset allocation among equities, bonds and commodities. Outperformance relative to the custom benchmark during this period was driven by allocations to specialist portfolio managers within Wellington Management Company LLP, while stock selection in equity investments was a detractor.

The Fund’s underweight to fixed income securities was a primary driver of outperformance relative to the custom benchmark, as TIPS lagged the performance of other inflation-sensitive sectors. Allocations to individual asset classes within the Fund’s fixed income allocation also contributed positively, particularly through opportunistic allocations to bank loans and high yield credit. The Fund’s allocations to non-traditional inflation-sensitive equities and infrastructure equities were also additive to results; exposure to global financial equities drove positive performance during periods when natural resources underperformed. On the other hand, the Fund’s underweight allocations to agriculture and Metals and Mining equities detracted, as these were the two strongest performing natural resource sectors over the period. Security selection in these two areas also detracted from performance. Energy equities also detracted from the Fund’s performance due to overweight exposure to upstream Energy producers.

The Fund’s commodities allocation detracted from overall performance as performance within the asset class was a detractor relative to the custom benchmark, primarily due to security selection in agriculture & livestock. Within this sub-sector, short positions in cattle and selection in corn and sugar were the main detractors. Overall, allocation amongst the asset class was a contributor helped by an overweight to industrial metals and an underweight to agriculture & livestock. This commodities exposure was gained through derivatives, primarily total return swaps and futures.

What is the outlook?

The Fund ended the period overweight inflation-sensitive equities and commodities and underweight fixed income relative to the custom benchmark. The reflation trade began to show signs of life late in the period and talks of tax reform and expansionary fiscal policy once again took center stage. From a fundamental perspective, many of the earlier positives remain in place: reasonable demand and an economic cycle that is intact and strengthening in both the U.S. and E.U., continued domestic labor tightness and gradually rising wages, strong home price advances, healthy manufacturing, a confident consumer, a lower to stable USD, and attractive valuations especially when compared to broad equities and nominal bonds. On the risk front, the longer-term interaction between demographics, technology, productivity, and inflation has been a puzzling mix, especially as the likes of Amazon replace Chinese production as a force of consumer goods disinflation. Additionally, between the potential impact of climate change on regulation and producer behavior and increased competitiveness of electric vehicles (EVs), we believe that the risk of demand destruction for energy within a relevant time horizon is increasing.

This evolving energy landscape is an area where we have focused a considerable part of our research over the past year. We believe that there is little question that the electrification of transportation and energy will be an important theme over the next decade and beyond. We must start thinking of energy differently and while we expect oil will continue to be important to markets and inflation for the foreseeable future, its impact may evolve as energy markets transform. It is an area of research where the team is engaged and working diligently to better understand the range of outcomes and key drivers. We believe that there are a number of important factors that will drive energy markets through 2025. While EVs make the list - and we expect their importance to increase post 2025 - a wide range of outcomes is possible and other variables such as GDP growth, oil price, internal combustion engine efficiency, OPEC policy, shale productivity, and oil decline rates could all have greater mid-term impacts. It is also important to remain humble when forecasting the future, as no one really knows how this will play out. The range of predicted EV adoption rates is wide and even if we all agree that the technology is the ultimate winner, there are numerous additional variables that will impact broad roll out such as, infrastructure build out, subsidies and legislation, battery cost deflation, range anxiety and consumer preference.

While today, we believe oil remains the most important price in inflation hedging, it is not the only one, and even if its importance falls over time, there are plenty of other potential inflationary drivers to make it a risk worth hedging such as monetary policy, wars, regulatory and trade policy, wage and productivity dynamics, currency, and even climate change. In our opinion, climate change is one of the key structural risks to focus on, and one that is inherently inflationary as it leads to scarcity as resources are used for less productive purposes. This is a primary focus of research for the team looking forward.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The Fund’s focus on investments in the commodities market and the natural-resource sector may increase the Fund’s liquidity risk, volatility and risk of loss if there are adverse economic consequences in these sectors. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise,

6

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non U.S. subsidiary and its investments. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Common Stock	65.2%

Total	65.2%

Fixed Income Securities
Convertible Bonds	0.1%
Corporate Bonds	0.4
Foreign Government Obligations	1.4
U.S. Government Securities	18.1

Total	20.0%

Short-Term Investments	14.4
Purchased Options	0.0 *
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

*	Percentage rounds to zero.

Composition by Country

as of October 31, 2017

Country	Percentage of Net Assets
Argentina	0.1%
Australia	2.4
Austria	0.3
Bermuda	0.0	*
Brazil	2.2
Canada	6.1
Chile	0.0	*
China	1.0
Denmark	0.2
France	2.9
Germany	0.7
Hong Kong	0.7
India	0.4
Indonesia	0.0	*
Ireland	0.1
Italy	2.3
Japan	4.6
Jersey	0.1
Kazakhstan	0.1
Luxembourg	0.3
Malaysia	0.1
Mexico	0.5
Netherlands	4.6
New Zealand	0.3
Norway	1.3
Oman	0.1
Peru	0.1
Poland	0.0	*
Qatar	0.1
Russia	2.3
Singapore	0.2
South Africa	0.6
South Korea	0.6
Spain	0.6
Sweden	0.1
Switzerland	0.7
Taiwan	0.2
Thailand	0.3
Turkey	0.0	*
Ukraine	0.0	*
United Arab Emirates	0.1
United Kingdom	5.2
United States	42.7
Short-Term Investments	14.4
Other Assets & Liabilities	0.4
Purchased Options	0.0	*

Total	100.0%

*	Percentage rounds to zero.

7

Hartford Long/Short Global Equity Fund (Unaudited) inception 08/29/2014

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	Since Inception[1]
Long/Short Global Equity A2	16.55%	6.14%
Long/Short Global Equity A3	10.14%	4.26%
Long/Short Global Equity C2	16.33%	5.52%
Long/Short Global Equity C3	15.33%	5.52%
Long/Short Global Equity I2	16.67%	6.33%
Long/Short Global Equity Y2	16.75%	6.39%
Long/Short Global Equity F2	16.67%	6.33%
MSCI All Country World Index (Net)	23.20%	6.60%
Hedge Fund Research, Inc. Equity Hedge Index	9.69%	1.72%
MSCI All Country World Index (Gross)	23.86%	7.17%

[1]	Inception: 08/29/2014
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 3/1/17, the Fund changed one of its benchmarks from the MSCI All Country World Index (Gross) to the MSCI All Country World Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of this benchmark better reflects potential tax consequences for the Fund.

MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets.

Hedge Fund Research, Inc. Equity Hedge Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of accounts that maintain positions both long and short in primarily equity and equity derivative securities.

MSCI All Country World Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

8

Hartford Long/Short Global Equity Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Long/Short Global Equity Class A	3.56%	3.94%
Long/Short Global Equity Class C	4.31%	4.67%
Long/Short Global Equity Class I	3.31%	3.68%
Long/Short Global Equity Class Y	3.16%	3.71%
Long/Short Global Equity Class F	3.16%	3.66%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Kenneth L. Abrams

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald S. Tunnell

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Long/Short Global Equity Fund returned 16.55%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the MSCI All Country World Index (Net), which returned 23.20% for the same period. The Fund outperformed the Hedge Fund Research, Inc. Equity Hedge Index, which returned 9.69% for the same period. The Fund also outperformed the 11.79% average return of the Lipper Alternative Long Short Global Equity funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Global equities rose over the twelve-month period, as measured by the MSCI All Country World Index (Net). At the beginning of the period, equities rallied following Donald Trump’s election to President of the United States (U.S.). The S&P 500 Index hit a series of record highs in November and December 2016 on expectations that Trump would reduce regulatory restrictions and increase fiscal stimulus, including corporate and individual tax cuts and a boost in infrastructure spending. However, there was pronounced dispersion among sectors and regions. For instance, emerging market (EM) equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar (USD). On the monetary policy front, the U.S. Federal Reserve (Fed)

raised rates by 0.25% in December 2016. This was a well-telegraphed move and only the second increase in the last decade.

At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid fourth-quarter European gross domestic product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites. On the monetary policy front, the market was unfazed by the Fed raising rates by another 0.25%. In the second quarter of 2017, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped to maintain bullish sentiment, as Chinese manufacturing and services data surprised to the upside.

During the third quarter 2017 and into October 2017, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. Eurozone confidence reached a decade-high level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy

9

Hartford Long/Short Global Equity Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

continued to gain momentum, central banks began to normalize their long-standing loose monetary policies.

All eleven sectors in the MSCI All Country World Index (Net) posted positive returns during the period. The Information Technology (+41%), Financials (+31%), and Materials (+29%) sectors rose the most, while the Telecommunication Services (+5%), Consumer Staples (+9%), and Energy (+10%) sectors had lagged the broader index during the period.

The Fund invests primarily in the global small-cap universe, which can affect performance negatively or positively when small-caps underperform or outperform the MSCI All Country World Index (Net), respectively. There are two main drivers of Fund performance: whether holdings in the long portion of the Fund generate positive returns and whether holdings in the short portion of the Fund generate negative returns.

Hartford Long/Short Global Equity Fund had a positive absolute return but underperformed its benchmark, the MSCI All Country World Index (Net) during the period. Negative absolute returns in the short portion of the Fund led to underperformance versus the benchmark.

In the long portion of the Fund, on an absolute basis, performance was strongest within the Industrials, Information Technology, and Financials sectors. On a country basis, absolute performance was strongest within the U.S., Japan, and China. Entegris (Information Technology) and Cardtronics (Information Technology) were the top absolute contributor and detractor, respectively, to the long portfolio. Shares of Entegris, a U.S.-based semiconductor specialty Materials company, rose over the period as results exceeded expectations as the company benefited from a strong semiconductor industry capital expenditures backdrop, new product introductions, and operating leverage. Shares of Cardtronics, a U.S.-based provider of ATMs and automated Financial Services kiosks, fell when the firm reported a messy first quarter of 2017 as a software transition and exit from the 7-11 relationship hit same-store-sales and earnings more sharply than had been anticipated.

The short portion of the Fund detracted from absolute performance. Short positions detracted the most from absolute returns in the Information Technology and Industrials sectors. On a country basis, short positions in the U.S., Japan, and U.K. detracted from absolute performance over the period while short positions in the South Africa, Mexico, and South Korea, contributed positively to absolute performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to assess new and existing investments based on the same philosophy and process we have employed since the inception of the approach. We seek to keep the Fund well-positioned regardless of the market environment that may develop. Our bottom-up research process is driven by fundamental research at the company level and supported by our top-down quantitative and macro analytic tools. We continue to systematically use risk controls to seek to mitigate unintended exposures and try to ensure the primary driver of Fund performance remains stock selection.

At the end of the period, the Fund’s largest sector exposures on a net basis were to Industrials, Financials, and Consumer Discretionary, while Telecommunication Services and Energy were the smallest. At the end of the period, net long equity exposure was in line with the Fund’s target.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. When the Fund engages in short selling, substantial losses can result, and the investment of the proceeds from these transactions uses leverage, which may increase the volatility of the Fund’s returns and could cause the Fund to underperform. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Small-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

10

Hartford Long/Short Global Equity Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Long Positions
Equity Securities
Consumer Discretionary	18.0%
Consumer Staples	5.3
Energy	3.7
Financials	16.7
Health Care	11.0
Industrials	22.8
Information Technology	15.0
Materials	9.8
Real Estate	10.2
Telecommunication Services	0.7
Utilities	2.0

Total	115.2%

Short-Term Investments	1.3
Securities Sold Short
Equity Securities
Consumer Discretionary	(10.1)%
Consumer Staples	(1.9)
Energy	(2.9)
Financials	(7.0)
Health Care	(5.1)
Industrials	(10.6)
Information Technology	(10.1)
Materials	(4.6)
Real Estate	(2.9)
Telecommunication Services	(1.3)
Utilities	(1.4)

Total	(57.9)

Other Assets & Liabilities	41.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

Composition by Country - Long Positions

as of October 31, 2017

Country	Percentage of Net Assets
Australia	0.9%
Austria	1.2
Brazil	1.0
Canada	3.6
China	2.6
France	2.4
Germany	3.9
Hong Kong	1.7
India	1.2
Indonesia	0.6
Ireland	2.4
Italy	4.2
Japan	12.9
Mexico	1.4
New Zealand	0.8
Norway	2.2
Philippines	0.6
Russia	1.1
South Korea	1.3
Spain	3.5
Switzerland	2.5
Taiwan	2.1
United Kingdom	2.2
United States	57.2
Short-Term Investments	1.3

Total Long Positions	114.8
Securities Sold Short	(56.2)
Other Assets & Liabilities	41.4

Total	100.0%

Composition by Country - Securities Sold Short

as of October 31, 2017

Country	Percentage of Net Assets
Australia	(2.9)%
Belgium	(1.0)
Canada	(0.9)
China	(0.8)
Finland	(1.0)
France	(0.9)
Germany	(2.5)
Israel	(0.3)
Italy	(1.7)
Japan	(5.5)
Jersey	(0.3)
Mexico	(0.5)
Netherlands	(0.6)
Singapore	(0.6)
South Africa	(2.8)
Spain	(1.2)
Sweden	(1.2)
Switzerland	(1.1)
Thailand	(0.5)
United Kingdom	(2.9)
United States	(28.7)

Total	(57.9)%

11

Hartford Real Total Return Fund (Unaudited) inception 11/29/2013

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term real total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	Since Inception[1]
Real Total Return A2	3.32%	-1.68%
Real Total Return A3	-2.36%	-3.09%
Real Total Return C2	2.57%	-2.43%
Real Total Return C3	1.57%	-2.43%
Real Total Return I2	3.63%	-1.41%
Real Total Return R3[2]	3.82%	-1.85%
Real Total Return R4[2]	3.55%	-1.68%
Real Total Return R5[2]	3.63%	-1.41%
Real Total Return Y2	2.72%	-1.60%
Real Total Return F2	3.74%	-1.35%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.72%	0.28%
Consumer Price Index + 5%	7.04%	6.46%

[1]	Inception: 11/29/2013
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is a subset of The ICE BofAML 0-1 Year U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 months.

On 10/20/17, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index was rebranded as ICE BofAML 3-Month U.S. Treasury Bill Index.

Consumer Price Index (CPI) + 5% (reflects no deduction for fees, expenses or taxes) is a custom benchmark created by adding 5% to the annual percentage change in the CPI. The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. The Fund measures its performance against its secondary performance benchmark, the Consumer Price Index +5%, over a full market cycle, which typically lasts several years. At certain periods during a market cycle, the Fund’s performance may not be in line with that of the secondary performance benchmark and there can be no assurance the CPI or any other index will reflect the exact level of inflation at any given time.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

12

Hartford Real Total Return Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Real Total Return Class A	1.47%	1.54%
Real Total Return Class C	2.22%	2.31%
Real Total Return Class I	1.22%	1.23%
Real Total Return Class R3	1.77%	1.86%
Real Total Return Class R4	1.47%	1.57%
Real Total Return Class R5	1.17%	1.26%
Real Total Return Class Y	1.12%	1.20%
Real Total Return Class F	1.07%	1.15%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Manager

Stephen A. Gorman, CFA

Senior Managing Director and Director of Tactical Asset Allocation

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Real Total Return Fund returned 3.32%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 0.72% for the same period. The Fund underperformed the 6.66% average return of the Lipper Absolute Return Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

The Fund seeks long-term real total return. We seek to achieve the Fund’s investment objective by actively allocating the Fund’s assets to multiple global asset classes. In addition, we seek to actively manage the Fund’s overall risk and provide attractive real total returns with moderate volatility and low correlation to equities over a full market cycle. Global equities rose over the twelve-month period ended October 31, 2017, as measured by the MSCI All Country World Index. At the beginning of the period, equities rallied following Donald Trump’s election to President of the United States (U.S.). The S&P 500 Index hit a series of record highs in November and December 2016 on expectations that Trump would reduce regulatory restrictions and increase fiscal stimulus, including corporate and individual tax cuts and a boost in infrastructure spending. However, there was pronounced dispersion among sectors and regions. For instance, emerging market (EM) equities fell on concerns that a

Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar (USD). On the monetary policy front, the U.S. Federal Reserve (Fed) raised rates by 0.25% in December 2016. This was a well-telegraphed move and only the second increase in the last decade.

At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid fourth-quarter European gross domestic product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites. On the monetary policy front, the market was unfazed by the Fed raising rates by another 0.25%. In the second quarter of 2017, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped to maintain bullish sentiment, as Chinese manufacturing and services data surprised to the upside.

During the third quarter of 2017 and into October, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. Eurozone confidence reached a decade-high

13

Hartford Real Total Return Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies.

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the U.S., as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the process of exiting the European Union (E.U.) (known as “Brexit”) as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the E.U. – and gilt (i.e. U.K. government bond) yields declined. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The Fed increased rates in June 2017, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year. At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October 2017 and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the USD. To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Among market exposures, the primary driver of the Fund’s positive absolute performance during the period was the Fund’s global equity exposures across all regions. In particular, exposures to U.S. and European equities delivered positive results over the twelve-months. Exposure to industrial metals was also additive to absolute performance as industrial metal prices benefited from positive global growth sentiment. On the other hand, exposure to U.S. Treasuries detracted from absolute performance as interest rates rose during the period, as did exposure to Energy and Agriculture and Livestock commodities. As part of the Fund’s investment strategy, the Fund allocates a portion of its assets to specialized investment teams within Wellington Management Company LLP (referred to herein as “active manager allocations” or “manager allocations.”) In aggregate, performance of active manager allocations was a strong positive contributor to the Fund, led by positive performance of equities in our technical analysis allocation (allocation to and security selection within Information Technology) and the allocation to Japanese equities. Offsetting this slightly was negative absolute performance within the global energy equities and global health equities manager allocations. Alternative risk premia, which are non-traditional systematic risk exposures that differ from traditional systematic risk exposures such as beta, also provided positive absolute returns, with carry and convergence strategies accounting for the gains and offsetting losses from trend following strategies.

Derivatives, such as foreign currency contracts, futures contracts, options contracts and swap contracts, were used during the period within both the market exposures and active manager allocations. These instruments were used across asset classes in portfolio implementation; the Fund generally used these derivatives to hedge but during the period also used some of these instruments in order to gain certain exposures. Over the period, the use of these derivatives detracted from absolute performance.

What is the outlook?

Global economic data remained on a positive trajectory as of the end of the period. However, uncertainty on U.S. policy and its potential economic effect remained a risk. If global economic data remains supportive, we believe this environment will be supportive of equities, while pressure on interest rates should continue to rise. Given this outlook, the Fund maintained a low beta to equities and modest duration exposure at the end of the period. Inflation represents an additional source of uncertainty and remained relatively muted as of the end of the period. We continue to monitor inflation and the Fund’s exposure to it.

14

Hartford Real Total Return Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Mortgage- and asset-backed securities risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund may invest in structured securities that do not have an active trading market, making them difficult to value and sell. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Country

as of October 31, 2017

Country	Percentage of Net Assets
Argentina	0.0	%*
Austria	0.5
Belgium	0.5
Bermuda	0.1
Brazil	0.4
Canada	1.8
China	4.6
Denmark	0.3
Finland	0.2
France	3.2
Germany	0.3
Hong Kong	0.9
Ireland	0.6
Israel	0.3
Italy	2.3
Japan	14.3
Malaysia	0.1
Netherlands	0.7
Norway	0.6
Russia	0.3
Singapore	0.2
South Africa	0.1
South Korea	2.6
Spain	0.7
Sweden	0.5
Switzerland	0.4
Taiwan	2.8
United Kingdom	7.6
United States	27.5
Short-Term Investments	20.2
Other Assets & Liabilities	5.0
Purchased Options	0.1

Total	100.0%

*	Percentage rounds to zero.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	57.3%
Exchange-Traded Funds	0.1
Preferred Stocks	0.3

Total	57.7%

Fixed Income Securities
Foreign Government Obligations	16.7%
Short-Term Investments	20.2
Purchased Options	0.4
Other Assets & Liabilities	5.0

Total	100.0%

15

Alternative Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2017 through October 31, 2017. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Hartford Global Real Asset Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,063.50	$6.40	$1,000.00	$1,019.01	$6.26	1.23%	184	365
Class C	$1,000.00	$1,059.00	$10.28	$1,000.00	$1,015.22	$10.06	1.98%	184	365
Class I	$1,000.00	$1,064.70	$5.05	$1,000.00	$1,020.32	$4.94	0.97%	184	365
Class R3	$1,000.00	$1,060.90	$7.64	$1,000.00	$1,017.80	$7.48	1.47%	184	365
Class R4	$1,000.00	$1,062.20	$6.08	$1,000.00	$1,019.31	$5.96	1.17%	184	365
Class R5	$1,000.00	$1,064.60	$5.00	$1,000.00	$1,020.37	$4.89	0.96%	184	365
Class Y	$1,000.00	$1,064.60	$4.58	$1,000.00	$1,020.77	$4.48	0.88%	184	365
Class F	$1,000.00	$1,064.70	$4.84	$1,000.00	$1,020.52	$4.74	0.93%	184	365

16

Alternative Funds

Expense Examples (Unaudited) – (continued)

Hartford Long/Short Global Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,064.40	$12.85	$1,000.00	$1,012.75	$12.53	2.47%	184	365
Class C	$1,000.00	$1,063.80	$13.63	$1,000.00	$1,012.00	$13.29	2.62%	184	365
Class I	$1,000.00	$1,064.00	$12.80	$1,000.00	$1,012.80	$12.48	2.46%	184	365
Class Y	$1,000.00	$1,064.80	$11.97	$1,000.00	$1,013.61	$11.67	2.30%	184	365
Class F	$1,000.00	$1,064.90	$11.97	$1,000.00	$1,013.61	$11.67	2.30%	184	365

Hartford Real Total Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,022.70	$7.14	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class C	$1,000.00	$1,017.50	$10.93	$1,000.00	$1,014.37	$10.92	2.15%	184	365
Class I	$1,000.00	$1,023.60	$5.87	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R3	$1,000.00	$1,021.70	$7.34	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class R4	$1,000.00	$1,022.70	$6.88	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R5	$1,000.00	$1,024.70	$5.66	$1,000.00	$1,019.61	$5.65	1.11%	184	365
Class Y	$1,000.00	$1,014.60	$5.64	$1,000.00	$1,019.61	$5.65	1.11%	184	365
Class F	$1,000.00	$1,024.70	$5.10	$1,000.00	$1,020.16	$5.09	1.00%	184	365

17

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.2%
	Automobiles & Components - 0.3%
2,793	Goodyear Tire & Rubber Co.	$85,438
14,570	NOK Corp.	357,881
13,685	Toyoda Gosei Co., Ltd.	334,626

		777,945

	Banks - 2.0%
66,426	Banca Popolare dell’Emilia Romagna SC	323,347
37,203	Bank of Ireland Group plc*	291,564
106,190	CaixaBank S.A.	496,798
62,967	HSBC Holdings plc	614,880
10,629	KB Financial Group, Inc.	555,730
86,190	Mitsubishi UFJ Financial Group, Inc.	584,639
326,620	Mizuho Financial Group, Inc.	593,430
49,305	Standard Chartered plc*	491,071
15,565	Sumitomo Mitsui Financial Group, Inc.	623,576
14,055	Sumitomo Mitsui Trust Holdings, Inc.	554,748
148,018	Unicaja Banco S.A.*(1)	215,882
27,808	UniCredit S.p.A.*	531,429

		5,877,094

	Capital Goods - 2.6%
360	Acuity Brands, Inc.	60,192
16,324	Advanced Drainage Systems, Inc.	319,134
1,677	AGCO Corp.	114,992
4,022	Altra Industrial Motion Corp.	192,654
1,776	Arconic, Inc.	44,613
3,373	Beacon Roofing Supply, Inc.*	186,898
84,677	Beijing Enterprises Holdings Ltd.	503,426
17,237	BMC Stock Holdings, Inc.*	369,734
45,800	Chiyoda Corp.	271,046
11,445	Cie de Saint-Gobain	671,053
3,730	CNK International Co., Ltd.*(2)(3)(4)	1,032
13,118	Continental Building Products, Inc.*	350,251
2,946	Deere & Co.	391,464
2,181	Fastenal Co.	102,441
4,090	Granite Construction, Inc.	260,492
18,350	Japan Steel Works Ltd.	465,105
15,570	JELD-WEN Holding, Inc.*	574,222
17,400	JGC Corp.	291,841
7,095	Kubota Corp.	133,496
518	Masonite International Corp.*	34,758
4,710	Middleby Corp.*	545,889
34,294	Milacron Holdings Corp.*	615,577
6,055	NOW, Inc.*	75,809
7,153	PGT Innovations, Inc.*	100,857
10,638	Rexel S.A.	189,697
6,286	Vinci S.A.	615,887
2,400	WESCO International, Inc.*	151,560

		7,634,120

	Commercial & Professional Services - 0.4%
13,444	Clean Harbors, Inc.*	719,389
151,050	Hays plc	373,914

		1,093,303

	Consumer Durables & Apparel - 0.1%
2,357	Lennar Corp. Class A	131,214
16,222	TRI Pointe Group, Inc.*	286,967

		418,181

	Diversified Financials - 0.4%
2,555,870	G-Resources Group Ltd.*	33,744

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.2% - (continued)
	Diversified Financials - 0.4% - (continued)
5,785	Julius Baer Group Ltd.*	$342,169
37,413	UBS Group AG*	636,511
40,636	Uranium Participation Corp.*	110,559

		1,122,983

	Energy - 34.8%
29,708	Anadarko Petroleum Corp.	1,466,684
2,411	Antero Midstream GP L.P.	45,110
3,857	Apache Corp.	159,564
1,694	Baytex Energy Corp.*	4,675
607,324	BP plc	4,119,271
40,187	BP plc ADR	1,634,405
497,669	Buru Energy Ltd.*	100,936
19,369	Cabot Oil & Gas Corp.	536,521
17,429	Calfrac Well Services Ltd.*	70,251
119	California Resources Corp.*	1,313
26,030	Callon Petroleum Co.*	288,673
13,042	Cameco Corp.	105,945
46,479	Canadian Natural Resources Ltd.	1,621,987
6,282	Cenovus Energy, Inc.	60,965
11,423	Centennial Resource Development, Inc. Class A*	221,949
12,989	Cheniere Energy, Inc.*	607,106
62,932	Chevron Corp.	7,293,189
3,250	Cimarex Energy Co.	380,022
881,250	CNOOC Ltd.	1,203,252
9,933	Concho Resources, Inc.*	1,333,108
43,581	ConocoPhillips	2,229,168
2,550	Continental Resources, Inc.*	103,810
28,188	Cosan Ltd. Class A	244,954
5,390	Denbury Resources, Inc.*	6,630
4,105	Devon Energy Corp.	151,474
5,222	Diamondback Energy, Inc.*	559,590
17,085	Enbridge, Inc.	656,934
62,200	Encana Corp.	727,539
148,569	Eni S.p.A.	2,428,808
13,407	Eni S.p.A. ADR	437,739
2,530	Ensco plc Class A	13,637
35,038	EOG Resources, Inc.	3,499,245
3,498	EQT Corp.	218,765
8,067	Extraction Oil & Gas, Inc.*	128,669
147,156	Exxon Mobil Corp.	12,265,453
13,615	Fugro N.V.*	175,508
445,671	Gazprom PJSC ADR	1,914,341
4,616	Halliburton Co.	197,288
24,419	Hess Corp.	1,078,343
5,689	Husky Energy, Inc.*	73,731
3,340	Imperial Oil Ltd.	108,149
177,322	Inpex Corp.	1,898,619
18,235	Jagged Peak Energy, Inc.*	253,284
18,910	Japan Petroleum Exploration Co., Ltd.	390,213
21,441	KazMunaiGas Exploration Production JSC GDR	219,770
23,520	Laredo Petroleum, Inc.*	280,358
39,535	Lukoil PJSC ADR	2,100,035
8,171	Marathon Oil Corp.	116,192
2,109	Marathon Petroleum Corp.	125,992
3,171	Murphy Oil Corp.	84,824
6,061	Nabors Industries Ltd.	34,123
1,148	National Oilwell Varco, Inc.	39,250
61,721	Newfield Exploration Co.*	1,900,390

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.2% - (continued)
	Energy - 34.8% - (continued)
3,454	Noble Energy, Inc.	$96,263
6,394	Novatek PJSC GDR	729,783
58,440	Occidental Petroleum Corp.	3,773,471
173,443	Origin Energy Ltd.*	1,056,352
60,179	Painted Pony Energy Ltd.*	126,413
25,098	Parsley Energy, Inc. Class A*	667,607
5,652	Pembina Pipeline Corp.	186,852
289,813	Petroleo Brasileiro S.A. ADR*	3,034,549
3,494	Phillips 66	318,234
14,419	Pioneer Natural Resources Co.	2,158,092
4,131	Plains GP Holdings L.P. Class A*	84,272
864	PrairieSky Royalty Ltd.	22,998
17,369	ProPetro Holding Corp.*	264,530
176,256	PTT Exploration & Production PCL	457,618
16,840	QEP Resources, Inc.*	150,718
40,936	Raging River Exploration, Inc.*	241,472
30,363	Range Resources Corp.	549,874
1,464	Resolute Energy Corp.*	43,964
7,450	Rice Energy, Inc.*	211,207
199,782	Royal Dutch Shell plc Class A	6,289,094
34,474	Royal Dutch Shell plc Class A, ADR	2,172,896
111,505	Royal Dutch Shell plc Class B	3,590,156
9,571	Royal Dutch Shell plc Class B, ADR	625,561
183,532	Saipem S.p.A.*	771,489
583	Schlumberger Ltd.	37,312
5,372	Schoeller-Bleckmann Oilfield Equipment AG*	501,482
5,520	Select Energy Services, Inc. Class A*	89,866
2,333	Seven Generations Energy Ltd. Class A*	35,227
82,703	Snam S.p.A.	422,268
8,600	SRC Energy, Inc.*	82,044
88,595	Statoil ASA	1,800,030
17,960	Statoil ASA ADR	364,768
101,228	Suncor Energy, Inc.	3,437,703
123,160	Surgutneftegas OJSC ADR	615,542
7,749	Targa Resources Corp.	321,583
3,954	Tenaris S.A. ADR	107,746
78,184	Tidewater Midstream and Infrastructure Ltd.	83,026
51,442	Total S.A.	2,867,279
53,136	Total S.A. ADR	2,960,738
1,863	Tourmaline Oil Corp.*	34,095
18,902	TransCanada Corp.	897,409
13,736	Trican Well Service Ltd.*	51,639
1,759	Valero Energy Corp.	138,767
3,464	Vermilion Energy, Inc.	118,223
98,282	Weatherford International plc*	341,039
69,783	Whiting Petroleum Corp.*	419,396
36,796	Woodside Petroleum Ltd.	867,393
15,313	WPX Energy, Inc.*	172,731
121,239	Z Energy Ltd.	611,496

		100,920,018

	Food & Staples Retailing - 0.3%
6,373	Alimentation Couche-Tard, Inc. Class B	298,816
1,102	Andersons, Inc.	41,270
149,172	J Sainsbury plc	480,367

		820,453

	Food, Beverage & Tobacco - 1.5%
4,984	Adecoagro S.A.*	50,637
6,888	AGT Food & Ingredients, Inc.	123,494
4,388	Archer-Daniels-Midland Co.	179,338

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.2% - (continued)
	Food, Beverage & Tobacco - 1.5% - (continued)
50,832	Astra Agro Lestari Tbk PT	$54,627
21,863	Australian Agricultural Co., Ltd.*	24,629
3,723	Bakkafrost P/F	166,359
31,455	BRF S.A.*	425,483
149,695	Bumitama Agri Ltd.	86,757
2,138	Bunge Ltd.	147,052
122,315	China Agri-Industries Holdings Ltd.	59,778
6,561	Darling Ingredients, Inc.*	119,738
4,378	Dean Foods Co.	42,686
127,620	Felda Global Ventures Holdings Bhd	57,561
106,215	First Resources Ltd.	153,542
1,681	Fresh Del Monte Produce, Inc.	74,821
4,319	Glanbia plc	83,464
166,530	Golden Agri-Resources Ltd.	48,266
6,987	GrainCorp Ltd. Class A	45,508
1,045	Hokuto Corp.	18,246
2,948	Ingredion, Inc.	369,532
40,480	IOI Corp. Bhd	42,658
94,975	JBS S.A.	218,907
3,601	Kernel Holding S.A.	48,377
21,680	Kuala Lumpur Kepong Bhd	125,978
5,370	MHP SE GDR	60,144
48,540	Minerva S.A.	170,639
18,126	NEW Zealand King Salmon Investments Ltd.	28,032
3,480	NH Foods Ltd.	100,102
2,315	Norway Royal Salmon ASA	44,923
4,014	Origin Enterprises plc	31,795
1,018	Pilgrim’s Pride Corp.*	32,352
4,550	Prima Meat Packers Ltd.	29,732
3,269	S&W Seed Co.*	10,461
7,144	Salmar ASA	212,998
34,610	Sao Martinho S.A.	194,776
2,200	Select Harvests Ltd.	7,913
13,264	Tate & Lyle plc	113,941
1,128	Tyson Foods, Inc. Class A	82,242
164,310	Wilmar International Ltd.	408,877

		4,296,365

	Insurance - 0.8%
30,636	Assicurazioni Generali S.p.A.	557,568
23,785	Dai-ichi Life Holdings, Inc.	454,244
896,701	Shin Kong Financial Holding Co., Ltd.	286,920
35,814	Storebrand ASA	306,746
39,460	T&D Holdings, Inc.	615,602
21,133	Tongyang Life Insurance Co., Ltd.	166,964

		2,388,044

	Materials - 13.1%
44,112	Acacia Mining plc	105,632
10,125	Agnico Eagle Mines Ltd.	451,879
5,095	Agrium, Inc.	554,680
537	Alcoa Corp.*	25,658
663	Allegheny Technologies, Inc.*	16,694
181,928	Alrosa PJSC	233,943
67,952	Alumina Ltd.	121,941
78,286	Aluminum Corp. of China Ltd. Class H*	62,879
15,359	Anglo American Platinum Ltd.*	427,405
77,683	Anglo American plc	1,465,335
14,490	AngloGold Ashanti Ltd.	133,692
4,128	AngloGold Ashanti Ltd. ADR	38,390
10,426	Antofagasta plc	132,135

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.2% - (continued)
	Materials - 13.1% - (continued)
20,384	ArcelorMittal*	$583,587
1,859	ArcelorMittal South Africa Ltd.*	836
90,037	Barrick Gold Corp.	1,300,979
83,266	BHP Billiton Ltd.	1,714,347
5,000	BHP Billiton Ltd. ADR	204,900
54,576	BHP Billiton plc	988,133
4,570	BHP Billiton plc ADR	165,982
14,259	BlueScope Steel Ltd.	140,380
7,131	Boliden AB	249,526
12,067	Boral Ltd.	66,216
5,991	Buzzi Unicem S.p.A.	166,788
1,553	CAP S.A.	16,874
54,329	Centerra Gold, Inc.*	368,903
28,184	CF Industries Holdings, Inc.	1,070,428
727,150	China BlueChemical Ltd. Class H	217,350
296,771	China Steel Corp.	241,662
11,310	Cia de Minas Buenaventura SAA ADR	155,965
15,256	Cia Siderurgica Nacional S.A.*	39,314
735	Cleveland-Cliffs, Inc.*	4,381
128	Daido Steel Co., Ltd.	8,110
3,415	Domtar Corp.	161,598
147,717	Eldorado Gold Corp.	184,664
37,216	Eregli Demir ve Celik Fabrikalari T.A.S.	87,463
3,348	Feng Hsin Steel Co. Ltd.	5,786
22,625	Fertilizantes Heringer S.A.*	18,120
19,399	First Quantum Minerals Ltd.	216,981
1,598	FMC Corp.	148,390
40,134	Fortescue Metals Group Ltd.	142,701
8,177	Franco-Nevada Corp.	649,581
38,276	Freeport-McMoRan, Inc.*	535,098
10,435	Fresnillo plc	180,466
318,550	Glencore plc*	1,536,430
162,671	Gold Fields Ltd.	647,526
10,422	Gold Fields Ltd. ADR	41,375
40,473	Goldcorp, Inc.	528,577
98,837	Grupo Mexico S.A.B. de C.V. Series B	321,436
1,277	Hecla Mining Co.	6,027
27,150	Hindalco Industries Ltd.	112,188
5,155	Hitachi Metals Ltd.	66,782
2,109	Hyundai Steel Co.	108,392
110,536	Impala Platinum Holdings Ltd.*	306,712
3,829	Industrias CH S.A.B. de C.V. Series B*	15,259
6,524	Industrias Penoles S.A.B. de C.V.	152,111
10,087	International Paper Co.	577,682
7,352	Intrepid Potash, Inc.*	29,555
1,421	Jastrzebska Spolka Weglowa S.A.*	38,219
13,217	JFE Holdings, Inc.	284,050
35,075	Jiangxi Copper Co., Ltd. Class H	56,006
28,250	JSR Corp.	547,622
16,787	JSW Steel Ltd.	67,072
5,474	KapStone Paper & Packaging Corp.	122,946
3,851	KGHM Polska Miedz S.A.	130,167
147,498	Kinross Gold Corp.*	582,617
6,983	Kobe Steel Ltd.*	58,956
232	Korea Zinc Co., Ltd.	106,123
396	Koza Altin Isletmeleri AS*	3,440
2,600	Kumiai Chemical Industry Co., Ltd.	17,677
14,565	Kyoei Steel Ltd.	255,732
10,044	LafargeHolcim Ltd.*	567,133
29	Lonmin plc*	39
1,100	Maruichi Steel Tube Ltd.	33,606

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.2% - (continued)
	Materials - 13.1% - (continued)
2,941	Mitsubishi Materials Corp.	$111,829
14,096	MMC Norilsk Nickel PJSC ADR	259,395
7,045	Monsanto Co.	853,150
46,649	Mosaic Co.	1,042,139
36,434	Newcrest Mining Ltd.	622,934
40,136	Newmont Mining Corp.	1,451,318
20,183	Nippon Steel & Sumitomo Metal Corp.	483,897
33,502	Norsk Hydro ASA	259,250
2,878	Northam Platinum Ltd.*	10,713
1,700	Northern Star Resources Ltd.	6,761
2,386	Novolipetsk Steel PJSC GDR	55,009
453	Novozymes AS Class B	25,030
9,684	Nucor Corp.	560,026
7,702	Nufarm Ltd.	53,593
2,225	OCI N.V.*	52,783
2,295	OZ Minerals Ltd.	14,172
7,242	Pacific Metals Co., Ltd.*	216,547
733	Packaging Corp. of America	85,226
37,519	Petra Diamonds Ltd.*	38,370
1,870	POSCO	545,078
39,860	Potash Corp. of Saskatchewan, Inc.	775,819
4,273	Randgold Resources Ltd. ADR	419,908
143,080	Resolute Mining Ltd.	112,212
11,234	Rio Tinto Ltd.	598,618
31,963	Rio Tinto plc	1,510,591
7,186	Rio Tinto plc ADR	344,425
993	Royal Bafokeng Platinum Ltd.*	2,290
9,051	Salzgitter AG	437,910
4,681	Severstal PJSC GDR	71,393
74,742	Sibanye-Stillwater	96,764
763	Sims Metal Management Ltd.	7,737
225,505	Sinofert Holdings Ltd.*	39,920
140,066	South32 Ltd.	365,842
3,801	South32 Ltd. ADR	49,497
2,557	Southern Copper Corp.	109,823
1,370	SSAB AB Class B*	5,523
6,187	Steel Dynamics, Inc.	230,218
6,750	Sumitomo Metal Mining Co., Ltd.	266,298
8,716	Tata Steel Ltd.	94,791
16,239	Teck Resources Ltd. Class B	331,879
9,885	ThyssenKrupp AG	265,176
34,260	Tokyo Steel Manufacturing Co., Ltd.	295,906
23,564	Turquoise Hill Resources Ltd.*	71,965
840	United States Steel Corp.	21,269
80,206	Vale S.A.	787,030
36,884	Vedanta Ltd.	189,351
3,437	Vicat S.A.	265,878
2,998	Voestalpine AG	164,825
154,164	Western Areas Ltd.	328,896
21,198	Wheaton Precious Metals Corp.	439,647
44,083	Yamana Gold, Inc.	114,470
11,073	Yamato Kogyo Co., Ltd.	296,192
17,787	Yara International ASA	844,752
288,465	Zijin Mining Group Co., Ltd. Class H	99,826

		37,931,090

	Media - 0.2%
14,832	Comcast Corp. Class A	534,397

	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
1,906	Genus plc	59,514

The accompanying notes are an integral part of these financial statements.

20

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.2% - (continued)
	Real Estate - 0.6%
5,035	American Tower Corp. REIT	$723,378
7,512	Equity LifeStyle Properties, Inc. REIT	664,662
19,240	Five Point Holdings LLC Class A*	247,234

		1,635,274

	Retailing - 0.2%
110	Home Depot, Inc.	18,236
2,722	Murphy USA, Inc.*	202,408
14,445	Xebio Holdings Co., Ltd.	276,525

		497,169

	Semiconductors & Semiconductor Equipment - 0.1%
6,985	Tokyo Seimitsu Co., Ltd.	277,683

	Software & Services - 0.2%
77,090	Fujitsu Ltd.	600,723

	Telecommunication Services - 0.5%
151,396	BT Group plc	521,640
15,869	KT Corp.	416,497
26,831	NTT DOCOMO, Inc.	649,813

		1,587,950

	Transportation - 1.1%
7,469	Canadian National Railway Co.	601,005
7,697	Covenant Transportation Group, Inc. Class A*	228,601
11,754	D/S Norden A/S*	244,179
2,205	Flughafen Zurich AG	479,534
2,532	Genesee & Wyoming, Inc. Class A*	181,747
2,370	J.B. Hunt Transport Services, Inc.	252,144
5,380	Knight-Swift Transportation Holdings, Inc.*	223,001
8,853	Marten Transport Ltd.	173,961
1,016,200	Pacific Basin Shipping Ltd.*	232,048
106,672	PostNL N.V.	454,635
1,940	Schneider National, Inc. Class B	50,809

		3,121,664

	Utilities - 4.0%
13,913	Avangrid, Inc.	719,720
180,702	Centrica plc	407,513
753,620	China Longyuan Power Group Corp. Ltd. Class H	558,877
60,578	CK Infrastructure Holdings Ltd.	527,457
62,196	E.ON SE	736,677
106,579	Enel S.p.A.	660,968
46,871	Engie S.A.	792,212
97,042	ENN Energy Holdings Ltd.	712,124
10,701	GAIL India Ltd. GDR	471,379
348,816	Guangdong Investment Ltd.	505,368
1,161,828	Huaneng Renewables Corp. Ltd. Class H	399,558
96,770	Iberdrola S.A.	781,999
6,684	Innogy SE(1)	310,846
1,107	NextEra Energy Partners L.P.	43,549
5,405	NextEra Energy, Inc.	838,153
110,317	NTPC Ltd.	308,925
12,872	Osaka Gas Co., Ltd.	249,318
5,107	Sempra Energy	600,073
16,631	Severn Trent plc	466,323
32,187	SSE plc	591,143
16,294	UGI Corp.	779,831

		11,462,013

	Total Common Stocks (cost $164,785,239)	$183,055,983

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 0.4%
		Construction Materials - 0.0%
$	125,000	Standard Industries, Inc. 5.38%, 11/15/2024(5)	$131,862

		Electric - 0.0%
	100,000	Abu Dhabi National Energy Co. PJSC 6.25%, 09/16/2019(5)	106,623

		Home Builders - 0.1%
	100,000	Lennar Corp. 4.88%, 12/15/2023	105,750
	30,000	Toll Brothers Finance Corp. 4.00%, 12/31/2018	30,450

			136,200

		Iron/Steel - 0.0%
	75,000	AK Steel Corp. 7.63%, 10/01/2021	77,813

		Mining - 0.1%
	100,000	First Quantum Minerals Ltd 7.00%, 02/15/2021(5)	103,750
	125,000	Teck Resources Ltd. 8.50%, 06/01/2024(1)	143,125

			246,875

		Oil & Gas - 0.2%
	25,000	Anadarko Petroleum Corp. 4.50%, 07/15/2044	24,414
GBP	100,000	Gazprom OAO Via Gaz Capital S.A. 5.34%, 09/25/2020(5)	142,787
$	50,000	Hess Corp. 5.60%, 02/15/2041	52,310
	50,000	Matador Resources Co. 6.88%, 04/15/2023	52,875
	50,000	Newfield Exploration Co. 5.63%, 07/01/2024	54,062
	50,000	Occidental Petroleum Corp. 4.40%, 04/15/2046	54,025
	53,000	Petrobras Global Finance B.V. 5.30%, 01/27/2025(1)	53,172
	50,000	RSP Permian, Inc. 6.63%, 10/01/2022	52,563

			486,208

		Pipelines - 0.0%
	9,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.65%, 06/01/2022	9,099
	60,000	Sunoco Logistics Partners Operations L.P. 5.95%, 12/01/2025	68,180

			77,279

		Total Corporate Bonds (cost $1,234,144)	$1,262,860

FOREIGN GOVERNMENT OBLIGATIONS - 1.4%
		Argentina - 0.1%
ARS	2,400,000	Argentina Politica Monet 27.15%, 06/21/2020(6)(7)	$145,376
EUR	125,000	Argentine Republic Government International Bond 5.00%, 01/15/2027(5)	146,881

			292,257

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 1.4% - (continued)
		Canada - 0.1%
CAD	471,237	Canadian Government Real Return Bond 4.25%, 12/01/2021(8)	$426,093

		Germany - 0.0%
EUR	77,215	Deutschland I/L Bond 0.10%, 04/15/2046(5)(8)	103,611

		Italy - 0.1%
	177,251	Italy Buoni Poliennali Del Tesoro 1.25%, 09/15/2032(1)(5)(8)	213,139

		Japan - 0.3%
JPY	97,640,400	Japanese Government CPI Linked Bond 0.10%, 03/10/2026(8)	900,862

		Mexico - 0.2%
		Mexican Udibonos
MXN	8,238,661	2.00%, 06/09/2022(8)	406,954
	2,161,926	4.00%, 11/08/2046(8)	117,518

			524,472

		New Zealand - 0.1%
NZD	256,275	New Zealand Government Bond 2.50%, 09/20/2035(5)(8)	190,103

		Oman - 0.1%
$	200,000	Oman Government International Bond 5.38%, 03/08/2027(5)	205,277

		Qatar - 0.1%
	200,000	Qatar Government International Bond 3.25%, 06/02/2026(5)	195,400

		Russia - 0.2%
RUB	40,008,418	Russian Federal Inflation Linked Bond 2.50%, 08/16/2023(8)	659,653

		Thailand - 0.1%
THB	7,908,602	Thailand Government Bond 1.20%, 07/14/2021(5)(8)	237,197

		Total Foreign Government Obligations (cost $3,881,214)	$3,948,064

U.S. GOVERNMENT SECURITIES - 18.1%
		U.S. Treasury Securities - 18.1%
		U.S. Treasury Bonds - 5.2%
$	1,724,957	0.75%, 02/15/2042(8)	$1,669,083
	484,772	0.75%, 02/15/2045(8)	463,451
	1,694,525	0.88%, 02/15/2047(8)	1,672,657
	113,970	1.00%, 02/15/2046(8)	115,863
	1,696,858	1.38%, 02/15/2044(8)	1,874,737
	647,676	1.75%, 01/15/2028(8)	723,912
	2,783,003	2.00%, 01/15/2026(8)	3,122,653
	1,107,026	2.38%, 01/15/2025(8)	1,261,600
	578,241	2.38%, 01/15/2027(8)	674,184
	2,943,672	2.50%, 01/15/2029(8)	3,545,822

			15,123,962

		U.S. Treasury Notes - 12.9%
	654,806	0.13%, 04/15/2019(8)	656,493
	2,253,891	0.13%, 04/15/2020(8)	2,261,801
	492,010	0.13%, 04/15/2021(8)	492,865
	1,795,115	0.13%, 01/15/2022(8)	1,797,631
	353,280	0.13%, 04/15/2022(8)	352,727
	26,689	0.13%, 07/15/2022(8)	26,777

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 18.1% - (continued)
		U.S. Treasury Notes - 12.9% - (continued)
$	5,501,850	0.13%, 01/15/2023(8)(9)	$5,478,500
	1,576,700	0.13%, 07/15/2024(8)	1,558,129
	921,756	0.13%, 07/15/2026(8)	895,715
	4,617,518	0.25%, 01/15/2025(8)	4,566,128
	1,977,940	0.38%, 07/15/2023(8)(9)	1,999,565
	1,397,550	0.38%, 07/15/2025(8)	1,396,009
	1,219,551	0.38%, 01/15/2027(8)	1,203,092
	426,526	0.38%, 07/15/2027(8)	421,633
	898,618	0.63%, 07/15/2021(8)	921,644
	5,760,469	0.63%, 01/15/2024(8)	5,868,966
	1,704,750	0.63%, 01/15/2026(8)	1,725,605
	953,954	1.13%, 01/15/2021(8)	989,730
	2,476,499	1.25%, 07/15/2020(8)	2,575,488
	510,867	1.38%, 01/15/2020(8)	528,046
	1,457,889	2.13%, 01/15/2019(8)	1,499,139

			37,215,683

			52,339,645

		Total U.S. Government Securities (cost $52,461,966)	$52,339,645

CONVERTIBLE BONDS - 0.1%
		Commercial Services - 0.1%
	200,000	DP World Ltd. 1.75%, 06/19/2024(5)	$210,750

		Electrical Components & Equipment - 0.0%
	84,000	SunPower Corp. 0.88%, 06/01/2021	66,308

		Oil & Gas - 0.0%
	139,000	PDC Energy, Inc. 1.13%, 09/15/2021	135,699
	93,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	14,647

			150,346

		Total Convertible Bonds (cost $442,511)	$427,404

EXCHANGE-TRADED FUNDS - 1.7%
		Other Investment Pools & Funds - 1.7%
	119,638	PowerShares Senior Loan Portfolio	$2,766,030
	98,500	VanEck Vectors Gold Miners ETF	2,214,280

			4,980,310

		Total Exchange-Traded Funds (cost $5,154,160)	$4,980,310

PREFERRED STOCKS - 0.2%
		Materials - 0.0%
	24,554	Gerdau S.A. 0.04%	$82,190

		Telecommunication Services - 0.1%
	15,000	Telefonica Brasil S.A. 2.17%	231,559

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 0.2% - (continued)
	Utilities - 0.1%
27,100	Cia Paranaense de Energia 1.94%	$207,021

	Total Preferred Stocks (cost $461,861)	$520,770

CONVERTIBLE PREFERRED STOCKS - 0.1%
	Energy - 0.1%
1,750	Hess Corp. 8.00%	$96,600
1,900	WPX Energy, Inc. Series A 6.25%	97,280

		193,880

	Total Convertible Preferred Stocks (cost $191,300)	$193,880

	Total Long-Term Investments (cost $228,612,395)	$246,728,916

SHORT-TERM INVESTMENTS - 14.4%
	Other Investment Pools & Funds - 14.4%
41,673,121	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(10)	$41,673,121

	Total Short-Term Investments (cost $41,673,121)	$41,673,121

Total Investments Excluding Purchased Options (cost $270,285,516)	99.6%	$288,402,037

Total Purchased Options (cost $205,192)	0.0%	$20,229

Total Investments (cost $270,490,708)	99.6%	$288,422,266
Other Assets and Liabilities	0.4%	1,206,084

Total Net Assets	100.0%	$289,628,350

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global Real-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2017, the Fund invested 21.1% of its total assets in the Subsidiary.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $936,164, which represented 0.3% of total net assets.

(2)	Investment valued using significant unobservable inputs.

(3)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $1,032, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $1,032, which represents 0.0% of total net assets.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $1,987,380, which represented 0.7% of total net assets.

(6)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2017.

(7)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(8)	The principal amount for these securities is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(10)	Current yield as of period end.

OTC Option Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
BBG Industrial Metals Index	GSC	109.00 USD	11/01/17	8,321	USD	8,321	$—	$19,412	$(19,412)
USD Put/RUB Call	GSC	54.00 RUB per USD	12/12/17	17,260,378	USD	17,260,378	829	155,309	(154,480)

Total Puts						17,268,699	$829	$174,721	$(173,892)

Total purchased option contracts						17,268,699	$829	$174,721	$(173,892)

The accompanying notes are an integral part of these financial statements.

24

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Exchange-Traded Option Contracts Outstanding at October 31, 2017
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Corn Future Option	360.00 USD	11/24/17	28	USD	140,000	$1,400	$3,564	$(2,164)
Crude Oil Future Option	60.00 USD	11/15/17	30	USD	30,000	1,800	10,684	(8,884)
LME Primary Aluminum Future Option(2)	2,200.00 USD	03/07/18	8	USD	200	16,200	16,224	(24)

Total Calls					170,200	$19,400	$30,472	$(11,072)

Total purchased option contracts					170,200	$19,400	$30,472	$(11,072)

Written option contracts:
Calls
LME Primary Aluminum Future Option(2)	2,500.00 USD	03/07/18	(8)	USD	(200)	$(3,470)	$(3,446)	$(24)

Total written option contracts					(200)	$(3,470)	$(3,446)	$(24)

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value† and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	18	11/27/2017	$35,640	$12,756
Brent Crude Oil Future	83	11/30/2017	5,058,020	279,089
Brent Crude Oil Future	21	12/28/2017	1,273,860	72,332
Brent Crude Oil Future	10	01/26/2018	15,400	2,887
Coco A Future	28	03/14/2018	584,920	(4,938)
Coffee ‘C’ Future	25	03/19/2018	1,205,625	(34,271)
Corn Future	181	12/14/2017	3,129,038	(318,326)
Cotton No. 2 Future	9	03/07/2018	307,530	3,871
Gasoline RBOB Future	15	12/29/2017	1,078,875	48,652
Gold 100oz Future	15	12/27/2017	1,905,750	(47,053)
KC Hard Red Winter Wheat Future	68	12/14/2017	1,416,100	(132,699)
LME Copper Future	21	12/18/2017	3,586,406	25,444
LME Lead Future	9	12/18/2017	542,025	11,943
LME Nickel Future	19	12/18/2017	1,399,635	85,074
LME Primary Aluminum Future	86	12/18/2017	4,627,875	222,468
LME Primary Aluminum Future	2	12/17/2018	110,250	3,185
LME Zinc Future	16	11/13/2017	1,323,600	110,993
LME Zinc Future	30	12/18/2017	2,467,500	267,045
LME Zinc Future	15	03/19/2018	1,217,625	21,371
Lean Hogs Future	18	12/14/2017	489,600	60,631
Live Cattle Future	11	12/29/2017	552,750	8,373
NY Harbor ULSD Future	22	11/30/2017	1,737,582	37,353
NY Harbor ULSD Future	15	12/29/2017	1,184,652	53,894
Natural Gas Future	21	11/28/2017	608,160	(45,140)
Natural Gas Future	23	01/29/2018	696,900	(66,751)
Natural Gas Future	23	03/27/2018	658,260	(10,219)
Natural Gas Future	4	12/27/2017	121,040	(15,807)
Silver Future	16	12/27/2017	1,335,440	(83,598)
Soybean Future	36	01/12/2018	1,772,550	4,227
Soybean Meal Future	57	12/14/2017	1,777,260	70,745
Soybean Oil Future	12	12/14/2017	250,200	14,637
Sugar No. 11 Future	42	02/28/2018	693,370	(3,879)
Sugar No. 11 Future	41	04/30/2018	680,534	22,412
U.S. Treasury 10-Year Note Future	7	12/19/2017	874,563	(7,497)
U.S. Treasury 5-Year Note Future	4	12/29/2017	468,750	336

The accompanying notes are an integral part of these financial statements.

25

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Futures Contracts Outstanding at October 31, 2017 - continued
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value† and Unrealized Appreciation/ (Depreciation)
Long position contracts: - (continued)
Uranium Future	104	12/22/2017	$521,300	$(18,384)
WTI Crude Future	16	11/20/2017	870,080	16,280
WTI Crude Future	13	02/20/2018	711,360	78,634
WTI Crude Future	36	11/19/2018	1,908,000	36,183
Wheat Future	14	12/14/2017	292,950	(28,928)

Total				$753,325

Short position contracts:
10-Year Mini JGB Future	1	12/12/2017	$132,351	$278
Brent Crude Oil Future	10	01/26/2018	5,300	(1,213)
Brent Crude Oil Future	1	10/31/2018	58,470	(8,502)
Cattle Feeder Future	27	03/29/2018	2,107,013	(73,643)
Corn Future	26	07/13/2018	488,800	5,640
Gasoline RBOB Future	17	02/28/2018	1,232,364	(157,270)
ICE NewCastle Coal Future	2	01/26/2018	195,600	(19,474)
ICE NewCastle Coal Future	2	02/23/2018	194,900	(18,774)
ICE NewCastle Coal Future	5	03/29/2018	482,500	(21,110)
ICE NewCastle Coal Future	4	11/24/2017	399,600	(102,743)
ICE NewCastle Coal Future	4	12/29/2017	394,400	(97,543)
ICE Rotterdam Coal Future	3	11/24/2017	284,400	(53,254)
ICE Rotterdam Coal Future	3	12/29/2017	282,300	(51,154)
LME Copper Future	3	12/18/2017	512,344	(17,040)
LME Lead Future	1	12/18/2017	60,225	(1,070)
LME Nickel Future	1	12/18/2017	73,665	(6,970)
LME Primary Aluminum Future	27	12/18/2017	1,452,938	(137,155)
LME Primary Aluminum Future	20	12/17/2018	1,102,500	(63,958)
LME Zinc Future	16	11/13/2017	1,323,600	(73,380)
LME Zinc Future	30	12/18/2017	2,467,500	(93,542)
Live Cattle Future	12	02/28/2018	621,840	(16,837)
Long Gilt Future	2	12/27/2017	330,258	6,864
Natural Gas Future	1	12/27/2019	31,140	(2,773)
Natural Gas Future	1	01/29/2020	30,900	(2,533)
Natural Gas Future	1	02/26/2020	30,350	(1,983)
Natural Gas Future	2	03/27/2020	54,760	1,973
Natural Gas Future	2	04/28/2020	54,240	2,493
Natural Gas Future	2	05/27/2020	54,720	2,013
Natural Gas Future	2	06/26/2020	55,260	1,473
Natural Gas Future	2	07/29/2020	55,500	1,233
Natural Gas Future	2	08/27/2020	55,500	1,233
Natural Gas Future	2	09/28/2020	56,020	713
Natural Gas Future	2	10/28/2020	57,380	(647)
Natural Gas Future	1	11/25/2020	30,190	(1,823)
Robusta Coffee Future	14	01/31/2018	262,920	9,683
U.S. Treasury Ultra Long Term Bond Future	10	12/19/2017	1,647,813	19,638

Total				$(971,157)

Total futures contracts				$(217,832)

The accompanying notes are an integral part of these financial statements.

26

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

OTC Total Return Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Bloomberg Industrial Metal Subindex	BCLY	USD	476,790	1.00%	03/29/18	Monthly	$—	$—	$—	$0
Bloomberg Silver Subindex	BCLY	USD	427,392	(0.07%)	04/30/18	Monthly	—	—	—	0
Bloomberg Soybean Meal Subindex	BCLY	USD	318,275	(0.24%)	04/30/18	Monthly	—	—	—	0
Bloomberg Soybean Meal Subindex	BCLY	USD	210,529	(0.30%)	02/15/18	Monthly	—	—	(59)	(59)
Bloomberg Wheat Subindex	BCLY	USD	257,647	—	04/30/18	Monthly	—	—	—	0
Cotton No. 2 Future	GSC	USD	248,168	—	12/06/17	Maturity	—	—	8,838	8,838
Live Cattle Future	JPM	USD	575,760	—	04/06/18	Maturity	—	—	(36,600)	(36,600)
S&P GSCI OCI Industrial Metals	GSC	USD	311,697	(1.00%)	11/30/17	Monthly	—	—	—	0
Silver Spot Index	GSC	USD	183,163	—	11/29/17	Maturity	—	—	(4,228)	(4,228)
Uranium 308 Physical Spot	GSC	USD	247,189	—	12/31/18	Maturity	—	—	(6,789)	(6,789)

Total							$—	$—	$(38,838)	$(38,838)

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
836,000	BRL	255,119	USD	DEUT	11/03/17	$303	$—
897,000	BRL	285,151	USD	GSC	11/03/17	—	(11,092)
61,000	BRL	18,695	USD	GSC	12/04/17	—	(132)
24,000	EUR	28,388	USD	DEUT	11/30/17	—	(385)
1,695,000	JPY	14,903	USD	BCLY	11/30/17	23	—
29,800,000	KZT	88,622	USD	BCLY	11/30/17	—	(279)
13,470,000	MXN	700,477	USD	CBK	11/30/17	—	(1,726)
46,900,000	NOK	5,733,164	USD	DEUT	11/30/17	12,913	—
2,050,000	NOK	250,856	USD	CBK	11/30/17	305	—
365,000	PEN	112,706	USD	DEUT	11/30/17	—	(573)
1,040,000	RUB	17,886	USD	BCLY	11/30/17	—	(192)
6,000	TRY	1,572	USD	JPM	11/30/17	—	(4)
7,638	USD	10,000	AUD	BCLY	11/30/17	—	(13)
260,643	USD	836,000	BRL	DEUT	11/03/17	5,221	—
18,769	USD	61,000	BRL	GSC	11/03/17	132	—
255,119	USD	836,000	BRL	GSC	11/03/17	—	(303)
430,036	USD	555,000	CAD	DEUT	11/30/17	—	(270)
475,498	USD	402,000	EUR	DEUT	11/30/17	6,453	—
249,315	USD	215,000	EUR	CBK	11/30/17	—	(1,543)
5,731,882	USD	4,940,000	EUR	DEUT	11/30/17	—	(32,009)
1,563,530	USD	1,193,000	GBP	SSG	11/30/17	—	(22,337)
906,971	USD	103,152,000	JPY	BCLY	11/30/17	—	(1,407)
380,920	USD	7,325,000	MXN	CBK	11/30/17	939	—
193,663	USD	283,000	NZD	SSG	11/30/17	119	—
558,009	USD	32,446,000	RUB	BCLY	11/30/17	6,000	—
234,600	USD	7,777,000	THB	JPM	11/30/17	480	—
21,243,000	ZAR	1,484,334	USD	SCB	11/30/17	9,822	—

Total						$42,710	$(72,265)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KZT	Kazakhstani Tenge
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
GSCI	Goldman Sachs Commodity
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
JSC	Joint Stock Company
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

28

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$777,945	$85,438	$692,507		$—
Banks	5,877,094	291,564	5,585,530		—
Capital Goods	7,634,120	4,491,537	3,141,551		1,032
Commercial & Professional Services	1,093,303	719,389	373,914		—
Consumer Durables & Apparel	418,181	418,181	—		—
Diversified Financials	1,122,983	144,303	978,680		—
Energy	100,920,018	67,069,089	33,850,929		—
Food & Staples Retailing	820,453	340,086	480,367		—
Food, Beverage & Tobacco	4,296,365	2,806,255	1,490,110		—
Insurance	2,388,044	—	2,388,044		—
Materials	37,931,090	16,830,781	21,100,309		—
Media	534,397	534,397	—		—
Pharmaceuticals, Biotechnology & Life Sciences	59,514	59,514	—		—
Real Estate	1,635,274	1,635,274	—		—
Retailing	497,169	220,644	276,525		—
Semiconductors & Semiconductor Equipment	277,683	—	277,683		—
Software & Services	600,723	—	600,723		—
Telecommunication Services	1,587,950	—	1,587,950		—
Transportation	3,121,664	1,711,268	1,410,396		—
Utilities	11,462,013	4,244,917	7,217,096		—
Corporate Bonds	1,262,860	—	1,262,860		—
Foreign Government Obligations	3,948,064	—	3,948,064		—
U.S. Government Securities	52,339,645	—	52,339,645		—
Convertible Bonds	427,404	—	427,404		—
Exchange-Traded Funds	4,980,310	4,980,310	—		—
Preferred Stocks	520,770	520,770	—		—
Convertible Preferred Stocks	193,880	193,880	—		—
Short-Term Investments	41,673,121	41,673,121	—		—
Purchased Options	20,229	19,400	829
Foreign Currency Contracts(2)	42,710	—	42,710		—
Futures Contracts(2)	1,624,049	1,608,406	15,643		—
Swaps - Total Return(2)	8,838	—	8,838		—

Total	$290,097,863	$150,598,324	$139,498,307		$1,032

Liabilities
Foreign Currency Contracts(2)	$(72,265)	$—	$(72,265)		$—
Futures Contracts(2)	(1,841,881)	(1,840,668)	(1,213)		—
Swaps - Total Return(2)	(47,676)	—	(47,676)		—
Written Options	(3,470)	(3,470)	—

Total	$(1,965,292)	$(1,844,138)	$(121,154)	$

(1)	For the year ended October 31, 2017, investments valued at $217,885 were transferred from Level 1 to Level 2 due to the application of a fair valuation model factor; investments valued at $1,223,620 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation model factor and there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

29

Hartford Long/Short Global Equity Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 111.2%
	Automobiles & Components - 2.6%
5,828	Hankook Tire Co., Ltd.	$281,292
19,000	Keihin Corp.	350,288
7,730	Tenneco, Inc.	449,191

		1,080,771

	Banks - 3.0%
9,600	Bank of Kyoto Ltd.	504,164
319,000	Chongqing Rural Commercial Bank Co., Ltd. Class H	216,856
20,268	Sterling Bancorp	507,714

		1,228,734

	Capital Goods - 13.6%
6,586	AGCO Corp.	451,602
12,506	Alstom S.A.	505,946
5,054	Applied Industrial Technologies, Inc.	321,687
7,700	Daifuku Co., Ltd.	375,440
65,700	Hazama Ando Corp.	535,668
27,600	Hino Motors Ltd.	355,240
3,448	Moog, Inc. Class A*	302,596
22,000	Nippo Corp.	459,373
4,518	Rheinmetall AG	536,596
4,139	Teledyne Technologies, Inc.*	703,464
13,540	Terex Corp.	637,869
9,325	Timken Co.	439,674

		5,625,155

	Commercial & Professional Services - 2.3%
9,552	Robert Half International, Inc.	494,507
13,742	TriNet Group, Inc.*	477,122

		971,629

	Consumer Durables & Apparel - 7.6%
22,775	Acushnet Holdings Corp.	420,654
5,679	Carter’s, Inc.	549,330
7,207	Deckers Outdoor Corp.*	491,806
119,000	Haier Electronics Group Co., Ltd.*	313,776
16,724	La-Z-Boy, Inc.	450,712
19,203	Moncler S.p.A.	545,146
51,503	OVS S.p.A.(1)	385,131

		3,156,555

	Consumer Services - 1.8%
7,732	Cheesecake Factory, Inc.	345,930
29,311	Melia Hotels International S.A.	400,941

		746,871

	Diversified Financials - 6.1%
14,274	Banca Generali S.p.A.	469,629
30,631	GAM Holding AG*	477,453
52,312	MFA Financial, Inc. REIT	431,051
27,715	MTGE Investment Corp. REIT	501,641
24,183	Redwood Trust, Inc. REIT	379,915
13,547	Solar Capital Ltd.	287,332

		2,547,021

	Energy - 3.7%
45,235	Enerplus Corp.	414,797
21,300	Japan Petroleum Exploration Co., Ltd.	439,531
34,287	Laredo Petroleum, Inc.*	408,701
100,200	United Tractors Tbk PT	256,180

		1,519,209

Shares or Principal Amount		Market Value†
COMMON STOCKS - 111.2% - (continued)
	Food, Beverage & Tobacco - 2.6%
6,100	Fresh Del Monte Produce, Inc.	$271,511
35,500	Itoham Yonekyu Holdings, Inc.	338,680
3,170	Sanderson Farms, Inc.	474,137

		1,084,328

	Health Care Equipment & Services - 7.5%
15,502	Globus Medical, Inc. Class A*	494,049
10,229	Haemonetics Corp.*	486,491
9,353	HealthSouth Corp.	431,547
9,937	LifePoint Health, Inc.*	478,467
7,734	Molina Healthcare, Inc.*	524,597
20,000	Qualicorp S.A.	213,982
40,234	UDG Healthcare plc	494,023

		3,123,156

	Household & Personal Products - 2.7%
9,577	Nu Skin Enterprises, Inc. Class A	609,193
15,525	Pola Orbis Holdings, Inc.	494,851

		1,104,044

	Insurance - 3.6%
4,339	Assurant, Inc.	436,720
12,907	Assured Guaranty Ltd.	478,850
68,014	Storebrand ASA	582,539

		1,498,109

	Materials - 9.8%
7,494	Cabot Corp.	456,834
62,860	Centerra Gold, Inc.*	426,830
29,332	Graphic Packaging Holding Co.	454,353
13,288	Methanex Corp.	647,560
12,749	Salzgitter AG	616,829
52,200	Tokyo Steel Manufacturing Co., Ltd.	450,854
5,739	Vidrala S.A.	518,914
19,961	Wienerberger AG	512,148

		4,084,322

	Media - 5.1%
3,239	CJ E&M Corp.	244,546
24,819	New York Times Co. Class A	474,043
26,400	Nippon Television Holdings, Inc.	476,537
35,137	Television Francaise	499,564
42,912	UBM plc	400,888

		2,095,578

	Pharmaceuticals, Biotechnology & Life Sciences - 3.5%
6,340	Biohaven Pharmaceutical Holding Co., Ltd.*	190,581
4,176	ICON plc*	496,359
28,943	MiMedx Group, Inc.*	366,997
28,232	Momenta Pharmaceuticals, Inc.*	398,071

		1,452,008

	Real Estate - 10.2%
29,559	Axiare Patrimonio SOCIMI S.A. REIT	554,352
410,412	Beni Stabili S.p.A. SIIQ REIT	363,332
237,300	Corp. Inmobiliaria Vesta S.A.B. de C.V.	293,349
14,140	Corporate Office Properties Trust REIT	451,490
25,059	Entra ASA(1)	345,144
25,000	Kerry Properties Ltd.	112,508
18,903	LaSalle Hotel Properties REIT	533,254
4,662	LEG Immobilien AG	474,892
5,887	Life Storage, Inc. REIT	475,787

The accompanying notes are an integral part of these financial statements.

30

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 111.2% - (continued)
	Real Estate - 10.2% - (continued)
12,274	Potlatch Corp. REIT	$635,793

		4,239,901

	Retailing - 0.9%
47,217	Chico’s FAS, Inc.	377,264

	Semiconductors & Semiconductor Equipment - 6.2%
16,410	ASM Pacific Technology Ltd.	239,429
16,116	Entegris, Inc.	527,799
14,790	First Solar, Inc.*	810,788
6,461	Silicon Motion Technology Corp. ADR	312,842
15,697	Teradyne, Inc.	673,244

		2,564,102

	Software & Services - 4.1%
9,361	GrubHub, Inc.*	571,208
7,491	Mail.Ru Group Ltd. GDR*	243,458
5,998	Momo, Inc. ADR*	182,759
1,575	SINA Corp.*	169,549
4,783	Temenos Group AG*	552,300

		1,719,274

	Technology Hardware & Equipment - 4.7%
5,888	Arrow Electronics, Inc.*	492,178
17,002	Ciena Corp.*	361,633
243,521	E Ink Holdings, Inc.	340,149
56,000	Elite Material Co., Ltd.	223,017
12,900	Hitachi High-Technologies Corp.	539,850

		1,956,827

	Telecommunication Services - 0.7%
36,710	Vonage Holdings Corp.*	298,452

	Transportation - 6.9%
67,300	Aeroflot PJSC	207,148
152,636	Air New Zealand Ltd.	344,826
54,500	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	275,318
123,060	International Container Terminal Services, Inc.	252,038
23,606	JetBlue Airways Corp.*	452,055
6,500	Kirby Corp.*	460,525
14,549	Marten Transport Ltd.	285,888
76,969	Qantas Airways Ltd.	363,265
421,000	Sinotrans Ltd. Class H	202,376

		2,843,439

	Utilities - 2.0%
42,636	ENN Energy Holdings Ltd.	312,876
13,654	Indraprastha Gas Ltd.	334,086
341,719	SJVN Ltd.	187,107

		834,069

	Total Common Stocks (cost $41,713,660)	$46,150,818

EXCHANGE-TRADED FUNDS - 3.5%
	Other Investment Pools & Funds - 3.5%
11,239	iShares Core MSCI EAFE ETF	$733,345
4,849	iShares Russell 2000 ETF	723,761

		1,457,106

	Total Exchange-Traded Funds (cost $1,265,185)	$1,457,106

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 0.5%
	Banks - 0.5%
42,100	Banco ABC Brasil S.A., 5.11%	$231,008

	Total Preferred Stocks (cost $221,514)	$231,008

	Total Long-Term Investments (cost $43,200,359)	$47,838,932

SHORT-TERM INVESTMENTS - 1.3%
	Other Investment Pools & Funds - 1.3%
528,126	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(2)	$528,126

	Total Short-Term Investments (cost $528,126)	$528,126

Total Investments (cost $43,728,485)	116.5%	$48,367,058

Total Securities Sold Short (proceeds $22,964,321)	(57.9)%	$(24,030,291)
Other Assets and Liabilities	41.4%	17,178,488

Total Net Assets	100.0%	$41,515,255

SECURITIES SOLD SHORT - (56.2%)
COMMON STOCKS - (56.2%)
	Automobiles & Components - (0.1%)
(706)	Nifco, Inc.	$(46,088)

	Banks - (2.3%)
(8,098)	CVB Financial Corp.	(193,218)
(9,815)	Home Capital Group, Inc.	(106,207)
(1,521)	Independent Bank Corp.	(109,664)
(11,411)	Kearny Financial Corp.	(171,736)
(1,721)	Metro Bank plc	(81,264)
(66,219)	Seven Bank Ltd.	(244,897)
(3,456)	TFS Financial Corp.	(53,292)

		(960,278)

	Capital Goods - (6.4%)
(8,099)	Aircastle Ltd.	(188,383)
(804)	Burckhardt Compression Holding AG	(239,521)
(2,395)	CIRCOR International, Inc.	(105,260)
(22,311)	Inwido AB	(245,852)
(8,535)	Kornit Digital Ltd.	(132,719)
(82,331)	Melrose Industries plc	(240,477)
(30,205)	Nippon Sheet Glass Co., Ltd.	(242,172)
(19,604)	NOW, Inc.	(245,442)
(49,934)	Salini Impregilo S.p.A.	(211,141)
(1,377)	SHO-BOND Holdings Co., Ltd.	(84,738)
(17,832)	Sunrun, Inc.	(102,356)
(19,320)	Titan International, Inc.	(188,177)
(4,061)	Uponor Oyj	(81,790)
(20,588)	Wesco Aircraft Holdings, Inc.	(186,321)
(16,310)	Zardoya Otis S.A.	(176,688)

		(2,671,037)

The accompanying notes are an integral part of these financial statements.

31

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (56.2%) - (continued)
COMMON STOCKS - (56.2%) - (continued)
	Commercial & Professional Services - (4.2%)
(2,673)	ABM Industries, Inc.	$(112,186)
(15,674)	Aggreko plc	(195,059)
(1,890)	Bertrandt AG	(178,311)
(8,889)	Covanta Holding Corp.	(143,113)
(5,527)	Mobile Mini, Inc.	(182,944)
(17,889)	Outsourcing, Inc.	(246,619)
(8,905)	Prosegur Cia de Seguridad S.A.	(67,958)
(6,837)	Relia, Inc.	(80,431)
(1,935)	Ritchie Bros Auctioneers, Inc.	(54,266)
(2,255)	Societe BIC S.A.	(238,107)
(5,177)	TechnoPro Holdings, Inc.	(237,357)

		(1,736,351)

	Consumer Durables & Apparel - (4.4%)
(9,659)	Amer Sports Oyj	(240,322)
(16,736)	American Outdoor Brands Corp.	(239,827)
(9,030)	Century Communities, Inc.	(257,806)
(6,496)	G-III Apparel Group Ltd.	(164,609)
(3,470)	LGI Homes, Inc.	(209,345)
(9,280)	Salvatore Ferragamo S.p.A.	(243,546)
(3,656)	Tod’s S.p.A.	(243,171)
(7,027)	Universal Entertainment Corp.	(228,916)

		(1,827,542)

	Consumer Services - (3.0%)
(68,849)	Ardent Leisure Group	(98,835)
(12,732)	Belmond Ltd. Class A	(167,426)
(17,291)	Domino’s Pizza Group plc	(77,086)
(7,605)	Eldorado Resorts, Inc.	(195,448)
(24,012)	Houghton Mifflin Harcourt Co.	(237,719)
(19,700)	SeaWorld Entertainment, Inc.	(226,156)
(157,425)	Tsogo Sun Holdings Ltd.	(231,148)

		(1,233,818)

	Diversified Financials - (2.0%)
(7,825)	Ashmore Group plc	(40,008)
(7,395)	Flow Traders(1)	(183,859)
(206,840)	Gentera S.A.B. de C.V.	(209,303)
(47,368)	Ratos AB Class B	(227,362)
(26,836)	Singapore Exchange Ltd.	(151,024)

		(811,556)

	Energy - (2.9%)
(16,684)	Extraction Oil & Gas, Inc.	(266,110)
(17,986)	Gulfport Energy Corp.	(246,408)
(5,096)	RSP Permian, Inc.	(175,353)
(11,684)	SM Energy Co.	(249,220)
(79,117)	Tullow Oil plc	(191,435)
(2,310)	US Silica Holdings, Inc.	(70,478)

		(1,199,004)

	Food, Beverage & Tobacco - (1.3%)
(1,825)	Calbee, Inc.	(61,592)
(3,755)	Kagome Co., Ltd.	(125,049)
(29,059)	Pioneer Foods Group Ltd.	(244,578)
(4,864)	Wessanen	(92,381)

		(523,600)

	Health Care Equipment & Services - (5.1%)
(5,436)	DexCom, Inc.	(244,457)
(11,268)	Evolent Health, Inc. Class A	(183,105)
(163,787)	Healthscope Ltd.	(246,030)

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (56.2%) - (continued)
COMMON STOCKS - (56.2%) - (continued)
	Health Care Equipment & Services - (5.1%) - (continued)
(138,098)	Netcare Ltd.	$(243,109)
(2,671)	Nevro Corp.	(233,926)
(6,435)	Novocure Ltd.	(138,996)
(2,469)	Penumbra, Inc.	(248,258)
(105,697)	Raffles Medical Group Ltd.	(87,622)
(32,590)	Regis Healthcare Ltd.	(90,960)
(1,551)	Sartorius AG	(144,827)
(17,001)	Tenet Healthcare Corp.	(242,774)

		(2,104,064)

	Household & Personal Products - (0.6%)
(7,019)	Ontex Group N.V.	(246,877)

	Insurance - (1.0%)
(2,285)	AMERISAFE, Inc.	(147,840)
(1,285)	Erie Indemnity Co. Class A	(155,228)
(2,329)	ProAssurance Corp.	(130,540)

		(433,608)

	Materials - (4.6%)
(3,306)	Allegheny Technologies, Inc.	(83,245)
(7,533)	Flotek Industries, Inc.	(37,063)
(5,616)	GCP Applied Technologies, Inc.	(164,268)
(1,514)	Huhtamaki Oyj	(64,489)
(103,563)	Impala Platinum Holdings Ltd.	(287,363)
(71,243)	Independence Group NL	(218,906)
(9,872)	K+S AG	(240,006)
(39,436)	Northam Platinum Ltd.	(146,796)
(20,837)	Pretium Resources, Inc.	(234,519)
(17,864)	SunCoke Energy, Inc.	(198,112)
(31,405)	Syrah Resources Ltd.	(81,252)
(2,745)	Toho Zinc Co., Ltd.	(133,695)

		(1,889,714)

	Real Estate - (2.9%)
(1,831)	Aedifica S.A. REIT	(174,466)
(360)	Alexander’s, Inc. REIT	(147,960)
(87,526)	Aveo Group	(169,473)
(1,947)	Howard Hughes Corp.	(248,496)
(9,714)	PATRIZIA Immobilien AG	(205,766)
(14,833)	Uniti Group, Inc. REIT	(259,577)

		(1,205,738)

	Retailing - (2.6%)
(73,157)	Automotive Holdings Group Ltd.	(181,511)
(22,812)	Bapcor Ltd.	(95,109)
(4,807)	Core-Mark Holding Co., Inc.	(163,727)
(5,507)	Duluth Holdings, Inc. Class B	(113,775)
(635,646)	GOME Retail Holdings Ltd.	(81,515)
(34,504)	Groupon, Inc.	(164,584)
(6,344)	IDOM, Inc.	(46,264)
(1,463)	zooplus AG	(242,589)

		(1,089,074)

	Semiconductors & Semiconductor Equipment - (2.5%)
(4,686)	Inphi Corp.	(192,032)
(8,210)	MaxLinear, Inc.	(200,899)
(173,416)	Semiconductor Manufacturing International Corp.	(266,095)
(1,048)	U-Blox Holding AG	(205,768)
(9,785)	Veeco Instruments, Inc.	(176,619)

		(1,041,413)

The accompanying notes are an integral part of these financial statements.

32

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (56.2%) - (continued)
COMMON STOCKS - (56.2%) - (continued)
	Software & Services - (4.3%)
(6,116)	Benefitfocus, Inc.	$(167,578)
(3,372)	Five9, Inc.	(85,076)
(7,682)	GMO internet, Inc.	(118,682)
(1,864)	GMO Payment Gateway, Inc.	(136,383)
(6,677)	GTT Communications, Inc.	(243,377)
(4,265)	MINDBODY, Inc. Class A	(137,546)
(10,862)	Monotype Imaging Holdings, Inc.	(250,369)
(33,231)	Pandora Media, Inc.	(242,919)
(4,048)	Q2 Holdings, Inc.	(172,242)
(1,554)	SMS Co., Ltd.	(46,813)
(5,781)	Twilio, Inc. Class A	(184,703)

		(1,785,688)

	Technology Hardware & Equipment - (3.3%)
(10,044)	Diebold Nixdorf, Inc.	(193,849)
(5,434)	Fabrinet	(202,036)
(5,248)	FARO Technologies, Inc.	(271,846)
(10,387)	Finisar Corp.	(244,510)
(39,789)	Fitbit, Inc. Class A	(244,305)
(3,551)	ViaSat, Inc.	(231,170)

		(1,387,716)

	Telecommunication Services - (1.3%)
(10,361)	Cellnex Telecom S.A.(1)	(257,180)
(23,350)	Inmarsat plc	(192,603)
(3,765)	ORBCOMM, Inc.	(42,582)
(21,441)	SpeedCast International Ltd.	(68,376)

		(560,741)

	Utilities - (1.4%)
(3,733)	Connecticut Water Service, Inc.	(231,521)
(2,422)	Direct Energie	(111,496)
(7,230)	Nippon Gas Co., Ltd.	(230,016)

		(573,033)

	Total Common Stocks (Proceeds $(22,357,113))	$(23,326,940)

EXCHANGE-TRADED FUNDS - (1.7%)
	Other Investment Pools & Funds - 1.7%
(7,400)	iShares MSCI Brazil Capped ETF	$(297,258)
(11,522)	iShares MSCI India ETF	(406,093)

	Total Exchange-Traded Funds (cost $(607,208))	$(703,351)

	Total Securities Sold Short (Proceeds $(22,964,321))	$(24,030,291)

The accompanying notes are an integral part of these financial statements.

33

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $730,275, which represented 1.8% of total net assets.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

34

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$1,080,771	$449,191	$631,580	$—
Banks	1,228,734	507,714	721,020	—
Capital Goods	5,625,155	2,856,892	2,768,263	—
Commercial & Professional Services	971,629	971,629	—	—
Consumer Durables & Apparel	3,156,555	1,912,502	1,244,053	—
Consumer Services	746,871	345,930	400,941	—
Diversified Financials	2,547,021	1,599,939	947,082	—
Energy	1,519,209	1,079,678	439,531	—
Food, Beverage & Tobacco	1,084,328	745,648	338,680	—
Health Care Equipment & Services	3,123,156	3,123,156	—	—
Household & Personal Products	1,104,044	609,193	494,851	—
Insurance	1,498,109	915,570	582,539	—
Materials	4,084,322	1,985,577	2,098,745	—
Media	2,095,578	474,043	1,621,535	—
Pharmaceuticals, Biotechnology & Life Sciences	1,452,008	1,452,008	—	—
Real Estate	4,239,901	3,652,501	587,400	—
Retailing	377,264	377,264	—	—
Semiconductors & Semiconductor Equipment	2,564,102	2,324,673	239,429	—
Software & Services	1,719,274	1,166,974	552,300	—
Technology Hardware & Equipment	1,956,827	853,811	1,103,016	—
Telecommunication Services	298,452	298,452	—	—
Transportation	2,843,439	1,473,786	1,369,653	—
Utilities	834,069	—	834,069	—
Exchange-Traded Funds	1,457,106	1,457,106	—	—
Preferred Stocks	231,008	231,008	—	—
Short-Term Investments	528,126	528,126	—	—

Total	$48,367,058	$31,392,371	$16,974,687	$—

Liabilities
Securities Sold Short
Automobiles & Components	$(46,088)	$—	$(46,088)	$—
Banks	(960,278)	(634,117)	(326,161)	—
Capital Goods	(2,671,037)	(1,864,129)	(806,908)	—
Commercial & Professional Services	(1,736,351)	(492,509)	(1,243,842)	—
Consumer Durables & Apparel	(1,827,542)	(1,114,758)	(712,784)	—
Consumer Services	(1,233,818)	(1,057,897)	(175,921)	—
Diversified Financials	(811,556)	(209,303)	(602,253)	—
Energy	(1,199,004)	(1,007,569)	(191,435)	—
Food, Beverage & Tobacco	(523,600)	(336,959)	(186,641)	—
Health Care Equipment & Services	(2,104,064)	(1,622,247)	(481,817)	—
Household & Personal Products	(246,877)	(246,877)	—	—
Insurance	(433,608)	(433,608)	—	—
Materials	(1,889,714)	(864,003)	(1,025,711)	—
Real Estate	(1,205,738)	(830,499)	(375,239)	—
Retailing	(1,089,074)	(684,675)	(404,399)	—
Semiconductors & Semiconductor Equipment	(1,041,413)	(569,550)	(471,863)	—
Software & Services	(1,785,688)	(1,483,810)	(301,878)	—
Technology Hardware & Equipment	(1,387,716)	(1,387,716)	—	—
Telecommunication Services	(560,741)	(42,582)	(518,159)	—
Utilities	(573,033)	(343,017)	(230,016)	—
Securities Sold Short - ETF
Diversified Financials	(703,351)	(703,351)	—	—

Total	$(24,030,291)	$(15,929,176)	$(8,101,115)	$—

1)	For the year ended October 31, 2017, investments valued at $238,320 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor; investments valued at $(49,010) were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor and there were no transfers in and out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

35

Hartford Real Total Return Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.3%
	Automobiles & Components - 2.0%
3,826	Bridgestone Corp.	$182,769
9,500	BYD Co., Ltd. Class H	83,065
46,000	China First Capital Group Ltd.*	22,347
21,600	Fuyao Glass Industry Group Co., Ltd. Class H(1)	82,368
3,000	Geely Automobile Holdings Ltd.	9,303
33,000	Great Wall Motor Co., Ltd. Class H	41,638
26,000	Guangzhou Automobile Group Co., Ltd. Class H	64,657
3,330	Hanon Systems	38,736
17,338	Hota Industrial Manufacturing Co., Ltd.	81,026
7,549	Hu Lane Associate, Inc.	43,087
13,873	Isuzu Motors Ltd.	202,621
81	Mando Corp.	23,644
8,000	Minth Group Ltd.	43,220
13,214	Nissan Motor Co., Ltd.	128,511
6,489	Subaru Corp.	224,189
3,933	Suzuki Motor Corp.	215,423
524	Tesla, Inc.*	173,722
6,754	Tokai Rika Co., Ltd.	142,159
3,374	Toyota Industries Corp.	207,675
1,843	TS Tech Co., Ltd.	66,005

		2,076,165

	Banks - 1.0%
170	Banco Macro S.A. ADR	21,406
43,350	China Merchants Bank Co., Ltd. Class H	165,539
400	Grupo Financiero Galicia S.A. ADR	21,960
967	Hana Financial Group, Inc.	41,386
823	KB Financial Group, Inc.	43,030
68,835	Mitsubishi UFJ Financial Group, Inc.	466,918
13,689	San-In Godo Bank Ltd.	125,893
4,356	Sumitomo Mitsui Trust Holdings, Inc.	171,930

		1,058,062

	Capital Goods - 2.9%
4,873	Airtac International Group	78,991
7,400	Amada Holdings Co., Ltd.	91,952
8,617	Bizlink Holding, Inc.	86,421
1,762	Daifuku Co., Ltd.	85,912
826	FANUC Corp.	193,138
26,000	Haitian International Holdings Ltd.	77,859
1,475	Harmonic Drive Systems, Inc.	76,646
23,555	Hazama Ando Corp.	192,050
610	Hirata Corp.	68,507
2,100	Hiwin Technologies Corp.	21,077
6,767	HizeAero Co., Ltd.*	46,682
19,408	ITOCHU Corp.	339,963
10,223	JGC Corp.	171,465
4,245	Kinden Corp.	71,689
3,110	Kumagai Gumi Co., Ltd.	98,863
3,447	Minebea Mitsumi, Inc.	63,194
516	Nidec Corp.	68,619
6,992	Nippo Corp.	145,997
4,999	Noritz Corp.	91,851
83	SK Holdings Co., Ltd.	21,478
478	SMC Corp.	182,864
6,308	Tadano Ltd.	96,137
3,315	Taisei Corp.	183,674
12,949	Takuma Co., Ltd.	159,298
7,657	Toshiba Machine Co., Ltd.	47,543

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.3% - (continued)
	Capital Goods - 2.9% - (continued)
7,031	Toshiba Plant Systems & Services Corp.	$121,280
6,909	Voltronic Power Technology Corp.	130,192
39,000	Weichai Power Co., Ltd. Class H	48,564

		3,061,906

	Commercial & Professional Services - 0.3%
3,116	Aeon Delight Co., Ltd.	116,638
3,749	Wolters Kluwer N.V.	183,748

		300,386

	Consumer Durables & Apparel - 1.1%
8,755	Alpine Electronics, Inc.	194,258
25,000	ANTA Sports Products Ltd.	111,822
6,810	Casio Computer Co., Ltd.	100,492
17,000	Haier Electronics Group Co., Ltd.*	44,825
749	LG Electronics, Inc.	60,973
9,258	Sekisui Chemical Co., Ltd.	186,866
14,000	Shenzhou International Group Holdings Ltd.	119,634
1,235	Sony Corp.	51,666
16,000	Techtronic Industries Co., Ltd.	93,923
1,309	Token Corp.	157,843

		1,122,302

	Consumer Services - 0.6%
16,000	China Maple Leaf Educational Systems Ltd.	17,359
32,000	China New Higher Education Group Ltd.(1)	19,279
106,000	China Yuhua Education Corp. Ltd.(1)	56,478
25,000	Galaxy Entertainment Group Ltd.	170,484
2,311	HIS Co., Ltd.	77,384
3,800	Kroton Educacional S.A.	20,897
3,575	Melco Resorts & Entertainment Ltd. ADR	90,376
70,000	Wynn Macau Ltd.	179,712

		631,969

	Diversified Financials - 0.3%
12,900	Banco BTG Pactual S.A. UNIT	86,794
5,800	Brasil Bolsa Balcao S.A.	42,375
43,000	China Huarong Asset Management Co. Ltd.(1)	20,227
7,774	GTY Technology Holdings, Inc. UNIT*	80,694
3,058	Qudian, Inc. ADR*	76,144

		306,234

	Energy - 6.5%
32,261	Callon Petroleum Co.*	357,774
14,148	Centennial Resource Development, Inc. Class A*	274,896
4,019	Cimarex Energy Co.	469,942
1,551	Concho Resources, Inc.*	208,160
3,095	Continental Resources, Inc.*	125,997
6,484	Diamondback Energy, Inc.*	694,825
4,489	EOG Resources, Inc.	448,316
3,253	EQT Corp.	203,443
10,504	Extraction Oil & Gas, Inc.*	167,539
5,689	Halliburton Co.	243,148
22,581	Jagged Peak Energy, Inc.*	313,650
29,202	Laredo Petroleum, Inc.*	348,088
12,402	Newfield Exploration Co.*	381,858
4,460	Parsley Energy, Inc. Class A*	118,636
1,767	Pioneer Natural Resources Co.	264,467
5,093	Plains GP Holdings L.P. Class A*	103,897
21,564	ProPetro Holding Corp.*	328,420
16,714	QEP Resources, Inc.*	149,590

The accompanying notes are an integral part of these financial statements.

36

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.3% - (continued)
	Energy - 6.5% - (continued)
50,714	Raging River Exploration, Inc.*	$299,150
9,233	Rice Energy, Inc.*	261,756
554	S-Oil Corp.	63,693
6,838	Select Energy Services, Inc. Class A*	111,323
250	SK Innovation Co., Ltd.	45,860
12,200	SRC Energy, Inc.*	116,388
9,619	Targa Resources Corp.	399,188
74,400	Tidewater Midstream and Infrastructure Ltd.	79,008
1,100	Transportadora de Gas del Sur S.A. Class B, ADR*	23,342
18,979	WPX Energy, Inc.*	214,083

		6,816,437

	Food & Staples Retailing - 0.3%
2,000	Raia Drogasil S.A.	47,816
2,085	Walgreens Boots Alliance, Inc.	138,173
987	X5 Retail Group N.V. GDR*	40,565
264	Zur Rose Group AG*	36,465

		263,019

	Food, Beverage & Tobacco - 0.5%
4,049	Asahi Group Holdings Ltd.	184,871
28,000	China Resources Beer Holdings Co., Ltd.	80,809
6,319	Japan Tobacco, Inc.	209,160
458	Orion Corp/Republic of Korea*	43,428
26,000	Want Want China Holdings Ltd.	21,287

		539,555

	Health Care Equipment & Services - 4.6%
4,911	Abbott Laboratories	266,324
1,942	Acadia Healthcare Co., Inc.*	60,901
347	Aetna, Inc.	59,000
865	Anthem, Inc.	180,967
670	athenahealth, Inc.*	85,680
1,104	Baxter International, Inc.	71,175
250	Becton Dickinson and Co.	52,167
8,448	BML, Inc.	187,020
15,435	Boston Scientific Corp.*	434,341
2,405	Cardinal Health, Inc.	148,869
426	Celltrion Healthcare Co., Ltd.*	22,396
1,413	Cerner Corp.*	95,406
910	Cigna Corp.	179,470
1,340	Danaher Corp.	123,642
413	Dentium Co., Ltd.*	19,585
1,199	Edwards Lifesciences Corp.*	122,574
1,854	Envision Healthcare Corp.*	78,980
909	Essilor International S.A.	115,082
1,705	HCA Healthcare, Inc.*	128,983
1,620	Hologic, Inc.*	61,317
275	Humana, Inc.	70,221
4,700	Instituto Hermes Pardini S.A.	44,323
795	LifePoint Health, Inc.*	38,279
2,000	McKesson Corp.	275,760
4,295	Medipal Holdings Corp.	79,764
6,460	Medtronic plc	520,159
1,600	Odontoprev S.A.	7,698
2,860	Olympus Corp.	106,434
343	Osstem Implant Co., Ltd.*	22,040
8,035	Smith & Nephew plc	151,553
1,865	Stryker Corp.	288,833
3,075	UnitedHealth Group, Inc.	646,426

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.3% - (continued)
	Health Care Equipment & Services - 4.7% - (continued)
705	WellCare Health Plans, Inc.*	$139,407

		4,884,776

	Household & Personal Products - 0.1%
90	LG Household & Health Care Ltd.	94,551

	Insurance - 1.2%
27,200	China Taiping Insurance Holdings Co., Ltd.	89,699
7,624	MS&AD Insurance Group Holdings, Inc.	259,005
13,400	New China Life Insurance Co., Ltd. Class H	83,889
20,000	Ping An Insurance Group Co. of China Ltd. Class H	175,759
12,221	Sony Financial Holdings, Inc.	203,033
10,520	T&D Holdings, Inc.	164,119
7,791	Tokio Marine Holdings, Inc.	335,848

		1,311,352

	Materials - 1.0%
5,862	ADEKA Corp.	101,253
9,500	Anhui Conch Cement Co., Ltd. Class H	40,695
16,862	Daicel Corp.	210,532
29,000	Fufeng Group Ltd.*	20,903
3,931	Fujimi, Inc.	97,415
9,460	JSR Corp.	183,381
1,742	Novolipetsk Steel PJSC GDR	40,162
2,461	Sanyo Chemical Industries Ltd.	129,252
2,649	Severstal PJSC GDR	40,402
36,000	Sinopec Shanghai Petrochemical Co., Ltd. Class H	21,473
5,147	Yamato Kogyo Co., Ltd.	137,677

		1,023,145

	Media - 5.5%
5,071	CBS Corp. Class B	284,584
1,087	Charter Communications, Inc. Class A*	363,243
2,676	Cinemark Holdings, Inc.	97,246
31,408	Comcast Corp. Class A	1,131,630
13,850	Hakuhodo DY Holdings, Inc.	191,587
4,272	JCDecaux S.A.	163,422
1,701	Liberty Global plc Class A*	52,476
9,362	Liberty Global plc Series C*	279,830
6,091	Liberty Media Corp-Liberty Braves Class A*	143,017
5,068	Liberty Media Corp-Liberty Formula One Series C*	193,294
4,526	LIFULL Co., Ltd.	34,780
291	Naspers Ltd. Class N	70,897
5,737	New York Times Co. Class A	109,577
24,462	Nippon Television Holdings, Inc.	441,555
44,536	Tarsus Group plc	182,036
12,901	Television Francaise	183,421
9,130	TV Asahi Holdings Corp.	183,860
11,535	Twenty-First Century Fox, Inc. Class A	301,640
4,322	Twenty-First Century Fox, Inc. Class B	109,995
16,481	UBM plc	153,967
10,684	Viacom, Inc. Class B	256,736
15,549	Vivendi S.A.	386,109
5,068	Walt Disney Co.	495,701

		5,810,603

	Pharmaceuticals, Biotechnology & Life Sciences - 7.7%
47,500	3SBio, Inc.*(1)	85,076
4,945	Alkermes plc*	241,118
2,654	Allergan plc	470,368

The accompanying notes are an integral part of these financial statements.

37

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.7% - (continued)
1,175	Alnylam Pharmaceuticals, Inc.*	$143,162
2,727	Arena Pharmaceuticals, Inc.*	76,438
13,340	AstraZeneca plc ADR	460,230
100	BeiGene Ltd. ADR*	9,230
570	Biogen, Inc.*	177,646
12,125	Bristol-Myers Squibb Co.	747,627
3,195	Celgene Corp.*	322,599
284	Celltrion, Inc.*	43,903
22,000	China Medical System Holdings Ltd.	40,681
16,000	China Resources Pharmaceutical Group Ltd.(1)	19,492
1,645	Chugai Pharmaceutical Co., Ltd.	78,428
24,000	Consun Pharmaceutical Group Ltd.	22,088
50,000	CSPC Pharmaceutical Group Ltd.	86,987
4,060	Eisai Co., Ltd.	225,966
6,880	Eli Lilly & Co.	563,747
693	Genmab A/S*	139,941
18,000	Genscript Biotech Corp.	22,004
49	Hanmi Pharm Co., Ltd.*	20,286
1,448	Hikma Pharmaceuticals plc	22,382
700	Hutchison China MediTech Ltd. ADR*	21,315
7,900	Hypermarcas S.A.	82,591
2,510	Incyte Corp.*	284,257
5,120	Ironwood Pharmaceuticals, Inc.*	78,746
2,480	Johnson & Johnson	345,737
3,200	Livzon Pharmaceutical Group, Inc. Class H	21,715
3,380	Medicines Co.*	97,141
5,000	Merck & Co., Inc.	275,450
6,060	Mylan N.V.*	216,403
3,060	Novartis AG	252,386
14,473	Ono Pharmaceutical Co., Ltd.	331,708
840	Regeneron Pharmaceuticals, Inc.*	338,201
1,059	Roche Holding AG	244,768
255	Samsung Biologics Co., Ltd.*(1)	87,485
18,000	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	89,916
2,585	Shionogi & Co., Ltd.	139,169
940	SillaJen, Inc.*	56,771
110,210	Sino Biopharmaceutical Ltd.	128,877
1,500	Takeda Pharmaceutical Co., Ltd.	84,577
3,652	Teva Pharmaceutical Industries Ltd. ADR	50,398
1,741	Thermo Fisher Scientific, Inc.	337,458
2,161	UCB S.A.	157,312
1,645	Ultragenyx Pharmaceutical, Inc.*	75,818
48,000	United Laboratories International Holdings Ltd.*	41,790
1,285	Vertex Pharmaceuticals, Inc.*	187,906
7,500	Wuxi Biologics Cayman, Inc.*(1)	42,492
7,400	YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H(1)	21,349
1,685	Zealand Pharma A/S ADR*	31,122

		8,142,257

	Real Estate - 0.5%
5,000	China Evergrande Group*	19,287
42,000	China Jinmao Holdings Group Ltd.	18,875
5,800	China Vanke Co., Ltd. H Shares	20,647
12,000	Country Garden Holdings Co., Ltd.	19,023
716	Daito Trust Construction Co., Ltd.	125,181
205	LaSalle Logiport REIT	192,879
8,500	Longfor Properties Co., Ltd.	19,855

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.3% - (continued)
	Real Estate - 0.5% - (continued)
5,808	Outfront Media, Inc. REIT	$136,198
35,000	SOHO China Ltd.*	20,276

		572,221

	Retailing - 0.9%
2,697	Aoyama Trading Co., Ltd.	99,937
126	Despegar.com Corp.*	3,881
650	Expedia, Inc.	81,029
828	Hikari Tsushin, Inc.	107,194
357	Hotel Shilla Co., Ltd.	24,978
1,309	JD.com, Inc. ADR*	49,114
986	Netflix, Inc.*	193,680
9,341	Nishimatsuya Chain Co., Ltd.	102,806
8,497	Rakuten, Inc.	90,925
1,176	Shimamura Co., Ltd.	131,016
3,100	Yume No Machi Souzou Iinkai Co., Ltd.	43,588

		928,148

	Semiconductors & Semiconductor Equipment - 6.5%
20,995	Advanced Micro Devices, Inc.*	230,630
1,160	ams AG*	105,835
3,987	Applied Materials, Inc.	224,986
3,172	ASM Pacific Technology Ltd.	46,281
837	ASML Holding N.V.	151,288
2,817	ASPEED Technology, Inc.	65,229
2,087	Axcelis Technologies, Inc.*	68,662
732	Broadcom Ltd.	193,182
1,402	Cavium, Inc.*	96,724
345	Disco Corp.	79,946
2,669	Global Unichip Corp.	26,610
14,260	Globalwafers Co., Ltd.	165,424
12,000	Hua Hong Semiconductor Ltd.(1)	20,975
56	Hyundai Robotics Co., Ltd.*	22,598
8,833	Integrated Device Technology, Inc.*	274,441
5,020	Inter Action Corp.	35,969
1,258	KLA-Tencor Corp.	136,984
932	Koh Young Technology, Inc.	63,930
6,084	Land Mark Optoelectronics Corp.	77,661
2,237	MACOM Technology Solutions Holdings, Inc.*	91,449
8,368	Marvell Technology Group Ltd.	154,557
2,000	MediaTek, Inc.	22,759
3,117	Microchip Technology, Inc.	295,492
10,566	Micron Technology, Inc.*	468,179
4,384	Micronics Japan Co., Ltd.	43,638
1,876	Microsemi Corp.*	100,122
2,197	NVIDIA Corp.	454,362
7,185	QUALCOMM, Inc.	366,507
14,442	Realtek Semiconductor Corp.	54,375
838	Rohm Co., Ltd.	78,007
532	SCREEN Holdings Co., Ltd.	41,697
31,000	Semiconductor Manufacturing International Corp.*	47,567
2,124	Seoul Semiconductor Co., Ltd.	52,135
9,366	Silergy Corp.	202,294
1,044	Silicon Motion Technology Corp. ADR	50,551
4,416	SK Hynix, Inc.	325,603
497	Skyworks Solutions, Inc.	56,588
65,103	Taiwan Semiconductor Manufacturing Co., Ltd.	526,312
3,688	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	156,113

The accompanying notes are an integral part of these financial statements.

38

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.3% - (continued)
	Semiconductors & Semiconductor Equipment - 6.5% - (continued)
3,811	Tazmo Co., Ltd.	$70,734
5,173	Teradyne, Inc.	221,870
2,259	Texas Instruments, Inc.	218,423
1,041	Tokyo Electron Ltd.	183,299
4,367	Tokyo Seimitsu Co., Ltd.	173,606
6,584	Tower Semiconductor Ltd.*	217,667
12,061	Win Semiconductors Corp.	98,812

		6,860,073

	Software & Services - 7.0%
4,812	Alibaba Group Holding Ltd. ADR*	889,691
851	Alphabet, Inc. Class A*	879,117
1,408	Atlassian Corp. plc Class A*	68,105
526	Baidu, Inc. ADR*	128,312
1,711	Capcom Co., Ltd.	43,532
14	China Literature Ltd.*(1)(2)(3)(4)	100
4,568	Cloudera, Inc.*	69,114
1,589	Delivery Hero AG*(1)	67,809
6,897	DeNA Co., Ltd.	162,199
4,539	DTS Corp.	136,212
2,930	DuzonBizon Co., Ltd.	83,744
4,397	Facebook, Inc. Class A*	791,724
2,100	GDS Holdings Ltd. ADR*	32,970
3,336	Global Payments, Inc.	346,777
1,193	GMO Payment Gateway, Inc.	87,288
375	Kakao Corp.	48,245
2,225	Match Group, Inc.*	59,496
28	NAVER Corp.	22,380
119	NCSoft Corp.	45,368
553	Netmarble Games Corp.*(1)	85,886
16,276	Nexon Co., Ltd.*	437,810
1,070	Nintendo Co., Ltd.	415,119
6,384	NSD Co., Ltd.	127,795
2,493	PayPal Holdings, Inc.*	180,892
2,449	Salesforce.com, Inc.*	250,631
122	Samsung SDS Co., Ltd.	22,590
1,123	SCSK Corp.	48,428
2,429	ServiceNow, Inc.*	306,953
45,417	SUNeVision Holdings Ltd.	31,333
18,785	Tencent Holdings Ltd.	844,293
16,000	TravelSky Technology Ltd. Class H	41,470
1,982	Visa, Inc. Class A	217,980
2,412	Workday, Inc. Class A*	267,708
2,650	Yandex N.V. Class A*	89,649

		7,330,720

	Technology Hardware & Equipment - 5.3%
14,040	AAC Technologies Holdings, Inc.	257,453
6,060	Advanced Ceramic X Corp.	66,539
2,500	Alps Electric Co., Ltd.	76,510
2,459	Apple, Inc.	415,669
509	Arista Networks, Inc.*	101,744
22,829	Catcher Technology Co., Ltd.	242,967
13,884	Chroma ATE, Inc.	67,712
1,361	Chunghwa Precision Test Tech Co., Ltd.	49,495
5,147	Ciena Corp.*	109,477
52,955	E Ink Holdings, Inc.	73,967
16,551	Elite Material Co., Ltd.	65,914
2,508	Enplas Corp.	106,257
16,949	Flex Ltd.*	301,692

Shares or Principal Amount			Market Value†
COMMON STOCKS - 57.3% - (continued)
		Technology Hardware & Equipment - 5.3% - (continued)
	27,537	Getac Technology Corp.	$38,460
	25,800	Hangzhou Hikvision Digital Technology Co., Ltd. Class A	153,032
	5,384	Hitachi High-Technologies Corp.	225,314
	3,417	Hosiden Corp.	58,994
	153,473	Inari Amertron Bhd	101,843
	2,002	Itron, Inc.*	156,456
	563	Keyence Corp.	312,592
	8,583	Kingpak Technology, Inc.	76,888
	1,590	Largan Precision Co., Ltd.	301,400
	135	LG Innotek Co., Ltd.	20,785
	468	Lumentum Holdings, Inc.*	29,554
	923	Murata Manufacturing Co., Ltd.	145,061
	5,769	NetApp, Inc.	256,259
	2,694	Oclaro, Inc.*	22,279
	6,967	Quantenna Communications, Inc.*	107,919
	252	Samsung Electro-Mechanics Co., Ltd.	23,448
	389	Samsung Electronics Co., Ltd.	958,926
	324	Samsung SDI Co., Ltd.	59,696
	21,356	Sunny Optical Technology Group Co., Ltd.	313,238
	343,739	Tongda Group Holdings Ltd.	97,543
	8,000	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. Class H(1)	29,804
	1,531	Zebra Technologies Corp. Class A*	177,581

			5,602,468

		Telecommunication Services - 1.0%
	10,112	KDDI Corp.	269,410
	9,240	Nippon Telegraph & Telephone Corp.	446,731
	480	SoftBank Group Corp.	42,539
	1,300	Telecom Argentina S.A. ADR*	42,393
	5,348	Verizon Communications, Inc.	256,009

			1,057,082

		Transportation - 0.3%
	56,000	Beijing Capital International Airport Co., Ltd. Class H	91,959
	5,903	Japan Airlines Co., Ltd.	202,044
	23,000	Taiwan High Speed Rail Corp.	18,385
	1,300	ZTO Express Cayman, Inc. ADR*	20,787

			333,175

		Utilities - 0.2%
	54,000	Beijing Enterprises Water Group Ltd.*	45,378
	30,000	China Gas Holdings Ltd.	91,204
	500	Empresa Distribuidora Y Comercializadora Norte ADR*	21,550
	6,000	ENN Energy Holdings Ltd.	44,030
	650	Pampa Energia S.A. ADR*	44,089

			246,251

		Total Common Stocks (cost $55,450,164)	$60,372,857

FOREIGN GOVERNMENT OBLIGATIONS - 16.7%
		Austria - 0.4%
EUR	295,000	Austria Government Bond 3.90%, 07/15/2020(1)(5)	$385,329

		Belgium - 0.3%
	230,000	Belgium Government Bond 2.60%, 06/22/2024(1)(5)	312,800

The accompanying notes are an integral part of these financial statements.

39

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 16.7% - (continued)
		Canada - 1.4%
		Canadian Government Bond
CAD	415,000	3.50%, 12/01/2045	$398,626
	125,000	5.00%, 06/01/2037	138,595
	828,257	Canadian Government Real Return Bond 4.00%, 12/01/2031(6)	945,983

			1,483,204

		Denmark - 0.2%
DKK	680,000	Denmark Government Bond 4.50%, 11/15/2039	180,623

		Finland - 0.2%
EUR	210,000	Finland Government Bond 3.38%, 04/15/2020(1)(5)	268,664

		France - 2.4%
		France Government Bond OAT
	579,897	1.85%, 07/25/2027(5)(6)	858,329
	689,491	3.15%, 07/25/2032(5)(6)	1,251,883
	295,000	3.50%, 04/25/2020(5)	378,839

			2,489,051

		Ireland - 0.4%
		Ireland Government Bond
	140,000	4.50%, 04/18/2020	183,465
	140,000	5.40%, 03/13/2025	222,808

			406,273

		Italy - 2.3%
		Italy Buoni Poliennali Del Tesoro
	400,000	1.50%, 08/01/2019	480,291
	1,007,129	2.60%, 09/15/2023(5)(6)	1,364,343
	300,000	4.75%, 08/01/2023(1)(5)	425,920
	120,000	5.00%, 09/01/2040(5)	189,945

			2,460,499

		Netherlands - 0.4%
		Netherlands Government Bond
	175,000	2.00%, 07/15/2024(1)(5)	231,263
	110,000	4.00%, 01/15/2037(1)(5)	196,680

			427,943

		Norway - 0.6%
		Norway Government Bond
NOK	3,170,000	3.00%, 03/14/2024(1)(5)	428,237
	1,245,000	3.75%, 05/25/2021(1)(5)	167,380

			595,617

		Spain - 0.7%
		Spain Government Bond
EUR	195,000	1.40%, 01/31/2020	235,420
	335,000	4.40%, 10/31/2023(1)(5)	478,221

			713,641

		Sweden - 0.5%
		Sweden Government Bond
SEK	1,785,000	2.50%, 05/12/2025	247,444
	1,780,000	5.00%, 12/01/2020	248,367

			495,811

		United Kingdom - 6.9%
		United Kingdom Gilt
GBP	145,000	3.50%, 01/22/2045(5)	255,918
	120,000	3.75%, 09/07/2021(5)	178,317
	65,000	5.00%, 03/07/2025(5)	110,350

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 16.7% - (continued)
		United Kingdom - 6.9% - (continued)
GBP		United Kingdom Gilt Inflation Linked
	253,684	0.63%, 03/22/2040(5)(6)	$533,391
	489,096	0.75%, 11/22/2047(5)(6)	1,200,362
	509,243	1.13%, 11/22/2037(5)(6)	1,104,967
	438,709	1.25%, 11/22/2027(5)(6)	773,788
	474,323	1.25%, 11/22/2032(5)(6)	939,357
	342,946	1.25%, 11/22/2055(5)(6)	1,096,653
	639,831	2.50%, 07/17/2024(5)(6)(7)	1,115,263

			7,308,366

		Total Foreign Government Obligations (cost $16,808,654)	$17,527,821

EXCHANGE-TRADED FUNDS - 0.1%
		Other Investment Pools & Funds - 0.1%
	7,130	TOPIX Exchange Traded Fund	$114,738

		Total Exchange-Traded Funds (cost $113,150)	$114,738

PREFERRED STOCKS - 0.3%
		Banks - 0.0%
	3,400	Itau Unibanco Holding S.A., 2.52%	$43,704

		Materials - 0.1%
	6,500	Braskem S.A. Class A,*	104,038
	3,600	Suzano Papel e Celulose S.A. Class A, 1.72%	22,373

			126,411

		Technology Hardware & Equipment - 0.2%
	85	Samsung Electronics Co., Ltd., 2.17%	170,242

		Total Preferred Stocks (cost $271,663)	$340,357

		Total Long-Term Investments (cost $72,643,631)	$78,355,773

SHORT-TERM INVESTMENTS - 20.2%
		Other Investment Pools & Funds - 20.2%
	21,284,471	Fidelity Institutional Government Fund, Institutional Class, 0.92%(8)	$21,284,471

		Total Short-Term Investments (cost $21,284,471)	$21,284,471

Total Investments Excluding Purchased Options (cost $93,928,102)	94.6%	$99,640,244

Total Purchased Options (cost $882,681)	0.4%	$445,252

Total Investments (cost $94,810,783)	95.0%	$100,085,496
Other Assets and Liabilities	5.0%	5,241,362

Total Net Assets	100.0%	$105,326,858

The accompanying notes are an integral part of these financial statements.

40

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $3,533,314, which represented 3.4% of total net assets.

(2)	Investment valued using significant unobservable inputs.

(3)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $100, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $100, which represents 0.0% of total net assets.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $14,246,199, which represented 13.5% of total net assets.

(6)	The principal amount for these securities is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(7)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2017.

(8)	Current yield as of period end.

OTC Option Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/JPY Put	BOA	125.00 JPY per USD	01/15/19	11,729,040	USD	11,729,040	$76,684	$294,105	$(217,421)

Total purchased option contracts							$76,684	$294,105	$(217,421)

Written option contracts:
Calls
USD Call/JPY Put	BOA	145.00 JPY per USD	01/15/19	(11,729,040)	USD	(11,729,040)	$(10,310)	$(89,727)	$79,417

The accompanying notes are an integral part of these financial statements.

41

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Option Contracts Outstanding at October 31, 2017 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts: - (continued)
Puts
DAX Index Option	GSC	11,750.00 per EUR	01/19/18	(7)	EUR	(7)	$(334)	$(1,715)	$1,381
S&P 500 Index	MSC	2,325.00 USD	12/15/17	(41)	USD	(41)	(153)	(1,169)	1,016
SPDR S&P Bank ETF	ML	49.00 USD	01/19/18	(1,792)	USD	(1,792)	(727)	(1,039)	312
SPDR S&P Retail ETF	BCLY	37.50 USD	02/16/18	(2,489)	USD	(2,489)	(2,585)	(1,668)	(917)
Utilities Select Sector SPDR Fund	BCLY	50.00 USD	01/19/18	(1,916)	USD	(1,916)	(467)	(1,054)	587
VanEck Vectors Gold Miners ETF	MSC	22.00 USD	12/15/17	(4,164)	USD	(4,164)	(1,974)	(1,915)	(59)

Total Puts							$(16,550)	$(98,287)	$87,737

Total written option contracts							$(6,240)	$(8,560)	$2,320

OTC Swaption Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
6 Month JPY LIBOR Interest Rate Swap Expiring 11/08/37	MSC	0.70%	Pay	11/06/17	291,885,000	JPY	291,885,000	1,066	30,887	(29,821)
3 Month USD LIBOR Interest Rate Swap Expiring 04/08/51	DEUT	5.17%	Pay	04/06/21	3,010,000	USD	3,010,000	$17,893	$29,799	$(11,906)
3 Month USD LIBOR Interest Rate Swap Expiring 04/08/51	BOA	5.17%	Pay	04/06/21	3,365,000	USD	3,365,000	20,003	33,313	(13,310)
3 Month USD LIBOR Interest Rate Swap Expiring 04/04/34	GSC	4.88%	Pay	04/02/24	8,450,000	USD	8,450,000	$115,244	$147,875	$(32,631)
6 Month EUR EURIBOR Interest Rate Swap Expiring 04/10/54	GSC	3.92%	Pay	04/08/24	1,100,000	EUR	1,100,000	28,092	33,426	(5,334)
6 Month EUR EURIBOR Interest Rate Swap Expiring 04/10/54	MSC	3.92%	Pay	04/08/24	3,625,000	EUR	3,625,000	92,576	110,696	(18,120)

Total Puts								$274,874	$385,996	$(111,122)

Total purchased swaption contracts								$274,874	$385,996	$(111,122)

Exchange-Traded Option Contracts Outstanding at October 31, 2017
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
CBOE SPX Volatility Index	22.00 USD	12/20/17	1,361	USD	136,100	$54,440	$103,303	$(48,863)

Puts
ProShares Short VIX	25.00 USD	01/19/18	1,156	USD	115,600	$36,992	$97,985	$(60,993)
iPath S&P 500 VIX Short-Term	5.00 USD	01/18/19	29	USD	2,900	2,262	1,291	971

Total Puts						$39,254	$99,276	$(60,022)

Total purchased option contracts						$93,694	$202,579	$(108,885)

The accompanying notes are an integral part of these financial statements.

42

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

Exchange-Traded Option Contracts Outstanding at October 31, 2017 - (continued)
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
CBOE SPX Volatility Index	17.00 USD	12/20/17	(755)	USD	(75,500)	$(52,850)	$(88,859)	$36,009
iPath S&P 500 VIX Short-Term	35.00 USD	01/19/18	(29)	USD	(2,900)	(217)	(970)	753

Total Calls						$(53,067)	$(89,829)	$36,762

Puts
CBOE SPX Volatility Index	19.00 USD	11/15/17	(2,424)	USD	(242,400)	$(1,914,960)	$(1,724,947)	$(190,013)

Total Puts						$(1,914,960)	$(1,724,947)	$(190,013)

Total written option contracts						$(1,968,027)	$(1,814,776)	$(226,775)

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Amsterdam Index Future	7	11/17/2017	$899,625	$6,748
Australian Dollar Future	113	12/18/2017	8,646,760	(362,169)
BIST 30 Index Future	30	12/29/2017	108,658	2,777
CAC40 10 Euro Future	25	11/17/2017	1,602,105	40,359
Canadian Dollar Future	98	12/19/2017	7,602,350	(409,645)
DAX Index Future	1	12/15/2017	385,041	12
Euro STOXX 50 Dividend Future	35	12/15/2017	477,006	1,356
Euro STOXX 50 Dividend Future	276	12/21/2018	4,021,946	86,841
Euro STOXX 50 Future	4	12/15/2017	171,373	8,600
Euro-BOBL Future	8	12/07/2017	1,228,031	1,877
Euro-Bund Future	39	12/07/2017	7,393,591	30,516
Euro-OAT Future	2	12/07/2017	366,834	3,636
Euro-Schatz Future	73	12/07/2017	9,546,344	6,707
FTSE/MIB Index Future	6	12/15/2017	795,848	13,290
Hang Seng China Enterprises Index Future	13	11/29/2017	959,161	(1,856)
IBEX 35 Index Future	14	11/17/2017	1,719,733	38,184
Japan 10-Year Bond Future	6	12/13/2017	7,940,020	(35,303)
KOSPI 200 Index Future	11	12/14/2017	820,815	24,562
Long Gilt Future	1	12/27/2017	165,129	(4,318)
MSCI Emerging Market Index Future	10	12/15/2017	562,100	13,806
MSCI Taiwan Index Future	28	11/29/2017	1,139,600	6,776
NASDAQ 100 E-Mini Future	5	12/15/2017	624,975	25,890
NIKKEI 225 Index Future	16	12/07/2017	3,088,694	88,279
S&P 500 E-Mini Future	55	12/15/2017	7,074,925	144,354
S&P Midcap 400 E-Mini Index Future	9	12/15/2017	1,650,510	85,857
SGX Nifty 50 Index Future	10	11/30/2017	207,580	(140)
SPI 200 Future	9	12/21/2017	1,013,935	28,682
U.S. 10-Year Ultra Future	44	12/19/2017	5,892,563	(12,724)
U.S. Treasury Long Bond Future	38	12/19/2017	5,793,813	(109,720)
U.S. Treasury Ultra Bond Future	25	12/19/2017	4,119,531	(73,319)

Total				$(350,085)

Short position contracts:
Australian 10-Year Bond Future	1	12/15/2017	$98,618	$(1,540)
Australian 3-Year Bond Future	66	12/15/2017	5,636,804	(21,998)
British Pound Future	115	12/18/2017	9,560,094	(36,027)
CBOE Volatility Index Future	4	01/17/2018	52,900	4,239
Canadian Government 10-Year Bond Future	40	12/18/2017	4,261,065	4,613
Euro BUXL 30-Year Bond Future	1	12/07/2017	193,505	(1,515)
Euro FX Future	64	12/18/2017	9,344,800	235,494

The accompanying notes are an integral part of these financial statements.

43

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

Futures Contracts Outstanding at October 31, 2017 - (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts: - (continued)
Euro STOXX 50 Dividend Future	4	12/20/2019	$58,941	$(2,810)
Euro STOXX 50 Dividend Future	27	12/18/2020	392,508	(4,946)
Eurodollar 3-Month Future	51	09/17/2018	12,514,763	1,808
FTSE 100 Future Index	16	12/15/2017	1,586,874	(1,873)
FTSE/JSE Top 40 Index Future	8	12/21/2017	300,937	(15,266)
Japanese Yen Future	74	12/18/2017	8,152,950	298,317
MSCI Singapore Index Future	19	11/29/2017	528,211	(91)
S&P/TSX 60 Index Future	17	12/14/2017	2,492,086	(43,974)
Swiss Franc Future	44	12/18/2017	5,528,050	200,168
TOPIX Index Future	40	12/07/2017	6,202,014	(675,742)
U.S. Treasury 10-Year Note Future	115	12/19/2017	14,367,813	142,922
U.S. Treasury 2-Year Note Future	36	12/29/2017	7,752,938	4,809
U.S. Treasury 5-Year Note Future	7	12/29/2017	820,313	(396)

Total				$86,192

Total futures contracts				$(263,893)

OTC Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
ITRAXX.SEN.FIN.28	CBK	EUR	4,614,543	1.00%	12/20/22	Quarterly	$118,419	$—	$138,676	$20,257
ITRAXX.SEN.FIN.28	CBK	EUR	340,000	1.00%	12/20/22	Quarterly	8,413	—	10,216	1,803
ITRAXX.SEN.FIN.28	BNP	EUR	90,000	1.00%	12/20/22	Quarterly	2,148	—	2,705	557

Total							$128,980	$—	$151,597	$22,617

Total traded indices							$128,980	$—	$151,597	$22,617

Credit default swaps on single-name issues:
Sell protection:
Russian Foreign Bond - Eurobond	MSC	USD	$1,300,000	1.00%	12/20/22	Quarterly	$—	$(21,528)	$(16,298)	$5,230

Total single-name issues							$—	$(21,528)	$(16,298)	$5,230

Total OTC contracts							$128,980	$(21,528)	$135,299	$27,847

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Notional Amount(a)	(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.29	USD 6,156,000	(5.00%)	12/20/22	Quarterly	$482,976	$537,466	$54,490
ITRAXX.XOVER.28	EUR 1,500,000	(5.00%)	12/20/22	Quarterly	211,396	231,491	20,095
CDX.EM.28	USD 3,842,243	(1.00%)	12/20/22	Quarterly	(154,222)	(127,506)	26,716
CDX.NA.IG.29	USD 7,531,206	(1.00%)	12/20/22	Quarterly	149,160	179,898	30,738
ITRAXX.EUR.28	EUR 6,425,000	(1.00%)	12/20/22	Quarterly	166,239	197,390	31,151

Total					$855,549	$1,018,739	$163,190

Total					$855,549	$1,018,739	$163,190

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

44

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Total Return Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Barclays Volscore Delta Hedged	BCLY	USD	597,779	(0.50%)	04/20/18	Monthly	$—	$—	$1,007	$1,007
Barclays Volscore Delta Hedged	BCLY	USD	260,312	(0.50%)	04/20/18	Monthly	—	—	456	456
BofAML VolRyder Index	BOA	USD	410,849	—	04/30/18	Monthly	—	—	(253)	(253)
BXIIMPUE Barclays Index	BCLY	USD	687,435	(0.11%)	06/29/18	Monthly	—	—	(1,734)	(1,734)
BXIIMPUE Barclays Index	BCLY	USD	1,030,990	(1.05%)	06/29/18	Monthly	—	—	(3,284)	(3,284)
Citi Mergers & Acquisitions US Index	CBK	USD	2,223,957	(1.00%)	09/28/18	Monthly	—	—	(8,898)	(8,898)
Credit Suisse Merger Arbitrage Liquid Excess Net	CSFB	USD	2,338,690	(0.30%)	09/28/18	Monthly	—	—	(6,794)	(6,794)
DB Bank Custom Volatility Port	DEUT	USD	904,491	—	04/30/18	Monthly	—	—	738	738
DB Bank Custom Volatility Port	DEUT	USD	979,125	(1.00%)	04/30/18	Monthly	—	—	(696)	(696)
Goldman Sachs Dynamic Gamma US Index	GSC	USD	61,027	—	10/31/18	Monthly	—	—	11	11
iPath S&P 500 VIX	MSC	USD	74,788	1.00%	08/22/18	Monthly	—	—	2,060	2,060
iPath S&P 500 VIX	MSC	USD	5,158	1.00%	08/22/18	Monthly	—	—	142	142
iPath S&P 500 VIX	GSC	USD	82,991	(1.00%)	08/31/18	Monthly	—	—	(184)	(184)
iPath S&P 500 VIX	DEUT	USD	3,626	1.00%	09/28/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	7,727	1.00%	09/28/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	8,032	1.00%	09/28/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	8,540	1.00%	09/28/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	9,896	1.00%	10/31/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	11,387	1.00%	10/31/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	12,980	1.00%	10/31/18	Monthly	—	—	—	0
J.P. Morgan U.S. QES Momentum Long Short Index Series (Series 2)*	JPM	USD	1,803,911	(0.25%)	02/28/18	Monthly	—	—	(730)	(730)
JPM US Volatility QES Short	JPM	USD	664,475	(1.00%)	02/28/18	Monthly	—	—	(1,100)	(1,100)
Morgan Stanley Systematic Dispersion Index (Excess Return). (1)	MSC	USD	1,485,383	(0.40%)	07/31/18	Monthly	—	—	(3,247)	(3,247)
Morgan Stanley Dynamic Skew Index (2)	MSC	USD	1,849,749	(0.70%)	09/28/18	Monthly	—	—	(401)	(401)
MSCI AC Asia Pacific Index	BNP	USD	9,900,627	1.00%	06/29/18	Monthly	—	—	(81,793)	(81,793)
MSCI China Automobiles & Components Index	GSC	HKD	653,940	1.00%	09/28/18	Monthly	—	—	—	0
MSCI China Automobiles & Components Index	GSC	HKD	3,203,030	1.00%	10/31/18	Monthly	—	—	4,587	4,587
MSCI China Consumer Discretionary Index	GSC	HKD	1,278,095	1.00%	09/28/18	Monthly	—	—	—	0
MSCI China Consumer Discretionary Index	BOA	HKD	1,913,395	1.00%	09/28/18	Monthly	—	—	—	0
MSCI China Energy Index	GSC	HKD	2,022,974	1.00%	07/12/18	Monthly	—	—	(4,335)	(4,335)
MSCI China Energy Index	GSC	HKD	1,347,249	1.00%	09/28/18	Monthly	—	—	—	0
MSCI China Information Technology Index	GSC	HKD	1,359,507	1.00%	09/28/18	Monthly	—	—	—	0
MSCI China Information Technology Index	GSC	HKD	1,972,502	1.00%	10/31/18	Monthly	—	—	—	0
MSCI China Information Technology Index	GSC	HKD	3,327,455	1.00%	10/31/18	Monthly	—	—	(10,111)	(10,111)
MSCI China Material Index	BOA	HKD	1,943,946	1.00%	10/31/18	Monthly	—	—	(4,008)	(4,008)
MSCI China Real Estate Index	GSC	HKD	648,805	1.00%	09/28/18	Monthly	—	—	—	0
MSCI China Real Estate Index	GSC	HKD	3,212,591	1.00%	10/31/18	Monthly	—	—	1,432	1,432
MSCI Daily TR Net Brazil	GSC	USD	859,301	1.00%	06/21/18	Monthly	—	—	19,151	19,151
MSCI Korea Consumer Discretionary Index	GSC	USD	453,023	1.00%	10/31/18	Monthly	—	—	—	0
MSCI Korea Material Index	GSC	USD	297,327	1.00%	09/28/18	Monthly	—	—	1	1
MSCI Korea Material Index	GSC	USD	140,681	1.00%	09/28/18	Monthly	—	—	—	0
MSCI US Health Care	GSC	USD	11,300,479	1.00%	04/30/18	Monthly	—	—	(6,794)	(6,794)
MSCI US Health Care	DEUT	USD	821,835	1.00%	06/29/18	Monthly	—	—	(494)	(494)
MSCI World Media Industry Group Total Return	GSC	USD	6,219,778	1.00%	06/29/18	Monthly	—	—	2,932	2,932
PowerShares DB Agriculture Fund	BOA	USD	4,263,075	(1.00%)	06/29/18	Monthly	—	—	—	0
PowerShares DB Base Metals Fund	BOA	USD	4,310,404	(1.00%)	06/29/18	Monthly	—	—	—	0

*	The J.P. Morgan U.S. QES Momentum Long Short Index Series (Series 2)* references intraday momentum signals to provide synthetic exposure to intraday returns on S&P E-mini futures contracts subject to the daily deduction of a fee 0.50% per annum and is subject to a transaction fee that increases the cost of both synthetically entering and synthetically exiting each contract in any position by an amount between 0.25 index points and 0.75 index points. ln connection with implementing an intraday momentum strategy, the lndex references a database of intraday data relating to the Futures Constituent, which is referred to as the “Constructed Database.” As of 10/31/17, the Index did not enter into a position for any underlying securities.

The accompanying notes are an integral part of these financial statements.

45

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Total Return Swap Contracts Outstanding at October 31, 2017 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
PowerShares DB Energy Fund	BOA	USD	3,491,581	(1.00	%) %	06/29/18	Monthly	$—	$—	$—	$0
PowerShares DB Precious Metals Fund	BOA	USD	4,242,029	(1.00%)		06/29/18	Monthly	—	—	—	0
S&P 500 Financial Sector Index	CBK	USD	2,640,824	(1.00%)		11/03/17	Maturity	—	—	54,227	54,227
S&P 500 Health Care Sector Index	CBK	USD	1,900,592	(1.00%)		11/03/17	Maturity	—	—	(43,988)	(43,988)
S&P 500 Industrials Index	CBK	USD	3,404,439	1.00%		11/03/17	Maturity	—	—	31,381	31,381
S&P 500 Information Technology Index	CBK	USD	3,401,417	(1.00%)		11/03/17	Maturity	—	—	257,265	257,265
S&P 500 Materials Sector Index	CBK	USD	2,648,533	1.00%		11/03/17	Maturity	—	—	(61,585)	(61,585)
S&P 500 Total Return Utilities	CBK	USD	1,146,974	1.00%		11/03/17	Maturity	—	—	(34,139)	(34,139)
S&P Energy Index	BOA	USD	5,422,840	1.00%		04/30/18	Monthly	—	—	—	0
S&P Energy Index	BOA	USD	530,072	1.00%		06/29/18	Monthly	—	—	—	0
S&P Energy Index	CBK	USD	1,890,683	1.00%		11/03/17	Maturity	—	—	9,448	9,448
S&P Energy Index	BOA	USD	504,954	1.00%		12/31/17	Monthly	—	—	—	0
S&P Energy Index	BOA	USD	3,078,226	1.00%		06/29/18	Monthly	—	—	—	0
S&P Energy Index	BOA	USD	110,865	1.00%		06/29/18	Monthly	—	—	—	0
S&P Energy Index	CBK	USD	74,487	1.00%		08/31/18	Monthly	—	—	—	0
S&P GSCI Total Return Index	BOA	USD	775,702	1.00%		11/30/17	Monthly	—	—	—	0
S&P GSCI Total Return Index	BOA	USD	9,838,104	1.00%		04/30/18	Monthly	—	—	—	0
S&P Index Consumer Staples Sector Index	CBK	USD	1,139,543	(1.00%)		11/03/17	Maturity	—	—	(18,865)	(18,865)
VelocityShares Daily Inverse	MSC	USD	128,528	1.00%		08/22/18	Monthly	—	—	(3,060)	(3,060)

Total								$—	$—	$88,345	$88,345

(1)	Morgan Stanley Systematic Dispersion Index (Excess Return)

Underlying Securities

Cash/Cash Equivalents
Description	Market Value	% of Total Absolute Notional Amount
USD	$(3,016,593)	(203.09)%

Common Stocks
Long positions
Shares	Description	Market Value	% of Total Absolute Notional Amount
723	General Electric Company	$14,582.14	0.98%
118	Philip Morris International Inc.	12,300.90	0.83%
190	Merck & Co., Inc.	10,451.68	0.70%
271	AT&T Inc.	9,120.33	0.61%

Common Stocks
Short positions
Shares	Description	Market Value	% of Total Absolute Notional Amount
(1,086)	Apple Inc.	$(183,525.02)	(12.36)%
(1,966)	Microsoft Corporation	(163,494.31)	(11.01)%
(90)	Amazon.com, Inc.	(99,407.63)	(6.69)%
(495)	Facebook, Inc.	(89,160.98)	(6.00)%

The accompanying notes are an integral part of these financial statements.

46

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

Common Stocks - (continued)
Short positions - (continued)
Shares	Description	Market Value	% of Total Absolute Notional Amount
(830)	JPMorgan Chase & Co.	$(83,549.80)	(5.62)%
(2,757)	Bank of America Corporation	(75,501.62)	(5.08)%
(371)	Berkshire Hathaway Inc. (Class B)	(69,314.80)	(4.67)%
(1,468)	Intel Corporation	(66,770.76)	(4.50)%
(59)	Alphabet Inc.	(59,713.51)	(4.02)%
(56)	Alphabet Inc. (Class A)	(57,424.29)	(3.87)%
(237)	Unitedhealth Group Incorporated	(49,860.10)	(3.36)%
(548)	AbbVie Inc.	(49,470.58)	(3.33)%
(350)	Johnson & Johnson	(48,799.43)	(3.29)%
(283)	Home Depot, Inc.	(46,981.71)	(3.16)%
(425)	Visa Inc.	(46,753.51)	(3.15)%
(509)	Exxon Mobil Corporation	(42,459.74)	(2.86)%
(163)	Boeing Company	(42,139.27)	(2.84)%
(361)	Chevron Corporation	(41,785.72)	(2.81)%
(513)	Citigroup Inc.	(37,678.81)	(2.54)%
(976)	Cisco Systems, Inc.	(33,327.08)	(2.24)%
(544)	Wells Fargo & Company	(30,523.19)	(2.05)%
(182)	McDonald’s Corporation	(30,376.37)	(2.05)%
(850)	Pfizer Inc.	(29,818.30)	(2.01)%
(327)	Wal-Mart Stores, Inc.	(28,557.40)	(1.92)%
(122)	3M Company	(28,127.58)	(1.89)%
(166)	Mastercard Incorporated	(24,623.11)	(1.66)%
(107)	NVIDIA Corporation	(22,215.91)	(1.50)%
(403)	Oracle Corporation	(20,498.49)	(1.38)%
(439)	The Coca-Cola Company	(20,199.52)	(1.36)%
(382)	Verizon Communications, Inc.	(18,291.97)	(1.23)%
(124)	Honeywell International Inc.	(17,837.03)	(1.20)%
(104)	International Business Machines Corporation	(16,056.90)	(1.08)%
(255)	Bristol(Myers Squibb Company	(15,692.60)	(1.06)%
(43)	Broadcom Limited	(11,242.56)	(0.76)%
(125)	DowDuPont Inc.	(9,005.37)	(0.61)%

Futures
Long position contracts
Description	Number of Contracts	Expiration	Notional Amount	Market Value	% of Total Absolute Notional Amount
S&P 500 E-Mini Future	48	12/15/2017	2,380	$6,122,679	412.20%

Options

Written option contracts
Calls
Description	Strike Price	Expiration	Number of Contracts	Market Value	% of Total Absolute Notional Amount
S&P 500 Index	2500	12/15/2017	(3)	$(27,999)	(1.88)%
S&P 500 Index	2525	12/15/2017	(4)	(25,029)	1.69)%
S&P 500 Index	2500	1/19/2018	(2)	(23,543)	(1.59)%
S&P 500 Index	2525	1/19/2018	(2)	(18,202)	(1.23)%
S&P 500 Index	2550	1/19/2018	(3)	(17,118)	(1.15)%
S&P 500 Index	2600	1/19/2018	(5)	(12,711)	(0.86)%
S&P 500 Index	2625	3/16/2018	(3)	(11,441)	(0.77)%
S&P 500 Index	2625	1/19/2018	(6)	(9,339)	(0.63)%
S&P 500 Index	2575	3/16/2018	(2)	(9,203)	(0.62)%

The accompanying notes are an integral part of these financial statements.

47

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

(2)	Morgan Stanley Dynamic Skew Index

Underlying Securities

Cash/Cash Equivalents
Description	Market Value	% of Total Absolute Notional Amount
USD	$3,147,517	170.16%

Futures
Short position contracts
Description	Number of Contracts	Expiration	Notional Amount	Market Value	% of Total Absolute Notional Amount
S&P 500 E-Mini Future	10	12/15/2017	505	$1,300,027	(70.28)%

Options

Purchased option contracts
Calls
Description	Strike Price	Expiration	Number of Contracts	Market Value	% of Total Absolute Notional Amount
S&P 500 Index	2575	11/17/2017	6	$10,017	0.54%

Written option contracts
Puts
Description	Strike Price	Expiration	Number of Contracts	Market Value	% of Total Absolute Notional Amount
S&P 500 Index	2440	11/17/2017	(36)	$(7,752)	(0.42)%

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,200,000	AUD	1,680,272	USD	BCLY	11/30/17	$2,948	$—
4,120,000	BRL	1,257,286	USD	GSC	11/03/17	1,493	—
1,680,000	BRL	512,679	USD	GSC	11/03/17	609	—
1,455,000	BRL	444,017	USD	GSC	11/03/17	527	—
985,000	BRL	300,589	USD	GSC	11/03/17	357	—
1,680,000	BRL	525,657	USD	BOA	11/03/17	—	(12,369)
2,625,000	BRL	818,407	USD	DEUT	11/03/17	—	(16,394)
1,630,000	BRL	514,683	USD	DEUT	11/03/17	—	(16,671)
1,890,000	BRL	595,651	USD	DEUT	11/03/17	—	(18,201)
4,120,000	BRL	1,262,680	USD	GSC	12/04/17	—	(8,948)
1,115,000	CAD	863,946	USD	DEUT	11/30/17	543	—
190,000	CAD	155,582	USD	BOA	12/15/17	—	(8,240)
420,000	CAD	336,134	USD	CBA	12/15/17	—	(10,431)
800,000	CAD	638,684	USD	TDB	12/15/17	—	(18,296)
170,000	CHF	178,737	USD	BOA	11/09/17	—	(8,239)
175,000	CHF	177,306	USD	TDB	11/30/17	—	(1,537)
460,000	CHF	473,729	USD	CBK	12/21/17	—	(10,925)

The accompanying notes are an integral part of these financial statements.

48

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
12,149,000	CNH	1,686,190	USD	CIB	12/18/17	$139,692	$—
13,606,000	CNH	1,860,014	USD	NOM	01/03/18	182,655	—
617,000	CNH	93,819	USD	CBK	03/12/18	—	(1,612)
12,114,000	CNY	1,672,511	USD	HSBC	12/18/17	150,363	—
13,600,000	CNY	1,881,311	USD	NOM	01/03/18	163,589	—
1,065,000	EUR	1,259,716	USD	DEUT	11/30/17	—	(17,096)
110,000	EUR	132,132	USD	BOA	01/04/18	—	(3,502)
170,000	EUR	205,696	USD	CBK	01/04/18	—	(6,903)
3,284	EUR	3,673	USD	CBK	06/20/18	208	—
775,000	GBP	1,015,705	USD	SSG	11/30/17	14,510	—
45,000	GBP	58,925	USD	SSG	11/30/17	894	—
350,000	GBP	458,455	USD	CBK	12/15/17	7,064	—
240,000	GBP	317,607	USD	JPM	12/15/17	1,606	—
690,000	GBP	917,171	USD	DEUT	12/15/17	566	—
197,385,000	HUF	750,416	USD	GSC	11/30/17	—	(11,089)
153,230,000	INR	2,352,679	USD	DEUT	11/30/17	3,391	—
22,210,000	INR	341,272	USD	BOA	11/30/17	230	—
8,400,000	JPY	86,975	USD	JPM	09/22/22	—	(2,892)
488,990,000	KRW	437,967	USD	DEUT	11/30/17	—	(1,447)
13,890,000	MXN	722,318	USD	CBK	11/30/17	—	(1,780)
8,640,000	NOK	1,075,162	USD	GSC	11/30/17	—	(16,609)
1,315,000	NZD	899,883	USD	SSG	11/30/17	—	(555)
330,000	NZD	237,691	USD	DEUT	12/11/17	—	(12,046)
810,000	NZD	563,673	USD	JPM	12/15/17	—	(9,851)
3,745,000	PLN	1,041,151	USD	SSG	11/30/17	—	(12,344)
8,345,000	SEK	1,013,752	USD	BCLY	11/30/17	—	(15,239)
2,865,000	SGD	2,103,435	USD	CBK	11/30/17	—	(1,130)
5,000	TRY	1,310	USD	JPM	11/30/17	—	(3)
61,330,000	TWD	2,029,585	USD	BCLY	11/30/17	6,739	—
17,100,000	TWD	568,106	USD	BOA	11/30/17	—	(340)
359,548	USD	460,000	AUD	CBA	02/01/18	7,774	—
161,556	USD	210,000	AUD	DEUT	02/01/18	964	—
512,740	USD	1,630,000	BRL	DEUT	11/03/17	14,728	—
515,237	USD	1,640,000	BRL	DEUT	11/03/17	14,170	—
1,267,692	USD	4,120,000	BRL	GSC	11/03/17	8,914	—
135,622	USD	435,000	BRL	DEUT	11/03/17	2,717	—
300,589	USD	985,000	BRL	DEUT	11/03/17	—	(357)
444,017	USD	1,455,000	BRL	DEUT	11/03/17	—	(527)
512,680	USD	1,680,000	BRL	BOA	11/03/17	—	(609)
744,606	USD	2,440,000	BRL	DEUT	11/03/17	—	(884)
1,687,600	USD	2,178,000	CAD	DEUT	11/30/17	—	(1,060)
174,605	USD	170,000	CHF	CBK	11/09/17	4,107	—
688,966	USD	680,000	CHF	TDB	11/30/17	5,981	—
395,138	USD	390,000	CHF	TDB	11/30/17	3,426	—
329,995	USD	320,000	CHF	JPM	12/21/17	8,045	—
255,235	USD	250,000	CHF	JPM	12/21/17	3,712	—
143,586	USD	140,000	CHF	DEUT	12/21/17	2,733	—
1,677,807	USD	12,149,000	CNH	HSBC	12/18/17	—	(148,075)
1,882,402	USD	13,606,000	CNH	NOM	01/03/18	—	(160,267)
92,525	USD	617,000	CNH	CBK	03/12/18	318	—
1,683,435	USD	12,114,000	CNY	CIB	12/18/17	—	(139,439)
1,861,993	USD	13,600,000	CNY	NOM	01/03/18	—	(182,907)
187,192	USD	1,178,000	DKK	DEUT	11/30/17	2,463	—
7,923,792	USD	6,699,000	EUR	DEUT	11/30/17	107,536	—
58,252	USD	50,000	EUR	GSC	11/30/17	—	(87)
334,382	USD	280,000	EUR	BOA	12/12/17	7,425	—
200,668	USD	170,000	EUR	CBA	01/04/18	1,875	—
7,461,172	USD	5,693,000	GBP	SSG	11/30/17	—	(106,590)

The accompanying notes are an integral part of these financial statements.

49

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
108,378	USD	80,000	GBP	MSC	12/15/17	$1,974	$—
265,764	USD	200,000	GBP	UBS	12/15/17	—	(247)
262,587	USD	200,000	GBP	JPM	12/15/17	—	(3,424)
439,191	USD	340,000	GBP	JPM	12/15/17	—	(13,028)
341,172	USD	89,740,000	HUF	GSC	11/30/17	5,042	—
380,515	USD	24,840,000	INR	DEUT	11/30/17	—	(1,426)
12,248,102	USD	1,393,006,000	JPY	BCLY	11/30/17	—	(18,994)
86,975	USD	8,400,000	JPY	JPM	09/22/22	2,892	—
2,001,377	USD	2,253,010,000	KRW	DEUT	11/30/17	—	(9,880)
245,658	USD	4,730,000	MXN	JPM	11/30/17	291	—
616,103	USD	4,951,000	NOK	GSC	11/30/17	9,518	—
729,767	USD	1,010,000	NZD	GSC	12/11/17	39,154	—
311,755	USD	420,000	NZD	DEUT	12/11/17	24,570	—
229,646	USD	330,000	NZD	JPM	12/11/17	4,000	—
476,393	USD	670,000	NZD	CBA	12/15/17	18,294	—
361,730	USD	520,000	NZD	CBK	12/15/17	6,190	—
99,647	USD	140,000	NZD	CBK	12/15/17	3,925	—
341,953	USD	1,230,000	PLN	SSG	11/30/17	4,054	—
936,976	USD	7,713,000	SEK	BCLY	11/30/17	14,085	—
323,041	USD	440,000	SGD	CBK	11/30/17	174	—
555,389	USD	16,720,000	TWD	DEUT	11/30/17	240	—
594,935	USD	17,970,000	TWD	DEUT	11/30/17	—	(1,719)
623,966	USD	18,855,000	TWD	BCLY	11/30/17	—	(2,072)
403,099	USD	5,750,000	ZAR	JPM	11/30/17	—	(1,335)
814,382	USD	11,655,000	ZAR	SCB	11/30/17	—	(5,388)
4,075,000	ZAR	284,737	USD	SCB	11/30/17	1,884	—

Total						$1,011,159	$(1,043,004)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

50

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
ML	Merrill Lynch
NOM	Nomura International
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
BIST	Borsa Istanbul 100 Index
CAC	Cotation Assistee en Continu
CBOE	Chicago Board Options Exchange
DAX	Deutscher Aktien Index
GSCI	Goldman Sachs Commodity
IBEX	Spanish Stock Index
JSE	Johannesburg Stock Exchange
KOSPI	Korea Composite Stock Price
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SGX	Singapore Exchange
SPX	Standard and Poor’s 500 Index
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange

Other Abbreviations:
ADR	American Depositary Receipt
EM	Emerging Markets
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

51

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$2,076,165	$196,069	$1,880,096	$—
Banks	1,058,062	43,366	1,014,696	—
Capital Goods	3,061,906	—	3,061,906	—
Commercial & Professional Services	300,386	—	300,386	—
Consumer Durables & Apparel	1,122,302	—	1,122,302	—
Consumer Services	631,969	130,552	501,417	—
Diversified Financials	306,234	286,007	20,227	—
Energy	6,816,437	6,706,884	109,553	—
Food & Staples Retailing	263,019	263,019	—	—
Food, Beverage & Tobacco	539,555	—	539,555	—
Health Care Equipment & Services	4,884,776	4,203,298	681,478	—
Household & Personal Products	94,551	94,551	—	—
Insurance	1,311,352	—	1,311,352	—
Materials	1,023,145	—	1,023,145	—
Media	5,810,603	4,001,005	1,809,598	—
Pharmaceuticals, Biotechnology & Life Sciences	8,142,257	5,699,288	2,442,969	—
Real Estate	572,221	136,198	436,023	—
Retailing	928,148	327,704	600,444	—
Semiconductors & Semiconductor Equipment	6,860,073	4,228,777	2,631,296	—
Software & Services	7,330,720	4,732,814	2,597,806	100
Technology Hardware & Equipment	5,602,468	1,678,630	3,923,838	—
Telecommunication Services	1,057,082	298,402	758,680	—
Transportation	333,175	20,787	312,388	—
Utilities	246,251	65,639	180,612	—
Foreign Government Obligations	17,527,821	—	17,527,821	—
Exchange-Traded Funds	114,738	—	114,738	—
Preferred Stocks	340,357	170,115	170,242	—
Short-Term Investments	21,284,471	21,284,471	—	—
Purchased Options	445,252	93,694	351,558	—
Foreign Currency Contracts(2)	1,011,159	—	1,011,159	—
Futures Contracts(2)	1,551,479	1,551,479	—	—
Swaps - Credit Default(2)	191,037	—	191,037	—
Swaps - Total Return(2)	384,838	—	384,838	—

Total	$103,224,009	$56,212,749	$47,011,160	$100

Liabilities
Foreign Currency Contracts(2)	$(1,043,004)	$—	$(1,043,004)	$—
Futures Contracts(2)	(1,815,372)	(1,815,372)	—	—
Swaps - Total Return(2)	(296,493)	—	(296,493)	—
Written Options	(1,984,577)	(1,968,027)	(16,550)	—

Total	$(5,139,446)	$(3,783,399)	$(1,356,047)	$—

(1)	For the year ended October 31, 2017, investments valued at $4,279 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor and there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

52

Alternative Funds

Statements of Assets and Liabilities

October 31, 2017

	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Assets:
Investments in securities, at market value	$288,422,266	$48,367,058	$100,085,496
Cash collateral due from broker	—	17,213,834	—
Cash collateral due from broker on swap contracts	—	—	1,671,945
Cash collateral due from broker on option contracts	—	—	2,536,000
Foreign currency	85,554	—	1,070,883
Unrealized appreciation on OTC swap contracts	8,838	—	412,685
Unrealized appreciation on foreign currency contracts	42,710	—	1,011,159
Receivables:
Payment due from affiliate	—	—	423,265
Investment securities sold	1,797,698	95,976	2,085,092
Fund shares sold	99,957	396,448	24,775
Dividends and interest	484,425	29,961	276,045
Variation margin on futures contracts	287,443	—	1,405,264
OTC swap contracts premiums paid	—	—	128,980
Other assets	92,941	45,858	67,231

Total assets	291,321,832	66,149,135	111,198,820

Liabilities:
Unrealized depreciation on foreign currency contracts	72,265	—	1,043,004
Bank overdraft	128	246,299	32,356
Bank overdraft - foreign cash	—	3,498	—
Unrealized depreciation on OTC swap contracts	47,676	—	296,493
Cash collateral due to broker on swap contracts	—	—	610,000
Securities sold short, at market value	—	24,030,291	—
Payables:
Investment securities purchased	1,166,653	234,707	1,603,937
Fund shares redeemed	71,910	62	124,847
Investment management fees	243,374	46,840	79,711
Transfer agent fees	11,527	1,190	113
Accounting services fees	4,402	602	1,594
Board of Directors’ fees	1,355	113	460
Variation margin on centrally cleared swap contracts	—	—	28,956
Foreign taxes	9,870	22,024	—
Distribution fees	9,850	1,461	136
Dividends on securities sold short	—	9,680	—
Written options	3,470	—	1,984,577
Accrued expenses	51,002	37,113	44,250
OTC swap contracts premiums received	—	—	21,528

Total liabilities	1,693,482	24,633,880	5,871,962

Net assets	$289,628,350	$41,515,255	$105,326,858

Summary of Net Assets:
Capital stock and paid-in-capital	$370,981,097	$36,544,037	$115,920,046
Undistributed (distributions in excess of) net investment income	8 ,907,460	(114,883)	8,746,227
Accumulated net realized gain (loss)	(107,888,528)	1,535,395	(24,514,879)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	17,628,321	3,550,706	5,175,464

Net assets	$289,628,350	$41,515,255	$105,326,858

Shares authorized	760,000,000	400,000,000	560,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$9.38	$11.90	$9.03

Maximum offering price per share	$9.93	$12.59	$9.56

Shares outstanding	1,811,517	623,790	47,103

Net Assets	$16,989,762	$7,424,404	$425,569

The accompanying notes are an integral part of these financial statements.

53

Alternative Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Class C: Net asset value per share	$9.15	$11.68	$8.77

Shares outstanding	780,396	305,747	15,300

Net Assets	$7,138,108	$3,570,771	$134,193

Class I: Net asset value per share	$9.38	$11.97	$9.14

Shares outstanding	3,101,317	1,676,068	14,173

Net Assets	$29,091,963	$20,060,951	$129,586

Class R3: Net asset value per share	$9.40	$—	$8.98

Shares outstanding	16,025	—	1,141

Net Assets	$150,676	$—	$10,241

Class R4: Net asset value per share	$9.39	$—	$9.04

Shares outstanding	46,094	—	1,124

Net Assets	$432,942	$—	$10,163

Class R5: Net asset value per share	$9.39	$—	$9.13

Shares outstanding	7,105	—	1,113

Net Assets	$66,713	$—	$10,167

Class Y: Net asset value per share	$9.39	$11.99	$9.07

Shares outstanding	13,175,670	871,062	1,116

Net Assets	$123,742,095	$10,448,254	$10,121

Class F: Net asset value per share	$9.38	$11.98	$9.15

Shares outstanding	11,943,948	908	11,425,826

Net Assets	$112,016,091	$10,875	$104,596,818

Cost of investments	$270,490,708	$43,728,485	$94,810,783
Cost of foreign currency	$85,699	$—	$1,064,195
Cost of bank overdraft - foreign cash	$—	$3,582	$—
Proceeds of securities sold short	$—	$22,964,321	$—
Proceeds of written options contracts	$3,446	$—	$1,913,063

The accompanying notes are an integral part of these financial statements.

54

Alternative Funds

Statements of Operations

For the Year Ended October 31, 2017

	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Investment Income:
Dividends	$5,849,707	$639,888	$927,663
Interest	1,727,089	2,444	312,441
Other income	2,727	929	1,823
Non-cash dividends	418,901	33,788	10,133
Less: Foreign tax withheld	(391,567)	(40,000)	(65,490)

Total investment income, net	7,606,857	637,049	1,186,570

Expenses:
Investment management fees	3,044,259	409,053	1,004,181
Administrative services fees
Class R3	300	—	72
Class R4	741	—	60
Class R5	59	—	37
Transfer agent fees
Class A	41,073	2,435	865
Class C	13,718	657	339
Class I	24,174	4,791	144
Class R3	219	—	7
Class R4	80	—	12
Class R5	—	—	7
Class Y	31,684	129	744
Class F	—	—	—
Distribution fees
Class A	46,965	15,164	1,497
Class C	79,158	27,322	1,309
Class R3	751	—	181
Class R4	1,235	—	101
Custodian fees	32,281	16,566	23,439
Registration and filing fees	99,782	65,728	105,486
Accounting services fees	55,654	5,259	20,084
Board of Directors’ fees	9,111	707	3,259
Dividend and interest expense on securities sold short	—	372,596	—
Audit fees	46,974	33,536	31,456
Short position fees	—	47,323	—
Other expenses	44,535	18,796	16,617

Total expenses (before waivers and fees paid indirectly)	3,572,753	1,020,062	1,209,897
Expense waivers	(175,953)	(110,877)	(63,181)
Management fee waivers	(431,607)	—	—
Transfer agent fee waivers	(2)	—	—
Distribution fee reimbursements	(115)	(25,144)	(282)
Commission recapture	(852)	(1,096)	(2,291)

Total waivers and fees paid indirectly	(608,529)	(137,117)	(65,754)

Total expenses, net	2,964,224	882,945	1,144,143

Net Investment Income (Loss)	4,642,633	(245,896)	42,427

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net increase from payments by affiliate (See Note 7)	—	—	631,350
Net realized gain (loss) on investments	10,591,769	5,403,122	9,338,421
Less: Foreign taxes paid on realized capital gains	(20,196)	(22,842)	—
Net realized gain (loss) on purchased options contracts	124,268	—	(881,119)
Net realized gain (loss) on futures contracts	(886,571)	—	(2,168,761)
Net realized gain (loss) on securities sold short	—	(2,769,208)	—
Net realized gain (loss) on written options contracts	31,261	—	632,812
Net realized gain (loss) on swap contracts	121,717	(23,619)	(6,822,373)
Net realized gain (loss) on foreign currency contracts	1,342,917	(500)	(587,348)
Net realized gain (loss) on other foreign currency transactions	(7,059)	(14,430)	(77,166)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	11,298,106	2,572,523	65,816

The accompanying notes are an integral part of these financial statements.

55

Alternative Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$10,108,216	$3,210,015	$3,614,484
Net unrealized appreciation (depreciation) of purchased options contracts	(112,950)	—	(294,809)
Net unrealized appreciation (depreciation) of futures contracts	542,763	—	1,534,777
Net unrealized appreciation (depreciation) of securities sold short	—	(1,201,852)	—
Net unrealized appreciation (depreciation) of written options contracts	(8,490)	—	(535,865)
Net unrealized appreciation (depreciation) of swap contracts	(34,679)	(1,520)	248,430
Net unrealized appreciation (depreciation) of foreign currency contracts	(95,440)	—	(261,853)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	8,909	598	354

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	10,408,329	2,007,241	4,305,518

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	21,706,435	4,579,764	4,371,334

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,349,068	$4,333,868	$4,413,761

The accompanying notes are an integral part of these financial statements.

56

[This page is intentionally left blank]

57

Alternative Funds

Statements of Changes in Net Assets

	The Hartford Global Real Asset Fund (consolidated)		Hartford Long/Short Global Equity Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$4,642,633	$3,549,369	$(245,896)	$(212,950)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	11,298,106	(28,453,265)	2,572,523	(154,532)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	10,408,329	41,175,775	2,007,241	696,931

Net Increase (Decrease) in Net Assets Resulting from Operations	26,349,068	16,271,879	4,333,868	329,449

Distributions to Shareholders:
From net investment income
Class A	(85,707)	(180,779)	—	—
Class I	(186,369)	(233,637)	—	—
Class R3	(326)	(522)	—	—
Class R4	(2,002)	(27,942)	—	—
Class R5	(392)	(4,197)	—	—
Class Y	(1,933,820)	(2,563,220)	—	—

Total from net investment income	(2,208,616)	(3,010,297)	—	—

From net realized gain on investments
Class A	—	—	—	(67,329)
Class C	—	—	—	(35,248)
Class I	—	—	—	(86,757)
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	(165,413)

Total from net realized gain on investments	—	—	—	(354,747)

Total distributions	(2,208,616)	(3,010,297)	—	(354,747)

Capital Share Transactions:
Sold	261,541,661	53,115,588	15,671,808	4,098,326
Net increase from payments by affiliates (see Note 7)	—	—	—	—
Issued on reinvestment of distributions	2,113,636	2,867,051	—	353,866
Redeemed	(262,819,143)	(103,428,682)	(4,684,016)	(2,099,771)

Net increase (decrease) from capital share transactions	836,154	(47,446,043)	10,987,792	2,352,421

Net Increase (Decrease) in Net Assets	24,976,606	(34,184,461)	15,321,660	2,327,123

Net Assets:
Beginning of period	264,651,744	298,836,205	26,193,595	23,866,472

End of period	$289,628,350	$264,651,744	$41,515,255	$26,193,595

Undistributed (distributions in excess of) net investment income	$8,907,460	$1,202,149	$(114,883)	$(220,430)

The accompanying notes are an integral part of these financial statements.

58

Alternative Funds

Statements of Changes in Net Assets – (continued)

Hartford Real Total Return Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$42,427	$228,903
65,816	(15,184,230)
4,305,518	7,649,094

4,413,761	(7,306,233)

—	—
—	—
—	—
—	—
—	—
—	—

—	—

—	(2,809)
—	(894)
—	(895)
—	(386)
—	(441)
—	(386)
—	(524,861)

—	(530,672)

—	(530,672)

132,616,202	93,932,002
114,920	—
—	530,527
(157,925,495)	(80,538,794)

(25,194,373)	13,923,735

(20,780,612)	6,086,830

126,107,470	120,020,640

$105,326,858	$126,107,470

$8,746,227	$(911,750)

The accompanying notes are an integral part of these financial statements.

59

Alternative Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Global Real Asset Fund (consolidated)
For the Year Ended October 31, 2017
A	$8.67	$0.11	$0.64	$0.75	$(0.04)	$—	$(0.04)	$9.38	8.65%	$16,990	1.55%	1.25%		1.20%	103%
C	8.48	0.04	0.63	0.67	—	—	—	9.15	7.90	7,138	2.25	2.00		0.44	103
I	8.67	0.13	0.64	0.77	(0.06)	—	(0.06)	9.38	8.93	29,092	1.16	0.99		1.46	103
R3	8.69	0.08	0.65	0.73	(0.02)	—	(0.02)	9.40	8.43	151	1.92	1.50		0.94	103
R4	8.67	0.11	0.64	0.75	(0.03)	—	(0.03)	9.39	8.71	433	1.49	1.20		1.24	103
R5	8.68	0.14	0.64	0.78	(0.07)	—	(0.07)	9.39	9.00	67	1.17	0.95		1.53	103
Y	8.68	0.13	0.65	0.78	(0.07)	—	(0.07)	9.39	9.01	123,742	1.09	0.90		1.46	103
F(4)	8.93	0.11	0.34	0.45	—	—	—	9.38	5.04 (6)	112,016	1.08 (7)	0.90	(7)	1.79 (7)	103

For the Year Ended October 31, 2016
A	$8.15	$0.09	$0.49	$0.58	$(0.06)	$—	$(0.06)	$8.67	7.27%	$20,262	1.61%	1.26	%(8)	1.09%	115%
C	7.97	0.03	0.48	0.51	—	—	—	8.48	6.40	8,702	2.30	2.01	(8)	0.33	115
I	8.16	0.11	0.49	0.60	(0.09)	—	(0.09)	8.67	7.51	24,931	1.18	0.99	(8)	1.35	115
R3	8.17	0.07	0.49	0.56	(0.04)	—	(0.04)	8.69	6.86	126	1.95	1.49	(8)	0.81	115
R4	8.17	0.08	0.50	0.58	(0.08)	—	(0.08)	8.67	7.17	511	1.50	1.21	(8)	1.05	115
R5	8.17	0.10	0.50	0.60	(0.09)	—	(0.09)	8.68	7.56	49	1.24	0.96	(8)	1.27	115
Y	8.17	0.11	0.50	0.61	(0.10)	—	(0.10)	8.68	7.64	210,071	1.10	0.91	(8)	1.42	115

For the Year Ended October 31, 2015
A	$9.85	$0.03	$(1.72)	$(1.69)	$(0.01)	$—	$(0.01)	$8.15	(17.21)%	$23,604	1.67%	1.20%		0.32%	134%
C	9.70	0.04	(1.77)	(1.73)	—	—	—	7.97	(17.84)	10,087	2.40	1.95		0.43	134
I	9.87	0.12	(1.79)	(1.67)	(0.04)	—	(0.04)	8.16	(16.98)	19,495	1.29	0.95		1.38	134
R3	9.89	0.07	(1.79)	(1.72)	—	—	—	8.17	(17.39)	130	2.02	1.45		0.73	134
R4	9.88	0.10	(1.80)	(1.70)	(0.01)	—	(0.01)	8.17	(17.18)	2,861	1.60	1.15		1.10	134
R5	9.89	0.23	(1.90)	(1.67)	(0.05)	—	(0.05)	8.17	(16.97)	371	1.31	0.90		2.56	134
Y	9.89	0.13	(1.80)	(1.67)	(0.05)	—	(0.05)	8.17	(16.94)	242,288	1.19	0.85		1.42	134

For the Year Ended October 31, 2014
A	$10.30	$0.08	$(0.49)	$(0.41)	$(0.04)	$—	$(0.04)	$9.85	(4.03)%	$44,562	1.58%	1.35%		0.76%	162%
C	10.18	—	(0.48)	(0.48)	—	—	—	9.70	(4.72)	17,382	2.31	2.10		0.01	162
I	10.33	0.11	(0.50)	(0.39)	(0.07)	—	(0.07)	9.87	(3.76)	47,168	1.21	1.06		1.03	162
R3	10.35	0.05	(0.48)	(0.43)	(0.03)	—	(0.03)	9.89	(4.20)	277	1.93	1.60		0.49	162
R4	10.34	0.08	(0.48)	(0.40)	(0.06)	—	(0.06)	9.88	(3.91)	3,686	1.55	1.30		0.79	162
R5	10.35	0.11	(0.49)	(0.38)	(0.08)	—	(0.08)	9.89	(3.72)	516	1.26	1.05		1.05	162
Y	10.34	0.12	(0.49)	(0.37)	(0.08)	—	(0.08)	9.89	(3.58)	313,337	1.15	1.00		1.11	162

For the Year Ended October 31, 2013
A	$10.68	$(0.04)	$(0.27)	$(0.31)	$(0.07)	$—	$(0.07)	$10.30	(2.98)%	$69,554	1.52%	1.30%		(0.35)%	147%
C	10.58	(0.11)	(0.29)	(0.40)	—	—	—	10.18	(3.78)	28,546	2.24	2.05		(1.08)	147
I	10.72	—	(0.29)	(0.29)	(0.10)	—	(0.10)	10.33	(2.78)	66,061	1.19	1.05		(0.04)	147
R3	10.69	0.17	(0.51)	(0.34)	—	—	—	10.35	(3.18)	295	1.86	1.53		1.66	147
R4	10.71	0.17	(0.49)	(0.32)	(0.05)	—	(0.05)	10.34	(3.00)	3,331	1.50	1.27		1.65	147
R5	10.73	0.21	(0.50)	(0.29)	(0.09)	—	(0.09)	10.35	(2.76)	451	1.20	1.01		1.98	147
Y	10.73	0.12	(0.41)	(0.29)	(0.10)	—	(0.10)	10.34	(2.74)	375,280	1.09	0.98		1.14	147

The accompanying notes are an integral part of these financial statements.

60

Alternative Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Long/Short Global Equity Fund
For the Year Ended October 31, 2017
A	$10.21	$(0.09)		$1.78	$1.69	$—	$—	$—	$11.90	16.55%		$7,424	3.60%		3.08	%(9)	(0.85)%		487%
C	10.04	(0.12)		1.76	1.64	—	—	—	11.68	16.33		3,571	4.33		3.34	(9)	(1.09)		487
I	10.26	(0.09)		1.80	1.71	—	—	—	11.97	16.67		20,061	3.30		2.92	(9)	(0.79)		487
Y	10.27	(0.09)		1.81	1.72	—	—	—	11.99	16.75		10,448	3.39		3.01	(9)	(0.82)		487
F(4)	11.01	0.03		0.94	0.97	—	—	—	11.98	8.72	(6)	11	2.76	(7)	2.37	(7)(9)	0.37	(7)	487

For the Year Ended October 31, 2016
A	$10.25	$(0.10)		$0.21	$0.11	$—	$(0.15)	$(0.15)	$10.21	1.13%		$5,303	3.89%		3.39	%(11)	(1.00)%		399%
C	10.16	(0.17)		0.20	0.03	—	(0.15)	(0.15)	10.04	0.34		2,328	4.62		4.12	(11)	(1.75)		399
I	10.27	(0.07)		0.21	0.14	—	(0.15)	(0.15)	10.26	1.42		6,939	3.62		3.12	(11)	(0.72)		399
Y	10.28	(0.07)		0.21	0.14	—	(0.15)	(0.15)	10.27	1.42		11,623	3.60		3.10	(11)	(0.72)		399

For the Year Ended October 31, 2015
A	$9.62	$(0.20)		$0.83	$0.63	$—	$—	$—	$10.25	6.55%		$4,649	4.47%		3.91	%(12)	(1.97)%		413%
C	9.61	(0.27)		0.82	0.55	—	—	—	10.16	5.72		2,327	5.23		4.67	(12)	(2.73)		413
I	9.62	(0.19)		0.84	0.65	—	—	—	10.27	6.76		5,488	4.44		3.88	(12)	(1.87)		413
Y	9.62	(0.17)		0.83	0.66	—	—	—	10.28	6.86		11,402	4.27		3.70	(12)	(1.68)		413

For the Year Ended October 31, 2014(13)
A	$10.00	$(0.01)		$(0.37)	$(0.38)	$—	$—	$—	$9.62	(3.80	)%(6)	$3,871	3.32	%(7)	2.86	%(7)(14)	(0.84	)%(7)	32	%(6)
C	10.00	(0.03)		(0.36)	(0.39)	—	—	—	9.61	(3.90	)(6)	2,004	4.07	(7)	3.61	(7)(14)	(1.60	)(7)	32	(6)
I	10.00	(0.01)		(0.37)	(0.38)	—	—	—	9.62	(3.80	)(6)	3,984	3.08	(7)	2.62	(7)(14)	(0.73	)(7)	32	(6)
Y	10.00	(0.01)		(0.37)	(0.38)	—	—	—	9.62	(3.80	)(6)	6,733	3.08	(7)	2.62	(7)(14)	(0.59	)(7)	32	(6)

Hartford Real Total Return Fund
For the Year Ended October 31, 2017
A	$8.74	$(0.03)		$0.32	$0.29	$—	$—	$—	$9.03	3.32	%(17)	$424	1.47%		1.40%		(0.37)%		140%
C	8.55	(0.09)		0.31	0.22	—	—	—	8.77	2.57	(17)	134	2.34		2.15		(1.05)		140
I	8.82	(0.00	)(5)	0.32	0.32	—	—	—	9.14	3.63	(17)	129	1.20		1.15		0.05		140
R3	8.65	(0.06)		0.39	0.33	—	—	—	8.98	3.82	(17)	10	1.78		1.50		(0.74)		140
R4	8.73	(0.05)		0.36	0.31	—	—	—	9.04	3.55	(17)	10	1.49		1.36		(0.61)		140
R5	8.81	(0.03)		0.35	0.32	—	—	—	9.13	3.63	(17)	10	1.18		1.10		(0.32)		140
Y	8.83	(0.02)		0.26	0.24	—	—	—	9.07	2.72	(17)	10	1.07		1.05		(0.22)		140
F(4)	9.00	0.02		0.13	0.15	—	—	—	9.15	1.67	(6)(17)	104,300	1.09	(7)	1.00	(7)	0.28	(7)	140

For the Year Ended October 31, 2016
A	$9.35	$(0.02)		$(0.55)	$(0.57)	$—	$(0.04)	$(0.04)	$8.74	(6.14)%		$753	1.66%		1.59	%(15)	(0.20)%		239%
C	9.21	(0.08)		(0.54)	(0.62)	—	(0.04)	(0.04)	8.55	(6.88)		134	2.45		2.35	(15)	(0.94)		239
I	9.41	0.02		(0.57)	(0.55)	—	(0.04)	(0.04)	8.82	(5.89)		75	1.39		1.33	(15)	0.19		239
R3	9.29	(0.04)		(0.56)	(0.60)	—	(0.04)	(0.04)	8.65	(6.51)		90	1.99		1.90	(15)	(0.49)		239
R4	9.34	(0.02)		(0.55)	(0.57)	—	(0.04)	(0.04)	8.73	(6.15)		103	1.70		1.60	(15)	(0.18)		239
R5	9.39	0.01		(0.55)	(0.54)	—	(0.04)	(0.04)	8.81	(5.80)		91	1.39		1.30	(15)	0.11		239
Y	9.41	0.02		(0.56)	(0.54)	—	(0.04)	(0.04)	8.83	(5.78)		124,861	1.28		1.22	(15)	0.19		239

The accompanying notes are an integral part of these financial statements.

61

Alternative Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Real Total Return Fund (continued)
For the Year Ended October 31, 2015
A	$10.11	$0.03	$(0.46)	$(0.43)	$—	$(0.33)	$(0.33)	$9.35	(4.35)%		$710	1.73%		1.68%		0.31%		176%
C	10.04	(0.03)	(0.47)	(0.50)	—	(0.33)	(0.33)	9.21	(5.00)		223	2.51		2.45		(0.27)		176
I	10.15	0.04	(0.45)	(0.41)	—	(0.33)	(0.33)	9.41	(4.13)		227	1.42		1.36		0.43		176
R3	10.08	0.01	(0.47)	(0.46)	—	(0.33)	(0.33)	9.29	(4.67)		96	2.07		2.00		0.08		176
R4	10.10	0.03	(0.46)	(0.43)	—	(0.33)	(0.33)	9.34	(4.36)		110	1.77		1.70		0.34		176
R5	10.13	0.07	(0.48)	(0.41)	—	(0.33)	(0.33)	9.39	(4.14)		97	1.47		1.40		0.69		176
Y	10.14	0.07	(0.47)	(0.40)	—	(0.33)	(0.33)	9.41	(4.03)		118,557	1.36		1.30		0.67		176

For the Period Ended October 31, 2014(16)
A	$10.00	$0.04	$0.07	$0.11	$—	$—	$—	$10.11	1.10	%(6)	$598	1.70	%(7)	1.65	%(7)	0.42	%(7)	305	%(6)
C	10.00	(0.05)	0.09	0.04	—	—	—	10.04	0.40	(6)	122	2.41	(7)	2.36	(7)	(0.56	)(7)	305	(6)
I	10.00	0.17	(0.02)	0.15	—	—	—	10.15	1.50	(6)	138	1.39	(7)	1.34	(7)	1.68	(7)	305	(6)
R3	10.00	(0.01)	0.09	0.08	—	—	—	10.08	0.80	(6)	101	2.05	(7)	2.00	(7)	(0.11	)(7)	305	(6)
R4	10.00	0.02	0.08	0.10	—	—	—	10.10	1.00	(6)	101	1.75	(7)	1.70	(7)	0.18	(7)	305	(6)
R5	10.00	0.05	0.08	0.13	—	—	—	10.13	1.30	(6)	101	1.45	(7)	1.40	(7)	0.48	(7)	305	(6)
Y	10.00	0.06	0.08	0.14	—	—	—	10.14	1.40	(6)	108,553	1.35	(7)	1.30	(7)	0.57	(7)	305	(6)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on February 28, 2017.
(5)	Per share amount is less than $0.005.
(6)	Not annualized.
(7)	Annualized.
(8)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 0.98%, 1.48%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(9)	Excluding the expenses not subject to cap, the ratios would have been 1.65%, 1.91%, 1.55% , 1.49% and 1.36% for Class A, Class C, Class I, Class Y and Class F respectively.
(10)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 0.44% and 0.44% for Class A, Class C, Class I and Class Y, respectively.
(11)	Excluding the expenses not subject to cap, the ratios would have been 1.79%, 2.52%, 1.52% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(12)	Excluding the expenses not subject to cap, the ratios would have been 1.73%, 2.48%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(13)	Commenced operations on August 29, 2014.
(14)	Excluding the expenses not subject to cap, the ratios would have been 1.74%, 2.49%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(15)	Excluding the expenses not subject to cap, the ratios would have been 1.59%, 2.35%, 1.32%, 1.89%, 1.59%, 1.29%, and 1.22% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(16)	Commenced operations on November 29, 2013.
(17)	For the fiscal year ended October 31, 2017, 0.69%, 0.70%, 0.68%, 0.81%, 0.69%, 0.68%, 0.79% and 0.67% of the Hartford Real Total Return Fund’s total return for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F, respectively, consists of a voluntary reimbursement by Wellington Management Company LLP (see Note 7 of the Notes to Financial Statements). Excluding this item, total return would have been 2.63%, 1.87%, 2.95%, 3.01%, 2.86%, 2.95%, 1.93%, and 1.00% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F, respectively,

The accompanying notes are an integral part of these financial statements.

62

Alternative Funds

Notes to Financial Statements

October 31, 2017

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty-three series as of October 31, 2017. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Global Real Asset Fund (the “Global Real Asset Fund”)

Hartford Long/Short Global Equity Fund (the “Long/Short Global Equity Fund”)

Hartford Real Total Return Fund (the “Real Total Return Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class T, Class C, Class I, Class Y and Class F shares. As of October 31, 2017, Class T shares have not commenced operations. In addition, each Fund, except Long/Short Global Equity Fund, has registered for sale Class R3, Class R4 and Class R5 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class T shares of each Fund have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes I, R3, R4, R5, Y and F shares are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors of the Company in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by

63

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange-traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

64

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors of the Company. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

65

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)	Basis for Consolidation – The Global Real Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global Real Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global Real Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global Real Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2017.

b)

Securities Sold Short – As part of its principal investment strategy, the Long/Short Global Equity Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss

66

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Long/Short Global Equity Fund must normally repay to the lender an amount equal to any dividends that accrue while the security is on loan. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in executing short sales. The amount of any gain for the Fund resulting from a short sale will be decreased, and the amount of any loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Investments held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statements of Operations.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2017, Global Real Asset Fund and Real Total Return Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2017, Global Real Asset Fund and Real Total Return Fund had engaged in Futures Contracts.

67

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the fiscal year ended October 31, 2017, Global Real Asset Fund and Real Total Return Fund had engaged in Options Contracts.

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for

68

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the fiscal year ended October 31, 2017, Global Real Asset Fund and Real Total Return Fund had engaged in Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

69

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the fiscal year ended October 31, 2017, Global Real Asset Fund and Real Total Return Fund had engaged in Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the fiscal year ended October 31, 2017, Global Real Asset Fund, Long/Short Global Equity Fund and Real Total Return Fund had engaged in Total Return Swap Contracts.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

During the fiscal year ended October 31, 2017, Real Total Return Fund had engaged in Cross Currency Swap Contracts.

70

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

e)	Additional Derivative Instrument Information:

Global Real Asset Fund (consolidated)

Fair Value of Derivative Instruments on the (consolidated) Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$829	$—	$—	$19,400	$—	$20,229
Unrealized appreciation on futures contracts(1)	27,116	—	—	—	1,596,933	—	1,624,049
Unrealized appreciation on foreign currency contracts	—	42,710	—	—	—	—	42,710
Unrealized appreciation on swap contracts(2)	—	—	—	8,838	—	—	8,838

Total	$27,116	$43,539	$—	$8,838	$1,616,333	$—	$1,695,826

Liabilities:
Unrealized depreciation on futures contracts(1)	$7,497	$—	$—	$—	$1,834,384	$—	$1,841,881
Unrealized depreciation on foreign currency contracts	—	72,265	—	—	—	—	72,265
Written options, market value	—	—	—	—	3,470	—	3,470
Unrealized depreciation on swap contracts(2)	—	—	—	47,676	—	—	47,676

Total	$7,497	$72,265	$—	$47,676	$1,837,854	$—	$1,965,292

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$259,156	$—	$—	$(134,888)	$—	$124,268
Net realized gain (loss) on futures contracts	261,592	—	—	—	(1,148,163)	—	(886,571)
Net realized gain (loss) on written options contracts	—	—	—	—	31,261	—	31,261
Net realized gain (loss) on swap contracts	85,112	—	12,838	23,767	—	—	121,717
Net realized gain (loss) on foreign currency contracts	—	1,342,917	—	—	—	—	1,342,917

Total	$346,704	$1,602,073	$12,838	$23,767	$(1,251,790)	$—	$733,592

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$(115,374)	$—	$—	$2,424	$—	$(112,950)
Net change in unrealized appreciation (depreciation) of futures contracts	(8,044)	—	—	—	550,807	—	542,763
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	(8,490)	—	(8,490)
Net change in unrealized appreciation (depreciation) of swap contracts	(6,387)	—	(3,041)	(25,251)	—	—	(34,679)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(95,440)	—	—	—	—	(95,440)

Total	$(14,431)	$(210,814)	$(3,041)	$(25,251)	$544,741	$—	$291,204

71

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	21,421,385
Futures Contracts Long at Number of Contracts	1,167
Futures Contracts Short at Number of Contracts	(318)
Written Options Contracts at Number of Contracts	(14)
Swap Contracts at Notional Amount	$1,082,833
Foreign Currency Contracts Purchased at Contract Amount	$6,690,367
Foreign Currency Contracts Sold at Contract Amount	$19,371,651

Long/Short Global Equity Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(23,619)	$—	$—	$—	$—	$—	$(23,619)
Net realized gain (loss) on foreign currency contracts	—	(500)	—	—	—	—	(500)

Total	$(23,619)	$(500)	$—	$—	$—	$—	$(24,119)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$—	$(1,520)	$—	$—	$(1,520)

Total	$—	$—	$—	$(1,520)	$—	$—	$(1,520)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$601,607
Foreign Currency Contracts Purchased at Contract Amount	$22,104,769
Foreign Currency Contracts Sold at Contract Amount	$1,195,223

72

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

Real Total Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$298,706	$76,684	$—	$93,694	$—	$—	$469,084
Unrealized appreciation on futures contracts(1)	196,888	733,979	—	620,612	—	—	1,551,479
Unrealized appreciation on foreign currency contracts	—	1,011,159	—	—	—	—	1,011,159
Unrealized appreciation on swap contracts(2)	—	—	191,037	384,838	—	—	575,875

Total	$495,594	$1,821,822	$191,037	$1,099,144	$—	$—	$3,607,597

Liabilities:
Unrealized depreciation on futures contracts(1)	$260,832	$807,842	$—	$746,698	$—	$—	$1,815,372
Unrealized depreciation on foreign currency contracts	—	1,043,004	—	—	—	—	1,043,004
Written options, market value	—	10,310	—	1,974,267	—	—	1,984,577
Unrealized depreciation on swap contracts(2)	—	—	—	296,493	—	—	296,493

Total	$260,832	$1,861,156	$—	$3,017,458	$—	$—	$5,139,446

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$6,491	$(84,220)	$—	$(803,390)	$—	$—	$(881,119)
Net realized gain (loss) on futures contracts	(2,457,064)	70,729	—	217,574	—	—	(2,168,761)
Net realized gain (loss) on written options contracts	(13,565)	172,221	—	474,156	—	—	632,812
Net realized gain (loss) on swap contracts	(10,100,703)	14,876	1,137,967	2,125,487	—	—	(6,822,373)
Net realized gain (loss) on foreign currency contracts	—	(587,348)	—	—	—	—	(587,348)

Total	$(12,564,841)	$(413,742)	$1,137,967	$2,013,827	$—	$—	$(9,826,789)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(130,109)	$(126,342)	$—	$(57,344)	$—	$—	$(313,795)
Net change in unrealized appreciation (depreciation) of futures contracts	904,901	(16,211)	—	646,087	—	—	1,534,777
Net change in unrealized appreciation (depreciation) of written options contracts	—	9,005	—	(544,870)	—	—	(535,865)
Net change in unrealized appreciation (depreciation) of swap contracts	(52,591)	—	164,657	136,364	—	—	248,430
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(261,853)	—	—	—	—	(261,853)

Total	$722,201	$(395,401)	$164,657	$180,237	$—	$—	$671,694

73

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	690,744,664
Futures Contracts Long at Number of Contracts	813
Futures Contracts Short at Number of Contracts	(664)
Written Options Contracts at Number of Contracts	32,100,248
Swap Contracts at Notional Amount	$216,006,102
Foreign Currency Contracts Purchased at Contract Amount	$44,125,704
Foreign Currency Contracts Sold at Contract Amount	$84,639,652

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2017:

Global Real Asset Fund (consolidated)

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$42,710	$(72,265)
Futures contracts	1,624,049	(1,841,881)
Purchased options	20,229	—
Swap contracts	8,838	(47,676)
Written options	—	(3,470)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,695,826	(1,965,292)

Derivatives not subject to a MNA	(1,643,449)	1,845,351

Total gross amount of assets and liabilities subject to MNA or similar agreements	$52,377	$(119,941)

74

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

Global Real Asset Fund (consolidated)
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$6,023	$(1,950)	$—	$—	$4,073
Citibank NA	1,244	(1,244)	—	—	—
Deutsche Bank Securities, Inc.	24,890	(24,890)	—	—	—
Goldman Sachs & Co.	9,799	(9,799)	—	—	—
JP Morgan Chase & Co.	480	(480)	—	—	—
Standard Chartered Bank	9,822	—	—	—	9,822
State Street Global Markets LLC	119	(119)	—	—	—

Total	$52,377	$(38,482)	$—	$—	$13,895

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(1,950)	$1,950	$—	$—	$—
Citibank NA	(3,269)	1,244	—	—	(2,025)
Deutsche Bank Securities, Inc.	(33,237)	24,890	—	—	(8,347)
Goldman Sachs & Co.	(22,544)	9,799	—	—	(12,745)
JP Morgan Chase & Co.	(36,604)	480	—	—	(36,124)
State Street Global Markets LLC	(22,337)	119	—	—	(22,218)

Total	$(119,941)	$38,482	$—	$—	$(81,459)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Real Total Return Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,011,159	$(1,043,004)
Futures contracts	1,551,479	(1,815,372)
Purchased options	170,378	(130,108)
Swap contracts	575,875	(296,493)
Written options	—	(1,984,577)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,308,891	(5,269,554)

Derivatives not subject to a MNA	(1,808,363)	3,789,305

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,500,528	$(1,480,249)

75

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

Real Total Return Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$84,339	$(61,180)	$—	$—	$23,159
Barclays	25,235	(25,235)	—	—	—
BNP Paribas Securities Services	557	(557)	—	—	—
Citibank NA	396,367	(189,825)	—	(206,542)	—
Commonwealth Bank of Australia	27,943	(10,431)	—	—	17,512
Credit Agricle	139,692	(139,439)	—	—	253
Deutsche Bank Securities, Inc.	175,359	(110,804)	—	—	64,555
Goldman Sachs & Co.	93,728	(93,728)	—	—	—
HSBC Bank USA	150,363	(148,075)	—	—	2,288
JP Morgan Chase & Co.	20,546	(20,546)	—	—	—
Morgan Stanley	9,406	(9,406)	—	—	—
Nomura International	346,244	(343,174)	—	—	3,070
Standard Chartered Bank	1,884	(1,884)	—	—	—
State Street Global Markets LLC	19,458	(19,458)	—	—	—
Toronto-Dominion Bank	9,407	(9,407)	—	—	—

Total	$1,500,528	$(1,183,149)	$—	$(206,542)	$110,837

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(61,180)	$61,180	$—	$—	$—
Barclays	(41,323)	25,235	—	—	(16,088)
BNP Paribas Securities Services	(81,793)	557	—	81,236	—
Citibank NA	(189,825)	189,825	—	—	—
Commonwealth Bank of Australia	(10,431)	10,431	—	—	—
Credit Agricle	(139,439)	139,439	—	—	—
Credit Suisse First Boston Corp.	(6,794)	—	—	—	(6,794)
Deutsche Bank Securities, Inc.	(110,804)	110,804	—	—	—
Goldman Sachs & Co.	(96,456)	93,728	—	—	(2,728)
HSBC Bank USA	(148,075)	148,075	—	—	—
JP Morgan Chase & Co.	(51,349)	20,546	—	—	(30,803)
Morgan Stanley	(54,649)	9,406	—	45,243	—
Nomura International	(343,174)	343,174	—	—	—
Standard Chartered Bank	(5,388)	1,884	—	—	(3,504)
State Street Global Markets LLC	(119,489)	19,458	—	—	(100,031)
Toronto-Dominion Bank	(19,833)	9,407	—	—	(10,426)
UBS AG	(247)	—	—	—	(247)

Total	$(1,480,249)	$1,183,149	$—	$126,479	$(170,621)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

76

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2017. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment

77

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2017 and October 31, 2016 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Global Real Asset Fund (consolidated)	$2,208,616	$—	$3,010,297	$—
Long/Short Global Equity Fund	—	—	247,553	107,194
Real Total Return Fund	—	—	—	530,672

As of October 31, 2017, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Global Real Asset Fund (consolidated)	$9,276,305	$—	$(97,194,236)	$—	$6,565,184	$(81,352,747)
Long/Short Global Equity Fund	136,499	1,652,434	—	—	3,182,285	4,971,218
Real Total Return Fund	10,365,792	—	(24,794,832)	(159,092)	3,994,944	(10,593,188)

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, disallowed losses from the Subsidiary, expiration of capital loss carryforwards and utilization or write-off of net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2017, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Global Real Asset Fund (consolidated)	$(759,711)	$5,271,294	$(4,511,583)
Long/Short Global Equity Fund	—	351,443	(351,443)
Real Total Return Fund	130,765	9,615,550	(9,746,315)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

78

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

At October 31, 2017 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2019
Global Real Asset Fund (consolidated)	$6,682,380	$10,586,193	$79,925,663
Real Total Return Fund	—	10,292,723	14,502,109

Long/Short Global Equity Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2017.

During the fiscal year ended October 31, 2017, Global Real Asset Fund utilized prior year capital loss carryforwards of $1,183,624.

During the fiscal year ended October 31, 2017, Long/Short Global Equity Fund utilized prior year capital loss carryforwards of $522,392.

f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Real Asset Fund (consolidated)	$294,501,134	$9,760,561	$(15,986,752)	$(6,226,191)
Long/Short Global Fund	44,096,929	5,188,805	(1,984,656)	3,204,149
Real Total Return Fund	95,741,042	6,825,329	(2,886,613)	3,938,716

e)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews each Fund’s tax positions for all open tax years. As of October 31, 2017, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

79

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2017; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Global Real Asset Fund	0.8450% on first $500 million and;
0.8100% on next $500 million and;
0.7800% on next $1.5 billion and;
0.7500% on next $2.5 billion and;
0.7100% over $5 billion

Long/Short Global Equity Fund	1.4000% on first $1 billion and;
1.3900% on next $1 billion and;
1.3800% over $2 billion

Real Total Return Fund	0.9000% on first $250 million and;
0.8800% on next $250 million and;
0.8500% on next $500 million and;
0.8300% on next $1.5 billion and;
0.8200% over $2.5 billion

The Global Real Asset Fund’s Cayman Subsidiary pays HFMC a management fee at the annual rate of 0.71% of average daily net assets attributable to the Cayman Subsidiary. HFMC has contractually agreed to waive the management fee it receives from the Global Real Asset Fund in an amount equal to the management fee paid to it by the Subsidiary. This waiver will remain in effect for as long as the Global Real Asset Fund remains invested in the Subsidiary.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Global Real Asset Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Long/Short Global Equity Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Real Total Return Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2017, HFMC

80

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

contractually limited the total operating expenses of each Fund exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2018 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
Global Real Asset Fund	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%	0.90%
Long/Short Global Equity Fund*	1.90%	2.65%	1.65%	NA	NA	NA	1.50%	1.50%
Real Total Return Fund	1.40%	2.15%	1.15%	1.70%	1.40%	1.10%	1.05%	1.00%

*	The contractual agreement is also exclusive of dividends and interest expenses on short sales.

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2017, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
Global Real Asset Fund (consolidated)	1.25%	2.00%	0.99%	1.50%	1.20%	0.95%	0.90%	0.90%
Long/Short Global Equity Fund(1)	3.08%	3.34%	2.92%	—	—	—	3.00%	2.37%
Real Total Return Fund	1.40%	2.15%	1.15%	1.50%	1.36%	1.10%	1.05%	1.00%

(1)	Excluding the expenses not subject to the cap, the ratios would have been 1.77%, 2.53%, 1.52%, and 1.51% for Class A, Class C, Class I and Class Y, respectively.

e)	Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2017, HFD received front-end sales charges and contingent deferred sales charges for as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Global Real Asset Fund	$43,324	$2,635
Long/Short Global Equity Fund	16,594	114
Real Total Return Fund	1,068	11

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2017, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

81

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2017, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Global Real Asset Fund (Consolidated)	$669
Long/Short Global Equity Fund	63
Real Total Return Fund	242

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. During the fiscal year ended October 31, 2017, HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, during the fiscal year ended October 31, 2017, HASCO was compensated on a per account basis that varies by account type, except with respect to Class Y, for which it was compensated based on average daily net assets. Prior to May 1, 2017, Class Y shares were subject to a fee cap on transfer agency fees. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services before waivers and/or reimbursements as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
Global Real Asset Fund (consolidated)	0.22%	0.17%	0.09%	0.15%	0.02%	—	0.02%	—
Long/Short Global Equity Fund	0.04%	0.02%	0.05%	—	—	—	0.00%	—
Real Total Return Fund	0.14%	0.26%	0.11%	0.02%	0.03%	0.02%	0.00%	—

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
Global Real Asset Fund (consolidated)	0.22%	0.17%	0.09%	0.15%	0.02%	—	0.02%	—
Long/Short Global Equity Fund	0.04%	0.02%	0.05%	—	—	—	0.00%	—
Real Total Return Fund	0.14%	0.26%	0.11%	0.02%	0.03%	0.02%	0.00%	—

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

During the fiscal year ended October 31, 2017, Wellington Management voluntarily reimbursed the Real Total Return Fund for underperformance that occurred as a result of an operational error. The error did not result in a breach of regulatory or investment guidelines for the Real Total Return Fund. This reimbursement is reflected as net increase from payments by affiliates in the Statement of Operations and Statement of Changes in Net Assets. The impact of the reimbursement on total return is disclosed in the Financial Highlights.

82

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

8.	Affiliate Holdings:

As of October 31, 2017, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A		Class C		Class I		Class R3	Class R4	Class R5	Class Y	Class F
Global Real Asset Fund (consolidated)	—		—		—		—	—	—	—	—	%*
Long/Short Global Equity Fund	66%		73%		12%		—	—	—	99%	100%
Real Total Return Fund	—	%*	—	%*	—	%*	100%	100%	100%	100%	—	%*

Percentage of Fund by Class:

Fund	Class A		Class C		Class I		Class R3		Class R4		Class R5		Class Y		Class F
Global Real Asset Fund (consolidated)	—		—		—		—		—		—		—		—	%*
Long/Short Global Equity Fund	11.71%		5.77%		5.91%		—		—		—		25.05%		—	%*
Real Total Return Fund	—	%*	—	%*	—	%*	—	%*	—	%*	—	%*	—	%*	—	%*

*	Percentage rounds to zero.

As of October 31, 2017, affiliated fund of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Funds below as follows:

Fund	Percentage of Fund*
Global Real Asset Fund (consolidated)	38%
Real Total Return Fund	99%

*	As of October 31, 2017, the affiliated fund of funds invested in Class F shares.

9.	Investment Transactions:

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Global Real Asset Fund (consolidated)	197,546,274	200,703,825
Long/Short Global Equity Fund	90,182,820	86,851,378
Real Total Return Fund	122,892,795	151,316,740

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Global Real Asset Fund (consolidated)	73,058,236	80,452,546
Long/Short Global Equity Fund	—	—
Real Total Return Fund	—	—

Fund	Total Cost of Purchases	Total Sales Proceeds
Global Real Asset Fund (consolidated)	270,604,507	281,156,371
Long/Short Global Equity Fund	90,182,820	86,851,378
Real Total Return Fund	122,892,795	151,316,740

83

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2017, and the year ended October 31, 2016:

Global Real Asset Fund (consolidated)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	236,040	$2,118,830	464,820	$3,654,951
Shares Issued for Reinvested Dividends	9,314	83,080	22,982	174,437
Shares Redeemed	(771,848)	(6,911,825)	(1,046,074)	(8,477,568)

Net Increase (Decrease)	(526,494)	(4,709,915)	(558,272)	(4,648,180)

Class C
Shares Sold	48,334	$423,642	136,738	$1,070,403
Shares Redeemed	(294,201)	(2,564,402)	(376,658)	(2,953,866)

Net Increase (Decrease)	(245,867)	(2,140,760)	(239,920)	(1,883,463)

Class I
Shares Sold	1,109,209	$9,889,242	1,311,673	$10,405,420
Shares Issued for Reinvested Dividends	17,964	159,886	25,698	194,532
Shares Redeemed	(902,314)	(8,052,674)	(851,093)	(6,885,101)

Net Increase (Decrease)	224,859	1,996,454	486,278	3,714,851

Class R3
Shares Sold	4,446	$40,167	4,411	$36,746
Shares Issued for Reinvested Dividends	36	326	68	522
Shares Redeemed	(2,912)	(26,327)	(5,885)	(47,747)

Net Increase (Decrease)	1,570	14,166	(1,406)	(10,479)

Class R4
Shares Sold	4,641	$41,230	66,900	$517,394
Shares Issued for Reinvested Dividends	168	1,499	3,517	26,691
Shares Redeemed	(17,682)	(156,111)	(361,739)	(2,815,719)

Net Increase (Decrease)	(12,873)	(113,382)	(291,322)	(2,271,634)

Class R5
Shares Sold	2,170	$19,312	3,196	$25,393
Shares Issued for Reinvested Dividends	44	392	554	4,197
Shares Redeemed	(736)	(6,512)	(43,528)	(326,375)

Net Increase (Decrease)	1,478	13,192	(39,778)	(296,785)

Class Y
Shares Sold	8,970,591	$79,402,563	4,750,860	$37,405,281
Shares Issued for Reinvested Dividends	209,704	1,868,453	325,848	2,466,672
Shares Redeemed	(20,218,240)	(181,316,715)	(10,527,896)	(81,922,306)

Net Increase (Decrease)	(11,037,945)	(100,045,699)	(5,451,188)	(42,050,353)

Class F(1)
Shares Sold	18,904,061	$169,606,675	—	$—
Shares Redeemed	(6,960,113)	(63,784,577)	—	—

Net Increase (Decrease)	11,943,948	105,822,098	—	—

Total Net Increase (Decrease)	348,676	$836,154	(6,095,608)	$(47,446,043)

84

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

Long/Short Global Equity Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	136,404	$1,565,713	104,306	$1,034,555
Shares Issued for Reinvested Dividends	—	—	6,870	67,329
Shares Redeemed	(32,183)	(354,704)	(45,236)	(424,031)

Net Increase (Decrease)	104,221	1,211,009	65,940	677,853

Class C
Shares Sold	79,361	$898,776	30,530	$297,126
Shares Issued for Reinvested Dividends	—	—	3,622	35,174
Shares Redeemed	(5,392)	(60,104)	(31,429)	(302,265)

Net Increase (Decrease)	73,969	838,672	2,723	30,035

Class I
Shares Sold	1,113,192	$13,147,319	272,382	$2,706,645
Shares Issued for Reinvested Dividends	—	—	8,744	85,950
Shares Redeemed	(113,604)	(1,269,208)	(138,882)	(1,373,475)

Net Increase (Decrease)	999,588	11,878,111	142,244	1,419,120

Class Y
Shares Sold	4,153	$50,000	6,000	$60,000
Shares Issued for Reinvested Dividends	—	—	16,828	165,413
Shares Redeemed	(265,325)	(3,000,000)	—	—

Net Increase (Decrease)	(261,172)	(2,950,000)	22,828	225,413

Class F(1)
Shares Sold	908	$10,000	—	$—

Net Increase (Decrease)	908	10,000	—	—

Total Net Increase (Decrease)	917,514	$10,987,792	233,735	$2,352,421

Real Total Return Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	23,034	$201,678	29,316	$256,952
Shares Issued for Reinvested Dividends	—	—	307	2,806
Shares Redeemed	(62,125)	(548,958)	(19,354)	(170,170)

Net Increase (Decrease)	(39,091)	(347,280)	10,269	89,588

Class C
Shares Sold	3,192	$27,541	7,213	$62,212
Shares Issued for Reinvested Dividends	—	—	99	894
Shares Redeemed	(3,522)	(30,250)	(15,893)	(139,181)

Net Increase (Decrease)	(330)	(2,709)	(8,581)	(76,075)

85

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

Real Total Return Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares Sold	9,505	$85,657	1,128	$10,000
Shares Issued for Reinvested Dividends	—	—	82	753
Shares Redeemed	(3,883)	(34,893)	(16,773)	(149,110)

Net Increase (Decrease)	5,622	50,764	(15,563)	(138,357)

Class R3
Shares Issued for Reinvested Dividends	—	—	42	386
Shares Redeemed	(9,246)	(81,711)	—	—

Net Increase (Decrease)	(9,246)	(81,711)	42	386

Class R4
Shares Issued for Reinvested Dividends	—	—	48	441
Shares Redeemed	(10,690)	(95,371)	(59)	(500)

Net Increase (Decrease)	(10,690)	(95,371)	(11)	(59)

Class R5
Shares Issued for Reinvested Dividends	—	$—	42	$386
Shares Redeemed	(9,272)	(83,556)	—	—

Net Increase (Decrease)	(9,272)	(83,556)	42	386

Class Y
Shares Sold	572,081	$5,092,091	10,110,522	$93,602,838
Shares Issued for Reinvested Dividends	—	—	56,875	524,861
Shares Redeemed	(14,709,044)	(132,195,962)	(8,626,762)	(80,079,833)

Net Increase (Decrease)	(14,136,963)	(127,103,871)	1,540,635	14,047,866

Class F(1)
Shares Sold	14,169,400	$127,209,235	—	$—
Shares Redeemed	(2,743,574)	(24,854,794)	—	—

Net Increase (Decrease)	11,425,826	102,354,441	—	—

Net increase from payments by affiliate (See Note 7)	—	114,920	—	—

Total Net Increase (Decrease)	(2,774,144)	$(25,194,373)	1,526,833	$13,923,735

(1)	Commenced operations on February 28, 2017.

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $375 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the fiscal year ended October 31, 2017, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed

86

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2017

on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings.

HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement adjustment or disclosure have been identified.

Effective November 1, 2017, the Company, on behalf of each Fund, entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with HASCO. Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to BFDS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the Board.

87

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Global Real Asset Fund (consolidated), Hartford Long/Short Global Equity Fund and Hartford Real Total Return Fund (three of the series constituting The Hartford Mutual Funds, Inc. (the Company)), as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Real Asset Fund (consolidated), Hartford Long/Short Global Equity Fund and Hartford Real Total Return Fund (three of the series constituting The Hartford Mutual Funds, Inc.) at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2017

88

Alternative Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2017. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	89	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a Consultant of Arrowpoint Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	89	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

89

Alternative Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	89	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	89	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).

90

Alternative Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	89	None

91

Alternative Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944)	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	89	None

92

Alternative Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	89	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).
OFFICERS(4) AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	89	N/A

93

Alternative Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

MICHAEL J. FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds II, Inc., The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

94

Alternative Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Funds Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

95

Alternative Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014 – 2016. Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.
(4)	Effective November 7, 2017, Albert Lee and Theodore Lucas were elected as officers of the Company. For more information, please see the most recent Statement of Additional Information.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

96

Alternative Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund‘s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

97

Alternative Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

The Hartford Global Real Asset Fund

Hartford Long/Short Global Equity Fund

Hartford Real Total Return Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 1-2, 2017, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HMF, on behalf of each of its funds listed above (each a “Fund” and collectively, the “Funds”), The Hartford Mutual Funds II, Inc. (“HMF II”), and Hartford Funds Management Company, LLC (“HFMC”); and (ii) a new investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), on behalf of HMF.

In the months preceding the August 1-2, 2017 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 20-21, 2017 and August 1-2, 2017. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 20-21, 2017 and August 1-2, 2017 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to approve the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

98

Alternative Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators, as well as each Adviser’s commitment to implement rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its flexibility in implementing the inflation hedge overlay in a low inflation environment for The Hartford Global Real Asset Fund, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board also noted that, for each of The Hartford Global Real Asset Fund and Hartford Real Total Return Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For each such Fund, the Board considered supplemental performance evaluation information. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

99

Alternative Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that the sub-advisory fees would be paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, noting the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 20-21, 2017 and August 1-2, 2017 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board considered HFMC’s undertaking to limit each Fund’s total annual fund operating expenses to specified levels. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board also noted that, for each of Hartford Real Total Return Fund and Hartford Long/Short Global Equity Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

100

Alternative Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved: (i) the removal of an expense limitation on the transfer agency fees for Class Y shares of each Fund effective May 1, 2017; (ii) the imposition of a direct account fee effective June 1, 2017; (iii) changes to the transfer agency fee structure effective November 1, 2017; and (iv) changes to the expense limitation on transfer agency fees for each share class of each Fund effective November 1, 2017. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee structure on transfer agent profit margins. The Board noted that under the new transfer agency fee structure, the Funds will pay a fee to HASCO based on actual fees and expenses incurred by HASCO, including payments made by HASCO to a sub-transfer agent and to other financial intermediaries subject to guidelines approved by the Board, plus a reasonable target profit margin. The Board considered information provided by HASCO indicating that, after giving effect to the new fee structure, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

The Hartford Global Real Asset Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-year period and in line with its custom blended benchmark for the 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group, while its actual management fee was in the 3rd quintile.

101

Alternative Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Long/Short Global Equity Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period.

•	The Board noted that the Fund’s contractual management fee was in the 5th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

Hartford Real Total Return Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 5th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3-year period. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings resulting from a permanent fee reduction implemented in 2016.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

102

Alternative Funds

Additional Information Regarding the New Transfer Agency Fee (Unaudited – Not Part of the Annual Report)

Effective November 1, 2017, The Hartford Mutual Funds, Inc. (the “Company”), on behalf of the funds listed in the table below (each a “Fund”), entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with Hartford Administrative Services Company (“HASCO”). Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to Boston Financial Data Services, Inc. (“BFDS”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the Board.

If this new arrangement were in place during the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’ average daily net assets would have been as follows:

Fund	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class Y
Hartford Global Real Asset Fund	0.22%	0.19%	0.00%	0.06%	0.02%	0.02%	0.02%	0.01%
Hartford Long/Short Global Equity Fund	0.05%	0.05%	0.00%	0.04%	N/A	N/A	N/A	0.01%
Hartford Real Total Return Fund	0.25%	0.25%	0.00%	0.20%	0.02%	0.02%	0.02%	0.00%

103

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Customer Privacy Notice

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and

protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-ALT17 12/17    204133    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report, covering the period from November 1, 2016 through October 31, 2017.

Market Review

During the 12 months ended October 31, 2017, U.S. stocks, as measured by the

S&P 500 Index,1 kept an upward trajectory. During this period, the S&P 500 Index generated a 23.6% total return, hitting another record high in late October.

The primary drivers of market progress during the period were slow, yet steady growth, positive corporate earnings, and positive job reports. These market conditions have served as the basis of the U.S. Federal Reserve’s (Fed) interest-rate hike cycle that began in December 2015 and continued through June 2017, when short-term rates rose by 0.25% to a range of 1% to 1.25%. At the time of this writing, consensus expectations were for a continued gradual increase in interest rates throughout 2018, which should help markets better digest and account for such changes.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. Congress has approved a budget resolution for the new fiscal year and pushed back the deadline to lift the debt ceiling in an effort to tie federal funding for disaster relief to the bills following three major hurricanes. Uncertainty surrounding healthcare and tax reform remain. Additionally, concerns about possible nuclear action from North Korea may be contributing to market uncertainty.

In Europe, while Macron’s victory in France was viewed as market-friendly, uncertainty remains, for example, with respect to Britain’s “Brexit” undertaking to leave the European Union, which could influence markets or cause an uptick in volatility.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Multi-Strategy Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s investment manager or sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Fund (Unaudited) inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Balanced A1	14.76%	9.42%	5.22%
Balanced A2	8.45%	8.19%	4.62%
Balanced C1	13.95%	8.66%	4.47%
Balanced C2	12.95%	8.66%	4.47%
Balanced I1	15.02%	9.58%	5.29%
Balanced R3[1]	14.40%	9.14%	4.97%
Balanced R4[1]	14.75%	9.48%	5.28%
Balanced R5[1]	15.09%	9.80%	5.59%
Balanced Y1	15.16%	9.86%	5.67%
Balanced F1	15.12%	9.60%	5.30%
S&P 500 Index	23.63%	15.18%	7.51%
Bloomberg Barclays Government/Credit Bond Index	1.05%	2.05%	4.26%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.72%	0.24%	0.45%
Balanced Fund Blended Index	14.13%	9.78%	6.32%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

Bloomberg Barclays Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is a subset of The ICE BofAML 0-1 Year U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 months.

On 10/20/17, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index was rebranded as ICE BofAML 3-Month U.S. Treasury Bill Index.

Balanced Fund Blended Index is calculated by Hartford Funds Management Company, LLC (“HFMC”) and represents the weighted return of 60% S&P 500 Index, 35% Bloomberg Barclays Government/Credit Bond Index and 5% ICE BofAML 3-Month U.S. Treasury Bill Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

The Hartford Balanced Fund (Unaudited) inception 07/22/1996

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

3

The Hartford Balanced Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Class A	1.14%	1.14%
Balanced Class C	1.84%	1.84%
Balanced Class I	0.84%	0.84%
Balanced Class R3	1.40%	1.46%
Balanced Class R4	1.10%	1.16%
Balanced Class R5	0.80%	0.86%
Balanced Class Y	0.79%	0.79%
Balanced Class F	0.74%	0.74%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Adam H. Illfelder, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Loren L. Moran, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Balanced Fund returned 14.76%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s custom benchmark, which is comprised of 60% S&P 500 Index, 35% Bloomberg Barclays Government/Credit Bond Index, and 5% ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 14.13% for the same period. For the same period, the S&P 500 Index returned 23.63%, the Bloomberg Barclays Government/Credit Bond Index returned 1.05%, and the ICE BofAML 3-Month U.S. Treasury Bill Index returned 0.72%. The Fund underperformed the 15.69% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that holds between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-months ending October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time in a year. In March, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) beginning later in 2017, provided the economy

4

The Hartford Balanced Fund

Manager Discussion – (continued)

October 31, 2017

evolves broadly as anticipated. U.S. equities continued to climb in July 2017, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October 2017, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

Ten out of eleven sectors in the S&P 500 Index rose during the period, with Information Technology (+39%), Financials (+37%), and Materials (+29%) performing the best. Telecommunication Services (-1%) lagged on a relative basis during the period.

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the U.S., as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter of 2017 as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The Fed increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October 2017 and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

During the period, the equity portion of the Fund underperformed the S&P 500 Index while the fixed income portion outperformed the Bloomberg Barclays Government/Credit Bond Index. Asset allocation at the Fund level contributed positively to benchmark-relative performance against the custom benchmark, due to the Fund’s underweight to fixed income and overweight to equities.

Equity underperformance relative to the S&P 500 Index was driven primarily by security selection in the Information Technology, Heath Care, and Consumer Discretionary sectors, which was partially offset by stronger selection in the Industrials, Energy, and Utilities sectors. An overweight allocation to the Energy sector and underweight allocation to the Industrials sector also detracted from benchmark relative returns; while underweights to Telecommunications Services, Consumer Staples, and Real Estate, contributed positively.

5

The Hartford Balanced Fund

Manager Discussion – (continued)

October 31, 2017

Top detractors from equity performance relative to the S&P 500 Index during the period included Viacom (Consumer Discretionary), Qualcomm (Information Technology), and Allergan (Healthcare). Shares of Viacom, a U.S.-based cable network programmer, fell during the period due to concerns that hit the broader industry related to domestic advertising spending, after companies in both the auto and electronics sectors reduced their ad budgets during the first quarter. The stock price of Qualcomm, a U.S.-based manufacturer of semiconductors used in wireless communication technologies, fell after the Federal Trade Commission (FTC) filed a complaint charging Qualcomm with using anticompetitive tactics to maintain their monopoly in the supply of a key semiconductor device used in cell phones and other consumer products. Allergan, a global pharmaceutical company, saw its stock price fall as the market focused on a court ruling against the company in a patent lawsuit in October 2017. Academy CoInvest (Consumer Discretionary) was among the top detractors from absolute returns during the period.

Top contributors to performance relative to the S&P 500 Index in the equity portion of the Fund during the period included General Electric (Industrials), Vertex (Healthcare), and PulteGroup (Consumer Discretionary). Not owning General Electric, a U.S.-based multinational conglomerate operating in the Technology infrastructure, capital finance, and consumer and industrial products industries, was beneficial to relative performance during the period as fourth quarter 2016 revenues fell short of consensus expectations. The share price of Vertex Pharmaceuticals, a U.S.-based pharmaceutical company, rose after the firm announced positive Phase 1 and Phase 2 data for three different three-drug regimens for treating cystic fibrosis. Shares of PulteGroup, a U.S.-based homebuilder, rose during the period on strong earnings that beat consensus expectations. Apple (Information Technology) and Microsoft (Information Technology) were among the top contributors to absolute returns during the period.

The fixed income portion of the Fund outperformed the Bloomberg Barclays Government/Credit Bond Index, during the period. Security selection within investment grade corporate credit was the primary contributor to results relative to the Bloomberg Barclays Government/Credit Bond Index, particularly within Financials. An underweight to U.S. government bonds also added to relative returns. Duration and yield curve positioning slightly detracted from performance relative to the Bloomberg Barclays Government/Credit Bond Index over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Though the Fed was shrinking its balance sheet as of the end of the period, we believe that the combined balance sheet of major central banks will expand next year. There is uncertainty about the impact of the removal of these monetary policy measures on the markets, but we believe yields should increase and market volatility will rise. We believe that the Fed’s trajectory is well-understood with risks including higher realized inflation and Federal Open Market Committee personnel changes in 2018. Consumer spending has been solid throughout the recovery, and if President Trump’s tax plans are achieved in fiscal year 2018, we may see increased economic activity and investment spending.

Within equities, the Fund ended the period most overweight Financials and most underweight Consumer Staples. Within fixed income, we ended the period with a moderately pro-cyclical risk posture, continuing to favor investment grade credit, particularly Financials and European banks, and the securitized sectors.

At the end of the period, the Fund’s equity exposure was 65% compared to 60% in the Fund’s custom benchmark, and at the upper end of the Fund’s 50-70% range.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). Fixed income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

6

The Hartford Balanced Fund

Manager Discussion – (continued)

October 31, 2017

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	64.8%

Total	64.8%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	3.5%
Corporate Bonds	16.9
Foreign Government Obligations	0.7
Municipal Bonds	1.3
U.S. Government Agencies	0.1
U.S. Government Securities	9.7

Total	32.2%

Short-Term Investments	2.7
Other Assets & Liabilities	0.3

Total	100.0%

7

The Hartford Balanced Income Fund (Unaudited) inception 07/31/2006

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Balanced Income A1	11.16%	7.94%	6.92%
Balanced Income A2	5.04%	6.73%	6.32%
Balanced Income C1	10.37%	7.13%	6.14%
Balanced Income C2	9.37%	7.13%	6.14%
Balanced Income I1	11.41%	8.21%	7.12%
Balanced Income R3[1]	10.79%	7.61%	6.79%
Balanced Income R4[1]	11.10%	7.94%	7.03%
Balanced Income R5[1]	11.44%	8.21%	7.23%
Balanced Income R6[1]	11.48%	8.28%	7.33%
Balanced Income Y1	11.46%	8.28%	7.33%
Balanced Income F1	11.49%	8.23%	7.13%
Russell 1000 Value Index	17.78%	13.48%	5.99%
Bloomberg Barclays Corporate Index	3.47%	3.28%	5.65%
JP Morgan Emerging Markets Bond Index Plus	4.83%	3.88%	6.82%
Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index	8.92%	6.27%	7.90%
Balanced Income Fund Blended Index	10.20%	8.10%	6.29%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/26/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/26/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

Bloomberg Barclays Corporate Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Bloomberg Barclays U.S. Aggregate Bond Index.

8

The Hartford Balanced Income Fund (Unaudited) inception 07/31/2006

JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets. It includes U.S. dollar denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities. Only issues with a current face amount outstanding of $500 million or more and a remaining life of greater than 2.5 years are eligible for inclusion.

Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes) is the 2% issuer cap component of the Bloomberg Barclays U.S. High Yield Index, which is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

Balanced Income Fund Blended Index is calculated by Hartford Funds Management Company, LLC (“HFMC”) and represents the weighted return of 45% Russell 1000 Value Index, 44% Bloomberg Barclays Corporate Index, 5.5% JP Morgan Emerging Markets Bond Index Plus and 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

9

The Hartford Balanced Income Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Income Class A	0.96%	0.96%
Balanced Income Class C	1.69%	1.69%
Balanced Income Class I	0.70%	0.70%
Balanced Income Class R3	1.25%	1.32%
Balanced Income Class R4	0.95%	1.02%
Balanced Income Class R5	0.70%	0.72%
Balanced Income Class R6	0.62%	0.62%
Balanced Income Class Y	0.65%	0.67%
Balanced Income Class F	0.62%	0.62%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Scott I. St. John, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Balanced Income Fund returned 11.16%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming its custom benchmark (45% Russell 1000 Value Index, 44% Bloomberg Barclays Corporate Index, 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index, and 5.5% JP Morgan Emerging Markets Bond Index (EMBI) Plus) which returned 10.20% for the same period. For the same period, the Russell 1000 Value Index returned 17.78%, the Bloomberg Barclays Corporate Index returned 3.47%, the Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index returned 8.92% and the JP Morgan Emerging Markets Bond Index Plus returned 4.83%. The Fund underperformed the 12.69% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds

peer group, a group of funds that holds between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the

10

The Hartford Balanced Income Fund

Manager Discussion – (continued)

October 31, 2017

first time since December 2015. The Fed increased rates two additional times during the period and began tapering its asset purchases in October 2017. U.S. equities continued to climb in July 2017, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the U.S., as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter of 2017 as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance in addition to the Fed rate increases and balance sheet normalization. The Bank of England also increased rates for the first time in more than ten years to contain surging inflation despite uncertainty about the post-Brexit growth outlook. The European Central Bank (ECB) also announced it would reduce its asset purchases beginning in January 2018, but extended the program until September 2018.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

At the overall Fund level, an underweight to investment grade credit and an overweight to equities contributed positively to performance relative to the custom benchmark for the period. Within the equity portion of the Fund, security selection was the primary driver of outperformance versus its benchmark. In particular, selection in the Consumer Staples and Energy sectors was additive. Sector allocation, a result of the Fund’s bottom-up stock selection process, detracted from returns during the period primarily due to an underweight to the Financials sector.

Among the top contributors relative to the custom benchmark to the equity portion of the Fund were Microsoft (Information Technology), Unilever (Consumer Staples), and AT&T (Telecommunication Services). Microsoft was the top contributor to relative performance over the year. The software and hardware services company continued to see stable performance in Office and Windows, accelerating growth in Azure, and improving commercial cloud margins. Shares of Unilever, a Netherlands-based global consumer products company with a portfolio of homecare, personal care, and food brands, rose during the period as the market believes the company is poised for sharper organic growth at richer margins, as well as management’s announcement of a strategic review which is expected to lead to an acceleration in shareholder value. Shares of AT&T, a U.S.-based telecommunications company, fell during the period due to investor concerns that the Trump administration will find it difficult to pass policies such as corporate tax reform and deregulation which would otherwise provide a business investment

11

The Hartford Balanced Income Fund

Manager Discussion – (continued)

October 31, 2017

tailwind for the company. AT&T also reported steeper-than-expected subscriber losses in both mobile and video, reflecting rising competitive pressures in both markets. Not holding this security contributed positively to relative performance. JPMorgan Chase (Financials) and Wells Fargo (Financials) were also top contributors to absolute returns for the period.

Among the top detractors from relative returns in the equity portion of the Fund were Bank of America (Financials), Citigroup (Financials), and Berkshire Hathaway (Financials). Not owning these benchmark-held securities detracted from relative performance. Bank of America and Citigroup’s dividends are not sufficient for our approach, and Berkshire Hathaway does not pay a dividend. Shares of Bank of America, Citigroup, Berkshire Hathaway, and the broader U.S.-based diversified Financial Services industry, performed well due to expectations of rising interest rates, lower taxes, and relief from regulatory pressures that may prove to be a secular tailwind for the U.S. banking industry. General Electric (Industrials) and L Brands (Consumer Discretionary) were top detractors from absolute returns for the period.

The fixed income portion of the Fund outperformed the fixed income portion of the Fund’s custom benchmark (80% Bloomberg Barclays Corporate Index, 10% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index, and 10% JP Morgan Emerging Markets Bond Index (EMBI) Plus) for the period due primarily to strong security selection within investment grade credit. Security selection within emerging markets debt also contributed positively to benchmark-relative outperformance. The Fund’s duration and yield curve positioning had a negligible impact on relative performance during the period, while an allocation to commercial mortgage-backed securities (CMBS) slightly detracted from performance.

Exposure to derivatives, such as bond futures and swaps, during the period modestly contributed to relative performance during the period.

What is the outlook?

Though the Fed was shrinking its balance sheet as of the end of the period, we believe that the combined balance sheet of major central banks will expand next year, albeit at a slower pace. There is uncertainty about the impact of the removal of these extraordinary monetary policy measures on the markets, but we believe yields may increase in this environment, and market volatility is likely to rise as well. The pace of economic expansion in the U.S. has been modest thus far, for both growth and inflation. Consumer spending has been solid throughout the recovery, and if President Trump’s tax plans are achieved in fiscal year 2018, we may see increased economic activity.

On the equity side, Energy and Information Technology represented the Fund’s largest sector overweights relative to the equity portion of the custom benchmark at the end of the period, while Financials represented the Fund’s largest underweight allocations.

On the fixed income side, we maintained a moderately pro-cyclical risk posture at the end of the period. The Fund maintained an out-of-benchmark allocation, relative to the fixed income portion of the custom benchmark, to non-agency residential mortgage-backed securities and a slight overweight to investment grade credit, from a contribution to spread duration perspective.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a modest bias towards equities relative to the Fund’s custom benchmark.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	45.9%
Preferred Stocks	0.0 *

Total	45.9%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.7%
Convertible Bonds	0.1
Corporate Bonds	43.4
Foreign Government Obligations	4.7
Municipal Bonds	0.4
Senior Floating Rate Interests	0.1
U.S. Government Securities	0.3

Total	49.7%

Short-Term Investments	4.4
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

12

The Hartford Checks and Balances Fund (Unaudited) inception 05/31/2007

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Checks and Balances A1	15.27%	10.25%	5.59%
Checks and Balances A2	8.93%	9.01%	4.99%
Checks and Balances C1	14.46%	9.41%	4.80%
Checks and Balances C2	13.46%	9.41%	4.80%
Checks and Balances I1	15.63%	10.52%	5.86%
Checks and Balances R3[1]	14.89%	9.85%	5.26%
Checks and Balances R4[1]	15.24%	10.18%	5.55%
Checks and Balances R5[1]	15.66%	10.54%	5.86%
Checks and Balances F1	15.63%	10.52%	5.86%
Russell 3000 Index	23.98%	15.12%	7.61%
S&P 500 Index	23.63%	15.18%	7.51%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%
Checks and Balances Fund Blended Index	15.75%	10.74%	6.72%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/29/08 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/29/08.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities from the Bloomberg Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index.

Checks and Balances Fund Blended Index is calculated by HFMC and represents the weighted return of 33.4% Russell 3000 Index, 33.3% S&P 500 Index and 33.3% Bloomberg Barclays U.S. Aggregate Bond Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

The Hartford Checks and Balances Fund (Unaudited) inception 05/31/2007

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

The Hartford Checks and Balances Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Checks and Balances Class A	1.00%	1.00%
Checks and Balances Class C	1.75%	1.75%
Checks and Balances Class I	0.78%	0.78%
Checks and Balances Class R3	1.35%	1.35%
Checks and Balances Class R4	1.06%	1.06%
Checks and Balances Class R5	0.75%	0.75%
Checks and Balances Class F	0.65%	0.65%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA

Managing Director and Head of Multi-Asset Solutions

Hartford Funds Management Company, LLC

How did the Fund perform during the period?

The Class A shares of The Hartford Checks and Balances Fund returned 15.27%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s custom benchmark (which is comprised of 33.3% Bloomberg Barclays U.S. Aggregate Bond Index, 33.4% Russell 3000 Index, 33.3% S&P 500 Index), which returned 15.75% for the same period. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Russell 3000 Index returned 0.90%, 23.63% and 23.98%, respectively, for the same period. The Fund underperformed the 15.69% average return of the Lipper Mixed-Asset Target Allocation Growth Funds average, a group of funds that hold between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents, during the period.

Why did the Fund perform this way?

Macro events were in the spotlight for much of the last twelve months, with major elections taking place across the developed world and central bank policy actions topping the list of investor focal points. In the United States, the U.S. Federal Reserve increased rates three times over this period, and also announced the gradual reduction of their balance sheet, beginning in October 2017. The yield curve experienced a parallel shift higher, with the yield on ten year treasuries increasing from 1.83% on November 1, 2016 to

2.38% on October 31, 2017. Fortunately, spread compression across major fixed-income sub-asset classes throughout the period offset the impact of higher interest rates, resulting in gains for most fixed-income assets. Overseas, the European Central Bank (ECB) remained committed to keeping rates lower for longer, and emerging market bonds benefited from a declining U.S. Dollar and a recovery in energy prices.

Equities continued to generate strong returns on the back of improving earnings, strong consumer confidence and robust global Gross Domestic Product (GDP) growth. Most regions generated double digit positive returns over the period, and despite ongoing political concerns, the outlook for global growth remains robust. In the U.S., large cap growth companies continued to lead the way, with ten of the eleven sectors generating positive returns over the trailing twelve month period, led by strong gains in the Financials and Technology sectors. Most emerging market equity markets generated significant double digit returns, with China avoiding a hard landing and Brazil emerging from a recession.

The Fund makes equal one-third allocations of its assets to Class F shares of The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund (“Underlying Funds”). The Underlying Funds may invest in a

15

The Hartford Checks and Balances Fund

Manager Discussion – (continued)

October 31, 2017

wide variety of instruments that primarily include U.S. and foreign equity securities and fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s performance relative to the custom benchmark benefited most from the performance of The Hartford Total Return Bond Fund. The return of The Hartford Capital Appreciation Fund detracted most from performance relative to the custom benchmark.

The Hartford Capital Appreciation Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Healthcare, Consumer Discretionary, and Industrials sectors. Stock selection within the Information Technology and Materials sectors contributed positively to benchmark-relative returns during the period. Sector allocation, a result of bottom-up stock selection, contributed positively to benchmark-relative results, primarily driven by the fund’s underweight to Utilities and overweight to Information Technology. This was slightly offset by the fund’s overweight to Consumer Discretionary, which detracted from performance relative to the Russell 3000 Index.

The Hartford Dividend and Growth Fund underperformed the S&P 500 Index during the period due to stock selection, particularly within the Healthcare, Information Technology, and Financials sectors. This was partially offset by stronger selection within the Industrials, Energy, and Materials sectors. Sector allocation, a result of the bottom up stock selection process, contributed positively to performance relative to the S&P 500 Index, due to an overweight to Financials and an underweight to Consumer Staples. This was offset by an underweight to Information Technology and overweight to Energy which detracted from performance relative to the S&P 500 Index.

The Hartford Total Return Bond Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index during the period. The primary driver of the fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index was the out-of-benchmark allocation to non-agency mortgage backed securities (MBS) and collateralized loan obligations (CLOs). Security selection in investment grade credit, particularly within Financials and Industrials sectors, also contributed positively to relative performance. High yield positioning was also additive to results. Positive results from exposure to bank loans, BB-rated high yield bonds, and European financials, were only partially offset by the fund’s derivative hedges, implemented through credit default swap indices (CDX). The fund’s opportunistic interest rate positioning, which was implemented partially through interest rate swaps and bond futures, represented another positive contributor to performance as rates on the short-end of the yield curve, where the fund was underweight duration, rose over the period. The fund’s allocation to non-agency residential mortgage-backed securities (RMBS) was a detractor from relative performance during the period.

What is the outlook?

Looking ahead, we expect to see positive returns from equity markets, though the potential for a market correction remains high. Exceedingly low volatility in the U.S. markets might be unsettling, but companies across many industries continue to beat earnings expectations as of October 31, 2017, rewarding investors, and a proposed reduction in corporate tax rates and a one-time tax holiday for repatriation of overseas earnings could provide additional legs to the market. Overseas, Europe seems to be emerging from their financial crisis hangover, although short term prospects for Great Britain remain challenged as the country negotiates its way out of the European Union. Emerging markets have engineered a strong comeback recently, but it remains to be seen what impact rising rates in the U.S. and the potential for a stronger dollar could have on their equity and credit markets. Despite positive momentum, geopolitical tensions also warrant a degree of caution, and it remains to be seen if companies can continue to grow earnings as global quantitative easing measures subside.

The potential for additional increases in interest rates in the U.S. is considerable, and while companies are still enjoying easy access to the credit markets, it is uncertain what level will serve as a tipping point, causing companies to curtail additional borrowing. Additionally, credit spreads are near ten year lows, defaults are far and few between and liquidity post-financial crisis remains reduced as of October 31, 2017 relative to liquidity levels before the financial crisis. We believe that conditions across fixed-income sub-asset classes are similar, and it is likely that we will see increased correlation on a go-forward basis.

As of the end of the period, the Fund remained overweight equities and underweight fixed income as compared to the Fund’s custom benchmark.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the Investment Manager’s allocation among those Underlying Funds. The Fund is subject to the risks of the Underlying Funds, including high portfolio turnover, in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

16

The Hartford Checks and Balances Fund

Manager Discussion – (continued)

October 31, 2017

Asset Allocation

as of October 31, 2017 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	67.1%
Taxable Fixed Income Funds	33.0
Other Assets & Liabilities	(0.1)

Total	100.0%

17

The Hartford Conservative Allocation Fund (Unaudited) inception 05/28/2004

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks current income and long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Conservative Allocation A1	9.51%	2.23%	2.58%
Conservative Allocation A2	3.49%	1.08%	2.00%
Conservative Allocation C1	8.80%	1.45%	1.82%
Conservative Allocation C2	7.80%	1.45%	1.82%
Conservative Allocation I1	9.92%	2.52%	2.86%
Conservative Allocation R3[1]	9.21%	1.92%	2.22%
Conservative Allocation R4[1]	9.57%	2.23%	2.56%
Conservative Allocation R5[1]	9.99%	2.54%	2.87%
Conservative Allocation F1	9.92%	2.52%	2.86%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%
Russell 3000 Index	23.98%	15.12%	7.61%
MSCI All Country World ex USA Index (Net)	23.64%	7.29%	0.92%
Conservative Allocation Fund Blended Index	8.51%	5.84%	5.05%
MSCI All Country World ex USA Index (Gross)	24.20%	7.77%	1.38%
Former Conservative Allocation Fund Blended Index	8.56%	5.89%	5.10%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 6/4/12 through 11/30/15, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 6/4/12, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

Effective 3/1/17, the Fund changed one of its benchmarks from the MSCI All Country World ex USA Index (Gross) to the MSCI All Country World ex USA Index (Net). HFMC believes that the net version of this benchmark better reflects potential tax consequences for the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities from the Bloomberg Barclays

18

The Hartford Conservative Allocation Fund (Unaudited) inception 05/28/2004

Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

Conservative Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Index and 10% MSCI All Country World ex USA Index (Net). The Former Conservative Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Index and 10% MSCI All Country World ex USA Index (Gross).

MSCI All Country World ex USA Index (Gross) (reflects no deduction for fees, expenses or taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

19

The Hartford Conservative Allocation Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Conservative Allocation Class A	1.19%	1.25%
Conservative Allocation Class C	1.94%	1.99%
Conservative Allocation Class I	0.94%	0.97%
Conservative Allocation Class R3	1.44%	1.60%
Conservative Allocation Class R4	1.14%	1.30%
Conservative Allocation Class R5	0.84%	1.00%
Conservative Allocation Class F	0.84%	0.89%

*	Expenses are as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA

Managing Director and Head of Multi-Asset Solutions

Hartford Funds Management Company, LLC

How did the Fund perform during the period?

The Class A shares of The Hartford Conservative Allocation Fund returned 9.51%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming its custom benchmark, which is comprised of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Index and 10% MSCI All Country World ex USA Index (Net), which returned 8.51% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index and the MSCI All Country World ex USA Index (Net) returned 0.90%, 23.98%, and 23.64%, respectively, for the same period. The Fund also outperformed the average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%, which returned 7.67% during the period.

Why did the Fund perform this way?

The main driver of performance relative to the custom benchmark over the twelve-month period ended October 31, 2017 was the outperformance of the underlying funds relative to their individual benchmarks. In particular, the performance of The Hartford Strategic Income Fund and The Hartford MidCap Fund had significant positive effects on the Fund’s performance relative to the custom benchmark. Partially offsetting this effect was the performance of the Hartford

Core Equity Fund and the Hartford Small Cap Core Fund, which had negative effects on the Fund’s performance relative to the custom benchmark.

Another driver of Fund performance was the Fund’s asset allocation among various asset classes. Contribution to performance from asset allocation decisions was positive over the period as the Fund benefited from an underweight to fixed income and an overweight to equities relative to the custom benchmark. This effect was partially offset by the allocation to inflation-sensitive equities, which trailed the broad global equity market returns during the period.

Within equities, a tilt towards growth companies was additive to performance relative to the custom benchmark, as was an overweight to small cap equities, both domestically and internationally. An underweight exposure to longer duration fixed-income securities and treasuries added value, as did a tilt towards non-core exposures like high yield bonds, bank loans, and emerging market debt. The overall tilt towards equities relative to fixed-income proved to be additive to performance.

Macro events were in the spotlight for much of the last twelve months, with major elections taking place across the developed world and central bank policy actions topping the list of investor focal

20

The Hartford Conservative Allocation Fund

Manager Discussion – (continued)

October 31, 2017

points. In the United States, the U.S. Federal Reserve increased rates three times over this period, and also announced the gradual reduction of their balance sheet, beginning in October 2017. The yield curve experienced a parallel shift higher, with the yield on ten year treasuries increasing from 1.83% on November 1, 2016 to 2.38% on October 31, 2017. Fortunately, spread compression across major fixed-income sub-asset classes throughout the period offset the impact of higher interest rates, resulting in gains for most fixed-income assets. Overseas, the European Central Bank (ECB) remained committed to keeping rates lower for longer, and emerging market bonds benefited from a declining U.S. Dollar and a recovery in energy prices.

Equities continued to generate strong returns on the back of improving earnings, strong consumer confidence and robust global Gross Domestic Product (GDP) growth. Most regions generated double digit positive returns over the period, and despite ongoing political concerns, the outlook for global growth remains robust. In the U.S., large cap growth companies continued to lead the way, with ten of the eleven sectors generating positive returns over the trailing twelve month period, led by strong gains in the Financials and Technology sectors. Most emerging market equity markets generated significant double digit returns, with China avoiding a hard landing and Brazil emerging from a recession.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook?

Looking ahead, we expect to see positive returns from equity markets, though the potential for a market correction remains high. Exceedingly low volatility in the U.S. markets might be unsettling, but companies across many industries continue to beat earnings expectations as of October 31, 2017, rewarding investors, and a proposed reduction in corporate tax rates and a one-time tax holiday for repatriation of overseas earnings could provide additional legs to the market. At the same time, performance dispersion between industries and within industries has increased during the period, making a good case for actively managed equity exposures. Overseas, Europe seems to be emerging from their financial crisis hangover, although short term prospects for Great Britain remain challenged as the country negotiates its way out of the European Union. Emerging markets have engineered a strong comeback recently, but it remains to be seen what impact rising rates in the U.S. and the potential for a stronger dollar could have on their equity and credit markets. Despite positive momentum, geopolitical tensions also warrant a degree of caution, and it remains to be seen if companies can continue to grow earnings as global quantitative easing measures subside.

Credit markets offer a slightly less attractive starting point from a risk and return perspective in our view. The potential for additional increases in interest rates in the U.S. is considerable, and while companies are still enjoying easy access to the credit markets, it is uncertain what level will serve as a tipping point, causing companies to curtail additional borrowing. Additionally, credit spreads are near ten year lows, defaults are far and few between and liquidity post-financial crisis remains reduced as of October 31, 2017 relative to liquidity levels before the financial crisis. We believe that conditions across fixed-income sub-asset classes are similar, and it is likely that we will see increased correlation on a go-forward basis. In our view, sectors that can benefit from rising rates, such as bank loans, look more attractive on a relative basis when considering the reduced prospects of profiting from spread compression, active security selection and less duration risk.

As of the end of the period, the Fund remained overweight equities and underweight fixed income as compared to the Fund’s custom benchmark. In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment. Within fixed income, we see a benefit to diversifying into non-core exposures including high yield bonds, bank loans, and emerging market debt.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the Investment Manager’s allocation among those Underlying Funds. The Fund is subject to the risks of the Underlying Funds, including high portfolio turnover, in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

Asset Allocation

as of October 31, 2017 (Unaudited)

Fund Type	Percentage of Net Assets
Alternative Funds	6.0%
Domestic Equity Funds	26.0
International/Global Equity Funds	8.0
Multi-Strategy Funds	5.0
Taxable Fixed Income Funds	55.0
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

21

The Hartford Global All-Asset Fund (Unaudited) inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	Since Inception[1]
Global All-Asset A2	16.56%	7.02%	6.65%
Global All-Asset A3	10.15%	5.81%	5.84%
Global All-Asset C2	15.54%	6.21%	5.85%
Global All-Asset C3	14.54%	6.21%	5.85%
Global All-Asset I2	16.81%	7.29%	6.92%
Global All-Asset R3[2]	16.19%	6.74%	6.37%
Global All-Asset R4[2]	16.40%	7.07%	6.69%
Global All-Asset R5[2]	16.85%	7.20%	6.88%
Global All-Asset Y2	16.89%	7.38%	7.01%
Global All-Asset F2	16.81%	7.29%	6.92%
MSCI All Country World Index (Net)	23.20%	10.80%	10.45%
Bloomberg Barclays Global Aggregate Bond Hedged USD Index	1.23%	3.10%	3.70%
Global All-Asset Fund Blended Index	13.95%	7.79%	7.93%
MSCI All Country World Index (Gross)	23.86%	11.40%	11.04%
Former Global All-Asset Fund Blended Index	14.32%	8.14%	8.26%

[1]	Inception: 05/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 3/1/17, the Fund changed one of its benchmarks from the MSCI All Country World Index (Gross) to the MSCI All Country World Index (Net). Hartford Funds Management Company, LLC (“HFMC”) believes that the net version of this benchmark better reflects potential tax consequences for the Fund.

MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets.

Bloomberg Barclays Global Aggregate Bond Hedged USD Index (reflects no deduction for fees, expenses or taxes) represents the global investment-grade fixed-income markets.

Global All-Asset Fund Blended Index is calculated by HFMC and represents the weighted return of 60% MSCI All Country World Index (Net) and 40% Bloomberg

22

The Hartford Global All-Asset Fund (Unaudited) inception 05/28/2010

Barclays Global Aggregate Bond Hedged USD Index. The Former Global All-Asset Fund Blended Index is calculated by HFMC and represents the weighted return of 60% MSCI All Country World Index (Gross) and 40% Bloomberg Barclays Global Aggregate Bond Hedged USD Index.

MSCI All Country World Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Global All-Asset Class A	1.24%	1.35%
Global All-Asset Class C	1.99%	2.07%
Global All-Asset Class I	0.99%	1.04%
Global All-Asset Class R3	1.54%	1.66%
Global All-Asset Class R4	1.24%	1.37%
Global All-Asset Class R5	0.94%	1.05%
Global All-Asset Class Y	0.89%	1.00%
Global All-Asset Class F	0.89%	0.95%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses and expenses of the Fund’s wholly owned Cayman Islands subsidiary fund. HFMC, the investment manager, has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of that subsidiary fund for as long as the Fund remains invested in that subsidiary fund. Actual expenses may be higher or lower. Please see accompanying Consolidated Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Brian M. Garvey

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Mark T. Lynch

Senior Managing Director, Global Industry Analyst and Portfolio Manager

Wellington Management Company LLP

Brij S. Khurana

Vice President and Multi-Asset Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Global All-Asset Fund returned 16.56%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s custom benchmark (60% MSCI All Country World Index (Net), 40% Bloomberg Barclays Global Aggregate Bond Hedged USD Index), which returned 13.95% for the same period. For the same period, the MSCI All Country World Index (Net) returned 23.20% and the Bloomberg Barclays Global Aggregate Bond Hedged USD Index returned 1.23%. The Fund also outperformed the 12.71% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common equities, bonds, and money market instruments, with a focus on total return, during the period.

Why did the Fund perform this way?

Global equities rose over the twelve-month period, as measured by the MSCI All Country World Index (Net). At the beginning of the period, equities rallied following Donald Trump’s election to President of the United States (U.S.). The S&P 500 Index hit a series of record highs in November and December 2016 on expectations that Trump would reduce regulatory restrictions and increase fiscal stimulus, including corporate and individual tax cuts and a boost in infrastructure spending. However, there was pronounced dispersion among sectors and regions. For instance, emerging market (EM) equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar (USD). On the monetary policy front, the U.S. Federal Reserve (Fed) raised rates by 0.25% in December 2016. This was a well-telegraphed move and only the second increase in the last decade.

24

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2017

At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid fourth-quarter European gross domestic product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites. On the monetary policy front, the market was unfazed by the Fed raising rates by another 0.25%. In the second quarter of 2017, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped to maintain bullish sentiment, as Chinese manufacturing and services data surprised to the upside.

During the third quarter of 2017 and into October 2017, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. Eurozone confidence reached a decade-high level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies.

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States, as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union – and gilt (i.e. U.K. government bond) yields declined. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The Fed increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year. At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October 2017 and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the USD. To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Treasury Inflation Protected Securities (TIPS) returned 0.14% during the period as represented by the Bloomberg Barclays U.S. TIPS 1-10 Year Index. The yield curve flattened during these 12 months; front-end yields rose as the Fed increased short-term rates, while long-term yields also rose but by a lesser magnitude, partially due to muted inflation expectations.

As part of the asset allocation process, we implemented global thematic ideas based on research regarding macroeconomic and structural trends. Most of the Fund’s thematic exposures contributed positively to performance relative to the custom benchmark during the period. Most notably, exposures within the Fund’s technology evolution, India awakes, and European opportunities themes were additive to relative results. Within technology evolution, a theme with investments affected by the expectation that technology use in automobiles will expand, the Fund’s exposure to companies within the Asian Technology sector and those in the automobile supply chain drove positive results. Increased demand for the building blocks to support the wave of innovation now occurring in robotics, artificial intelligence and automotive industries was a tailwind for the equities we own. Exposure to Indian equities in the Fund’s India awakes theme was another strong contributor, particularly in the first half of 2017. The Fund’s India awakes theme invests in areas based on the belief that the new government’s reform agenda will boost productivity and ultimately income growth. The strong performance of

25

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2017

the Bharatiya Janata Party in the Indian state elections early in the year gave investors confidence that Modi’s reform agenda would be further solidified. European assets, particularly Greek equities, have performed well since Brexit. This along with the Fund’s exposure to infrastructure and construction related equities and peripheral bonds contributed positively to performance over the period in the Fund’s European opportunities theme, which is a view that markets are pricing in limited growth for European assets despite what we believe to be a robust domestic growth situation.

Slightly offsetting this was negative performance within the Fund’s non-thematic exposures as well as exposure to Icelandic equities, which are part of the Fund’s safe tourism theme, and exposure to precious metals equities, which are part of the Fund’s activist governments theme. The Fund’s activist government theme invests in areas that seek to benefit from governments willing to intervene in asset markets primarily through extraordinary loose monetary policy to generate growth. Safe tourism is the Fund’s newest theme which focuses on the efforts tourists are making to find new destinations that are less exposed to either Zika or terrorism. The Fund owned companies in economies where growth is quite dependent on tourism activity including Iceland, New Zealand, Bermuda, Malta, and Mauritius, as of the end of the period. The Icelandic stock market, which had performed strongly in the first part of the period, sold off sharply in the final months of the period, due to political discord within the coalition Icelandic government, who had been in power since October 2016. However, notwithstanding this political noise, we expect another coalition to be formed following the election at the end of October, and we do not believe the underlying fundamental picture has meaningfully changed; the fiscal and current account position continues to improve, and the country remains a sought after tourist destination looking at the monthly visitor counts. Most of the relative underperformance within the Fund’s precious metals exposure occurred in the first part of the period. The combination of higher interest rates and a stronger U.S. dollar put significant pressure on gold prices. Although the Fund’s exposure is in higher quality, low cost metals producers, the industry as a whole declined sharply over the period. We retained this exposure for two reasons – first, we believe gold remains the most suitable hedge on a world of rising geopolitical risk, and second, trade disruptions and de-globalization could create inflationary pressures in the global economy that may support gold mining equities, relative to other parts of the equity market. The main detractor within the Fund’s non-thematic exposures was an allocation to U.S. small- and mid-cap equities, which are intended to balance the Fund’s overall underweight to the U.S. equity market. The Fund’s duration management positions also detracted, particularly the Fund’s exposure to U.S. Treasuries.

Derivatives, such as index futures, swaps, currency forwards, and options, were used throughout the Fund primarily to gain exposure to different asset classes. Over the period, derivatives as a whole detracted from overall performance, in particular our use of total return swaps.

What is the outlook?

We believe that the gains in global financial markets over the last year have suppressed volatility and lulled financial markets into complacency. Geopolitical risks, such as the increased success of right-wing parties in Germany, are a reminder that populism is on the rise and upcoming elections are potential flashpoints for financial markets. To navigate these risks, we have positioned the Fund in long-term themes where we believe specific structural drivers of returns will be less correlated to the macro and geopolitical factors. Within the equities portion of the Fund, the Fund ended the period overweight EM (primarily India and Taiwan), Europe (primarily France, Greece, Iceland, and Ireland), and Japan while the Fund was underweight the United Kingdom and U.S. Within the fixed income portion of the Fund we maintained the Fund’s out-of-benchmark allocation to global inflation-linked bonds and bank loans, and remained overweight emerging market debt and underweight investment grade credit, mortgage-backed securities, and U.S. Treasuries at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds can have a greater risk of price volatility illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Commodities may be more volatile than investments in traditional securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non U.S. subsidiary and its investments.

26

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2017

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	61.8%
Convertible Preferred Stocks	0.2
Exchange-Traded Funds	7.3
Preferred Stocks	0.3
Rights	0.0 *
Warrants	0.1

Total	69.7%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	5.3%
Convertible Bonds	0.5
Corporate Bonds	3.9
Foreign Government Obligations	8.3
U.S. Government Agencies	5.3
U.S. Government Securities	3.6

Total	26.9%

Short-Term Investments	3.5
Purchased Options	0.3
Other Assets & Liabilities	(0.4)

Total	100.0%

*	Percentage rounds to zero.

27

The Hartford Growth Allocation Fund (Unaudited) inception 05/28/2004

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Growth Allocation A1	19.54%	8.18%	3.92%
Growth Allocation A2	12.97%	6.97%	3.34%
Growth Allocation C1	18.68%	7.40%	3.16%
Growth Allocation C2	17.68%	7.40%	3.16%
Growth Allocation I1	19.91%	8.55%	4.28%
Growth Allocation R3[1]	19.26%	7.87%	3.61%
Growth Allocation R4[1]	19.56%	8.19%	3.94%
Growth Allocation R5[1]	19.98%	8.53%	4.26%
Growth Allocation F1	20.00%	8.57%	4.29%
Russell 3000 Index	23.98%	15.12%	7.61%
MSCI All Country World ex USA Index (Net)	23.64%	7.29%	0.92%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%
Growth Allocation Fund Blended Index	19.02%	10.56%	5.52%
MSCI All Country World ex USA Index (Gross)	24.20%	7.77%	1.38%
Former Growth Allocation Fund Blended Index	19.15%	10.69%	5.64%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous subadvisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 6/4/12 through 5/31/14, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 6/4/12, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

Effective 3/1/17, the Fund changed one of its benchmarks from the MSCI All Country World ex USA Index (Gross) to the MSCI All Country World ex USA Index (Net). HFMC believes that the net version of this benchmark better reflects potential tax consequences for the Fund.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

28

The Hartford Growth Allocation Fund (Unaudited) inception 05/28/2004

MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities from the Bloomberg Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index.

Growth Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 55% Russell 3000 Index, 25% MSCI All Country World ex USA Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index. The Former Growth Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 55% Russell 3000 Index, 25% MSCI All Country World ex USA Index (Gross) and 20% Bloomberg Barclays U.S. Aggregate Bond Index.

MSCI All Country World ex USA Index (Gross) (reflects no deduction for fees, expenses or taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

29

The Hartford Growth Allocation Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Allocation Class A	1.29%	1.29%
Growth Allocation Class C	2.02%	2.02%
Growth Allocation Class I	0.98%	0.98%
Growth Allocation Class R3	1.60%	1.60%
Growth Allocation Class R4	1.30%	1.30%
Growth Allocation Class R5	1.00%	1.00%
Growth Allocation Class F	0.90%	0.90%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA

Managing Director and Head of Multi-Asset Solutions

Hartford Funds Management Company, LLC

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Allocation Fund returned 19.54%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming its custom benchmark, which is comprised of 20% Bloomberg Barclays U.S. Aggregate Bond Index, 55% Russell 3000 Index and 25% MSCI All Country World ex USA Index (Net), which returned 19.02% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index and the MSCI All Country World ex USA Index (Net) returned 0.90%, 23.98%, and 23.64%, respectively, for the same period. The Fund outperformed the average return of the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds with equity weights of 60%-80%, which returned 15.69% during the period.

Why did the Fund perform this way?

The main driver of the Fund’s performance relative to the custom benchmark over the twelve-month period ended October 31, 2017 was the Fund’s asset allocation among various asset classes. Contribution to performance from asset allocation decisions was positive over the period as the Fund benefited from an underweight to fixed income and an overweight to equities. This effect was partially offset by the allocation to inflation-sensitive equities, which trailed the broad global equity market returns during the period.

Another driver of performance relative to the custom benchmark over this period was the outperformance of the underlying funds relative to their individual benchmarks. In particular, the performance of The Hartford MidCap Fund and The Hartford Equity Income Fund had significant positive effects on the Fund’s performance relative to the custom benchmark. Partially offsetting this effect was the performance of the Hartford Small Cap Core Fund and the Hartford Core Equity Fund, which had negative effects on the Fund’s performance relative to the custom benchmark.

Within equities, a tilt towards growth companies was additive to performance relative to the custom benchmark, as was an overweight to small cap equities, both domestically and internationally. An underweight exposure to longer duration fixed-income securities and treasuries added value, as did a tilt towards non-core exposures like high yield bonds, bank loans, and emerging market debt. The overall tilt towards equities relative to fixed-income proved to be additive to performance relative to the custom benchmark.

30

The Hartford Growth Allocation Fund

Manager Discussion – (continued)

October 31, 2017

Macro events were in the spotlight for much of the last twelve months, with major elections taking place across the developed world and central bank policy actions topping the list of investor focal points. In the United States, the U.S. Federal Reserve increased rates three times over this period, and also announced the gradual reduction of their balance sheet, beginning in October 2017. The yield curve experienced a parallel shift higher, with the yield on ten year treasuries increasing from 1.83% on November 1, 2016 to 2.38% on October 31, 2017. Fortunately, spread compression across major fixed-income sub-asset classes throughout the period offset the impact of higher interest rates, resulting in gains for most fixed-income assets. Overseas, the European Central Bank (ECB) remained committed to keeping rates lower for longer, and emerging market bonds benefited from a declining U.S. Dollar and a recovery in energy prices.

Equities continued to generate strong returns on the back of improving earnings, strong consumer confidence and robust global Gross Domestic Product (GDP) growth. Most regions generated double digit positive returns over the period, and despite ongoing political concerns, the outlook for global growth remains robust. In the U.S., large cap growth companies continued to lead the way, with ten of the eleven sectors generating positive returns over the trailing twelve month period, led by strong gains in the Financials and Technology sectors. Most emerging market equity markets generated significant double digit returns, with China avoiding a hard landing and Brazil emerging from a recession.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook?

Looking ahead, we expect to see positive returns from equity markets, though the potential for a market correction remains high. Exceedingly low volatility in the U.S. markets might be unsettling, but companies across many industries continue to beat earnings expectations as of October 31, 2017, rewarding investors, and a proposed reduction in corporate tax rates and a one-time tax holiday for repatriation of overseas earnings could provide additional legs to the market. At the same time, performance dispersion between industries and within industries has increased during the period, making a good case for actively managed equity exposures. Overseas, Europe seems to be emerging from their financial crisis hangover, although short term prospects for Great Britain remain challenged as the country negotiates its way out of the European Union. Emerging markets have engineered a strong comeback recently, but it remains to be seen what impact rising rates in the U.S. and the potential for a stronger dollar could have on their equity and credit markets. Despite positive momentum, geopolitical tensions also warrant a degree of caution, and it remains to be seen if companies can continue to grow earnings as global quantitative easing measures subside.

Credit markets offer a slightly less attractive starting point from a risk and return perspective in our view. The potential for additional increases in interest rates in the U.S. is considerable, and while companies are still enjoying easy access to the credit markets, it is uncertain what level will serve as a tipping point, causing companies to curtail additional borrowing. Additionally, credit spreads are near ten year lows, defaults are far and few between and liquidity post-financial crisis remains reduced as of October 31, 2017 relative to liquidity levels before the financial crisis. We believe that conditions across fixed-income sub-asset classes are similar, and it is likely that we will see increased correlation on a go-forward basis. In our view, sectors that can benefit from rising rates, such as bank loans, look more attractive on a relative basis when considering the reduced prospects of profiting from spread compression, active security selection and less duration risk.

As of the end of the period, the Fund remained overweight equities and underweight fixed income as compared to the Fund’s custom benchmark. In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment. Within fixed income, we see a benefit to diversifying into non-core exposures including high yield bonds, bank loans, and emerging market debt.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the Investment Manager’s allocation among those Underlying Funds. The Fund is subject to the risks of the Underlying Funds, including high portfolio turnover, in direct proportion to the amount invested in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

Asset Allocation

as of October 31, 2017 (Unaudited)

Fund Type	Percentage of Net Assets
Alternative Funds	7.0%
Domestic Equity Funds	57.3
International/Global Equity Funds	20.1
Multi-Strategy Funds	4.0
Taxable Fixed Income Funds	11.7
Other Assets & Liabilities	(0.1)

Total	100.0%

31

Hartford Moderate Allocation Fund (Unaudited) inception 05/28/2004

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Moderate Allocation A1	15.02%	5.20%	3.25%
Moderate Allocation A2	8.69%	4.02%	2.67%
Moderate Allocation C1	14.25%	4.43%	2.49%
Moderate Allocation C2	13.25%	4.43%	2.49%
Moderate Allocation I2	15.40%	5.55%	3.57%
Moderate Allocation R3[1]	14.70%	4.87%	2.89%
Moderate Allocation R4[1]	15.00%	5.16%	3.21%
Moderate Allocation R5[1]	15.38%	5.50%	3.53%
Moderate Allocation F1	15.40%	5.55%	3.57%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%
Russell 3000 Index	23.98%	15.12%	7.61%
MSCI All Country World ex USA Index (Net)	23.64%	7.29%	0.92%
Moderate Allocation Fund Blended Index	14.24%	8.34%	5.27%
MSCI All Country World ex USA Index (Gross)	24.20%	7.77%	1.38%
Former Moderate Allocation Fund Blended Index	14.34%	8.44%	5.37%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous subadvisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 6/4/12 through 11/30/15, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 6/4/12, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

Effective 3/1/17, the Fund changed one of its benchmarks from the MSCI All Country World ex USA Index (Gross) to the MSCI All Country World ex USA Index (Net). HFMC believes that the net version of this benchmark better reflects potential tax consequences for the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities from the Bloomberg Barclays

32

Hartford Moderate Allocation Fund (Unaudited) inception 05/28/2004

Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

Moderate Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 40% Bloomberg Barclays U.S. Aggregate Bond Index , 40% Russell 3000 Index and 20% MSCI All Country World ex USA Index (Net). The Former Moderate Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 40% Bloomberg Barclays U.S. Aggregate Bond Index, 40% Russell 3000 Index and 20% MSCI All Country World ex USA Index (Gross).

MSCI All Country World ex USA Index (Gross) (reflects no deduction for fees, expenses or taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

33

Hartford Moderate Allocation Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Moderate Allocation Class A	1.25%	1.25%
Moderate Allocation Class C	1.99%	1.99%
Moderate Allocation Class I	0.95%	0.95%
Moderate Allocation Class R3	1.58%	1.58%
Moderate Allocation Class R4	1.28%	1.28%
Moderate Allocation Class R5	0.98%	0.98%
Moderate Allocation Class F	0.88%	0.88%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA

Managing Director and Head of Multi-Asset Solutions

Hartford Funds Management Company, LLC

How did the Fund perform during the period?

The Class A shares of the Hartford Moderate Allocation Fund returned 15.02%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming its custom benchmark, which is comprised of 40% Bloomberg Barclays U.S. Aggregate Bond Index, 40% Russell 3000 Index and 20% MSCI All Country World ex USA Index (Net), which returned 14.24% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index and the MSCI All Country World ex USA Index (Net) returned 0.90%, 23.98%, and 23.64%, respectively, for the same period. The Fund also outperformed the average return of the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with equity weights of 40%-60%, which returned 12.69% during the period.

Why did the Fund perform this way?

The main driver of the Fund’s performance relative to the custom benchmark over the twelve-month period ended October 31, 2017 was the outperformance of the underlying funds relative to their individual benchmarks. In particular, the performance of The Hartford Strategic Income Fund and The Hartford MidCap Fund had significant positive effects on the Fund’s performance relative to the custom benchmark. Partially offsetting this effect was the performance of the Hartford Core Equity Fund and the Hartford

Small Cap Core Fund, which had negative effects on the Fund’s performance relative to the custom benchmark.

Another driver of Fund performance was the Fund’s asset allocation among various asset classes. Contribution to performance from asset allocation decisions was positive over the period as the Fund benefited from an underweight to fixed income and an overweight to equities. This effect was partially offset by the allocation to inflation-sensitive equities, which trailed the broad global equity market returns during the period.

Within equities, a tilt towards growth companies was additive to performance relative to the custom benchmark, as was an overweight to small cap equities, both domestically and internationally. An underweight exposure to longer duration fixed-income securities and treasuries added value, as did a tilt towards non-core exposures like high yield bonds, bank loans, and emerging market debt. The overall tilt towards equities relative to fixed-income proved to be additive to performance relative to the custom benchmark.

Macro events were in the spotlight for much of the last twelve months, with major elections taking place across the developed world and central bank policy actions topping the list of investor focal

34

Hartford Moderate Allocation Fund

Manager Discussion – (continued)

October 31, 2017

points. In the United States, the U.S. Federal Reserve increased rates three times over this period, and also announced the gradual reduction of their balance sheet, beginning in October 2017. The yield curve experienced a parallel shift higher, with the yield on ten year treasuries increasing from 1.83% on November 1, 2016 to 2.38% on October 31, 2017. Fortunately, spread compression across major fixed-income sub-asset classes throughout the period offset the impact of higher interest rates, resulting in gains for most fixed-income assets. Overseas, the European Central Bank (ECB) remained committed to keeping rates lower for longer, and emerging market bonds benefited from a declining U.S. Dollar and a recovery in energy prices.

Equities continued to generate strong returns on the back of improving earnings, strong consumer confidence and robust global Gross Domestic Product (GDP) growth. Most regions generated double digit positive returns over the period, and despite ongoing political concerns, the outlook for global growth remains robust. In the U.S., large cap growth companies continued to lead the way, with ten of the eleven sectors generating positive returns over the trailing twelve month period, led by strong gains in the Financials and Technology sectors. Most emerging market equity markets generated significant double digit returns, with China avoiding a hard landing and Brazil emerging from a recession.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook?

Looking ahead, we expect to see positive returns from equity markets, though the potential for a market correction remains high. Exceedingly low volatility in the U.S. markets might be unsettling, but companies across many industries continue to beat earnings expectations as of October 31, 2017, rewarding investors, and a proposed reduction in corporate tax rates and a one-time tax holiday for repatriation of overseas earnings could provide additional legs to the market. At the same time, performance dispersion between industries and within industries has increased during the period, making a good case for actively managed equity exposures. Overseas, Europe seems to be emerging from their financial crisis hangover, although short term prospects for Great Britain remain challenged as the country negotiates its way out of the European Union. Emerging markets have engineered a strong comeback recently, but it remains to be seen what impact rising rates in the U.S. and the potential for a stronger dollar could have on their equity and credit markets. Despite positive momentum, geopolitical tensions also warrant a degree of caution, and it remains to be seen if companies can continue to grow earnings as global quantitative easing measures subside.

Credit markets offer a slightly less attractive starting point from a risk and return perspective in our view. The potential for additional increases in interest rates in the U.S. is considerable, and while companies are still enjoying easy access to the credit markets, it is uncertain what level will serve as a tipping point, causing companies to curtail additional borrowing. Additionally, credit spreads are near ten year lows, defaults are far and few between and liquidity post-financial crisis remains reduced as of October 31, 2017 relative to liquidity levels before the financial crisis. We believe that conditions across fixed-income sub-asset classes are similar, and it is likely that we will see increased correlation on a go-forward basis. In our view, sectors that can benefit from rising rates, such as bank loans, look more attractive on a relative basis when considering the reduced prospects of profiting from spread compression, active security selection and less duration risk.

As of the end of the period, the Fund remained overweight equities and underweight fixed income as compared to the Fund’s custom benchmark. In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment. Within fixed income, we see a benefit to diversifying into non-core exposures including high yield bonds, bank loans, and emerging market debt.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the Investment Manager’s allocation among those Underlying Funds. The Fund is subject to the risks of the Underlying Funds, including high portfolio turnover, in direct proportion to the amount it invests in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

Asset Allocation

as of October 31, 2017 (Unaudited)

Fund Type	Percentage of Net Assets
Alternative Funds	7.0%
Domestic Equity Funds	43.3
International/Global Equity Funds	15.2
Multi-Strategy Funds	5.0
Taxable Fixed Income Funds	29.6
Other Assets & Liabilities	(0.1)

Total	100.0%

35

Hartford Multi-Asset Income Fund (Unaudited) inception 04/30/2014

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	Since Inception[1]
Multi-Asset Income A2	9.06%	2.92%
Multi-Asset Income A3	4.15%	1.58%
Multi-Asset Income C2	8.42%	2.20%
Multi-Asset Income C3	7.42%	2.20%
Multi-Asset Income I2	9.22%	3.15%
Multi-Asset Income R3[2]	8.95%	2.66%
Multi-Asset Income R4[2]	9.00%	2.89%
Multi-Asset Income R5[2]	9.18%	3.08%
Multi-Asset Income Y2	9.29%	3.20%
Multi-Asset Income F2	9.28%	3.16%
MSCI All Country World Index (Net)	23.20%	7.46%
ICE BofAML Global High Yield Constrained Index	10.39%	4.34%
Credit Suisse Leveraged Loan Index	5.25%	3.84%
JP Morgan Emerging Markets Bond Index Plus	4.83%	5.84%
Multi-Asset Income Fund Blended Index	11.53%	5.59%
MSCI All Country World Index (Gross)	23.86%	8.04%
Former Multi-Asset Income Fund Blended Index	11.71%	5.76%

[1]	Inception: 04/30/2014
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

36

Hartford Multi-Asset Income Fund (Unaudited) inception 04/30/2014

Effective 3/1/17, the Fund changed one of its benchmarks from the MSCI All Country World Index (Gross) to the MSCI All Country World Index (Net). Hartford Funds Management Company, LLC (“HFMC”) believes that the net version of this benchmark better reflects potential tax consequences for the Fund.

MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets.

ICE BofAML Global High Yield Constrained Index (reflects no deduction for fees, expenses or taxes) tracks the performance of below investment grade bonds of corporate issuers domiciled in countries with an investment grade foreign currency long-term debt rating (based on a composite of Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Services). The index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.

On 10/20/17, the Bank of America Merrill Lynch Global High Yield Constrained Index was rebranded as ICE BofAML Global High Yield Constrained Index.

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets. It includes U.S. dollar denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities. Only issues with a current face amount outstanding of $500 million or more and a remaining life of greater than 2.5 years are eligible for inclusion.

Multi-Asset Income Fund Blended Index is calculated by HFMC and represents the weighted return of 30% MSCI All Country World Index (Net), 23.4% ICE BofAML Global High Yield Constrained Index, 23.3% Credit Suisse Leveraged Loan Index and 23.3% JP Morgan Emerging Markets Bond Index Plus. The Former Multi-Asset Income Fund Blended Index is calculated by HFMC and represents the weighted return of 30% MSCI All Country World Index (Gross), 23.4% ICE BofAML Global High Yield Constrained Index, 23.3% Credit Suisse Leveraged Loan Index and 23.3% JP Morgan Emerging Markets Bond Index Plus.

MSCI All Country World Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/

reimbursements from HFMC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

37

Hartford Multi-Asset Income Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Multi-Asset Income Class A	1.13%	1.29%
Multi-Asset Income Class C	1.88%	1.99%
Multi-Asset Income Class I	0.83%	1.03%
Multi-Asset Income Class R3	1.43%	1.65%
Multi-Asset Income Class R4	1.13%	1.35%
Multi-Asset Income Class R5	0.83%	1.05%
Multi-Asset Income Class Y	0.78%	1.00%
Multi-Asset Income Class F	0.73%	0.95%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2019 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Lutz-Peter Wilke

Vice President and Multi-Asset Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Multi-Asset Income Fund returned 9.06%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s custom benchmark, (30% MSCI All Country World Index (Net)/23.4% ICE BofAML Global High Yield Constrained Index/23.3% JP Morgan Emerging Markets Bond Index Plus/23.3% Credit Suisse Leveraged Loan Index), which returned 11.53% for the same period. For the same period, the MSCI All Country World Index (Net) returned 23.20%, the ICE BofAML Global High Yield Constrained Index returned 10.39%, the JP Morgan Emerging Markets Bond Index Plus returned 4.83%, and the Credit Suisse Leveraged Loan Index returned 5.25%. The Fund also underperformed the 12.71% average return of the Lipper Flexible Portfolio Funds category, a group of funds that allocate their investments across various asset classes, including domestic common equities, bonds, and money market instruments with a focus on total return, during the period.

Why did the Fund perform this way?

Global equities rose over the twelve-month period, as measured by the MSCI All Country World Index (Net). At the beginning of the period, equities rallied following Donald Trump’s election to President of the United States (U.S.) on expectations that Trump would reduce regulatory restrictions and increase fiscal stimulus, including corporate and individual tax cuts and a boost in infrastructure spending. However, there was pronounced dispersion among sectors and regions. For instance, emerging market (EM) equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar (USD). On the monetary policy front, the U.S. Federal Reserve (Fed) raised rates by 0.25% in December 2016. At the start of 2017, investors bid up risk assets amid increasing optimism about global economic growth. Solid fourth-quarter European gross domestic product (GDP) growth and strengthening global manufacturing data helped to boost risk appetites. In the second quarter of 2017, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist

38

Hartford Multi-Asset Income Fund

Manager Discussion – (continued)

October 31, 2017

Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (E.U.). During the third quarter of 2017 and into October, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the U.S. Eurozone confidence reached a decade-high level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies.

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the U.S., as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the process of exiting the E.U. (known as “Brexit”) as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the E.U. – and gilt (i.e. U.K. government bond) yields declined. Monetary policy developments among developed markets started pointing to a less accommodative stance. The Fed increased rates again in June 2017, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year. At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign yields prompted by central bank policy normalization.

Over the period, most currencies strengthened over the USD. To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

The Fund’s allocations to credit sectors were a positive contributor to performance relative to the fixed income portion of the Fund’s custom benchmark during the period. This was driven by allocations to bank loans, contingent convertible securities and non-agency mortgage-backed securities. On the equity side, the Fund’s allocation to equities that exhibit low volatility also performed well over this period where strong security selection in the Energy and Financials sectors drove outperformance relative to the equity portion of the Fund’s custom benchmark, the MSCI All Country World Index (Net). The Fund’s allocation to equity-linked notes (ELNs), which was an important source of income for the Fund, was also additive to absolute performance as was the Fund’s exposure to emerging market equities.

The key detractor from the Fund’s performance relative to the custom benchmark over the period was the Fund’s risk management hedging activities. These market hedging activities reduced overall portfolio risk and detracted given strength in equity markets, while the Fund’s foreign exchange (FX) hedging activities also dampened performance as the USD depreciated. The Fund’s relative value fixed income trades, in particular the Fund’s exposures to crossover credits, were another detractor over the period. The Fund’s European equities allocation also detracted from relative performance, as did the allocation to Investment Grade debt, which lagged the broader recovery in credit markets.

In addition to using derivatives for managing the Fund’s currency exposures, we tactically managed exposures to high yield credit, investment grade credit and commercial mortgage backed securities through credit default swap index exposures. We also utilized derivatives in the Fund to tactically manage duration, in particular interest rate swaps and bond futures. Over the period, these tactical market and FX hedging activities detracted from performance relative to the custom benchmark.

What is the outlook?

Global growth conditions appeared to be on a synchronized improving track as of the end of the period. Although central banks in developed markets are tightening monetary policy, this is being done in a gradual fashion, limiting upward pressure on bond yields. Overall, we believe this reflationary environment is creating a positive backdrop for financial markets, with October’s rise in global equities marking the twelfth consecutive monthly gain. Nonetheless, geopolitical risks remain, and with both credit and equity valuations moving higher, generating income from a broad and diversified selection of assets remains important. The Fund’s income objective

39

Hartford Multi-Asset Income Fund

Manager Discussion – (continued)

October 31, 2017

continues to be supported by the Fund’s exposure to ELNs, as well as equity securities that we believe exhibit lower volatility with consistent dividends that are trading at what we consider to be attractive valuations. We believe these exposures are complemented with the Fund’s diversified exposures to bank loans, emerging market debt, and high yield.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. Investing in an exchange-traded fund (“ETF”) exposes the Fund to all of the risks of that ETF and, in general, subjects the Fund to a pro rata portion of the ETF’s fees and expenses. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	28.3%
Preferred Stocks	0.0 *
Rights	0.0 *

Total	28.3%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	2.9%
Convertible Bonds	3.4
Corporate Bonds	20.4
Equity Linked Securities	11.1
Foreign Government Obligations	7.9
Municipal Bonds	0.9
Senior Floating Rate Interests	20.0
U.S. Government Agencies	0.4

Total	67.0%

Short-Term Investments	4.5
Purchased Options	0.3
Other Assets & Liabilities	(0.1)

Total	100.0%

*	Percentage rounds to zero.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

40

Multi-Strategy Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2017 through October 31, 2017. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Hartford Balanced Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,059.30	$5.71	$1,000.00	$1,019.66	$5.60	1.10%	184	365
Class C	$1,000.00	$1,055.50	$9.38	$1,000.00	$1,016.08	$9.20	1.81%	184	365
Class I	$1,000.00	$1,060.70	$4.57	$1,000.00	$1,020.77	$4.48	0.88%	184	365
Class R3	$1,000.00	$1,057.80	$7.26	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class R4	$1,000.00	$1,059.00	$5.71	$1,000.00	$1,019.66	$5.60	1.10%	184	365
Class R5	$1,000.00	$1,061.00	$4.16	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class Y	$1,000.00	$1,061.20	$3.90	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class F	$1,000.00	$1,061.30	$3.74	$1,000.00	$1,021.58	$3.67	0.72%	184	365

41

Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

The Hartford Balanced Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,055.60	$4.77	$1,000.00	$1,020.57	$4.69	0.92%	184	365
Class C	$1,000.00	$1,051.80	$8.58	$1,000.00	$1,016.84	$8.44	1.66%	184	365
Class I	$1,000.00	$1,056.70	$3.63	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class R3	$1,000.00	$1,053.70	$6.42	$1,000.00	$1,018.96	$6.31	1.24%	184	365
Class R4	$1,000.00	$1,055.20	$4.87	$1,000.00	$1,020.47	$4.79	0.94%	184	365
Class R5	$1,000.00	$1,056.50	$3.58	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class R6	$1,000.00	$1,056.70	$3.11	$1,000.00	$1,022.18	$3.06	0.60%	184	365
Class Y	$1,000.00	$1,056.50	$3.37	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class F	$1,000.00	$1,057.20	$3.11	$1,000.00	$1,022.18	$3.06	0.60%	184	365

The Hartford Checks and Balances Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,060.20	$1.92	$1,000.00	$1,023.34	$1.89	0.37%	184	365
Class C	$1,000.00	$1,056.10	$5.80	$1,000.00	$1,019.56	$5.70	1.12%	184	365
Class I	$1,000.00	$1,061.50	$0.83	$1,000.00	$1,024.40	$0.82	0.16%	184	365
Class R3	$1,000.00	$1,058.30	$3.89	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class R4	$1,000.00	$1,060.00	$2.34	$1,000.00	$1,022.94	$2.29	0.45%	184	365
Class R5	$1,000.00	$1,061.60	$0.73	$1,000.00	$1,024.50	$0.71	0.14%	184	365
Class F	$1,000.00	$1,061.20	$0.21	$1,000.00	$1,025.00	$0.20	0.04%	184	365

The Hartford Conservative Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,044.30	$2.83	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class C	$1,000.00	$1,041.00	$6.64	$1,000.00	$1,018.70	$6.56	1.29%	184	365
Class I	$1,000.00	$1,046.30	$1.39	$1,000.00	$1,023.84	$1.38	0.27%	184	365
Class R3	$1,000.00	$1,043.40	$4.17	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class R4	$1,000.00	$1,045.30	$2.63	$1,000.00	$1,022.64	$2.60	0.51%	184	365
Class R5	$1,000.00	$1,047.20	$1.08	$1,000.00	$1,024.15	$1.07	0.21%	184	365
Class F	$1,000.00	$1,046.30	$0.98	$1,000.00	$1,024.25	$0.97	0.19%	184	365

42

Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

The Hartford Global All-Asset Fund (consolidated)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,077.80	$6.23	$1,000.00	$1,019.21	$6.06	1.19%	184	365
Class C	$1,000.00	$1,073.40	$10.14	$1,000.00	$1,015.43	$9.86	1.94%	184	365
Class I	$1,000.00	$1,079.30	$4.93	$1,000.00	$1,020.47	$4.79	0.94%	184	365
Class R3	$1,000.00	$1,076.00	$7.80	$1,000.00	$1,017.69	$7.58	1.49%	184	365
Class R4	$1,000.00	$1,076.90	$6.23	$1,000.00	$1,019.21	$6.06	1.19%	184	365
Class R5	$1,000.00	$1,079.90	$4.72	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class Y	$1,000.00	$1,079.20	$4.40	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class F	$1,000.00	$1,079.30	$4.40	$1,000.00	$1,020.97	$4.28	0.84%	184	365

The Hartford Growth Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,082.60	$2.68	$1,000.00	$1,022.64	$2.60	0.51%	184	365
Class C(1)	$1,000.00	$1,078.60	$6.55	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class I	$1,000.00	$1,084.90	$1.16	$1,000.00	$1,024.10	$1.12	0.22%	184	365
Class R3	$1,000.00	$1,080.90	$4.46	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R4	$1,000.00	$1,082.20	$2.89	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class R5	$1,000.00	$1,084.30	$1.31	$1,000.00	$1,023.95	$1.28	0.25%	184	365
Class F	$1,000.00	$1,084.80	$0.68	$1,000.00	$1,024.55	$0.66	0.13%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.28%, and the expenses paid in the actual and hypothetical examples above would have been $6.71 and $6.52, respectively.

43

Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

Hartford Moderate Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,066.10	$2.66	$1,000.00	$1,022.64	$2.60	0.51%	184	365
Class C(1)	$1,000.00	$1,062.00	$6.44	$1,000.00	$1,018.96	$6.31	1.24%	184	365
Class I	$1,000.00	$1,067.60	$1.20	$1,000.00	$1,024.05	$1.17	0.23%	184	365
Class R3	$1,000.00	$1,064.40	$4.47	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class R4	$1,000.00	$1,065.20	$2.92	$1,000.00	$1,022.38	$2.85	0.56%	184	365
Class R5	$1,000.00	$1,067.60	$1.35	$1,000.00	$1,023.90	$1.33	0.26%	184	365
Class F	$1,000.00	$1,067.60	$0.78	$1,000.00	$1,024.45	$0.77	0.15%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.27%, and the expenses paid in the actual and hypothetical examples above would have been $6.58 and $6.45, respectively.

Hartford Multi-Asset Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,044.10	$4.53	$1,000.00	$1,020.77	$4.48	0.88%	184	365
Class C	$1,000.00	$1,040.60	$7.66	$1,000.00	$1,017.69	$7.58	1.49%	184	365
Class I	$1,000.00	$1,043.40	$4.07	$1,000.00	$1,021.22	$4.02	0.79%	184	365
Class R3	$1,000.00	$1,043.60	$5.00	$1,000.00	$1,020.32	$4.94	0.97%	184	365
Class R4	$1,000.00	$1,042.60	$4.69	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class R5	$1,000.00	$1,044.40	$4.17	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class Y	$1,000.00	$1,044.80	$3.87	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class F	$1,000.00	$1,044.90	$3.35	$1,000.00	$1,021.93	$3.31	0.65%	184	365

44

The Hartford Balanced Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.8%
	Banks - 7.1%
485,340	Bank of America Corp.	$13,293,463
167,780	Citigroup, Inc.	12,331,830
164,170	JP Morgan Chase & Co.	16,517,144
61,550	PNC Financial Services Group, Inc.	8,419,424
275,210	Wells Fargo & Co.	15,450,289

		66,012,150

	Capital Goods - 4.9%
40,790	3M Co.	9,389,450
46,060	Caterpillar, Inc.	6,254,948
108,831	Eaton Corp. plc	8,708,657
102,430	Fortune Brands Home & Security, Inc.	6,766,526
77,680	Ingersoll-Rand plc	6,882,448
67,870	United Technologies Corp.	8,128,111

		46,130,140

	Commercial & Professional Services - 1.1%
32,600	Dun & Bradstreet Corp.	3,808,658
161,610	Nielsen Holdings plc	5,990,883

		9,799,541

	Consumer Durables & Apparel - 1.4%
109,140	NIKE, Inc. Class B	6,001,609
220,720	PulteGroup, Inc.	6,672,365

		12,673,974

	Consumer Services - 1.5%
117,703	Hilton Worldwide Holdings, Inc.	8,507,573
103,120	Norwegian Cruise Line Holdings Ltd.*	5,748,940

		14,256,513

	Diversified Financials - 1.5%
13,070	BlackRock, Inc.	6,153,748
231,900	Invesco Ltd.	8,299,701

		14,453,449

	Energy - 4.0%
95,560	Chevron Corp.	11,074,448
44,270	Diamondback Energy, Inc.*	4,743,973
61,950	EOG Resources, Inc.	6,186,946
65,970	Exxon Mobil Corp.	5,498,600
124,600	Halliburton Co.	5,325,404
139,100	Suncor Energy, Inc.	4,723,836

		37,553,207

	Food, Beverage & Tobacco - 3.1%
131,152	British American Tobacco plc	8,473,708
67,680	Kraft Heinz Co.	5,233,695
144,417	Mondelez International, Inc. Class A	5,983,196
89,080	Philip Morris International, Inc.	9,321,331

		29,011,930

	Health Care Equipment & Services - 3.0%
135,092	Medtronic plc	10,877,608
61,530	UnitedHealth Group, Inc.	12,934,836
39,400	Universal Health Services, Inc. Class B	4,046,380

		27,858,824

	Household & Personal Products - 0.6%
104,130	Unilever N.V.	6,035,375

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.8% - (continued)
	Insurance - 2.8%
143,780	American International Group, Inc.	$9,289,626
107,080	Marsh & McLennan Cos., Inc.	8,665,984
84,463	Unum Group	4,395,455
102,520	XL Group Ltd.	4,148,984

		26,500,049

	Materials - 2.2%
176,370	DowDuPont, Inc.	12,753,315
133,660	International Paper Co.	7,654,708

		20,408,023

	Media - 1.5%
217,820	Comcast Corp. Class A	7,848,055
259,100	Viacom, Inc. Class B	6,226,173

		14,074,228

	Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
50,610	Allergan plc	8,969,610
51,260	Amgen, Inc.	8,981,777
211,520	AstraZeneca plc ADR	7,297,440
152,000	Bristol-Myers Squibb Co.	9,372,320
62,870	Eisai Co., Ltd.	3,499,131
164,750	Merck & Co., Inc.	9,076,078
28,394	Roche Holding AG	6,562,733
56,958	UCB S.A.	4,146,308
30,990	Vertex Pharmaceuticals, Inc.*	4,531,668

		62,437,065

	Real Estate - 0.9%
277,943	Park Hotels & Resorts, Inc. REIT	8,001,979

	Retailing - 2.5%
2,006,600	Allstar Co.*(1)(2)(3)(4)	2
69,430	Home Depot, Inc.	11,510,105
209,070	Liberty Interactive Corp. QVC Group Class A*	4,750,070
3,250	Priceline Group, Inc.*	6,213,871
13,296	Tory Burch LLC*(1)(2)(3)(4)	588,613

		23,062,661

	Semiconductors & Semiconductor Equipment - 4.2%
84,240	Analog Devices, Inc.	7,691,112
340,160	Intel Corp.	15,473,878
107,310	Maxim Integrated Products, Inc.	5,638,067
210,580	QUALCOMM, Inc.	10,741,686

		39,544,743

	Software & Services - 8.9%
27,067	Alphabet, Inc. Class C*	27,517,395
100,280	Cognizant Technology Solutions Corp. Class A	7,588,188
264,620	eBay, Inc.*	9,960,297
77,990	Facebook, Inc. Class A*	14,042,879
288,930	Microsoft Corp.	24,033,197

		83,141,956

	Technology Hardware & Equipment - 4.3%
111,460	Apple, Inc.	18,841,198
411,100	Cisco Systems, Inc.	14,039,065
174,200	NetApp, Inc.	7,737,964

		40,618,227

	Transportation - 1.0%
84,130	Union Pacific Corp.	9,741,413

The accompanying notes are an integral part of these financial statements.

45

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
COMMON STOCKS - 64.8% - (continued)
		Utilities - 1.6%
	95,280	NextEra Energy, Inc.	$14,775,070

		Total Common Stocks (cost $448,102,166)	$606,090,517

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.5%
		Asset-Backed - Automobile - 0.8%
		AmeriCredit Automobile Receivables Trust
$	131,344	1.51%, 05/18/2020	$131,239
	205,000	1.65%, 09/18/2020	204,874
	21,885	2.72%, 09/09/2019	21,897
	125,000	ARI Fleet Lease Trust 1.91%, 04/15/2026(4)	124,964
	260,000	Canadian Pacer Auto Receivables Trust 2.05%, 03/19/2021(4)	259,691
	550,369	Chesapeake Funding LLC 1 mo. USD LIBOR + 1.000%, 2.24%, 06/15/2028(4)(5)	553,514
		Chesapeake Funding LLC
	370,000	1 mo. USD LIBOR + 0.450%, 1.69%, 05/15/2029(4)(5)	370,844
	505,000	1.91%, 08/15/2029(4)	503,780
		Chrysler Capital Auto Receivables Trust
	346,984	1.76%, 12/16/2019(4)	347,166
	34,335	1.78%, 06/17/2019(4)	34,335
		Enterprise Fleet Financing LLC
	325,000	1.97%, 01/20/2023(4)	324,985
	430,000	2.13%, 05/22/2023(4)	429,996
		First Investors Auto Owner Trust
	90,057	1.67%, 11/16/2020(4)	90,056
	98,923	1.69%, 04/15/2021(4)	98,740
	157,645	1.86%, 10/15/2021(4)	157,725
	192,981	2.26%, 01/15/2020(4)	193,092
	115,000	2.39%, 11/16/2020(4)	115,265
	100,000	Hyundai Auto Receivables Trust 2.48%, 03/15/2019	100,117
	515,000	Mercedes-Benz Master Owner Trust 1 mo. LIBOR + 0.300%, 1.54%, 05/16/2021(4)(5)	515,130
	74,979	Prestige Auto Receivables Trust 1.91%, 04/15/2020(4)	75,018
		Santander Drive Auto Receivables Trust
	1,954	1.97%, 11/15/2019	1,955
	81,976	2.25%, 06/17/2019	82,030
	37,560	2.33%, 11/15/2019	37,642
	138,263	2.36%, 04/15/2020	138,407
	99,792	2.57%, 03/15/2019	99,822
		Securitized Term Auto Receivables Trust
	540,000	1.52%, 03/25/2020(4)	537,675
	415,000	1.89%, 08/25/2020(4)	414,111
	215,000	2.04%, 04/26/2021(4)	215,000
		United Auto Credit Securitization Trust
	455,478	1.89%, 05/10/2019(4)	455,202
	580,000	2.40%, 11/12/2019(4)	578,922
		Westlake Automobile Receivables Trust
	66,388	1.57%, 06/17/2019(4)	66,382
	285,696	1.78%, 04/15/2020(4)	285,785
	280,000	Wheels SPV LLC 1.88%, 04/20/2026(4)	279,542

			7,844,903

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.5% - (continued)
		Asset-Backed - Credit Card - 0.3%
$	800,000	CARDS Trust 1 mo. LIBOR + 0.700%, 1.94%, 07/15/2021(4)(5)	$803,269
	950,000	Evergreen Credit Card Trust 1 mo. LIBOR + 0.720%, 1.96%, 04/15/2020(4)(5)	952,767
	1,285,000	Trillium Credit Card Trust 1 mo. LIBOR + 0.720%, 1.96%, 05/26/2021(4)(5)	1,289,666

			3,045,702

		Asset-Backed - Finance & Insurance - 1.6%
	1,345,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.300%, 2.61%, 01/16/2030(4)(5)	1,353,829
		Bayview Opportunity Master Fund Trust
	289,098	3.50%, 01/28/2055(4)(6)	295,583
	387,584	3.50%, 06/28/2057(4)(6)	395,378
	588,585	3.50%, 07/28/2057(4)(6)	602,092
	262,555	4.00%, 11/28/2053(4)(6)	272,605
	320,086	4.00%, 10/28/2064(4)(6)	332,606
	650,000	BlueMountain CLO Ltd. 3 mo. USD LIBOR + 1.600%, 2.96%, 10/15/2026(4)(5)	653,545
	640,000	CIFC Funding Ltd. 3 mo. USD LIBOR + 1.600%, 2.95%, 04/18/2025(4)(5)	643,084
	355,000	CNH Equipment Trust 1.75%, 04/15/2021	355,088
		Ford Credit Floorplan Master Owner Trust
	990,000	1.75%, 07/15/2021	982,243
	100,000	2.09%, 03/15/2022(4)	100,052
	330,000	GreatAmerica Leasing Receivables Funding LLC 2.36%, 01/20/2023(4)	329,159
	1,300,000	Madison Park Funding Ltd. 3 mo. USD LIBOR + 1.120%, 2.48%, 07/20/2026(4)(5)	1,306,298
		MMAF Equipment Finance LLC
	176,309	1.39%, 12/17/2018(4)	176,252
	220,000	1.73%, 05/18/2020(4)	219,963
	295,000	2.21%, 12/15/2032(4)	291,929
		Nationstar HECM Loan Trust
	170,597	1.97%, 05/25/2027(4)	170,456
	185,318	2.04%, 09/25/2027(4)(6)	185,304
	1,295,000	Oaktree EIF Ltd. 3 mo. USD LIBOR + 1.150%, 2.47%, 11/15/2025(4)(5)	1,301,228
	885,000	Octagon Loan Funding Ltd. 3 mo. USD LIBOR + 1.140%, 2.46%, 11/18/2026(4)(5)	890,202
		OneMain Financial Issuance Trust
	136,000	2.37%, 09/14/2032(4)	135,711
	120,000	3.66%, 02/20/2029(4)	122,538
	240,000	4.10%, 03/20/2028(4)	243,661
	310,000	SBA Tower Trust 2.90%, 10/15/2044(4)(6)(7)	312,395
		Springleaf Funding Trust
	330,000	2.90%, 11/15/2029(4)	332,268
	385,000	3.16%, 11/15/2024(4)	387,183
	170,000	3.48%, 05/15/2028(4)	172,343

The accompanying notes are an integral part of these financial statements.

46

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.5% - (continued)
		Asset-Backed - Finance & Insurance - 1.6% - (continued)
$	600,000	SPS Servicer Advance Receivables Trust 2.53%, 11/16/2048(4)	$595,135
		Towd Point Mortgage Trust
	448,516	2.75%, 10/25/2056(4)(6)	450,083
	163,209	2.75%, 04/25/2057(4)(6)	164,053
	509,812	2.75%, 06/25/2057(4)(6)	511,045
	190,000	Volvo Financial Equipment LLC 1.92%, 03/15/2021(4)	189,760

			14,473,071

		Commercial Mortgage - Backed Securities - 0.6%
	365,000	CD Commercial Mortgage Trust 3.51%, 05/10/2050(6)	378,698
	95,000	Citigroup Commercial Mortgage Trust 3.82%, 11/10/2048	100,411
	525,000	Commercial Mortgage Trust 3.18%, 02/10/2048	534,561
		CSAIL Commercial Mortgage Trust
	950,000	3.50%, 06/15/2057	982,338
	1,000,000	3.51%, 04/15/2050	1,037,597
	785,000	CSMC Trust 2.76%, 04/05/2033(4)	791,532
	150,000	FREMF Mortgage Trust 3.37%, 05/25/2045(4)(5)	152,171
	210,000	JP Morgan Chase Commercial Mortgage Securities Trust 3.91%, 01/15/2049	223,344
	105,373	LB-UBS Commercial Mortgage Trust 6.14%, 04/15/2041(5)	106,048
	900,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	922,476
	400,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(4)(5)	412,657

			5,641,833

		Whole Loan Collateral CMO - 0.2%
		Deephaven Residential Mortgage Trust
	322,059	2.45%, 06/25/2047(4)(6)	320,312
	134,835	2.73%, 12/26/2046(4)(6)	134,918
		Mill City Mortgage Loan Trust
	137,860	2.50%, 04/25/2057(4)(6)	137,579
	429,757	2.75%, 02/25/2058(4)(6)	430,666
	482,829	New Residential Mortgage Loan Trust 4.00%, 04/25/2057(4)(6)	499,503
	321,136	Towd Point Mortgage Trust 2.25%, 04/25/2056(4)(6)	319,109
	90,000	Wells Fargo Commercial Mortgage Trust 3.84%, 09/15/2058	95,485

			1,937,572

		Total Asset & Commercial Mortgage Backed Securities (cost $32,999,125)	$32,943,081

	CORPORATE BONDS - 16.9%
		Aerospace/Defense - 0.2%
	600,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(4)	$625,813

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.9% - (continued)
		Aerospace/Defense - 0.2% - (continued)
		Lockheed Martin Corp.
$	115,000	2.50%, 11/23/2020	$116,464
	400,000	4.07%, 12/15/2042	410,686
	140,000	4.50%, 05/15/2036	154,763
	135,000	4.85%, 09/15/2041	152,158
	65,000	United Technologies Corp. 3.10%, 06/01/2022	66,711

			1,526,595

		Agriculture - 0.4%
		Altria Group, Inc.
	140,000	4.50%, 05/02/2043	149,859
	420,000	4.75%, 05/05/2021	455,748
		BAT International Finance plc
	160,000	2.75%, 06/15/2020(4)	161,858
	565,000	3.25%, 06/07/2022(4)	576,272
	65,000	3.50%, 06/15/2022(4)	66,963
	375,000	Cargill, Inc. 4.76%, 11/23/2045(4)	436,597
	1,250,000	Imperial Brands Finance plc 3.75%, 07/21/2022(4)	1,298,789
		Philip Morris International, Inc.
	300,000	2.63%, 03/06/2023	299,338
	80,000	4.88%, 11/15/2043	90,967

			3,536,391

		Airlines - 0.1%
	542,804	Continental Airlines, Inc. 5.98%, 10/19/2023	600,292
	420,323	Southwest Airlines Co. 6.15%, 02/01/2024	462,356

			1,062,648

		Auto Manufacturers - 0.5%
	600,000	Daimler Finance North America LLC 2.20%, 05/05/2020(4)	600,092
	205,000	Ford Motor Co. 4.35%, 12/08/2026	213,621
	1,675,000	Ford Motor Credit Co. LLC 3.10%, 05/04/2023	1,672,626
		General Motors Financial Co., Inc.
	1,375,000	3.70%, 05/09/2023	1,409,223
	470,000	3.95%, 04/13/2024	484,434
	700,000	Nissan Motor Acceptance Corp. 1.80%, 03/15/2018(4)	700,366

			5,080,362

		Beverages - 0.2%
		Anheuser-Busch InBev Finance, Inc.
	370,000	3.65%, 02/01/2026	381,795
	105,000	4.70%, 02/01/2036	114,960
	270,000	4.90%, 02/01/2046	303,645
	115,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	110,616
		Coca-Cola Femsa S.A.B. de C.V.
	100,212	2.38%, 11/26/2018	100,535
	250,000	3.88%, 11/26/2023	262,580
	85,000	Constellation Brands, Inc. 2.70%, 05/09/2022	85,229
		Heineken N.V.
	140,000	2.75%, 04/01/2023(4)	141,455
	10,000	4.00%, 10/01/2042(4)	10,010

The accompanying notes are an integral part of these financial statements.

47

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.9% - (continued)
		Beverages - 0.2% - (continued)
		Molson Coors Brewing Co.
$	180,000	3.50%, 05/01/2022	$186,514
	40,000	5.00%, 05/01/2042	44,245

			1,741,584

		Biotechnology - 0.3%
		Amgen, Inc.
	1,425,000	2.65%, 05/11/2022	1,426,887
	80,000	4.56%, 06/15/2048	85,450
	320,000	Biogen, Inc. 2.90%, 09/15/2020	326,713
		Celgene Corp.
	55,000	2.25%, 05/15/2019	55,208
	180,000	3.55%, 08/15/2022	186,373
	375,000	3.63%, 05/15/2024	386,837
		Gilead Sciences, Inc.
	120,000	2.55%, 09/01/2020	121,665
	195,000	3.70%, 04/01/2024	205,266

			2,794,399

		Chemicals - 0.2%
	800,000	Agrium, Inc. 3.15%, 10/01/2022	815,384
	370,000	CNAC HK Synbridge Co., Ltd. 5.00%, 05/05/2020	379,209
	425,000	LYB International Finance B.V. 3.50%, 03/02/2027	424,723

			1,619,316

		Commercial Banks - 4.6%
	400,000	Banco Santander S.A. 3.13%, 02/23/2023	401,432
		Bank of America Corp.
	740,000	2.63%, 10/19/2020	746,464
	450,000	3 mo. USD LIBOR + 1.370%, 3.59%, 07/21/2028(5)	454,551
	1,175,000	4.00%, 04/01/2024	1,244,939
	750,000	4.20%, 08/26/2024	792,009
	560,000	5.00%, 05/13/2021	608,061
		Bank of New York Mellon Corp.
	440,000	2.15%, 02/24/2020	441,725
	200,000	3.00%, 02/24/2025	201,342
	700,000	Banque Federative du Credit Mutuel S.A. 2.75%, 10/15/2020(4)	708,706
	150,000	Barclays Bank plc 6.05%, 12/04/2017(4)	150,568
	815,000	Barclays plc 3.20%, 08/10/2021	825,611
		BNP Paribas S.A.
	425,000	2.40%, 12/12/2018	428,287
	390,000	2.95%, 05/23/2022(4)	394,166
		BPCE S.A.
	375,000	2.50%, 12/10/2018	377,647
	250,000	3.00%, 05/22/2022(4)	251,179
	800,000	3.50%, 10/23/2027(4)	791,942
	725,000	5.15%, 07/21/2024(4)	789,585
		Capital One Financial Corp.
	615,000	3.75%, 04/24/2024	637,335
	165,000	4.20%, 10/29/2025	170,123
		Citigroup, Inc.
	255,000	2.50%, 07/29/2019	256,683

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.9% - (continued)
		Commercial Banks - 4.6% - (continued)
$	1,000,000	3 mo. USD LIBOR + 0.950%, 2.88%, 07/24/2023(5)	$999,134
	145,000	3.52%, 10/27/2028(6)	144,597
	925,000	4.45%, 09/29/2027	976,119
	108,000	5.30%, 05/06/2044	126,655
	59,000	8.13%, 07/15/2039	92,678
	500,000	Citizens Bank NA 2.55%, 05/13/2021	502,057
	675,000	Compass Bank 2.75%, 09/29/2019	680,102
		Credit Agricole S.A.
	360,000	3.25%, 10/04/2024(4)	359,946
	500,000	4.38%, 03/17/2025(4)	523,333
		Credit Suisse AG
	250,000	2.30%, 05/28/2019	251,365
	335,000	3.63%, 09/09/2024	348,783
	850,000	Credit Suisse Group AG 3.57%, 01/09/2023(4)	870,284
	950,000	Credit Suisse Group Funding Guernsey Ltd. 3.80%, 09/15/2022	987,240
		Deutsche Bank AG
	700,000	2.70%, 07/13/2020	702,469
	670,000	4.25%, 10/14/2021	700,908
	250,000	Discover Bank 3.10%, 06/04/2020	254,893
	450,000	Fifth Third Bancorp 2.88%, 10/01/2021	458,429
		Goldman Sachs Group, Inc.
	905,000	2.38%, 01/22/2018	906,582
	530,000	3 mo. USD LIBOR + 1.201%, 3.27%, 09/29/2025(5)	528,157
	1,325,000	4.25%, 10/21/2025	1,382,396
	470,000	6.25%, 02/01/2041	621,966
		HSBC Holdings plc
	290,000	3.40%, 03/08/2021	298,867
	1,755,000	3.60%, 05/25/2023	1,826,926
	200,000	3 mo. USD LIBOR + 1.546%, 4.04%, 03/13/2028(5)	209,466
		Huntington National Bank
	535,000	2.20%, 11/06/2018	536,505
	580,000	2.40%, 04/01/2020	582,836
	720,000	ING Groep N.V. 3.95%, 03/29/2027	753,762
		JP Morgan Chase & Co.
	650,000	3.25%, 09/23/2022	668,408
	180,000	3.38%, 05/01/2023	184,525
	230,000	5.40%, 01/06/2042	282,311
	100,000	6.30%, 04/23/2019	106,205
	550,000	Korea Development Bank 2.50%, 03/11/2020	548,630
	100,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(4)	100,275
		Morgan Stanley
	425,000	2.50%, 01/24/2019	427,779
	320,000	3.13%, 07/27/2026	315,352
	550,000	3.63%, 01/20/2027	560,042
	875,000	3.70%, 10/23/2024	909,048
	575,000	4.10%, 05/22/2023	605,364
	550,000	5.75%, 01/25/2021	606,938
	125,000	National City Corp. 6.88%, 05/15/2019	134,044

The accompanying notes are an integral part of these financial statements.

48

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.9% - (continued)
		Commercial Banks - 4.6% - (continued)
$	1,795,000	NBK SPC Ltd. 2.75%, 05/30/2022(4)	$1,770,714
	625,000	PNC Bank NA 3.10%, 10/25/2027	621,510
	1,095,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022(4)	1,120,388
		Santander UK plc
	640,000	2.50%, 03/14/2019	644,769
	625,000	5.00%, 11/07/2023(4)	675,829
	575,000	Skandinaviska Enskilda Banken AB 2.45%, 05/27/2020(4)	579,170
	615,000	Societe Generale S.A. 3.25%, 01/12/2022(4)	624,909
	200,000	SunTrust Bank 3.30%, 05/15/2026	197,981
	165,000	U.S. Bancorp 3.70%, 01/30/2024	174,087
	540,000	UBS AG 2.20%, 06/08/2020(4)	540,455
		UBS Group Funding Switzerland AG
	785,000	2.95%, 09/24/2020(4)	797,640
	550,000	3.00%, 04/15/2021(4)	558,264
	1,794,000	Wells Fargo & Co. 4.48%, 01/16/2024	1,932,016

			42,985,463

		Commercial Services - 0.3%
		Catholic Health Initiatives
	155,000	2.60%, 08/01/2018	155,948
	597,000	2.95%, 11/01/2022	598,314
	70,000	4.35%, 11/01/2042	65,328
		ERAC USA Finance LLC
	140,000	2.35%, 10/15/2019(4)	140,306
	510,000	4.50%, 08/16/2021(4)	542,978
	375,000	5.63%, 03/15/2042(4)	434,999
	730,000	Total System Services, Inc. 3.80%, 04/01/2021	755,575

			2,693,448

		Diversified Financial Services - 0.5%
		Capital One Bank USA NA
	345,000	2.15%, 11/21/2018	345,751
	700,000	3.38%, 02/15/2023	711,701
	575,000	CDP Financial, Inc. 4.40%, 11/25/2019(4)	603,046
		GE Capital International Funding Co.
	648,000	2.34%, 11/15/2020	651,208
	625,000	4.42%, 11/15/2035	668,245
		General Electric Co.
	115,000	3.10%, 01/09/2023	119,143
	230,000	4.63%, 01/07/2021	247,515
	655,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(4)	655,903
		Synchrony Financial
	130,000	2.60%, 01/15/2019	130,726
	490,000	2.70%, 02/03/2020	494,118
	400,000	3.00%, 08/15/2019	405,726

			5,033,082

		Electric - 2.0%
	335,000	Berkshire Hathaway Energy Co. 4.50%, 02/01/2045	368,556

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.9% - (continued)
		Electric - 2.0% - (continued)
$	1,230,000	Cleveland Electric Illuminating Co. 3.50%, 04/01/2028(4)	$1,233,042
		Dominion Energy, Inc.
	559,000	3.63%, 12/01/2024	578,459
	510,000	4.10%, 04/01/2021(7)	528,856
	320,000	Dominion Energy, Inc. 2.96%, 07/01/2019(7)	324,287
	275,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	358,544
		Duke Energy Corp.
	105,000	2.65%, 09/01/2026	100,765
	550,000	3.05%, 08/15/2022	560,351
	250,000	4.80%, 12/15/2045	282,536
		Electricite de France S.A.
	85,000	4.88%, 01/22/2044(4)	92,873
	525,000	10 year USD Swap + 3.041%, 5.63%, 01/22/2024(4)(5)(8)	555,188
	110,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	110,500
	390,000	Entergy Corp. 2.95%, 09/01/2026	378,453
		Eversource Energy
	360,000	2.90%, 10/01/2024	358,968
	60,000	3.15%, 01/15/2025	60,482
	1,055,000	FirstEnergy Corp. 3.90%, 07/15/2027	1,076,820
	505,000	Fortis, Inc. 3.06%, 10/04/2026	490,322
	325,000	Georgia Power Co. 5.95%, 02/01/2039	407,188
	425,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037(4)	540,154
	555,000	NextEra Energy Capital Holdings, Inc. 3.55%, 05/01/2027	571,630
	70,000	NiSource Finance Corp. 4.80%, 02/15/2044	77,950
	550,000	Oglethorpe Power Corp. 5.25%, 09/01/2050	614,487
		Oncor Electric Delivery Co. LLC
	115,000	2.95%, 04/01/2025	114,598
	340,000	4.10%, 06/01/2022	361,598
		Pacific Gas & Electric Co.
	135,000	3.85%, 11/15/2023	141,551
	330,000	5.13%, 11/15/2043	382,957
	415,000	5.40%, 01/15/2040	493,576
	210,000	5.80%, 03/01/2037	257,363
	5,000	6.25%, 03/01/2039	6,525
		SCANA Corp.
	631,000	4.13%, 02/01/2022	640,586
	1,085,000	4.75%, 05/15/2021	1,128,762
	1,110,000	6.25%, 04/01/2020	1,190,344
		South Carolina Electric & Gas Co.
	50,000	4.35%, 02/01/2042	50,195
	105,000	4.60%, 06/15/2043	108,603
	370,000	6.05%, 01/15/2038	448,148
	750,000	Southern California Edison Co. 5.55%, 01/15/2037	933,825
		Southern Co.
	575,000	2.75%, 06/15/2020	583,508
	605,000	2.95%, 07/01/2023	608,094

The accompanying notes are an integral part of these financial statements.

49

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.9% - (continued)
		Electric - 2.0% - (continued)
		State Grid Overseas Investment Ltd.
$	380,000	2.75%, 05/07/2019(4)	$383,287
	520,000	2.75%, 05/04/2022(4)	521,064
	520,000	3.50%, 05/04/2027(4)	530,740

			18,555,735

		Engineering & Construction - 0.1%
	505,000	Mexico City Airport Trust 5.50%, 07/31/2047(4)	500,202
	355,000	SBA Tower Trust 2.88%, 07/10/2046(4)	352,338

			852,540

		Food - 0.3%
		Kraft Heinz Foods Co.
	840,000	3.00%, 06/01/2026	811,657
	485,000	3.50%, 07/15/2022	501,126
	520,000	4.38%, 06/01/2046	507,774
		Kroger Co.
	125,000	3.30%, 01/15/2021	128,160
	525,000	3.85%, 08/01/2023	545,546
	230,000	4.00%, 02/01/2024	239,576
	25,000	4.45%, 02/01/2047	23,857
	510,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(4)	510,000

			3,267,696

		Forest Products & Paper - 0.1%
		International Paper Co.
	750,000	3.65%, 06/15/2024	782,732
	530,000	4.35%, 08/15/2048	545,088

			1,327,820

		Gas - 0.2%
	125,000	Boston Gas Co. 3.15%, 08/01/2027(4)	124,910
	359,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	378,029
	560,000	KeySpan Gas East Corp. 2.74%, 08/15/2026(4)	546,093
	710,000	Sempra Energy 3.25%, 06/15/2027	705,043

			1,754,075

		Healthcare - Products - 0.1%
		Medtronic, Inc.
	110,000	2.50%, 03/15/2020	111,512
	405,000	3.15%, 03/15/2022	417,592
	245,000	3.50%, 03/15/2025	254,432
	65,000	3.63%, 03/15/2024	68,568
	43,000	4.38%, 03/15/2035	47,499

			899,603

		Healthcare - Services - 0.4%
	495,000	Aetna, Inc. 2.80%, 06/15/2023	491,909
		Anthem, Inc.
	631,000	3.30%, 01/15/2023	647,249
	225,000	4.65%, 08/15/2044	242,268
	40,000	Ascension Health 4.85%, 11/15/2053	45,605
	290,000	Catholic Health Initiatives 4.20%, 08/01/2023	300,343

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.9% - (continued)
		Healthcare - Services - 0.4% - (continued)
		Dignity Health
$	35,000	2.64%, 11/01/2019	$35,231
	80,000	3.81%, 11/01/2024	83,070
	406,000	4.50%, 11/01/2042	386,300
	120,000	Kaiser Foundation Hospitals 3.50%, 04/01/2022	124,600
	120,000	Memorial Sloan-Kettering Cancer Center 4.20%, 07/01/2055	126,375
	750,000	SSM Health Care Corp. 3.82%, 06/01/2027	781,034
		UnitedHealth Group, Inc.
	220,000	3.35%, 07/15/2022	228,772
	340,000	3.75%, 07/15/2025	360,196

			3,852,952

		Household Products - 0.1%
	894,648	Procter & Gamble Co. 9.36%, 01/01/2021	1,004,532

		Insurance - 0.4%
	415,000	Berkshire Hathaway, Inc. 2.75%, 03/15/2023	420,778
		Chubb INA Holdings, Inc.
	120,000	2.30%, 11/03/2020	120,909
	185,000	3.35%, 05/15/2024	191,299
	115,000	Five Corners Funding Trust 4.42%, 11/15/2023(4)	124,046
	515,000	Jackson National Life Global Funding 3.25%, 01/30/2024(4)	521,178
	100,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023(4)	106,344
	165,000	Loews Corp. 2.63%, 05/15/2023	165,104
		MetLife, Inc.
	60,000	1.90%, 12/15/2017	60,037
	485,000	3.60%, 04/10/2024	509,648
	160,000	4.88%, 11/13/2043	183,637
		Prudential Financial, Inc.
	200,000	3.50%, 05/15/2024	208,415
	300,000	4.50%, 11/15/2020	320,119
	100,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(4)	113,592
	645,000	Trinity Acquisition plc 4.40%, 03/15/2026	688,229

			3,733,335

		Internet - 0.2%
	280,000	Alibaba Group Holding Ltd. 3.60%, 11/28/2024	289,798
		Amazon.com, Inc.
	285,000	2.50%, 11/29/2022	286,669
	240,000	2.80%, 08/22/2024(4)	240,325
	195,000	4.25%, 08/22/2057(4)	204,802
	530,000	4.80%, 12/05/2034	611,132
	100,000	4.95%, 12/05/2044	117,258

			1,749,984

		IT Services - 0.1%
		Apple, Inc.
	25,000	2.45%, 08/04/2026	24,164
	300,000	2.85%, 05/06/2021	307,437

The accompanying notes are an integral part of these financial statements.

50

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.9% - (continued)
		IT Services - 0.1% - (continued)
$	225,000	3.00%, 02/09/2024	$229,476
	170,000	3.25%, 02/23/2026	174,102
	270,000	3.45%, 05/06/2024	281,695
	35,000	4.45%, 05/06/2044	39,014

			1,055,888

		Lodging - 0.1%
		Marriott International, Inc.
	670,000	2.30%, 01/15/2022	662,262
	450,000	2.88%, 03/01/2021	454,711

			1,116,973

		Machinery - Construction & Mining - 0.1%
	400,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	413,602
		Caterpillar, Inc.
	170,000	3.40%, 05/15/2024	177,776
	30,000	4.30%, 05/15/2044	33,399

			624,777

		Media - 0.6%
		21st Century Fox America, Inc.
	180,000	4.00%, 10/01/2023	190,704
	220,000	4.50%, 02/15/2021	234,491
	300,000	4.75%, 09/15/2044	319,829
	280,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045	320,607
		Comcast Corp.
	450,000	3.13%, 07/15/2022	467,234
	158,000	4.05%, 11/01/2052(4)	156,782
	450,000	4.40%, 08/15/2035	487,300
	34,000	6.40%, 05/15/2038	45,696
		Cox Communications, Inc.
	35,000	4.60%, 08/15/2047(4)	34,748
	920,000	4.80%, 02/01/2035(4)	923,734
	430,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	498,468
		Sky plc
	200,000	2.63%, 09/16/2019(4)	201,260
	920,000	3.75%, 09/16/2024(4)	947,407
		Time Warner Cable LLC
	80,000	6.55%, 05/01/2037	93,970
	60,000	7.30%, 07/01/2038	75,180
	106,000	8.25%, 04/01/2019	114,777
	5,000	8.75%, 02/14/2019	5,409
	30,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	37,242
	145,000	Viacom, Inc. 3.88%, 12/15/2021	148,735

			5,303,573

		Mining - 0.1%
	725,000	Glencore Finance Canada Ltd. 4.25%, 10/25/2022(4)	766,633

		Miscellaneous Manufacturing - 0.1%
	90,000	Parker-Hannifin Corp. 4.45%, 11/21/2044	97,813
	280,000	Pentair Finance S.a.r.l. 2.90%, 09/15/2018	282,082
	850,000	Siemens Financieringsmaatschappij N.V. 3.13%, 03/16/2024(4)	869,155

			1,249,050

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.9% - (continued)
		Oil & Gas - 1.1%
$	495,000	Anadarko Petroleum Corp. 4.85%, 03/15/2021	$525,643
	450,000	BG Energy Capital plc 4.00%, 10/15/2021(4)	475,874
		BP Capital Markets plc
	130,000	3.25%, 05/06/2022	134,530
	570,000	3.81%, 02/10/2024	603,219
	25,000	3.99%, 09/26/2023	26,715
	575,000	4.75%, 03/10/2019	597,382
		ConocoPhillips Co.
	46,000	2.88%, 11/15/2021	46,768
	260,000	3.35%, 05/15/2025	267,870
	85,000	4.20%, 03/15/2021	90,277
	65,000	4.30%, 11/15/2044	69,707
	40,000	4.95%, 03/15/2026	45,434
	1,052,000	Devon Energy Corp. 3.25%, 05/15/2022	1,067,612
	265,000	Marathon Oil Corp. 2.70%, 06/01/2020	264,733
	360,000	Noble Energy, Inc. 4.15%, 12/15/2021	379,770
		Petroleos Mexicanos
	80,000	5.38%, 03/13/2022(4)	85,032
	1,300,000	5.50%, 01/21/2021	1,381,250
	875,000	6.75%, 09/21/2047	901,863
	755,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	838,124
		Shell International Finance B.V.
	190,000	3.25%, 05/11/2025	195,475
	200,000	4.38%, 03/25/2020	211,180
	890,000	Sinopec Group Overseas Development Ltd. 2.50%, 04/28/2020(4)	891,111
		Statoil ASA
	70,000	2.25%, 11/08/2019	70,464
	30,000	2.45%, 01/17/2023	30,040
	30,000	2.65%, 01/15/2024	29,864
	95,000	2.75%, 11/10/2021	96,774
	355,000	2.90%, 11/08/2020	363,243
	35,000	3.25%, 11/10/2024	35,973
	5,000	3.70%, 03/01/2024	5,278
	325,000	Total Capital International S.A. 2.70%, 01/25/2023	328,322

			10,059,527

		Oil & Gas Services - 0.1%
	250,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(4)	255,508
	330,000	Schlumberger Investment S.A. 3.65%, 12/01/2023	349,232

			604,740

		Pharmaceuticals - 1.0%
		AbbVie, Inc.
	775,000	1.80%, 05/14/2018	775,481
	60,000	3.20%, 11/06/2022	61,467
		Allergan Funding SCS
	300,000	3.00%, 03/12/2020	304,558
	450,000	3.45%, 03/15/2022	462,084
	340,000	4.55%, 03/15/2035	357,554
	125,000	4.85%, 06/15/2044	133,832

The accompanying notes are an integral part of these financial statements.

51

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.9% - (continued)
		Pharmaceuticals - 1.0% - (continued)
$	700,000	Bayer U.S. Finance LLC 3.00%, 10/08/2021(4)	$713,010
		Cardinal Health, Inc.
	195,000	2.40%, 11/15/2019	195,879
	230,000	3.08%, 06/15/2024	228,478
	730,000	3.50%, 11/15/2024	742,090
	200,000	4.50%, 11/15/2044	199,276
	705,000	EMD Finance LLC 2.95%, 03/19/2022(4)	715,761
	315,000	Express Scripts Holding Co. 2.25%, 06/15/2019	315,955
		Forest Laboratories LLC
	121,000	4.88%, 02/15/2021(4)	129,433
	225,000	5.00%, 12/15/2021(4)	244,247
		McKesson Corp.
	25,000	2.85%, 03/15/2023	24,985
	535,000	3.80%, 03/15/2024	558,318
		Merck & Co., Inc.
	430,000	2.75%, 02/10/2025	428,598
	315,000	2.80%, 05/18/2023	322,441
	125,000	4.15%, 05/18/2043	136,044
	510,000	Mylan N.V. 3.00%, 12/15/2018	514,742
	225,000	Teva Pharmaceutical Finance Co. B.V. 3.65%, 11/10/2021	222,799
	1,865,000	Teva Pharmaceutical Finance Netherlands B.V. 2.80%, 07/21/2023	1,715,917

			9,502,949

		Pipelines - 0.6%
		Columbia Pipeline Group, Inc.
	225,000	2.45%, 06/01/2018	225,640
	400,000	4.50%, 06/01/2025	428,701
		Energy Transfer L.P.
	285,000	3.60%, 02/01/2023	290,525
	214,000	7.60%, 02/01/2024	251,479
	340,000	Energy Transfer L.P. / Regency Energy Finance Corp. 4.50%, 11/01/2023	357,603
	250,000	Enterprise Products Operating LLC 3.95%, 02/15/2027	263,253
		Kinder Morgan Energy Partners L.P.
	419,000	4.25%, 09/01/2024	437,161
	275,000	4.30%, 05/01/2024	288,534
	525,000	6.95%, 01/15/2038	644,849
	835,000	Phillips 66 Partners L.P. 3.61%, 02/15/2025	841,114
		Sunoco Logistics Partners Operations L.P.
	155,000	3.45%, 01/15/2023	156,674
	130,000	4.40%, 04/01/2021	136,711
	300,000	5.35%, 05/15/2045	299,854
	285,000	TransCanada PipeLines Ltd. 4.88%, 01/15/2026	322,415
	780,000	Western Gas Partners L.P. 4.00%, 07/01/2022	805,094

			5,749,607

		Real Estate - 0.1%
	650,000	WEA Finance LLC / Westfield UK & Europe Finance plc 2.70%, 09/17/2019(4)	655,236

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.9% - (continued)
		Real Estate Investment Trusts - 0.2%
		American Tower Corp.
$	450,000	3.45%, 09/15/2021	$463,183
	240,000	5.00%, 02/15/2024	264,764
	150,000	AvalonBay Communities, Inc. 3.63%, 10/01/2020	155,704
	425,000	DDR Corp. 4.63%, 07/15/2022	448,740
	670,000	HCP, Inc. 4.00%, 06/01/2025	692,123
	345,000	Scentre Group Trust 2.38%, 11/05/2019(4)	345,883

			2,370,397

		Retail - 0.3%
		AutoZone, Inc.
	200,000	3.13%, 07/15/2023	202,648
	355,000	3.70%, 04/15/2022	368,957
		CVS Health Corp.
	695,000	4.00%, 12/05/2023	734,248
	160,000	4.88%, 07/20/2035	175,755
	375,000	5.13%, 07/20/2045	419,036
	75,000	Home Depot, Inc. 4.40%, 03/15/2045	82,551
	600,000	Lowe’s Cos., Inc. 4.63%, 04/15/2020	630,351
	335,000	O’Reilly Automotive, Inc. 3.80%, 09/01/2022	350,730

			2,964,276

		Savings & Loans - 0.1%
	595,000	Nationwide Building Society 2.35%, 01/21/2020(4)	597,590

		Semiconductors - 0.1%
	450,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.63%, 01/15/2024(4)	464,774
	490,000	QUALCOMM, Inc. 2.90%, 05/20/2024	490,673

			955,447

		Software - 0.2%
		Microsoft Corp.
	475,000	2.40%, 08/08/2026	458,555
	610,000	2.88%, 02/06/2024	619,913
	365,000	3.70%, 08/08/2046	366,462

			1,444,930

		Telecommunications - 0.6%
	775,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	791,838
		AT&T, Inc.
	65,000	3.95%, 01/15/2025	66,734
	460,000	4.45%, 04/01/2024	487,801
	431,000	4.50%, 03/09/2048	391,204
	215,000	4.75%, 05/15/2046	202,804
	3,000	5.35%, 09/01/2040	3,104
	165,000	GTP Acquisition Partners I LLC 2.35%, 06/15/2045(4)	164,455
		Orange S.A.
	650,000	4.13%, 09/14/2021	695,029
	200,000	9.00%, 03/01/2031	303,092

The accompanying notes are an integral part of these financial statements.

52

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.9% - (continued)
		Telecommunications - 0.6% - (continued)
		Verizon Communications, Inc.
$	450,000	2.95%, 03/15/2022	$457,036
	45,000	3.45%, 03/15/2021	46,662
	880,000	4.50%, 09/15/2020	937,799
	916,000	4.52%, 09/15/2048	875,146
	130,000	4.75%, 11/01/2041	130,486
	93,000	4.81%, 03/15/2039	95,537

			5,648,727

		Transportation - 0.2%
		FedEx Corp.
	80,000	2.70%, 04/15/2023	79,851
	280,000	4.90%, 01/15/2034	315,012
	300,000	5.10%, 01/15/2044	340,247
	184,000	Kansas City Southern 4.95%, 08/15/2045	205,944
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	405,000	3.20%, 07/15/2020(4)	414,327
	400,000	3.38%, 02/01/2022(4)	410,144

			1,765,525

		Water - 0.0%
	240,000	American Water Capital Corp. 2.95%, 09/01/2027	238,893

		Total Corporate Bonds (cost $153,236,436)	$157,746,298

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
		Japan - 0.1%
		Japan Bank for International Cooperation
	510,000	2.13%, 06/01/2020	$509,997
	776,000	2.13%, 07/21/2020	776,579

			1,286,576

		Mexico - 0.1%
	372,000	Mexico Government International Bond 3.50%, 01/21/2021	387,996

		Qatar - 0.3%
		Qatar Government International Bond
	2,320,000	2.38%, 06/02/2021(4)	2,268,960
	660,000	5.25%, 01/20/2020(4)	697,950

			2,966,910

		Saudi Arabia - 0.1%
		Saudi Government International Bond
	265,000	2.38%, 10/26/2021(4)	260,505
	660,000	2.88%, 03/04/2023(4)	657,360

			917,865

		South Korea - 0.1%
	680,000	Export-Import Bank of Korea 1.75%, 05/26/2019	673,545

		Total Foreign Government Obligations (cost $6,211,054)	$6,232,892

MUNICIPAL BONDS - 1.3%
		General - 0.4%
		Chicago, IL, Transit Auth
	580,000	6.30%, 12/01/2021	$618,193
	600,000	6.90%, 12/01/2040	796,800

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.3% - (continued)
		General - 0.4% - (continued)
$	140,000	City of Sacramento CA 6.42%, 08/01/2023	$161,112
	385,000	Kansas, Development FA 4.93%, 04/15/2045	430,538
		New Jersey State, Econ DA
	570,000	3.80%, 06/15/2018	575,575
	125,000	3.88%, 06/15/2019	127,222
	1,245,000	New York State Urban Development Corp. 2.10%, 03/15/2022	1,241,178

			3,950,618

		General Obligation - 0.5%
		California State, GO Taxable
	525,000	7.35%, 11/01/2039	777,284
	250,000	7.55%, 04/01/2039	385,395
	130,000	Chicago, IL, Metropolitan Water Reclamation GO 5.72%, 12/01/2038	167,094
		Illinois State, GO
	1,475,000	5.10%, 06/01/2033	1,487,154
	30,000	5.16%, 02/01/2018	30,215
	185,000	5.20%, 03/01/2018	187,018
	845,000	5.67%, 03/01/2018	854,506
	665,000	Los Angeles, CA, USD GO 5.75%, 07/01/2034	852,344

			4,741,010

		Higher Education - 0.1%
	370,000	University of California, Build America Bonds Rev 5.77%, 05/15/2043	481,873

		Medical - 0.1%
		University of California, Regents MedCenter Pooled Rev
	150,000	6.55%, 05/15/2048	207,648
	190,000	6.58%, 05/15/2049	261,075

			468,723

		Power - 0.0%
	100,000	New York, Utility Debt Securitization Auth 3.44%, 12/15/2025	103,277

		Transportation - 0.2%
	350,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	451,952
	255,000	Maryland State Transportation Auth 5.89%, 07/01/2043	335,233
		New York and New Jersey PA, Taxable Rev
	200,000	4.81%, 10/15/2065	235,992
	185,000	5.86%, 12/01/2024	221,800
	115,000	6.04%, 12/01/2029	147,256
	430,000	North Texas Tollway Auth Rev 6.72%, 01/01/2049	641,930

			2,034,163

		Utility - Electric - 0.0%
	365,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	462,119

		Total Municipal Bonds (cost $10,992,356)	$12,241,783

The accompanying notes are an integral part of these financial statements.

53

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 0.1%
		FHLMC - 0.0%
$	37,629	4.00%, 03/01/2041	$39,637

		FNMA - 0.0%
	16,121	4.50%, 04/01/2041	17,365

		GNMA - 0.1%
	812	6.00%, 11/20/2023	902
	1,225	6.00%, 12/20/2023	1,370
	237	6.00%, 01/20/2024	263
	1,227	6.00%, 02/20/2024	1,363
	2,488	6.00%, 06/20/2024	2,764
	247	6.00%, 02/20/2026	274
	759	6.00%, 02/20/2027	843
	232	6.00%, 01/20/2028	258
	6,023	6.00%, 02/20/2028	6,693
	8,996	6.00%, 04/20/2028	10,060
	3,310	6.00%, 06/15/2028	3,748
	25,018	6.00%, 07/20/2028	28,297
	23,620	6.00%, 08/20/2028	26,796
	5,694	6.00%, 10/15/2028	6,402
	33,395	6.00%, 11/15/2028	37,838
	25,001	6.00%, 03/20/2029	28,381
	23,986	6.00%, 09/20/2029	27,125
	73,672	6.00%, 04/20/2030	81,836
	16,379	6.00%, 06/20/2030	18,192
	2,838	6.00%, 08/15/2034	3,219
	42	6.50%, 04/15/2026	47
	33,295	6.50%, 03/15/2028	36,856
	4,569	6.50%, 05/15/2028	5,058
	20,295	6.50%, 07/15/2028	22,466
	15,815	6.50%, 10/15/2028	17,530
	974	6.50%, 12/15/2028	1,079
	15,044	6.50%, 01/15/2029	16,654
	11,851	6.50%, 02/15/2029	13,119
	91,529	6.50%, 03/15/2029	101,322
	14,724	6.50%, 04/15/2029	16,331
	11,520	6.50%, 05/15/2029	12,802
	9,856	6.50%, 06/15/2029	10,910
	17,301	6.50%, 02/15/2035	19,859
	40,173	7.00%, 11/15/2031	45,386
	25,284	7.00%, 03/15/2032	28,664
	193,944	7.00%, 11/15/2032	229,849
	5,469	7.00%, 01/15/2033	6,386
	19,159	7.00%, 05/15/2033	22,308
	36,384	7.00%, 07/15/2033	41,957
	54,050	7.00%, 11/15/2033	62,978
	2,198	8.00%, 12/15/2029	2,244
	3,343	8.00%, 04/15/2030	3,611
	7,445	8.00%, 05/15/2030	7,567
	640	8.00%, 07/15/2030	691
	9,513	8.00%, 08/15/2030	9,849
	13,808	8.00%, 11/15/2030	14,721
	77,881	8.00%, 02/15/2031	83,785

			1,120,653

		Total U.S. Government Agencies (cost $1,046,370)	$1,177,655

U.S. GOVERNMENT SECURITIES - 9.7%
		Other Direct Federal Obligations - 0.5%
	5,000,000	Financing Corp. 9.80%, 04/06/2018	$5,184,010

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 9.7% - (continued)
		U.S. Treasury Securities - 9.2%
		U.S. Treasury Bonds - 3.1%
$	5,720,000	2.50%, 02/15/2045	$5,320,941
	590,000	2.50%, 02/15/2046	547,110
	745,000	2.50%, 05/15/2046	690,144
	865,000	2.75%, 11/15/2042	851,620
	1,500,000	2.75%, 08/15/2047	1,462,383
	4,275,000	2.88%, 05/15/2043	4,297,878
	625,000	2.88%, 08/15/2045	625,952
	5,600,000	2.88%, 11/15/2046	5,600,000
	500,000	3.00%, 11/15/2044	513,633
	425,000	3.00%, 02/15/2047	435,642
	1,965,000	3.00%, 05/15/2047	2,014,355
	2,167,500	3.13%, 02/15/2043	2,280,362
	2,685,000	3.13%, 08/15/2044(9)	2,824,179
	1,430,000	3.38%, 05/15/2044	1,571,603

			29,035,802

		U.S. Treasury Notes - 6.1%
	8,846,804	0.38%, 01/15/2027(10)	8,727,413
	2,500,000	1.00%, 12/15/2017	2,499,477
	405,000	1.25%, 11/30/2018	403,845
	1,780,000	1.25%, 03/31/2021	1,747,042
	3,125,000	1.38%, 09/30/2018	3,121,582
	6,335,000	1.38%, 08/31/2020	6,275,362
	2,220,000	1.38%, 01/31/2021	2,190,949
	1,790,000	1.50%, 04/15/2020	1,782,379
	6,285,000	1.50%, 03/31/2023	6,099,642
	7,755,000	1.63%, 07/31/2019	7,760,453
	7,925,000	1.75%, 09/30/2019	7,947,908
	2,950,000	1.88%, 03/31/2022	2,939,168
	4,540,000	2.25%, 08/15/2027	4,489,989
	835,000	2.38%, 05/15/2027	835,391

			56,820,600

			85,856,402

		Total U.S. Government Securities (cost $90,273,850)	$91,040,412

		Total Long-Term Investments (cost $742,861,357)	$907,472,638

SHORT-TERM INVESTMENTS - 2.7%
		Other Investment Pools & Funds - 2.1%
	19,747,887	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(12)	$19,747,887

		U.S. Treasury Bills - 0.6%
	5,950,000	U.S. Treasury Bills 1.09%, 02/15/2018(11)	5,930,334

		Total Short-Term Investments (cost $25,678,747)	$25,678,221

Total Investments (cost $768,540,104)	99.7%	$933,150,859
Other Assets and Liabilities	0.3%	2,441,278

Total Net Assets	100.0%	$935,592,137

The accompanying notes are an integral part of these financial statements.

54

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $588,615, which represents 0.1% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $588,615, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $67,145,281, which represented 7.2% of total net assets.

(5)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(6)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(10)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(11)	The rate shown represents current yield to maturity.

(12)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury Ultra Bond Future	9	12/19/2017	$1,483,031	$(26,462)

Short position contracts:
U.S. Treasury 10-Year Note Future	38	12/19/2017	4,747,625	$34,378

Total futures contracts				$7,916

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

55

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar
EUR	Euro

Other Abbreviations:
ADR	American Depositary Receipt
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

56

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$66,012,150	$66,012,150	$—	$—
Capital Goods	46,130,140	46,130,140	—	—
Commercial & Professional Services	9,799,541	9,799,541	—	—
Consumer Durables & Apparel	12,673,974	12,673,974	—	—
Consumer Services	14,256,513	14,256,513	—	—
Diversified Financials	14,453,449	14,453,449	—	—
Energy	37,553,207	37,553,207	—	—
Food, Beverage & Tobacco	29,011,930	20,538,222	8,473,708	—
Health Care Equipment & Services	27,858,824	27,858,824	—	—
Household & Personal Products	6,035,375	6,035,375	—	—
Insurance	26,500,049	26,500,049	—	—
Materials	20,408,023	20,408,023	—	—
Media	14,074,228	14,074,228	—	—
Pharmaceuticals, Biotechnology & Life Sciences	62,437,065	48,228,893	14,208,172	—
Real Estate	8,001,979	8,001,979	—	—
Retailing	23,062,661	22,474,046	—	588,615
Semiconductors & Semiconductor Equipment	39,544,743	39,544,743	—	—
Software & Services	83,141,956	83,141,956	—	—
Technology Hardware & Equipment	40,618,227	40,618,227	—	—
Transportation	9,741,413	9,741,413	—	—
Utilities	14,775,070	14,775,070	—	—
Asset & Commercial Mortgage Backed Securities	32,943,081	—	32,943,081	—
Corporate Bonds	157,746,298	—	157,746,298	—
Foreign Government Obligations	6,232,892	—	6,232,892	—
Municipal Bonds	12,241,783	—	12,241,783	—
U.S. Government Agencies	1,177,655	—	1,177,655	—
U.S. Government Securities	91,040,412	—	91,040,412	—
Short-Term Investments	25,678,221	19,747,887	5,930,334	—
Futures Contracts(2)	34,378	34,378	—	—

Total	$933,185,237	$602,602,287	$329,994,335	$588,615

Liabilities
Futures Contracts(2)	$(26,462)	$(26,462)	$—	$—

Total	$(26,462)	$(26,462)	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2, and investments valued at $540,000 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

57

The Hartford Balanced Income Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 45.9%
	Banks - 5.8%
442,417	Bank of Nova Scotia	$28,544,745
1,573,432	BB&T Corp.	77,475,792
2,710,332	JP Morgan Chase & Co.	272,686,503
143,833	MGIC Investment Corp.*	2,056,812
232,563	National Bank of Canada	11,286,543
448,612	PNC Financial Services Group, Inc.	61,365,635
1,145,538	US Bancorp	62,294,356
3,169,590	Wells Fargo & Co.	177,940,783

		693,651,169

	Capital Goods - 2.7%
248,033	3M Co.	57,094,716
608,012	Caterpillar, Inc.	82,568,030
1,311,600	Eaton Corp. plc	104,954,232
2,156,064	General Electric Co.	43,466,250
129,673	Lockheed Martin Corp.	39,960,032

		328,043,260

	Consumer Durables & Apparel - 0.7%
1,167,487	VF Corp.	81,315,470

	Consumer Services - 0.2%
173,151	McDonald’s Corp.	28,900,633

	Diversified Financials - 1.3%
156,112	BlackRock, Inc.	73,502,213
1,538,577	Invesco Ltd.	55,065,671
681,345	Thomson Reuters Corp.	31,914,200

		160,482,084

	Energy - 6.8%
2,021,117	Canadian Natural Resources Ltd.	70,536,983
1,198,536	Chevron Corp.	138,898,337
1,054,087	Exxon Mobil Corp.	87,858,152
3,297,002	Kinder Morgan, Inc.	59,708,706
1,072,197	Marathon Petroleum Corp.	64,053,049
1,148,379	Occidental Petroleum Corp.	74,150,832
796,489	Phillips 66	72,544,218
663,600	Schlumberger Ltd.	42,470,400
3,559,695	Suncor Energy, Inc.	120,887,242
1,709,029	TransCanada Corp.	81,139,467
93,317	Vistra Energy Corp.	93,317

		812,340,703

	Food, Beverage & Tobacco - 3.8%
1,296,452	British American Tobacco plc	83,763,537
854,433	Coca-Cola Co.	39,286,829
330,825	Diageo plc ADR	45,326,333
791,799	Kraft Heinz Co.	61,229,817
433,953	PepsiCo, Inc.	47,834,639
1,712,457	Philip Morris International, Inc.	179,191,501

		456,632,656

	Health Care Equipment & Services - 0.5%
739,987	Medtronic plc	59,583,753

	Household & Personal Products - 1.2%
246,901	Procter & Gamble Co.	21,317,432
2,039,824	Unilever N.V.	118,228,199

		139,545,631

	Insurance - 2.0%
2,316,743	MetLife, Inc.	124,131,090
1,187,128	Principal Financial Group, Inc.	78,172,379
261,534	Travelers Cos., Inc.	34,640,178

		236,943,647

Shares or Principal Amount		Market Value†
COMMON STOCKS - 45.9% - (continued)
	Materials - 2.5%
518,823	Agrium, Inc.	$56,510,201
1,889,773	DowDuPont, Inc.	136,649,486
1,130,934	International Paper Co.	64,768,590
389,953	LyondellBasell Industries N.V. Class A	40,371,834

		298,300,111

	Pharmaceuticals, Biotechnology & Life Sciences - 6.1%
1,062,617	Bristol-Myers Squibb Co.	65,520,964
1,053,151	Eli Lilly & Co.	86,295,193
1,312,924	Johnson & Johnson	183,034,735
1,818,386	Merck & Co., Inc.	100,174,885
904,453	Novartis AG	74,598,588
4,605,069	Pfizer, Inc.	161,453,719
254,199	Roche Holding AG	58,753,263

		729,831,347

	Retailing - 0.8%
348,506	Home Depot, Inc.	57,775,325
849,497	L Brands, Inc.	36,562,351

		94,337,676

	Semiconductors & Semiconductor Equipment - 3.1%
1,214,044	Analog Devices, Inc.	110,842,217
3,389,976	Intel Corp.	154,210,008
1,026,733	Maxim Integrated Products, Inc.	53,944,552
923,397	QUALCOMM, Inc.	47,102,481

		366,099,258

	Software & Services - 0.9%
1,352,328	Microsoft Corp.	112,486,643

	Technology Hardware & Equipment - 1.5%
5,354,128	Cisco Systems, Inc.	182,843,471

	Telecommunication Services - 1.4%
1,506,247	BCE, Inc.	69,550,526
2,175,483	Verizon Communications, Inc.	104,140,371

		173,690,897

	Transportation - 1.1%
913,251	Union Pacific Corp.	105,745,334
185,055	United Parcel Service, Inc. Class B	21,749,514

		127,494,848

	Utilities - 3.5%
1,421,392	Dominion Energy, Inc.	115,331,747
609,938	Duke Energy Corp.	53,863,625
1,105,711	Eversource Energy	69,261,737
444,889	NextEra Energy, Inc.	68,988,937
464,826	Sempra Energy	54,617,055
3,799,308	TCEH Corp.*(1)(2)(3)	4
1,050,842	Xcel Energy, Inc.	52,037,696

		414,100,801

	Total Common Stocks (cost $4,589,103,105)	$5,496,624,058

PREFERRED STOCKS - 0.0%
	Diversified Financials - 0.0%
29,500	GMAC Capital Trust Series 2 3 mo. USD LIBOR + 5.785%, 7.10%(4)	$774,670

	Total Preferred Stocks (cost $773,012)	$774,670

The accompanying notes are an integral part of these financial statements.

58

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7%
		Asset-Backed - Home Equity - 0.1%
		GSAA Home Equity Trust
$	1,692,996	1 mo. USD LIBOR + 0.080%, 1.32%, 02/25/2037(4)	$983,467
	1,072,015	1 mo. USD LIBOR + 0.090%, 1.33%, 12/25/2036(4)	548,545
	2,101,571	1 mo. USD LIBOR + 0.180%, 1.42%, 11/25/2036(4)	1,099,815
		Morgan Stanley Asset Backed Securities Capital I, Inc. Trust
	3,420,000	1 mo. USD LIBOR + 1.250%, 2.49%, 07/25/2037(4)	2,762,042
	1,250,654	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(5)	759,675
		Soundview Home Loan Trust
	1,995,000	1 mo. USD LIBOR + 0.250%, 1.49%, 11/25/2036(4)	1,744,596

			7,898,140

		Commercial Mortgage - Backed Securities - 0.3%
		BBCMS Mortgage Trust
	14,999,000	1 mo. USD LIBOR + 0.850%, 2.09%, 08/15/2036(4)(6)	15,015,539
		Commercial Mortgage Pass-Through Certificates
	270,000	4.75%, 10/15/2045(6)(7)	174,236
	1,130,000	4.76%, 10/15/2045(6)(7)	985,700
		Commercial Mortgage Trust
	815,000	4.25%, 07/10/2045(6)(7)	701,530
	380,000	4.33%, 12/10/2045(6)(7)	342,460
	2,070,000	4.58%, 10/15/2045(6)(7)	1,401,460
		GS Mortgage Securities Corp. Trust
	7,730,000	1 mo. LIBOR + 0.700%, 1.94%, 07/15/2032(4)(6)	7,738,107
		GS Mortgage Securities Trust
	855,000	4.75%, 11/10/2045(6)(7)	819,765
	1,000,000	4.86%, 04/10/2047(6)(7)	711,202
		JP Morgan Chase Commercial Mortgage Securities Trust
	500,000	2.73%, 10/15/2045(6)(7)	217,655
	850,000	5.41%, 08/15/2046(6)(7)	858,327
		Morgan Stanley Bank of America Merrill Lynch Trust
	960,000	4.50%, 08/15/2045(6)	686,318
	1,085,599	WF-RBS Commercial Mortgage Trust 3.02%, 11/15/2047(6)	467,889

			30,120,188

		Whole Loan Collateral CMO - 0.3%
		Alternative Loan Trust
	2,734,132	1 mo. USD LIBOR + 0.270%, 1.51%, 01/25/2036(4)	2,591,726
	173,526	1 mo. USD LIBOR + 0.320%, 1.56%, 11/25/2035(4)	148,881
	1,690,264	1 mo. USD LIBOR + 0.450%, 1.69%, 04/25/2035(4)	1,514,555
	5,022,754	12 mo. MTA + 1.350%, 2.29%, 08/25/2035(4)	4,436,485
	773,689	5.75%, 05/25/2036	617,230
	174,500	6.00%, 05/25/2036	145,016
	843,579	6.00%, 12/25/2036	591,648
	744,452	Banc of America Funding Trust 5.77%, 05/25/2037(7)	746,223

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7% - (continued)
		Whole Loan Collateral CMO - 0.3% - (continued)
		Bear Stearns Adjustable Rate Mortgage Trust
$	664,658	1 year CMT + 2.300%, 3.52%, 10/25/2035(4)	$669,678
	306,746	3.60%, 06/25/2047(7)	298,357
		Bear Stearns Alt-A Trust
	1,422,939	1 mo. USD LIBOR + 0.320%, 1.56%, 08/25/2036(4)	1,374,309
	1,122,934	1 mo. USD LIBOR + 0.480%, 1.72%, 02/25/2036(4)	1,019,860
		Bear Stearns Mortgage Funding Trust
	1,560,054	1 mo. USD LIBOR + 0.180%, 1.42%, 10/25/2036(4)	1,525,218
	558,068	Chase Mortgage Finance Trust 5.50%, 11/25/2035	532,687
		CHL Mortgage Pass-Through Trust
	1,483,846	1 mo. USD LIBOR + 0.680%, 1.92%, 03/25/2035(4)	1,369,618
	2,685,617	3.20%, 11/20/2035(7)	2,437,480
	585,234	3.27%, 03/20/2036(7)	536,043
	449,640	3.50%, 09/25/2047(7)	420,026
		Credit Suisse First Boston Mortgage Securities Corp.
	357,202	5.50%, 06/25/2035	351,005
		Fannie Mae Connecticut Avenue Securities
	1,222,397	1 mo. USD LIBOR + 4.900%, 6.14%, 11/25/2024(4)	1,388,255
		GreenPoint Mortgage Funding Trust
	2,001,129	12 mo. MTA + 1.400%, 2.34%, 10/25/2045(4)	1,704,235
	1,500,672	GSR Mortgage Loan Trust 3.42%, 01/25/2036(7)	1,499,758
		HarborView Mortgage Loan Trust
	3,700,783	1 mo. USD LIBOR + 1.000%, 2.24%, 10/25/2037(4)	2,973,564
	2,868,420	IndyMac IMSC Mortgage Loan Trust 1 mo. USD LIBOR + 0.150%, 1.39%, 03/25/2047(4)	2,300,264
		JP Morgan Mortgage Trust
	2,554,543	3.34%, 05/25/2036(7)	2,524,736
	204,880	3.58%, 04/25/2037(7)	199,922
	673,592	Residential Funding Mortgage Securities, Inc. 6.00%, 07/25/2037	636,555
		Structured Asset Mortgage Investments Trust
	1,989,786	1 mo. USD LIBOR + 0.230%, 1.47%, 02/25/2036(4)	1,798,237
	693,773	Structured Asset Securities Corp. 5.75%, 06/25/2035	655,718
		Wells Fargo Mortgage Backed Securities Trust
	521,575	3.52%, 09/25/2036(7)	516,027
	3,897,882	3.57%, 04/25/2036(7)	3,936,385

			41,459,701

		Whole Loan Collateral PAC - 0.0%
	450,107	Alternative Loan Trust 1 mo. USD LIBOR + 0.500%, 1.74%, 12/25/2035(4)	324,982

		Total Asset & Commercial Mortgage Backed Securities (cost $77,785,433)	$79,803,011

The accompanying notes are an integral part of these financial statements.

59

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4%
		Aerospace/Defense - 0.5%
$	4,085,000	BAE Systems Holdings, Inc. 3.80%, 10/07/2024(6)	$4,280,223
	4,220,000	BAE Systems plc 4.75%, 10/11/2021(6)	4,539,170
		DAE Funding LLC
	670,000	4.50%, 08/01/2022(6)	679,213
	1,365,000	5.00%, 08/01/2024(6)	1,394,006
	1,065,000	Embraer S.A. 5.15%, 06/15/2022	1,143,597
		Lockheed Martin Corp.
	16,120,000	3.55%, 01/15/2026	16,744,126
	5,800,000	3.60%, 03/01/2035	5,767,208
	1,025,000	3.80%, 03/01/2045	1,017,503
	3,613,000	4.09%, 09/15/2052	3,671,036
	1,025,000	4.50%, 05/15/2036	1,133,087
	2,435,000	Raytheon Co. 4.70%, 12/15/2041	2,813,715
		United Technologies Corp.
	13,900,000	2.80%, 05/04/2024	13,884,509
	3,465,000	4.05%, 05/04/2047	3,560,025
	1,925,000	4.50%, 06/01/2042	2,096,337
	950,000	6.13%, 07/15/2038	1,239,762

			63,963,517

		Agriculture - 1.0%
		Altria Group, Inc.
	445,000	3.88%, 09/16/2046	435,326
	6,000,000	4.00%, 01/31/2024	6,412,955
	1,560,000	4.25%, 08/09/2042	1,617,448
	1,640,000	5.38%, 01/31/2044	1,967,056
		BAT Capital Corp.
	8,900,000	2.30%, 08/14/2020(6)	8,903,207
	8,900,000	3.22%, 08/15/2024(6)	8,958,863
	13,225,000	4.39%, 08/15/2037(6)	13,585,241
		Imperial Brands Finance plc
	5,525,000	2.05%, 02/11/2018(6)	5,527,155
	2,350,000	2.95%, 07/21/2020(6)	2,382,523
	9,400,000	3.50%, 02/11/2023(6)	9,631,451
	6,090,000	3.75%, 07/21/2022(6)	6,327,698
		Philip Morris International, Inc.
	18,820,000	3.13%, 08/17/2027	18,812,866
	12,410,000	3.13%, 03/02/2028	12,322,509
	1,230,000	4.13%, 03/04/2043	1,264,895
	4,575,000	4.25%, 11/10/2044	4,791,631
	4,680,000	4.50%, 03/20/2042	5,097,990
		Reynolds American, Inc.
	8,500,000	5.85%, 08/15/2045	10,447,278
	1,535,000	6.15%, 09/15/2043	1,949,141

			120,435,233

		Airlines - 0.1%
	3,315	Continental Airlines, Inc. 6.90%, 10/19/2023	3,510
	11,340,000	Delta Air Lines, Inc. 3.63%, 03/15/2022	11,653,138

			11,656,648

		Apparel - 0.1%
		NIKE, Inc.
	5,000,000	3.38%, 11/01/2046	4,692,405
	1,940,000	3.63%, 05/01/2043	1,900,581

			6,592,986

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Auto Manufacturers - 0.6%
		Ford Motor Co.
$	5,110,000	4.75%, 01/15/2043	$5,050,417
	8,730,000	5.29%, 12/08/2046	9,248,549
	2,830,000	Ford Motor Credit Co. LLC 3.81%, 01/09/2024	2,903,049
		General Motors Co.
	5,015,000	5.15%, 04/01/2038	5,215,724
	6,640,000	5.20%, 04/01/2045	6,793,413
	4,850,000	6.25%, 10/02/2043	5,598,188
	2,430,000	6.75%, 04/01/2046	2,973,802
		General Motors Financial Co., Inc.
	8,550,000	3.20%, 07/06/2021	8,724,228
	8,245,000	3.70%, 05/09/2023	8,450,213
	5,620,000	4.00%, 10/06/2026	5,667,122
	8,790,000	4.35%, 01/17/2027	9,041,777
	7,515,000	Nissan Motor Acceptance Corp. 2.15%, 09/28/2020(6)	7,490,859

			77,157,341

		Auto Parts & Equipment - 0.1%
	9,615,000	Lear Corp. 3.80%, 09/15/2027	9,647,323

		Beverages - 1.6%
		Anheuser-Busch InBev Finance, Inc.
	29,255,000	3.30%, 02/01/2023	30,113,538
	24,655,000	3.65%, 02/01/2026	25,440,987
	9,105,000	4.70%, 02/01/2036	9,968,693
	17,095,000	4.90%, 02/01/2046	19,225,206
	4,960,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	4,770,898
	237,000	Central American Bottling Corp. 5.75%, 01/31/2027(6)	250,234
		Constellation Brands, Inc.
	50,850,000	2.00%, 11/07/2019	50,778,810
	2,165,000	2.70%, 05/09/2022	2,170,845
	15,480,000	Heineken N.V. 3.50%, 01/29/2028(6)	15,835,606
	605,000	Molson Coors Brewing Co. 5.00%, 05/01/2042	669,206
		PepsiCo, Inc.
	30,875,000	2.00%, 04/15/2021	30,791,607
	1,060,000	3.45%, 10/06/2046	1,007,360

			191,022,990

		Biotechnology - 0.2%
		Amgen, Inc.
	5,035,000	3.63%, 05/22/2024	5,253,414
	2,000,000	4.56%, 06/15/2048	2,136,256
		Celgene Corp.
	7,800,000	4.35%, 11/15/2047(8)	7,779,174
	3,365,000	4.63%, 05/15/2044	3,477,656
		Gilead Sciences, Inc.
	5,055,000	4.15%, 03/01/2047	5,208,937
	1,375,000	4.60%, 09/01/2035	1,530,179
	645,000	Sterigenics-Nordion Topco LLC (cash) 8.13%, 11/01/2021(6)(9)	657,094

			26,042,710

		Chemicals - 0.5%
	5,250,000	Air Liquide Finance S.A. 1.75%, 09/27/2021(6)	5,126,215

The accompanying notes are an integral part of these financial statements.

60

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Chemicals - 0.5% - (continued)
		Chemours Co.
$	3,345,000	6.63%, 05/15/2023	$3,545,700
	440,000	7.00%, 05/15/2025	490,600
		Methanex Corp.
	3,855,000	3.25%, 12/15/2019	3,893,869
	14,885,000	4.25%, 12/01/2024	15,075,708
	2,625,000	5.65%, 12/01/2044	2,685,747
	2,900,000	Monsanto Co. 4.20%, 07/15/2034	3,014,346
		OCP S.A.
	4,115,000	4.50%, 10/22/2025(10)	4,111,576
	1,395,000	5.63%, 04/25/2024(10)	1,497,870
	514,000	6.88%, 04/25/2044(10)	579,484
	3,790,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(6)	3,927,388
		Sherwin-Williams Co.
	6,500,000	2.75%, 06/01/2022	6,540,052
	3,790,000	3.13%, 06/01/2024	3,835,521
	950,000	4.55%, 08/01/2045	1,003,088

			55,327,164

		Coal - 0.1%
	1,445,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	1,557,854
	4,380,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(6)	3,898,200
	2,905,000	Warrior Met Coal, Inc. 8.00%, 11/01/2024(6)	2,976,318

			8,432,372

		Commercial Banks - 10.9%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	400,000	5 year EUR Swap + 6.604%, 6.75%, 02/18/2020(4)(10)(11)	503,773
	1,600,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(4)(10)(11)	2,236,511
		Banco de Sabadell S.A.
	2,600,000	5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(4)(10)(11)	3,174,527
$	845,000	Banco do Brasil S.A. 4.63%, 01/15/2025(6)	843,310
	7,000,000	Banco Santander S.A. 3.80%, 02/23/2028	6,995,931
		Bank of America Corp.
	4,345,000	3 mo. USD LIBOR + 0.630%, 2.33%, 10/01/2021(4)	4,330,025
	9,905,000	3 mo. USD LIBOR + 1.000%, 2.37%, 04/24/2023(4)	10,042,163
	23,260,000	2.50%, 10/21/2022	22,991,011
	5,810,000	2.63%, 04/19/2021	5,838,917
	13,165,000	3 mo. USD LIBOR + 0.930%, 2.82%, 07/21/2023(4)	13,151,342
	15,270,000	3 mo. USD LIBOR + 1.090%, 3.09%, 10/01/2025(4)	15,190,554
	7,500,000	3 mo. USD LIBOR + 1.160%, 3.12%, 01/20/2023(4)	7,614,816
	9,280,000	3 mo. USD LIBOR + 1.512%, 3.71%, 04/24/2028(4)	9,487,857
	5,450,000	3 mo. USD LIBOR + 1.575%, 3.82%, 01/20/2028(4)	5,611,548

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Commercial Banks - 10.9% - (continued)
$	1,505,000	3.88%, 08/01/2025	$1,578,173
	12,380,000	4.00%, 01/22/2025	12,821,765
	4,260,000	4.10%, 07/24/2023	4,527,143
	2,410,000	4.18%, 11/25/2027	2,513,030
	2,450,000	4.20%, 08/26/2024	2,587,228
	7,000,000	4.24%, 04/24/2038(7)	7,421,189
	4,000,000	3 mo. USD LIBOR + 1.990%, 4.44%, 01/20/2048(4)	4,335,117
	1,760,000	5.00%, 01/21/2044	2,045,625
	3,675,000	5.63%, 07/01/2020	3,987,953
	9,525,000	7.75%, 05/14/2038	14,052,606
		Bank of New York Mellon Corp.
	15,645,000	2.20%, 08/16/2023	15,246,892
	8,855,000	3 mo. USD LIBOR + 1.050%, 2.43%, 10/30/2023(4)	9,090,104
	12,525,000	3 mo. USD LIBOR + 0.634%, 2.66%, 05/16/2023(4)	12,542,814
		Barclays plc
	5,000,000	2.75%, 11/08/2019	5,047,650
	535,000	3.65%, 03/16/2025	537,012
	8,000,000	3.68%, 01/10/2023	8,159,939
	4,855,000	4.84%, 05/09/2028	5,064,572
	2,025,000	5 year USD Swap + 6.772%, 7.88%, 03/15/2022(4)(10)(11)	2,258,126
EUR	375,000	5 year EUR Swap + 6.750%, 8.00%, 12/15/2020(4)(11)	506,164
$	1,090,000	5 year USD Swap + 6.705%, 8.25%, 12/15/2018(4)(11)	1,158,583
	1,325,000	BBVA Bancomer S.A. 6.75%, 09/30/2022(10)	1,504,538
		BNP Paribas S.A.
	8,145,000	2.95%, 05/23/2022(6)	8,232,012
	10,260,000	3.80%, 01/10/2024(6)	10,662,689
	1,555,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(4)(6)(11)	1,743,544
	3,755,000	BPCE S.A. 3.00%, 05/22/2022(6)	3,772,705
		Capital One Financial Corp.
	5,385,000	3.05%, 03/09/2022	5,461,646
	20,235,000	3.75%, 07/28/2026	20,122,163
	10,305,000	Capital One NA 2.35%, 01/31/2020	10,316,776
		Citigroup, Inc.
	7,565,000	2.05%, 06/07/2019	7,562,558
	9,875,000	2.40%, 02/18/2020	9,926,005
	14,050,000	3 mo. USD LIBOR + 1.100%, 2.41%, 05/17/2024(4)	14,183,475
	18,765,000	2.45%, 01/10/2020	18,871,169
	6,275,000	2.50%, 09/26/2018	6,309,489
	10,150,000	2.65%, 10/26/2020	10,236,696
	5,130,000	2.70%, 03/30/2021	5,174,919
	5,290,000	2.90%, 12/08/2021	5,346,632
	8,945,000	3.20%, 10/21/2026	8,836,276
	8,815,000	3.52%, 10/27/2028(7)	8,790,508
	10,375,000	3 mo. USD LIBOR + 1.390%, 3.67%, 07/24/2028(4)	10,486,817
	7,245,000	3 mo. USD LIBOR + 1.563%, 3.89%, 01/10/2028(4)	7,467,480
	5,780,000	4.13%, 07/25/2028	5,954,429
	7,450,000	4.30%, 11/20/2026	7,798,787
	8,145,000	4.45%, 09/29/2027	8,595,121

The accompanying notes are an integral part of these financial statements.

61

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Commercial Banks - 10.9% - (continued)
$	3,090,000	4.60%, 03/09/2026	$3,293,478
	4,894,000	4.65%, 07/30/2045	5,437,448
	4,795,000	5.50%, 09/13/2025	5,411,938
	6,375,000	Cooperatieve Rabobank UA 3.75%, 07/21/2026	6,489,770
		Credit Agricole S.A.
	890,000	5 year USD Swap + 4.898%, 7.88%, 01/23/2024(4)(6)(11)	1,013,488
	1,030,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(4)(6)(11)	1,239,784
	3,685,000	Credit Suisse AG 5.40%, 01/14/2020	3,929,363
		Credit Suisse Group AG
	13,550,000	3 mo. USD LIBOR + 1.200%, 3.00%, 12/14/2023(4)(6)	13,515,681
	14,435,000	4.28%, 01/09/2028(6)	15,048,541
	2,775,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(4)(10)(11)	3,035,156
		Credit Suisse Group Funding Guernsey Ltd.
	6,120,000	3.13%, 12/10/2020	6,236,610
	10,410,000	3.80%, 09/15/2022	10,818,071
	16,180,000	Deutsche Bank AG 2.70%, 07/13/2020	16,237,074
	6,520,000	Discover Bank 4.20%, 08/08/2023	6,928,152
	2,780,000	Fifth Third Bancorp 4.30%, 01/16/2024	2,954,375
		Goldman Sachs Group, Inc.
	8,175,000	2.30%, 12/13/2019	8,196,185
	18,720,000	2.35%, 11/15/2021	18,541,455
	3,940,000	2.60%, 04/23/2020	3,968,577
	14,755,000	2.60%, 12/27/2020	14,836,827
	6,190,000	2.75%, 09/15/2020	6,256,624
	9,635,000	2.88%, 10/31/2022(7)	9,641,069
	2,620,000	3 mo. USD LIBOR + 0.990%, 2.91%, 07/24/2023(4)	2,608,575
	6,425,000	3 mo. USD LIBOR + 1.600%, 2.92%, 11/29/2023(4)	6,692,285
	18,660,000	3 mo. USD LIBOR + 1.201%, 3.27%, 09/29/2025(4)	18,595,098
	6,345,000	3.50%, 01/23/2025	6,443,815
	9,820,000	3.50%, 11/16/2026	9,833,794
	8,605,000	3 mo. USD LIBOR + 1.510%, 3.69%, 06/05/2028(4)	8,670,883
	6,800,000	3.85%, 01/26/2027	6,957,623
	3,315,000	4.00%, 03/03/2024	3,496,982
	8,145,000	4.02%, 10/31/2038(7)	8,208,350
	5,525,000	4.75%, 10/21/2045	6,162,878
	2,625,000	4.80%, 07/08/2044	2,931,256
	1,835,000	5.15%, 05/22/2045	2,089,810
	4,200,000	5.38%, 03/15/2020	4,496,416
	7,545,000	6.75%, 10/01/2037	9,960,973
		HSBC Holdings plc
	5,300,000	2.65%, 01/05/2022	5,308,295
	6,035,000	3 mo. USD LIBOR + 1.055%, 3.26%, 03/13/2023(4)	6,167,789
	15,055,000	3.60%, 05/25/2023	15,672,009
	7,655,000	4.25%, 03/14/2024	8,045,187
	6,360,000	4.25%, 08/18/2025	6,634,934
	4,755,000	4.30%, 03/08/2026	5,100,463
	5,770,000	4.38%, 11/23/2026	6,067,882

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Commercial Banks - 10.9% - (continued)
$	3,665,000	5.10%, 04/05/2021	$3,983,841
	1,000,000	6.50%, 09/15/2037	1,315,497
	4,440,000	6.80%, 06/01/2038	6,022,298
		Intesa Sanpaolo S.p.A.
	13,270,000	3.13%, 07/14/2022(6)	13,305,156
	780,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(4)(6)(11)	852,150
		JP Morgan Chase & Co.
	8,000,000	3 mo. USD LIBOR + 1.230%, 2.60%, 10/24/2023(4)	8,214,400
	18,005,000	2.70%, 05/18/2023	17,973,475
	22,475,000	2.97%, 01/15/2023	22,749,084
	33,440,000	3 mo. USD LIBOR + 1.155%, 3.22%, 03/01/2025(4)	33,789,524
	2,270,000	3.25%, 09/23/2022	2,334,285
	19,950,000	3.30%, 04/01/2026	20,097,277
	6,155,000	3 mo. USD LIBOR + 1.337%, 3.78%, 02/01/2028(4)	6,337,961
	5,290,000	3 mo. USD LIBOR + 1.360%, 3.88%, 07/24/2038(4)	5,334,972
	5,275,000	4.25%, 10/01/2027	5,574,040
	14,055,000	3 mo. USD LIBOR + 1.580%, 4.26%, 02/22/2048(4)	14,793,091
	1,970,000	5.63%, 08/16/2043	2,414,901
		KeyCorp
	5,000,000	2.30%, 12/13/2018	5,021,546
	8,680,000	2.90%, 09/15/2020	8,845,592
		Morgan Stanley
	3,490,000	3 mo. USD LIBOR + 0.800%, 2.11%, 02/14/2020(4)	3,505,807
	4,670,000	2.50%, 01/24/2019	4,700,533
	10,505,000	2.50%, 04/21/2021	10,528,059
	13,795,000	2.63%, 11/17/2021	13,814,912
	8,000,000	2.65%, 01/27/2020	8,072,173
	16,430,000	2.75%, 05/19/2022	16,470,970
	7,125,000	3 mo. USD LIBOR + 1.400%, 2.77%, 10/24/2023(4)	7,325,224
	8,790,000	3.13%, 07/27/2026	8,662,321
	17,110,000	3 mo. USD LIBOR + 1.340%, 3.59%, 07/22/2028(4)	17,223,098
	8,040,000	3.63%, 01/20/2027	8,186,798
	9,230,000	3.70%, 10/23/2024	9,589,163
	6,320,000	3.95%, 04/23/2027	6,445,768
	9,690,000	4.00%, 07/23/2025	10,204,394
	2,590,000	4.35%, 09/08/2026	2,714,906
	15,480,000	4.38%, 01/22/2047	16,440,112
		PNC Bank NA
	7,465,000	2.70%, 11/01/2022	7,506,924
	16,245,000	3.10%, 10/25/2027	16,154,298
	4,310,000	PNC Financial Services Group, Inc. 3.90%, 04/29/2024	4,533,919
		Royal Bank of Scotland Group plc
	2,200,000	3 mo. USD LIBOR + 2.320%, 3.66%, 09/30/2027(4)(11)	2,134,220
	645,000	5 year USD Swap + 7.598%, 8.63%, 08/15/2021(4)(11)	730,398
		Santander Holdings USA, Inc.
	4,900,000	2.65%, 04/17/2020	4,931,136
	4,905,000	2.70%, 05/24/2019	4,936,554
	14,615,000	3.70%, 03/28/2022(6)	14,953,858

The accompanying notes are an integral part of these financial statements.

62

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Commercial Banks - 10.9% - (continued)
$	8,700,000	Santander UK Group Holdings plc 3.57%, 01/10/2023	$8,883,192
		Societe Generale S.A.
	1,055,000	5 year USD Swap + 6.394%, 8.25%, 11/29/2018(4)(10)(11)	1,116,981
		State Street Corp.
	1,445,000	3.10%, 05/15/2023	1,472,360
	3,340,000	3.70%, 11/20/2023	3,563,555
	11,800,000	SunTrust Banks, Inc. 2.70%, 01/27/2022	11,870,819
	26,500,000	UBS Group Funding Switzerland AG 2.65%, 02/01/2022(6)	26,416,487
		UniCredit S.p.A.
	575,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(4)(10)(11)	636,511
	1,800,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(10)	1,956,996
	2,850,000	Wachovia Corp. 5.50%, 08/01/2035	3,368,019
		Wells Fargo & Co.
	17,500,000	2.10%, 07/26/2021	17,293,011
	7,100,000	3 mo. USD LIBOR + 1.230%, 2.61%, 10/31/2023(4)	7,304,848
	14,455,000	2.63%, 07/22/2022	14,433,329
	5,855,000	3.00%, 04/22/2026	5,731,781
	12,285,000	3.00%, 10/23/2026	12,037,915
	11,735,000	3.07%, 01/24/2023	11,891,990
	9,965,000	3.45%, 02/13/2023	10,234,115
	14,360,000	3 mo. USD LIBOR + 1.310%, 3.58%, 05/22/2028(4)	14,496,894
	4,080,000	4.13%, 08/15/2023	4,310,650
	5,000,000	4.40%, 06/14/2046	5,160,294
	3,690,000	4.65%, 11/04/2044	3,963,249
	9,105,000	4.75%, 12/07/2046	9,950,292
	2,986,000	4.90%, 11/17/2045	3,313,971
	1,475,000	5.38%, 11/02/2043	1,733,485
	7,023,000	5.61%, 01/15/2044	8,502,119
	5,480,000	Wells Fargo Bank NA 2.15%, 12/06/2019	5,499,743

			1,307,892,608

		Commercial Services - 0.5%
		APX Group, Inc.
	2,135,000	7.63%, 09/01/2023	2,247,088
	3,595,000	7.88%, 12/01/2022	3,878,106
		Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
	3,405,000	5.25%, 03/15/2025(6)	3,328,387
	1,675,000	5.50%, 04/01/2023	1,695,938
	4,545,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(6)	4,806,337
	2,735,000	ERAC USA Finance LLC 5.63%, 03/15/2042(6)	3,172,591
	4,190,000	GW Honos Security Corp. 8.75%, 05/15/2025(6)	4,462,350
		Herc Rentals, Inc.
	1,336,000	7.50%, 06/01/2022(6)	1,445,953
	2,565,000	7.75%, 06/01/2024(6)	2,815,087
		Hertz Corp.
	1,465,000	5.50%, 10/15/2024(6)	1,318,500
	1,290,000	5.88%, 10/15/2020	1,285,227
	1,830,000	6.25%, 10/15/2022	1,752,225

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Commercial Services - 0.5% - (continued)
		Moody’s Corp.
$	16,195,000	2.63%, 01/15/2023(6)	$16,141,251
	6,230,000	2.75%, 12/15/2021	6,272,916
		United Rentals North America, Inc.
	855,000	4.63%, 10/15/2025	874,793
	1,215,000	4.88%, 01/15/2028	1,221,075
	1,675,000	5.88%, 09/15/2026	1,825,750

			58,543,574

		Construction Materials - 0.1%
	2,070,000	CEMEX Finance LLC 6.00%, 04/01/2024(6)	2,189,025
		Cemex S.A.B. de C.V.
	2,115,000	5.70%, 01/11/2025(6)	2,226,038
	460,000	6.13%, 05/05/2025(6)	490,590
	800,000	7.75%, 04/16/2026(6)	906,080
	2,200,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	2,279,750
		Standard Industries, Inc.
	190,000	5.13%, 02/15/2021(6)	195,938
	3,755,000	5.38%, 11/15/2024(6)	3,961,149

			12,248,570

		Diversified Financial Services - 1.8%
		AIG Global Funding
	9,020,000	2.15%, 07/02/2020(6)	9,015,181
	9,535,000	2.70%, 12/15/2021(6)	9,567,278
		American Express Co.
	6,705,000	2.50%, 08/01/2022	6,670,585
	5,127,000	2.65%, 12/02/2022	5,146,736
	15,895,000	3.00%, 10/30/2024	15,869,351
		American Express Credit Corp.
	4,125,000	2.20%, 03/03/2020	4,137,118
	8,010,000	2.70%, 03/03/2022	8,093,678
	6,700,000	BlackRock, Inc. 3.20%, 03/15/2027	6,789,713
	3,235,000	Capital One Bank USA NA 2.30%, 06/05/2019	3,241,123
	3,560,000	Cboe Global Markets, Inc. 3.65%, 01/12/2027	3,639,158
	1,115,000	FBM Finance, Inc. 8.25%, 08/15/2021(6)	1,186,081
	1,170,000	Fly Leasing Ltd. 5.25%, 10/15/2024	1,175,125
	2,230,000	FMR LLC 4.95%, 02/01/2033(6)	2,518,168
	28,589,000	GE Capital International Funding Co. 4.42%, 11/15/2035	30,567,114
		General Electric Co.
	1,297,000	6.75%, 03/15/2032	1,791,679
	1,469,000	6.88%, 01/10/2039	2,116,739
	2,055,000	goeasy Ltd. 7.88%, 11/01/2022(6)	2,114,081
	140,000	Hexion, Inc. 13.75%, 02/01/2022(6)	112,350
	399,000	MassMutual Global Funding II 2.10%, 08/02/2018(6)	400,416
		Nasdaq, Inc.
	12,925,000	3.85%, 06/30/2026	13,348,148
	10,455,000	4.25%, 06/01/2024	11,112,607

The accompanying notes are an integral part of these financial statements.

63

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Diversified Financial Services - 1.8% - (continued)
$	6,625,000	National Rural Utilities Cooperative Finance Corp. 3.25%, 11/01/2025	$6,750,744
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,765,000	6.50%, 08/01/2018	1,769,412
	3,660,000	6.50%, 07/01/2021	3,714,900
		Navient Corp.
	1,732,000	5.50%, 01/25/2023	1,753,650
	365,000	5.63%, 08/01/2033	314,812
	2,351,000	5.88%, 10/25/2024	2,386,265
	4,125,000	6.13%, 03/25/2024	4,233,281
	1,385,000	6.50%, 06/15/2022	1,469,831
	912,000	7.25%, 09/25/2023	987,810
	420,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(6)	435,750
		Springleaf Finance Corp.
	830,000	5.25%, 12/15/2019	856,975
	140,000	6.13%, 05/15/2022	147,700
	1,080,000	7.75%, 10/01/2021	1,213,650
	2,815,000	8.25%, 12/15/2020	3,173,912
		Synchrony Financial
	8,675,000	3.70%, 08/04/2026	8,588,559
	5,410,000	3.75%, 08/15/2021	5,596,182
	7,525,000	4.50%, 07/23/2025	7,885,161
		Visa, Inc.
	12,910,000	2.75%, 09/15/2027	12,664,119
	3,905,000	3.15%, 12/14/2025	3,991,188
	2,000,000	4.15%, 12/14/2035	2,183,676
	3,635,000	4.30%, 12/14/2045	4,024,967

			212,754,973

		Electric - 2.7%
		Abu Dhabi National Energy Co. PJSC
	785,000	3.63%, 01/12/2023(10)	794,882
	700,000	4.38%, 06/22/2026(10)	721,001
	527,000	5.88%, 12/13/2021(10)	581,676
	4,430,000	AEP Texas, Inc. 3.80%, 10/01/2047(6)	4,458,654
	2,565,000	AEP Transmission Co. LLC 3.10%, 12/01/2026	2,564,211
	4,100,000	AES Corp. 5.13%, 09/01/2027	4,208,650
	13,090,000	Alabama Power Co. 2.45%, 03/30/2022	13,086,139
	5,210,000	Baltimore Gas & Electric Co. 3.50%, 11/15/2021	5,435,578
	500,000	Berkshire Hathaway Energy Co. 5.95%, 05/15/2037	640,573
	6,740,000	CenterPoint Energy, Inc. 2.50%, 09/01/2022	6,717,054
		Centrais Electricas Brasileiras S.A.
	1,155,000	5.75%, 10/27/2021(10)	1,223,561
	150,000	6.88%, 07/30/2019(10)	159,195
	4,840,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	4,872,288
		Commonwealth Edison Co.
	605,000	3.65%, 06/15/2046	604,125
	620,000	4.35%, 11/15/2045	684,297
		Consolidated Edison Co. of New York, Inc.
	1,400,000	4.20%, 03/15/2042	1,508,000
	3,930,000	4.30%, 12/01/2056	4,229,773

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Electric - 2.7% - (continued)
$	1,195,000	4.50%, 12/01/2045	$1,344,977
	7,135,000	4.63%, 12/01/2054	8,051,967
		Dominion Energy, Inc.
	10,400,000	2.50%, 12/01/2019	10,471,245
	3,140,000	2.85%, 08/15/2026	3,042,912
	11,710,000	3.90%, 10/01/2025	12,257,939
	3,545,000	4.70%, 12/01/2044	3,903,608
	3,390,000	7.00%, 06/15/2038	4,601,774
	4,150,000	DTE Energy Co. 3.80%, 03/15/2027	4,288,247
		Duke Energy Carolinas LLC
	3,225,000	2.50%, 03/15/2023	3,234,754
	9,845,000	2.95%, 12/01/2026	9,829,535
	3,270,000	3.75%, 06/01/2045	3,307,376
	3,305,000	3.88%, 03/15/2046	3,433,788
	3,000,000	5.30%, 02/15/2040	3,696,702
		Duke Energy Corp.
	2,940,000	2.65%, 09/01/2026	2,821,430
	2,935,000	3.75%, 04/15/2024	3,068,676
	705,000	3.75%, 09/01/2046	685,245
	3,000,000	3.95%, 10/15/2023	3,188,275
		Duke Energy Progress LLC
	2,060,000	4.10%, 05/15/2042	2,177,364
	1,940,000	4.15%, 12/01/2044	2,081,034
	6,845,000	4.20%, 08/15/2045	7,352,061
	2,730,000	4.38%, 03/30/2044	3,023,259
		Emera U.S. Finance L.P.
	5,380,000	2.70%, 06/15/2021	5,404,435
	3,460,000	4.75%, 06/15/2046	3,752,526
	14,950,000	Enel Finance International N.V. 3.50%, 04/06/2028(6)	14,690,598
	3,935,000	Entergy Corp. 2.95%, 09/01/2026	3,818,494
	2,775,000	Eversource Energy 2.80%, 05/01/2023	2,785,945
		Exelon Corp.
	1,190,000	2.45%, 04/15/2021	1,190,773
	2,105,000	3.40%, 04/15/2026	2,119,555
		FirstEnergy Corp.
	10,990,000	3.90%, 07/15/2027	11,217,304
	9,580,000	7.38%, 11/15/2031	12,842,856
	2,630,000	FirstEnergy Transmission LLC 5.45%, 07/15/2044(6)	3,042,104
		Fortis, Inc.
	4,960,000	2.10%, 10/04/2021	4,867,287
	7,060,000	3.06%, 10/04/2026	6,854,796
		Georgia Power Co.
	4,570,000	2.40%, 04/01/2021	4,563,642
	5,415,000	3.25%, 03/30/2027	5,434,410
	2,725,000	4.30%, 03/15/2042	2,850,858
	7,155,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024(6)	7,173,483
	6,355,000	ITC Holdings Corp. 3.25%, 06/30/2026	6,332,653
		MidAmerican Energy Co.
	4,910,000	3.50%, 10/15/2024	5,144,737
	2,598,000	4.40%, 10/15/2044	2,915,222
	3,450,000	NiSource Finance Corp. 4.80%, 02/15/2044	3,841,845
		Oncor Electric Delivery Co. LLC
	5,666,000	2.95%, 04/01/2025	5,646,191

The accompanying notes are an integral part of these financial statements.

64

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Electric - 2.7% - (continued)
$	3,915,000	4.10%, 06/01/2022	$4,163,696
	115,000	4.55%, 12/01/2041	128,961
	591,000	5.25%, 09/30/2040	717,145
		Pacific Gas & Electric Co.
	3,190,000	2.95%, 03/01/2026	3,130,791
	6,000,000	3.50%, 06/15/2025	6,126,609
	2,525,000	4.30%, 03/15/2045	2,646,816
	2,400,000	6.05%, 03/01/2034	2,981,300
	3,500,000	PacifiCorp 4.10%, 02/01/2042	3,701,409
	4,960,000	Pennsylvania Electric Co. 3.25%, 03/15/2028(6)	4,918,071
	2,700,000	Potomac Electric Power Co. 4.15%, 03/15/2043	2,884,957
		Progress Energy, Inc.
	1,750,000	7.00%, 10/30/2031	2,340,753
	540,000	7.75%, 03/01/2031	759,504
	1,930,000	Public Service Co. of Colorado 3.60%, 09/15/2042	1,876,032
	4,770,000	San Diego Gas & Electric Co. 3.60%, 09/01/2023	5,012,037
	5,000,000	SCANA Corp. 4.13%, 02/01/2022	5,075,956
	5,745,000	South Carolina Electric & Gas Co. 4.10%, 06/15/2046	5,645,031
	1,010,000	Southern California Edison Co. 6.05%, 03/15/2039	1,352,868
		Southern Co.
	4,055,000	2.95%, 07/01/2023	4,075,735
	5,005,000	4.40%, 07/01/2046	5,266,818
	1,750,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020*(1)(2)(3)(12)	—

			327,646,028

		Electrical Components & Equipment - 0.0%
	1,650,000	General Cable Corp. 5.75%, 10/01/2022	1,691,250

		Electronics - 0.1%
	7,690,000	Fortive Corp. 2.35%, 06/15/2021	7,646,660

		Engineering & Construction - 0.2%
		Mexico City Airport Trust
	6,049,000	3.88%, 04/30/2028(6)	5,922,576
	240,000	4.25%, 10/31/2026(10)	243,840
	1,980,000	5.50%, 07/31/2047(6)	1,961,190
	11,750,000	SBA Tower Trust 3.17%, 04/09/2047(6)	11,797,825

			19,925,431

		Entertainment - 0.2%
	2,180,000	CRC Escrow Issuer LLC / CRC Finco, Inc. 5.25%, 10/15/2025(6)	2,194,279
	2,525,000	Eldorado Resorts, Inc. 6.00%, 04/01/2025	2,663,875
	3,060,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(6)	3,304,800
	3,465,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(6)	3,586,275
	3,015,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024	3,112,987

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Entertainment - 0.2% - (continued)
$	910,000	Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021(6)	$915,688
		Scientific Games International, Inc.
	365,000	5.00%, 10/15/2025(6)	370,475
	2,000,000	6.63%, 05/15/2021	2,067,500
	1,360,000	10.00%, 12/01/2022	1,504,405

			19,720,284

		Environmental Control - 0.1%
		Clean Harbors, Inc.
	1,975,000	5.13%, 06/01/2021	2,002,156
	119,000	5.25%, 08/01/2020	120,785
	6,550,000	Republic Services, Inc. 3.55%, 06/01/2022	6,811,996
	730,000	Tervita Escrow Corp. 7.63%, 12/01/2021(6)	739,125

			9,674,062

		Food - 0.5%
	6,705,000	Danone S.A. 2.59%, 11/02/2023(6)	6,586,463
		Kraft Heinz Foods Co.
	5,515,000	3.00%, 06/01/2026	5,328,915
	9,060,000	3.50%, 07/15/2022	9,361,232
	4,115,000	3.95%, 07/15/2025	4,269,877
	8,460,000	4.38%, 06/01/2046	8,261,084
	1,870,000	5.00%, 07/15/2035	2,050,738
	2,190,000	5.20%, 07/15/2045	2,388,033
	530,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(6)	549,610
	11,000,000	Mondelez International Holdings Netherlands B.V. 1.63%, 10/28/2019(6)	10,890,694
		Post Holdings, Inc.
	3,910,000	5.00%, 08/15/2026(6)	3,929,550
	1,240,000	5.75%, 03/01/2027(6)	1,288,050
	665,000	6.00%, 12/15/2022(6)	696,588
		Sysco Corp.
	3,140,000	3.30%, 07/15/2026	3,167,763
	960,000	4.50%, 04/01/2046	1,019,518
		TreeHouse Foods, Inc.
	3,520,000	4.88%, 03/15/2022	3,630,000
	605,000	6.00%, 02/15/2024(6)	647,350

			64,065,465

		Forest Products & Paper - 0.2%
		International Paper Co.
	9,650,000	3.65%, 06/15/2024	10,071,153
	7,261,000	4.40%, 08/15/2047	7,474,282
	1,869,000	5.00%, 09/15/2035	2,114,523
	745,000	7.30%, 11/15/2039	1,038,355

			20,698,313

		Gas - 0.1%
	2,515,000	Boston Gas Co. 3.15%, 08/01/2027(6)	2,513,193
	5,805,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	6,112,687
		Sempra Energy
	2,940,000	2.85%, 11/15/2020	2,993,251
	5,640,000	2.88%, 10/01/2022	5,680,893

			17,300,024

The accompanying notes are an integral part of these financial statements.

65

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Healthcare-Products - 0.7%
$	2,815,000	Alere, Inc. 6.50%, 06/15/2020	$2,860,744
		Becton Dickinson and Co.
	23,920,000	2.89%, 06/06/2022	23,973,498
	18,325,000	3.36%, 06/06/2024	18,477,477
	7,000,000	Boston Scientific Corp. 3.38%, 05/15/2022	7,190,135
	8,023,000	Medtronic, Inc. 4.38%, 03/15/2035	8,862,398
	3,090,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(6)	3,221,325
	4,690,000	Stryker Corp. 4.63%, 03/15/2046	5,156,995
		Thermo Fisher Scientific, Inc.
	4,485,000	2.95%, 09/19/2026	4,389,996
	4,055,000	3.00%, 04/15/2023	4,104,346

			78,236,914

		Healthcare-Services - 1.0%
	8,555,000	Aetna, Inc. 2.80%, 06/15/2023	8,501,581
		Anthem, Inc.
	4,760,000	3.13%, 05/15/2022	4,849,026
	3,100,000	3.30%, 01/15/2023	3,179,826
	3,175,000	3.50%, 08/15/2024	3,254,762
	3,315,000	4.63%, 05/15/2042	3,570,162
	1,210,000	5.85%, 01/15/2036	1,493,369
	2,330,000	6.38%, 06/15/2037	3,061,606
		Cigna Corp.
	4,305,000	3.25%, 04/15/2025	4,338,524
	8,070,000	3.88%, 10/15/2047	7,775,754
	570,000	Community Health Systems, Inc. 6.25%, 03/31/2023	548,625
	2,060,000	Coventry Health Care, Inc. 5.45%, 06/15/2021	2,254,878
		Envision Healthcare Corp.
	1,305,000	5.13%, 07/01/2022(6)	1,324,575
	2,760,000	5.63%, 07/15/2022	2,808,300
	3,335,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	3,589,294
		HCA, Inc.
	4,605,000	5.38%, 02/01/2025	4,748,906
	2,125,000	5.88%, 05/01/2023	2,276,406
	1,075,000	5.88%, 02/15/2026	1,130,094
	1,627,000	7.50%, 11/15/2095	1,665,560
		Humana, Inc.
	3,555,000	3.85%, 10/01/2024	3,697,789
	14,570,000	3.95%, 03/15/2027	15,047,470
	540,000	MPH Acquisition Holdings LLC 7.13%, 06/01/2024(6)	581,175
	3,520,000	Northwell Healthcare, Inc. 4.26%, 11/01/2047	3,519,197
	6,610,000	Providence St Joseph Health Obligated Group 2.75%, 10/01/2026	6,324,793
	400,000	Tenet Healthcare Corp. 8.13%, 04/01/2022	402,000
		UnitedHealth Group, Inc.
	7,700,000	3.38%, 04/15/2027	7,921,157
	5,055,000	4.25%, 04/15/2047	5,440,269
	9,685,000	4.63%, 07/15/2035	10,975,385

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Healthcare-Services - 1.0% - (continued)
$	1,223,000	4.75%, 07/15/2045	$1,415,390
	1,981,000	6.88%, 02/15/2038	2,847,065
	3,215,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(6)	3,259,206

			121,802,144

		Home Builders - 0.2%
	2,970,000	AV Homes, Inc. 6.63%, 05/15/2022	3,084,196
		Beazer Homes USA, Inc.
	830,000	5.88%, 10/15/2027(6)	828,963
	865,000	6.75%, 03/15/2025	914,997
	1,950,000	8.75%, 03/15/2022	2,166,840
		KB Home
	1,450,000	7.00%, 12/15/2021	1,634,875
	1,095,000	7.50%, 09/15/2022	1,267,462
	1,586,000	8.00%, 03/15/2020	1,764,425
	2,720,000	Lennar Corp. 4.75%, 12/15/2017	2,721,360
		M/I Homes, Inc.
	750,000	5.63%, 08/01/2025	762,188
	3,170,000	6.75%, 01/15/2021	3,296,800

			18,442,106

		Household Products - 0.3%
	30,475,000	Procter & Gamble Co. 1.75%, 10/25/2019	30,490,314
	4,195,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	3,093,813

			33,584,127

		Household Products/Wares - 0.1%
EUR	2,380,000	Diamond (BC) B.V. 5.63%, 08/15/2025(6)	2,864,295
		S.C. Johnson & Son, Inc.
$	2,520,000	4.00%, 05/15/2043(6)	2,558,709
	1,840,000	4.75%, 10/15/2046(6)	2,121,699

			7,544,703

		Housewares - 0.0%
	4,025,000	American Greetings Corp. 7.88%, 02/15/2025(6)	4,373,565

		Insurance - 1.4%
	1,905,000	ACE Capital Trust II 9.70%, 04/01/2030	2,876,550
		American International Group, Inc.
	4,725,000	3.88%, 01/15/2035	4,677,180
	5,000,000	3.90%, 04/01/2026	5,181,932
	6,050,000	4.38%, 01/15/2055	5,987,762
	2,005,000	4.50%, 07/16/2044	2,100,775
	2,680,000	4.70%, 07/10/2035	2,907,529
	684,000	Aon Corp. 5.00%, 09/30/2020	735,896
		Aon plc
	4,775,000	3.50%, 06/14/2024	4,924,176
	5,480,000	3.88%, 12/15/2025	5,752,441
	2,300,000	4.25%, 12/12/2042	2,330,327
	3,460,000	Berkshire Hathaway Finance Corp. 4.40%, 05/15/2042	3,852,550
	3,715,000	Berkshire Hathaway, Inc. 3.13%, 03/15/2026	3,760,700

The accompanying notes are an integral part of these financial statements.

66

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Insurance - 1.4% - (continued)
$	9,800,000	CNA Financial Corp. 3.45%, 08/15/2027	$9,674,087
		Genworth Holdings, Inc.
	205,000	4.80%, 02/15/2024	174,394
	1,370,000	4.90%, 08/15/2023	1,160,664
	770,000	7.20%, 02/15/2021	736,035
	430,000	7.63%, 09/24/2021	414,950
	255,000	7.70%, 06/15/2020	251,157
		Marsh & McLennan Cos., Inc.
	7,485,000	2.75%, 01/30/2022	7,553,514
	1,635,000	3.75%, 03/14/2026	1,713,649
	3,900,000	4.05%, 10/15/2023	4,141,255
	1,535,000	4.35%, 01/30/2047	1,655,271
	1,008,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(6)	1,647,562
	13,334,000	MassMutual Global Funding II 2.50%, 04/13/2022(6)	13,313,641
	2,010,000	MetLife, Inc. 4.60%, 05/13/2046	2,229,043
		Metropolitan Life Global Funding I
	13,040,000	1.75%, 12/19/2018(6)	13,025,539
	7,020,000	1.75%, 09/19/2019(6)	6,993,138
	12,350,000	3.00%, 09/19/2027(6)	12,211,331
	700,000	MGIC Investment Corp. 5.75%, 08/15/2023	770,000
	4,940,000	Nationwide Mutual Insurance Co. 9.38%, 08/15/2039(6)	8,287,806
	14,915,000	New York Life Global Funding 1.95%, 09/28/2020(6)	14,863,970
	1,345,000	Radian Group, Inc. 4.50%, 10/01/2024	1,378,625
	254,000	Teachers Insurance & Annuity Association of America 6.85%, 12/16/2039(6)	351,567
	3,520,000	USIS Merger Sub, Inc. 6.88%, 05/01/2025(6)	3,652,000
	10,435,000	Willis North America, Inc. 3.60%, 05/15/2024	10,702,232

			161,989,248

		Internet - 0.3%
		Amazon.com, Inc.
	4,320,000	1.90%, 08/21/2020(6)	4,312,619
	3,025,000	2.80%, 08/22/2024(6)	3,029,088
	6,760,000	3.88%, 08/22/2037(6)	7,007,222
	5,935,000	4.05%, 08/22/2047(6)	6,089,299
	2,940,000	4.80%, 12/05/2034	3,390,053
	5,535,000	4.95%, 12/05/2044	6,490,215
	4,990,000	Netflix, Inc. 5.88%, 02/15/2025	5,387,204
		Zayo Group LLC / Zayo Capital, Inc.
	1,955,000	6.00%, 04/01/2023	2,055,194
	2,500,000	6.38%, 05/15/2025	2,690,900

			40,451,794

		Iron/Steel - 0.3%
	1,375,000	AK Steel Corp. 7.63%, 10/01/2021	1,426,563
	720,000	Gerdau Trade, Inc. 4.88%, 10/24/2027(6)	722,340
	1,830,000	Novolipetsk Steel via Steel Funding DAC 4.00%, 09/21/2024(6)	1,830,000

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Iron/Steel - 0.3% - (continued)
$	965,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(6)	$1,002,394
		Steel Dynamics, Inc.
	3,430,000	4.13%, 09/15/2025(6)	3,438,575
	665,000	5.13%, 10/01/2021	682,456
	1,770,000	5.50%, 10/01/2024	1,894,785
	2,540,000	United States Steel Corp. 8.38%, 07/01/2021(6)	2,771,775
		Vale Overseas Ltd.
	12,350,000	6.25%, 08/10/2026	14,230,287
	3,670,000	6.88%, 11/21/2036	4,372,989
	4,282,000	6.88%, 11/10/2039	5,128,123
	1,620,000	Vale S.A. 5.63%, 09/11/2042	1,711,125

			39,211,412

		IT Services - 0.6%
		Apple, Inc.
	5,000,000	2.85%, 02/23/2023	5,102,846
	8,650,000	2.90%, 09/12/2027	8,587,578
	12,060,000	3.35%, 02/09/2027	12,374,953
	3,865,000	3.85%, 08/04/2046	3,908,873
	2,895,000	4.25%, 02/09/2047	3,104,226
	3,990,000	4.38%, 05/13/2045	4,385,346
	1,120,000	4.45%, 05/06/2044	1,248,446
	4,085,000	4.65%, 02/23/2046	4,656,589
	2,710,000	Conduent Finance, Inc. / Conduent Business Services LLC 10.50%, 12/15/2024(6)	3,191,025
	4,465,000	Dell International LLC / EMC Corp. 4.42%, 06/15/2021(6)	4,694,976
	3,325,000	DXC Technology Co. 2.88%, 03/27/2020	3,367,937
		Hewlett Packard Enterprise Co.
	12,895,000	4.90%, 10/15/2025	13,710,574
	5,635,000	6.35%, 10/15/2045	5,999,257

			74,332,626

		Lodging - 0.1%
	3,650,000	Boyd Gaming Corp. 6.38%, 04/01/2026	4,005,875
	4,385,000	FelCor Lodging L.P. 6.00%, 06/01/2025	4,724,837
	2,995,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(6)	3,197,163
	2,185,000	Station Casinos LLC 5.00%, 10/01/2025(6)	2,187,731
	1,910,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(6)	1,862,250

			15,977,856

		Machinery-Construction & Mining - 0.0%
	2,735,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(6)	2,967,475
	85,000	Caterpillar, Inc. 3.80%, 08/15/2042	87,879

			3,055,354

The accompanying notes are an integral part of these financial statements.

67

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Machinery-Diversified - 0.0%
$	3,270,000	Cloud Crane LLC 10.13%, 08/01/2024(6)	$3,695,100

		Media - 2.7%
		21st Century Fox America, Inc.
	8,140,000	3.38%, 11/15/2026	8,188,464
	4,355,000	4.95%, 10/15/2045	4,828,072
	100,000	6.15%, 02/15/2041	128,019
	1,865,000	6.40%, 12/15/2035	2,383,650
		CBS Corp.
	2,100,000	2.90%, 01/15/2027	1,989,148
	2,260,000	4.90%, 08/15/2044	2,377,672
		CCO Holdings LLC / CCO Holdings Capital Corp.
	1,695,000	5.13%, 05/01/2023(6)	1,767,038
	1,600,000	5.25%, 09/30/2022	1,648,000
	3,870,000	5.75%, 09/01/2023	4,010,287
	205,000	5.75%, 01/15/2024	212,944
	860,000	5.75%, 02/15/2026(6)	899,130
	7,490,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(6)	7,621,075
		Charter Communications Operating LLC / Charter Communications Operating Capital
	5,455,000	3.58%, 07/23/2020	5,601,734
	11,845,000	4.20%, 03/15/2028(6)	11,723,697
	9,605,000	4.46%, 07/23/2022	10,143,593
	2,135,000	4.91%, 07/23/2025	2,271,254
	10,825,000	5.38%, 05/01/2047(6)	10,958,763
	14,863,000	6.48%, 10/23/2045	17,018,528
		Comcast Corp.
	5,965,000	3.20%, 07/15/2036	5,633,489
	6,083,000	3.97%, 11/01/2047(6)	6,053,266
	798,000	4.00%, 11/01/2049(6)	794,569
	1,913,000	4.05%, 11/01/2052(6)	1,898,251
	4,145,000	4.25%, 01/15/2033	4,465,241
	10,150,000	4.60%, 08/15/2045	11,152,006
	975,000	5.65%, 06/15/2035	1,207,804
	510,000	7.05%, 03/15/2033	708,142
		Cox Communications, Inc.
	11,310,000	3.15%, 08/15/2024(6)	11,220,468
	10,479,000	4.50%, 06/30/2043(6)	9,707,253
	2,286,000	4.70%, 12/15/2042(6)	2,195,867
	7,875,000	4.80%, 02/01/2035(6)	7,906,962
	2,604,000	6.45%, 12/01/2036(6)	2,986,789
	1,275,000	8.38%, 03/01/2039(6)	1,783,515
		CSC Holdings LLC
	1,065,000	5.25%, 06/01/2024	1,060,341
	2,860,000	10.13%, 01/15/2023(6)	3,274,700
	882,000	10.88%, 10/15/2025(6)	1,080,450
	5,835,000	Discovery Communications LLC 2.95%, 03/20/2023	5,808,374
		DISH DBS Corp.
	2,840,000	5.00%, 03/15/2023	2,747,700
	1,825,000	5.88%, 07/15/2022	1,835,275
	455,000	5.88%, 11/15/2024	454,431
	3,620,000	6.75%, 06/01/2021	3,801,000
	1,260,000	7.88%, 09/01/2019	1,361,430
		Gray Television, Inc.
	2,160,000	5.13%, 10/15/2024(6)	2,153,952
	630,000	5.88%, 07/15/2026(6)	645,750
	3,740,000	Liberty Interactive LLC 8.25%, 02/01/2030	4,114,000

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Media - 2.7% - (continued)
$	335,000	Quebecor Media, Inc. 5.75%, 01/15/2023	$363,475
	6,087,000	Scripps Networks Interactive, Inc. 3.95%, 06/15/2025	6,190,515
	3,485,000	SFR Group S.A. 7.38%, 05/01/2026(6)	3,746,375
		Sinclair Television Group, Inc.
	570,000	5.13%, 02/15/2027(6)	542,213
	675,000	5.88%, 03/15/2026(6)	681,750
	2,205,000	6.13%, 10/01/2022	2,273,906
	16,875,000	Sky plc 3.13%, 11/26/2022(6)	17,122,293
		TEGNA, Inc.
	2,305,000	4.88%, 09/15/2021(6)	2,356,863
	1,285,000	5.50%, 09/15/2024(6)	1,346,038
	2,610,000	6.38%, 10/15/2023	2,769,862
		Time Warner Cable LLC
	540,000	4.00%, 09/01/2021	559,833
	1,875,000	4.50%, 09/15/2042	1,726,640
	1,300,000	5.50%, 09/01/2041	1,366,133
	10,340,000	5.88%, 11/15/2040	11,298,726
	2,825,000	6.75%, 06/15/2039	3,367,349
	535,000	8.75%, 02/14/2019	578,820
	1,565,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	2,129,907
	5,000,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	6,206,976
		Time Warner, Inc.
	4,015,000	2.95%, 07/15/2026	3,807,134
	6,920,000	3.60%, 07/15/2025	6,896,539
	965,000	3.80%, 02/15/2027	964,579
	5,880,000	3.88%, 01/15/2026	5,961,431
	6,545,000	5.35%, 12/15/2043	6,982,742
	2,735,000	Tribune Media Co. 5.88%, 07/15/2022	2,837,562
		Viacom, Inc.
	90,000	3.45%, 10/04/2026	86,353
	16,115,000	4.25%, 09/01/2023	16,576,196
	7,635,000	4.38%, 03/15/2043	6,493,769
	12,350,000	4.85%, 12/15/2034	11,515,029
	1,320,000	Videotron Ltd. 5.00%, 07/15/2022	1,425,600

			317,996,701

		Metal Fabricate/Hardware - 0.0%
		Novelis Corp.
	1,045,000	5.88%, 09/30/2026(6)	1,076,998
	1,880,000	6.25%, 08/15/2024(6)	1,983,400
	630,000	TriMas Corp. 4.88%, 10/15/2025(6)	637,087

			3,697,485

		Mining - 0.6%
		Anglo American Capital plc
	5,920,000	3.75%, 04/10/2022(6)	6,101,722
	580,000	4.13%, 04/15/2021(6)	605,938
	7,246,000	4.13%, 09/27/2022(6)	7,583,078
	480,000	4.88%, 05/14/2025(6)	512,681
	871,000	9.38%, 04/08/2019(6)	958,353
	565,000	Barrick North America Finance LLC 5.75%, 05/01/2043	701,223

The accompanying notes are an integral part of these financial statements.

68

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Mining - 0.6% - (continued)
$	1,825,000	BHP Billiton Finance USA Ltd. 5.00%, 09/30/2043	$2,172,750
	2,520,000	Constellium N.V. 7.88%, 04/01/2021(6)	2,678,256
	3,580,000	Corp. Nacional del Cobre de Chile 3.63%, 08/01/2027(6)	3,601,086
		First Quantum Minerals Ltd.
	1,410,000	7.00%, 02/15/2021(6)	1,462,875
	290,000	7.25%, 04/01/2023(6)	306,675
	1,010,000	7.50%, 04/01/2025(6)	1,069,338
		Glencore Finance Canada Ltd.
	330,000	5.55%, 10/25/2042(6)	365,247
	5,030,000	6.00%, 11/15/2041(6)	5,867,998
	9,470,000	Glencore Funding LLC 4.00%, 03/27/2027(6)	9,533,587
	7,000,000	Goldcorp, Inc. 3.63%, 06/09/2021	7,252,724
	1,940,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	2,087,925
		New Gold, Inc.
	155,000	6.25%, 11/15/2022(6)	160,038
	1,530,000	6.38%, 05/15/2025(6)	1,625,625
	205,000	Newmont Mining Corp. 4.88%, 03/15/2042	224,650
	1,185,000	Northwest Acquisitions ULC / Dominion Finco, Inc. 7.13%, 11/01/2022(6)	1,223,512
	7,768,000	Southern Copper Corp. 5.88%, 04/23/2045	9,080,529
	1,480,000	Teck Resources Ltd. 8.50%, 06/01/2024(6)	1,694,600

			66,870,410

		Miscellaneous Manufacturing - 0.1%
	3,405,000	Bombardier, Inc. 6.13%, 01/15/2023(6)	3,400,744
		Siemens Financieringsmaatschappij N.V.
	5,380,000	2.35%, 10/15/2026(6)	5,101,390
	8,600,000	3.13%, 03/16/2024(6)	8,793,799

			17,295,933

		Office/Business Equipment - 0.1%
	1,495,000	CDW LLC / CDW Finance Corp. 5.00%, 09/01/2023	1,560,406
	8,380,000	Pitney Bowes, Inc. 4.70%, 04/01/2023	8,187,291
	7,885,000	Xerox Corp. 3.63%, 03/15/2023	7,779,761

			17,527,458

		Oil & Gas - 2.6%
		Anadarko Petroleum Corp.
	1,875,000	3.45%, 07/15/2024	1,868,640
	1,250,000	4.50%, 07/15/2044	1,220,683
	5,860,000	6.45%, 09/15/2036	7,115,314
	8,225,000	6.60%, 03/15/2046	10,398,701
	2,275,000	6.95%, 06/15/2019	2,441,698
	1,495,000	Apache Corp. 4.25%, 01/15/2044	1,426,500
	3,865,000	BG Energy Capital plc 4.00%, 10/15/2021(6)	4,087,232

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Oil & Gas - 2.6% - (continued)
$	4,170,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(6)	$4,347,225
		BP Capital Markets plc
	3,115,000	2.75%, 05/10/2023	3,136,272
	8,835,000	3.22%, 11/28/2023	9,071,514
	9,895,000	3.28%, 09/19/2027	9,954,943
	3,820,000	3.59%, 04/14/2027	3,955,029
	2,840,000	3.81%, 02/10/2024	3,005,514
	4,055,000	California Resources Corp. 8.00%, 12/15/2022(6)	2,676,300
		Canadian Natural Resources Ltd.
	4,324,000	3.80%, 04/15/2024	4,453,375
	14,130,000	3.85%, 06/01/2027	14,426,620
	4,626,000	3.90%, 02/01/2025	4,775,731
	7,950,000	6.25%, 03/15/2038	9,828,160
	990,000	7.20%, 01/15/2032	1,256,562
		Cenovus Energy, Inc.
	4,230,000	4.25%, 04/15/2027(6)	4,244,418
	500,000	6.75%, 11/15/2039	593,421
	7,260,000	Cimarex Energy Co. 3.90%, 05/15/2027	7,481,648
	2,940,000	Concho Resources, Inc. 3.75%, 10/01/2027	2,971,914
	2,895,000	ConocoPhillips Co. 5.95%, 03/15/2046	3,854,029
		Continental Resources, Inc.
	585,000	3.80%, 06/01/2024	568,181
	391,000	4.50%, 04/15/2023	395,887
	3,565,000	4.90%, 06/01/2044	3,319,906
	1,489,000	5.00%, 09/15/2022	1,505,751
	4,010,000	Denbury Resources, Inc. 9.00%, 05/15/2021(6)	3,919,775
		Devon Energy Corp.
	10,875,000	3.25%, 05/15/2022	11,036,384
	1,390,000	5.00%, 06/15/2045	1,478,647
	3,695,000	5.60%, 07/15/2041	4,154,037
	84,000	7.95%, 04/15/2032	113,043
	1,085,000	Devon Financing Co. LLC 7.88%, 09/30/2031	1,426,889
	1,695,000	Ecopetrol S.A. 5.88%, 09/18/2023	1,911,112
	600,000	Empresa Nacional del Petroleo 4.50%, 09/14/2047(6)	570,750
	2,055,000	Energen Corp. 4.63%, 09/01/2021	2,080,687
	2,600,000	Ensco plc 5.75%, 10/01/2044	1,774,500
	3,075,000	EOG Resources, Inc. 3.90%, 04/01/2035	3,093,200
		Gazprom OAO Via Gaz Capital S.A.
	495,000	3.85%, 02/06/2020(10)	502,161
	1,625,000	9.25%, 04/23/2019(10)	1,770,012
		Hess Corp.
	6,985,000	4.30%, 04/01/2027	7,035,173
	5,940,000	5.60%, 02/15/2041	6,214,457
	5,805,000	5.80%, 04/01/2047	6,265,408
	3,835,000	6.00%, 01/15/2040	4,175,607
	1,325,000	7.30%, 08/15/2031	1,598,222
	700,000	7.88%, 10/01/2029	873,469

The accompanying notes are an integral part of these financial statements.

69

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Oil & Gas - 2.6% - (continued)
$	1,110,000	KazMunayGas National Co. JSC 5.75%, 04/19/2047(10)	$1,115,550
	3,470,000	Kerr-McGee Corp. 6.95%, 07/01/2024	4,128,929
		Laredo Petroleum, Inc.
	2,365,000	5.63%, 01/15/2022	2,409,344
	995,000	7.38%, 05/01/2022	1,036,044
	1,150,000	Lukoil International Finance B.V. 4.75%, 11/02/2026(6)	1,207,712
		Marathon Oil Corp.
	9,540,000	2.80%, 11/01/2022	9,383,366
	1,730,000	3.85%, 06/01/2025	1,745,949
	8,655,000	4.40%, 07/15/2027	8,885,292
	6,462,000	5.20%, 06/01/2045	6,721,747
		MEG Energy Corp.
	2,360,000	6.38%, 01/30/2023(6)	2,159,400
	1,210,000	6.50%, 01/15/2025(6)	1,203,950
	690,000	7.00%, 03/31/2024(6)	626,175
		Noble Energy, Inc.
	5,825,000	5.25%, 11/15/2043	6,217,022
	2,020,000	8.00%, 04/01/2027	2,561,751
		Noble Holding International Ltd.
	1,725,000	6.20%, 08/01/2040	1,164,375
	2,200,000	7.75%, 01/15/2024	1,969,000
	675,000	PDC Energy, Inc. 6.13%, 09/15/2024	704,531
		Petrobras Global Finance B.V.
	324,000	5.30%, 01/27/2025(6)	325,053
	764,000	6.00%, 01/27/2028(6)	773,550
	840,000	6.13%, 01/17/2022	908,040
	1,040,000	6.85%, 06/05/2115	995,800
	510,000	8.75%, 05/23/2026	617,737
		Petroleos Mexicanos
	435,000	3 mo. USD LIBOR + 2.020%, 3.37%, 07/18/2018(4)	438,262
	571,000	5.38%, 03/13/2022(6)	606,916
	897,000	5.50%, 01/21/2021	953,062
	310,000	5.63%, 01/23/2046	281,062
	2,875,000	6.50%, 03/13/2027(6)	3,139,500
	2,402,000	6.75%, 09/21/2047	2,475,741
	1,268,000	6.75%, 09/21/2047(6)	1,306,928
	115,000	6.75%, 09/21/2047(10)	118,531
		Pioneer Natural Resources Co.
	3,580,000	3.45%, 01/15/2021	3,689,037
	1,001,000	7.20%, 01/15/2028	1,240,125
		QEP Resources, Inc.
	4,015,000	5.25%, 05/01/2023	3,964,812
	205,000	5.38%, 10/01/2022	203,463
	230,000	6.80%, 03/01/2020	239,775
	1,460,000	Rowan Cos., Inc. 5.85%, 01/15/2044	1,175,300
		Shell International Finance B.V.
	4,735,000	4.38%, 05/11/2045	5,132,084
	3,250,000	4.55%, 08/12/2043	3,611,750
		SM Energy Co.
	2,550,000	5.00%, 01/15/2024	2,435,250
	355,000	6.13%, 11/15/2022	356,775
	170,000	6.50%, 11/15/2021	171,700
		State Oil Co. of the Azerbaijan Republic
	725,000	4.75%, 03/13/2023(10)	727,900
	420,000	6.95%, 03/18/2030(10)	461,640

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Oil & Gas - 2.6% - (continued)
		Statoil ASA
$	6,780,000	2.65%, 01/15/2024	$6,749,175
	1,315,000	3.95%, 05/15/2043	1,346,924
	1,080,000	4.25%, 11/23/2041	1,149,334
	500,000	Tosco Corp. 8.13%, 02/15/2030	706,024
		Transocean, Inc.
	675,000	6.80%, 03/15/2038	548,437
	200,000	7.50%, 04/15/2031	178,500
	795,000	9.35%, 12/15/2041	767,175
		Tullow Oil plc
	2,140,000	6.00%, 11/01/2020(6)	2,148,025
	1,366,000	6.25%, 04/15/2022(6)	1,362,585
		Valero Energy Corp.
	6,303,000	3.40%, 09/15/2026	6,302,804
	5,306,000	4.90%, 03/15/2045	5,824,095
	1,470,000	6.63%, 06/15/2037	1,886,945
	3,525,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(6)	3,439,342
		WPX Energy, Inc.
	720,000	5.25%, 09/15/2024	722,700
	3,305,000	6.00%, 01/15/2022	3,441,331
	1,240,000	8.25%, 08/01/2023	1,396,550
		YPF S.A.
	925,000	8.50%, 07/28/2025(10)	1,075,775
	830,000	8.75%, 04/04/2024(6)	964,294

			313,974,646

		Oil & Gas Services - 0.0%
	1,910,000	Halliburton Co. 5.00%, 11/15/2045	2,136,857
		Weatherford International Ltd.
	445,000	5.95%, 04/15/2042	351,550
	1,180,000	6.50%, 08/01/2036	982,350
	445,000	7.00%, 03/15/2038	387,150

			3,857,907

		Packaging & Containers - 0.2%
	2,940,000	ARD Finance S.A. (cash) 7.13%, 09/15/2023(9)	3,131,100
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
	2,975,000	6.00%, 06/30/2021(6)	3,060,531
	725,000	6.00%, 02/15/2025(6)	769,406
	570,000	7.25%, 05/15/2024(6)	626,288
	3,580,000	Berry Global, Inc. 6.00%, 10/15/2022	3,790,325
	3,305,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(6)	3,416,544
	2,665,000	Multi-Color Corp. 4.88%, 11/01/2025(6)	2,691,650
	1,610,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(6)	1,766,975
	685,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(6)	698,563
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	3,240,000	5.13%, 07/15/2023(6)	3,373,164
	1,155,000	7.00%, 07/15/2024(6)	1,232,962

			24,557,508

The accompanying notes are an integral part of these financial statements.

70

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Pharmaceuticals - 1.5%
$	4,245,000	Abbott Laboratories 2.55%, 03/15/2022	$4,229,497
		Allergan Funding SCS
	6,480,000	3.00%, 03/12/2020	6,578,446
	9,235,000	3.45%, 03/15/2022	9,482,996
	4,370,000	3.80%, 03/15/2025	4,477,840
	3,825,000	3.85%, 06/15/2024	3,968,290
	2,865,000	4.55%, 03/15/2035	3,012,915
	15,125,000	AstraZeneca plc 3.38%, 11/16/2025	15,393,263
	1,310,000	Baxalta, Inc. 3.60%, 06/23/2022	1,357,063
	6,420,000	Bayer U.S. Finance LLC 3.00%, 10/08/2021(6)	6,539,324
		Cardinal Health, Inc.
	11,130,000	2.62%, 06/15/2022	11,040,104
	4,505,000	3.50%, 11/15/2024	4,579,608
	1,495,000	4.37%, 06/15/2047	1,489,225
	535,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(6)	543,025
	2,320,000	EMD Finance LLC 2.95%, 03/19/2022(6)	2,355,411
		Endo Finance LLC
	3,555,000	6.00%, 07/15/2023(6)	2,879,550
	4,905,000	6.00%, 02/01/2025(6)	3,899,475
	6,420,000	Johnson & Johnson 3.63%, 03/03/2037	6,690,183
	4,040,000	Merck & Co., Inc. 3.70%, 02/10/2045	4,100,722
		Mylan N.V.
	4,325,000	3.00%, 12/15/2018	4,365,213
	13,000,000	3.15%, 06/15/2021	13,147,867
	2,655,000	3.75%, 12/15/2020	2,751,915
		Mylan, Inc.
	1,548,000	2.55%, 03/28/2019	1,555,277
	5,000,000	3.13%, 01/15/2023(6)	4,979,834
		Pfizer, Inc.
	4,525,000	4.00%, 12/15/2036	4,900,577
	1,000,000	4.30%, 06/15/2043	1,096,674
	1,450,000	7.20%, 03/15/2039	2,205,618
	1,869,000	PRA Holdings, Inc. 9.50%, 10/01/2023(6)	2,013,847
		Shire Acquisitions Investments Ireland DAC
	19,145,000	2.40%, 09/23/2021	19,016,511
	4,510,000	3.20%, 09/23/2026	4,396,781
		Teva Pharmaceutical Finance Netherlands B.V.
	1,790,000	1.70%, 07/19/2019	1,751,881
	7,355,000	2.20%, 07/21/2021	6,923,134
	1,575,000	2.80%, 07/21/2023	1,449,099
		Valeant Pharmaceuticals International, Inc.
	3,390,000	5.50%, 03/01/2023(6)	2,847,600
	10,010,000	5.88%, 05/15/2023(6)	8,458,450
	1,970,000	6.13%, 04/15/2025(6)	1,654,800
	255,000	7.00%, 03/15/2024(6)	276,038

			176,408,053

		Pipelines - 2.3%
		Abu Dhabi Crude Oil Pipeline LLC
	1,815,000	3.65%, 11/02/2029(6)	1,815,000
	1,765,000	4.60%, 11/02/2047(6)	1,803,502
	3,175,000	Enbridge, Inc. 3.70%, 07/15/2027	3,216,474

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Pipelines - 2.3% - (continued)
		Energy Transfer Equity L.P.
$	70,000	4.25%, 03/15/2023	$71,226
	3,685,000	5.50%, 06/01/2027	3,906,100
	425,000	7.50%, 10/15/2020	478,125
		Energy Transfer L.P.
	3,649,000	3.60%, 02/01/2023	3,719,742
	10,750,000	4.05%, 03/15/2025	10,931,589
	2,275,000	4.90%, 03/15/2035	2,251,828
	4,650,000	5.15%, 03/15/2045	4,540,854
	2,000,000	5.30%, 04/15/2047	1,981,323
	940,000	6.05%, 06/01/2041	1,023,463
	1,165,000	6.63%, 10/15/2036	1,346,119
	680,000	7.50%, 07/01/2038	835,370
	6,405,000	Energy Transfer L.P. / Regency Energy Finance Corp. 5.00%, 10/01/2022	6,913,795
		Enterprise Products Operating LLC
	6,330,000	3.70%, 02/15/2026	6,530,843
	730,000	4.45%, 02/15/2043	750,301
	1,516,000	4.85%, 08/15/2042	1,646,779
	3,310,000	4.85%, 03/15/2044	3,595,372
	809,000	4.90%, 05/15/2046	890,551
	1,025,000	5.10%, 02/15/2045	1,158,437
	1,300,000	5.95%, 02/01/2041	1,610,286
		Kinder Morgan Energy Partners L.P.
	3,725,000	3.50%, 09/01/2023	3,779,454
	2,228,000	4.25%, 09/01/2024	2,324,569
	1,475,000	4.30%, 05/01/2024	1,547,594
	3,155,000	5.80%, 03/15/2035	3,470,955
		Kinder Morgan, Inc.
	26,965,000	3.15%, 01/15/2023	27,126,407
	1,729,000	5.00%, 02/15/2021(6)	1,856,485
	6,090,000	5.05%, 02/15/2046	6,283,792
	380,000	5.30%, 12/01/2034	407,289
	5,330,000	5.55%, 06/01/2045	5,793,154
		MPLX L.P.
	4,865,000	4.13%, 03/01/2027	5,004,596
	1,690,000	4.88%, 12/01/2024	1,837,971
	9,955,000	ONEOK, Inc. 4.00%, 07/13/2027	10,142,807
		Phillips 66 Partners L.P.
	7,020,000	3.55%, 10/01/2026	6,947,537
	2,400,000	3.75%, 03/01/2028	2,409,118
		Plains All American Pipeline L.P. / PAA Finance Corp.
	2,190,000	2.60%, 12/15/2019	2,185,946
	2,420,000	3.60%, 11/01/2024	2,374,950
	1,345,000	3.65%, 06/01/2022	1,359,764
	2,325,000	4.90%, 02/15/2045	2,206,467
		Sabine Pass Liquefaction LLC
	3,880,000	4.20%, 03/15/2028	3,957,848
	2,110,000	5.63%, 04/15/2023	2,343,644
	14,220,000	5.63%, 03/01/2025	15,800,668
	4,850,000	5.88%, 06/30/2026	5,486,936
	1,394,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(6)	1,575,276
		Spectra Energy Partners L.P.
	6,450,000	3.38%, 10/15/2026	6,419,516
	705,000	4.50%, 03/15/2045	725,599
		Sunoco Logistics Partners Operations L.P.
	1,840,000	3.90%, 07/15/2026	1,830,108

The accompanying notes are an integral part of these financial statements.

71

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Pipelines - 2.3% - (continued)
$	5,035,000	4.25%, 04/01/2024	$5,207,671
	2,100,000	5.30%, 04/01/2044	2,087,826
	845,000	5.35%, 05/15/2045	844,589
	9,005,000	5.40%, 10/01/2047	9,136,339
	1,590,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024	1,713,225
	15,340,000	TC PipeLines L.P. 3.90%, 05/25/2027	15,488,115
	1,080,000	TransCanada PipeLines Ltd. 6.20%, 10/15/2037	1,423,437
	17,950,000	Valero Energy Partners L.P. 4.38%, 12/15/2026	18,766,933
		Williams Partners L.P.
	18,685,000	3.75%, 06/15/2027	18,746,465
	5,435,000	4.00%, 11/15/2021	5,683,324
	2,015,000	4.13%, 11/15/2020	2,102,437
	1,160,000	4.30%, 03/04/2024	1,228,497
	5,155,000	4.50%, 11/15/2023	5,509,871
	1,300,000	5.10%, 09/15/2045	1,392,737
	970,000	5.40%, 03/04/2044	1,067,449
	2,750,000	6.30%, 04/15/2040	3,346,110

			279,960,554

		Real Estate Investment Trusts - 0.3%
	14,690,000	American Tower Corp. 2.25%, 01/15/2022	14,385,059
		Crown Castle International Corp.
	13,000,000	3.20%, 09/01/2024	12,918,176
	625,000	3.40%, 02/15/2021	642,433
	605,000	3.70%, 06/15/2026	606,772
	5,250,000	Duke Realty L.P. 3.88%, 02/15/2021	5,469,037
	1,385,000	Equinix, Inc. 5.88%, 01/15/2026	1,500,994
	2,075,000	Kimco Realty Corp. 4.25%, 04/01/2045	2,002,178
	3,975,000	Ventas Realty L.P. / Ventas Capital Corp. 3.25%, 08/15/2022	4,034,268

			41,558,917

		Retail - 0.8%
	6,890,000	1011778 BC ULC / New Red Finance, Inc. 5.00%, 10/15/2025(6)	7,019,188
	4,115,000	AutoNation, Inc. 3.35%, 01/15/2021	4,192,378
	1,675,000	Beacon Escrow Corp. 4.88%, 11/01/2025(6)	1,695,435
	2,930,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	3,028,887
		CVS Health Corp.
	5,330,000	2.75%, 12/01/2022	5,307,015
	5,575,000	3.50%, 07/20/2022	5,746,653
	4,000,000	4.00%, 12/05/2023	4,225,889
	10,120,000	5.13%, 07/20/2045	11,308,390
		CVS Pass-Through Trust
	13,275	6.04%, 12/10/2028	14,952
	29,249	6.94%, 01/10/2030	34,738
		Ferrellgas L.P. / Ferrellgas Finance Corp.
	466,000	6.50%, 05/01/2021	442,700
	1,140,000	6.75%, 01/15/2022	1,080,150
	1,112,000	6.75%, 06/15/2023	1,034,160

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Retail - 0.8% - (continued)
		Home Depot, Inc.
$	4,087,000	3.50%, 09/15/2056	$3,790,456
	7,230,000	4.25%, 04/01/2046	7,779,089
	1,265,000	4.88%, 02/15/2044	1,476,521
	2,050,000	5.88%, 12/16/2036	2,706,319
		Lowe’s Cos., Inc.
	4,715,000	3.70%, 04/15/2046	4,602,878
	1,185,000	4.05%, 05/03/2047	1,222,114
	9,030,000	McDonald’s Corp. 4.60%, 05/26/2045	9,900,567
	2,240,000	Party City Holdings, Inc. 6.13%, 08/15/2023(6)	2,324,000
	1,410,000	Staples, Inc. 8.50%, 09/15/2025(6)	1,244,325
	4,105,000	United Rentals North America, Inc. 4.88%, 01/15/2028	4,125,525
	2,050,000	Wal-Mart Stores, Inc. 3.63%, 12/15/2047	2,095,512
	4,935,000	Walgreens Boots Alliance, Inc. 3.45%, 06/01/2026	4,854,465

			91,252,306

		Semiconductors - 0.7%
		Applied Materials, Inc.
	3,945,000	3.30%, 04/01/2027	4,034,695
	2,825,000	4.35%, 04/01/2047	3,086,684
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
	14,275,000	3.50%, 01/15/2028(6)	14,191,701
	18,455,000	3.63%, 01/15/2024(6)	19,060,896
	10,455,000	3.88%, 01/15/2027(6)	10,756,358
	2,710,000	Entegris, Inc. 6.00%, 04/01/2022(6)	2,831,950
		Intel Corp.
	4,480,000	2.88%, 05/11/2024	4,528,313
	1,700,000	4.10%, 05/19/2046	1,810,354
	3,630,000	4.90%, 07/29/2045	4,313,762
	3,165,000	Micron Technology, Inc. 5.50%, 02/01/2025	3,362,813
		NXP B.V. / NXP Funding LLC
	3,375,000	3.88%, 09/01/2022(6)	3,505,781
	1,705,000	4.13%, 06/15/2020(6)	1,775,331
	3,225,000	QUALCOMM, Inc. 4.30%, 05/20/2047	3,260,862
		Sensata Technologies B.V.
	1,440,000	5.00%, 10/01/2025(6)	1,526,400
	1,475,000	5.63%, 11/01/2024(6)	1,637,250

			79,683,150

		Software - 0.9%
	1,876,000	Camelot Finance S.A. 7.88%, 10/15/2024(6)	2,016,700
	1,675,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(6)	1,712,687
		Fidelity National Information Services, Inc.
	12,215,000	3.00%, 08/15/2026	11,852,914
	5,390,000	4.50%, 08/15/2046	5,582,299
		First Data Corp.
	4,490,000	5.38%, 08/15/2023(6)	4,675,212
	2,910,000	5.75%, 01/15/2024(6)	3,044,587
	2,180,000	7.00%, 12/01/2023(6)	2,332,644

The accompanying notes are an integral part of these financial statements.

72

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Software - 0.9% - (continued)
$	510,000	Infor Software Parent LLC (cash) 7.13%, 05/01/2021(6)(9)	$524,025
		Infor U.S., Inc.
	155,000	5.75%, 08/15/2020(6)	159,650
	3,650,000	6.50%, 05/15/2022	3,805,125
		Microsoft Corp.
	275,000	3.13%, 11/03/2025	282,703
	10,115,000	3.30%, 02/06/2027	10,466,381
	3,805,000	3.50%, 02/12/2035	3,883,873
	7,750,000	3.70%, 08/08/2046	7,781,045
	1,980,000	3.75%, 02/12/2045	2,007,757
	6,750,000	3.95%, 08/08/2056	6,926,514
	3,065,000	4.10%, 02/06/2037	3,351,190
	5,190,000	4.25%, 02/06/2047	5,719,277
	6,030,000	4.45%, 11/03/2045	6,867,227
	775,000	4.75%, 11/03/2055	908,843
		Oracle Corp.
	8,000,000	2.65%, 07/15/2026	7,849,558
	2,100,000	3.85%, 07/15/2036	2,196,019
	10,105,000	3.90%, 05/15/2035	10,596,569
	4,300,000	6.50%, 04/15/2038	6,102,702
	1,470,000	Workday, Inc. 0.25%, 10/01/2022(6)	1,485,619

			112,131,120

		Telecommunications - 2.3%
		Altice Financing S.A.
	1,625,000	6.50%, 01/15/2022(6)	1,681,875
	1,715,000	6.63%, 02/15/2023(6)	1,807,782
	3,280,000	7.50%, 05/15/2026(6)	3,595,700
		AT&T, Inc.
	2,825,000	3.00%, 06/30/2022	2,859,157
	15,130,000	3.40%, 08/14/2024	15,117,757
	18,120,000	3.60%, 02/17/2023	18,762,001
	4,385,000	3.80%, 03/01/2024	4,499,615
	36,520,000	3.90%, 08/14/2027	36,373,920
	1,650,000	4.30%, 12/15/2042	1,508,162
	1,725,000	4.50%, 05/15/2035	1,681,409
	1,735,000	4.55%, 03/09/2049	1,571,215
	10,330,000	4.75%, 05/15/2046	9,744,035
	7,600,000	4.80%, 06/15/2044	7,290,050
	16,170,000	4.90%, 08/14/2037	16,135,650
	6,975,000	5.15%, 03/15/2042	6,990,726
	11,750,000	5.15%, 02/14/2050	11,582,902
	2,360,000	Cisco Systems, Inc. 5.50%, 01/15/2040	3,037,420
	1,250,000	Deutsche Telekom International Finance B.V. 8.75%, 06/15/2030	1,832,735
	1,545,000	Level 3 Financing, Inc. 5.38%, 08/15/2022	1,591,783
		Nokia Oyj
	305,000	3.38%, 06/12/2022	303,856
	5,175,000	4.38%, 06/12/2027	5,175,000
	1,090,000	Sprint Capital Corp. 6.88%, 11/15/2028	1,162,894
	2,110,000	Sprint Communications, Inc. 7.00%, 03/01/2020(6)	2,289,350
		Sprint Corp.
	4,648,000	7.13%, 06/15/2024	5,024,209
	3,180,000	7.25%, 09/15/2021	3,466,200

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.4% - (continued)
		Telecommunications - 2.3% - (continued)
$	85,000	7.63%, 02/15/2025	$93,181
	4,212,000	7.88%, 09/15/2023	4,706,910
		Telefonica Emisiones SAU
	12,935,000	4.10%, 03/08/2027	13,326,201
	2,875,000	7.05%, 06/20/2036	3,847,674
		Verizon Communications, Inc.
	16,520,000	2.95%, 03/15/2022	16,778,283
	12,980,000	3.13%, 03/16/2022	13,262,936
	3,634,000	3.38%, 02/15/2025(6)	3,655,989
	13,965,000	4.50%, 08/10/2033	14,378,328
	8,817,000	4.52%, 09/15/2048	8,423,761
	5,633,000	4.67%, 03/15/2055	5,353,256
	5,670,000	4.81%, 03/15/2039	5,824,678
	7,819,000	4.86%, 08/21/2046	7,889,754
	6,845,000	5.01%, 04/15/2049	6,987,335
	7,285,000	5.25%, 03/16/2037	7,960,678

			277,574,367

		Transportation - 0.9%
		Burlington Northern Santa Fe LLC
	6,435,000	4.13%, 06/15/2047	6,868,196
	8,215,000	4.55%, 09/01/2044	9,248,081
	1,415,000	Canadian Pacific Railway Co. 4.50%, 01/15/2022	1,514,525
		CSX Corp.
	7,315,000	2.60%, 11/01/2026	7,010,257
	19,250,000	3.25%, 06/01/2027	19,283,693
	980,000	3.80%, 11/01/2046	956,910
	1,615,000	4.10%, 03/15/2044	1,642,592
	1,000,000	4.75%, 05/30/2042	1,102,757
		FedEx Corp.
	4,900,000	3.88%, 08/01/2042	4,776,922
	895,000	4.10%, 02/01/2045	889,847
	6,480,000	4.40%, 01/15/2047	6,739,800
	1,640,000	4.55%, 04/01/2046	1,746,440
	3,160,000	4.75%, 11/15/2045	3,445,757
	1,310,000	Hertz Corp. 7.63%, 06/01/2022(6)	1,365,937
		Norfolk Southern Corp.
	4,355,000	2.90%, 06/15/2026	4,310,333
	3,734,000	4.65%, 01/15/2046	4,190,665
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	11,745,000	3.40%, 11/15/2026(6)	11,639,895
	9,895,000	4.88%, 07/11/2022(6)	10,776,742
		Russian Railways via RZD Capital plc
EUR	340,000	4.60%, 03/06/2023(10)	453,088
$	2,615,000	5.70%, 04/05/2022(10)	2,837,798
		Union Pacific Corp.
	2,325,000	3.80%, 10/01/2051	2,303,809
	1,970,000	4.38%, 11/15/2065	2,094,296

			105,198,340

		Trucking & Leasing - 0.2%
	18,055,000	Aviation Capital Group LLC 3.50%, 11/01/2027(6)	17,820,192

		Total Corporate Bonds (cost $5,071,243,471)	$5,200,147,522

The accompanying notes are an integral part of these financial statements.

73

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.7%
		Angola - 0.0%
$	200,000	Angolan Government International Bond 9.50%, 11/12/2025(10)	$218,000

		Argentina - 0.5%
		Argentine Republic Government International Bond
EUR	8,585,000	2.26%, 12/31/2038(5)	7,110,166
$	11,245,000	2.50%, 12/31/2038(5)	8,079,532
	1,000,000	6.25%, 04/22/2019	1,047,000
	3,350,000	6.88%, 04/22/2021	3,651,500
	10,945,000	6.88%, 01/26/2027	11,930,050
	7,050,000	7.50%, 04/22/2026	7,966,500
	595,000	7.63%, 04/22/2046	666,400
EUR	1,183,449	7.82%, 12/31/2033	1,569,950
$	4,409,410	8.28%, 12/31/2033	5,057,593
		City of Buenos Aires Argentina
	1,350,000	7.50%, 06/01/2027(6)	1,508,125
	2,326,000	8.95%, 02/19/2021(6)	2,590,699
	310,000	8.95%, 02/19/2021(10)	345,278
		Provincia de Buenos Aires
	1,065,000	7.88%, 06/15/2027(6)	1,180,553
	840,000	9.13%, 03/16/2024(6)	978,600
	450,000	9.95%, 06/09/2021(6)	523,193
	425,000	Provincia de Cordoba 7.13%, 06/10/2021(6)	458,528
	225,000	Provincia del Chubut Argentina 7.75%, 07/26/2026(6)	237,438

			54,901,105

		Azerbaijan - 0.1%
		Republic of Azerbaijan International Bond
	1,370,000	3.50%, 09/01/2032(6)	1,179,912
	1,070,000	3.50%, 09/01/2032(10)	921,538
	4,300,000	4.75%, 03/18/2024(10)	4,422,937
	755,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(10)	853,180

			7,377,567

		Brazil - 0.2%
		Brazil Minas SPE via State of Minas Gerais
	335,000	5.33%, 02/15/2028(6)	340,863
	1,195,000	5.33%, 02/15/2028(10)	1,215,912
BRL	4,255,480	Brazil Notas do Tesouro Nacional 6.00%, 08/15/2050(13)	1,444,557
		Brazilian Government International Bond
$	1,265,000	4.25%, 01/07/2025	1,283,975
	14,977,000	4.63%, 01/13/2028	14,872,161
	4,094,000	5.00%, 01/27/2045	3,788,519
	594,000	5.63%, 02/21/2047	605,286
	540,000	7.13%, 01/20/2037	645,030
	121,389	8.00%, 01/15/2018	123,374
	2,944,000	8.25%, 01/20/2034	3,825,728

			28,145,405

		Bulgaria - 0.0%
EUR	3,660,000	Bulgaria Government International Bond 3.13%, 03/26/2035(10)	4,683,289

		Cayman Islands - 0.0%
$	2,775,000	KSA Sukuk Ltd. 2.89%, 04/20/2022(6)	2,778,053

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.7% - (continued)
		Colombia - 0.2%
		Colombia Government International Bond
$	12,795,000	3.88%, 04/25/2027	$12,878,167
	200,000	4.00%, 02/26/2024	208,200
	8,325,000	5.00%, 06/15/2045	8,564,344
COP	1,450,000,000	7.75%, 04/14/2021	507,033
	10,000,000	9.85%, 06/28/2027	4,128
$	85,000	10.38%, 01/28/2033	132,175

			22,294,047

		Costa Rica - 0.0%
		Costa Rica Government International Bond
	400,000	5.63%, 04/30/2043(10)	359,000
	900,000	7.00%, 04/04/2044(10)	938,250
	785,000	7.16%, 03/12/2045(10)	834,063

			2,131,313

		Croatia - 0.1%
		Croatia Government International Bond
EUR	6,815,000	3.00%, 03/11/2025(10)	8,474,295
	1,555,000	3.00%, 03/20/2027(10)	1,896,706
	270,000	3.88%, 05/30/2022(10)	352,474
$	460,000	6.00%, 01/26/2024(10)	523,825
	3,795,000	6.38%, 03/24/2021(10)	4,188,731
	1,750,000	6.63%, 07/14/2020(10)	1,915,840

			17,351,871

		Dominican Republic - 0.1%
		Dominican Republic International Bond
	1,840,000	5.50%, 01/27/2025(6)	1,952,700
	2,780,000	5.88%, 04/18/2024(10)	3,026,725
	595,000	6.60%, 01/28/2024(6)	671,606
	130,000	6.60%, 01/28/2024(10)	146,738
	143,000	6.85%, 01/27/2045(10)	159,445
	1,020,000	6.88%, 01/29/2026(6)	1,165,687
	1,457,000	7.45%, 04/30/2044(10)	1,730,187

			8,853,088

		Ghana - 0.0%
		Ghana Government International Bond
	1,565,000	8.13%, 01/18/2026(10)	1,698,025
	841,000	9.25%, 09/15/2022(6)	949,321
	850,000	10.75%, 10/14/2030(6)	1,132,540

			3,779,886

		Honduras - 0.0%
	710,000	Honduras Government International Bond 6.25%, 01/19/2027(6)	765,643

		Hungary - 0.3%
		Hungary Government International Bond
	7,746,000	5.38%, 02/21/2023	8,675,520
	6,718,000	5.75%, 11/22/2023	7,721,710
	4,189,000	6.25%, 01/29/2020	4,539,711
	15,360,000	6.38%, 03/29/2021	17,184,000

			38,120,941

		Indonesia - 0.4%
		Indonesia Government International Bond
	1,371,000	3.70%, 01/08/2022(6)	1,423,014
EUR	660,000	3.75%, 06/14/2028(6)	870,974
	1,435,000	3.75%, 06/14/2028(10)	1,893,709

The accompanying notes are an integral part of these financial statements.

74

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.7% - (continued)
		Indonesia - 0.4% - (continued)
$	1,965,000	3.85%, 07/18/2027(6)	$2,023,616
	1,255,000	4.35%, 01/08/2027(10)	1,330,826
	1,700,000	4.75%, 01/08/2026(10)	1,853,330
	530,000	4.75%, 07/18/2047(6)	560,927
	1,570,000	5.13%, 01/15/2045(10)	1,742,183
	600,000	5.25%, 01/08/2047(6)	677,387
	6,079,000	5.88%, 01/15/2024(10)	6,979,482
	696,000	6.63%, 02/17/2037(10)	894,329
	4,100,000	7.75%, 01/17/2038(10)	5,856,264
	9,027,000	8.50%, 10/12/2035(10)	13,506,342
		Perusahaan Penerbit SBSN Indonesia III
	1,270,000	3.40%, 03/29/2022(6)	1,294,765
	1,270,000	4.15%, 03/29/2027(6)	1,309,370

			42,216,518

		Israel - 0.0%
	1,200,000	Israel Government International Bond 4.50%, 01/30/2043	1,283,328

		Ivory Coast - 0.1%
		Ivory Coast Government International Bond
	510,000	5.38%, 07/23/2024(10)	514,845
	101,325	5.75%, 12/31/2032(5)(10)	99,898
	2,145,000	6.13%, 06/15/2033(6)	2,115,185
	1,505,000	6.13%, 06/15/2033(10)	1,484,081
	2,005,000	6.38%, 03/03/2028(10)	2,081,783

			6,295,792

		Jordan - 0.0%
	510,000	Jordan Government International Bond 7.38%, 10/10/2047(6)	533,715

		Mexico - 0.3%
		Mexican Bonos
MXN	25,066,100	6.50%, 06/09/2022	1,278,921
	23,357,200	8.00%, 12/07/2023	1,272,078
		Mexico Government International Bond
EUR	1,575,000	3.38%, 02/23/2031	2,027,275
	1,450,000	4.00%, 03/15/2115	1,582,116
$	3,238,000	4.15%, 03/28/2027	3,365,901
	1,820,000	4.35%, 01/15/2047	1,713,530
	16,226,000	4.75%, 03/08/2044	16,177,322
	2,430,000	5.75%, 10/12/2110	2,545,425
	2,138,000	6.05%, 01/11/2040	2,503,598

			32,466,166

		Mongolia - 0.0%
	775,000	Mongolia Government International Bond 5.63%, 05/01/2023(6)	777,021

		Morocco - 0.0%
	556,000	Morocco Government International Bond 5.50%, 12/11/2042(10)	620,558

		Nigeria - 0.0%
		Nigeria Government International Bond
	926,000	7.88%, 02/16/2032(6)	1,017,192
	1,425,000	7.88%, 02/16/2032(10)	1,565,334

			2,582,526

		Oman - 0.2%
		Oman Government International Bond
	1,350,000	3.63%, 06/15/2021(10)	1,357,576
	990,000	3.88%, 03/08/2022(6)	998,663

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.7% - (continued)
		Oman - 0.2% - (continued)
$	1,535,000	5.38%, 03/08/2027(10)	$1,575,503
	5,975,000	5.38%, 03/08/2027(6)	6,132,656
	7,615,000	6.50%, 03/08/2047(6)	7,837,297

			17,901,695

		Panama - 0.0%
	2,430,000	Panama Government International Bond 9.38%, 04/01/2029	3,651,075

		Paraguay - 0.0%
	1,080,000	Paraguay Government International Bond 4.70%, 03/27/2027(6)	1,134,000

		Peru - 0.0%
		Peru Government Bond
PEN	3,325,000	5.20%, 09/12/2023	1,061,700
	2,295,000	6.95%, 08/12/2031	792,015

			1,853,715

		Qatar - 0.2%
		Qatar Government International Bond
$	5,575,000	2.38%, 06/02/2021(10)	5,452,350
	5,000,000	5.25%, 01/20/2020(6)	5,287,500
	8,125,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(10)	8,536,775

			19,276,625

		Romania - 0.1%
EUR	5,187,000	Romanian Government International Bond 3.88%, 10/29/2035(10)	6,523,446

		Russia - 0.4%
RUB	184,110,000	Russian Federal Bond - OFZ 8.50%, 09/17/2031	3,407,987
		Russian Foreign Bond - Eurobond
$	2,200,000	4.25%, 06/23/2027(6)	2,242,174
	1,000,000	4.75%, 05/27/2026(10)	1,055,560
	3,600,000	4.88%, 09/16/2023(10)	3,915,778
	15,300,000	5.00%, 04/29/2020(10)	16,179,689
	4,600,000	5.25%, 06/23/2047(6)	4,709,250
	8,800,000	5.25%, 06/23/2047(10)	9,009,000
	3,800,000	5.63%, 04/04/2042(10)	4,191,096
	600,000	5.88%, 09/16/2043(10)	685,267

			45,395,801

		Saudi Arabia - 0.2%
		Saudi Government International Bond
	1,165,000	2.38%, 10/26/2021(6)	1,145,242
	2,735,000	2.88%, 03/04/2023(6)	2,724,060
	15,325,000	3.63%, 03/04/2028(6)	15,210,062
	8,030,000	4.63%, 10/04/2047(6)	8,218,512

			27,297,876

		Senegal - 0.0%
		Senegal Government International Bond
	485,000	6.25%, 07/30/2024(10)	521,035
	1,035,000	6.25%, 05/23/2033(6)	1,069,828
	495,000	6.25%, 05/23/2033(10)	511,657

			2,102,520

		South Africa - 0.1%
ZAR	49,900,000	Republic of South Africa Government Bond 6.25%, 03/31/2036	2,435,289

The accompanying notes are an integral part of these financial statements.

75

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.7% - (continued)
		South Africa - 0.1% - (continued)
		Republic of South Africa Government International Bond
$	4,935,000	4.85%, 09/27/2027	$4,817,152
	660,000	5.00%, 10/12/2046	587,213
		South Africa Government International Bond
	2,355,000	4.30%, 10/12/2028	2,178,375
	1,520,000	5.88%, 09/16/2025	1,620,244

			11,638,273

		Sri Lanka - 0.0%
		Sri Lanka Government International Bond
	1,670,000	6.20%, 05/11/2027(6)	1,774,789
	761,000	6.83%, 07/18/2026(6)	843,834
	515,000	6.85%, 11/03/2025(10)	571,642

			3,190,265

		Tajikistan - 0.0%
	835,000	Republic of Tajikistan International Bond 7.13%, 09/14/2027(6)	802,854

		Tunisia - 0.0%
		Banque Centrale de Tunisie International Bond
EUR	1,200,000	5.63%, 02/17/2024(10)	1,484,730
$	1,665,000	5.75%, 01/30/2025(10)	1,650,834

			3,135,564

		Turkey - 0.5%
		Turkey Government International Bond
	2,525,000	3.25%, 03/23/2023	2,380,721
	2,195,000	4.88%, 10/09/2026	2,143,488
	4,180,000	4.88%, 04/16/2043	3,604,439
	969,000	5.63%, 03/30/2021	1,021,394
	14,980,000	5.75%, 03/22/2024	15,774,180
	7,190,000	6.00%, 03/25/2027	7,572,508
	8,605,000	6.00%, 01/14/2041	8,602,797
	1,420,000	6.63%, 02/17/2045	1,516,594
	2,680,000	6.75%, 04/03/2018	2,725,088
	1,233,000	6.88%, 03/17/2036	1,357,928
	2,780,000	7.00%, 03/11/2019	2,927,340
	3,845,000	7.00%, 06/05/2020	4,164,212
	3,372,000	7.38%, 02/05/2025	3,865,580

			57,656,269

		Ukraine - 0.2%
		Ukraine Government International Bond
	4,480,000	7.38%, 09/25/2032(6)	4,416,707
	1,502,000	7.75%, 09/01/2021(6)	1,603,445
	1,120,000	7.75%, 09/01/2022(6)	1,196,951
	550,000	7.75%, 09/01/2022(10)	587,788
	620,000	7.75%, 09/01/2023(6)	658,000
	1,580,000	7.75%, 09/01/2023(10)	1,676,838
	2,830,000	7.75%, 09/01/2025(10)	2,943,313
	510,000	7.75%, 09/01/2026(10)	525,841
	620,000	7.75%, 09/01/2026(6)	639,257
	1,467,000	7.75%, 09/01/2027(6)	1,511,124
	5,300,000	7.75%, 09/01/2027(10)	5,459,413

			21,218,677

		United Arab Emirates - 0.3%
		Abu Dhabi Government International Bond
	14,480,000	2.50%, 10/11/2022(6)	14,385,880

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.7% - (continued)
		United Arab Emirates - 0.3% - (continued)
$	11,880,000	3.13%, 10/11/2027(6)	$11,730,930
	11,085,000	4.13%, 10/11/2047(6)	10,985,235

			37,102,045

		Uruguay - 0.0%
		Uruguay Government International Bond
	32,000	5.10%, 06/18/2050	34,320
	175,000	7.88%, 01/15/2033	248,062
UYU	10,910,000	8.50%, 03/15/2028(6)	378,560
	10,995,000	9.88%, 06/20/2022(6)	401,166

			1,062,108

		Venezuela - 0.2%
		Venezuela Government International Bond
	345,000	6.00%, 12/09/2020(10)	135,413
	1,015,000	7.00%, 12/01/2018(10)	631,838
	3,170,000	7.00%, 03/31/2038(10)	1,030,250
	5,285,000	7.65%, 04/21/2025(10)	1,757,262
	4,765,000	7.75%, 10/13/2019(10)	2,227,637
	11,205,000	8.25%, 10/13/2024(10)	3,781,687
	11,937,200	9.00%, 05/07/2023(10)	4,088,491
	12,825,000	9.25%, 05/07/2028(10)	4,232,250

			17,884,828

		Zambia - 0.0%
	1,550,000	Zambia Government International Bond 8.97%, 07/30/2027(10)	1,689,810

		Total Foreign Government Obligations (cost $547,117,290)	$558,693,278

MUNICIPAL BONDS - 0.4%
		Development - 0.2%
		California State, GO Taxable
	725,000	7.30%, 10/01/2039	$1,069,701
	13,785,000	7.60%, 11/01/2040	21,632,939
	2,775,000	7.63%, 03/01/2040	4,268,616

			26,971,256

		General - 0.0%
	2,280,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	3,027,840

		General Obligation - 0.1%
	2,795,000	California State, GO Taxable 7.55%, 04/01/2039	4,308,716
	13,425,000	Illinois State, GO 5.67%, 03/01/2018	13,576,031

			17,884,747

		Transportation - 0.1%
		Port Auth of New York & New Jersey
	1,850,000	4.46%, 10/01/2062	2,072,185
	15,000	4.93%, 10/01/2051	18,051
	4,165,000	5.31%, 08/01/2046	4,640,101

			6,730,337

		Total Municipal Bonds (cost $51,562,231)	$54,614,180

The accompanying notes are an integral part of these financial statements.

76

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 0.1%(14)
		Chemicals - 0.0%
$	860,000	Diamond (BC) B.V. 3 mo. LIBOR + 3.000%, 4.32%, 09/06/2024(4)	$863,380

		Healthcare-Products - 0.0%
	2,081,953	INC Research LLC 1 mo. LIBOR + 2.250%, 3.49%, 08/01/2024(4)	2,092,696

		Internet - 0.0%
	1,038,778	Lands’ End, Inc. 1 mo. LIBOR + 3.250%, 4.49%, 04/04/2021(4)	866,081

		Leisure Time - 0.1%
	3,645,000	Golden Entertainment, Inc. 0.00%, 08/15/2024(8)(15)	3,646,531

		Machinery-Diversified - 0.0%
	1,326,092	Gardner Denver, Inc. 3 mo. LIBOR + 2.750%, 4.08%, 07/30/2024(4)	1,333,292

		Total Senior Floating Rate Interests (cost $8,916,036)	$8,801,980

U.S. GOVERNMENT SECURITIES - 0.3%
		U.S. Treasury Securities - 0.3%
		U.S. Treasury Bonds - 0.3%
$	25,000,000	U.S. Treasury Bonds 4.38%, 02/15/2038	$31,650,391

		Total U.S. Government Securities (cost $31,586,498)	$31,650,391

CONVERTIBLE BONDS - 0.1%
		Commercial Services - 0.0%
	1,200,000	Cardtronics, Inc. 1.00%, 12/01/2020	$1,107,000

		Diversified Financial Services - 0.0%
	680,000	Blackhawk Network Holdings, Inc. 1.50%, 01/15/2022	680,425

		Home Builders - 0.0%
	180,000	M/I Homes, Inc. 3.00%, 03/01/2018	192,375

		Media - 0.1%
	705,000	Liberty Media Corp-Liberty Formula One 1.00%, 01/30/2023(6)	840,712
	2,080,000	DISH Network Corp. 3.38%, 08/15/2026	2,237,300

			3,078,012

		Oil & Gas - 0.0%
	1,415,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	222,863
	196,000	PDC Energy, Inc. 1.13%, 09/15/2021	191,345

			414,208

Shares or Principal Amount			Market Value†
CONVERTIBLE BONDS - 0.1% - (continued)
		Semiconductors - 0.0%
		Microchip Technology, Inc.
$	40,000	1.63%, 02/15/2025	$73,525
	963,000	1.63%, 02/15/2027(6)	1,212,778
	1,004,000	2.25%, 02/15/2037(6)	1,272,570

			2,558,873

		Software - 0.0%
	1,364,000	ServiceNow, Inc. 0.00%, 06/01/2022(6)(16)	1,529,385

		Total Convertible Bonds (cost $10,382,174)	$9,560,278

		Total Long-Term Investments (cost $10,388,469,250)	$11,440,669,368

SHORT-TERM INVESTMENTS - 4.4%
		Other Investment Pools & Funds - 4.4%
	526,921,371	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(17)	$526,921,371

		Total Short-Term Investments (cost $526,921,371)	$526,921,371

Total Investments (cost $10,915,390,621)	100.0%	$11,967,590,739
Other Assets and Liabilities	0.0%	(1,413,211)

Total Net Assets	100.0%	$11,966,177,528

The accompanying notes are an integral part of these financial statements.

77

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $4, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $4, which represents 0.0% of total net assets.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $1,119,671,710, which represented 9.4% of total net assets.

(7)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(8)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $11,405,949 at October 31, 2017.

(9)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(10)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $208,715,830, which represented 1.7% of total net assets.

(11)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(12)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(13)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(14)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(15)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(16)	Security is a zero-coupon bond.

(17)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

78

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value† and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	703	12/29/2017	$151,397,641	$(616,154)
U.S. Treasury 5-Year Note Future	6,129	12/29/2017	718,242,188	(5,896,965)
U.S. Treasury Long Bond Future	387	12/19/2017	59,005,406	(29,275)

Total				$(6,542,394)

Short position contracts:
Euro BUXL 30-Year Bond Future	52	12/07/2017	10,062,250	$(34,712)
Euro-BOBL Future	32	12/07/2017	4,912,124	(8,046)
Euro-Bund Future	101	12/07/2017	19,147,505	(77,713)
U.S. Treasury 10-Year Note Future	7,024	12/19/2017	877,561,000	11,651,523
U.S. Treasury Ultra Long Term Bond Future	45	12/19/2017	7,415,156	(6,676)

Total				$11,524,376

Total futures contracts				$4,981,982

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity		Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.27	USD	29,720,000	(1.00%)	12/20/22	Quarterly	$1,278,312	$986,083	$(292,229)

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.29	USD	7,140,000	5.00%	12/20/22	Quarterly	$516,320	$623,524	$107,204

Total						$1,794,632	$1,609,607	$(185,025)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,930,000	BRL	1,516,923	USD	DEUT	12/04/17	$—	$(16,704)
18,902,000	CNH	2,878,331	USD	JPM	12/20/17	—	(37,940)
50,960,000	EGP	2,732,440	USD	CBK	04/26/18	14,576	—
150,000	EUR	175,304	USD	UBS	12/20/17	—	(56)
183,000	EUR	216,977	USD	JPM	12/20/17	—	(3,175)
286,000	EUR	338,877	USD	SSG	12/20/17	—	(4,738)
2,675,000	EUR	3,131,722	USD	DEUT	12/20/17	—	(6,470)
518,000	EUR	622,161	USD	CSFB	12/20/17	—	(16,972)
1,013,000	EUR	1,222,002	USD	UBS	12/20/17	—	(38,496)
6,923,000	EUR	8,299,002	USD	DEUT	12/20/17	—	(210,733)
89,850,000	INR	1,392,246	USD	BCLY	12/20/17	—	(13,959)
5,155,000	PLN	1,446,530	USD	SCB	12/20/17	—	(29,899)
4,895,000	TRY	1,387,727	USD	BOA	12/20/17	—	(116,566)
1,536,975	USD	4,930,000	BRL	DEUT	12/04/17	36,756	—
519,031	USD	1,534,903,000	COP	CBK	12/20/17	16,887	—
9,352,653	USD	7,907,000	EUR	DEUT	11/30/17	126,927	—
53,230,358	USD	44,391,000	EUR	CBK	12/20/17	1,367,532	—
398,111	USD	335,000	EUR	MSC	12/20/17	6,725	—

The accompanying notes are an integral part of these financial statements.

79

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
735,941	USD	630,000	EUR	UBS	12/20/17	$—	$(100)
20,969	USD	16,000	GBP	SSG	11/30/17	—	(300)
2,007,791	USD	37,800,000	MXN	SSG	12/20/17	53,487	—
669,563	USD	12,600,000	MXN	BNP	12/20/17	18,128	—
472,475	USD	1,532,000	PEN	CBK	12/20/17	2,279	—
1,770,873	USD	103,295,000	RUB	GSC	12/20/17	20,874	—
1,276,951	USD	4,895,000	TRY	HSBC	12/20/17	5,790	—
1,369,413	USD	18,069,000	ZAR	BCLY	12/20/17	102,605	—
1,124,724	USD	16,150,000	ZAR	GSC	12/20/17	—	(7,543)

Total						$1,772,566	$(503,651)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CNH	Chinese Renminbi
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
INR	Indian Rupee
MXN	Mexican Peso
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
ADR	American Depositary Receipt
CJSC	Closed Joint Stock Company
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
EM	Emerging Markets
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
PAC	Planned Amortization Class
PJSC	Private Joint Stock Company

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

80

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$693,651,169	$693,651,169	$—	$—
Capital Goods	328,043,260	328,043,260	—	—
Consumer Durables & Apparel	81,315,470	81,315,470	—	—
Consumer Services	28,900,633	28,900,633	—	—
Diversified Financials	160,482,084	160,482,084	—	—
Energy	812,340,703	812,247,386	93,317	—
Food, Beverage & Tobacco	456,632,656	372,869,119	83,763,537	—
Health Care Equipment & Services	59,583,753	59,583,753	—	—
Household & Personal Products	139,545,631	139,545,631	—	—
Insurance	236,943,647	236,943,647	—	—
Materials	298,300,111	298,300,111	—	—
Pharmaceuticals, Biotechnology & Life Sciences	729,831,347	596,479,496	133,351,851	—
Retailing	94,337,676	94,337,676	—	—
Semiconductors & Semiconductor Equipment	366,099,258	366,099,258	—	—
Software & Services	112,486,643	112,486,643	—	—
Technology Hardware & Equipment	182,843,471	182,843,471	—	—
Telecommunication Services	173,690,897	173,690,897	—	—
Transportation	127,494,848	127,494,848	—	—
Utilities	414,100,801	414,100,797	—	4
Preferred Stocks	774,670	774,670	—	—
Asset & Commercial Mortgage Backed Securities	79,803,011	—	79,803,011	—
Corporate Bonds	5,200,147,522	—	5,200,147,522	—
Foreign Government Obligations	558,693,278	—	558,693,278	—
Municipal Bonds	54,614,180	—	54,614,180	—
Senior Floating Rate Interests	8,801,980	—	8,801,980	—
U.S. Government Securities	31,650,391	—	31,650,391	—
Convertible Bonds	9,560,278	—	9,560,278	—
Short-Term Investments	526,921,371	526,921,371	—	—
Foreign Currency Contracts(2)	1,772,566	—	1,772,566	—
Futures Contracts(2)	11,651,523	11,651,523	—	—
Swaps - Credit Default(2)	107,204	—	107,204	—

Total	$11,981,122,032	$5,818,762,913	$6,162,359,115	$4

Liabilities
Foreign Currency Contracts(2)	$(503,651)	$—	$(503,651)	$—
Futures Contracts(2)	(6,669,541)	(6,669,541)	—	—
Swaps - Credit Default(2)	(292,229)	—	(292,229)	—

Total	$(7,465,421)	$(6,669,541)	$(795,880)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

81

The Hartford Checks and Balances Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.1%
	Domestic Equity Funds - 67.1%
13,707,351	The Hartford Capital Appreciation Fund, Class F*	$576,668,240
21,027,539	The Hartford Dividend and Growth Fund, Class F	574,682,646

	Total Domestic Equity Funds (cost $1,054,730,234)	$1,151,350,886

	Taxable Fixed Income Funds - 33.0%
54,147,603	The Hartford Total Return Bond Fund, Class F	566,383,925

	Total Taxable Fixed Income Funds (cost $558,403,342)	$566,383,925

	Total Affiliated Investment Companies (cost $1,613,133,576)	$1,717,734,811

	Total Long-Term Investments (cost $1,613,133,576)	$1,717,734,811

Total Investments (cost $1,613,133,576)	100.1%	$1,717,734,811
Other Assets and Liabilities	(0.1)%	(1,362,633)

Total Net Assets	100.0%	$1,716,372,178

The accompanying notes are an integral part of these financial statements.

82

The Hartford Checks and Balances Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

83

The Hartford Checks and Balances Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2 (1)	Level 3 (1)
Assets
Affiliated Investment Companies	$1,717,734,811	$1,717,734,811	$—	$—

Total	$1,717,734,811	$1,717,734,811	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

84

The Hartford Conservative Allocation Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.0%
	Alternative Funds - 6.0%
559,736	Hartford Real Total Return Fund, Class F*	$5,110,387
271,915	The Hartford Global Real Asset Fund, Class F*	2,550,559

	Total Alternative Funds (cost $7,449,532)	$7,660,946

	Domestic Equity Funds - 26.0%
355,579	Hartford Core Equity Fund, Class F*	10,180,232
180,111	Hartford Small Cap Core Fund, Class F*	2,550,369
495,347	The Hartford Equity Income Fund, Class F	10,174,434
53,519	The Hartford Growth Opportunities Fund, Class F*	2,571,595
245,564	The Hartford MidCap Fund, Class F*	7,649,332

	Total Domestic Equity Funds (cost $29,847,624)	$33,125,962

	International/Global Equity Funds - 8.0%
375,721	Hartford Schroders International Multi-Cap Value Fund, Class F	3,824,837
293,074	The Hartford International Opportunities Fund, Class F*	5,108,282
73,530	The Hartford International Small Company Fund, Class F*	1,280,888

	Total International/Global Equity Funds (cost $9,093,946)	$10,214,007

	Multi-Strategy Funds - 5.0%
525,724	The Hartford Global All-Asset Fund, Class F*	6,366,521

	Total Multi-Strategy Funds (cost $5,810,133)	$6,366,521

	Taxable Fixed Income Funds - 55.0%
455,622	The Hartford Inflation Plus Fund, Class F*	5,084,739
1,790,439	The Hartford Quality Bond Fund, Class F	17,832,769
1,030,415	The Hartford Short Duration Fund, Class F	10,190,805
1,268,366	The Hartford Strategic Income Fund, Class F	11,440,663
1,340,033	The Hartford Total Return Bond Fund, Class F	14,016,742
1,089,589	The Hartford World Bond Fund, Class F*	11,451,579

	Total Taxable Fixed Income Funds (cost $69,294,321)	$70,017,297

	Total Affiliated Investment Companies (cost $121,495,556)	$127,384,733

	Total Long-Term Investments (cost $121,495,556)	$127,384,733

Total Investments (cost $121,495,556)	100.0%	$127,384,733
Other Assets and Liabilities	0.0%	(50,021)

Total Net Assets	100.0%	$127,334,712

The accompanying notes are an integral part of these financial statements.

85

The Hartford Conservative Allocation Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

86

The Hartford Conservative Allocation Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Affiliated Investment Companies	$127,384,733	$127,384,733	$—	$—

Total	$127,384,733	$127,384,733	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

87

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.3%
		Canada - 0.0%
		Securitized Term Auto Receivables Trust
$	40,000	2.04%, 04/26/2021(1)	$40,000
	50,000	2.29%, 03/25/2022(1)	50,000

			90,000

		Cayman Islands - 0.4%
	250,000	BlueMountain CLO Ltd. 3 mo. USD LIBOR + 3.000%, 4.36%, 07/20/2026(1)(2)	251,652
	363,670	LCM XVII L.P. 3 mo. USD LIBOR + 1.350%, 2.71%, 10/15/2026(1)(2)	365,299
	250,000	Madison Park Funding Ltd. 3 mo. USD LIBOR + 1.500%, 2.87%, 01/27/2026(1)(2)	250,060
		Octagon Investment Partners Ltd.
	250,000	3 mo. USD LIBOR + 1.000%, 2.37%, 10/25/2025(1)(2)	251,642
	250,000	3 mo. USD LIBOR + 3.300%, 4.61%, 11/25/2025(1)(2)	253,075

			1,371,728

		United States - 4.9%
	190,000	245 Park Avenue Trust 3.66%, 06/05/2037(1)(3)	193,535
	225,000	280 Park Avenue Mortgage Trust 1 mo. LIBOR + 1.250%, 2.49%, 09/15/2034(1)(2)	225,070
	318,547	Alternative Loan Trust 5.25%, 08/25/2035	283,252
	160,000	American Credit Acceptance Receivables Trust 2.87%, 08/12/2022(1)	160,631
		AmeriCredit Automobile Receivables Trust
	65,000	2.21%, 05/10/2021	65,193
	10,101	2.72%, 09/09/2019	10,106
	50,000	Americredit Automobile Receivables Trust 2.74%, 12/08/2022	49,915
		AmeriCredit Automobile Receivables Trust
	95,000	2.89%, 01/10/2022	96,013
	50,000	3.65%, 05/09/2022	51,151
	86,386	Angel Oak Mortgage Trust LLC 2.48%, 07/25/2047(1)(3)	86,025
	150,000	Avant Loans Funding Trust 3.38%, 04/15/2021(1)(4)	149,993
	39,884	Banc of America Mortgage Trust 3.73%, 04/25/2034(2)	40,109
		Bayview Opportunity Master Fund Trust
	200,000	3.11%, 10/28/2032(1)	200,000
	100,919	1 mo. USD LIBOR + 2.150%, 3.39%, 10/25/2028(1)(2)	100,825
	145,876	3.50%, 01/28/2058(1)(3)	149,304
	88,913	4.00%, 10/28/2064(1)(3)	92,390
	288,989	Bear Stearns Asset Backed Securities I Trust 6.00%, 11/25/2035	317,041
	125,000	Cabela’s Credit Card Master Note Trust 2.71%, 02/17/2026(1)	126,104
		Capital Auto Receivables Asset Trust
	175,000	3.34%, 03/22/2021	177,991
	48,000	3.62%, 05/20/2021	49,121

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.3% - (continued)
		United States - 4.9% - (continued)
$	215,721	CIM Trust 3.00%, 04/25/2057(1)(3)	$217,211
		COLT Mortgage Loan Trust
	56,740	2.75%, 09/25/2046(1)(3)	57,521
	84,695	3.75%, 12/26/2046(1)(3)	86,864
		Connecticut Avenue Securities
	94,214	1 mo. USD LIBOR + 1.450%, 2.69%, 01/25/2029(2)	95,211
	222,873	1 mo. USD LIBOR + 5.000%, 6.24%, 07/25/2025(2)	246,273
	175,000	1 mo. USD LIBOR + 5.250%, 6.49%, 10/25/2023(2)	201,818
	100,000	CPS Auto Trust 2.43%, 01/18/2022(1)	99,901
	155,000	CSAIL Commercial Mortgage Trust 4.36%, 08/15/2048(2)	155,936
	146,250	DB Master Finance LLC 3.98%, 02/20/2045(1)	149,541
		Drive Auto Receivables Trust
	60,000	2.30%, 05/17/2021	59,999
	100,000	4.16%, 05/15/2024(1)	103,044
	62,025	Exeter Automobile Receivables Trust 2.05%, 12/15/2021(1)	62,050
		Fannie Mae Connecticut Avenue Securities
	91,725	1 mo. USD LIBOR + 0.850%, 2.09%, 11/25/2029(2)	92,052
	20,000	1 mo. USD LIBOR + 2.800%, 4.04%, 02/25/2030(2)	20,384
	30,000	1 mo. USD LIBOR + 3.600%, 4.84%, 01/25/2030(2)	28,679
	250,000	1 mo. USD LIBOR + 4.250%, 5.49%, 01/25/2029(2)	278,517
	99,000	1 mo. USD LIBOR + 4.350%, 5.59%, 05/25/2029(2)	108,332
	30,000	5.69%, 02/25/2030(2)	29,396
	168,047	1 mo. USD LIBOR + 5.000%, 6.24%, 07/25/2025(2)	183,711
	195,000	1 mo. USD LIBOR + 5.500%, 6.74%, 09/25/2029(2)	206,819
	99,995	1 mo. USD LIBOR + 9.500%, 10.74%, 05/25/2029(2)	118,633
	179,949	1 mo. USD LIBOR + 1.075%, 11.24%, 01/25/2029(2)	226,162
	49,963	1 mo. USD LIBOR + 12.75%, 13.99%, 10/25/2028(2)	69,704
		First Investors Auto Owner Trust
	60,000	2.65%, 11/15/2022(1)	59,805
	79,253	2.91%, 01/15/2020(1)	79,444
	81,002	Flagship Credit Auto Trust 1.85%, 07/15/2021(1)	80,903
	100,844	Foursight Capital Automobile Receivables Trust 2.37%, 04/15/2022(1)	100,583
		FREMF Mortgage Trust
	30,000	3.37%, 05/25/2045(1)(2)	30,434
	40,000	3.54%, 12/25/2049(1)(2)	36,739
	99,000	3.57%, 11/25/2047(1)(2)	100,209
	25,000	3.65%, 09/25/2024(4)	25,300
	120,000	3.70%, 04/25/2048(1)(3)	121,444
	165,000	3.81%, 06/25/2047(1)(3)	168,128
	160,000	3.84%, 07/25/2049(1)(3)	163,241

The accompanying notes are an integral part of these financial statements.

88

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.3% - (continued)
		United States - 4.9% - (continued)
$	60,000	3.88%, 02/25/2024(1)(3)	$58,036
	35,000	3.97%, 07/25/2049(1)(2)	34,317
	40,000	3.98%, 08/25/2027(1)(3)	40,348
	84,000	3.98%, 02/25/2046(1)(2)	87,019
	105,000	4.03%, 05/25/2045(1)(2)	109,793
	40,000	4.03%, 07/25/2027(1)(3)	40,045
	225,000	4.13%, 02/25/2046(1)(3)	228,465
		GLS Auto Receivables Trust
	185,000	2.67%, 04/15/2021(1)	185,098
	38,227	2.73%, 10/15/2020(1)	38,211
	222,000	GM Financial Automobile Leasing Trust 1.78%, 05/20/2020	221,654
	100,000	GMF Floorplan Owner Revolving Trust 2.63%, 07/15/2022(1)	99,510
	50,000	Green Tree Agency Advance Funding Trust 2.38%, 10/15/2048(1)	49,746
	100,000	GS Mortgage Securities Corp. Trust 1 mo. LIBOR + 1.500%, 2.74%, 07/15/2032(1)(2)	100,090
	63,000	GS Mortgage Securities Trust 3.51%, 03/10/2050(1)(2)	52,697
	63,367	GSR Mortgage Loan Trust 2.78%, 01/25/2035(2)	61,156
	52,000	Hyundai Automotive Receivables Trust 2.19%, 11/15/2022	51,734
	63,548	JP Morgan Mortgage Acquisition Trust 4.96%, 11/25/2036	63,480
	55,799	JP Morgan Mortgage Trust 3.00%, 09/25/2044(1)(2)	56,235
163,931		LSTAR Securities Investment Ltd. 0.00%, 10/01/2022(1)(3)(5)	163,932
	138,459	1 mo. USD LIBOR + 1.750%, 0.03%, 09/01/2022(1)(2)	138,410
	74,015	LSTAR Securities Investment Trust 1 mo. USD LIBOR + 2.000%, 3.24%, 04/01/2022(1)(2)	74,018
	100,000	Marlette Funding Trust 2.36%, 12/15/2024(1)	99,933
	74,519	Mill City Mortgage Loan Trust 2.50%, 04/25/2057(1)(3)	74,367
	214,000	Mortgage Repurchase Agreement Financing Trust 1 mo. USD LIBOR + 1.170%, 2.41%, 06/10/2019(1)(2)	213,998
	150,437	MortgageIT Mortgage Loan Trust 1 mo. USD LIBOR + 0.200%, 1.44%, 04/25/2036(2)	137,200
	150,000	MSSG Trust 3.87%, 09/13/2039(1)	145,944
		Nationstar HECM Loan Trust
	65,614	1.97%, 05/25/2027(1)	65,560
	49,638	2.01%, 08/25/2026(1)	49,638
		New Residential Mortgage Loan Trust
	115,208	3.25%, 09/25/2056(1)(3)	116,851
	130,318	3.75%, 05/25/2054(1)(3)	132,845
	88,427	3.75%, 11/25/2056(1)(3)	90,878
	189,635	4.00%, 02/25/2057(1)(3)	196,432
		New York City Tax Lien
	25,067	1.34%, 11/10/2028(1)	24,832
	29,151	1.47%, 11/10/2029(1)	29,267

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.3% - (continued)
		United States - 4.9% - (continued)
		NRZ Advance Receivables Trust
$	303,000	2.58%, 10/15/2049(1)	$301,063
	225,000	3.11%, 12/15/2050(1)	223,998
	185,000	3.21%, 02/15/2051(1)	184,383
	98,970	Oak Hill Advisors Residential Loan Trust 3.00%, 06/25/2057(1)	98,952
	100,000	OneMain Financial Issuance Trust 4.10%, 03/20/2028(1)	101,526
	364,570	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 1 mo. USD LIBOR + 0.645%, 1.88%, 04/25/2035(2)	363,825
	100,000	Prosper Marketplace Issuance Trust 2.36%, 11/15/2023(1)	99,910
		Santander Drive Auto Receivables Trust
	50,000	2.46%, 03/15/2022	50,169
	65,000	2.58%, 05/16/2022	65,058
	175,000	3.17%, 04/17/2023	175,773
	162,000	3.53%, 08/16/2021	165,660
	25,000	3.65%, 12/15/2021	25,507
	100,000	Series RRX Trust 0.00%, 08/26/2044(1)(5)(6)	97,963
	2,529	Skopos Auto Receivables Trust 3.10%, 12/15/2023(1)	2,529
	184,652	SLM Student Loan Trust 3 mo. USD LIBOR + 0.040%, 1.41%, 01/25/2019(2)	184,285
		SoFi Consumer Loan Program LLC
	97,497	2.50%, 05/26/2026(1)	97,366
	82,330	2.77%, 05/25/2026(1)	82,548
	70,072	3.28%, 01/26/2026(1)	70,924
	197,372	SoFi Professional Loan Program LLC 1 mo. USD LIBOR + 0.700%, 1.94%, 03/26/2040(1)(2)	198,464
	215,000	Springleaf Funding Trust 2.68%, 07/15/2030(1)	214,484
	255,292	Structured Agency Credit Risk Debt Notes 1 mo. USD LIBOR + 1.650%, 2.89%, 04/25/2024(2)	258,942
		Towd Point Mortgage Trust
	157,000	2.25%, 04/25/2056(1)(3)	156,009
	119,000	2.44%, 02/25/2057(1)(2)	119,447
	192,221	2.75%, 10/25/2056(1)(3)	192,893
	91,178	2.75%, 04/25/2057(1)(3)	91,650
	133,167	3.00%, 03/25/2054(1)(3)	134,306
	199,000	3.75%, 04/25/2055(1)(3)	207,572
	100,000	United Auto Credit Securitization Trust 2.71%, 01/10/2022(1)	99,727
	118,095	Verus Securitization Trust 2.85%, 07/25/2047(1)	118,140
	72,500	VOLT LIX LLC 3.25%, 05/25/2047(1)	72,954
	98,913	VOLT LVI LLC 3.50%, 03/25/2047(1)	99,644
	75,223	VOLT LVIII LLC 3.38%, 05/28/2047(1)	75,734
	71,506	VOLT LX LLC 3.25%, 04/25/2059(1)(3)	71,875
	74,368	VOLT LXI LLC 3.13%, 06/25/2047(1)	74,576

The accompanying notes are an integral part of these financial statements.

89

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.3% - (continued)
		United States - 4.9% - (continued)
$	99,293	VOLT LXII LLC 3.13%, 09/25/2047(1)(3)	$99,292
	100,000	VOLT LXIII LLC 3.00%, 10/25/2047(1)(3)	99,999
	115,000	Volvo Financial Equipment LLC 2.27%, 03/16/2020(1)	115,431
	195,000	Wachovia Bank Commercial Mortgage Trust 5.29%, 10/15/2044(1)(2)	181,346
		Westlake Automobile Receivables Trust
	145,000	2.59%, 12/15/2022(1)	144,457
	250,000	3.40%, 01/15/2021(1)	251,515

			15,289,392

		Total Asset & Commercial Mortgage Backed Securities (cost $16,618,249)	$16,751,120

CORPORATE BONDS - 3.9%
		Argentina - 0.0%
	160,000	YPF S.A. 25.46%, 07/07/2020(2)(7)	$155,200

		Austria - 0.3%
EUR	100,000	BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 8.13%, 10/30/2023(7)	159,153
		Erste Group Bank AG
$	200,000	5.50%, 05/26/2025(2)(7)	211,250
EUR	200,000	8.88%, 10/15/2021(2)(7)(8)	288,883
	100,000	Raiffeisen Bank International AG 5 year EUR Swap + 3.300%, 4.50%, 02/21/2025(2)(7)	124,928

			784,214

		Belgium - 0.1%
	200,000	KBC Groep N.V. 07/2014, 5.63%, 03/19/2019(2)(7)(8)	245,492
	100,000	KBC Group N.V. 0.75%, 10/18/2023(7)	117,243

			362,735

		Denmark - 0.1%
	200,000	Danske Bank A/S 5.75%, 04/06/2020(2)(7)(8)	254,694

		France - 0.7%
$	325,000	AXA S.A. 6.46%, 12/14/2018(2)(7)(8)	332,924
		BPCE S.A.
EUR	100,000	1.13%, 01/18/2023(7)	119,758
$	320,000	3.50%, 10/23/2027(1)	316,777
		Credit Agricole S.A.
EUR	300,000	1.88%, 12/20/2026(7)	368,133
$	225,000	6.63%, 09/23/2019(2)(7)(8)	236,531
	200,000	7.88%, 01/23/2024(2)(7)(8)	227,750
EUR	100,000	SCOR SE 10 year EUR Swap + 3.900%, 3.63%, 05/27/2048(2)(7)	130,807
$	210,000	Societe Generale S.A. 6.00%, 01/27/2020(2)(7)(8)	215,486

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.9% - (continued)
		France - 0.7% - (continued)
EUR	100,000	Sogecap S.A. 5 year EUR Swap + 4.150%, 4.13%, 02/18/2026(2)(7)(8)	$129,881

			2,078,047

		Germany - 0.3%
		Deutsche Bank AG
	200,000	4.50%, 05/19/2026	267,833
$	200,000	5 year USD Swap + 5.003%, 7.50%, 04/30/2025(2)(8)	213,500
EUR	100,000	Deutsche Pfandbriefbank AG 5 year EUR Swap + 2.750%, 2.88%, 06/28/2027(2)(7)	117,880
	309,825	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.13%, 01/21/2023(7)	373,769

			972,982

		Guernsey - 0.2%
		Credit Suisse Group Funding Guernsey Ltd.
	175,000	1.25%, 04/14/2022(7)	210,721
$	350,000	3.13%, 12/10/2020	356,669

			567,390

		Iceland - 0.0%
EUR	120,000	Arion Banki HF 1.63%, 12/01/2021(7)	144,518

		Italy - 0.1%
		UniCredit S.p.A.
$	210,000	5 year USD ICE Swap + 3.703%, 5.86%, 06/19/2032(1)(2)	224,210
	200,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(2)(7)(8)	221,395

			445,605

		Japan - 0.2%
	480,000	Sumitomo Life Insurance Co. 3 mo. USD LIBOR + 2.993%, 4.00%, 09/14/2077(1)(2)	472,589

		Luxembourg - 0.0%
	—	Wind Acquisition Finance S.A. 7.38%, 04/23/2021	—

		Netherlands - 0.2%
EUR	200,000	ABN Amro Bank N.V. 5 year EUR Swap + 9.177%, 5.75%, 09/22/2020(2)(7)(8)	257,878
$	200,000	Demeter Investments B.V. for Swiss Re Ltd. 5.75%, 08/15/2050(2)(7)	218,728
	250,000	ING Groep N.V. 6.50%, 04/16/2025(2)(8)	274,375

			750,981

		Spain - 0.6%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	200,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(2)(7)(8)	246,075
$	200,000	5 year USD Swap + 8.262%, 9.00%, 05/09/2018(2)(7)(8)	206,808
EUR	200,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(2)(7)(8)	244,194

The accompanying notes are an integral part of these financial statements.

90

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.9% - (continued)
		Spain - 0.6% - (continued)
		Banco Santander S.A.
$	200,000	3.80%, 02/23/2028	$199,884
EUR	100,000	01/2015, 6.25%, 09/11/2021(2)(7)(8)	127,260
		CaixaBank S.A.
	100,000	1.13%, 05/17/2024(7)	117,196
	200,000	3.50%, 02/15/2027(3)(7)	247,266
	400,000	5 year EUR Swap + 6.498%, 6.75%, 06/13/2024(2)(7)(8)	514,281
	100,000	Criteria Caixa SAU 1.50%, 05/10/2023(7)	118,419

			2,021,383

		Switzerland - 0.4%
		Credit Suisse AG
$	250,000	4.28%, 01/09/2028(7)	260,626
EUR	200,000	5 year EUR Swap + 4.000%, 5.75%, 09/18/2025(2)(7)	264,421
$	250,000	UBS AG 5.13%, 05/15/2024(7)	266,488
	275,000	UBS Group AG 6.88%, 08/07/2025(2)(7)(8)	308,687

			1,100,222

		United Kingdom - 0.6%
	200,000	Aviva plc 8.25%, 11/03/2017(7)(8)	199,500
		HSBC Holdings plc
	200,000	3.60%, 05/25/2023	208,197
	275,000	3.90%, 05/25/2026	287,263
	265,000	5 year USD ICE Swap + 5.514%, 6.88%, 06/01/2021(2)(8)	292,494
GBP	150,000	Prudential plc 5.70%, 12/19/2063(2)(7)	232,855
$	315,000	Royal Bank of Scotland Group plc 5 year USD Swap + 7.598%, 8.63%, 08/15/2021(2)(8)	356,706
	200,000	Santander UK plc 4.00%, 03/13/2024	211,633

			1,788,648

		United States - 0.1%
	125,000	Matador Resources Co. 6.88%, 04/15/2023	132,188
	125,000	RSP Permian, Inc. 6.63%, 10/01/2022	131,406

			263,594

		Total Corporate Bonds (cost $11,459,894)	$12,162,802

FOREIGN GOVERNMENT OBLIGATIONS - 8.3%
		Argentina - 0.5%
ARS	8,925,000	Argentina Politica Monet 27.15%, 06/21/2020(3)	$540,617
EUR	900,000	Argentine Republic Government International Bond 5.00%, 01/15/2027(7)	1,057,538

			1,598,155

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 8.3% - (continued)
		Canada - 1.5%
CAD	3,200,000	Canadian Government Bond 0.50%, 03/01/2022	$2,368,189
	2,709,613	Canadian Government Real Return Bond 4.25%, 12/01/2021(9)	2,450,035

			4,818,224

		Chile - 0.5%
CLP	975,000,000	Bonos de la Tesoreria de la Republica en pesos 4.50%, 03/01/2026	1,536,932

		Germany - 0.1%
EUR	308,859	Deutschland I/L Bond 0.00%, 04/15/2046(5)(7)(9)	414,442

		Greece - 0.2%
		Hellenic Republic Government Bond
	96,000,000	0.00%, 10/15/2042(2)(5)	391,389
	225,000	3.00%, 02/24/2032(7)(10)	209,018
	—	3.00%, 02/24/2041(7)(10)	—
	—	3.00%, 02/24/2042(7)(10)	—

			600,407

		Iceland - 0.5%
		Iceland Rikisbref
ISK	26,042,387	7.25%, 10/26/2022	272,671
	112,400,000	8.00%, 06/12/2025	1,271,387

			1,544,058

		India - 1.1%
		India Government Bond
INR	43,350,000	7.61%, 05/09/2030	689,357
	49,080,000	7.72%, 05/25/2025	789,872
	35,150,000	8.60%, 06/02/2028	596,623
	80,000,000	8.79%, 11/08/2021	1,325,656

			3,401,508

		Italy - 0.1%
EUR	379,823	Italy Buoni Poliennali Del Tesoro 1.25%, 09/15/2032(1)(7)(9)	456,727

		Japan - 1.4%
		Japanese Government CPI Linked Bond
JPY	148,585,800	0.00%, 09/10/2023(5)(9)	1,358,486
	316,600,000	0.10%, 09/10/2024(9)	2,912,701

			4,271,187

		Mexico - 0.5%
		Mexican Udibonos
MXN	23,419,411	2.00%, 06/09/2022(9)	1,156,815
	10,011,382	4.00%, 11/08/2046(9)	544,200

			1,701,015

		New Zealand - 0.3%
NZD	1,050,728	New Zealand Government Bond 2.50%, 09/20/2035(7)(9)	779,423

		Oman - 0.2%
$	600,000	Oman Government International Bond 5.38%, 03/08/2027(7)	615,832

		Poland - 0.3%
PLN	3,200,000	Republic of Poland Government Bond 2.50%, 07/25/2026	821,462

The accompanying notes are an integral part of these financial statements.

91

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 8.3% - (continued)
		Portugal - 0.2%
$	525,000	Portugal Government International Bond 5.13%, 10/15/2024(7)	$555,786

		Russia - 0.9%
RUB	95,800,000	Russian Federal Bond - OFZ 8.15%, 02/03/2027	1,711,852
	64,324,488	Russian Federal Inflation Linked Bond 2.50%, 08/16/2023(9)	1,060,573

			2,772,425

		Total Foreign Government Obligations (cost $26,986,893)	$25,887,583

U.S. GOVERNMENT AGENCIES - 5.3%
		United States - 5.3%
		FHLMC - 2.5%
$	1,491,313	0.28%, 11/25/2023(2)(11)	$22,130
	221,762	1 mo. USD LIBOR + 2.200%, 3.44%, 02/25/2024(2)	228,530
	60,562	3.50%, 06/15/2026(11)	4,809
	49,067	3.00%, 05/15/2032(11)	4,081
	1,419,070	0.71%, 01/25/2024(3)(11)	48,085
	64,509	4.00%, 03/15/2028(11)	6,242
	50,156	2.50%, 05/15/2028(11)	4,148
	435,000	2.21%, 01/25/2042(2)(11)	51,231
	753,907	0.61%, 03/25/2027(3)(11)	36,508
	105,817	1 mo. USD LIBOR + 2.200%, 3.44%, 03/25/2025(2)	106,640
	110,067	5.50%, 04/15/2036(11)	22,195
	250,000	1 mo. USD LIBOR + 4.950%, 6.19%, 07/25/2029(2)	267,706
	200,000	3.19%, 07/25/2027	205,654
	250,000	1 mo. USD LIBOR + 3.750%, 4.99%, 09/25/2024(2)	281,209
	250,000	1 mo. USD LIBOR + 3.800%, 5.04%, 03/25/2025(2)	271,243
	250,000	1 mo. USD LIBOR + 3.850%, 5.09%, 03/25/2029(2)	274,271
	525,000	1.66%, 07/25/2041(3)(11)	42,562
	2,250,000	3.50%, 11/01/2047(4)(12)	2,313,018
	525,000	4.00%, 11/01/2047(4)(12)	550,963
	100,000	4.00%, 12/01/2047(4)(12)	104,770
	400,000	3.50%, 12/01/2047(4)(12)	410,461
	58,677	3.00%, 03/15/2033(11)	7,428
	250,000	1 mo. USD LIBOR + 4.750%, 5.99%, 10/25/2024(2)	276,446
	31,340	4.00%, 07/15/2027(11)	3,379
	67,584	1 mo. USD LIBOR + 3.400%, 4.64%, 07/25/2023(2)	68,235
	250,000	1 mo. USD LIBOR + 1.950%, 3.19%, 05/25/2025(2)	255,557
	1,710,000	4.50%, 11/01/2047(4)(12)	1,826,761
	510,387	3.50%, 03/15/2041(11)	63,377
	470,752	2.50%, 03/15/2028(11)	37,211
	2,295,020	0.25%, 06/25/2025(2)(11)	39,320
	4,372,343	0.08%, 10/25/2026(2)(11)	34,451

			7,868,621

		FNMA - 2.0%
$	72,162	3.50%, 09/25/2035(11)	$11,162
	41,033	3.50%, 05/25/2027(11)	4,320

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 5.3% - (continued)
		FNMA - 2.0% - (continued)
$	90,772	3.00%, 02/25/2027(11)	$7,433
	62,609	3.50%, 02/25/2031(11)	5,636
	80,793	3.00%, 02/25/2028(11)	7,397
	99,442	2.85%, 06/01/2027	99,595
	195,000	2.97%, 06/01/2027	196,486
	30,000	3.07%, 06/01/2027	30,492
	124,113	3.00%, 11/25/2027(11)	11,557
	145,000	4.00%, 11/01/2047(4)(12)	152,193
	103,733	1.62%, 04/25/2055(3)(11)	5,435
	100,000	3.10%, 10/01/2027	101,560
	266,708	5.14%, 10/01/2024	302,829
	4,629	2.78%, 04/01/2022	4,724
	4,590	3.20%, 04/01/2022	4,751
	283,681	3.78%, 10/01/2023	300,167
	18,811	3.87%, 10/01/2025	20,272
	13,715	4.06%, 10/01/2028	14,936
	10,000	3.86%, 12/01/2025	10,739
	4,902	3.97%, 05/01/2029	5,295
	127,750	3.42%, 04/01/2024	133,953
	28,956	3.89%, 05/01/2030	31,200
	9,521	3.96%, 05/01/2034	10,226
	1,225,000	2.50%, 11/01/2032(4)(12)	1,230,551
	775,000	3.00%, 11/01/2032(4)(12)	794,133
	1,375,000	3.00%, 11/01/2047(4)(12)	1,375,752
	70,000	3.50%, 11/01/2047(4)(12)	71,961
	950,000	4.00%, 12/01/2047(4)(12)	995,626
	29,431	5.46%, 05/25/2042(3)(11)	3,260
	272,615	4.50%, 02/25/2043(11)	51,097
	34,972	3.00%, 01/01/2031	35,907
	433,466	1.86%, 08/25/2044(3)(11)	20,852
	198,463	1.90%, 06/25/2055(3)(11)	10,494
	291,543	1.75%, 05/25/2046(3)(11)	13,842
	58,690	3.00%, 09/25/2027(11)	6,102
	374,726	3.50%, 04/25/2027(11)	37,697
	107,048	3.50%, 10/25/2027(11)	11,497

			6,131,129

		GNMA - 0.6%
$	151,960	3.50%, 05/20/2043(11)	$28,047
	46,423	3.50%, 03/20/2027(11)	4,815
	88,145	5.50%, 02/16/2047(11)	19,595
	82,608	3.50%, 02/20/2041(11)	10,050
	95,783	3.50%, 04/20/2042(11)	12,244
	69,063	6.00%, 02/20/2046(11)	16,127
	111,594	5.00%, 02/16/2040(11)	26,073
	145,945	3.50%, 10/20/2042(11)	29,887
	123,507	4.00%, 07/20/2047(11)	25,052
	44,930	3.50%, 07/20/2040(11)	5,088
	133,653	3.00%, 02/16/2043(11)	23,810
	98,808	4.00%, 03/20/2047(11)	19,179
	575,000	6.00%, 11/01/2047(4)(12)	645,455
	200,000	4.00%, 12/01/2047(4)(12)	209,852
	279,908	4.00%, 04/16/2026(11)	29,531
	328,341	3.00%, 07/20/2028(11)	27,292
	550,000	4.00%, 11/01/2047(4)(12)	577,500
	316,893	3.00%, 08/20/2027(11)	29,658
	235,881	3.50%, 07/20/2029(11)	26,641
	72,342	3.50%, 02/16/2030(11)	7,928
	97,544	3.50%, 05/16/2042(11)	18,249
	225,288	2.50%, 05/16/2028(11)	16,486

			1,808,559

The accompanying notes are an integral part of these financial statements.

92

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 5.3% - (continued)
		SLM Student Loan Trust - 0.2%
$	159,939	3 mo. USD LIBOR + 0.550%, 1.92%, 04/27/2026(1)(2)	$160,602
	142,187	3 mo. USD LIBOR + 0.650%, 2.02%, 01/25/2022(2)	141,735
	186,199	3 mo. USD LIBOR + 1.500%, 2.87%, 04/25/2023(2)	190,899
	220,182	3 mo. USD LIBOR + 1.700%, 3.07%, 07/25/2023(2)	226,581

			719,817

		Total U.S. Government Agencies (cost $16,516,496)	$16,528,126

U.S. GOVERNMENT SECURITIES - 3.6%
		United States - 3.6%
		U.S. Treasury Bonds - 1.4%
$	677,638	0.75%, 02/15/2045(9)	$647,834
	2,627,833	3.38%, 04/15/2032(9)	3,610,910

			4,258,744

		U.S. Treasury Notes - 2.2%
	3,003,849	0.13%, 04/15/2021(9)	3,009,071
	824,267	0.13%, 01/15/2023(9)	820,768
	1,476,984	0.25%, 01/15/2025(9)	1,460,546
	1,657,121	0.63%, 01/15/2024(9)	1,688,332

			6,978,717

		Total U.S. Government Securities (cost $11,354,694)	$11,237,461

COMMON STOCKS - 61.8%
		Argentina - 0.0%
	200	Despegar.com Corp.*	$6,160
	150	IRSA Propiedades Comerciales S.A. ADR	8,400

			14,560

		Australia - 1.3%
	3,902	BHP Billiton plc	70,648
	4,233	Brambles Ltd.	30,695
	17,286	Buru Energy Ltd.*	3,506
	860	Caltex Australia Ltd.	22,581
	360,136	Evolution Mining Ltd.	646,948
	190,506	Genworth Mortgage Insurance Australia Ltd.	414,624
	6,248	Goodman Group REIT	40,061
	188,796	Kingsgate Consolidated Ltd.*	58,520
	196,710	Mantra Group Ltd.	587,764
	14,118	Mirvac Group REIT	26,095
	3,114	NEXTDC Ltd.*	12,318
	168,745	Northern Star Resources Ltd.	671,058
	8,426	Nufarm Ltd.	58,652
	241,822	OceanaGold Corp.	648,558
	11,164	Origin Energy Ltd.*	67,994
	15,924	Orora Ltd.	41,523
	611,702	Perseus Mining Ltd.*	148,877
	96,150	Sydney Airport	523,852
	1,007	Westfield Corp. REIT	6,002

			4,080,276

		Austria - 0.8%
	9,831	ams AG*	896,948

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Austria - 0.8% - (continued)
11,575	BAWAG Group AG*(1)	$613,483
507	Schoeller-Bleckmann Oilfield Equipment AG*	47,329
3,088	Strabag SE	129,062
888	Voestalpine AG	48,821
34,015	Wienerberger AG	872,738

		2,608,381

	Belgium - 0.4%
10,190	Ageas	494,165
1,086	Anheuser-Busch InBev N.V. ADR	133,339
5,590	Melexis N.V.	560,138
1,121	Telenet Group Holding N.V.*	77,528
1,263	UCB S.A.	91,941
500	Umicore S.A.	22,345
173	Warehouses De Pauw CVA REIT	18,707

		1,398,163

	Bermuda - 0.5%
29,132	Bank of NT Butterfield & Son Ltd.	1,088,080
8,564	XL Group Ltd.	346,585

		1,434,665

	British Virgin Islands - 0.1%
101,029	Atlas Mara Ltd.*	267,727

	Canada - 1.6%
496	Agnico Eagle Mines Ltd.	22,136
14,012	Bank of Nova Scotia	904,518
572	BCE, Inc.	26,412
940	Canadian Apartment Properties REIT	24,824
14,048	Canadian Imperial Bank of Commerce	1,236,564
90,154	Centerra Gold, Inc.*	612,161
6,531	EcoSynthetix, Inc.*	12,909
2,199	Enbridge, Inc.	84,574
4,761	Encana Corp.	55,688
8,581	Equitable Group, Inc.	399,085
52,222	Fairfax India Holdings Corp.*(1)	886,730
2,005	Killam Apartment Real Estate Investment Trust REIT	20,530
5,080	Magna International, Inc.	277,134
928	Methanex Corp.	45,240
56	PrairieSky Royalty Ltd.	1,491
5,400	Suncor Energy, Inc.	183,335
1,876	TransCanada Corp.	89,067
561	Waste Connections, Inc.	39,646

		4,922,044

	China - 1.9%
24,715	AAC Technologies Holdings, Inc.	453,202
7,835	Alibaba Group Holding Ltd. ADR*	1,448,613
1,125	Baidu, Inc. ADR*	274,432
25	China Literature Ltd.*(1)(13)(14)(15)	178
112,846	China Longyuan Power Group Corp. Ltd. Class H	83,686
3,341	ENN Energy Holdings Ltd.	24,517
59,095	Gree Electric Appliances, Inc. of Zhuhai Class A	379,532
15,322	Hangzhou Hikvision Digital Technology Co., Ltd. Class A	90,882
10,534	JD.com, Inc. ADR*	395,236
6,656	Qudian, Inc. ADR*	165,734
78,071	Sunny Optical Technology Group Co., Ltd.	1,145,101
32,215	Tencent Holdings Ltd.	1,447,906

The accompanying notes are an integral part of these financial statements.

93

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	China - 1.9% - (continued)
500	Wuxi Biologics Cayman, Inc.*(1)	$2,833

		5,911,852

	Croatia - 0.0%
17,842	Valamar Riviera DD	126,824

	Czech Republic - 0.1%
84,963	Moneta Money Bank AS(1)	290,422

	Denmark - 0.1%
403	Genmab A/S*	81,380
581	GronlandsBANKEN A/S	58,207
905	Zealand Pharma A/S ADR*	16,715

		156,302

	Egypt - 0.2%
319,514	Centamin plc	591,342

	Finland - 0.2%
403	Elisa Oyj	16,228
895	Kemira Oyj	12,610
109,252	Nokia Oyj ADR	534,242
814	Tikkurila Oyj	16,091

		579,171

	France - 2.7%
1,097	Airbus SE	112,569
22,832	Alstom S.A.	923,698
7,394	Amundi S.A.(1)	626,650
412	Arkema S.A.	52,048
10,120	BNP Paribas S.A.	789,860
16,333	Cie de Saint-Gobain	957,651
3,281	Engie S.A.	55,455
527	Essilor International S.A.	66,720
61	Gecina S.A. REIT	9,898
1,038	JCDecaux S.A.	39,708
6,569	Kaufman & Broad S.A.	290,274
428	Kering	196,283
942	Legrand S.A.	69,906
726	LVMH Moet Hennessy Louis Vuitton SE	216,539
5,170	Nexity S.A.*	317,759
1,086	Remy Cointreau S.A.	141,051
1,451	Safran S.A.	152,823
11,716	Schneider Electric SE	1,029,382
4,395	Television Francaise	62,486
3,585	Total S.A. ADR	199,756
176	Unibail-Rodamco SE REIT	44,054
39,324	Veolia Environnement S.A.	931,609
9,892	Vinci S.A.	969,194
4,268	Vivendi S.A.	105,982

		8,361,355

	Germany - 1.6%
833	adidas AG	185,412
3,054	Beiersdorf AG	343,546
1,308	Brenntag AG	74,210
580	Continental AG	147,607
2,120	Daimler AG	176,991
1,684	Delivery Hero AG*(1)	71,863
21,338	Deutsche Wohnen SE	913,273
12,986	E.ON SE	153,812
24,540	Infineon Technologies AG	678,728
839	Innogy SE(1)	39,018
8,818	LEG Immobilien AG	898,241

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Germany - 1.6% - (continued)
163	Puma SE	$73,626
8,525	Rheinmetall AG	1,012,500
86	Siltronic AG*	12,835
1,589	Volkswagen AG	296,742

		5,078,404

	Greece - 0.9%
31,527	Aegean Airlines S.A.	286,863
23,749	Frigoglass SAIC*	7,193
68,398	GEK Terna Holding Real Estate Construction S.A.*	337,894
76,510	Grivalia Properties REIC A.E. REIT	797,648
13,757	Hellenic Exchanges - Athens Stock Exchange S.A.*	76,919
67,145	Hellenic Telecommunications Organization S.A.	797,781
53,020	OPAP S.A.	594,134

		2,898,432

	Hong Kong - 0.6%
100,400	AIA Group Ltd.	756,562
140,712	AMVIG Holdings Ltd.	39,861
6,876	ASM Pacific Technology Ltd.	100,324
2,420	Beijing Enterprises Holdings Ltd.	14,388
16,101	Champion REIT	11,620
8,497	CK Infrastructure Holdings Ltd.	73,984
7,950	Galaxy Entertainment Group Ltd.	54,214
34,365	Guangdong Investment Ltd.	49,788
7,579	Hang Lung Properties Ltd.	17,404
5,406	Henderson Land Development Co., Ltd.	35,279
26,204	HKT Trust & HKT Ltd. UNIT	32,010
2,773	Kerry Properties Ltd.	12,479
6,707	Link REIT	56,388
6,921	Melco Resorts & Entertainment Ltd. ADR	174,963
14,934	New World Development Co., Ltd.	22,265
16,745	Nine Dragons Paper Holdings Ltd.	30,777
70,055	Pacific Basin Shipping Ltd.*	15,997
18,850	Sino Biopharmaceutical Ltd.	22,043
34,557	SmarTone Telecommunications Holdings Ltd.	43,026
141,732	SUNeVision Holdings Ltd.	97,779
734,730	Tongda Group Holdings Ltd.	208,494

		1,869,645

	Iceland - 1.0%
1,171,225	Eik fasteignafelag hf*	110,493
195,639	Eimskipafelag Islands Hf	500,830
1,601,695	Hagar hf*	520,889
159,140	HB Grandi hf	45,153
611,676	N1 HF	652,446
1,332,331	Nyherji HF*	346,757
489,040	Reitir fasteignafelag hf	382,070
14,047,585	Siminn HF	514,115

		3,072,753

	India - 6.0%
132,449	Apollo Tyres Ltd.	503,359
13,592	Bajaj Auto Ltd.	684,085
434,382	Bank of Baroda	1,139,761
255,934	Bharat Electronics Ltd.	730,186
125,162	Bharti Infratel Ltd.	855,644
33,116	Container Corp. of India Ltd.	707,207

The accompanying notes are an integral part of these financial statements.

94

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	India - 6.0% - (continued)
29,718	Dewan Housing Finance Corp. Ltd.	$295,236
7,094	Dilip Buildcon Ltd.(1)	93,564
723	GAIL India Ltd. GDR	31,848
146,179	Gateway Distriparks Ltd.	598,333
75,578	Godrej Properties Ltd.*	792,902
137,905	Gujarat Pipavav Port Ltd.	301,974
129,554	ICICI Bank Ltd.	607,327
32,671	Indraprastha Gas Ltd.	799,393
31,668	InterGlobe Aviation Ltd.(1)	610,849
193,335	IRB Infrastructure Developers Ltd.	725,998
139,727	ITC Ltd.	573,691
110,713	J Kumar Infraprojects Ltd.	453,753
384,062	Jammu & Kashmir Bank Ltd.*	491,269
32,946	Larsen & Toubro Ltd.	622,270
52,394	LIC Housing Finance Ltd.	484,864
565	MRF Ltd.	579,934
234,438	NTPC Ltd.	656,506
102,572	Oberoi Realty Ltd.	751,747
105,042	PC Jeweller Ltd.	569,270
20,694	Phoenix Mills Ltd.	168,348
209,071	Power Grid Corp. of India Ltd.	684,001
12,955	SRF Ltd.	338,109
149,308	State Bank of India	705,149
30,093	Tata Motors Ltd.*	199,273
462,792	Tata Power Co., Ltd.	607,171
8,271	Thomas Cook India Ltd.	30,619
67,774	TVS Motor Co., Ltd.	757,571
87,126	Vakrangee Ltd.	756,887

		18,908,098

	Indonesia - 0.1%
1,660,851	Bank Tabungan Pensiunan Nasional Tbk PT	312,271
99,576	Link Net Tbk PT	36,637
213,970	Telekomunikasi Indonesia Persero Tbk PT	63,841

		412,749

	Ireland - 1.2%
190,131	Bank of Cyprus Holdings plc*	640,060
395,291	Cairn Homes plc*	820,760
27,832	CRH plc	1,046,492
230,500	Glenveagh Properties plc*(1)	302,060
458,451	Hibernia plc REIT	787,689
1,369	Smurfit Kappa Group plc	40,832
14,879	Tarsus Group plc	60,816

		3,698,709

	Israel - 0.2%
5,194	Azrieli Group Ltd.	293,437
41,281	Bezeq The Israeli Telecommunication Corp. Ltd.	61,642
47,715	Shikun & Binui Ltd.	112,811
2,158	Teva Pharmaceutical Industries Ltd. ADR	29,780
3,205	Tower Semiconductor Ltd.*	105,957

		603,627

	Italy - 1.1%
53,410	Banca Farmafactoring S.p.A.*(1)	388,841
6,596	Banca Generali S.p.A.	217,015
23,891	Beni Stabili S.p.A. SIIQ REIT	21,150
35,931	Buzzi Unicem S.p.A.	1,000,311
17,993	Davide Campari-Milano S.p.A.	144,066
18,244	Enel S.p.A.	113,143

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Italy - 1.1% - (continued)
44,397	FinecoBank Banca Fineco S.p.A.	$415,245
9,584	Italgas S.p.A.	55,987
51,110	Leonardo S.p.A.	882,261
9,500	Saipem S.p.A.*	39,934

		3,277,953

	Japan - 7.3%
6,032	ADEKA Corp.	104,189
7,855	Aeon Delight Co., Ltd.	294,029
8,715	Alpine Electronics, Inc.	193,370
22,413	Alps Electric Co., Ltd.	685,928
7,500	Amada Holdings Co., Ltd.	93,195
5,637	Aoyama Trading Co., Ltd.	208,879
559	Arealink Co., Ltd.	11,707
11,966	BML, Inc.	264,900
2,955	Bridgestone Corp.	141,161
3,720	Capcom Co., Ltd.	94,646
860	Chugai Pharmaceutical Co., Ltd.	41,002
3,770	Daifuku Co., Ltd.	183,819
3,525	Daikin Industries Ltd.	389,551
1,197	Daito Trust Construction Co., Ltd.	209,277
609	Daiwa House Industry Co., Ltd.	22,322
6,251	DeNA Co., Ltd.	147,007
732	Disco Corp.	169,624
7,617	DTS Corp.	228,580
2,320	Eisai Co., Ltd.	129,123
4,937	Enplas Corp.	209,167
1,222	FANUC Corp.	285,733
1,100	Fuji Machine Manufacturing Co., Ltd.	20,981
4,190	Fujimi, Inc.	103,834
5,074	Fujitsu Frontech Ltd.	88,879
2,255	Fukushima Industries Corp.	87,297
2,532	GMO Payment Gateway, Inc.	185,258
4,815	Hakuhodo DY Holdings, Inc.	66,606
3,188	Harmonic Drive Systems, Inc.	165,658
26,381	Hazama Ando Corp.	215,091
1,025	Hikari Tsushin, Inc.	132,697
1,315	Hirata Corp.	147,683
2,473	HIS Co., Ltd.	82,809
6,196	Hitachi High-Technologies Corp.	259,296
6,081	Hitachi Transport System Ltd.	150,481
5,103	Hosiden Corp.	88,103
4,927	Inaba Denki Sangyo Co., Ltd.	216,276
8,120	Inpex Corp.	86,942
10,900	Inter Action Corp.	78,100
5,599	Iriso Electronics Co., Ltd.	315,796
2,376	ITOCHU Corp.	41,620
10,056	JGC Corp.	168,664
12,300	JSR Corp.	238,434
2,828	KDDI Corp.	75,345
1,790	Kenedix, Inc.	10,465
1,208	Keyence Corp.	670,712
5,799	Kinden Corp.	97,933
6,195	Kissei Pharmaceutical Co., Ltd.	170,307
3,181	Kumagai Gumi Co., Ltd.	101,120
9,732	LIFULL Co., Ltd.	74,785
2,712	Mabuchi Motor Co., Ltd.	142,312
8,373	Medipal Holdings Corp.	155,497
4,796	Melco Holdings, Inc.	150,550
9,448	Micronics Japan Co., Ltd.	94,045
5,569	Mimasu Semiconductor Industry Co., Ltd.	99,560

The accompanying notes are an integral part of these financial statements.

95

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Japan - 7.3% - (continued)
28,632	Minebea Mitsumi, Inc.	$524,914
2,569	Mitsubishi Chemical Holdings Corp.	26,834
3,136	Mitsubishi Corp.	73,439
5,150	Mitsubishi Electric Corp.	88,134
1,022	Mitsubishi Heavy Industries Ltd.	39,988
61,930	Mitsubishi UFJ Financial Group, Inc.	420,080
2,075	Mitsui & Co., Ltd.	30,989
1,534	Mitsui Fudosan Co., Ltd.	35,805
7,055	MS&AD Insurance Group Holdings, Inc.	239,675
4,651	Murata Manufacturing Co., Ltd.	730,960
13,320	Nexon Co., Ltd.*	358,296
6,838	Nidec Corp.	909,337
1,352	Nintendo Co., Ltd.	524,524
7,507	Nippo Corp.	156,751
795	Nippon Paint Holdings Co., Ltd.	28,047
252	Nippon Shokubai Co., Ltd.	19,009
1,465	Nippon Telegraph & Telephone Corp. ADR	70,803
20,592	Nippon Television Holdings, Inc.	371,699
5,246	Nippon Thompson Co., Ltd.	30,559
9,336	Nishimatsuya Chain Co., Ltd.	102,751
11,200	Nissan Motor Co., Ltd.	108,924
5,054	Noritz Corp.	92,861
9,469	NSD Co., Ltd.	189,551
7,134	NTT DOCOMO, Inc.	172,776
1,600	Olympus Corp.	59,543
12,657	Ono Pharmaceutical Co., Ltd.	290,087
168	Optex Group Co., Ltd.	6,958
3,330	PAL GROUP Holdings Co., Ltd.	94,663
9,397	Rakuten, Inc.	100,555
6,292	Rohm Co., Ltd.	585,705
28,828	San-In Godo Bank Ltd.	265,121
4,402	Sanyo Chemical Industries Ltd.	231,194
1,165	SCREEN Holdings Co., Ltd.	91,311
15,378	SCSK Corp.	663,157
5,857	Shikoku Electric Power Co., Inc.	76,639
719	Shimamura Co., Ltd.	80,102
494	Shin-Etsu Chemical Co., Ltd.	52,098
1,660	Shionogi & Co., Ltd.	89,370
504	SHO-BOND Holdings Co., Ltd.	31,015
7,640	Siix Corp.	325,263
493	SMC Corp.	188,602
1,060	SoftBank Group Corp.	93,939
2,675	Sony Corp.	111,908
21,700	Sony Financial Holdings, Inc.	360,512
5,255	Subaru Corp.	181,555
2,747	Sumco Corp.	60,507
4,366	Sumitomo Mitsui Trust Holdings, Inc.	172,325
4,180	Suzuki Motor Corp.	228,952
9,375	T&D Holdings, Inc.	146,256
4,706	Tachi-S Co., Ltd.	88,396
3,905	Taihei Dengyo Kaisha Ltd.	99,708
269	Taiheiyo Cement Corp.	10,752
3,503	Taisei Corp.	194,091
730	Takeda Pharmaceutical Co., Ltd.	41,161
30,645	Takuma Co., Ltd.	376,993
8,168	Tazmo Co., Ltd.	151,602
5,979	Tenma Corp.	124,269
2,137	Tocalo Co., Ltd.	86,232
8,610	Tokai Rika Co., Ltd.	181,224
2,025	Token Corp.	244,180
16,725	Tokio Marine Holdings, Inc.	720,968

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Japan - 7.3% - (continued)
2,230	Tokyo Electron Ltd.	$392,658
1,392	Tokyo Gas Co., Ltd.	34,724
4,084	Tokyo Seimitsu Co., Ltd.	162,356
11,708	Toshiba Plant Systems & Services Corp.	201,956
4,464	Toyota Industries Corp.	274,766
2,550	TS Tech Co., Ltd.	91,325
7,041	TV Asahi Holdings Corp.	141,792
4,902	Yamato Kogyo Co., Ltd.	131,124
14,551	Yamazen Corp.	166,363
3,852	Yodogawa Steel Works Ltd.	112,824
6,739	Yume No Machi Souzou Iinkai Co., Ltd.	94,756

		22,948,608

	Jersey - 0.2%
327,653	Highland Gold Mining Ltd.	621,410

	Kenya - 0.0%
134,725	Safaricom Ltd.	33,113

	Luxembourg - 0.1%
904	Ardagh Group S.A.	19,382
2,103	Millicom International Cellular S.A.	134,487
4,765	SES S.A.	77,590

		231,459

	Malaysia - 0.1%
333,583	Inari Amertron Bhd	221,361

	Mauritius - 0.2%
67,410	MCB Group Ltd.	538,418

	Mexico - 0.0%
49,592	Alpek S.A.B. de C.V.	52,019
56,134	America Movil S.A.B. de C.V. Series L	48,399
1,446	Infraestructura Energetica Nova, S.A.B. de C.V.	7,376
3,661	Mexichem S.A.B. de C.V.	9,430

		117,224

	Netherlands - 1.0%
224	Akzo Nobel N.V.	20,223
705	ASML Holding N.V.	127,429
2,112	Heineken N.V.	205,778
826	IMCD Group N.V.	51,951
49,593	ING Groep N.V.	916,452
358	InterXion Holding N.V.*	19,114
3,254	Koninklijke KPN N.V.	11,196
11,987	Royal Dutch Shell plc Class A	377,348
45,535	Van Lanschot Kempen N.V.*	1,381,994
1,190	Wolters Kluwer N.V.	58,325

		3,169,810

	New Zealand - 0.3%
102,167	Auckland International Airport Ltd.	435,452
58,018	Millennium & Copthorne Hotels New Zealand Ltd.	111,520
20,608	New Zealand Refining Co., Ltd.	35,537
61,760	Tourism Holdings Ltd.	214,643
15,621	Z Energy Ltd.	78,788

		875,940

	Norway - 0.2%
1,747	Entra ASA(1)	24,062
24,362	Kongsberg Gruppen ASA	444,687
3,953	Norsk Hydro ASA	30,590

The accompanying notes are an integral part of these financial statements.

96

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Norway - 0.2% - (continued)
4,844	Statoil ASA	$98,418

		597,757

	Philippines - 0.0%
160,050	Cemex Holdings Philippines, Inc.*(1)	14,168
4,460	International Container Terminal Services, Inc.	9,135
13,173	Pilipinas Shell Petroleum Corp.	15,884

		39,187

	Portugal - 0.1%
1,397,035	Banco Comercial Portugues S.A.*	417,475

	Singapore - 0.1%
630	Broadcom Ltd.	166,263
2,684	City Developments Ltd.	25,490
74,079	Genting Singapore plc	66,306
10,850	Mapletree Industrial Trust REIT	15,442
39,200	Sembcorp Marine Ltd.	55,578

		329,079

	South Africa - 0.2%
44,086	AngloGold Ashanti Ltd.	406,760
14,746	Nampak Ltd.*	19,399
360	Naspers Ltd. Class N	87,708
124	Novus Holdings Ltd.	61

		513,928

	South Korea - 1.6%
4,730	DuzonBizon Co., Ltd.	135,190
1,213	Hankook Tire Co., Ltd.	58,546
16,415	Hanwha Techwin Co., Ltd.*	562,659
10,979	HizeAero Co., Ltd.*	75,738
1,020	Hyundai Motor Co.	146,744
11,221	Koh Young Technology, Inc.	769,697
4,328	KT Corp. ADR	62,280
3,955	LIG Nex1 Co., Ltd.	253,818
601	Meerecompany, Inc.	31,444
351	S-Oil Corp.	40,354
968	Samsung Electronics Co., Ltd.	2,386,221
8,173	SK Hynix, Inc.	602,617

		5,125,308

	Spain - 0.4%
8,083	Aedas Homes SAU*(1)	282,464
1,240	Axiare Patrimonio SOCIMI S.A. REIT	23,255
629	Cellnex Telecom S.A.(1)	15,613
19,450	Iberdrola S.A.	157,176
55,926	Liberbank S.A.*	25,856
27,920	Neinor Homes SA.*(1)	573,861
132,141	Unicaja Banco S.A.*(1)	192,726

		1,270,951

	Sweden - 0.3%
3,642	Assa Abloy AB Class B	76,784
1,546	BillerudKorsnas AB	26,608
46,419	Cloetta AB Class B	156,965
1,082	D Carnegie & Co. AB*	14,960
738	Fastighets AB Balder Class B*	19,211
6,514	Sandvik AB	118,903
89,339	Telefonaktiebolaget LM Ericsson ADR	558,369
2,235	Vostok Emerging Finance Ltd.*	489

		972,289

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Switzerland - 0.7%
3,227	ABB Ltd. ADR	$84,322
14,249	LafargeHolcim Ltd.*	804,568
2,686	Nestle S.A.	225,996
1,777	Novartis AG	146,566
617	Roche Holding AG	142,608
4,229	TE Connectivity Ltd.	384,712
26,962	UBS Group AG*	458,707
9,201	Weatherford International plc*	31,927
254	Zur Rose Group AG*	35,084

		2,314,490

	Taiwan - 2.1%
12,984	Advanced Ceramic X Corp.	142,565
10,580	Airtac International Group	171,501
5,597	ASPEED Technology, Inc.	129,600
28,331	Catcher Technology Co., Ltd.	301,525
29,929	Chroma ATE, Inc.	145,962
2,965	Chunghwa Precision Test Tech Co., Ltd.	107,828
115,338	E Ink Holdings, Inc.	161,103
147,847	Elite Material Co., Ltd.	588,793
3,763	Formosa Sumco Technology Corp.	13,521
59,031	Getac Technology Corp.	82,446
5,945	Global Unichip Corp.	59,273
26,381	Globalwafers Co., Ltd.	306,034
141,494	Hota Industrial Manufacturing Co., Ltd.	661,250
47,935	Hu Lane Associate, Inc.	273,596
64,664	Kingpak Technology, Inc.	579,272
33,766	Land Mark Optoelectronics Corp.	431,015
2,868	Largan Precision Co., Ltd.	543,657
31,948	Realtek Semiconductor Corp.	120,287
8,308	Silergy Corp.	179,442
2,270	Silicon Motion Technology Corp. ADR	109,913
8,959	Sino-American Silicon Products, Inc.*	25,016
139,644	Taiwan Semiconductor Manufacturing Co., Ltd.	1,128,924
8,319	Voltronic Power Technology Corp.	156,762
25,832	Win Semiconductors Corp.	211,633

		6,630,918

	Thailand - 0.0%
45,887	Precious Shipping PCL*	14,780

	United Kingdom - 2.9%
6,634	Anglo American plc	125,137
7,870	AstraZeneca plc ADR	271,515
1,506	Atlassian Corp. plc Class A*	72,845
77,643	Babcock International Group plc	837,195
14,532	BAE Systems plc	114,473
4,815	BP plc	32,658
14,132	British American Tobacco plc	913,066
41,931	BT Group plc	144,474
507,711	Cobham plc*	937,300
2,703	Coca-Cola European Partners plc	110,445
4,136	Compass Group plc	90,803
365	Croda International plc	20,285
3,660	Delphi Automotive plc	363,731
21,934	GKN plc	92,449
25,494	Glencore plc*	122,963
6,784	Grainger plc	25,089
800	Hikma Pharmaceuticals plc	12,366
59,100	HSBC Holdings plc	577,118
114,736	Ibstock plc(1)	378,086

The accompanying notes are an integral part of these financial statements.

97

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	United Kingdom - 2.9% - (continued)
6,557	Just Eat plc*	$67,931
11,449	KAZ Minerals plc*	123,620
130	Liberty Global plc LiLAC Class A*	2,824
2,470	National Grid plc	29,732
19,397	Prudential plc	476,106
153,823	QinetiQ Group plc	498,622
1,856	Rio Tinto plc	87,716
4,417	RPC Group plc	55,277
3,367	Safestore Holdings plc REIT	19,892
2,601	Severn Trent plc	72,930
4,679	Smith & Nephew plc	88,253
3,690	STERIS plc	344,388
3,853	UBM plc	35,995
30,065	Ultra Electronics Holdings plc	728,016
3,229	Unilever plc	183,000
5,320	Willis Towers Watson plc	856,946

		8,913,246

	United States - 21.4%
2,863	Abbott Laboratories	155,260
1,136	Acadia Healthcare Co., Inc.*	35,625
819	Acadia Realty Trust REIT	23,055
771	Accenture plc Class A	109,760
21,230	ACCO Brands Corp.*	277,051
295	Acuity Brands, Inc.	49,324
8,480	Advance Auto Parts, Inc.	693,155
25,704	Advanced Micro Devices, Inc.*	282,358
662	AdvanSix, Inc.*	30,631
203	Aetna, Inc.	34,516
726	AGCO Corp.	49,782
256,732	Alacer Gold Corp.*	399,993
618	Alcoa Corp.*	29,528
12,940	Alexander & Baldwin, Inc.	585,406
351	Alexandria Real Estate Equities, Inc. REIT	43,510
2,885	Alkermes plc*	140,673
1,000	Alleghany Corp.*	566,220
645	Allegion plc	53,787
1,558	Allergan plc	276,124
925	Alliance Data Systems Corp.	206,950
1,926	Alliant Energy Corp.	83,319
771	Alnylam Pharmaceuticals, Inc.*	93,939
278	Alphabet, Inc. Class A*	287,185
1,168	Alphabet, Inc. Class C*	1,187,435
6,137	Altria Group, Inc.	394,118
620	Amazon.com, Inc.*	685,274
11,030	American Tower Corp. REIT	1,584,680
3,494	AMETEK, Inc.	235,810
1,802	Anadarko Petroleum Corp.	88,965
599	Andeavor	63,638
7,322	Anthem, Inc.	1,531,836
669	Apartment Investment & Management Co. Class A, REIT	29,423
3,843	Apple, Inc.	649,621
2,133	Applied Materials, Inc.	120,365
14,760	Aramark	644,864
1,773	Arena Pharmaceuticals, Inc.*	49,697
277,067	Argonaut Gold, Inc.*	500,400
462	Arista Networks, Inc.*	92,349
1,781	AT&T, Inc.	59,931
383	athenahealth, Inc.*	48,978
410	Automatic Data Processing, Inc.	47,667

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	United States - 21.4% - (continued)
337	AvalonBay Communities, Inc. REIT	$61,108
1,924	Avangrid, Inc.	99,528
1,000	Axcelis Technologies, Inc.*	32,900
1,977	Ball Corp.	84,873
36,781	Bank of America Corp.	1,007,432
639	Baxter International, Inc.	41,196
66	Becton Dickinson and Co.	13,772
5,970	Belden, Inc.	477,063
3,370	Berkshire Hathaway, Inc. Class B*	629,988
320	Biogen, Inc.*	99,731
88,849	Bizlink Holding, Inc.	891,083
6,047	Blue Buffalo Pet Products, Inc.*	174,940
1,101	Boeing Co.	284,036
2,205	Boise Cascade Co.*	78,167
320	Boston Properties, Inc. REIT	38,778
9,017	Boston Scientific Corp.*	253,738
7,030	Bristol-Myers Squibb Co.	433,470
1,499	Brookdale Senior Living, Inc.*	15,035
501	Cabot Corp.	30,541
1,518	Cabot Oil & Gas Corp.	42,049
248	CACI International, Inc. Class A*	35,650
5,442	Campbell Soup Co.	257,788
8,385	Capital One Financial Corp.	772,929
1,391	Cardinal Health, Inc.	86,103
397	Carlisle Cos., Inc.	43,602
485	Caterpillar, Inc.	65,863
1,034	Cavium, Inc.*	71,336
1,383	CBS Corp. Class B	77,614
775	Celanese Corp. Series A	80,840
1,860	Celgene Corp.*	187,804
9,334	Cerner Corp.*	630,232
481	Charter Communications, Inc. Class A*	160,736
878	Cheniere Energy, Inc.*	41,038
2,201	Chevron Corp.	255,074
11,543	Ciena Corp.*	245,520
8,198	Cigna Corp.	1,616,810
947	Cinemark Holdings, Inc.	34,414
32,825	Cisco Systems, Inc.	1,120,974
16,950	Citigroup, Inc.	1,245,825
1,839	Cognizant Technology Solutions Corp. Class A	139,157
10,734	Comcast Corp. Class A	386,746
598	Concho Resources, Inc.*	80,258
1,631	ConocoPhillips	83,426
1,339	Constellation Brands, Inc. Class A	293,361
181	Coresite Realty Corp. REIT	20,046
995	Corporate Office Properties Trust REIT	31,770
141	CoStar Group, Inc.*	41,701
1,373	Costco Wholesale Corp.	221,163
54,933	Coty, Inc. Class A	845,968
940	Crown Holdings, Inc.*	56,560
3,519	CSX Corp.	177,463
830	Danaher Corp.	76,584
741	Deere & Co.	98,464
1,950	Deltic Timber Corp.	180,589
12,350	Dorian LPG Ltd.*	88,302
757	Douglas Emmett, Inc. REIT	30,121
2,115	DowDuPont, Inc.	152,936
1,245	Duke Energy Corp.	109,946
2,181	Eaton Corp. plc	174,524
4,546	eBay, Inc.*	171,111

The accompanying notes are an integral part of these financial statements.

98

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	United States - 21.4% - (continued)
975	Edison International	$77,951
702	Edwards Lifesciences Corp.*	71,765
3,973	Eli Lilly & Co.	325,548
997	Empire State Realty Trust, Inc. Class A, REIT	19,990
575	Energen Corp.*	29,727
19,579	Envision Healthcare Corp.*	834,065
1,808	EOG Resources, Inc.	180,565
75	Equinix, Inc. REIT	34,762
327	Equity LifeStyle Properties, Inc. REIT	28,933
4,090	Era Group, Inc.*	44,008
121	Essex Property Trust, Inc. REIT	31,754
1,670	Eversource Energy	104,609
11,285	Exlservice Holdings, Inc.*	704,410
710	Expedia, Inc.	88,509
1,163	Extended Stay America, Inc. UNIT	23,051
286	Extra Space Storage, Inc. REIT	23,335
6,346	Exxon Mobil Corp.	528,939
3,177	Facebook, Inc. Class A*	572,051
2,158	FedEx Corp.	487,298
1,440	Fiserv, Inc.*	186,379
1,547	FleetCor Technologies, Inc.*	255,673
11,025	Flex Ltd.*	196,245
474	Forest City Realty Trust, Inc. Class A, REIT	11,675
1,352	Fortive Corp.	97,696
4,189	Fresh Del Monte Produce, Inc.	186,452
4,020	GATX Corp.	238,828
583	General Dynamics Corp.	118,337
14,266	General Electric Co.	287,603
5,531	General Motors Co.	237,722
1,491	Genesee & Wyoming, Inc. Class A*	107,024
5,473	Genpact Ltd.	166,653
416	GGP, Inc. REIT	8,095
3,982	Global Payments, Inc.	413,929
3,265	Goodyear Tire & Rubber Co.	99,876
6,392	Graphic Packaging Holding Co.	99,012
989	HCA Healthcare, Inc.*	74,818
1,224	HCP, Inc. REIT	31,628
1,225	HD Supply Holdings, Inc.*	43,353
627	Healthcare Trust of America, Inc. Class A, REIT	18,841
1,444	Hess Corp.	63,767
515	Highwoods Properties, Inc. REIT	26,291
1,410	Hilton Worldwide Holdings, Inc.	101,915
13,720	HMS Holdings Corp.*	263,973
945	Hologic, Inc.*	35,768
2,144	Home Depot, Inc.	355,432
27,002	Hostess Brands, Inc.*	311,333
3,734	Humana, Inc.	953,477
1,455	Incyte Corp.*	164,779
4,524	Ingersoll-Rand plc	400,826
34	Ingevity Corp.*	2,422
3,234	Integrated Device Technology, Inc.*	100,480
989	International Paper Co.	56,640
1,057	Invitation Homes, Inc. REIT	23,856
3,624	Ironwood Pharmaceuticals, Inc.*	55,737
1,379	Itron, Inc.*	107,769
1,063	J.B. Hunt Transport Services, Inc.	113,093
1,419	Johnson & Johnson	197,823
748	Kennedy-Wilson Holdings, Inc. REIT	14,549
6,278	Kinder Morgan, Inc.	113,695

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	United States - 21.4% - (continued)
1,086	KLA-Tencor Corp.	$118,255
9,735	Knight-Swift Transportation Holdings, Inc.*	403,516
636	LaSalle Hotel Properties REIT	17,942
12,151	Leidos Holdings, Inc.	759,680
1,660	Lennox International, Inc.	317,276
2,018	Liberty Global plc Class A*	62,255
14,337	Liberty Global plc Series C*	428,533
2,053	Liberty Media Corp-Liberty Braves Class A*	48,204
1,170	Liberty Media Corp-Liberty Formula One Series C*	44,624
455	LifePoint Health, Inc.*	21,908
2,214	Lindblad Expeditions Holdings, Inc.*	23,734
544	Lockheed Martin Corp.	167,639
1,661	Louisiana-Pacific Corp.*	45,146
2,651	Lumentum Holdings, Inc.*	167,411
252	LyondellBasell Industries N.V. Class A	26,090
2,111	M&T Bank Corp.	352,051
6,810	MACOM Technology Solutions Holdings, Inc.*	278,393
10,743	ManTech International Corp. Class A	498,583
1,270	Martin Marietta Materials, Inc.	275,399
7,040	Maxim Integrated Products, Inc.	369,882
1,169	McKesson Corp.	161,182
2,441	Medicines Co.*	70,154
3,771	Medtronic plc	303,641
2,877	Merck & Co., Inc.	158,494
25,406	MGIC Investment Corp.*	363,306
600	MGM Growth Properties LLC Class A	17,706
2,233	Microchip Technology, Inc.	211,688
5,061	Micron Technology, Inc.*	224,253
1,012	Microsemi Corp.*	54,010
4,540	Molson Coors Brewing Co. Class B	367,150
748	Monsanto Co.	90,583
4,568	Monster Beverage Corp.*	264,624
8,270	Motorola Solutions, Inc.	748,766
3,455	Mylan N.V.*	123,378
2,023	National Vision Holdings, Inc.*	58,262
2,522	NetApp, Inc.	112,027
1,901	Netflix, Inc.*	373,413
1,343	New York Times Co. Class A	25,651
2,521	Newfield Exploration Co.*	77,622
2,048	NextEra Energy Partners L.P.	80,568
1,923	NextEra Energy, Inc.	298,200
3,547	NIKE, Inc. Class B	195,050
2,284	Northrop Grumman Corp.	674,990
1,920	NRG Energy, Inc.	48,000
5,764	NVIDIA Corp.	1,192,053
2,945	Occidental Petroleum Corp.	190,159
30,940	Oclaro, Inc.*	255,874
2,460	OGE Energy Corp.	90,626
2,065	OMNOVA Solutions, Inc.*	22,818
1,581	Outfront Media, Inc. REIT	37,074
799	Owens-Illinois, Inc.*	19,088
590	Packaging Corp. of America	68,599
778	Parker-Hannifin Corp.	142,071
1,575	Parsley Energy, Inc. Class A*	41,895
3,870	PayPal Holdings, Inc.*	280,807
14,442	Pentair plc	1,017,583
4,216	PepsiCo, Inc.	464,730
743	PG&E Corp.	42,923
801	Pioneer Natural Resources Co.	119,886

The accompanying notes are an integral part of these financial statements.

99

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	United States - 21.4% - (continued)
7,194	PNC Financial Services Group, Inc.	$984,067
9,747	Post Holdings, Inc.*	808,319
627	PPG Industries, Inc.	72,882
164	Praxair, Inc.	23,964
921	Prologis, Inc.	59,478
150	PS Business Parks, Inc. REIT	19,849
243	Public Storage REIT	50,362
12,712	QUALCOMM, Inc.	648,439
1,606	Range Resources Corp.	29,085
590	Regency Centers Corp. REIT	36,314
491	Regeneron Pharmaceuticals, Inc.*	197,686
1,084	Rexford Industrial Realty, Inc. REIT	32,184
498	Rogers Corp.*	75,736
791	Safety Income and Growth, Inc. REIT	14,214
2,013	Salesforce.com, Inc.*	206,010
3,881	Schlumberger Ltd.	248,384
1,084	Schneider National, Inc. Class B	28,390
471	Science Applications International Corp.	34,543
42,465	Scorpio Tankers, Inc.	151,175
3,800	SEACOR Holdings, Inc.*	179,360
3,814	SEACOR Marine Holdings, Inc.*	53,968
381	Sempra Energy	44,767
1,946	ServiceNow, Inc.*	245,916
719	Sherwin-Williams Co.	284,113
459	Simon Property Group, Inc. REIT	71,296
10,785	Simply Good Foods Co.*	124,243
2,185	Southwestern Energy Co.*	12,127
9,075	SS&C Technologies Holdings, Inc.	364,815
1,275	Steel Dynamics, Inc.	47,443
1,090	Stryker Corp.	168,808
151	Sun Communities, Inc. REIT	13,629
3,056	Sysco Corp.	169,975
13,365	TCF Financial Corp.	243,510
11,070	TD Ameritrade Holding Corp.	553,389
8,161	Teradyne, Inc.	350,025
1,756	Tesla, Inc.*	582,167
1,236	Texas Instruments, Inc.	119,509
1,015	Thermo Fisher Scientific, Inc.	196,737
2,465	Total System Services, Inc.	177,603
3,202	TransUnion*	168,073
9,639	Tutor Perini Corp.*	271,820
3,637	Twenty-First Century Fox, Inc. Class A	95,108
980	Twenty-First Century Fox, Inc. Class B	24,941
1,210	UGI Corp.	57,911
950	Ultragenyx Pharmaceutical, Inc.*	43,785
1,112	United Technologies Corp.	133,173
8,668	UnitedHealth Group, Inc.	1,822,187
5,525	Universal Health Services, Inc. Class B	567,417
91	Vail Resorts, Inc.	20,841
1,259	Valero Energy Corp.	99,322
457	VeriFone Systems, Inc.*	8,720
7,179	Verizon Communications, Inc.	343,659
750	Vertex Pharmaceuticals, Inc.*	109,672
3,303	Viacom, Inc. Class B	79,371
4,502	Visa, Inc. Class A	495,130
2,295	Vulcan Materials Co.	279,416
1,247	WageWorks, Inc.*	79,496
1,210	Walgreens Boots Alliance, Inc.	80,187
795	Walt Disney Co.	77,759
474	Waste Management, Inc.	38,949
1,515	Watsco, Inc.	252,354

Shares or Principal Amount			Market Value†
COMMON STOCKS - 61.8% - (continued)
		United States - 21.4% - (continued)
	3,172	Wayfair, Inc. Class A*	$221,723
	415	WellCare Health Plans, Inc.*	82,062
	6,860	Wells Fargo & Co.	385,120
	1,011	WESCO International, Inc.*	63,845
	170	Westlake Chemical Corp.	14,435
	151	WestRock Co.	9,261
	1,869	WEX, Inc.*	230,990
	5,282	Whiting Petroleum Corp.*	31,745
	2,414	Workday, Inc. Class A*	267,930
	538	Wynn Resorts Ltd.	79,350
	10,367	XPO Logistics, Inc.*	718,951

			66,851,321

		Total Common Stocks (cost $157,582,567)	$193,311,526

CONVERTIBLE BONDS - 0.5%
		Commercial Services - 0.2%
	600,000	DP World Ltd. 1.75%, 06/19/2024(7)	632,250

		Electrical Components & Equipment - 0.1%
	544,000	SunPower Corp. 0.88%, 06/01/2021	429,420

		Oil & Gas - 0.2%
$	489,000	PDC Energy, Inc. 1.13%, 09/15/2021	$477,386

		Total Convertible Bonds (cost $1,530,999)	$1,539,056

EXCHANGE-TRADED FUNDS - 7.3%
		Other Investment Pools & Funds - 7.3%
	37,700	iShares JP Morgan USD Emerging Markets Bond ETF	$4,382,625
	13,207	iShares MSCI EAFE ETF	919,604
	658,020	PowerShares Senior Loan Portfolio	15,213,422
	26,400	SPDR Barclays Convertible Securities ETF	1,367,256
	3,566	SPDR S&P 500 ETF Trust	916,997
	8,595	TOPIX Exchange Traded Fund	138,314

			22,938,218

		Total Exchange-Traded Funds (cost $23,296,319)	$22,938,218

PREFERRED STOCKS - 0.3%
		Brazil - 0.1%
	10,650	Cia de Saneamento do Parana	$35,323
	4,500	Telefonica Brasil S.A.	69,468

			104,791

		South Korea - 0.1%
	182	Samsung Electronics Co., Ltd.	364,518

		United States - 0.1%
	655	Airbnb, Inc. Series E*(13)(14)(15)	68,775
	8,725	Pinterest, Inc. Series G*(13)(14)(15)	62,637

The accompanying notes are an integral part of these financial statements.

100

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 0.3% - (continued)
	United States - 0.1% - (continued)
4,556	Uber Technologies, Inc.*(13)(14)(15)	$188,892

		320,304

	Total Preferred Stocks (cost $560,236)	$789,613

CONVERTIBLE PREFERRED STOCKS - 0.2%
	United States - 0.2%
6,550	Hess Corp. 8.00%	$361,560
7,200	WPX Energy, Inc. Series A 6.25%	368,640

		730,200

	Total Convertible Preferred Stocks (cost $750,509)	$730,200

WARRANTS - 0.1%
	Greece - 0.0%
136,044	Alpha Bank A.E. Expires 12/10/17*	$158

	United States - 0.1%
42,650	Hangzhou Hikvision Digital Technology Co., Ltd. Expires 7/13/19*	252,783
3,382	Simply Good Foods Co. Expires 7/7/22*	7,102

		259,885

	Total Warrants (cost $377,452)	$260,043

RIGHTS - 0.0%
	Spain - 0.0%
55,926	Liberbank S.A. Expires 11/10/17*	$20,130

	Total Rights (cost $17,791)	$20,130

	Total Long-Term Investments (cost $267,052,099)	$302,155,878

SHORT-TERM INVESTMENTS - 3.5%
	Other Investment Pools & Funds - 3.5%
10,996,524	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(16)	$10,996,524

	Total Short-Term Investments (cost $10,996,524)	$10,996,524

Total Investments Excluding Purchased Options (cost $278,048,623)	100.1%	$313,152,402

Total Purchased Options (cost $1,135,798)	0.3%	$1,121,219

Total Investments (cost $279,184,421)	100.4%	$314,273,621
Other Assets and Liabilities	(0.4)%	(1,296,254)

Total Net Assets	100.0%	$312,977,367

The accompanying notes are an integral part of these financial statements.

101

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2017, the Fund invested 1.5% of its total assets in the Subsidiary.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $18,678,235, which represented 6.0% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $11,431,944 at October 31, 2017.

(5)	Security is a zero-coupon bond.

(6)	Security disclosed is principal-only strips.

(7)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $12,938,094, which represented 4.1% of total net assets.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	The principal amount for these securities is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(10)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(11)	Securities disclosed are interest-only strips.

(12)	Represents or includes a TBA transaction.

(13)	Investment valued using significant unobservable inputs.

(14)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $320,482, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(15)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $320,482, which represents 0.1% of total net assets.

(16)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

102

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

OTC Option Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/JPY Put	BOA	125.00 JPY per USD	05/13/19	6,413,291	USD	6,413,291	$54,019	$83,103	$(29,084)

Puts
KOSPI 200 Index Future	GSC	295.52 KRW	01/11/18	7,283,330	KRW	7,283,330	$3,278	$43,799	$(40,521)
USD Put/INR Call	BOA	64.00 INR per USD	05/13/19	6,413,291	USD	6,413,291	64,492	70,803	(6,311)
USD Put/TRY Call	DEUT	3.50 TRY per USD	07/16/18	2,161,000	USD	2,161,000	5,960	25,586	(19,626)
USD Put/TRY Call	BCLY	3.50 TRY per USD	08/20/18	1,607,000	USD	1,607,000	4,808	20,650	(15,842)

Total Puts						17,464,621	$78,538	$160,838	$(82,300)

Total purchased option contracts						23,877,912	$132,557	$243,941	$(111,384)

Written option contracts:
Calls
USD Call/JPY Put	BOA	145.00 JPY per USD	05/13/19	(6,413,291)	USD	(6,413,291)	$(9,441)	$(15,482)	$6,041

Puts
DAX Index Option	GSC	11,750.00 EUR	01/19/18	(21)	EUR	(21)	$(1,001)	$(5,145)	$4,144

Total written option contracts						(6,413,312)	$(10,442)	$(20,627)	$10,185

OTC Swaption Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57	BCLY	2.45%	Pay	08/02/27	USD	450,000	450,000	$62,197	$64,885	$(2,688)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57	MSC	2.45%	Pay	08/02/27	USD	875,000	875,000	120,939	127,207	(6,268)

Total Calls							1,325,000	$183,136	$192,092	$(8,956)

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57	BCLY	2.45%	Receive	08/02/27	USD	450,000	450,000	$83,276	$88,610	$(5,334)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57	MSC	2.45%	Receive	08/02/27	USD	875,000	875,000	161,926	169,505	(7,579)

Total Puts							1,325,000	$245,202	$258,115	$(12,913)

Total purchased swaption contracts							2,650,000	$428,338	$450,207	$(21,869)

The accompanying notes are an integral part of these financial statements.

103

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Exchange-Traded Option Contracts Outstanding at October 31, 2017
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
CBOE SPX Volatility Index	22.00 USD	12/20/17	116	USD	11,600	$4,640	$8,241	$(3,601)
S&P 500 Index Option	2,625.00 USD	03/16/18	28	USD	2,800	94,080	57,485	36,595

Total Calls					14,400	$98,720	$65,726	$32,994

Puts
iPath S&P 500 VIX Short-Term	5.00 USD	01/18/19	88	USD	8,800	$6,864	$4,374	$2,490
ProShares Short VIX	25.00 USD	01/18/19	1,716	USD	171,600	454,740	371,551	83,189

Total Puts					180,400	$461,604	$375,925	$85,679

Total purchased option contracts					194,800	$560,324	$441,651	$118,673

Written option contracts:
Calls
CBOE SPX Volatility Index	17.00 USD	12/20/17	(64)	USD	(6,400)	$(4,480)	$(7,293)	$2,813
iPath S&P 500 VIX Short-Term	35.00 USD	01/19/18	(89)	USD	(8,900)	(668)	(15,173)	14,505
iPath S&P 500 VIX Short-Term	35.00 USD	01/18/19	(11)	USD	(1,100)	(671)	(3,596)	2,925

Total Calls					(16,400)	$(5,819)	$(26,062)	$20,243

Puts
ProShares Short VIX	12.50 USD	01/18/19	(342)	USD	(34,200)	$(278,730)	$(350,023)	$71,293
S&P 500 Index	2,325.00 USD	12/15/17	(125)	USD	(12,500)	(467)	(3,563)	3,096
SPDR S&P Bank ETF	49.00 USD	01/19/18	(5,419)	USD	(541,900)	(2,199)	(3,143)	944
SPDR S&P Retail ETF	37.50 USD	02/16/18	(7,526)	USD	(752,600)	(7,815)	(5,042)	(2,773)
Utilities Select Sector SPDR Fund	50.00 USD	01/19/18	(5,792)	USD	(579,200)	(1,413)	(3,186)	1,773
VanEck Vectors Gold Miners ETF	22.00 USD	12/15/17	(12,701)	USD	(12,701)	(6,021)	(5,842)	(179)

Total Puts					(3,190,500)	$(296,645)	$(370,791)	$74,154

Total written option contracts					(3,206,900)	$(302,464)	$(396,861)	$94,397

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value† and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	9	12/15/2017	$ 768,655	$1,053
CAC40 10 Euro Future	118	11/17/2017	7,561,935	181,276
Canadian Government 10-Year Bond Future	15	12/18/2017	1,597,899	17,744
Euro BUXL 30-Year Bond Future	7	12/07/2017	1,354,534	4,231
Euro-BTP Future	10	12/07/2017	1,626,013	38,558
Euro-Bund Future	24	12/07/2017	4,549,902	17,418
Euro-OAT Future	11	12/07/2017	2,017,589	19,998
Euro-Schatz Future	3	12/07/2017	392,315	242
FTSE 250 Index Future	70	12/15/2017	3,746,711	129,370
Japan 10-Year Mini Bond Future	85	12/12/2017	11,249,857	(46,617)
Long Gilt Future	28	12/27/2017	4,623,609	(67,969)
U.S. Treasury 10-Year Note Future	110	12/19/2017	13,743,125	(123,795)
U.S. Treasury 5-Year Note Future	37	12/29/2017	4,335,938	(15,366)
U.S. Treasury Ultra Bond Future	43	12/19/2017	7,085,594	(100,414)
Uranium Future	177	12/22/2017	887,213	(343,802)
WTI Crude Future	49	11/19/2018	2,597,000	68,931

Total				$(219,142)

The accompanying notes are an integral part of these financial statements.

104

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Futures Contracts Outstanding at October 31, 2017 - (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
Australian 10-Year Bond Future	5	12/15/2017	$493,088	$(278)
CBOE Volatility Index Future	6	01/17/2018	79,350	2,364
FTSE 100 Index Future	37	12/15/2017	3,669,645	(63,700)
NIKKEI 225 Index Future	17	12/07/2017	3,281,738	(417,346)
NIKKEI 225 Index Future	53	12/07/2017	5,889,625	(387,407)
S&P 500 (E-Mini) Future	97	12/15/2017	12,477,595	(461,280)
U.S. Treasury 2-Year Note Future	19	12/29/2017	4,091,828	11,536

Total				$(1,316,111)

Total futures contracts				$(1,535,253)

TBA Sale Commitments Outstanding at October 31, 2017
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 2.50%	$2,275,000	11/16/2032	$(2,285,308)	$3,805
FNMA, 3.00%	1,850,000	11/13/2047	(1,851,012)	(2,340)
FNMA, 3.50%	2,520,000	11/13/2047	(2,590,580)	(5,196)
FNMA, 4.50%	1,705,000	11/13/2047	(1,823,018)	4,074
GNMA II, 3.50%	550,000	11/20/2047	(570,604)	1,139
GNMA II, 4.00%	200,000	11/20/2047	(210,000)	16
GNMA II, 4.00%	1,050,000	12/20/2047	(1,101,721)	267

Total (proceeds receivable $10,434,008)			$(10,432,243)	$1,765

At October 31, 2017, the aggregate market value of TBA Sale Commitments represents (3.3)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.AAA.8	MSC	USD	2,375,000	(0.50%)	10/17/57	Monthly	$44,087	$—	$(9,855)	$(53,942)

Total traded indices							$44,087	$—	$(9,855)	$(53,942)

Credit default swaps on single-name issues:
Buy protection:
Banco Santander SA	BNP	EUR	375,000	(1.00%)	06/20/22	Annual	$—	$(9,831)	$(13,063)	$(3,232)
China Republic	GSC	USD	525,000	(1.00%)	06/20/22	Semi-Annual	—	(7,954)	(13,055)	(5,101)
China Republic	HSBC	USD	1,600,000	(1.00%)	06/20/22	Semi-Annual	—	(24,206)	(39,785)	(15,579)

Total							$—	$(41,991)	$(65,903)	$(23,912)

Credit default swaps on single-name issues:
Sell protection:
Banco Santander SA	BNP	EUR	200,000	1.00%	06/20/22	Annual	$—	$(5,111)	$6,966	$12,077

Total single-name issues							$—	$(47,102)	$(58,937)	$(11,835)

Total OTC contracts							$44,087	$(47,102)	$(68,792)	$(65,777)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

105

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.27.V3	USD	3,601,500	(5.00%)	12/20/21	Quarterly	$119,907	$336,971	$217,064
CDX.NA.IG.27.V1	USD	425,000	(1.00%)	12/20/21	Quarterly	(4,086)	(10,021)	(5,935)
CDX.NA.IG.29.V1	USD	4,250,000	(1.00%)	12/20/22	Quarterly	(93,028)	(101,557)	(8,529)

Total						$22,793	$225,393	$202,600

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund		Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	1.85	% Fixed	USD	1,975,000	11/30/21	Quarterly	$—	$—	$10,282	$10,282
3M USD LIBOR	2.00	% Fixed	USD	525,000	03/21/23	Semi-Annual	2,691	—	3,892	1,201
3M USD LIBOR	2.14	% Fixed	USD	195,000	05/15/24	Quarterly	—	—	266	266
3M USD LIBOR	2.20	% Fixed	USD	195,000	05/15/24	Quarterly	—	—	(463)	(463)
3M USD LIBOR	2.20	% Fixed	USD	195,000	05/15/24	Quarterly	—	—	(690)	(690)
3M USD LIBOR	2.26	% Fixed	USD	875,000	07/14/27	Quarterly	—	—	191	191
3M USD LIBOR	2.68	% Fixed	USD	300,000	11/15/43	Semi-Annual	—	—	(5,603)	(5,603)
3M USD LIBOR	2.55	% Fixed	USD	50,000	08/03/47	Quarterly	—	—	226	226
3M USD LIBOR	2.52	% Fixed	USD	110,000	08/08/47	Quarterly	—	—	1,185	1,185

Total							$2,691	$—	$9,286	$6,595

OTC Total Return Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Financial Select Sector SPDR ETF	MSC	USD	2,488,590	(1M LIBOR + 0.30%)	11/30/17	Monthly	$—	$—	$—	$0
Goldman Sachs Dynamic Gamma US Index	GSC	USD	184,726	N/A	10/31/18	Monthly	—	—	34	34
Goldman Sachs Volatility Carry Series 71	GSC	USD	125,069	N/A	07/31/18	Monthly	—	—	(86)	(86)
Goldman Sachs Volatility Carry Series 71	GSC	USD	126,934	N/A	08/31/18	Monthly	—	—	(87)	(87)
GSCBWSEW	GSC	USD	3,048,560	(1M LIBOR - 0.50%)	07/31/18	Monthly	—	—	295	295
GSCBWTCH	GSC	USD	621,499	(1M LIBOR - 0.30%)	05/31/18	Monthly	—	—	—	0
GSCBWTCH	GSC	USD	1,183,527	(1M LIBOR - 0.30%)	05/31/18	Monthly	—	—	—	0
GSCBWTCH	GSC	USD	913,796	(1M LIBOR - 0.30%)	05/31/18	Monthly	—	—	—	0
GSGLWRH2	GSC	USD	553,746	(1M LIBOR - 0.15%)	10/31/18	Monthly	—	—	—	0
GSGLWRH2	GSC	USD	580,207	(1M LIBOR - 0.15%)	10/31/18	Monthly	—	—	—	0
iPath S&P 500 VIX	MSC	USD	14,530	(1M LIBOR - 3%)	12/20/17	Monthly	—	—	(43)	(43)
iPath S&P 500 VIX	MSC	USD	10,792	(1M LIBOR - 3%)	12/29/17	Monthly	—	—	185	185
iPath S&P 500 VIX	MSC	USD	8,676	(1M LIBOR - 3%)	01/31/18	Monthly	—	—	—	0
iPath S&P 500 VIX	MSC	USD	2,325	(1M LIBOR - 3%)	02/14/18	Monthly	—	—	54	54
iPath S&P 500 VIX	MSC	USD	4,849	(1M LIBOR - 3%)	03/19/18	Monthly	—	—	71	71
iPath S&P 500 VIX	MSC	USD	19,779	(1M LIBOR - 3%)	05/15/18	Monthly	—	—	462	462
iPath S&P 500 VIX	MSC	USD	23,384	(1M LIBOR - 3.00%)	05/22/18	Monthly	—	—	644	644
iPath S&P 500 VIX	MSC	USD	3,880	(1M LIBOR - 3.00%)	06/26/18	Monthly	—	—	254	254
iPath S&P 500 VIX	MSC	USD	21,351	(1M LIBOR - 3.00%)	07/02/18	Monthly	—	—	—	0
iPath S&P 500 VIX	MSC	USD	22,512	(1M LIBOR - 3.00%)	07/13/18	Monthly	—	—	924	924
iPath S&P 500 VIX	MSC	USD	10,779	(1M LIBOR - 3.00%)	07/13/18	Monthly	—	—	442	442
iPath S&P 500 VIX	MSC	USD	22,389	(1M LIBOR - 3.00%)	07/17/18	Monthly	—	—	598	598
iPath S&P 500 VIX	JPM	USD	16,979	(1M LIBOR - 3.50%)	07/31/18	Monthly	—	—	—	0

The accompanying notes are an integral part of these financial statements.

106

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

OTC Total Return Swap Contracts Outstanding at October 31, 2017 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
iPath S&P 500 VIX	MSC	USD	28,671	(1M LIBOR - 3.25%)	07/31/18	Monthly	$—	$—	$—	$0
iPath S&P 500 VIX	MSC	USD	27,009	(1M LIBOR - 3.25%)	08/22/18	Monthly	—	—	744	744
iPath S&P 500 VIX	DEUT	USD	11,014	(1M LIBOR - 2.95%)	09/28/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	2,948	(1M LIBOR - 1.48%)	09/28/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	23,350	(1M LIBOR - 1.48%)	09/28/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	24,333	(1M LIBOR - 1.48%)	09/28/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	25,858	(1M LIBOR - 1.48%)	09/28/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	29,925	(1M LIBOR - 1.48%)	10/31/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	34,398	(1M LIBOR - 1.48%)	10/31/18	Monthly	—	—	—	0
iPath S&P 500 VIX	BOA	USD	39,177	(1M LIBOR - 1.48%)	10/31/18	Monthly	—	—	—	0
iShares MSCI USA Minimum Volatility Index ETF	BOA	USD	2,334,393	(1M LIBOR + 0.15%)	11/30/17	Monthly	—	—	—	0
MSCI South Africa Value Index	BOA	USD	2,060,029	(1M LIBOR + 0.52%)	09/28/18	Monthly	—	—	—	0
MSCI South Africa Value Index	GSC	USD	365,698	(1M LIBOR - 0.40%)	09/28/18	Monthly	—	—	—	0
VelocityShares Daily Inverse	DEUT	USD	348,206	(1M LIBOR - 3.20%)	01/12/18	Monthly	—	—	(19,504)	(19,504)
VelocityShares Daily Inverse	MSC	USD	35,614	(1M LIBOR - 3.00%)	05/18/18	Monthly	—	—	(609)	(609)

Total							$—	$—	$(15,622)	$(15,622)

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
10,997,000	AUD	8,399,069	USD	BCLY	11/30/17	$14,734	$—
5,755,000	BRL	1,756,233	USD	DEUT	11/03/17	2,085	—
5,559,000	BRL	1,696,420	USD	DEUT	11/03/17	2,014	—
196,000	BRL	59,813	USD	DEUT	11/03/17	71	—
4,000	BRL	1,261	USD	BNP	11/03/17	—	(39)
192,000	BRL	59,077	USD	GSC	11/03/17	—	(415)
5,780,000	BRL	1,837,429	USD	GSC	11/03/17	—	(71,473)
5,000	BRL	1,517	USD	DEUT	12/04/17	5	—
221,000	BRL	67,731	USD	GSC	12/04/17	—	(480)
9,252,000	CAD	7,168,814	USD	DEUT	11/30/17	4,502	—
57,000	CAD	44,238	USD	DEUT	11/30/17	—	(45)
1,789,000	CHF	1,809,255	USD	DEUT	11/30/17	—	(12,402)
191,038,000	CLP	303,143	USD	GSC	11/30/17	—	(3,071)
314,000	CNY	47,271	USD	DEUT	11/30/17	22	—
183,001,000	COP	60,731	USD	HSBC	11/30/17	—	(751)
4,996,000	DKK	793,896	USD	DEUT	11/30/17	—	(10,446)
144,000	EUR	167,744	USD	DEUT	11/30/17	273	—
417,000	EUR	486,618	USD	UBS	11/30/17	—	(71)
103,000	EUR	121,832	USD	DEUT	11/30/17	—	(1,653)
43,000	GBP	56,993	USD	DEUT	11/30/17	167	—
5,000	GBP	6,553	USD	SSG	11/30/17	94	—
8,725,000	HKD	1,118,545	USD	BCLY	11/30/17	293	—
3,260,321,000	IDR	239,659	USD	UBS	11/30/17	123	—
5,283,000	ILS	1,505,900	USD	CBK	11/30/17	—	(4,110)
10,314,000	INR	158,848	USD	DEUT	11/30/17	—	(259)
17,440,000	JPY	153,903	USD	BOA	11/30/17	—	(322)
38,400,000	KRW	34,364	USD	BOA	11/30/17	—	(85)
128,500,000	KZT	382,145	USD	BCLY	11/30/17	—	(1,202)
12,735,000	MXN	662,255	USD	CBK	11/30/17	—	(1,632)
36,000	MYR	8,519	USD	BCLY	11/30/17	—	(27)
31,796,000	NOK	3,956,695	USD	GSC	11/30/17	—	(61,124)
14,000	NZD	9,565	USD	DEUT	11/30/17	9	—
672,000	PEN	207,503	USD	DEUT	11/30/17	—	(1,055)
8,658,000	PHP	166,037	USD	UBS	11/29/17	1,339	—

The accompanying notes are an integral part of these financial statements.

107

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,810,000	PLN	781,211	USD	SSG	11/30/17	$—	$(9,262)
71,988,000	RUB	1,238,056	USD	BCLY	11/30/17	—	(13,313)
92,899,000	SEK	11,285,381	USD	BCLY	11/30/17	—	(169,643)
762	SGD	559	USD	SSG	11/02/17	—	—
2,045,000	SGD	1,501,404	USD	CBK	11/30/17	—	(806)
626,000	THB	18,848	USD	BOA	11/30/17	—	(3)
87,000	TRY	22,620	USD	DEUT	11/30/17	112	—
33,000	TRY	8,644	USD	JPM	11/30/17	—	(22)
2,709,000	TWD	90,141	USD	BOA	11/30/17	—	(195)
6,114	USD	8,000	AUD	DEUT	11/30/17	—	(7)
28,259	USD	37,000	AUD	BCLY	11/30/17	—	(50)
1,794,260	USD	5,755,000	BRL	DEUT	11/03/17	35,942	—
68,000	USD	221,000	BRL	GSC	11/03/17	478	—
1,221	USD	4,000	BRL	BNP	11/03/17	—	(1)
58,592	USD	192,000	BRL	GSC	11/03/17	—	(70)
1,696,420	USD	5,559,000	BRL	GSC	11/03/17	—	(2,014)
1,755,012	USD	5,751,000	BRL	GSC	11/03/17	—	(2,084)
58,843	USD	192,000	BRL	GSC	12/04/17	417	—
6,884,448	USD	8,885,000	CAD	DEUT	11/30/17	—	(4,324)
5,262,918	USD	5,204,000	CHF	DEUT	11/30/17	36,077	—
33,100	USD	33,000	CHF	DEUT	11/30/17	—	(44)
1,567,275	USD	988,010,000	CLP	HSBC	11/30/17	15,362	—
8,446	USD	5,385,000	CLP	DEUT	11/30/17	—	(13)
2,619,709	USD	17,436,000	CNY	BCLY	11/30/17	—	(6,431)
1,717	USD	5,239,000	COP	DEUT	11/30/17	—	—
17,377	USD	111,000	DKK	DEUT	11/30/17	—	(30)
27,655,795	USD	23,381,000	EUR	DEUT	11/30/17	375,323	—
75,830	USD	65,000	EUR	GSC	11/30/17	—	(13)
12,277,579	USD	9,368,000	GBP	SSG	11/30/17	—	(175,397)
24,109	USD	188,000	HKD	DEUT	11/30/17	1	—
6,933	USD	94,316,000	IDR	DEUT	11/30/17	—	(3)
42,187	USD	148,000	ILS	CBK	11/30/17	115	—
31,838	USD	112,000	ILS	DEUT	11/30/17	—	—
10,876,677	USD	708,398,000	INR	DEUT	11/30/17	—	(15,679)
20,178,287	USD	2,294,925,000	JPY	BCLY	11/30/17	—	(31,292)
1,595,852	USD	1,796,498,000	KRW	DEUT	11/30/17	—	(7,878)
1,248,638	USD	24,011,000	MXN	CBK	11/30/17	3,077	—
11,100	USD	214,000	MXN	DEUT	11/30/17	—	(1)
248,123	USD	1,051,000	MYR	BCLY	11/30/17	205	—
69,178	USD	567,000	NOK	DEUT	11/30/17	—	(289)
1,187,299	USD	1,735,000	NZD	SSG	11/30/17	732	—
5,841	USD	19,000	PEN	DEUT	11/30/17	4	—
4,747	USD	246,000	PHP	BOA	11/29/17	—	(9)
864,058	USD	3,108,000	PLN	SSG	11/30/17	10,245	—
16,701	USD	61,000	PLN	DEUT	11/30/17	—	(57)
2,803,134	USD	162,991,000	RUB	BCLY	11/30/17	30,143	—
15,749	USD	927,000	RUB	DEUT	11/30/17	—	(22)
199,922	USD	1,673,000	SEK	DEUT	11/30/17	—	(259)
25,696	USD	35,000	SGD	CBK	11/30/17	14	—
31,541	USD	43,000	SGD	BOA	11/30/17	—	(12)
870,558	USD	28,859,000	THB	JPM	11/30/17	1,782	—
8,723	USD	33,000	TRY	JPM	10/31/17	—	—
1,010,355	USD	3,857,000	TRY	JPM	11/30/17	2,556	—
4,963,796	USD	149,996,000	TWD	BCLY	11/30/17	—	(16,481)
7,330,000	ZAR	512,177	USD	SCB	11/30/17	3,389	—

Total						$541,705	$(626,366)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

108

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble

Currency Abbreviations: - (continued)
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CAC	Cotation Assistee en Continu
CBOE	Chicago Board Options Exchange
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX	Markit Commercial Mortgage Backed North American
DAX	Deutscher Aktien Index
FTSE	Financial Times and Stock Exchange
KOSPI	Korea Composite Stock Price Index
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SPX	Standard and Poor’s 500 Index
VIX	CBOE Volatility

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
KOSPI	Korea Composite Stock Price Index
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

109

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$16,751,120	$—	$16,751,120	$—
Corporate Bonds	12,162,802	—	12,162,802	—
Foreign Government Obligations	25,887,583	—	25,887,583	—
U.S. Government Agencies	16,528,126	—	16,528,126	—
U.S. Government Securities	11,237,461	—	11,237,461	—
Common Stocks
Argentina	14,560	14,560	—	—
Australia	4,080,276	710,584	3,369,692	—
Austria	2,608,381	789,874	1,818,507	—
Belgium	1,398,163	152,046	1,246,117	—
Bermuda	1,434,665	1,434,665	—	—
British Virgin Islands	267,727	267,727	—	—
Canada	4,922,044	4,922,044	—	—
China	5,911,852	2,286,848	3,624,826	178
Croatia	126,824	126,824	—	—
Czech Republic	290,422	290,422	—	—
Denmark	156,302	74,922	81,380	—
Egypt	591,342	—	591,342	—
Finland	579,171	550,333	28,838	—
France	8,361,355	265,109	8,096,246	—
Germany	5,078,404	71,863	5,006,541	—
Greece	2,898,432	2,273,675	624,757	—
Hong Kong	1,869,645	246,834	1,622,811	—
Iceland	3,072,753	3,072,753	—	—
India	18,908,098	31,848	18,876,250	—
Indonesia	412,749	348,908	63,841	—
Ireland	3,698,709	2,652,217	1,046,492	—
Israel	603,627	197,379	406,248	—
Italy	3,277,953	465,978	2,811,975	—
Japan	22,948,608	70,803	22,877,805	—
Jersey	621,410	—	621,410	—
Kenya	33,113	33,113	—	—
Luxembourg	231,459	53,759	177,700	—
Malaysia	221,361	—	221,361	—
Mauritius	538,418	538,418	—	—
Mexico	117,224	117,224	—	—
Netherlands	3,169,810	1,528,537	1,641,273	—
New Zealand	875,940	35,537	840,403	—
Norway	597,757	24,062	573,695	—
Philippines	39,187	30,052	9,135	—
Portugal	417,475	—	417,475	—
Singapore	329,079	181,705	147,374	—
South Africa	513,928	19,399	494,529	—
South Korea	5,125,308	316,098	4,809,210	—
Spain	1,270,951	879,580	391,371	—
Sweden	972,289	573,818	398,471	—
Switzerland	2,314,490	536,045	1,778,445	—
Taiwan	6,630,918	109,913	6,521,005	—
Thailand	14,780	14,780	—	—
United Kingdom	8,913,246	2,959,994	5,953,252	—
United States	66,851,321	65,960,238	891,083	—
Convertible Bonds	1,539,056	—	1,539,056	—
Exchange-Traded Funds	22,938,218	22,799,904	138,314	—
Preferred Stocks	789,613	104,791	364,518	320,304
Convertible Preferred Stocks	730,200	730,200	—	—
Warrants	260,043	7,260	252,783	—
Rights	20,130	20,130	—	—
Short-Term Investments	10,996,524	10,996,524	—	—

The accompanying notes are an integral part of these financial statements.

110

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2017

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Purchased Options	$1,121,219	$560,324	$560,895	$—
Foreign Currency Contracts(2)	541,705	—	541,705	—
Futures Contracts(2)	492,721	492,721	—	—
Swaps - Credit Default(2)	229,141	—	229,141	—
Swaps - Interest Rate(2)	13,351	—	13,351	—
Swaps - Total Return(2)	4,707	—	4,707	—

Total	$315,555,246	$130,942,342	$184,292,422	$320,482

Liabilities
Foreign Currency Contracts(2)	$(626,366)	$—	$(626,366)	$—
Futures Contracts(2)	(2,027,974)	(2,027,974)	—	—
Swaps - Credit Default(2)	(92,318)	—	(92,318)	—
Swaps - Interest Rate(2)	(6,756)	—	(6,756)	—
Swaps - Total Return(2)	(20,329)	—	(20,329)	—
TBA Sale Commitments	(10,432,243)	—	(10,432,243)	—
Written Options	(312,906)	(284,549)	(28,357)	—

Total	$(13,518,892)	$(2,312,523)	$(11,206,369)	$—

(1)	For the year ended October 31, 2017, investments valued at $1,195,702 were transferred from Level 1 to Level 2 due to the application of a fair valuation model factor; investments valued at $5,325,545 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation model factor and there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

111

The Hartford Growth Allocation Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.1%
	Alternative Funds - 7.0%
2,205,855	Hartford Real Total Return Fund, Class F*	$20,139,460
2,914,217	The Hartford Global Real Asset Fund, Class F*	27,335,358

	Total Alternative Funds (cost $45,868,767)	$47,474,818

	Domestic Equity Funds - 57.3%
3,838,833	Hartford Core Equity Fund, Class F*	109,905,787
3,853,035	Hartford Small Cap Core Fund, Class F*	54,558,972
3,653,976	The Hartford Equity Income Fund, Class F	75,052,659
1,299,957	The Hartford Growth Opportunities Fund, Class F*	62,462,933
2,868,558	The Hartford MidCap Fund, Class F*	89,355,582

	Total Domestic Equity Funds (cost $349,975,721)	$391,335,933

	International/Global Equity Funds - 20.1%
4,015,844	Hartford Schroders International Multi-Cap Value Fund, Class F	40,881,292
3,547,015	The Hartford International Opportunities Fund, Class F*	61,824,474
1,984,420	The Hartford International Small Company Fund, Class F*	34,568,592

	Total International/Global Equity Funds (cost $120,598,539)	$137,274,358

	Multi-Strategy Funds - 4.0%
2,268,189	The Hartford Global All-Asset Fund, Class F*	27,467,767

	Total Multi-Strategy Funds (cost $25,063,487)	$27,467,767

	Taxable Fixed Income Funds - 11.7%
2,656,897	The Hartford Quality Bond Fund, Class F	26,462,698
1,354,241	The Hartford Short Duration Fund, Class F	13,393,439
2,215,763	The Hartford Strategic Income Fund, Class F	19,986,180
1,883,200	The Hartford World Bond Fund, Class F*	19,792,435

	Total Taxable Fixed Income Funds (cost $78,754,034)	$79,634,752

	Total Affiliated Investment Companies (cost $620,260,548)	$683,187,628

	Total Long-Term Investments (cost $620,260,548)	$683,187,628

Total Investments (cost $620,260,548)	100.1%	$683,187,628
Other Assets and Liabilities	(0.1)%	(563,249)

Total Net Assets	100.0%	$682,624,379

The accompanying notes are an integral part of these financial statements.

112

The Hartford Growth Allocation Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

113

The Hartford Growth Allocation Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Affiliated Investment Companies	$683,187,628	$683,187,628	$—	$—

Total	$683,187,628	$683,187,628	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

114

Hartford Moderate Allocation Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.1%
	Alternative Funds - 7.0%
2,080,159	Hartford Real Total Return Fund, Class F*	$18,991,847
1,528,975	The Hartford Global Real Asset Fund, Class F*	14,341,785

	Total Alternative Funds (cost $32,343,348)	$33,333,632

	Domestic Equity Funds - 43.3%
2,344,005	Hartford Core Equity Fund, Class F*	67,108,862
2,022,933	Hartford Small Cap Core Fund, Class F*	28,644,736
2,088,293	The Hartford Equity Income Fund, Class F	42,893,533
503,979	The Hartford Growth Opportunities Fund, Class F*	24,216,171
1,386,740	The Hartford MidCap Fund, Class F*	43,196,944

	Total Domestic Equity Funds (cost $185,011,423)	$206,060,246

	International/Global Equity Funds - 15.2%
1,875,944	Hartford Schroders International Multi-Cap Value Fund, Class F	19,097,111
2,207,086	The Hartford International Opportunities Fund, Class F*	38,469,501
830,900	The Hartford International Small Company Fund, Class F*	14,474,276

	Total International/Global Equity Funds (cost $63,472,409)	$72,040,888

	Multi-Strategy Funds - 5.0%
1,980,348	The Hartford Global All-Asset Fund, Class F*	23,982,018

	Total Multi-Strategy Funds (cost $21,882,848)	$23,982,018

	Taxable Fixed Income Funds - 29.6%
840,707	The Hartford Inflation Plus Fund, Class F*	9,382,288
4,230,481	The Hartford Quality Bond Fund, Class F	42,135,594
953,679	The Hartford Short Duration Fund, Class F	9,431,883
3,636,068	The Hartford Strategic Income Fund, Class F	32,797,337
1,345,997	The Hartford Total Return Bond Fund, Class F	14,079,129
3,140,307	The Hartford World Bond Fund, Class F*	33,004,630

	Total Taxable Fixed Income Funds (cost $139,322,293)	$140,830,861

	Total Affiliated Investment Companies (cost $442,032,321)	$476,247,645

	Total Long-Term Investments (cost $442,032,321)	$476,247,645

Total Investments (cost $442,032,321)	100.1%	$476,247,645
Other Assets and Liabilities	(0.1)%	(522,579)

Total Net Assets	100.0%	$475,725,066

The accompanying notes are an integral part of these financial statements.

115

Hartford Moderate Allocation Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

116

Hartford Moderate Allocation Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Affiliated Investment Companies	$476,247,645	$476,247,645	$—	$—

Total	$476,247,645	$476,247,645	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

117

Hartford Multi-Asset Income Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.9%
		Asset-Backed - Finance & Insurance - 0.4%
$	36,665	Long Beach Mortgage Loan Trust 1 mo. USD LIBOR + 0.170%, 1.41%, 12/25/2036(1)	$18,201
	250,000	Sound Point CLO Ltd. 3 mo. USD LIBOR + 4.600%, 5.96%, 07/15/2025(1)(2)	249,882

			268,083

		Asset-Backed - Home Equity - 0.5%
	125,444	GSAA Home Equity Trust 1 mo. USD LIBOR + 0.090%, 1.33%, 12/25/2036(1)	64,189
	365,944	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	201,972
	40,000	Soundview Home Loan Trust 1 mo. USD LIBOR + 0.250%, 1.49%, 11/25/2036(1)	34,979

			301,140

		Commercial Mortgage - Backed Securities - 0.6%
	50,000	Citigroup Commercial Mortgage Trust 4.40%, 03/10/2047(2)(4)	37,642
	175,000	Commercial Mortgage Trust 4.58%, 10/15/2045(2)(4)	80,124
		FREMF Mortgage Trust
	115,000	3.98%, 03/25/2027(2)(4)	109,150
	45,000	4.07%, 05/25/2027(2)(4)	42,901
	140,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.73%, 10/15/2045(2)(4)	60,943
	15,000	Wells Fargo Commercial Mortgage Trust 4.10%, 05/15/2048(4)	13,305
	115,599	WF-RBS Commercial Mortgage Trust 3.02%, 11/15/2047(2)	49,823

			393,888

		Whole Loan Collateral CMO - 1.4%
		Alternative Loan Trust
	51,182	1 mo. USD LIBOR + 0.450%, 1.69%, 04/25/2035(1)	45,861
	61,003	12 mo. MTA + 1.350%, 2.29%, 08/25/2035(1)	53,882
		Bear Stearns Alt-A Trust
	59,194	1 mo. USD LIBOR + 0.320%, 1.56%, 08/25/2036(1)	57,171
	35,145	3.64%, 09/25/2035(4)	35,487
	21,476	CHL Mortgage Pass-Through Trust 3.27%, 03/20/2036(4)	19,671
	246,000	Connecticut Avenue Securities 1 mo. USD LIBOR + 4.250%, 5.49%, 04/25/2029(1)	275,992
	61,633	Countrywide Alternative Loan Trust 1 mo. USD LIBOR + 0.140%, 1.38%, 04/25/2047(1)	54,251
		Fannie Mae Connecticut Avenue Securities
	40,000	1 mo. USD LIBOR + 3.550%, 4.79%, 07/25/2029(1)	42,564
	80,143	1 mo. USD LIBOR + 4.350%, 5.59%, 05/25/2029(1)	87,697
	119,040	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.90%, 06/25/2036(4)	107,586

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.9% - (continued)
		Whole Loan Collateral CMO - 1.4% - (continued)
$	75,273	Residential Accredit Loans, Inc. 1 mo. USD LIBOR + 0.250%, 1.49%, 08/25/2037(1)	$72,675
	46,387	Residential Asset Securitization Trust 5.50%, 06/25/2035	42,380
	26,968	Wells Fargo Mortgage Backed Securities Trust 3.26%, 03/25/2036(4)	26,550

			921,767

		Total Asset & Commercial Mortgage Backed Securities (cost $1,921,889)	$1,884,878

CORPORATE BONDS - 20.4%
		Aerospace/Defense - 0.2%
		DAE Funding LLC
	10,000	4.50%, 08/01/2022(2)	$10,138
	20,000	5.00%, 08/01/2024(2)	20,425
	75,000	Lockheed Martin Corp. 3.35%, 09/15/2021	77,750

			108,313

		Auto Manufacturers - 0.1%
	10,000	General Motors Co. 6.60%, 04/01/2036	11,967
	75,000	General Motors Financial Co., Inc. 4.00%, 10/06/2026	75,629

			87,596

		Auto Parts & Equipment - 0.1%
	75,000	Delphi Corp. 4.15%, 03/15/2024	79,571

		Beverages - 0.2%
	75,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	72,141
	50,000	Molson Coors Brewing Co. 4.20%, 07/15/2046	49,278

			121,419

		Biotechnology - 0.1%
	75,000	Celgene Corp. 3.25%, 08/15/2022	76,625

		Chemicals - 0.3%
		Agrium, Inc.
	25,000	3.38%, 03/15/2025	25,227
	55,000	4.13%, 03/15/2035	55,881
	50,000	Chemours Co. 6.63%, 05/15/2023	53,000
	20,000	Eastman Chemical Co. 4.65%, 10/15/2044	21,496
	10,000	Methanex Corp. 5.65%, 12/01/2044	10,232
	40,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(2)	41,450

			207,286

		Coal - 0.2%
	20,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	21,562

The accompanying notes are an integral part of these financial statements.

118

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.4% - (continued)
		Coal - 0.2% - (continued)
$	45,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(2)	$40,050
	35,000	Warrior Met Coal, Inc. 8.00%, 11/01/2024(2)	35,859

			97,471

		Commercial Banks - 5.0%
EUR	200,000	Banco Bilbao Vizcaya Argentaria S.A. 5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(1)(5)(6)	246,074
	200,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(1)(5)(6)	244,194
		Bank of America Corp.
$	100,000	4.00%, 01/22/2025	103,568
	75,000	4.75%, 04/21/2045	83,041
		Capital One Financial Corp.
	50,000	2.45%, 04/24/2019	50,272
	55,000	3.20%, 02/05/2025	54,703
	400,000	Credit Agricole S.A. 5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(5)	481,470
	200,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(5)(6)	218,750
		Goldman Sachs Group, Inc.
	50,000	3.50%, 01/23/2025	50,779
	100,000	3.50%, 11/16/2026	100,140
	200,000	HSBC Holdings plc 5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(1)(5)	212,500
	200,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(5)	218,500
		JP Morgan Chase & Co.
	50,000	2.95%, 10/01/2026	49,118
	75,000	6.30%, 04/23/2019	79,654
	150,000	Morgan Stanley 3.95%, 04/23/2027	152,985
	200,000	Sberbank of Russia Via SB Capital S.A. 5.13%, 10/29/2022(6)	208,800
	200,000	Societe Generale S.A. 5 year USD Swap + 6.394%, 8.25%, 11/29/2018(1)(5)(6)	211,750
		UBS Group AG
	200,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(1)(5)(6)	218,000
	200,000	5 year USD Swap + 4.866%, 7.00%, 02/19/2025(1)(5)(6)	229,146
	20,000	Wells Fargo & Co. 4.75%, 12/07/2046	21,857

			3,235,301

		Commercial Services - 0.6%
		APX Group, Inc.
	30,000	7.63%, 09/01/2023	31,575
	45,000	7.88%, 12/01/2022	48,544
		Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
	35,000	5.25%, 03/15/2025(2)	34,212
	15,000	5.50%, 04/01/2023	15,188

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.4% - (continued)
		Commercial Services - 0.6% - (continued)
$	55,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(2)	$58,162
	55,000	GW Honos Security Corp. 8.75%, 05/15/2025(2)	58,575
		Herc Rentals, Inc.
	20,000	7.50%, 06/01/2022(2)	21,646
	20,000	7.75%, 06/01/2024(2)	21,950
	35,000	Hertz Corp. 5.50%, 10/15/2024(2)	31,500
		United Rentals North America, Inc.
	10,000	4.63%, 10/15/2025	10,232
	15,000	4.88%, 01/15/2028	15,075
	10,000	5.88%, 09/15/2026	10,900

			357,559

		Construction Materials - 0.2%
	50,000	CRH America, Inc. 5.75%, 01/15/2021	54,579
	30,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	31,088
	65,000	Standard Industries, Inc. 5.38%, 11/15/2024(2)	68,568

			154,235

		Diversified Financial Services - 0.7%
	75,000	Discover Financial Services 3.75%, 03/04/2025	75,808
	15,000	FBM Finance, Inc. 8.25%, 08/15/2021(2)	15,956
	20,000	goeasy Ltd. 7.88%, 11/01/2022(2)	20,575
	75,000	International Lease Finance Corp. 7.13%, 09/01/2018(2)	78,132
	55,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 7.88%, 10/01/2020	56,237
		Navient Corp.
	5,000	5.50%, 01/25/2023	5,063
	10,000	5.63%, 08/01/2033	8,625
	30,000	5.88%, 10/25/2024	30,450
	40,000	6.13%, 03/25/2024	41,050
	10,000	6.50%, 06/15/2022	10,613
	25,000	7.25%, 09/25/2023	27,078
		Springleaf Finance Corp.
	15,000	5.25%, 12/15/2019	15,487
	5,000	6.13%, 05/15/2022	5,275
	20,000	7.75%, 10/01/2021	22,475
	20,000	8.25%, 12/15/2020	22,550

			435,374

		Electric - 0.8%
	35,000	AES Corp. 5.13%, 09/01/2027	35,928
	50,000	Dominion Energy, Inc. 2.85%, 08/15/2026	48,454
	20,000	Duke Energy Florida LLC 3.40%, 10/01/2046	19,035
	50,000	Fortis, Inc. 3.06%, 10/04/2026	48,547
	50,000	ITC Holdings Corp. 3.25%, 06/30/2026	49,824

The accompanying notes are an integral part of these financial statements.

119

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.4% - (continued)
		Electric - 0.8% - (continued)
$	150,000	Pampa Energia S.A. 7.50%, 01/24/2027(6)	$163,620
	80,000	SCANA Corp. 4.13%, 02/01/2022	81,215
	50,000	Southern Power Co. 5.15%, 09/15/2041	54,264
	50,000	Southwestern Electric Power Co. 2.75%, 10/01/2026	48,237
	80,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(6)(7)(8)(9)(10)	—

			549,124

		Electrical Components & Equipment - 0.0%
	20,000	General Cable Corp. 5.75%, 10/01/2022	20,500

		Entertainment - 0.3%
	20,000	CRC Escrow Issuer LLC / CRC Finco, Inc. 5.25%, 10/15/2025(2)	20,131
	25,000	Eldorado Resorts, Inc. 6.00%, 04/01/2025	26,375
	35,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(2)	37,800
	35,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(2)	36,225
	25,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024	25,812
	10,000	Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021(2)	10,063
		Scientific Games International, Inc.
	5,000	5.00%, 10/15/2025(2)	5,075
	30,000	6.63%, 05/15/2021	31,012

			192,493

		Environmental Control - 0.0%
	15,000	Clean Harbors, Inc. 5.13%, 06/01/2021	15,206
	5,000	Tervita Escrow Corp. 7.63%, 12/01/2021(2)	5,063

			20,269

		Food - 0.2%
		Post Holdings, Inc.
	30,000	5.00%, 08/15/2026(2)	30,150
	10,000	5.75%, 03/01/2027(2)	10,387
	20,000	6.00%, 12/15/2022(2)	20,950
		TreeHouse Foods, Inc.
	35,000	4.88%, 03/15/2022	36,094
	15,000	6.00%, 02/15/2024(2)	16,050

			113,631

		Healthcare-Products - 0.3%
		Alere, Inc.
	70,000	6.50%, 06/15/2020	71,137
	50,000	7.25%, 07/01/2018	50,025
	55,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(2)	57,338

			178,500

		Healthcare-Services - 0.3%
	50,000	Envision Healthcare Corp. 5.63%, 07/15/2022	50,875

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.4% - (continued)
		Healthcare-Services - 0.3% - (continued)
$	35,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	$37,669
		HCA, Inc.
	30,000	5.38%, 02/01/2025	30,937
	15,000	6.50%, 02/15/2020	16,163
	35,000	7.50%, 11/15/2095	35,829
	5,000	MPH Acquisition Holdings LLC 7.13%, 06/01/2024(2)	5,381
	5,000	Tenet Healthcare Corp. 8.13%, 04/01/2022	5,025
	30,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(2)	30,413

			212,292

		Home Builders - 0.3%
	35,000	AV Homes, Inc. 6.63%, 05/15/2022	36,346
		Beazer Homes USA, Inc.
	10,000	5.88%, 10/15/2027(2)	9,988
	15,000	6.75%, 03/15/2025	15,867
	15,000	8.75%, 03/15/2022	16,668
	75,000	KB Home 7.00%, 12/15/2021	84,562
	50,000	M/I Homes, Inc. 6.75%, 01/15/2021	52,000

			215,431

		Household Products - 0.1%
	50,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	36,875

		Housewares - 0.1%
	50,000	American Greetings Corp. 7.88%, 02/15/2025(2)	54,330

		Insurance - 0.3%
	75,000	CNA Financial Corp. 3.95%, 05/15/2024	78,118
		Genworth Holdings, Inc.
	25,000	4.90%, 08/15/2023	21,180
	5,000	7.20%, 02/15/2021	4,779
	5,000	MGIC Investment Corp. 5.75%, 08/15/2023	5,500
	15,000	Radian Group, Inc. 4.50%, 10/01/2024	15,375
	40,000	USIS Merger Sub, Inc. 6.88%, 05/01/2025(2)	41,500

			166,452

		Internet - 0.2%
	55,000	Netflix, Inc. 5.88%, 02/15/2025	59,378
	20,000	Weibo Corp. 1.25%, 11/15/2022(2)	20,850
		Zayo Group LLC / Zayo Capital, Inc.
	30,000	6.00%, 04/01/2023	31,537
	30,000	6.38%, 05/15/2025	32,291

			144,056

		Iron/Steel - 0.1%
	30,000	Nucor Corp. 4.00%, 08/01/2023	31,797

The accompanying notes are an integral part of these financial statements.

120

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.4% - (continued)
		Iron/Steel - 0.1% - (continued)
$	5,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(2)	$5,194
		Steel Dynamics, Inc.
	5,000	4.13%, 09/15/2025(2)	5,012
	20,000	5.13%, 10/01/2021	20,525
	25,000	United States Steel Corp. 8.38%, 07/01/2021(2)	27,281

			89,809

		IT Services - 0.1%
	30,000	Conduent Finance, Inc. / Conduent Business Services LLC 10.50%, 12/15/2024(2)	35,325

		Leisure Time - 0.2%
EUR	100,000	Cirsa Funding Luxembourg S.A. 5.88%, 05/15/2023(6)	122,455

		Lodging - 0.3%
$	15,000	Boyd Gaming Corp. 6.38%, 04/01/2026	16,463
	50,000	FelCor Lodging L.P. 6.00%, 06/01/2025	53,875
	40,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(2)	42,700
	25,000	Station Casinos LLC 5.00%, 10/01/2025(2)	25,031
	25,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(2)	24,375

			162,444

		Machinery - Construction & Mining - 0.1%
	35,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(2)	37,975

		Machinery-Diversified - 0.1%
	45,000	Cloud Crane LLC 10.13%, 08/01/2024(2)	50,850

		Media - 1.5%
	50,000	CBS Corp. 3.50%, 01/15/2025	50,762
		CCO Holdings LLC / CCO Holdings Capital Corp.
	40,000	5.13%, 02/15/2023	41,300
	15,000	5.13%, 05/01/2023(2)	15,637
	5,000	5.25%, 09/30/2022	5,150
	20,000	5.75%, 02/15/2026(2)	20,910
	85,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(2)	86,488
	75,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	77,017
		Cox Communications, Inc.
	30,000	3.35%, 09/15/2026(2)	29,442
	50,000	4.50%, 06/30/2043(2)	46,318
	40,000	CSC Holdings LLC 5.25%, 06/01/2024	39,825
		DISH DBS Corp.
	70,000	6.75%, 06/01/2021	73,500
	25,000	7.88%, 09/01/2019	27,012

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.4% - (continued)
		Media - 1.5% - (continued)
$	35,000	Gray Television, Inc. 5.13%, 10/15/2024(2)	$34,902
	50,000	Liberty Interactive LLC 8.25%, 02/01/2030	55,000
	5,000	Sinclair Television Group, Inc. 5.13%, 02/15/2027(2)	4,756
		TEGNA, Inc.
	15,000	4.88%, 09/15/2021(2)	15,338
	40,000	6.38%, 10/15/2023	42,450
		Time Warner Cable LLC
	50,000	4.50%, 09/15/2042	46,044
	100,000	5.00%, 02/01/2020	105,246
	40,000	Tribune Media Co. 5.88%, 07/15/2022	41,500
EUR	72,900	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.75%, 01/15/2023(6)	88,231
$	50,000	Viacom, Inc. 3.45%, 10/04/2026	47,974

			994,802

		Metal Fabricate/Hardware - 0.0%
	15,000	Novelis Corp. 5.88%, 09/30/2026(2)	15,460
	5,000	TriMas Corp. 4.88%, 10/15/2025(2)	5,056

			20,516

		Mining - 0.1%
	20,000	Barrick Gold Corp. 5.25%, 04/01/2042	23,278
	15,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	16,144
	15,000	New Gold, Inc. 6.38%, 05/15/2025(2)	15,937

			55,359

		Miscellaneous Manufacturing - 0.2%
	25,000	Bombardier, Inc. 6.13%, 01/15/2023(2)	24,969
	55,000	Carlisle Cos., Inc. 3.75%, 11/15/2022	56,162
	75,000	Ingersoll-Rand Global Holding Co., Ltd. 4.25%, 06/15/2023	80,715

			161,846

		Office/Business Equipment - 0.0%
	20,000	CDW LLC / CDW Finance Corp. 5.50%, 12/01/2024	22,150

		Oil & Gas - 2.3%
	10,000	Anadarko Petroleum Corp. 4.50%, 07/15/2044	9,765
	50,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(2)	52,125
	50,000	California Resources Corp. 8.00%, 12/15/2022(2)	33,000
		Continental Resources, Inc.
	10,000	3.80%, 06/01/2024	9,713
	50,000	4.90%, 06/01/2044	46,562
	10,000	5.00%, 09/15/2022	10,113

The accompanying notes are an integral part of these financial statements.

121

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.4% - (continued)
		Oil & Gas - 2.3% - (continued)
$	30,000	Denbury Resources, Inc. 9.00%, 05/15/2021(2)	$29,325
	30,000	Devon Energy Corp. 3.25%, 05/15/2022	30,445
	15,000	Energen Corp. 4.63%, 09/01/2021	15,188
	20,000	Ensco plc 5.75%, 10/01/2044	13,650
		Hess Corp.
	50,000	4.30%, 04/01/2027	50,359
	50,000	6.00%, 01/15/2040	54,441
	50,000	7.88%, 10/01/2029	62,391
		Laredo Petroleum, Inc.
	15,000	5.63%, 01/15/2022	15,281
	15,000	6.25%, 03/15/2023	15,562
	5,000	7.38%, 05/01/2022	5,206
	75,000	Marathon Oil Corp. 2.70%, 06/01/2020	74,924
		MEG Energy Corp.
	10,000	6.38%, 01/30/2023(2)	9,150
	10,000	6.50%, 01/15/2025(2)	9,950
	20,000	7.00%, 03/31/2024(2)	18,150
		Noble Holding International Ltd.
	15,000	6.20%, 08/01/2040	10,125
	25,000	7.75%, 01/15/2024	22,375
	10,000	PDC Energy, Inc. 6.13%, 09/15/2024	10,438
		Petrobras Global Finance B.V.
	150,000	4.38%, 05/20/2023	149,100
	42,000	5.30%, 01/27/2025(2)	42,136
	15,000	5.63%, 05/20/2043	13,485
	11,000	6.00%, 01/27/2028(2)	11,138
	43,000	6.13%, 01/17/2022	46,483
	30,000	7.38%, 01/17/2027	33,315
	15,000	8.75%, 05/23/2026	18,169
	75,000	Petroleos de Venezuela S.A. 6.00%, 11/15/2026(6)	20,812
		Petroleos Mexicanos
	10,000	4.88%, 01/24/2022	10,410
	10,000	6.50%, 03/13/2027(2)	10,920
	200,000	6.75%, 09/21/2047	206,140
	10,000	6.75%, 09/21/2047(2)	10,307
	55,000	Pioneer Natural Resources Co. 3.95%, 07/15/2022	57,625
	35,000	QEP Resources, Inc. 5.25%, 05/01/2023	34,562
		Rowan Cos., Inc.
	30,000	4.88%, 06/01/2022	28,275
	10,000	5.85%, 01/15/2044	8,050
	20,000	Shell International Finance B.V. 3.75%, 09/12/2046	19,702
		SM Energy Co.
	20,000	5.00%, 01/15/2024	19,100
	5,000	6.75%, 09/15/2026	5,131
	10,000	Transocean, Inc. 6.80%, 03/15/2038	8,125
	40,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(2)	39,028
		WPX Energy, Inc.
	30,000	5.25%, 09/15/2024	30,112

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.4% - (continued)
		Oil & Gas - 2.3% - (continued)
$	10,000	6.00%, 01/15/2022	$10,413
	10,000	8.25%, 08/01/2023	11,263
		YPF S.A.
	35,000	8.50%, 07/28/2025(6)	40,705
	10,000	8.88%, 12/19/2018(6)	10,605

			1,503,349

		Oil & Gas Services - 0.0%
		Weatherford International Ltd.
	5,000	5.95%, 04/15/2042	3,950
	15,000	6.50%, 08/01/2036	12,488

			16,438

		Packaging & Containers - 0.6%
EUR	100,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 6.75%, 05/15/2024(2)	130,305
$	50,000	Berry Global, Inc. 6.00%, 10/15/2022	52,937
	20,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(2)	20,675
	25,000	Multi-Color Corp. 4.88%, 11/01/2025(2)	25,250
		Owens-Brockway Glass Container, Inc.
	30,000	5.88%, 08/15/2023(2)	32,925
	30,000	6.38%, 08/15/2025(2)	33,900
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	35,000	5.13%, 07/15/2023(2)	36,439
	25,000	7.00%, 07/15/2024(2)	26,688
	55,000	WestRock MWV LLC 7.38%, 09/01/2019	59,823

			418,942

		Pharmaceuticals - 0.8%
	100,000	Allergan Funding SCS 4.55%, 03/15/2035	105,163
	50,000	Allergan, Inc. 2.80%, 03/15/2023	49,715
	75,000	Cardinal Health, Inc. 3.20%, 03/15/2023	76,005
	5,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(2)	5,075
	95,000	Endo Finance LLC / Endo Finco, Inc. 5.38%, 01/15/2023(2)	76,475
	50,000	McKesson Corp. 3.80%, 03/15/2024	52,179
	16,000	PRA Holdings, Inc. 9.50%, 10/01/2023(2)	17,240
		Valeant Pharmaceuticals International, Inc.
	140,000	5.88%, 05/15/2023(2)	118,300
	20,000	6.13%, 04/15/2025(2)	16,800
	5,000	7.00%, 03/15/2024(2)	5,412

			522,364

		Pipelines - 0.3%
		Energy Transfer Equity L.P.
	5,000	5.50%, 06/01/2027	5,300
	40,000	7.50%, 10/15/2020	45,000
	50,000	Energy Transfer L.P. 5.20%, 02/01/2022	54,300

The accompanying notes are an integral part of these financial statements.

122

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.4% - (continued)
		Pipelines - 0.3% - (continued)
$	50,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	$51,591
	10,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024	10,775

			166,966

		Real Estate Investment Trusts - 0.3%
	100,000	American Tower Corp. 3.40%, 02/15/2019	101,688
	75,000	Brixmor Operating Partnership L.P. 3.85%, 02/01/2025	75,059
	5,000	HCP, Inc. 5.38%, 02/01/2021	5,417

			182,164

		Retail - 0.4%
		1011778 BC ULC / New Red Finance, Inc.
	15,000	4.25%, 05/15/2024(2)	15,108
	35,000	5.00%, 10/15/2025(2)	35,656
	40,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	41,350
	50,000	CVS Health Corp. 5.13%, 07/20/2045	55,871
	25,000	Lithia Motors, Inc. 5.25%, 08/01/2025(2)	26,219
	45,000	Party City Holdings, Inc. 6.13%, 08/15/2023(2)	46,688
	20,000	Staples, Inc. 8.50%, 09/15/2025(2)	17,650
	40,000	United Rentals North America, Inc. 4.88%, 01/15/2028	40,200

			278,742

		Semiconductors - 0.5%
	35,000	Entegris, Inc. 6.00%, 04/01/2022(2)	36,575
	38,000	Micron Technology, Inc. 5.50%, 02/01/2025	40,375
		Sensata Technologies B.V.
	25,000	5.00%, 10/01/2025(2)	26,500
	10,000	5.63%, 11/01/2024(2)	11,100
	200,000	STATS ChipPAC Pte Ltd. 8.50%, 11/24/2020(6)	215,000

			329,550

		Software - 0.6%
	20,000	Camelot Finance S.A. 7.88%, 10/15/2024(2)	21,500
	20,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(2)	20,450
		Fidelity National Information Services, Inc.
	50,000	3.00%, 08/15/2026	48,518
	14,000	3.50%, 04/15/2023	14,429
		First Data Corp.
	15,000	5.38%, 08/15/2023(2)	15,619
	70,000	7.00%, 12/01/2023(2)	74,901
	80,000	Infor U.S., Inc. 6.50%, 05/15/2022	83,400
		Microsoft Corp.
	50,000	2.40%, 08/08/2026	48,269

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.4% - (continued)
		Software - 0.6% - (continued)
$	30,000	4.25%, 02/06/2047	$33,059
	20,000	Workday, Inc. 0.25%, 10/01/2022(2)	20,213

			380,358

		Telecommunications - 0.8%
	50,000	AT&T, Inc. 4.35%, 06/15/2045	44,650
	200,000	IHS Netherlands Holdco B.V. 9.50%, 10/27/2021(6)	212,459
	35,000	Level 3 Financing, Inc. 5.38%, 08/15/2022	36,060
		Nokia Oyj
	5,000	3.38%, 06/12/2022	4,981
	5,000	4.38%, 06/12/2027	5,000
	15,000	Sprint Capital Corp. 6.88%, 11/15/2028	16,003
	17,000	Sprint Communications, Inc. 9.00%, 11/15/2018(2)	18,041
		Sprint Corp.
	40,000	7.13%, 06/15/2024	43,238
	25,000	7.25%, 09/15/2021	27,250
	5,000	7.63%, 02/15/2025	5,481
	35,000	7.88%, 09/15/2023	39,113
	50,000	Verizon Communications, Inc. 4.13%, 08/15/2046	45,483

			497,759

		Transportation - 0.5%
	20,000	FedEx Corp. 4.55%, 04/01/2046	21,298
	40,000	Hertz Corp. 7.63%, 06/01/2022(2)	41,708
	50,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.38%, 02/01/2022(2)	51,268
	200,000	Rumo Luxembourg Sarl 7.38%, 02/09/2024(6)	217,900

			332,174

		Total Corporate Bonds (cost $12,692,223)	$13,247,040

FOREIGN GOVERNMENT OBLIGATIONS - 7.9%
		Argentina - 1.5%
		Argentina Treasury Bill
	14,524	2.75%, 11/10/2017(11)	$14,514
	14,739	2.76%, 11/24/2017(11)	14,712
	33,804	2.76%, 01/26/2018(11)	33,561
	162,346	2.96%, 06/15/2018(11)	159,068
	48,533	3.07%, 05/24/2018(11)	47,650
	84,759	3.09%, 12/15/2017(11)	84,459
	85,608	3.23%, 04/27/2018(11)	84,277
		Argentine Republic Government International Bond
EUR	70,000	2.26%, 12/31/2038(3)	57,975
$	166,300	2.50%, 12/31/2038(3)	119,487
	165,000	6.88%, 01/26/2027	179,850
	150,000	7.50%, 04/22/2026	169,500

			965,053

The accompanying notes are an integral part of these financial statements.

123

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 7.9% - (continued)
		Azerbaijan - 0.3%
$	200,000	Republic of Azerbaijan International Bond 4.75%, 03/18/2024(6)	$205,718

		Brazil - 0.3%
BRL	36,217	Brazil Notas do Tesouro Nacional 6.00%, 08/15/2050(12)	12,294
		Brazilian Government International Bond
$	60,000	7.13%, 01/20/2037	71,670
	75,000	8.25%, 01/20/2034	97,463

			181,427

		Colombia - 0.2%
	100,000	Colombia Government International Bond 7.38%, 09/18/2037	132,000

		Croatia - 0.4%
		Croatia Government International Bond
EUR	100,000	3.00%, 03/20/2027(6)	121,975
$	100,000	6.63%, 07/14/2020(6)	109,476

			231,451

		Dominican Republic - 0.2%
	100,000	Dominican Republic International Bond 5.50%, 01/27/2025(6)	106,125

		Hungary - 0.5%
		Hungary Government International Bond
	170,000	5.38%, 02/21/2023	190,400
	30,000	5.75%, 11/22/2023	34,482
	45,000	6.25%, 01/29/2020	48,768
	36,000	6.38%, 03/29/2021	40,275

			313,925

		Indonesia - 0.9%
		Indonesia Government International Bond
EUR	105,000	3.75%, 06/14/2028(6)	138,564
$	202,000	3.85%, 07/18/2027(2)	208,026
	200,000	4.75%, 01/08/2026(6)	218,039

			564,629

		Ivory Coast - 0.1%
	103,255	Ivory Coast Government International Bond 5.75%, 12/31/2032(3)(6)	101,801

		Mexico - 0.5%
		Mexican Bonos
MXN	229,700	6.50%, 06/09/2022	11,720
	213,600	8.00%, 12/07/2023	11,633
		Mexico Government International Bond
$	12,000	4.00%, 10/02/2023	12,570
	158,000	4.75%, 03/08/2044	157,526
	102,000	6.05%, 01/11/2040	119,442

			312,891

		Morocco - 0.2%
EUR	100,000	Morocco Government International Bond 3.50%, 06/19/2024(6)	129,715

		Panama - 0.1%
$	45,000	Panama Government International Bond 9.38%, 04/01/2029	67,612

		Qatar - 0.2%
	100,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(6)	105,068

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 7.9% - (continued)
		Romania - 0.1%
		Romanian Government International Bond
EUR	5,000	3.63%, 04/24/2024(6)	$6,693
	65,000	3.88%, 10/29/2035(6)	81,747

			88,440

		Russia - 0.9%
RUB	1,645,000	Russian Federal Bond - OFZ 8.50%, 09/17/2031	30,450
		Russian Foreign Bond - Eurobond
$	200,000	4.25%, 06/23/2027(6)	203,834
	200,000	4.88%, 09/16/2023(6)	217,543
	100,000	5.00%, 04/29/2020(6)	105,750

			557,577

		South Africa - 0.0%
ZAR	340,000	Republic of South Africa Government Bond 6.25%, 03/31/2036	16,593

		Turkey - 0.7%
		Turkey Government International Bond
$	100,000	5.63%, 03/30/2021	105,407
	212,000	6.88%, 03/17/2036	233,480
	65,000	7.00%, 06/05/2020	70,396
	50,000	7.38%, 02/05/2025	57,319

			466,602

		Ukraine - 0.3%
	175,000	Ukraine Government International Bond 7.75%, 09/01/2026(6)	180,435

		United Arab Emirates - 0.3%
	200,000	Abu Dhabi Government International Bond 2.50%, 10/11/2022(2)	198,700

		Uruguay - 0.0%
		Uruguay Government International Bond
	15,000	7.63%, 03/21/2036	21,187
UYU	100,000	8.50%, 03/15/2028(2)	3,470
	80,000	9.88%, 06/20/2022(2)	2,919

			27,576

		Venezuela - 0.2%
		Venezuela Government International Bond
$	100,000	7.75%, 10/13/2019(6)	46,750
	180,000	9.00%, 05/07/2023(6)	61,650
	152,000	9.25%, 05/07/2028(6)	50,160

			158,560

		Total Foreign Government Obligations (cost $5,004,769)	$5,111,898

MUNICIPAL BONDS - 0.9%
		General - 0.1%
	175,000	Puerto Rico Commonwealth Government Employees Retirement System 6.15%, 07/01/2038	$48,563

		General Obligation - 0.8%
		City of Chicago, IL, GO
	120,000	7.05%, 01/01/2029	132,996
	85,000	7.38%, 01/01/2033	98,251
	300,000	Commonwealth of Puerto Rico, GO 8.00%, 07/01/2035(8)	89,250

The accompanying notes are an integral part of these financial statements.

124

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 0.9% - (continued)
		General Obligation - 0.8% - (continued)
$	200,000	Illinois State, GO 5.10%, 06/01/2033	$201,648

			522,145

		Total Municipal Bonds (cost $564,881)	$570,708

SENIOR FLOATING RATE INTERESTS - 20.0%(13)
		Advertising - 0.4%
	276,454	Acosta Holdco, Inc. 1 mo. LIBOR + 3.250%, 4.49%, 09/26/2021	$243,279

		Aerospace/Defense - 0.5%
	115,000	MacDonald, Dettwiler and Associates Ltd. 3 mo. LIBOR + 2.750%, 4.10%, 10/04/2024	115,647
	222,744	TransDigm, Inc. 1 mo. LIBOR + 3.000%, 4.27%, 06/09/2023	223,609

			339,256

		Biotechnology - 0.2%
	102,908	Sterigenics-Nordion Holdings LLC 1 mo. LIBOR + 3.000%, 4.24%, 05/15/2022	102,908

		Chemicals - 0.9%
	100,000	Avantor, Inc. 0.00%, 09/07/2024(14)	100,518
	161,065	Chemours Co. 1 mo. LIBOR + 2.500%, 3.75%, 05/12/2022	162,341
	105,000	Diamond (BC) B.V. 3 mo. LIBOR + 3.000%, 4.32%, 09/06/2024	105,413
	100,000	H.B. Fuller Co. 1 mo. LIBOR + 2.250%, 3.49%, 10/12/2024	100,542
	99,500	MacDermid, Inc. 1 mo. LIBOR + 3.000%, 4.24%, 06/07/2023	100,060

			568,874

		Coal - 0.7%
	354,211	Ascent Resources - Marcellus LLC 1 mo. LIBOR + 4.250%, 5.49%, 08/04/2020	260,522
	179,100	Foresight Energy LLC 3 mo. LIBOR + 5.750%, 7.08%, 03/28/2022	168,623

			429,145

		Commercial Services - 1.4%
	223,926	PSAV Holdings LLC 3 mo. LIBOR + 3.500%, 4.83%, 04/27/2024	225,325
	114,138	Quikrete Holdings, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 11/15/2023	114,644
	133,313	Russell Investment Group 3 mo. LIBOR + 4.250%, 5.49%, 06/01/2023	134,946
	124,375	Team Health Holdings, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 02/06/2024	123,287
	139,650	Tempo Acquisition LLC 1 mo. LIBOR + 3.000%, 4.24%, 05/01/2024	140,058
	198,500	Xerox Business Services LLC 1 mo. LIBOR + 3.000%, 4.24%, 12/07/2023	200,114

			938,374

		Distribution/Wholesale - 0.2%
	113,567	Nexeo Solutions LLC 3 mo. LIBOR + 3.750%, 5.09%, 06/09/2023	114,561

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.0%(13) - (continued)
		Diversified Financial Services - 0.7%
$	203,975	EVO Payments International LLC 1 mo. LIBOR + 5.000%, 6.25%, 12/22/2023	$206,588
	105,000	FinCo I LLC 1 mo. LIBOR + 2.750%, 2.75%, 06/14/2022	106,496
	125,000	Telenet Financing USD LLC 1 mo. LIBOR + 2.750%, 3.99%, 06/30/2025	125,486

			438,570

		Electric - 0.5%
	112,443	Calpine Corp. 3 mo. LIBOR + 2.750%, 4.09%, 05/31/2023	112,919
	99,315	Helix Gen Funding LLC 3 mo. LIBOR + 3.750%, 5.08%, 06/02/2024	100,318
	150,823	Seadrill Partners Finco LLC 3 mo. LIBOR + 3.000%, 4.33%, 02/21/2021	114,410

			327,647

		Electronics - 0.2%
	134,325	Oberthur Technologies S.A. 5.08%, 01/10/2024(4)	131,723

		Energy-Alternate Sources - 0.2%
	140,000	BCP Renaissance Parent LLC 0.00%, 09/19/2024(14)	141,532

		Engineering & Construction - 0.2%
	149,625	Brand Energy & Infrastructure Services, Inc. 3 mo. LIBOR + 4.250%, 5.62%, 06/21/2024	150,539

		Food - 0.3%
	108,898	Hostess Brands LLC 1 mo. LIBOR + 2.500%, 3.74%, 08/03/2022	109,442
	119,700	Post Holdings, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 05/24/2024	120,277

			229,719

		Healthcare-Products - 0.1%
	98,437	INC Research LLC 1 mo. LIBOR + 2.250%, 3.49%, 08/01/2024	98,945

		Healthcare-Services - 2.0%
	100,000	Air Medical Group Holdings, Inc. 0.00%, 09/07/2024(14)	100,438
	215,363	Catalent Pharma Solutions, Inc. 3.49%, 05/20/2021(4)	217,248
	155,200	CDRH Parent, Inc. 3 mo. LIBOR + 4.250%, 5.57%, 07/01/2021	129,592
	68,151	Community Health Systems, Inc. 3 mo. LIBOR + 3.000%, 4.32%, 01/27/2021	65,867
	286,857	Envision Healthcare Corp. 1 mo. LIBOR + 3.000%, 4.25%, 12/01/2023	287,933
	122,745	MPH Acquisition Holdings LLC 3 mo. LIBOR + 3.000%, 4.33%, 06/07/2023	123,885
	133,727	Ortho-Clinical Diagnostics S.A. 3 mo. LIBOR + 3.750%, 5.08%, 06/30/2021	134,340
	216,150	U.S. Renal Care, Inc. 3 mo. LIBOR + 4.250%, 5.58%, 12/31/2022	208,624

			1,267,927

		Household Products/Wares - 0.1%
	90,000	Galleria Co. 1 mo. LIBOR + 3.000%, 4.25%, 09/29/2023	89,775

		Insurance - 1.1%
	235,471	Asurion LLC 1 mo. LIBOR + 3.000%, 4.24%, 11/03/2023	237,385

The accompanying notes are an integral part of these financial statements.

125

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.0%(13) - (continued)
		Insurance - 1.1% - (continued)
$	448,725	Sedgwick Claims Management Services, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 03/01/2021	$450,690

			688,075

		Internet - 0.2%
	141,179	Lands’ End, Inc. 1 mo. LIBOR + 3.250%, 4.49%, 04/04/2021	117,708

		Leisure Time - 0.5%
	204,032	Caesars Resort Collection LLC 0.00%, 09/27/2024(14)	205,271
	125,000	Golden Entertainment, Inc. 0.00%, 08/15/2024(14)	125,052

			330,323

		Lodging - 0.2%
	111,864	Boyd Gaming Corp. 1 Week LIBOR + 2.500%, 3.70%, 09/15/2023	112,494

		Machinery - Construction & Mining - 0.9%
	583,481	American Rock Salt Co. LLC 1 mo. LIBOR + 3.750%, 4.99%, 05/20/2021	582,268

		Machinery-Diversified - 0.2%
	140,354	Gardner Denver, Inc. 3 mo. LIBOR + 2.750%, 4.08%, 07/30/2024	141,116

		Media - 1.1%
	105,000	Altice Financing S.A. 0.00%, 01/05/2026(14)	105,000
	107,740	CSC Holdings LLC 1 mo. LIBOR + 2.250%, 3.49%, 07/17/2025	107,566
	5,352	Mission Broadcasting, Inc. 1 mo. LIBOR + 2.500%, 3.74%, 01/17/2024	5,382
	42,630	Nexstar Broadcasting, Inc. 1 mo. LIBOR + 2.500%, 3.74%, 01/17/2024	42,866
	129,286	Numericable Group S.A. 0.00%, 01/31/2026(14)	129,316
		Vantiv LLC
	15,000	0.00%, 09/18/2024(14)	15,047
	70,000	1 mo. LIBOR + 2.000%, 3.24%, 08/07/2024	70,425
	220,000	Virgin Media Bristol LLC 1 mo. LIBOR + 2.750%, 3.99%, 01/31/2025	220,825

			696,427

		Miscellaneous Manufacturing - 0.8%
	283,903	SRAM LLC 2 mo. LIBOR + 3.250%, 4.53%, 03/15/2024	284,437
	258,053	Wilsonart LLC 3 mo. LIBOR + 3.250%, 4.59%, 12/19/2023	260,311

			544,748

		Oil & Gas - 0.4%
	115,000	California Resources Corp. 1 mo. LIBOR + 10.375%, 11.61%, 12/31/2021	123,145
	100,000	Chesapeake Energy Corp. 3 mo. LIBOR + 7.500%, 8.81%, 08/23/2021	107,167

			230,312

		Oil & Gas Services - 0.2%
	332,921	Pacific Drilling S.A. 3 mo. LIBOR + 3.500%, 4.88%, 06/03/2018	108,555
	25,723	Paragon Offshore Finance Co. 3 mo. LIBOR + 1.000%, 3.68%, 07/18/2022	21,179

			129,734

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.0%(13) - (continued)
		Packaging & Containers - 0.7%
$	164,175	Flex Acquisition Co., Inc. 3 mo. LIBOR + 3.000%, 4.34%, 12/29/2023	$165,278
	308,987	Reynolds Group Holdings, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 02/05/2023	310,724

			476,002

		Pharmaceuticals - 0.5%
	149,625	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. LIBOR + 4.250%, 5.50%, 04/29/2024	151,570
	141,228	Valeant Pharmaceuticals International, Inc. 1 mo. LIBOR + 4.750%, 5.99%, 04/01/2022	144,319

			295,889

		Real Estate - 0.5%
	294,487	DTZ U.S. Borrower LLC 3 mo. LIBOR + 3.250%, 4.59%, 11/04/2021	296,098

		REITS - 0.2%
	103,425	MGM Growth Properties Operating Partnership L.P. 1 mo. LIBOR + 2.250%, 3.49%, 04/25/2023	103,961

		Retail - 0.8%
	150,000	Bass Pro Group LLC 1 mo. LIBOR + 5.000%, 6.24%, 09/25/2024	145,531
	275,000	Rite Aid Corp. 5.13%, 06/21/2021(4)	275,459
	130,000	Staples, Inc. 3 mo. LIBOR + 4.000%, 5.31%, 09/12/2024	122,168

			543,158

		Software - 1.8%
	200,000	Almonde, Inc. 3 mo. LIBOR + 3.500%, 4.82%, 06/13/2024	199,192
	149,250	Change Healthcare Holdings, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 03/01/2024	150,038
		First Data Corp.
	105,362	1 mo. LIBOR + 2.250%, 3.49%, 07/08/2022	105,613
	289,483	1 mo. LIBOR + 2.500%, 3.74%, 04/26/2024	290,621
	414,750	WEX, Inc. 3 mo. LIBOR + 2.750%, 3.99%, 06/30/2023	419,121

			1,164,585

		Telecommunications - 0.9%
	125,000	Level 3 Financing, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 02/22/2024	125,424
	97,704	LTS Buyer LLC PRIME + 2.250%, 6.50%, 04/13/2020	97,888
	223,875	Sprint Communications, Inc. 1 mo. LIBOR + 2.500%, 3.75%, 02/02/2024	224,620
	148,793	Univision Communications, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 03/15/2024	148,235

			596,167

		Transportation - 0.2%
	127,902	Kenan Advantage Group, Inc. 1 mo. LIBOR + 3.000%, 4.24%, 07/31/2022	128,435

		Trucking & Leasing - 0.2%
	154,613	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. 1 mo. LIBOR + 2.250%, 3.49%, 04/03/2022	155,763

		Total Senior Floating Rate Interests (cost $13,298,511)	$12,946,037

The accompanying notes are an integral part of these financial statements.

126

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
EQUITY LINKED SECURITIES - 11.1%
		Banks - 11.1%
$	7,975	Bristol Myers Sqibb Co. (BNP Paribas Issuance B.V.) 12.00%, 12/20/2017(2)(7)	$493,892
	11,927	Cadence Design Systems, Inc. (Barclays Bank plc) 12.00%, 01/24/2018(2)(7)	513,815
	7,311	CDW Corp./DE (Barclays Bank plc) 12.00%, 01/24/2018(2)(7)	506,506
	7,276	Comerica, Inc. (HSBC Bank plc) 12.00%, 11/22/2017(2)(7)	529,984
	2,534	Constellation Brands, Inc. Class A (BNP Paribas Issuance B.V.) 12.00%, 11/22/2017(2)(7)	527,047
	3,192	Facebook, Inc. Class A (BNP Paribas Issuance B.V.) 12.00%, 11/22/2017(2)(7)	524,478
	2,886	Facebook, Inc. Class A (Societe Generale) 12.00%, 01/24/2018(2)(7)	507,763
	6,260	HCA Holdings, Inc. (BNP Paribas Issuance B.V.) 12.00%, 12/20/2017(2)(7)	476,699
	13,452	Hologic, Inc. (Merrill Lynch International & Co. C.V.) 12.00%, 11/22/2017(2)(7)	504,181
	25,693	HP, Inc. (BNP Paribas Issuance B.V.) 12.00%, 12/20/2017(2)(7)	516,686
	9,411	Monster Beverage Corp. (Merrill Lynch International & Co. C.V.) 12.00%, 11/22/2017(2)(7)	521,275
	4,317	Packaging Corp of America (HSBC Bank plc) 12.00%, 12/20/2017(2)(7)	494,556
	3,633	Rogers Corp. (HSBC Bank plc) 12.00%, 01/24/2018(2)(7)	521,553
	5,233	Wyndham Worldwide Corp. (Merrill Lynch International & Co. C.V.) 12.00%, 11/22/2017(2)(7)	542,976

			7,181,411

		Total Equity Linked Securities (cost $7,055,943)	$7,181,411

U.S. GOVERNMENT AGENCIES - 0.4%
		FHLMC - 0.4%
$	250,000	1 mo. USD LIBOR + 3.450%, 4.69%, 10/25/2029(1)	$265,669

		Total U.S. Government Agencies (cost $250,747)	$265,669

COMMON STOCKS - 28.3%
		Automobiles & Components - 0.9%
	11,721	Ford Motor Co.	$143,817
	38,997	Hota Industrial Manufacturing Co., Ltd.	182,246
	22,119	Nissan Motor Co., Ltd.	215,116
	53,287	Xinyi Glass Holdings Ltd.	51,636

			592,815

		Banks - 2.6%
	188,453	Agricultural Bank of China Ltd. Class H	88,760
	83,060	Banco Santander S.A.	563,089

Shares or Principal Amount		Market Value†
COMMON STOCKS - 28.3% - (continued)
	Banks - 2.6% - (continued)
5,659	Bank Hapoalim BM	$40,067
105,672	CaixaBank S.A.	494,375
93,089	China CITIC Bank Corp. Ltd. Class H	59,982
32,674	Dubai Islamic Bank PJSC	54,452
5,538	Intesa Sanpaolo S.p.A.	18,618
25,584	Kiatnakin Bank PCL	58,338
9,514	Malayan Banking Bhd	20,788
18,842	MGIC Investment Corp.*	269,441

		1,667,910

	Capital Goods - 1.5%
1,250	ACS Actividades de Construccion y Servicios S.A.	49,274
4,728	Altra Industrial Motion Corp.	226,471
560	Asahi Glass Co., Ltd.	21,947
8,378	ITOCHU Corp.	146,754
20,772	Marubeni Corp.	139,277
2,359	Mitsubishi Corp.	55,243
11,283	Mitsui & Co., Ltd.	168,504
12,722	Sumitomo Corp.	184,012

		991,482

	Commercial & Professional Services - 0.3%
7,450	Dai Nippon Printing Co., Ltd.	178,576

	Consumer Services - 0.9%
1,802	H&R Block, Inc.	44,581
36,024	Melia Hotels International S.A.	492,768
3,136	TUI AG	56,640

		593,989

	Diversified Financials - 0.7%
1,626	AGNC Investment Corp. REIT	32,731
18,198	Annaly Capital Management, Inc. REIT	208,549
9,843	Chimera Investment Corp. REIT	180,127
2,902	Provident Financial plc	35,903
2,627	Two Harbors Investment Corp. REIT	25,745

		483,055

	Energy - 3.6%
3,939	BP plc ADR	160,199
1,692	Chevron Corp.	196,086
137,436	China Petroleum & Chemical Corp. Class H	100,922
3,085	ConocoPhillips	157,798
4,624	Eni S.p.A. ADR	150,974
1,852	Exxon Mobil Corp.	154,364
2,789	Hindustan Petroleum Corp. Ltd.	19,265
4,029	JXTG Holdings, Inc.	20,805
2,390	Occidental Petroleum Corp.	154,322
1,336	Ocean Rig UDW, Inc.*	35,778
6,008	Paragon Offshore Ltd.*(9)(10)	19,826
2,694	PTT PCL	34,060
14,577	Repsol S.A.	273,164
2,514	Royal Dutch Shell plc Class A, ADR	158,457
3,679	Royal Dutch Shell plc Class B	118,454
2,259	Schlumberger Ltd.	144,576
60,159	Star Petroleum Refining PCL	31,510
7,539	Statoil ASA ADR	153,117
8,757	Thai Oil PCL	26,888
2,801	Total S.A. ADR	156,072
838	Valero Energy Corp.	66,110
1,370	Vistra Energy Corp.*	1,370

		2,334,117

The accompanying notes are an integral part of these financial statements.

127

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 28.3% - (continued)
	Food & Staples Retailing - 0.3%
635	Casino Guichard Perrachon S.A.	$36,258
1,671	Wal-Mart Stores, Inc.	145,895

		182,153

	Food, Beverage & Tobacco - 0.2%
2,282	Archer-Daniels-Midland Co.	93,266
525	Swedish Match AB	19,777
45,204	WH Group Ltd.(2)	45,809

		158,852

	Insurance - 1.2%
605	Baloise Holding AG	95,383
3,856	CNA Financial Corp.	208,725
8,268	CNP Assurances	192,334
714	Great-West Lifeco, Inc.	19,869
3,101	NN Group N.V.	129,862
3,124	Old Republic International Corp.	63,386
694	Power Financial Corp.	19,425
391	Prudential Financial, Inc.	43,190

		772,174

	Materials - 0.5%
7,015	CSR Ltd.	25,516
895	Domtar Corp.	42,351
7,006	Fortescue Metals Group Ltd.	24,911
768	LyondellBasell Industries N.V. Class A	79,511
1,009	Novolipetsk Steel PJSC GDR	23,262
4,827	Severstal PJSC GDR	73,620
2,293	Svenska Cellulosa AB SCA Class B	21,531
3,959	Vedanta Ltd.	20,324

		311,026

	Media - 0.1%
1,790	Eutelsat Communications S.A.	44,836
3,772	I-CABLE Communications Ltd.*	118

		44,954

	Pharmaceuticals, Biotechnology & Life Sciences - 1.1%
473	AbbVie, Inc.	42,688
395	Amgen, Inc.	69,212
792	Gilead Sciences, Inc.	59,368
1,869	Johnson & Johnson	260,557
887	Merck & Co., Inc.	48,865
420	Orion Oyj Class B	17,214
4,052	Pfizer, Inc.	142,063
907	Sanofi	85,881

		725,848

	Real Estate - 4.3%
1,754	Apple Hospitality, Inc. REIT	33,221
28,346	Axiare Patrimonio SOCIMI S.A. REIT	531,603
3,142	Barwa Real Estate Co.	25,852
1,070	Brandywine Realty Trust REIT	18,714
18,564	Guangzhou R&F Properties Co., Ltd. Class H	39,584
8,866	Henderson Land Development Co., Ltd.	57,859
29,920	Hispania Activos Inmobiliarios SOCIMI S.A. REIT	515,988
3,679	Hospitality Properties Trust REIT	105,146
56,732	Inmobiliaria Colonial Socimi S.A.	540,115
11,404	Kerry Properties Ltd.	51,322
39,938	Merlin Properties Socimi S.A. REIT	527,346
38,445	New World Development Co., Ltd.	57,319

Shares or Principal Amount		Market Value†
COMMON STOCKS - 28.3% - (continued)
	Real Estate - 4.3% - (continued)
4,971	Omega Healthcare Investors, Inc. REIT	$143,463
2,956	Swire Pacific Ltd. Class A	29,211
7,717	Swire Properties Ltd.	26,078
2,592	Wharf Holdings Ltd.	23,608
5,710	Wheelock & Co., Ltd.	39,778

		2,766,207

	Retailing - 0.3%
2,202	CECONOMY AG	28,743
7,655	Harvey Norman Holdings Ltd.	22,174
1,040	K’s Holdings Corp.	23,868
1,922	Target Corp.	113,475
6,955	Yamada Denki Co., Ltd.	36,995

		225,255

	Semiconductors & Semiconductor Equipment - 0.8%
3,675	Intel Corp.	167,176
16,019	Radiant Opto-Electronics Corp.	35,631
254	Rohm Co., Ltd.	23,644
32,250	Taiwan Semiconductor Manufacturing Co., Ltd.	260,719

		487,170

	Software & Services - 1.5%
1,835	Alibaba Group Holding Ltd. ADR*	339,273
1,635	IBM Corp.	251,888
1,131	Mixi, Inc.	55,139
6,806	Tencent Holdings Ltd.	305,896

		952,196

	Technology Hardware & Equipment - 3.5%
2,052	Advantech Co., Ltd.	14,023
7,326	Asustek Computer, Inc.	63,444
24,489	Catcher Technology Co., Ltd.	260,635
26,553	Compal Electronics, Inc.	19,550
49,748	Elite Material Co., Ltd.	198,119
57,038	Hon Hai Precision Industry Co., Ltd.	212,007
1,601	Largan Precision Co., Ltd.	303,485
35,210	Lenovo Group Ltd.	20,425
19,393	Pegatron Corp.	50,252
128,862	Primax Electronics Ltd.	334,609
1,523	Seagate Technology plc	56,305
3,172	Simplo Technology Co., Ltd.	18,258
860,843	Tongda Group Holdings Ltd.	244,281
62,298	Yageo Corp.	494,865

		2,290,258

	Telecommunication Services - 1.7%
6,626	AT&T, Inc.	222,965
65,862	Bezeq The Israeli Telecommunication Corp. Ltd.	98,346
12,307	CenturyLink, Inc.	233,710
109,756	HKT Trust & HKT Ltd. UNIT	134,075
13,670	Intouch Holdings PCL NVDR	23,865
7,168	MegaFon PJSC GDR	74,906
1,420	Nippon Telegraph & Telephone Corp.	68,653
1,227	Ooredoo QSC	28,946
43,835	PCCW Ltd.	24,169
559	Proximus SADP	18,562
17,123	Spark New Zealand Ltd.	43,142
42,110	Telstra Corp. Ltd.	114,286
7,405	Turkcell Iletisim Hizmetleri AS	27,748

		1,113,373

The accompanying notes are an integral part of these financial statements.

128

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
COMMON STOCKS - 28.3% - (continued)
		Transportation - 0.3%
	27,262	Air New Zealand Ltd.	$61,589
	1,517	bpost S.A.	42,770
	103,348	Hutchison Port Holdings Trust UNIT	44,440
	13,177	Royal Mail plc	65,524

			214,323

		Utilities - 2.0%
	821	Ameren Corp.	50,894
	308	American Electric Power Co., Inc.	22,918
	1,477	Avangrid, Inc.	76,405
	8,206	CenterPoint Energy, Inc.	242,734
	6,178	CEZ AS	135,467
	73,082	China Power International Development Ltd.	23,235
	41,613	China Resources Power Holdings Co., Ltd.	80,025
	3,235	Entergy Corp.	279,051
	3,655	FirstEnergy Corp.	120,432
	49,137	HK Electric Investments & HK Electric Investments Ltd.(2)	45,226
	504	Korea Electric Power Corp.	17,670
	2,867	Public Service Enterprise Group, Inc.	141,056
	1,290	Xcel Energy, Inc.	63,881

			1,298,994

		Total Common Stocks (cost $16,452,310)	$18,384,727

CONVERTIBLE BONDS - 3.4%
		Biotechnology - 0.2%
	132,000	Illumina, Inc. 0.50%, 06/15/2021	151,553

		Commercial Services - 0.2%
$	152,000	Cardtronics, Inc. 1.00%, 12/01/2020	$140,220

		Diversified Financial Services - 0.0%
	10,000	Blackhawk Network Holdings, Inc. 1.50%, 01/15/2022	10,006

		Healthcare-Products - 0.2%
	88,000	Hologic, Inc. 0.00%, 12/15/2043(3)(15)	106,480

		Internet - 0.6%
	121,000	Priceline Group, Inc. 0.35%, 06/15/2020	179,987
	186,000	Wayfair, Inc. 0.38%, 09/01/2022(2)	181,699

			361,686

		Media - 0.3%
	168,000	DISH Network Corp. 3.38%, 08/15/2026	180,705
	10,000	Liberty Media Corp-Liberty Formula One 1.00%, 01/30/2023(2)	11,925

			192,630

		Oil & Gas - 0.2%
	20,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	3,150
	135,000	PDC Energy, Inc. 1.13%, 09/15/2021	131,794

			134,944

Shares or Principal Amount			Market Value†
CONVERTIBLE BONDS - 3.4% - (continued)
		Pharmaceuticals - 0.3%
$	132,000	Ironwood Pharmaceuticals, Inc. 2.25%, 06/15/2022	$154,770
	55,000	Teva Pharmaceutical Finance Co. LLC 0.25%, 02/01/2026	48,297

			203,067

		Semiconductors - 0.5%
		Microchip Technology, Inc.
	77,000	1.63%, 02/15/2025	141,536
	64,000	1.63%, 02/15/2027(2)	80,600
	89,000	2.25%, 02/15/2037(2)	112,807

			334,943

		Software - 0.9%
	165,000	Envestnet, Inc. 1.75%, 12/15/2019	177,169
	175,000	ServiceNow, Inc. 0.00%, 06/01/2022(2)(15)	196,218
	132,000	Workday, Inc. 0.75%, 07/15/2018	178,365

			551,752

		Total Convertible Bonds (cost $2,059,340)	$2,187,281

RIGHTS - 0.0%
		Banks - 0.0%
	83,060	Banco Santander S.A.*	$3,967

		Total Rights (cost $3,913)	$3,967

PREFERRED STOCKS - 0.0%
		Diversified Financials - 0.0%
	375	GMAC Capital Trust Series 2 3 mo. USD LIBOR + 5.785%, 7.10%(1)	$9,848

		Total Preferred Stocks (cost $9,823)	$9,848

		Total Long-Term Investments (cost $59,314,349)	$61,793,464

The accompanying notes are an integral part of these financial statements.

129

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 4.5%
	Other Investment Pools & Funds - 4.5%
2,898,845	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(16)	$2,898,845

	Total Short-Term Investments (cost $2,898,845)	$2,898,845

Total Investments Excluding Purchased Options (cost $62,213,194)	99.8%	$64,692,309

Total Purchased Options (cost $186,205)	0.3%	$173,369

Total Investments (cost $62,399,399)	100.1%	$64,865,678
Other Assets and Liabilities	(0.1)%	(66,788)

Total Net Assets	100.0%	$64,798,890

The accompanying notes are an integral part of these financial statements.

130

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $12,427,002, which represented 19.2% of total net assets.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $4,859,544, which represented 7.5% of total net assets.

(7)	Investment valued using significant unobservable inputs.

(8)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(9)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

(10)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(11)	The rate shown represents current yield to maturity.

(12)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(13)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(14)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(15)	Security is a zero-coupon bond.

(16)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

131

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Option Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
NIKKEI 225 Index Option	GSC	23,500.00 JPY	03/09/18	34,000	JPY	34,000	$62,460	$41,993	$20,467
S&P 500 Index	MSCI	2,600.00 USD	12/15/17	51	USD	5,100	73,185	26,103	47,082

Total Calls						39,100	$135,645	$68,096	$67,549

Puts
IBEX 35 Index Future	JPM	9,737.83 EUR	12/15/17	378	EUR	378	$21,460	$98,203	$(76,743)

Total purchased option contracts						39,478	$157,105	$166,299	$(9,194)

Written option contracts:
Puts
IBEX 35 Index Future	JPM	9,035.10 EUR	12/15/17	(378)	EUR	(378)	$(4,781)	$(35,710)	$30,929

Total written option contracts						(378)	$(4,781)	$(35,710)	$30,929

Exchange-Traded Option Contracts Outstanding at October 31, 2017
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
iShares MSCI Emerging Markets ETF	44.00 USD	12/15/17	428	USD	42,800	$16,264	$19,906	$(3,642)

Total purchased option contracts					42,800	$16,264	$19,906	$(3,642)

Written option contracts:
Puts
CBOE SPX Volatility Index	19.00 USD	11/15/17	(334)	USD	(33,400)	$(263,860)	$(241,134)	$(22,726)
iShares MSCI Emerging Markets ETF	41.00 USD	12/15/17	(428)	USD	(42,800)	(4,495)	(6,652)	2,157

Total Puts					(76,200)	$(268,355)	$(247,786)	$(20,569)

Total written option contracts					(76,200)	$(268,355)	$(247,786)	$(20,569)

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	4	12/15/2017	$394,471	$2,775
SGX Nifty 50 Index Future	207	11/30/2017	4,296,906	(2,904)
U.S. 10-Year Ultra Future	10	12/19/2017	1,339,219	(26,190)
U.S. Treasury 2-Year Note Future	8	12/29/2017	1,722,875	(7,015)
U.S. Treasury 5-Year Note Future	15	12/29/2017	1,757,813	(17,019)
U.S. Treasury Long Bond Future	5	12/19/2017	762,344	(9,978)
U.S. Treasury Ultra Bond Future	9	12/19/2017	1,483,031	(26,399)

Total				$(86,730)

Short position contracts:
Euro-BOBL Future	4	12/07/2017	614,015	$(1,473)
Euro-Bund Future	4	12/07/2017	758,317	(3,724)
Long Gilt Future	6	12/27/2017	990,773	20,591
MSCI Emerging Markets Index Future	18	12/15/2017	1,011,780	(16,144)
MSCI Taiwan Index Future	56	11/29/2017	2,279,200	(12,488)

The accompanying notes are an integral part of these financial statements.

132

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Futures Contracts Outstanding at October 31, 2017 - (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts: - (continued)
Mini MSCI EAFE Index Future	21	12/15/2017	$2,107,770	$(37,000)
S&P 500 (E-Mini) Future	74	12/15/2017	9,518,990	(413,814)
U.S. Treasury 10-Year Note Future	73	12/19/2017	9,120,438	118,069

Total				$(345,983)

Total futures contracts				$(432,713)

TBA Sale Commitments Outstanding at October 31, 2017
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 3.50%	$1,900,000	11/01/2047	$(1,953,215)	$(746)

Total (proceeds receivable $1,952,469)			$(1,953,215)	$(746)

At October 31, 2017, the aggregate market value of TBA Sale Commitments represents (3.0)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.A.7	JPM	USD	80,000	(2.00%)	01/17/47	Monthly	$3,033	$—	$2,498	$(535)
CMBX.NA.A.9	MSC	USD	40,000	(2.00%)	09/17/58	Monthly	1,388	—	1,395	7
CMBX.NA.A.9	MSC	USD	50,000	(2.00%)	09/17/58	Monthly	2,189	—	1,744	(445)
CMBX.NA.A.9	DEUT	USD	35,000	(2.00%)	09/17/58	Monthly	1,750	—	1,218	(532)
CMBX.NA.AA.7	MSC	USD	70,000	(1.50%)	01/17/47	Monthly	804	—	35	(769)
CMBX.NA.AA.7	CSI	USD	30,000	(1.50%)	01/17/47	Monthly	917	—	14	(903)
CMBX.NA.AA.7	CSI	USD	85,000	(1.50%)	01/17/47	Monthly	2,598	—	39	(2,559)
CMBX.NA.AA.7	CSI	USD	90,000	(1.50%)	01/17/47	Monthly	2,751	—	41	(2,710)
CMBX.NA.AA.7	CSI	USD	100,000	(1.50%)	01/17/47	Monthly	3,056	—	45	(3,011)
CMBX.NA.AA.8	MSC	USD	35,000	(1.50%)	10/17/57	Monthly	1,389	—	388	(1,001)
CMBX.NA.AAA.6	MSC	USD	247,284	(0.50%)	05/11/63	Monthly	—	(971)	(1,418)	(447)
CMBX.NA.AS.7	GSC	USD	265,000	(1.00%)	01/17/47	Monthly	7,327	—	(2,788)	(10,115)
CMBX.NA.AS.8	DEUT	USD	30,000	(1.00%)	10/17/57	Monthly	2,165	—	(287)	(2,452)
CMBX.NA.BB.8	CSI	USD	50,000	(5.00%)	10/17/57	Monthly	11,600	—	12,279	679
CMBX.NA.BB.8	JPM	USD	25,000	(5.00%)	10/17/57	Monthly	5,800	—	6,139	339
CMBX.NA.BB.8	CSI	USD	25,000	(5.00%)	10/17/57	Monthly	5,854	—	6,140	286
CMBX.NA.BB.8	CSI	USD	25,000	(5.00%)	10/17/57	Monthly	5,953	—	6,140	187
CMBX.NA.BB.8	JPM	USD	25,000	(5.00%)	10/17/57	Monthly	5,953	—	6,140	187
CMBX.NA.BB.9	CSI	USD	115,000	(5.00%)	09/17/58	Monthly	23,857	—	19,995	(3,862)
CMBX.NA.BB.9	MSC	USD	986,000	(5.00%)	09/17/58	Monthly	221,500	—	171,296	(50,204)
CMBX.NA.BBB.10	MSC	USD	20,000	(3.00%)	11/17/59	Monthly	1,295	—	2,104	809
CMBX.NA.BBB.10	MSC	USD	50,000	(3.00%)	11/17/59	Monthly	3,867	—	5,259	1,392
CMBX.NA.BBB.10	MSC	USD	40,000	(3.00%)	11/17/59	Monthly	3,892	—	4,207	315
CMBX.NA.BBB.7	CSI	USD	150,000	(3.00%)	01/17/47	Monthly	14,252	—	17,421	3,169
CMBX.NA.BBB.7	MSC	USD	60,000	(3.00%)	01/17/47	Monthly	6,036	—	6,968	932
CMBX.NA.BBB.7	GSC	USD	25,000	(3.00%)	01/17/47	Monthly	2,110	—	2,904	794
CMBX.NA.BBB.7	MSC	USD	290,000	(3.00%)	01/17/47	Monthly	27,557	—	33,682	6,125
CMBX.NA.BBB.7	MSC	USD	35,000	(3.00%)	01/17/47	Monthly	2,838	—	4,065	1,227
CMBX.NA.BBB.7	GSC	USD	15,000	(3.00%)	01/17/47	Monthly	1,021	—	1,743	722

The accompanying notes are an integral part of these financial statements.

133

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Credit Default Swap Contracts Outstanding at October 31, 2017 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.BBB.9	MSC	USD	45,000	(3.00%)	09/17/58	Monthly	$5,312	$—	$5,163	$(149)
CMBX.NA.BBB.9	DEUT	USD	100,000	(3.00%)	09/17/58	Monthly	12,128	—	11,490	(638)
CMBX.NA.BBB.9	JPM	USD	110,000	(3.00%)	09/17/58	Monthly	13,575	—	12,640	(935)
CMBX.NA.BBB.9	MSC	USD	145,000	(0.50%)	09/17/58	Monthly	1,802	—	(170)	(1,972)
PrimeX.ARM.2(7)	MSC	USD	202,843	(4.58%)	12/25/37	Monthly	—	(439)	(985)	(546)

Total							$405,569	$(1,410)	$337,544	$(66,615)

Sell protection:
CMBX.NA.BB.6	CSI	USD	40,000	5.00%	05/11/63	Monthly	$—	$(7,799)	$(10,469)	$(2,670)
CMBX.NA.BB.6	MSC	USD	35,000	5.00%	05/11/63	Monthly	—	(6,361)	(9,161)	(2,800)
CMBX.NA.BB.6	CSI	USD	40,000	5.00%	05/11/63	Monthly	—	(6,986)	(10,470)	(3,484)
CMBX.NA.BB.6	CSI	USD	47,000	5.00%	05/11/63	Monthly	—	(8,542)	(12,302)	(3,760)
CMBX.NA.BB.6	CSI	USD	70,000	5.00%	05/11/63	Monthly	—	(14,037)	(18,341)	(4,304)
CMBX.NA.BB.6	CSI	USD	115,000	5.00%	05/11/63	Monthly	—	(23,894)	(30,132)	(6,238)
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	Monthly	—	(15,448)	(22,248)	(6,800)
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	Monthly	—	(15,448)	(22,248)	(6,800)
CMBX.NA.BB.6	CSI	USD	90,000	5.00%	05/11/63	Monthly	—	(16,356)	(23,556)	(7,200)
CMBX.NA.BB.6	GSC	USD	80,000	5.00%	05/11/63	Monthly	—	(8,645)	(20,939)	(12,294)
CMBX.NA.BB.8	MSC	USD	306,000	5.00%	10/17/57	Monthly	—	(84,506)	(75,064)	9,442
CMBX.NA.BB.8	GSC	USD	20,000	5.00%	10/17/57	Monthly	—	(1,009)	(4,906)	(3,897)
CMBX.NA.BB.8	GSC	USD	125,000	5.00%	10/17/57	Monthly	—	(25,538)	(30,663)	(5,125)
CMBX.NA.BB.8	MLI	USD	115,000	5.00%	10/17/57	Monthly	—	(10,251)	(28,210)	(17,959)
CMBX.NA.BB.9	GSC	USD	35,000	5.00%	09/15/58	Monthly	—	(9,498)	(6,076)	3,422
CMBX.NA.BB.9	GSC	USD	15,000	5.00%	09/15/58	Monthly	—	(4,071)	(2,604)	1,467
CMBX.NA.BB.9	GSC	USD	15,000	5.00%	09/15/58	Monthly	—	(4,035)	(2,603)	1,432
CMBX.NA.BB.9	CSI	USD	270,000	5.00%	09/17/58	Monthly	—	(72,257)	(46,870)	25,387
CMBX.NA.BB.9	GSC	USD	275,000	5.00%	09/17/58	Monthly	—	(73,082)	(47,737)	25,345
CMBX.NA.BB.9	CSI	USD	270,000	5.00%	09/17/58	Monthly	—	(71,497)	(46,869)	24,628
CMBX.NA.BB.9	GSC	USD	171,000	5.00%	09/17/58	Monthly	—	(46,538)	(29,684)	16,854
CMBX.NA.BB.9	JPM	USD	20,000	5.00%	09/17/58	Monthly	—	(5,336)	(3,472)	1,864
CMBX.NA.BB.9	MLI	USD	15,000	5.00%	09/17/58	Monthly	—	(4,112)	(2,603)	1,509
CMBX.NA.BB.9	MLI	USD	15,000	5.00%	09/17/58	Monthly	—	(4,002)	(2,604)	1,398
CMBX.NA.BBB.6	DEUT	USD	75,000	3.00%	05/11/63	Monthly	—	(11,360)	(12,504)	(1,144)
CMBX.NA.BBB.6	CSI	USD	70,000	3.00%	05/11/63	Monthly	—	(10,260)	(11,671)	(1,411)
CMBX.NA.BBB.6	MSC	USD	135,000	3.00%	05/11/63	Monthly	—	(20,234)	(22,508)	(2,274)
PrimeX.ARM.2(7)	JPM	USD	202,843	4.58%	12/25/37	Monthly	8,239	—	984	(7,255)

Total							$8,239	$(581,102)	$(555,530)	$17,333

Total traded indices							$413,808	$(582,512)	$(217,986)	$(49,282)

Credit default swaps on single-name issues:
Sell protection:
Russian Foreign Bond - Eurobond	MSC		165,000	1.00%	12/20/22	Quarterly	$—	$(2,732)	$(2,068)	$664

Total single-name issues							$—	$(2,732)	$(2,068)	$664

Total OTC contracts							$413,808	$(585,244)	$(220,054)	$(48,618)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

134

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.27	USD	2,375,000	(1.00%)	12/20/22	Quarterly	$86,051	$78,794	$(7,257)
CDX.EM.28	USD	615,000	(1.00%)	12/20/22	Quarterly	(23,099)	(20,404)	2,695
CDX.NA.HY.28	USD	426,690	(5.00%)	06/20/22	Quarterly	28,088	40,100	12,012
CDX.NA.HY.29	USD	885,000	(5.00%)	12/20/22	Quarterly	65,792	77,233	11,441
CDX.NA.HY.29	USD	1,530,000	(5.00%)	12/20/22	Quarterly	(124,089)	(133,559)	(9,470)
CDX.NA.IG.29	USD	710,000	(1.00%)	12/20/22	Quarterly	(14,500)	(16,966)	(2,466)
ITRAXX.XOV.27	EUR	123,000	(5.00%)	06/20/22	Quarterly	15,998	20,009	4,011
ITRAXX.XOV.28	EUR	420,000	(5.00%)	12/20/22	Quarterly	58,462	64,820	6,358

Total						$92,703	$110,027	$17,324

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2017
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.90% Fixed	CPURNSA	USD	796,000	07/15/24	At maturity	$—	$—	$15,699	$15,699

OTC Total Return Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
GS Client REIT	GSC	GBP	1,394,194	1M LIBOR - 0.40%	08/31/18	Monthly	$—	$—	$—	$0
GS Client REIT	GSC	GBP	1,394,194	(1M LIBOR + 0.30%)	08/31/18	Monthly	—	—	—	0
GS Client REIT	GSC	USD	3,140,273	(1M LIBOR + 0.30%)	10/31/18	Monthly	—	—	—	0
GS Client REIT	GSC	USD	3,175,650	(1M LIBOR + 0.30%)	10/31/18	Monthly	—	—	—	0

Total							$—	$—	$—	$0

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
30,000	BRL	9,231	USD	DEUT	12/04/17	$—	$(102)
173,000	CNH	26,344	USD	JPM	12/20/17	—	(347)
77,000	EGP	4,063	USD	GSC	03/06/18	148	—
169,000	EGP	9,111	USD	CBK	03/06/18	132	—
62,000	EGP	3,263	USD	GSC	03/06/18	128	—
430,000	EGP	21,905	USD	CBK	03/29/18	1,458	—
460,000	EGP	24,665	USD	CBK	04/26/18	132	—
151,000	EUR	175,855	USD	CBK	11/07/17	101	—
109,000	EUR	131,489	USD	UBS	12/20/17	—	(4,142)
820,000	INR	12,706	USD	BCLY	12/20/17	—	(127)
40,000	PEN	12,336	USD	CBK	12/20/17	—	(60)
45,000	PLN	12,627	USD	SCB	12/20/17	—	(261)
45,000	TRY	12,757	USD	BOA	12/20/17	—	(1,072)
9,353	USD	30,000	BRL	DEUT	12/04/17	224	—
15,852	USD	308,000	EGP	GSC	03/06/18	—	(993)
22,006	USD	430,000	EGP	GSC	03/29/18	—	(1,357)

The accompanying notes are an integral part of these financial statements.

135

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
177,492	USD	150,000	EUR	BCLY	11/07/17	$2,702	$—
178,414	USD	151,000	EUR	CBK	11/07/17	2,458	—
4,558,635	USD	3,854,000	EUR	DEUT	11/30/17	61,866	—
176,118	USD	151,000	EUR	CBK	12/06/17	—	(135)
683,501	USD	570,000	EUR	CBK	12/20/17	17,560	—
5,942	USD	5,000	EUR	MSC	12/20/17	100	—
301,435	USD	230,000	GBP	SSG	11/30/17	—	(4,306)
18,325	USD	345,000	MXN	SSG	12/20/17	488	—
6,111	USD	115,000	MXN	BNP	12/20/17	165	—
149,328	USD	1,200,000	NOK	GSC	11/30/17	2,307	—
15,824	USD	923,000	RUB	GSC	12/20/17	186	—
11,739	USD	45,000	TRY	HSBC	12/20/17	53	—
5,532	USD	73,000	ZAR	BCLY	12/20/17	415	—
11,143	USD	160,000	ZAR	GSC	12/20/17	—	(75)

Total						$90,623	$(12,977)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CNH	Chinese Renminbi
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
CBOE	Chicago Board Options Exchange
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
IBEX	Spanish Stock Index
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
MSCI	Morgan Stanley Capital International
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
S&P	Standard & Poors
SGX	Singapore Exchange
SPX	Standard and Poor’s 500 Index

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PAC	Planned Amortization Class
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

136

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$1,884,878	$—	$1,884,878	$—
Corporate Bonds	13,247,040	—	13,247,040	—
Foreign Government Obligations	5,111,898	—	5,111,898	—
Municipal Bonds	570,708	—	570,708	—
Senior Floating Rate Interests	12,946,037	—	12,946,037	—
Equity Linked Securities	7,181,411	—	—	7,181,411
U.S. Government Agencies	265,669	—	265,669	—
Common Stocks
Automobiles & Components	592,815	143,817	448,998	—
Banks	1,667,910	327,779	1,340,131	—
Capital Goods	991,482	226,471	765,011	—
Commercial & Professional Services	178,576	—	178,576	—
Consumer Services	593,989	44,581	549,408	—
Diversified Financials	483,055	483,055	—	—
Energy	2,334,117	1,780,311	553,806	—
Food & Staples Retailing	182,153	145,895	36,258	—
Food, Beverage & Tobacco	158,852	93,266	65,586	—
Insurance	772,174	354,595	417,579	—
Materials	311,026	121,862	189,164	—
Media	44,954	—	44,954	—
Pharmaceuticals, Biotechnology & Life Sciences	725,848	622,753	103,095	—
Real Estate	2,766,207	1,348,135	1,418,072	—
Retailing	225,255	113,475	111,780	—
Semiconductors & Semiconductor Equipment	487,170	167,176	319,994	—
Software & Services	952,196	591,161	361,035	—
Technology Hardware & Equipment	2,290,258	56,305	2,233,953	—
Telecommunication Services	1,113,373	792,948	320,425	—
Transportation	214,323	65,524	148,799	—
Utilities	1,298,994	997,371	301,623	—
Convertible Bonds	2,187,281	—	2,187,281	—
Rights	3,967	3,967	—	—
Preferred Stocks	9,848	9,848	—	—
Short-Term Investments	2,898,845	2,898,845	—	—
Purchased Options	173,369	89,449	83,920	—
Foreign Currency Contracts(2)	90,623	—	90,623	—
Futures Contracts(2)	141,435	141,435	—	—
Swaps - Credit Default(2)	167,099	—	167,099	—
Swaps - Interest Rate(2)	15,699	—	15,699	—

Total	$65,280,534	$11,620,024	$46,479,099	$7,181,411

Liabilities
Foreign Currency Contracts(2)	$(12,977)	$—	$(12,977)	$—
Futures Contracts(2)	(574,148)	(574,148)	—	—
Swaps - Credit Default(2)	(198,393)	—	(198,393)	—
TBA Sale Commitments	(1,953,215)	—	(1,953,215)	—
Written Options	(273,136)	(268,355)	(4,781)	—

Total	$(3,011,869)	$(842,503)	$(2,169,366)	$—

(1)	For the year ended October 31, 2017, investments valued at $170,140 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor and investments valued at $2,504 were transferred from Level 2 to Level 3 due to the unavailability of active market pricing.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

137

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2017

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2017:

Investments in Securities	Equity Linked Securities	Credit Default Swaps	Total
Beginning balance	$5,525,915	$—	$5,525,915
Accrued Discounts (Premiums)	—	(487)	(487)
Realized Gain (Loss)	(224,953)	(2,906)	(227,859)
Change in Unrealized Appreciation (Depreciation)	232,918	1,341	234,259
Net Purchases	7,055,943	285,233	7,341,176
Net Sales	(5,408,412)	(285,685)	(5,694,097)
Net Transfers in to Level 3	—	2,504	2,504
Net Transfers out of Level 3	—	—	—

Ending balance	$7,181,411	$—	$7,181,411

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2017 was $126,809.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

138

[This page is intentionally left blank]

139

Multi-Strategy Funds

Statements of Assets and Liabilities

October 31, 2017

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Assets:
Investments in securities, at market value	$933,150,859	$11,967,590,739	$—
Investments in affiliated investment companies, at market value	—	—	1,717,734,811
Cash	11,060	—	—
Cash collateral due from broker on futures contracts	—	—	—
Cash collateral due from broker on swap contracts	—	—	—
Foreign currency	—	837,396	—
Unrealized appreciation on OTC swap contracts	—	—	—
Unrealized appreciation on foreign currency contracts	—	1,772,566	—
Receivables:
Investment securities sold	—	26,870,440	1,135,827
Fund shares sold	1,716,097	33,057,065	617,115
Dividends and interest	2,541,904	61,960,644	1,339,652
Tax reclaims	148,612	1,355,624	—
Variation margin on futures contracts	6,020	4,626,505	—
Variation margin on centrally cleared swap contracts	—	913,721	—
OTC swap contracts premiums paid	—	—	—
Other assets	74,302	248,245	54,285

Total assets	937,648,854	12,099,232,945	1,720,881,690

Liabilities:
Unrealized depreciation on foreign currency contracts	—	503,651	—
Bank overdraft	—	9,105	—
Bank overdraft - foreign cash	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	—
TBA sale commitments, at market value	—	—	—
Payables:
Investment securities purchased	352,502	109,732,636	1,339,652
Fund shares redeemed	733,048	11,923,877	2,351,126
Investment management fees	520,987	5,514,141	—
Transfer agent fees	86,022	614,003	131,199
Accounting services fees	14,209	180,903	20,453
Board of Directors’ fees	3,738	44,964	7,574
Variation margin on centrally cleared swap contracts	—	—	—
Variation margin on futures contracts	—	—	—
Foreign taxes	—	—	—
Distribution fees	273,520	3,907,688	549,612
Written options	—	—	—
Accrued expenses	72,691	624,449	109,896
OTC swap contracts premiums received	—	—	—

Total liabilities	2,056,717	133,055,417	4,509,512

Net assets	$935,592,137	$11,966,177,528	$1,716,372,178

Summary of Net Assets:
Capital stock and paid-in-capital	$772,454,181	$10,535,193,422	$1,456,002,378
Undistributed (distributions in excess of) net investment income	707,250	18,080,767	2,972,900
Accumulated net realized gain (loss)	(2,185,238)	354,657,237	152,795,665
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	164,615,944	1,058,246,102	104,601,235

Net assets	$935,592,137	$11,966,177,528	$1,716,372,178

Shares authorized	1,070,000,000	2,100,000,000	1,110,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$23.53	$14.80	$10.45

Maximum offering price per share	$24.90	$15.66	$11.06

Shares outstanding	26,686,451	222,851,343	126,977,579

Net Assets	$628,047,795	$3,297,181,403	$1,326,959,276

The accompanying notes are an integral part of these financial statements.

140

Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund

$—	$314,273,621	$—	$—	$64,865,678
127,384,733	—	683,187,628	476,247,645	—
—	120,061	—	—	54,285
—	5,732,126	—	—	—
—	—	—	—	645,000
—	501,494	—	—	—
—	16,784	—	—	146,281
—	541,705	—	—	90,623

385,009	23,874,695	630,403	479,733	2,129,925
20,480	227,017	244,501	63,958	40,000
91,219	757,795	80,409	136,835	402,018
—	167,878	—	—	21,974
—	—	—	—	605,793
—	—	—	—	—
—	44,087	—	—	413,808
58,500	64,401	55,292	53,519	48,738

127,939,941	346,321,664	684,198,233	476,981,690	69,464,123

—	626,366	—	—	12,977
—	—	—	—	—
—	—	—	—	28,829
—	98,183	—	—	179,200
—	10,432,242	—	—	1,953,215

91,219	20,445,963	80,409	136,835	1,516,803
416,913	407,836	1,066,039	813,050	28,470
11,000	212,038	57,056	40,373	32,704
10,101	22,090	66,861	37,847	2,016
1,540	5,820	8,095	5,652	1,199
585	1,339	2,968	2,116	279
—	7,210	—	—	4,363
—	73,422	—	—	—
—	500,595	—	—	3,954
45,831	74,495	231,430	162,556	5,314
—	312,906	—	—	273,136
28,040	76,690	60,996	58,195	37,530
—	47,102	—	—	585,244

605,229	33,344,297	1,573,854	1,256,624	4,665,233

$127,334,712	$312,977,367	$682,624,379	$475,725,066	$64,798,890

$128,551,872	$260,788,658	$653,457,219	$430,686,115	$78,318,725
712,733	35,668,802	3,207,724	648,141	784,125
(7,819,070)	(16,660,945)	(36,967,644)	10,175,486	(16,403,999)
5,889,177	33,180,852	62,927,080	34,215,324	2,100,039

$127,334,712	$312,977,367	$682,624,379	$475,725,066	$64,798,890

560,000,000	810,000,000	560,000,000	560,000,000	610,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$10.60	$12.05	$12.32	$12.42	$9.46

$11.22	$12.75	$13.04	$13.14	$9.91

8,205,475	8,807,775	40,817,236	26,869,042	1,255,358

$86,986,758	$106,091,321	$503,041,539	$333,803,209	$11,876,623

The accompanying notes are an integral part of these financial statements.

141

Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Class C: Net asset value per share	$23.53	$14.59	$10.38

Shares outstanding	7,170,444	250,709,123	29,216,447

Net Assets	$168,686,272	$3,657,126,169	$303,377,685

Class I: Net asset value per share	$23.53	$14.80	$10.47

Shares outstanding	2,219,304	226,498,011	5,589,498

Net Assets	$52,216,260	$3,351,890,955	$58,494,292

Class R3: Net asset value per share	$23.77	$14.84	$10.41

Shares outstanding	101,480	14,994,539	1,791,125

Net Assets	$2,412,075	$222,526,009	$18,645,274

Class R4: Net asset value per share	$23.82	$14.85	$10.42

Shares outstanding	61,436	7,361,514	515,501

Net Assets	$1,463,568	$109,315,230	$5,372,453

Class R5: Net asset value per share	$23.85	$14.87	$10.47

Shares outstanding	5,832	3,046,606	198,928

Net Assets	$139,122	$45,300,368	$2,082,105

Class R6: Net asset value per share	$—	$14.94	$—

Shares outstanding	—	2,090,423	—

Net Assets	$—	$31,233,871	$—

Class Y: Net asset value per share	$23.86	$14.94	$—

Shares outstanding	534,471	8,341,713	—

Net Assets	$12,752,690	$124,655,348	$—

Class F: Net asset value per share	$23.52	$14.80	$10.46

Shares outstanding	2,970,805	76,124,235	137,708

Net Assets	$69,874,355	$1,126,948,175	$1,441,093

Cost of investments	$768,540,104	$10,915,390,621	$—
Cost of investments in affiliated investment companies	$—	$—	$1,613,133,576
Cost of foreign currency	$—	$844,178	$—
Cost of bank overdraft - foreign cash	$—	$—	$—
Proceeds receivable of TBA sale commitments	$—	$—	$—
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

142

Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
$10.41	$11.84	$12.07	$12.16	$9.47

2,537,789	5,071,506	11,666,381	7,936,655	736,456

$26,423,591	$60,061,549	$140,854,877	$96,532,361	$6,972,143

$10.63	$12.11	$12.27	$12.48	$9.46

172,616	4,116,925	853,233	746,788	1,406,674

$1,834,661	$49,849,113	$10,468,435	$9,319,179	$13,310,329

$10.57	$12.02	$12.02	$12.23	$9.47

674,743	167,461	985,426	1,801,342	232,065

$7,134,959	$2,013,696	$11,840,474	$22,023,036	$2,197,465

$10.61	$12.19	$12.25	$12.41	$9.46

253,739	112,243	873,389	606,569	233,632

$2,692,769	$1,368,552	$10,699,166	$7,528,468	$2,211,274

$10.66	$12.03	$12.35	$12.48	$9.46

211,297	1,027	462,432	521,417	235,161

$2,251,374	$12,355	$5,708,796	$6,507,938	$2,224,892

$—	$—	$—	$—	$—

—	—	—	—	—

$—	$—	$—	$—	$—

$—	$12.13	$—	$—	$9.46

—	2,465,413	—	—	2,705,316

$—	$29,901,517	$—	$—	$25,587,242

$10.63	$12.11	$12.28	$12.48	$9.46

997	5,257,381	903	871	44,285

$10,600	$63,679,264	$11,092	$10,875	$418,922

$—	$279,184,421	$—	$—	$62,399,399
$121,495,556	$—	$620,260,548	$442,032,321	$—
$—	$501,007	$—	$—	$—
$—	$—	$—	$—	$28,688
$—	$10,434,007	$—	$—	$1,952,469
$—	$417,488	$—	$—	$283,496

The accompanying notes are an integral part of these financial statements.

143

Multi-Strategy Funds

Statements of Operations

For the Year Ended October 31, 2017

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Investment Income:
Dividends	$13,058,873	$153,572,668	$—
Dividends from affiliated investment companies	—	—	32,063,415
Interest	8,695,650	224,690,971	816
Other income	662	2,413	511
Less: Foreign tax withheld	(131,018)	(3,203,002)	—

Total investment income, net	21,624,167	375,063,050	32,064,742

Expenses:
Investment management fees	5,798,975	58,253,329	—
Administrative services fees
Class R3	5,737	402,003	33,283
Class R4	1,947	155,664	7,405
Class R5	178	40,099	2,640
Transfer agent fees
Class A	823,687	2,370,415	1,217,486
Class B	10,631	8,495	33,609
Class C	154,228	2,364,141	280,382
Class I	108,744	3,149,242	59,173
Class R3	812	5,382	1,401
Class R4	390	3,107	481
Class R5	81	993	47
Class R6	—	601	—
Class Y	2,810	25,312	—
Class F	—	—	—
Distribution fees
Class A	1,534,483	7,891,322	3,383,451
Class B	10,956	8,091	149,791
Class C	1,658,220	34,486,186	3,139,898
Class R3	14,343	1,005,008	83,208
Class R4	3,245	259,440	12,341
Custodian fees	6,585	197,747	—
Registration and filing fees	157,940	700,053	138,601
Accounting services fees	157,650	1,939,602	245,776
Board of Directors’ fees	25,936	315,678	52,723
Audit fees	20,821	40,818	21,228
Other expenses	155,140	1,600,748	270,621

Total expenses (before waivers and fees paid indirectly)	10,653,539	115,223,476	9,133,545
Expense waivers	(1,999)	(181,595)	—
Management fee waivers	—	—	—
Transfer agent fee waivers	(7,345)	(514)	—
Distribution fee reimbursements	(23,655)	(12,534)	(6,060)
Commission recapture	(2,772)	(21,849)	—

Total waivers and fees paid indirectly	(35,771)	(216,492)	(6,060)

Total expenses, net	10,617,768	115,006,984	9,127,485

Net Investment Income (Loss)	11,006,399	260,056,066	22,937,257

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	—	—	18,573,136
Net realized gain (loss) on investments	55,540,271	347,773,692	—
Less: Foreign taxes paid on realized capital gains	—	—	—
Net realized gain (loss) on investments in affiliated investment companies	—	—	191,040,070
Net realized gain (loss) on purchased options contracts	—	—	—
Net realized gain (loss) on futures contracts	(864,127)	2,134,344	—
Net realized gain (loss) on written options contracts	—	—	—
Net realized gain (loss) on swap contracts	—	3,019,604	—
Net realized gain (loss) on foreign currency contracts	—	(2,483,816)	—
Net realized gain (loss) on other foreign currency transactions	(740)	128,184	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	54,675,404	350,572,008	209,613,206

The accompanying notes are an integral part of these financial statements.

144

Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund

$—	$4,385,062	$—	$—	$639,203
2,415,548	—	7,974,325	6,892,743	—
66	3,178,592	2	3	2,857,309
511	4,718	511	511	1,347
—	(247,696)	—	—	(37,596)

2,416,125	7,320,676	7,974,838	6,893,257	3,460,263

134,776	2,510,695	680,030	489,554	465,793

16,090	3,791	23,949	44,373	4,193
3,699	1,794	16,831	11,456	3,164
2,298	11	5,534	6,743	2,121

89,506	146,504	625,982	356,523	2,640
2,289	—	18,657	9,003	—
29,339	72,103	175,011	96,975	3,623
934	42,027	6,093	5,494	12,075
441	454	683	972	—
175	343	363	343	—
106	7	93	160	—
—	—	—	—	—
—	7,860	—	—	441
—	—	—	—	—

224,312	273,981	1,254,156	850,631	26,204
6,613	—	34,519	19,856	—
300,566	633,716	1,469,696	1,025,399	55,446
40,225	9,476	59,874	110,933	10,482
6,165	2,991	28,052	19,094	5,273
—	62,426	—	—	18,739
103,735	98,599	114,285	109,109	96,177
18,869	69,086	96,531	68,552	14,620
3,929	9,228	20,542	14,560	1,865
18,966	96,299	19,758	29,530	33,385
30,689	59,876	108,417	78,733	21,652

1,033,722	4,101,267	4,759,056	3,347,993	777,893
(51,833)	(291,343)	—	—	(134,104)
—	(30,499)	—	—	—
(305)	—	(8,273)	(3,047)	—
(2,862)	(766)	(14,447)	(10,407)	(39,367)
—	(784)	—	—	—

(55,000)	(323,392)	(22,720)	(13,454)	(173,471)

978,722	3,777,875	4,736,336	3,334,539	604,422

1,437,403	3,542,801	3,238,502	3,558,718	2,855,841

1,061,374	—	8,327,161	4,749,656	—
—	23,829,217	—	—	1,458,037
—	(121,376)	—	—	(3,730)
5,236,497	—	55,993,644	28,715,265	—
—	(517,155)	—	—	291,325
—	(996,803)	—	—	(2,053,488)
—	352,241	—	—	131,520
—	(1,950,702)	—	—	490,764
—	(44,182)	—	—	19,572
—	312,041	—	—	(15,377)

6,297,871	20,863,281	64,320,805	33,464,921	318,623

The accompanying notes are an integral part of these financial statements.

145

Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$52,812,320	$492,893,221	$—
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	—	—	16,296,777
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—
Net unrealized appreciation (depreciation) of futures contracts	235,577	683,521	—
Net unrealized appreciation (depreciation) of securities sold short	—	—	—
Net unrealized appreciation (depreciation) of written options contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	(991,182)	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	120,916	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	9,446	47,362	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	53,057,343	492,753,838	16,296,777

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	107,732,747	843,325,846	225,909,983

Net Increase (Decrease) in Net Assets Resulting from Operations	$118,739,146	$1,103,381,912	$248,847,240

The accompanying notes are an integral part of these financial statements.

146

Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund

$—	$23,184,407	$—	$—	$2,792,483
4,368,049	—	55,127,641	31,140,975	—
—	384,436	—	—	(7,934)
—	(358,489)	—	—	(342,038)
—	(218)	—	—	—
—	26,589	—	—	8,627
—	26,947	—	—	49,023
—	83,991	—	—	111,886
—	5,055	—	—	2,250

4,368,049	23,352,718	55,127,641	31,140,975	2,614,297

10,665,920	44,215,999	119,448,446	64,605,896	2,932,920

$12,103,323	$47,758,800	$122,686,948	$68,164,614	$5,788,761

The accompanying notes are an integral part of these financial statements.

147

Multi-Strategy Funds

Statements of Changes in Net Assets

	The Hartford Balanced Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$11,006,399	$10,452,748
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	54,675,404	25,859,457
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	53,057,343	(25,523,676)

Net Increase (Decrease) in Net Assets Resulting from Operations	118,739,146	10,788,529

Distributions to Shareholders:
From net investment income
Class A	(7,614,132)	(12,001,702)
Class B	(951)	(41,767)
Class C	(891,204)	(2,015,715)
Class I	(1,006,225)	(313,831)
Class R3	(26,626)	(33,696)
Class R4	(15,746)	(13,036)
Class R5	(2,541)	(3,904)
Class R6	—	—
Class Y	(151,905)	(280,833)
Class F	(250,092)	—

Total from net investment income	(9,959,422)	(14,704,484)

From net realized gain on investments
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—

Total from net realized gain on investments	—	—

From tax return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	—	—

Total from tax return of capital	—	—

Total distributions	(9,959,422)	(14,704,484)

Capital Share Transactions:
Sold	255,260,189	184,453,221
Issued on reinvestment of distributions	9,641,127	14,198,368
Redeemed	(245,295,089)	(171,082,040)

Net increase (decrease) from capital share transactions	19,606,227	27,569,549

Net Increase (Decrease) in Net Assets	128,385,951	23,653,594

Net Assets:
Beginning of period	807,206,186	783,552,592

End of period	$935,592,137	$807,206,186

Undistributed (distributions in excess of) net investment income	$707,250	$—

The accompanying notes are an integral part of these financial statements.

148

Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

The Hartford Balanced Income Fund		The Hartford Checks and Balances Fund		The Hartford Conservative Allocation Fund		The Hartford Global All-Asset Fund (consolidated)
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$260,056,066	$187,309,184	$22,937,257	$24,373,081	$1,437,403	$1,084,334	$3,542,801	$4,220,711
350,572,008	94,912,725	209,613,206	134,019,885	6,297,871	(12,679,919)	20,863,281	136,347
492,753,838	223,444,964	16,296,777	(111,061,222)	4,368,049	12,844,063	23,352,718	5,809,084

1,103,381,912	505,666,873	248,847,240	47,331,744	12,103,323	1,248,478	47,758,800	10,166,142

(78,755,520)	(70,946,627)	(17,364,993)	(27,177,306)	(1,204,620)	(380,010)	(1,854,988)	—
(68,768)	(232,684)	(55,998)	(714,398)	—	(4,779)	—	—
(62,442,675)	(49,939,045)	(1,536,844)	(3,983,068)	(160,816)	(56,755)	(532,959)	—
(90,330,413)	(44,419,166)	(746,488)	(816,611)	(21,644)	(4,464)	(887,391)	—
(4,383,569)	(3,415,937)	(147,023)	(217,443)	(98,281)	(23,699)	(25,727)	—
(2,573,002)	(2,039,147)	(59,900)	(84,107)	(30,660)	(9,340)	(18,947)	—
(1,099,532)	(758,307)	(47,946)	(110,986)	(38,830)	(10,864)	(228)	—
(585,077)	(179,631)	—	—	—	—	—	—
(2,721,304)	(1,415,323)	—	—	—	—	(1,800,779)	—
(7,259,039)	—	(5,165)	—	—	—	—	—

(250,218,899)	(173,345,867)	(19,964,357)	(33,103,919)	(1,554,851)	(489,911)	(5,121,019)	—

(33,832,328)	(43,597,114)	(93,801,890)	(135,452,125)	—	(1,369,661)	—	(10,264,499)
(64,307)	(205,848)	(1,974,522)	(7,828,280)	—	(40,118)	—	—
(35,761,372)	(40,662,736)	(22,032,763)	(33,070,353)	—	(472,352)	—	(6,290,683)
(28,196,118)	(21,482,203)	(2,837,906)	(3,515,155)	—	(12,446)	—	(4,288,931)
(1,928,904)	(2,198,274)	(1,028,204)	(1,244,237)	—	(102,693)	—	(146,653)
(1,137,476)	(1,104,289)	(304,171)	(426,209)	—	(31,144)	—	(85,232)
(366,066)	(372,175)	(336,732)	(494,166)	—	(31,087)	—	(40,375)
(105,031)	(100,762)	—	—	—	—	—	—
(949,044)	(530,425)	—	—	—	—	—	(1,923,547)

(102,340,646)	(110,253,826)	(122,316,188)	(182,030,525)	—	(2,059,501)	—	(23,039,920)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

(352,559,545)	(283,599,693)	(142,280,545)	(215,134,444)	(1,554,851)	(2,549,412)	(5,121,019)	(23,039,920)

5,532,140,891	3,598,650,705	165,169,794	231,229,857	22,242,959	20,162,248	90,402,058	93,451,937
323,516,298	260,503,595	140,746,150	212,845,217	1,521,051	2,480,305	4,564,892	19,689,920
(3,593,585,698)	(1,721,508,430)	(499,782,544)	(414,402,370)	(49,530,339)	(43,083,139)	(156,481,715)	(136,041,638)

2,262,071,491	2,137,645,870	(193,866,600)	29,672,704	(25,766,329)	(20,440,586)	(61,514,765)	(22,899,781)

3,012,893,858	2,359,713,050	(87,299,905)	(138,129,996)	(15,217,857)	(21,741,520)	(18,876,984)	(35,773,559)

8,953,283,670	6,593,570,620	1,803,672,083	1,941,802,079	142,552,569	164,294,089	331,854,351	367,627,910

$11,966,177,528	$8,953,283,670	$1,716,372,178	$1,803,672,083	$127,334,712	$142,552,569	$312,977,367	$331,854,351

$18,080,767	$14,125,715	$2,972,900	$476,506	$712,733	$686,596	$35,668,802	$4,791,960

The accompanying notes are an integral part of these financial statements.

149

Multi-Strategy Funds

Statements of Changes in Net Assets

	The Hartford Growth Allocation Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$3,238,502	$1,442,557
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	64,320,805	(95,935,585)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	55,127,641	80,920,337

Net Increase (Decrease) in Net Assets Resulting from Operations	122,686,948	(13,572,691)

Distributions to Shareholders:
From net investment income
Class A	(2,159,813)	(8,630,634)
Class B	—	(27,787)
Class C	—	(1,302,257)
Class I	(57,320)	(159,034)
Class R3	(13,223)	(167,136)
Class R4	(52,512)	(204,185)
Class R5	(38,687)	(104,622)
Class R6	—	—
Class Y	—	—
Class F	—	—

Total from net investment income	(2,321,555)	(10,595,655)

From net realized gain on investments
Class A	—	(29,027,151)
Class B	—	(1,027,873)
Class C	—	(9,288,804)
Class I	—	(433,903)
Class R3	—	(741,109)
Class R4	—	(689,283)
Class R5	—	(287,934)
Class R6	—	—
Class Y	—	—

Total from net realized gain on investments	—	(41,496,057)

From tax return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	—	—

Total from tax return of capital	—	—

Total distributions	(2,321,555)	(52,091,712)

Capital Share Transactions:
Sold	47,456,569	59,226,370
Issued on reinvestment of distributions	2,285,692	51,050,803
Redeemed	(193,328,384)	(167,620,052)

Net increase (decrease) from capital share transactions	(143,586,123)	(57,342,879)

Net Increase (Decrease) in Net Assets	(23,220,730)	(123,007,282)

Net Assets:
Beginning of period	705,845,109	828,852,391

End of period	$682,624,379	$705,845,109

Undistributed (distributions in excess of) net investment income	$3,207,724	$2,005,127

The accompanying notes are an integral part of these financial statements.

150

Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

Hartford Moderate Allocation Fund		Hartford Multi-Asset Income Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$3,558,718	$2,174,491	$2,855,841	$3,691,732
33,464,921	(18,325,952)	318,623	(10,048,197)
31,140,975	14,324,742	2,614,297	6,993,886

68,164,614	(1,826,719)	5,788,761	637,421

(3,247,300)	(1,963,784)	(428,371)	(648,489)
—	(29,946)	—	—
(169,122)	(396,213)	(192,115)	(159,093)
(95,654)	(54,973)	(562,058)	(299,645)
(139,506)	(97,212)	(82,400)	(77,922)
(68,158)	(39,823)	(85,986)	(83,319)
(81,472)	(38,448)	(90,017)	(86,788)
—	—	—	—
—	—	(1,310,046)	(1,822,007)
—	—	(7,485)	—

(3,801,212)	(2,620,399)	(2,758,478)	(3,177,263)

—	(25,459,622)	—	—
—	(762,041)	—	—
—	(8,397,808)	—	—
—	(602,808)	—	—
—	(1,528,981)	—	—
—	(566,418)	—	—
—	(505,580)	—	—
—	—	—	—
—	—	—	—

—	(37,823,258)	—	—

—	—	—	(150,724)
—	—	—	(36,977)
—	—	—	(69,644)
—	—	—	(18,111)
—	—	—	(19,365)
—	—	—	(20,171)
—	—	—	(423,477)

—	—	—	(738,469)

(3,801,212)	(40,443,657)	(2,758,478)	(3,915,732)

33,703,969	39,489,568	11,918,392	45,803,657
3,737,369	39,632,924	2,727,999	3,895,839
(139,793,975)	(135,455,292)	(24,887,322)	(107,733,203)

(102,352,637)	(56,332,800)	(10,240,931)	(58,033,707)

(37,989,235)	(98,603,176)	(7,210,648)	(61,312,018)

513,714,301	612,317,477	72,009,538	133,321,556

$475,725,066	$513,714,301	$64,798,890	$72,009,538

$648,141	$456,740	$784,125	$(509,195)

The accompanying notes are an integral part of these financial statements.

151

Multi-Strategy Funds

Financial Highlights

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Balanced Fund
For the Year Ended October 31, 2017
A	$20.76	$0.31	$2.74		$3.05	$(0.28)	$—	$—	$(0.28)	$23.53	14.76%		$628,048	1.11%	1.10%		1.37%	34%
C	20.76	0.15	2.74		2.89	(0.12)	—	—	(0.12)	23.53	13.95		168,686	1.82	1.81		0.67	34
I	20.76	0.36	2.74		3.10	(0.33)	—	—	(0.33)	23.53	15.02		52,216	0.88	0.88		1.61	34
R3	20.97	0.25	2.76		3.01	(0.21)	—	—	(0.21)	23.77	14.40		2,412	1.45	1.40		1.11	34
R4	21.02	0.30	2.78		3.08	(0.28)	—	—	(0.28)	23.82	14.75		1,464	1.15	1.10		1.32	34
R5	21.04	0.38	2.77		3.15	(0.34)	—	—	(0.34)	23.85	15.09		139	0.87	0.80		1.71	34
Y	21.05	0.38	2.79		3.17	(0.36)	—	—	(0.36)	23.86	15.16		12,753	0.75	0.75		1.68	34
F(5)	22.21	0.20	1.39		1.59	(0.28)	—	—	(0.28)	23.52	7.23	(6)	69,874	0.72 (7)	0.72	(7)	1.25 (7)	34

For the Year Ended October 31, 2016
A	$20.87	$0.30	$(0.01	)(8)	$0.29	$(0.40)	$—	$—	$(0.40)	$20.76	1.43%		$601,415	1.15%	1.15	%(9)	1.43%	26%
B	20.78	0.12	(0.02	)(8)	0.10	(0.20)	—	—	(0.20)	20.68	0.50		2,228	2.39	2.05	(9)	0.59	26
C	20.87	0.15	—	(10)	0.15	(0.26)	—	—	(0.26)	20.76	0.74		161,160	1.85	1.85	(9)	0.73	26
I	20.86	0.33	0.04		0.37	(0.47)	—	—	(0.47)	20.76	1.80		31,260	0.85	0.85	(9)	1.59	26
R3	21.09	0.24	0.01		0.25	(0.37)	—	—	(0.37)	20.97	1.18		3,174	1.47	1.41	(9)	1.13	26
R4	21.13	0.31	—	(10)	0.31	(0.42)	—	—	(0.42)	21.02	1.47		683	1.18	1.11	(9)	1.47	26
R5	21.14	0.36	0.02		0.38	(0.48)	—	—	(0.48)	21.04	1.81		242	0.88	0.81	(9)	1.74	26
Y	21.15	0.39	—	(10)	0.39	(0.49)	—	—	(0.49)	21.05	1.87		7,044	0.75	0.75	(9)	1.87	26

For the Year Ended October 31, 2015
A	$20.54	$0.25	$0.33		$0.58	$(0.25)	$—	$—	$(0.25)	$20.87	2.84%		$607,698	1.15%	1.15%		1.20%	22%
B	20.42	0.07	0.33		0.40	(0.04)	—	—	(0.04)	20.78	1.98		5,246	2.27	1.99		0.35	22
C	20.54	0.11	0.33		0.44	(0.11)	—	—	(0.11)	20.87	2.15		153,455	1.84	1.84		0.52	22
I(11)	21.08	0.19	(0.24)		(0.05)	(0.17)	—	—	(0.17)	20.86	(0.19	)(6)	7,436	0.86 (7)	0.86	(7)	1.59 (7)	22
R3	20.75	0.20	0.34		0.54	(0.20)	—	—	(0.20)	21.09	2.62		1,361	1.49	1.40		0.97	22
R4	20.78	0.26	0.34		0.60	(0.25)	—	—	(0.25)	21.13	2.90		594	1.16	1.10		1.25	22
R5	20.80	0.33	0.33		0.66	(0.32)	—	—	(0.32)	21.14	3.19		164	0.87	0.80		1.56	22
Y	20.82	0.35	0.31		0.66	(0.33)	—	—	(0.33)	21.15	3.22		7,600	0.74	0.74		1.65	22

For the Year Ended October 31, 2014
A	$18.62	$0.23	$1.92		$2.15	$(0.23)	$—	$—	$(0.23)	$20.54	11.60%		$585,217	1.17%	1.17%		1.17%	39%
B	18.50	0.06	1.91		1.97	(0.05)	—	—	(0.05)	20.42	10.64		8,635	2.27	2.04		0.33	39
C	18.63	0.09	1.92		2.01	(0.10)	—	—	(0.10)	20.54	10.82		126,773	1.86	1.86		0.47	39
R3	18.81	0.18	1.94		2.12	(0.18)	—	—	(0.18)	20.75	11.32		593	1.50	1.40		0.93	39
R4	18.83	0.24	1.95		2.19	(0.24)	—	—	(0.24)	20.78	11.67		786	1.16	1.10		1.22	39
R5	18.85	0.30	1.95		2.25	(0.30)	—	—	(0.30)	20.80	12.02		157	0.86	0.80		1.53	39
Y	18.87	0.32	1.95		2.27	(0.32)	—	—	(0.32)	20.82	12.08		2,147	0.74	0.74		1.59	39

For the Year Ended October 31, 2013
A	$16.06	$0.22	$2.56		$2.78	$(0.22)	$—	$—	$(0.22)	$18.62	17.40%		$542,452	1.21%	1.18%		1.24%	27%
B	15.94	0.07	2.54		2.61	(0.05)	—	—	(0.05)	18.50	16.43		12,206	2.27	2.04		0.42	27
C	16.07	0.09	2.57		2.66	(0.10)	—	—	(0.10)	18.63	16.58		100,230	1.89	1.89		0.52	27
R3	16.23	0.17	2.59		2.76	(0.18)	—	—	(0.18)	18.81	17.11		641	1.51	1.40		0.98	27
R4	16.23	0.24	2.59		2.83	(0.23)	—	—	(0.23)	18.83	17.55		531	1.15	1.10		1.35	27
R5	16.26	0.28	2.59		2.87	(0.28)	—	—	(0.28)	18.85	17.81		140	0.86	0.80		1.62	27
Y	16.27	0.30	2.59		2.89	(0.29)	—	—	(0.29)	18.87	17.92		1,979	0.74	0.74		1.69	27

The accompanying notes are an integral part of these financial statements.

152

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Balanced Income Fund
For the Year Ended October 31, 2017
A	$13.80	$0.37	$1.14	$1.51	$(0.36)	$(0.15)	$—	$(0.51)	$14.80	11.16%	$3,297,181	0.92%	0.92%		2.63%	39%
C	13.61	0.26	1.12	1.38	(0.25)	(0.15)	—	(0.40)	14.59	10.37	3,657,126	1.66	1.66		1.89	39
I	13.80	0.41	1.13	1.54	(0.39)	(0.15)	—	(0.54)	14.80	11.41	3,351,891	0.69	0.69		2.86	39
R3	13.84	0.33	1.13	1.46	(0.31)	(0.15)	—	(0.46)	14.84	10.79	222,526	1.30	1.24		2.30	39
R4	13.85	0.37	1.13	1.50	(0.35)	(0.15)	—	(0.50)	14.85	11.10	109,315	1.00	0.94		2.61	39
R5	13.86	0.41	1.14	1.55	(0.39)	(0.15)	—	(0.54)	14.87	11.44	45,300	0.70	0.69		2.85	39
R6	13.93	0.42	1.14	1.56	(0.40)	(0.15)	—	(0.55)	14.94	11.48	31,234	0.60	0.60		2.89	39
Y	13.93	0.42	1.14	1.56	(0.40)	(0.15)	—	(0.55)	14.94	11.46	124,655	0.62	0.62		2.91	39
F(5)	14.20	0.24	0.66	0.90	(0.30)	—	—	(0.30)	14.80	6.41 (6)	1,126,948	0.60 (7)	0.60	(7)	2.47 (7)	39

For the Year Ended October 31, 2016
A	$13.41	$0.37	$0.57	$0.94	$(0.33)	$(0.22)	$—	$(0.55)	$13.80	7.29%	$3,076,342	0.96%	0.96	%(12)	2.73%	36%
B	13.37	0.37	0.57	0.94	(0.32)	(0.22)	—	(0.54)	13.77	7.30	6,529	1.08	1.00	(12)	2.74	36
C	13.24	0.26	0.57	0.83	(0.24)	(0.22)	—	(0.46)	13.61	6.48	3,171,408	1.69	1.69	(12)	1.99	36
I	13.41	0.40	0.58	0.98	(0.37)	(0.22)	—	(0.59)	13.80	7.57	2,290,723	0.70	0.70	(12)	2.95	36
R3	13.45	0.33	0.58	0.91	(0.30)	(0.22)	—	(0.52)	13.84	6.98	174,319	1.32	1.25	(12)	2.43	36
R4	13.45	0.37	0.59	0.96	(0.34)	(0.22)	—	(0.56)	13.85	7.36	106,451	1.02	0.95	(12)	2.71	36
R5	13.47	0.40	0.58	0.98	(0.37)	(0.22)	—	(0.59)	13.86	7.53	31,698	0.72	0.70	(12)	2.97	36
R6	13.53	0.41	0.59	1.00	(0.38)	(0.22)	—	(0.60)	13.93	7.65	9,636	0.62	0.62	(12)	3.04	36
Y	13.53	0.41	0.59	1.00	(0.38)	(0.22)	—	(0.60)	13.93	7.65	86,177	0.62	0.62	(12)	3.00	36

For the Year Ended October 31, 2015
A	$13.72	$0.33	$(0.10)	$0.23	$(0.33)	$(0.21)	$—	$(0.54)	$13.41	1.77%	$2,635,923	0.95%	0.95%		2.48%	39%
B	13.69	0.35	(0.14)	0.21	(0.32)	(0.21)	—	(0.53)	13.37	1.63	12,811	1.06	0.99		2.56	39
C	13.56	0.25	(0.12)	0.13	(0.24)	(0.21)	—	(0.45)	13.24	1.01	2,414,291	1.69	1.69		1.84	39
I	13.72	0.38	(0.11)	0.27	(0.37)	(0.21)	—	(0.58)	13.41	2.04	1,274,683	0.69	0.69		2.85	39
R3	13.77	0.31	(0.13)	0.18	(0.29)	(0.21)	—	(0.50)	13.45	1.40	127,608	1.31	1.24		2.30	39
R4	13.77	0.35	(0.13)	0.22	(0.33)	(0.21)	—	(0.54)	13.45	1.70	66,468	1.01	0.94		2.60	39
R5	13.78	0.38	(0.11)	0.27	(0.37)	(0.21)	—	(0.58)	13.47	2.03	22,907	0.71	0.69		2.84	39
R6(13)	13.90	0.33	(0.12)	0.21	(0.37)	(0.21)	—	(0.58)	13.53	1.65 (6)	6,072	0.67 (7)	0.64	(7)	2.50 (7)	39
Y	13.84	0.40	(0.12)	0.28	(0.38)	(0.21)	—	(0.59)	13.53	2.10	32,808	0.61	0.61		2.92	39

For the Year Ended October 31, 2014
A	$13.05	$0.34	$0.83	$1.17	$(0.32)	$(0.18)	$—	$(0.50)	$13.72	9.19%	$2,317,429	0.97%	0.97%		2.56%	40%
B	13.01	0.34	0.84	1.18	(0.32)	(0.18)	—	(0.50)	13.69	9.25	18,846	1.07	0.99		2.56	40
C	12.91	0.24	0.82	1.06	(0.23)	(0.18)	—	(0.41)	13.56	8.39	1,884,930	1.70	1.70		1.81	40
I	13.05	0.38	0.83	1.21	(0.36)	(0.18)	—	(0.54)	13.72	9.47	1,031,554	0.70	0.70		2.80	40
R3	13.10	0.30	0.84	1.14	(0.29)	(0.18)	—	(0.47)	13.77	8.90	106,894	1.32	1.24		2.26	40
R4	13.10	0.35	0.83	1.18	(0.33)	(0.18)	—	(0.51)	13.77	9.19	54,196	1.02	0.94		2.58	40
R5	13.11	0.38	0.83	1.21	(0.36)	(0.18)	—	(0.54)	13.78	9.44	13,069	0.73	0.69		2.83	40
Y	13.16	0.39	0.84	1.23	(0.37)	(0.18)	—	(0.55)	13.84	9.55	24,484	0.62	0.62		2.89	40

The accompanying notes are an integral part of these financial statements.

153

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Balanced Income Fund – (continued)
For the Year Ended October 31, 2013
A	$12.24	$0.32	$0.94	$1.26	$(0.30)	$(0.15)	$—	$(0.45)	$13.05	10.57%	$1,879,401	0.99%	0.96%	2.53%	32%
B	12.20	0.32	0.94	1.26	(0.30)	(0.15)	—	(0.45)	13.01	10.60	20,966	1.10	0.96	2.55	32
C	12.13	0.22	0.93	1.15	(0.22)	(0.15)	—	(0.37)	12.91	9.70	1,326,973	1.72	1.70	1.78	32
I	12.24	0.35	0.94	1.29	(0.33)	(0.15)	—	(0.48)	13.05	10.84	598,310	0.73	0.71	2.77	32
R3	12.29	0.29	0.94	1.23	(0.27)	(0.15)	—	(0.42)	13.10	10.27	59,155	1.33	1.22	2.26	32
R4	12.28	0.32	0.95	1.27	(0.30)	(0.15)	—	(0.45)	13.10	10.64	37,128	1.03	0.91	2.55	32
R5	12.29	0.36	0.94	1.30	(0.33)	(0.15)	—	(0.48)	13.11	10.90	9,269	0.73	0.69	2.80	32
Y	12.34	0.36	0.95	1.31	(0.34)	(0.15)	—	(0.49)	13.16	10.91	14,384	0.63	0.62	2.81	32
The Hartford Checks and Balances Fund
For the Year Ended October 31, 2017
A	$9.85	$0.14	$1.28	$1.42	$(0.13)	$(0.69)	$—	$(0.82)	$10.45	15.27%	$1,326,959	0.38%	0.38%	1.44%	3	%(17)
C	9.78	0.07	1.27	1.34	(0.05)	(0.69)	—	(0.74)	10.38	14.46	303,378	1.13	1.13	0.70	3
I	9.86	0.16	1.29	1.45	(0.15)	(0.69)	—	(0.84)	10.47	15.63	58,494	0.16	0.16	1.63	3
R3	9.81	0.10	1.28	1.38	(0.09)	(0.69)	—	(0.78)	10.41	14.89	18,645	0.75	0.75	1.04	3
R4	9.82	0.13	1.28	1.41	(0.12)	(0.69)	—	(0.81)	10.42	15.24	5,372	0.45	0.45	1.35	3
R5	9.86	0.20	1.25	1.45	(0.15)	(0.69)	—	(0.84)	10.47	15.66	2,082	0.14	0.14	1.99	3
F(5)	9.86	0.11	0.60	0.71	(0.11)	—	—	(0.11)	10.46	7.27 (6)	1,441	0.04 (7)	0.04 (7)	1.57 (7)	3

For the Year Ended October 31, 2016
A	$10.81	$0.14	$0.11	$0.25	$(0.19)	$(1.02)	$—	$(1.21)	$9.85	2.78%	$1,386,748	0.41%	0.41%	1.46%	8%
B	10.76	0.07	0.09	0.16	(0.09)	(1.02)	—	(1.11)	9.81	1.93	32,027	1.21	1.21	0.72	8
C	10.75	0.07	0.09	0.16	(0.11)	(1.02)	—	(1.13)	9.78	1.94	321,436	1.16	1.16	0.71	8
I	10.83	0.17	0.09	0.26	(0.21)	(1.02)	—	(1.23)	9.86	2.97	39,557	0.19	0.19	1.69	8
R3	10.78	0.10	0.10	0.20	(0.15)	(1.02)	—	(1.17)	9.81	2.35	14,554	0.77	0.77	1.05	8
R4	10.79	0.13	0.10	0.23	(0.18)	(1.02)	—	(1.20)	9.82	2.64	4,457	0.47	0.47	1.38	8
R5	10.82	0.16	0.11	0.27	(0.21)	(1.02)	—	(1.23)	9.86	3.04	4,893	0.16	0.16	1.69	8

For the Year Ended October 31, 2015
A	$11.89	$0.14	$0.11	$0.25	$(0.43)	$(0.90)	$—	$(1.33)	$10.81	2.38%	$1,443,659	0.39%	0.39%	1.26%	7%
B	11.83	0.07	0.10	0.17	(0.34)	(0.90)	—	(1.24)	10.76	1.64	87,066	1.20	1.20	0.64	7
C	11.83	0.05	0.12	0.17	(0.35)	(0.90)	—	(1.25)	10.75	1.64	351,257	1.14	1.14	0.47	7
I	11.90	0.21	0.07	0.28	(0.45)	(0.90)	—	(1.35)	10.83	2.64	36,770	0.16	0.16	1.93	7
R3	11.86	0.08	0.13	0.21	(0.39)	(0.90)	—	(1.29)	10.78	2.03	13,247	0.75	0.75	0.73	7
R4	11.87	0.12	0.13	0.25	(0.43)	(0.90)	—	(1.33)	10.79	2.33	4,652	0.45	0.45	1.13	7
R5	11.90	0.15	0.13	0.28	(0.46)	(0.90)	—	(1.36)	10.82	2.65	5,150	0.14	0.14	1.37	7

For the Year Ended October 31, 2014
A	$11.75	$0.14	$1.07	$1.21	$(0.21)	$(0.86)	$—	$(1.07)	$11.89	11.07%	$1,404,632	0.39%	0.39%	1.25%	15%
B	11.64	0.05	1.05	1.10	(0.05)	(0.86)	—	(0.91)	11.83	10.09	108,791	1.19	1.19	0.46	15
C	11.65	0.06	1.04	1.10	(0.06)	(0.86)	—	(0.92)	11.83	10.17	334,810	1.14	1.14	0.50	15
I	11.78	0.18	1.06	1.24	(0.26)	(0.86)	—	(1.12)	11.90	11.35	34,269	0.14	0.14	1.53	15
R3	11.69	0.10	1.06	1.16	(0.13)	(0.86)	—	(0.99)	11.86	10.70	10,635	0.75	0.75	0.88	15
R4	11.73	0.13	1.07	1.20	(0.20)	(0.86)	—	(1.06)	11.87	11.06	3,932	0.45	0.45	1.14	15
R5	11.78	0.17	1.07	1.24	(0.26)	(0.86)	—	(1.12)	11.90	11.34	163	0.15	0.15	1.48	15

The accompanying notes are an integral part of these financial statements.

154

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Checks and Balances Fund – (continued)
For the Year Ended October 31, 2013
A	$9.92	$0.16	$1.88	$2.04	$(0.18)	$(0.03)	$—	$(0.21)	$11.75	20.89%	$1,354,101	0.41%	0.41%	1.51%	12%
B	9.88	0.08	1.86	1.94	(0.15)	(0.03)	—	(0.18)	11.64	20.01	117,550	1.21	1.21	0.72	12
C	9.89	0.08	1.87	1.95	(0.16)	(0.03)	—	(0.19)	11.65	20.00	308,250	1.16	1.16	0.76	12
I	9.93	0.18	1.88	2.06	(0.18)	(0.03)	—	(0.21)	11.78	21.15	29,305	0.15	0.15	1.70	12
R3	9.90	0.13	1.86	1.99	(0.17)	(0.03)	—	(0.20)	11.69	20.43	10,875	0.75	0.75	1.19	12
R4	9.91	0.16	1.86	2.02	(0.17)	(0.03)	—	(0.20)	11.73	20.79	1,535	0.46	0.46	1.46	12
R5	9.93	0.19	1.87	2.06	(0.18)	(0.03)	—	(0.21)	11.78	21.16	144	0.15	0.15	1.74	12

The Hartford Conservative Allocation Fund
For the Year Ended October 31, 2017
A	$9.81	$0.13	$0.79	$0.92	$(0.13)	$—	$—	$(0.13)	$10.60	9.51%	$86,987	0.58%	0.55%	1.24%	17	%(18)
C	9.62	0.05	0.79	0.84	(0.05)	—	—	(0.05)	10.41	8.80	26,424	1.33	1.30	0.49	17
I	9.83	0.15	0.81	0.96	(0.16)	—	—	(0.16)	10.63	9.92	1,835	0.29	0.27	1.47	17
R3	9.79	0.10	0.79	0.89	(0.11)	—	—	(0.11)	10.57	9.21	7,135	0.94	0.80	1.02	17
R4	9.82	0.13	0.80	0.93	(0.14)	—	—	(0.14)	10.61	9.57	2,693	0.64	0.50	1.25	17
R5	9.86	0.16	0.81	0.97	(0.17)	—	—	(0.17)	10.66	9.99	2,251	0.34	0.20	1.58	17
F(5)	10.03	0.08	0.52	0.60	—	—	—	—	10.63	5.98 (6)	11	0.23 (7)	0.20 (7)	1.22 (7)	17

For the Year Ended October 31, 2016
A	$9.85	$0.09	$0.02	$0.11	$(0.03)	$(0.12)	$—	$(0.15)	$9.81	1.26%	$95,802	0.60%	0.54%	0.90%	80%
B	9.73	0.02	0.02	0.04	(0.02)	(0.12)	—	(0.14)	9.63	0.44	1,416	1.49	1.29	0.16	80
C	9.73	0.01	0.01	0.02	(0.01)	(0.12)	—	(0.13)	9.62	0.34	31,115	1.34	1.29	0.15	80
I	9.86	0.11	0.02	0.13	(0.04)	(0.12)	—	(0.16)	9.83	1.45	1,087	0.32	0.27	1.18	80
R3	9.85	0.06	0.03	0.09	(0.03)	(0.12)	—	(0.15)	9.79	0.99	8,561	0.94	0.79	0.64	80
R4	9.86	0.09	0.03	0.12	(0.04)	(0.12)	—	(0.16)	9.82	1.28	2,340	0.64	0.49	0.94	80
R5	9.88	0.12	0.02	0.14	(0.04)	(0.12)	—	(0.16)	9.86	1.56	2,231	0.34	0.19	1.25	80

For the Year Ended October 31, 2015
A	$10.78	$0.10	$(0.42)	$(0.32)	$(0.15)	$(0.46)	$—	$(0.61)	$9.85	(3.01)%	$108,907	0.60%	0.60%	0.98%	15%
B	10.72	0.04	(0.44)	(0.40)	(0.13)	(0.46)	—	(0.59)	9.73	(3.83)	3,371	1.47	1.41	0.41	15
C	10.71	0.02	(0.41)	(0.39)	(0.13)	(0.46)	—	(0.59)	9.73	(3.70)	37,732	1.34	1.34	0.22	15
I	10.77	0.16	(0.45)	(0.29)	(0.16)	(0.46)	—	(0.62)	9.86	(2.74)	1,064	0.31	0.31	1.53	15
R3	10.81	0.07	(0.43)	(0.36)	(0.14)	(0.46)	—	(0.60)	9.85	(3.36)	8,256	0.94	0.91	0.72	15
R4	10.79	0.10	(0.42)	(0.32)	(0.15)	(0.46)	—	(0.61)	9.86	(3.02)	2,461	0.65	0.61	0.94	15
R5	10.79	0.14	(0.43)	(0.29)	(0.16)	(0.46)	—	(0.62)	9.88	(2.73)	2,504	0.34	0.31	1.37	15

For the Year Ended October 31, 2014
A	$11.05	$0.07	$0.09	$0.16	$(0.09)	$(0.34)	$—	$(0.43)	$10.78	1.50%	$134,286	0.59%	0.59%	0.64%	27%
B	10.99	(0.01)	0.08	0.07	—	(0.34)	—	(0.34)	10.72	0.71	6,872	1.43	1.40	(0.13)	27
C	10.98	(0.01)	0.08	0.07	—	(0.34)	—	(0.34)	10.71	0.71	46,745	1.34	1.34	(0.09)	27
I	11.06	0.10	0.08	0.18	(0.13)	(0.34)	—	(0.47)	10.77	1.76	1,829	0.32	0.32	0.91	27
R3	11.06	0.03	0.09	0.12	(0.03)	(0.34)	—	(0.37)	10.81	1.17	10,141	0.94	0.90	0.31	27
R4	11.04	0.07	0.08	0.15	(0.06)	(0.34)	—	(0.40)	10.79	1.45	4,806	0.64	0.60	0.65	27
R5	11.08	0.10	0.08	0.18	(0.13)	(0.34)	—	(0.47)	10.79	1.74	3,585	0.34	0.30	0.92	27

The accompanying notes are an integral part of these financial statements.

155

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Conservative Allocation Fund – (continued)
For the Year Ended October 31, 2013
A	$11.35	$0.10	$0.15	$0.25	$(0.32)	$(0.23)	$—	$(0.55)	$11.05	2.26%	$147,617	0.58%	0.58%		0.93%	22%
B	11.33	0.03	0.13	0.16	(0.27)	(0.23)	—	(0.50)	10.99	1.42	11,240	1.40	1.40		0.27	22
C	11.32	0.02	0.15	0.17	(0.28)	(0.23)	—	(0.51)	10.98	1.51	53,554	1.32	1.32		0.17	22
I	11.34	0.12	0.16	0.28	(0.33)	(0.23)	—	(0.56)	11.06	2.60	1,397	0.30	0.30		1.13	22
R3	11.37	0.05	0.17	0.22	(0.30)	(0.23)	—	(0.53)	11.06	1.99	10,496	0.93	0.93		0.48	22
R4	11.33	0.12	0.13	0.25	(0.31)	(0.23)	—	(0.54)	11.04	2.29	7,620	0.62	0.62		1.08	22
R5	11.36	0.15	0.13	0.28	(0.33)	(0.23)	—	(0.56)	11.08	2.57	3,378	0.32	0.32		1.35	22

The Hartford Global All-Asset Fund (consolidated)
For the Year Ended October 31, 2017
A	$10.51	$0.13	$1.58	$1.71	$(0.17)	$—	$—	$(0.17)	$12.05	16.56%	$106,091	1.31%	1.19%		1.14%	70%
C	10.33	0.04	1.55	1.59	(0.08)	—	—	(0.08)	11.84	15.54	60,062	2.04	1.94		0.39	70
I	10.57	0.16	1.58	1.74	(0.20)	—	—	(0.20)	12.11	16.81	49,849	1.01	0.93		1.40	70
R3	10.50	0.09	1.58	1.67	(0.15)	—	—	(0.15)	12.02	16.19	2,014	1.65	1.49		0.85	70
R4	10.65	0.13	1.59	1.72	(0.18)	—	—	(0.18)	12.19	16.40	1,369	1.35	1.19		1.15	70
R5	10.51	0.17	1.58	1.75	(0.23)	—	—	(0.23)	12.03	16.85	12	1.08	0.89		1.51	70
Y	10.59	0.15	1.60	1.75	(0.21)	—	—	(0.21)	12.13	16.89	29,902	0.94	0.84		1.40	70
F(5)	10.87	0.13	1.11	1.24	—	—	—	—	12.11	11.41 (6)	63,679	0.93 (7)	0.84	(7)	1.65 (7)	70

For the Year Ended October 31, 2016
A	$10.95	$0.12	$0.15	$0.27	$—	$(0.71)	$—	$(0.71)	$10.51	2.85%	$120,010	1.47%	1.27	%(14)	1.18%	95%
C	10.85	0.04	0.15	0.19	—	(0.71)	—	(0.71)	10.33	2.09	71,094	2.19	2.02	(14)	0.43	95
I	10.98	0.15	0.15	0.30	—	(0.71)	—	(0.71)	10.57	3.12	47,856	1.17	1.02	(14)	1.43	95
R3	10.97	0.09	0.15	0.24	—	(0.71)	—	(0.71)	10.50	2.55	1,879	1.79	1.52	(14)	0.93	95
R4	11.08	0.13	0.15	0.28	—	(0.71)	—	(0.71)	10.65	2.91	1,103	1.49	1.22	(14)	1.28	95
R5	10.98	0.09	0.15	0.24	—	(0.71)	—	(0.71)	10.51	2.64	11	1.17	0.97	(14)	0.86	95
Y	10.99	0.16	0.15	0.31	—	(0.71)	—	(0.71)	10.59	3.22	89,901	1.07	0.92	(14)	1.61	95

For the Year Ended October 31, 2015
A	$12.68	$0.08	$(0.08)	$—	$(0.31)	$(1.42)	$—	$(1.73)	$10.95	0.33%	$162,691	1.46%	1.25%		0.68%	63%
C	12.56	—	(0.07)	(0.07)	(0.22)	(1.42)	—	(1.64)	10.85	(0.31)	99,973	2.18	2.00		(0.02)	63
I	12.72	0.10	(0.07)	0.03	(0.35)	(1.42)	—	(1.77)	10.98	0.58	70,837	1.15	1.00		0.88	63
R3	12.67	0.05	(0.07)	(0.02)	(0.26)	(1.42)	—	(1.68)	10.97	0.16	2,385	1.78	1.50		0.43	63
R4	12.80	0.10	(0.08)	0.02	(0.32)	(1.42)	—	(1.74)	11.08	0.51	1,381	1.49	1.20		0.85	63
R5	12.72	0.13	(0.10)	0.03	(0.35)	(1.42)	—	(1.77)	10.98	0.61	624	1.16	0.95		1.12	63
Y	12.72	0.13	(0.08)	0.05	(0.36)	(1.42)	—	(1.78)	10.99	0.76	29,736	1.07	0.90		1.12	63

For the Year Ended October 31, 2014
A	$12.34	$0.11	$0.40	$0.51	$(0.13)	$(0.04)	$—	$(0.17)	$12.68	4.18%	$206,595	1.40%	1.25%		0.85%	75%
C	12.23	0.01	0.39	0.40	(0.03)	(0.04)	—	(0.07)	12.56	3.30	130,260	2.13	2.00		0.10	75
I	12.38	0.14	0.40	0.54	(0.16)	(0.04)	—	(0.20)	12.72	4.43	117,499	1.10	0.98		1.11	75
R3	12.34	0.08	0.39	0.47	(0.10)	(0.04)	—	(0.14)	12.67	3.86	3,340	1.73	1.50		0.61	75
R4	12.47	0.11	0.41	0.52	(0.15)	(0.04)	—	(0.19)	12.80	4.18	1,363	1.44	1.20		0.90	75
R5	12.38	0.14	0.41	0.55	(0.17)	(0.04)	—	(0.21)	12.72	4.49	2,730	1.12	0.95		1.14	75
Y	12.38	0.15	0.41	0.56	(0.18)	(0.04)	—	(0.22)	12.72	4.54	31,145	1.02	0.90		1.18	75

The accompanying notes are an integral part of these financial statements.

156

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Global All-Asset Fund (consolidated) – (continued)
For the Year Ended October 31, 2013
A	$11.30	$0.08	$1.25	$1.33	$(0.29)	$—	$—	$(0.29)	$12.34	12.02%	$264,437	1.37%	1.22%	0.72%	47%
C	11.18	—	1.24	1.24	(0.19)	—	—	(0.19)	12.23	11.26	150,191	2.11	1.97	(0.03)	47
I	11.33	0.12	1.25	1.37	(0.32)	—	—	(0.32)	12.38	12.37	134,853	1.08	0.96	0.99	47
R3	11.29	0.05	1.26	1.31	(0.26)	—	—	(0.26)	12.34	11.78	3,504	1.70	1.47	0.45	47
R4	11.39	0.07	1.29	1.36	(0.28)	—	—	(0.28)	12.47	12.16	1,906	1.42	1.18	0.57	47
R5	11.34	0.12	1.25	1.37	(0.33)	—	—	(0.33)	12.38	12.30	2,615	1.09	0.93	0.99	47
Y	11.34	0.12	1.25	1.37	(0.33)	—	—	(0.33)	12.38	12.36	48,035	0.99	0.88	1.04	47

The Hartford Growth Allocation Fund
For the Year Ended October 31, 2017
A	$10.35	$0.07	$1.95	$2.02	$(0.05)	$—	$—	$(0.05)	$12.32	19.54%	$503,042	0.53%	0.52%	0.63%	11	%(19)
C	10.17	(0.01)	1.91	1.90	—	—	—	—	12.07	18.68	140,855	1.27	1.27	(0.10)	11
I	10.31	0.10	1.94	2.04	(0.08)	—	—	(0.08)	12.27	19.91	10,468	0.22	0.22	0.87	11
R3	10.09	0.03	1.91	1.94	(0.01)	—	—	(0.01)	12.02	19.26	11,840	0.86	0.86	0.29	11
R4	10.29	0.07	1.94	2.01	(0.05)	—	—	(0.05)	12.25	19.56	10,699	0.55	0.55	0.64	11
R5	10.37	0.10	1.96	2.06	(0.08)	—	—	(0.08)	12.35	19.98	5,709	0.25	0.25	0.86	11
F(5)	11.07	0.04	1.17	1.21	—	—	—	—	12.28	10.93 (6)	11	0.15 (7)	0.15 (7)	0.47 (7)	11

For the Year Ended October 31, 2016
A	$11.25	$0.04	$(0.21)	$(0.17)	$(0.16)	$(0.57)	$—	$(0.73)	$10.35	(1.38)%	$507,111	0.57%	0.57%	0.37%	98%
B	11.10	(0.04)	(0.22)	(0.26)	(0.02)	(0.57)	—	(0.59)	10.25	(2.31)	7,399	1.51	1.47	(0.41)	98
C	11.06	(0.04)	(0.20)	(0.24)	(0.08)	(0.57)	—	(0.65)	10.17	(2.12)	154,929	1.30	1.30	(0.36)	98
I	11.21	0.06	(0.19)	(0.13)	(0.20)	(0.57)	—	(0.77)	10.31	(1.02)	7,490	0.26	0.26	0.63	98
R3	10.98	—	(0.20)	(0.20)	(0.12)	(0.57)	—	(0.69)	10.09	(1.68)	12,110	0.88	0.88	0.05	98
R4	11.19	0.04	(0.21)	(0.17)	(0.16)	(0.57)	—	(0.73)	10.29	(1.40)	11,769	0.58	0.58	0.36	98
R5	11.27	0.07	(0.21)	(0.14)	(0.19)	(0.57)	—	(0.76)	10.37	(1.06)	5,037	0.28	0.28	0.67	98

For the Year Ended October 31, 2015
A	$15.10	$0.14	$(0.41)	$(0.27)	$(0.34)	$(3.24)	$—	$(3.58)	$11.25	(1.57)%	$582,205	0.57%	0.55%	1.19%	14%
B	14.91	0.11	(0.48)	(0.37)	(0.20)	(3.24)	—	(3.44)	11.10	(2.45)	21,236	1.47	1.39	0.89	14
C	14.90	0.06	(0.41)	(0.35)	(0.25)	(3.24)	—	(3.49)	11.06	(2.26)	183,173	1.30	1.29	0.55	14
I	15.06	0.39	(0.62)	(0.23)	(0.38)	(3.24)	—	(3.62)	11.21	(1.23)	8,310	0.25	0.23	3.33	14
R3	14.83	0.13	(0.43)	(0.30)	(0.31)	(3.24)	—	(3.55)	10.98	(1.91)	14,233	0.89	0.84	1.08	14
R4	15.04	0.14	(0.41)	(0.27)	(0.34)	(3.24)	—	(3.58)	11.19	(1.60)	14,014	0.59	0.54	1.18	14
R5	15.13	0.17	(0.41)	(0.24)	(0.38)	(3.24)	—	(3.62)	11.27	(1.35)	5,681	0.29	0.24	1.43	14

For the Year Ended October 31, 2014
A	$14.27	$0.10	$0.81	$0.91	$(0.08)	$—	$—	$(0.08)	$15.10	6.40%	$628,969	0.57%	0.56%	0.66%	103%
B	14.13	(0.01)	0.79	0.78	—	—	—	—	14.91	5.52	40,575	1.42	1.42	(0.07)	103
C	14.11	(0.01)	0.80	0.79	—	—	—	—	14.90	5.60	209,438	1.30	1.29	(0.06)	103
I	14.23	0.14	0.82	0.96	(0.13)	—	—	(0.13)	15.06	6.74	6,553	0.25	0.24	0.92	103
R3	14.02	0.05	0.80	0.85	(0.04)	—	—	(0.04)	14.83	6.09	19,608	0.87	0.87	0.36	103
R4	14.22	0.10	0.81	0.91	(0.09)	—	—	(0.09)	15.04	6.39	16,704	0.57	0.57	0.67	103
R5	14.29	0.14	0.82	0.96	(0.12)	—	—	(0.12)	15.13	6.75	6,485	0.27	0.27	0.96	103

The accompanying notes are an integral part of these financial statements.

157

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Growth Allocation Fund – (continued)
For the Year Ended October 31, 2013
A	$12.21	$0.13	$2.26	$2.39	$(0.33)	$—	$—	$(0.33)	$14.27	20.02%	$610,007	0.59%	0.59%	0.97%	20%
B	12.09	0.04	2.22	2.26	(0.22)	—	—	(0.22)	14.13	19.00	64,592	1.42	1.42	0.35	20
C	12.08	0.04	2.24	2.28	(0.25)	—	—	(0.25)	14.11	19.17	212,687	1.32	1.32	0.28	20
I	12.17	0.15	2.28	2.43	(0.37)	—	—	(0.37)	14.23	20.46	4,648	0.27	0.27	1.18	20
R3	12.01	0.09	2.23	2.32	(0.31)	—	—	(0.31)	14.02	19.71	19,453	0.88	0.88	0.71	20
R4	12.15	0.14	2.25	2.39	(0.32)	—	—	(0.32)	14.22	20.11	17,221	0.58	0.58	1.07	20
R5	12.22	0.19	2.25	2.44	(0.37)	—	—	(0.37)	14.29	20.44	6,569	0.28	0.28	1.48	20

Hartford Moderate Allocation Fund
For the Year Ended October 31, 2017
A	$10.90	$0.10	$1.52	$1.62	$(0.10)	$—	$—	$(0.10)	$12.42	15.02%	$333,803	0.52%	0.51%	0.89%	14	%(20)
C	10.66	0.02	1.50	1.52	(0.02)	—	—	(0.02)	12.16	14.25	96,532	1.26	1.25	0.17	14
I	10.95	0.13	1.54	1.67	(0.14)	—	—	(0.14)	12.48	15.40	9,319	0.23	0.23	1.13	14
R3	10.73	0.06	1.51	1.57	(0.07)	—	—	(0.07)	12.23	14.70	22,023	0.87	0.87	0.53	14
R4	10.89	0.09	1.53	1.62	(0.10)	—	—	(0.10)	12.41	15.00	7,528	0.57	0.57	0.82	14
R5	10.95	0.13	1.54	1.67	(0.14)	—	—	(0.14)	12.48	15.38	6,508	0.26	0.26	1.13	14
F(5)	11.48	0.06	0.94	1.00	—	—	—	—	12.48	8.71 (6)	11	0.16 (7)	0.16 (7)	0.69 (7)	14

For the Year Ended October 31, 2016
A	$11.69	$0.06	$(0.07)	$(0.01)	$(0.05)	$(0.73)	$—	$(0.78)	$10.90	0.14%	$354,058	0.55%	0.55%	0.57%	81%
B	11.53	(0.03)	(0.08)	(0.11)	(0.03)	(0.73)	—	(0.76)	10.66	(0.83)	4,395	1.47	1.46	(0.26)	81
C	11.52	(0.02)	(0.08)	(0.10)	(0.03)	(0.73)	—	(0.76)	10.66	(0.70)	110,316	1.28	1.28	(0.16)	81
I	11.72	0.10	(0.08)	0.02	(0.06)	(0.73)	—	(0.79)	10.95	0.41	8,123	0.25	0.25	0.90	81
R3	11.55	0.02	(0.07)	(0.05)	(0.04)	(0.73)	—	(0.77)	10.73	(0.22)	22,354	0.88	0.88	0.21	81
R4	11.69	0.06	(0.08)	(0.02)	(0.05)	(0.73)	—	(0.78)	10.89	0.03	7,884	0.58	0.58	0.52	81
R5	11.72	0.09	(0.07)	0.02	(0.06)	(0.73)	—	(0.79)	10.95	0.38	6,584	0.28	0.28	0.81	81

For the Year Ended October 31, 2015
A	$13.16	$0.11	$(0.36)	$(0.25)	$(0.23)	$(0.99)	$—	$(1.22)	$11.69	(1.88)%	$412,907	0.55%	0.55%	0.88%	16%
B	13.06	0.05	(0.38)	(0.33)	(0.21)	(0.99)	—	(1.20)	11.53	(2.64)	12,812	1.43	1.40	0.39	16
C	13.05	0.03	(0.36)	(0.33)	(0.21)	(0.99)	—	(1.20)	11.52	(2.59)	135,008	1.29	1.29	0.23	16
I	13.16	0.17	(0.38)	(0.21)	(0.24)	(0.99)	—	(1.23)	11.72	(1.56)	9,269	0.24	0.24	1.42	16
R3	13.04	0.11	(0.39)	(0.28)	(0.22)	(0.99)	—	(1.21)	11.55	(2.17)	24,956	0.89	0.89	0.91	16
R4	13.16	0.10	(0.35)	(0.25)	(0.23)	(0.99)	—	(1.22)	11.69	(1.91)	9,198	0.59	0.59	0.86	16
R5	13.17	0.13	(0.35)	(0.22)	(0.24)	(0.99)	—	(1.23)	11.72	(1.65)	8,166	0.29	0.29	1.09	16

For the Year Ended October 31, 2014
A	$12.86	$0.09	$0.36	$0.45	$(0.13)	$(0.02)	$—	$(0.15)	$13.16	3.54%	$462,724	0.55%	0.55%	0.69%	28%
B	12.75	(0.01)	0.34	0.33	—	(0.02)	—	(0.02)	13.06	2.62	25,234	1.39	1.39	(0.06)	28
C	12.74	(0.01)	0.37	0.36	(0.03)	(0.02)	—	(0.05)	13.05	2.79	164,473	1.28	1.28	(0.04)	28
I	12.88	0.13	0.37	0.50	(0.20)	(0.02)	—	(0.22)	13.16	3.87	11,868	0.24	0.24	0.95	28
R3	12.74	0.04	0.35	0.39	(0.07)	(0.02)	—	(0.09)	13.04	3.11	38,607	0.88	0.88	0.34	28
R4	12.86	0.08	0.36	0.44	(0.12)	(0.02)	—	(0.14)	13.16	3.44	22,195	0.58	0.58	0.64	28
R5	12.89	0.13	0.36	0.49	(0.19)	(0.02)	—	(0.21)	13.17	3.79	9,133	0.28	0.28	0.97	28

The accompanying notes are an integral part of these financial statements.

158

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Moderate Allocation Fund – (continued)
For the Year Ended October 31, 2013
A	$12.00	$0.12	$1.07	$1.19	$(0.33)	$—	$—	$(0.33)	$12.86	10.13%		$484,156	0.55%		0.55%		1.01%		21%
B	11.93	0.05	1.04	1.09	(0.27)	—	—	(0.27)	12.75	9.31		42,407	1.37		1.37		0.38		21
C	11.93	0.03	1.06	1.09	(0.28)	—	—	(0.28)	12.74	9.34		174,647	1.28		1.28		0.27		21
I	11.99	0.14	1.10	1.24	(0.35)	—	—	(0.35)	12.88	10.53		9,649	0.24		0.24		1.18		21
R3	11.90	0.08	1.07	1.15	(0.31)	—	—	(0.31)	12.74	9.87		41,503	0.88		0.88		0.65		21
R4	11.99	0.17	1.02	1.19	(0.32)	—	—	(0.32)	12.86	10.18		22,776	0.58		0.58		1.36		21
R5	12.00	0.17	1.07	1.24	(0.35)	—	—	(0.35)	12.89	10.53		10,161	0.28		0.28		1.37		21

Hartford Multi-Asset Income Fund
For the Year Ended October 31, 2017
A	$9.04	$0.39	$0.41	$0.80	$(0.38)	$—	$—	$(0.38)	$9.46	9.06%		$11,877	1.26%		0.95%		4.26%		85%
C	9.04	0.34	0.41	0.75	(0.32)	—	—	(0.32)	9.47	8.42		6,972	2.05		1.58		3.65		85
I	9.04	0.41	0.41	0.82	(0.40)	—	—	(0.40)	9.46	9.22		13,310	1.07		0.83		4.40		85
R3	9.04	0.38	0.41	0.79	(0.36)	—	—	(0.36)	9.47	8.95		2,197	1.68		1.12		4.11		85
R4	9.04	0.39	0.41	0.80	(0.38)	—	—	(0.38)	9.46	9.00		2,211	1.38		1.00		4.22		85
R5	9.04	0.40	0.41	0.81	(0.39)	—	—	(0.39)	9.46	9.18		2,225	1.08		0.87		4.36		85
Y	9.04	0.40	0.42	0.82	(0.40)	—	—	(0.40)	9.46	9.29		25,587	0.98		0.79		4.40		85
F(5)	9.21	0.28	0.24	0.52	(0.27)	—	—	(0.27)	9.46	5.72	(6)	419	0.97	(7)	0.66	(7)	4.48	(7)	85

For the Year Ended October 31, 2016
A	$9.14	$0.43	$(0.06)	$0.37	$(0.38)	$—	$(0.09)	$(0.47)	$9.04	4.31%		$13,352	1.37%		1.13	%(15)	4.88%		80%
C	9.14	0.36	(0.06)	0.30	(0.32)	—	(0.08)	(0.40)	9.04	3.49		4,659	2.07		1.88	(15)	4.06		80
I	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.46		12,530	1.10		0.87	(15)	4.91		80
R3	9.14	0.40	(0.06)	0.34	(0.36)	—	(0.08)	(0.44)	9.04	3.87		2,018	1.72		1.43	(15)	4.51		80
R4	9.14	0.43	(0.04)	0.37	(0.38)	—	(0.09)	(0.47)	9.04	4.19		2,028	1.42		1.13	(15)	4.81		80
R5	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.40		2,038	1.12		0.94	(15)	5.00		80
Y	9.15	0.45	(0.06)	0.39	(0.41)	—	(0.09)	(0.50)	9.04	4.55		35,383	1.02		0.84	(15)	5.06		80

For the Year Ended October 31, 2015
A	$9.95	$0.38	$(0.72)	$(0.34)	$(0.43)	$—	$(0.04)	$(0.47)	$9.14	(3.55)%		$12,061	1.22%		1.12%		3.98%		86%
C	9.94	0.31	(0.72)	(0.41)	(0.36)	—	(0.03)	(0.39)	9.14	(4.18)		4,426	1.94		1.87		3.27		86
I	9.95	0.41	(0.73)	(0.32)	(0.45)	—	(0.04)	(0.49)	9.14	(3.18)		2,891	0.92		0.85		4.33		86
R3	9.95	0.36	(0.73)	(0.37)	(0.40)	—	(0.04)	(0.44)	9.14	(3.75)		1,936	1.60		1.42		3.73		86
R4	9.95	0.39	(0.73)	(0.34)	(0.43)	—	(0.04)	(0.47)	9.14	(3.45)		1,945	1.30		1.12		4.03		86
R5	9.95	0.40	(0.73)	(0.33)	(0.44)	—	(0.04)	(0.48)	9.14	(3.27)		1,950	1.00		0.93		4.22		86
Y	9.95	0.41	(0.72)	(0.31)	(0.45)	—	(0.04)	(0.49)	9.15	(3.17)		108,112	0.90		0.83		4.26		86

For the Period Ended October 31, 2014
A(16)	$10.00	$0.18	$(0.10)	$0.08	$(0.13)	$—	$—	$(0.13)	$9.95	0.80	%(6)	$10,514	1.17	%(7)	1.12	%(7)	3.37	%(7)	26	%(6)
C(16)	10.00	0.14	(0.10)	0.04	(0.10)	—	—	(0.10)	9.94	0.37	(6)	4,350	1.93	(7)	1.87	(7)	2.68	(7)	26	(6)
I(16)	10.00	0.18	(0.09)	0.09	(0.14)	—	—	(0.14)	9.95	0.92	(6)	2,238	0.93	(7)	0.87	(7)	3.49	(7)	26	(6)
R3(16)	10.00	0.16	(0.09)	0.07	(0.12)	—	—	(0.12)	9.95	0.64	(6)	2,012	1.62	(7)	1.42	(7)	2.93	(7)	26	(6)
R4(16)	10.00	0.17	(0.09)	0.08	(0.13)	—	—	(0.13)	9.95	0.78	(6)	2,016	1.32	(7)	1.12	(7)	3.23	(7)	26	(6)
R5(16)	10.00	0.18	(0.09)	0.09	(0.14)	—	—	(0.14)	9.95	0.88	(6)	2,017	1.02	(7)	0.93	(7)	3.42	(7)	26	(6)
Y(16)	10.00	0.20	(0.10)	0.10	(0.15)	—	—	(0.15)	9.95	0.93	(6)	118,437	0.88	(7)	0.83	(7)	3.74	(7)	26	(6)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

159

Multi-Strategy Funds

Financial Highlights – (continued)

(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(9)	Excluding the expenses not subject to cap, the ratios would have been 1.14%, 2.04%, 1.84%, 0.84%, 1.40%, 1.10%, 0.80% and 0.74% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(10)	Per share amount is less than $0.005.
(11)	Commenced operations on March 31, 2015.
(12)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 0.99%, 1.68%, 0.69%, 1.24%, 0.94%, 0.69%, 0.61% and 0.61% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(13)	Commenced operations on November 7, 2014.
(14)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.50%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(15)	Excluding the expenses not subject to cap, the ratios would have been 1.12%, 1.87%, 0.87%, 1.42%, 1.12%, 0.93% and 0.83% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(16)	Commenced operations on April 30, 2014.
(17)	Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 103%, for the year ended October 31, 2017.
(18)	Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 115%, for the year ended October 31, 2017.
(19)	Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 110%, for the year ended October 31, 2017.
(20)	Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 113%, for the year ended October 31, 2017.

The accompanying notes are an integral part of these financial statements.

160

Multi-Strategy Funds

Notes to Financial Statements

October 31, 2017

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty-three series, as of October 31, 2017. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Balanced Fund (the “Balanced Fund”)

The Hartford Balanced Income Fund (the “Balanced Income Fund”)

The Hartford Checks and Balances Fund (the “Checks and Balances Fund”)

The Hartford Conservative Allocation Fund (the “Conservative Allocation Fund”)

The Hartford Global All-Asset Fund (the “Global All-Asset Fund”)

The Hartford Growth Allocation Fund (the “Growth Allocation Fund”)

Hartford Moderate Allocation Fund (the “Moderate Allocation Fund”)

Hartford Multi-Asset Income Fund (the “Multi-Asset Income Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5 and Class F shares. As of October 31, 2017, Class T shares have not commenced operations. Balanced Income Fund has registered for sale Class R6 shares. Also, each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, has registered for sale Class Y shares. Each Fund’s Class A shares are sold with a front-end sales charge of up to 5.50%, except Multi-Asset Income Fund for which Class A shares are sold with a front-end sales charge of up to 4.50%. Class T shares of each Fund have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes I, R3, R4, R5, Y and F shares are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Each of Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, as a “fund of funds,” invested the majority of its assets in Class F shares of other Hartford Funds (“Affiliated Investment Companies” or “Underlying Funds”) during the fiscal year ended October 31, 2017. The Checks and Balances Fund, as a “fund of funds”, invested in Class F shares of the following Affiliated Investment Companies during the fiscal year ended October 31, 2017: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund.

Any remaining Class B shares converted to Class A shares on September 19, 2017. Class B shares are no longer offered for sale. Class B shares were sold with a contingent deferred sales charge which was assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declined from 5.00% to zero, depending on the period of time the shares were held.

2.	Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on www.hartfordfunds.com/prospectuses.html.

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

161

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors of the Company in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange-traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the OTC market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined as of the NYSE Close on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

162

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors of the Company. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

163

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

The following is quantitative information about Level 3 fair value measurements:

Multi-Asset Income Fund

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2017
Equity Linked Note
Broker Quote	Offered Quote	$20.11 to $207.99	$7,181,410

Swap
Cost	Trade Price	$100	(1)

Corporate Bond
Cost	Trade Price	—	—

Total			$7,182,394

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each

164

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Balanced Fund, Balanced Income Fund and Checks and Balances Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of Conservative Allocation Fund, Global All-Asset Fund, Growth Allocation Fund and Moderate Allocation Fund is to pay dividends from net investment income and realized gains, if any; at least once a year. Normally, dividends from net investment income of Multi-Asset Income Fund are declared and paid monthly and dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions from a Fund will be automatically reinvested in additional full or fractional shares of the Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)	Basis for Consolidation – The Global All-Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global All-Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global All-Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global All-Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2017.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2017.

165

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2017.

c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2017.

d)	Inflation Indexed Bonds – A Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of October 31, 2017.

e)	Mortgage Related and Other Asset Backed Securities – A Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of October 31, 2017.

166

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

f)	Equity Linked Securities – Certain Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity. See each Fund’s Schedule of Investments, if applicable, for equity linked securities as of October 31, 2017.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2017, Balanced Income Fund, Global All-Asset Fund and Multi-Asset Income Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2017, Balanced Fund, Balanced Income Fund, Global All-Asset Fund and Multi-Asset Income Fund had engaged in Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written

167

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the fiscal year ended October 31, 2017, Global All-Asset Fund and Multi-Asset Income Fund had engaged in Options Contracts.

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund

168

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the fiscal year ended October 31, 2017, Balanced Income Fund, Global All-Asset Fund and Multi-Asset Income Fund had engaged in Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the fiscal year ended October 31, 2017, Global All-Asset Fund and Multi-Asset Income Fund had engaged in Interest Rate Swap Contracts.

169

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the fiscal year ended October 31, 2017, Balanced Income Fund, Global All-Asset Fund and Multi-Asset Income Fund had engaged in Total Return Swap Contracts.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

During the fiscal year ended October 31, 2017, Multi-Asset Income Fund had engaged in Cross Currency Swaps.

f)	Additional Derivative Instrument Information:

Balanced Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$34,378	$—	$—	$—	$—	$—	$34,378

Total	$34,378	$—	$—	$—	$—	$—	$34,378

Liabilities:
Unrealized depreciation on futures contracts(1)	$26,462	$—	$—	$—	$—	$—	$26,462

Total	$26,462	$—	$—	$—	$—	$—	$26,462

170

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Balanced Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(864,127)	$—	$—	$—	$—	$—	$(864,127)

Total	$(864,127)	$—	$—	$—	$—	$—	$(864,127)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$235,577	$—	$—	$—	$—	$—	$235,577

Total	$235,577	$—	$—	$—	$—	$—	$235,577

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	19
Futures Contracts Short at Number of Contracts	(41)

Balanced Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$11,651,523	$—	$—	$—	$—	$—	$11,651,523
Unrealized appreciation on foreign currency contracts	—	1,772,566	—	—	—	—	1,772,566
Unrealized appreciation on swap contracts(2)	—	—	107,204	—	—	—	107,204

Total	$11,651,523	$1,772,566	$107,204	$—	$—	$—	$13,531,293

Liabilities:
Unrealized depreciation on futures contracts(1)	$6,669,541	$—	$—	$—	$—	$—	$6,669,541
Unrealized depreciation on foreign currency contracts	—	503,651	—	—	—	—	503,651
Unrealized depreciation on swap contracts(2)	—	—	292,229	—	—	—	292,229

Total	$6,669,541	$503,651	$292,229	$—	$—	$—	$7,465,421

171

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Balanced Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$2,134,344	$—	$—	$—	$—	$—	$2,134,344
Net realized gain (loss) on swap contracts	—	—	3,019,604	—	—	—	3,019,604
Net realized gain (loss) on foreign currency contracts	—	(2,483,816)	—	—	—	—	(2,483,816)

Total	$2,134,344	$(2,483,816)	$3,019,604	$—	$—	$—	$2,670,132

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$683,521	$—	$—	$—	$—	$—	$683,521
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	(991,182)	—	—	—	(991,182)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	120,916	—	—	—	—	120,916

Total	$683,521	$120,916	$(991,182)	$—	$—	$—	$(186,745)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	6,051
Futures Contracts Short at Number of Contracts	(6,302)
Swap Contracts at Notional Amount	$34,565,242
Foreign Currency Contracts Purchased at Contract Amount	$10,617,404
Foreign Currency Contracts Sold at Contract Amount	$63,829,315

Global All-Asset Fund (consolidated)

Fair Value of Derivative Instruments on the (consolidated) Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$428,338	$129,279	$—	$563,601	$—	$—	$1,121,218
Unrealized appreciation on futures contracts(1)	110,780	—	—	313,010	68,931	—	492,721
Unrealized appreciation on foreign currency contracts	—	250,015	—	—	—	—	250,015
Unrealized appreciation on swap contracts(2)	13,351	—	229,143	4,706	—	—	247,200

Total	$552,469	$379,294	$229,143	$881,317	$68,931	$—	$2,111,154

Liabilities:
Unrealized depreciation on futures contracts(1)	$354,439	$—	$—	$1,329,733	$343,802	$—	$2,027,974
Unrealized depreciation on foreign currency contracts	—	334,676	—	—	—	—	334,676
Written options, market value	—	9,440	—	303,465	—	—	312,905
Unrealized depreciation on swap contracts(2)	6,756	—	92,318	20,330	—	—	119,404

Total	$361,195	$344,116	$92,318	$1,653,528	$343,802	$—	$2,794,959

172

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Global All-Asset Fund (consolidated) – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(214,694)	$(237,964)	$—	$(64,497)	$—	$—	$(517,155)
Net realized gain (loss) on futures contracts	(1,429,863)	—	—	405,373	27,687	—	(996,803)
Net realized gain (loss) on written options contracts	(3,165)	(4)	—	355,410	—	—	352,241
Net realized gain (loss) on swap contracts	(2,481,432)	—	119,109	411,621	—	—	(1,950,702)
Net realized gain (loss) on foreign currency contracts	—	(44,182)	—	—	—	—	(44,182)

Total	$(4,129,154)	$(282,150)	$119,109	$1,107,907	$27,687	$—	$(3,156,601)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$159,637	$132,619	$—	$92,180	$—	$—	$384,436
Net change in unrealized appreciation (depreciation) of futures contracts	823,083	—	—	(910,037)	(271,535)	—	(358,489)
Net change in unrealized appreciation (depreciation) of written options contracts	—	6,041	—	20,548	—	—	26,589
Net change in unrealized appreciation (depreciation) of swap contracts	(114,500)	—	125,895	15,552	—	—	26,947
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	83,991	—	—	—	—	83,991

Total	$868,220	$222,651	$125,895	$(781,757)	$(271,535)	$—	$163,474

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	186,369,470
Futures Contracts Long at Number of Contracts	711
Futures Contracts Short at Number of Contracts	(325)
Written Options Contracts at Number of Contracts	(3,502,885)
Swap Contracts at Notional Amount	$259,163,172
Foreign Currency Contracts Purchased at Contract Amount	$54,345,727
Foreign Currency Contracts Sold at Contract Amount	$119,134,371

173

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Multi-Asset Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$173,369	$—	$—	$173,369
Unrealized appreciation on futures contracts(1)	141,435	—	—	—	—	—	141,435
Unrealized appreciation on foreign currency contracts	—	90,623	—	—	—	—	90,623
Unrealized appreciation on swap contracts(2)	15,699	—	167,099	—	—	—	182,798

Total	$157,134	$90,623	$167,099	$173,369	$—	$—	$588,225

Liabilities:
Unrealized depreciation on futures contracts(1)	$91,798	$—	$—	$482,350	$—	$—	$574,148
Unrealized depreciation on foreign currency contracts	—	12,977	—	—	—	—	12,977
Written options, market value	—	—	—	273,136	—	—	273,136
Unrealized depreciation on swap contracts(2)	—	—	198,393	—	—	—	198,393

Total	$91,798	$12,977	$198,393	$755,486	$—	$—	$1,058,654

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$5,347	$—	$285,978	$—	$—	$291,325
Net realized gain (loss) on futures contracts	(391,605)	—	—	(1,661,883)	—	—	(2,053,488)
Net realized gain (loss) on written options contracts	26,581	7,483	—	97,456	—	—	131,520
Net realized gain (loss) on swap contracts	134,197	(5,364)	(351,411)	713,342	—	—	490,764
Net realized gain (loss) on foreign currency contracts	—	19,572	—	—	—	—	19,572

Total	$(230,827)	$27,038	$(351,411)	$(565,107)	$—	$—	$(1,120,307)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$1,552	$—	$(9,486)	$—	$—	$(7,934)
Net change in unrealized appreciation (depreciation) of futures contracts	175,289	—	—	(517,327)	—	—	(342,038)
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	8,627	—	—	8,627
Net change in unrealized appreciation (depreciation) of swap contracts	(17,331)	(933)	61,877	5,410	—	—	49,023
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	111,886	—	—	—	—	111,886

Total	$157,958	$112,505	$61,877	$(512,776)	$—	$—	$(180,436)

174

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Multi-Asset Income Fund – (continued)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	240,412
Futures Contracts Long at Number of Contracts	272
Futures Contracts Short at Number of Contracts	(332)
Written Options Contracts at Number of Contracts	(504,007)
Swap Contracts at Notional Amount	$40,790,071
Foreign Currency Contracts Purchased at Contract Amount	$2,542,188
Foreign Currency Contracts Sold at Contract Amount	$7,392,462

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, is disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

g)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2017:

Balanced Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$34,378	$(26,462)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	34,378	(26,462)

Derivatives not subject to a MNA	(34,378)	26,462

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Balanced Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,772,566	$(503,651)
Futures contracts	11,651,523	(6,669,541)
Swap contracts	107,204	(292,229)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	13,531,293	(7,465,421)

Derivatives not subject to a MNA	(11,758,727)	6,961,770

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,772,566	$(503,651)

175

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Balanced Income Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$102,605	$(13,959)	$—	$—	$88,646
BNP Paribas Securities Services	18,128	—	—	—	18,128
Citibank NA	1,401,274	—	—	—	1,401,274
Deutsche Bank Securities, Inc.	163,683	(163,683)	—	—	—
Goldman Sachs & Co.	20,874	(7,543)	—	—	13,331
HSBC Bank USA	5,790	—	—	—	5,790
Morgan Stanley	6,725	—	—	—	6,725
State Street Global Markets LLC	53,487	(5,038)	—	—	48,449

Total	$1,772,566	$(190,223)	$—	$—	$1,582,343

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(116,566)	$—	$—	$—	$(116,566)
Barclays	(13,959)	13,959	—	—	—
Credit Suisse First Boston Corp.	(16,972)	—	—	—	(16,972)
Deutsche Bank Securities, Inc.	(233,907)	163,683	—	—	(70,224)
Goldman Sachs & Co.	(7,543)	7,543	—	—	—
JP Morgan Chase & Co.	(41,115)	—	—	—	(41,115)
Standard Chartered Bank	(29,899)	—	—	—	(29,899)
State Street Global Markets LLC	(5,038)	5,038	—	—	—
UBS AG	(38,652)	—	—	—	(38,652)

Total	$(503,651)	$190,223	$—	$—	$(313,428)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global All-Asset Fund (consolidated)

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$541,705	$(626,366)
Futures contracts	492,721	(2,027,950)
Purchased options	692,881	(21,869)
Swap contracts	247,199	(119,403)
Written options	—	(312,906)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,974,506	(3,108,494)

Derivatives not subject to a MNA	(1,283,460)	2,351,634

Total gross amount of assets and liabilities subject to MNA or similar agreements	$691,046	$(756,860)

176

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Global All-Asset Fund (consolidated) – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$118,511	$(10,067)	$—	$—	$108,444
Barclays	50,183	(50,183)	—	—	—
BNP Paribas Securities Services	12,077	(3,272)	—	—	8,805
Citibank NA	3,206	(3,206)	—	—	—
Deutsche Bank Securities, Inc.	462,567	(73,970)	—	(10,000)	378,597
Goldman Sachs & Co.	4,502	(4,502)	—	—	—
HSBC Bank USA	15,362	(15,362)	—	—	—
JP Morgan Chase & Co.	4,338	(22)	—	—	4,316
Morgan Stanley	4,378	(4,378)	—	—	—
Standard Chartered Bank	3,389	—	—	—	3,389
State Street Global Markets LLC	11,071	(11,071)	—	—	—
UBS AG	1,462	(71)	—	—	1,391

Total	$691,046	$(176,104)	$—	$(10,000)	$504,942

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(10,067)	$10,067	$—	$—	$—
Barclays	(246,461)	50,183	—	—	(196,278)
BNP Paribas Securities Services	(3,272)	3,272	—	—	—
Citibank NA	(6,548)	3,206	—	—	(3,342)
Deutsche Bank Securities, Inc.	(73,970)	73,970	—	—	—
Goldman Sachs & Co.	(147,019)	4,502	—	—	(142,517)
HSBC Bank USA	(16,330)	15,362	—	—	(968)
JP Morgan Chase & Co.	(22)	22	—	—	—
Morgan Stanley	(68,441)	4,378	—	64,063	—
State Street Global Markets LLC	(184,659)	11,071	—	—	(173,588)
UBS AG	(71)	71	—	—	—

Total	$(756,860)	$176,104	$—	$64,063	$(516,693)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Multi-Asset Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$90,623	$(12,977)
Futures contracts	141,435	(574,148)
Purchased options	173,369	—
Swap contracts	182,798	(198,393)
Written options	—	(273,136)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	588,225	(1,058,654)

Derivatives not subject to a MNA	(267,401)	861,696

Total gross amount of assets and liabilities subject to MNA or similar agreements	$320,824	$(196,958)

177

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Multi-Asset Income Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$18,816	$(127)	$—	$(18,689)	$—
BNP Paribas Securities Services	165	—	—	—	165
Citibank NA	21,841	(195)	—	—	21,646
Credit Suisse International	54,336	(54,336)	—	—	—
Deutsche Bank Securities, Inc.	62,090	(4,868)	—	—	57,222
Goldman Sachs & Co.	115,265	(33,856)	—	—	81,409
HSBC Bank USA	53	—	—	—	53
JP Morgan Chase & Co.	23,850	(13,853)	—	—	9,997
Merrill Lynch International	2,907	(2,907)	—	—	—
Morgan Stanley	21,013	(21,013)	—	—	—
State Street Global Markets LLC	488	(488)	—	—	—

Total	$320,824	$(131,643)	$—	$(18,689)	$170,492

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(1,072)	$—	$—	$—	$(1,072)
Barclays	(127)	127	—	—	—
Citibank NA	(195)	195	—	—	—
Credit Suisse International	(55,712)	54,336	—	—	(1,376)
Deutsche Bank Securities, Inc.	(4,868)	4,868	—	—	—
Goldman Sachs & Co.	(33,856)	33,856	—	—	—
JP Morgan Chase & Co.	(13,853)	13,853	—	—	—
Merrill Lynch International	(17,959)	2,907	—	—	(15,052)
Morgan Stanley	(60,607)	21,013	—	39,594	—
Standard Chartered Bank	(261)	—	—	—	(261)
State Street Global Markets LLC	(4,306)	488	—	—	(3,818)
UBS AG	(4,142)	—	—	—	(4,142)

Total	$(196,958)	$131,643	$—	$39,594	$(25,721)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

6.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

178

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Certain Funds are exposed to the risks of the Underlying Funds and/or exchange-traded funds (“ETFs”) in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

7.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2017. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

179

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2017 and October 31, 2016 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
Balanced Fund	$9,959,422	$—	$14,704,484	$—	$—
Balanced Income Fund	267,910,817	84,648,728	173,345,867	110,253,826	—
Checks and Balances Fund	19,964,357	122,316,188	33,103,919	182,030,525	—
Conservative Allocation Fund	1,554,851	—	490,016	2,059,396	—
Global All-Asset Fund (consolidated)	5,121,019	—	—	23,039,920	—
Growth Allocation Fund	2,321,555	—	10,578,110	41,513,602	—
Moderate Allocation Fund	3,801,212	—	2,620,752	37,822,905	—
Multi-Asset Income Fund	2,758,478	—	3,177,263	—	738,469

As of October 31, 2017, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Balanced Fund	$707,250	$—	$—	$(10,219)	$162,440,925	$163,137,956
Balanced Income Fund	44,694,584	328,282,948	—	(11,948)	1,058,018,522	1,430,984,106
Checks and Balances Fund	9,953,261	145,815,304	—	—	104,601,235	260,369,800
Conservative Allocation Fund	712,733	—	(7,817,237)	—	5,887,344	(1,217,160)
Global All-Asset Fund (consolidated)	37,305,279	—	(16,370,888)	(10,464)	31,264,782	52,188,709
Growth Allocation Fund	3,207,724	—	(36,967,644)	—	62,927,080	29,167,160
Moderate Allocation Fund	5,612,741	5,210,886	—	—	34,215,324	45,038,951
Multi-Asset Income Fund	854,687	—	(16,753,428)	(542)	2,379,448	(13,519,835)

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, disallowed losses from the Subsidiary, expiration of capital loss carryforwards and utilization or write-off of net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2017, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Balanced Fund	$(12,191,597)	$(339,727)	$12,531,324
Balanced Income Fund	1	(5,882,115)	5,882,114
Checks and Balances Fund	—	(476,506)	476,506
Conservative Allocation Fund	—	143,585	(143,585)
Global All-Asset Fund (consolidated)	26,585	32,455,060	(32,481,645)
Growth Allocation Fund	(6,775,987)	285,650	6,490,337
Moderate Allocation Fund	—	433,895	(433,895)
Multi-Asset Income Fund	(9,958)	1,195,957	(1,185,999)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

180

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

At October 31, 2017 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Conservative Allocation Fund	$—	$7,817,237
Global All-Asset Fund	9,819,914	6,550,974
Growth Allocation Fund	—	36,967,644
Multi-Asset Income Fund	9,942,296	6,811,132

The Balanced Fund, Balanced Income Fund, Checks and Balances Fund and Moderate Allocation Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2017.

During the year ended October 31, 2017, the Balanced Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund utilized prior year capital loss carryforwards of $52,965,744, $5,720,788, $63,300,127 and $21,554,420, respectively.

During the year ended October 31, 2017, the Balanced Fund and Growth Allocation Fund had expired $11,938,266 and $6,775,989 of prior year capital loss carryforwards, respectively.

f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Balanced Fund	$770,707,207	$179,252,558	$(16,808,906)	$162,443,652
Balanced Income Fund	10,909,576,237	1,160,563,213	(102,530,851)	1,058,032,362
Checks and Balances	1,613,133,576	104,601,235	—	104,601,235
Conservative Allocation	121,497,389	5,887,344	—	5,887,344
Global All-Asset	283,098,056	41,612,821	(10,042,800)	31,570,021
Growth Allocation	620,260,548	62,927,080	—	62,927,080
Moderate Allocation	442,032,321	34,215,324	—	34,215,324
Multi-Asset Income	62,469,317	4,308,838	(1,924,550)	2,384,288

g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2017, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

8.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, in accordance with the Fund’s investment objective and policies. Each Fund, except Checks and Balances Fund, pays a fee to HFMC under the Investment Management Agreement. With

181

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

respect to Balanced Fund, Balanced Income Fund, Global All-Asset Fund, and Multi-Asset Income Fund, HFMC pays a sub-advisory fee to Wellington Management out of its advisory fee. HFMC is responsible for the day-to-day management of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2017; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced Fund	0.6900% on first $500 million and;
0.6250% on next $500 million and;
0.5750% on next $4 billion and;
0.5725% on next $5 billion and;
0.5700% over $10 billion

Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion and;
0.5250% over $10 billion

Checks and Balances Fund	N/A

Conservative Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Global All-Asset Fund	0.8000% on first $250 million and;
0.7500% on next $250 million and;
0.7000% on next $500 million and;
0.6800% on next $1.5 billion and;
0.6600% on next $2.5 billion and;
0.6500% over $5 billion

Growth Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Moderate Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

182

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Management Fee Rates
Multi-Asset Income Fund	0.6000% on first $250 million and;
0.5500% on next $250 million and;
0.5300% on next $500 million and;
0.5100% on next $1.5 billion and;
0.5050% on next $2.5 billion and;
0.5025% on next $5 billion and;
0.5000% over $10 billion

Prior to July 1, 2017, the Multi-Asset Income Fund paid the following rates to HFMC for management fees rendered:

Multi-Asset Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6800% on next $500 million and;
0.6600% on next $1.5 billion and;
0.6500% on next $2.5 billion and;
0.6400% on next $5 billion and;
0.6350% over $10 billion

The Global All-Asset Fund’s Cayman Subsidiary (the “Subsidiary”) pays HFMC a management fee at the annual rate of 0.655% of average daily net assets attributable to Subsidiary. HFMC has contractually agreed to waive the management fee it receives from the Global All-Asset Fund in an amount equal to the management fee paid to it by the Subsidiary. This waiver will remain in effect for as long as the Investment Manager’s agreement with the Subsidiary is in place.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Balanced Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Balanced Income Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

Checks and Balances Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Conservative Allocation Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Global All-Asset Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

Growth Allocation Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Moderate Allocation Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

183

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Accounting Services Fee Rates
Multi-Asset Income Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2017, HFMC contractually limited the total operating expenses of each Fund through February 28, 2018, and with respect to Multi-Asset Income Fund, through February 28, 2019, as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Fund(1)	1.18%	N/A	0.93%	1.40%	1.10%	0.80%	N/A	N/A	0.78%
Balanced Income Fund(1)	0.99%	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%	0.64%	0.64%
Checks and Balances Fund(2)	1.25%	2.00%	1.00%	1.40%	1.10%	0.80%	N/A	N/A	0.90%
Conservative Allocation Fund(2)	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A	0.84%
Global All-Asset Fund(3)	1.19%	1.94%	0.94%	1.49%	1.19%	0.89%	N/A	0.84%	0.84%
Growth Allocation Fund(2)	1.50%	2.25%	1.25%	1.70%	1.40%	1.10%	N/A	N/A	1.15%
Moderate Allocation Fund(2)	1.40%	2.15%	1.15%	1.65%	1.35%	1.05%	N/A	N/A	1.05%
Multi-Asset Income Fund(1)	1.05%	1.80%	0.75%	1.35%	1.05%	0.75%	N/A	0.70%	0.65%

(1)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.
(2)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.
(3)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

Prior to July 1, 2017, HFMC contractually limited the total operating expenses of the Multi-Asset Income Fund, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Multi-Asset Income Fund	1.12%	1.87%	0.87%	1.42%	1.12%	0.93%	N/A	0.83%	0.78%

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2017, these amounts, if any, are included in the Statements of Operations.

184

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Fund	1.10%	1.81%	0.88%	1.40%	1.10%	0.80%	—	0.75%	0.72%
Balanced Income Fund	0.92%	1.66%	0.69%	1.24%	0.94%	0.69%	0.60%	0.62%	0.60%
Checks and Balances Fund	0.38%	1.13%	0.16%	0.75%	0.45%	0.14%	—	—	0.04%
Conservative Allocation Fund	0.55%	1.30%	0.27%	0.80%	0.50%	0.20%	—	—	0.20%
Global All-Asset Fund (consolidated)	1.19%	1.94%	0.93%	1.49%	1.19%	0.89%	—	0.84%	0.84%
Growth Allocation Fund	0.52%	1.27%	0.22%	0.86%	0.55%	0.25%	—	—	0.15%
Moderate Allocation Fund	0.51%	1.25%	0.23%	0.87%	0.57%	0.26%	—	—	0.16%
Multi-Asset Income Fund	0.95%	1.58%	0.83%	1.12%	1.00%	0.87%	—	0.79%	0.66%

e)	Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2017, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Balanced Fund	$977,001	$27,661
Balanced Income Fund	16,450,226	600,654
Checks and Balances Fund	2,323,601	34,164
Conservative Allocation Fund	158,745	1,894
Global All-Asset Fund (consolidated)	70,553	190
Growth Allocation Fund	644,436	19,470
Moderate Allocation Fund	305,102	8,111
Multi-Asset Income Fund	47,139	1,215

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2017, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

As a result of all Class B shares of a Fund being redeemed or converted to Class A shares, September 17, 2017 was the last day such Fund paid 12b-1 fees for Class B shares. Prior to September 17, 2017, pursuant to the Class B Plan, a Fund paid HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% could be used for shareholder account servicing activities. The Class B Plan also provided that HFD would receive all contingent deferred sales charges attributable to Class B shares. Effective June 30, 2012, there was a reduction in the amount charged in connection with Balanced Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules.

185

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2017, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced Fund	$1,894
Balanced Income Fund	22,936
Checks and Balances Fund	3,768
Conservative Allocation Fund	290
Global All-Asset Fund	680
Growth Allocation Fund	1,485
Moderate Allocation Fund	1,056
Multi-Asset Income Fund	144

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. During the fiscal year ended October 31, 2017, HASCO contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018. HASCO has also contractually agreed to reimburse all transfer agency fees for Class R6 of Balanced Income Fund until February 28, 2018. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services during the fiscal year ended October 31, 2017, HASCO was compensated on a per account basis that varies by account type, except with respect to Class Y, for which it was compensated based on average daily net assets. Prior to May 1, 2017, Class Y shares were subject to a fee cap on transfer agency fees. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency before waivers and/or reimbursements services as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Fund	0.13%	0.09%	0.16%	0.03%	0.03%	0.05%	—	0.03%	0.00%
Balanced Income Fund	0.08%	0.07%	0.10%	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%
Checks and Balances Fund	0.09%	0.09%	0.12%	0.01%	0.01%	0.00%	—	—	0.00%
Conservative Allocation Fund	0.10%	0.10%	0.06%	0.01%	0.01%	0.00%	—	—	0.00%
Global All-Asset Fund (consolidated)	0.13%	0.11%	0.09%	0.02%	0.03%	0.06%	—	0.01%	0.00%
Growth Allocation Fund	0.12%	0.12%	0.07%	0.01%	0.00%	0.00%	—	—	0.00%
Moderate Allocation Fund	0.10%	0.09%	0.07%	0.00%	0.00%	0.00%	—	—	0.00%
Multi-Asset Income Fund	0.03%	0.07%	0.09%	—	—	—	—	0.00%	0.00%

186

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Fund	0.13%	0.09%	0.16%	0.03%	0.03%	0.05%	—	0.03%	0.00%
Balanced Income Fund	0.08%	0.07%	0.10%	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%
Checks and Balances Fund	0.09%	0.09%	0.12%	0.01%	0.01%	0.00%	—	—	0.00%
Conservative Allocation Fund	0.10%	0.10%	0.06%	0.01%	0.01%	0.00%	—	—	0.00%
Global All-Asset Fund (consolidated)	0.13%	0.11%	0.09%	0.02%	0.03%	0.06%	—	0.01%	0.00%
Growth Allocation Fund	0.12%	0.12%	0.07%	0.01%	0.00%	0.00%	—	—	0.00%
Moderate Allocation Fund	0.10%	0.09%	0.07%	0.00%	0.00%	0.00%	—	—	0.00%
Multi-Asset Income Fund	0.03%	0.07%	0.09%	—	—	—	—	0.00%	0.00%

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

9.	Affiliate Holdings:

As of October 31, 2017, affiliates of The Hartford had ownership of shares in the Funds as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Fund	—	—	—	—	—	8%	—	—	— %*
Balanced Income Fund	—	—	—	—	—	—	—	—	— %*
Checks and Balances Fund	—	—	—	—	—	1%	—	—	1%
Conservative Allocation Fund	—	—	—	—	—	—	—	—	100%
Global All-Asset Fund (consolidated)	—	—	—	—	—	100%	—	—	— %*
Growth Allocation Fund	—	—	—	—	—	—	—	—	100%
Moderate Allocation Fund	—	—	—	—	—	—	—	—	100%
Multi-Asset Income Fund	56%	31%	17%	100%	100%	100%	—	99%	3%

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5		Class R6	Class Y	Class F
Balanced Fund	—	—	—	—	—	—	%*	—	—	—	%*
Balanced Income Fund	—	—	—	—	—	—		—	—	—	%*
Checks and Balances Fund	—	—	—	—	—	—	%*	—	—	—	%*
Conservative Allocation Fund	—	—	—	—	—	—		—	—	—	%*
Global All-Asset Fund (consolidated)	—	—	—	—	—	—	%*	—	—	—	%*
Growth Allocation Fund	—	—	—	—	—	—		—	—	—	%*
Moderate Allocation Fund	—	—	—	—	—	—		—	—	—	%*
Multi-Asset Income Fund	10%	3%	3%	3%	3%	3%		—	39%	—	%*

*	Percentage rounds to zero.

187

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

As of October 31, 2017, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Fund	Percentage of Fund(1)
Balanced Income Fund	—	%*
Global All-Asset Fund (consolidated)	19%

(1)	As of October 31, 2017, the affiliated funds of funds were invested in Class F shares.
*	Percentage rounds to zero.

10.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund for the year ended October 31, 2017 follows:

Checks and Balances Fund
Affiliated Investment Companies	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income	Capital Gain Distributions
The Hartford Capital Appreciation Fund, Class Y	$601,316,720	$4,342,848	$665,963,819	$71,102,659	$(10,798,408)	$—	—	$4,342,847	$—
The Hartford Capital Appreciation Fund, Class F	—	582,788,199	61,488,290	3,143,325	52,225,006	576,668,240	13,707,351	—	—
The Hartford Dividend and Growth Fund, Class Y	601,910,084	24,448,836	673,243,894	132,880,106	(85,995,132)	—	—	5,875,701	18,573,136
The Hartford Dividend and Growth Fund, Class F	—	589,625,884	61,820,755	2,481,871	44,395,646	574,682,646	21,027,539	4,809,291	—
The Hartford Total Return Bond Fund, Class Y	604,642,581	7,301,629	601,394,657	(19,038,634)	8,489,081	—	—	7,691,058	—
The Hartford Total Return Bond Fund, Class F	—	594,102,553	36,169,957	470,746	7,980,583	566,383,925	54,147,603	9,344,518	—

	$1,807,869,385	$1,802,609,949	$2,100,081,372	$191,040,073	$16,296,776	$1,717,734,811	88,882,493	$32,063,415	$18,573,136

Conservative Allocation Fund
Affiliated Investment Companies	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income	Capital Gain Distributions
Hartford Core Equity Fund, Class Y	$11,360,771	$177,727	$12,453,088	$1,170,001	$(255,411)	$—	—	$92,547	$85,179
Hartford Core Equity Fund, Class F	—	11,030,345	1,906,150	105,873	950,164	10,180,232	355,579	—	—
Hartford Real Total Return Fund, Class Y	5,702,928	—	5,796,460	(772,676)	866,208	—	—	—	—
Hartford Real Total Return Fund, Class F	—	5,573,985	557,803	3,353	90,852	5,110,387	559,736	—	—
Hartford Schroders International Multi-Cap Value Fund, Class Y	—	3,245,388	3,451,850	206,462	—	—	—	23,833	—
Hartford Schroders International Multi-Cap Value Fund, Class F	—	4,173,251	671,902	45,153	278,335	3,824,837	375,721	45,456	—
Hartford Small Cap Core Fund, Class Y	4,174,942	69,113	4,771,084	$734,961	(207,932)	—	—	47,545	—
Hartford Small Cap Core Fund, Class F	—	4,300,406	1,986,310	42,128	194,145	2,550,369	180,111	—	—
The Hartford Equity Income Fund, Class Y	11,480,286	461,435	12,680,237	1,412,351	(673,835)	—	—	118,486	342,949
The Hartford Equity Income Fund, Class F	—	11,178,105	1,815,840	78,631	733,538	10,174,434	495,347	97,202	—
The Hartford Global All-Asset Fund, Class Y	7,133,955	140,089	7,577,827	729,267	(425,484)	—	—	140,089	—
The Hartford Global All-Asset Fund, Class F	—	6,861,214	1,109,587	58,507	556,387	6,366,521	525,724	—	—
The Hartford Global Real Asset Fund, Class Y	—	2,847,474	2,872,737	25,263	—	—	—	11,207	—

188

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Conservative Allocation Fund – (continued)
Affiliated Investment Companies	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income	Capital Gain Distributions
The Hartford Global Real Asset Fund, Class F	$—	$2,871,218	$446,774	$5,553	$120,562	$2,550,559	271,915	$—	$—
The Hartford Growth Opportunities Fund, Class Y	4,182,623	140,386	4,415,629	167,060	(74,440)	—	—	—	140,387
The Hartford Growth Opportunities Fund, Class F	—	2,781,997	653,588	56,016	387,170	2,571,595	53,519	—	—
The Hartford Inflation Plus Fund, Class Y	2,872,620	2,808,313	5,672,863	58,177	(66,247)	—	—	81,054	—
The Hartford Inflation Plus Fund, Class F	—	5,558,126	501,554	1,218	26,949	5,084,739	455,622	—	—
The Hartford International Opportunities Fund, Class Y	7,092,301	80,611	7,520,539	281,218	66,409	—	—	80,611	—
The Hartford International Opportunities Fund, Class F	—	5,563,204	1,194,836	96,640	643,274	5,108,282	293,074	—	—
The Hartford International Small Company Fund, Class Y	4,226,720	14,911	4,291,326	(248,380)	298,075	—	—	14,911	—
The Hartford International Small Company Fund, Class F	—	1,379,830	328,588	31,195	198,451	1,280,888	73,530	—	—
The Hartford MidCap Fund, Class Y	8,484,002	233,170	9,493,837	1,165,564	(388,899)	—	—	—	211,367
The Hartford MidCap Fund, Class F	—	8,360,709	1,877,137	152,439	1,013,321	7,649,332	245,564	—	—
The Hartford Quality Bond Fund, Class Y	18,684,423	623,299	18,562,125	(315,386)	(430,211)	—	—	172,293	281,492
The Hartford Quality Bond Fund, Class F	—	19,831,267	2,058,124	15,638	43,988	17,832,769	1,790,439	247,098	—
The Hartford Short Duration Fund, Class Y	11,501,688	106,032	11,561,111	127,321	(173,930)	—	—	112,302	—
The Hartford Short Duration Fund, Class F	—	11,244,714	1,075,512	2,345	19,258	10,190,805	1,030,415	145,294	—
The Hartford Strategic Income Fund, Class Y	14,291,059	309,131	14,591,768	696,422	(704,844)	—	—	309,131	—
The Hartford Strategic Income Fund, Class F	—	12,584,317	1,431,513	30,046	257,813	11,440,663	1,268,366	259,015	—
The Hartford Total Return Bond Fund, Class Y	11,506,542	3,211,462	14,533,958	(421,706)	237,660	—	—	179,165	—
The Hartford Total Return Bond Fund, Class F	—	15,446,409	1,642,715	21,629	191,419	14,016,742	1,340,033	238,310	—
The Hartford World Bond Fund, Class Y	20,090,500	—	19,964,176	(538,076)	411,752	—	—	—	—
The Hartford World Bond Fund, Class F	—	12,475,579	1,219,839	12,289	183,550	11,451,579	1,089,589	—	—

	$142,785,360	$155,683,217	$180,688,387	$5,236,496	$4,368,047	$127,384,733	10,404,284	$2,415,549	$1,061,374

Growth Allocation Fund
Affiliated Investment Companies	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income	Capital Gain Distributions
Hartford Core Equity Fund, Class Y	$113,525,941	$1,846,490	$124,681,668	$11,833,844	$(2,524,607)	$—	—	$954,127	$892,363
Hartford Core Equity Fund, Class F	—	110,413,126	11,323,063	527,652	10,288,072	109,905,787	3,838,833	—	—
Hartford Real Total Return Fund, Class Y	21,170,356	—	21,524,797	(3,105,194)	3,459,635	—	—	—	—
Hartford Real Total Return Fund, Class F	—	20,778,639	993,488	1,372	352,937	20,139,460	2,205,855	—	—
Hartford Schroders International Multi-Cap Value Fund, Class Y	—	28,405,747	30,516,331	2,110,584	—	—	—	254,109	—
Hartford Schroders International Multi-Cap Value Fund, Class F	—	38,188,772	742,615	51,155	3,383,980	40,881,292	4,015,844	451,236	—

189

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Growth Allocation Fund – (continued)
Affiliated Investment Companies	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income	Capital Gain Distributions
Hartford Small Cap Core Fund, Class Y	$69,702,247	$752,189	$79,545,276	$11,506,952	$(2,416,112)	$—	—	$752,189	$—
Hartford Small Cap Core Fund, Class F	—	61,838,082	11,766,860	287,942	4,199,808	54,558,972	3,853,035	—	—
The Hartford Equity Income Fund, Class Y	78,113,607	3,319,830	86,554,653	9,141,033	(4,019,817)	—	—	843,242	2,476,589
The Hartford Equity Income Fund, Class F	—	76,606,014	7,240,130	268,703	5,418,072	75,052,659	3,653,976	684,447	—
The Hartford Global All-Asset Fund, Class Y	28,378,106	569,437	30,190,576	2,931,230	(1,688,197)	—	—	569,437	—
The Hartford Global All-Asset Fund, Class F	—	27,600,667	2,641,142	103,962	2,404,280	27,467,767	2,268,189	—	—
The Hartford Global Real Asset Fund, Class Y	—	27,704,163	28,214,582	510,419	—	—	—	167,134	—
The Hartford Global Real Asset Fund, Class F	—	27,581,583	1,515,538	16,199	1,253,114	27,335,358	2,914,217	—	—
The Hartford Growth Opportunities Fund, Class Y	62,840,626	2,130,424	68,066,829	4,214,953	(1,119,174)	—	—	—	2,130,425
The Hartford Growth Opportunities Fund, Class F	—	62,104,057	9,832,144	727,333	9,463,687	62,462,933	1,299,957	—	—
The Hartford International Opportunities Fund, Class Y	78,061,726	934,269	82,974,072	4,931,257	(953,180)	—	—	934,269	—
The Hartford International Opportunities Fund, Class F	—	62,057,953	8,694,938	587,086	7,874,373	61,824,474	3,547,015		—
The Hartford International Small Company Fund, Class Y	63,374,299	360,392	65,976,867	(98,722)	2,340,898	—	—	360,392	—
The Hartford International Small Company Fund, Class F	—	34,346,294	5,650,575	455,407	5,417,466	34,568,592	1,984,420	—	—
The Hartford MidCap Fund, Class Y	92,266,737	2,404,975	103,138,355	7,683,012	783,631	—	—	—	2,404,974
The Hartford MidCap Fund, Class F	—	88,753,079	12,339,352	951,282	11,990,573	89,355,582	2,868,558	—	—
The Hartford Quality Bond Fund, Class Y	28,449,420	664,909	27,994,154	(604,915)	(515,260)	—	—	258,277	422,810
The Hartford Quality Bond Fund, Class F	—	27,698,788	1,325,598	12,358	77,150	26,462,698	2,656,897	357,799	—
The Hartford Short Duration Fund, Class Y	14,229,168	132,794	14,305,529	182,340	(238,773)	—	—	140,944	—
The Hartford Short Duration Fund, Class F	—	13,953,859	588,031	964	26,647	13,393,439	1,354,241	184,443	—
The Hartford Strategic Income Fund, Class Y	28,372,450	622,372	28,976,335	1,519,446	(1,537,933)	—	—	622,372	—
The Hartford Strategic Income Fund, Class F	—	21,102,942	1,604,536	30,931	456,843	19,986,180	2,215,763	439,908	—
The Hartford World Bond Fund, Class Y	28,404,948	—	28,249,457	(784,941)	629,450	—	—	—	—
The Hartford World Bond Fund, Class F	—	19,506,246	33,889	—	320,078	19,792,435	1,883,200	—	—

	$706,889,631	$762,378,092	$897,201,380	$55,993,644	$55,127,641	$683,187,628	40,560,000	$7,974,325	$8,327,161

Moderate Allocation Fund
Affiliated Investment Companies	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income	Capital Gain Distributions
Hartford Core Equity Fund, Class Y	$72,144,958	$1,161,444	$79,249,244	$7,547,164	$(1,604,322)	$—	—	$603,651	$557,793
Hartford Core Equity Fund, Class F	—	70,208,986	9,869,652	487,595	6,281,933	67,108,862	2,344,005	—	—
Hartford Real Total Return Fund, Class Y	20,657,465	—	21,005,351	(3,032,852)	3,380,738	—	—	—	—
Hartford Real Total Return Fund, Class F	—	20,133,537	1,478,323	3,808	332,825	18,991,847	2,080,159	—	—

190

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Moderate Allocation Fund – (continued)
Affiliated Investment Companies	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income	Capital Gain Distributions
Hartford Schroders International Multi-Cap Value Fund, Class Y	$—	$10,203,969	$10,962,137	$758,168	$—	$—	—	$91,282	$—
Hartford Schroders International Multi-Cap Value Fund, Class F	—	18,128,144	471,214	39,788	1,400,393	19,097,111	1,875,944	211,722	—
Hartford Small Cap Core Fund, Class Y	35,245,832	415,438	40,144,890	5,744,797	(1,261,177)	—	—	415,438	—
Hartford Small Cap Core Fund, Class F	—	35,002,966	8,752,043	188,816	2,204,997	28,644,736	2,022,933	—	—
The Hartford Equity Income Fund, Class Y	46,568,551	1,948,515	51,563,186	5,840,123	(2,794,003)	—	—	500,986	1,447,529
The Hartford Equity Income Fund, Class F	—	45,539,193	5,962,843	220,827	3,096,356	42,893,533	2,088,293	397,390	—
The Hartford Global All-Asset Fund, Class Y	25,841,048	520,788	27,500,029	2,675,480	(1,537,287)	—	—	520,788	—
The Hartford Global All-Asset Fund, Class F	—	25,072,241	3,341,679	152,287	2,099,169	23,982,018	1,980,348	—	—
The Hartford Global Real Asset Fund, Class Y	—	14,919,400	15,141,432	222,032	—	—	—	80,046	—
The Hartford Global Real Asset Fund, Class F	—	15,032,967	1,366,145	17,504	657,459	14,341,785	1,528,975	—	—
The Hartford Growth Opportunities Fund, Class Y	25,296,338	857,597	27,405,250	1,607,145	(355,830)	—	—	—	857,597
The Hartford Growth Opportunities Fund, Class F	—	25,073,298	4,911,868	385,777	3,668,964	24,216,171	503,979	—	—
The Hartford Inflation Plus Fund, Class Y	—	10,230,406	10,342,559	112,153	—	—	—	148,835	—
The Hartford Inflation Plus Fund, Class F	—	10,020,966	692,117	3,130	50,309	9,382,288	840,707	—	—
The Hartford International Opportunities Fund, Class Y	46,461,302	606,403	49,645,841	(833,390)	3,411,526	—	—	606,403	—
The Hartford International Opportunities Fund, Class F	—	40,092,771	7,030,346	507,346	4,899,730	38,469,501	2,207,086	—	—
The Hartford International Small Company Fund, Class Y	35,717,527	170,327	36,612,434	186,556	538,024	—	—	170,327	—
The Hartford International Small Company Fund, Class F	—	14,975,917	3,034,698	264,700	2,268,357	14,474,276	830,900	—	—
The Hartford MidCap Fund, Class Y	46,294,108	1,188,584	51,746,812	6,380,236	(2,116,116)	—	—	—	1,188,584
The Hartford MidCap Fund, Class F	—	44,717,226	7,917,851	600,997	5,796,572	43,196,944	1,386,740	—	—
The Hartford Quality Bond Fund, Class Y	46,641,259	1,097,854	45,889,235	(787,814)	(1,062,064)	—	—	426,390	698,153
The Hartford Quality Bond Fund, Class F	—	45,816,731	3,841,458	38,910	121,411	42,135,594	4,230,481	579,452	—
The Hartford Short Duration Fund, Class Y	10,367,970	97,389	10,423,964	145,386	(186,781)	—	—	103,313	—
The Hartford Short Duration Fund, Class F	—	10,139,026	727,435	1,533	18,759	9,431,883	953,679	132,616	—
The Hartford Strategic Income Fund, Class Y	46,515,338	983,323	47,454,573	731,985	(776,073)	—	—	983,323	—
The Hartford Strategic Income Fund, Class F	—	35,839,140	3,872,967	83,336	747,828	32,797,337	3,636,068	736,459	—
The Hartford Total Return Bond Fund, Class Y	—	5,426,268	5,464,050	37,782	—	—	—	57,986	—
The Hartford Total Return Bond Fund, Class F	—	14,059,638	16,923	4	36,410	14,079,129	1,345,997	126,336	—
The Hartford World Bond Fund, Class Y	56,917,118	—	56,566,934	(1,639,201)	1,289,017	—	—	—	—
The Hartford World Bond Fund, Class F	—	35,071,399	2,623,777	23,157	533,851	33,004,630	3,140,307	—	—

	$514,668,814	$554,751,851	$653,029,260	$28,715,265	$31,140,975	$476,247,645	32,996,601	$6,892,743	$4,749,656

191

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

11.	Investment Transactions:

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Balanced Fund	$240,953,524	$226,693,093
Balanced Income Fund	5,865,580,463	3,882,035,706
Checks and Balances Fund	51,890,144	349,361,568
Conservative Allocation Fund	23,405,757	48,410,931
Global All-Asset Fund (consolidated)	196,966,961	249,629,098
Growth Allocation Fund	79,216,253	214,039,541
Moderate Allocation Fund	67,777,937	166,055,346
Multi-Asset Income Fund	46,958,801	44,473,295

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Balanced Fund	$51,659,792	$61,251,758
Balanced Income Fund	63,909,442	37,394,886
Checks and Balances Fund	—	—
Conservative Allocation Fund	—	—
Global All-Asset Fund (consolidated)	12,192,041	15,905,476
Growth Allocation Fund	—	—
Moderate Allocation Fund	—	—
Multi-Asset Income Fund	537,331	3,145,969

Fund	Total Cost of Purchases	Total Sales Proceeds
Balanced Fund	$292,613,316	$287,944,851
Balanced Income Fund	5,929,489,905	3,919,432,428
Checks and Balances Fund	51,890,144	349,361,568
Conservative Allocation Fund	23,405,757	48,410,931
Global All-Asset Fund (consolidated)	209,159,002	265,534,574
Growth Allocation Fund	79,216,253	214,039,541
Moderate Allocation Fund	67,777,937	166,055,346
Multi-Asset Income Fund	47,496,132	47,619,264

192

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

12.	Capital Share Transactions:

The following information is for the year ended October 31, 2017, and the year ended October 31, 2016:

Balanced Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,710,628	$60,195,271	4,436,572	$91,535,711
Shares Issued for Reinvested Dividends	333,574	7,434,317	566,609	11,715,790
Shares Redeemed	(5,365,412)	(118,713,800)	(5,221,032)	(107,666,519)
Shares converted (from) Class B into Class A	42,210	936,699	68,128	1,399,633

Net Increase (Decrease)	(2,279,000)	(50,147,513)	(149,723)	(3,015,385)

Class B
Shares Sold	2,256	$50,124	12,433	$254,092
Shares Issued for Reinvested Dividends	42	922	1,993	40,877
Shares Redeemed	(67,676)	(1,500,024)	(90,719)	(1,864,327)
Shares converted (from) Class B into Class A	(42,355)	(936,699)	(68,477)	(1,399,633)

Net Increase (Decrease)	(107,733)	(2,385,677)	(144,770)	(2,968,991)

Class C
Shares Sold	1,152,914	$25,504,218	1,773,119	$36,703,461
Shares Issued for Reinvested Dividends	37,591	837,890	90,511	1,869,219
Shares Redeemed	(1,784,681)	(39,568,241)	(1,453,060)	(29,988,357)

Net Increase (Decrease)	(594,176)	(13,226,133)	410,570	8,584,323

Class I
Shares Sold	4,157,550	$91,784,159	1,911,279	$40,115,152
Shares Issued for Reinvested Dividends	41,424	923,735	11,793	245,389
Shares Redeemed	(3,485,719)	(78,730,591)	(773,411)	(16,078,335)

Net Increase (Decrease)	713,255	13,977,303	1,149,661	24,282,206

Class R3
Shares Sold	36,488	$802,750	97,011	$2,029,837
Shares Issued for Reinvested Dividends	1,136	25,427	1,526	31,963
Shares Redeemed	(87,516)	(1,955,382)	(11,713)	(247,535)

Net Increase (Decrease)	(49,892)	(1,127,205)	86,824	1,814,265

Class R4
Shares Sold	46,371	$1,037,733	9,695	$197,903
Shares Issued for Reinvested Dividends	649	14,751	526	11,012
Shares Redeemed	(18,082)	(421,812)	(5,838)	(122,009)

Net Increase (Decrease)	28,938	630,672	4,383	86,906

Class R5
Shares Sold	3,180	$71,499	4,090	$86,716
Shares Issued for Reinvested Dividends	113	2,541	186	3,904
Shares Redeemed	(8,958)	(202,783)	(525)	(11,094)

Net Increase (Decrease)	(5,665)	(128,743)	3,751	79,526

193

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Balanced Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	275,099	$6,254,104	661,935	$13,530,349
Shares Issued for Reinvested Dividends	6,673	151,452	13,385	280,214
Shares Redeemed	(81,956)	(1,846,897)	(699,954)	(15,103,864)

Net Increase (Decrease)	199,816	4,558,659	(24,634)	(1,293,301)

Class F(1)
Shares Sold	3,061,670	$69,560,331	—	$—
Shares Issued for Reinvested Dividends	10,813	250,092	—	—
Shares Redeemed	(101,678)	(2,355,559)	—	—

Net Increase (Decrease)	2,970,805	67,454,864	—	—

Total Net Increase (Decrease)	876,348	$19,606,227	1,336,062	$27,569,549

(1)	Inception date of class was February 28, 2017.

Balanced Income Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	55,849,826	$792,589,987	65,249,034	$879,754,533
Shares Issued for Reinvested Dividends	7,753,873	109,320,326	8,358,906	110,645,355
Shares Redeemed	(63,785,486)	(903,089,092)	(47,290,887)	(638,104,152)
Shares converted (from) Class B into Class A	49,687	705,825	50,470	674,002

Net Increase (Decrease)	(132,100)	(472,954)	26,367,523	352,969,738

Class B
Shares Sold	20,079	$281,496	82,824	$1,108,595
Shares Issued for Reinvested Dividends	9,027	125,456	31,378	411,538
Shares Redeemed	(453,573)	(6,432,069)	(547,208)	(7,336,801)
Shares converted (from) Class B into Class A	(49,775)	(705,825)	(50,587)	(674,002)

Net Increase (Decrease)	(474,242)	(6,730,942)	(483,593)	(6,490,670)

Class C
Shares Sold	62,088,463	$868,162,727	78,992,141	$1,051,406,805
Shares Issued for Reinvested Dividends	6,421,244	89,155,610	6,230,416	81,208,571
Shares Redeemed	(50,788,009)	(712,568,633)	(34,602,657)	(458,426,436)

Net Increase (Decrease)	17,721,698	244,749,704	50,619,900	674,188,940

Class I
Shares Sold	177,455,753	$2,510,893,054	108,186,392	$1,469,307,833
Shares Issued for Reinvested Dividends	7,220,669	102,019,756	4,236,413	56,334,701
Shares Redeemed	(124,186,986)	(1,777,200,299)	(41,476,177)	(551,325,870)

Net Increase (Decrease)	60,489,436	835,712,511	70,946,628	974,316,664

194

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Balanced Income Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	4,257,465	$60,475,744	4,406,089	$59,145,422
Shares Issued for Reinvested Dividends	443,013	6,267,247	418,914	5,561,495
Shares Redeemed	(2,301,405)	(32,849,396)	(1,716,566)	(23,094,272)

Net Increase (Decrease)	2,399,073	33,893,595	3,108,437	41,612,645

Class R4
Shares Sold	2,729,542	$38,622,683	3,965,348	$54,329,992
Shares Issued for Reinvested Dividends	253,034	3,580,253	225,411	3,004,248
Shares Redeemed	(3,309,402)	(46,615,718)	(1,442,552)	(19,708,165)

Net Increase (Decrease)	(326,826)	(4,412,782)	2,748,207	37,626,075

Class R5
Shares Sold	1,270,706	$18,036,403	986,174	$13,228,497
Shares Issued for Reinvested Dividends	103,215	1,465,598	84,719	1,130,482
Shares Redeemed	(613,777)	(8,770,210)	(485,109)	(6,560,020)

Net Increase (Decrease)	760,144	10,731,791	585,784	7,798,959

Class R6
Shares Sold	2,072,374	$29,696,025	373,289	$5,174,575
Shares Issued for Reinvested Dividends	47,953	689,040	20,969	280,393
Shares Redeemed	(721,821)	(10,375,104)	(151,162)	(2,064,366)

Net Increase (Decrease)	1,398,506	20,009,961	243,096	3,390,602

Class Y
Shares Sold	6,866,906	$98,856,609	4,706,627	$65,194,453
Shares Issued for Reinvested Dividends	255,362	3,643,214	142,798	1,926,812
Shares Redeemed	(4,967,610)	(70,801,957)	(1,087,242)	(14,888,348)

Net Increase (Decrease)	2,154,658	31,697,866	3,762,183	52,232,917

Class F(1)
Shares Sold	77,328,045	$1,114,526,163	—	$—
Shares Issued for Reinvested Dividends	495,817	7,249,798	—	—
Shares Redeemed	(1,699,627)	(24,883,220)	—	—

Net Increase (Decrease)	76,124,235	1,096,892,741	—	—

Total Net Increase (Decrease)	160,114,582	$2,262,071,491	157,898,165	$2,137,645,870

(1)	Inception date of class was February 28, 2017.

195

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Checks and Balances Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	10,994,175	$109,199,367	17,992,878	$174,817,823
Shares Issued for Reinvested Dividends	11,567,449	110,476,211	16,916,849	161,724,599
Shares Redeemed	(36,842,819)	(366,173,646)	(28,273,266)	(276,456,615)
Shares converted (from) Class B into Class A	429,071	4,240,310	676,941	6,608,714

Net Increase (Decrease)	(13,852,124)	(142,257,758)	7,313,402	66,694,521

Class B
Shares Sold	4,078	$39,341	34,687	$338,305
Shares Issued for Reinvested Dividends	209,508	1,977,631	887,718	8,413,065
Shares Redeemed	(3,048,874)	(30,112,666)	(5,069,233)	(49,066,239)
Shares converted (from) Class B into Class A	(430,934)	(4,240,310)	(680,807)	(6,608,714)

Net Increase (Decrease)	(3,266,222)	(32,336,004)	(4,827,635)	(46,923,583)

Class C
Shares Sold	2,007,292	$19,819,604	3,529,405	$33,995,678
Shares Issued for Reinvested Dividends	2,436,346	22,979,876	3,810,070	36,124,146
Shares Redeemed	(8,077,828)	(79,907,798)	(7,155,628)	(69,099,663)

Net Increase (Decrease)	(3,634,190)	(37,108,318)	183,847	1,020,161

Class I
Shares Sold	2,900,940	$29,037,809	1,592,637	$15,637,440
Shares Issued for Reinvested Dividends	352,722	3,385,025	418,313	4,008,434
Shares Redeemed	(1,675,303)	(16,732,609)	(1,393,957)	(13,504,847)

Net Increase (Decrease)	1,578,359	15,690,225	616,993	6,141,027

Class R3
Shares Sold	469,612	$4,667,384	396,101	$3,763,982
Shares Issued for Reinvested Dividends	123,675	1,174,635	153,479	1,460,884
Shares Redeemed	(285,601)	(2,847,265)	(294,965)	(2,880,014)

Net Increase (Decrease)	307,686	2,994,754	254,615	2,344,852

Class R4
Shares Sold	83,209	$818,595	184,981	$1,724,888
Shares Issued for Reinvested Dividends	38,100	362,929	53,356	508,937
Shares Redeemed	(59,509)	(590,302)	(215,744)	(2,043,268)

Net Increase (Decrease)	61,800	591,222	22,593	190,557

Class R5
Shares Sold	19,134	$188,847	96,271	$951,741
Shares Issued for Reinvested Dividends	40,334	384,678	63,221	605,152
Shares Redeemed	(356,798)	(3,404,835)	(139,004)	(1,351,724)

Net Increase (Decrease)	(297,330)	(2,831,310)	20,488	205,169

Class F(1)
Shares Sold	138,501	$1,398,847	—	$—
Shares Issued for Reinvested Dividends	500	5,165	—	—
Shares Redeemed	(1,293)	(13,423)	—	—

Net Increase (Decrease)	137,708	1,390,589	—	—

Total Net Increase (Decrease)	(18,964,313)	$(193,866,600)	3,584,303	$29,672,704

(1)	Inception date of class was February 28, 2017.

196

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Conservative Allocation Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,280,277	$12,942,875	1,257,696	$12,080,817
Shares Issued for Reinvested Dividends	120,782	1,180,038	179,431	1,707,553
Shares Redeemed	(2,987,799)	(30,149,508)	(2,758,816)	(26,578,728)
Shares converted (from) Class B into Class A	21,821	220,942	40,053	386,748

Net Increase (Decrease)	(1,564,919)	(15,805,653)	(1,281,636)	(12,403,610)

Class B
Shares Sold	175	$1,713	7,856	$72,886
Shares Issued for Reinvested Dividends	—	—	4,746	44,585
Shares Redeemed	(125,126)	(1,251,654)	(171,210)	(1,628,743)
Shares converted (from) Class B into Class A	(22,028)	(220,942)	(40,652)	(386,748)

Net Increase (Decrease)	(146,979)	(1,470,883)	(199,260)	(1,898,020)

Class C
Shares Sold	575,086	$5,729,978	382,324	$3,589,709
Shares Issued for Reinvested Dividends	15,994	154,501	53,711	504,093
Shares Redeemed	(1,286,163)	(12,956,371)	(1,081,953)	(10,251,324)

Net Increase (Decrease)	(695,083)	(7,071,892)	(645,918)	(6,157,522)

Class I
Shares Sold	154,174	$1,570,817	99,116	$972,769
Shares Issued for Reinvested Dividends	1,991	19,448	1,662	15,846
Shares Redeemed	(94,154)	(967,765)	(98,049)	(960,498)

Net Increase (Decrease)	62,011	622,500	2,729	28,117

Class R3
Shares Sold	85,561	$860,392	267,501	$2,576,798
Shares Issued for Reinvested Dividends	10,047	98,160	13,283	126,392
Shares Redeemed	(295,698)	(3,007,163)	(243,837)	(2,346,460)

Net Increase (Decrease)	(200,090)	(2,048,611)	36,947	356,730

Class R4
Shares Sold	84,615	$853,470	64,691	$620,143
Shares Issued for Reinvested Dividends	3,075	30,074	4,187	39,885
Shares Redeemed	(72,305)	(725,775)	(80,007)	(768,503)

Net Increase (Decrease)	15,385	157,769	(11,129)	(108,475)

Class R5
Shares Sold	26,935	$273,714	25,743	$249,126
Shares Issued for Reinvested Dividends	3,966	38,830	4,394	41,951
Shares Redeemed	(45,973)	(472,103)	(57,144)	(548,883)

Net Increase (Decrease)	(15,072)	(159,559)	(27,007)	(257,806)

Class F(1)
Shares Sold	997	$10,000	—	$—

Net Increase (Decrease)	997	10,000	—	—

Total Net Increase (Decrease)	(2,543,750)	$(25,766,329)	(2,125,274)	$(20,440,586)

(1)	Inception date of Class was February 28, 2017.

197

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Global All-Asset Fund (consolidated)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	373,191	$4,183,577	670,209	$6,748,511
Shares Issued for Reinvested Dividends	174,055	1,811,915	1,007,454	10,004,019
Shares Redeemed	(3,155,689)	(34,719,600)	(5,115,865)	(52,291,306)

Net Increase (Decrease)	(2,608,443)	(28,724,108)	(3,438,202)	(35,538,776)

Class C
Shares Sold	231,696	$2,538,562	292,043	$2,915,090
Shares Issued for Reinvested Dividends	43,669	449,793	523,116	5,137,001
Shares Redeemed	(2,088,815)	(22,630,075)	(3,146,278)	(31,635,565)

Net Increase (Decrease)	(1,813,450)	(19,641,720)	(2,331,119)	(23,583,474)

Class I
Shares Sold	1,480,458	$16,650,810	1,326,890	$13,568,916
Shares Issued for Reinvested Dividends	53,789	561,556	273,425	2,726,048
Shares Redeemed	(1,944,550)	(21,644,484)	(3,522,842)	(36,158,943)

Net Increase (Decrease)	(410,303)	(4,432,118)	(1,922,527)	(19,863,979)

Class R3
Shares Sold	23,484	$264,861	34,754	$351,468
Shares Issued for Reinvested Dividends	2,469	25,727	14,719	146,310
Shares Redeemed	(37,447)	(414,643)	(87,966)	(901,597)

Net Increase (Decrease)	(11,494)	(124,055)	(38,493)	(403,819)

Class R4
Shares Sold	23,126	$265,338	42,493	$439,358
Shares Issued for Reinvested Dividends	773	8,147	3,653	36,710
Shares Redeemed	(15,259)	(172,842)	(67,264)	(716,854)

Net Increase (Decrease)	8,640	100,643	(21,118)	(240,786)

Class R5
Shares Issued for Reinvested Dividends	21	$228	4,054	$40,375
Shares Redeemed	—	—	(59,903)	(596,039)

Net Increase (Decrease)	21	228	(55,849)	(555,664)

Class Y
Shares Sold	98,291	$1,084,008	6,968,596	$69,428,594
Shares Issued for Reinvested Dividends	163,400	1,707,526	160,427	1,599,457
Shares Redeemed	(6,287,238)	(69,438,805)	(1,344,783)	(13,741,334)

Net Increase (Decrease)	(6,025,547)	(66,647,271)	5,784,240	57,286,717

Class F(1)
Shares Sold	5,901,790	$65,414,902	—	$—
Shares Redeemed	(644,409)	(7,461,266)	—	—

Net Increase (Decrease)	5,257,381	57,953,636	—	—

Total Net Increase (Decrease)	(5,603,195)	$(61,514,765)	(2,023,068)	$(22,899,781)

(1)	Inception date of class was February 28, 2017.

198

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Growth Allocation Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,780,150	$31,485,894	3,948,534	$40,309,533
Shares Issued for Reinvested Dividends	199,666	2,134,449	3,637,332	37,234,854
Shares Redeemed	(11,414,758)	(128,337,872)	(10,780,005)	(110,944,319)
Shares converted (from) Class B into Class A	255,094	2,855,654	420,004	4,242,604

Net Increase (Decrease)	(8,179,848)	(91,861,875)	(2,774,135)	(29,157,328)

Class B
Shares Sold	1,805	$19,205	15,078	$151,684
Shares Issued for Reinvested Dividends	—	—	103,732	1,046,079
Shares Redeemed	(465,821)	(5,200,137)	(888,059)	(9,003,504)
Shares converted (from) Class B into Class A	(257,562)	(2,855,654)	(422,495)	(4,242,604)

Net Increase (Decrease)	(721,578)	(8,036,586)	(1,191,744)	(12,048,345)

Class C
Shares Sold	608,514	$6,736,162	1,034,490	$10,325,633
Shares Issued for Reinvested Dividends	—	—	1,004,280	10,095,228
Shares Redeemed	(4,174,293)	(46,202,552)	(3,375,001)	(34,112,433)

Net Increase (Decrease)	(3,565,779)	(39,466,390)	(1,336,231)	(13,691,572)

Class I
Shares Sold	588,108	$6,649,801	444,241	$4,526,796
Shares Issued for Reinvested Dividends	4,420	46,942	47,306	482,397
Shares Redeemed	(466,129)	(5,234,834)	(506,312)	(5,162,078)

Net Increase (Decrease)	126,399	1,461,909	(14,765)	(152,885)

Class R3
Shares Sold	92,332	$1,016,876	164,628	$1,625,677
Shares Issued for Reinvested Dividends	1,262	13,195	90,937	907,640
Shares Redeemed	(308,137)	(3,391,987)	(351,967)	(3,525,003)

Net Increase (Decrease)	(214,543)	(2,361,916)	(96,402)	(991,686)

Class R4
Shares Sold	76,186	$858,078	165,082	$1,648,529
Shares Issued for Reinvested Dividends	4,931	52,419	87,588	892,049
Shares Redeemed	(351,332)	(3,949,880)	(361,866)	(3,696,527)

Net Increase (Decrease)	(270,215)	(3,039,383)	(109,196)	(1,155,949)

Class R5
Shares Sold	59,945	$680,553	62,067	$638,518
Shares Issued for Reinvested Dividends	3,619	38,687	38,261	392,556
Shares Redeemed	(86,775)	(1,011,122)	(118,679)	(1,176,188)

Net Increase (Decrease)	(23,211)	(291,882)	(18,351)	(145,114)

Class F(1)
Shares Sold	903	$10,000	—	$—

Net Increase (Decrease)	903	10,000	—	—

Total Net Increase (Decrease)	(12,847,872)	$(143,586,123)	(5,540,824)	$(57,342,879)

(1)	Inception date of class was February 28, 2017.

199

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Moderate Allocation Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,801,060	$20,935,992	2,203,920	$23,641,178
Shares Issued for Reinvested Dividends	289,046	3,199,746	2,547,557	27,074,933
Shares Redeemed	(7,794,121)	(90,013,439)	(7,738,163)	(83,631,320)
Shares converted (from) Class B into Class A	83,450	969,634	158,056	1,681,715

Net Increase (Decrease)	(5,620,565)	(64,908,067)	(2,828,630)	(31,233,494)

Class B
Shares Sold	11,356	$123,479	12,039	$128,694
Shares Issued for Reinvested Dividends	—	—	74,188	775,594
Shares Redeemed	(338,749)	(3,827,205)	(624,688)	(6,579,239)
Shares converted (from) Class B into Class A	(85,047)	(969,634)	(160,794)	(1,681,715)

Net Increase (Decrease)	(412,440)	(4,673,360)	(699,255)	(7,356,666)

Class C
Shares Sold	297,509	$3,374,935	669,210	$7,078,379
Shares Issued for Reinvested Dividends	14,919	162,620	805,430	8,420,700
Shares Redeemed	(2,719,824)	(30,887,980)	(2,853,669)	(30,141,942)

Net Increase (Decrease)	(2,407,396)	(27,350,425)	(1,379,029)	(14,642,863)

Class I
Shares Sold	355,431	$4,143,855	279,536	$3,051,866
Shares Issued for Reinvested Dividends	7,762	86,081	55,100	587,276
Shares Redeemed	(358,342)	(4,130,701)	(383,787)	(4,154,194)

Net Increase (Decrease)	4,851	99,235	(49,151)	(515,052)

Class R3
Shares Sold	257,485	$2,955,042	263,313	$2,799,352
Shares Issued for Reinvested Dividends	12,756	139,292	154,880	1,624,152
Shares Redeemed	(552,333)	(6,307,467)	(495,407)	(5,316,058)

Net Increase (Decrease)	(282,092)	(3,213,133)	(77,214)	(892,554)

Class R4
Shares Sold	111,184	$1,291,704	176,453	$1,874,405
Shares Issued for Reinvested Dividends	6,163	68,158	57,050	606,241
Shares Redeemed	(234,705)	(2,717,878)	(296,619)	(3,158,989)

Net Increase (Decrease)	(117,358)	(1,358,016)	(63,116)	(678,343)

Class R5
Shares Sold	74,251	$868,962	84,307	$915,694
Shares Issued for Reinvested Dividends	7,340	81,472	51,001	544,028
Shares Redeemed	(161,314)	(1,909,305)	(230,674)	(2,473,550)

Net Increase (Decrease)	(79,723)	(958,871)	(95,366)	(1,013,828)

Class F(1)
Shares Sold	871	$10,000	—	$—

Net Increase (Decrease)	871	10,000	—	—

Total Net Increase (Decrease)	(8,913,852)	$(102,352,637)	(5,191,761)	$(56,332,800)

(1)	Inception date of class was February 28, 2017.

200

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Multi-Asset Income Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	320,494	$2,969,030	1,223,586	$10,612,812
Shares Issued for Reinvested Dividends	46,049	424,615	90,299	794,927
Shares Redeemed	(588,165)	(5,278,704)	(1,156,397)	(10,174,601)

Net Increase (Decrease)	(221,622)	(1,885,059)	157,488	1,233,138

Class C
Shares Sold	292,218	$2,703,711	94,044	$832,682
Shares Issued for Reinvested Dividends	19,868	183,422	20,733	183,060
Shares Redeemed	(91,011)	(840,917)	(83,772)	(742,075)

Net Increase (Decrease)	221,075	2,046,216	31,005	273,667

Class I
Shares Sold	583,280	$5,429,194	1,086,496	$9,597,284
Shares Issued for Reinvested Dividends	59,979	552,703	41,034	366,692
Shares Redeemed	(622,103)	(5,805,715)	(58,166)	(524,319)

Net Increase (Decrease)	21,156	176,182	1,069,364	9,439,657

Class R3
Shares Sold	—	$—	529	$4,800
Shares Issued for Reinvested Dividends	8,935	82,401	10,867	96,033

Net Increase (Decrease)	8,935	82,401	11,396	100,833

Class R4
Shares Issued for Reinvested Dividends	9,330	$85,986	11,617	$102,684

Net Increase (Decrease)	9,330	85,986	11,617	102,684

Class R5
Shares Issued for Reinvested Dividends	9,769	$90,017	12,102	$106,959

Net Increase (Decrease)	9,769	90,017	12,102	106,959

Class Y
Shares Sold	43,703	$405,000	2,821,404	$24,756,079
Shares Issued for Reinvested Dividends	142,421	1,308,559	253,260	2,245,484
Shares Redeemed	(1,394,445)	(12,961,986)	(10,980,863)	(96,292,208)

Net Increase (Decrease)	(1,208,321)	(11,248,427)	(7,906,199)	(69,290,645)

Class F(1)
Shares Sold	44,253	$411,457	—	$—
Shares Issued for Reinvested Dividends	32	296	—	—

Net Increase (Decrease)	44,285	411,753	—	—

Total Net Increase (Decrease)	(1,115,393)	$(10,240,931)	(6,613,227)	$(58,033,707)

(1)	Inception date of class was February 28, 2017.

13.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $375 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2017, none of the Funds had borrowings under this facility.

201

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings.

HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement adjustment or disclosure have been identified.

The Hartford Balanced Income Fund filed a supplement to its prospectus with the U.S. Securities and Exchange Commission on August 9, 2017, which reflected modifications to The Hartford Balanced Income Fund’s contractual management fee rate effective November 1, 2017. Effective November 1, 2017, the management fee set forth in the investment management agreement with respect to The Hartford Balanced Income Fund is 0.7000% of the first $250 million, 0.6300% of the next $250 million, 0.6000% of the next $500 million, 0.5700% of the next $1.5 billion, 0.5500% of the next $2.5 billion, 0.5300% of the next $5 billion, 0.5150% of the next $5 billion, and 0.5000% in excess of $15 billion annually of The Hartford Balanced Income Fund’s average daily net assets.

202

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2017

Effective November 1, 2017, the Company, on behalf of each Fund, entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”). Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to BFDS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the applicable Board.

203

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Balanced Fund, The Hartford Balanced Income Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global All-Asset Fund (consolidated), The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund and Hartford Multi-Asset Income Fund (eight of the series constituting The Hartford Mutual Funds, Inc. (the Company)) as of October 31, 2017, and the related statements of operations for the year then ended and the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Fund, The Hartford Balanced Income Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global All-Asset Fund (consolidated), The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund, and Hartford Multi-Asset Income Fund (eight of the series constituting The Hartford Mutual Funds, Inc.) at October 31, 2017, the results of their operations for the year then ended, and the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2017

204

Multi-Strategy Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2017. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	89	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a Consultant of Arrowpoint Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	89	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

205

Multi-Strategy Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	89	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	89	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).

DUANE E. HILL (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

206

Multi-Strategy Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	89	None

207

Multi-Strategy Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944)	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	89	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	89	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

208

Multi-Strategy Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
OFFICERS(4) AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	89	N/A

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

209

Multi-Strategy Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
MICHAEL J. FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds II, Inc., The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Funds Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

210

Multi-Strategy Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.
(4)	Effective November 7, 2017, Albert Lee and Theodore Lucas were elected as officers of the Company. For more information, please see the most recent Statement of Additional Information.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

211

Hartford Funds – Multi-Strategy Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

212

Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

The Hartford Balanced Fund

The Hartford Balanced Income Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

The Hartford Global All-Asset Fund

The Hartford Growth Allocation Fund

Hartford Moderate Allocation Fund

Hartford Multi-Asset Income Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 1-2, 2017, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HMF, on behalf of each of its funds listed above (each a “Fund” and collectively, the “Funds”), Hartford Mutual Funds II, Inc. (“HMF II”) and Hartford Funds Management Company, LLC (“HFMC”); and (ii) for each Fund that is sub-advised (each a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”), a new investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), on behalf of HMF.

In the months preceding the August 1-2, 2017 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 20-21, 2017 and August 1-2, 2017. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 20-21, 2017 and August 1-2, 2017 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, if any, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to approve the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength,

213

Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators, as well as each Adviser’s commitment to implement rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser for the Sub-Advised Funds. The Board noted that HFMC directly manages The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and Hartford Moderate Allocation Fund (the “Allocation Funds”), which do not employ a sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Sub-Advised Funds, subject to oversight by HFMC, and HFMC, which provides the day-to-day portfolio management services for the Allocation Funds, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), each Adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

214

Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that the sub-advisory fees would be paid by HFMC and not the Sub-Advised Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, noting the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 20-21, 2017 and August 1-2, 2017 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Sub-Advised Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Sub-Advised Fund, and total operating expenses for each Fund. The Board considered HFMC’s undertaking to limit each Fund’s total annual fund operating expenses to specified levels. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board also considered that the management fees paid by the Funds that operate as funds of funds are for services provided in addition to, and are not duplicative of, services provided under the investment management agreement(s) of the underlying funds in which such Funds may invest.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered

215

Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board also noted that, for Hartford Multi-Asset Income Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved: (i) the removal of an expense limitation on the transfer agency fees for Class Y shares of each Fund effective May 1, 2017; (ii) the imposition of a direct account fee effective June 1, 2017; (iii) changes to the transfer agency fee structure effective November 1, 2017; and (iv) changes to the expense limitation on transfer agency fees for each share class of each Fund effective November 1, 2017. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee structure on transfer agent profit margins. The Board noted that under the new transfer agency fee structure, the Funds will pay a fee to HASCO based on actual fees and expenses incurred by HASCO, including payments made by HASCO to a sub-transfer agent and to other financial intermediaries subject to guidelines approved by the Board, plus a reasonable target profit margin. The Board considered information provided by HASCO indicating that, after giving effect to the new fee structure, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

The Hartford Balanced Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its custom blended benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent changes to the Fund’s portfolio management team.

216

Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group.

The Hartford Balanced Income Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its custom blended benchmark for the 1- and 5-year periods and above its custom blended benchmark for the 3-year period. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction, which would be implemented in 2017.

The Hartford Checks and Balances Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its custom blended benchmark for the 1- and 5-year periods and below its custom blended benchmark for the 3-year period. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

The Hartford Conservative Allocation Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-year period and below its custom blended benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012 and that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2015.

•	The Board noted that the Fund’s actual management fee was in the 2nd quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

The Hartford Global All-Asset Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-year period and in line with its custom blended benchmark for the 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent changes to the Fund’s portfolio management team. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings resulting from a permanent fee reduction implemented in 2016.

The Hartford Growth Allocation Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012 and that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2014.

•	The Board noted that the Fund’s actual management fee was in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

217

Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Moderate Allocation Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its custom blended benchmark for the 1-year period and below its custom blended benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012 and that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2015.

•	The Board noted that the Fund’s actual management fee was in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford Multi-Asset Income Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its custom blended benchmark for the 1-year period. The Board noted recent changes to the Fund’s portfolio management team. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings resulting from a permanent fee reduction implemented in 2017.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Management Agreement and, with respect to the Sub-Advised Funds, the Sub-Advisory Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

218

Multi-Strategy Funds

Additional Information Regarding the Fund’s New Transfer Agency Fee (Unaudited – Not Part of the Annual Report)

Effective November 1, 2017, The Hartford Mutual Funds, Inc. (the “Company”), on behalf of the funds listed in the table below (each a “Fund”), entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with Hartford Administrative Services Company (“HASCO”). Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to Boston Financial Data Services, Inc. (“BFDS”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the Board.

If this new arrangement were in place during the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’ average daily net assets would have been as follows:

Fund	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Hartford Balanced Fund	0.15%	0.11%	0.00%	0.12%	0.02%	0.02%	0.02%	N/A	0.03%
Hartford Balanced Income Fund	0.08%	0.07%	0.00%	0.08%	0.00%	0.00%	0.00%	0.00%	0.04%
Hartford Checks and Balances Fund	0.09%	0.10%	0.00%	0.09%	0.01%	0.02%	0.02%	N/A	N/A
Hartford Conservative Allocation Fund	0.12%	0.13%	0.00%	0.09%	0.01%	0.02%	0.02%	N/A	N/A
Hartford Global All Asset Fund	0.14%	0.13%	0.00%	0.08%	0.02%	0.02%	0.02%	N/A	0.01%
Hartford Growth Allocation Fund	0.14%	0.15%	0.00%	0.08%	0.01%	0.01%	0.01%	N/A	N/A
Hartford Moderate Allocation Fund	0.12%	0.12%	0.00%	0.07%	0.01%	0.01%	0.01%	N/A	N/A
Hartford Multi-Asset Income Fund	0.04%	0.08%	0.00%	0.08%	0.02%	0.02%	0.02%	N/A	0.00%

219

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Customer Privacy Notice

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and

protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Hartford Balanced Fund, The Hartford Balanced Income Fund, The Hartford Global All-Asset Fund and Hartford Multi-Asset Income Fund are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.

MFAR-MS17 12/17    204308    Printed in U.S.A.

HARTFORDFUNDS

Our benchmark is the investor.®

# Hartford Global Impact Fund

## Annual Report

October 31, 2017

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Fund’s Annual Report, covering the period from February 28, 2017 (commencement of operations) through October 31, 2017.

Market Review

During the 12 months ended October 31, 2017, U.S. stocks, as measured by the S&P 500 Index,1 kept an upward trajectory. During this period, the S&P 500 Index generated a 23.6% total return, hitting another record high in late October.

The primary drivers of market progress during the 12 months ended October 31, 2017 were slow, yet steady growth, positive corporate earnings, and positive job reports. These market conditions have served as the basis of the U.S. Federal Reserve’s (Fed) interest-rate hike cycle that began in December 2015 and continued through June 2017, when short-term rates rose by 0.25% to a range of 1% to 1.25%. At the time of this writing, consensus expectations were for a continued gradual increase in interest rates throughout 2018, which should help markets better digest and account for such changes.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. Congress has approved a budget resolution for the new fiscal year and pushed back the deadline to lift the debt ceiling in an effort to tie federal funding for disaster relief to the bills following three major hurricanes. Uncertainty surrounding healthcare and tax reform remain. Additionally, concerns about possible nuclear action from North Korea may be contributing to market uncertainty.

In Europe, while Macron’s victory in France was viewed as market-friendly, uncertainty remains, for example, with respect to Britain’s “Brexit” undertaking to leave the European Union, which could influence markets or cause an uptick in volatility.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Global Impact Master Portfolio’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Global Impact Fund inception 02/28/2017 (Unaudited)

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Total Returns (as of 10/31/17)

Since Inception[1,4]
Global Impact A2	16.30%
Global Impact A3	9.90%
Global Impact C2	15.70%
Global Impact C3	14.70%
Global Impact I2	16.60%
Global Impact R3[2]	16.30%
Global Impact R4[2]	16.40%
Global Impact R5[2]	16.50%
Global Impact R6[2]	16.60%
Global Impact Y2	16.50%
Global Impact F2	16.50%
MSCI All Country World Index (Net)	13.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Inception: 2/28/17

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging markets.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Global Impact Fund

Manager Discussion and Analysis

For Period Ended October 31, 2017

Operating Expenses*

	Net	Gross
Global Impact Class A	1.25%	1.74%
Global Impact Class C	2.00%	2.49%
Global Impact Class I	1.00%	1.39%
Global Impact Class R3	1.55%	1.96%
Global Impact Class R4	1.25%	1.66%
Global Impact Class R5	0.95%	1.36%
Global Impact Class R6	0.85%	1.25%
Global Impact Class Y	0.90%	1.30%
Global Impact Class F	0.85%	1.25%

*	Expenses as shown in the Fund’s most recent prospectus and are based on estimated amounts. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and F remain in effect until February 28, 2018. Expenses shown reflect the expenses of both the Fund and the Global Impact Master Portfolio (“Master Portfolio”) in which the Fund invests. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Master Portfolio’s Portfolio Managers

Eric M. Rice, PhD

Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

R. Patrick Kent, CFA, CMT

Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Global Impact Fund1 returned 16.30%, before sales charge, for the period from February 28, 2017 through October 31, 2017, outperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 13.32% for the same period. The Fund also outperformed the 14.37% average return of the Lipper Global Small-/Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Global equities rose over this period, as measured by the MSCI All Country World Index. To start the period, the market remained unfazed by the U.S. Federal Reserve (Fed) raising rates by another 0.25% in March of 2017. In the second quarter, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (E.U.). Continued evidence of an upswing in global growth helped to maintain bullish sentiment, as Chinese manufacturing and services data surprised to the upside.

During the third quarter of 2017 and into October, a broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped to drive the equity markets higher, despite geopolitical risks due to North Korean missile tests and Russian sanctions by the United States (U.S.). Eurozone confidence reached a decade-high level on the back of solid employment and manufacturing data and a re-acceleration in the service sector. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies.

During the period, non-U.S. equities outperformed U.S. equities, as measured by the MSCI EAFE Index and S&P 500 Index, respectively. Emerging market equities outperformed their developed

[1]	The Fund seeks to achieve its objective by investing all of its assets in shares of the Global Impact Master Portfolio (the “Master Portfolio”), which has the same investment objective and strategy as the Fund. References herein to the “Fund” include, where applicable, the Master Portfolio.

3

Hartford Global Impact Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2017

market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

All eleven sectors in the MSCI All Country World Index posted positive returns during the period. The Information Technology (+28%), Materials (+16%), and Industrials (+15%) sectors rose the most, while the Telecommunication Services (+2%), Consumer Staples (+5%), and Energy (+6%) sectors had lagged the broader index during the period.

Security selection in the Telecommunication Services, Healthcare, and Information Technology sectors were the primary drivers of outperformance relative to the MSCI All Country World Index. This was partially offset by weaker stock selection in the Consumer Discretionary and Industrials sectors. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative performance, primarily due to underweights to Consumer Staples, Financials, and not holding any Energy equities. On the other hand, overweights to Healthcare and Telecommunication Services detracted from relative returns over the period. On a regional basis, security selection in North America was the primary contributor to benchmark-relative performance, which was partially offset by weaker selection in Emerging Markets.

Square Inc. (Information Technology), PureCircle (Consumer Staples), and Genus (Healthcare) contributed positively to absolute and relative returns over the period. The share price of Square Inc., a U.S.-based financial services, merchant services aggregator and mobile payment company, rose over the period as it expanded its suite of services to include point-of-sales systems, peer-to-peer payments, payroll systems, and small business loans, which investors viewed favorably. PureCircle, a Malaysia-based producer and innovator of stevia sweeteners, saw the price of its stock rise as the market expanded outside of its traditional soda beverage use to other beverages and foods; investors believe the company is well-positioned to take advantage of its vertical integration and diversified product mix. Shares of Genus, a United Kingdom-based company focused on selling products manufactured using biotechnology to cattle and pig farmers, rose over the period as the company expanded its Chinese porcine business with new contracts. The company also announced third quarter 2017 earnings in line with expectations.

Top detractors from absolute and relative performance included Tung Thih Electronics (Consumer Discretionary), Net1 UEPS Technologies (Information Technology), and CT Environmental Group (Utilities). Shares of Tung Thih Electronics, a Taiwan-based maker of advanced driver assistance systems (“ADAS”) for cars, fell over the period due to a slowdown in vehicle sales in China which affected the company’s customer base.

The stock price of Net1 UEPS Technologies, a U.S.-based provider of universal electronic payment systems, fell due to investor caution as the company appointed a new CEO, resulting in an earlier-than-expected retirement of the former CEO. CT Environmental Group, a China-based provider of industrial wastewater treatment and water supply services, also detracted from performance for the period. The stock fell after the company missed June 2017 earnings expectations alongside uncertainty about a potential spinoff of its hazardous and solid waste treatment businesses.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to invest in innovative companies whose products and services aim to solve the world’s social issues. During the period, we conducted a research trip to Asia where we expanded our research on the lithium battery supply chain. We believe that electrification will be a dominant theme for the future and be central to energy efficiency improvements. We think that lithium battery technology cost declines will facilitate that paradigm shift and we expect to see China rising as a technology leader in lithium batteries; we continue to monitor potential investments in the area.

Within the Fund’s impact themes, the Fund’s largest absolute weights were in financial inclusion and alternative energy companies at the end of the period relative to the benchmark. On a regional basis, we ended the quarter most overweight to Emerging Markets and most underweight North America relative to the benchmark.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Small-cap securities can have greater risk and volatility than large-cap securities. Investing in companies that seek to address major social and environmental challenges may cause the Fund to forego certain investment opportunities and underperform funds that do not have a similar focus. By investing in cash and money market investments, the Fund may lose the benefit of market upswings. Because it invests in a master portfolio, the Fund is also subject to the risks related to a master-feeder structure.

4

Hartford Global Impact Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2017

The Fund invests all of its assets in the Global Impact Master Portfolio, the investment breakdown of which is shown below.

Composition by Country in the Global Impact Master Portfolio

as of October 31, 2017

Country	Percentage of Net Assets
Australia	2.5%
Austria	1.1
Bangladesh	3.3
Botswana	1.3
Brazil	3.5
China	3.2
Denmark	1.9
France	2.1
Germany	1.3
Hong Kong	2.0
India	9.7
Japan	1.3
Kenya	3.7
Luxembourg	2.0
Netherlands	1.3
South Africa	1.9
Spain	2.4
Taiwan	1.5
Thailand	0.9
United Kingdom	5.9
United States	46.9
Short-Term Investments	1.0
Other Assets & Liabilities	(0.7)

Total	100.0%

Composition by Sector in the Global Impact Master Portfolio

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.4%
Consumer Staples	3.9
Financials	8.5
Health Care	14.7
Industrials	18.0
Information Technology	18.4
Real Estate	0.9
Telecommunication Services	9.0
Utilities	14.9

Total	99.7%

Short-Term Investments	1.0
Other Assets & Liabilities	(0.7)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

5

Hartford Global Impact Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2017 through October 31, 2017. To the extent the Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hartford Global Impact Fund(1)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,132.40	$6.40	$1,000.00	$1,019.21	$6.06	1.19%	184	365
Class C	$1,000.00	$1,128.80	$10.73	$1,000.00	$1,015.12	$10.16	2.00%	184	365
Class I	$1,000.00	$1,135.30	$4.63	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class R3	$1,000.00	$1,132.40	$6.56	$1,000.00	$1,019.06	$6.21	1.22%	184	365
Class R4	$1,000.00	$1,133.40	$6.02	$1,000.00	$1,019.56	$5.70	1.12%	184	365
Class R5	$1,000.00	$1,134.40	$5.11	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R6	$1,000.00	$1,135.30	$4.57	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class Y	$1,000.00	$1,134.40	$4.79	$1,000.00	$1,020.72	$4.53	0.89%	184	365
Class F	$1,000.00	$1,134.40	$4.57	$1,000.00	$1,020.92	$4.33	0.85%	184	365

(1)	Includes the Fund’s share of the Global Impact Master Portfolio’s allocated expenses.

6

Hartford Global Impact Fund

Schedule of Investments

October 31, 2017

Market Value
AFFILIATED INVESTMENT COMPANIES - 99.6%
Domestic Equity Funds - 99.6%
Global Impact Master Portfolio (the “Master Portfolio”)	$27,768,563

Total Domestic Equity Funds	$27,768,563

Total Affiliated Investment Companies	$27,768,563

Total Investments	99.6%	$27,768,563
Other Assets and Liabilities	0.4%	116,530

Total Net Assets	100.0%	$27,885,093

Summary of the Master Portfolio’s Investments as of October 31, 2017, based on their valuation inputs, is located within this report (See Investment Valuation Note).

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Impact Fund

Statement of Assets and Liabilities

October 31, 2017

Hartford Global Impact Fund
Assets:
Investment in the Master Portfolio, at market value	$27,768,563
Other assets	145,399

Total assets	27,913,962

Liabilities:
Payables:
Transfer agent fees	82
Accounting services fees	1,019
Fund administration fees	1,698
Distribution fees	38
Accrued expenses	26,032

Total liabilities	28,869

Net assets	$27,885,093

Summary of Net Assets:
Capital stock and paid-in-capital	$26,041,035
Undistributed (distributions in excess of) net investment income	59,698
Accumulated net realized gain (loss) allocated from the Master Portfolio	810,202
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency allocated from the Master Portfolio	974,158

Net assets	$27,885,093

Shares authorized	225,000,000

Par value	$0.0010

Class A: Net asset value per share	$11.63

Maximum offering price per share	$12.31

Shares outstanding	12,081

Net Assets	$140,487

Class C: Net asset value per share	$11.57

Shares outstanding	1,379

Net Assets	$15,952

Class I: Net asset value per share	$11.66

Shares outstanding	104,165

Net Assets	$1,214,138

Class R3: Net asset value per share	$11.63

Shares outstanding	1,000

Net Assets	$11,628

Class R4: Net asset value per share	$11.64

Shares outstanding	1,000

Net Assets	$11,636

Class R5: Net asset value per share	$11.65

Shares outstanding	1,000

Net Assets	$11,650

Class R6: Net asset value per share	$11.66

Shares outstanding	1,000

Net Assets	$11,657

Class Y: Net asset value per share	$11.65

Shares outstanding	1,000

Net Assets	$11,652

Class F: Net asset value per share	$11.66

Shares outstanding	2,269,934

Net Assets	$26,456,293

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Impact Fund

Statement of Operations

For the Period Ended October 31, 2017

Hartford Global Impact Fund(1)
Investment Income:
Dividends allocated from Master Portfolio	$163,483
Interest allocated from Master Portfolio	3,005
Less: Foreign tax withheld allocated from Master Portfolio	(12,191)
Expenses allocated from Master Portfolio	(121,495)

Total investment income allocated from Master Portfolio	32,802

Expenses:
Administrative services fees
Class R3	14
Class R4	11
Class R5	7
Transfer agent fees
Class A	43
Class C	16
Class I	81
Class R3	7
Class R4	7
Class R5	7
Class R6	7
Class Y	26
Class F	—
Distribution fees
Class A	84
Class C	88
Class R3	36
Class R4	18
Registration and filing fees	107,939
Accounting services fees	8,055
Fund administration fees	13,424
Audit fees	15,500
Other expenses	77,727

Total expenses (before waivers and fees paid indirectly)	223,097
Expense waivers	(282,616)
Transfer agent fee waivers	(7)
Distribution fee reimbursements	(62)

Total waivers and fees paid indirectly	(282,685)

Total expenses (reimbursements), net	(59,588)

Net Investment Income (Loss)	92,390

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments allocated from Master Portfolio	810,012
Less: Foreign taxes paid on realized capital gains	(9,422)
Net realized gain (loss) on foreign currency contracts allocated from Master Portfolio	(2,513)
Net realized gain (loss) on other foreign currency transactions allocated from Master Portfolio	(20,567)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	777,510

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments allocated from Master Portfolio	973,724
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies allocated from Master Portfolio	434

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	974,158

Net Gain (Loss) on Investments and Foreign Currency Transactions	1,751,668

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,844,058

(1)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Impact Fund

Statement of Changes in Net Assets

Hartford Global Impact Fund
For the Period Ended October 31, 2017(1)
Operations:
Net investment income (loss)	$92,390
Net realized gain (loss) on investments and foreign currency transactions	777,510
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	974,158

Net Increase (Decrease) in Net Assets Resulting from Operations	1,844,058

Capital Share Transactions:
Sold	26,441,087
Redeemed	(400,052)

Net increase from capital share transactions	26,041,035

Net Increase (Decrease) in Net Assets	27,885,093

Net Assets:
Beginning of period	—

End of period	$27,885,093

Undistributed (distributions in excess of) net investment income	$59,698

(1)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

10

Hartford Global Impact Fund

Financial Highlights

	— Selected Per-Share Data(1) —							— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover of Master Portfolio(8)
Hartford Global Impact Fund
For the Period Ended October 31, 2017(5)
A	$10.00	$0.06	$1.57	$1.63	$11.63	16.30	%(6)	$140	5.13	%(7)	1.19	%(7)	0.76	%(7)	50%
C	10.00	0.01	1.56	1.57	11.57	15.70	(6)	16	5.94	(7)	2.00	(7)	0.11	(7)	50
I	10.00	0.09	1.57	1.66	11.66	16.60	(6)	1,214	4.76	(7)	0.86	(7)	1.26	(7)	50
R3	10.00	0.07	1.56	1.63	11.63	16.30	(6)	12	5.54	(7)	1.22	(7)	0.93	(7)	50
R4	10.00	0.07	1.57	1.64	11.64	16.40	(6)	12	5.24	(7)	1.12	(7)	1.01	(7)	50
R5	10.00	0.09	1.56	1.65	11.65	16.50	(6)	12	4.94	(7)	0.95	(7)	1.19	(7)	50
R6	10.00	0.09	1.57	1.66	11.66	16.60	(6)	12	4.84	(7)	0.85	(7)	1.29	(7)	50
Y	10.00	0.12	1.53	1.65	11.65	16.50	(6)	12	4.79	(7)	0.90	(7)	1.63	(7)	50
F	10.00	0.10	1.56	1.66	11.66	16.50	(6)	26,456	4.74	(7)	0.85	(7)	1.28	(7)	50

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Includes the Fund’s share of the Master Portfolio’s allocated expenses.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)	The portfolio turnover of Hartford Global Impact Fund is reflective of the portfolio turnover of Global Impact Master Portfolio.

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Impact Fund

Notes to Financial Statements

October 31, 2017

1.	Organization:

Hartford Global Impact Fund (the “Fund”) is a series of The Hartford Mutual Funds, Inc. (the “Company”). The Company is an open-end registered management investment company comprised of forty-three series as of October 31, 2017.

The Fund operates as a “feeder fund,” which means it invests all of its investable assets in the Global Impact Master Portfolio (the “Master Portfolio”). As of October 31, 2017, the Fund owned approximately 99.6% of the Master Portfolio. The Master Portfolio is a series of Hartford Funds Master Fund. The Fund has the same investment objective and limitations as the Master Portfolio in which it invests. The Fund does not buy investment securities directly. The Master Portfolio, on the other hand, invests directly in portfolio securities. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including its Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

The assets of the Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a diversified open-end management investment company. The Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

The Fund has registered for sale Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F shares. As of October 31, 2017, Class T shares have not commenced operations. Class A shares are sold with a front-end sales charge of up to 5.50%. Class T shares have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes I, R3, R4, R5, R6, Y and F shares are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Investment Valuation – Investment in the Master Portfolio is valued daily based on the Fund’s proportionate share of the Master Portfolio’s net assets, which is also valued daily. Valuation of the securities held by the Master Portfolio is discussed in the notes to the Master Portfolio’s financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Master Portfolio’s Investment portfolio.

b)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

c)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(b)). The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

12

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2017

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

3.	Principal Risks:

Because the Fund invests in the Master Portfolio, the Fund is also subject to risks related to the master-feeder structure. Other “feeder” funds may also invest in the Master Portfolio. As shareholders of the Master Portfolio, feeder funds, including the Fund, vote on matters pertaining to the Master Portfolio. Feeder funds with a greater pro rata ownership of the Master Portfolio could have effective voting control of the operations of the Master Portfolio. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Portfolio borne by the remaining feeder fund shareholders, including the Fund. The risks described below are some of the risks that the Fund is exposed to through its investment in the Master Portfolio.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of the Master Portfolio’s exposure to market risk is the market value of the investments held as shown in the Master Portfolio’s schedule of investments.

Certain investments held by the Master Portfolio expose the Master Portfolio to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets. Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. The Master Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Master Portfolio has unsettled or open transactions will default.

13

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2017

4.	Federal Income Taxes:

a)	The Fund intends to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. The Fund intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2017. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

(c)	Components of Distributable Earnings – As of October 31, 2017, the components of distributable earnings (deficit) for the Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Hartford Global Impact Fund	$898,107	$—	$—	$945,951	$1,844,058

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to passive foreign investment company (“PFICs”), and real estate investment trusts (“REITs”), RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFIC, expiration of capital loss carryforwards and utilization or write-off of net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2017, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Hartford Global Impact Fund	$—	$(32,692)	$32,692

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews the Fund’s tax positions for all open tax years. As of October 31, 2017, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. The Fund files U.S. tax returns. Although the statute of limitations for examining the Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

14

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2017

5.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as the Fund’s investment manager. The Company, on behalf of the Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for the Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Wellington Management Company LLP (“Wellington Management”) serves as the Master Portfolio’s sub-adviser and performs daily investment of the assets for the Master Portfolio.

The Fund has a management fee rate of 0% so long as the Fund invests all (or substantially all) of its assets in the Master Portfolio under a master-feeder structure, pursuant to the Investment Management Agreement. If, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Portfolio, the Fund management fee rate would be as follows:

Management Fee Rate
0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6800% on next $1.5 billion and;
0.6750% on next $2.5 billion and;
0.6700% over $5 billion

The Master Portfolio pays a monthly management fee to HFMC as set forth below:

Management Fee Rate
0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6800% on next $1.5 billion and;
0.6750% on next $2.5 billion and;
0.6700% over $5 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives a flat fee of $52,000 per year.

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2017, HFMC contractually limited the total operating expenses of the Fund (including expenses allocated from the Master Portfolio) (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2018 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	0.85%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended October 31, 2017, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	1.19%	2.00%	0.86%	1.22%	1.12%	0.95%	0.85%	0.89%	0.85%

15

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2017

e)	Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. For the period ended October 31, 2017, there were no front-end sales charges and contingent deferred sales charges.

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of the Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2017, Class T shares have not commenced operations. Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the period ended October 31, 2017, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Hartford Global Impact Fund	$16

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to the Fund. During the fiscal period ended October 31, 2017, HASCO contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and F shares until February 28, 2018. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services during the fiscal period ended October 31, 2017, HASCO was compensated on a per account basis that varies by account type, except with respect to Class Y, for which it was compensated based on average daily net assets. Prior to May 1, 2017, Class Y shares were subject to a fee cap on transfer agency fees. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Fund. The accrued amount shown in the Statement of Operation reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the period ended October 31, 2017, the annualized effective rate of compensation paid to HASCO for transfer agency before waivers and/or reimbursements services as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	0.13%	0.18%	0.01%	0.10%	0.10%	0.10%	0.10%	0.04%	—

For the period ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waviers and/or reimbursements as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	0.13%	0.18%	0.01%	0.10%	0.10%	0.10%	0.00%	0.04%	—

16

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2017

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2017, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	8%	73%	45%	100%	100%	100%	100%	100%	50%

Percentage of Fund by Class:

Fund	Class A		Class C		Class I	Class R3		Class R4		Class R5		Class R6		Class Y		Class F
Hartford Global Impact Fund	—	%*	—	%*	2%	—	%*	—	%*	—	%*	—	%*	—	%*	47%

*	Percentage rounds to zero.

7.	Security Transactions and Income Recognition:

Securities transactions are recorded on a trade date basis in the Master Portfolio. Realized gains or losses in the Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily based on the effective interest method by the Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in the Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities in the Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

The Fund records daily its proportionate share of the Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses.

8.	Capital Share Transactions:

The following information is for the period ended October 31, 2017.

Hartford Global Impact Fund
	For the Period Ended October 31, 2017(1)
	Shares	Amount
Class A
Shares Sold	12,082	$133,398
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	12,081	133,388

Class C
Shares Sold	1,380	$14,010
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	1,379	14,000

17

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2017

Hartford Global Impact Fund – (continued)
	For the Period Ended October 31, 2017(1)
	Shares	Amount
Class I
Shares Sold	111,880	$1,163,260
Shares Redeemed	(7,715)	(84,613)

Net Increase (Decrease)	104,165	1,078,647

Class R3
Shares Sold	1,001	$10,010
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	1,000	10,000

Class R4
Shares Sold	1,001	$10,010
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	1,000	10,000

Class R5
Shares Sold	1,001	$10,010
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	1,000	10,000

Class R6
Shares Sold	1,001	$10,010
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	1,000	10,000

Class Y
Shares Sold	30,558	$310,010
Shares Redeemed	(29,558)	(315,379)

Net Increase (Decrease)	1,000	(5,369)

Class F
Shares Sold	2,269,934	$24,780,369

Net Increase (Decrease)	2,269,934	24,780,369

Total Net Increase (Decrease)	2,392,559	$26,041,035

(1)	Commenced operations on February 28, 2017.

9.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received

18

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2017

excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit. No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Subsequent Events:

Effective November 1, 2017, the Company, on behalf of the Fund, entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with HASCO. Effective November 1, 2017, under the terms of the Agreement, the Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to BFDS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the Board.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Global Impact Fund (one of the series constituting The Hartford Mutual Funds, Inc. (the Company)), as of October 31, 2017, and the related statements of operations, changes in net assets, and the financial highlights for the period February 28, 2017 (commencement of operations) through October 31, 2017. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Global Impact Fund (one of the series constituting The Hartford Mutual Fund, Inc.) at October 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for the period February 28, 2017 (commencement of operations) through October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2017

20

Hartford Global Impact Fund

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2017. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	89	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a Consultant of Arrowpoint Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	89	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

21

Hartford Global Impact Fund

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	89	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	89	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).

22

Hartford Global Impact Fund

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	89	None

23

Hartford Global Impact Fund

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944)	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	89	None

24

Hartford Global Impact Fund

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	89	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS(4) AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	89	N/A

25

Hartford Global Impact Fund

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

MICHAEL J. FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds II, Inc., The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

26

Hartford Global Impact Fund

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Funds Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

27

Hartford Global Impact Fund

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.
(4)	Effective November 7, 2017, Albert Lee and Theodore Lucas were elected as officers of the Company. For more information, please see the most recent Statement of Additional Information.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

28

Global Impact Master Portfolio

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7%
	Australia - 2.5%
50,504	Seek Ltd.	$711,165

	Austria - 1.1%
18,397	Zumtobel Group AG	314,533

	Bangladesh - 3.3%
173,292	GrameenPhone Ltd.	915,603

	Botswana - 1.3%
1,917,103	Letshego Holdings Ltd.	358,408

	Brazil - 3.5%
97,775	Kroton Educacional S.A.	537,698
115,455	MRV Engenharia e Participacoes S.A.	446,461

		984,159

	China - 3.2%
2,564,995	CT Environmental Group Ltd.	394,889
1,407,185	Huaneng Renewables Corp. Ltd. Class H	483,937

		878,826

	Denmark - 1.9%
6,145	Vestas Wind Systems A/S	542,510

	France - 2.1%
5,345	Kaufman & Broad S.A.	236,187
14,811	Veolia Environnement S.A.	350,882

		587,069

	Germany - 1.3%
7,799	Innogy SE(1)	362,700

	Hong Kong - 2.0%
977,600	Canvest Environmental Protection Group Co., Ltd.	545,102

	India - 9.7%
39,343	Bharat Financial Inclusion Ltd.*	593,350
28,432	Indiabulls Housing Finance Ltd.	546,627
27,447	Repco Home Finance Ltd.	262,386
32,788	Shriram Transport Finance Co., Ltd.	591,939
80,811	Vakrangee Ltd.	702,027

		2,696,329

	Japan - 1.3%
6,645	Eisai Co., Ltd.	369,838

	Kenya - 3.7%
4,224,915	Safaricom Ltd.	1,038,413

	Luxembourg - 2.0%
8,525	Millicom International Cellular S.A.	545,173

	Netherlands - 1.3%
15,896	Basic-Fit N.V.*(1)	365,052

	South Africa - 1.9%
57,992	Net 1 UEPS Technologies, Inc.*	529,467

	Spain - 2.4%
8,247	Acciona S.A.	682,886

	Taiwan - 1.5%
64,500	Tung Thih Electronic Co., Ltd.	418,885

	Thailand - 0.9%
636,835	LPN Development PCL	251,130

	United Kingdom - 5.9%
23,399	Genus plc	730,629
16,529	Hikma Pharmaceuticals plc	255,489
97,710	PureCircle Ltd.*	656,654

		1,642,772

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	United States - 46.9%
2,021	Acuity Brands, Inc.	$337,911
29,532	Advanced Drainage Systems, Inc.	577,351
4,193	Aimmune Therapeutics, Inc.*	121,891
2,784	Alkermes plc*	135,748
2,097	athenahealth, Inc.*	268,164
15,013	Avangrid, Inc.	776,622
1,898	Blackbaud, Inc.	192,267
3,906	Bright Horizons Family Solutions, Inc.*	337,088
6,669	Clean Harbors, Inc.*	356,858
33,395	Covanta Holding Corp.	537,660
3,410	First Solar, Inc.*	186,936
4,480	Global Blood Therapeutics, Inc.*	178,304
22,646	Invitae Corp.*	191,132
9,915	Itron, Inc.*	774,857
12,422	Johnson Controls International plc	514,147
45,701	Laureate Education, Inc. Class A*	611,022
36,795	Nuance Communications, Inc.*	542,358
23,560	Pattern Energy Group, Inc.	543,529
5,279	Proofpoint, Inc.*	487,832
21,879	Sprouts Farmers Market, Inc.*	404,543
18,667	Square, Inc. Class A*	694,226
23,755	Stratasys Ltd.*	534,963
10,392	Teladoc, Inc.*	343,456
770	Tesla, Inc.*	255,278
2,669	Thermo Fisher Scientific, Inc.	517,332
7,666	Ubiquiti Networks, Inc.*	476,672
8,724	Watts Water Technologies, Inc. Class A	587,998
8,932	Xylem, Inc.	594,246
15,561	Zoetis, Inc.	993,103

		13,073,494

	Total Common Stocks (cost $26,773,710)	$27,813,514

SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 1.0%
273,278	Morgan Stanley Institutional Liquidity Funds, Institutional Class, 0.92%(2)	$273,278

	Total Short-Term Investments (cost $273,278)	$273,278

Total Investments (cost $27,046,988)	100.7%	$28,086,792
Other Assets and Liabilities	(0.7)%	(203,017)

Total Net Assets	100.0%	$27,883,775

The accompanying notes are an integral part of these financial statements.

29

Global Impact Master Portfolio

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $727,752, which represented 2.6% of total net assets.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

30

Global Impact Master Portfolio

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Master Portfolio’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Australia	$711,165	$—	$711,165	$—
Austria	314,533	—	314,533	—
Bangladesh	915,603	915,603	—	—
Botswana	358,408	358,408	—	—
Brazil	984,159	984,159	—	—
China	878,826	—	878,826	—
Denmark	542,510	—	542,510	—
France	587,069	—	587,069	—
Germany	362,700	—	362,700	—
Hong Kong	545,102	545,102	—	—
India	2,696,329	—	2,696,329	—
Japan	369,838	—	369,838	—
Kenya	1,038,413	1,038,413	—	—
Luxembourg	545,173	—	545,173	—
Netherlands	365,052	365,052	—	—
South Africa	529,467	529,467	—	—
Spain	682,886	—	682,886	—
Taiwan	418,885	—	418,885	—
Thailand	251,130	251,130	—	—
United Kingdom	1,642,772	1,387,283	255,489	—
United States	13,073,494	13,073,494	—	—
Short-Term Investments	273,278	273,278	—	—

Total	$28,086,792	$19,721,389	$8,365,403	$—

(1)	For the period ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

31

Global Impact Master Portfolio

Statement of Assets and Liabilities

October 31, 2017

Global Impact Master Portfolio
Assets:
Investments in securities, at market value	$28,086,792
Foreign currency	36,147
Receivables:
Investment securities sold	169,330
Dividends and interest	3,323

Total assets	28,295,592

Liabilities:
Payables:
Investment securities purchased	308,818
Investment management fees	17,568
Accounting services fees	422
Board of Trustees’ fees	47
Foreign taxes	57,185
Accrued expenses	27,777

Total liabilities	411,817

Net assets	$27,883,775

Cost of investments	$27,046,988
Cost of foreign currency	$36,234

The accompanying notes are an integral part of these financial statements.

32

Global Impact Master Portfolio

Statement of Operations

For the Period Ended October 31, 2017

Global Impact Master Portfolio(1)
Investment Income:
Dividends	$165,143
Interest	3,029
Less: Foreign tax withheld	(12,328)

Total investment income, net	155,844

Expenses:
Investment management fees	54,913
Custodian fees	692
Accounting services fees	1,317
Trustees expenses	154
Audit fees	32,770
Other expenses	33,562

Total expenses (before waivers)	123,408
Commission recapture	(175)

Total expenses, net	123,233

Net Investment Income (Loss)	32,611

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	816,836
Less: Foreign taxes paid on realized capital gains	(9,468)
Net realized gain (loss) on foreign currency contracts	(2,606)
Net realized gain (loss) on other foreign currency transactions	(20,736)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	784,026

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	982,619
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	430

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	983,049

Net Gain (Loss) on Investments and Foreign Currency Transactions	1,767,075

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,799,686

(1)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

33

Global Impact Master Portfolio

Statement of Changes in Net Assets

Global Impact Master Portfolio
For the Period Ended October 31, 2017(1)
Operations:
Net investment income (loss)	$32,611
Net realized gain (loss) on investments and foreign currency transactions	784,026
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	983,049

Net Increase (Decrease) in Net Assets Resulting from Operations	1,799,686

Capital Transactions:
Contributions	26,374,938
Withdrawals	(290,849)

Net increase from capital share transactions	26,084,089

Net Increase (Decrease) in Net Assets	27,883,775

Net Assets:
Beginning of period	—

End of period	$27,883,775

(1)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

34

Global Impact Master Portfolio

Financial Highlights

— Ratios and Supplemental Data —
Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjustments(1)		Ratio of Expenses to Average Net Assets After Adjustments(1)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Global Impact Master Portfolio
For the Period Ended October 31, 2017(2)
15.21	%(3)	$27,884	1.73	%(4)	1.73	%(4)	0.46	%(4)	50%

(1)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(2)	Commenced operations on February 28, 2017.
(3)	Not Annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

35

Global Impact Master Portfolio

Notes to Financial Statements

October 31, 2017

1.	Organization:

Global Impact Master Portfolio (the “Master Portfolio”), a series of the Hartford Funds Master Fund (the “Trust”), was organized under the laws of the State of Delaware as a statutory trust on October 25, 2016. The offering of the Master Portfolio’s shares are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Beneficial interests in the Master Portfolio are not registered under the Securities Act of 1933, as amended (the “1933 Act”), because such interests are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Master Portfolio may only be made by “accredited investors” within the meaning of Regulation D under the 1933 Act.

The Master Portfolio is a diversified open-end management investment company and applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The Master Portfolio operates as a “Master Fund” in a master/feeder structure which enables the feeder funds to pool their assets with other investors in the Master Portfolio, if any.

As of October 31, 2017, the Master Portfolio has an affiliated fund, Hartford Global Impact Fund (the “Feeder Fund”), with a significant ownership percentage of the Master Portfolio’s net assets. In addition to the Feeder Fund, as of October 31, 2017, seed capital was invested in the Master Portfolio by Hartford Funds Management Company, LLC (“HFMC”). Investment activities of the Feeder Fund could have a material impact on the Master Portfolio. As of October 31, 2017, the Feeder Fund and HFMC owned approximately 99.6% and 0.4%, respectively, of the Master Portfolio.

The Master Portfolio commenced operations on February 28, 2017.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Master Portfolio used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Investment Valuation and Fair Value Measurements – All investments are valued as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”), although the Master Portfolio may deviate from this calculation time under unusual or unexpected circumstances. Portfolio securities and other assets held in the Master Portfolio’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Master Portfolio will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees of the Trust. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Master Portfolio’s portfolio holdings or assets.

In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available.

In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees of the Trust in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Master Portfolio. The value of the foreign securities or other instruments in which the Master Portfolio invests may change on days when a shareholder will not be able to purchase or redeem shares of the Master Portfolio. Fair value pricing is subjective in nature and the use of fair value pricing by the Master Portfolio may cause net asset value (NAV) of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Master Portfolio could obtain the fair

36

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2017

value assigned to an investment if the Master Portfolio were to sell the investment at approximately the time at which the Master Portfolio determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange-traded derivatives and centrally cleared swaps held by the Master Portfolio are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Trust’s Board of Trustees. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Master Portfolio may use fair valuation in regard to fixed income positions when the Master Portfolio holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Master Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Master Portfolio.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined as of the NYSE Close on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Trust’s Board of Trustees.

U.S. GAAP defines fair value as the price that the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Master Portfolio’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

37

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2017

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees of the Trust generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Master Portfolio’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Trustees of the Trust. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Trustees of the Trust then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Master Portfolio’s Schedule of Investments.

b)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Master Portfolio will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

The Master Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Master Portfolio.

c)	Taxes – The Master Portfolio may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Master Portfolio invests. The Master Portfolio may also be subject to taxes withheld on foreign dividends from securities in which the Master Portfolio invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities, if applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Master Portfolio does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

38

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2017

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Master Portfolio may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Master Portfolio Share Valuation – Orders for the Master Portfolio’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Master Portfolio’s shares is determined as of the close of business on each business day of the Exchange (See Note 2(a)). The NAV is determined by dividing the Master Portfolio’s net assets by the number of shares outstanding.

Orders for the purchase of the Master Portfolio’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Master Portfolio is not open for business, are priced at the next determined NAV.

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Master Portfolio is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Master Portfolio’s NAV. The Master Portfolio may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Master Portfolio’s NAV. The Master Portfolio may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Trust’s Board of Trustees. See the Master Portfolio’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2017.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Master Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Master Portfolio’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Master Portfolio may enter into foreign currency contracts that obligate the Master Portfolio to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Master Portfolio’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Master Portfolio as an unrealized gain or loss. The Master Portfolio will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Master Portfolio, as shown on the Schedule of Investments, had no outstanding foreign currency contracts as of October 31, 2017.

39

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2017

b)	Additional Derivative Instrument Information:

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(2,606)	$—	$—	$—	$—	$(2,606)

Total	$—	$(2,606)	$—	$—	$—	$—	$(2,606)

For the Period Ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$233,195
Foreign Currency Contracts Sold at Contract Amount	$230,588

5.	Principal Risks:

The Master Portfolio’s investments expose it to various types of risks associated with financial instruments and the markets. The Master Portfolio may be exposed to the risks described below. The Master Portfolio’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of the Master Portfolio’s exposure to market risk is the market value of the investments held as shown in the Master Portfolio’s schedule of investments.

Certain investments held by the Master Portfolio expose the Master Portfolio to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of the funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction

40

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2017

and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. The Master Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Master Portfolio has unsettled or open transactions will default.

A non-accredited investor may not directly purchase an interest in the Master Portfolio, but instead may purchase shares in one or more investment companies that invest all of their assets in the Master Portfolio (each, a “feeder fund”). Therefore, the Master Portfolio is also subject to risks related to the master-feeder structure. As shareholders of the Master Portfolio, feeder funds vote on matters pertaining to the Master Portfolio. Feeder funds with a greater pro rata ownership in the Master Portfolio could have effective voting control of the operations of the Master Portfolio. Also, a large-scale redemption by one feeder fund may increase the proportionate share of the costs of the Master Portfolio borne by the remaining feeder funds.

6.	Federal Income Taxes:

The Master Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

Any income, realized and unrealized gain or loss is deemed to pass down to the feeder funds and other investors in the Master Portfolio, if any, daily.

As of October 31, 2017, the Master Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes and the net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation at October 31, 2017, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Global Impact Master Portfolio	$27,080,309	$1,779,345	($772,862)	$1,006,483

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as the Master Portfolio’s investment manager. The Trust, on behalf of the Master Portfolio, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC is responsible for the management of the Master Portfolio and supervises the activities of the Master Portfolio’s sub-adviser. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Master Portfolio. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of the Master Portfolio in accordance with the Master Portfolio’s investment objective and policies. The Master Portfolio pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

41

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2017

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2017; the rates are accrued daily and paid monthly based on the Master Portfolio’s average daily net assets, at the following annual rates:

Management Fee Rates
0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6800% on next $1.5 billion and;
0.6750% on next $2.5 billion and;
0.6700% over $5 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Trust, on behalf of the Master Portfolio, HFMC provides accounting services to the Master Portfolio and receives a tax services fee of $50,000 per year plus an accounting services fees calculated at the following annual rate based on its average daily net assets shown below.

Average Daily	Net Assets Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Over $7.0 billion	0.010%

8.	Commitments and Contingencies

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Master Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made again the Master Portfolio that have not yet occurred. However, based on experience and knowledge of management, the Master Portfolio expects the risk of loss to be remote.

9.	Investment Transactions:

For the period ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases	Sales Proceeds
Global Impact Master Portfolio	$31,952,456	$5,995,581

10.	Line of Credit:

The Master Portfolio participates in a committed line of credit pursuant to a credit agreement. The Master Portfolio may borrow under the line of credit for temporary or emergency purposes. The Master Portfolio (together with certain other Hartford Funds) may borrow up to $375 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the period ended October 31, 2017, the Master Portfolio did not have borrowings under this facility.

11.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Law and federal securities laws. In addition, the Trust, on behalf of the Master Portfolio, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

42

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2017

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit. No accrual for litigation relating to this matter has been recorded in the financial statements of the Master Portfolio because the Master Portfolio is not party to the suit.

13.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which this statement was issued and has determined that no additional items require adjustment to or disclosure in this financial statement.

43

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Hartford Funds Master Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Impact Master Portfolio (one of the series constituting Hartford Funds Master Fund (the “Trust”)), as of October 31, 2017, and the related statements of operations, changes in net assets, and the financial highlights for the period February 28, 2017 (commencement of operations) through October 31, 2017. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Impact Master Portfolio (one of the series constituting Hartford Funds Master Fund) at October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period February 28, 2017 (commencement of operations) through October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2017

44

Global Impact Master Portfolio

Trustees and Officers of the Trust (Unaudited)

Hartford Funds Master Fund (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Trust as of October 31, 2017. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES

HILARY E. ACKERMANN (1956)	Trustee	Since 2016	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	89	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Trustee	Since 2017	Ms. Beery has served as a Consultant of Arrowpoint Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	89	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

45

Global Impact Master Portfolio

Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
LYNN S. BIRDSONG (1946)	Trustee	Since 2016	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	89	None

CHRISTINE R. DETRICK (1958)	Trustee	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	89	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).

46

Global Impact Master Portfolio

Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
DUANE E. HILL (1945)	Trustee	Since 2016	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

WILLIAM P. JOHNSTON (1944)	Trustee and Chairman of the Board	Trustee since 2016 and Chairman of the Board since 2016	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	89	None

47

Global Impact Master Portfolio

Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
PHILLIP O. PETERSON (1944)	Trustee	Since 2016	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946)	Trustee	Since 2016	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	89	None

48

Global Impact Master Portfolio

Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
DAVID SUNG (1953)	Trustee	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	89	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS(4) AND INTERESTED TRUSTEES

JAMES E. DAVEY(5) (1964)	Trustee, President and Chief Executive Officer	President and Chief Executive Officer since 2016; Trustee since 2016	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	89	N/A

49

Global Impact Master Portfolio

Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2016	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

MICHAEL J. FLOOK (1965)	Vice President, Treasurer and Controller	Since 2016	Mr. Flook served as Assistant Treasurer for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

50

Global Impact Master Portfolio

Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2016	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Funds Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2016	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

51

Global Impact Master Portfolio

Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2016	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Each Trustee holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Trustee turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.
(4)	Effective November 7, 2017, Albert Lee and Theodore Lucas were elected as officers of the Trust.
(5)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

52

Additional Information regarding the Hartford Global Impact Fund and Global Impact Master Portfolio

HOW TO OBTAIN A COPY OF THE FUND’S AND MASTER PORTFOLIO’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund and the Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund and the Master Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund and the Master Portfolio file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s and the Master Portfolio’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

53

Additional Information regarding the new transfer agency fee (Unaudited – Not Part of the Annual Report)

Effective November 1, 2017, The Hartford Mutual Funds, Inc. (the “Company”), on behalf of Hartford Global Impact Fund (the “Fund”), entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with Hartford Administrative Services Company (“HASCO”). Effective November 1, 2017, under the terms of the Agreement, the Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to Boston Financial Data Services, Inc. (“BFDS”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the Board.

If this new arrangement were in place during the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’ average daily net assets would have been as follows:

Fund	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Hartford Global Impact Fund	0.25%	0.25%	0.00%	0.02%	0.02%	0.02%	0.02%	0.00%	0.06%

54

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Customer Privacy Notice

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and

protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is submitted for the general information of the shareholders of the Hartford Global Impact Fund (the “Fund”). It is not authorized for distribution to persons who are not shareholders of the Fund unless preceded or accompanied by a current prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Fund is distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Fund’s investment manager.

MFAR-GI17 12/17    204310    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$1,000,180 for the fiscal year ended October 31, 2016; $976,263 for the fiscal year ended October 31, 2017.

(b)	Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$22,632 for the fiscal year ended October 31, 2016; $15,000 for the fiscal year ended October 31, 2017. Audit-related services are principally in connection with Rule 17Ad-13 under the Securities Exchange Act of 1934.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$244,308 for the fiscal year ended October 31, 2016; $240,245 for the fiscal year ended October 31, 2017. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2016; $0 for the fiscal year ended October 31, 2017.

(e)	(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.	The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended October 31, 2017, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $1,577,993 for the fiscal year ended October 31, 2016; $295,245 for the fiscal year ended October 31, 2017.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by

Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: January 8, 2018	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 8, 2018	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: January 8, 2018	By:	/s/ Michael J. Flook
Michael J. Flook, Vice President,
Treasurer and Controller